UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07589

THE HARTFORD MUTUAL FUNDS, INC.

(Exact name of registrant as specified in charter)

5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Alice A. Pellegrino

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-1844

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

During the year ended October 31, 2016, the period of this report, stocks endured a correction, then recovered and, despite periodic gyrations, managed to remain generally in positive territory for the remainder of the period. Even with the bouts of uncertainty the market experienced, the current bull market continued into its seventh year, making it the second-longest bull market on record, as measured by the S&P 500 Index.1 From November 1, 2015 through October 31, 2016, the S&P 500 generated a 4.51% total return.

The market reacted to a handful of concerns during the course of the year, including worries about low oil prices, weakness in the Chinese economy, a surprise vote for the U.K. to leave the European Union (dubbed Brexit), the beginning of a rate increase cycle by the U.S. Federal Reserve (Fed), and a contentious U.S. presidential election cycle.

There were also more positive influences, including generally positive jobs reports over the course of the period, which helped the unemployment rate fall to pre-recession levels. In addition, growth of the domestic economy, while slow, has remained steady. This has helped limit the Fed’s actions; they’ve kept rate increases very gradual, which helps markets better digest and account for such changes.

While the election results didn’t factor into returns for the period this report covers, President-elect Trump’s inauguration in 2017 is likely to play a key role in market movements for the new year and beyond. While it is difficult to assess the full potential impact of changing political policies, markets seem to consider his policies pro-growth, which could bode well for investors. However, change to the status quo can often result in volatility in the markets.

As we enter 2017, we encourage you to maintain a strong relationship with a financial advisor who can help guide you through shifting markets with confidence. If there’s one certain thing about markets, it’s that movements can be hard to anticipate, especially in the short term. So it’s important to proactively build a portfolio that takes that unknown into account along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of more than 50 mutual funds as you work toward those goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Domestic Equity Funds

Table of Contents

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Capital Appreciation Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Capital Appreciation A1	-0.97%	12.33%	5.19%
Capital Appreciation A2	-6.42%	11.07%	4.60%
Capital Appreciation B1	-1.82%	11.38%	4.50%	[3]
Capital Appreciation B2	-6.22%	11.11%	4.50%	[3]
Capital Appreciation C1	-1.65%	11.55%	4.45%
Capital Appreciation C2	-2.53%	11.55%	4.45%
Capital Appreciation I1	-0.65%	12.69%	5.51%
Capital Appreciation R3[1]	-1.26%	12.02%	4.90%
Capital Appreciation R4[1]	-0.95%	12.36%	5.23%
Capital Appreciation R5[1]	-0.65%	12.69%	5.53%
Capital Appreciation R6[1]	-0.56%	12.79%	5.63%
Capital Appreciation Y1	-0.55%	12.80%	5.64%
Russell 3000 Index	4.24%	13.35%	6.76%
S&P 500 Index	4.51%	13.57%	6.70%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Capital Appreciation Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Capital Appreciation Class A	1.09%	1.09%
Capital Appreciation Class B	1.97%	1.97%
Capital Appreciation Class C	1.81%	1.81%
Capital Appreciation Class I	0.78%	0.78%
Capital Appreciation Class R3	1.40%	1.40%
Capital Appreciation Class R4	1.10%	1.10%
Capital Appreciation Class R5	0.80%	0.80%
Capital Appreciation Class R6	0.75%	0.76%
Capital Appreciation Class Y	0.70%	0.70%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Saul J. Pannell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Kent M. Stahl, CFA

Senior Managing Director and Director, Investment Strategy and Risk

Wellington Management Company LLP

Gregg R. Thomas, CFA

Senior Managing Director and Associate Director, Investment Strategy and Risk

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Capital Appreciation Fund returned -0.97%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmarks, the Russell 3000 Index and the S&P 500 Index, which returned 4.24% and 4.51%, respectively, for the same period. The Fund underperformed the 1.85% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, as measured by the S&P 500 Index, notwithstanding significant volatility earlier in the twelve-month period ended October 31, 2016. The S&P 500 Index finished the last two months of 2015 slightly down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February through March. Stocks continued to rise through the second quarter, despite an unexpected referendum result for the U.K.’s exit from the E.U. (“Brexit”), which caused equities to sell off, only to recover a couple of days later. U.S. equities gained in the third quarter of 2016, in particular during July, before pulling back in October.

The period started with a November that finished relatively flat but data releases continued to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December 2015. The Fed’s policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective. Early in the first quarter of 2016, equity markets plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March

3

The Hartford Capital Appreciation Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

statement surprised many market participants with its overall cautious approach to further rate hikes.

A better-than-feared U.S. corporate earnings season in the second quarter of 2016 and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed Chair Janet Yellen also explicitly mentioned the doubts surrounding the Brexit referendum as a factor in the decision. U.S. equity markets continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September of 2016 as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stock prices dipped in October as U.S. election jitters took center stage.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 and S&P 500 Indices, which returned 6.26% and 4.51%, respectively, outperformed small-cap equities, as measured by the Russell 2000 Index which returned 4.11% during the same period.

Eight of eleven sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Utilities (+18%), Telecommunication Services (+11%), and Information Technology (+10%) sectors, while the Real Estate1 (-7%), Healthcare (-4%) and Consumer Discretionary (-2%) sectors lagged on a relative basis.

The Fund underperformed the Russell 3000 Index primarily due to weak stock selection within the Consumer Discretionary, Healthcare, and Information Technology sectors. Stock selection within the Materials and Energy sectors contributed to returns relative to the Russell 3000 Index during the period. Sector allocation, a result of bottom-up stock selection, also detracted from benchmark-relative results, primarily driven by the Fund’s overweight to Healthcare and underweight to Utilities. This was slightly offset by the Fund’s overweight to Information Technology, which contributed positively.

Top detractors from performance relative to the Russell 3000 Index included SunPower (Information Technology), Herc Holdings (Industrials), and Bristol-Myers Squibb (Healthcare). Shares of SunPower, a U.S.-based energy company focused on solar power, fell following the renewal of investment tax credits in late 2015, which elongated demand into future years. Herc Holdings is the newly formed parent company of Herc Rentals following a spinoff between Hertz’s car rental and equipment rental companies. During the time when the Fund held the stock in the period, the price of Hertz fell as the company released quarterly earnings which were below consensus expectations. The stock price of Bristol-Myers Squibb, a U.S.-based biopharmaceutical company, fell as the company’s trial for immuno-oncology drug Opdivo failed during the third quarter of 2016. OneMain Holdings (Financials) detracted from performance on an absolute basis over the period.

Samsung (Information Technology), NXP Semiconductors (Information Technology), and Ivanhoe Mines (Materials) contributed positively to returns relative to the Russell 3000 Index over the period. The share price of Samsung, a Korean-based manufacturer of consumer electronic products, rose over the period as it announced quarterly results that beat market expectations from strong mobile phone demand, though shares pulled back slightly in September due the recall of its Galaxy Note 7 phone. Shares of NXP Semiconductors, a Dutch semiconductor manufacturing company, rose on merger and acquisition (M&A) activity during the period. Most notably, in the third quarter of 2016, credible rumors that Qualcomm would bid for NXP were leaked and later confirmed. Ivanhoe Mines, a Canadian mineral exploration and development company, saw its stock price rise after announcing a copper discovery early in 2016 and receiving unsolicited interest in the company. Merck (Healthcare) and Facebook (Information Technology) were top contributors to absolute returns over the period.

During the period, the Fund used currency forwards to hedge currency risk. During the period, the use of currency forwards did not have a significant impact on performance.

What is the outlook?

We believe the outlook for the U.S. economy looks solid with a combination of stabilizing capital expenditures, an end to inventory destocking, and a still decent, albeit selective, consumer supporting that view. The growing importance of fiscal policies in the policy mix in many developed economies, including the U.S., lends weight to a solid outlook for growth. As of October 31, 2016, we viewed the U.S. Presidential election and Fed interest rate decisions as the key potentially transforming events of the fourth quarter. In addition, expectations of a December rate increase appear to be well entrenched as of the end of October. We believe understanding the sequence of policy options for each candidate will be integral to understanding the broader economic impact of the election. We believe December’s Italian constitutional reform referendum in Italy could also re-awaken European Union break up fears. Looking into 2017, we would see the shape of the new U.S. administration and the ability of China to extend its current economic cycle, together with political developments in Germany and France as key events to watch.

1 Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016.

4

The Hartford Capital Appreciation Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

At the end of the period, the Fund’s largest overweights were to the Information Technology, Financials, and Healthcare sectors, while the Fund’s largest underweights were to the Consumer Staples and Real Estate sectors, relative to the Russell 3000 Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.6%
Consumer Staples	6.0
Energy	4.6
Financials	16.7
Health Care	15.6
Industrials	10.7
Information Technology	24.3
Materials	4.5
Real Estate	1.4
Telecommunication Services	1.0
Utilities	2.2

Total	98.6%

Fixed Income Securities
Corporate Bonds	0.0%
Short-Term Investments	0.7
Other Assets & Liabilities	0.7

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

5

Hartford Core Equity Fund inception 04/30/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Core Equity A1	1.21%	14.42%	6.99%
Core Equity A2	-4.35%	13.13%	6.39%
Core Equity B1	0.43%	13.54%	6.41%[3]
Core Equity B2	-4.50%	13.30%	6.41%[3]
Core Equity C1	0.47%	13.60%	6.21%
Core Equity C2	-0.51%	13.60%	6.21%
Core Equity I1	1.47%	14.52%	7.03%
Core Equity R3[1]	0.89%	14.16%	6.77%
Core Equity R4[1]	1.21%	14.52%	7.07%
Core Equity R5[1]	1.52%	14.86%	7.40%
Core Equity R6[1]	1.55%	14.89%	7.47%
Core Equity Y1	1.58%	14.90%	7.47%
S&P 500 Index	4.51%	13.57%	6.70%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class I shares commenced operations on 3/31/15. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R6 shares commenced operations on 3/31/15 and performance prior to that date is that of the Fund’s Class Y shares.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

6

Hartford Core Equity Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Core Equity Class A	0.80%	0.98%
Core Equity Class B	1.55%	2.13%
Core Equity Class C	1.55%	1.68%
Core Equity Class I	0.55%	0.61%
Core Equity Class R3	1.10%	1.29%
Core Equity Class R4	0.80%	0.93%
Core Equity Class R5	0.50%	0.59%
Core Equity Class R6	0.46%	0.52%
Core Equity Class Y	0.50%	0.52%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Core Equity Fund returned 1.21%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 4.51% for the same period. The Fund also underperformed the 2.79% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, as measured by the S&P 500 Index, notwithstanding significant volatility earlier in the twelve-month period ended October 31, 2016. The S&P 500 Index finished the last two months of 2015 slightly down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February through March. Stocks continued to rise through the second quarter, despite an unexpected referendum result for the U.K.’s exit from the E.U. (“Brexit”), which caused equities to sell off, only to recover a couple of days later. U.S. equities gained in the third quarter of 2016, in particular during July, before pulling back in October.

The period started with a November that finished relatively flat but data releases continued to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed)

delivered its first rate increase since 2006 in December. The Fed’s policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate hikes.

A better-than-feared U.S. corporate earnings season in the second quarter of 2016 and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed Chair Janet Yellen also explicitly mentioned the doubts surrounding the Brexit referendum as a factor in the decision. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat

7

Hartford Core Equity Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

in August and September of 2016 as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stock prices dipped in October as U.S. election jitters took center stage.

Eight out of eleven sectors in the S&P 500 Index rose during the period, with Utilities (+17%), Information Technology (+11%), and Telecommunication Services (+11%) performing the best. Real Estate1 (-7%) and Healthcare (-4%) lagged on a relative basis during the period.

Overall, underperformance relative to the S&P 500 Index was driven by weak security selection, primarily within the Consumer Staples, Information Technology, Healthcare, and Consumer Discretionary sectors. This was partially offset by positive stock selection within the Financials and Utilities sectors. Sector allocation, a result of the bottom up stock selection process, contributed positively to performance relative to the S&P 500 Index during the period, in part due to the Fund’s overweight to Consumer Staples and underweight to Real Estate. This was partially offset by the Fund’s underweight to Information Technology.

The top detractors from performance relative to the S&P 500 Index included Allergan (Healthcare), Bristol-Myers Squibb (Healthcare), and McKesson (Healthcare). Shares of Allergan, a global pharmaceutical company, declined during the period on news that the company’s highly publicized merger with Pfizer fell through following the U.S. Treasury Department’s release of changes to corporate tax inversion laws. Shares of Bristol-Myers Squibb, a biopharmaceutical company, fell sharply after clinical trial results for Opdivo as monotherapy (the use of a single drug) for treatment of first-line lung cancer were disappointing. Shares of McKesson, a U.S.-based pharmaceutical distributor and health care informational technology company, dropped as a result of concerns that drug price pressure (generic and brand) is likely to remain an overhang on drug distributors this year.

The top contributors to performance relative to the S&P 500 Index were Airgas (Materials), NextEra Energy (Utilities), and Wells Fargo (Financials). Shares of Airgas, a U.S.-based distributor of industrial, medical, and specialty gases, moved higher on news that the company had agreed to merge into Air Liquide to create one of the world’s largest industrial gas companies. NextEra Energy, a U.S.-based electric power provider, agreed to buy Oncor Electric, a utility in Texas, in a deal valued at about $18.4 billion. Not owning Wells Fargo, a U.S.-based diversified bank, was beneficial to relative performance during the period as the company is in the midst of regulatory investigations into unethical retail bank activities that we believe may multiply in which case the company may absorb significant future penalties.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We believe the U.S. economy remains on solid footing with continued moderate economic growth. Gross Domestic Product growth is tracking a little better in the third quarter of 2016 and the momentum may continue into 2017, with participation from investment, consumption, and housing. We believe the U.S. housing market continues to look solid and employment trends remain steady. We think the Fed will do its best not to disrupt the housing market so a gradual pace of Fed tightening appears most likely. The U.S. labor pool is tightening, which eventually could lead to inflation if it accelerates and quickens the Fed’s pace; we have not seen this yet but it is something we are keeping our eye on.

Overall, we continue to find what we consider to be attractively valued equities with the characteristics we seek. We believe the U.S. economy remains in a period of moderate economic growth, and we continue to monitor policy decisions and economic trends that may impact the Fund’s holdings. We remain consistent in adhering to the Fund’s disciplined portfolio construction process that we believe allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection in seeking to outperform the S&P 500 Index.

At the end of the period, the Fund’s largest overweight positions relative to the S&P 500 Index were to Consumer Staples and Utilities sectors, while the Fund’s largest underweights were to Energy and Real Estate sectors.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions.

1 Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016. The attribution analysis of the Financials sector includes Real Estate for the period starting November 1, 2015 through August 31, 2016.

8

Hartford Core Equity Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.1%
Consumer Staples	13.6
Energy	3.3
Financials	14.1
Health Care	13.4
Industrials	10.1
Information Technology	19.4
Materials	3.6
Utilities	5.0

Total	95.6%

Short-Term Investments	3.8
Other Assets & Liabilities	0.6

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

9

The Hartford Dividend and Growth Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Year
Dividend & Growth A1	4.12%	12.06%	6.42%
Dividend & Growth A2	-1.61%	10.80%	5.82%
Dividend & Growth B1	3.12%	11.03%	5.68%	[3]
Dividend & Growth B2	-1.57%	10.77%	5.68%	[3]
Dividend & Growth C1	3.31%	11.21%	5.63%
Dividend & Growth C2	2.37%	11.21%	5.63%
Dividend & Growth I1	4.31%	12.29%	6.71%
Dividend & Growth R3[1]	3.78%	11.71%	6.09%
Dividend & Growth R4[1]	4.10%	12.04%	6.44%
Dividend & Growth R5[1]	4.41%	12.38%	6.75%
Dividend & Growth R6[1]	4.48%	12.47%	6.85%
Dividend & Growth Y1	4.50%	12.49%	6.86%
S&P 500 Index	4.51%	13.57%	6.70%
Russell 1000 Value Index	6.37%	13.31%	5.35%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shownreflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

10

The Hartford Dividend and Growth Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Dividend and Growth Class A	1.02%	1.02%
Dividend and Growth Class B	1.92%	1.97%
Dividend and Growth Class C	1.76%	1.76%
Dividend and Growth Class I	0.81%	0.81%
Dividend and Growth Class R3	1.35%	1.35%
Dividend and Growth Class R4	1.04%	1.04%
Dividend and Growth Class R5	0.74%	0.74%
Dividend and Growth Class R6	0.70%	0.71%
Dividend and Growth Class Y	0.64%	0.64%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Edward P. Bousa, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Donald J. Kilbride

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew G. Baker

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Dividend and Growth Fund returned 4.12%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 4.51% for the same period. The Fund underperformed the Russell 1000 Value Index, the Fund’s other benchmark, which returned 6.37% for the same period. The Fund underperformed the 5.42% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, as measured by the S&P 500 Index, notwithstanding significant volatility earlier in the twelve-month period ended October 31, 2016. The S&P 500 Index finished the last two months of 2015 slightly down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February through March. Stocks continued to rise through the second quarter, despite an unexpected referendum result for the U.K.’s exit from the E.U. (“Brexit”), which caused equities to sell off, only to recover a couple of days later. U.S. equities gained in the third quarter of 2016, in particular during July, before pulling back in October.

The period started with a November that finished relatively flat but data releases continued to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December. The Fed’s policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and

11

The Hartford Dividend and Growth Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate hikes.

A better-than-feared U.S. corporate earnings season in the second quarter of 2016 and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed Chair Janet Yellen also explicitly mentioned the doubts surrounding the Brexit referendum as a factor in the decision. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September of 2016 as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stock prices dipped in October as U.S. election jitters took center stage.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 and S&P 500 Indices, which returned 6.26% and 4.51%, respectively, outperformed small-cap equities, as measured by the Russell 2000 Index which returned 4.11% during the period.

Eight out of eleven sectors in the S&P 500 Index rose during the period, with Utilities (+17%), Information Technology (+11%), and Telecommunication Services (+11%) performing the best. Real Estate1 (-7%), Healthcare (-4%), and Consumer Discretionary (-2%) lagged on a relative basis during the period.

Stock selection within the Consumer Staples, Information Technology, and Financials sectors detracted from performance relative to the S&P 500 Index. This was partially offset by stronger selection within the Healthcare, Industrials, and Utilities sectors. Within sector allocation, a result of the bottom up stock selection process, an underweight to Information Technology and overweight to Healthcare detracted from relative performance. This was offset by an underweight to Consumer Discretionary and an overweight to Utilities, which contributed positively.

The Fund’s top detractors from performance relative to the S&P 500 Index included Wells Fargo (Financials), Bristol-Myers Squibb (Healthcare), and Facebook (Information Technology). Shares of

Wells Fargo, a U.S.-based financial services company, fell during the period, as investors became increasingly concerned that interest rates will not move higher quickly enough to support near-term profitability for the bank and following allegations that bank employees opened more than two million unauthorized accounts to hit sales targets. The stock price of Bristol-Myers Squibb, a U.S.-based biopharmaceutical company, fell following the release of their Opdivo lung cancer drug trial results, which did not achieve the primary endpoint. Not owning benchmark constituent Facebook, a U.S.-based social networking service, detracted from benchmark-relative performance as the company’s shares outperformed following the release of stronger-than-expected earnings results supported by higher advertising revenue growth and better margins. Citigroup (Financials) was among the top absolute detractors during the period.

The Fund’s top contributors to performance relative to the S&P 500 Index during the period were Gilead Sciences (Healthcare), NextEra Energy (Utilities), and Allergan (Healthcare). Not owning benchmark constituent Gilead, a U.S.-based biopharmaceutical company, contributed positively to benchmark-relative performance during the period, as uncertainty over pharmaceutical pricing regulation and lackluster earnings reports among biotech companies increased negative investor sentiment toward the biotechnology industry. Shares of NextEra Energy, a U.S.-based clean energy company, rose during the period on strong earnings that beat consensus expectations. Not owning benchmark constituent Allergan, a U.S.-based pharmaceutical company, also contributed positively to relative performance over the period, as shares declined on news that the company’s highly publicized merger with Pfizer fell through following the U.S. Treasury Department’s release of changes to corporate tax inversion laws. Top absolute performers during the period included Microsoft (Information Technology) and Chevron (Energy).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We continue to rely on our process to seek to identify underappreciated companies with stable earnings that are trading at attractive valuations. We are now looking in other areas of the market for companies with solid cash flow, safe dividend yield, and reasonable valuations. Businesses, such as defense, that are seen as cyclical, but which have stable earnings, are currently attractively valued due to cyclical stocks being out of favor in our view. This example of our capital cycle framework illustrates how we aim to add value by investing in companies in industries that are underappreciated by the market.

1 Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016. The attribution analysis of the Financials sector includes Real Estate for the period starting November 1, 2015 through August 31, 2016.

12

The Hartford Dividend and Growth Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

We are looking for opportunities to take advantage of ongoing volatility and expect the market may continue to be driven by macroeconomic drivers more than fundamentals for the near future as key questions about elections and monetary policy are resolved. In this volatile market context, we are focused on identifying company-specific investment catalysts and mispriced individual securities, rather than investing based on broad themes. We remain disciplined in our application of our investment process.

Our sector positioning results from our bottom up stock selection process did not change meaningfully during the period. Optically, the most significant shift was an increase in the Fund’s Financials overweight following the reclassification of Real Estate as a sector category separate from Financials. We maintained an underweight allocation to Real Estate, and this caused an increase in the Fund’s relative Financials exposure. The Fund’s positioning did not change dramatically in Financials sector though the new sector classification system would suggest it has. At the end of the period, the Fund remained most overweight banks and insurance where we see favorable valuations and businesses that are becoming efficient in a challenging revenue environment driven by low interest rates in our view. At the end of the period, we remained most underweight Information Technology and Consumer Discretionary based on where we are finding opportunities that fit our investment approach. We believe valuations appear stretched for many of the companies in these sectors, dividends tend to be below the market average, and we find other sectors tend to offer stronger and more stable earnings stories relative to expectations.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions.

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	6.8%
Consumer Staples	6.6
Energy	10.0
Financials	23.2
Health Care	14.6
Industrials	10.2
Information Technology	14.8
Materials	3.7
Real Estate	0.3
Telecommunication Services	2.1
Utilities	5.0

Total	97.3%

Short-Term Investments	2.5
Other Assets & Liabilities	0.2

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

13

The Hartford Equity Income Fund inception 08/28/2003

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Equity Income A1	6.13%	12.31%	6.97%
Equity Income A2	0.30%	11.04%	6.36%
Equity Income B1	6.01%	11.90%	6.38%	[3]
Equity Income B2	1.20%	11.65%	6.38%	[3]
Equity Income C1	5.45%	11.50%	6.19%
Equity Income C2	4.49%	11.50%	6.19%
Equity Income I1	6.45%	12.61%	7.26%
Equity Income R3[1]	5.77%	11.94%	6.63%
Equity Income R4[1]	6.14%	12.27%	6.95%
Equity Income R5[1]	6.42%	12.62%	7.28%
Equity Income R6[1]	6.57%	12.73%	7.40%
Equity Income Y1	6.57%	12.73%	7.40%
Russell 1000 Value Index	6.37%	13.31%	5.35%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

14

The Hartford Equity Income Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Equity Income Class A	1.02%	1.02%
Equity Income Class B	1.91%	1.91%
Equity Income Class C	1.76%	1.76%
Equity Income Class I	0.76%	0.76%
Equity Income Class R3	1.36%	1.36%
Equity Income Class R4	1.06%	1.06%
Equity Income Class R5	0.76%	0.76%
Equity Income Class R6	0.69%	0.69%
Equity Income Class Y	0.66%	0.66%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Ian R. Link, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Equity Income Fund returned 6.13% before sales charge for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 6.37% for the same period. The Fund outperformed the 5.42% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, as measured by the S&P 500 Index, notwithstanding significant volatility earlier in the twelve-month period ended October 31, 2016. The S&P 500 Index finished the last two months of 2015 slightly down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February through March. Stocks continued to rise through the second quarter, despite an unexpected referendum result for the U.K.’s exit from the E.U. (“Brexit”), which caused equities to sell off, only to recover a couple of days later. U.S. equities gained in the third quarter of 2016, in particular during July, before pulling back in October.

The period started with a November that finished relatively flat but data releases continued to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December. The Fed’s policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal

15

The Hartford Equity Income Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate hikes.

A better-than-feared U.S. corporate earnings season in the second quarter of 2016 and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed Chair Janet Yellen also explicitly mentioned the doubts surrounding the Brexit referendum as a factor in the decision. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September of 2016 as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stock prices dipped in October as U.S. election jitters took center stage.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 and S&P 500 Indices, which returned 6.26% and 4.51%, respectively, outperformed small-cap equities, as measured by the Russell 2000 Index which returned 4.11% during the same period.

During the period nine out of eleven sectors within the Russell 1000 Value Index posted positive absolute returns, with Utilities (+18%), Information Technology (+15%), and Materials (+15%) performing the best. Real Estate1 (-7%) and Consumer Discretionary (-3%) lagged the Russell 1000 Value Index during the period.

Overall, underperformance relative to the Russell 1000 Value Index was driven by security selection, primarily within the Healthcare and Information Technology sectors. This more than offset stronger stock selection within Energy and Consumer Discretionary. Sector allocation, a result of the Fund’s bottom-up stock selection process, contributed positively during the period primarily due to an overweight to Utilities and an underweight to Real Estate. This was partially offset by an underweight to Materials, which detracted from performance.

Top detractors from performance relative to the Russell 1000 Value Index during the period included Marathon Oil (Energy), Novartis (Healthcare), and Bristol-Myers Squibb (Healthcare). Shares of Marathon Oil, a U.S.-based energy company, fell as the company reported a net loss due to weakness in energy markets in late 2015. The Fund exited the position in early 2016. Novartis is a Switzerland-based pharmaceutical company. During the period, the shares of the company fell as it reported quarterly results below consensus expectations due to disappointing performance in eye care and generic pharmaceuticals. The stock price of Bristol-Myers Squibb, a U.S.-based biopharmaceutical company, fell as the company’s trial for immuno-oncology drug Opdivo failed during the third quarter of 2016. We continued to hold the position based on what we consider to be a favorable view on the long-term potential of immuno-oncology and the company’s strong positon in the space. A top detractor from absolute performance was Wells Fargo (Financials).

Top contributors to returns relative to the Russell 1000 Value Index included Microsoft (Information Technology), Allergan (Healthcare), and Marsh & McLennan (Financials). The stock price of Microsoft, a U.S.-based technology company that develops and licenses a range of services, software and devices, rose over the period as the company posted better than expected second quarter earnings results, driven by increased recurring revenue from Azure and Office 365, strong sales of Surface tablets, and cost reduction measures. We believe Microsoft is a high quality business with growth opportunities within the cloud computing business, has a skilled management team, and strong capital returns. The shares of Allergan, an Ireland-headquartered pharmaceutical company, fell over the period as recent changes to tax inversion rules by the U.S. Treasury Department caused Pfizer to walk away from a proposed merger. Not owning the stock was additive. Shares of Marsh & McLennan, a U.S.-based company of various specialty consultants, rose over the period on the back of consecutive positive quarterly earnings results and better than expected revenue growth. Top absolute contributors for the period included Johnson & Johnson (Healthcare) and Chevron (Energy).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The U.S. economy remains in a period of slow, but steady growth. New home sales and mortgage applications continue to grow year-over-year, suggesting continued strength in the housing market. Labor market conditions remain solid and inventory destocking, which has impacted economic growth in the last year, appears to be coming to an end. Consumer spending is slowing modestly, but consumer confidence remains high, in our view.

We continue to seek balance in the portfolio to allow for upside potential while avoiding excess exposure to a specific economic scenario. With uncertainties around the U.S. election, the timing and actions of global monetary authorities, and commodities pricing, we believe the best course of action is to be disciplined in our investment process and continue to look for opportunities in high quality companies with good yields trading at discounted valuations.

1 Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016.

16

The Hartford Equity Income Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

We believe the portfolio is well positioned, and we are optimistic on fundamentals as we look forward to the end of 2016 and into the next year.

At the end of the period, the Fund’s largest overweights were to the Industrials, Information Technology, and Healthcare sectors, while the Fund’s largest underweights were to the Real Estate and Consumer Discretionary sectors, relative to the Russell 1000 Value Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	4.0%
Consumer Staples	8.7
Energy	13.2
Financials	23.6
Health Care	12.4
Industrials	12.3
Information Technology	11.6
Materials	2.1
Telecommunication Services	3.0
Utilities	7.1

Total	98.0%

Short-Term Investments	1.9
Other Assets & Liabilities	0.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

17

The Hartford Growth Opportunities Fund inception 03/31/1963

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Growth Opportunities A1	1.04%	14.81%	8.03%
Growth Opportunities A2	-4.52%	13.52%	7.42%
Growth Opportunities B1	0.09%	13.85%	7.37%	[3]
Growth Opportunities B2	-4.33%	13.61%	7.37%	[3]
Growth Opportunities C1	0.28%	13.98%	7.27%
Growth Opportunities C2	-0.61%	13.98%	7.27%
Growth Opportunities I1	1.25%	15.08%	8.36%
Growth Opportunities R3[1]	0.71%	14.47%	7.76%
Growth Opportunities R4[1]	1.02%	14.82%	8.10%
Growth Opportunities R5[1]	1.30%	15.15%	8.41%
Growth Opportunities R6[1]	1.40%	15.26%	8.51%
Growth Opportunities Y1	1.40%	15.27%	8.52%
Russell 3000 Growth Index	2.08%	13.47%	8.11%
Russell 1000 Growth Index	2.28%	13.65%	8.22%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

18

The Hartford Growth Opportunities Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Growth Opportunities Class A	1.12%	1.12%
Growth Opportunities Class B	2.03%	2.04%
Growth Opportunities Class C	1.86%	1.86%
Growth Opportunities Class I	0.89%	0.89%
Growth Opportunities Class R3	1.45%	1.45%
Growth Opportunities Class R4	1.15%	1.15%
Growth Opportunities Class R5	0.84%	0.84%
Growth Opportunities Class R6	0.82%	0.82%
Growth Opportunities Class Y	0.75%	0.75%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Michael T. Carmen, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Stephen Mortimer

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mario E. Abularach, CFA

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Growth Opportunities Fund returned 1.04%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmarks, the Russell 3000 Growth Index and the Russell 1000 Growth Index, which returned 2.08% and 2.28%, respectively, for the same period. The Fund outperformed the -0.83% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, as measured by the S&P 500 Index, notwithstanding significant volatility earlier in the twelve-month period ended October 31, 2016. The S&P 500 Index finished the last two months of 2015 slightly down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February through March. Stocks continued to rise through the second quarter, despite an unexpected referendum result for the

U.K.’s exit from the E.U. (“Brexit”), which caused equities to sell off, only to recover a couple of days later. U.S. equities gained in the third quarter of 2016, in particular during July, before pulling back in October.

The period started with a November that finished relatively flat but data releases continued to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December. The Fed’s policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal

19

The Hartford Growth Opportunities Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate hikes.

A better-than-feared U.S. corporate earnings season in the second quarter of 2016 and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed Chair Janet Yellen also explicitly mentioned the doubts surrounding the Brexit referendum as a factor in the decision. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September of 2016 as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stock prices dipped in October as U.S. election jitters took center stage.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 and S&P 500 Indices, which returned 6.26% and 4.51%, respectively, outperformed small-cap equities, as measured by the Russell 2000 Index which returned 4.11% during the same period.

Seven of the eleven sectors in the Russell 3000 Growth Index rose during the period. The Utilities (+16%), Telecommunication Services (+11%), and Information Technology (+9%) sectors posted the strongest gains during the period, while Energy (-12%), Healthcare (-9%), and Real Estate1 (-6%) fell the most.

Sector allocation, a result of our bottom-up stock selection process, was the primary driver of underperformance relative to the Russell 3000 Growth Index during the period, due to an overweight to Healthcare and underweights to Telecommunication Services and Consumer Staples. This was only partially offset by the positive impact of an overweight to Energy and Information Technology. Security selection modestly contributed positively to benchmark-relative performance during the period, with strong selection in Consumer Discretionary, Energy, and Industrials, which was partially offset by weaker selection within Financials, Healthcare, and Consumer Staples.

Top detractors from performance relative to the Russell 3000 Growth Index during the period included McKesson (Healthcare), Microsoft (Information Technology), and Tableau Software (Information Technology). Shares of McKesson, a U.S.-based pharmaceutical and medical supply company, declined during the period as concerns about pharmaceutical pricing remained prominent. The stock price of Microsoft, a U.S.-based technology company that develops and licenses a range of services, software and devices, rose over the period as the company posted better than expected second quarter earnings results, driven by increased recurring revenue from Azure and Office 365, strong sales of Surface tablets, and cost reduction measures. Not owning this benchmark constituent detracted from performance relative to the Russell 3000 Growth Index. Shares of Tableau Software, an analytics and data visualization software company, suffered due to competition concerns, after the company reported slower-than-expected customer growth and disappointing operating margins. Apple (Information Technology) was a top absolute detractor during the period.

Top contributors to performance relative to the Russell 3000 Growth Index during the period included Netflix (Consumer Discretionary), Amazon (Consumer Discretionary), and Tencent Holdings (Information Technology). The stock price of Netflix, a U.S.-based entertainment company, rose during the period after it reported earnings and subscriber growth that exceeded market expectations. Shares of Amazon, a U.S.-based electronic commerce and cloud computing company, rose during the period, as the company continued to expand its categories and grow its Prime program membership base. Shares of Tencent Holdings, a China-based internet media company, rose after posting strong profits from its music streaming services. Facebook (Information Technology) was a top absolute contributor during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We believe rising protectionism, record debt levels and a continuing economic malaise in wealthy countries may continue to strain global growth, and will likely support increased market volatility in the short to medium term. Additionally, we expect investors to remain focused on the Fed and when the next rate increase will occur along with the uncertainty surrounding the U.S. presidential election. While we do not see a major catalyst on the horizon to boost U.S. economic growth, the prior constraints to growth are dissipating, and we continue to seek to identify companies that fit the Fund’s investment criteria by employing our bottom-up investment process. In the third quarter of 2016, we initiated three new positions in the Energy sector, where we have a differentiated view of companies’ earnings potential. We are seeing improvement in oil prices relative to the first half of 2016.

1 Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016. The attribution analysis of the Financials sector includes Real Estate for the period starting November 1, 2015 through August 31, 2016.

20

The Hartford Growth Opportunities Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

At the end of the period, the Fund’s largest sector overweights relative to the Russell 3000 Growth Index were to Information Technology, Energy, and Healthcare, while the Fund’s largest underweights were to Consumer Staples, Consumer Discretionary, and Materials.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Mid-cap securities can have greater risk and volatility than large-cap securities. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	16.6%
Consumer Staples	3.4
Energy	5.8
Financials	3.3
Health Care	18.5
Industrials	9.6
Information Technology	37.0
Materials	1.2
Real Estate	2.9

Total	98.3%

Fixed Income Securities
Corporate Bonds	0.1%
Short-Term Investments	0.0
Other Assets & Liabilities	1.6

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

21

The Hartford Healthcare Fund inception 05/01/2000

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Healthcare A1	-8.11%	17.77%	9.67%
Healthcare A2	-13.16%	16.45%	9.05%
Healthcare B1	-8.94%	16.77%	8.96%	[3]
Healthcare B2	-12.87%	16.55%	8.96%	[3]
Healthcare C1	-8.78%	16.94%	8.88%
Healthcare C2	-9.56%	16.94%	8.88%
Healthcare I1	-7.86%	18.14%	10.01%
Healthcare R3[1]	-8.38%	17.46%	9.38%
Healthcare R4[1]	-8.09%	17.83%	9.75%
Healthcare R5[1]	-7.82%	18.17%	10.07%
Healthcare Y1	-7.72%	18.28%	10.16%
S&P Composite 1500 Health Care Index	-3.50%	17.31%	9.75%
S&P 500 Index	4.51%	13.57%	6.70%
Spliced Index	-5.53%	17.28%	10.03%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Effective April 1, 2016, the Fund changed its benchmark to the S&P Composite 1500 Health Care Index due to S&P announcing that the S&P North American Health Care Sector Index would be discontinued. Effective May 2, 2016, the S&P North American Health Care Sector Index was discontinued

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

S&P Composite 1500 Health Care Index is an unmanaged capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

S&P North American Health Care Sector Index was a modified capitalization-weighted index based on United States headquartered health care companies.

Spliced Index is calculated by Hartford Funds Management Company, LLC (HFMC) and returns from April 1, 2016 to October 31, 2016 represent the S&P Composite 1500 Health Care Index and returns prior to April 1, 2016 represent the S&P North American Health Care Sector Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from HFMC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

22

The Hartford Healthcare Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Healthcare Class A	1.29%	1.29%
Healthcare Class B	2.16%	2.16%
Healthcare Class C	2.03%	2.03%
Healthcare Class I	1.02%	1.02%
Healthcare Class R3	1.62%	1.62%
Healthcare Class R4	1.31%	1.31%
Healthcare Class R5	1.02%	1.02%
Healthcare Class Y	0.91%	0.91%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Jean M. Hynes, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Ann C. Gallo

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Kirk J. Mayer, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Robert L. Deresiewicz

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Healthcare Fund returned -8.11%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, Spliced Index*, which returned -5.53% for the same period. The Fund also underperformed the S&P 500 Index, which returned 4.51% for the same period. The Fund outperformed the -10.64% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Health care equities (-3.6%) underperformed both the broader U.S. equity market (+4.5%) and the global equity market (+2.6%) during the period, as measured by the S&P 500 Health care, S&P 500, and the MSCI World Indices, respectively. The sector has been volatile over the past twelve months as more headlines around drug pricing were prominent.

Within the Fund’s benchmark, four of the five sub-sectors posted negative absolute returns during the period. Small-cap (-39%), mid-cap (-38%), and large-cap (-10%) biopharma, as well as healthcare

* Effective April 1, 2016, the Fund changed its benchmark to the S&P Composite 1500 Health Care Index due to S&P announcing that the S&P North American Health Care Sector Index would be discontinued. Benchmark returns represent the S&P North American Health Care Sector Index from October 31, 2015 through March 31, 2016 and the S&P Composite 1500 Health Care Index from April 1, 2016 to October 31, 2016.

23

The Hartford Healthcare Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

services (-5%) declined during the period, while medical technology (+12%) posted gains.

Sector allocation was the primary detractor from performance relative to the S&P Composite 1500 Health Care Index during the period, while security selection contributed positively to relative returns. An overweight allocation to mid-cap and small-cap biopharma names detracted most from relative performance during the period, and was only partially offset by the positive impact of an underweight to large-cap biopharma and overweights to medical technology and health care services. Security selection was strongest in mid-cap and small-cap biopharma names during the period, while selection in large-cap biopharma and medical technology detracted from performance.

Johnson & Johnson (biopharma), Merck (biopharma), and Allergan PLC (biopharma) were the top detractors from benchmark-relative performance over the period. A significant underweight to Johnson & Johnson, a U.S. based medical device and pharmaceutical manufacturer, detracted from benchmark-relative returns during the period as the stock held up well given the defensive nature of its broadly diversified business. A significant underweight to Merck, a U.S.-based pharmaceutical company, detracted from relative results as the stock has performed well following Bristol-Myers Squibb’s poor trial results for Opdivo in first-line treatment for lung cancer. Given the strength in the stock we decided to eliminate the position during the period. Allergan, a global pharmaceutical company, saw its stock price fall as the company’s highly publicized merger with Pfizer was abandoned following the U.S. Treasury Department’s release of changes to corporate tax inversion laws in April. Regeneron (biopharma) was a top absolute detractor over the period.

TESARO (biopharma), Gilead Sciences (biopharma), and Valeant Pharmaceuticals (biopharma) contributed positively to benchmark-relative results. The stock price of TESARO, a U.S.-based oncology-focused biopharmaceutical company, rose after the company posted positive phase 3 data for its ovarian cancer drug. Gilead Sciences, a research-based biopharmaceutical company, was a top relative contributor as it was eliminated from the portfolio in early February and has been weak for most of the year. Shares of Valeant Pharmaceuticals, a global specialty drugs manufacturer, declined significantly during the period, as lower earnings and financial forecasts and concerns over potential bond defaults led to a sharp sell-off. Not owning this benchmark constituent contributed positively to benchmark-relative performance over the period. UnitedHealth Group and Medtronic were top absolute contributors during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Over the long term, conditions such as innovation, an aging population, and the globalization of demand for cutting-edge Western-style health care are expected to continue to drive growth of the sector. We believe that we are well-equipped with an investment team of health care experts that can aptly navigate trends within the sector and that we are favorably-positioned to capitalize on that growth. We expect more volatility as we get closer to the November U.S. Presidential election, which has been a large source of uncertainty in the sector in 2016.

Despite the recent period of market turmoil, we continue to believe in our long-term strategy of seeking to identify innovative companies delivering meaningful value to the healthcare system. In the biopharmaceutical area, the portfolio currently tilts toward more mature companies with growing revenues, ample cash, and exciting pipelines. Nevertheless, small, nimble, innovative companies will likely always garner some degree of our interest. In the Healthcare services sector, we continue to seek companies that we believe will benefit from and/or facilitate the transition to a fee-for-value-based health care system from the historic fee-for-service-based system.

We remain optimistic about the Healthcare sector. Biomedical innovation appears to be as robust as it has ever been and should fuel a decade or more of strong earnings growth for the most successful biopharmaceutical companies. Evolving structures of health care markets globally should create clear performance separation between the best and the worst health care services companies. We believe that our approach of evaluating secular themes across a long time horizon will enable us to capitalize on these trends. As is our practice, we will aim to trim equities on strength and to add on weakness in order to seek to generate favorable returns and minimize risk.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Risks of focusing investments on the health-care sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes, potential product obsolescence, and liquidity risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities.

24

The Hartford Healthcare Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	0.2%
Consumer Staples	0.4
Health Care	97.9
Information Technology	0.4

Total	98.9%

Short-Term Investments	2.0
Other Assets & Liabilities	(0.9)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

25

The Hartford MidCap Fund inception 12/31/1997

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
MidCap A1	-0.79%	13.37%	8.00%
MidCap A2	-6.24%	12.09%	7.39%
MidCap B1	-1.66%	12.37%	7.30%	[3]
MidCap B2	-6.08%	12.12%	7.30%	[3]
MidCap C1	-1.50%	12.55%	7.25%
MidCap C2	-2.39%	12.55%	7.25%
MidCap I1	-0.57%	13.64%	8.23%
MidCap R3[1]	-1.07%	13.03%	7.91%
MidCap R4[1]	-0.76%	13.38%	8.16%
MidCap R5[1]	-0.47%	13.72%	8.40%
MidCap R6[1]	-0.36%	13.85%	8.49%
MidCap Y1	-0.36%	13.84%	8.48%
S&P MidCap 400 Index	6.26%	12.92%	8.38%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/27/09. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/29/09. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

26

The Hartford MidCap Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
MidCap Class A	1.14%	1.14%
MidCap Class B	2.03%	2.03%
MidCap Class C	1.88%	1.88%
MidCap Class I	0.87%	0.87%
MidCap Class R3	1.47%	1.47%
MidCap Class R4	1.16%	1.16%
MidCap Class R5	0.86%	0.86%
MidCap Class R6	0.77%	0.77%
MidCap Class Y	0.76%	0.76%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Philip W. Ruedi, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark A. Whitaker, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford MidCap Fund returned -0.79%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 6.26% for the same period. The Fund underperformed the -0.60% average return of the Lipper MidCap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, as measured by the S&P 500 Index, notwithstanding significant volatility earlier in the twelve-month period ended October 31, 2016. The S&P 500 Index finished the last two months of 2015 slightly down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February through March. Stocks continued to rise through the second quarter 2016, despite the unexpected approval of the United Kingdom’s (U.K.) exit from the European Union (E.U.) (Brexit) , which caused equities to sell off, only to recover a couple of days later. U.S. equities gained in the third quarter of 2016, in particular during July, before pulling back in October.

The period started with a November 2015, that finished relatively flat but data releases continued to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December. The Fed’s policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March 2016 statement surprised many market participants with its overall cautious approach to further rate hikes.

A better-than-feared U.S. corporate earnings season in the second quarter of 2016 and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged

27

The Hartford MidCap Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed Chair Janet Yellen also explicitly mentioned the doubts surrounding Brexit as a factor in the decision. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September of 2016 as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stock prices dipped in October as U.S. election jitters took center stage.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 and S&P 500 Index respectively, outperformed small-cap equities, as measured by the Russell 2000 Index.

Within the S&P MidCap 400 Index, seven of the eleven sectors posted positive returns during the period. The Utilities (+21%), Materials (+19%), and Financials1 (+10%) sectors performed best while Energy (-18%) and Telecommunication Services (-8%) lagged.

The Fund underperformed the S&P MidCap 400 Index during the period primarily as a result of weak security selection. Stock selection was weakest in the Healthcare, Industrials, and Consumer Discretionary sectors, but was partially offset by positive stock selection in Energy and Consumer Staples. Sector allocation, a result of the Fund’s bottom up stock selection process, also detracted from returns during the period due primarily to an overweight to Energy and an underweight to the Materials and Utilities sectors. The Fund’s underweight to Real Estate and overweight to Industrials contributed positively relative to the S&P MidCap 400 Index.

Top absolute and relative detractors from performance included Advance Auto Parts (Consumer Discretionary), Robert Half International (Industrials), and Alkermes (Healthcare). Advance Auto Parts, a U.S.-based automotive parts supplier, underperformed after the company reported second quarter 2016 results below expectations, driven in part by ongoing disruption related to its Carquest acquisition. Shares of Robert Half International, a global staffing provider, declined during the period due to a slowdown in secular growth in the markets it serves. Shares of Alkermes, a U.S.-based biopharmaceutical company, underperformed after it announced discouraging results from one of its trials early in the year, which focused on creating slow-release drugs to treat various forms of mental illness.

Top contributors to performance relative to the S&P MidCap 400 Index included HollyFrontier (Energy), FEI Company (Information Technology), and Equifax (Industrials). Shares of HollyFrontier, a U.S.-based independent petroleum refining company, underperformed as their refining operations are concentrated in the mid-continent region and can be expected to bear the brunt of falling U.S. production- including declining spreads. Not holding this benchmark constituent contributed positively to performance relative to the S&P MidCap 400 Index. Shares of FEI Company, a U.S.-based company that designs, manufactures, and supports microscope technology, rose during the period after they agreed to be acquired by Thermo Fisher Scientific. Shares of Equifax, a U.S.-based credit rating agency, outperformed during the period due to acceleration in growth of all its business segments, favorable mortgage market conditions, and the smooth integration of recent acquisitions. Top absolute contributors for the period included Waste Connections (Industrials) and UGI Corp (Utilities).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

At the end of the period, the Fund was most overweight the Industrials, Healthcare, Energy, and Information Technology sectors, and underweight Real Estate, Materials, Consumer Staples, and Utilities sectors relative to the S&P MidCap 400 Index. The Hartford MidCap Fund is not positioned for any particular election result or geopolitical event. While we do not see a major catalyst on the horizon to boost U.S. economic growth, the prior impediments to growth, particularly from the significant slowdown in energy, appear to be dissipating. We continue to believe this diversified portfolio of quality, blue-chip, and market-leading mid-cap companies is well positioned to outperform over the long run.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions.

1 Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials sector. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016. The attribution analysis of the Financials sector includes Real Estate for the period starting November 1, 2015 through August 31, 2016.

28

The Hartford MidCap Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	10.4%
Consumer Staples	0.7
Energy	8.2
Financials	15.8
Health Care	12.7
Industrials	23.4
Information Technology	22.7
Materials	3.4
Utilities	2.5

Total	99.8%

Short-Term Investments	0.4
Other Assets & Liabilities	(0.2)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

29

The Hartford MidCap Value Fund inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
MidCap Value A1	0.18%	12.30%	6.36%
MidCap Value A2	-5.33%	11.04%	5.76%
MidCap Value B1	-0.57%	11.40%	5.74%	[3]
MidCap Value B2	-5.11%	11.14%	5.74%	[3]
MidCap Value C1	-0.42%	11.53%	5.59%
MidCap Value C2	-1.33%	11.53%	5.59%
MidCap Value I1	0.48%	12.69%	6.60%
MidCap Value R3[1]	-0.07%	12.04%	6.36%
MidCap Value R4[1]	0.30%	12.39%	6.58%
MidCap Value R5[1]	0.54%	12.71%	6.78%
MidCap Value Y1	0.63%	12.83%	6.84%
Russell 2500 Value Index	7.78%	12.61%	6.11%
Russell MidCap Value Index	7.84%	14.07%	7.19%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shownreflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Russell 2500 Value Index is an unmanaged index that measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.

Russell MidCap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

30

The Hartford MidCap Value Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
MidCap Value Class A	1.25%	1.25%
MidCap Value Class B	2.09%	2.28%
MidCap Value Class C	1.97%	1.97%
MidCap Value Class I	0.92%	0.92%
MidCap Value Class R3	1.52%	1.52%
MidCap Value Class R4	1.21%	1.21%
MidCap Value Class R5	0.92%	0.92%
MidCap Value Class Y	0.81%	0.81%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

James N. Mordy

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford MidCap Value Fund returned 0.18% for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmarks, the Russell 2500 Value Index and the Russell MidCap Value Index, which returned 7.78% and 7.84%, respectively, for the same period. The Fund also underperformed the 3.14% average return of the Lipper MidCap Core Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, as measured by the S&P 500 Index, notwithstanding significant volatility earlier in the twelve-month period ended October 31, 2016. The S&P 500 Index finished the last two months of 2015 slightly down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February through March. Stocks continued to rise through the second quarter 2016, despite the unexpected approval of the United Kingdom’s (U.K.) exit from the European Union (E.U.) referendum (Brexit) result, which caused equities to sell off, only to recover a couple of days later. U.S. equities gained in the third quarter of 2016, in particular during July, before pulling back in October.

The period started with a November 2015 that finished relatively flat but data releases continued to paint a promising picture for the U.S.

economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December. The Fed’s policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March 2016 statement surprised many market participants with its overall cautious approach to further rate hikes.

A better-than-feared U.S. corporate earnings season in the second quarter of 2016 and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed Chair Janet Yellen also explicitly mentioned the doubts surrounding Brexit as a factor in the decision. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and

31

The Hartford MidCap Value Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

employment data releases. Stocks were essentially flat in August and September of 2016 as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. Presidential election, tepid economic data, and valuation concerns. Stock prices dipped in October as U.S. election jitters took center stage.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 and S&P 500 Index respectively, outperformed small-cap equities, as measured by the Russell 2000 Index.

Six of the eleven sectors in the Russell 2500 Value Index gained during the period, with Materials (+21%), Utilities (+19%), and Consumer Staples (+14%) performing the best, while Energy (-12%), Real Estate1 (-7%), and Telecommunication Services (-6%) lagged during the period.

The Fund’s underperformance relative to the Russell 2500 Value Index over the twelve-month period was driven primarily by weaker security selection within Consumer Discretionary, Materials, and Information Technology, which was partially offset by stronger stock selection within Energy and Utilities. Sector allocation, a result of the stock selection process, also detracted from returns relative to the Russell 2500 Value Index, in part due to an underweight to the Utilities sector and an overweight to Consumer Discretionary. Overweights to the Materials and Information Technology sectors contributed positively to benchmark-relative performance during the period.

Top detractors from returns relative to the Russell 2500 Value Index included Performance Sports Group (Consumer Discretionary), Norwegian Cruise Lines (Consumer Discretionary), and Global Brands Group (Consumer Discretionary). Shares of Performance Sports Group (PSG), a Canada-based manufacturer of sports equipment, fell during the period as PSG announced a significant sales and earnings miss in their Easton baseball equipment business. Shares of Norwegian Cruise Lines, a U.S.-based international cruise operator, fell due to uncertainty regarding how Brexit will affect the travel and leisure industry, in addition to first quarter 2016 earnings below market expectations citing recent terror attacks in Paris, Brussels, and Istanbul as a drag on European cruise revenue. Shares of Global Brands Group, a Hong Kong-based company that designs and markets fashion apparel, fell during the period. While the decline is not attributable to anything specific to the company’s operations, the biggest obstacle is a lack of investor attention due to its Hong Kong listing. Cobalt International (Energy) was a top absolute detractor during the period.

Top contributors to returns relative to the Russell 2500 Value Index included Ono Pharmaceutical (Healthcare), Equity Lifestyle (Real

Estate), and Ingredion (Consumer Staples). Ono Pharmaceutical, a Japan-based pharmaceutical company, raised its operating forecast during the period, citing strong sales of its blockbuster cancer treatment drug, Opdivo. Equity Lifestyle, a U.S.-based owner and operator of manufactured home communities announced several quarters of stronger-than-expected net operating income led by net occupancy gains. Shares of U.S.-based global producer of corn-derived ingredients, Ingredion, rose after its purchase of Penford, a producer of potato starch, which was fully incorporated into Ingredion’s North American operations during the period creating operational cost-synergies. The company also benefited from secular drivers such as the growth in health and wellness trends and increased women in the workforce in developing countries, which bolstered demand for both healthy snacks and convenience foods. Diamondback Energy (Energy) and UGI Corporation (Utilities) were top absolute contributors during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Looking forward, we continue to expect the subdued global growth environment to continue. In the U.S., the composite Purchasing Managers’ Index, an indicator of the economic health of the manufacturing sector, has recently lifted, inventories have been pared over the past five quarters, housing remains healthy, and employment continues to grow. On the other hand, election and policy uncertainty weigh on business investment, sluggish productivity and tepid revenue growth have pressured corporate profits, and we expect another 0.25% Fed rate increase in December 2016. At the end of the period, the Fund’s largest overweight allocations relative to the Russell 2500 Value Index were in Information Technology, Materials, and Consumer Discretionary, while the Fund’s largest underweights were in the Real Estate and Financials sectors.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

32

1 Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016.

The Hartford MidCap Value Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.5%
Consumer Staples	2.5
Energy	7.7
Financials	19.4
Health Care	3.4
Industrials	14.5
Information Technology	14.4
Materials	9.2
Real Estate	8.9
Telecommunication Services	0.8
Utilities	5.7

Total	98.0%

Short-Term Investments	2.0
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

33

Hartford Small Cap Core Fund inception 01/01/2005

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Small Cap Core A1	-0.22%	9.76%	5.56%
Small Cap Core A2	-5.71%	8.52%	4.97%
Small Cap Core B1	-0.93%	8.94%	5.03%	[3]
Small Cap Core B2	-5.57%	8.66%	5.03%	[3]
Small Cap Core C1	-0.94%	8.93%	4.81%
Small Cap Core C2	-1.87%	8.93%	4.81%
Small Cap Core I1	0.05%	9.95%	5.65%
Small Cap Core R3[1]	-0.43%	9.55%	5.66%
Small Cap Core R4[1]	-0.09%	9.87%	5.83%
Small Cap Core R5[1]	0.16%	10.19%	5.98%
Small Cap Core Y1	0.31%	10.24%	6.00%
Russell 2000 Index	4.11%	11.51%	5.96%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class I shares commenced operations on 03/31/15. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes the Fund’s performance when it invested, prior to 2/1/10, at least 80% of its assets in common stocks of mid-capitalization companies and prior to 7/10/15, at least 80% of its assets in common stocks of small-capitalization and mid-capitalization companies.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and NASDAQ.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/ reimbursements, please see the prospectus.

34

Hartford Small Cap Core Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Small Cap Core Class A	1.38%	1.48%
Small Cap Core Class B	2.13%	2.36%
Small Cap Core Class C	2.13%	2.22%
Small Cap Core Class I	1.13%	1.20%
Small Cap Core Class R3	1.58%	1.78%
Small Cap Core Class R4	1.28%	1.45%
Small Cap Core Class R5	0.98%	1.14%
Small Cap Core Class Y	0.93%	1.04%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

David J. Elliott, CFA

Senior Managing Director, Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Small Cap Core Fund returned -0.22%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the Russell 2000 Index, which returned 4.11% for the same period. The Fund underperformed the 3.03% average return of the Lipper Small-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, as measured by the S&P 500 Index, notwithstanding significant volatility earlier in the twelve-month period ended October 31, 2016. The S&P 500 Index finished the last two months of 2015 slightly down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February through March. Stocks continued to rise through the second quarter, despite an unexpected referendum result for the U.K.’s exit from the E.U. (Brexit), which caused equities to sell off, only to recover a couple of days later. U.S. equities gained in the third quarter of 2016, in particular during July, before pulling back in October.

The period started with a November that finished relatively flat but data releases continued to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December 2015. The

Fed’s policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate hikes.

A better-than-feared U.S. corporate earnings season in the second quarter of 2016 and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed Chair Janet Yellen also explicitly mentioned the doubts surrounding the Brexit as a factor in the decision. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September of 2016 as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A

35

Hartford Small Cap Core Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stock prices dipped in October as U.S. election jitters took center stage.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 and S&P 500 Indices, which returned 6.26% and 4.51%, respectively, outperformed small-cap equities, as measured by the Russell 2000 Index which returned 4.11% during the same period.

Seven of the eleven sectors in the Russell 2000 Index rose during the period, with Materials (+18%), Utilities (+18%), and Information Technology (+11%) performing the best. Energy (-15%), Real Estate1 (-7%), and Healthcare (-7%) lagged on a relative basis during the period.

Security selection detracted from performance relative to the Russell 2000 Index during the period, due to weaker stock selection in Healthcare, Energy, and Information Technology, which was partially offset by stronger stock selection in the Consumer Discretionary and Utilities sectors. From a sector allocation perspective, underweight allocations to Utilities detracted most from benchmark-relative performance. This was only partially offset by an underweight to Consumer Discretionary and overweight to Materials.

The largest detractors from performance relative to the Russell 2000 Index over the period were First NBC Bank (Financials), Myriad Genetics (Healthcare), and CVR Energy (Energy). Shares of First NBC Bank, a U.S.-based bank holding company, declined over the period as a number of firms announced investigations on behalf of investors concerning the company and its officers’ possible violation of securities laws. In addition, in March the company announced that it would need to delay the filing of its Form 10-K due to internal accounting errors, further weighing on the stock price. Shares of Myriad Genetics, a U.S.-based molecular diagnostic company, fell over the period after a study came out showing that Myriad’s companion diagnostic test is not necessary prior to treating patients with a drug developed by pharmaceutical company TESARO where it was previously thought every patient needed to be tested. Shares of CVR Energy, a U.S.-based diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries, fell during the period on fears that distribution payments from the company’s partnerships would be lower in the coming quarters. We exited our position as the stock selection model no longer favored the stock. FleetMatics Group (Information Technology) and Imperva (Information Technology) detracted from absolute returns over the period.

The largest contributors to performance relative to the Russell 2000 Index during the period were Wix.com (Information Technology),

Quad/Graphics (Industrials), and Ubiquiti Networks (Information Technology). Shares of Wix.com, an Israel-based web development platform, rose during the period as it continued to report strong revenue growth. Shares of Quad/Graphics, a U.S.-based marketing and print services company, rebounded from a rough 2015 by cutting internal costs and diversifying its revenue and adapting to changing market conditions. Shares of Ubiquiti Networks, a U.S.-based manufacturer of wireless data communication products, rose during the period in part due to announcing a new retail partnership with Amazon for some of its products. We initiated our position as the stock selection model favored the stock based on its valuation, quality and momentum. Select Income (Real Estate) and Joy Global (Industrials) contributed positively to absolute returns over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The Fund seeks to add value by utilizing Wellington Management’s proprietary quantitative research and investment tools in a highly disciplined framework. The Fund focuses on stock selection as the key driver of returns and uses quantitative portfolio optimization techniques to seek to minimize unintended and uncompensated risks. Based on the Fund’s long-term time horizon, we continue to find what we consider to be opportunities created by the trading and pricing inefficiencies frequently found among small-cap equities. As a result of individual stock decisions, the Fund ended the period most overweight the Materials, Industrials, and Information Technology sectors, and most underweight the Utilities, Financials, and Healthcare sectors relative to the Russell 2000 Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Small-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

1 Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016.

36

Hartford Small Cap Core Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.4%
Consumer Staples	3.3
Energy	3.2
Financials	17.4
Health Care	12.7
Industrials	15.5
Information Technology	18.5
Materials	6.1
Real Estate	8.0
Telecommunication Services	0.7
Utilities	1.6

Total	99.4%

Short-Term Investments	0.6
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

37

The Hartford Small Cap Growth Fund inception 01/04/1988

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Small Cap Growth A1	0.02%	11.79%	6.92%
Small Cap Growth A2	-5.48%	10.53%	6.32%
Small Cap Growth B1	-0.84%	10.91%	6.33%	[3]
Small Cap Growth B2	-5.29%	10.64%	6.33%	[3]
Small Cap Growth C1	-0.65%	11.01%	6.12%
Small Cap Growth C2	-1.54%	11.01%	6.12%
Small Cap Growth I1	0.28%	12.13%	7.17%
Small Cap Growth R3[1]	-0.24%	11.53%	6.65%
Small Cap Growth R4[1]	0.09%	11.88%	6.95%
Small Cap Growth R5[1]	0.40%	12.22%	7.26%
Small Cap Growth R6[1]	0.46%	12.30%	7.34%
Small Cap Growth Y1	0.50%	12.32%	7.35%
Russell 2000 Growth Index	-0.49%	11.34%	6.92%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Hartford Investment Management Company became an additional sub-adviser to the Fund effective November 13, 2006. Performance information prior to that date represents performance of only Wellington Management Company LLP. As of July 21, 2010, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Effective March 6, 2015, the Fund was closed to new investors until further notice. For more information, please see the Fund’s prospectus.

38

The Hartford Small Cap Growth Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Small Cap Growth Class A	1.22%	1.22%
Small Cap Growth Class B	2.04%	2.21%
Small Cap Growth Class C	1.92%	1.92%
Small Cap Growth Class I	0.93%	0.93%
Small Cap Growth Class R3	1.49%	1.49%
Small Cap Growth Class R4	1.18%	1.18%
Small Cap Growth Class R5	0.88%	0.88%
Small Cap Growth Class R6	0.88%	0.88%
Small Cap Growth Class Y	0.78%	0.78%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David J. Elliott, CFA

Senior Managing Director, Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Small Cap Growth Fund returned 0.02%, before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned -0.49%. For the same period, the Fund outperformed the average return of the Lipper Small-Cap Growth Funds peer group -0.07%, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, as measured by the S&P 500 Index, notwithstanding significant volatility earlier in the twelve-month period ended October 31, 2016. The S&P 500 Index finished the last two months of 2015 slightly down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February through March. Stocks continued to rise through the second quarter, despite an unexpected referendum result for the U.K.’s exit from the E.U. (Brexit), which caused equities to sell off, only to recover a couple of days later. U.S. equities gained in the third quarter, in particular during July, before pulling back in October.

The period started with a November that finished relatively flat but data releases continued to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December 2015. The Fed’s policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate hikes.

A better-than-feared U.S. corporate earnings season in the second quarter of 2016 and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged

39

The Hartford Small Cap Growth Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed Chair Janet Yellen also explicitly mentioned the doubts surrounding the Brexit as a factor in the decision. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September of 2016 as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stock prices dipped in October as U.S. election jitters took center stage.

Returns varied by market-cap, as mid-cap (+6%) and large-cap (+5%) equities, as measured by the S&P MidCap 400 and S&P 500 Indices, respectively, outperformed small-cap equities (+4%), as measured by the Russell 2000 Index. Small cap growth (0%) equities underperformed small cap value (+9%) equities during the period, as measured by the Russell 2000 Growth and Russell 2000 Value Indices, respectively.

Six out of eleven sectors in the Russell 2000 Growth Index had positive returns during the period. The Information Technology (+9%), Materials (+8%), and Telecommunication Services (+6%) sectors increased the most while Energy (-10%), Healthcare (-8%), and Real Estate1 (-6%) lagged the broader index.

Security selection was the primary driver of outperformance relative to the Russell 2000 Growth Index during the period. Selection was strongest within Healthcare, Financials, Consumer Discretionary, and Industrials, but was slightly offset by weaker selection in Materials, Information Technology, and Consumer Staples. Sector allocation, driven by the Fund’s bottom-up stock selection, modestly contributed to relative returns during the period. Underweights to the Consumer Discretionary and Healthcare sectors contributed positively to benchmark-relative performance during the period. An underweight to Information Technology detracted from benchmark-relative results.

The top performance contributors relative to the Russell 2000 Growth Index were TESARO Inc (Healthcare), Five9 (Information Technology), and Burlington Stores (Consumer Discretionary). The stock price of TESARO, a U.S-based oncology-focused biopharmaceutical company, rose after the company posted positive phase 3 data for its ovarian cancer drug. Shares of Five9, a provider of cloud software for contract centers, surged after the company reported better-than-expected second quarter earnings, driven by another quarter of strong enterprise bookings. Burlington Stores struggled late last year as many investors thought the company would be overly exposed to warm winter weather; however, the company was able to dispel those fears after reporting strong fourth quarter earnings. We believe that there is still a lot of share left to be taken from department stores by off-price retailers and Burlington is well positioned to benefit.

The top relative detractors relative to the Russell 2000 Growth Index included Natural Grocers (Consumer Staples), G-III Apparel (Consumer Discretionary), and Portola Pharmaceuticals (Healthcare). Shares of Natural Grocers, a specialty retailer of natural and organic groceries and dietary supplements, underperformed after management reduced same store sales guidance for the second quarter due to cannibalization and the negative impact from oil-related areas. The share price of G-III Apparel, a manufacturer and marketer of a broad range of men’s and women’s apparel to department and specialty stores, went down on capital allocations that were questioned by the market. We believe they made an overpriced offer for Donna Karen (a division of LVMH); therefore, we trimmed our position but did not eliminate it because we think the stock could have some upside in the near term due to lapping of the disastrous winter from last year and improving fundamentals overall. Portola Pharmaceuticals, a biopharmaceutical company, suffered after the company announced disappointing data for the Phase 3 study of its anti-coagulant, Betrixaban. However we continue to hold the stock as we still see value in its drug portfolio, including its antidote for factor Xa inhibitors, Andexanet. Another top absolute detractor for the period was Novavax (Healthcare).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We believe the U.S. economy remains on solid footing with continued moderate economic growth. Gross domestic product growth is tracking a little better in the third quarter and the momentum may continue into 2017, with participation from investment, consumption, and housing. Given that the U.S. expansion is the most mature globally, we believe that it is likely that the U.S. dollar will resume its upward trend, which in turn implies that the Fed can be measured in its tightening cycle. The U.S. housing market continues to look solid and employment trends remain steady. We think the Fed will do its best not to disrupt the housing market so a gradual pace of Fed tightening appears most likely. The U.S. labor pool is tightening, which eventually could lead to inflation if it accelerates and quicken the Fed’s pace; we have not seen this yet but it is something we are monitoring.

At the end of the period, the Fund’s largest overweights were to the Financials, Energy, and Consumer Discretionary, while the Fund’s

1 Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016. The attribution analysis of the Financials sector includes Real Estate for the period starting November 1, 2015 through August 31, 2016.

40

The Hartford Small Cap Growth Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

largest underweights were to the Real Estate and Healthcare sectors, relative to the Russell 2000 Growth Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Small-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	15.4%
Consumer Staples	3.6
Energy	1.7
Financials	8.6
Health Care	20.4
Industrials	15.9
Information Technology	25.7
Materials	4.4
Real Estate	2.7
Telecommunication Services	0.8
Utilities	0.1

Total	99.3%

Short-Term Investments	0.6
Other Assets & Liabilities	0.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

41

The Hartford Small Company Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Small Company A1	-5.73%	7.86%	4.85%
Small Company A2	-10.91%	6.65%	4.26%
Small Company B1	-6.40%	7.03%	4.26%	[3]
Small Company B2	-10.25%	6.82%	4.26%	[3]
Small Company C1	-6.41%	7.10%	4.09%
Small Company C2	-7.18%	7.10%	4.09%
Small Company I1	-5.45%	8.13%	5.12%
Small Company R3[1]	-5.83%	7.67%	4.64%
Small Company R4[1]	-5.58%	8.00%	4.97%
Small Company R5[1]	-5.27%	8.32%	5.27%
Small Company R6[1]	-5.18%	8.42%	5.38%
Small Company Y1	-5.18%	8.42%	5.38%
Russell 2000 Growth Index	-0.49%	11.34%	6.92%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shownreflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

As of July 21, 2010, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

42

The Hartford Small Company Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Small Company Class A	1.35%	1.35%
Small Company Class B	2.14%	2.31%
Small Company Class C	2.05%	2.05%
Small Company Class I	1.12%	1.12%
Small Company Class R3	1.55%	1.55%
Small Company Class R4	1.25%	1.25%
Small Company Class R5	0.96%	0.98%
Small Company Class R6	0.91%	0.92%
Small Company Class Y	0.86%	0.86%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Steven C. Angeli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Small Company Fund returned -5.73% before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the Russell 2000 Growth Index which returned -0.49% for the same period. The Fund also underperformed the -0.07% average return of the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, as measured by the S&P 500 Index, notwithstanding significant volatility earlier in the twelve-month period ended October 31, 2016. The S&P 500 Index finished the last two months of 2015 slightly down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February through March. Stocks continued to rise through the second quarter, despite an unexpected referendum result for the U.K.’s exit from the E.U. (Brexit), which caused equities to sell off, only to recover a couple of days later. U.S. equities gained in the third quarter of 2016, in particular during July, before pulling back in October.

The period started with a November that finished relatively flat but data releases continued to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December 2015. The Fed’s policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate hikes.

A better-than-feared U.S. corporate earnings season in the second quarter of 2016 and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged

43

The Hartford Small Company Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed Chair Janet Yellen also explicitly mentioned the doubts surrounding the Brexit as a factor in the decision. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September of 2016 as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stock prices dipped in October as U.S. election jitters took center stage.

Returns varied by market-cap, as mid-cap (+6%) and large-cap (+5%) equities, as measured by the S&P MidCap 400 and S&P 500 Indices, respectively, outperformed small-cap equities (+4%), as measured by the Russell 2000 Index. Small cap growth (0%) equities underperformed small cap value (+9%) equities during the period, as measured by the Russell 2000 Growth and Russell 2000 Value Indices, respectively.

Six out of eleven sectors in the Russell 2000 Growth Index had positive returns during the period. The Information Technology (+9%), Materials (+8%), and Telecommunication Services (+6%) sectors performed the best while Energy (-10%), Healthcare (-8%), and Real Estate1 (-6%) lagged the broader index.

During the period, security selection was the primary driver of the Fund’s underperformance relative to the Russell 2000 Growth Index. Selection was weakest in the Information Technology, Materials, and Consumer Staples sectors, which more than offset stronger selection in the Healthcare and Energy sectors. Sector allocation, which is the result of bottom-up stock selection, contributed positively to benchmark-relative returns during the period; an overweight to Information Technology and an underweight to Healthcare contributed positively to relative results. Underweights to the Consumer Staples and Materials sectors detracted from benchmark-relative performance during the period.

Top detractors from performance relative to the Russell 2000 Growth Index during the period included Acadia Healthcare (Healthcare), SunPower (Information Technology), and Advanced Drainage Systems (Industrials). Acadia Healthcare, an operator of U.S. inpatient behavioral and Healthcare services, saw its stock price decline after its acquisition of assets in the U.K. were negatively impacted by the Brexit vote. Shares of SunPower, a U.S.-based solar energy company, fell as Chinese competition eager to sell excess inventory drove down pricing. The share price of Advanced Drainage Systems, a leading U.S.-based manufacturer of water management products and solutions for non-residential, residential, infrastructure and agricultural applications, declined as it failed to file its amended Fiscal 2015 10-K on time in early 2016, raising further concerns about accounting errors that its management identified with respect to the company’s Mexico joint venture affiliate. Top absolute detractors also included KapStone Paper (Materials) and Tableau Software (Information Technology).

Top contributors to performance relative to the Russell 2000 Growth Index during the period included TESARO (Healthcare), Veeva Systems (Healthcare), and Five Prime Therapeutics (Healthcare). The stock price of TESARO, a U.S.-based oncology-focused biopharmaceutical company, rose after the company posted positive phase 3 data for its ovarian cancer drug. Veeva Systems, a U.S.-based provider of customer relationship management software for the pharmaceutical and life sciences industries, saw its share price increase during the period after announcing strong quarterly results and a further expansion of its technology platform into some non-life science verticals. Shares of Five Prime Therapeutics, a clinical-stage biotechnology company specializing in the development of novel protein therapeutics, rose during this period following an announcement that it would enter into a partnership with Bristol-Myers Squibb to develop and commercialize immunoncology products. Under the terms of the agreement, Bristol-Myers Squibb will make an upfront payment of $350 million to Five Prime Therapeutics followed by significant additional contingent payments. Top absolute contributors also included MarketAxxess Holdings (Financials).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We continue to construct the Fund on a bottom-up basis drawing on deep fundamental research. Using this process, we identified what we feel are a number of promising new opportunities during the period, particularly within the software space. We initiated positions in several equities including BroadSoft, a cloud-based, unified communication platform, Just Eat, the leading food ordering platform in many countries globally, and Stamps.com, an online postage service. We also sold several names out of the Fund, including Landstar System, a logistics provider which had reached our target price. As we approach the end of a challenging year, the team continues to focus on effectively executing our bottom-up process. We remain confident in our investment process, and specifically our focus on emerging and re-emerging growth businesses, with sustainable growth, superior management, and positive operating momentum, will be successful in generating excess returns over the longer-term.

As a residual of our bottom-up, stock-by-stock investment decisions, the Fund ended the period most overweight to the Information

1 Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016.

44

The Hartford Small Company Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Technology and Energy sectors, relative to the Russell 2000 Growth Index. The Fund ended the period most underweight Healthcare and Real Estate.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Small-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	14.1%
Consumer Staples	1.2
Energy	2.6
Financials	5.2
Health Care	18.5
Industrials	14.0
Information Technology	34.2
Materials	3.3
Real Estate	3.1
Telecommunication Services	0.8
Utilities	0.5

Total	97.5%

Short-Term Investments	2.3
Other Assets & Liabilities	0.2

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

45

The Hartford Value Opportunities Fund inception 01/02/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Value Opportunities A1	4.71%	11.41%	4.72%
Value Opportunities A2	-1.05%	10.16%	4.13%
Value Opportunities B1	3.75%	10.56%	4.16%	[3]
Value Opportunities B2	-1.03%	10.29%	4.16%	[3]
Value Opportunities C1	3.93%	10.59%	3.94%
Value Opportunities C2	2.98%	10.59%	3.94%
Value Opportunities I1	5.03%	11.77%	5.02%
Value Opportunities R3[1]	4.39%	11.14%	4.43%
Value Opportunities R4[1]	4.73%	11.51%	4.76%
Value Opportunities R5[1]	5.04%	11.81%	5.06%
Value Opportunities Y1	5.14%	11.86%	5.14%
Russell 3000 Value Index	6.55%	13.17%	5.31%
Russell 1000 Value Index	6.37%	13.31%	5.35%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

46

The Hartford Value Opportunities Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Value Opportunities Class A	1.21%	1.21%
Value Opportunities Class B	2.04%	2.28%
Value Opportunities Class C	1.93%	1.93%
Value Opportunities Class I	0.88%	0.88%
Value Opportunities Class R3	1.52%	1.52%
Value Opportunities Class R4	1.19%	1.19%
Value Opportunities Class R5	0.90%	0.90%
Value Opportunities Class Y	0.79%	0.79%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

David W. Palmer, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

James N. Mordy

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Value Opportunities Fund, before sales charge, returned 4.71% for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the Russell 3000 Value Index, which returned 6.55% for the same period. The Fund also underperformed the Russell 1000 Value Index, the Fund’s other benchmark, which returned 6.37% for the same period. The Fund outperformed the 3.73% average return of the Lipper Multi-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, as measured by the S&P 500 Index notwithstanding significant volatility earlier in the twelve-month period ended October 31, 2016. The S&P 500 Index finished the last two months of 2015 slightly down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February through March. Stocks continued to rise through the second quarter, despite an unexpected referendum result for the U.K.’s exit from the E.U. (Brexit), which caused equities to sell off, only to recover a couple of days later. U.S. equities gained in the third quarter of 2016, in particular during July, before pulling back in October.

The period started with a November that finished relatively flat but data releases continued to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December 2015. The Fed’s policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate hikes.

A better-than-feared U.S. corporate earnings season in the second quarter of 2016 and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic

47

The Hartford Value Opportunities Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

and financial developments. Fed Chair Janet Yellen also explicitly mentioned the doubts surrounding the Brexit referendum as a factor in the decision. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September of 2016 as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stock prices dipped in October as U.S. election jitters took center stage.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 and S&P 500 Indices, which returned 6.26% and 4.51%, respectively, outperformed small-cap equities, as measured by the Russell 2000 Index which returned 4.11% during the same period.

Nine of eleven sectors within the Russell 3000 Value Index posted positive returns during the period. Utilities (+18%), Materials (+16%), and Information Technology (+15%) were top performers while Real Estate1 (-7%) and Consumer Discretionary (-3%) lagged on a relative basis.

Security selection detracted from performance relative to the Russell 3000 Value Index, primarily driven by stock selection within the Healthcare, Information Technology, and Consumer Discretionary sectors. This was somewhat offset by stronger selection in Financials, Energy, and Industrials. Sector allocation, a result of the bottom-up stock selection process, also detracted from the Fund’s relative returns over the period, primarily due to an underweight to Consumer Staples and an overweight to Financials. This was partially offset by an overweight to Materials, which contributed positively.

The top detractors from performance relative to the Russell 3000 Value Index were Mylan (Healthcare), Cobalt International Energy (Energy), and Bristol-Myers Squibb (Healthcare). Shares of Mylan, a U.K.-based global pharmaceutical company, fell as the company came under fire for aggressively raising the price on its branded EpiPen injector. Cobalt International Energy, a U.S.-based oil exploration and production company, saw its share price decline as it faced delays in the sale of its Angolan assets. The stock price of Bristol-Myers Squibb, a U.S.-based biopharmaceutical company, fell as the company’s trial for immuno-oncology drug Opdivo failed during the third quarter of 2016. Global Brands Group (Consumer Discretionary) was also a top absolute detractor.

The largest contributors to performance relative to the Russell 3000 Value Index were TESARO (Healthcare), Wells Fargo (Financials),

and Cepheid (Healthcare). The stock price of TESARO, a U.S.-based oncology-focused biopharmaceutical company, rose after the company posted positive phase 3 data for their ovarian cancer drug. Shares of Wells Fargo, a U.S.-based financial services company, rose during the period that it was held in the Fund; the stock price rebounded in October after the shares had fallen sharply following allegations that bank employees opened more than two million unauthorized accounts to hit sales targets. The stock price of Cepheid, a U.S.-based molecular diagnostic company, rose after it was announced in September that the company would be acquired by Danaher, a company whose products are focused in the fields of design, manufacturing, and marketing of industrial and consumer products, for a premium. Exelon (Utilities) and Reliance Steel & Aluminum (Materials) were top absolute contributors to performance during the period.

Currency forwards are used to hedge a portion of the currency risk in this Fund. Over the period, the currency hedges contributed positively to performance.

What is the outlook?

We believe that global monetary conditions remain relatively accommodative, U.S. wages and consumer spending are growing at a measured pace, and the Chinese have managed to cushion their structural growth slowdown through fiscal stimulus. While we believe this outlook should bode well for the holdings in the Fund, we continue to monitor the debt levels and liquidity access of the Fund’s holdings, given what we view as the potential for external events or policy missteps that could take the economy off track.

In the aggregate, the overall Fund factor exposures are consistent with their historical ranges since inception, and we continue to find what we consider to be attractively priced equities without assuming what we believe to be uncompensated risks. The exposure to volatility is towards the upper end of its historic band, although it has come in slightly from highs recorded over the summer. We believe risk tolerances, in terms of individual stock-, sector- and factor-measures of active risk, are at appropriate levels to achieve favorable future results.

At the end of the period, the Fund was most overweight Healthcare, Materials, and Consumer Discretionary, and most underweight Consumer Staples, Industrials, and Telecommunication Services, relative to the Russell 3000 Value Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or

1 Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016. The attribution analysis of the Financials sector includes Real Estate for the period starting November 1, 2015 through August 31, 2016.

48

The Hartford Value Opportunities Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

relevant benchmarks. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	8.0%
Consumer Staples	2.4
Energy	12.8
Financials	24.3
Health Care	13.6
Industrials	7.7
Information Technology	10.9
Materials	5.7
Real Estate	6.2
Telecommunication Services	1.7
Utilities	6.1

Total	99.4%

Short-Term Investments	0.5
Other Assets & Liabilities	0.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

49

Domestic Equity Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2016 through October 31, 2016.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to a Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Hartford Capital Appreciation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,021.60	$5.59	$1,000.00	$1,019.61	$5.58	1.10%	184	366
Class B	$1,000.00	$1,017.20	$9.94	$1,000.00	$1,015.28	$9.93	1.96%	184	366
Class C	$1,000.00	$1,017.90	$9.23	$1,000.00	$1,015.99	$9.22	1.82%	184	366
Class I	$1,000.00	$1,023.00	$4.07	$1,000.00	$1,021.12	$4.06	0.80%	184	366
Class R3	$1,000.00	$1,019.90	$7.11	$1,000.00	$1,018.10	$7.10	1.40%	184	366
Class R4	$1,000.00	$1,021.60	$5.59	$1,000.00	$1,019.61	$5.58	1.10%	184	366
Class R5	$1,000.00	$1,023.00	$4.12	$1,000.00	$1,021.06	$4.12	0.81%	184	366
Class R6	$1,000.00	$1,023.70	$3.61	$1,000.00	$1,021.57	$3.61	0.71%	184	366
Class Y	$1,000.00	$1,023.70	$3.61	$1,000.00	$1,021.57	$3.61	0.71%	184	366

50

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

Hartford Core Equity Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,017.50	$4.01	$1,000.00	$1,021.17	$4.01	0.79%	184	366
Class B	$1,000.00	$1,013.40	$7.69	$1,000.00	$1,017.50	$7.71	1.52%	184	366
Class C	$1,000.00	$1,013.40	$7.79	$1,000.00	$1,017.40	$7.81	1.54%	184	366
Class I	$1,000.00	$1,018.30	$2.79	$1,000.00	$1,022.37	$2.80	0.55%	184	366
Class R3	$1,000.00	$1,015.50	$5.52	$1,000.00	$1,019.66	$5.53	1.09%	184	366
Class R4	$1,000.00	$1,017.00	$4.01	$1,000.00	$1,021.17	$4.01	0.79%	184	366
Class R5	$1,000.00	$1,018.60	$2.49	$1,000.00	$1,022.67	$2.49	0.49%	184	366
Class R6	$1,000.00	$1,019.00	$2.18	$1,000.00	$1,022.98	$2.19	0.43%	184	366
Class Y	$1,000.00	$1,019.40	$2.08	$1,000.00	$1,023.08	$2.08	0.41%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

The Hartford Dividend and Growth Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,032.50	$5.21	$1,000.00	$1,020.01	$5.18	1.02%	184	366
Class B	$1,000.00	$1,027.20	$9.89	$1,000.00	$1,015.38	$9.83	1.94%	184	366
Class C	$1,000.00	$1,028.40	$8.92	$1,000.00	$1,016.34	$8.87	1.75%	184	366
Class I	$1,000.00	$1,033.30	$4.19	$1,000.00	$1,021.01	$4.17	0.82%	184	366
Class R3	$1,000.00	$1,030.80	$6.89	$1,000.00	$1,018.35	$6.85	1.35%	184	366
Class R4	$1,000.00	$1,032.20	$5.36	$1,000.00	$1,019.86	$5.33	1.05%	184	366
Class R5	$1,000.00	$1,033.80	$3.78	$1,000.00	$1,021.42	$3.76	0.74%	184	366
Class R6	$1,000.00	$1,034.20	$3.37	$1,000.00	$1,021.82	$3.35	0.66%	184	366
Class Y	$1,000.00	$1,034.20	$3.32	$1,000.00	$1,021.87	$3.30	0.65%	184	366

The Hartford Equity Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,033.70	$5.21	$1,000.00	$1,020.01	$5.18	1.02%	184	366
Class B	$1,000.00	$1,033.90	$5.78	$1,000.00	$1,019.46	$5.74	1.13%	184	366
Class C	$1,000.00	$1,030.80	$8.88	$1,000.00	$1,016.39	$8.82	1.74%	184	366
Class I	$1,000.00	$1,035.30	$3.94	$1,000.00	$1,021.27	$3.91	0.77%	184	366
Class R3	$1,000.00	$1,031.90	$7.00	$1,000.00	$1,018.25	$6.95	1.37%	184	366
Class R4	$1,000.00	$1,034.10	$5.42	$1,000.00	$1,019.81	$5.38	1.06%	184	366
Class R5	$1,000.00	$1,035.50	$3.89	$1,000.00	$1,021.32	$3.86	0.76%	184	366
Class R6	$1,000.00	$1,035.90	$3.38	$1,000.00	$1,021.82	$3.35	0.66%	184	366
Class Y	$1,000.00	$1,035.90	$3.38	$1,000.00	$1,021.82	$3.35	0.66%	184	366

51

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford Growth Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,042.30	$5.85	$1,000.00	$1,019.41	$5.79	1.14%	184	366
Class B	$1,000.00	$1,037.10	$10.55	$1,000.00	$1,014.78	$10.43	2.06%	184	366
Class C	$1,000.00	$1,038.30	$9.63	$1,000.00	$1,015.69	$9.53	1.88%	184	366
Class I	$1,000.00	$1,043.30	$4.78	$1,000.00	$1,020.46	$4.72	0.93%	184	366
Class R3	$1,000.00	$1,040.60	$7.44	$1,000.00	$1,017.85	$7.35	1.45%	184	366
Class R4	$1,000.00	$1,042.20	$5.95	$1,000.00	$1,019.31	$5.89	1.16%	184	366
Class R5	$1,000.00	$1,043.50	$4.42	$1,000.00	$1,020.81	$4.37	0.86%	184	366
Class R6	$1,000.00	$1,044.10	$3.96	$1,000.00	$1,021.27	$3.91	0.77%	184	366
Class Y	$1,000.00	$1,044.10	$3.91	$1,000.00	$1,021.32	$3.86	0.76%	184	366

The Hartford Healthcare Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$980.10	$6.62	$1,000.00	$1,018.45	$6.75	1.33%	184	366
Class B	$1,000.00	$975.80	$11.03	$1,000.00	$1,013.98	$11.24	2.22%	184	366
Class C	$1,000.00	$976.60	$10.24	$1,000.00	$1,014.78	$10.43	2.06%	184	366
Class I	$1,000.00	$981.70	$5.38	$1,000.00	$1,019.71	$5.48	1.08%	184	366
Class R3	$1,000.00	$978.80	$8.06	$1,000.00	$1,016.99	$8.21	1.62%	184	366
Class R4	$1,000.00	$980.50	$6.57	$1,000.00	$1,018.50	$6.70	1.32%	184	366
Class R5	$1,000.00	$981.90	$5.13	$1,000.00	$1,019.96	$5.23	1.03%	184	366
Class Y	$1,000.00	$982.40	$4.58	$1,000.00	$1,020.51	$4.67	0.92%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

The Hartford MidCap Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,021.50	$5.89	$1,000.00	$1,019.31	$5.89	1.16%	184	366
Class B	$1,000.00	$1,017.10	$10.34	$1,000.00	$1,014.88	$10.33	2.04%	184	366
Class C	$1,000.00	$1,017.70	$9.54	$1,000.00	$1,015.69	$9.53	1.88%	184	366
Class I	$1,000.00	$1,022.30	$5.34	$1,000.00	$1,019.86	$5.33	1.05%	184	366
Class R3	$1,000.00	$1,020.10	$7.46	$1,000.00	$1,017.75	$7.46	1.47%	184	366
Class R4	$1,000.00	$1,021.80	$5.95	$1,000.00	$1,019.26	$5.94	1.17%	184	366
Class R5	$1,000.00	$1,023.60	$4.37	$1,000.00	$1,020.81	$4.37	0.86%	184	366
Class R6	$1,000.00	$1,023.70	$3.92	$1,000.00	$1,021.27	$3.91	0.77%	184	366
Class Y	$1,000.00	$1,023.80	$3.87	$1,000.00	$1,021.32	$3.86	0.76%	184	366

52

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford MidCap Value Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,024.90	$6.62	$1,000.00	$1,018.60	$6.60	1.30%	184	366
Class B	$1,000.00	$1,021.40	$10.67	$1,000.00	$1,014.58	$10.63	2.10%	184	366
Class C	$1,000.00	$1,022.30	$10.27	$1,000.00	$1,014.98	$10.23	2.02%	184	366
Class I	$1,000.00	$1,026.20	$5.60	$1,000.00	$1,019.61	$5.58	1.10%	184	366
Class R3	$1,000.00	$1,023.70	$7.94	$1,000.00	$1,017.29	$7.91	1.56%	184	366
Class R4	$1,000.00	$1,026.20	$6.37	$1,000.00	$1,018.85	$6.34	1.25%	184	366
Class R5	$1,000.00	$1,027.30	$4.84	$1,000.00	$1,020.36	$4.82	0.95%	184	366
Class Y	$1,000.00	$1,027.30	$4.33	$1,000.00	$1,020.86	$4.32	0.85%	184	366

Hartford Small Cap Core Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,025.70	$6.57	$1,000.00	$1,018.65	$6.55	1.29%	184	366
Class B	$1,000.00	$1,021.90	$10.32	$1,000.00	$1,014.93	$10.28	2.03%	184	366
Class C	$1,000.00	$1,022.20	$10.37	$1,000.00	$1,014.88	$10.33	2.04%	184	366
Class I	$1,000.00	$1,027.50	$4.99	$1,000.00	$1,020.21	$4.98	0.98%	184	366
Class R3	$1,000.00	$1,025.00	$7.58	$1,000.00	$1,017.65	$7.56	1.49%	184	366
Class R4	$1,000.00	$1,026.70	$6.01	$1,000.00	$1,019.20	$5.99	1.18%	184	366
Class R5	$1,000.00	$1,027.50	$4.38	$1,000.00	$1,020.81	$4.37	0.86%	184	366
Class Y	$1,000.00	$1,028.30	$4.33	$1,000.00	$1,020.86	$4.32	0.85%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

The Hartford Small Cap Growth Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,051.50	$6.34	$1,000.00	$1,018.95	$6.24	1.23%	184	366
Class B	$1,000.00	$1,046.90	$10.70	$1,000.00	$1,014.68	$10.53	2.08%	184	366
Class C	$1,000.00	$1,047.90	$9.94	$1,000.00	$1,015.43	$9.78	1.93%	184	366
Class I	$1,000.00	$1,052.90	$5.01	$1,000.00	$1,020.26	$4.93	0.97%	184	366
Class R3	$1,000.00	$1,050.10	$7.73	$1,000.00	$1,017.60	$7.61	1.50%	184	366
Class R4	$1,000.00	$1,051.80	$6.14	$1,000.00	$1,019.15	$6.04	1.19%	184	366
Class R5	$1,000.00	$1,053.40	$4.59	$1,000.00	$1,020.66	$4.52	0.89%	184	366
Class R6	$1,000.00	$1,053.90	$4.08	$1,000.00	$1,021.17	$4.01	0.79%	184	366
Class Y	$1,000.00	$1,053.80	$4.08	$1,000.00	$1,021.17	$4.01	0.79%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

53

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford Small Company Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,037.60	$7.32	$1,000.00	$1,017.95	$7.25	1.43%	184	366
Class B	$1,000.00	$1,033.80	$11.09	$1,000.00	$1,014.23	$10.99	2.17%	184	366
Class C	$1,000.00	$1,033.90	$10.99	$1,000.00	$1,014.33	$10.89	2.15%	184	366
Class I	$1,000.00	$1,039.20	$6.05	$1,000.00	$1,019.20	$5.99	1.18%	184	366
Class R3	$1,000.00	$1,037.10	$8.09	$1,000.00	$1,017.19	$8.01	1.58%	184	366
Class R4	$1,000.00	$1,038.30	$6.56	$1,000.00	$1,018.70	$6.50	1.28%	184	366
Class R5	$1,000.00	$1,040.10	$4.92	$1,000.00	$1,020.31	$4.88	0.96%	184	366
Class R6	$1,000.00	$1,040.50	$4.46	$1,000.00	$1,020.76	$4.42	0.87%	184	366
Class Y	$1,000.00	$1,040.50	$4.67	$1,000.00	$1,020.56	$4.62	0.91%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

The Hartford Value Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,044.80	$6.37	$1,000.00	$1,018.90	$6.29	1.24%	184	366
Class B	$1,000.00	$1,039.70	$10.82	$1,000.00	$1,014.53	$10.68	2.11%	184	366
Class C	$1,000.00	$1,040.90	$10.06	$1,000.00	$1,015.28	$9.93	1.96%	184	366
Class I	$1,000.00	$1,046.60	$4.63	$1,000.00	$1,020.61	$4.57	0.90%	184	366
Class R3	$1,000.00	$1,043.20	$7.86	$1,000.00	$1,017.45	$7.76	1.53%	184	366
Class R4	$1,000.00	$1,045.00	$6.27	$1,000.00	$1,019.00	$6.19	1.22%	184	366
Class R5	$1,000.00	$1,046.40	$4.73	$1,000.00	$1,020.51	$4.67	0.92%	184	366
Class Y	$1,000.00	$1,046.80	$4.17	$1,000.00	$1,021.06	$4.12	0.81%	184	366

54

The Hartford Capital Appreciation Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.0%
	Automobiles & Components - 1.8%
1,253,623	Delphi Automotive plc	$81,573,249
2,264,687	Goodyear Tire & Rubber Co.	65,743,864
264,680	Magna International, Inc.	10,867,015

		158,184,128

	Banks - 7.8%
1,814,937	Banco Santander S.A.	8,893,238
1,300,800	Bank of America Corp.	21,463,200
2,015,091	CaixaBank S.A.	6,080,310
1,994,050	Citigroup, Inc.	98,007,558
1,601,521	FinecoBank Banca Fineco S.p.A.	9,359,218
1,993,080	ICICI Bank Ltd.	8,290,088
5,369,400	ICICI Bank Ltd. ADR	44,512,326
6,602,970	Itau Unibanco Holding S.A. ADR	78,773,432
2,735,747	JP Morgan Chase & Co.	189,477,837
142,149	M&T Bank Corp.	17,445,947
1,076,735	PNC Financial Services Group, Inc.	102,935,866
5,802,000	Sberbank of Russia PJSC ADR	54,951,844
658,199	Wells Fargo & Co.	30,283,736

		670,474,600

	Capital Goods - 4.2%
160,960	3M Co.	26,606,688
1,499,018	AerCap Holdings N.V.*	61,624,630
208,992	Airbus Group SE	12,409,918
503,619	Eaton Corp. plc	32,115,784
224,213	Fortive Corp.	11,446,074
87,800	General Dynamics Corp.	13,234,972
806,800	HF Global, Inc.*(1)(2)(3)	11,859,960
489,295	Honeywell International, Inc.	53,665,876
94,243	Lockheed Martin Corp.	23,219,590
108,356	Middleby Corp.*	12,147,791
437,517	Owens Corning	21,342,079
983,440	Sanwa Holdings Corp.	9,794,411
395,607	Siemens AG	44,947,816
80,264	TransDigm Group, Inc.	21,868,729

		356,284,318

	Commercial & Professional Services - 1.0%
93,100	Dun & Bradstreet Corp.	11,623,535
109,202	Equifax, Inc.	13,537,772
1,466,184	IHS Markit Ltd.*	53,940,909
4,595	Klarna Holding AB(1)(2)(3)	489,854
124,880	Nielsen Holdings plc	5,622,098

		85,214,168

	Consumer Durables & Apparel - 2.5%
46,281,420	Global Brands Group Holding Ltd.*	5,242,099
193,801	Harman International Industries, Inc.	15,447,878
793,173	Lennar Corp. Class A	33,067,382
430,600	Newell Brands, Inc.	20,677,412
991,251	NIKE, Inc. Class B	49,740,975
409,521	Pandora A/S	53,260,456
599,901	PulteGroup, Inc.	11,158,159
114,527	Ralph Lauren Corp.	11,235,099
433,040	Toll Brothers, Inc.*	11,882,617

		211,712,077

	Consumer Services - 0.8%
526,515	Hilton Worldwide Holdings, Inc.	11,899,239
331,904	Las Vegas Sands Corp.	19,210,603
227,038	McDonald’s Corp.	25,557,668

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.0% - (continued)
	Consumer Services - 0.8% - (continued)
39,006	Panera Bread Co. Class A*	$7,440,785

		64,108,295

	Diversified Financials - 3.0%
516,554	American Express Co.	34,309,517
271,158	Banca Generali S.p.A.	6,029,632
148,418	BlackRock, Inc.	50,646,158
594,000	Gores Holdings, Inc. Class A*	6,765,660
70,974	Intercontinental Exchange, Inc.	19,190,660
4,024,367	LendingClub Corp. PIPE*	19,840,129
1,295,640	OneMain Holdings, Inc.*	36,718,438
442,032	Raymond James Financial, Inc.	26,574,964
359,481	S&P Global, Inc.	43,802,760
1,250,000	Saban Capital Acquisition Corp. UNIT*	12,812,500
438,190	WisdomTree Investments, Inc.	3,759,670

		260,450,088

	Energy - 4.6%
447,052	Anadarko Petroleum Corp.	26,572,771
319,547	Baker Hughes, Inc.	17,702,904
676,813	Cabot Oil & Gas Corp.	14,131,855
437,214	Canadian Natural Resources Ltd.	13,864,056
298,630	Chevron Corp.	31,281,493
291,586	Continental Resources, Inc.*	14,261,471
217,914	Diamondback Energy, Inc.*	19,893,369
456,394	Eni S.p.A.	6,623,307
482,092	Halliburton Co.	22,176,232
132,219	Helmerich & Payne, Inc.	8,344,341
124,900	Hess Corp.	5,991,453
439,851	HollyFrontier Corp.	10,974,282
783,989	Kinder Morgan, Inc.	16,016,895
987,336	Marathon Oil Corp.	13,013,089
130,605	Newfield Exploration Co.*	5,301,257
196,703	Petroleo Brasileiro S.A. ADR*	2,295,524
378,400	Phillips 66	30,707,160
199,882	Pioneer Natural Resources Co.	35,782,876
957,847	Repsol S.A.	13,373,929
9,386,047	Rosneft PJSC GDR	51,042,844
1,128,161	Suncor Energy, Inc.	33,867,393
385,050	WPX Energy, Inc.*	4,181,643

		397,400,144

	Food & Staples Retailing - 1.1%
575,062	Costco Wholesale Corp.	85,034,418
250,230	Seven & I Holdings Co., Ltd.	10,444,427

		95,478,845

	Food, Beverage & Tobacco - 3.9%
1,795,700	BRF S.A. ADR	30,024,104
317,338	British American Tobacco plc	18,187,572
727,891	Coca-Cola Co.	30,862,578
662,260	Molson Coors Brewing Co. Class B	68,749,211
1,505,674	Mondelez International, Inc. Class A	67,664,990
184,689	Monster Beverage Corp.*	26,658,010
480,176	Nomad Foods Ltd.*	5,901,363
308,161	PepsiCo, Inc.	33,034,859
356,800	Philip Morris International, Inc.	34,409,792
288,800	Post Holdings, Inc.*	22,015,224

		337,507,703

	Health Care Equipment & Services - 5.7%
59,593	ABIOMED, Inc.*	6,256,669

The accompanying notes are an integral part of these financial statements.

55

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.0% - (continued)
	Health Care Equipment & Services - 5.7% - (continued)
1,212,100	Acadia Healthcare Co., Inc.*	$43,587,116
121,459	Align Technology, Inc.*	10,435,757
83,061	athenahealth, Inc.*	8,581,863
246,320	Becton Dickinson and Co.	41,359,591
1,441,875	Boston Scientific Corp.*	31,721,250
344,105	Cardinal Health, Inc.	23,636,572
248,567	DENTSPLY SIRONA, Inc.	14,310,002
158,756	DexCom, Inc.*	12,421,069
137,894	Edwards Lifesciences Corp.*	13,130,267
708,883	Envision Healthcare Holdings, Inc.*	14,021,706
81,478	Essilor International S.A.	9,155,962
1,578,467	HCA Holdings, Inc.*	120,800,080
510,895	Invuity, Inc.*	5,185,584
544,811	McKesson Corp.	69,283,615
466,555	Medtronic plc	38,266,841
210,744	UnitedHealth Group, Inc.	29,784,450

		491,938,394

	Household & Personal Products - 1.0%
125,201	Beiersdorf AG	11,037,677
585,236	Colgate-Palmolive Co.	41,762,441
732,102	Coty, Inc. Class A*	16,831,025
144,207	Estee Lauder Cos., Inc. Class A	12,564,756

		82,195,899

	Insurance - 5.7%
410,097	American International Group, Inc.	25,302,985
395,804	Arthur J Gallagher & Co.	19,089,627
1,575,668	Chubb Ltd.	200,109,836
14,490	Markel Corp.*	12,713,961
434,853	Marsh & McLennan Cos., Inc.	27,565,331
1,420,082	MetLife, Inc.	66,687,051
385,887	Principal Financial Group, Inc.	21,069,430
969,900	Prudential Financial, Inc.	82,237,821
288,750	Tokio Marine Holdings, Inc.	11,389,268
362,987	Unum Group	12,849,740
225,400	XL Group Ltd.	7,821,380

		486,836,430

	Materials - 4.5%
1	AdvanSix, Inc.*	16
914,201	Anglo American plc*	12,688,383
2,731,845	BHP Billiton plc	41,078,928
365,975	Celanese Corp. Series A	26,686,897
497,495	CF Industries Holdings, Inc.	11,944,855
367,598	CRH plc	11,895,348
1,070,600	Dow Chemical Co.	57,608,986
19,041,418	Glencore plc*	58,287,795
24,068,947	Ivanhoe Mines Ltd. Class A*	37,503,988
300,707	LafargeHolcim Ltd.*	16,039,926
1,380,400	Methanex Corp.	50,171,102
733,780	Platform Specialty Products Corp.*	5,349,256
145,166	Praxair, Inc.	16,993,132
245,504	Reliance Steel & Aluminum Co.	16,885,765
269,895	Wacker Chemie AG	24,078,405

		387,212,782

	Media - 1.5%
215,363	John Wiley & Sons, Inc. Class A	11,112,731
797,947	SES S.A.	18,357,650
5,211,942	Sky plc	52,105,066
1,652,400	Twenty-First Century Fox, Inc. Class A	43,408,548

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.0% - (continued)
	Media - 1.5% - (continued)
25,200	Weinstein Co. LLC*(1)(2)(3)	$—

		124,983,995

	Pharmaceuticals, Biotechnology & Life Sciences - 9.8%
313,736	Alkermes plc*	15,815,432
625,363	Allergan plc*	130,663,345
34,442	Biogen, Inc.*	9,649,960
3,874,518	Bristol-Myers Squibb Co.	197,251,711
227,700	Celgene Corp.*	23,266,386
1,275,036	Hikma Pharmaceuticals plc	27,347,378
141,500	Illumina, Inc.*	19,263,810
195,023	Incyte Corp.*	16,961,150
496,108	Johnson & Johnson	57,543,567
1,670,921	Merck & Co., Inc.	98,116,481
38,635	Mettler-Toledo International, Inc.*	15,611,631
823,777	Mylan N.V.*	30,067,861
1,346,550	Novavax, Inc.*	2,046,756
1,628,100	Ono Pharmaceutical Co., Ltd.	41,278,304
242,384	Regeneron Pharmaceuticals, Inc.*	83,627,328
6,341	Samsung Biologics Co., Ltd.*	753,660
99,193	TESARO, Inc.*	11,990,450
333,070	Teva Pharmaceutical Industries Ltd. ADR	14,235,412
290,800	Thermo Fisher Scientific, Inc.	42,756,324

		838,246,946

	Real Estate - 1.5%
343,327	American Tower Corp. REIT	40,234,491
645,760	Columbia Property Trust, Inc. REIT	13,612,621
1,002,536	Host Hotels & Resorts, Inc. REIT	15,519,257
123,425	Public Storage REIT	26,378,391
526,728	STORE Capital Corp. REIT	14,374,407
293,415	Vonovia SE	10,344,312
153,417	WeWork Companies, Inc. Class A, REIT*(1)(2)(3)	7,700,344

		128,163,823

	Retailing - 4.6%
14,526	Amazon.com, Inc.*	11,472,925
268,923	CarMax, Inc.*	13,430,015
506,361	Expedia, Inc.	65,437,032
205,581	Home Depot, Inc.	25,082,938
12,011	Honest Co.*(1)(2)(3)	450,532
10,615	JAND, Inc. Class A*(1)(2)(3)	91,607
64,809	L Brands, Inc.	4,678,562
308,880	Lowe’s Cos., Inc.	20,586,852
903,149	Netflix, Inc.*	112,776,216
14,983	Priceline Group, Inc.*	22,088,388
349,615	Signet Jewelers Ltd.	28,409,715
349,417	TJX Cos., Inc.	25,769,504
770,636	Tory Burch LLC*(1)(2)(3)	37,529,953
249,336	TripAdvisor, Inc.*	16,077,185
297,336	Wayfair, Inc. Class A*	9,910,209

		393,791,633

	Semiconductors & Semiconductor Equipment - 3.3%
138,320	Analog Devices, Inc.	8,866,312
351,755	Broadcom Ltd.	59,896,842
1,298,363	Intel Corp.	45,273,918
143,060	Microchip Technology, Inc.	8,662,283
893,470	NXP Semiconductors N.V.*	89,347,000
121,894	Silicon Motion Technology Corp. ADR	4,950,115
272,211	SK Hynix, Inc.	9,736,067
321,780	Skyworks Solutions, Inc.	24,757,753

The accompanying notes are an integral part of these financial statements.

56

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.0% - (continued)
	Semiconductors & Semiconductor Equipment - 3.3% - (continued)
3,842,263	SunPower Corp.*	$27,817,984

		279,308,274

	Software & Services - 15.3%
215,440	58.com, Inc. ADR*	9,016,164
225,392	Accenture plc Class A	26,199,566
1,414,774	Activision Blizzard, Inc.	61,075,794
481,631	Adobe Systems, Inc.*	51,780,149
250,638	Akamai Technologies, Inc.*	17,411,822
1,147,219	Alibaba Group Holding Ltd. ADR*	116,660,700
27,933	Alliance Data Systems Corp.*	5,711,461
27,520	Alphabet, Inc. Class A*	22,288,448
218,773	Alphabet, Inc. Class C*	171,636,169
623,209	Autodesk, Inc.*	45,045,547
273,438	Automatic Data Processing, Inc.	23,805,512
2,574,379	Cadence Design Systems, Inc.*	65,852,615
107,398	Capgemini S.A.	8,894,363
1,017,000	Cognizant Technology Solutions Corp. Class A*	52,222,950
51,845	CoStar Group, Inc.*	9,701,236
244,378	Envestnet, Inc.*	8,638,762
1,121,910	Facebook, Inc. Class A*	146,958,991
48,557	FleetCor Technologies, Inc.*	8,512,042
1,104,822	Genpact Ltd.*	25,399,858
1,350,733	Global Payments, Inc.	97,955,157
1,121,064	Just Eat plc*	7,700,941
1,660,220	Microsoft Corp.	99,480,382
1,215,765	Mobileye N.V.*	45,202,143
96,500	Nintendo Co., Ltd.	23,262,309
39,622	Quotient Technology, Inc.*	419,993
127,070	Salesforce.com, Inc.*	9,550,581
492,895	ServiceNow, Inc.*	43,330,400
411,728	SS&C Technologies Holdings, Inc.	13,146,475
2,600	Trade Desk, Inc. Class A*	65,468
3,100	Ultimate Software Group, Inc.*	654,069
216,720	VeriSign, Inc.*	18,208,814
324,762	Visa, Inc. Class A	26,796,113
358,504	Workday, Inc. Class A*	31,075,127
462,248	Zillow Group, Inc. Class A*	15,268,051
52,552	Zillow Group, Inc. Class C*	1,753,135

		1,310,681,307

	Technology Hardware & Equipment - 3.6%
226,450	Amphenol Corp. Class A	14,929,848
1,814,679	Cisco Systems, Inc.	55,674,352
4,172,600	Flex Ltd.*	59,209,194
463,600	Motorola Solutions, Inc.	33,648,088
85,691	ParkerVision, Inc.*	323,055
1,033,928	Pure Storage, Inc. Class A*	12,758,672
67,387	Samsung Electronics Co., Ltd.	96,385,521
576,147	Trimble, Inc.*	15,924,703
284,309	Western Digital Corp.	16,615,018

		305,468,451

	Telecommunication Services - 1.0%
7,000,848	Bharti Infratel Ltd.	36,464,582
797,035	Verizon Communications, Inc.	38,337,384
9,427,772	Zegona Communications plc	13,385,935

		88,187,901

	Transportation - 4.6%
201,313	Alaska Air Group, Inc.	14,538,825

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.0% - (continued)
	Transportation - 4.6% - (continued)
1,605,300	American Airlines Group, Inc.	$65,175,180
464,415	Canadian National Railway Co.	29,195,163
925,465	CSX Corp.	28,235,937
553,376	FedEx Corp.	96,464,504
256,650	Genesee & Wyoming, Inc. Class A*	17,436,801
164,144	J.B. Hunt Transport Services, Inc.	13,395,792
1,502,627	Swift Transportation Co.*	33,628,792
624,082	Union Pacific Corp.	55,031,551
362,293	United Parcel Service, Inc. Class B	39,040,694

		392,143,239

	Utilities - 2.2%
259,200	Avangrid, Inc.	10,215,072
51,634,000	China Longyuan Power Group Corp. Ltd. Class H	39,368,256
413,178	Dominion Resources, Inc.	31,070,986
561,271	Exelon Corp.	19,122,503
271	Innogy SE*(3)	10,762
253,560	NextEra Energy, Inc.	32,455,680
415,699	OGE Energy Corp.	12,903,297
347,921	PG&E Corp.	21,612,852
472,041	RWE AG*	7,509,787
106,400	Sempra Energy	11,395,440

		185,664,635

	Total Common Stocks (cost $7,826,040,862)	$8,131,638,075

CORPORATE BONDS - 0.0%
	Internet - 0.0%
$157,087	DraftKings, Inc. 5.00%, 12/23/2016(1)(2)(3)	$157,087

	Total Corporate Bonds (cost $157,087)	$157,087

EXCHANGE TRADED FUNDS - 0.2%
	Other Investment Pools & Funds - 0.2%
62,794	SPDR S&P 500 ETF Trust	$13,346,865

	Total Exchange Traded Funds (cost $13,612,737)	$13,346,865

PREFERRED STOCKS - 3.4%
	Capital Goods - 0.0%
372,334	Lithium Technology Corp.*(1)(2)(3)	$1,973,370

	Commercial & Professional Services - 0.0%
33,739	Rubicon Global Holdings LLC *(1)(2)(3)	673,431

	Consumer Durables & Apparel - 0.0%
83,332	One Kings Lane, Inc.*(1)(2)(3)	86,665

	Consumer Services - 0.2%
10,074	Airbnb, Inc. Series E*(1)(2)(3)	1,057,770
244,180	DraftKings, Inc.*(1)(2)(3)	468,826
952,691	DraftKings, Inc. Series D*(1)(2)(3)	3,782,183
1,939,742	DraftKings, Inc. Series D-1*(1)(2)(3)	10,125,453

		15,434,232

	Diversified Financials - 0.2%
1,161,507	Social Finance, Inc.*(1)(2)(3)	18,324,283

The accompanying notes are an integral part of these financial statements.

57

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†

PREFERRED STOCKS - 3.4% - (continued)
	Health Care Equipment & Services - 0.1%
956,830	Moderna Therapeutics, Inc. Series E*(1)(2)(3)	$8,400,967

	Real Estate - 0.8%
245,862	Redfin Corp. Series G*(1)(2)(3)	953,945
762,484	WeWork Companies, Inc. Class D-1*(1)(2)(3)	38,270,787
599,094	WeWork Companies, Inc. Class D-2*(1)(2)(3)	30,069,876

		69,294,608

	Retailing - 0.2%
44,867	Forward Ventures, Inc.*(1)(2)(3)	1,966,072
278,194	Honest Co.*(1)(2)(3)	10,435,057
23,702	JAND, Inc. Series D*(1)(2)(3)	204,548

		12,605,677

	Software & Services - 1.6%
143,626	Birst, Inc. Series F*(1)(2)(3)	764,090
25,867	Cloudera, Inc.*(1)(2)(3)	451,896
18,389	Dropbox, Inc. Series C*(1)(2)(3)	318,314
566,622	Essence Group Holdings Corp.*(1)(2)(3)	1,099,247
52,337	ForeScout Technologies, Inc.*(1)(2)(3)	636,418
12,426	General Assembly Space, Inc.*(1)(2)(3)	609,134
77,707	Lookout, Inc. Series F*(1)(2)(3)	616,216
95,031	MarkLogic Corp. Series F*(1)(2)(3)	977,869
118,110	Nutanix, Inc.*(1)(2)	2,654,161
2,286,050	Pinterest, Inc. Series G*(1)(2)(3)	13,899,184
47,064	Sharecare*(1)(2)(3)	11,759,882
33,135	Trade Desk, Inc. Series C*(1)(2)	769,446
2,000,820	Uber Technologies, Inc.*(1)(2)(3)	97,584,449
58,205	Veracode, Inc.*(1)(2)(3)	1,392,264
306,876	Zuora, Inc. Series F*(1)(2)(3)	1,245,917

		134,778,487

	Technology Hardware & Equipment - 0.3%
5,362,869	Rethink Robotics, Inc.*(1)(2)(3)	28,423,206

	Telecommunication Services - 0.0%
1,923	DocuSign, Inc. Series B*(1)(2)(3)	37,325
576	DocuSign, Inc. Series B-1*(1)(2)(3)	11,180
1,383	DocuSign, Inc. Series D*(1)(2)(3)	26,844
29,941	DocuSign, Inc. Series E*(1)(2)(3)	581,155

		656,504

	Total Preferred Stocks (cost $170,301,987)	$290,651,430

CONVERTIBLE PREFERRED STOCKS - 0.0%
	Retailing - 0.0%
28,025	Honest Co. Series C*(1)(2)(3)	$1,051,218

	Total Convertible Preferred Stocks (cost $758,281)	$1,051,218

	Total Long-Term Investments (cost $8,010,870,954)	$8,436,844,675

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.7%
	Other Investment Pools & Funds - 0.7%
59,133,049	Fidelity Institutional Government Fund, Institutional Class	$59,133,049

	Total Short-Term Investments (cost $59,133,049)	$59,133,049

Total Investments (cost $8,070,004,003)^	99.3%	$8,495,977,724
Other Assets and Liabilities	0.7%	63,786,788

Total Net Assets	100.0%	$8,559,764,512

The accompanying notes are an integral part of these financial statements.

58

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $8,212,408,741 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$812,859,369
Unrealized Depreciation	(529,290,386)

Net Unrealized Appreciation	$283,568,983

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of these securities was $349,981,985, which represents 4.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis
07/2015	10,074	Airbnb, Inc. Series E Preferred	$937,833
03/2015	143,626	Birst, Inc. Series F Preferred	838,905
02/2014	25,867	Cloudera, Inc. Preferred	376,623
02/2014	1,923	DocuSign, Inc. Series B Preferred	25,254
02/2014	576	DocuSign, Inc. Series B-1 Preferred	7,564
02/2014	1,383	DocuSign, Inc. Series D Preferred	18,162
02/2014	29,941	DocuSign, Inc. Series E Preferred	393,197
12/2015	157,087	DraftKings, Inc.	157,087
12/2014	244,180	DraftKings, Inc. Preferred	439,837
08/2015	952,691	DraftKings, Inc. Series D Preferred	5,131,092
08/2015	1,939,742	DraftKings, Inc. Series D-1 Preferred	14,868,916
01/2014	18,389	Dropbox, Inc. Series C Preferred	351,252
05/2014	566,622	Essence Group Holdings Corp. Preferred	895,999
11/2015	52,337	ForeScout Technologies, Inc. Preferred	621,083
11/2014	44,867	Forward Ventures, Inc. Preferred	1,396,764
07/2015	12,426	General Assembly Space, Inc. Preferred	609,134
06/2015	806,800	HF Global, Inc.	10,846,942
01/2015	12,011	Honest Co.	324,985
08/2015	278,194	Honest Co. Preferred	12,728,766
08/2014	28,025	Honest Co. Series C Convertible Preferred	758,281
04/2015	10,615	JAND, Inc. Class A	121,917
04/2015	23,702	JAND, Inc. Series D Preferred	272,225
08/2015	4,595	Klarna Holding AB	503,982
08/2014	372,334	Lithium Technology Corp. Preferred	1,814,756
07/2014	77,707	Lookout, Inc. Series F Preferred	887,655
04/2015	95,031	MarkLogic Corp. Series F Preferred	1,103,709
12/2014	956,830	Moderna Therapeutics, Inc. Series E Preferred	5,900,771
08/2014	118,110	Nutanix, Inc. Preferred	1,582,261
01/2014	83,332	One Kings Lane, Inc. Preferred	1,284,729
03/2015	2,286,050	Pinterest, Inc. Series G Preferred	16,411,763
12/2014	245,862	Redfin Corp. Series G Preferred	810,779

The accompanying notes are an integral part of these financial statements.

59

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2016

Period Acquired	Shares/Par	Security	Cost Basis
03/2015	5,362,869	Rethink Robotics, Inc. Preferred	$13,365,342
09/2015	33,739	Rubicon Global Holdings LLC Preferred	673,447
03/2015	47,064	Sharecare Preferred	11,759,882
09/2015	1,161,507	Social Finance, Inc. Preferred	18,324,283
11/2013	770,636	Tory Burch LLC	60,399,726
02/2016	33,135	Trade Desk, Inc. Series C Preferred	518,608
06/2014	2,000,820	Uber Technologies, Inc. Preferred	31,038,821
08/2014	58,205	Veracode, Inc. Preferred	1,074,808
12/2014	153,417	WeWork Companies, Inc. Class A, REIT	2,554,571
12/2014	762,484	WeWork Companies, Inc. Class D-1 Preferred	12,696,243
12/2014	599,094	WeWork Companies, Inc. Class D-2 Preferred	9,975,610
10/2005	25,200	Weinstein Co. LLC	23,636,380
01/2015	306,876	Zuora, Inc. Series F Preferred	1,165,914

			$269,605,858

At October 31, 2016, the aggregate value of these securities was $349,981,985, which represents 4.1% of total net assets.

(3)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $346,569,140, which represents 4.0% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	12/21/16	CSFB	$14,651,802	$14,309,687	$342,115
EUR	Sell	12/21/16	CBA	14,651,216	14,309,687	341,529
EUR	Sell	12/21/16	SSG	14,648,356	14,309,687	338,669
EUR	Sell	12/21/16	RBC	14,645,989	14,309,687	336,302
GBP	Sell	12/21/16	BCLY	5,746,870	5,280,987	465,883

Total						$1,824,498

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CBA	Commonwealth Bank of Australia
CSFB	Credit Suisse First Boston Corp.
RBC	RBC Dominion Securities, Inc.
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	Euro
GBP	British Pound

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
PIPE	Private Investment in Public Equity
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of these financial statements.

60

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$158,184,128	$158,184,128	$—	$—
Banks	670,474,600	582,899,902	87,574,698	—
Capital Goods	356,284,318	277,272,213	67,152,145	11,859,960
Commercial & Professional Services	85,214,168	84,724,314	—	489,854
Consumer Durables & Apparel	211,712,077	153,209,522	58,502,555	—
Consumer Services	64,108,295	64,108,295	—	—
Diversified Financials	260,450,088	254,420,456	6,029,632	—
Energy	397,400,144	326,360,064	71,040,080	—
Food & Staples Retailing	95,478,845	85,034,418	10,444,427	—
Food, Beverage & Tobacco	337,507,703	319,320,131	18,187,572	—
Health Care Equipment & Services	491,938,394	482,782,432	9,155,962	—
Household & Personal Products	82,195,899	71,158,222	11,037,677	—
Insurance	486,836,430	475,447,162	11,389,268	—
Materials	387,212,782	223,143,997	164,068,785	—
Media	124,983,995	54,521,279	70,462,716	—
Pharmaceuticals, Biotechnology & Life Sciences	838,246,946	769,621,264	68,625,682	—
Real Estate	128,163,823	110,119,167	10,344,312	7,700,344
Retailing	393,791,633	355,719,541	—	38,072,092
Semiconductors & Semiconductor Equipment	279,308,274	269,572,207	9,736,067	—
Software & Services	1,310,681,307	1,270,823,694	39,857,613	—
Technology Hardware & Equipment	305,468,451	209,082,930	96,385,521	—
Telecommunication Services	88,187,901	51,723,319	36,464,582	—
Transportation	392,143,239	392,143,239	—	—
Utilities	185,664,635	138,786,592	46,878,043	—
Corporate Bonds	157,087	—	—	157,087
Exchange Traded Funds	13,346,865	13,346,865	—	—
Preferred Stocks	290,651,430	—	—	290,651,430
Convertible Preferred Stocks	1,051,218	—	—	1,051,218
Short-Term Investments	59,133,049	59,133,049	—	—
Foreign Currency Contracts(2)	1,824,498	—	1,824,498	—

Total	$8,497,802,222	$7,252,658,402	$895,161,835	$349,981,985

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Common Stocks	Corporate Bonds	Preferred Stocks	Convertible Preferred Stocks	Total
Beginning balance	$17,414,287	$—	$290,275,910	$1,154,055	$308,844,252
Conversions*	39,990,073	—	(39,990,073)	—	—
Purchases	—	157,087	1,139,691	—	1,296,778
Sales	—	—	(183,270)	—	(183,270)
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	—	—	(15,319)	—	(15,319)
Net change in unrealized appreciation/(depreciation)	717,890	—	65,748,658	(102,837)	66,363,711
Transfers into Level 3(1)	—	—	—	—	—
Transfers out of Level 3(1)	—	—	(26,324,167)	—	(26,324,167)

Ending balance	$58,122,250	$157,087	$290,651,430	$1,051,218	$349,981,985

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $66,366,250.

*	Private equity securities participated in an initial public offering and are now trading as common stock securities.

(1)	For the year ended October 31, 2016, investments valued at $26,324,167 were transferred from Level 3 to Level 1 due to the expiration of trading restrictions.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

61

Hartford Core Equity Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.6%
	Banks - 8.1%
2,811,542	Bank of America Corp.	$46,390,443
772,604	Citigroup, Inc.	37,973,487
882,097	JP Morgan Chase & Co.	61,094,038
466,335	PNC Financial Services Group, Inc.	44,581,626

		190,039,594

	Capital Goods - 5.9%
546,760	AMETEK, Inc.	24,112,116
331,715	Fortune Brands Home & Security, Inc.	18,121,591
367,817	Honeywell International, Inc.	40,342,169
271,383	Illinois Tool Works, Inc.	30,820,967
160,403	Snap-on, Inc.	24,718,102

		138,114,945

	Commercial & Professional Services - 3.0%
248,356	Equifax, Inc.	30,788,693
300,826	Nielsen Holdings plc	13,543,187
322,495	Verisk Analytics, Inc. Class A*	26,299,467

		70,631,347

	Consumer Durables & Apparel - 2.1%
338,287	NIKE, Inc. Class B	16,975,242
588,247	VF Corp.	31,888,870

		48,864,112

	Consumer Services - 2.9%
862,837	Aramark	32,123,422
690,820	Starbucks Corp.	36,661,817

		68,785,239

	Diversified Financials - 1.8%
217,708	S&P Global, Inc.	26,527,720
571,705	Synchrony Financial	16,345,046

		42,872,766

	Energy - 3.3%
380,604	Baker Hughes, Inc.	21,085,461
192,598	Concho Resources, Inc.*	24,448,390
345,261	EOG Resources, Inc.	31,218,500

		76,752,351

	Food & Staples Retailing - 3.3%
331,581	Costco Wholesale Corp.	49,030,883
920,040	Kroger Co.	28,502,839

		77,533,722

	Food, Beverage & Tobacco - 6.7%
776,039	Altria Group, Inc.	51,311,699
301,383	Molson Coors Brewing Co. Class B	31,286,569
1,108,549	Mondelez International, Inc. Class A	49,818,192
173,952	Monster Beverage Corp.*	25,108,232

		157,524,692

	Health Care Equipment & Services - 6.7%
415,811	Cerner Corp.*	24,358,208
453,259	HCA Holdings, Inc.*	34,687,911
106,174	McKesson Corp.	13,502,148
462,346	Medtronic plc	37,921,619
338,912	UnitedHealth Group, Inc.	47,898,433

		158,368,319

	Household & Personal Products - 3.6%
639,053	Colgate-Palmolive Co.	45,602,822

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.6% - (continued)
	Household & Personal Products - 3.6% - (continued)
457,047	Estee Lauder Cos., Inc. Class A	$39,822,505

		85,425,327

	Insurance - 4.2%
373,144	Chubb Ltd.	47,389,288
381,611	Marsh & McLennan Cos., Inc.	24,190,321
751,494	XL Group Ltd.	26,076,842

		97,656,451

	Materials - 3.6%
559,040	Crown Holdings, Inc.*	30,327,920
284,123	Ecolab, Inc.	32,438,323
89,897	Sherwin-Williams Co.	22,012,179

		84,778,422

	Media - 2.1%
779,847	Comcast Corp. Class A	48,210,142

	Pharmaceuticals, Biotechnology & Life Sciences - 6.7%
152,646	Allergan plc*	31,893,855
642,347	Bristol-Myers Squibb Co.	32,701,886
394,374	Eli Lilly & Co.	29,120,576
706,595	Merck & Co., Inc.	41,491,258
151,198	Thermo Fisher Scientific, Inc.	22,230,642

		157,438,217

	Retailing - 6.0%
41,145	AutoZone, Inc.*	30,536,173
477,775	Dollar Tree, Inc.*	36,095,901
555,969	Lowe’s Cos., Inc.	37,055,334
498,692	TJX Cos., Inc.	36,778,535

		140,465,943

	Semiconductors & Semiconductor Equipment - 2.0%
296,482	Analog Devices, Inc.	19,004,496
81,765	Broadcom Ltd.	13,922,944
218,941	QUALCOMM, Inc.	15,045,626

		47,973,066

	Software & Services - 14.4%
206,586	Accenture plc Class A	24,013,557
284,713	Adobe Systems, Inc.*	30,609,495
70,752	Alphabet, Inc. Class A*	57,302,045
20,229	Alphabet, Inc. Class C*	15,870,460
352,805	Automatic Data Processing, Inc.	30,715,203
224,424	Electronic Arts, Inc.*	17,621,772
125,935	Facebook, Inc. Class A*	16,496,226
34,562	Genpact Ltd.*	794,580
523,464	GoDaddy, Inc. Class A*	18,734,776
191,575	Jack Henry & Associates, Inc.	15,521,406
408,383	Mastercard, Inc. Class A	43,705,149
607,873	Microsoft Corp.	36,423,750
413,832	PayPal Holdings, Inc.*	17,240,241
160,048	Workday, Inc. Class A*	13,872,961

		338,921,621

	Technology Hardware & Equipment - 3.0%
631,318	Apple, Inc.	71,679,846

	Transportation - 1.2%
165,873	FedEx Corp.	28,914,981

	Utilities - 5.0%
623,650	American Electric Power Co., Inc.	40,437,466
372,856	NextEra Energy, Inc.	47,725,568

The accompanying notes are an integral part of these financial statements.

62

Hartford Core Equity Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.6% - (continued)
	Utilities - 5.0% - (continued)
397,733	Pinnacle West Capital Corp.	$30,279,413

		118,442,447

	Total Common Stocks (cost $2,180,216,534)	$2,249,393,550

	Total Long-Term Investments (cost $2,180,216,534)	$2,249,393,550

SHORT-TERM INVESTMENTS - 3.8%
	Other Investment Pools & Funds - 3.8%
88,699,359	Fidelity Institutional Government Fund, Institutional Class	$88,699,359

	Total Short-Term Investments (cost $88,699,359)	$88,699,359

Total Investments (cost $2,268,915,893)^	99.4%	$2,338,092,909
Other Assets and Liabilities	0.6%	13,900,882

Total Net Assets	100.0%	$2,351,993,791

The accompanying notes are an integral part of these financial statements.

63

Hartford Core Equity Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $2,270,778,221 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$126,754,339
Unrealized Depreciation	(59,439,651)

Net Unrealized Appreciation	$67,314,688

*	Non-income producing.

Futures Contracts Outstanding at October 31, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	550	12/16/2016	$59,150,899	$58,302,750	$(848,149)

Total futures contracts					$(848,149)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
S&P	Standard & Poors

The accompanying notes are an integral part of these financial statements.

64

Hartford Core Equity Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$190,039,594	$190,039,594	$—	$—
Capital Goods	138,114,945	138,114,945	—	—
Commercial & Professional Services	70,631,347	70,631,347	—	—
Consumer Durables & Apparel	48,864,112	48,864,112	—	—
Consumer Services	68,785,239	68,785,239	—	—
Diversified Financials	42,872,766	42,872,766	—	—
Energy	76,752,351	76,752,351	—	—
Food & Staples Retailing	77,533,722	77,533,722	—	—
Food, Beverage & Tobacco	157,524,692	157,524,692	—	—
Health Care Equipment & Services	158,368,319	158,368,319	—	—
Household & Personal Products	85,425,327	85,425,327	—	—
Insurance	97,656,451	97,656,451	—	—
Materials	84,778,422	84,778,422	—	—
Media	48,210,142	48,210,142	—	—
Pharmaceuticals, Biotechnology & Life Sciences	157,438,217	157,438,217	—	—
Retailing	140,465,943	140,465,943	—	—
Semiconductors & Semiconductor Equipment	47,973,066	47,973,066	—	—
Software & Services	338,921,621	338,921,621	—	—
Technology Hardware & Equipment	71,679,846	71,679,846	—	—
Transportation	28,914,981	28,914,981	—	—
Utilities	118,442,447	118,442,447	—	—
Short-Term Investments	88,699,359	88,699,359	—	—

Total	$2,338,092,909	$2,338,092,909	$—	$—

Liabilities
Futures Contracts(2)	$(848,149)	$(848,149)	$—	$—

Total	$(848,149)	$(848,149)	$—	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

65

The Hartford Dividend and Growth Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3%
	Automobiles & Components - 1.1%
7,287,990	Ford Motor Co.	$85,561,003

	Banks - 10.9%
9,696,645	Bank of America Corp.	159,994,642
1,049,240	Bank of Nova Scotia	56,407,142
3,050,510	JP Morgan Chase & Co.	211,278,323
1,501,321	PNC Financial Services Group, Inc.	143,526,288
747,425	US Bancorp	33,454,743
4,700,280	Wells Fargo & Co.	216,259,883

		820,921,021

	Capital Goods - 4.6%
434,220	Boeing Co.	61,845,955
711,545	Caterpillar, Inc.	59,385,546
1,125,160	Eaton Corp. plc	71,751,453
843,222	Honeywell International, Inc.	92,484,589
250,180	Lockheed Martin Corp.	61,639,348

		347,106,891

	Commercial & Professional Services - 0.7%
1,112,470	Nielsen Holdings plc	50,083,399

	Consumer Services - 0.8%
2,556,559	Hilton Worldwide Holdings, Inc.	57,778,233

	Diversified Financials - 4.7%
301,260	BlackRock, Inc.	102,801,962
221,270	Goldman Sachs Group, Inc.	39,439,165
176,310	Intercontinental Exchange, Inc.	47,672,461
1,363,679	Invesco Ltd.	38,305,743
893,630	Northern Trust Corp.	64,716,685
2,132,920	Synchrony Financial	60,980,183

		353,916,199

	Energy - 10.0%
961,820	Anadarko Petroleum Corp.	57,170,581
1,819,350	Chevron Corp.	190,576,912
525,943	EOG Resources, Inc.	47,555,766
1,516,746	Exxon Mobil Corp.	126,375,277
714,260	Halliburton Co.	32,855,960
2,011,290	Hess Corp.	96,481,581
866,158	Marathon Petroleum Corp.	37,755,827
852,503	Royal Dutch Shell plc Class B	21,988,186
2,067,580	Suncor Energy, Inc.	62,068,752
1,695,119	Total S.A. ADR	80,924,981

		753,753,823

	Food & Staples Retailing - 2.2%
358,780	Costco Wholesale Corp.	53,052,799
757,150	CVS Health Corp.	63,676,315
564,687	Walgreens Boots Alliance, Inc.	46,716,555

		163,445,669

	Food, Beverage & Tobacco - 3.9%
1,254,260	Coca-Cola Co.	53,180,624
1,745,140	Mondelez International, Inc. Class A	78,426,591
791,330	PepsiCo, Inc.	84,830,576
839,995	Philip Morris International, Inc.	81,009,118

		297,446,909

	Health Care Equipment & Services - 4.3%
1,098,090	Cardinal Health, Inc.	75,427,802
208,430	McKesson Corp.	26,506,043

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3% - (continued)
	Health Care Equipment & Services - 4.3% - (continued)
1,577,560	Medtronic plc	$129,391,471
663,526	UnitedHealth Group, Inc.	93,776,130

		325,101,446

	Household & Personal Products - 0.5%
521,690	Colgate-Palmolive Co.	37,227,798

	Insurance - 7.6%
1,424,333	Chubb Ltd.	180,890,291
1,388,510	Marsh & McLennan Cos., Inc.	88,017,649
1,131,735	MetLife, Inc.	53,146,275
1,933,325	Principal Financial Group, Inc.	105,559,545
1,677,130	Prudential Financial, Inc.	142,203,853

		569,817,613

	Materials - 3.7%
320,080	Ball Corp.	24,668,566
836,530	BHP Billiton plc ADR	25,296,667
1,320,970	Celanese Corp. Series A	96,325,132
1,247,990	Dow Chemical Co.	67,154,342
1,508,420	International Paper Co.	67,924,153

		281,368,860

	Media - 3.1%
3,219,182	Comcast Corp. Class A	199,009,831
1,233,346	Twenty-First Century Fox, Inc. Class A	32,400,000

		231,409,831

	Pharmaceuticals, Biotechnology & Life Sciences - 10.3%
4,015,730	AstraZeneca plc ADR	113,725,474
2,542,890	Bristol-Myers Squibb Co.	129,458,530
1,127,453	Eli Lilly & Co.	83,251,129
1,186,197	Johnson & Johnson	137,586,990
3,804,908	Merck & Co., Inc.	223,424,198
2,797,783	Pfizer, Inc.	88,717,699

		776,164,020

	Real Estate - 0.3%
176,090	American Tower Corp. REIT	20,635,987

	Retailing - 1.8%
417,900	Expedia, Inc.	54,005,217
418,720	L Brands, Inc.	30,227,397
818,070	Lowe’s Cos., Inc.	54,524,365

		138,756,979

	Semiconductors & Semiconductor Equipment - 3.0%
5,319,560	Intel Corp.	185,493,057
550,570	Texas Instruments, Inc.	39,007,885

		224,500,942

	Software & Services - 7.4%
830,445	Accenture plc Class A	96,530,927
240,077	Alphabet, Inc. Class A*	194,438,362
4,431,732	Microsoft Corp.	265,549,382

		556,518,671

	Technology Hardware & Equipment - 4.4%
1,106,985	Apple, Inc.	125,687,077
285,430	Avnet, Inc.	11,973,789
3,852,965	Cisco Systems, Inc.	118,208,966
997,040	Motorola Solutions, Inc.	72,365,163

		328,234,995

The accompanying notes are an integral part of these financial statements.

66

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3% - (continued)
	Telecommunication Services - 2.1%
3,281,690	Verizon Communications, Inc.	$157,849,289

	Transportation - 4.9%
426,076	Canadian National Railway Co.	26,787,398
2,969,321	CSX Corp.	90,593,984
1,379,160	Delta Air Lines, Inc.	57,607,513
342,070	FedEx Corp.	59,629,642
1,234,213	United Parcel Service, Inc. Class B	132,998,793

		367,617,330

	Utilities - 5.0%
1,291,415	Dominion Resources, Inc.	97,114,408
1,182,950	Edison International	86,923,166
1,862,175	Exelon Corp.	63,444,302
988,545	NextEra Energy, Inc.	126,533,760

		374,015,636

	Total Common Stocks (cost $5,604,108,505)	$7,319,232,544

	Total Long-Term Investments (cost $5,604,108,505)	$7,319,232,544

SHORT-TERM INVESTMENTS - 2.5%
	Other Investment Pools & Funds - 2.5%
191,867,469	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class	$191,867,469

	Total Short-Term Investments (cost $191,867,469)	$191,867,469

Total Investments (cost $5,795,975,974)^	99.8%	$7,511,100,013
Other Assets and Liabilities	0.2%	11,460,608

Total Net Assets	100.0%	$7,522,560,621

The accompanying notes are an integral part of these financial statements.

67

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $5,804,502,196 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,800,899,442
Unrealized Depreciation	(94,301,625)

Net Unrealized Appreciation	$1,706,597,817

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

68

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$85,561,003	$85,561,003	$—	$—
Banks	820,921,021	820,921,021	—	—
Capital Goods	347,106,891	347,106,891	—	—
Commercial & Professional Services	50,083,399	50,083,399	—	—
Consumer Services	57,778,233	57,778,233	—	—
Diversified Financials	353,916,199	353,916,199	—	—
Energy	753,753,823	731,765,637	21,988,186	—
Food & Staples Retailing	163,445,669	163,445,669	—	—
Food, Beverage & Tobacco	297,446,909	297,446,909	—	—
Health Care Equipment & Services	325,101,446	325,101,446	—	—
Household & Personal Products	37,227,798	37,227,798	—	—
Insurance	569,817,613	569,817,613	—	—
Materials	281,368,860	281,368,860	—	—
Media	231,409,831	231,409,831	—	—
Pharmaceuticals, Biotechnology & Life Sciences	776,164,020	776,164,020	—	—
Real Estate	20,635,987	20,635,987	—	—
Retailing	138,756,979	138,756,979	—	—
Semiconductors & Semiconductor Equipment	224,500,942	224,500,942	—	—
Software & Services	556,518,671	556,518,671	—	—
Technology Hardware & Equipment	328,234,995	328,234,995	—	—
Telecommunication Services	157,849,289	157,849,289	—	—
Transportation	367,617,330	367,617,330	—	—
Utilities	374,015,636	374,015,636	—	—
Short-Term Investments	191,867,469	191,867,469	—	—

Total	$7,511,100,013	$7,489,111,827	$21,988,186	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

69

The Hartford Equity Income Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.0%
	Banks - 12.6%
956,030	BB&T Corp.	$37,476,376
1,774,920	JP Morgan Chase & Co.	122,930,959
478,805	M&T Bank Corp.	58,763,738
935,795	PNC Financial Services Group, Inc.	89,462,002
913,740	US Bancorp	40,899,002
2,543,150	Wells Fargo & Co.	117,010,332

		466,542,409

	Capital Goods - 10.2%
296,845	3M Co.	49,068,479
311,590	Caterpillar, Inc.	26,005,301
1,089,985	Eaton Corp. plc	69,508,343
2,877,720	General Electric Co.	83,741,652
459,550	Honeywell International, Inc.	50,403,444
358,500	Raytheon Co.	48,974,685
475,230	United Technologies Corp.	48,568,506

		376,270,410

	Consumer Durables & Apparel - 1.1%
735,400	VF Corp.	39,866,034

	Consumer Services - 0.9%
290,400	McDonald’s Corp.	32,690,328

	Diversified Financials - 3.4%
155,835	BlackRock, Inc.	53,177,135
1,407,620	Invesco Ltd.	39,540,046
873,715	Thomson Reuters Corp.	34,433,108

		127,150,289

	Energy - 13.2%
1,747,600	Canadian Natural Resources Ltd.	55,416,396
939,450	Chevron Corp.	98,407,388
819,720	Enbridge, Inc.	35,387,312
956,180	Exxon Mobil Corp.	79,668,918
756,655	Occidental Petroleum Corp.	55,167,716
537,080	Phillips 66	43,584,042
2,645,390	Suncor Energy, Inc.	79,414,608
948,320	TransCanada Corp.	42,929,986

		489,976,366

	Food & Staples Retailing - 0.6%
314,300	Wal-Mart Stores, Inc.	22,007,286

	Food, Beverage & Tobacco - 7.5%
883,997	British American Tobacco plc	50,664,462
252,340	Diageo plc ADR	27,134,120
567,005	Kraft Heinz Co.	50,435,095
435,100	PepsiCo, Inc.	46,642,720
1,073,955	Philip Morris International, Inc.	103,572,220

		278,448,617

	Household & Personal Products - 0.6%
246,765	Procter & Gamble Co.	21,419,202

	Insurance - 7.6%
636,900	Chubb Ltd.	80,886,300
1,537,850	Marsh & McLennan Cos., Inc.	97,484,312
1,116,320	MetLife, Inc.	52,422,387
915,700	Principal Financial Group, Inc.	49,997,220

		280,790,219

	Materials - 2.1%
872,370	Dow Chemical Co.	46,942,229
130,395	Nucor Corp.	6,369,796
309,130	Packaging Corp. of America	25,503,225

		78,815,250

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.0% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 12.4%
149,600	Amgen, Inc.	$21,117,536
1,042,240	AstraZeneca plc ADR	29,516,237
669,110	Bristol-Myers Squibb Co.	34,064,390
990,850	Johnson & Johnson	114,928,691
1,493,805	Merck & Co., Inc.	87,716,230
661,104	Novartis AG	46,916,952
2,714,246	Pfizer, Inc.	86,068,741
163,059	Roche Holding AG	37,451,643

		457,780,420

	Retailing - 2.0%
600,620	Home Depot, Inc.	73,281,646

	Semiconductors & Semiconductor Equipment - 4.8%
838,790	Analog Devices, Inc.	53,766,439
2,375,340	Intel Corp.	82,828,106
851,636	Maxim Integrated Products, Inc.	33,750,335
107,000	QUALCOMM, Inc.	7,353,040

		177,697,920

	Software & Services - 4.0%
2,468,575	Microsoft Corp.	147,917,014

	Technology Hardware & Equipment - 2.8%
3,371,250	Cisco Systems, Inc.	103,429,950

	Telecommunication Services - 3.0%
1,059,440	BCE, Inc.	48,134,104
1,321,474	Verizon Communications, Inc.	63,562,899

		111,697,003

	Transportation - 2.1%
696,910	Union Pacific Corp.	61,453,524
166,960	United Parcel Service, Inc. Class B	17,991,609

		79,445,133

	Utilities - 7.1%
716,410	Dominion Resources, Inc.	53,874,032
209,930	Duke Energy Corp.	16,798,599
809,340	Eversource Energy	44,562,260
323,140	NextEra Energy, Inc.	41,361,920
355,500	Sempra Energy	38,074,050
674,090	UGI Corp.	31,203,626
873,740	Xcel Energy, Inc.	36,303,897

		262,178,384

	Total Common Stocks (cost $3,022,312,039)	$3,627,403,880

	Total Long-Term Investments (cost $3,022,312,039)	$3,627,403,880

SHORT-TERM INVESTMENTS - 1.9%
	Other Investment Pools & Funds - 1.9%
69,297,047	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$69,297,047

	Total Short-Term Investments (cost $69,297,047)	$69,297,047

Total Investments (cost $3,091,609,086)^	99.9%	$3,696,700,927
Other Assets and Liabilities	0.1%	3,362,263

Total Net Assets	100.0%	$3,700,063,190

The accompanying notes are an integral part of these financial statements.

70

The Hartford Equity Income Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $3,095,500,354 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$659,540,719
Unrealized Depreciation	(58,340,146)

Net Unrealized Appreciation	$601,200,573

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

71

The Hartford Equity Income Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$466,542,409	$466,542,409	$—	$—
Capital Goods	376,270,410	376,270,410	—	—
Consumer Durables & Apparel	39,866,034	39,866,034	—	—
Consumer Services	32,690,328	32,690,328	—	—
Diversified Financials	127,150,289	127,150,289	—	—
Energy	489,976,366	489,976,366	—	—
Food & Staples Retailing	22,007,286	22,007,286	—	—
Food, Beverage & Tobacco	278,448,617	227,784,155	50,664,462	—
Household & Personal Products	21,419,202	21,419,202	—	—
Insurance	280,790,219	280,790,219	—	—
Materials	78,815,250	78,815,250	—	—
Pharmaceuticals, Biotechnology & Life Sciences	457,780,420	373,411,825	84,368,595	—
Retailing	73,281,646	73,281,646	—	—
Semiconductors & Semiconductor Equipment	177,697,920	177,697,920	—	—
Software & Services	147,917,014	147,917,014	—	—
Technology Hardware & Equipment	103,429,950	103,429,950	—	—
Telecommunication Services	111,697,003	111,697,003	—	—
Transportation	79,445,133	79,445,133	—	—
Utilities	262,178,384	262,178,384	—	—
Short-Term Investments	69,297,047	69,297,047	—	—

Total	$3,696,700,927	$3,561,667,870	$135,033,057	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

72

The Hartford Growth Opportunities Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 89.9%
	Capital Goods - 5.0%
746,367	AerCap Holdings N.V.*	$30,683,147
1,606,714	Fastenal Co.	62,629,712
998,255	Fortune Brands Home & Security, Inc.	54,534,671
594,537	Middleby Corp.*	66,653,543

		214,501,073

	Commercial & Professional Services - 3.3%
2,097,946	IHS Markit Ltd.*	77,183,434
63,425	Klarna Holding AB(1)(2)(3)	6,761,476
1,852,572	TransUnion*	57,874,349

		141,819,259

	Consumer Durables & Apparel - 1.6%
218,112	Pandora A/S	28,366,664
8,607,560	Samsonite International S.A.	27,062,691
453,031	Under Armour, Inc. Class C*	11,715,382

		67,144,737

	Consumer Services - 2.2%
119,582	Chipotle Mexican Grill, Inc.*	43,140,402
1,288,600	Kroton Educacional S.A.	6,418,778
225,431	Panera Bread Co. Class A*	43,003,218

		92,562,398

	Diversified Financials - 3.1%
1,928,514	Double Eagle Acquisition Corp.*	19,998,690
239,693	Intercontinental Exchange, Inc.	64,810,590
385,941	S&P Global, Inc.	47,026,911

		131,836,191

	Energy - 5.8%
732,514	Anadarko Petroleum Corp.	43,540,632
1,088,693	Baker Hughes, Inc.	60,313,592
273,957	Diamondback Energy, Inc.*	25,009,535
572,431	Energen Corp.	28,695,966
924,036	Newfield Exploration Co.*	37,506,621
201,511	Pioneer Natural Resources Co.	36,074,499
861,000	Seven Generations Energy Ltd. Class A*	18,358,757

		249,499,602

	Food & Staples Retailing - 1.5%
429,778	Costco Wholesale Corp.	63,551,273

	Food, Beverage & Tobacco - 1.9%
365,857	Monster Beverage Corp.*	52,807,799
2,169,917	Nomad Foods Ltd.*	26,668,280

		79,476,079

	Health Care Equipment & Services - 9.8%
822,082	Align Technology, Inc.*	70,633,285
473,430	athenahealth, Inc.*	48,914,788
791,939	DexCom, Inc.*	61,961,307
780,894	Edwards Lifesciences Corp.*	74,356,727
412,656	HCA Holdings, Inc.*	31,580,564
1,028,583	Hologic, Inc.*	37,039,274
489,182	UnitedHealth Group, Inc.	69,136,092
680,574	Veeva Systems, Inc. Class A*	26,440,300

		420,062,337

	Materials - 1.0%
5,839,746	Platform Specialty Products Corp.*	42,571,748

	Pharmaceuticals, Biotechnology & Life Sciences - 8.7%
167,736	Allergan plc*	35,046,760
709,164	AstraZeneca plc	39,709,696

Shares or Principal Amount		Market Value†
COMMON STOCKS - 89.9% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 8.7% - (continued)
2,512,652	Bristol-Myers Squibb Co.	$127,919,113
686,944	Eisai Co., Ltd.	43,777,360
845,725	Mylan N.V.*	30,868,963
1,144,000	Ono Pharmaceutical Co., Ltd.	29,004,594
182,200	Regeneron Pharmaceuticals, Inc.*	62,862,644
13,116	Samsung Biologics Co., Ltd.*	1,558,904

		370,748,034

	Real Estate - 3.0%
676,395	American Tower Corp. REIT	79,266,730
120,991	Equinix, Inc. REIT	43,227,664
81,341	WeWork Companies, Inc. Class A, REIT*(1)(2)(3)	4,082,688

		126,577,082

	Retailing - 11.9%
161,627	Amazon.com, Inc.*	127,656,237
493,688	Expedia, Inc.	63,799,300
116,585	Honest Co.*(1)(2)(3)	4,373,103
123,196	JAND, Inc. Class A*(1)(2)(3)	1,063,182
1,126,469	Netflix, Inc.*	140,662,184
64,346	Priceline Group, Inc.*	94,860,804
418,006	Tory Burch LLC*(1)(2)(3)	20,356,885
838,434	TripAdvisor, Inc.*	54,062,224

		506,833,919

	Software & Services - 26.1%
515,553	Alibaba Group Holding Ltd. ADR*	52,426,585
110,515	Alphabet, Inc. Class C*	86,703,438
170,760	Baidu, Inc. ADR*	30,200,614
292,210	CoStar Group, Inc.*	54,678,335
1,536,083	Facebook, Inc. Class A*	201,211,512
637,950	Global Payments, Inc.	46,264,134
786,896	GoDaddy, Inc. Class A*	28,163,008
1,863,329	Mobileye N.V.*	69,278,572
1,052,134	PayPal Holdings, Inc.*	43,831,902
665,197	Salesforce.com, Inc.*	49,996,207
861,182	ServiceNow, Inc.*	75,706,510
2,321,029	SS&C Technologies Holdings, Inc.	74,110,456
1,597,300	Tencent Holdings Ltd.	42,332,157
35,300	Trade Desk, Inc. Class A*	888,854
17,556	Ultimate Software Group, Inc.*	3,704,140
1,211,941	Visa, Inc. Class A	99,997,252
1,074,625	Workday, Inc. Class A*	93,148,495
152,661	Zillow Group, Inc. Class A*	5,042,393
1,665,657	Zillow Group, Inc. Class C*	55,566,317

		1,113,250,881

	Technology Hardware & Equipment - 5.0%
1,501,065	Apple, Inc.	170,430,920
514,003	Arista Networks, Inc.*	43,561,754

		213,992,674

	Total Common Stocks (cost $3,577,224,012)	$3,834,427,287

The accompanying notes are an integral part of these financial statements.

73

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 0.1%
	Internet - 0.1%
$2,665,674	DraftKings, Inc. 5.00%, 12/23/2016(1)(2)(3)	$2,665,674

	Total Corporate Bonds (cost $2,665,674)	$2,665,674

PREFERRED STOCKS - 8.2%
	Capital Goods - 0.5%
4,106,956	Lithium Technology Corp.*(1)(2)(3)	21,766,867

	Commercial & Professional Services - 0.2%
470,535	Rubicon Global Holdings LLC*(1)(2)(3)	9,391,879

	Consumer Durables & Apparel - 0.0%
923,832	One Kings Lane, Inc.*(1)(2)(3)	960,785

	Consumer Services - 0.1%
2,428,921	DraftKings, Inc.*(1)(2)(3)	4,663,528

	Real Estate - 1.1%
2,437,006	Redfin Corp. Series G*(1)(2)(3)	9,455,583
404,267	WeWork Companies, Inc. Class D-1*(1)(2)(3)	20,291,071
317,638	WeWork Companies, Inc. Class D-2*(1)(2)(3)	15,942,966

		45,689,620

	Retailing - 0.5%
443,446	Forward Ventures, Inc.*(1)(2)(3)	19,431,804
275,096	JAND, Inc. Series D*(1)(2)(3)	2,374,078

		21,805,882

	Software & Services - 5.6%
1,526,069	Birst, Inc. Series F*(1)(2)(3)	8,118,687
387,642	Cloudera, Inc.*(1)(2)(3)	6,772,106
5,668,755	Essence Group Holdings Corp.*(1)(2)(3)	10,997,385
879,475	ForeScout Technologies, Inc.*(1)(2)(3)	10,694,416
169,309	General Assembly Space, Inc.*(1)(2)(3)	8,299,680
743,470	Lookout, Inc. Series F*(1)(2)(3)	5,895,717
1,078,374	MarkLogic Corp. Series F*(1)(2)(3)	11,096,468
610,175	Nutanix, Inc.*(1)(2)	13,711,818
1,410,890	Pinterest, Inc. Series G*(1)(2)(3)	8,578,211
585,996	Trade Desk, Inc. Series C*(1)(2)	13,607,747
2,311,920	Uber Technologies, Inc.*(1)(2)(3)	112,757,489
566,228	Veracode, Inc.*(1)(2)(3)	13,544,174
3,194,823	Zuora, Inc. Series F*(1)(2)(3)	12,970,981

		237,044,879

	Telecommunication Services - 0.2%
19,187	DocuSign, Inc. Series B*(1)(2)(3)	372,420
5,747	DocuSign, Inc. Series B-1*(1)(2)(3)	111,549
13,788	DocuSign, Inc. Series D*(1)(2)(3)	267,625
298,549	DocuSign, Inc. Series E*(1)(2)(3)	5,794,836

		6,546,430

	Total Preferred Stocks (cost $238,687,103)	$347,869,870

Shares or Principal Amount		Market Value†
CONVERTIBLE PREFERRED STOCKS - 0.2%
	Retailing - 0.2%
272,032	Honest Co. Series C*(1)(2)(3)	$10,203,920

	Total Convertible Preferred Stocks (cost $7,360,451)	$10,203,920

	Total Long-Term Investments (cost $3,825,937,240)	$4,195,166,751

SHORT-TERM INVESTMENTS - 0.0%
	Other Investment Pools & Funds - 0.0%
1,296,661	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$1,296,661

	Total Short-Term Investments (cost $1,296,661)	$1,296,661

Total Investments (cost $3,827,233,901)^	98.4%	$4,196,463,412
Other Assets and Liabilities	1.6%	68,374,949

Total Net Assets	100.0%	$4,264,838,361

The accompanying notes are an integral part of these financial statements.

74

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $3,878,805,376 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$481,948,390
Unrealized Depreciation	(164,290,354)

Net Unrealized Appreciation	$317,658,036

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of these securities was $397,376,798, which represents 9.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis
03/2015	1,526,069	Birst, Inc. Series F Preferred	$8,913,616
02/2014	387,642	Cloudera, Inc. Preferred	5,644,068
02/2014	19,187	DocuSign, Inc. Series B Preferred	251,971
02/2014	5,747	DocuSign, Inc. Series B-1 Preferred	75,472
02/2014	13,788	DocuSign, Inc. Series D Preferred	181,070
02/2014	298,549	DocuSign, Inc. Series E Preferred	3,920,665
12/2015	2,665,674	DraftKings, Inc.	2,665,674
02/2014	2,428,921	DraftKings, Inc. Preferred	4,375,172
05/2014	5,668,755	Essence Group Holdings Corp. Preferred	8,964,002
11/2015	879,475	ForeScout Technologies, Inc. Preferred	10,436,730
11/2014	443,446	Forward Ventures, Inc. Preferred	13,805,011
07/2015	169,309	General Assembly Space, Inc. Preferred	8,299,680
08/2014	116,585	Honest Co.	3,154,475
08/2014	272,032	Honest Co. Series C Convertible Preferred	7,360,451
04/2015	123,196	JAND, Inc. Class A	1,414,943
04/2015	275,096	JAND, Inc. Series D Preferred	3,159,560
08/2015	63,425	Klarna Holding AB	6,956,488
08/2015	4,106,956	Lithium Technology Corp. Preferred	20,017,303
03/2016	743,470	Lookout, Inc. Series F Preferred	8,492,732
04/2015	1,078,374	MarkLogic Corp. Series F Preferred	12,524,451
08/2014	610,175	Nutanix, Inc. Preferred	8,174,209
01/2014	923,832	One Kings Lane, Inc. Preferred	14,242,718
03/2015	1,410,890	Pinterest, Inc. Series G Preferred	10,128,909
12/2014	2,437,006	Redfin Corp. Series G Preferred	8,036,515
09/2015	470,535	Rubicon Global Holdings LLC Preferred	9,392,114
11/2013	418,006	Tory Burch LLC	32,761,838
02/2016	585,996	Trade Desk, Inc. Series C Preferred	9,171,648
06/2014	2,311,920	Uber Technologies, Inc. Preferred	35,864,931
08/2014	566,228	Veracode, Inc. Preferred	10,455,910
12/2014	81,341	WeWork Companies, Inc. Class A, REIT	1,354,422
12/2014	404,267	WeWork Companies, Inc. Class D-1 Preferred	6,731,514
12/2014	317,638	WeWork Companies, Inc. Class D-2 Preferred	5,289,041
01/2015	3,194,823	Zuora, Inc. Series F Preferred	12,138,091

			$294,355,394

The accompanying notes are an integral part of these financial statements.

75

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

At October 31, 2016, the aggregate value of these securities was $397,376,798, which represents 9.3% of total net assets.

(3)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $370,057,233, which represents 8.7% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

76

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Capital Goods	$214,501,073	$214,501,073	$—	$—
Commercial & Professional Services	141,819,259	135,057,783	—	6,761,476
Consumer Durables & Apparel	67,144,737	11,715,382	55,429,355	—
Consumer Services	92,562,398	92,562,398	—	—
Diversified Financials	131,836,191	131,836,191	—	—
Energy	249,499,602	249,499,602	—	—
Food & Staples Retailing	63,551,273	63,551,273	—	—
Food, Beverage & Tobacco	79,476,079	79,476,079	—	—
Health Care Equipment & Services	420,062,337	420,062,337	—	—
Materials	42,571,748	42,571,748	—	—
Pharmaceuticals, Biotechnology & Life Sciences	370,748,034	258,256,384	112,491,650	—
Real Estate	126,577,082	122,494,394	—	4,082,688
Retailing	506,833,919	481,040,749	—	25,793,170
Software & Services	1,113,250,881	1,070,918,724	42,332,157	—
Technology Hardware & Equipment	213,992,674	213,992,674	—	—
Corporate Bonds	2,665,674	—	—	2,665,674
Preferred Stocks	347,869,870	—	—	347,869,870
Convertible Preferred Stocks	10,203,920	—	—	10,203,920
Short-Term Investments	1,296,661	1,296,661	—	—

Total	$4,196,463,412	$3,588,833,452	$210,253,162	$397,376,798

(1)	For the year ended October 31, 2016, investments valued at $105,710,062 were transferred from Level 1 to Level 2 due to the application of a systematic fair valuation model factor, and there were no transfers from Level 2 to Level 1.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Common Stocks	Convertible Preferred Stocks	Preferred Stocks	Corporate Bonds	Total
Beginning balance	$37,421,566	$11,202,142	$313,399,315	$—	$362,023,023
Conversions*	10,830,619	—	(10,830,619)	—	—
Purchases	—	—	19,608,378	2,665,674	22,274,052
Sales	—	—	(1,985,715)	—	(1,985,715)
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	—	—	(195,926)	—	(195,926)
Net change in unrealized appreciation/depreciation	(1,076,151)	(998,222)	27,874,437	—	25,800,064
Transfers into Level 3(1)	—	—	—	—	—
Transfers out of Level 3(1)	(10,538,700)	—	—	—	(10,538,700)

Ending balance	$36,637,334	$10,203,920	$347,869,870	$2,665,674	$397,376,798

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $25,829,571.

*	Private equity securities participated in an initial public offering and are now trading as common stock securities.

(1)	For the year ended October 31, 2016, investments valued at $10,538,700 were transferred from Level 3 to Level 1 due to the expiration of trading restrictions.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

77

The Hartford Healthcare Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9%
	Biotechnology - 21.8%
714,830	Aduro Biotech, Inc.*	$7,684,423
182,587	Alder Biopharmaceuticals, Inc.*	4,427,735
622,831	Alkermes plc*	31,396,911
181,620	Alnylam Pharmaceuticals, Inc.*	6,465,672
172,970	Amgen, Inc.	24,416,445
1,803,073	Arena Pharmaceuticals, Inc.*	2,668,548
1,275,360	ARIAD Pharmaceuticals, Inc.*	11,121,139
194,320	Bluebird Bio, Inc.*	9,278,780
459,970	Celgene Corp.*	46,999,735
983,400	Cytokinetics, Inc.*	9,538,980
159,707	Galapagos N.V.*	9,717,324
425,068	GlycoMimetics, Inc.*	2,563,160
303,888	Incyte Corp.*	26,429,139
142,668	Innate Pharma S.A.*	1,675,183
445,333	Ironwood Pharmaceuticals, Inc.*	5,686,902
452,995	Karyopharm Therapeutics, Inc.*	3,279,684
403,790	Loxo Oncology, Inc.*	8,423,059
714,370	Portola Pharmaceuticals, Inc.*	12,987,247
187,270	PTC Therapeutics, Inc.*	1,162,947
83,812	Regeneron Pharmaceuticals, Inc.*	28,916,816
1,623,880	Rigel Pharmaceuticals, Inc.*	4,222,088
654,889	Syndax Pharmaceuticals, Inc.*	7,734,239
181,510	T2 Biosystems, Inc.*	1,147,143
131,923	TESARO, Inc.*	15,946,852
803,772	Trevena, Inc.*	3,922,407
212,740	Ultragenyx Pharmaceutical, Inc.*	12,549,533

		300,362,091

	Drug Retail - 0.4%
73,453	Walgreens Boots Alliance, Inc.	6,076,767

	Health Care Distributors - 3.0%
265,140	Cardinal Health, Inc.	18,212,467
184,330	McKesson Corp.	23,441,246

		41,653,713

	Health Care Equipment - 24.6%
1,066,980	Abbott Laboratories	41,868,295
508,740	AtriCure, Inc.*	9,279,418
423,970	Baxter International, Inc.	20,176,732
162,001	Becton Dickinson and Co.	27,201,588
1,956,170	Boston Scientific Corp.*	43,035,740
727,800	ConforMIS, Inc.*	5,553,114
233,630	EndoChoice Holdings, Inc.*	1,857,358
795,575	Globus Medical, Inc. Class A*	17,606,075
117,720	Invuity, Inc.*	1,194,858
715,480	K2M Group Holdings, Inc.*	12,213,244
908,748	Medtronic plc	74,535,511
388,402	St. Jude Medical, Inc.	30,233,212
288,920	Stryker Corp.	33,326,922
83,812	Teleflex, Inc.	11,996,011
93,473	Zimmer Biomet Holdings, Inc.	9,852,054

		339,930,132

	Health Care Facilities - 3.7%
152,096	Acadia Healthcare Co., Inc.*	5,469,372
419,430	Community Health Systems, Inc.*	2,214,591
798,500	ConvaTec Group plc*(1)	2,443,411
849,560	Georgia Healthcare Group plc*(1)	3,673,076
300,640	HCA Holdings, Inc.*	23,007,979

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Health Care Facilities - 3.7% - (continued)
109,980	LifePoint Health, Inc.*	$6,582,303
58,900	Universal Health Services, Inc. Class B	7,109,819

		50,500,551

	Health Care Services - 2.0%
445,387	Envision Healthcare Holdings, Inc.*	8,809,755
276,290	Team Health Holdings, Inc.*	11,839,026
446,654	Teladoc, Inc.*	7,258,128

		27,906,909

	Health Care Supplies - 1.0%
142,866	DENTSPLY SIRONA, Inc.	8,224,796
575,220	Endologix, Inc.*	6,016,801

		14,241,597

	Health Care Technology - 2.6%
304,184	Allscripts Healthcare Solutions, Inc.*	3,653,250
114,020	athenahealth, Inc.*	11,780,546
339,083	Cerner Corp.*	19,863,482

		35,297,278

	Internet Software & Services - 0.4%
538,510	Everyday Health, Inc.*	5,654,355

	Life Sciences Tools & Services - 4.9%
106,570	ICON plc*	8,555,440
95,040	Illumina, Inc.*	12,938,745
32,506	Medpace Holdings, Inc.*	943,324
315,850	Patheon N.V.*	8,019,431
4,331	Samsung Biologics Co., Ltd.*	514,762
247,330	Thermo Fisher Scientific, Inc.	36,364,930

		67,336,632

	Managed Health Care - 9.1%
149,210	Aetna, Inc.	16,017,694
123,218	Cigna Corp.	14,641,995
568,630	UnitedHealth Group, Inc.	80,364,478
127,530	WellCare Health Plans, Inc.*	14,475,930

		125,500,097

	Pharmaceuticals - 25.4%
327,708	Allergan plc*	68,471,310
1,258,650	AstraZeneca plc ADR	35,644,968
1,244,240	Bristol-Myers Squibb Co.	63,344,258
167,850	Chugai Pharmaceutical Co., Ltd.	5,719,976
269,730	Eisai Co., Ltd.	17,189,272
577,160	Eli Lilly & Co.	42,617,494
89,840	Hikma Pharmaceuticals plc	1,926,917
238,640	Intersect ENT, Inc.*	3,484,144
77,630	Johnson & Johnson	9,004,304
413,857	Medicines Co.*	13,636,588
764,695	MediWound Ltd.*	4,894,048
675,360	Mylan N.V.*	24,650,640
492,260	MyoKardia, Inc.*	6,620,897
645,338	Nabriva Therapeutics AG ADR*	3,633,253
514,350	Ono Pharmaceutical Co., Ltd.	13,040,658
335,408	Revance Therapeutics, Inc.*	4,477,697
210,240	Shionogi & Co., Ltd.	10,353,895
4,625,600	Sino Biopharmaceutical Ltd.	3,233,085
100,730	Takeda Pharmaceutical Co., Ltd.	4,505,143

The accompanying notes are an integral part of these financial statements.

78

The Hartford Healthcare Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Pharmaceuticals - 25.4% - (continued)
201,803	UCB S.A.	$13,656,330

		350,104,877

	Total Common Stocks (cost $1,372,773,432)	$1,364,564,999

	Total Long-Term Investments (cost $1,372,773,432)	$1,364,564,999

SHORT-TERM INVESTMENTS - 2.0%
	Other Investment Pools & Funds - 2.0%
27,706,572	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$27,706,572

	Total Short-Term Investments (cost $27,706,572)	$27,706,572

Total Investments (cost $1,400,480,004)^	100.9%	$1,392,271,571
Other Assets and Liabilities	(0.9)%	(11,972,633)

Total Net Assets	100.0%	$1,380,298,938

The accompanying notes are an integral part of these financial statements.

79

The Hartford Healthcare Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $1,424,427,544 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$130,451,069
Unrealized Depreciation	(162,607,042)

Net Unrealized Depreciation	$(32,155,973)

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $6,116,487, which represents 0.4% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

80

The Hartford Healthcare Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Biotechnology	$300,362,091	$288,969,584	$11,392,507	$—
Drug Retail	6,076,767	6,076,767	—	—
Health Care Distributors	41,653,713	41,653,713	—	—
Health Care Equipment	339,930,132	339,930,132	—	—
Health Care Facilities	50,500,551	46,827,475	3,673,076	—
Health Care Services	27,906,909	27,906,909	—	—
Health Care Supplies	14,241,597	14,241,597	—	—
Health Care Technology	35,297,278	35,297,278	—	—
Internet Software & Services	5,654,355	5,654,355	—	—
Life Sciences Tools & Services	67,336,632	67,336,632	—	—
Managed Health Care	125,500,097	125,500,097	—	—
Pharmaceuticals	350,104,877	280,479,601	69,625,276	—
Short-Term Investments	27,706,572	27,706,572	—	—

Total	$1,392,271,571	$1,307,580,712	$84,690,859	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

81

The Hartford MidCap Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.8%
	Automobiles & Components - 1.6%
1,735,651	Harley-Davidson, Inc.	$98,966,820

	Banks - 4.8%
355,409	Cullen/Frost Bankers, Inc.	27,007,530
531,795	East West Bancorp, Inc.	21,011,221
117,480	First Citizens BancShares, Inc. Class A	34,186,680
1,105,452	First Republic Bank	82,278,792
1,120,111	M&T Bank Corp.	137,471,223

		301,955,446

	Capital Goods - 8.6%
2,390,435	Allison Transmission Holdings, Inc.	70,015,841
1,213,842	Fastenal Co.	47,315,561
473,329	Heico Corp. Class A	28,399,740
1,346,453	IDEX Corp.	116,387,397
881,539	Lennox International, Inc.	128,607,725
822,917	MSC Industrial Direct Co., Inc. Class A	59,908,358
1,674,345	NOW, Inc.*	36,098,878
1,019,782	PACCAR, Inc.	56,006,428

		542,739,928

	Commercial & Professional Services - 8.4%
501,734	Cintas Corp.	53,519,966
234,774	Clean Harbors, Inc.*	11,109,506
383,110	Dun & Bradstreet Corp.	47,831,283
779,095	Equifax, Inc.	96,584,407
2,382,210	Robert Half International, Inc.	89,142,298
3,260,532	TransUnion*	101,859,020
1,022,875	TriNet Group, Inc.*	19,199,364
284,312	UniFirst Corp.	34,828,220
1,013,496	Waste Connections, Inc.	76,225,034

		530,299,098

	Consumer Durables & Apparel - 2.5%
832,315	Harman International Industries, Inc.	66,343,829
61,071	NVR, Inc.*	93,011,133

		159,354,962

	Consumer Services - 1.2%
599,451	Aramark	22,317,561
1,148,617	Choice Hotels International, Inc.	55,650,493

		77,968,054

	Diversified Financials - 5.3%
543,501	Factset Research Systems, Inc.	84,090,475
706,213	Invesco Ltd.	19,837,523
461,039	Moody’s Corp.	46,343,640
866,731	MSCI, Inc.	69,503,159
894,824	Northern Trust Corp.	64,803,154
1,128,302	SEI Investments Co.	50,017,628

		334,595,579

	Energy - 8.2%
469,027	Cimarex Energy Co.	60,565,457
625,088	Diamondback Energy, Inc.*	57,064,284
1,485,271	Energen Corp.	74,456,635
1,347,458	Newfield Exploration Co.*	54,693,320
966,570	Parsley Energy, Inc. Class A*	31,800,153
3,000,055	Patterson-UTI Energy, Inc.	67,441,236
3,941,149	QEP Resources, Inc.	63,334,264
881,169	SM Energy Co.	29,633,713
709,078	World Fuel Services Corp.	28,540,390
4,852,082	WPX Energy, Inc.*	52,693,611

		520,223,063

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.8% - (continued)
	Food & Staples Retailing - 0.7%
487,729	PriceSmart, Inc.	$44,358,952

	Health Care Equipment & Services - 4.9%
1,304,779	DENTSPLY SIRONA, Inc.	75,116,127
1,398,767	Patterson Cos., Inc.	59,741,339
926,472	STERIS plc	61,906,859
285,996	Teleflex, Inc.	40,934,607
783,092	Varian Medical Systems, Inc.*	71,049,937

		308,748,869

	Insurance - 5.7%
118,259	Alleghany Corp.*	61,046,478
150,347	Fairfax Financial Holdings Ltd.	77,000,575
149,357	Markel Corp.*	131,050,313
57,459	White Mountains Insurance Group Ltd.	47,674,882
778,394	WR Berkley Corp.	44,446,297

		361,218,545

	Materials - 3.4%
1,006,352	Ball Corp.	77,559,549
857,226	Packaging Corp. of America	70,721,145
136,490	Sherwin-Williams Co.	33,420,941
732,149	Silgan Holdings, Inc.	37,302,992

		219,004,627

	Pharmaceuticals, Biotechnology & Life Sciences - 7.8%
775,780	Agios Pharmaceuticals, Inc.*	37,113,315
1,608,276	Alkermes plc*	81,073,193
560,934	Alnylam Pharmaceuticals, Inc.*	19,969,250
3,478,882	ARIAD Pharmaceuticals, Inc.*	30,335,851
242,990	Bluebird Bio, Inc.*	11,602,773
1,159,990	Ionis Pharmaceuticals, Inc.*	30,136,540
3,202,164	Ironwood Pharmaceuticals, Inc.*	40,891,634
234,920	Mettler-Toledo International, Inc.*	94,926,474
748,863	Puma Biotechnology, Inc.*	28,681,453
287,095	TESARO, Inc.*	34,704,044
504,255	Ultragenyx Pharmaceutical, Inc.*	29,746,002
405,626	Waters Corp.*	56,438,802

		495,619,331

	Retailing - 5.1%
856,983	Advance Auto Parts, Inc.	120,046,179
1,802,325	CarMax, Inc.*	90,008,110
520,682	Tiffany & Co.	38,228,472
1,220,654	TripAdvisor, Inc.*	78,707,770

		326,990,531

	Semiconductors & Semiconductor Equipment - 0.6%
701,518	MKS Instruments, Inc.	35,391,583

	Software & Services - 16.5%
1,585,237	Akamai Technologies, Inc.*	110,126,414
99,318	Blackbaud, Inc.	6,098,125
2,670,487	Cadence Design Systems, Inc.*	68,311,057
5,726,297	Genpact Ltd.*	131,647,568
1,593,644	Global Payments, Inc.	115,571,063
1,431,910	Guidewire Software, Inc.*	82,263,229
716,705	ServiceNow, Inc.*	63,005,537
1,237,700	Total System Services, Inc.	61,736,476
1,929,830	Vantiv, Inc. Class A*	112,624,879
1,209,847	VeriSign, Inc.*	101,651,345
983,432	WEX, Inc.*	107,292,431
966,484	Zillow Group, Inc. Class A*	31,922,967
1,555,371	Zillow Group, Inc. Class C*	51,887,177

		1,044,138,268

The accompanying notes are an integral part of these financial statements.

82

The Hartford MidCap Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.8% - (continued)
	Technology Hardware & Equipment - 5.6%
1,020,546	Amphenol Corp. Class A	$67,284,598
1,772,713	CDW Corp. of Delaware	79,612,541
3,307,962	National Instruments Corp.	92,920,652
4,204,369	Trimble, Inc.*	116,208,759

		356,026,550

	Transportation - 6.4%
853,001	Alaska Air Group, Inc.	61,603,732
146,040	AMERCO	47,081,836
556,211	CH Robinson Worldwide, Inc.	37,889,093
1,285,687	Genesee & Wyoming, Inc. Class A*	87,349,575
796,644	J.B. Hunt Transport Services, Inc.	65,014,117
3,403,679	JetBlue Airways Corp.*	59,496,309
1,025,283	Spirit Airlines, Inc.*	49,141,814

		407,576,476

	Utilities - 2.5%
517,088	Black Hills Corp.	31,981,893
963,667	NiSource, Inc.	22,414,894
2,302,343	UGI Corp.	106,575,458
17,202	WEC Energy Group, Inc.	1,027,303

		161,999,548

	Total Common Stocks (cost $5,442,091,076)	$6,327,176,230

	Total Long-Term Investments (cost $5,442,091,076)	$6,327,176,230

SHORT-TERM INVESTMENTS - 0.4%
	Other Investment Pools & Funds - 0.4%
26,417,863	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class	$26,417,863

	Total Short-Term Investments (cost $26,417,863)	$26,417,863

Total Investments (cost $5,468,508,939)^	100.2%	$6,353,594,093
Other Assets and Liabilities	(0.2)%	(10,216,316)

Total Net Assets	100.0%	$6,343,377,777

The accompanying notes are an integral part of these financial statements.

83

The Hartford MidCap Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $5,476,250,206 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,039,345,364
Unrealized Depreciation	(162,001,477)

Net Unrealized Appreciation	$877,343,887

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
MSCI	Morgan Stanley Capital International

The accompanying notes are an integral part of these financial statements.

84

The Hartford MidCap Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$98,966,820	$98,966,820	$—	$—
Banks	301,955,446	301,955,446	—	—
Capital Goods	542,739,928	542,739,928	—	—
Commercial & Professional Services	530,299,098	530,299,098	—	—
Consumer Durables & Apparel	159,354,962	159,354,962	—	—
Consumer Services	77,968,054	77,968,054	—	—
Diversified Financials	334,595,579	334,595,579	—	—
Energy	520,223,063	520,223,063	—	—
Food & Staples Retailing	44,358,952	44,358,952	—	—
Health Care Equipment & Services	308,748,869	308,748,869	—	—
Insurance	361,218,545	361,218,545	—	—
Materials	219,004,627	219,004,627	—	—
Pharmaceuticals, Biotechnology & Life Sciences	495,619,331	495,619,331	—	—
Retailing	326,990,531	326,990,531	—	—
Semiconductors & Semiconductor Equipment	35,391,583	35,391,583	—	—
Software & Services	1,044,138,268	1,044,138,268	—	—
Technology Hardware & Equipment	356,026,550	356,026,550	—	—
Transportation	407,576,476	407,576,476	—	—
Utilities	161,999,548	161,999,548	—	—
Short-Term Investments	26,417,863	26,417,863	—	—

Total	$6,353,594,093	$6,353,594,093	$—	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

85

The Hartford MidCap Value Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.0%
	Automobiles & Components - 1.4%
226,579	Goodyear Tire & Rubber Co.	$6,577,588

	Banks - 9.7%
122,376	Bank of the Ozarks, Inc.	4,523,017
142,961	BankUnited, Inc.	4,165,883
238,619	Comerica, Inc.	12,429,664
73,787	IBERIABANK Corp.	4,844,117
217,525	Provident Financial Services, Inc.	4,935,642
59,515	South State Corp.	4,365,425
350,809	Zions Bancorp	11,299,558

		46,563,306

	Capital Goods - 8.3%
172,813	Generac Holdings, Inc.*	6,582,447
40,903	Herc Holdings, Inc.*	1,230,771
49,335	Hubbell, Inc. Class B	5,156,494
130,523	Moog, Inc. Class A*	7,579,471
169,654	NOW, Inc.*	3,657,740
741,275	Sanwa Holdings Corp.	7,382,608
119,629	Sensata Technologies Holding N.V.*	4,274,344
76,567	WESCO International, Inc.*	4,149,932

		40,013,807

	Commercial & Professional Services - 1.3%
173,838	IHS Markit Ltd.*	6,395,500

	Consumer Durables & Apparel - 4.6%
118,760	D.R. Horton, Inc.	3,423,851
46,147,614	Global Brands Group Holding Ltd.*	5,226,943
186,131	Lennar Corp. Class A	7,759,801
236,211	PulteGroup, Inc.	4,393,525
44,524	Toll Brothers, Inc.*	1,221,738

		22,025,858

	Consumer Services - 2.0%
185,384	Bloomin’ Brands, Inc.	3,207,143
168,865	Norwegian Cruise Line Holdings Ltd.*	6,563,783

		9,770,926

	Diversified Financials - 1.5%
31,565	MSCI, Inc.	2,531,198
76,543	Raymond James Financial, Inc.	4,601,765

		7,132,963

	Energy - 7.7%
488,446	Cobalt International Energy, Inc.*	461,142
147,141	Diamondback Energy, Inc.*	13,432,502
103,612	Energen Corp.	5,194,070
45,343	HollyFrontier Corp.	1,131,308
242,346	Newfield Exploration Co.*	9,836,824
362,673	QEP Resources, Inc.	5,828,155
443,346	Trican Well Service Ltd.*	951,939

		36,835,940

	Food, Beverage & Tobacco - 2.5%
45,902	Ingredion, Inc.	6,020,965
80,954	Post Holdings, Inc.*	6,171,124

		12,192,089

	Health Care Equipment & Services - 2.6%
121,389	Acadia Healthcare Co., Inc.*	4,365,148
152,357	Brookdale Senior Living, Inc.*	2,198,512
305,981	Envision Healthcare Holdings, Inc.*	6,052,304

		12,615,964

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.0% - (continued)
	Insurance - 8.2%
60,734	Argo Group International Holdings Ltd.	$3,376,810
49,621	Assurant, Inc.	3,995,483
54,992	Hanover Insurance Group, Inc.	4,189,841
111,987	Reinsurance Group of America, Inc.	12,078,918
184,262	Unum Group	6,522,875
263,789	XL Group Ltd.	9,153,478

		39,317,405

	Materials - 9.2%
123,402	Bemis Co., Inc.	6,012,146
100,659	Cabot Corp.	5,248,360
116,860	Celanese Corp. Series A	8,521,431
124,243	CF Industries Holdings, Inc.	2,983,074
50,784	Crown Holdings, Inc.*	2,755,032
537,750	Louisiana-Pacific Corp.*	9,867,713
249,817	Methanex Corp.	9,080,848

		44,468,604

	Media - 2.6%
230,470	Interpublic Group of Cos., Inc.	5,160,223
84,970	John Wiley & Sons, Inc. Class A	4,384,452
103,227	Quebecor, Inc. Class B	2,896,790

		12,441,465

	Pharmaceuticals, Biotechnology & Life Sciences - 0.8%
203,334	Endo International plc*	3,812,512

	Real Estate - 8.9%
98,710	American Assets Trust, Inc. REIT	3,919,774
92,465	Equity LifeStyle Properties, Inc. REIT	7,012,546
53,329	Extra Space Storage, Inc. REIT	3,901,016
181,600	Forest City Realty Trust, Inc. Class A REIT	3,920,744
188,268	LaSalle Hotel Properties REIT	4,471,365
48,897	Life Storage, Inc. REIT	3,943,543
75,313	PS Business Parks, Inc. REIT	8,268,614
260,660	STORE Capital Corp. REIT	7,113,412

		42,551,014

	Retailing - 0.9%
204,928	DSW, Inc. Class A	4,256,355

	Semiconductors & Semiconductor Equipment - 5.7%
285,196	Microsemi Corp.*	12,015,308
142,588	Qorvo, Inc.*	7,935,022
179,538	Silicon Motion Technology Corp. ADR	7,291,038

		27,241,368

	Software & Services - 3.2%
209,390	Booz Allen Hamilton Holding Corp.	6,380,113
212,173	SS&C Technologies Holdings, Inc.	6,774,684
64,328	Verint Systems, Inc.*	2,315,808

		15,470,605

	Technology Hardware & Equipment - 5.5%
191,191	Arrow Electronics, Inc.*	11,685,594
112,438	CommScope Holding Co., Inc.*	3,434,981
68,595	Harris Corp.	6,119,360
154,649	Keysight Technologies, Inc.*	5,072,487

		26,312,422

	Telecommunication Services - 0.8%
84,148	Millicom International Cellular S.A.	3,697,191

	Transportation - 4.9%
111,692	Genesee & Wyoming, Inc. Class A*	7,588,355

The accompanying notes are an integral part of these financial statements.

86

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.0% - (continued)
	Transportation - 4.9% - (continued)
138,814	Hertz Global Holdings, Inc.*	$4,601,684
214,433	Knight Transportation, Inc.	6,272,165
75,543	Ryder System, Inc.	5,241,929

		23,704,133

	Utilities - 5.7%
220,741	Alliant Energy Corp.	8,399,195
177,101	Great Plains Energy, Inc.	5,036,752
32,583	Portland General Electric Co.	1,421,922
268,592	UGI Corp.	12,433,124

		27,290,993

	Total Common Stocks (cost $446,393,204)	$470,688,008

	Total Long-Term Investments (cost $446,393,204)	$470,688,008

SHORT-TERM INVESTMENTS - 2.0%
	Other Investment Pools & Funds - 2.0%
9,571,886	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$9,571,886

	Total Short-Term Investments (cost $9,571,886)	$9,571,886

Total Investments (cost $455,965,090)^	100.0%	$480,259,894
Other Assets and Liabilities	0.0%	185,672

Total Net Assets	100.0%	$480,445,566

The accompanying notes are an integral part of these financial statements.

87

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $459,364,383 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$52,238,727
Unrealized Depreciation	(31,343,216)

Net Unrealized Appreciation	$20,895,511

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

88

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$6,577,588	$6,577,588	$—	$—
Banks	46,563,306	46,563,306	—	—
Capital Goods	40,013,807	32,631,199	7,382,608	—
Commercial & Professional Services	6,395,500	6,395,500	—	—
Consumer Durables & Apparel	22,025,858	16,798,915	5,226,943	—
Consumer Services	9,770,926	9,770,926	—	—
Diversified Financials	7,132,963	7,132,963	—	—
Energy	36,835,940	36,835,940	—	—
Food, Beverage & Tobacco	12,192,089	12,192,089	—	—
Health Care Equipment & Services	12,615,964	12,615,964	—	—
Insurance	39,317,405	39,317,405	—	—
Materials	44,468,604	44,468,604	—	—
Media	12,441,465	12,441,465	—	—
Pharmaceuticals, Biotechnology & Life Sciences	3,812,512	3,812,512	—	—
Real Estate	42,551,014	42,551,014	—	—
Retailing	4,256,355	4,256,355	—	—
Semiconductors & Semiconductor Equipment	27,241,368	27,241,368	—	—
Software & Services	15,470,605	15,470,605	—	—
Technology Hardware & Equipment	26,312,422	26,312,422	—	—
Telecommunication Services	3,697,191	—	3,697,191	—
Transportation	23,704,133	23,704,133	—	—
Utilities	27,290,993	27,290,993	—	—
Short-Term Investments	9,571,886	9,571,886	—	—

Total	$480,259,894	$463,953,152	$16,306,742	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Common Stocks	Total
Beginning balance	$12,754	$12,754
Purchases	—	—
Sales	(43,728)	(43,728)
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	(9,672)	(9,672)
Net change in unrealized appreciation/depreciation	40,646	40,646
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $0.

(1)	For the year ended October 31, 2016, there were no transfers into or out of Level 3.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

89

Hartford Small Cap Core Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4%
	Automobiles & Components - 1.6%
28,688	Cooper Tire & Rubber Co.	$1,054,284
4,386	Cooper-Standard Holding, Inc.*	400,310
4,534	Drew Industries, Inc.	406,020
15,766	Superior Industries International, Inc.	386,267
6,230	Visteon Corp.	439,900

		2,686,781

	Banks - 7.2%
102,935	Banc of California, Inc.	1,369,036
52,763	Banco Latinoamericano de Comercio Exterior S.A. ADR	1,423,018
10,340	Berkshire Hills Bancorp, Inc.	305,547
14,487	Customers Bancorp, Inc.*	392,163
16,920	Essent Group Ltd.*	447,365
13,300	Fidelity Southern Corp.	242,459
68,698	First BanCorp*	352,421
104,015	First NBC Bank Holding Co.*	561,681
39,967	Flagstar Bancorp, Inc.*	1,096,295
26,108	Hancock Holding Co.	875,923
39,902	HomeStreet, Inc.*	1,099,300
6,849	IBERIABANK Corp.	449,637
9,971	MainSource Financial Group, Inc.	248,876
57,154	Popular, Inc.	2,074,690
32,029	Radian Group, Inc.	435,274
18,469	Trustmark Corp.	511,222
15,246	Walker & Dunlop, Inc.*	366,971

		12,251,878

	Capital Goods - 9.3%
10,860	American Railcar Industries, Inc.	399,431
6,860	American Woodmark Corp.*	512,442
7,764	Applied Industrial Technologies, Inc.	394,411
7,967	Argan, Inc.	452,924
22,397	Briggs & Stratton Corp.	417,032
20,881	Chart Industries, Inc.*	579,239
32,208	Comfort Systems USA, Inc.	929,201
21,877	Continental Building Products, Inc.*	447,385
24,052	DigitalGlobe, Inc.*	603,705
9,499	Encore Wire Corp.	324,391
55,172	Energy Recovery, Inc.*	673,650
7,696	EnerSys	501,240
15,007	Gibraltar Industries, Inc.*	583,772
14,953	Greenbrier Cos., Inc.	471,019
18,493	Insteel Industries, Inc.	497,462
64,197	Kratos Defense & Security Solutions, Inc.*	360,787
10,144	LB Foster Co. Class A	125,786
5,546	Lydall, Inc.*	259,275
33,042	Manitowoc Co., Inc.	133,490
30,969	MasTec, Inc.*	884,165
57,049	Meritor, Inc.*	586,464
39,970	MRC Global, Inc.*	589,158
28,329	NCI Building Systems, Inc.*	407,938
36,492	NOW, Inc.*	786,767
27,974	Supreme Industries, Inc. Class A	341,003
63,515	TASER International, Inc.*	1,421,466
4,200	Timken Co.	138,810
18,629	Trex Co., Inc.*	1,002,426
10,451	Triumph Group, Inc.	247,689
9,506	Universal Forest Products, Inc.	817,421

		15,889,949

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Commercial & Professional Services - 4.2%
68,103	ACCO Brands Corp.*	$755,943
3,631	Brink’s Co.	143,606
93,153	Civeo Corp.*	105,263
5,401	Deluxe Corp.	330,541
23,189	Ennis, Inc.	339,719
14,826	Essendant, Inc.	227,579
46,062	Herman Miller, Inc.	1,280,524
11,296	HNI Corp.	459,295
9,340	Huron Consulting Group, Inc.*	523,507
7,253	Insperity, Inc.	545,426
19,889	Knoll, Inc.	430,398
2,225	LSC Communications, Inc.*	53,934
46,869	Quad/Graphics, Inc.	1,113,607
31,554	RPX Corp.*	307,967
5,933	RR Donnelley & Sons Co.	105,311
31,378	Steelcase, Inc. Class A	418,896

		7,141,516

	Consumer Durables & Apparel - 2.7%
6,034	CSS Industries, Inc.	151,453
15,179	Ethan Allen Interiors, Inc.	465,995
11,985	iRobot Corp.*	607,640
17,222	La-Z-Boy, Inc.	402,995
20,697	Movado Group, Inc.	456,369
58,829	Smith & Wesson Holding Corp.*	1,554,850
17,033	Sturm Ruger & Co., Inc.	1,047,530

		4,686,832

	Consumer Services - 3.6%
19,512	American Public Education, Inc.*	393,167
12,154	Bob Evans Farms, Inc.	500,988
6,923	Brinker International, Inc.	340,888
19,459	Capella Education Co.	1,422,453
31,019	DeVry Education Group, Inc.	704,131
6,339	International Speedway Corp. Class A	208,553
41,708	LifeLock, Inc.*	671,499
59,765	Scientific Games Corp. Class A*	741,086
16,434	Sotheby’s	589,652
11,226	Strayer Education, Inc.*	658,517

		6,230,934

	Diversified Financials - 6.7%
33,386	AG Mortgage Investment Trust, Inc. REIT	518,485
47,074	Apollo Commercial Real Estate Finance, Inc. REIT	796,492
22,061	Arlington Asset Investment Corp. Class A	315,031
24,761	ARMOUR Residential, Inc. REIT	561,332
107,469	Capstead Mortgage Corp. REIT	1,022,030
23,635	Chimera Investment Corp. REIT	370,361
58,184	CYS Investments, Inc. REIT	501,546
2,225	Donnelley Financial Solutions, Inc.*	47,726
39,689	Green Dot Corp. Class A*	881,096
40,728	Invesco Mortgage Capital, Inc. REIT	608,069
34,238	KCG Holdings, Inc. Class A*	436,877
20,559	Ladder Capital Corp. REIT	260,688
75,586	MFA Financial, Inc. REIT	552,534
21,722	MTGE Investment Corp. REIT	370,360
22,212	Nelnet, Inc. Class A	870,266
67,065	New York Mortgage Trust, Inc. REIT	396,354
68,241	PennyMac Mortgage Investment Trust REIT	1,038,628
28,139	Redwood Trust, Inc. REIT	395,634
90,555	Two Harbors Investment Corp. REIT	754,323

The accompanying notes are an integral part of these financial statements.

90

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Diversified Financials - 6.7% - (continued)
29,307	Western Asset Mortgage Capital Corp. REIT	$296,880
11,762	World Acceptance Corp.*	558,930

		11,553,642

	Energy - 3.2%
53,502	Archrock, Inc.	620,624
39,859	Atwood Oceanics, Inc.	304,124
86,466	Bill Barrett Corp.*	448,759
11,516	Carrizo Oil & Gas, Inc.*	389,586
99,019	EP Energy Corp. Class A*	352,508
19,019	Matador Resources Co.*	414,804
140,724	Northern Oil and Gas, Inc.*	295,521
3,498	Oceaneering International, Inc.	83,252
25,378	Patterson-UTI Energy, Inc.	570,498
78,733	Pioneer Energy Services Corp.*	279,502
5,765	REX American Resources Corp.*	455,377
88,309	Sanchez Energy Corp.*	562,528
6,710	Superior Energy Services, Inc.	95,014
38,322	Unit Corp.*	656,456

		5,528,553

	Food & Staples Retailing - 0.3%
2,900	Ingles Markets, Inc. Class A	114,550
13,335	SpartanNash Co.	373,380

		487,930

	Food, Beverage & Tobacco - 2.1%
9,112	Fresh Del Monte Produce, Inc.	549,909
10,176	John B Sanfilippo & Son, Inc.	515,720
9,242	National Beverage Corp.*	436,592
24,797	Omega Protein Corp.*	552,973
8,613	Sanderson Farms, Inc.	774,998
13,086	Universal Corp.	709,261

		3,539,453

	Health Care Equipment & Services - 5.7%
13,177	Anika Therapeutics, Inc.*	584,532
19,845	Cardiovascular Systems, Inc.*	464,968
2,579	Chemed Corp.	364,722
11,865	Cynosure, Inc. Class A*	506,042
15,828	Glaukos Corp.*	528,655
21,385	Healthways, Inc.*	530,348
49,068	HMS Holdings Corp.*	1,033,863
11,261	Magellan Health, Inc.*	579,378
26,665	Masimo Corp.*	1,466,575
82,329	OraSure Technologies, Inc.*	618,291
13,098	Providence Service Corp.*	530,011
32,502	Quality Systems, Inc.	418,951
11,125	Surgical Care Affiliates, Inc.*	476,039
39,396	Triple-S Management Corp. Class B*	814,709
7,592	WellCare Health Plans, Inc.*	861,768

		9,778,852

	Household & Personal Products - 0.9%
9,272	Medifast, Inc.	380,708
11,618	Nu Skin Enterprises, Inc. Class A	716,250
3,377	Usana Health Sciences, Inc.*	433,945

		1,530,903

	Insurance - 3.5%
50,924	Ambac Financial Group, Inc.*	939,548
13,347	Aspen Insurance Holdings Ltd.	643,993
39,387	Assured Guaranty Ltd.	1,177,277

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Insurance - 3.5% - (continued)
51,879	CNO Financial Group, Inc.	$782,335
90,734	Genworth Financial, Inc. Class A*	375,639
52,108	Greenlight Capital Re Ltd. Class A*	1,036,949
26,614	Maiden Holdings Ltd.	363,281
64,033	MBIA, Inc.*	493,054
3,700	Validus Holdings Ltd.	189,070

		6,001,146

	Materials - 6.1%
70,545	AK Steel Holding Corp.*	366,834
11,113	Cabot Corp.	579,432
8,742	Carpenter Technology Corp.	276,335
44,843	Chemours Co.	736,770
7,050	Clearwater Paper Corp.*	374,355
57,577	Cliffs Natural Resources, Inc.*	317,825
30,060	Commercial Metals Co.	472,243
41,210	Domtar Corp.	1,481,499
15,238	Innophos Holdings, Inc.	698,510
7,530	Innospec, Inc.	453,682
13,903	Koppers Holdings, Inc.*	455,323
16,800	Mercer International, Inc.	132,720
35,103	Rayonier Advanced Materials, Inc.	453,882
33,655	Ryerson Holding Corp.*	344,964
37,658	Schnitzer Steel Industries, Inc. Class A	909,441
6,935	Stepan Co.	492,593
12,586	Trinseo S.A.	660,136
56,903	Tronox Ltd. Class A	460,914
15,648	Worthington Industries, Inc.	735,456

		10,402,914

	Media - 0.7%
71,862	Gannett Co., Inc.	558,368
36,253	MSG Networks, Inc. Class A*	692,432

		1,250,800

	Pharmaceuticals, Biotechnology & Life Sciences - 7.0%
30,353	Amphastar Pharmaceuticals, Inc.*	550,603
10,212	BioSpecifics Technologies Corp.*	443,099
8,538	Cambrex Corp.*	344,081
34,406	Emergent Biosolutions, Inc.*	919,328
16,418	Enanta Pharmaceuticals, Inc.*	386,151
152,682	Exelixis, Inc.*	1,616,902
23,236	Five Prime Therapeutics, Inc.*	1,127,643
11,428	INC Research Holdings, Inc. Class A*	522,260
50,813	Innoviva, Inc.	523,374
67,162	Lexicon Pharmaceuticals, Inc.*	996,013
41,320	Luminex Corp.*	860,696
319,733	PDL BioPharma, Inc.	1,029,540
12,252	PRA Health Sciences, Inc.*	652,052
42,076	Seres Therapeutics, Inc.*	454,000
31,814	Supernus Pharmaceuticals, Inc.*	629,917
41,699	Xencor, Inc.*	887,772

		11,943,431

	Real Estate - 8.0%
130,426	Brandywine Realty Trust REIT	2,021,603
108,077	CBL & Associates Properties, Inc. REIT	1,156,424
5,203	Coresite Realty Corp. REIT	383,669
44,810	Cousins Properties, Inc. REIT	348,174
11,500	Franklin Street Properties Corp. REIT	133,055
23,691	Government Properties Income Trust REIT	453,446
9,900	Hospitality Properties Trust REIT	270,864

The accompanying notes are an integral part of these financial statements.

91

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Real Estate - 8.0% - (continued)
57,060	Lexington Realty Trust REIT	$578,588
85,403	Mack-Cali Realty Corp. REIT	2,193,149
5,601	Parkway, Inc. REIT*	100,930
21,355	Pennsylvania REIT	416,636
22,182	Physicians Realty Trust REIT	438,538
18,922	Piedmont Office Realty Trust, Inc. Class A, REIT	387,523
21,415	Ramco-Gershenson Properties Trust REIT	371,336
88,041	Select Income REIT	2,178,134
39,009	Summit Hotel Properties, Inc. REIT	506,727
118,431	Washington Prime Group, Inc. REIT	1,242,341
30,095	Xenia Hotels & Resorts, Inc. REIT	469,783

		13,650,920

	Retailing - 3.8%
85,317	American Eagle Outfitters, Inc.	1,453,802
7,796	Big Lots, Inc.	338,346
8,000	Buckle, Inc.	166,800
18,951	Chico’s FAS, Inc.	221,158
7,200	Children’s Place, Inc.	546,840
1,945	Dillard’s, Inc. Class A	119,229
19,432	Finish Line, Inc. Class A	382,616
66,705	Francescas Holding Corp.*	1,071,949
10,633	PetMed Express, Inc.	211,278
77,405	Pier 1 Imports, Inc.	333,616
36,039	Rent-A-Center, Inc.	363,634
19,823	Select Comfort Corp.*	380,403
56,871	Tile Shop Holdings, Inc.*	963,963

		6,553,634

	Semiconductors & Semiconductor Equipment - 5.1%
19,647	Advanced Energy Industries, Inc.*	937,162
140,425	Advanced Micro Devices, Inc.*	1,015,273
10,447	Ambarella, Inc.*	641,132
73,936	Amkor Technology, Inc.*	685,387
27,536	MaxLinear, Inc. Class A*	515,199
106,646	Photronics, Inc.*	1,034,466
26,255	Rudolph Technologies, Inc.*	475,215
5,802	Synaptics, Inc.*	302,400
61,631	Teradyne, Inc.	1,435,386
45,368	Tessera Technologies, Inc.	1,683,153

		8,724,773

	Software & Services - 7.2%
24,917	Alarm.com Holdings, Inc.*	727,078
12,029	Cardtronics plc Class A*	601,450
14,500	Convergys Corp.	423,400
30,652	CSG Systems International, Inc.	1,165,696
103,219	EarthLink Holdings Corp.	590,413
25,343	Manhattan Associates, Inc.*	1,283,370
51,707	Mentor Graphics Corp.	1,494,332
111,686	Mitek Systems, Inc.*	753,880
39,917	Net 1 UEPS Technologies, Inc.*	409,948
9,095	Paycom Software, Inc.*	470,484
18,824	Progress Software Corp.*	506,554
23,554	Shutterstock, Inc.*	1,389,450
27,490	Sykes Enterprises, Inc.*	735,083
44,934	Wix.com Ltd.*	1,797,360

		12,348,498

	Technology Hardware & Equipment - 6.2%
35,381	3D Systems Corp.*	490,734
10,469	Belden, Inc.	678,496

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Technology Hardware & Equipment - 6.2% - (continued)
6,496	Benchmark Electronics, Inc.*	$163,374
15,402	Cray, Inc.*	320,362
163,134	Extreme Networks, Inc.*	686,794
33,566	Finisar Corp.*	919,037
11,465	Insight Enterprises, Inc.*	330,077
5,802	InterDigital, Inc.	409,911
28,710	NETGEAR, Inc.*	1,449,855
58,998	Sanmina Corp.*	1,631,295
12,603	SYNNEX Corp.	1,292,312
32,635	Ubiquiti Networks, Inc.*	1,711,053
38,296	Vishay Intertechnology, Inc.	539,974

		10,623,274

	Telecommunication Services - 0.7%
6,103	ATN International, Inc.	412,807
32,801	Telephone & Data Systems, Inc.	847,578

		1,260,385

	Transportation - 2.0%
3,809	Allegiant Travel Co.	525,261
22,980	Echo Global Logistics, Inc.*	487,176
41,460	Hawaiian Holdings, Inc.*	1,866,736
24,473	Swift Transportation Co.*	547,706

		3,426,879

	Utilities - 1.6%
26,622	Atlantic Power Corp.	61,231
19,500	Great Plains Energy, Inc.	554,580
33,924	ONE Gas, Inc.	2,078,862

		2,694,673

	Total Common Stocks (cost $161,848,490)	$170,188,550

	Total Long-Term Investments (cost $161,848,490)	$170,188,550

SHORT-TERM INVESTMENTS - 0.6%
	Other Investment Pools & Funds - 0.6%
986,175	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class	$986,175

	Total Short-Term Investments (cost $986,175)	$986,175

Total Investments (cost $162,834,665)^	100.0%	$171,174,725
Other Assets and Liabilities	0.0%	(41,285)

Total Net Assets	100.0%	$171,133,440

The accompanying notes are an integral part of these financial statements.

92

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $162,878,349 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$19,487,076
Unrealized Depreciation	(11,190,700)

Net Unrealized Appreciation	$8,296,376

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

93

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$2,686,781	$2,686,781	$—	$—
Banks	12,251,878	12,251,878	—	—
Capital Goods	15,889,949	15,889,949	—	—
Commercial & Professional Services	7,141,516	7,141,516	—	—
Consumer Durables & Apparel	4,686,832	4,686,832	—	—
Consumer Services	6,230,934	6,230,934	—	—
Diversified Financials	11,553,642	11,553,642	—	—
Energy	5,528,553	5,528,553	—	—
Food & Staples Retailing	487,930	487,930	—	—
Food, Beverage & Tobacco	3,539,453	3,539,453	—	—
Health Care Equipment & Services	9,778,852	9,778,852	—	—
Household & Personal Products	1,530,903	1,530,903	—	—
Insurance	6,001,146	6,001,146	—	—
Materials	10,402,914	10,402,914	—	—
Media	1,250,800	1,250,800	—	—
Pharmaceuticals, Biotechnology & Life Sciences	11,943,431	11,943,431	—	—
Real Estate	13,650,920	13,650,920	—	—
Retailing	6,553,634	6,553,634	—	—
Semiconductors & Semiconductor Equipment	8,724,773	8,724,773	—	—
Software & Services	12,348,498	12,348,498	—	—
Technology Hardware & Equipment	10,623,274	10,623,274	—	—
Telecommunication Services	1,260,385	1,260,385	—	—
Transportation	3,426,879	3,426,879	—	—
Utilities	2,694,673	2,694,673	—	—
Short-Term Investments	986,175	986,175	—	—

Total	$171,174,725	$171,174,725	$—	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

94

The Hartford Small Cap Growth Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9%
	Automobiles & Components - 1.8%
7,152	Cooper Tire & Rubber Co.	$262,836
8,454	Cooper-Standard Holding, Inc.*	771,597
3,600	Drew Industries, Inc.	322,380
193,212	Tenneco, Inc.*	10,640,185
47,414	Visteon Corp.	3,347,902
12,000	Winnebago Industries, Inc.	339,000

		15,683,900

	Banks - 4.3%
40,939	Banc of California, Inc.	544,489
127,620	FCB Financial Holdings, Inc. Class A*	4,760,226
137,000	First Hawaiian, Inc.*	3,737,360
244,505	First Merchants Corp.	6,882,816
104,151	Great Western Bancorp, Inc.	3,357,828
60,200	IBERIABANK Corp.	3,952,130
454,740	MGIC Investment Corp.*	3,710,678
94,010	Sandy Spring Bancorp, Inc.	2,980,117
346,410	Sterling Bancorp	6,235,380

		36,161,024

	Capital Goods - 9.4%
190,670	AAON, Inc.	5,710,566
19,743	Aegion Corp.*	365,443
165,266	Altra Industrial Motion Corp.	4,875,347
69,937	American Woodmark Corp.*	5,224,294
11,348	Argan, Inc.	645,134
107,292	Armstrong World Industries, Inc.*	4,023,450
126,430	Astronics Corp.*	4,680,439
111,036	AZZ, Inc.	5,912,667
8,800	Caesarstone Ltd.*	311,080
12,070	Comfort Systems USA, Inc.	348,220
49,625	Continental Building Products, Inc.*	1,014,831
13,953	Encore Wire Corp.	476,495
24,500	Energy Recovery, Inc.*	299,145
7,400	EnerSys	481,962
50,684	Esterline Technologies Corp.*	3,722,740
153,236	Generac Holdings, Inc.*	5,836,759
18,369	Gibraltar Industries, Inc.*	714,554
21,700	Global Brass & Copper Holdings, Inc.	622,790
12,100	Greenbrier Cos., Inc.	381,150
80,471	Heico Corp. Class A	4,828,260
15,236	Hyster-Yale Materials Handling, Inc.	886,888
33,169	Lennox International, Inc.	4,839,025
11,768	Lydall, Inc.*	550,154
146,013	Manitowoc Foodservice, Inc.*	2,206,256
42,003	MasTec, Inc.*	1,199,186
129,366	Meritor, Inc.*	1,329,882
40,500	MRC Global, Inc.*	596,970
40,227	NCI Building Systems, Inc.*	579,269
81,777	SiteOne Landscape Supply, Inc.*	2,549,807
62,204	TASER International, Inc.*	1,392,126
56,040	Teledyne Technologies, Inc.*	6,034,387
81,920	Toro Co.	3,922,330
35,711	Trex Co., Inc.*	1,921,609
18,100	Tutor Perini Corp.*	344,805
10,256	Universal Forest Products, Inc.	881,913
40,038	Wabash National Corp.*	450,427

		80,160,360

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Commercial & Professional Services - 4.2%
24,324	Brink’s Co.	$962,014
109,758	Deluxe Corp.	6,717,190
112,383	Exponent, Inc.	6,433,927
65,346	GP Strategies Corp.*	1,689,194
29,730	Herman Miller, Inc.	826,494
93,291	Huron Consulting Group, Inc.*	5,228,961
14,792	Insperity, Inc.	1,112,358
154,535	On Assignment, Inc.*	5,317,549
15,371	Quad/Graphics, Inc.	365,215
59,623	RPX Corp.*	581,920
13,104	TriNet Group, Inc.*	245,962
2,714	UniFirst Corp.	332,465
96,545	WageWorks, Inc.*	5,691,328

		35,504,577

	Consumer Durables & Apparel - 3.6%
29,355	Carter’s, Inc.	2,534,511
103,749	G-III Apparel Group Ltd.*	2,709,924
2,921	Helen of Troy Ltd.*	238,062
10,930	iRobot Corp.*	554,151
324,727	Kate Spade & Co.*	5,439,177
50,938	Smith & Wesson Holding Corp.*	1,346,291
201,653	Steven Madden Ltd.*	6,735,210
15,711	Sturm Ruger & Co., Inc.	966,226
173,060	TopBuild Corp.*	5,214,298
132,462	Vista Outdoor, Inc.*	5,122,306

		30,860,156

	Consumer Services - 5.1%
23,700	American Public Education, Inc.*	477,555
6,236	BJ’s Restaurants, Inc.*	225,120
370,733	Bloomin’ Brands, Inc.	6,413,681
21,391	Capella Education Co.	1,563,682
33,000	DeVry Education Group, Inc.	749,100
13,130	Domino’s Pizza, Inc.	2,222,121
119,332	Dunkin’ Brands Group, Inc.	5,770,896
19,094	Grand Canyon Education, Inc.*	833,262
409,929	La Quinta Holdings, Inc.*	4,103,389
42,900	LifeLock, Inc.*	690,690
90,898	Marriott Vacations Worldwide Corp.	5,779,295
74,498	Papa John’s International, Inc.	5,620,874
42,400	Scientific Games Corp. Class A*	525,760
23,364	Sotheby’s	838,300
18,000	Strayer Education, Inc.*	1,055,880
44,962	Texas Roadhouse, Inc.	1,821,860
171,992	Wingstop, Inc.	4,602,506

		43,293,971

	Diversified Financials - 1.1%
38,000	BGC Partners, Inc. Class A	326,420
132,195	Evercore Partners, Inc. Class A	7,105,481
37,708	Green Dot Corp. Class A*	837,117
78,614	KCG Holdings, Inc. Class A*	1,003,115

		9,272,133

	Energy - 1.7%
82,800	Bill Barrett Corp.*	429,732
6,700	Carrizo Oil & Gas, Inc.*	226,661
18,083	CVR Energy, Inc.	239,781
45,127	Matador Resources Co.*	984,220
131,020	PBF Energy, Inc. Class A	2,856,236
48,217	PDC Energy, Inc.*	2,957,149

The accompanying notes are an integral part of these financial statements.

95

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Energy - 1.7% - (continued)
62,277	Pioneer Energy Services Corp.*	$221,083
15,558	REX American Resources Corp.*	1,228,926
128,423	RSP Permian, Inc.*	4,636,070
81,300	Sanchez Energy Corp.*	517,881

		14,297,739

	Food & Staples Retailing - 1.8%
52,758	Casey’s General Stores, Inc.	5,961,126
6,470	Ingles Markets, Inc. Class A	255,565
203,048	Natural Grocers by Vitamin Cottage, Inc.*	2,412,210
76,150	PriceSmart, Inc.	6,925,843

		15,554,744

	Food, Beverage & Tobacco - 1.6%
16,136	Fresh Del Monte Produce, Inc.	973,808
7,900	National Beverage Corp.*	373,196
42,300	Pilgrim’s Pride Corp.	923,832
77,469	Post Holdings, Inc.*	5,905,462
8,073	Sanderson Farms, Inc.	726,408
58,720	TreeHouse Foods, Inc.*	5,136,826

		14,039,532

	Health Care Equipment & Services - 9.3%
79,025	Acadia Healthcare Co., Inc.*	2,841,739
118,920	Anika Therapeutics, Inc.*	5,275,291
12,425	Atrion Corp.	5,456,439
6,455	Chemed Corp.	912,866
137,921	Cynosure, Inc. Class A*	5,882,331
20,362	Glaukos Corp.*	680,091
324,971	Globus Medical, Inc. Class A*	7,191,608
48,729	HMS Holdings Corp.*	1,026,720
52,375	ICU Medical, Inc.*	7,295,837
64,865	LivaNova plc*	3,676,548
15,200	Magellan Health, Inc.*	782,040
38,138	Masimo Corp.*	2,097,590
28,736	Medidata Solutions, Inc.*	1,379,041
19,600	Meridian Bioscience, Inc.	322,420
134,488	Natus Medical, Inc.*	5,292,103
185,624	Omnicell, Inc.*	6,055,983
14,100	Surgical Care Affiliates, Inc.*	603,339
41,715	Team Health Holdings, Inc.*	1,787,488
48,600	Triple-S Management Corp. Class B*	1,005,048
80,640	U.S. Physical Therapy, Inc.	4,588,416
145,555	Vascular Solutions, Inc.*	6,637,308
70,924	WellCare Health Plans, Inc.*	8,050,583

		78,840,829

	Household & Personal Products - 0.2%
15,413	Medifast, Inc.	632,858
6,400	Usana Health Sciences, Inc.*	822,400

		1,455,258

	Insurance - 1.8%
59,533	Ambac Financial Group, Inc.*	1,098,384
110,156	AMERISAFE, Inc.	6,124,674
47,625	Greenlight Capital Re Ltd. Class A*	947,738
126,189	James River Group Holdings Ltd.	4,749,754
73,253	Maiden Holdings Ltd.	999,903
94,800	MBIA, Inc.*	729,960
31,731	Universal Insurance Holdings, Inc.	675,870

		15,326,283

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Materials - 4.4%
200,021	Boise Cascade Co.*	$3,850,404
55,055	Chemours Co.	904,554
26,479	Clearwater Paper Corp.*	1,406,035
65,300	Cliffs Natural Resources, Inc.*	360,456
51,926	Coeur Mining, Inc.*	580,533
496,990	Graphic Packaging Holding Co.	6,212,375
401,464	Headwaters, Inc.*	6,584,010
8,800	Innospec, Inc.	530,200
23,600	Koppers Holdings, Inc.*	772,900
421,637	OMNOVA Solutions, Inc.*	3,204,441
205,173	PolyOne Corp.	5,997,207
28,800	Rayonier Advanced Materials, Inc.	372,384
61,911	Silgan Holdings, Inc.	3,154,365
17,873	Stepan Co.	1,269,519
22,806	Trinseo S.A.	1,196,175
4,896	U.S. Concrete, Inc.*	244,310
18,849	Worthington Industries, Inc.	885,903

		37,525,771

	Media - 0.1%
25,432	MSG Networks, Inc. Class A*	485,751

	Pharmaceuticals, Biotechnology & Life Sciences - 11.1%
90,842	Achillion Pharmaceuticals, Inc.*	570,488
149,048	Aerie Pharmaceuticals, Inc.*	4,955,846
40,606	Agios Pharmaceuticals, Inc.*	1,942,591
170,650	Alder Biopharmaceuticals, Inc.*	4,138,262
257,510	Amicus Therapeutics, Inc.*	1,776,819
291,140	Aratana Therapeutics, Inc.*	2,358,234
191,500	ARIAD Pharmaceuticals, Inc.*	1,669,880
27,192	BioSpecifics Technologies Corp.*	1,179,861
53,753	Bluebird Bio, Inc.*	2,566,706
22,135	Cambrex Corp.*	892,041
151,389	Coherus Biosciences, Inc.*	4,140,489
23,700	Depomed, Inc.*	529,932
60,178	Emergent Biosolutions, Inc.*	1,607,956
179,287	Exelixis, Inc.*	1,898,649
23,868	FibroGen, Inc.*	395,015
132,186	Five Prime Therapeutics, Inc.*	6,414,987
147,230	Flexion Therapeutics, Inc.*	2,812,093
123,760	GlycoMimetics, Inc.*	746,273
43,467	ImmunoGen, Inc.*	79,110
24,744	Impax Laboratories, Inc.*	497,354
27,169	INC Research Holdings, Inc. Class A*	1,241,623
76,657	Innoviva, Inc.	789,567
48,708	Insys Therapeutics, Inc.*	526,533
171,130	Intersect ENT, Inc.*	2,498,498
111,341	Ionis Pharmaceuticals, Inc.*	2,892,639
147,290	Ironwood Pharmaceuticals, Inc.*	1,880,893
76,677	Lexicon Pharmaceuticals, Inc.*	1,137,120
46,671	Luminex Corp.*	972,157
135,430	Medicines Co.*	4,462,418
32,891	Myriad Genetics, Inc.*	648,282
83,184	Neurocrine Biosciences, Inc.*	3,640,964
621,746	Novavax, Inc.*	945,054
191,387	Otonomy, Inc.*	2,889,944
100,577	PAREXEL International Corp.*	5,859,616
410,943	PDL BioPharma, Inc.	1,323,236
132,010	Portola Pharmaceuticals, Inc.*	2,399,942
33,489	PRA Health Sciences, Inc.*	1,782,285
29,050	Prestige Brands Holdings, Inc.*	1,315,384
123,399	PTC Therapeutics, Inc.*	766,308

The accompanying notes are an integral part of these financial statements.

96

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 11.1% - (continued)
5,312	Puma Biotechnology, Inc.*	$203,450
61,600	Seres Therapeutics, Inc.*	664,664
116,880	Spectrum Pharmaceuticals, Inc.*	413,755
63,895	Supernus Pharmaceuticals, Inc.*	1,265,121
62,302	TESARO, Inc.*	7,531,066
65,886	Ultragenyx Pharmaceutical, Inc.*	3,886,615
24,700	Vanda Pharmaceuticals, Inc.*	366,795
142,878	ZIOPHARM Oncology, Inc.*	811,547

		94,288,062

	Real Estate - 2.7%
68,046	CareTrust, Inc. REIT	958,088
107,949	Coresite Realty Corp. REIT	7,960,159
37,000	Gramercy Property Trust REIT	341,140
189,968	HFF, Inc. Class A REIT	5,058,848
25,800	Medical Properties Trust, Inc. REIT	359,652
50,947	Pennsylvania REIT	993,976
15,880	Physicians Realty Trust REIT	313,948
25,700	RLJ Lodging Trust REIT	506,804
14,100	Sabra Healthcare, Inc. REIT	328,530
14,503	STAG Industrial, Inc. REIT	334,584
353,904	Sunstone Hotel Investors, Inc. REIT	4,445,034
9,407	Urban Edge Properties REIT	242,795
136,693	Washington Prime Group, Inc. REIT	1,433,909

		23,277,467

	Retailing - 4.8%
96,800	American Eagle Outfitters, Inc.	1,649,472
14,009	Big Lots, Inc.	607,991
20,884	Buckle, Inc.	435,431
88,291	Burlington Stores, Inc.*	6,616,528
7,741	Cato Corp. Class A	229,676
25,839	Chico’s FAS, Inc.	301,541
15,800	Children’s Place, Inc.	1,200,010
130,888	Core-Mark Holding Co., Inc.	4,626,891
150,725	DSW, Inc. Class A	3,130,558
15,486	Finish Line, Inc. Class A	304,919
120,769	Five Below, Inc.*	4,538,499
55,346	Francescas Holding Corp.*	889,410
113,105	HSN, Inc.	4,264,059
92,935	Monro Muffler Brake, Inc.	5,111,425
28,600	Overstock.com, Inc.*	418,990
15,400	PetMed Express, Inc.	305,998
47,800	Select Comfort Corp.*	917,282
23,900	Shutterfly, Inc.*	1,171,100
49,222	Tile Shop Holdings, Inc.*	834,313
110,768	Wayfair, Inc. Class A*	3,691,897

		41,245,990

	Semiconductors & Semiconductor Equipment - 3.9%
47,196	Advanced Energy Industries, Inc.*	2,251,249
166,400	Advanced Micro Devices, Inc.*	1,203,072
13,396	Ambarella, Inc.*	822,112
101,563	Cirrus Logic, Inc.*	5,482,371
16,386	Inphi Corp.*	607,921
272,096	Integrated Device Technology, Inc.*	5,635,108
75,647	Kulicke & Soffa Industries, Inc.*	1,001,566
108,688	MACOM Technology Solutions Holdings, Inc.*	3,995,371
58,507	MaxLinear, Inc. Class A*	1,094,666
149,853	MKS Instruments, Inc.	7,560,084

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Semiconductors & Semiconductor Equipment - 3.9% - (continued)
16,397	Synaptics, Inc.*	$854,612
62,783	Tessera Technologies, Inc.	2,329,249

		32,837,381

	Software & Services - 18.9%
97,046	Aspen Technology, Inc.*	4,778,545
31,900	Barracuda Networks, Inc.*	743,908
71,002	Blackbaud, Inc.	4,359,523
136,275	Blackhawk Network Holdings, Inc.*	4,694,674
83,256	Bottomline Technologies de, Inc.*	1,889,079
90,268	BroadSoft, Inc.*	3,750,635
44,150	CACI International, Inc. Class A*	4,320,077
232,579	Cardtronics plc Class A*	11,628,950
73,835	Cass Information Systems, Inc.	3,976,753
9,200	CommVault Systems, Inc.*	492,200
89,951	comScore, Inc.*	2,589,689
31,258	Convergys Corp.	912,734
8,400	Cornerstone OnDemand, Inc.*	346,920
49,609	CSG Systems International, Inc.	1,886,630
194,182	EarthLink Holdings Corp.	1,110,721
220,213	Envestnet, Inc.*	7,784,530
63,299	EPAM Systems, Inc.*	4,074,557
213,049	Everyday Health, Inc.*	2,237,015
121,226	Exlservice Holdings, Inc.*	5,337,581
74,775	Fair Isaac Corp.	9,023,847
315,711	Five9, Inc.*	4,520,982
13,054	Gigamon, Inc.*	721,886
124,736	GrubHub, Inc.*	4,753,689
109,830	Guidewire Software, Inc.*	6,309,733
100,236	HubSpot, Inc.*	5,257,378
126,685	j2 Global, Inc.	9,013,638
6,800	LogMeIn, Inc.	646,000
32,853	Manhattan Associates, Inc.*	1,663,676
100,977	MAXIMUS, Inc.	5,256,863
75,014	MeetMe, Inc.*	366,818
1,626	MicroStrategy, Inc. Class A*	316,761
9,858	NeuStar, Inc. Class A*	221,312
19,200	NIC, Inc.	440,640
106,670	Paycom Software, Inc.*	5,518,039
91,591	PTC, Inc.*	4,345,077
70,113	Q2 Holdings, Inc.*	1,970,175
27,773	Shutterstock, Inc.*	1,638,329
57,955	Sykes Enterprises, Inc.*	1,549,717
9,700	Synchronoss Technologies, Inc.*	356,087
15,100	Syntel, Inc.	303,510
110,218	Take-Two Interactive Software, Inc.*	4,892,577
35,065	Tyler Technologies, Inc.*	5,624,426
105,542	Verint Systems, Inc.*	3,799,512
52,249	WebMD Health Corp.*	2,566,993
60,990	WEX, Inc.*	6,654,009
45,508	Wix.com Ltd.*	1,820,320
168,630	Zendesk, Inc.*	4,433,283

		160,899,998

	Technology Hardware & Equipment - 2.9%
69,300	3D Systems Corp.*	961,191
21,570	Belden, Inc.	1,397,952
22,738	Cray, Inc.*	472,950
45,626	ePlus, Inc.*	4,177,060
8,100	Fabrinet*	307,476

The accompanying notes are an integral part of these financial statements.

97

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Technology Hardware & Equipment - 2.9% - (continued)
21,642	InterDigital, Inc.	$1,529,007
52,443	Itron, Inc.*	2,826,678
40,769	Ixia*	487,190
24,210	NETGEAR, Inc.*	1,222,605
127,340	NetScout Systems, Inc.*	3,495,483
5,140	Plantronics, Inc.	265,789
67,561	Rogers Corp.*	3,677,345
22,900	Sanmina Corp.*	633,185
42,651	Ubiquiti Networks, Inc.*	2,236,192
6,510	Universal Display Corp.*	336,567
25,800	Vishay Intertechnology, Inc.	363,780

		24,390,450

	Telecommunication Services - 0.8%
7,300	Cogent Communications Holdings, Inc.	269,370
21,900	IDT Corp. Class B	391,791
19,876	Inteliquent, Inc.	333,718
304,659	ORBCOMM, Inc.*	2,720,605
419,510	Vonage Holdings Corp.*	2,877,839

		6,593,323

	Transportation - 2.3%
5,586	Alaska Air Group, Inc.	403,421
7,756	Allegiant Travel Co.	1,069,552
204,377	Celadon Group, Inc.	1,328,450
63,449	Genesee & Wyoming, Inc. Class A*	4,310,725
43,000	Hawaiian Holdings, Inc.*	1,936,075
233,055	Knight Transportation, Inc.	6,816,859
132,726	Marten Transport Ltd.	2,720,883
43,952	Swift Transportation Co.*	983,646

		19,569,611

	Utilities - 0.1%
6,000	Southwest Gas Corp.	434,760

	Total Common Stocks (cost $791,228,875)	$831,999,070

EXCHANGE TRADED FUNDS - 1.4%
	Other Investment Pools & Funds - 1.4%
83,515	iShares Russell 2000 Growth ETF	$11,681,243

	Total Exchange Traded Funds (cost $11,777,549)	$11,681,243

WARRANTS - 0.0%
	Diversified Financials - 0.0%
1,613	Emergent Capital, Inc. Expires 4/11/19*(1)	$—

	Total Warrants (cost $ -)	$—

	Total Long-Term Investments (cost $803,006,424)	$843,680,313

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.6%
	Other Investment Pools & Funds - 0.6%
1,461,923	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class	$1,461,923
3,404,055	Morgan Stanley Institutional Liquidity Funds, Institutional Class	3,404,055

	Total Short-Term Investments (cost $4,865,978)	$4,865,978

Total Investments (cost $807,872,402)^	99.9%	$848,546,291
Other Assets and Liabilities	0.1%	830,298

Total Net Assets	100.0%	$849,376,589

The accompanying notes are an integral part of these financial statements.

98

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $809,693,656 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$124,033,617
Unrealized Depreciation	(85,180,982)

Net Unrealized Appreciation	$38,852,635

*	Non-income producing.

(1)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
04/2016	1,613	Emergent Capital, Inc. Warrants	$—

At October 31, 2016, the aggregate value of these securities was $0, which represents 0.0% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

99

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$15,683,900	$15,683,900	$—	$—
Banks	36,161,024	36,161,024	—	—
Capital Goods	80,160,360	80,160,360	—	—
Commercial & Professional Services	35,504,577	35,504,577	—	—
Consumer Durables & Apparel	30,860,156	30,860,156	—	—
Consumer Services	43,293,971	43,293,971	—	—
Diversified Financials	9,272,133	9,272,133	—	—
Energy	14,297,739	14,297,739	—	—
Food & Staples Retailing	15,554,744	15,554,744	—	—
Food, Beverage & Tobacco	14,039,532	14,039,532	—	—
Health Care Equipment & Services	78,840,829	78,840,829	—	—
Household & Personal Products	1,455,258	1,455,258	—	—
Insurance	15,326,283	15,326,283	—	—
Materials	37,525,771	37,525,771	—	—
Media	485,751	485,751	—	—
Pharmaceuticals, Biotechnology & Life Sciences	94,288,062	94,288,062	—	—
Real Estate	23,277,467	23,277,467	—	—
Retailing	41,245,990	41,245,990	—	—
Semiconductors & Semiconductor Equipment	32,837,381	32,837,381	—	—
Software & Services	160,899,998	160,899,998	—	—
Technology Hardware & Equipment	24,390,450	24,390,450	—	—
Telecommunication Services	6,593,323	6,593,323	—	—
Transportation	19,569,611	19,569,611	—	—
Utilities	434,760	434,760	—	—
Exchange Traded Funds	11,681,243	11,681,243	—	—
Warrants	—	—	—	—
Short-Term Investments	4,865,978	4,865,978	—	—

Total	$848,546,291	$848,546,291	$—	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

100

The Hartford Small Company Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.2%
	Automobiles & Components - 0.9%
195,099	Fox Factory Holding Corp.*	$4,233,648
5,663	Tenneco, Inc.*	311,862
1,681	Visteon Corp.	118,695

		4,664,205

	Banks - 2.3%
4,545	FCB Financial Holdings, Inc. Class A*	169,529
4,837	First Hawaiian, Inc.*	131,953
8,635	First Merchants Corp.	243,075
3,433	Great Western Bancorp, Inc.	110,680
2,146	IBERIABANK Corp.	140,885
16,003	MGIC Investment Corp.*	130,584
3,447	Sandy Spring Bancorp, Inc.	109,270
264,548	Sterling Bancorp	4,761,864
253,922	United Community Banks, Inc.	5,477,098

		11,274,938

	Capital Goods - 8.0%
6,509	AAON, Inc.	194,945
266,479	Advanced Drainage Systems, Inc.	5,089,749
201,753	Altra Industrial Motion Corp.	5,951,714
2,142	American Woodmark Corp.*	160,007
96,984	Applied Industrial Technologies, Inc.	4,926,787
3,571	Armstrong World Industries, Inc.*	133,913
105,564	Astronics Corp.*	3,907,977
3,472	AZZ, Inc.	184,884
1,699	Esterline Technologies Corp.*	124,792
5,224	Generac Holdings, Inc.*	198,982
52,844	Heico Corp. Class A	3,170,640
1,118	Lennox International, Inc.	163,105
5,058	Manitowoc Foodservice, Inc.*	76,426
97,775	Masonite International Corp.*	5,563,398
67,520	Middleby Corp.*	7,569,667
2,923	SiteOne Landscape Supply, Inc.*	91,139
2,036	Teledyne Technologies, Inc.*	219,236
2,877	Toro Co.	137,751
31,831	WESCO International, Inc.*	1,725,240

		39,590,352

	Commercial & Professional Services - 0.9%
3,144	Deluxe Corp.	192,413
3,779	Exponent, Inc.	216,348
2,374	GP Strategies Corp.*	61,368
2,887	Huron Consulting Group, Inc.*	161,816
5,276	On Assignment, Inc.*	181,547
62,659	WageWorks, Inc.*	3,693,748

		4,507,240

	Consumer Durables & Apparel - 2.5%
1,000	Carter’s, Inc.	86,340
49,484	G-III Apparel Group Ltd.*	1,292,522
289,103	Kate Spade & Co.*	4,842,475
168,984	Steven Madden Ltd.*	5,644,066
6,088	TopBuild Corp.*	183,432
4,672	Vista Outdoor, Inc.*	180,666

		12,229,501

	Consumer Services - 6.4%
13,045	Bloomin’ Brands, Inc.	225,679
576,635	ClubCorp Holdings, Inc.	6,660,134
4,349	Dunkin’ Brands Group, Inc.	210,318
47,207	Jack in the Box, Inc.	4,424,712

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.2% - (continued)
	Consumer Services - 6.4% - (continued)
13,583	La Quinta Holdings, Inc.*	$135,966
3,038	Marriott Vacations Worldwide Corp.	193,156
46,643	Panera Bread Co. Class A*	8,897,619
2,352	Papa John’s International, Inc.	177,458
304,972	Planet Fitness, Inc. Class A*	6,465,406
151,898	Wingstop, Inc.	4,064,790

		31,455,238

	Diversified Financials - 2.1%
4,467	Evercore Partners, Inc. Class A	240,101
286,810	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	6,556,477
424,684	WisdomTree Investments, Inc.	3,643,789

		10,440,367

	Energy - 2.6%
65,600	Centennial Resource Development, Inc. Class A*	974,160
130,802	Patterson-UTI Energy, Inc.	2,940,429
4,603	PBF Energy, Inc. Class A	100,345
1,490	PDC Energy, Inc.*	91,382
240,402	QEP Resources, Inc.	3,863,260
4,444	RSP Permian, Inc.*	160,429
427,050	WPX Energy, Inc.*	4,637,763

		12,767,768

	Food & Staples Retailing - 0.1%
1,856	Casey’s General Stores, Inc.	209,710
6,991	Natural Grocers by Vitamin Cottage, Inc.*	83,053
2,598	PriceSmart, Inc.	236,288

		529,051

	Food, Beverage & Tobacco - 1.1%
270,296	Greencore Group plc	1,090,753
19,332	MGP Ingredients, Inc.	680,680
47,069	Post Holdings, Inc.*	3,588,070
2,126	TreeHouse Foods, Inc.*	185,982

		5,545,485

	Health Care Equipment & Services - 9.5%
7,600	ABIOMED, Inc.*	797,924
105,361	Acadia Healthcare Co., Inc.*	3,788,782
86,176	Align Technology, Inc.*	7,404,242
3,634	Anika Therapeutics, Inc.*	161,204
435	Atrion Corp.	191,030
4,244	Cynosure, Inc. Class A*	181,007
69,741	DexCom, Inc.*	5,456,536
166,299	Globus Medical, Inc. Class A*	3,680,197
1,767	ICU Medical, Inc.*	246,143
75,387	Inogen, Inc.*	4,046,020
246,337	Insulet Corp.*	9,144,030
2,196	LivaNova plc*	124,469
4,614	Natus Medical, Inc.*	181,561
63,186	Nevro Corp.*	5,808,057
6,213	Omnicell, Inc.*	202,699
1,327	Team Health Holdings, Inc.*	56,862
2,726	U.S. Physical Therapy, Inc.	155,109
4,987	Vascular Solutions, Inc.*	227,407
122,437	Veeva Systems, Inc. Class A*	4,756,678
2,071	WellCare Health Plans, Inc.*	235,079

		46,845,036

The accompanying notes are an integral part of these financial statements.

101

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.2% - (continued)
	Insurance - 0.8%
4,088	AMERISAFE, Inc.	$227,293
45,125	Assurant, Inc.	3,633,465
4,018	James River Group Holdings Ltd.	151,237

		4,011,995

	Materials - 3.3%
7,057	Boise Cascade Co.*	135,847
17,335	Graphic Packaging Holding Co.	216,687
607,762	Headwaters, Inc.*	9,967,297
14,605	OMNOVA Solutions, Inc.*	110,998
781,838	Platform Specialty Products Corp.*	5,699,599
6,914	PolyOne Corp.	202,096
2,087	Silgan Holdings, Inc.	106,333

		16,438,857

	Pharmaceuticals, Biotechnology & Life Sciences - 8.9%
137,280	Aerie Pharmaceuticals, Inc.*	4,564,560
1,447	Agios Pharmaceuticals, Inc.*	69,225
111,376	Alder Biopharmaceuticals, Inc.*	2,700,868
8,824	Amicus Therapeutics, Inc.*	60,886
9,764	Aratana Therapeutics, Inc.*	79,088
6,728	ARIAD Pharmaceuticals, Inc.*	58,668
55,780	Bluebird Bio, Inc.*	2,663,495
82,613	Coherus Biosciences, Inc.*	2,259,466
105,671	Five Prime Therapeutics, Inc.*	5,128,214
5,162	Flexion Therapeutics, Inc.*	98,594
61,533	Galapagos N.V. ADR*	3,730,130
106,750	Global Blood Therapeutics, Inc.*	1,862,788
4,764	GlycoMimetics, Inc.*	28,727
139,912	Intersect ENT, Inc.*	2,042,715
3,809	Ionis Pharmaceuticals, Inc.*	98,958
172,896	Ironwood Pharmaceuticals, Inc.*	2,207,882
4,488	Medicines Co.*	147,880
69,192	MyoKardia, Inc.*	930,632
2,843	Neurocrine Biosciences, Inc.*	124,438
527,697	Novavax, Inc.*	802,099
138,604	Otonomy, Inc.*	2,092,920
3,061	PAREXEL International Corp.*	178,334
75,635	Patheon N.V.*	1,920,373
84,444	Portola Pharmaceuticals, Inc.*	1,535,192
85,877	PTC Therapeutics, Inc.*	533,296
41,093	TESARO, Inc.*	4,967,322
49,173	Ultragenyx Pharmaceutical, Inc.*	2,900,715

		43,787,465

	Real Estate - 3.1%
73,668	Coresite Realty Corp. REIT	5,432,278
55,093	FirstService Corp.	2,234,572
6,359	HFF, Inc. Class A REIT	169,340
356,301	Kennedy-Wilson Holdings, Inc. REIT	7,339,801
11,529	Sunstone Hotel Investors, Inc. REIT	144,804

		15,320,795

	Retailing - 4.0%
3,136,600	Allstar Co.*(1)(2)(3)	3,136,600
2,658	Burlington Stores, Inc.*	199,191
4,469	Core-Mark Holding Co., Inc.	157,979
71,974	Dick’s Sporting Goods, Inc.	4,005,353
128,816	DSW, Inc. Class A	2,675,508
45,539	Five Below, Inc.*	1,711,356
3,625	HSN, Inc.	136,662
75,205	Monro Muffler Brake, Inc.	4,136,275

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.2% - (continued)
	Retailing - 4.0% - (continued)
65,552	Tory Burch LLC*(1)(2)(3)	$3,192,381
3,579	Wayfair, Inc. Class A*	119,288

		19,470,593

	Semiconductors & Semiconductor Equipment - 2.4%
2,991	Cirrus Logic, Inc.*	161,454
205,077	Entegris, Inc.*	3,260,724
9,485	Integrated Device Technology, Inc.*	196,434
101,120	MACOM Technology Solutions Holdings, Inc.*	3,717,171
4,923	MKS Instruments, Inc.	248,366
94,293	SunPower Corp.*	682,681
217,841	Tower Semiconductor Ltd.*	3,387,428

		11,654,258

	Software & Services - 26.7%
75,391	2U, Inc.*	2,628,130
3,140	Aspen Technology, Inc.*	154,614
67,191	Atlassian Corp. plc Class A*	1,804,750
2,446	Blackbaud, Inc.	150,184
76,068	Blackhawk Network Holdings, Inc.*	2,620,543
5,200	Blackline, Inc.*	118,300
2,930	Bottomline Technologies de, Inc.*	66,482
129,133	BroadSoft, Inc.*	5,365,476
1,463	CACI International, Inc. Class A*	143,155
7,000	Cardtronics plc Class A*	350,000
2,512	Cass Information Systems, Inc.	135,296
65,627	CommVault Systems, Inc.*	3,511,045
3,065	comScore, Inc.*	88,241
28,714	CoStar Group, Inc.*	5,372,964
4,442	Ellie Mae, Inc.*	470,363
138,709	Envestnet, Inc.*	4,903,363
47,972	EPAM Systems, Inc.*	3,087,958
7,306	Everyday Health, Inc.*	76,713
4,134	Exlservice Holdings, Inc.*	182,020
64,889	Fair Isaac Corp.	7,830,805
194,689	Five9, Inc.*	2,787,947
118,264	Gigamon, Inc.*	6,539,999
211,358	GoDaddy, Inc. Class A*	7,564,503
4,312	GrubHub, Inc.*	164,330
76,056	Guidewire Software, Inc.*	4,369,417
108,786	HubSpot, Inc.*	5,705,826
135,592	InterXion Holding N.V.*	5,048,090
4,168	j2 Global, Inc.	296,553
562,186	Just Eat plc*	3,861,833
3,573	MAXIMUS, Inc.	186,010
144,100	Mimecast Ltd.*	2,916,584
3,089	Paycom Software, Inc.*	159,794
157,721	Paylocity Holding Corp.*	6,859,286
73,872	Proofpoint, Inc.*	5,790,087
3,119	PTC, Inc.*	147,965
2,336	Q2 Holdings, Inc.*	65,642
191,085	SS&C Technologies Holdings, Inc.	6,101,344
40,447	Stamps.com, Inc.*	3,945,605
3,884	Take-Two Interactive Software, Inc.*	172,411
667,714	Telogis, Inc.*(1)(2)(3)	1,923,016
3,400	Trade Desk, Inc. Class A*	85,612
1,199	Tyler Technologies, Inc.*	192,320
22,265	Ultimate Software Group, Inc.*	4,697,692
3,474	Verint Systems, Inc.*	125,064
1,803	WebMD Health Corp.*	88,581
59,601	WEX, Inc.*	6,502,469

The accompanying notes are an integral part of these financial statements.

102

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.2% - (continued)
	Software & Services - 26.7% - (continued)
114,514	Wix.com Ltd.*	$4,580,560
181,587	WNS Holdings Ltd. ADR*	4,993,643
46,184	Zendesk, Inc.*	1,214,177
154,837	Zillow Group, Inc. Class C*	5,165,362

		131,312,124

	Technology Hardware & Equipment - 1.2%
38,269	Arista Networks, Inc.*	3,243,298
20,437	Coherent, Inc.*	2,127,900
1,589	ePlus, Inc.*	145,473
1,804	Itron, Inc.*	97,235
4,277	NetScout Systems, Inc.*	117,404
7,400	Quantenna Communications, Inc.*	110,852
2,302	Rogers Corp.*	125,298

		5,967,460

	Telecommunication Services - 0.8%
401,685	ORBCOMM, Inc.*	3,587,047
14,376	Vonage Holdings Corp.*	98,619

		3,685,666

	Transportation - 5.1%
7,287	Celadon Group, Inc.	47,366
2,116	Genesee & Wyoming, Inc. Class A*	143,761
82,673	Kirby Corp.*	4,873,573
353,727	Knight Transportation, Inc.	10,346,515
4,565	Marten Transport Ltd.	93,582
65,012	Spirit Airlines, Inc.*	3,116,025
283,912	Swift Transportation Co.*	6,353,951

		24,974,773

	Utilities - 0.5%
117,400	AquaVenture Holdings Ltd.*	2,492,402

	Total Common Stocks (cost $454,308,778)	$458,965,569

PREFERRED STOCKS - 4.3%
	Consumer Services - 0.3%
177,795	DraftKings, Inc. Series D*(1)(2)(3)	$705,846
160,456	DraftKings, Inc. Series D-1*(1)(2)(3)	837,580

		1,543,426

	Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
92,973	Sancilio & Co., Inc.*(1)(2)(3)	369,103

	Retailing - 0.3%
47,489	Honest Co.*(1)(2)(3)	1,781,312

	Software & Services - 3.3%
106,123	Cloudera, Inc.*(1)(2)(3)	1,853,969
263,189	MarkLogic Corp. Series F*(1)(2)(3)	2,708,215
129,162	Nutanix, Inc.*(1)(2)	2,902,521
909,316	Telogis, Inc.*(1)(2)(3)	3,600,891
98,033	Veracode, Inc.*(1)(2)(3)	2,344,949
658,164	Zuora, Inc. Series F*(1)(2)(3)	2,672,146

		16,082,691

	Telecommunication Services - 0.3%
4,044	DocuSign, Inc. Series B*(1)(2)(3)	78,494
1,211	DocuSign, Inc. Series B-1*(1)(2)(3)	23,506
2,906	DocuSign, Inc. Series D*(1)(2)(3)	56,405

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 4.3% - (continued)
	Telecommunication Services - 0.3% - (continued)
62,928	DocuSign, Inc. Series E*(1)(2)(3)	$1,221,433

		1,379,838

	Total Preferred Stocks (cost $18,289,748)	$21,156,370

	Total Long-Term Investments (cost $472,598,526)	$480,121,939

SHORT-TERM INVESTMENTS - 2.3%
	Other Investment Pools & Funds - 2.3%
11,045,153	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$11,045,153

	Total Short-Term Investments (cost $11,045,153)	$11,045,153

Total Investments (cost $483,643,679)^	99.8%	$491,167,092
Other Assets and Liabilities	0.2%	1,188,144

Total Net Assets	100.0%	$492,355,236

The accompanying notes are an integral part of these financial statements.

103

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $491,240,198 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$45,538,378
Unrealized Depreciation	(45,611,484)

Net Unrealized Depreciation	$(73,106)

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of these securities was $29,408,367, which represents 6.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	3,136,600	Allstar Co.	$1,364,479
02/2014	106,123	Cloudera, Inc. Preferred	1,545,151
02/2014	4,044	DocuSign, Inc. Series B Preferred	53,107
02/2014	1,211	DocuSign, Inc. Series B-1 Preferred	15,903
02/2014	2,906	DocuSign, Inc. Series D Preferred	38,163
02/2014	62,928	DocuSign, Inc. Series E Preferred	826,396
07/2015	177,795	DraftKings, Inc. Series D Preferred	957,589
07/2015	160,456	DraftKings, Inc. Series D-1 Preferred	1,229,961
08/2015	47,489	Honest Co. Preferred	2,172,859
04/2015	263,189	MarkLogic Corp. Series F Preferred	3,056,730
08/2014	129,162	Nutanix, Inc. Preferred	1,730,319
05/2014	92,973	Sancilio & Co., Inc. Preferred	351,154
09/2013	667,714	Telogis, Inc.	1,322,808
09/2013	909,316	Telogis, Inc. Preferred	2,001,586
11/2013	65,552	Tory Burch LLC	5,137,734
08/2014	98,033	Veracode, Inc. Preferred	1,810,268
01/2015	658,164	Zuora, Inc. Series F Preferred	2,500,562

			$26,114,769

At October 31, 2016, the aggregate value of these securities was $29,408,367, which represents 6.0% of total net assets.

(3)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $26,505,846, which represents 5.4% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

104

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$4,664,205	$4,664,205	$—	$—
Banks	11,274,938	11,274,938	—	—
Capital Goods	39,590,352	39,590,352	—	—
Commercial & Professional Services	4,507,240	4,507,240	—	—
Consumer Durables & Apparel	12,229,501	12,229,501	—	—
Consumer Services	31,455,238	31,455,238	—	—
Diversified Financials	10,440,367	10,440,367	—	—
Energy	12,767,768	12,767,768	—	—
Food & Staples Retailing	529,051	529,051	—	—
Food, Beverage & Tobacco	5,545,485	4,454,732	1,090,753	—
Health Care Equipment & Services	46,845,036	46,845,036	—	—
Insurance	4,011,995	4,011,995	—	—
Materials	16,438,857	16,438,857	—	—
Pharmaceuticals, Biotechnology & Life Sciences	43,787,465	43,787,465	—	—
Real Estate	15,320,795	15,320,795	—	—
Retailing	19,470,593	13,141,612	—	6,328,981
Semiconductors & Semiconductor Equipment	11,654,258	11,654,258	—	—
Software & Services	131,312,124	125,527,275	3,861,833	1,923,016
Technology Hardware & Equipment	5,967,460	5,967,460	—	—
Telecommunication Services	3,685,666	3,685,666	—	—
Transportation	24,974,773	24,974,773	—	—
Utilities	2,492,402	2,492,402	—	—
Preferred Stocks	21,156,370	—	—	21,156,370
Short-Term Investments	11,045,153	11,045,153	—	—

Total	$491,167,092	$456,806,139	$4,952,586	$29,408,367

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Common Stocks	Preferred Stocks	Total
Beginning balance	$2,979,047	$29,613,460	$32,592,507
Conversions*	5,554,457	(5,554,457)	—
Purchases	—	—	—
Sales	—	(394,455)	(394,455)
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	—	(34,725)	(34,725)
Net change in unrealized appreciation/depreciation	1,697,746	(2,473,453)	(775,707)
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	(1,979,253)	—	(1,979,253)

Ending balance	$8,251,997	$21,156,370	$29,408,367

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $(770,124).

*	Private equity securities participated in an initial public offering and are now trading as common stock securities.

(1)	For the year ended October 31, 2016, investments valued at $1,979,253 were transferred from Level 3 to Level 1 due to the expiration of trading restrictions.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

105

The Hartford Value Opportunities Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4%
	Automobiles & Components - 0.9%
31,700	Delphi Automotive plc	$2,062,719

	Banks - 10.0%
157,877	Citigroup, Inc.	7,759,655
32,719	M&T Bank Corp.	4,015,603
69,797	PNC Financial Services Group, Inc.	6,672,593
128,500	Wells Fargo & Co.	5,912,285

		24,360,136

	Capital Goods - 2.5%
37,283	Eaton Corp. plc	2,377,537
33,231	Generac Holdings, Inc.*	1,265,769
236,000	Sanwa Holdings Corp.	2,350,403

		5,993,709

	Commercial & Professional Services - 1.5%
102,177	IHS Markit Ltd.*	3,759,092

	Consumer Durables & Apparel - 2.0%
11,394,000	Global Brands Group Holding Ltd.*	1,290,549
22,367	Ralph Lauren Corp.	2,194,203
52,500	Toll Brothers, Inc.*	1,440,600

		4,925,352

	Consumer Services - 2.0%
63,468	Las Vegas Sands Corp.	3,673,528
67,200	Melco Crown Entertainment Ltd. ADR	1,124,928

		4,798,456

	Diversified Financials - 3.0%
132,400	Gores Holdings, Inc. Class A*	1,508,036
96,822	Raymond James Financial, Inc.	5,820,939

		7,328,975

	Energy - 12.8%
85,770	Anadarko Petroleum Corp.	5,098,169
23,800	Baker Hughes, Inc.	1,318,520
117,700	Cabot Oil & Gas Corp.	2,457,576
102,563	Canadian Natural Resources Ltd.	3,252,273
232,133	Cobalt International Energy, Inc.*	219,157
16,703	Diamondback Energy, Inc.*	1,524,817
95,056	Halliburton Co.	4,372,576
29,265	Helmerich & Payne, Inc.	1,846,914
21,600	Hess Corp.	1,036,152
59,778	HollyFrontier Corp.	1,491,461
196,172	Marathon Oil Corp.	2,585,547
14,110	Pioneer Natural Resources Co.	2,525,972
76,885	QEP Resources, Inc.	1,235,542
131,918	Southwestern Energy Co.*	1,370,628
350,088	Trican Well Service Ltd.*	751,698

		31,087,002

	Food, Beverage & Tobacco - 1.7%
70,541	British American Tobacco plc	4,042,912

	Health Care Equipment & Services - 2.9%
124,700	Envision Healthcare Holdings, Inc.*	2,466,566
28,438	McKesson Corp.	3,616,460
17,200	MEDNAX, Inc.*	1,053,500

		7,136,526

	Household & Personal Products - 0.7%
75,604	Coty, Inc. Class A*	1,738,136

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Insurance - 11.3%
76,953	American International Group, Inc.	$4,748,000
83,294	Arthur J Gallagher & Co.	4,017,270
211,021	MetLife, Inc.	9,909,546
83,521	Principal Financial Group, Inc.	4,560,247
81,956	Unum Group	2,901,242
43,200	XL Group Ltd.	1,499,040

		27,635,345

	Materials - 5.7%
21,000	Bemis Co., Inc.	1,023,120
64,144	Celanese Corp. Series A	4,677,381
93,600	CF Industries Holdings, Inc.	2,247,336
133,880	Constellium N.V. Class A*	702,870
58,502	CRH plc	1,893,105
50,080	Reliance Steel & Aluminum Co.	3,444,502

		13,988,314

	Media - 2.9%
45,900	John Wiley & Sons, Inc. Class A	2,368,440
150,859	SES S.A.	3,470,677
120,255	Sky plc	1,202,219

		7,041,336

	Pharmaceuticals, Biotechnology & Life Sciences - 10.7%
32,300	Alder Biopharmaceuticals, Inc.*	783,275
17,048	Allergan plc*	3,562,009
6,849	Biogen, Inc.*	1,918,953
78,172	Bristol-Myers Squibb Co.	3,979,737
16,200	Eli Lilly & Co.	1,196,208
40,275	Merck & Co., Inc.	2,364,948
145,107	Mylan N.V.*	5,296,405
227,400	Novavax, Inc.*	345,648
4,250	Regeneron Pharmaceuticals, Inc.*	1,466,335
747	Samsung Biologics Co., Ltd.*	88,785
19,797	TESARO, Inc.*	2,393,061
63,400	Teva Pharmaceutical Industries Ltd. ADR	2,709,716

		26,105,080

	Real Estate - 6.2%
51,886	American Tower Corp. REIT	6,080,520
4,800	Boston Properties, Inc. REIT	578,304
128,261	Columbia Property Trust, Inc. REIT	2,703,742
217,100	Host Hotels & Resorts, Inc. REIT	3,360,708
90,500	STORE Capital Corp. REIT	2,469,745

		15,193,019

	Retailing - 0.2%
571,800	Allstar Co.*(1)(2)(3)	571,800

	Semiconductors & Semiconductor Equipment - 2.1%
25,729	Silicon Motion Technology Corp. ADR	1,044,855
53,800	Skyworks Solutions, Inc.	4,139,372

		5,184,227

	Software & Services - 3.3%
4,973	Alphabet, Inc. Class A*	4,027,633
55,500	Envestnet, Inc.*	1,961,925
85,500	Genpact Ltd.*	1,965,645

		7,955,203

	Technology Hardware & Equipment - 5.5%
85,215	ARRIS International plc*	2,367,273
184,627	Cisco Systems, Inc.	5,664,356
1,772	Samsung Electronics Co., Ltd.	2,534,542

The accompanying notes are an integral part of these financial statements.

106

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Technology Hardware & Equipment - 5.5% - (continued)
47,812	Western Digital Corp.	$2,794,133

		13,360,304

	Telecommunication Services - 1.7%
86,899	Verizon Communications, Inc.	4,179,842

	Transportation - 3.7%
151,855	CSX Corp.	4,633,096
49,488	Genesee & Wyoming, Inc. Class A*	3,362,215
10,208	United Parcel Service, Inc. Class B	1,100,014

		9,095,325

	Utilities - 6.1%
127,846	Exelon Corp.	4,355,713
96,241	OGE Energy Corp.	2,987,320
83,006	PG&E Corp.	5,156,333
21,800	Sempra Energy	2,334,780

		14,834,146

	Total Common Stocks (cost $250,892,725)	$242,376,956

	Total Long-Term Investments (cost $250,892,725)	$242,376,956

SHORT-TERM INVESTMENTS - 0.5%
	Other Investment Pools & Funds - 0.5%
1,307,101	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$1,307,101

	Total Short-Term Investments (cost $1,307,101)	$1,307,101

Total Investments (cost $252,199,826)^	99.9%	$243,684,057
Other Assets and Liabilities	0.1%	222,685

Total Net Assets	100.0%	$243,906,742

The accompanying notes are an integral part of these financial statements.

107

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $252,574,072 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$18,548,164
Unrealized Depreciation	(27,438,179)

Net Unrealized Depreciation	$(8,890,015)

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At October 31, 2016, the aggregate value of this security was $571,800, which represents 0.2% of total net assets.

(2)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	571,800	Allstar Co.	$248,744

At October 31, 2016, the aggregate value of these securities was $571,800, which represents 0.2% of total net assets.

(3)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of this security was $571,800, which represents 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

Foreign Currency Contracts Outstanding at October 31, 2016
	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Currency
EUR	Sell	12/21/16	CSFB	$639,974	$625,031	$14,943
EUR	Sell	12/21/16	CBA	639,949	625,031	14,918
EUR	Sell	12/21/16	SSG	638,697	623,930	14,767
EUR	Sell	12/21/16	RBC	639,720	625,031	14,689
GBP	Sell	12/21/16	BCLY	1,609,764	1,479,265	130,499

Total						$189,816

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CBA	Commonwealth Bank of Australia
CSFB	Credit Suisse First Boston Corp.
RBC	RBC Dominion Securities, Inc.
SSG	State Street Global Markets LLC

The accompanying notes are an integral part of these financial statements.

108

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

GLOSSARY: (abbreviations used in preceding Schedule of Investments) - (continued)

Currency Abbreviations:
EUR	Euro
GBP	British Pound

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

109

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$2,062,719	$2,062,719	$—	$—
Banks	24,360,136	24,360,136	—	—
Capital Goods	5,993,709	3,643,306	2,350,403	—
Commercial & Professional Services	3,759,092	3,759,092	—	—
Consumer Durables & Apparel	4,925,352	3,634,803	1,290,549	—
Consumer Services	4,798,456	4,798,456	—	—
Diversified Financials	7,328,975	7,328,975	—	—
Energy	31,087,002	31,087,002	—	—
Food, Beverage & Tobacco	4,042,912	—	4,042,912	—
Health Care Equipment & Services	7,136,526	7,136,526	—	—
Household & Personal Products	1,738,136	1,738,136	—	—
Insurance	27,635,345	27,635,345	—	—
Materials	13,988,314	12,095,209	1,893,105	—
Media	7,041,336	2,368,440	4,672,896	—
Pharmaceuticals, Biotechnology & Life Sciences	26,105,080	26,105,080	—	—
Real Estate	15,193,019	15,193,019	—	—
Retailing	571,800	—	—	571,800
Semiconductors & Semiconductor Equipment	5,184,227	5,184,227	—	—
Software & Services	7,955,203	7,955,203	—	—
Technology Hardware & Equipment	13,360,304	10,825,762	2,534,542	—
Telecommunication Services	4,179,842	4,179,842	—	—
Transportation	9,095,325	9,095,325	—	—
Utilities	14,834,146	14,834,146	—	—
Short-Term Investments	1,307,101	1,307,101	—	—
Foreign Currency Contracts(2)	189,816	—	189,816	—

Total	$243,873,873	$226,327,850	$16,974,223	$571,800

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Common Stocks	Total
Beginning balance	$336,789	$336,789
Purchases	—	—
Sales	(17,640)	(17,640)
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	(3,902)	(3,902)
Net change in unrealized appreciation/depreciation	256,553	256,553
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$571,800	$571,800

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $240,156.

(1)	For the year ended October 31, 2016, there were no transfers into or out of Level 3.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

110

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111

Domestic Equity Funds

Statements of Assets and Liabilities

October 31, 2016

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund
Assets:
Investments in securities, at market value	$8,495,977,724	$2,338,092,909	$7,511,100,013
Cash	—	—	956,578
Cash collateral due from broker	—	2,475,000	—
Foreign currency	345,021	—	—
Unrealized appreciation on foreign currency contracts	1,824,498	—	—
Receivables:
Investment securities sold	132,870,117	8,015,918	34,365,417
Fund shares sold	4,871,413	12,508,691	10,105,685
Dividends and interest	12,783,082	1,703,313	8,159,787
Other assets	102,333	150,036	110,449

Total assets	8,648,774,188	2,362,945,867	7,564,797,929

Liabilities:
Payables:
Investment securities purchased	60,566,240	1,234,462	17,605,781
Fund shares redeemed	19,587,149	8,133,923	18,288,731
Investment management fees	4,917,624	722,488	3,929,010
Transfer agent fees	906,748	176,700	702,865
Accounting services fees	121,207	32,155	86,013
Board of Directors’ fees	17,763	812	12,624
Variation margin on financial derivative instruments	—	101,736	—
Distribution fees	2,358,321	439,396	1,212,592
Accrued expenses	534,624	110,404	399,692

Total liabilities	89,009,676	10,952,076	42,237,308

Net assets	$8,559,764,512	$2,351,993,791	$7,522,560,621

Summary of Net Assets:
Capital stock and paid-in-capital	$8,293,752,968	$2,254,676,348	$5,554,310,328
Undistributed (distributions in excess of) net investment income	9,895,548	10,519,338	16,038,314
Accumulated net realized gain (loss)	(171,136,688)	18,469,238	237,087,940
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	427,252,684	68,328,867	1,715,124,039

Net assets	$8,559,764,512	$2,351,993,791	$7,522,560,621

Shares authorized	1,665,000,000	650,000,000	1,050,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$34.49	$23.87	$23.49

Maximum offering price per share	$36.50	$25.26	$24.86

Shares outstanding	133,637,643	29,491,929	149,098,879

Net Assets	$4,609,594,123	$703,896,451	$3,501,684,010

Class B: Net asset value per share	$27.28	$21.99	$23.04

Shares outstanding	2,150,023	34,844	855,548

Net Assets	$58,646,850	$766,278	$19,715,751

Class C: Net asset value per share	$27.80	$21.94	$22.80

Shares outstanding	51,091,781	12,823,634	19,205,221

Net Assets	$1,420,170,609	$281,383,273	$437,960,963

Class I: Net asset value per share	$34.65	$23.93	$23.38

Shares outstanding	35,353,700	31,329,699	76,101,444

Net Assets	$1,225,026,128	$749,823,888	$1,779,168,304

Class R3: Net asset value per share	$37.38	$24.18	$23.75

Shares outstanding	2,769,331	1,489,019	3,343,526

Net Assets	$103,526,048	$36,011,595	$79,400,454

Class R4: Net asset value per share	$38.39	$24.54	$23.89

Shares outstanding	2,616,164	5,887,578	5,721,940

Net Assets	$100,426,071	$144,490,471	$136,673,123

The accompanying notes are an integral part of these financial statements.

112

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Small Cap Core Fund	The Hartford Small Cap Growth Fund

$3,696,700,927	$4,196,463,412	$1,392,271,571	$6,353,594,093	$480,259,894	$171,174,725	$848,546,291
—	—	—	—	—	8,689	—
—	—	—	—	—	—	—
341,728	19	5	—	8	—	—
—	—	—	—	—	—	—

10,033,632	195,260,555	5,072,462	14,318,854	1,421,108	—	5,834,204
9,811,455	7,900,896	1,151,559	24,653,255	3,172,924	66,418	1,166,352
4,353,227	2,520,577	1,225,741	999,559	254,013	104,802	46,387
113,370	81,053	56,178	194,922	48,772	44,084	47,709

3,721,354,339	4,402,226,512	1,399,777,516	6,393,760,683	485,156,719	171,398,718	855,640,943

7,361,978	122,211,392	3,104,471	33,104,570	3,269,819	—	3,455,869
10,656,260	10,938,500	14,532,650	11,234,058	892,472	92,362	2,005,387
1,956,625	2,625,666	1,076,081	3,893,826	305,490	112,685	538,717
293,117	501,515	186,065	712,186	67,572	11,132	65,963
37,858	44,648	17,720	62,929	5,702	2,103	12,010
5,451	8,297	2,623	6,618	714	406	1,494
—	—	—	—	—	—	—
790,073	789,975	433,539	1,055,630	92,525	20,450	97,592
189,787	268,158	125,429	313,089	76,859	26,140	87,322

21,291,149	137,388,151	19,478,578	50,382,906	4,711,153	265,278	6,264,354

$3,700,063,190	$4,264,838,361	$1,380,298,938	$6,343,377,777	$480,445,566	$171,133,440	$849,376,589

$2,973,945,756	$3,810,751,220	$1,289,529,723	$5,271,885,455	$423,330,135	$169,109,463	$807,055,418
2,506,351	(31,151,060)	(6,979,465)	(14,877,948)	448,510	1,523,691	(2,151,347)
118,594,272	116,079,010	105,978,374	201,284,929	32,378,522	(7,839,774)	3,798,629
605,016,811	369,159,191	(8,229,694)	885,085,341	24,288,399	8,340,060	40,673,889

$3,700,063,190	$4,264,838,361	$1,380,298,938	$6,343,377,777	$480,445,566	$171,133,440	$849,376,589

650,000,000	23,800,000,000	500,000,000	810,000,000	500,000,000	1,000,000,000	27,050,000,000

$0.0010	$0.0001	$0.0010	$0.0010	$0.0010	$0.0010	$0.0001

$17.97	$37.66	$30.96	$24.25	$13.98	$11.56	$44.55

$19.02	$39.85	$32.76	$25.66	$14.79	$12.23	$47.14

93,277,955	46,406,961	24,448,248	84,184,307	17,594,901	4,000,914	4,438,200

$1,676,572,221	$1,747,531,714	$757,037,542	$2,041,825,703	$246,023,282	$46,270,207	$197,737,687

$18.00	$25.69	$26.22	$17.80	$11.94	$10.73	$35.04

385,031	165,419	78,411	945,972	53,392	74,401	17,284

$6,929,609	$4,248,873	$2,056,268	$16,842,204	$637,272	$798,458	$605,694

$17.89	$26.03	$26.34	$18.42	$11.90	$10.58	$34.78

25,323,223	16,140,964	9,642,972	33,180,426	3,023,516	983,901	1,087,047

$452,908,598	$420,107,379	$254,008,650	$611,311,181	$35,964,980	$10,409,836	$37,807,307

$17.89	$39.00	$32.15	$24.79	$14.09	$11.58	$45.79

54,016,660	44,267,519	7,106,021	69,613,914	5,899,984	222,929	3,005,203

$966,338,195	$1,726,408,409	$228,463,405	$1,725,700,012	$83,154,826	$2,582,112	$137,606,393

$17.99	$37.96	$31.87	$26.88	$14.67	$11.87	$44.42

3,041,865	1,252,726	1,380,296	2,667,640	776,759	61,811	286,091

$54,731,712	$47,558,930	$43,993,438	$71,711,473	$11,396,223	$733,620	$12,708,472

$18.02	$39.50	$33.10	$27.69	$14.87	$11.94	$45.90

4,259,767	1,828,388	1,156,396	5,964,541	904,669	22,351	1,443,959

$76,744,705	$72,212,914	$38,272,854	$165,136,721	$13,448,403	$266,767	$66,272,734

The accompanying notes are an integral part of these financial statements.

113

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund
Class R5: Net asset value per share	$39.15	$24.10	$23.97

Shares outstanding	1,165,775	5,056,037	4,359,438

Net Assets	$45,642,964	$121,871,081	$104,487,152

Class R6: Net asset value per share	$39.36	$24.19	$23.97

Shares outstanding	1,459,048	1,325,309	123,682

Net Assets	$57,431,821	$32,058,716	$2,964,440

Class Y: Net asset value per share	$39.36	$24.20	$23.97

Shares outstanding	23,866,260	11,640,777	60,924,705

Net Assets	$939,299,898	$281,692,038	$1,460,506,424

Cost of investments	$8,070,004,003	$2,268,915,893	$5,795,975,974
Cost of foreign currency	$345,021	$—	$—

The accompanying notes are an integral part of these financial statements.

114

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Small Cap Core Fund	The Hartford Small Cap Growth Fund
$18.09	$40.78	$34.23	$28.24	$15.03	$11.96	$47.52

3,607,748	362,665	156,036	6,854,127	653,984	3,715	2,150,095

$65,276,175	$14,790,586	$5,341,555	$193,533,164	$9,830,929	$44,447	$102,165,564

$18.13	$41.21	$—	$28.45	$—	$—	$47.94

802,597	22,867	—	926,350	—	—	84,950

$14,551,351	$942,353	$—	$26,352,013	$—	$—	$4,072,226

$18.13	$41.23	$34.54	$28.44	$15.07	$12.00	$48.00

21,290,005	5,603,739	1,480,173	52,427,630	5,306,377	9,172,184	6,050,221

$386,010,624	$231,037,203	$51,125,226	$1,490,965,306	$79,989,651	$110,027,993	$290,400,512

$3,091,609,086	$3,827,233,901	$1,400,480,004	$5,468,508,939	$455,965,090	$162,834,665	$807,872,402
$342,507	$19	$5	$—	$8	$—	$—

The accompanying notes are an integral part of these financial statements.

115

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

	The Hartford Small Company Fund	The Hartford Value Opportunities Fund
Assets:
Investments in securities, at market value	$491,167,092	$243,684,057
Foreign currency	5	5
Unrealized appreciation on foreign currency contracts	—	189,816
Receivables:
Investment securities sold	10,312,419	292,169
Fund shares sold	1,223,442	386,583
Dividends and interest	1,170	372,788
Other assets	83,055	37,986

Total assets	502,787,183	244,963,404

Liabilities:
Payables:
Investment securities purchased	3,707,705	275,244
Fund shares redeemed	6,075,509	490,152
Investment management fees	363,312	147,918
Transfer agent fees	103,079	35,202
Accounting services fees	6,189	2,958
Board of Directors’ fees	1,543	549
Variation margin on financial derivative instruments	—	—
Distribution fees	101,215	63,414
Accrued expenses	73,395	41,225

Total liabilities	10,431,947	1,056,662

Net assets	$492,355,236	$243,906,742

Summary of Net Assets:
Capital stock and paid-in-capital	$551,818,134	$249,034,962
Undistributed (distributions in excess of) net investment income	(4,351,537)	1,807,270
Accumulated net realized gain (loss)	(62,634,774)	1,401,885
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	7,523,413	(8,337,375)

Net assets	$492,355,236	$243,906,742

Shares authorized	550,000,000	27,000,000,000

Par value	$0.0010	$0.0001

Class A: Net asset value per share	$15.74	$17.94

Maximum offering price per share	$16.66	$18.98

Shares outstanding	16,680,205	10,450,475

Net Assets	$262,617,601	$187,475,458

Class B: Net asset value per share	$11.62	$15.70

Shares outstanding	74,196	44,254

Net Assets	$862,094	$694,964

Class C: Net asset value per share	$11.60	$15.52

Shares outstanding	2,205,555	1,431,759

Net Assets	$25,585,966	$22,223,282

Class I: Net asset value per share	$16.43	$17.75

Shares outstanding	2,549,545	1,078,542

Net Assets	$41,881,346	$19,138,908

Class R3: Net asset value per share	$17.05	$18.13

Shares outstanding	1,739,615	153,529

Net Assets	$29,662,240	$2,783,319

Class R4: Net asset value per share	$17.89	$18.34

Shares outstanding	1,555,756	475,561

Net Assets	$27,833,917	$8,720,113

The accompanying notes are an integral part of these financial statements.

116

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

	The Hartford Small Company Fund	The Hartford Value Opportunities Fund
Class R5: Net asset value per share	$18.67	$18.49

Shares outstanding	282,984	109,524

Net Assets	$5,283,230	$2,025,199

Class R6: Net asset value per share	$18.99	$—

Shares outstanding	472	—

Net Assets	$8,954	$—

Class Y: Net asset value per share	$18.99	$18.55

Shares outstanding	5,194,525	45,581

Net Assets	$98,619,888	$845,499

Cost of investments	$483,643,679	$252,199,826
Cost of foreign currency	$5	$5

The accompanying notes are an integral part of these financial statements.

117

Domestic Equity Funds

Statements of Operations

For the Year Ended October 31, 2016

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund
Investment Income:
Dividends	$143,337,537	$23,526,012	$199,022,904
Interest	498,843	353,775	829,749
Less: Foreign tax withheld	(2,296,967)	—	(1,203,213)

Total investment income, net	141,539,413	23,879,787	198,649,440

Expenses:
Investment management fees	62,134,574	6,195,616	46,133,657
Administrative services fees
Class R3	223,240	42,641	163,070
Class R4	235,596	129,586	212,081
Class R5	47,948	68,055	182,560
Transfer agent fees
Class A	7,290,152	713,950	4,523,276
Class B	296,783	6,018	111,473
Class C	1,852,881	226,670	498,683
Class I	1,281,666	550,868	3,015,687
Class R3	10,911	1,605	5,681
Class R4	3,165	1,367	2,097
Class R5	793	2,494	880
Class R6	23	278	29
Class Y	15,535	3,686	21,004
Distribution fees
Class A	12,377,203	1,451,394	9,039,373
Class B	1,059,598	11,292	318,416
Class C	15,712,138	1,916,610	4,480,958
Class R3	558,100	106,601	407,675
Class R4	392,661	215,978	353,468
Custodian fees	336,354	9,868	39,813
Registration and filing fees	258,555	233,675	243,239
Accounting services fees	1,515,696	266,954	1,010,346
Board of Directors’ fees	294,624	45,965	233,173
Audit fees	17,828	25,547	10,692
Other expenses	2,951,339	361,509	2,267,443

Total expenses (before waivers and fees paid indirectly)	108,867,363	12,588,227	73,274,774
Expense waivers	(17,841)	(68,701)	(307)
Transfer agent fee waivers	—	(2,630)	(16,089)
Commission recapture	(197,339)	(10,277)	(61,718)

Total waivers and fees paid indirectly	(215,180)	(81,608)	(78,114)

Total expenses, net	108,652,183	12,506,619	73,196,660

Net Investment Income (Loss)	32,887,230	11,373,168	125,452,780

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(111,566,193)	13,090,050	262,150,952
Less: Foreign taxes paid/(recapture of prior period foreign taxes paid) on realized capital gains	76,904	—	—
Net realized gain (loss) on futures contracts	—	5,722,949	—
Net realized gain (loss) on written options contracts	1,232,888	—	—
Net realized gain (loss) on foreign currency contracts	(353,279)	—	—
Net realized gain (loss) on other foreign currency transactions	(1,505,653)	—	(80,425)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(112,115,333)	18,812,999	262,070,527

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(52,786,473)	25,151,039	(75,928,077)
Net unrealized appreciation (depreciation) of futures contracts	—	(846,854)	—
Net unrealized appreciation (depreciation) of foreign currency contracts	(231,052)	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(5,562)	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(53,023,087)	24,304,185	(75,928,077)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(165,138,420)	43,117,184	186,142,450

Net Increase (Decrease) in Net Assets Resulting from Operations	$(132,251,190)	$54,490,352	$311,595,230

The accompanying notes are an integral part of these financial statements.

118

Domestic Equity Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2016

The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Small Cap Core Fund	The Hartford Small Cap Growth Fund

$111,069,214	$27,949,050	$15,205,186	$48,148,385	$6,569,130	$3,682,894	$7,317,401
174,749	181,117	110,142	95,896	30,308	5,975	24,666
(1,619,054)	(157,830)	(126,065)	(217,440)	(85,328)	(4,734)	(1,802)

109,624,909	27,972,337	15,189,263	48,026,841	6,514,110	3,684,135	7,340,265

22,321,455	32,954,869	13,310,953	39,668,312	3,306,729	1,258,592	6,501,628

107,561	93,809	107,929	143,875	22,340	1,722	29,977
109,412	104,003	67,083	227,506	19,045	512	102,761
68,739	86,590	5,435	174,599	8,144	65	107,837

1,965,971	2,335,129	1,413,599	3,038,682	493,813	109,383	452,945
27,300	30,280	12,871	59,191	5,652	4,787	5,490
411,792	518,395	423,911	760,166	66,141	23,582	65,241
911,928	3,253,264	383,083	2,635,736	79,902	3,030	324,110
3,043	4,053	2,202	6,454	1,352	322	2,857
1,733	1,574	663	10,208	577	91	2,585
1,295	559	422	1,898	459	15	1,469
152	54	—	215	—	—	77
5,524	3,551	584	21,267	1,370	1,580	4,086

4,315,488	4,486,027	2,169,339	5,083,510	605,606	119,893	531,649
25,990	92,214	40,360	203,183	9,938	12,700	9,736
4,533,435	4,281,446	2,916,675	6,160,408	380,251	114,852	427,318
268,903	234,523	269,823	359,688	55,849	4,304	74,941
182,354	173,339	111,805	379,176	31,742	854	171,269
23,774	62,604	13,055	26,386	4,952	1,921	9,945
197,872	467,732	218,738	291,544	113,283	106,767	167,717
431,114	559,674	219,817	651,613	61,730	23,494	145,271
111,051	147,243	49,599	164,804	14,221	5,812	29,443
19,052	37,394	40,856	20,152	19,923	26,910	30,901
1,049,596	1,490,770	580,590	1,678,600	214,142	47,131	289,788

37,094,534	51,419,096	22,359,392	61,767,173	5,517,161	1,868,319	9,489,041
—	(5,153)	—	—	(306)	(44,478)	—
—	(2,671)	(784)	—	(2,671)	(981)	(2,577)
(23,958)	(48,090)	(24,795)	(86,154)	(5,050)	—	(14,393)

(23,958)	(55,914)	(25,579)	(86,154)	(8,027)	(45,459)	(16,970)

37,070,576	51,363,182	22,333,813	61,681,019	5,509,134	1,822,860	9,472,071

72,554,333	(23,390,845)	(7,144,550)	(13,654,178)	1,004,976	1,861,275	(2,131,806)

121,736,441	121,075,288	133,818,137	207,993,670	34,652,421	(4,142,642)	7,265,224
—	—	—	—	—	—	—
—	—	—	—	—	34,578	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
(201,645)	(49,280)	(79,673)	475	(1,375)	(20)	—

121,534,796	121,026,008	133,738,464	207,994,145	34,651,046	(4,108,084)	7,265,224

21,266,299	(108,262,159)	(255,957,274)	(183,374,114)	(36,818,527)	7,401,701	(11,905,883)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
2,556	(41,215)	(13,332)	187	(1,319)	—	—

21,268,855	(108,303,374)	(255,970,606)	(183,373,927)	(36,819,846)	7,401,701	(11,905,883)

142,803,651	12,722,634	(122,232,142)	24,620,218	(2,168,800)	3,293,617	(4,640,659)

$215,357,984	$(10,668,211)	$(129,376,692)	$10,966,040	$(1,163,824)	$5,154,892	$(6,772,465)

The accompanying notes are an integral part of these financial statements.

119

Domestic Equity Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2016

	The Hartford Small Company Fund	The Hartford Value Opportunities Fund
Investment Income:
Dividends	$3,528,541	$5,539,218
Interest	40,654	3,245
Less: Foreign tax withheld	(1,946)	(73,175)

Total investment income, net	3,567,249	5,469,288

Expenses:
Investment management fees	5,133,936	1,756,666
Administrative services fees
Class R3	63,845	5,773
Class R4	51,227	15,378
Class R5	20,398	2,353
Transfer agent fees
Class A	826,452	360,238
Class B	9,006	7,148
Class C	70,152	36,530
Class I	166,717	17,511
Class R3	2,534	937
Class R4	1,327	515
Class R5	1,714	191
Class R6	15	—
Class Y	2,635	22
Distribution fees
Class A	718,725	479,930
Class B	16,212	12,005
Class C	294,814	237,154
Class R3	159,611	14,305
Class R4	85,379	25,630
Custodian fees	13,865	7,261
Registration and filing fees	133,716	104,220
Accounting services fees	88,833	35,133
Board of Directors’ fees	21,306	8,787
Audit fees	27,068	32,736
Other expenses	333,692	100,483

Total expenses (before waivers and fees paid indirectly)	8,243,179	3,260,906
Expense waivers	(99,960)	—
Transfer agent fee waivers	(21,630)	(3,558)
Commission recapture	(35,062)	(4,958)

Total waivers and fees paid indirectly	(156,652)	(8,516)

Total expenses, net	8,086,527	3,252,390

Net Investment Income (Loss)	(4,519,278)	2,216,898

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(54,768,655)	997,470
Net realized gain (loss) on foreign currency contracts	(1,440)	406,402
Net realized gain (loss) on other foreign currency transactions	(7,257)	(3,161)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(54,777,352)	1,400,711

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	15,918,148	6,325,253
Net unrealized appreciation (depreciation) of foreign currency contracts	—	188,531
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	116	(3,551)

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	15,918,264	6,510,233

Net Gain (Loss) on Investments and Foreign Currency Transactions	(38,859,088)	7,910,944

Net Increase (Decrease) in Net Assets Resulting from Operations	$(43,378,366)	$10,127,842

The accompanying notes are an integral part of these financial statements.

120

[This page is intentionally left blank]

121

Domestic Equity Funds

Statements of Changes in Net Assets

	The Hartford Capital Appreciation Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$32,887,230	$33,466,689
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(112,115,333)	842,200,425
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(53,023,087)	(410,182,741)

Net Increase (Decrease) in Net Assets Resulting from Operations	(132,251,190)	465,484,373

Distributions to Shareholders:
From net investment income
Class A	(18,675,755)	(19,536,679)
Class B	—	—
Class C	—	(701)
Class I	(10,761,362)	(12,661,018)
Class R3	—	—
Class R4	(463,066)	(519,713)
Class R5	(294,849)	(315,577)
Class R6	(63)	(67)
Class Y	(7,115,563)	(8,488,733)

Total from net investment income	(37,310,658)	(41,522,488)

From net realized gain on investments
Class A	(438,417,793)	(1,455,382,995)
Class B	(15,070,351)	(75,893,189)
Class C	(173,932,156)	(574,029,617)
Class I	(136,773,878)	(529,434,316)
Class R3	(9,354,336)	(32,300,323)
Class R4	(12,873,643)	(44,038,113)
Class R5	(3,831,005)	(12,968,848)
Class R6	(750)	(2,313)
Class Y	(80,511,075)	(295,123,770)

Total from net realized gain on investments	(870,764,987)	(3,019,173,484)

Total distributions	(908,075,645)	(3,060,695,972)

Capital Share Transactions:
Sold	758,948,093	910,437,998
Issued on reinvestment of distributions	816,781,443	2,695,759,974
Redeemed	(2,734,197,695)	(2,170,661,353)

Net increase (decrease) from capital share transactions	(1,158,468,159)	1,435,536,619

Net Increase (Decrease) in Net Assets	(2,198,794,994)	(1,159,674,980)

Net Assets:
Beginning of period	10,758,559,506	11,918,234,486

End of period	$8,559,764,512	$10,758,559,506

Undistributed (distributions in excess of) net investment income	$9,895,548	$20,247,641

The accompanying notes are an integral part of these financial statements.

122

Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

Hartford Core Equity Fund		The Hartford Dividend and Growth Fund		The Hartford Equity Income Fund		The Hartford Growth Opportunities Fund
For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

$11,373,168	$1,323,085	$125,452,780	$118,353,786	$72,554,333	$69,365,288	$(23,390,845)	$(15,970,929)
18,812,999	11,841,447	262,070,527	653,593,373	121,534,796	260,304,417	121,026,008	437,394,256
24,304,185	12,402,050	(75,928,077)	(568,860,972)	21,268,855	(224,484,377)	(108,303,374)	55,051,879

54,490,352	25,566,582	311,595,230	203,086,187	215,357,984	105,185,328	(10,668,211)	476,475,206

(465,251)	—	(53,356,089)	(53,330,205)	(32,476,063)	(34,841,148)	—	—
—	—	(168,802)	(248,204)	(176,732)	(292,697)	—	—
—	—	(3,516,421)	(3,428,739)	(5,227,247)	(5,503,496)	—	—
(589,851)	—	(28,868,542)	(29,053,061)	(18,011,247)	(18,972,046)	(3,669,652)	—
(15,841)	—	(914,285)	(947,993)	(824,896)	(922,073)	—	—
(59,578)	—	(1,989,241)	(2,087,025)	(1,341,395)	(1,415,614)	—	—
(96,862)	(10,900)	(2,893,253)	(3,821,230)	(1,457,618)	(1,856,668)	(207,916)	—
(3,976)	—	(23,179)	(176)	(312,125)	(81,867)	(1,839)	—
(816,185)	(79,362)	(25,402,486)	(23,161,988)	(8,468,043)	(5,447,517)	(916,456)	—

(2,047,544)	(90,262)	(117,132,298)	(116,078,621)	(68,295,366)	(69,333,126)	(4,795,863)	—

(5,468,834)	(1,708,044)	(300,651,553)	(319,566,759)	(130,263,232)	(52,367,058)	(154,534,005)	(263,434,988)
(30,265)	(25,536)	(3,520,351)	(6,141,424)	(973,250)	(571,688)	(1,648,838)	(4,960,981)
(1,792,561)	(305,170)	(38,621,958)	(40,699,300)	(34,385,190)	(12,820,307)	(48,077,854)	(57,331,100)
(3,041,432)	—	(139,270,997)	(159,438,841)	(60,953,369)	(25,565,543)	(196,267,084)	(295,776,038)
(146,771)	(6,892)	(6,738,972)	(7,630,510)	(4,055,582)	(1,610,943)	(3,695,112)	(5,335,475)
(457,276)	(20,981)	(11,790,425)	(12,877,938)	(5,435,111)	(2,086,941)	(5,130,996)	(9,014,113)
(502,307)	(4,732)	(18,209,560)	(18,791,192)	(5,497,821)	(2,537,076)	(9,535,593)	(17,052,786)
(19,284)	—	(810)	(825)	(1,013,726)	(270)	(55,369)	(1,642)
(532,867)	(33,979)	(113,864,478)	(110,478,069)	(17,993,623)	(6,421,509)	(15,044,007)	(11,356,544)

(11,991,597)	(2,105,334)	(632,669,104)	(675,624,858)	(260,570,904)	(103,981,335)	(433,988,858)	(664,263,667)

(14,039,141)	(2,195,596)	(749,801,402)	(791,703,479)	(328,866,270)	(173,314,461)	(438,784,721)	(664,263,667)

2,290,819,807	440,772,925	1,153,934,103	870,834,458	936,673,775	681,865,994	1,436,602,077	1,938,431,721
12,844,503	2,146,390	728,372,425	767,325,413	313,715,774	164,422,808	394,546,441	586,608,437
(544,161,945)	(66,483,921)	(1,662,415,361)	(1,332,979,134)	(971,932,216)	(1,041,591,242)	(2,238,189,742)	(973,687,863)

1,759,502,365	376,435,394	219,891,167	305,180,737	278,457,333	(195,302,440)	(407,041,224)	1,551,352,295

1,799,953,576	399,806,380	(218,315,005)	(283,436,555)	164,949,047	(263,431,573)	(856,494,156)	1,363,563,834

552,040,215	152,233,835	7,740,875,626	8,024,312,181	3,535,114,143	3,798,545,716	5,121,332,517	3,757,768,683

$2,351,993,791	$552,040,215	$7,522,560,621	$7,740,875,626	$3,700,063,190	$3,535,114,143	$4,264,838,361	$5,121,332,517

$10,519,338	$1,320,363	$16,038,314	$12,778,713	$2,506,351	$3,572,091	$(31,151,060)	$(14,579,911)

The accompanying notes are an integral part of these financial statements.

123

Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Healthcare Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$(7,144,550)	$(7,775,084)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	133,738,464	210,630,339
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	(255,970,606)	(81,018,374)

Net Increase (Decrease) in Net Assets Resulting from Operations	(129,376,692)	121,836,881

Distributions to Shareholders:
From net investment income
Class A	(14,774,170)	—
Class B	(25,242)	—
Class C	(4,082,717)	—
Class I	(5,005,081)	—
Class R3	(769,269)	—
Class R4	(750,074)	—
Class R5	(91,495)	—
Class R6	—	—
Class Y	(201,575)	—

Total from net investment income	(25,699,623)	—

From net realized gain on investments
Class A	(107,831,184)	(41,859,286)
Class B	(805,010)	(851,671)
Class C	(42,275,066)	(14,037,691)
Class I	(31,312,364)	(9,319,309)
Class R3	(6,983,832)	(2,814,540)
Class R4	(5,716,159)	(2,016,864)
Class R5	(587,165)	(166,891)
Class R6	—	—
Class Y	(1,204,668)	(387,225)

Total from net realized gain on investments	(196,715,448)	(71,453,477)

Total distributions	(222,415,071)	(71,453,477)

Capital Share Transactions:
Sold	493,312,793	820,134,006
Issued on reinvestment of distributions	212,237,633	67,149,489
Redeemed	(595,881,708)	(318,005,108)

Net increase (decrease) from capital share transactions	109,668,718	569,278,387

Net Increase (Decrease) in Net Assets	(242,123,045)	619,661,791

Net Assets:
Beginning of period	1,622,421,983	1,002,760,192

End of period	$1,380,298,938	$1,622,421,983

Undistributed (distributions in excess of) net investment income	$(6,979,465)	$25,115,753

The accompanying notes are an integral part of these financial statements.

124

Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

The Hartford MidCap Fund		The Hartford MidCap Value Fund		Hartford Small Cap Core Fund		The Hartford Small Cap Growth Fund
For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

$(13,654,178)	$(14,960,518)	$1,004,976	$1,025,454	$1,861,275	$514,829	$(2,131,806)	$(2,273,174)
207,994,145	366,391,796	34,651,046	36,894,829	(4,108,084)	5,912,698	7,265,224	81,852,155
(183,373,927)	(27,752,044)	(36,819,846)	(26,170,534)	7,401,701	(7,492,668)	(11,905,883)	(48,111,132)

10,966,040	323,679,234	(1,163,824)	11,749,749	5,154,892	(1,065,141)	(6,772,465)	31,467,849

—	—	(275,050)	(341,861)	(70,735)	(357,551)	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	(127,915)	(187,954)	(11,508)	—	—	—
—	—	—	—	—	(3,127)	—	—
—	—	(22,762)	(23,807)	(746)	(4,294)	—	—
—	—	(32,762)	(27,078)	(332)	(2,126)	—	—
—	—	—	—	—	—	—	—
—	—	(412,075)	(899,001)	(629,357)	(8,040)	—	—

—	—	(870,564)	(1,479,701)	(712,678)	(375,138)	—	—

(151,263,105)	(184,194,907)	(17,289,556)	(25,023,718)	(2,941,872)	(4,979,568)	(19,573,523)	(10,378,573)
(2,305,048)	(3,556,326)	(115,604)	(263,547)	(103,364)	(295,991)	(143,328)	(136,204)
(59,112,629)	(65,661,987)	(3,418,231)	(5,248,502)	(800,241)	(1,353,083)	(4,915,440)	(2,398,611)
(52,220,276)	(54,161,721)	(2,257,530)	(4,062,792)	(146,403)	—	(16,064,845)	(5,567,529)
(5,048,697)	(5,156,865)	(739,923)	(1,112,176)	(47,729)	(57,213)	(1,308,316)	(438,934)
(9,199,730)	(8,609,977)	(968,135)	(997,104)	(33,653)	(47,142)	(5,735,269)	(2,115,375)
(10,739,665)	(9,910,109)	(552,521)	(545,519)	(12,234)	(18,490)	(8,824,997)	(2,053,035)
(457,136)	(858)	—	—	—	—	(1,036)	(409)
(76,830,945)	(93,055,770)	(10,454,900)	(17,186,601)	(80,943)	(66,839)	(23,851,463)	(9,827,589)

(367,177,231)	(424,308,520)	(35,796,400)	(54,439,959)	(4,166,439)	(6,818,326)	(80,418,217)	(32,916,259)

(367,177,231)	(424,308,520)	(36,666,964)	(55,919,660)	(4,879,117)	(7,193,464)	(80,418,217)	(32,916,259)

2,650,865,717	1,200,228,321	181,911,321	88,470,823	134,821,557	14,331,069	187,622,376	570,802,700
354,262,220	408,459,678	35,755,123	53,690,386	4,755,718	6,960,461	75,835,823	30,936,318
(1,288,292,852)	(880,393,835)	(190,066,099)	(100,385,918)	(40,062,147)	(14,688,536)	(351,220,720)	(285,998,389)

1,716,835,085	728,294,164	27,600,345	41,775,291	99,515,128	6,602,994	(87,762,521)	315,740,629

1,360,623,894	627,664,878	(10,230,443)	(2,394,620)	99,790,903	(1,655,611)	(174,953,203)	314,292,219

4,982,753,883	4,355,089,005	490,676,009	493,070,629	71,342,537	72,998,148	1,024,329,792	710,037,573

$6,343,377,777	$4,982,753,883	$480,445,566	$490,676,009	$171,133,440	$71,342,537	$849,376,589	$1,024,329,792

$(14,877,948)	$(15,051,876)	$448,510	$(85,511)	$1,523,691	$408,952	$(2,151,347)	$—

The accompanying notes are an integral part of these financial statements.

125

Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Small Company Fund		The Hartford Value Opportunities Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$(4,519,278)	$(5,699,234)	$2,216,898	$3,303,167
Net realized gain (loss) on investments and foreign currency transactions	(54,777,352)	95,492,235	1,400,711	25,237,375
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	15,918,264	(146,075,875)	6,510,233	(31,990,731)

Net Increase (Decrease) in Net Assets Resulting from Operations	(43,378,366)	(56,282,874)	10,127,842	(3,450,189)

Distributions to Shareholders:
From net investment income
Class A	—	—	(2,456,428)	(1,586,036)
Class B	—	—	(1,491)	—
Class C	—	—	(175,129)	(73,184)
Class I	—	—	(303,751)	(411,176)
Class R3	—	—	(28,706)	(17,676)
Class R4	—	—	(135,738)	(93,078)
Class R5	—	—	(38,022)	(22,409)
Class R6	—	—	—	—
Class Y	—	—	(26,215)	(18,003)

Total from net investment income	—	—	(3,165,480)	(2,221,562)

From net realized gain on investments
Class A	(42,671,700)	(58,246,001)	(13,581,630)	(16,110,192)
Class B	(411,283)	(924,635)	(135,988)	(287,477)
Class C	(5,940,781)	(7,686,853)	(1,994,652)	(2,411,601)
Class I	(8,856,960)	(9,826,479)	(1,450,185)	(2,996,924)
Class R3	(4,392,173)	(9,236,016)	(234,307)	(296,248)
Class R4	(4,976,118)	(9,918,855)	(770,995)	(882,937)
Class R5	(3,452,139)	(1,227,471)	(162,116)	(178,838)
Class R6	(1,073)	(1,449)	—	—
Class Y	(30,836,502)	(48,355,024)	(104,674)	(125,553)

Total from net realized gain on investments	(101,538,729)	(145,422,783)	(18,434,547)	(23,289,770)

Total distributions	(101,538,729)	(145,422,783)	(21,600,027)	(25,511,332)

Capital Share Transactions:
Sold	126,281,674	221,264,300	31,296,189	32,902,523
Issued on reinvestment of distributions	100,404,598	144,047,379	20,417,747	24,146,676
Redeemed	(411,920,528)	(271,656,378)	(79,219,286)	(85,435,881)

Net increase (decrease) from capital share transactions	(185,234,256)	93,655,301	(27,505,350)	(28,386,682)

Net Increase (Decrease) in Net Assets	(330,151,351)	(108,050,356)	(38,977,535)	(57,348,203)

Net Assets:
Beginning of period	822,506,587	930,556,943	282,884,277	340,232,480

End of period	$492,355,236	$822,506,587	$243,906,742	$282,884,277

Undistributed (distributions in excess of) net investment income	$(4,351,537)	$(5,273,174)	$1,807,270	$3,105,977

The accompanying notes are an integral part of these financial statements.

126

Domestic Equity Funds

Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Capital Appreciation Fund
For the Year Ended October 31, 2016
A	$38.15	$0.13	$(0.57)	$(0.44)	$(0.12)	$(3.10)	$(3.22)	$34.49	(0.97)%	$4,609,594	1.11%	1.11	%(4)	0.39%	88%
B	31.00	(0.13)	(0.49)	(0.62)	—	(3.10)	(3.10)	27.28	(1.82)	58,647	2.00	2.00	(4)	(0.49)	88
C	31.48	(0.09)	(0.49)	(0.58)	—	(3.10)	(3.10)	27.80	(1.65)	1,420,171	1.83	1.83	(4)	(0.33)	88
I	38.31	0.24	(0.57)	(0.33)	(0.23)	(3.10)	(3.33)	34.65	(0.65)	1,225,026	0.81	0.81	(4)	0.70	88
R3	41.06	0.03	(0.61)	(0.58)	—	(3.10)	(3.10)	37.38	(1.26)	103,526	1.43	1.42	(4)	0.09	88
R4	42.07	0.15	(0.63)	(0.48)	(0.10)	(3.10)	(3.20)	38.39	(0.95)	100,426	1.12	1.12	(4)	0.39	88
R5	42.84	0.27	(0.64)	(0.37)	(0.22)	(3.10)	(3.32)	39.15	(0.65)	45,643	0.82	0.82	(4)	0.69	88
R6	43.03	0.33	(0.66)	(0.33)	(0.24)	(3.10)	(3.34)	39.36	(0.56)	57,432	0.72	0.72	(4)	0.85	88
Y	43.05	0.30	(0.63)	(0.33)	(0.26)	(3.10)	(3.36)	39.36	(0.55)	939,300	0.72	0.72	(4)	0.78	88

For the Year Ended October 31, 2015
A	$49.44	$0.13	$1.27	$1.40	$(0.13)	$(12.56)	$(12.69)	$38.15	4.20%	$5,453,502	1.09%	1.09%		0.34%	79%
B	42.72	(0.17)	1.01	0.84	—	(12.56)	(12.56)	31.00	3.30	158,610	1.97	1.97		(0.53)	79
C	43.13	(0.12)	1.03	0.91	—	(12.56)	(12.56)	31.48	3.47	1,799,846	1.81	1.81		(0.38)	79
I	49.60	0.26	1.26	1.52	(0.25)	(12.56)	(12.81)	38.31	4.53	1,736,395	0.78	0.78		0.66	79
R3	52.24	0.01	1.37	1.38	—	(12.56)	(12.56)	41.06	3.87	124,072	1.40	1.40		0.03	79
R4	53.19	0.14	1.41	1.55	(0.11)	(12.56)	(12.67)	42.07	4.18	179,454	1.10	1.10		0.33	79
R5	53.92	0.28	1.43	1.71	(0.23)	(12.56)	(12.79)	42.84	4.49	53,292	0.80	0.80		0.63	79
R6(5)	54.32	0.30	1.25	1.55	(0.28)	(12.56)	(12.84)	43.03	4.16 (6)	10	0.76 (7)	0.75	(7)	0.70 (7)	79
Y	54.12	0.32	1.45	1.77	(0.28)	(12.56)	(12.84)	43.05	4.60	1,253,378	0.70	0.70		0.73	79

For the Year Ended October 31, 2014
A	$45.91	$0.22	$5.31	$5.53	$(0.12)	$(1.88)	$(2.00)	$49.44	12.49%	$5,789,682	1.10%	1.10%		0.46%	111%
B	40.14	(0.16)	4.62	4.46	—	(1.88)	(1.88)	42.72	11.55	270,227	1.95	1.95		(0.39)	111
C	40.46	(0.11)	4.66	4.55	—	(1.88)	(1.88)	43.13	11.69	1,992,142	1.81	1.81		(0.26)	111
I	46.01	0.37	5.34	5.71	(0.24)	(1.88)	(2.12)	49.60	12.87	2,194,464	0.76	0.76		0.79	111
R3	48.42	0.08	5.62	5.70	—	(1.88)	(1.88)	52.24	12.16	136,576	1.40	1.40		0.16	111
R4	49.24	0.23	5.72	5.95	(0.12)	(1.88)	(2.00)	53.19	12.50	191,319	1.10	1.10		0.46	111
R5	49.80	0.37	5.81	6.18	(0.18)	(1.88)	(2.06)	53.92	12.82	59,285	0.80	0.80		0.72	111
Y	50.05	0.46	5.79	6.25	(0.30)	(1.88)	(2.18)	54.12	12.94	1,284,539	0.70	0.70		0.88	111

For the Year Ended October 31, 2013
A	$32.65	$0.18	$13.31	$13.49	$(0.23)	$—	$(0.23)	$45.91	41.56%	$5,796,609	1.14%	1.14%		0.46%	91%
B	28.60	(0.13)	11.67	11.54	—	—	—	40.14	40.35	381,022	1.99	1.99		(0.37)	91
C	28.80	(0.09)	11.76	11.67	(0.01)	—	(0.01)	40.46	40.55	1,940,617	1.85	1.85		(0.25)	91
I	32.72	0.31	13.33	13.64	(0.35)	—	(0.35)	46.01	42.02	2,019,281	0.84	0.84		0.82	91
R3	34.41	0.08	14.06	14.14	(0.13)	—	(0.13)	48.42	41.20	134,084	1.41	1.40		0.21	91
R4	34.98	0.21	14.28	14.49	(0.23)	—	(0.23)	49.24	41.63	184,618	1.10	1.10		0.51	91
R5	35.40	0.35	14.41	14.76	(0.36)	—	(0.36)	49.80	42.04	142,768	0.80	0.80		0.84	91
Y	35.58	0.39	14.48	14.87	(0.40)	—	(0.40)	50.05	42.17	1,348,160	0.70	0.70		0.91	91

For the Year Ended October 31, 2012(8)
A	$30.55	$0.25	$2.38	$2.63	$(0.53)	$—	$(0.53)	$32.65	8.84%	$4,859,760	1.16%	1.16%		0.63%	74%
B	26.76	(0.31)	2.40	2.09	(0.25)	—	(0.25)	28.60	7.93	391,388	2.01	2.00		(0.23)	74
C	26.94	(0.16)	2.31	2.15	(0.29)	—	(0.29)	28.80	8.11	1,642,578	1.87	1.87		(0.09)	74
I	30.61	0.36	2.37	2.73	(0.62)	—	(0.62)	32.72	9.19	3,024,465	0.86	0.86		0.93	74
R3	32.17	0.10	2.61	2.71	(0.47)	—	(0.47)	34.41	8.59	122,235	1.41	1.40		0.39	74
R4	32.68	0.28	2.57	2.85	(0.55)	—	(0.55)	34.98	8.92	168,689	1.11	1.10		0.68	74
R5	33.09	0.40	2.58	2.98	(0.67)	—	(0.67)	35.40	9.25	185,705	0.80	0.80		1.00	74
Y	33.26	0.55	2.47	3.02	(0.70)	—	(0.70)	35.58	9.36	1,304,963	0.70	0.70		1.09	74

The accompanying notes are an integral part of these financial statements.

127

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Core Equity Fund
For the Year Ended October 31, 2016
A	$24.05	$0.15	$0.13	$0.28	$(0.03)	$(0.43)	$(0.46)	$23.87	1.21%	$703,896	0.80%	0.80	%(9)	0.64%	29%
B	22.33	(0.02)	0.11	0.09	—	(0.43)	(0.43)	21.99	0.43	766	1.96	1.55	(9)	(0.10)	29
C	22.27	(0.03)	0.13	0.10	—	(0.43)	(0.43)	21.94	0.47	281,383	1.55	1.55	(9)	(0.12)	29
I	24.09	0.21	0.13	0.34	(0.07)	(0.43)	(0.50)	23.93	1.47	749,824	0.55	0.55	(9)	0.88	29
R3	24.44	0.08	0.13	0.21	(0.04)	(0.43)	(0.47)	24.18	0.89	36,012	1.14	1.10	(9)	0.33	29
R4	24.73	0.15	0.14	0.29	(0.05)	(0.43)	(0.48)	24.54	1.21	144,490	0.83	0.80	(9)	0.63	29
R5	24.25	0.22	0.14	0.36	(0.08)	(0.43)	(0.51)	24.10	1.52	121,871	0.53	0.50	(9)	0.93	29
R6	24.33	0.24	0.13	0.37	(0.08)	(0.43)	(0.51)	24.19	1.55	32,059	0.43	0.43	(9)	1.00	29
Y	24.33	0.24	0.13	0.37	(0.07)	(0.43)	(0.50)	24.20	1.58	281,692	0.43	0.43	(9)	0.99	29

For the Year Ended October 31, 2015
A	$22.00	$0.13	$2.21	$2.34	$—	$(0.29)	$(0.29)	$24.05	10.75%	$267,237	1.03%	0.92%		0.55%	33%
B	20.60	(0.05)	2.07	2.02	—	(0.29)	(0.29)	22.33	9.92	1,614	2.18	1.74		(0.23)	33
C	20.54	(0.04)	2.06	2.02	—	(0.29)	(0.29)	22.27	9.95	73,070	1.73	1.62		(0.17)	33
I(10)	23.30	0.12	0.67	0.79	—	—	—	24.09	3.39 (6)	136,641	0.66 (7)	0.50	(7)	0.85 (7)	33
R3	22.41	0.06	2.26	2.32	—	(0.29)	(0.29)	24.44	10.46	5,081	1.34	1.16		0.27	33
R4	22.60	0.13	2.29	2.42	—	(0.29)	(0.29)	24.73	10.82	22,020	0.98	0.82		0.54	33
R5	22.72	0.20	2.26	2.46	(0.64)	(0.29)	(0.93)	24.25	11.10	26,977	0.64	0.49		0.84	33
R6(10)	23.53	0.11	0.69	0.80	—	—	—	24.33	3.40 (6)	597	0.57 (7)	0.45	(7)	0.78 (7)	33
Y	22.79	0.21	2.27	2.48	(0.65)	(0.29)	(0.94)	24.33	11.15	18,802	0.57	0.50		0.90	33

For the Year Ended October 31, 2014
A	$18.77	$0.03	$3.26	$3.29	$(0.06)	$—	$(0.06)	$22.00	17.56%	$126,308	1.37%	1.31%		0.16%	60%
B	17.66	(0.12)	3.06	2.94	—	—	—	20.60	16.65	1,898	2.49	2.10		(0.62)	60
C	17.59	(0.10)	3.05	2.95	—	—	—	20.54	16.77	19,798	2.06	2.00		(0.53)	60
R3	19.14	(0.01)	3.32	3.31	(0.04)	—	(0.04)	22.41	17.30	481	1.70	1.50		(0.05)	60
R4	19.20	0.05	3.35	3.40	—	—	—	22.60	17.71	889	1.34	1.20		0.21	60
R5	19.38	0.12	3.36	3.48	(0.14)	—	(0.14)	22.72	18.03	374	1.04	0.90		0.56	60
Y	19.44	0.13	3.37	3.50	(0.15)	—	(0.15)	22.79	18.07	2,486	0.91	0.85		0.62	60

For the Year Ended October 31, 2013
A	$14.57	$0.11	$4.24	$4.35	$(0.15)	$—	$(0.15)	$18.77	30.12%	$103,104	1.40%	1.35%		0.68%	28%
B	13.70	(0.01)	3.99	3.98	(0.02)	—	(0.02)	17.66	29.10	2,480	2.50	2.10		(0.04)	28
C	13.66	—	3.98	3.98	(0.05)	—	(0.05)	17.59	29.19	15,324	2.07	2.04		(0.01)	28
R3	14.86	0.09	4.32	4.41	(0.13)	—	(0.13)	19.14	29.88	330	1.69	1.50		0.51	28
R4	14.91	0.12	4.34	4.46	(0.17)	—	(0.17)	19.20	30.24	1,227	1.29	1.20		0.69	28
R5	15.04	0.19	4.37	4.56	(0.22)	—	(0.22)	19.38	30.68	204	1.00	0.90		1.12	28
Y	15.05	0.20	4.38	4.58	(0.19)	—	(0.19)	19.44	30.73	1,963	0.88	0.85		1.19	28

For the Year Ended October 31, 2012
A	$12.77	$0.09	$1.74	$1.83	$(0.03)	$—	$(0.03)	$14.57	14.39%	$83,534	1.44%	1.35%		0.69%	46%
B	12.07	(0.01)	1.64	1.63	—	—	—	13.70	13.50	2,761	2.50	2.10		(0.08)	46
C	12.03	(0.01)	1.64	1.63	—	—	—	13.66	13.55	11,913	2.09	2.09		(0.06)	46
R3	13.05	0.08	1.77	1.85	(0.04)	—	(0.04)	14.86	14.22	209	1.70	1.50		0.53	46
R4	13.07	0.12	1.78	1.90	(0.06)	—	(0.06)	14.91	14.57	167	1.31	1.20		0.85	46
R5	13.18	0.16	1.79	1.95	(0.09)	—	(0.09)	15.04	14.93	144	1.01	0.90		1.14	46
Y	13.20	0.15	1.80	1.95	(0.10)	—	(0.10)	15.05	14.90	1,594	0.85	0.85		1.04	46

The accompanying notes are an integral part of these financial statements.

128

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Dividend and Growth Fund
For the Year Ended October 31, 2016
A	$24.99	$0.37	$0.50	$0.87	$(0.34)	$(2.03)	$(2.37)	$23.49	4.12%	$3,501,684	1.03%	1.03	%(11)	1.59%	22%
B	24.55	0.16	0.47	0.63	(0.11)	(2.03)	(2.14)	23.04	3.12	19,716	2.01	1.96	(11)	0.71	22
C	24.34	0.19	0.47	0.66	(0.17)	(2.03)	(2.20)	22.80	3.31	437,961	1.77	1.77	(11)	0.85	22
I	24.89	0.41	0.50	0.91	(0.39)	(2.03)	(2.42)	23.38	4.31	1,779,168	0.83	0.83	(11)	1.78	22
R3	25.24	0.29	0.51	0.80	(0.26)	(2.03)	(2.29)	23.75	3.78	79,400	1.36	1.36	(11)	1.26	22
R4	25.37	0.37	0.51	0.88	(0.33)	(2.03)	(2.36)	23.89	4.10	136,673	1.06	1.06	(11)	1.56	22
R5	25.44	0.44	0.51	0.95	(0.39)	(2.03)	(2.42)	23.97	4.41	104,487	0.76	0.76	(11)	1.89	22
R6	25.44	0.42	0.55	0.97	(0.41)	(2.03)	(2.44)	23.97	4.48	2,964	0.66	0.66	(11)	1.76	22
Y	25.45	0.46	0.51	0.97	(0.42)	(2.03)	(2.45)	23.97	4.50	1,460,506	0.66	0.66	(11)	1.95	22

For the Year Ended October 31, 2015
A	$27.05	$0.36	$0.23	$0.59	$(0.35)	$(2.30)	$(2.65)	$24.99	2.46%	$3,724,804	1.02%	1.02%		1.43%	23%
B	26.59	0.14	0.22	0.36	(0.10)	(2.30)	(2.40)	24.55	1.54	44,909	1.97	1.92		0.54	23
C	26.42	0.17	0.23	0.40	(0.18)	(2.30)	(2.48)	24.34	1.70	467,006	1.76	1.76		0.69	23
I	26.95	0.41	0.23	0.64	(0.40)	(2.30)	(2.70)	24.89	2.67	1,715,056	0.81	0.81		1.64	23
R3	27.29	0.28	0.24	0.52	(0.27)	(2.30)	(2.57)	25.24	2.12	85,736	1.35	1.35		1.10	23
R4	27.42	0.36	0.23	0.59	(0.34)	(2.30)	(2.64)	25.37	2.42	150,367	1.04	1.04		1.41	23
R5	27.49	0.44	0.23	0.67	(0.42)	(2.30)	(2.72)	25.44	2.73	229,206	0.74	0.74		1.70	23
R6(5)	27.81	0.43	(0.05)	0.38	(0.45)	(2.30)	(2.75)	25.44	1.64 (6)	10	0.71 (7)	0.70	(7)	1.71 (7)	23
Y	27.50	0.46	0.24	0.70	(0.45)	(2.30)	(2.75)	25.45	2.83	1,323,782	0.64	0.64		1.80	23

For the Year Ended October 31, 2014
A	$25.28	$0.36	$3.43	$3.79	$(0.36)	$(1.66)	$(2.02)	$27.05	16.01%	$3,780,786	1.02%	1.02%		1.40%	23%
B	24.88	0.13	3.35	3.48	(0.11)	(1.66)	(1.77)	26.59	14.91	74,126	1.96	1.94		0.50	23
C	24.75	0.16	3.35	3.51	(0.18)	(1.66)	(1.84)	26.42	15.12	467,932	1.77	1.77		0.65	23
I	25.20	0.41	3.42	3.83	(0.42)	(1.66)	(2.08)	26.95	16.22	1,883,434	0.81	0.81		1.60	23
R3	25.49	0.28	3.45	3.73	(0.27)	(1.66)	(1.93)	27.29	15.61	91,839	1.35	1.35		1.07	23
R4	25.60	0.36	3.47	3.83	(0.35)	(1.66)	(2.01)	27.42	15.98	159,018	1.04	1.04		1.37	23
R5	25.66	0.44	3.48	3.92	(0.43)	(1.66)	(2.09)	27.49	16.32	226,236	0.74	0.74		1.68	23
Y	25.67	0.47	3.48	3.95	(0.46)	(1.66)	(2.12)	27.50	16.42	1,340,941	0.64	0.64		1.81	23

For the Year Ended October 31, 2013
A	$20.87	$0.36	$4.75	$5.11	$(0.35)	$(0.35)	$(0.70)	$25.28	25.17%	$3,454,165	1.05%	1.05%		1.57%	30%
B	20.54	0.16	4.68	4.84	(0.15)	(0.35)	(0.50)	24.88	24.08	98,179	2.00	1.95		0.71	30
C	20.45	0.19	4.65	4.84	(0.19)	(0.35)	(0.54)	24.75	24.26	411,405	1.79	1.79		0.83	30
I	20.80	0.41	4.74	5.15	(0.40)	(0.35)	(0.75)	25.20	25.48	1,581,081	0.83	0.83		1.79	30
R3	21.04	0.29	4.80	5.09	(0.29)	(0.35)	(0.64)	25.49	24.79	87,399	1.35	1.35		1.27	30
R4	21.12	0.37	4.82	5.19	(0.36)	(0.35)	(0.71)	25.60	25.21	139,811	1.05	1.05		1.58	30
R5	21.17	0.43	4.83	5.26	(0.42)	(0.35)	(0.77)	25.66	25.57	199,409	0.75	0.75		1.85	30
Y	21.18	0.46	4.83	5.29	(0.45)	(0.35)	(0.80)	25.67	25.68	1,596,519	0.65	0.65		1.99	30

For the Year Ended October 31, 2012(8)
A	$18.61	$0.34	$2.26	$2.60	$(0.34)	$—	$(0.34)	$20.87	14.07%	$2,942,844	1.08%	1.08%		1.69%	28%
B	18.32	0.17	2.21	2.38	(0.16)	—	(0.16)	20.54	13.03	108,710	2.02	1.95		0.84	28
C	18.25	0.18	2.22	2.40	(0.20)	—	(0.20)	20.45	13.20	340,069	1.82	1.82		0.94	28
I	18.56	0.40	2.23	2.63	(0.39)	—	(0.39)	20.80	14.30	1,341,707	0.81	0.81		1.96	28
R3	18.76	0.28	2.29	2.57	(0.29)	—	(0.29)	21.04	13.77	72,926	1.36	1.35		1.40	28
R4	18.84	0.34	2.29	2.63	(0.35)	—	(0.35)	21.12	14.04	122,160	1.05	1.05		1.68	28
R5	18.88	0.39	2.30	2.69	(0.40)	—	(0.40)	21.17	14.39	142,940	0.75	0.75		1.99	28
Y	18.88	0.41	2.31	2.72	(0.42)	—	(0.42)	21.18	14.55	1,556,898	0.65	0.65		2.08	28

The accompanying notes are an integral part of these financial statements.

129

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Equity Income Fund
For the Year Ended October 31, 2016
A	$18.70	$0.36	$0.64	$1.00	$(0.33)	$(1.40)	$(1.73)	$17.97	6.13%	$1,676,572	1.04%	1.04%	2.03%	14%
B	18.72	0.34	0.64	0.98	(0.30)	(1.40)	(1.70)	18.00	6.01	6,930	1.18	1.18	1.95	14
C	18.61	0.23	0.65	0.88	(0.20)	(1.40)	(1.60)	17.89	5.45	452,909	1.76	1.76	1.30	14
I	18.62	0.39	0.66	1.05	(0.38)	(1.40)	(1.78)	17.89	6.45	966,338	0.78	0.78	2.25	14
R3	18.72	0.30	0.64	0.94	(0.27)	(1.40)	(1.67)	17.99	5.77	54,732	1.38	1.38	1.68	14
R4	18.74	0.35	0.65	1.00	(0.32)	(1.40)	(1.72)	18.02	6.14	76,745	1.07	1.07	1.98	14
R5	18.81	0.41	0.64	1.05	(0.37)	(1.40)	(1.77)	18.09	6.42	65,276	0.77	0.77	2.31	14
R6	18.84	0.42	0.66	1.08	(0.39)	(1.40)	(1.79)	18.13	6.57	14,551	0.67	0.67	2.38	14
Y	18.84	0.41	0.67	1.08	(0.39)	(1.40)	(1.79)	18.13	6.57	386,011	0.67	0.67	2.35	14

For the Year Ended October 31, 2015
A	$19.04	$0.35	$0.18	$0.53	$(0.35)	$(0.52)	$(0.87)	$18.70	2.95%	$1,757,486	1.02%	1.02%	1.87%	20%
B	19.05	0.33	0.18	0.51	(0.32)	(0.52)	(0.84)	18.72	2.82	13,915	1.16	1.16	1.75	20
C	18.96	0.21	0.18	0.39	(0.22)	(0.52)	(0.74)	18.61	2.18	461,099	1.76	1.76	1.12	20
I	18.97	0.40	0.17	0.57	(0.40)	(0.52)	(0.92)	18.62	3.18	835,297	0.76	0.76	2.13	20
R3	19.06	0.29	0.18	0.47	(0.29)	(0.52)	(0.81)	18.72	2.61	56,026	1.36	1.36	1.52	20
R4	19.08	0.34	0.18	0.52	(0.34)	(0.52)	(0.86)	18.74	2.92	74,473	1.06	1.06	1.82	20
R5	19.15	0.40	0.18	0.58	(0.40)	(0.52)	(0.92)	18.81	3.22	76,741	0.76	0.76	2.15	20
R6(5)	19.39	0.35	0.04	0.39	(0.42)	(0.52)	(0.94)	18.84	2.20 (6)	13,902	0.69 (7)	0.69 (7)	1.93 (7)	20
Y	19.19	0.42	0.17	0.59	(0.42)	(0.52)	(0.94)	18.84	3.26	246,177	0.66	0.66	2.22	20

For the Year Ended October 31, 2014
A	$17.83	$0.34	$1.76	$2.10	$(0.33)	$(0.56)	$(0.89)	$19.04	12.19%	$1,951,760	1.03%	1.03%	1.83%	13%
B	17.82	0.32	1.77	2.09	(0.30)	(0.56)	(0.86)	19.05	12.15	21,619	1.16	1.16	1.72	13
C	17.77	0.20	1.75	1.95	(0.20)	(0.56)	(0.76)	18.96	11.36	458,695	1.76	1.76	1.08	13
I	17.76	0.38	1.77	2.15	(0.38)	(0.56)	(0.94)	18.97	12.54	903,048	0.76	0.76	2.07	13
R3	17.85	0.27	1.77	2.04	(0.27)	(0.56)	(0.83)	19.06	11.81	58,349	1.37	1.37	1.47	13
R4	17.87	0.33	1.76	2.09	(0.32)	(0.56)	(0.88)	19.08	12.13	76,746	1.06	1.06	1.78	13
R5	17.93	0.38	1.78	2.16	(0.38)	(0.56)	(0.94)	19.15	12.47	91,827	0.76	0.76	2.08	13
Y	17.96	0.40	1.79	2.19	(0.40)	(0.56)	(0.96)	19.19	12.61	236,502	0.66	0.66	2.17	13

For the Year Ended October 31, 2013
A	$14.81	$0.32	$3.23	$3.55	$(0.31)	$(0.22)	$(0.53)	$17.83	24.56%	$1,746,629	1.06%	1.06%	1.98%	17%
B	14.78	0.23	3.22	3.45	(0.19)	(0.22)	(0.41)	17.82	23.87	27,131	1.65	1.65	1.44	17
C	14.77	0.20	3.22	3.42	(0.20)	(0.22)	(0.42)	17.77	23.67	336,264	1.79	1.79	1.20	17
I	14.75	0.36	3.22	3.58	(0.35)	(0.22)	(0.57)	17.76	24.93	648,568	0.78	0.78	2.18	17
R3	14.83	0.27	3.23	3.50	(0.26)	(0.22)	(0.48)	17.85	24.17	47,928	1.38	1.38	1.62	17
R4	14.84	0.31	3.25	3.56	(0.31)	(0.22)	(0.53)	17.87	24.58	65,286	1.08	1.08	1.89	17
R5	14.88	0.35	3.27	3.62	(0.35)	(0.22)	(0.57)	17.93	24.99	72,270	0.77	0.77	2.06	17
Y	14.90	0.39	3.26	3.65	(0.37)	(0.22)	(0.59)	17.96	25.13	167,906	0.67	0.67	2.35	17

For the Year Ended October 31, 2012(8)
A	$12.93	$0.29	$1.89	$2.18	$(0.30)	$—	$(0.30)	$14.81	17.00%	$1,195,106	1.11%	1.11%	2.12%	27%
B	12.91	0.18	1.86	2.04	(0.14)	—	(0.14)	14.78	15.90	27,731	2.00	2.00	1.27	27
C	12.91	0.19	1.88	2.07	(0.21)	—	(0.21)	14.77	16.13	160,153	1.84	1.84	1.35	27
I	12.89	0.31	1.89	2.20	(0.34)	—	(0.34)	14.75	17.25	244,794	0.81	0.81	2.31	27
R3	12.96	0.24	1.90	2.14	(0.27)	—	(0.27)	14.83	16.63	23,077	1.42	1.42	1.72	27
R4	12.97	0.28	1.89	2.17	(0.30)	—	(0.30)	14.84	16.90	24,672	1.11	1.11	2.01	27
R5	12.99	0.32	1.91	2.23	(0.34)	—	(0.34)	14.88	17.33	8,931	0.82	0.82	2.48	27
Y	13.01	0.55	1.69	2.24	(0.35)	—	(0.35)	14.90	17.41	74,613	0.72	0.72	2.68	27

The accompanying notes are an integral part of these financial statements.

130

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Growth Opportunities Fund
For the Year Ended October 31, 2016
A	$40.68	$(0.20)	$0.55	$0.35	$—	$(3.37)	$(3.37)	$37.66	1.04%	$1,747,532	1.14%	1.14	%(12)	(0.55)%		117%
B	29.08	(0.37)	0.35	(0.02)	—	(3.37)	(3.37)	25.69	0.09	4,249	2.09	2.06	(12)	(1.45)		117
C	29.37	(0.33)	0.36	0.03	—	(3.37)	(3.37)	26.03	0.28	420,107	1.89	1.89	(12)	(1.29)		117
I	41.98	(0.12)	0.57	0.45	(0.06)	(3.37)	(3.43)	39.00	1.25	1,726,408	0.93	0.93	(12)	(0.32)		117
R3	41.11	(0.33)	0.55	0.22	—	(3.37)	(3.37)	37.96	0.71	47,559	1.47	1.47	(12)	(0.87)		117
R4	42.51	(0.22)	0.58	0.36	—	(3.37)	(3.37)	39.50	1.02	72,213	1.17	1.17	(12)	(0.57)		117
R5	43.73	(0.08)	0.57	0.49	(0.07)	(3.37)	(3.44)	40.78	1.30	14,791	0.87	0.86	(12)	(0.20)		117
R6	44.15	(0.07)	0.61	0.54	(0.11)	(3.37)	(3.48)	41.21	1.40	942	0.77	0.77	(12)	(0.17)		117
Y	44.17	(0.08)	0.62	0.54	(0.11)	(3.37)	(3.48)	41.23	1.40	231,037	0.77	0.77	(12)	(0.19)		117

For the Year Ended October 31, 2015
A	$43.76	$(0.17)	$4.82	$4.65	$—	$(7.73)	$(7.73)	$40.68	12.72%	$1,853,433	1.12%	1.12%		(0.42)%		93%
B	33.71	(0.39)	3.49	3.10	—	(7.73)	(7.73)	29.08	11.72	15,256	2.04	2.03		(1.32)		93
C	33.91	(0.34)	3.53	3.19	—	(7.73)	(7.73)	29.37	11.95	401,542	1.86	1.86		(1.17)		93
I	44.82	(0.09)	4.98	4.89	—	(7.73)	(7.73)	41.98	12.99	2,433,134	0.89	0.89		(0.21)		93
R3	44.25	(0.31)	4.90	4.59	—	(7.73)	(7.73)	41.11	12.39	44,347	1.45	1.45		(0.76)		93
R4	45.39	(0.19)	5.04	4.85	—	(7.73)	(7.73)	42.51	12.70	60,775	1.15	1.15		(0.45)		93
R5	46.36	(0.07)	5.17	5.10	—	(7.73)	(7.73)	43.73	13.02	123,897	0.84	0.84		(0.15)		93
R6(5)	47.09	(0.06)	4.85	4.79	—	(7.73)	(7.73)	44.15	12.16 (6)	11	0.82 (7)	0.82	(7)	(0.14	)(7)	93
Y	46.70	(0.04)	5.24	5.20	—	(7.73)	(7.73)	44.17	13.16	188,938	0.75	0.75		(0.09)		93

For the Year Ended October 31, 2014
A	$38.68	$(0.13)	$6.72	$6.59	$—	$(1.51)	$(1.51)	$43.76	17.63%	$1,497,082	1.15%	1.15%		(0.33)%		136	%(13)
B	30.38	(0.37)	5.21	4.84	—	(1.51)	(1.51)	33.71	16.65	22,277	2.07	2.02		(1.18)		136	(13)
C	30.51	(0.33)	5.24	4.91	—	(1.51)	(1.51)	33.91	16.81	251,628	1.88	1.88		(1.05)		136	(13)
I	39.49	(0.04)	6.88	6.84	—	(1.51)	(1.51)	44.82	17.92	1,733,488	0.91	0.91		(0.09)		136	(13)
R3	39.21	(0.26)	6.81	6.55	—	(1.51)	(1.51)	44.25	17.28	29,954	1.46	1.45		(0.62)		136	(13)
R4	40.06	(0.14)	6.98	6.84	—	(1.51)	(1.51)	45.39	17.65	52,498	1.15	1.15		(0.32)		136	(13)
R5	40.76	(0.02)	7.13	7.11	—	(1.51)	(1.51)	46.36	18.02	102,841	0.85	0.85		(0.05)		136	(13)
Y	41.02	0.03	7.16	7.19	—	(1.51)	(1.51)	46.70	18.11	68,001	0.75	0.75		0.08		136	(13)

For the Year Ended October 31, 2013
A	$29.60	$(0.10)	$9.18	$9.08	$—	$—	$—	$38.68	30.68%	$982,699	1.19%	1.19%		(0.30)%		120	%(14)
B	23.43	(0.28)	7.23	6.95	—	—	—	30.38	29.66	24,296	2.11	1.96		(1.05)		120	(14)
C	23.52	(0.27)	7.26	6.99	—	—	—	30.51	29.72	176,392	1.90	1.90		(1.01)		120	(14)
I	30.14	(0.01)	9.36	9.35	—	—	—	39.49	31.02	1,288,778	0.92	0.92		(0.03)		120	(14)
R3	30.09	(0.19)	9.31	9.12	—	—	—	39.21	30.31	24,924	1.46	1.45		(0.56)		120	(14)
R4	30.64	(0.09)	9.51	9.42	—	—	—	40.06	30.74	44,353	1.15	1.15		(0.25)		120	(14)
R5	31.09	0.01	9.66	9.67	—	—	—	40.76	31.10	20,243	0.85	0.85		0.04		120	(14)
Y	31.25	0.05	9.72	9.77	—	—	—	41.02	31.26	57,712	0.75	0.75		0.14		120	(14)

For the Year Ended October 31, 2012
A	$25.98	$(0.15)	$3.77	$3.62	$—	$—	$—	$29.60	13.93%	$748,795	1.23%	1.21%		(0.54)%		116%
B	20.72	(0.28)	2.99	2.71	—	—	—	23.43	13.08	23,529	2.15	1.96		(1.29)		116
C	20.80	(0.28)	3.00	2.72	—	—	—	23.52	13.08	123,174	1.93	1.93		(1.26)		116
I	26.39	(0.08)	3.83	3.75	—	—	—	30.14	14.21	893,563	0.95	0.95		(0.28)		116
R3	26.48	(0.22)	3.83	3.61	—	—	—	30.09	13.63	17,259	1.48	1.45		(0.78)		116
R4	26.89	(0.14)	3.89	3.75	—	—	—	30.64	13.95	38,458	1.16	1.15		(0.47)		116
R5	27.20	(0.05)	3.94	3.89	—	—	—	31.09	14.30	14,935	0.86	0.85		(0.17)		116
Y	27.32	(0.03)	3.96	3.93	—	—	—	31.25	14.39	46,782	0.76	0.76		(0.09)		116

The accompanying notes are an integral part of these financial statements.

131

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Healthcare Fund
For the Year Ended October 31, 2016
A	$38.70	$(0.12)	$(2.52)	$(2.64)	$(0.55)	$(4.55)	$(5.10)	$30.96	(8.11)%	$757,038	1.33%	1.33%	(0.36)%	35%
B	33.41	(0.36)	(2.15)	(2.51)	(0.13)	(4.55)	(4.68)	26.22	(8.94)	2,056	2.24	2.22	(1.26)	35
C	33.73	(0.31)	(2.15)	(2.46)	(0.38)	(4.55)	(4.93)	26.34	(8.78)	254,009	2.06	2.06	(1.10)	35
I	39.98	(0.03)	(2.61)	(2.64)	(0.64)	(4.55)	(5.19)	32.15	(7.86)	228,463	1.07	1.07	(0.09)	35
R3	39.69	(0.22)	(2.61)	(2.83)	(0.44)	(4.55)	(4.99)	31.87	(8.38)	43,993	1.62	1.62	(0.66)	35
R4	41.01	(0.13)	(2.69)	(2.82)	(0.54)	(4.55)	(5.09)	33.10	(8.09)	38,273	1.32	1.32	(0.36)	35
R5	42.22	(0.02)	(2.79)	(2.81)	(0.63)	(4.55)	(5.18)	34.23	(7.82)	5,342	1.03	1.03	(0.06)	35
Y	42.54	0.02	(2.80)	(2.78)	(0.67)	(4.55)	(5.22)	34.54	(7.72)	51,125	0.92	0.92	0.05	35

For the Year Ended October 31, 2015
A	$36.60	$(0.18)	$4.77	$4.59	$—	$(2.49)	$(2.49)	$38.70	13.19%	$914,414	1.28%	1.28%	(0.46)%	39%
B	32.18	(0.46)	4.18	3.72	—	(2.49)	(2.49)	33.41	12.23	6,239	2.15	2.15	(1.35)	39
C	32.42	(0.41)	4.21	3.80	—	(2.49)	(2.49)	33.73	12.40	310,668	2.02	2.02	(1.19)	39
I	37.63	(0.07)	4.91	4.84	—	(2.49)	(2.49)	39.98	13.51	266,553	1.01	1.01	(0.18)	39
R3	37.58	(0.31)	4.91	4.60	—	(2.49)	(2.49)	39.69	12.85	59,135	1.61	1.61	(0.78)	39
R4	38.64	(0.20)	5.06	4.86	—	(2.49)	(2.49)	41.01	13.19	51,253	1.30	1.30	(0.48)	39
R5	39.60	(0.08)	5.19	5.11	—	(2.49)	(2.49)	42.22	13.52	5,326	1.01	1.01	(0.18)	39
Y	39.85	(0.03)	5.21	5.18	—	(2.49)	(2.49)	42.54	13.64	8,834	0.90	0.90	(0.08)	39

For the Year Ended October 31, 2014
A	$28.05	$(0.13)	$8.68	$8.55	$—	$—	$—	$36.60	30.48%	$599,010	1.33%	1.33%	(0.40)%	28%
B	24.88	(0.36)	7.66	7.30	—	—	—	32.18	29.34	11,303	2.20	2.20	(1.27)	28
C	25.03	(0.32)	7.71	7.39	—	—	—	32.42	29.52	176,581	2.06	2.06	(1.13)	28
I	28.76	(0.04)	8.91	8.87	—	—	—	37.63	30.84	137,450	1.05	1.05	(0.12)	28
R3	28.89	(0.24)	8.93	8.69	—	—	—	37.58	30.08	40,482	1.64	1.64	(0.71)	28
R4	29.62	(0.14)	9.16	9.02	—	—	—	38.64	30.45	29,530	1.34	1.34	(0.41)	28
R5	30.27	(0.04)	9.37	9.33	—	—	—	39.60	30.82	2,323	1.05	1.05	(0.12)	28
Y	30.42	—	9.43	9.43	—	—	—	39.85	31.00	6,081	0.94	0.94	—	28

For the Year Ended October 31, 2013
A	$20.11	$(0.06)	$8.00	$7.94	$—	$—	$—	$28.05	39.48%	$415,323	1.40%	1.40%	(0.24)%	32%
B	17.99	(0.23)	7.12	6.89	—	—	—	24.88	38.30	14,697	2.29	2.26	(1.08)	32
C	18.07	(0.21)	7.17	6.96	—	—	—	25.03	38.52	116,641	2.11	2.11	(0.95)	32
I	20.55	0.01	8.20	8.21	—	—	—	28.76	39.95	79,005	1.08	1.08	0.06	32
R3	20.77	(0.13)	8.25	8.12	—	—	—	28.89	39.09	24,914	1.66	1.65	(0.51)	32
R4	21.22	(0.05)	8.45	8.40	—	—	—	29.62	39.59	17,817	1.36	1.35	(0.20)	32
R5	21.62	0.05	8.60	8.65	—	—	—	30.27	40.01	1,267	1.08	1.05	0.19	32
Y	21.71	0.05	8.66	8.71	—	—	—	30.42	40.12	4,056	0.96	0.96	0.20	32

For the Year Ended October 31, 2012(8)
A	$16.80	$—	$3.31	$3.31	$—	$—	$—	$20.11	19.70%	$276,741	1.47%	1.47%	—%	46%
B	15.15	(0.17)	3.01	2.84	—	—	—	17.99	18.75	14,015	2.38	2.28	(0.84)	46
C	15.20	(0.12)	2.99	2.87	—	—	—	18.07	18.88	73,728	2.17	2.17	(0.71)	46
I	17.10	0.07	3.38	3.45	—	—	—	20.55	20.18	38,199	1.11	1.11	0.35	46
R3	17.38	(0.02)	3.41	3.39	—	—	—	20.77	19.51	12,521	1.69	1.65	(0.15)	46
R4	17.70	0.02	3.50	3.52	—	—	—	21.22	19.89	12,363	1.38	1.35	0.11	46
R5	17.98	0.08	3.56	3.64	—	—	—	21.62	20.24	2,489	1.09	1.05	0.43	46
Y	18.05	0.10	3.56	3.66	—	—	—	21.71	20.28	3,252	0.98	0.98	0.48	46

The accompanying notes are an integral part of these financial statements.

132

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford MidCap Fund
For the Year Ended October 31, 2016
A	$26.47	$(0.07)	$(0.22)	$(0.29)	$—	$(1.93)	$(1.93)	$24.25	(0.79)%	$2,041,826	1.17%	1.17%	(0.29)%		31%
B	20.13	(0.21)	(0.19)	(0.40)	—	(1.93)	(1.93)	17.80	(1.66)	16,842	2.06	2.06	(1.16)		31
C	20.73	(0.18)	(0.20)	(0.38)	—	(1.93)	(1.93)	18.42	(1.50)	611,311	1.89	1.89	(1.01)		31
I	26.96	(0.04)	(0.20)	(0.24)	—	(1.93)	(1.93)	24.79	(0.57)	1,725,700	1.02	1.02	(0.18)		31
R3	29.20	(0.16)	(0.23)	(0.39)	—	(1.93)	(1.93)	26.88	(1.07)	71,711	1.48	1.48	(0.59)		31
R4	29.93	(0.08)	(0.23)	(0.31)	—	(1.93)	(1.93)	27.69	(0.76)	165,137	1.18	1.18	(0.30)		31
R5	30.39	—	(0.22)	(0.22)	—	(1.93)	(1.93)	28.24	(0.47)	193,533	0.87	0.87	—		31
R6	30.58	—	(0.20)	(0.20)	—	(1.93)	(1.93)	28.45	(0.36)	26,352	0.77	0.77	0.01		31
Y	30.57	0.03	(0.23)	(0.20)	—	(1.93)	(1.93)	28.44	(0.36)	1,490,965	0.77	0.77	0.10		31

For the Year Ended October 31, 2015
A	$27.38	$(0.09)	$1.85	$1.76	$—	$(2.67)	$(2.67)	$26.47	7.28%	$2,048,529	1.14%	1.14%	(0.35)%		29%
B	21.65	(0.25)	1.40	1.15	—	(2.67)	(2.67)	20.13	6.28	24,665	2.03	2.03	(1.22)		29
C	22.18	(0.23)	1.45	1.22	—	(2.67)	(2.67)	20.73	6.46	626,345	1.88	1.88	(1.09)		29
I	27.78	(0.02)	1.87	1.85	—	(2.67)	(2.67)	26.96	7.52	702,566	0.87	0.87	(0.09)		29
R3	30.02	(0.20)	2.05	1.85	—	(2.67)	(2.67)	29.20	6.91	76,925	1.47	1.47	(0.69)		29
R4	30.61	(0.11)	2.10	1.99	—	(2.67)	(2.67)	29.93	7.26	135,698	1.16	1.16	(0.39)		29
R5	30.96	(0.03)	2.13	2.10	—	(2.67)	(2.67)	30.39	7.59	164,879	0.86	0.86	(0.09)		29
R6(5)	31.11	(0.04)	2.18	2.14	—	(2.67)	(2.67)	30.58	7.65 (6)	1,230	0.77 (7)	0.77 (7)	(0.13	)(7)	29
Y	31.10	0.01	2.13	2.14	—	(2.67)	(2.67)	30.57	7.66	1,201,917	0.76	0.76	0.04		29

For the Year Ended October 31, 2014
A	$25.67	$(0.10)	$3.82	$3.72	$—	$(2.01)	$(2.01)	$27.38	15.57%	$1,891,075	1.15%	1.15%	(0.40)%		34%
B	20.88	(0.27)	3.05	2.78	—	(2.01)	(2.01)	21.65	14.56	29,446	2.05	2.05	(1.29)		34
C	21.30	(0.24)	3.13	2.89	—	(2.01)	(2.01)	22.18	14.81	544,154	1.88	1.88	(1.13)		34
I	25.95	(0.04)	3.88	3.84	—	(2.01)	(2.01)	27.78	15.89	550,720	0.90	0.90	(0.17)		34
R3	28.03	(0.21)	4.21	4.00	—	(2.01)	(2.01)	30.02	15.24	56,403	1.47	1.47	(0.72)		34
R4	28.47	(0.12)	4.27	4.15	—	(2.01)	(2.01)	30.61	15.55	94,232	1.16	1.16	(0.41)		34
R5	28.69	(0.03)	4.31	4.28	—	(2.01)	(2.01)	30.96	15.91	110,364	0.86	0.86	(0.11)		34
Y	28.77	(0.01)	4.35	4.34	—	(2.01)	(2.01)	31.10	16.08	1,078,695	0.76	0.76	(0.02)		34

For the Year Ended October 31, 2013
A	$20.44	$(0.03)	$6.56	$6.53	$—	$(1.30)	$(1.30)	$25.67	34.17%	$1,847,041	1.20%	1.20%	(0.14)%		38%
B	17.00	(0.18)	5.36	5.18	—	(1.30)	(1.30)	20.88	33.01	33,232	2.11	2.07	(1.00)		38
C	17.29	(0.16)	5.47	5.31	—	(1.30)	(1.30)	21.30	33.21	474,663	1.91	1.91	(0.85)		38
I	20.65	0.02	6.63	6.65	(0.05)	(1.30)	(1.35)	25.95	34.48	277,953	0.96	0.96	0.09		38
R3	22.25	(0.10)	7.18	7.08	—	(1.30)	(1.30)	28.03	33.80	47,837	1.48	1.48	(0.43)		38
R4	22.51	(0.03)	7.29	7.26	—	(1.30)	(1.30)	28.47	34.24	77,603	1.17	1.17	(0.13)		38
R5	22.69	0.04	7.33	7.37	(0.07)	(1.30)	(1.37)	28.69	34.60	91,163	0.87	0.87	0.17		38
Y	22.75	0.07	7.34	7.41	(0.09)	(1.30)	(1.39)	28.77	34.73	872,297	0.77	0.77	0.28		38

For the Year Ended October 31, 2012
A	$20.67	$0.05	$2.22	$2.27	$—	$(2.50)	$(2.50)	$20.44	13.47%	$1,536,203	1.23%	1.23%	0.25%		45%
B	17.77	(0.10)	1.83	1.73	—	(2.50)	(2.50)	17.00	12.50	30,803	2.16	2.08	(0.62)		45
C	18.01	(0.08)	1.86	1.78	—	(2.50)	(2.50)	17.29	12.63	380,413	1.93	1.93	(0.45)		45
I	20.85	0.09	2.25	2.34	(0.04)	(2.50)	(2.54)	20.65	13.78	213,875	0.99	0.99	0.48		45
R3	22.32	—	2.43	2.43	—	(2.50)	(2.50)	22.25	13.16	37,776	1.49	1.49	(0.01)		45
R4	22.49	0.06	2.46	2.52	—	(2.50)	(2.50)	22.51	13.50	57,799	1.18	1.18	0.29		45
R5	22.66	0.13	2.47	2.60	(0.07)	(2.50)	(2.57)	22.69	13.85	66,039	0.88	0.88	0.59		45
Y	22.71	0.15	2.48	2.63	(0.09)	(2.50)	(2.59)	22.75	13.98	642,084	0.78	0.78	0.70		45

The accompanying notes are an integral part of these financial statements.

133

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford MidCap Value Fund
For the Year Ended October 31, 2016
A	$15.11	$0.03	$(0.03)	$—	$(0.02)	$(1.11)	$(1.13)	$13.98	0.18%	$246,023	1.30%	1.30	%(15)	0.18%	56%
B	13.15	(0.07)	(0.03)	(0.10)	—	(1.11)	(1.11)	11.94	(0.57)	637	2.42	2.12	(15)	(0.63)	56
C	13.09	(0.06)	(0.02)	(0.08)	—	(1.11)	(1.11)	11.90	(0.42)	35,965	2.02	2.02	(15)	(0.54)	56
I	15.22	0.05	(0.01)	0.04	(0.06)	(1.11)	(1.17)	14.09	0.48	83,155	1.06	1.06	(15)	0.39	56
R3	15.82	(0.01)	(0.03)	(0.04)	—	(1.11)	(1.11)	14.67	(0.07)	11,396	1.56	1.56	(15)	(0.07)	56
R4	15.99	0.03	(0.02)	0.01	(0.02)	(1.11)	(1.13)	14.87	0.30	13,448	1.25	1.25	(15)	0.23	56
R5	16.15	0.08	(0.03)	0.05	(0.06)	(1.11)	(1.17)	15.03	0.54	9,831	0.95	0.95	(15)	0.52	56
Y	16.19	0.09	(0.03)	0.06	(0.07)	(1.11)	(1.18)	15.07	0.63	79,990	0.85	0.85	(15)	0.63	56

For the Year Ended October 31, 2015
A	$16.73	$0.02	$0.25	$0.27	$(0.02)	$(1.87)	$(1.89)	$15.11	2.28%	$229,953	1.25%	1.25%		0.11%	33%
B	14.91	(0.10)	0.21	0.11	—	(1.87)	(1.87)	13.15	1.37	1,417	2.28	2.09		(0.75)	33
C	14.84	(0.08)	0.20	0.12	—	(1.87)	(1.87)	13.09	1.45	41,149	1.97	1.97		(0.62)	33
I	16.85	0.07	0.25	0.32	(0.08)	(1.87)	(1.95)	15.22	2.57	29,987	0.92	0.92		0.42	33
R3	17.45	(0.03)	0.27	0.24	—	(1.87)	(1.87)	15.82	1.97	10,204	1.52	1.52		(0.19)	33
R4	17.61	0.02	0.27	0.29	(0.04)	(1.87)	(1.91)	15.99	2.26	11,711	1.21	1.21		0.15	33
R5	17.75	0.07	0.28	0.35	(0.08)	(1.87)	(1.95)	16.15	2.62	7,564	0.92	0.92		0.44	33
Y	17.78	0.09	0.28	0.37	(0.09)	(1.87)	(1.96)	16.19	2.73	158,691	0.81	0.81		0.54	33

For the Year Ended October 31, 2014
A	$16.44	$0.03	$1.81	$1.84	$—	$(1.55)	$(1.55)	$16.73	12.32%	$222,876	1.27%	1.27%		0.19%	43%
B	14.93	(0.09)	1.62	1.53	—	(1.55)	(1.55)	14.91	11.41	2,156	2.28	2.10		(0.63)	43
C	14.85	(0.08)	1.62	1.54	—	(1.55)	(1.55)	14.84	11.56	41,382	1.99	1.99		(0.53)	43
I	16.49	0.09	1.82	1.91	—	(1.55)	(1.55)	16.85	12.75	37,414	0.92	0.92		0.53	43
R3	17.12	(0.01)	1.89	1.88	—	(1.55)	(1.55)	17.45	12.05	10,187	1.53	1.53		(0.08)	43
R4	17.21	0.04	1.91	1.95	—	(1.55)	(1.55)	17.61	12.42	9,476	1.22	1.22		0.22	43
R5	17.29	0.09	1.92	2.01	—	(1.55)	(1.55)	17.75	12.73	2,851	0.93	0.93		0.52	43
Y	17.31	0.11	1.91	2.02	—	(1.55)	(1.55)	17.78	12.79	166,729	0.82	0.82		0.63	43

For the Year Ended October 31, 2013
A	$12.58	$0.02	$3.97	$3.99	$(0.13)	$—	$(0.13)	$16.44	32.01%	$207,552	1.31%	1.31%		0.11%	59%
B	11.40	(0.09)	3.62	3.53	—	—	—	14.93	30.96	2,819	2.33	2.10		(0.68)	59
C	11.38	(0.08)	3.60	3.52	(0.05)	—	(0.05)	14.85	31.07	38,067	2.01	2.01		(0.60)	59
I	12.62	0.06	3.99	4.05	(0.18)	—	(0.18)	16.49	32.49	18,791	0.96	0.96		0.43	59
R3	13.12	(0.02)	4.15	4.13	(0.13)	—	(0.13)	17.12	31.68	5,089	1.53	1.53		(0.12)	59
R4	13.17	0.03	4.16	4.19	(0.15)	—	(0.15)	17.21	32.11	4,903	1.22	1.22		0.18	59
R5	13.23	0.06	4.19	4.25	(0.19)	—	(0.19)	17.29	32.46	1,309	0.93	0.93		0.38	59
Y	13.24	0.09	4.18	4.27	(0.20)	—	(0.20)	17.31	32.64	150,335	0.82	0.82		0.60	59

For the Year Ended October 31, 2012
A	$10.75	$0.08	$1.80	$1.88	$(0.05)	$—	$(0.05)	$12.58	17.55%	$159,104	1.38%	1.35%		0.67%	59%
B	9.77	(0.02)	1.65	1.63	—	—	—	11.40	16.88	2,813	2.38	2.10		(0.21)	59
C	9.74	—	1.64	1.64	—	—	—	11.38	16.84	28,522	2.06	2.06		(0.05)	59
I	10.79	0.12	1.81	1.93	(0.10)	—	(0.10)	12.62	18.02	5,296	1.00	1.00		1.06	59
R3	11.23	0.06	1.88	1.94	(0.05)	—	(0.05)	13.12	17.41	3,514	1.55	1.55		0.50	59
R4	11.28	0.10	1.88	1.98	(0.09)	—	(0.09)	13.17	17.70	2,735	1.25	1.25		0.79	59
R5	11.31	0.14	1.88	2.02	(0.10)	—	(0.10)	13.23	18.07	311	0.96	0.95		1.14	59
Y	11.31	0.15	1.89	2.04	(0.11)	—	(0.11)	13.24	18.22	136,388	0.84	0.84		1.24	59

The accompanying notes are an integral part of these financial statements.

134

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Small Cap Core Fund
For the Year Ended October 31, 2016
A	$12.35	$0.10	$(0.15	)(20)	$(0.05)	$(0.02)	$(0.72)	$(0.74)	$11.56	(0.22)%		$46,270	1.35%	1.31	%(16)	0.85%	94%
B	11.58	0.01	(0.14	)(20)	(0.13)	—	(0.72)	(0.72)	10.73	(0.93)		798	2.25	2.06	(16)	0.10	94
C	11.43	0.01	(0.14	)(20)	(0.13)	—	(0.72)	(0.72)	10.58	(0.94)		10,410	2.08	2.06	(16)	0.11	94
I	12.38	0.13	(0.15	)(20)	(0.02)	(0.06)	(0.72)	(0.78)	11.58	0.05		2,582	1.01	1.00	(16)	1.17	94
R3	12.67	0.08	(0.16	)(20)	(0.08)	—	(0.72)	(0.72)	11.87	(0.43)		734	1.61	1.51	(16)	0.65	94
R4	12.72	0.11	(0.15	)(20)	(0.04)	(0.02)	(0.72)	(0.74)	11.94	(0.09)		267	1.30	1.21	(16)	0.96	94
R5	12.78	0.13	(0.14	)(20)	(0.01)	(0.09)	(0.72)	(0.81)	11.96	0.16		44	1.00	0.91	(16)	1.08	94
Y	12.77	0.16	(0.15	)(20)	0.01	(0.06)	(0.72)	(0.78)	12.00	0.31		110,028	0.88	0.86	(16)	1.36	94

For the Year Ended October 31, 2015
A	$13.89	$0.11	$(0.28)		$(0.17)	$(0.08)	$(1.29)	$(1.37)	$12.35	(1.17)%		$51,249	1.40%	1.29%		0.85%	112%
B	13.12	0.01	(0.26)		(0.25)	—	(1.29)	(1.29)	11.58	(1.92)		1,792	2.28	2.05		0.12	112
C	12.96	0.01	(0.25)		(0.24)	—	(1.29)	(1.29)	11.43	(1.86)		12,905	2.14	2.04		0.10	112
I(10)	13.40	0.08	(1.10)		(1.02)	—	—	—	12.38	(7.61	)(6)	2,429	1.12 (7)	0.99	(7)	1.01 (7)	112
R3	14.21	0.09	(0.28)		(0.19)	(0.06)	(1.29)	(1.35)	12.67	(1.29)		830	1.70	1.50		0.64	112
R4	14.26	0.13	(0.27)		(0.14)	(0.11)	(1.29)	(1.40)	12.72	(0.97)		608	1.37	1.20		0.94	112
R5	14.32	0.17	(0.29)		(0.12)	(0.13)	(1.29)	(1.42)	12.78	(0.75)		218	1.06	0.90		1.23	112
Y	14.31	0.16	(0.27)		(0.11)	(0.14)	(1.29)	(1.43)	12.77	(0.71)		1,312	0.96	0.85		1.23	112

For the Year Ended October 31, 2014
A	$14.77	$0.10	$1.11		$1.21	$(0.14)	$(1.95)	$(2.09)	$13.89	9.22%		$54,722	1.41%	1.30%		0.75%	116%
B	14.06	—	1.05		1.05	(0.04)	(1.95)	(1.99)	13.12	8.39		3,119	2.32	2.05		0.01	116
C	13.94	—	1.03		1.03	(0.06)	(1.95)	(2.01)	12.96	8.39		13,603	2.16	2.05		—	116
R3	15.10	0.07	1.14		1.21	(0.15)	(1.95)	(2.10)	14.21	8.99		587	1.70	1.50		0.53	116
R4	15.10	0.11	1.14		1.25	(0.14)	(1.95)	(2.09)	14.26	9.31		516	1.37	1.20		0.81	116
R5	15.16	0.16	1.14		1.30	(0.19)	(1.95)	(2.14)	14.32	9.62		204	1.05	0.90		1.14	116
Y	15.14	0.17	1.14		1.31	(0.19)	(1.95)	(2.14)	14.31	9.75		247	0.96	0.85		1.20	116

For the Year Ended October 31, 2013
A	$11.21	$0.19	$3.50		$3.69	$(0.13)	$—	$(0.13)	$14.77	33.23%		$51,393	1.43%	1.30%		1.48%	140%
B	10.68	0.09	3.34		3.43	(0.05)	—	(0.05)	14.06	32.21		4,337	2.35	2.05		0.77	140
C	10.60	0.09	3.30		3.39	(0.05)	—	(0.05)	13.94	32.12		12,315	2.18	2.05		0.73	140
R3	11.47	0.14	3.61		3.75	(0.12)	—	(0.12)	15.10	32.93		598	1.68	1.50		1.05	140
R4	11.48	0.23	3.55		3.78	(0.16)	—	(0.16)	15.10	33.25		172	1.34	1.20		1.75	140
R5	11.51	0.25	3.58		3.83	(0.18)	—	(0.18)	15.16	33.71		169	1.04	0.90		1.87	140
Y	11.51	0.29	3.53		3.82	(0.19)	—	(0.19)	15.14	33.59		224	0.93	0.85		2.33	140

For the Year Ended October 31, 2012(8)
A	$10.10	$0.08	$1.03		$1.11	$—	$—	$—	$11.21	10.99%		$41,266	1.44%	1.30%		0.69%	121%
B	9.69	(0.01)	1.00		0.99	—	—	—	10.68	10.22		4,391	2.38	2.05		(0.06)	121
C	9.62	(0.01)	0.99		0.98	—	—	—	10.60	10.19		9,624	2.21	2.05		(0.06)	121
R3	10.35	0.05	1.07		1.12	—	—	—	11.47	10.82		144	1.65	1.50		0.52	121
R4	10.36	0.09	1.06		1.15	(0.03)	—	(0.03)	11.48	11.11		262	1.35	1.20		0.90	121
R5	10.36	0.12	1.07		1.19	(0.04)	—	(0.04)	11.51	11.48		127	1.03	0.90		1.11	121
Y	10.36	0.23	0.96		1.19	(0.04)	—	(0.04)	11.51	11.49		20,243	0.90	0.85		1.01	121

The accompanying notes are an integral part of these financial statements.

135

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Small Cap Growth Fund
For the Year Ended October 31, 2016
A	$48.56	$(0.19)	$0.11	(20)	$(0.08)	$—	$(3.93)	$(3.93)	$44.55	0.02%	$197,738	1.25%	1.25%	(0.44)%		45%
B	39.35	(0.43)	0.05	(20)	(0.38)	—	(3.93)	(3.93)	35.04	(0.84)	606	2.35	2.09	(1.23)		45
C	39.03	(0.39)	0.07	(20)	(0.32)	—	(3.93)	(3.93)	34.78	(0.65)	37,807	1.94	1.94	(1.13)		45
I	49.68	(0.07)	0.11	(20)	0.04	—	(3.93)	(3.93)	45.79	0.28	137,606	0.99	0.99	(0.16)		45
R3	48.54	(0.30)	0.11	(20)	(0.19)	—	(3.93)	(3.93)	44.42	(0.24)	12,708	1.51	1.51	(0.70)		45
R4	49.87	(0.18)	0.14	(20)	(0.04)	—	(3.93)	(3.93)	45.90	0.09	66,273	1.19	1.19	(0.39)		45
R5	51.35	(0.04)	0.14	(20)	0.10	—	(3.93)	(3.93)	47.52	0.40	102,166	0.89	0.89	(0.09)		45
R6	51.73	(0.04)	0.18	(20)	0.14	—	(3.93)	(3.93)	47.94	0.46	4,072	0.79	0.79	(0.09)		45
Y	51.78	0.01	0.14	(20)	0.15	—	(3.93)	(3.93)	48.00	0.50	290,401	0.79	0.79	0.01		45

For the Year Ended October 31, 2015
A	$48.63	$(0.20)	$2.25		$2.05	$—	$(2.12)	$(2.12)	$48.56	4.37%	$243,999	1.21%	1.21%	(0.40)%		70%
B	40.12	(0.48)	1.83		1.35	—	(2.12)	(2.12)	39.35	3.54	1,500	2.20	2.03	(1.18)		70
C	39.77	(0.45)	1.83		1.38	—	(2.12)	(2.12)	39.03	3.62	49,549	1.91	1.91	(1.11)		70
I	49.55	(0.06)	2.31		2.25	—	(2.12)	(2.12)	49.68	4.70	209,184	0.92	0.92	(0.13)		70
R3	48.74	(0.36)	2.28		1.92	—	(2.12)	(2.12)	48.54	4.10	16,184	1.48	1.48	(0.70)		70
R4	49.86	(0.20)	2.33		2.13	—	(2.12)	(2.12)	49.87	4.44	74,037	1.17	1.17	(0.38)		70
R5	51.13	(0.05)	2.39		2.34	—	(2.12)	(2.12)	51.35	4.74	115,719	0.87	0.87	(0.10)		70
R6(5)	51.80	(0.02)	2.07		2.05	—	(2.12)	(2.12)	51.73	4.13 (6)	14	0.87 (7)	0.87 (7)	(0.05	)(7)	70
Y	51.49	0.01	2.40		2.41	—	(2.12)	(2.12)	51.78	4.84	314,145	0.77	0.77	0.02		70

For the Year Ended October 31, 2014
A	$47.96	$(0.26)	$4.36		$4.10	$—	$(3.43)	$(3.43)	$48.63	9.02%	$239,697	1.28%	1.28%	(0.55)%		61%
B	40.45	(0.54)	3.64		3.10	—	(3.43)	(3.43)	40.12	8.16	2,695	2.26	2.11	(1.36)		61
C	40.08	(0.49)	3.61		3.12	—	(3.43)	(3.43)	39.77	8.30	44,184	1.97	1.97	(1.24)		61
I	48.67	(0.12)	4.43		4.31	—	(3.43)	(3.43)	49.55	9.34	114,450	0.97	0.97	(0.25)		61
R3	48.17	(0.38)	4.38		4.00	—	(3.43)	(3.43)	48.74	8.76	8,744	1.53	1.53	(0.81)		61
R4	49.06	(0.25)	4.48		4.23	—	(3.43)	(3.43)	49.86	9.09	47,028	1.22	1.22	(0.52)		61
R5	50.07	(0.11)	4.60		4.49	—	(3.43)	(3.43)	51.13	9.45	39,856	0.91	0.91	(0.22)		61
Y	50.36	(0.05)	4.61		4.56	—	(3.43)	(3.43)	51.49	9.54	213,384	0.81	0.81	(0.10)		61

For the Year Ended October 31, 2013
A	$34.72	$(0.15)	$13.39		$13.24	$—	$—	$—	$47.96	38.13%	$226,795	1.40%	1.40%	(0.37)%		90%
B	29.50	(0.36)	11.31		10.95	—	—	—	40.45	37.12	4,552	2.40	2.15	(1.05)		90
C	29.21	(0.40)	11.27		10.87	—	—	—	40.08	37.21	33,255	2.08	2.08	(1.13)		90
I	35.10	(0.05)	13.62		13.57	—	—	—	48.67	38.66	71,601	1.04	1.04	(0.13)		90
R3	34.93	(0.26)	13.50		13.24	—	—	—	48.17	37.90	8,280	1.59	1.59	(0.62)		90
R4	35.47	(0.19)	13.78		13.59	—	—	—	49.06	38.31	17,412	1.27	1.27	(0.44)		90
R5	36.10	(0.10)	14.07		13.97	—	—	—	50.07	38.70	3,579	0.97	0.97	(0.22)		90
Y	36.27	0.03	14.06		14.09	—	—	—	50.36	38.85	121,003	0.87	0.87	0.07		90

For the Year Ended October 31, 2012
A	$31.27	$(0.22)	$3.67		$3.45	$—	$—	$—	$34.72	11.03%	$154,415	1.48%	1.40%	(0.65)%		73%
B	26.77	(0.40)	3.13		2.73	—	—	—	29.50	10.20	4,747	2.44	2.15	(1.41)		73
C	26.51	(0.40)	3.10		2.70	—	—	—	29.21	10.18	13,343	2.17	2.15	(1.40)		73
I	31.52	(0.11)	3.69		3.58	—	—	—	35.10	11.36	20,730	1.11	1.11	(0.33)		73
R3	31.53	(0.27)	3.67		3.40	—	—	—	34.93	11.78	3,672	1.67	1.60	(0.80)		73
R4	31.91	(0.19)	3.75		3.56	—	—	—	35.47	11.16	4,053	1.32	1.30	(0.54)		73
R5	32.38	(0.08)	3.80		3.72	—	—	—	36.10	11.49	345	1.05	1.00	(0.24)		73
Y	32.51	(0.06)	3.82		3.76	—	—	—	36.27	11.57	41,745	0.89	0.89	(0.18)		73

The accompanying notes are an integral part of these financial statements.

136

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Small Company Fund
For the Year Ended October 31, 2016
A	$19.36	$(0.14)	$(0.90)	$(1.04)	$—	$(2.58)	$(2.58)	$15.74	(5.73)%		$262,618	1.45%	1.43	%(17)	(0.87)%		81%
B	15.08	(0.19)	(0.69)	(0.88)	—	(2.58)	(2.58)	11.62	(6.40)		862	2.46	2.17	(17)	(1.59)		81
C	15.06	(0.19)	(0.69)	(0.88)	—	(2.58)	(2.58)	11.60	(6.41)		25,586	2.14	2.14	(17)	(1.58)		81
I	20.04	(0.10)	(0.93)	(1.03)	—	(2.58)	(2.58)	16.43	(5.45)		41,881	1.24	1.18	(17)	(0.61)		81
R3	20.77	(0.18)	(0.96)	(1.14)	—	(2.58)	(2.58)	17.05	(5.83)		29,662	1.62	1.58	(17)	(1.02)		81
R4	21.61	(0.13)	(1.01)	(1.14)	—	(2.58)	(2.58)	17.89	(5.58)		27,834	1.31	1.28	(17)	(0.71)		81
R5	22.37	(0.07)	(1.05)	(1.12)	—	(2.58)	(2.58)	18.67	(5.27)		5,283	1.00	0.97	(17)	(0.37)		81
R6	22.69	(0.06)	(1.06)	(1.12)	—	(2.58)	(2.58)	18.99	(5.18)		9	0.90	0.90	(17)	(0.34)		81
Y	22.69	(0.06)	(1.06)	(1.12)	—	(2.58)	(2.58)	18.99	(5.18)		98,620	0.90	0.90	(17)	(0.33)		81

For the Year Ended October 31, 2015
A	$24.83	$(0.17)	$(1.21)	$(1.38)	$—	$(4.09)	$(4.09)	$19.36	(6.22)%		$327,509	1.34%	1.34%		(0.77)%		96%
B	20.40	(0.27)	(0.96)	(1.23)	—	(4.09)	(4.09)	15.08	(6.98)		2,531	2.30	2.13		(1.56)		96
C	20.36	(0.25)	(0.96)	(1.21)	—	(4.09)	(4.09)	15.06	(6.87)		35,455	2.04	2.04		(1.47)		96
I	25.51	(0.12)	(1.26)	(1.38)	—	(4.09)	(4.09)	20.04	(6.03)		69,569	1.11	1.11		(0.55)		96
R3	26.39	(0.23)	(1.30)	(1.53)	—	(4.09)	(4.09)	20.77	(6.46)		35,865	1.54	1.54		(0.98)		96
R4	27.21	(0.17)	(1.34)	(1.51)	—	(4.09)	(4.09)	21.61	(6.15)		41,922	1.24	1.24		(0.68)		96
R5	27.95	(0.09)	(1.40)	(1.49)	—	(4.09)	(4.09)	22.37	(5.88)		30,053	0.97	0.95		(0.35)		96
R6(5)	28.20	(0.08)	(1.34)	(1.42)	—	(4.09)	(4.09)	22.69	(5.56	)(6)	9	0.91 (7)	0.90	(7)	(0.32	)(7)	96
Y	28.27	(0.07)	(1.42)	(1.49)	—	(4.09)	(4.09)	22.69	(5.80)		279,594	0.85	0.85		(0.28)		96

For the Year Ended October 31, 2014
A	$24.58	$(0.24)	$3.26	$3.02	$—	$(2.77)	$(2.77)	$24.83	13.49%		$355,056	1.34%	1.34%		(1.01)%		92%
B	20.82	(0.36)	2.71	2.35	—	(2.77)	(2.77)	20.40	12.61		4,730	2.29	2.15		(1.80)		92
C	20.77	(0.34)	2.70	2.36	—	(2.77)	(2.77)	20.36	12.70		38,351	2.05	2.05		(1.71)		92
I	25.12	(0.19)	3.35	3.16	—	(2.77)	(2.77)	25.51	13.78		60,425	1.10	1.10		(0.77)		92
R3	26.00	(0.31)	3.47	3.16	—	(2.77)	(2.77)	26.39	13.27		60,124	1.55	1.55		(1.21)		92
R4	26.65	(0.24)	3.57	3.33	—	(2.77)	(2.77)	27.21	13.62		66,353	1.25	1.25		(0.91)		92
R5	27.23	(0.16)	3.65	3.49	—	(2.77)	(2.77)	27.95	13.95		7,585	0.97	0.95		(0.61)		92
Y	27.48	(0.14)	3.70	3.56	—	(2.77)	(2.77)	28.27	14.08		337,933	0.85	0.85		(0.51)		92

For the Year Ended October 31, 2013
A	$19.52	$(0.16)	$6.56	$6.40	$—	$(1.34)	$(1.34)	$24.58	35.44%		$320,630	1.39%	1.39%		(0.73)%		106%
B	16.87	(0.27)	5.56	5.29	—	(1.34)	(1.34)	20.82	34.34		6,062	2.35	2.15		(1.47)		106
C	16.82	(0.26)	5.55	5.29	—	(1.34)	(1.34)	20.77	34.45		38,428	2.09	2.09		(1.43)		106
I	19.87	(0.11)	6.70	6.59	—	(1.34)	(1.34)	25.12	35.79		38,749	1.14	1.14		(0.52)		106
R3	20.61	(0.20)	6.93	6.73	—	(1.34)	(1.34)	26.00	35.15		57,652	1.56	1.55		(0.88)		106
R4	21.03	(0.14)	7.10	6.96	—	(1.34)	(1.34)	26.65	35.56		67,467	1.26	1.25		(0.59)		106
R5	21.39	(0.06)	7.24	7.18	—	(1.34)	(1.34)	27.23	36.02		8,321	0.99	0.95		(0.25)		106
Y	21.56	(0.05)	7.31	7.26	—	(1.34)	(1.34)	27.48	36.12		320,003	0.86	0.86		(0.20)		106

For the Year Ended October 31, 2012
A	$19.23	$(0.18)	$1.46	$1.28	$—	$(0.99)	$(0.99)	$19.52	7.44%		$268,501	1.41%	1.40%		(0.85)%		124%
B	16.88	(0.35)	1.33	0.98	—	(0.99)	(0.99)	16.87	6.65		5,972	2.37	2.15		(1.60)		124
C	16.83	(0.29)	1.27	0.98	—	(0.99)	(0.99)	16.82	6.67		32,182	2.12	2.12		(1.57)		124
I	19.51	(0.11)	1.46	1.35	—	(0.99)	(0.99)	19.87	7.70		24,366	1.14	1.14		(0.58)		124
R3	20.27	(0.20)	1.53	1.33	—	(0.99)	(0.99)	20.61	7.30		48,148	1.58	1.55		(0.99)		124
R4	20.60	(0.13)	1.55	1.42	—	(0.99)	(0.99)	21.03	7.63		56,217	1.27	1.25		(0.68)		124
R5	20.88	(0.11)	1.61	1.50	—	(0.99)	(0.99)	21.39	7.93		8,859	1.00	0.95		(0.41)		124
Y	21.02	(0.06)	1.59	1.53	—	(0.99)	(0.99)	21.56	8.02		243,219	0.87	0.87		(0.30)		124

The accompanying notes are an integral part of these financial statements.

137

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Value Opportunities Fund
For the Year Ended October 31, 2016
A	$18.66	$0.16	$0.57	$0.73	$(0.21)	$(1.24)	$(1.45)	$17.94	4.71%	$187,475	1.25%	1.25	%(18)	0.93%	41%
B	16.45	0.02	0.48	0.50	(0.01)	(1.24)	(1.25)	15.70	3.75	695	2.41	2.11	(18)	0.11	41
C	16.34	0.03	0.49	0.52	(0.10)	(1.24)	(1.34)	15.52	3.93	22,223	1.97	1.97	(18)	0.21	41
I	18.47	0.21	0.57	0.78	(0.26)	(1.24)	(1.50)	17.75	5.03	19,139	0.92	0.92	(18)	1.23	41
R3	18.83	0.11	0.58	0.69	(0.15)	(1.24)	(1.39)	18.13	4.39	2,783	1.54	1.54	(18)	0.64	41
R4	19.03	0.17	0.59	0.76	(0.21)	(1.24)	(1.45)	18.34	4.73	8,720	1.22	1.22	(18)	0.96	41
R5	19.19	0.22	0.59	0.81	(0.27)	(1.24)	(1.51)	18.49	5.04	2,025	0.92	0.92	(18)	1.27	41
Y	19.24	0.26	0.58	0.84	(0.29)	(1.24)	(1.53)	18.55	5.14	845	0.81	0.81	(18)	1.46	41

For the Year Ended October 31, 2015
A	$20.45	$0.21	$(0.47)	$(0.26)	$(0.13)	$(1.40)	$(1.53)	$18.66	(1.20)%	$207,339	1.21%	1.21%		1.10%	55%
B	18.22	0.03	(0.40)	(0.37)	—	(1.40)	(1.40)	16.45	(1.94)	1,909	2.28	1.97		0.19	55
C	18.14	0.06	(0.42)	(0.36)	(0.04)	(1.40)	(1.44)	16.34	(1.90)	26,763	1.93	1.93		0.36	55
I	20.25	0.27	(0.45)	(0.18)	(0.20)	(1.40)	(1.60)	18.47	(0.78)	27,168	0.88	0.88		1.41	55
R3	20.62	0.15	(0.46)	(0.31)	(0.08)	(1.40)	(1.48)	18.83	(1.45)	3,657	1.52	1.49		0.79	55
R4	20.82	0.22	(0.47)	(0.25)	(0.14)	(1.40)	(1.54)	19.03	(1.11)	11,942	1.19	1.18		1.11	55
R5	20.95	0.28	(0.48)	(0.20)	(0.16)	(1.40)	(1.56)	19.19	(0.87)	2,487	0.90	0.88		1.41	55
Y	21.03	0.30	(0.49)	(0.19)	(0.20)	(1.40)	(1.60)	19.24	(0.77)	1,618	0.79	0.79		1.50	55

For the Year Ended October 31, 2014
A	$18.31	$0.17	$2.05	$2.22	$(0.08)	$—	$(0.08)	$20.45	12.18%	$237,539	1.25%	1.25%		0.87%	74	%(19)
B	16.36	0.03	1.83	1.86	—	—	—	18.22	11.37	3,928	2.27	1.97		0.19	74	(19)
C	16.29	0.02	1.83	1.85	—	—	—	18.14	11.36	31,729	1.95	1.95		0.12	74	(19)
I	18.12	0.23	2.03	2.26	(0.13)	—	(0.13)	20.25	12.56	44,306	0.87	0.87		1.17	74	(19)
R3	18.50	0.13	2.05	2.18	(0.06)	—	(0.06)	20.62	11.84	4,528	1.53	1.47		0.63	74	(19)
R4	18.64	0.18	2.09	2.27	(0.09)	—	(0.09)	20.82	12.24	13,626	1.21	1.17		0.91	74	(19)
R5	18.76	0.24	2.10	2.34	(0.15)	—	(0.15)	20.95	12.52	2,735	0.88	0.85		1.15	74	(19)
Y	18.82	0.21	2.16	2.37	(0.16)	—	(0.16)	21.03	12.64	1,841	0.83	0.83		1.07	74	(19)

For the Year Ended October 31, 2013
A	$14.02	$0.11	$4.40	$4.51	$(0.22)	$—	$(0.22)	$18.31	32.53%	$118,203	1.44%	1.35%		0.67%	81%
B	12.54	—	3.93	3.93	(0.11)	—	(0.11)	16.36	31.50	3,825	2.39	2.10		(0.03)	81
C	12.49	(0.01)	3.93	3.92	(0.12)	—	(0.12)	16.29	31.59	11,059	2.13	2.10		(0.07)	81
I	13.87	0.16	4.34	4.50	(0.25)	—	(0.25)	18.12	32.93	7,908	1.07	1.06		0.95	81
R3	14.16	0.08	4.45	4.53	(0.19)	—	(0.19)	18.50	32.31	1,480	1.68	1.55		0.49	81
R4	14.27	0.13	4.47	4.60	(0.23)	—	(0.23)	18.64	32.62	7,271	1.32	1.25		0.78	81
R5	14.36	0.18	4.50	4.68	(0.28)	—	(0.28)	18.76	33.06	1,909	1.02	0.95		1.08	81
Y	14.41	0.19	4.50	4.69	(0.28)	—	(0.28)	18.82	33.06	1,149	0.91	0.90		1.17	81

For the Year Ended October 31, 2012
A	$12.68	$0.19	$1.27	$1.46	$(0.12)	$—	$(0.12)	$14.02	11.60%	$86,261	1.50%	1.35%		1.44%	56%
B	11.33	0.08	1.15	1.23	(0.02)	—	(0.02)	12.54	10.85	4,388	2.44	2.10		0.65	56
C	11.31	0.08	1.13	1.21	(0.03)	—	(0.03)	12.49	10.74	8,880	2.17	2.10		0.67	56
I	12.57	0.22	1.25	1.47	(0.17)	—	(0.17)	13.87	11.87	3,995	1.11	1.09		1.70	56
R3	12.81	0.18	1.27	1.45	(0.10)	—	(0.10)	14.16	11.38	1,443	1.70	1.55		1.31	56
R4	12.90	0.21	1.30	1.51	(0.14)	—	(0.14)	14.27	11.81	6,015	1.33	1.25		1.55	56
R5	12.99	0.31	1.24	1.55	(0.18)	—	(0.18)	14.36	12.08	1,296	1.05	0.95		2.25	56
Y	13.05	0.24	1.30	1.54	(0.18)	—	(0.18)	14.41	12.00	1,076	0.92	0.90		1.77	56

The accompanying notes are an integral part of these financial statements.

138

Domestic Equity Funds

Financial Highlights – (continued)

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Excluding the expenses not subject to cap, the ratios would have been 1.09%, 1.98%, 1.81%, 0.79%, 1.40%, 1.10%, 0.80%, 0.70% and 0.70% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(5)	Commenced operations on November 7, 2014.
(6)	Not annualized.
(7)	Annualized.
(8)	Net investment income (loss) per share amounts have been calculated using the Securities and Exchange Commission method.
(9)	Excluding the expenses not subject to cap, the ratios would have been 0.79%, 1.54%, 1.54%, 0.54%, 1.09%, 0.79%, 0.49%, 0.42% and 0.42% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(10)	Commenced operations on March 31, 2015.
(11)	Excluding the expenses not subject to cap, the ratios would have been 1.02%, 1.95%, 1.76%, 0.82%, 1.35%, 1.05%, 0.75%, 0.65% and 0.65% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(12)	Excluding the expenses not subject to cap, the ratios would have been 1.12%, 2.04%, 1.87%, 0.91%, 1.45%, 1.15%, 0.85%, 0.75% and 0.76% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(13)	During the year ended October 31, 2014, the Fund incurred $415.5 million in sales of securities held associated with the transition of assets from The Hartford Growth Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.
(14)	During the year ended October 31, 2013, the Fund incurred $2.8 million in sales of securities held associated with the transition of assets from The Hartford Fundamental Growth Fund, which merged into the Fund on February 22, 2013. These sales are excluded from the portfolio turnover rate calculation.
(15)	Excluding the expenses not subject to cap, the ratios would have been 1.28%, 2.10%, 2.00%, 1.04%, 1.54%, 1.23%, 0.93% and 0.83% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(16)	Excluding the expenses not subject to cap, the ratios would have been 1.30%, 2.05%, 2.05%, 0.99%, 1.50%, 1.20%, 0.90% and 0.85% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(17)	Excluding the expenses not subject to cap, the ratios would have been 1.40%, 2.15%, 2.11%, 1.15%, 1.55%, 1.25%, 0.95%, 0.88% and 0.88% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(18)	Excluding the expenses not subject to cap, the ratios would have been 1.23%, 2.09%, 1.95%, 0.90%, 1.52%, 1.20%, 0.90% and 0.79% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(19)	During the year ended October 31, 2014, the Fund incurred $121.7 million in sales of securities held associated with the transition of assets from The Hartford Value Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.
(20)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

The accompanying notes are an integral part of these financial statements.

139

Domestic Equity Funds

Notes to Financial Statements

October 31, 2016

1.	Organization:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a “Company” and collectively, the “Companies”) are each an open-end registered management investment company comprised of forty-three and fourteen series, respectively, as of October 31, 2016. Financial statements for the series of each Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Capital Appreciation Fund (the “Capital Appreciation Fund”)

Hartford Core Equity Fund (the “Core Equity Fund”)

The Hartford Dividend and Growth Fund (the “Dividend and Growth Fund”)

The Hartford Equity Income Fund (the “Equity Income Fund”)

The Hartford Healthcare Fund (the “Healthcare Fund”)

The Hartford MidCap Fund (the “MidCap Fund”)

The Hartford MidCap Value Fund (the “MidCap Value Fund”)

Hartford Small Cap Core Fund (the “Small Cap Core Fund”)

The Hartford Small Company Fund (the “Small Company Fund”)

The Hartford Mutual Funds II, Inc.:

The Hartford Growth Opportunities Fund (the “Growth Opportunities Fund”)

The Hartford Small Cap Growth Fund (formerly, The Hartford SmallCap Growth Fund) (the “Small Cap Growth Fund”)

The Hartford Value Opportunities Fund (the “Value Opportunities Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund offers Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares. Each of Capital Appreciation Fund, Core Equity Fund, Dividend and Growth Fund, Equity Income Fund, Growth Opportunities Fund, MidCap Fund, Small Cap Growth Fund and Small Company Fund offer Class R6 shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4, R5 and R6 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the prospectus. Reinstatement privileges with respect to Class B shares are set forth in the prospectus. For investors electing to reinvest gains and dividends, any such gains or dividends on Class B shares will continue to be reinvested in Class B shares of the applicable Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and

140

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the respective Company’s Board of Directors. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the respective Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the respective Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of options privately negotiated in the over-the-counter market (“OTC options”) and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

141

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Notes to Financial Statements – (continued)

October 31, 2016

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the respective Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of each Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee, which is chaired by each Company’s Treasurer, is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of each Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of each Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

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Notes to Financial Statements – (continued)

October 31, 2016

Following is quantitative information about Level 3 fair value measurements:

Capital Appreciation Fund

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at October 31, 2016
Common Stock
Model	EV/EBITDA	6.2x to 11.5x	$37,529,952
Model	EV/Estimated Revenue	2.4x to 6.4x	12,402,100
Cost	Trade Price	$50.19 to $106.61	8,190,198

Convertible Bonds
Cost	Trade Price	$100	157,087

Preferred Stock
Model	EV/Estimated Revenue	0.9x to 10.22x	65,099,263
Cost	Trade Price	$1.04 to $249.87	226,603,385

Total			$349,981,985

*	The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

Growth Opportunities Fund

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at October 31, 2016
Common Stock
Model	EV/EBITDA	6.2x to 11.5x	$20,356,885
Model	EV/Estimated Revenue	2.42x to 5.0x	5,436,285
Cost	Trade Price	$50.19 to $106.61	10,844,164

Convertible Bonds
Cost	Trade Price	$100	2,665,674

Preferred Stock
Model	EV/Estimated Revenue	0.9x to 10.22x	139,015,024
Cost	Trade Price	$1.04 to $50.19	219,058,766

Total			$397,376,798

*	The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

Small Company Fund

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at October 31, 2016
Common Stock
Model	EV/EBITDA	5.75x to 11.5x	$6,328,981
Cost	Trade Price	$2.88	1,923,016

Preferred Stock
Model	EV/Estimated Revenue	1.8x to 10.22x	13,109,531
Cost	Trade Price	$3.96 to $22.47	8,046,839

Total			$29,408,367

*	The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

143

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. The amount of foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the respective Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund, except Dividend and Growth Fund and Equity Income Fund, is to pay dividends from net investment income and realized gains, if any, at least once a year. The policy of Dividend and Growth Fund and Equity Income Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

144

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

3.	Securities and Other Investments:

a) Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the respective Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of October 31, 2016.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the fiscal year ended October 31, 2016, Capital Appreciation Fund, Small Company Fund and Value Opportunities Fund had engaged in Foreign Currency Contracts.

b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the fiscal year ended October 31, 2016, Core Equity Fund and Small Cap Core Fund had engaged in Futures Contracts.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either OTC options or executed in a registered exchange (“exchange traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to

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Domestic Equity Funds

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October 31, 2016

purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. A Fund may trade in options to manage risk for investment purposes. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

During the fiscal year ended October 31, 2016, Capital Appreciation Fund had engaged in Options Contracts.

Transactions involving written option contracts during the year ended October 31, 2016, are summarized below:

Capital Appreciation Fund

Options Activity During the Year Ended October 31, 2016

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	—	$—
Written	10,124	1,788,193
Expired	—	—
Closed	(10,124)	(1,788,193)
Exercised	—	—

End of Period	—	$—

d)	Additional Derivative Instrument Information:

Capital Appreciation Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$1,824,498	$—	$—	$—	$—	$1,824,498

Total	$—	$1,824,498	$—	$—	$—	$—	$1,824,498

146

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on written options contracts	$—	$—	$—	$1,232,888	$—	$—	$1,232,888
Net realized gain (loss) on foreign currency contracts	—	(353,279)	—	—	—	—	(353,279)

Total	$—	$(353,279)	$—	$1,232,888	$—	$—	$879,609

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(231,052)	$—	$—	$—	$—	$(231,052)

Total	$—	$(231,052)	$—	$—	$—	$—	$(231,052)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Written Options Contracts	10,124
Foreign Currency Contracts Purchased	$24,043,994
Foreign Currency Contracts Sold	$110,117,073

Core Equity Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:

Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$848,149	$—	$—	$848,149

Total	$—	$—	$—	$848,149	$—	$—	$848,149

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$5,722,949	$—	$—	$5,722,949

Total	$—	$—	$—	$5,722,949	$—	$—	$5,722,949

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$(846,854)	$—	$—	$(846,854)

Total	$—	$—	$—	$(846,854)	$—	$—	$(846,854)

147

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	432

Small Cap Core Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$34,578	$—	$—	$34,578

Total	$—	$—	$—	$34,578	$—	$—	$34,578

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	570

Small Company Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(1,440)	$—	$—	$—	$—	$(1,440)

Total	$—	$(1,440)	$—	$—	$—	$—	$(1,440)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased	$148,677
Foreign Currency Contracts Sold	$150,202

Value Opportunities Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$189,816	$—	$—	$—	$—	$189,816

Total	$—	$189,816	$—	$—	$—	$—	$189,816

148

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$406,402	$—	$—	$—	$—	$406,402

Total	$—	$406,402	$—	$—	$—	$—	$406,402

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$188,531	$—	$—	$—	$—	$188,531

Total	$—	$188,531	$—	$—	$—	$—	$188,531

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased	$3,774,749
Foreign Currency Contracts Sold	$4,217,873

(1)	Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

e)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of October 31, 2016:

Capital Appreciation Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$1,824,498	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,824,498	—

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,824,498	$—

149

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Capital Appreciation Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Barclays	$465,883	$—	$—	$—	$465,883
Commonwealth Bank of Australia	341,529	—	—	—	341,529
Credit Suisse First Boston Corp.	342,115	—	—	—	342,115
RBC Dominion Securities, Inc.	336,302	—	—	—	336,302
State Street Global Markets LLC	338,669	—	—	—	338,669

Total	$1,824,498	$—	$—	$—	$1,824,498

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Core Equity Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(848,149)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(848,149)

Derivatives not subject to a MNA	—	848,149

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Value Opportunities Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$189,816	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	189,816	—

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$189,816	$—

Value Opportunities Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Barclays	$130,499	$—	$—	$—	$130,499
Commonwealth Bank of Australia	14,918	—	—	—	14,918
Credit Suisse First Boston Corp.	14,943	—	—	—	14,943
RBC Dominion Securities, Inc.	14,689	—	—	—	14,689
State Street Global Markets LLC	14,767	—	—	—	14,767

Total	$189,816	$—	$—	$—	$189,816

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

150

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns, if applicable, of the Fund.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2016. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

151

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2016 and October 31, 2015 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Capital Appreciation Fund	$186,899,531	$721,176,114	$822,807,951	$2,237,888,021
Core Equity Fund	2,036,395	12,002,746	90,262	2,105,334
Dividend and Growth Fund	125,108,771	624,692,631	162,211,788	629,491,691
Equity Income Fund	68,153,969	260,712,301	80,701,672	92,612,789
Growth Opportunities Fund	92,615,199	346,169,522	160,915,364	503,348,303
Healthcare Fund	47,036,502	175,378,569	—	71,453,477
MidCap Fund	—	367,177,231	51,668,231	372,640,289
MidCap Value Fund	1,600,048	35,066,916	5,298,060	50,621,600
Small Cap Core Fund	611,312	4,267,805	754,527	6,438,937
Small Cap Growth Fund	3,254,261	77,163,956	1,285,472	31,630,787
Small Company Fund	—	101,538,729	31,750,362	113,672,421
Value Opportunities Fund	5,996,110	15,603,917	1,968,341	23,542,991

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec 852(b)(3)(c).

As of October 31, 2016, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Unrealized Appreciation (Depreciation) on Investments(2)	Total Accumulated Earnings (Deficit)
Capital Appreciation Fund	$27,666,020	$—	$(44,677,680)	$283,023,204	$266,011,544
Core Equity Fund	10,519,338	19,483,418	—	67,314,687	97,317,443
Dividend and Growth Fund	16,038,314	245,614,162	—	1,706,597,817	1,968,250,293
Equity Income Fund	2,506,351	122,485,540	—	601,125,543	726,117,434
Growth Opportunities Fund	—	158,038,095	(21,555,690)	317,604,736	454,087,141
Healthcare Fund	—	129,500,810	(6,554,361)	(32,177,234)	90,769,215
MidCap Fund	—	209,026,383	(14,877,948)	877,343,887	1,071,492,322
MidCap Value Fund	448,510	35,777,815	—	20,889,106	57,115,431
Small Cap Core Fund	1,523,691	—	(7,796,090)	8,296,376	2,023,977
Small Cap Growth Fund	—	5,619,883	(2,151,347)	38,852,635	42,321,171
Small Company Fund	—	—	(59,389,792)	(73,106)	(59,462,898)
Value Opportunities Fund	3,773,217	—	—	(8,901,437)	(5,128,220)

(1)	The Funds have capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, Passive Foreign Investment Companies, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net

152

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2016, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Capital Appreciation Fund	$(2,430,102)	$(5,928,665)	$8,358,767
Core Equity Fund	1	(126,649)	126,648
Dividend and Growth Fund	1	(5,060,881)	5,060,880
Equity Income Fund	—	(5,324,707)	5,324,707
Growth Opportunities Fund	(5,650,469)	11,615,559	(5,965,090)
Healthcare Fund	(955,682)	748,955	206,727
MidCap Fund	(14,522,999)	13,828,106	694,893
MidCap Value Fund	(3)	399,609	(399,606)
Small Cap Core Fund	1	(33,858)	33,857
Small Cap Growth Fund	—	(19,541)	19,541
Small Company Fund	(6,025,932)	5,440,915	585,017
Value Opportunities Fund	2	(350,125)	350,123

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2016 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration	Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
Fund	2017
Capital Appreciation Fund	$—	$44,677,680	$—
Small Cap Core Fund	3,722,341	4,073,749	—
Small Company Fund	—	55,038,255	—

The Core Equity Fund, Dividend and Growth Fund, Equity Income Fund, Growth Opportunities Fund, Healthcare Fund, MidCap Fund, MidCap Value Fund, Small Cap Growth Fund and Value Opportunities Fund had no capital loss carryfoward for U.S. federal income tax purposes as of October 31, 2016.

As a result of mergers involving the Dividend and Growth Fund, MidCap Value Fund, Small Cap Core Fund and Value Opportunities Fund, certain provisions in the IRC may limit the future utilization of capital losses. During the year ended October 31, 2016, the MidCap Value Fund utilized $918,908, of prior year capital loss carryforwards.

153

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Under the current tax law, net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes, often referred to as Late-Year Ordinary Losses. At October 31, 2016, the following Funds elected to defer Late-Year Ordinary Losses:

Fund	Amount
Growth Opportunities Fund	$21,555,690
Healthcare Fund	6,554,361
MidCap Fund	14,877,948
Small Cap Growth Fund	2,151,347
Small Company Fund	4,351,537

f)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of October 31, 2016, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2016; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Capital Appreciation Fund	0.8000% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $4 billion and;
0.6475% on next $5 billion and;
0.6450% over $10 billion

Core Equity Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $1.5 billion and;
0.3250% on next $2.5 billion and;
0.3225% over $5 billion

Dividend and Growth Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

154

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Fund	Management Fee Rates
Equity Income Fund	0.7500% on first $250 million and;
0.7000% on next $250 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5875% over $5 billion

Growth Opportunities Fund	0.8000% on first $250 million and;
0.7000% on next $4.75 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

Healthcare Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion

MidCap Fund	0.8500% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $4 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

MidCap Value Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

Small Cap Core Fund	0.7500% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $2 billion and;
0.6400% on next $2 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

Small Cap Growth Fund	0.9000% on first $100 million and;
0.8000% on next $150 million and;
0.7000% on next $250 million and;
0.6500% on next $4.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

Small Company Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $500 million and;
0.7000% on next $500 million and;
0.6500% on next $3.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

155

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Fund	Management Fee Rates
Value Opportunities Fund	0.7000% on first $500 million and;
0.6000% on next $500 million and;
0.5900% on next $1.5 billion and;
0.5850% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5750% on over $10 billion

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of its respective Funds, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Capital Appreciation Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Core Equity Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion

Dividend and Growth Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Equity Income Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Growth Opportunities Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Healthcare Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

MidCap Fund	0.012% on first $5 billion and;
0.010% over $5 billion

MidCap Value Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Small Cap Core Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Small Cap Growth Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion

Small Company Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Value Opportunities Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

156

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by each Company are allocated to each Fund, as applicable, and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund. As of October 31, 2016, HFMC contractually limited the total operating expenses of each Fund (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) through February 28, 2017 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Capital Appreciation Fund	1.29%	NA	NA	1.04%	1.40%	1.10%	0.80%	0.75%	NA
Core Equity Fund	0.79%	1.54%	1.54%	0.54%	1.09%	0.79%	0.49%	0.45%	0.49%
Dividend and Growth Fund	1.25%	NA	NA	1.00%	1.35%	1.05%	0.75%	0.70%	NA
Equity Income Fund	1.25%	2.00%*	2.00%	1.00%	1.50%	1.20%	0.90%	0.85%	0.85%
Growth Opportunities Fund	1.36%	2.11%	2.11%	1.11%	1.45%	1.15%	0.85%	0.85%	0.85%
Healthcare Fund	1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	NA	1.00%
MidCap Fund	1.37%	NA	NA	1.12%	1.50%	1.20%	0.90%	0.85%	NA
MidCap Value Fund	1.35%	2.10%	2.10%	1.10%	1.55%	1.25%	0.95%	NA	0.90%
Small Cap Core Fund	1.30%	2.05%	2.05%	1.05%	1.50%	1.20%	0.90%	NA	0.85%
Small Cap Growth Fund	1.40%	2.15%	2.15%	1.15%	1.60%	1.30%	1.00%	0.95%	0.95%
Small Company Fund	1.40%	2.15%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%	0.90%
Value Opportunities Fund	1.35%	2.10%	2.10%	1.10%	1.55%	1.25%	0.95%	NA	0.90%

*	The reduction in amounts charged in connection with the Equity Income Fund’s Class B Distribution and Service Plan (12b-1) fees that took effect July 1, 2013, in order to comply with applicable FINRA rules, caused the effective limit on net operating expenses attributable to the Equity Income Fund’s Class B shares to be 1.25%.

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2016, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Capital Appreciation Fund	1.11%	1.99%	1.83%	0.80%	1.41%	1.11%	0.81%	0.71%	0.72%
Core Equity Fund	0.80%	1.55%	1.55%	0.55%	1.10%	0.80%	0.50%	0.43%	0.43%
Dividend and Growth Fund	1.03%	1.96%	1.77%	0.82%	1.36%	1.06%	0.76%	0.66%	0.66%
Equity Income Fund	1.04%	1.18%	1.76%	0.78%	1.38%	1.07%	0.77%	0.67%	0.67%
Growth Opportunities Fund	1.14%	2.06%	1.88%	0.93%	1.46%	1.16%	0.86%	0.77%	0.77%
Healthcare Fund	1.33%	2.22%	2.06%	1.06%	1.62%	1.32%	1.03%	—	0.92%
MidCap Fund	1.17%	2.06%	1.89%	1.02%	1.48%	1.17%	0.87%	0.77%	0.77%
MidCap Value Fund	1.30%	2.12%	2.02%	1.06%	1.56%	1.25%	0.95%	—	0.85%
Small Cap Core Fund	1.31%	2.06%	2.06%	1.00%	1.51%	1.21%	0.91%	—	0.86%
Small Cap Growth Fund	1.25%	2.09%	1.94%	0.99%	1.51%	1.19%	0.89%	0.79%	0.79%
Small Company Fund	1.42%	2.17%	2.14%	1.17%	1.57%	1.27%	0.97%	0.90%	0.90%
Value Opportunities Fund	1.25%	2.11%	1.97%	0.92%	1.54%	1.22%	0.92%	—	0.80%

157

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2016, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Capital Appreciation Fund	$4,594,212	$96,170
Core Equity Fund	4,899,443	70,181
Dividend and Growth Fund	5,902,485	65,939
Equity Income Fund	3,750,364	67,855
Growth Opportunities Fund	4,238,354	134,016
Healthcare Fund	4,741,544	105,226
MidCap Fund	7,577,165	76,147
MidCap Value Fund	1,484,878	10,376
Small Cap Core Fund	81,575	1,399
Small Cap Growth Fund	85,793	2,637
Small Company Fund	796,601	7,908
Value Opportunities Fund	285,684	4,522

The Board of Directors of each Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, B, C, R3 and R4 shares. Under a Plan, Class A, Class B, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class B Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class B Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class B shares. Effective July 1, 2013, there was a reduction in the amount charged in connection with Equity Income Fund’s Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules, although it is possible that such fees may be increased in the future. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company’s Board of Directors may determine.

f)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2016, a portion of each Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Capital Appreciation Fund	$22,996
Core Equity Fund	4,072
Dividend and Growth Fund	18,514
Equity Income Fund	8,768
Growth Opportunities Fund	11,403
Healthcare Fund	3,832
MidCap Fund	13,486
MidCap Value Fund	1,076
Small Cap Core Fund	410
Small Cap Growth Fund	2,216
Small Company Fund	1,549
Value Opportunities Fund	612

158

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets, subject to a cap. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Funds. The amount paid to HASCO can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

For the year ended October 31, 2016, the rate of compensation paid to HASCO for transfer agency services as a percentage of each Fund’s average daily net assets is as follows:

Fund	Percent of Average Daily Net Assets
Capital Appreciation Fund	0.11%
Core Equity Fund	0.09%
Dividend and Growth Fund	0.11%
Equity Income Fund	0.09%
Growth Opportunities Fund	0.13%
Healthcare Fund	0.14%
MidCap Fund	0.12%
MidCap Value Fund	0.15%
Small Cap Core Fund	0.08%
Small Cap Growth Fund	0.09%
Small Company Fund	0.17%
Value Opportunities Fund	0.17%

Administrative services fees for third-party recordkeeping services are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2016, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6		Class Y
Capital Appreciation Fund	—	—	—	—	—	—	—	—	%*	—
Core Equity Fund	—	—	—	—	—	—	—	—		—
Dividend and Growth Fund	—	—	—	—	—	—	—	—	%*	—
Equity Income Fund	—	—	—	—	—	—	—	—	%*	—
Growth Opportunities Fund	—	—	—	—	—	—	—	1%		—
Healthcare Fund	—	—	—	—	—	—	—	—		—
MidCap Fund	—	—	—	—	—	—	—	—		—
MidCap Value Fund	—	—	—	—	—	—	—	—		—
Small Cap Core Fund	—	—	—	—	—	—	24%	—		—
Small Cap Growth Fund	—	—	—	—	—	—	—	—	%*	—
Small Company Fund	—	—	—	—	—	—	—	100%		—
Value Opportunities Fund	—	—	—	—	—	—	—	—		—

159

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Percentage of Fund by Class:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5		Class R6		Class Y
Capital Appreciation Fund	—	—	—	—	—	—	—		—	%*	—
Core Equity Fund	—	—	—	—	—	—	—		—		—
Dividend and Growth Fund	—	—	—	—	—	—	—		—	%*	—
Equity Income Fund	—	—	—	—	—	—	—		—	%*	—
Growth Opportunities Fund	—	—	—	—	—	—	—		—	%*	—
Healthcare Fund	—	—	—	—	—	—	—		—		—
MidCap Fund	—	—	—	—	—	—	—		—		—
MidCap Value Fund	—	—	—	—	—	—	—		—		—
Small Cap Core Fund	—	—	—	—	—	—	—	%*	—		—
Small Cap Growth Fund	—	—	—	—	—	—	—		—	%*	—
Small Company Fund	—	—	—	—	—	—	—		—	%*	—
Value Opportunities Fund	—	—	—	—	—	—	—		—		—

*	Percentage rounds to zero.

As of October 31, 2016, the Funds’ shares were owned in aggregate by affiliated fund of funds. Therefore, the Funds may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in each Fund as follows:

Funds	Percentage of Fund*
Capital Appreciation Fund	8%
Core Equity Fund	8%
Dividend and Growth Fund	12%
Equity Income Fund	7%
Growth Opportunities Fund	3%
MidCap Fund	3%
MidCap Value Fund	11%
Small Cap Core Fund	64%
Small Cap Growth Fund	4%
Small Company Fund	1%

*	Affiliated Funds invest in Class Y shares.

9.	Investment Transactions:

For the year ended October 31, 2016, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Capital Appreciation Fund	$8,186,494,827	$10,089,942,621
Core Equity Fund	2,155,476,654	450,866,928
Dividend and Growth Fund	1,624,263,353	1,936,727,840
Equity Income Fund	506,994,578	519,741,718
Growth Opportunities Fund	5,437,609,588	6,208,054,691
Healthcare Fund	537,189,234	616,976,240
MidCap Fund	3,048,616,777	1,714,497,986
MidCap Value Fund	247,411,933	256,606,120
Small Cap Core Fund	251,728,526	154,597,341
Small Cap Growth Fund	406,190,766	567,160,390
Small Company Fund	509,504,765	779,346,523
Value Opportunities Fund	102,846,699	149,804,405

160

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Capital Appreciation Fund	$—	$—
Core Equity Fund	—	—
Dividend and Growth Fund	—	—
Equity Income Fund	—	—
Growth Opportunities Fund	—	—
Healthcare Fund	—	—
MidCap Fund	—	—
MidCap Value Fund	—	—
Small Cap Core Fund	—	—
Small Cap Growth Fund	—	—
Small Company Fund	—	—
Value Opportunities Fund	—	—

Fund	Total Cost of Purchases	Total Sales Proceeds
Capital Appreciation Fund	$8,186,494,827	$10,089,942,621
Core Equity Fund	2,155,476,654	450,866,928
Dividend and Growth Fund	1,624,263,353	1,936,727,840
Equity Income Fund	506,994,578	519,741,718
Growth Opportunities Fund	5,437,609,588	6,208,054,691
Healthcare Fund	537,189,234	616,976,240
MidCap Fund	3,048,616,777	1,714,497,986
MidCap Value Fund	247,411,933	256,606,120
Small Cap Core Fund	251,728,526	154,597,341
Small Cap Growth Fund	406,190,766	567,160,390
Small Company Fund	509,504,765	779,346,523
Value Opportunities Fund	102,846,699	149,804,405

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2016, and the year ended October 31, 2015:

Capital Appreciation Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	7,324,307	$247,685,142	8,604,580	$333,653,424
Shares Issued for Reinvested Dividends	13,199,444	445,797,555	39,450,036	1,435,297,361
Shares Redeemed	(30,189,883)	(1,029,610,751)	(22,660,299)	(879,292,583)
Shares converted (from) Class B into Class A	365,422	12,306,753	433,572	16,942,456

Net Increase (Decrease)	(9,300,710)	(323,821,301)	25,827,889	906,600,658

Class B
Shares Sold	27,398	$733,469	125,482	$3,791,355
Shares Issued for Reinvested Dividends	534,975	14,331,984	2,401,841	71,262,614
Shares Redeemed	(3,069,988)	(82,731,588)	(3,206,554)	(102,590,050)
Shares converted (from) Class B into Class A	(459,610)	(12,306,753)	(529,367)	(16,942,456)

Net Increase (Decrease)	(2,967,225)	(79,972,888)	(1,208,598)	(44,478,537)

161

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Capital Appreciation Fund (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class C
Shares Sold	2,348,340	$64,166,313	4,522,335	$142,113,524
Shares Issued for Reinvested Dividends	5,681,816	154,884,688	16,774,281	504,738,612
Shares Redeemed	(14,118,913)	(390,154,287)	(10,307,386)	(331,578,059)

Net Increase (Decrease)	(6,088,757)	(171,103,286)	10,989,230	315,274,077

Class I
Shares Sold	8,631,418	$294,006,166	7,935,326	$303,122,755
Shares Issued for Reinvested Dividends	2,620,805	89,030,968	8,069,183	295,017,658
Shares Redeemed	(21,218,430)	(723,079,454)	(14,932,080)	(596,756,548)

Net Increase (Decrease)	(9,966,207)	(340,042,320)	1,072,429	1,383,865

Class R3
Shares Sold	343,684	$12,699,914	353,499	$14,827,069
Shares Issued for Reinvested Dividends	253,743	9,266,695	817,356	31,974,965
Shares Redeemed	(849,489)	(31,304,433)	(764,095)	(32,095,766)

Net Increase (Decrease)	(252,062)	(9,337,824)	406,760	14,706,268

Class R4
Shares Sold	771,140	$28,753,036	808,025	$34,196,038
Shares Issued for Reinvested Dividends	339,012	12,730,756	1,055,199	42,295,276
Shares Redeemed	(2,759,831)	(106,277,909)	(1,194,615)	(51,746,597)

Net Increase (Decrease)	(1,649,679)	(64,794,117)	668,609	24,744,717

Class R5
Shares Sold	117,711	$4,486,512	164,540	$7,125,982
Shares Issued for Reinvested Dividends	107,579	4,125,853	325,251	13,284,424
Shares Redeemed	(303,533)	(11,582,474)	(345,332)	(15,562,433)

Net Increase (Decrease)	(78,243)	(2,970,109)	144,459	4,847,973

Class R6(1)
Shares Sold	1,539,558	$57,130,674	184	$10,000
Shares Issued for Reinvested Dividends	21	813	58	2,380
Shares Redeemed	(80,773)	(3,144,776)	—	—

Net Increase (Decrease)	1,458,806	53,986,711	242	12,380

Class Y
Shares Sold	1,292,665	$49,286,867	1,627,542	$71,597,851
Shares Issued for Reinvested Dividends	2,246,149	86,612,131	7,354,682	301,886,684
Shares Redeemed	(8,788,750)	(356,312,023)	(3,601,661)	(161,039,317)

Net Increase (Decrease)	(5,249,936)	(220,413,025)	5,380,563	212,445,218

Total Net Increase (Decrease)	(34,094,013)	$(1,158,468,159)	43,281,583	$1,435,536,619

(1)	Commenced operations on November 7, 2014.

162

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Core Equity Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	28,515,362	$661,729,217	7,444,636	$174,038,955
Shares Issued for Reinvested Dividends	247,664	5,759,471	76,842	1,686,680
Shares Redeemed	(10,407,376)	(247,989,272)	(2,169,162)	(50,685,558)
Shares converted (from) Class B into Class A	23,107	540,817	18,554	431,966

Net Increase (Decrease)	18,378,757	420,040,233	5,370,870	125,472,043

Class B
Shares Sold	11,253	$245,755	18,579	$408,227
Shares Issued for Reinvested Dividends	1,391	29,911	1,228	25,192
Shares Redeemed	(25,096)	(547,802)	(19,777)	(428,734)
Shares converted (from) Class B into Class A	(24,975)	(540,817)	(19,894)	(431,966)

Net Increase (Decrease)	(37,427)	(812,953)	(19,864)	(427,281)

Class C
Shares Sold	10,781,544	$234,010,636	2,519,657	$54,624,884
Shares Issued for Reinvested Dividends	74,466	1,596,545	13,706	280,427
Shares Redeemed	(1,312,986)	(28,859,187)	(216,627)	(4,682,918)

Net Increase (Decrease)	9,543,024	206,747,994	2,316,736	50,222,393

Class I(1)
Shares Sold	32,481,968	$760,739,092	5,769,687	$136,019,637
Shares Issued for Reinvested Dividends	124,899	2,917,766	—	—
Shares Redeemed	(6,949,101)	(165,217,453)	(97,754)	(2,291,268)

Net Increase (Decrease)	25,657,766	598,439,405	5,671,933	133,728,369

Class R3
Shares Sold	1,489,029	$35,644,815	194,394	$4,657,643
Shares Issued for Reinvested Dividends	5,752	136,015	185	4,137
Shares Redeemed	(213,679)	(5,141,515)	(8,115)	(190,065)

Net Increase (Decrease)	1,281,102	30,639,315	186,464	4,471,715

Class R4
Shares Sold	5,684,360	$137,158,572	912,065	$21,951,992
Shares Issued for Reinvested Dividends	18,321	438,819	930	20,981
Shares Redeemed	(705,577)	(17,379,034)	(61,858)	(1,502,474)

Net Increase (Decrease)	4,997,104	120,218,357	851,137	20,470,499

Class R5
Shares Sold	4,626,287	$111,019,044	1,183,789	$28,088,675
Shares Issued for Reinvested Dividends	25,242	593,664	684	15,632
Shares Redeemed	(707,822)	(16,857,806)	(88,603)	(2,095,270)

Net Increase (Decrease)	3,943,707	94,754,902	1,095,870	26,009,037

Class R6(1)
Shares Sold	1,454,286	$35,422,164	24,821	$584,344
Shares Issued for Reinvested Dividends	985	23,260	—	—
Shares Redeemed	(154,511)	(3,759,772)	(272)	(6,603)

Net Increase (Decrease)	1,300,760	31,685,652	24,549	577,741

163

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Core Equity Fund (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	13,248,042	$314,850,512	856,126	$20,398,568
Shares Issued for Reinvested Dividends	56,439	1,349,052	4,947	113,341
Shares Redeemed	(2,436,476)	(58,410,104)	(197,379)	(4,601,031)

Net Increase (Decrease)	10,868,005	257,789,460	663,694	15,910,878

Total Net Increase (Decrease)	75,932,798	$1,759,502,365	16,161,389	$376,435,394

(1) Commenced operations on March 31, 2015.

Dividend and Growth Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	11,827,823	$270,126,567	12,016,958	$303,232,662
Shares Issued for Reinvested Dividends	15,721,312	349,869,481	14,957,792	368,350,623
Shares Redeemed	(27,735,505)	(641,471,001)	(18,008,635)	(454,396,622)
Shares converted (from) Class B into Class A	219,034	4,982,276	326,290	8,305,930

Net Increase (Decrease)	32,664	(16,492,677)	9,292,405	225,492,593

Class B
Shares Sold	14,253	$316,475	39,414	$971,331
Shares Issued for Reinvested Dividends	166,942	3,626,315	257,625	6,221,065
Shares Redeemed	(931,562)	(20,997,081)	(922,713)	(23,027,380)
Shares converted (from) Class B into Class A	(223,401)	(4,982,276)	(332,516)	(8,305,930)

Net Increase (Decrease)	(973,768)	(22,036,567)	(958,190)	(24,140,914)

Class C
Shares Sold	1,975,730	$43,860,179	2,219,857	$54,642,950
Shares Issued for Reinvested Dividends	1,874,808	40,406,189	1,756,993	42,118,336
Shares Redeemed	(3,835,749)	(85,478,285)	(2,499,690)	(61,397,703)

Net Increase (Decrease)	14,789	(1,211,917)	1,477,160	35,363,583

Class I
Shares Sold	17,222,827	$396,781,233	10,992,405	$276,474,917
Shares Issued for Reinvested Dividends	7,426,774	164,722,133	7,533,771	184,802,630
Shares Redeemed	(17,459,490)	(401,433,607)	(19,500,002)	(493,177,603)

Net Increase (Decrease)	7,190,111	160,069,759	(973,826)	(31,900,056)

Class R3
Shares Sold	519,679	$11,982,775	598,838	$15,312,528
Shares Issued for Reinvested Dividends	326,230	7,328,236	329,360	8,188,504
Shares Redeemed	(899,240)	(21,027,354)	(896,450)	(22,898,541)

Net Increase (Decrease)	(53,331)	(1,716,343)	31,748	602,491

Class R4
Shares Sold	1,292,238	$30,027,274	1,494,841	$38,162,936
Shares Issued for Reinvested Dividends	445,962	10,088,298	418,695	10,461,289
Shares Redeemed	(1,943,069)	(45,862,775)	(1,786,856)	(45,985,228)

Net Increase (Decrease)	(204,869)	(5,747,203)	126,680	2,638,997

164

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Dividend and Growth Fund (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	2,473,418	$56,672,703	2,753,299	$69,994,979
Shares Issued for Reinvested Dividends	643,549	14,588,667	605,686	15,180,069
Shares Redeemed	(7,766,635)	(178,504,161)	(2,580,670)	(66,495,496)

Net Increase (Decrease)	(4,649,668)	(107,242,791)	778,315	18,679,552

Class R6(1)
Shares Sold	129,875	$3,014,720	360	$10,000
Shares Issued for Reinvested Dividends	1,015	23,989	40	1,001
Shares Redeemed	(7,608)	(181,390)	—	—

Net Increase (Decrease)	123,282	2,857,319	400	11,001

Class Y
Shares Sold	14,279,840	$341,152,177	4,381,897	$112,032,155
Shares Issued for Reinvested Dividends	6,056,885	137,719,117	5,263,031	132,001,896
Shares Redeemed	(11,421,763)	(267,459,707)	(6,393,961)	(165,600,561)

Net Increase (Decrease)	8,914,962	211,411,587	3,250,967	78,433,490

Total Net Increase (Decrease)	10,394,172	$219,891,167	13,025,659	$305,180,737

(1) Commenced operations on November 7, 2014.

Equity Income Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	11,370,885	$198,695,633	12,406,343	$231,741,068
Shares Issued for Reinvested Dividends	9,509,717	159,991,475	4,668,164	85,747,162
Shares Redeemed	(21,628,077)	(382,379,118)	(25,615,666)	(479,522,316)
Shares converted (from) Class B into Class A	32,862	562,740	39,384	745,386

Net Increase (Decrease)	(714,613)	(23,129,270)	(8,501,775)	(161,288,700)

Class B
Shares Sold	24,955	$433,487	30,930	$576,013
Shares Issued for Reinvested Dividends	66,756	1,120,750	44,628	821,014
Shares Redeemed	(417,297)	(7,362,995)	(427,645)	(8,020,430)
Shares converted (from) Class B into Class A	(32,832)	(562,740)	(39,364)	(745,386)

Net Increase (Decrease)	(358,418)	(6,371,498)	(391,451)	(7,368,789)

Class C
Shares Sold	3,905,292	$67,671,902	4,182,849	$78,031,978
Shares Issued for Reinvested Dividends	2,133,619	35,565,816	895,341	16,360,992
Shares Redeemed	(5,486,671)	(95,717,720)	(4,493,757)	(83,383,140)

Net Increase (Decrease)	552,240	7,519,998	584,433	11,009,830

Class I
Shares Sold	23,418,906	$412,398,070	12,942,674	$241,104,734
Shares Issued for Reinvested Dividends	4,384,964	73,583,551	2,233,625	40,861,565
Shares Redeemed	(18,641,771)	(322,149,685)	(17,931,867)	(331,672,319)

Net Increase (Decrease)	9,162,099	163,831,936	(2,755,568)	(49,706,020)

165

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Equity Income Fund (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	636,332	$11,187,488	752,875	$14,093,619
Shares Issued for Reinvested Dividends	274,858	4,621,450	128,915	2,368,752
Shares Redeemed	(862,776)	(15,151,582)	(949,453)	(17,600,794)

Net Increase (Decrease)	48,414	657,356	(67,663)	(1,138,423)

Class R4
Shares Sold	1,164,091	$20,491,643	953,664	$17,916,880
Shares Issued for Reinvested Dividends	333,156	5,617,861	160,057	2,944,963
Shares Redeemed	(1,212,032)	(21,456,423)	(1,160,922)	(21,827,440)

Net Increase (Decrease)	285,215	4,653,081	(47,201)	(965,597)

Class R5
Shares Sold	980,118	$17,179,762	1,535,456	$29,033,653
Shares Issued for Reinvested Dividends	359,302	6,086,582	213,556	3,949,733
Shares Redeemed	(1,811,543)	(32,027,998)	(2,463,301)	(46,471,894)

Net Increase (Decrease)	(472,123)	(8,761,654)	(714,289)	(13,488,508)

Class R6(1)
Shares Sold	62,177	$1,107,692	859,969	$16,138,642
Shares Issued for Reinvested Dividends	77,955	1,325,851	4,802	82,137
Shares Redeemed	(75,298)	(1,366,352)	(127,008)	(2,340,024)

Net Increase (Decrease)	64,834	1,067,191	737,763	13,880,755

Class Y
Shares Sold	12,059,147	$207,508,098	2,821,312	$53,229,407
Shares Issued for Reinvested Dividends	1,512,164	25,802,438	610,214	11,286,490
Shares Redeemed	(5,345,547)	(94,320,343)	(2,693,960)	(50,752,885)

Net Increase (Decrease)	8,225,764	138,990,193	737,566	13,763,012

Total Net Increase (Decrease)	16,793,412	$278,457,333	(10,418,185)	$(195,302,440)

(1) Commenced operations on November 7, 2014.

Growth Opportunities Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	7,357,144	$270,866,300	11,323,600	$454,945,077
Shares Issued for Reinvested Dividends	4,073,036	149,928,457	7,036,698	255,994,798
Shares Redeemed	(10,654,646)	(392,192,252)	(7,072,624)	(281,437,556)
Shares converted (from) Class B into Class A	72,594	2,637,481	57,219	2,307,502

Net Increase (Decrease)	848,128	31,239,986	11,344,893	431,809,821

Class B
Shares Sold	17,119	$433,669	46,564	$1,295,900
Shares Issued for Reinvested Dividends	60,096	1,521,632	167,713	4,395,762
Shares Redeemed	(330,807)	(8,409,913)	(271,213)	(7,881,876)
Shares converted (from) Class B into Class A	(105,622)	(2,637,481)	(79,370)	(2,307,502)

Net Increase (Decrease)	(359,214)	(9,092,093)	(136,306)	(4,497,716)

166

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Growth Opportunities Fund (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class C
Shares Sold	4,946,279	$128,086,649	6,195,981	$179,904,333
Shares Issued for Reinvested Dividends	1,506,379	38,578,363	1,801,666	47,618,034
Shares Redeemed	(3,985,761)	(102,262,704)	(1,744,057)	(50,580,668)

Net Increase (Decrease)	2,466,897	64,402,308	6,253,590	176,941,699

Class I
Shares Sold	19,732,943	$752,758,204	27,012,976	$1,115,541,986
Shares Issued for Reinvested Dividends	4,479,451	170,818,254	6,332,967	237,296,256
Shares Redeemed	(37,897,925)	(1,412,422,706)	(14,068,624)	(579,444,912)

Net Increase (Decrease)	(13,685,531)	(488,846,248)	19,277,319	773,393,330

Class R3
Shares Sold	402,839	$14,741,027	487,697	$19,838,065
Shares Issued for Reinvested Dividends	92,026	3,425,213	133,408	4,918,740
Shares Redeemed	(320,922)	(11,881,561)	(219,197)	(8,789,268)

Net Increase (Decrease)	173,943	6,284,679	401,908	15,967,537

Class R4
Shares Sold	698,644	$26,711,871	421,498	$17,654,988
Shares Issued for Reinvested Dividends	119,352	4,608,198	215,215	8,182,472
Shares Redeemed	(419,247)	(16,171,719)	(363,791)	(14,935,940)

Net Increase (Decrease)	398,749	15,148,350	272,922	10,901,520

Class R5
Shares Sold	592,286	$22,580,594	618,748	$26,681,559
Shares Issued for Reinvested Dividends	244,389	9,743,509	437,027	17,052,786
Shares Redeemed	(3,306,959)	(128,685,435)	(441,324)	(19,054,253)

Net Increase (Decrease)	(2,470,284)	(96,361,332)	614,451	24,680,092

Class R6(1)
Shares Sold	26,285	$1,098,560	212	$10,000
Shares Issued for Reinvested Dividends	1,420	57,208	42	1,642
Shares Redeemed	(5,092)	(202,378)	—	—

Net Increase (Decrease)	22,613	953,390	254	11,642

Class Y
Shares Sold	5,415,420	$219,325,203	2,803,664	$122,559,813
Shares Issued for Reinvested Dividends	393,230	15,865,607	283,158	11,147,947
Shares Redeemed	(4,482,778)	(165,961,074)	(265,048)	(11,563,390)

Net Increase (Decrease)	1,325,872	69,229,736	2,821,774	122,144,370

Total Net Increase (Decrease)	(11,278,827)	$(407,041,224)	40,850,805	$1,551,352,295

(1)	Commenced operations on November 7, 2014.

167

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Healthcare Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	6,281,243	$209,895,248	11,012,713	$434,672,549
Shares Issued for Reinvested Dividends	3,434,927	119,540,110	1,147,667	40,592,988
Shares Redeemed	(8,924,397)	(293,106,568)	(4,941,855)	(194,574,979)
Shares converted (from) Class B into Class A	29,586	967,283	40,707	1,614,202

Net Increase (Decrease)	821,359	37,296,073	7,259,232	282,304,760

Class B
Shares Sold	7,616	$214,742	42,562	$1,452,761
Shares Issued for Reinvested Dividends	26,330	772,283	23,436	721,123
Shares Redeemed	(107,514)	(3,003,955)	(183,572)	(6,280,362)
Shares converted (from) Class B into Class A	(34,752)	(967,283)	(46,907)	(1,614,202)

Net Increase (Decrease)	(108,320)	(2,984,213)	(164,481)	(5,720,680)

Class C
Shares Sold	1,828,436	$52,737,744	4,269,544	$147,066,831
Shares Issued for Reinvested Dividends	1,440,836	42,778,689	398,445	12,359,998
Shares Redeemed	(2,837,305)	(79,647,054)	(903,015)	(30,688,696)

Net Increase (Decrease)	431,967	15,869,379	3,764,974	128,738,133

Class I
Shares Sold	4,161,816	$142,954,558	4,134,542	$167,660,812
Shares Issued for Reinvested Dividends	920,168	33,239,324	224,482	8,182,379
Shares Redeemed	(4,643,081)	(156,002,724)	(1,344,725)	(53,784,451)

Net Increase (Decrease)	438,903	20,191,158	3,014,299	122,058,740

Class R3
Shares Sold	484,968	$16,688,607	830,362	$33,178,788
Shares Issued for Reinvested Dividends	213,051	7,622,444	76,789	2,793,593
Shares Redeemed	(807,673)	(27,133,820)	(494,308)	(19,333,572)

Net Increase (Decrease)	(109,654)	(2,822,769)	412,843	16,638,809

Class R4
Shares Sold	378,050	$13,354,643	653,744	$27,160,321
Shares Issued for Reinvested Dividends	166,989	6,202,127	51,929	1,946,281
Shares Redeemed	(638,524)	(22,323,070)	(220,010)	(9,060,281)

Net Increase (Decrease)	(93,485)	(2,766,300)	485,663	20,046,321

Class R5
Shares Sold	106,023	$3,932,106	121,122	$5,122,901
Shares Issued for Reinvested Dividends	17,672	678,660	4,336	166,891
Shares Redeemed	(93,792)	(3,388,808)	(57,980)	(2,443,721)

Net Increase (Decrease)	29,903	1,221,958	67,478	2,846,071

Class Y
Shares Sold	1,552,667	$53,535,145	88,958	$3,819,043
Shares Issued for Reinvested Dividends	36,243	1,403,996	9,967	386,236
Shares Redeemed	(316,374)	(11,275,709)	(43,874)	(1,839,046)

Net Increase (Decrease)	1,272,536	43,663,432	55,051	2,366,233

Total Net Increase (Decrease)	2,683,209	$109,668,718	14,895,059	$569,278,387

168

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

MidCap Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	15,555,128	$370,651,164	10,462,119	$274,164,377
Shares Issued for Reinvested Dividends	6,427,454	149,631,121	7,470,845	181,840,374
Shares Redeemed	(15,258,356)	(366,056,899)	(9,660,007)	(252,283,990)
Shares converted (from) Class B into Class A	62,049	1,454,286	68,384	1,802,263

Net Increase (Decrease)	6,786,275	155,679,672	8,341,341	205,523,024

Class B
Shares Sold	26,574	$467,152	23,613	$471,357
Shares Issued for Reinvested Dividends	132,790	2,286,638	187,726	3,502,970
Shares Redeemed	(354,640)	(6,252,035)	(257,138)	(5,169,464)
Shares converted (from) Class B into Class A	(83,930)	(1,454,286)	(89,281)	(1,802,263)

Net Increase (Decrease)	(279,206)	(4,952,531)	(135,080)	(2,997,400)

Class C
Shares Sold	6,173,274	$112,518,484	5,921,976	$122,034,608
Shares Issued for Reinvested Dividends	3,179,938	56,602,900	3,259,674	62,553,351
Shares Redeemed	(6,388,859)	(116,189,978)	(3,502,721)	(72,183,416)

Net Increase (Decrease)	2,964,353	52,931,406	5,678,929	112,404,543

Class I
Shares Sold	58,129,474	$1,418,593,240	9,134,353	$242,271,345
Shares Issued for Reinvested Dividends	2,076,246	49,331,615	2,049,424	50,702,742
Shares Redeemed	(16,647,955)	(408,405,655)	(4,953,818)	(131,932,964)

Net Increase (Decrease)	43,557,765	1,059,519,200	6,229,959	161,041,123

Class R3
Shares Sold	659,106	$17,508,553	1,014,643	$29,284,893
Shares Issued for Reinvested Dividends	188,534	4,877,369	186,911	5,033,512
Shares Redeemed	(814,344)	(21,672,742)	(446,025)	(12,878,581)

Net Increase (Decrease)	33,296	713,180	755,529	21,439,824

Class R4
Shares Sold	3,006,475	$82,666,863	2,647,260	$77,464,695
Shares Issued for Reinvested Dividends	301,787	8,021,498	291,617	8,028,220
Shares Redeemed	(1,877,827)	(51,812,626)	(1,482,784)	(44,180,185)

Net Increase (Decrease)	1,430,435	38,875,735	1,456,093	41,312,730

Class R5
Shares Sold	2,539,012	$70,735,603	2,598,401	$77,353,888
Shares Issued for Reinvested Dividends	387,079	10,462,742	351,572	9,801,832
Shares Redeemed	(1,496,523)	(41,483,046)	(1,089,636)	(32,657,991)

Net Increase (Decrease)	1,429,568	39,715,299	1,860,337	54,497,729

Class R6(1)
Shares Sold	958,173	$27,674,388	41,661	$1,251,491
Shares Issued for Reinvested Dividends	16,800	457,136	31	858
Shares Redeemed	(88,833)	(2,506,590)	(1,482)	(45,282)

Net Increase (Decrease)	886,140	25,624,934	40,210	1,207,067

169

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

MidCap Fund (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	20,168,263	$550,050,270	12,525,770	$375,931,667
Shares Issued for Reinvested Dividends	2,668,794	72,591,201	3,104,776	86,995,819
Shares Redeemed	(9,728,296)	(273,913,281)	(11,000,352)	(329,061,962)

Net Increase (Decrease)	13,108,761	348,728,190	4,630,194	133,865,524

Total Net Increase (Decrease)	69,917,387	$1,716,835,085	28,857,512	$728,294,164

(1) Commenced operations on November 7, 2014.

MidCap Value Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	5,032,229	$68,859,630	2,280,934	$35,329,778
Shares Issued for Reinvested Dividends	1,281,207	17,390,710	1,747,300	25,055,811
Shares Redeemed	(3,961,991)	(54,844,846)	(2,149,868)	(33,095,942)
Shares converted (from) Class B into Class A	21,277	287,705	23,801	369,572

Net Increase (Decrease)	2,372,722	31,693,199	1,902,167	27,659,219

Class B
Shares Sold	10,348	$124,140	5,042	$68,433
Shares Issued for Reinvested Dividends	9,900	115,336	20,894	262,016
Shares Redeemed	(49,867)	(578,174)	(35,586)	(479,394)
Shares converted (from) Class B into Class A	(24,791)	(287,705)	(27,192)	(369,572)

Net Increase (Decrease)	(54,410)	(626,403)	(36,842)	(518,517)

Class C
Shares Sold	415,198	$4,858,584	496,996	$6,667,704
Shares Issued for Reinvested Dividends	276,461	3,206,945	371,518	4,636,545
Shares Redeemed	(810,623)	(9,514,569)	(515,255)	(6,927,429)

Net Increase (Decrease)	(118,964)	(1,449,040)	353,259	4,376,820

Class I
Shares Sold	5,377,853	$76,102,795	882,874	$13,548,799
Shares Issued for Reinvested Dividends	164,226	2,248,438	232,153	3,359,439
Shares Redeemed	(1,612,305)	(21,628,845)	(1,365,576)	(21,114,428)

Net Increase (Decrease)	3,929,774	56,722,388	(250,549)	(4,206,190)

Class R3
Shares Sold	276,345	$3,795,520	292,165	$4,704,497
Shares Issued for Reinvested Dividends	47,551	677,606	70,619	1,059,988
Shares Redeemed	(192,291)	(2,742,231)	(301,485)	(4,841,250)

Net Increase (Decrease)	131,605	1,730,895	61,299	923,235

Class R4
Shares Sold	383,094	$5,890,463	316,535	$5,132,507
Shares Issued for Reinvested Dividends	61,300	884,311	60,130	913,209
Shares Redeemed	(272,150)	(3,910,822)	(182,378)	(2,967,493)

Net Increase (Decrease)	172,244	2,863,952	194,287	3,078,223

170

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

MidCap Value Fund (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	401,029	$5,990,953	404,683	$6,803,907
Shares Issued for Reinvested Dividends	24,999	364,802	20,697	317,777
Shares Redeemed	(240,467)	(3,486,688)	(117,576)	(1,937,877)

Net Increase (Decrease)	185,561	2,869,067	307,804	5,183,807

Class Y
Shares Sold	1,137,558	$16,289,236	997,074	$16,215,198
Shares Issued for Reinvested Dividends	742,878	10,866,975	1,175,452	18,085,601
Shares Redeemed	(6,378,833)	(93,359,924)	(1,743,771)	(29,022,105)

Net Increase (Decrease)	(4,498,397)	(66,203,713)	428,755	5,278,694

Total Net Increase (Decrease)	2,120,135	$27,600,345	2,960,180	$41,775,291

Small Cap Core Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	550,030	$6,238,624	627,385	$8,180,849
Shares Issued for Reinvested Dividends	267,018	2,973,909	420,436	5,202,022
Shares Redeemed	(992,026)	(11,359,315)	(883,557)	(11,501,366)
Shares converted (from) Class B into Class A	27,315	307,269	44,124	580,562

Net Increase (Decrease)	(147,663)	(1,839,513)	208,388	2,462,067

Class B
Shares Sold	1,198	$13,124	1,121	$13,428
Shares Issued for Reinvested Dividends	9,645	100,111	24,551	284,304
Shares Redeemed	(61,792)	(660,274)	(61,908)	(762,004)
Shares converted (from) Class B into Class A	(29,320)	(307,269)	(46,890)	(580,562)

Net Increase (Decrease)	(80,269)	(854,308)	(83,126)	(1,044,834)

Class C
Shares Sold	96,805	$1,003,040	133,441	$1,629,510
Shares Issued for Reinvested Dividends	75,093	768,199	112,859	1,288,848
Shares Redeemed	(316,903)	(3,293,999)	(166,903)	(2,003,496)

Net Increase (Decrease)	(145,005)	(1,522,760)	79,397	914,862

Class I(1)
Shares Sold	101,115	$1,200,325	206,508	$2,699,286
Shares Issued for Reinvested Dividends	11,604	129,624	—	—
Shares Redeemed	(86,090)	(963,941)	(10,208)	(131,076)

Net Increase (Decrease)	26,629	366,008	196,300	2,568,210

Class R3
Shares Sold	23,514	$256,934	24,567	$323,223
Shares Issued for Reinvested Dividends	3,778	43,183	4,189	53,140
Shares Redeemed	(31,000)	(369,576)	(4,524)	(60,510)

Net Increase (Decrease)	(3,708)	(69,459)	24,232	315,853

171

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Small Cap Core Fund (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	13,580	$152,568	17,673	$241,773
Shares Issued for Reinvested Dividends	1,552	17,826	2,874	36,652
Shares Redeemed	(40,594)	(455,990)	(8,915)	(121,316)

Net Increase (Decrease)	(25,462)	(285,596)	11,632	157,109

Class R5
Shares Sold	—	$—	1,203	$16,717
Shares Issued for Reinvested Dividends	1,087	12,566	1,608	20,616
Shares Redeemed	(14,420)	(165,254)	—	—

Net Increase (Decrease)	(13,333)	(152,688)	2,811	37,333

Class Y
Shares Sold	10,902,807	$125,956,942	87,586	$1,226,283
Shares Issued for Reinvested Dividends	60,169	710,300	5,845	74,879
Shares Redeemed	(1,893,466)	(22,793,798)	(8,022)	(108,768)

Net Increase (Decrease)	9,069,510	103,873,444	85,409	1,192,394

Total Net Increase (Decrease)	8,680,699	$99,515,128	525,043	$6,602,994

(1) Commenced operations on March 31, 2015.

Small Cap Growth Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	175,287	$7,764,790	1,018,778	$50,362,617
Shares Issued for Reinvested Dividends	446,050	19,403,159	219,479	10,280,405
Shares Redeemed	(1,216,680)	(51,367,031)	(1,152,453)	(58,789,421)
Shares converted (from) Class B into Class A	8,996	382,075	10,028	510,002

Net Increase (Decrease)	(586,347)	(23,817,007)	95,832	2,363,603

Class B
Shares Sold	20	$673	241	$9,307
Shares Issued for Reinvested Dividends	4,012	138,286	3,349	128,001
Shares Redeemed	(13,491)	(458,601)	(20,345)	(841,075)
Shares converted (from) Class B into Class A	(11,368)	(382,075)	(12,318)	(510,002)

Net Increase (Decrease)	(20,827)	(701,717)	(29,073)	(1,213,769)

Class C
Shares Sold	30,975	$1,053,636	274,823	$11,069,192
Shares Issued for Reinvested Dividends	135,865	4,642,494	60,618	2,296,226
Shares Redeemed	(349,180)	(11,966,240)	(177,177)	(7,165,032)

Net Increase (Decrease)	(182,340)	(6,270,110)	158,264	6,200,386

Class I
Shares Sold	1,504,156	$67,359,589	3,405,198	$173,409,186
Shares Issued for Reinvested Dividends	333,611	14,882,404	98,145	4,689,390
Shares Redeemed	(3,043,594)	(133,228,190)	(1,601,877)	(82,837,725)

Net Increase (Decrease)	(1,205,827)	(50,986,197)	1,901,466	95,260,851

172

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Small Cap Growth Fund (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	78,713	$3,382,945	231,076	$11,520,857
Shares Issued for Reinvested Dividends	24,023	1,044,263	6,988	327,938
Shares Redeemed	(150,025)	(6,618,060)	(84,099)	(4,214,566)

Net Increase (Decrease)	(47,289)	(2,190,852)	153,965	7,634,229

Class R4
Shares Sold	359,856	$16,159,472	933,091	$48,014,999
Shares Issued for Reinvested Dividends	102,431	4,587,890	35,955	1,728,699
Shares Redeemed	(502,779)	(22,607,555)	(427,773)	(22,143,113)

Net Increase (Decrease)	(40,492)	(1,860,193)	541,273	27,600,585

Class R5
Shares Sold	472,492	$21,498,860	1,824,269	$95,985,946
Shares Issued for Reinvested Dividends	172,986	8,000,609	37,778	1,865,099
Shares Redeemed	(748,942)	(34,942,100)	(388,057)	(20,755,733)

Net Increase (Decrease)	(103,464)	(5,442,631)	1,473,990	77,095,312

Class R6(1)
Shares Sold	101,337	$4,504,644	257	$13,385
Shares Issued for Reinvested Dividends	22	1,036	8	409
Shares Redeemed	(16,674)	(780,149)	—	(2)

Net Increase (Decrease)	84,685	3,725,531	265	13,792

Class Y
Shares Sold	1,411,283	$65,897,767	3,386,443	$180,417,211
Shares Issued for Reinvested Dividends	495,729	23,135,682	193,409	9,620,151
Shares Redeemed	(1,923,627)	(89,252,794)	(1,656,926)	(89,251,722)

Net Increase (Decrease)	(16,615)	(219,345)	1,922,926	100,785,640

Total Net Increase (Decrease)	(2,118,516)	$(87,762,521)	6,218,908	$315,740,629

(1) Commenced operations on November 7, 2014.

Small Company Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	3,213,407	$50,626,998	3,910,320	$84,084,308
Shares Issued for Reinvested Dividends	2,616,747	42,260,470	2,859,231	57,642,102
Shares Redeemed	(6,095,959)	(97,416,270)	(4,176,123)	(89,172,058)
Shares converted (from) Class B into Class A	28,971	456,183	26,587	573,759

Net Increase (Decrease)	(236,834)	(4,072,619)	2,620,015	53,128,111

Class B
Shares Sold	6,823	$79,319	7,035	$116,369
Shares Issued for Reinvested Dividends	33,958	407,499	55,903	884,387
Shares Redeemed	(95,455)	(1,115,727)	(92,991)	(1,582,700)
Shares converted (from) Class B into Class A	(38,966)	(456,183)	(33,946)	(573,759)

Net Increase (Decrease)	(93,640)	(1,085,092)	(63,999)	(1,155,703)

173

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Small Company Fund (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class C
Shares Sold	194,329	$2,328,208	332,041	$5,637,080
Shares Issued for Reinvested Dividends	472,301	5,658,168	462,372	7,296,225
Shares Redeemed	(815,989)	(9,741,662)	(323,084)	(5,432,597)

Net Increase (Decrease)	(149,359)	(1,755,286)	471,329	7,500,708

Class I
Shares Sold	2,023,112	$33,954,869	1,520,396	$33,722,687
Shares Issued for Reinvested Dividends	517,744	8,708,431	459,818	9,578,007
Shares Redeemed	(3,462,909)	(56,677,439)	(877,310)	(19,053,216)

Net Increase (Decrease)	(922,053)	(14,014,139)	1,102,904	24,247,478

Class R3
Shares Sold	296,140	$5,038,547	353,766	$8,281,577
Shares Issued for Reinvested Dividends	242,555	4,249,559	425,197	9,218,261
Shares Redeemed	(525,685)	(9,098,332)	(1,330,491)	(30,301,448)

Net Increase (Decrease)	13,010	189,774	(551,528)	(12,801,610)

Class R4
Shares Sold	370,273	$6,726,992	545,378	$13,122,730
Shares Issued for Reinvested Dividends	268,598	4,923,405	437,726	9,844,453
Shares Redeemed	(1,023,313)	(18,196,089)	(1,481,121)	(36,537,448)

Net Increase (Decrease)	(384,442)	(6,545,692)	(498,017)	(13,570,265)

Class R5
Shares Sold	294,757	$5,482,622	1,151,731	$29,486,196
Shares Issued for Reinvested Dividends	176,074	3,359,491	52,863	1,227,471
Shares Redeemed	(1,531,097)	(27,300,052)	(132,728)	(3,244,928)

Net Increase (Decrease)	(1,060,266)	(18,457,939)	1,071,866	27,468,739

Class R6(1)
Shares Sold	606,951	$10,996,464	354	$10,000
Shares Issued for Reinvested Dividends	55	1,073	62	1,449
Shares Redeemed	(606,950)	(11,143,097)	—	—

Net Increase (Decrease)	56	(145,560)	416	11,449

Class Y
Shares Sold	593,130	$11,047,655	1,839,949	$46,803,353
Shares Issued for Reinvested Dividends	1,590,330	30,836,502	2,055,037	48,355,024
Shares Redeemed	(9,310,217)	(181,231,860)	(3,528,632)	(86,331,983)

Net Increase (Decrease)	(7,126,757)	(139,347,703)	366,354	8,826,394

Total Net Increase (Decrease)	(9,960,285)	$(185,234,256)	4,519,340	$93,655,301

(1) Commenced operations on November 7, 2014.

174

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Value Opportunities Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	829,142	$14,139,822	872,814	$16,745,922
Shares Issued for Reinvested Dividends	954,273	15,811,452	945,072	17,480,234
Shares Redeemed	(2,472,476)	(42,658,874)	(2,363,524)	(45,328,755)
Shares converted (from) Class B into Class A	25,792	433,334	41,448	803,978

Net Increase (Decrease)	(663,269)	(12,274,266)	(504,190)	(10,298,621)

Class B
Shares Sold	998	$14,455	1,986	$33,195
Shares Issued for Reinvested Dividends	9,252	133,450	16,686	271,313
Shares Redeemed	(52,697)	(783,707)	(71,433)	(1,222,873)
Shares converted (from) Class B into Class A	(29,345)	(433,334)	(46,829)	(803,978)

Net Increase (Decrease)	(71,792)	(1,069,136)	(99,590)	(1,722,343)

Class C
Shares Sold	101,997	$1,485,528	145,916	$2,447,969
Shares Issued for Reinvested Dividends	128,762	1,845,640	126,635	2,052,542
Shares Redeemed	(436,576)	(6,420,763)	(384,599)	(6,522,935)

Net Increase (Decrease)	(205,817)	(3,089,595)	(112,048)	(2,022,424)

Class I
Shares Sold	708,964	$12,376,170	542,263	$10,361,298
Shares Issued for Reinvested Dividends	85,174	1,396,360	162,322	2,974,924
Shares Redeemed	(1,186,788)	(20,278,464)	(1,421,247)	(26,530,348)

Net Increase (Decrease)	(392,650)	(6,505,934)	(716,662)	(13,194,126)

Class R3
Shares Sold	32,000	$563,698	41,336	$800,348
Shares Issued for Reinvested Dividends	15,522	259,602	16,813	313,532
Shares Redeemed	(88,249)	(1,520,411)	(83,473)	(1,614,082)

Net Increase (Decrease)	(40,727)	(697,111)	(25,324)	(500,202)

Class R4
Shares Sold	102,710	$1,790,812	101,354	$1,979,492
Shares Issued for Reinvested Dividends	37,821	640,216	37,586	709,328
Shares Redeemed	(292,471)	(5,123,200)	(165,829)	(3,248,841)

Net Increase (Decrease)	(151,940)	(2,692,172)	(26,889)	(560,021)

Class R5
Shares Sold	13,911	$241,877	19,502	$384,143
Shares Issued for Reinvested Dividends	11,717	200,138	10,587	201,247
Shares Redeemed	(45,733)	(833,281)	(31,033)	(621,402)

Net Increase (Decrease)	(20,105)	(391,266)	(944)	(36,012)

Class Y
Shares Sold	41,514	$683,827	7,386	$150,156
Shares Issued for Reinvested Dividends	7,637	130,889	7,522	143,556
Shares Redeemed	(87,678)	(1,600,586)	(18,370)	(346,645)

Net Increase (Decrease)	(38,527)	(785,870)	(3,462)	(52,933)

Total Net Increase (Decrease)	(1,584,827)	$(27,505,350)	(1,489,109)	$(28,386,682)

175

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

11.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $330 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During the year ended October 31, 2016, none of the Funds had borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. HFMC and HIFSCO dispute the allegations and intend to defend vigorously. As of October 31, 2016, the trial was scheduled for November 2016.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

13.	Indemnifications:

Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Subsequent Events:

Effective November 1, 2016, the fee rates paid pursuant to the fund accounting agreement for each Fund are changing and the per account fee paid to HASCO for transfer agency services for all Classes, except Class Y, is also changing.

176

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Small Cap Core Fund and The Hartford Small Company Fund, (nine of the series comprising The Hartford Mutual Funds, Inc.), and The Hartford Growth Opportunities Fund, The Hartford Small Cap Growth Fund (formerly The Hartford SmallCap Growth Fund) and The Hartford Value Opportunities Fund (three of the series comprising The Hartford Mutual Funds II, Inc.) (collectively, together with The Hartford Mutual Funds, Inc., the “Companies”), as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Companies’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Companies’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Companies’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Small Cap Core Fund, The Hartford Small Company Fund, The Hartford Growth Opportunities Fund, The Hartford Small Cap Growth Fund and The Hartford Value Opportunities Fund at October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2016

177

Domestic Equity Funds

Shareholder Meeting Results (Unaudited)

A Joint Annual Meeting of Shareholders (“Meeting”) was held on March 14, 2016 and shareholders were asked to consider the proposals listed below. The Meeting was adjourned for certain funds until April 19, 2016 with respect to proposals 2 through 6 listed below.

Proposal No.	Description of Proposal

1.	The election of nominees to the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

2.	The approval of a new Investment Management Agreement between Hartford Funds Management Company, LLC (“HFMC”) and The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (collectively, the “Companies”), on behalf of the Funds.

3.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

4.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

5.	The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

6.	The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

All shareholders of record at the close of business on December 23, 2015 (“Record Date”) were entitled to attend or submit proxies. As of the Record Date, each Fund had the following number of shares outstanding:

Fund	Outstanding Shares
The Hartford Capital Appreciation Fund	302,310,167.0580
Hartford Core Equity Fund	40,550,836.4810
The Hartford Dividend and Growth Fund	335,473,622.5660
The Hartford Equity Income Fund	208,441,000.2140
The Hartford Growth Opportunities Fund	145,864,742.7330
The Hartford Healthcare Fund	49,233,388.2480
The Hartford MidCap Fund	210,917,587.2770
The Hartford MidCap Value Fund	30,495,120.1330
Hartford Small Cap Core Fund	16,855,379.8920
The Hartford Small Cap Growth Fund	22,226,605.7090
The Hartford Small Company Fund	41,664,311.5380
The Hartford Value Opportunities Fund	15,738,080.9680

178

Domestic Equity Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal One: The election of nominees to the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Approval of Board of Directors for The Hartford Mutual Funds, Inc.

Name(1)	For	Withheld
Hilary E. Ackermann	2,179,706,725.8944	42,734,167.7165
Lynn S. Birdsong	2,180,563,045.6502	41,877,847.9607
James E. Davey	2,181,118,226.9968	41,322,666.6141
Christine Detrick	2,181,014,822.3680	41,426,071.2429
Duane E. Hill	2,179,870,593.2057	42,570,300.4052
Sandra S. Jaffee	2,179,682,910.1968	42,757,983.4141
William P. Johnston	2,179,896,424.5899	42,544,469.0210
Phillip O. Peterson	2,179,760,892.2321	42,680,001.3788
Lemma W. Senbet	2,179,956,972.5800	42,483,921.0309

(1)	Shareholders approved the election of each nominee at the Meeting.

Approval of Board of Directors for The Hartford Mutual Funds II, Inc.

Name(1)	For	Withheld
Hilary E. Ackermann	106,921,113.5646	2,249,725.6650
Lynn S. Birdsong	106,960,028.8694	2,210,810.3602
James E. Davey	106,948,613.2097	2,222,226.0199
Christine Detrick	106,998,232.0779	2,172,607.1517
Duane E. Hill	106,897,991.8797	2,272,847.3499
Sandra S. Jaffee	106,933,502.5447	2,237,336.6849
William P. Johnston	106,914,115.2392	2,256,723.9904
Phillip O. Peterson	106,964,295.5796	2,206,543.6500
Lemma W. Senbet	106,953,626.6527	2,217,212.5769

(1)	Shareholders approved the election of each nominee at the Meeting.

Proposal Two: The approval of a new Investment Management Agreement between HFMC and the Companies, on behalf of the Funds.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Capital Appreciation Fund(2)	108,755,825.0800	3,728,501.1430	4,020,409.9600	36,434,080.0000
Hartford Core Equity Fund(1)	19,120,845.8538	530,526.3437	1,628,216.5231	4,106,678.0000
The Hartford Dividend and Growth Fund(1)	146,681,526.5939	2,741,584.1695	3,649,329.9962	35,656,030.0000
The Hartford Equity Income Fund(2)	74,716,497.7450	1,987,745.8110	2,952,825.2730	24,886,675.0000
The Hartford Growth Opportunities Fund(1)	63,625,974.7576	1,364,562.2500	2,004,766.2211	13,503,490.0000
The Hartford Healthcare Fund(2)	14,749,829.1580	492,050.6760	647,583.9830	7,826,233.0000
The Hartford MidCap Fund(2)	73,130,989.2990	1,772,153.6550	2,708,919.0200	29,989,618.0000
The Hartford MidCap Value Fund(1)	11,762,604.9329	229,087.2186	313,848.8277	3,305,662.0000
Hartford Small Cap Core Fund(1)	11,517,260.4000	438,574.9097	813,437.9743	1,382,417.0000
The Hartford Small Cap Growth Fund(1)	8,180,205.3283	101,981.7953	134,980.6643	2,793,078.0000
The Hartford Small Company Fund(2)	11,390,342.9060	296,337.7780	686,002.5770	5,402,445.0000
The Hartford Value Opportunities Fund(1)	5,653,910.8846	154,639.6889	317,040.2175	1,884,372.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

179

Domestic Equity Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Three: The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Capital Appreciation Fund(2)	106,986,222.8410	5,278,803.8610	4,239,709.4800	36,434,080.0000
Hartford Core Equity Fund(1)	18,947,056.1310	755,058.2357	1,577,474.3539	4,106,678.0000
The Hartford Dividend and Growth Fund(1)	145,210,336.9782	3,989,522.4689	3,872,581.3125	35,656,030.0000
The Hartford Equity Income Fund(2)	73,349,275.4380	2,998,645.0300	3,309,148.3610	24,886,675.0000
The Hartford Growth Opportunities Fund(1)	62,762,051.5125	2,255,797.0843	1,977,454.6319	13,503,490.0000
The Hartford Healthcare Fund(2)	14,355,593.9600	852,376.0670	681,492.7890	7,826,233.0000
The Hartford MidCap Fund(2)	66,643,130.0350	3,413,594.1390	7,555,337.8000	29,989,618.0000
The Hartford MidCap Value Fund(1)	11,595,950.3670	402,228.0575	307,362.5547	3,305,662.0000
Hartford Small Cap Core Fund(1)	11,337,346.8141	576,274.4755	855,651.9944	1,382,417.0000
The Hartford Small Cap Growth Fund(1)	7,877,870.6845	400,951.8760	138,345.2274	2,793,078.0000
The Hartford Small Company Fund(2)	11,140,886.9880	521,267.8580	710,528.4130	5,402,455.0000
The Hartford Value Opportunities Fund(1)	5,561,180.3084	249,240.1140	315,170.3686	1,884,372.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Four: The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Capital Appreciation Fund(2)	106,961,409.6350	5,328,336.1990	4,214,990.3490	36,434,080.0000
Hartford Core Equity Fund(1)	18,878,669.0356	820,960.9214	1,579,958.7636	4,106,678.0000
The Hartford Dividend and Growth Fund(1)	145,028,125.6826	4,143,997.9702	3,900,317.1068	35,656,030.0000
The Hartford Equity Income Fund(2)	73,432,747.2520	2,876,446.2360	3,347,875.3410	24,886,675.0000
The Hartford Growth Opportunities Fund(1)	62,908,415.9088	2,137,493.6513	1,949,393.6686	13,503,490.0000
The Hartford Healthcare Fund(2)	14,351,655.4810	857,205.8450	680,602.4900	7,826,233.0000
The Hartford MidCap Fund(2)	66,575,463.1370	3,477,168.8430	7,559,429.9940	29,989,618.0000
The Hartford MidCap Value Fund(1)	11,600,026.2694	405,907.0609	299,607.6489	3,305,662.0000
Hartford Small Cap Core Fund(1)	11,259,383.7916	623,768.1541	886,121.3383	1,382,417.0000
The Hartford Small Cap Growth Fund(1)	7,885,704.0439	385,922.9690	145,540.7750	2,793,078.0000
The Hartford Small Company Fund(2)	11,132,549.5800	502,953.8730	737,179.8080	5,402,445.0000
The Hartford Value Opportunities Fund(1)	5,608,674.6266	219,406.0861	297,510.0783	1,884,372.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

180

Domestic Equity Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Five: The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Capital Appreciation Fund(2)	107,027,868.7310	5,242,111.7210	4,234,755.7310	36,434,080.0000
Hartford Core Equity Fund(1)	18,976,857.2805	761,798.9821	1,540,932.4580	4,106,678.0000
The Hartford Dividend and Growth Fund(1)	145,342,313.8391	3,851,098.4695	3,879,028.4510	35,656,030.0000
The Hartford Equity Income Fund(2)	73,413,535.7750	2,951,659.2650	3,291,873.7900	24,886,675.0000
The Hartford Growth Opportunities Fund(1)	62,884,931.7758	2,162,387.1043	1,947,984.3486	13,503,490.0000
The Hartford Healthcare Fund(2)	14,388,536.8550	820,848.0880	680,078.8730	7,826,233.0000
The Hartford MidCap Fund(2)	71,621,838.0980	3,307,745.3770	2,682,478.4990	29,989,618.0000
The Hartford MidCap Value Fund(1)	11,608,812.4988	387,183.5847	309,544.8957	3,305,662.0000
Hartford Small Cap Core Fund(1)	11,288,279.2780	594,691.0862	886,302.9198	1,382,417.0000
The Hartford Small Cap Growth Fund(1)	7,898,113.7745	384,825.1844	134,228.8290	2,793,078.0000
The Hartford Small Company Fund(2)	11,266,527.6420	536,349.7980	569,805.8200	5,402,445.0000
The Hartford Value Opportunities Fund(1)	5,624,704.8534	205,528.8249	295,357.1127	1,884,372.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Six: The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Capital Appreciation Fund(2)	75,248,473.4270	36,721,257.6100	4,535,005.1460	36,434,080.0000
Hartford Core Equity Fund(1)	11,978,325.3945	7,754,100.2118	1,547,163.1143	4,106,678.0000
The Hartford Dividend and Growth Fund(1)	85,542,819.9516	63,292,594.6167	4,237,026.1913	35,656,030.0000
The Hartford Equity Income Fund(2)	61,765,316.3360	14,279,331.1190	3,612,421.3740	24,886,675.0000
The Hartford Growth Opportunities Fund(1)	34,872,534.8311	30,148,985.2371	1,973,783.1605	13,503,490.0000
The Hartford Healthcare Fund(2)	13,196,636.2670	1,988,920.5620	703,906.9870	7,826,233.0000
The Hartford MidCap Fund(2)	55,549,126.5270	14,398,292.8560	7,663,069.5910	29,991,191.0000
The Hartford MidCap Value Fund(1)	10,831,238.0873	1,154,839.5075	319,463.3844	3,305,662.0000
Hartford Small Cap Core Fund(1)	10,928,184.9042	1,033,503.8063	807,584.5735	1,382,417.0000
The Hartford Small Cap Growth Fund(1)	5,499,069.7238	2,752,291.0341	165,807.0300	2,793,078.0000
The Hartford Small Company Fund(2)	10,545,876.6460	1,077,603.6960	749,202.9180	5,402,445.0000
The Hartford Value Opportunities Fund(1)	4,779,292.8034	943,863.6018	402,434.3858	1,884,372.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

181

Domestic Equity Funds

Directors and Officers of the Companies

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and has served as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present.	76	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present).

LYNN S. BIRDSONG (1946) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2003	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	76	None

CHRISTINE DETRICK (1958) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Enterprises (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Partner/Senior Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	76	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and Forest City Enterprises (a real estate company) (November 2014 to present).

182

Domestic Equity Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
DUANE E. HILL (1945) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2001(3) Since 2002(4)	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	76	None

SANDRA S. JAFFEE(5) (1941) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2005	Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairwoman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Corps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).	76	None

183

Domestic Equity Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
WILLIAM P. JOHNSTON (1944) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	76	None

184

Domestic Equity Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
PHILLIP O. PETERSON (1944) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2002(3) Since 2000(4)	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	76	Mr. Peterson is a Trustee of the William Blair Funds (February 2007 to current) (22 funds overseen).

LEMMA W. SENBET (1946) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2005	Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	76	None

185

Domestic Equity Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
OFFICERS AND INTERESTED DIRECTORS

JAMES E. DAVEY(6) (1964) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board, President and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also currently serves as Chairman of the Board, President and Manager of Lattice Strategies LLC. Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	76	N/A

ANDREW S. DECKER (1963) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	AML Compliance Officer	Since 2015	Mr. Decker currently serves as the AML Compliance Officer for HFD and as Chief Compliance Officer and AML Compliance Officer for HASCO. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

186

Domestic Equity Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
MICHAEL FLOOK (1965) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President, Treasurer and Controller	Since 2015	Mr. Flook served as Assistant Treasurer for each Company, The Hartford Alternative Strategies Fund, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014. Mr. Flook currently serves as an employee of HFMC.	N/A	N/A

WALTER F. GARGER (1965) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Chief Legal Officer	Since 2016	Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

JOSEPH G. MELCHER (1973) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. He also serves as Chief Compliance Officer and Executive Vice President of Lattice Strategies LLC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

187

Domestic Equity Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
VERNON J. MEYER (1964) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President	Since 2006	Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

LAURA S. QUADE (1969) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President	Since 2012	Ms. Quade currently serves as Senior Vice President of HLIC and Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A

ALICE A. PELLEGRINO (1960) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Secretary	Since 2016	Ms. Pellegrino currently serves as Vice President of HLIC and HFMG. Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

(1)	Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.
(2)	The portfolios are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
(3)	For The Hartford Mutual Funds, Inc.
(4)	For The Hartford Mutual Funds II, Inc.
(5)	Ms. Jaffee will retire as a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc. effective December 18, 2016.
(6)	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

For more information regarding the Directors and Officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-888-843-7824.

188

Domestic Equity Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

189

Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

The Hartford Capital Appreciation Fund

Hartford Core Equity Fund

The Hartford Dividend and Growth Fund

The Hartford Equity Income Fund

The Hartford Growth Opportunities Fund

The Hartford Healthcare Fund

The Hartford MidCap Fund

The Hartford MidCap Value Fund

Hartford Small Cap Core Fund (formerly The Hartford Small/Mid Cap Equity Fund)

The Hartford Small Cap Growth Fund

The Hartford Small Company Fund

The Hartford Value Opportunities Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At a Joint Annual Meeting of Shareholders held on March 14, 2016 and adjourned to April 19, 2016 with respect to certain funds, shareholders of each of the funds listed above (each a “Fund” and collectively, the “Funds”), except for The Hartford Healthcare Fund and The Hartford Small Company Fund, voted to approve a new investment management agreement (the “Management Agreement”) by and between The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. (“HMF II”), on behalf of each of their respective Funds listed above, except The Hartford Healthcare Fund and The Hartford Small Company Fund, and Hartford Funds Management Company, LLC (“HFMC”). Accordingly, The Hartford Healthcare Fund and The Hartford Small Company Fund continue to be subject to an investment management agreement by and between HMF and HFMC, dated January 1, 2013 (the “2013 Investment Management Agreement” and collectively with the Management Agreement, the “Management Agreements”).

At their meeting held on August 2-3, 2016, the Boards of Directors (collectively, the “Board”) of HMF and HMF II, including each of the Independent Directors, unanimously voted to approve (i) the continuation of the Management Agreements; and (ii) the continuation of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and collectively with the Management Agreements, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”).

In the months preceding the August 2-3, 2016 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2016 and August 2-3, 2016. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 21-22, 2016 and August 2-3, 2016 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Funds’ respective management fees, sub-advisory fees, if any, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the Management Agreements.

In determining whether to continue the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination

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to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of HFMC and its affiliates to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 65 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered HFMC’s day-to-day oversight of compliance with each Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with the launch of new funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the quality of each Fund’s portfolio manager(s), the Sub-adviser’s other investment personnel, its investment philosophy and process, its investment research capabilities and resources, its performance record, its trade execution capabilities and its experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s).

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and, as applicable, the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. For details regarding each Fund’s performance, see the fund-by-fund synopsis below.

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The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year, including in connection with the annual approval of the Agreements. These reports include, among other things, information on each Fund’s gross returns and with respect to certain reports, net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the Management Agreements, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 21-22, 2016 and August 2-3, 2016 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund, taking into account that HFMC compensates the Sub-adviser out of the management fee paid by the Fund to HFMC. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund, and total operating expenses for each Fund. With respect to each Fund’s sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Broadridge, in consultation with the Consultant, and a broader universe of funds selected by Broadridge. For details regarding each Fund’s expenses, see the fund-by-fund synopsis below.

While the Board recognized that comparisons between a Fund and its peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s management and sub-advisory fees, as applicable, and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s management and sub-advisory fees, as applicable, and total operating expenses.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce each Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders

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and provide protection from an increase in expenses if the Fund’s assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. In addition, the Board considered that initially setting competitive fee rates and pricing the Funds to scale at inception are other means of sharing potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower operating expenses. The Board also noted that, for Hartford Small Cap Core Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board considered that it had approved an increase in the Funds’ fund accounting fee rate. The Board reviewed information from Broadridge comparing the new accounting fee rate with relevant industry data and considered that the new fund accounting fee schedule more properly aligned with HFMC’s actual costs for those services. The Board considered that, while the new fee schedule is projected to result in a reasonable increase in overall profitability to HFMC, HFMC expected that it would continue to operate at a net loss with respect to fund accounting services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds. The Board considered that it had approved the implementation of a uniform transfer agency fee across all distribution channels for all classes of the Funds, except Class Y shares, in light of the reduction in revenue earned by HASCO associated with a decline in the use of directly-held accounts and a corresponding increase in the use of omnibus accounts. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function, including the anticipated impact of the new fee schedule on transfer agent profit margins. The Board considered information provided by HASCO indicating that, after giving effect to the new fee schedule, the transfer agent fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. As principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Funds and receive compensation in that regard.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser does not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in a Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the fund family with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

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Fund-by-Fund factors

The Hartford Capital Appreciation Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on certain share classes.

Hartford Core Equity Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Dividend and Growth Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period, the 1st quintile for the 3-year period and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on certain share classes.

The Hartford Equity Income Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Growth Opportunities Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, above its benchmark for the 3-year period and in line with its benchmark for the 5-year period.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Healthcare Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.

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•	The Board noted that the Fund’s contractual management fee, actual management and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford MidCap Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on certain share classes.

The Hartford MidCap Value Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 4th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

Hartford Small Cap Core Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period, the 4th quintile for the 3-year period and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 3-year periods and above its benchmark for the 5-year period.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Small Cap Growth Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Small Company Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

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The Hartford Value Opportunities Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy.

•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

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THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, please see our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, which is available at Online Privacy Policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if you maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.: 1stAGChoice, Inc.; Access CoverageCorp, Inc.;

Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; ; Lanidex R, LLC (Delaware); MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2016

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced in this report are sub-advised by Wellington Management Company LLP (Wellington). HFD and HFMC are not affiliated with Wellington.

MFAR-DE16  12/16    117962-3    Printed in U.S.A.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

During the year ended October 31, 2016, the period of this report, stocks endured a correction, then recovered and, despite periodic gyrations, managed to remain generally in positive territory for the remainder of the period. Even with the bouts of uncertainty the market experienced, the current bull market continued into its seventh year, making it the second-longest bull market on record, as measured by the S&P 500 Index.1 From November 1, 2015 through October 31, 2016, the S&P 500 generated a 4.51% total return.

The market reacted to a handful of concerns during the course of the year, including worries about low oil prices, weakness in the Chinese economy, a surprise vote for the U.K. to leave the European Union (dubbed Brexit), the beginning of a rate increase cycle by the U.S. Federal Reserve (Fed), and a contentious U.S. presidential election cycle.

There were also more positive influences, including generally positive jobs reports over the course of the period, which helped the unemployment rate fall to pre-recession levels. In addition, growth of the domestic economy, while slow, has remained steady. This has helped limit the Fed’s actions; they’ve kept rate increases very gradual, which helps markets better digest and account for such changes.

While the election results didn’t factor into returns for the period this report covers, President-elect Trump’s inauguration in 2017 is likely to play a key role in market movements for the new year and beyond. While it is difficult to assess the full potential impact of changing political policies, markets seem to consider his policies pro-growth, which could bode well for investors. However, change to the status quo can often result in volatility in the markets.

As we enter 2017, we encourage you to maintain a strong relationship with a financial advisor who can help guide you through shifting markets with confidence. If there’s one certain thing about markets, it’s that movements can be hard to anticipate, especially in the short term. So it’s important to proactively build a portfolio that takes that unknown into account along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of more than 50 mutual funds as you work toward those goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

International/Global Equity Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Emerging Markets Equity Fund inception 05/31/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Year	Since Inception[1]
Emerging Markets Equity A2	8.52%	1.26%	-2.43%
Emerging Markets Equity A3	2.55%	0.12%	-3.45%
Emerging Markets Equity C2	7.69%	0.52%	-3.13%
Emerging Markets Equity C3	6.69%	0.52%	-3.13%
Emerging Markets Equity I2	8.94%	1.65%	-2.06%
Emerging Markets Equity R3[2]	8.30%	1.02%	-2.67%
Emerging Markets Equity R4[2]	8.44%	1.30%	-2.40%
Emerging Markets Equity R5[2]	8.22%	1.50%	-2.20%
Emerging Markets Equity Y2	9.16%	1.73%	-1.99%
MSCI Emerging Markets Index	9.67%	0.90%	-1.83%

[1]	Inception: 05/31/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Performance information prior to May 7, 2015 reflects when the Fund pursued a modified investment strategy.

2

Hartford Emerging Markets Equity Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Emerging Markets Equity Class A	1.75%	1.75%
Emerging Markets Equity Class C	2.46%	2.46%
Emerging Markets Equity Class I	1.30%	1.30%
Emerging Markets Equity Class R3	1.96%	1.98%
Emerging Markets Equity Class R4	1.66%	1.67%
Emerging Markets Equity Class R5	1.36%	1.37%
Emerging Markets Equity Class Y	1.28%	1.28%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

David J. Elliott, CFA

Senior Managing Director and Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Emerging Markets Equity Fund returned 8.52%, before sales charge for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the MSCI Emerging Markets Index, which returned 9.67% for the same period. The Fund outperformed the average 7.94% return of the Lipper Emerging Markets Equity Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Emerging market equities as measured by the MSCI Emerging Markets Index delivered strong returns in the third quarter as global central banks maintained an accommodative monetary policy backdrop by keeping interest steady or lowering rates. After lagging for much of the year, Asia was the best performing region during the quarter ended October 31, 2016, followed by Latin America and then Europe, the Middle East, and Africa (EMEA). Latin America and EMEA both had a strong first quarter and were up 19% and 13%, respectively. Asia lagged and was up only 2%. For the second quarter, Latin America returned 5.4%, EMEA returned -1.1%, and Asia returned 0.4%.

China’s equity market was the strongest within Asia, helped by better-than-expected profitability, as positive earnings surprises rose to their highest level since March 2013. Macroeconomic data also appeared to stabilize, with the manufacturing purchasing managers’ index (PMI) and real estate prices rising. In addition, the State

Council of China approved the Shenzhen-Hong Kong stock connect, furthering the government’s efforts to open China’s financial markets to global investors. South Korea and Indonesia also performed well following interest rate cuts during the quarter ended October 31, 2016.

In a historic decision, Brazil’s Senate voted overwhelmingly to impeach President Dilma Rousseff on charges of manipulating the federal budget, permanently removing her from office. Brazilian equities reacted favorably as the new government outlined a plan to address the country’s fiscal imbalances and reform social security. Conversely, Mexico underperformed as fears stemming from the U.S. elections weighed on markets. The central bank responded with a 0.5% rate increase to arrest the slide in the currency and contain inflation. Within EMEA, Turkey was a laggard after suffering a coup attempt and a credit rating agency downgrade during the period. Russia was a brighter spot in the region. In addition to a rising oil price, the Russian equity market reacted favorably to a 0.5% cut in interest rates to 10%.

Seven of eleven sectors of the MSCI Emerging Markets Index posted positive returns during the period. Energy (+21%), Materials (+20%), and Information Technology (20%) increased the most, while Healthcare (-4%), Real Estate1 (-4%), and Industrials (-4%) fell.

Sector allocation, a result of the Fund’s bottom-up security selection process, detracted from performance relative to the MSCI Emerging

[1]	Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016. The attribution analysis of the Financials sector includes Real Estate for the period starting November 1, 2015 through August 31, 2016.

3

Hartford Emerging Markets Equity Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Markets Index. An overweight to the Utilities sector and an underweight in Information Technology detracted most, which was partially offset by underweights to Healthcare, Industrials, and Consumer Staples. Unfavorable security selection within the Consumer Staples, Information Technology, and Healthcare sectors detracted most from performance. This was partially offset by stronger selection within the Telecommunication Services, Financials, and Consumer Discretionary sectors. From a country perspective, underweights to Russia and Taiwan detracted from performance relative to the MSCI Emerging Markets Index, which was partially offset by positive performance from an overweight position in Brazil. In addition, security selection within Taiwan, Brazil, and South Africa detracted from benchmark-relative results while selection in India, China, and Greece contributed positively to returns.

Petrobras (Energy), Kia Motors (Consumer Discretionary), and Itau Unibanco (Financials) were the top relative detractors from performance relative to the MSCI Emerging Markets Index during the period. Shares of benchmark constituent Petrobras, the Brazil-based integrated oil and gas producer, rose as the company benefited from both improvements in the oil price as well as restructuring efforts in the wake of the corruption issues in Brazil. Not holding this security detracted from returns during the period. An overweight position in Kia Motors, a South Korea automobile manufacturer, also detracted from performance relative to the MSCI Emerging Markets Index during the period due to a worse-than-expected labor dispute, together with Euro and U.S. dollar currency headwinds. An underweight position in Itau Unibanco, a Brazil-based bank and financial conglomerate, detracted during the period as the Brazilian stock market rallied. Cathay Financial Holding (Financials) and Capitec Bank (Financials) were top absolute detractors over this period.

Kumba Iron Ore (Materials), BM&FBovespa (Financials), and NetEase (Information Technology) were top contributors to performance relative to the MSCI Emerging Markets Index during the period. Kumba Iron Ore, a South Africa-based iron ore supplier, rose as iron ore prices soared after Chinese policy makers indicated their willingness to support economic growth, which boosted the outlook for steel consumption. BM&FBovespa, a Brazil-based open securities market, rose after announcing it would acquire rival bourse operator Cetip. Shares of NetEase, a China-based internet technology company, outperformed as the company consistently exceeded investor expectations through its online gaming offerings. Taiwan Semiconductors (Information Technology) was a top absolute contributor over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We seek to add value by using our proprietary quantitative research and investment tools in a highly disciplined framework. Stock selection is intended to be the key driver of returns.

At the end of the period, the Fund was most overweight South Korea and South Africa, and most underweight Taiwan and Chile relative to the MSCI Emerging Markets Index. On a sector basis, the Fund was most overweight Energy, Utilities, and Financials, and most underweight Industrials, Materials, and Healthcare, relative to the MSCI Emerging Markets Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
0.2%
Consumer Discretionary	10.2
Consumer Staples	6.7
Energy	9.5
Financials	25.0
Health Care	1.0
Industrials	4.2
Information Technology	23.7
Materials	4.9
Real Estate	3.4
Telecommunication Services	5.2
Utilities	4.4

Total	98.4%

Short-Term Investments	1.5%
Other Assets & Liabilities	0.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

4

Hartford Emerging Markets Equity Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Composition by Currency

as of October 31, 2016

Description	Percentage of Net Assets
Brazilian Real	7.7%
Chilean Peso	0.2
Euro	0.2
Hong Kong Dollar	20.8
Indian Rupee	8.9
Indonesian Rupiah	3.3
Malaysian Ringgit	2.9
Mexican Peso	2.8
Polish Zloty	0.7
Qatari Riyal	0.2
South African Rand	7.7
South Korean Won	16.9
Taiwanese Dollar	10.2
Thai Baht	1.6
Turkish Lira	1.2
United Arab Emirates Dirham	1.2
United States Dollar	13.4
Other Assets & Liabilities	0.1

Total	100.0%

5

Hartford Environmental Opportunities Fund inception 02/29/2016

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Total Returns (as of 10/31/16)

Since Inception[1]
Environmental Opportunities A2	15.30%
Environmental Opportunities A3	8.96%
Environmental Opportunities C2	14.70%
Environmental Opportunities C3	13.70%
Environmental Opportunities I2	15.50%
Environmental Opportunities R3[2]	15.00%
Environmental Opportunities R4[2]	15.20%
Environmental Opportunities R5[2]	15.40%
Environmental Opportunities R6[2]	15.50%
Environmental Opportunities Y2	15.50%
MSCI All Country World Index	12.74%

[1]	Inception: 02/29/2016. Cumulative returns not annualized.
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

6

Hartford Environmental Opportunities Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Environmental Opportunities Class A	1.30%	1.47%
Environmental Opportunities Class C	2.05%	2.22%
Environmental Opportunities Class I	1.05%	1.12%
Environmental Opportunities Class R3	1.60%	1.69%
Environmental Opportunities Class R4	1.30%	1.39%
Environmental Opportunities Class R5	1.00%	1.09%
Environmental Opportunities Class R6	0.90%	0.98%
Environmental Opportunities Class Y	0.90%	0.98%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Alan T. Hsu

Managing Director, Global Industry Analyst, and Equity Portfolio Manager

Wellington Management Company LLP

G. Thomas Levering

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Environmental Opportunities Fund returned 15.30%, before sales charge, for the period from March 1, 2016 (commencement of operations) through October 31, 2016, outperforming the Fund’s benchmark, the MSCI All Country World Index, which returned 12.74% for the same period. The Fund also outperformed the 7.89% average return of the Lipper Global Multi-Cap Growth group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities rose over the period, as measured by the MSCI All Country World Index. In March, global equities continued to bounce back from a volatile start in January. This recovery was supported by extended monetary policy accommodation by major central banks which maintained or lowered interest rates. First, the Bank of Japan (BOJ) cut its benchmark rate to negative territory in January 2016. The People’s Bank of China (PBOC) lowered the reserve-requirement ratio in an effort to boost growth. Finally, European Central Bank (ECB) President Mario Draghi announced more-than-expected stimulus in March. Emerging market equities participated strongly in this market rebound. Brazilian equities rallied sharply amid political developments that increased the likelihood of government policy change ahead of the 2018 elections.

After a lengthy and, at times, acrimonious campaign, the British electorate voted to leave the European Union (E.U.) in June. Following several decades of close economic and social integration, we believe this historic event signals a profound change in how the U.K. will conduct business and trade with the rest of Europe. The U.K.’s planned exit from the E.U. (Brexit) overshadowed a promising European economic backdrop and the ECB’s reaffirmation of its cautious policy stance. In the U.S., solid economic data helped investors shrug off the U.S. Federal Reserve’s (Fed’s) statements during May suggesting plans to further raise rates during 2016. Market participants were also encouraged by improving signs from China’s economic data releases and Beijing’s increased emphasis on currency stability.

During the third quarter, expectations for continued accommodative monetary policy from central banks around the globe helped to stoke investors’ risk appetites. The Bank of England delivered a hefty stimulus package, which helped counteract the shock of the Brexit vote. The BOJ announced a policy shift centered around yield-curve control and a commitment to overshoot inflation. In particular, the BOJ has stated that it will now target a 0% yield on the 10-year Japanese government bond. While the Fed signaled a higher probability of a rate increase before year end, market participants appeared more fixated on the downshift in the dot plot (a document that maps the rate projections of each Federal Open Market

7

Hartford Environmental Opportunities Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Committee (FOMC) member). Global equities pulled back slightly in October, amid concerns about a “hard” Brexit scenario, U.S. election uncertainty, and potential monetary policy shifts from the Fed and ECB.

During the period, U.S. equities outperformed non-U.S. equities, as measured by the S&P 500 and MSCI EAFE Index, respectively, and emerging market equities outperformed their developed market counterparts, as measured by the MSCI Emerging Markets Index and MSCI World Index, respectively.

From a sector perspective, ten of the eleven sectors in the MSCI All Country World Index posted positive returns during the period. Materials (+25%), Energy (+22%), and Information Technology (+21%) increased the most during the period, while Real Estate1 fell (-5%).

Security selection contributed positively to performance relative to the MSCI All Country World Index over the period; selection was strongest within Industrials, Consumer Discretionary, and Energy, which was only partially offset by weaker selection within Information Technology and Materials. Sector allocation, a result of bottom-up stock selection, detracted from performance relative to the MSCI All Country World Index over the period. Due to the Fund’s focus on companies that address environmental challenges, the portfolio has a natural overweight to Utilities and Industrials and underweight to Healthcare, Financials and Energy. During the period, an underweight to Information Technology and overweight to Utilities were the primary detractors from benchmark-relative performance; an underweight to Financials was also a detractor. This was partially offset by the benefit of the underweight to Healthcare. On a regional basis, strong security selection within North America, Japan, and Europe contributed positively to performance relative to the MSCI All Country World Index during the period. This was partially offset by both security selection within and an underweight allocation to Emerging Markets, which detracted from benchmark-relative performance, as did underweights to Asia and Latin America.

Top contributors to relative and absolute performance during the period included Veresen (Energy), Fujitsu General (Consumer Discretionary), and Mueller Water (Industrials). The stock of Veresen, a Canada-based energy infrastructure company, rose amid an increase in energy prices and the announcement of a deal with Jera, a Japanese energy supply chain services company, to sell at least 1.5 million tons of natural gas liquefaction capacity at Veresen’s Jordan Cove LNG facility in Oregon, USA. Veresen also upgraded their outlook for the company in August, which exceeded market expectations. Fujitsu General, a Japanese manufacturer of mini-split air conditioning and heating systems, saw its stock price rise as the company benefited from lower than expected raw material costs and announced an increase in its dividend. The shares of Mueller Water, a U.S.-based manufacturer and service provider for water transmission and distribution products, saw its stock price rise during the period as it continued to increase its operating margin and released earnings that improved year-over-year and beat market consensus.

The top relative and absolute detractors from returns were First Solar (Information Technology), SunPower (Information Technology), and Boer Power Holdings (Industrials). The shares of First Solar, a U.S.-based provider of photovoltaic solar energy solutions, fell during the period as it released earnings results in April that came in below expectations and announced that its CEO would be stepping down in July; in August, the company took a write-down on its subsidiary, TetraSun, and lowered their earnings guidance, further negatively affecting First Solar’s stock price. Shares of SunPower, a U.S.-based energy company focused on solar power, fell following the renewal of investment tax credits in late 2015, which elongated demand for its services into future years. Boer Power Holdings, a China-based manufacturer of electrical distribution equipment, saw its shares fall over the period after disappointing investors by announcing weaker growth, continued poor execution by its management team, and a deterioration of its balance sheet. We eliminated the position before the end of the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Inflationary pressures would suggest lowering the Fund’s exposure to yield-oriented securities such as utilities and renewable infrastructure, which we are considering despite our favorable view on those companies’ long-term advantages in developing sustainable assets at scale and their superior cost of capital. We believe these advantages are apparent in contrast to renewable energy companies focused on a less defensible part of the value chain. During this period, we eliminated a position in Tesla due to operational and governance concerns after the company planned to purchase SolarCity, a company run by two of Elon Musk’s cousins. We believe that the proposed merger increases Tesla’s capital intensity while offering marginal operating synergies.

The Fund ended the period most overweight Industrials and Utilities and most underweight Financials, Healthcare, and Consumer Staples, relative to the MSCI All Country World Index. On a regional basis, the Fund ended the period most overweight Europe and most underweight Emerging Markets. Within the Fund’s environmental themes, the largest absolute weights at the end of the period were to low carbon electricity and energy efficiency.

[1]	Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials sector. The attribution analysis of the Financials sector includes Real Estate for the period starting March 1, 2016 through August 31, 2016.

8

Hartford Environmental Opportunities Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Small-cap securities can have greater risk and volatility than large-cap securities. Risks of focusing investments on the utilities and industrials sectors include regulatory and legal developments, competitive pressures, pricing and rate pressures (utilities), rapid technological changes, potential product obsolescence, and liquidity risk. Risks of focusing on investments that involve sustainability and environmentally responsible investment criteria may influence investment performance relative to the Fund’s benchmark or competing funds and expose the Fund to increased risks related to downturns or other adverse developments in that market segment.

Composition by Country

as of October 31, 2016

Country	Percentage of Net Assets
Austria	4.0%
Brazil	1.0
Canada	2.1
China	2.5
Denmark	2.7
France	5.3
Germany	2.9
Hong Kong	1.1
Ireland	0.2
Japan	9.8
Norway	1.8
Spain	6.1
Sweden	2.0
Switzerland	2.2
United Kingdom	1.6
United States	47.3
Short-Term Investments	6.4
Other Assets & Liabilities	1.0

Total	100.0%

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	8.3%
Financials	2.7
Industrials	43.6
Information Technology	6.3
Materials	3.3
Utilities	28.4

Total	92.6%

Short-Term Investments	6.4%
Other Assets & Liabilities	1.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

9

Hartford Global Capital Appreciation Fund inception 04/29/2005

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Global Capital Appreciation A1	-1.23%	9.94%	5.63%
Global Capital Appreciation A2	-6.66%	8.70%	5.03%
Global Capital Appreciation B1	-1.91%	9.11%	4.95%	[3]
Global Capital Appreciation B2	-6.52%	8.82%	4.95%	[3]
Global Capital Appreciation C1	-1.93%	9.13%	4.87%
Global Capital Appreciation C2	-2.84%	9.13%	4.87%
Global Capital Appreciation I1	-0.88%	10.25%	5.97%
Global Capital Appreciation R3[1]	-1.29%	9.81%	5.42%
Global Capital Appreciation R4[1]	-0.97%	10.14%	5.76%
Global Capital Appreciation R5[1]	-0.87%	10.26%	5.96%
Global Capital Appreciation Y1	-0.93%	10.34%	6.07%
MSCI All Country World Index	2.64%	8.62%	4.34%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

10

Hartford Global Capital Appreciation Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Global Capital Appreciation Class A	1.26%	1.27%
Global Capital Appreciation Class B	2.01%	2.14%
Global Capital Appreciation Class C	1.97%	1.97%
Global Capital Appreciation Class I	0.94%	0.94%
Global Capital Appreciation Class R3	1.36%	1.55%
Global Capital Appreciation Class R4	1.06%	1.25%
Global Capital Appreciation Class R5	0.96%	0.96%
Global Capital Appreciation Class Y	0.84%	0.84%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers*

Kent M. Stahl, CFA

Senior Managing Director and Director, Investment Strategy and Risk

Wellington Management Company LLP

Gregg R. Thomas, CFA

Senior Managing Director and Associate Director, Investment Strategy and Risk

Wellington Management Company LLP

Michael T. Carmen, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David W. Palmer, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Nicolas M. Choumenkovitch

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Saul J. Pannell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

* Effective October 31, 2016, Frank D. Catrickes, CFA no longer serves as a portfolio manager to the Fund.

How did the Fund perform during the period?

The Class A shares of the Hartford Global Capital Appreciation Fund returned -1.23%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the MSCI All Country World Index which returned 2.64% for the same period. The Fund underperformed the -0.08% average return of the Lipper Global Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities rose modestly over the twelve-month period, as measured by the MSCI All Country World Index. To begin the period, geopolitical tensions flared up during November, including the terrorist attacks in Paris and the downing of a Russian warplane near the Syrian border. In December 2015, the much anticipated monetary policy divergence came to fruition with the European Central Bank (ECB) and Bank of Japan (BOJ) announcing additional

11

Hartford Global Capital Appreciation Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

policy easing, while the U.S. Federal Reserve (Fed) initiated its well-telegraphed plan to increase short-term rates. In China, stock markets finished 2015 on a positive note, as equities reacted positively to moves made by the People’s Bank of China (PBOC) to provide support to the economy.

2016 got off to a volatile start as Chinese equities plunged in early January, sparking a global flight to quality trade. Along with ongoing worries about a hard landing in China, fears that yuan weakness could unleash a wave of global deflationary pressure resurfaced. Once again, extended monetary policy accommodation by major central banks helped support risk assets. First, the BOJ cut its benchmark rate to negative territory in January 2016. Next, the PBOC lowered the reserve-requirement ratio in an effort to boost growth. Finally, ECB President Mario Draghi announced more-than-expected stimulus in March. Emerging market equities participated strongly in the market rebound. Brazilian equities rallied sharply amid political developments that increased the likelihood of government policy change ahead of the 2018 elections.

After a lengthy and, at times, acrimonious campaign, the British electorate voted to leave the European Union (E.U.) in June 2016. Following several decades of close economic and social integration, we believe this historic event signals a profound change in how the U.K. will conduct business and trade with the rest of Europe. The vote regarding the U.K.’s exit from the E.U. (Brexit) over-shadowed a promising European economic backdrop and the ECB’s reaffirmation of its cautious policy stance. In the U.S., solid economic data helped investors shrug off the Fed’s statements suggesting plans to further raise rates. Market participants were also encouraged by improving signs from China’s economic data releases and Beijing’s increased emphasis on currency stability.

During the third quarter, expectations for continued accommodative monetary policy from central banks around the globe helped to stoke investors’ risk appetites. The Bank of England delivered a hefty stimulus package, which helped counteract the Brexit shock. The BOJ announced a policy shift centered around yield-curve control and a commitment to over-shoot inflation. In particular, the BOJ will now target a 0% yield on the 10-year Japanese government bond. While the Fed signaled a higher probability of a rate increase before year end, market participants appeared more fixated on the downshift in the dot plot (a document that maps the rate projections of each Federal Open Market Committee member). Global equities pulled back slightly in October 2016, amid concerns about a “hard” Brexit scenario, U.S. election uncertainty, and potential monetary policy shifts from the Fed and ECB.

During the twelve months ended October 31, 2016, U.S. equities outperformed non-U.S. equities, as measured by the S&P 500 and MSCI EAFE Indices, respectively, and emerging market equities outperformed their developed market counterparts, as measured by the MSCI Emerging Markets and MSCI World Indices, respectively.

Eight of eleven sectors in the MSCI All Country World Index posted positive returns during the period. The Materials (+13%), Information Technology (+11%), and Utilities (+7%) sectors rose the most, while the Healthcare (-7%), Real Estate1 (-5%), and Consumer Discretionary (-2%) sectors had negative returns during the period.

Security selection in the Information Technology, Consumer Discretionary, and Healthcare sectors were the primary drivers of underperformance relative to the MSCI All Country World Index for the Fund. This was slightly offset by stronger stock selection in the Real Estate sector. Within sector allocation, a result of the bottom-up stock selection process, an overweight to Healthcare and an underweight to Energy detracted from relative performance, while an overweight to Information Technology contributed positively to relative returns over the period. On a regional basis, security selection in North America was the primary detractor from performance relative to the MSCI All Country World Index, which was partially offset by stronger selection in and a benchmark-relative underweight to Europe.

Top detractors from performance relative to the MSCI All Country World Index were SunPower (Information Technology), Sky (Consumer Discretionary), and Bristol-Myers Squibb (Healthcare). Shares of SunPower, a U.S.-based energy company focused on solar power, fell following the renewal of investment tax credits in late 2015, which elongated demand into future years. Sky, a U.K.-based broadcasting company, saw its stock price fall over the period as the company’s television and internet subscriber growth slowed. The shares were also affected by Brexit, which affected U.K. media equities generally. The stock price of Bristol-Myers Squibb, a U.S.-based biopharmaceutical company, fell as the company’s trial for immuno-oncology drug Opdivo failed during the third quarter of 2016. Allergan PLC (Healthcare) was a top absolute detractor during the period.

The top contributors to performance relative to the MSCI All Country World Index were Sberbank of Russia (Financials), Netflix (Consumer Discretionary), and Pioneer Natural Resources (Energy). Sberbank of Russia, a provider of corporate and retail banking solutions, rose during the period after announcing a 48% jump in its quarterly profit during the fourth quarter of 2015, beating analyst estimates, driven by rising fee and commission income. The stock price of Netflix, a U.S.-based entertainment company, rose during the period after it reported earnings and subscriber growth that exceeded the expectations of the market. During the period, shares of Pioneer Natural Resources, a U.S.-based petroleum and natural gas exploration and production company, rose as the company benefited from the bounce-back in energy prices as well as

[1]	Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016.

12

Hartford Global Capital Appreciation Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

exceeding production expectations due to an increase in well productivity and operational efficiencies.

During the period, the Fund used currency forwards to hedge a portion of its currency risk. During the period, the use of currency forwards slightly detracted from performance relative to the MSCI All Country World Index.

What is the outlook?

The outlook for the global economy looks solid with macro data from economies like the U.S. and China supportive while Europe, Japan and emerging markets show varying degrees of improving momentum. As of October 31, 2016, we viewed the U.S. presidential election and Fed interest rate decisions as the key potentially transforming events of the coming quarter, and expectations of a December Fed rate increase looked well entrenched as of the end of October. We believe that understanding the sequence of policy options for each candidate will be integral to understanding the broader economic impact of the election. We also believe that December’s constitutional reform referendum in Italy could also re-awaken E.U. break up fears. As always, there are risks to this backdrop, with a growth slowdown in the U.S. or China or any number of geopolitical events amongst those considerations.

At the end of the period, the Fund’s largest overweights were to the Healthcare, Information Technology, and Consumer Discretionary sectors, while the Fund remained underweight Financials, Telecommunication Services, and Consumer Staples, relative to the MSCI All Country World Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Country

as of October 31, 2016

Country	Percentage of Net Assets
Australia	0.8%
Belgium	0.4
Bermuda	0.1
Brazil	1.9
Canada	2.3
Chile	0.1
China	3.3
Denmark	0.5
Finland	0.2
France	2.4
Germany	1.7
Greece	0.5
Hong Kong	1.3
India	1.8
Indonesia	0.2
Ireland	1.6
Israel	0.4
Italy	1.5
Japan	6.3
Luxembourg	1.4
Malaysia	0.0
Mexico	0.2
Netherlands	1.3
Norway	0.1
Russia	1.6
Singapore	0.1
South Korea	1.3
Spain	1.0
Sweden	0.5
Switzerland	3.2
Taiwan	0.9
United Kingdom	8.4
United States	50.1
Short-Term Investments	1.8
Other Assets & Liabilities	0.8

Total	100.0%

13

Hartford Global Capital Appreciation Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.4%
Consumer Staples	8.5
Energy	6.2
Financials	14.4
Health Care	12.8
Industrials	10.2
Information Technology	17.4
Materials	5.3
Real Estate	3.8
Telecommunication Services	2.2
Utilities	3.2

Total	97.4%

Fixed Income Securities
Corporate Bonds	0.0%
Short-Term Investments	1.8
Other Assets & Liabilities	0.8

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

14

Hartford Global Equity Income Fund inception 02/29/2008

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	Since Inception[1]
Global Equity Income A2	0.65%	8.68%	4.25%
Global Equity Income A3	-4.88%	7.46%	3.57%
Global Equity Income B2	-0.09%	7.88%	3.53%	[4]
Global Equity Income B3	-4.99%	7.58%	3.53%	[4]
Global Equity Income C2	0.02%	7.90%	3.49%
Global Equity Income C3	-0.96%	7.90%	3.49%
Global Equity Income I2	1.02%	8.98%	4.55%
Global Equity Income R3[2]	0.48%	8.48%	4.02%
Global Equity Income R4[2]	0.78%	8.79%	4.31%
Global Equity Income R5[2]	1.08%	9.14%	4.62%
Global Equity Income Y2	1.03%	9.17%	4.66%
MSCI All Country World Index	2.64%	8.62%	4.01%

[1]	Inception: 02/29/2008
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

15

Hartford Global Equity Income Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Global Equity Income Class A	1.25%	1.33%
Global Equity Income Class B	2.00%	2.33%
Global Equity Income Class C	2.00%	2.08%
Global Equity Income Class I	1.00%	1.00%
Global Equity Income Class R3	1.45%	1.57%
Global Equity Income Class R4	1.15%	1.26%
Global Equity Income Class R5	0.85%	0.95%
Global Equity Income Class Y	0.80%	0.84%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Ian R. Link, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Global Equity Income Fund returned 0.65%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the MSCI All Country World Index, which returned 2.64% for the same period. The Fund also underperformed the 1.98% average return of the Lipper Global Equity Income peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities rose over the twelve-month period, as measured by the MSCI All Country World Index. To begin the period, geopolitical tensions flared up during November, including the terrorist attacks in Paris and the downing of a Russian warplane near the Syrian border. In December 2015, the much anticipated monetary policy divergence came to fruition with the European Central Bank (ECB) and Bank of Japan (BOJ) announcing additional policy easing, while the U.S. Federal Reserve (Fed) initiated its well-telegraphed plan to increase short-term rates. In China, stock markets finished 2015 on a positive note, as equities reacted positively to moves made by the People’s Bank of China (PBOC) to provide support to the economy.

2016 got off to a volatile start as Chinese equities plunged in early January, sparking a global flight to quality trade. Along with ongoing worries about a hard landing in China, fears that yuan weakness could unleash a wave of global deflationary pressure resurfaced. Once again, extended monetary policy accommodation by major central banks helped support risk assets. First, the BOJ cut its benchmark rate to negative territory in January 2016. Next, the PBOC lowered the reserve-requirement ratio in an effort to boost growth. Finally, ECB President Mario Draghi announced more-than-expected stimulus in March. Emerging market equities participated strongly in the market rebound. Brazilian equities rallied sharply amid political developments that increased the likelihood of government policy change ahead of the 2018 elections.

After a lengthy and, at times, acrimonious campaign, the British electorate voted to leave the European Union (E.U.) in June 2016 (Brexit). Following several decades of close economic and social integration, we believe this historic event signals a profound change in how the U.K. will conduct business and trade with the rest of Europe. The Brexit vote overshadowed a promising European economic backdrop and the ECB’s reaffirmation of its cautious policy stance. In the U.S., solid economic data helped investors shrug off the Fed’s statements during May suggesting plans to further raise rates during 2016. Market participants were also encouraged by improving signs from China’s economic data releases and Beijing’s increased emphasis on currency stability.

16

Hartford Global Equity Income Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

During the third quarter, expectations for continued accommodative monetary policy from central banks around the globe helped to stoke investors’ risk appetites. The Bank of England delivered a hefty stimulus package, which helped counteract the Brexit shock. The BOJ announced a policy shift centered around yield-curve control and a commitment to overshoot inflation. In particular, the BOJ will now target a 0% yield on the 10-year Japanese government bond. While the Fed signaled a higher probability of a rate increase before year end, market participants appeared more fixated on the downshift in the dot plot (a document that maps the rate projections of each Federal Open Market Committee (FOMC) member). Global equities pulled back slightly in October, amid concerns about a “hard” Brexit scenario, U.S. election uncertainty, and potential monetary policy shifts from the Fed and ECB.

Eight of the eleven sectors in the MSCI All Country World Index posted positive returns during the period. The Materials (+13%), Information Technology (+11%), and Utilities (+7%) sectors increased the most during the period, while Healthcare (-7%), Real Estate1 (-5%), and Consumer Discretionary (-2%) lagged the broader index.

Security selection was the primary detractor from performance relative to the MSCI All Country World Index during the period. Selection was weakest within the Consumer Discretionary, Utilities, and Energy sectors; this was only partially offset by stronger selection within Telecommunication Services, Industrials, and Healthcare. Sector allocation, a result of bottom-up stock selection, modestly contributed positively to benchmark-relative performance over the period, driven by an underweight to Consumer Discretionary and an overweight allocation to Utilities; this only slightly offset the negative impact of an overweight to Financials and Healthcare. Regional allocation detracted from performance relative to the MSCI All Country World Index during the period, as an overweight to Europe and an underweight to North America weighed most heavily on performance. The negative impact of these allocations was partially offset by the positive impact of not investing in the Middle East/Developed region. Security selection contributed positively to performance relative to the MSCI All Country World Index on a regional basis, driven by strong selection in North American and Japan, which was only partially offset by weaker selection in Asia ex-Japan and Europe.

The top detractors from performance relative to the MSCI All Country World Index were Persimmon (Consumer Staples), CaixaBank (Financials), and MUFG (Financials). Persimmon, a U.K.-based holding company engaged in homebuilding, suffered during the period as shares tumbled on the uncertainty caused by the Brexit referendum in late June and we took the opportunity to initiate a position. We like the company for its solid balance sheet and large, low-cost land bank along with its strong competitive position and lack of exposure to the London market. Towards the latter end of the period the stock rebounded somewhat after Persimmon released the first half of 2016 results that indicated improving earnings per share (EPS) and a strong pickup in activity. CaixaBank, a Spain-based commercial bank that engages in banking, insurance, pension and investment fund activities, was also negatively impacted by political and economic uncertainty surrounding Brexit during the period. Given the ongoing lack of transparency over the terms of the UK’s exit from the EU and the potential impact on European growth, we sold out of our position as European financials have the potential to be the most impacted and we believe Caixabank to be particularly exposed. Shares of MUFG, a Japanese diversified financial services firm, fell during the period following the announcement by the BOJ that interest rates would move into negative territory. Given broad uncertainty over the outlook for interest rates in Japan we thought it prudent to reduce our exposure to companies that are highly rate sensitive and have sold out of our position. Additionally, Assicurazioni Generali, the Italian insurance company, detracted from absolute returns during the period as we saw Italian financials particularly hard hit following the aforementioned concerns for European growth after Brexit and their perception as the weak link in the region. Nonetheless, we continued to hold our position as we like the fundamentals of the company and believe current valuations fail to reflect the improvements management has made during the restructuring process. We also have conviction in the ability of the CEO to further build strategic alignment across the organization.

Top contributors to performance relative to the MSCI All Country World Index and absolute performance during the period included Nippon Telelegraph and Telephone (Telecommunication Services), QUALCOMM (Information Technology), and NTT DOCOMO Inc (Telecommunication Services). Nippon Telegraph and Telephone provides a variety of telecommunication services, including telephone, telegraph, leased circuits, data communication, terminal equipment sales, and related services within Japan. The company’s shares rose during the period as the company reported progress in their new pricing plan with an increasing number of users moving to higher data packages. We trimmed the position on strength but continued to own the stock. QUALCOMM, a U.S.-based designer and supplier of digital communications products and services, performed well over this period during which it has announced several new products and upgraded guidance forecasts following the release of strong results. The stock has been further boosted more recently following rumors of a merger with NXP Semiconductors which would help them diversify the business away from mobility. We believe this strengthens the growth outlook for the stock further

[1]	Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016. The attribution analysis of the Financials sector includes Real Estate for the period starting November 1, 2015 through August 31, 2016.

17

Hartford Global Equity Income Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

and we have added to our position over the period. Shares of NTT DOCOMO, Japan’s leading cell phone carrier, rose during the period after reporting strong earnings results, with management expressing confidence that they will exceed financial targets for the year.

While derivatives are typically not used in a significant manner in this Fund, we had a currency forward position to hedge the Fund’s exposure to the Euro. The position contributed positively to results during the period.

What is the outlook?

We continue to seek what we consider to be balance in the portfolio to allow for upside potential while limiting downside risk, this is particularly important in the current climate given the ongoing uncertainty surrounding the Brexit scenario as well as the U.S. election result. Regarding Brexit, to date, investors have been positively surprised by the resilience of European markets following the referendum results with some encouraging data signals emerging from the region. We do, however, remain cautious given the many unknowns that remain as we wait for the U.K. government to trigger Article 50. With this in mind, we are particularly diligent in applying our process to find what we believe are companies with discounted valuations and superior total return potential. In terms of the U.S. election outcome, no matter the outcome, we expect ongoing volatility in the Healthcare sector as this is a key area of reform for both candidates. However, with volatility comes opportunity and we will be closely monitoring the markets around the election for possibilities to take advantage of this across sectors.

The Fund ended the period most overweight the Telecommunication Services, Utilities, and Financials sectors and most underweight Consumer Discretionary, Consumer Staples, and Industrials, relative to the MSCI All Country World Index. On a regional basis, the Fund was most overweight Europe and most underweight North America to end the period.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	3.2%
Consumer Staples	7.3
Energy	6.9
Financials	18.9
Health Care	11.9
Industrials	9.4
Information Technology	15.1
Materials	5.8
Real Estate	3.1
Telecommunication Services	8.4
Utilities	7.6

Total	97.6%

Short-Term Investments	1.8%
Other Assets & Liabilities	0.6

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

18

Hartford International Equity Fund inception 06/30/2008

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	Since Inception[1]
International Equity A2	2.29%	5.26%	0.63%
International Equity A3	-3.33%	4.07%	-0.05%
International Equity B2	1.37%	4.48%	-0.05%	[4]
International Equity B3	-3.61%	4.15%	-0.05%	[4]
International Equity C2	1.46%	4.49%	-0.10%
International Equity C3	0.47%	4.49%	-0.10%
International Equity I2	2.55%	5.64%	1.01%
International Equity R3[2]	2.02%	5.02%	0.40%
International Equity R4[2]	2.24%	5.33%	0.68%
International Equity R5[2]	2.01%	5.52%	0.91%
International Equity Y2	2.73%	5.71%	1.05%
MSCI All Country World ex USA Index	0.72%	4.11%	1.02%

[1]	Inception: 06/30/2008
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Performance information prior to August 13, 2015 reflects when the Fund pursued a modified investment strategy.

19

Hartford International Equity Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
International Equity Class A	1.20%	1.69%
International Equity Class B	1.95%	2.34%
International Equity Class C	1.95%	2.42%
International Equity Class I	0.90%	1.30%
International Equity Class R3	1.50%	1.94%
International Equity Class R4	1.20%	1.63%
International Equity Class R5	0.90%	1.32%
International Equity Class Y	0.80%	1.22%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Kent M. Stahl, CFA

Senior Managing Director and Director, Investment Strategy and Risk

Wellington Management Company LLP

Gregg R. Thomas, CFA

Senior Managing Director and Associate Director, Investment Strategy and Risk

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford International Equity Fund returned 2.29%, before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s benchmark, the MSCI All Country World ex USA Index, which returned 0.72% for the same period. The Fund also outperformed the -0.73% average return of the Lipper International Multi-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities, as measured by the MSCI All Country World ex USA Index, were relatively flat during the twelve-month period ended October 31, 2016. However, the markets experienced significant volatility from quarter to quarter. To begin the period, geopolitical tensions flared up during November 2015, including the terrorist attacks in Paris and the downing of a Russian warplane near the Syrian border. In December 2015, the much anticipated monetary policy divergence came to fruition with the European Central Bank (ECB) and Bank of Japan (BOJ) announcing additional policy easing, while the U.S. Federal Reserve (Fed) initiated its well-telegraphed plan to increase short-term rates. In China, stock markets finished 2015 on a positive note, as equities reacted positively to moves made by the People’s Bank of China (PBOC) to provide support to the economy.

The first quarter of 2016 did not provide much relief to begin the year as Chinese equities plunged in early January, sparking a global flight to quality trade. Along with ongoing worries about a hard landing in China, fears that Chinese yuan weakness could unleash a wave of global deflationary pressure resurfaced. Once again, extended monetary policy accommodation by major central banks helped support risk assets. First, the BOJ cut its benchmark rate to negative territory in January 2016. Next, the PBOC lowered the reserve-requirement ratio in an effort to boost growth. Finally, ECB President Mario Draghi announced more-than-expected stimulus in March. Emerging market equities participated strongly in the market rebound. Brazilian equities rallied sharply amid political developments that increased the likelihood of government policy change ahead of the 2018 elections.

After a lengthy and, at times, acrimonious campaign, the British electorate voted to leave the European Union (E.U.) in June 2016 (Brexit). Following several decades of close economic and social integration, we believe this historic event signals a profound change in how the U.K. will conduct business and trade with the rest of Europe. The Brexit vote overshadowed a promising European

20

Hartford International Equity Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

economic backdrop and the ECB’s reaffirmation of its cautious policy stance. Market participants were also encouraged by improving signs from China’s economic data releases and Beijing’s increased emphasis on currency stability.

During the third quarter of 2016, expectations for continued accommodative monetary policy from central banks around the globe helped to stoke investors’ risk appetites. The Bank of England delivered a hefty stimulus package, which helped counteract the Brexit shock. The BOJ announced a policy shift centered around yield-curve control and a commitment to overshoot inflation. In particular, the BOJ will now target a 0% yield on the 10-year Japanese government bond. Global equities pulled back slightly in October, amid concerns about a “hard” Brexit scenario, U.S. election uncertainty, and potential monetary policy shifts from the Fed and ECB. During the period, emerging market equities outperformed their developed market counterparts, as measured by the MSCI Emerging Markets Index and MSCI World Index, respectively.

Six of the eleven sectors within the MSCI All Country World ex USA Index posted negative returns for the twelve months ended October 31, 2016. The Healthcare (-12%), Telecommunication Services (-4%), and Consumer Discretionary (-4%) sectors lagged the most during the period, while Materials (+16%), Information Technology (+13%), and Energy (+11%) sectors posted the largest gains.

Security selection was the primary reason for the Fund’s outperformance relative to the MSCI All Country World ex USA Index during the period. Stock selection was strongest within the Information Technology, Financials1, and Healthcare sectors. Sector allocation, a result of the Fund’s bottom-up stock selection, slightly detracted from benchmark-relative returns over the period. An underweight to the Financials and Materials sectors detracted, which was partially offset by an overweight to Information Technology, which contributed positively. On a regional basis, security selection within Europe and Japan contributed positively while selection within Latin America detracted from performance. A modest overweight allocation to Latin America contributed positively to performance relative to the MSCI All Country World ex USA Index during the period.

Top contributors to performance relative to the MSCI All Country World ex USA Index during the period included Sberbank of Russia (Financials), Petrobras (Energy), and Nintendo (Information Technology). Shares of Sberbank of Russia, a provider of corporate and retail banking solutions, rose during the period after announcing a 48% jump in its quarterly profit during the fourth quarter of 2015, beating analyst estimates, driven by rising fee and commission income. Petrobras, a Brazilian energy company, saw its stock price rise as oil prices recovered over the year from lows in early 2016 and as its newly appointed CEO laid off more than 11,000 employees in an effort to cut costs and reduce debt. The stock price of Nintendo, a Japanese entertainment company, rose during the period due to positive reception of its Pokemon Go mobile game and after unveiling a new game, Super Mario Run, for Apple devices. Top contributors to absolute performance also included Tencent (Information Technology).

The largest detractors from performance relative to the MSCI All Country World ex USA Index were Sky PLC (Consumer Discretionary), Vipshop Holdings (Consumer Discretionary), and Bank of Ireland (Financials). Sky PLC, a U.K.-based broadcasting company, saw its stock price fall over the period as the company’s television and internet subscriber growth slowed. The shares were also affected by Brexit, which affected U.K. media equities generally. Shares of Vipshop Holdings, a China-based online discount retailer, fell during the period due to a fourth quarter decrease in gross margin and first quarter revenue trending below analyst estimates. Shares of Bank of Ireland, an Irish financial services company, fell during the period as the Brexit vote introduced uncertainty for the company, given its operations in the United Kingdom. Novartis AG (Healthcare) and UBS Group AG (Financials) were top absolute detractors from performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We believe the outlook for the global economy looks solid with macro data from economies like the U.S. and China supportive while Europe, Japan and Emerging Markets show varying degrees of improving momentum. As of October 31, 2016, we viewed the U.S. Presidential election and Fed interest rate decisions as the key potentially transforming events in the coming months, although expectations of a December rate increase look well entrenched. We believe December’s Italian constitutional reform referendum in Italy could also re-awaken E.U. break up fears. As always, there are risks to this backdrop, with a growth slowdown in the U.S. or China or any number of geopolitical events amongst those considerations.

The Fund ended the period most overweight the Information Technology, Utilities, and Consumer Staples sectors, and most underweight the Financials, Telecommunication Services, and Industrials sectors, relative to the MSCI All Country World ex USA Index. On a country basis the Fund ended the period with the largest overweights to Russia, Brazil, and Italy, and the largest underweights to Japan and Germany.

[1]	Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials sector. The attribution analysis of the Financials sector includes Real Estate for the period starting November 1, 2015 through August 31, 2016.

21

Hartford International Equity Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.5%
Consumer Staples	10.6
Energy	6.1
Financials	19.4
Health Care	7.3
Industrials	10.6
Information Technology	11.9
Materials	6.8
Real Estate	4.0
Telecommunication Services	3.9
Utilities	4.6

Total	96.7%

Short-Term Investments	2.3%
Other Assets & Liabilities	1.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

22

The Hartford International Growth Fund inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
International Growth A1	-0.39%	6.46%	0.89%
International Growth A2	-5.87%	5.26%	0.32%
International Growth B1	-1.23%	5.64%	0.31%	[3]
International Growth B2	-6.17%	5.31%	0.31%	[3]
International Growth C1	-1.22%	5.65%	0.13%
International Growth C2	-2.21%	5.65%	0.13%
International Growth I1	-0.12%	6.80%	1.24%
International Growth R3[1]	-0.78%	6.28%	0.67%
International Growth R4[1]	-0.45%	6.63%	1.01%
International Growth R5[1]	-0.17%	6.93%	1.31%
International Growth Y1	-0.09%	7.00%	1.41%
MSCI All Country World ex USA Growth Index	0.51%	4.85%	2.76%
MSCI All Country World ex USA Index	0.72%	4.11%	2.07%
MSCI EAFE Growth Index	-2.84%	6.10%	2.71%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Effective March 1, 2016, the Fund changed its secondary benchmark from the MSCI EAFE Growth Index to the MSCI All Country World ex USA Index. Hartford Funds Management Company, LLC believes that the MSCI All Country World ex USA Index is a more appropriate secondary benchmark against which to measure performance.

MSCI All Country World ex USA Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of both developed and emerging stock markets, excluding the U.S., of the growth securities within the MSCI All Country World ex USA Index.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

23

The Hartford International Growth Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
International Growth Class A	1.30%	1.51%
International Growth Class B	2.05%	2.63%
International Growth Class C	2.05%	2.22%
International Growth Class I	1.00%	1.09%
International Growth Class R3	1.60%	1.75%
International Growth Class R4	1.30%	1.39%
International Growth Class R5	1.00%	1.08%
International Growth Class Y	0.95%	0.97%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

John A. Boselli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Tara C. Stilwell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford International Growth Fund returned -0.39%, before sales charge for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmarks, the MSCI All Country World ex USA Growth Index and the MSCI All Country World ex USA Index, which returned 0.51% and 0.72%, respectively, for the same period. The Fund outperformed the -0.73% average return of the Lipper International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities, as measured by the MSCI All Country World ex USA Index, were relatively flat over the period. To begin the period, geopolitical tensions flared up during November, including the terrorist attacks in Paris and the downing of a Russian warplane near the Syrian border. In December 2015, the much anticipated monetary policy divergence came to fruition with the European Central Bank (ECB) and Bank of Japan (BOJ) announcing additional policy easing, while the U.S. Federal Reserve (Fed) initiated its well-telegraphed plan to increase short-term rates. In China, stock markets finished 2015 on a positive note, as equities reacted positively to moves made by the People’s Bank of China (PBOC) to provide support to the economy.

2016 got off to a volatile start as Chinese equities plunged in early January, sparking a global flight to quality trade. Along with ongoing worries about a hard landing in China, fears that Chinese yuan weakness could unleash a wave of global deflationary pressure resurfaced. Once again, extended monetary policy accommodation by major central banks helped support risk assets. First, the BOJ cut its benchmark rate to negative territory in January 2016. Next, the PBOC lowered the reserve-requirement ratio in an effort to boost growth. Finally, ECB President Mario Draghi announced more-than-expected stimulus in March. Emerging market equities participated strongly in the market rebound. Brazilian equities rallied sharply amid political developments that increased the likelihood of government policy change ahead of the 2018 elections.

After a lengthy and, at times, acrimonious campaign, the British electorate voted to leave the European Union (E.U.) in June 2016 (Brexit). Following several decades of close economic and social integration, we believe this historic event signals a profound change in how the U.K. will conduct business and trade with the rest of Europe. The Brexit vote overshadowed a promising European economic backdrop and the ECB’s reaffirmation of its cautious policy stance. Market participants were also encouraged by improving signs from China’s economic data releases and Beijing’s increased emphasis on currency stability.

24

The Hartford International Growth Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

During the third quarter, expectations for continued accommodative monetary policy from central banks around the globe helped to stoke investors’ risk appetites. The Bank of England delivered a hefty stimulus package, which helped counteract the Brexit shock. The BOJ announced a policy shift centered around yield-curve control and a commitment to overshoot inflation. In particular, the BOJ will now target a 0% yield on the 10-year Japanese government bond. International equities pulled back in October, amid concerns about a “hard” Brexit scenario, U.S. election uncertainty, and potential monetary policy shifts from the Fed and ECB. During the period, emerging market equities outperformed their developed market counterparts, as measured by the MSCI Emerging Markets Index and MSCI World Index, respectively.

Six of the eleven sectors in the MSCI All Country World ex USA Growth Index rose during the period. Within the index, the Energy (+18%), Information Technology (+17%), and Materials (+11%) sectors performed best. The Healthcare (-13%), Financials1 (-4%), and Telecommunication Services (-4%) sectors decreased the most during the period.

Sector allocation, a residual of bottom-up stock selection, was the primary driver of underperformance relative to the MSCI All Country World ex USA Growth Index. In particular, underweights to the Materials and Consumer Staples sectors and an overweight to the Healthcare sector detracted from relative performance. This was partially offset by an overweight to Information Technology, which contributed positively to relative results. Security selection modestly contributed to performance relative to the MSCI All Country World ex USA Growth Index. Security selection was strongest in the Telecommunication Services, Healthcare, and Consumer Discretionary sectors. This was partially offset by weaker selection within Consumer Staples, Industrials, and Energy. On a regional basis, an overweight relative to the MSCI All Country World ex USA Growth Index and security selection within Europe detracted from relative performance, while security selection in Emerging Markets contributed positively.

Top detractors from performance relative to the MSCI All Country World ex USA Growth Index during the period were Sky PLC (Consumer Discretionary), Hikma Pharmaceutical (Healthcare), and AstraZeneca (Healthcare). The shares of Sky PLC, a U.K.-based broadcasting company, fell over the period as the company’s television and internet subscriber growth slowed. The shares were also affected by Brexit, which affected U.K. media equities generally. Hikma Pharmaceutical, a U.K.-based pharmaceutical company that manufactures both branded and non-branded generic and in-licensed products, saw its stock price fall as it reported earnings below market consensus and revised its outlook as sales in their Roxane division were lower than expected due to approval delays from the Food and Drug Administration (FDA). AstraZeneca, another

U.K.-based pharmaceutical company, saw its share price fall during the period, especially in the first quarter as it moved down with the Healthcare sector as a whole. Investors were also focused on concerns about near-term earnings due to the upcoming Crestor patent loss while underappreciating the company’s significant longer-term pipeline. Novartis AG (Healthcare) and UBS Group AG (Financials) were top absolute detractors from performance during the period.

New Oriental Education (Consumer Discretionary), Taiwan Semiconductor (Information Technology), and Partners Group (Financials) were the top contributors to performance relative to the MSCI All Country World ex USA Growth Index during the period. The stock price of New Oriental Education, a China-based provider of private educational services, rose during the period as it announced continued growth of total student enrollments in its tutoring and test preparation courses and on the news that an affiliate of Tencent, a leading provider of internet services in China, had agreed to invest in the company’s online education platform. Shares of Taiwan Semiconductor, a semiconductor pure play foundry based in Taiwan, saw its shares rise over the period as it reported earnings and revenue that exceeded market expectations and as demand for its chips increased due the launch of the iPhone 7 and other high-end Android devices. Partners Group, a Swiss-based asset manager of alternative investments, saw its stock price rise steadily over the period as the company continues to report strong earnings and revenues and increased its dividends. Tencent (Information Technology) was a top absolute performer during the period.

Derivatives were not used in a significant manner in this fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We continue to think the global economy will be stable but slow-growing, despite concerns for potential destabilization post-Brexit, China’s debt burden, and the very likely scenario under which the Fed starts to raise interest rates again. As we look across the opportunity set and recently purchased securities, we are still finding what we believe are high quality, growth equities trading at a discount to the market in this environment, as well as, companies that can improve their returns on capital, whether it is from industry consolidation, efficiency measures, or benefiting from a change in regulation.

We select equities individually based on their merits. As a result of bottom-up stock selection, Information Technology, Financials, and Telecommunication Services were the Fund’s largest overweight sector exposures relative to the MSCI All Country World ex USA Growth Index at the end of the period. The largest underweights

[1]	Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials sector. The attribution analysis of the Financials sector includes Real Estate for the period starting November 1, 2015 through August 31, 2016.

25

The Hartford International Growth Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

relative to the MSCI All Country World ex USA Growth Index were to Industrials, Materials, and Healthcare sectors.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.0%
Consumer Staples	15.8
Energy	2.7
Financials	17.0
Health Care	8.1
Industrials	7.8
Information Technology	22.4
Materials	3.3
Real Estate	2.2
Telecommunication Services	5.3
Utilities	2.3

Total	97.9%

Short-Term Investments	1.3%
Other Assets & Liabilities	0.8

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

26

The Hartford International Opportunities Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
International Opportunities A1	-2.68%	5.57%	3.44%
International Opportunities A2	-8.04%	4.38%	2.85%
International Opportunities B1	-3.52%	4.71%	2.85%	[3]
International Opportunities B2	-8.26%	4.37%	2.85%	[3]
International Opportunities C1	-3.38%	4.81%	2.68%
International Opportunities C2	-4.33%	4.81%	2.68%
International Opportunities I1	-2.34%	5.95%	3.75%
International Opportunities R3[1]	-2.88%	5.34%	3.19%
International Opportunities R4[1]	-2.58%	5.67%	3.55%
International Opportunities R5[1]	-2.33%	5.96%	3.82%
International Opportunities R6[1]	-2.23%	6.07%	3.94%
International Opportunities Y1	-2.16%	6.09%	3.95%
MSCI All Country World ex USA Index	0.72%	4.11%	2.07%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/30/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses. Class R6 shares commenced operations on November 7, 2014. Performance prior to that date is that of the Fund’s Class Y shares.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

27

The Hartford International Opportunities Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
International Opportunities Class A	1.20%	1.20%
International Opportunities Class B	2.04%	2.31%
International Opportunities Class C	1.93%	1.93%
International Opportunities Class I	0.85%	0.85%
International Opportunities Class R3	1.45%	1.45%
International Opportunities Class R4	1.15%	1.15%
International Opportunities Class R5	0.85%	0.85%
International Opportunities Class R6	0.86%	0.86%
International Opportunities Class Y	0.75%	0.75%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Nicolas M. Choumenkovitch

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Tara C. Stilwell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford International Opportunities Fund returned -2.68%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the MSCI All Country World ex USA Index, which returned 0.72% for the same period. The Fund also underperformed the -0.73% average return of the Lipper International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities, as measured by the MSCI All Country World ex USA Index, were relatively flat over the period. To begin the period, geopolitical tensions flared up during November, including the terrorist attacks in Paris and the downing of a Russian warplane near the Syrian border. In December 2015, the much anticipated monetary policy divergence came to fruition with the European Central Bank (ECB) and Bank of Japan (BOJ) announcing additional policy easing, while the U.S. Federal Reserve (Fed) initiated its well-telegraphed plan to increase short-term rates. In China, stock markets finished 2015 on a positive note, as equities reacted positively to moves made by the People’s Bank of China (PBOC) to provide support to the economy.

2016 got off to a volatile start as Chinese equities plunged in early January, sparking a global flight to quality trade. Along with ongoing worries about a hard landing in China, fears that Chinese yuan weakness could unleash a wave of global deflationary pressure resurfaced. Once again, extended monetary policy accommodation by major central banks helped support risk assets. First, the BOJ cut its benchmark rate to negative territory in January 2016. Next, the PBOC lowered the reserve-requirement ratio in an effort to boost growth. Finally, ECB President Mario Draghi announced more-than-expected stimulus in March. Emerging market equities participated strongly in the market rebound. Brazilian equities rallied sharply amid political developments that increased the likelihood of government policy change ahead of the 2018 elections.

After a lengthy and, at times, acrimonious campaign, the British electorate voted to leave the European Union (E.U.) in June 2016 (Brexit). Following several decades of close economic and social integration, we believe this historic event signals a profound change in how the U.K. will conduct business and trade with the rest of Europe. The Brexit vote overshadowed a promising European economic backdrop and the ECB’s reaffirmation of its cautious policy stance. Market participants were also encouraged by improving signs from China’s economic data releases and Beijing’s increased emphasis on currency stability.

28

The Hartford International Opportunities Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

During the third quarter, expectations for continued accommodative monetary policy from central banks around the globe helped to stoke investors’ risk appetites. The Bank of England delivered a hefty stimulus package, which helped counteract the Brexit shock. The BOJ announced a policy shift centered around yield-curve control and a commitment to overshoot inflation. In particular, the BOJ will now target a 0% yield on the 10-year Japanese government bond. Global equities pulled back slightly in October, amid concerns about a “hard” Brexit scenario, U.S. election uncertainty, and potential monetary policy shifts from the Fed and ECB. During the period, emerging market equities outperformed their developed market counterparts, as measured by the MSCI Emerging Markets Index and MSCI World Index, respectively.

Within the MSCI All Country World ex USA Index, five of the eleven sectors rose during the period. Materials (+16%), Information Technology (+13%), and Energy (+11%) gained the most. Health care (-12%), Telecommunication Services (-4%), and Consumer Discretionary (-4%), lagged the MSCI All Country World ex USA Index.

Security selection was the primary driver of the Fund’s underperformance relative to the MSCI All Country World ex USA Index over the period. Weak stock selection in the Consumer Discretionary, Consumer Staples, and Industrials sectors was only partially offset by stronger stock selection in Healthcare and Information Technology. Sector allocation, a result of the bottom-up stock selection process, also detracted from returns relative to the MSCI All Country World ex USA Index, largely due to an underweight to Materials and overweights to Consumer Discretionary and Consumer Staples.

The largest absolute and relative detractors from returns over the period included Sky (Consumer Discretionary), Luxottica Group (Consumer Discretionary), and China Life Insurance (Financials). Shares of Sky, the largest pay TV provider in the U.K., have been weak as there are increasing concerns around their competitive position in pay TV to over-the-top (OTT) content providers and TV net subscription additions were modestly down relative to prior earnings results. Shares of Italy-based eyewear company Luxottica underperformed throughout the period as earnings have come in below consensus expectations, mainly driven by slower organic growth. Shares of China Life Insurance, a Chinese life insurance company, underperformed as concerns around profitability and the growth outlook for China impacted the stock.

Top contributors to performance relative to the MSCI All Country World ex USA Index during the period included Daito Trust Construction (Real Estate1), Taiwan Semiconductor (Information Technology), and Ono Pharmaceuticals (Healthcare). Shares of

Daito Trust Construction, a Japan-based construction and real estate company rose after the company announced a strong earnings report driven by improving gross margins on construction as well as an increase in orders. Shares of Taiwan Semiconductor, an independent semiconductor foundry, rose as demand for high performance chips increased with the launch of the new iPhone model and high-end Android devices. Ono Pharmaceutical, a Japan-based pharmaceutical company, was a top contributor over the period. We trimmed the position following a period of strong relative performance. TransCanada (Energy) was a top absolute performer during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Our economic outlook remains constructive. We continue to think the global economy will be stable but slow growing, despite concerns for potential destabilization post-Brexit, China’s debt burden, and the very likely scenario under which the Fed starts to raise interest rates again. As we look across the opportunity set and recently purchased securities, we are still finding what we believe are areas of growth in this slower growth environment, as well as, companies that can improve their returns on capital whether it comes from industry consolidation, efficiency measures, or benefiting from changes in regulation.

At the end of the period, the Fund was most overweight the Information Technology, Energy, and Real Estate sectors and most underweight the Financials, Telecommunication Services, and Consumer Discretionary sectors relative to the MSCI All Country World ex USA Index. On a regional basis, the Fund ended the period with overweights to Europe and North America and underweights to Emerging Market countries and Asia ex Japan.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Mid-cap securities can have greater risk and volatility than large-cap securities. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

[1]	Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016. The attribution analysis of the Financials sector includes Real Estate for the period starting November 1, 2015 through August 31, 2016.

29

The Hartford International Opportunities Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	9.2%
Consumer Staples	10.8
Energy	9.2
Financials	17.8
Health Care	6.3
Industrials	12.1
Information Technology	12.4
Materials	7.7
Real Estate	5.8
Telecommunication Services	1.6
Utilities	2.0

Total	94.9%

Short-Term Investments	4.6%
Other Assets & Liabilities	0.5

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

Composition by Currency

as of October 31, 2016

Description	Percentage of Net Assets
Australian Dollar	1.1%
Brazilian Real	0.4
British Pound	14.0
Canadian Dollar	6.9
Danish Krone	0.1
Euro	33.5
Hong Kong Dollar	3.3
Indian Rupee	3.1
Japanese Yen	11.1
Mexican Peso	0.5
South Korean Won	3.1
Swedish Krona	0.7
Swiss Franc	6.4
Taiwanese Dollar	2.6
United States Dollar	12.7
Other Assets & Liabilities	0.5

Total	100.0%

30

The Hartford International Small Company Fund inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
International Small Company A1	-5.31%	7.77%	3.79%
International Small Company A2	-10.52%	6.56%	3.20%
International Small Company B1	-6.05%	6.96%	3.21%	[3]
International Small Company B2	-10.72%	6.66%	3.21%	[3]
International Small Company C1	-5.99%	6.99%	3.03%
International Small Company C2	-6.93%	6.99%	3.03%
International Small Company I1	-4.90%	8.19%	4.17%
International Small Company R3[1]	-5.47%	7.61%	3.88%
International Small Company R4[1]	-5.17%	7.96%	4.08%
International Small Company R5[1]	-4.92%	8.25%	4.27%
International Small Company Y1	-4.73%	8.32%	4.32%
S&P EPAC SmallCap Index	2.28%	9.05%	4.01%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

S&P EPAC SmallCap Index is a global equity index comprised of the smallest 15% of each country’s market capitalization in the S&P BMI (Broad Market Index) Global Index. (The S&P BMI Global Index captures all companies in developed markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed market countries are included in the S&P EPAC SmallCap except the U.S. and Canada.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Effective on the close of business on April 29, 2016, the Fund was closed to new investors until further notice. For more information, please see the Fund’s prospectus.

31

The Hartford International Small Company Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
International Small Company Class A	1.47%	1.47%
International Small Company Class B	2.16%	2.58%
International Small Company Class C	2.19%	2.19%
International Small Company Class I	1.09%	1.09%
International Small Company Class R3	1.65%	1.69%
International Small Company Class R4	1.35%	1.39%
International Small Company Class R5	1.05%	1.12%
International Small Company Class Y	0.99%	0.99%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Simon H. Thomas

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Daniel Maguire, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford International Small Company Fund returned -5.31%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the S&P EPAC SmallCap Index, which returned 2.28% for the same period. The Fund also underperformed the 1.72% average return of the Lipper International Small/Mid-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities, as measured by the MSCI All Country World ex USA Index, were relatively flat over the period. To begin the period, geopolitical tensions flared up during November, including the terrorist attacks in Paris and the downing of a Russian warplane near the Syrian border. In December 2015, the much anticipated monetary policy divergence came to fruition with the European Central Bank (ECB) and Bank of Japan (BOJ) announcing additional policy easing, while the U.S. Federal Reserve (Fed) initiated its well-telegraphed plan to increase short-term rates. In China, stock markets finished 2015 on a positive note, as equities reacted positively to moves made by the People’s Bank of China (PBOC) to provide support to the economy.

2016 got off to a volatile start as Chinese equities plunged in early January, sparking a global flight to quality trade. Along with ongoing worries about a hard landing in China, fears that Chinese yuan weakness could unleash a wave of global deflationary pressure resurfaced. Once again, extended monetary policy accommodation by major central banks helped support risk assets. First, the BOJ cut its benchmark rate to negative territory in January 2016. Next, the PBOC lowered the reserve-requirement ratio in an effort to boost growth. Finally, ECB President Mario Draghi announced more-than-expected stimulus in March. Emerging market equities participated strongly in the market rebound. Brazilian equities rallied sharply amid political developments that increased the likelihood of government policy change ahead of the 2018 elections.

After a lengthy and, at times, acrimonious campaign, the British electorate voted to leave the European Union (E.U.) in June 2016 (Brexit). Following several decades of close economic and social integration, we believe this historic event signals a profound change in how the U.K. will conduct business and trade with the rest of Europe. The Brexit vote overshadowed a promising European economic backdrop and the ECB’s reaffirmation of its cautious policy stance. In the U.S., solid economic data helped investors shrug off the Fed’s statements during May suggesting plans to further raise rates during 2016. Market participants were also encouraged by improving signs from China’s economic data releases and Beijing’s increased emphasis on currency stability.

32

The Hartford International Small Company Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

During the third quarter, expectations for continued accommodative monetary policy from central banks around the globe helped to stoke investors’ risk appetites. The Bank of England delivered a hefty stimulus package, which helped counteract the Brexit shock. The BOJ announced a policy shift centered around yield-curve control and a commitment to overshoot inflation. In particular, the BOJ will now target a 0% yield on the 10-year Japanese government bond. While the Fed signaled a higher probability of a rate increase before year end, market participants appeared more fixated on the downshift in the dot plot (a document that maps the rate projections of each Federal Open Market Committee member). Global equities pulled back slightly in October, amid concerns about a “hard” Brexit scenario, U.S. election uncertainty, and potential monetary policy shifts from the Fed and ECB.

Seven of the eleven sectors within the S&P EPAC SmallCap Index posted positive returns during the period. Materials (+13%), Consumer Staples (+10%), and Healthcare (+5%) gained the most during the period. Energy (-7%), Real Estate1 (-6%) and Telecommunication Services (-4%) lagged the index.

Security selection was the primary detractor from performance relative to the S&P EPAC SmallCap Index during the period. Weak selection within the Financials, Materials, and Industrials sectors was only partially offset by stronger selection in Consumer Staples and Energy sectors. Sector allocation, a result of the bottom-up stock selection process, also detracted from benchmark-relative results over the period, largely due to an overweight to Consumer Discretionary and an underweight to Consumer Staples. On a regional basis, security selection within Europe, Japan and Asia ex-Japan detracted from performance relative to the S&P EPAC SmallCap Index; however, an overweight allocation to Japan contributed positively to benchmark-relative performance over the period.

The largest detractors from performance relative to the S&P EPAC SmallCap Index during the period were B&M European Value (Consumer Discretionary), Anima Holding (Financials), and N Brown Group (Consumer Discretionary). B&M European Value Retail is a U.K.-based value retailer of general merchandise. The stock traded down following the Brexit vote in June, and we believe it was oversold given its fundamentals. Anima is an Italy-based asset manager. The environment has become more challenging due to the low rates and overall health of Italy’s banking sector. Despite these difficult conditions, the company continues to grow its asset base, and we think it should be a long term beneficiary of the increasing Italian savings rate, and the continued shift of retirement assets to asset managers. N Brown Group is a U.K. based internet and catalogue home shopping company. Much of their cost base is in U.S. Dollar, which became much more challenging with the British pound (GBP) sell-off following Brexit, leading us to sell our position shortly after.

Top contributors to performance relative to the S&P EPAC SmallCap Index during the period were Kyudenko (Industrials), Gategroup (Industrials), and Nippon Shinyaku (Healthcare). Shares of Kyudenko, a Japan-based facilities engineering firm with roughly half of its market cap in its solar asset portfolio, rose during the period. The company is benefiting from a healthy construction cycle in Japan, as well as investors finally realizing the value in their sizable solar asset portfolio. Additionally we believe its shares remained inexpensive during the period. Switzerland-based Gategroup is a leading provider of catering, hospitality, and logistics services to the travel industry. In April, the company was bid for by HNA Group, a Chinese travel and logistics conglomerate. Gategroup’s board of directors unanimously approved the deal. Shares of Nippon Shinyaku, a Japanese pharmaceutical company, rallied during the period after reporting strong results, with double digit operating profit growth. Actelion’s launch of Pulmonary Arterial Hypertension (PAH) drug, Selexipag has been stronger than expected, which should increase the royalty for Nippon Shinyaku.

Derivatives were not used in a significant manner in this Fund and thus did not have a material impact on performance during the period.

What is the outlook?

We continue to focus on what we believe are high quality companies with strong balance sheets and good business models that we believe are attractively valued relative to their global industry. Further, we buy companies whose results we think will exceed consensus expectations over the next two to three years. We think a disciplined approach to valuation and an orientation leads to better results in down markets and overall performance over time towards high quality companies.

The Fund’s sector and regional positioning continue to reflect the opportunities that we find most attractive according to the criteria of our investment philosophy and process. At the end of the period, the Fund was most overweight the Consumer Discretionary, Healthcare, and Materials sectors relative to the S&P EPAC SmallCap Index, while the Fund’s largest underweights were to the Real Estate, Information Technology, and Consumer Staples sectors. On a regional basis, the Fund was most overweight Japan where we continue to find what we consider to be the most attractive opportunities, while developed Asia ex-Japan remains the Fund’s largest underweight.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk

[1]	Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials sector. The attribution analysis of the Financials sector includes Real Estate for the period starting November 1, 2015 through August 31, 2016. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016.

33

The Hartford International Small Company Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Small-cap securities can have greater risk and volatility than large-cap securities.

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	24.3%
Consumer Staples	2.9
Energy	2.2
Financials	11.7
Health Care	14.5
Industrials	21.3
Information Technology	6.6
Materials	10.4
Real Estate	3.8
Telecommunication Services	1.1

Total	98.8%

Short-Term Investments	1.3%
Other Assets & Liabilities	(0.1)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

Composition by Currency

as of October 31, 2016

Description	Percentage of Net Assets
Australian Dollar	6.9%
British Pound	16.5
Danish Krone	0.8
Euro	32.8
Hong Kong Dollar	1.4
Japanese Yen	34.1
Norwegian Krone	0.9
South Korean Won	1.6
Swedish Krona	0.7
Swiss Franc	2.2
Taiwanese Dollar	0.9
United States Dollar	1.3
Other Assets & Liabilities	(0.1)

Total	100.0%

34

The Hartford International Value Fund inception 05/28/2010

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	Since Inception[1]
International Value A2	8.38%	8.69%	9.10%
International Value A3	2.42%	7.47%	8.15%
International Value C2	7.70%	7.97%	8.37%
International Value C3	6.70%	7.97%	8.37%
International Value I2	8.84%	9.10%	9.50%
International Value R3[2]	8.08%	8.43%	8.83%
International Value R4[2]	8.48%	8.77%	9.17%
International Value R5[2]	8.83%	9.10%	9.50%
International Value Y2	8.90%	9.54%	9.87%
MSCI EAFE Value Index	-2.75%	4.77%	5.61%
MSCI EAFE Index	-2.74%	5.48%	6.52%

[1]	Inception: 05/28/2010
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI EAFE Value Index is a free float-adjusted market capitalization-weighted index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the value securities within the MSCI EAFE Index.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Effective on the close of business on November 28, 2014, the Fund was closed to new investors until further notice. For more information, please see the Fund’s prospectus.

35

The Hartford International Value Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
International Value Class A	1.36%	1.36%
International Value Class C	2.02%	2.02%
International Value Class I	0.99%	0.99%
International Value Class R3	1.61%	1.61%
International Value Class R4	1.31%	1.31%
International Value Class R5	1.00%	1.00%
International Value Class Y	0.91%	0.91%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

James H. Shakin, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Andrew M. Corry, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford International Value Fund returned 8.38% before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s benchmarks, the MSCI EAFE Value Index and the MSCI EAFE Index, which returned -2.75% and -2.74%, respectively, for the same period. The Fund also outperformed the -0.93% average return of the Lipper International Multi Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities, as measured by the MSCI All Country World ex USA Index, were relatively flat over the period. To begin the period, geopolitical tensions flared up during November, including the terrorist attacks in Paris and the downing of a Russian warplane near the Syrian border. In December 2015, the much anticipated monetary policy divergence came to fruition with the European Central Bank (ECB) and Bank of Japan (BOJ) announcing additional policy easing, while the U.S. Federal Reserve (Fed) initiated its well-telegraphed plan to increase short-term rates. In China, stock markets finished 2015 on a positive note, as equities reacted positively to moves made by the People’s Bank of China (PBOC) to provide support to the economy.

2016 got off to a volatile start as Chinese equities plunged in early January, sparking a global flight to quality trade. Along with ongoing worries about a hard landing in China, fears that Chinese yuan weakness could unleash a wave of global deflationary pressure resurfaced. Once again, extended monetary policy accommodation by major central banks helped support risk assets. First, the BOJ cut its benchmark rate to negative territory in January 2016. Next, the PBOC lowered the reserve-requirement ratio in an effort to boost growth. Finally, ECB President Mario Draghi announced more-than-expected stimulus in March. Emerging market equities participated strongly in the market rebound. Brazilian equities rallied sharply amid political developments that increased the likelihood of government policy change ahead of the 2018 elections.

After a lengthy and, at times, acrimonious campaign, the British electorate voted to leave the European Union (E.U.) in June 2016 (Brexit). Following several decades of close economic and social integration, we believe this historic event signals a profound change in how the U.K. will conduct business and trade with the rest of Europe. The Brexit vote overshadowed a promising European economic backdrop and the ECB’s reaffirmation of its cautious policy stance. In the U.S., solid economic data helped investors shrug off the Fed’s statements during May suggesting plans to further raise rates during 2016. Market participants were also encouraged by improving signs from China’s economic data releases and Beijing’s increased emphasis on currency stability.

36

The Hartford International Value Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

During the third quarter, expectations for continued accommodative monetary policy from central banks around the globe helped to stoke investors’ risk appetites. The Bank of England delivered a hefty stimulus package, which helped counteract the Brexit shock. The BOJ announced a policy shift centered around yield-curve control and a commitment to overshoot inflation. In particular, the BOJ will now target a 0% yield on the 10-year Japanese government bond. While the Fed signaled a higher probability of a rate increase before year end, market participants appeared more fixated on the downshift in the dot plot (a document that maps the rate projections of each Federal Open Market Committee member). Global equities pulled back slightly in October, amid concerns about a “hard” Brexit scenario, U.S. election uncertainty, and potential monetary policy shifts from the Fed and ECB.

Seven out of eleven sectors in the MSCI EAFE Value Index fell during the period. Within the index, Healthcare (-10%), Financials1 (-7%), and Utilities (-6%) sectors lagged the most. Materials (+15%), Energy (+5%), and Industrials (+5%) performed the best.

Security selection was the primary driver of outperformance relative to the MSCI EAFE Value Index during the period. Strong selection within the Information Technology, Materials, and Consumer Discretionary sectors more than offset weaker selection within Financials. Sector allocation, a result of bottom-up stock selection decisions, also contributed positively to outperformance relative to the MSCI EAFE Value Index during the period. Most notably, the Fund’s overweight to Materials and underweights to Financials and Real Estate contributed positively to relative returns over the period. On a regional basis, security selection in Japan and Europe, as well as out-of-benchmark allocations to Emerging Markets and Canada contributed to returns relative to the MSCI EAFE Value Index over the period. An underweight to Asia detracted from relative performance.

Over the period, Resolute Mining (Materials), Oriflame Holding (Consumer Discretionary), and DeNA Co (Information Technology) were positive contributors to performance relative to the MSCI EAFE Value Index. Resolute Mining, and several other precious metals miners in the portfolio, rallied sharply during the period as Gold was perceived as a safe haven amid the market volatility. Additionally, there was increased skepticism early in the year that the Fed would increase rates in the near future and increased cynicism surrounding what additional tools might be utilized if economic growth falters. Oriflame Holding is a Switzerland-based producer of cosmetic products. Oriflame shifted focus to underpenetrated growth markets in Latin America and Asia, which was broadly viewed as a success. Shares of DeNa Co, a Japan-based internet company focused on social games, e-commerce, and other web services, rose during the period as a result of their partnership with Nintendo to assist with their back-end server work and monetization of their mobile games.

The stock also outperformed in May 2016 following the release of increased profit guidance and beating first quarter results. Petrobras (Energy) and Kinross Gold (Materials) were top absolute contributors over the period.

The largest detractors relative to the MSCI EAFE Value Index over the period were Banco Popular (Financials), UniCredit (Financials), and Glencore (Materials). Banco Popular is a Spanish bank which underperformed during the period as the company announced a €2.5 billion rights issue to improve its non-performing loans (NPL) coverage ratio, particularly in its real estate portfolio. We used the capital raise to increase the Fund’s position. UniCredit is one of several Italian banks that have been plagued by several factors including crippling non-performing loans throughout the industry coupled with a low interest rate environment. Not owning the benchmark constituent Glencore, a U.K.-based global commodities supplier, detracted from returns. UBS (Financials) and Ericsson LM Tel (Information Technology) were top absolute detractors over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We continue to focus on opportunities which fit into our framework of looking for equities with low relative price, low expectations, and low valuations that generally feature strong balance sheets and significant potential upside. The third quarter saw a strong recovery in value equities, especially in Japan. It has also now been 30 months since the Japanese market hit a 40 year relative price low, as measured by the MSCI Japan Index versus the rest of the world as measured by the MSCI World Index. This means several of the Fund’s Japanese names, particularly in the Technology sector, have performed well and we have trimmed or sold them. While we have recycled some of the proceeds into some newer Japanese positions, our overall bias has been to reduce our large Japanese stock position somewhat. On the other hand, European equities have generally lagged other regions, and are now flirting with their own multi-decadal relative price lows. Much of the proceeds of the Fund’s recent selling have gone into European names, particularly into out-of-favor cyclical areas like Industrials, Consumer Discretionary, and Technology. These additions have somewhat reduced the Fund’s large underweight to the region and our bias is to continue doing so.

As a result of bottom-up stock selection, the Fund ended the period most overweight the Information Technology, Materials, and Consumer Discretionary sectors and most underweight the Financials, Real Estate, and Utilities sectors relative to the MSCI EAFE Value Index. On a country basis, the Fund ended the period

[1]	Effective September 1, 2016 a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials sector. The attribution analysis of the Financials sector includes Real Estate for the period starting November 1, 2015 through August 31, 2016. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016.

37

The Hartford International Value Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

with the largest overweights to Japan and Russia and the largest underweights to the U.K. and Australia.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.8%
Consumer Staples	1.9
Energy	10.9
Financials	22.1
Health Care	4.9
Industrials	13.3
Information Technology	11.6
Materials	11.1
Real Estate	0.4
Telecommunication Services	3.4
Utilities	2.2

Total	94.6%

Short-Term Investments	4.3%
Other Assets & Liabilities	1.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

Composition by Currency

as of October 31, 2016

Description	Percentage of Net Assets
Australian Dollar	0.6%
Brazilian Real	0.8
British Pound	10.3
Canadian Dollar	1.6
Danish Krone	0.8
Euro	26.2
Hong Kong Dollar	1.3
Hungarian Forint	0.5
Indian Rupee	1.0
Indonesian Rupiah	0.1
Japanese Yen	37.3
Norwegian Krone	1.0
South African Rand	1.1
South Korean Won	2.3
Swedish Krona	1.1
Swiss Franc	3.9
Taiwanese Dollar	0.6
United States Dollar	8.4
Other Assets & Liabilities	1.1

Total	100.0%

38

International/Global Equity Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2016 through October 31, 2016.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to a Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hartford Emerging Markets Equity Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,111.90	$9.24	$1,000.00	$1,016.39	$8.82	1.74%	184	366
Class C	$1,000.00	$1,108.00	$13.19	$1,000.00	$1,012.62	$12.60	2.49%	184	366
Class I	$1,000.00	$1,113.70	$7.12	$1,000.00	$1,018.40	$6.80	1.34%	184	366
Class R3	$1,000.00	$1,111.40	$9.82	$1,000.00	$1,015.84	$9.37	1.85%	184	366
Class R4	$1,000.00	$1,114.20	$6.64	$1,000.00	$1,018.85	$6.34	1.25%	184	366
Class R5	$1,000.00	$1,119.50	$0.64	$1,000.00	$1,024.53	$0.61	0.12%	184	366
Class Y	$1,000.00	$1,115.30	$6.81	$1,000.00	$1,018.70	$6.50	1.28%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

39

International/Global Equity Funds

Expense Examples (Unaudited) – (continued)

Hartford Environmental Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,051.00	$5.83	$1,000.00	$1,019.46	$5.74	1.13%	184	366
Class C	$1,000.00	$1,047.50	$9.57	$1,000.00	$1,015.79	$9.42	1.86%	184	366
Class I	$1,000.00	$1,052.90	$4.49	$1,000.00	$1,020.76	$4.42	0.87%	184	366
Class R3	$1,000.00	$1,049.30	$8.24	$1,000.00	$1,017.09	$8.11	1.60%	184	366
Class R4	$1,000.00	$1,050.10	$6.70	$1,000.00	$1,018.60	$6.60	1.30%	184	366
Class R5	$1,000.00	$1,052.00	$5.16	$1,000.00	$1,020.11	$5.08	1.00%	184	366
Class R6	$1,000.00	$1,052.90	$4.64	$1,000.00	$1,020.61	$4.57	0.90%	184	366
Class Y	$1,000.00	$1,052.90	$4.64	$1,000.00	$1,020.61	$4.57	0.90%	184	366

Hartford Global Capital Appreciation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,018.90	$6.39	$1,000.00	$1,018.80	$6.39	1.26%	184	366
Class B	$1,000.00	$1,015.80	$10.18	$1,000.00	$1,015.03	$10.18	2.01%	184	366
Class C	$1,000.00	$1,015.70	$10.13	$1,000.00	$1,015.08	$10.13	2.00%	184	366
Class I	$1,000.00	$1,020.90	$4.98	$1,000.00	$1,020.21	$4.98	0.98%	184	366
Class R3	$1,000.00	$1,019.20	$6.90	$1,000.00	$1,018.30	$6.90	1.36%	184	366
Class R4	$1,000.00	$1,020.60	$5.38	$1,000.00	$1,019.81	$5.38	1.06%	184	366
Class R5	$1,000.00	$1,021.50	$4.88	$1,000.00	$1,020.31	$4.88	0.96%	184	366
Class Y	$1,000.00	$1,021.90	$4.42	$1,000.00	$1,020.76	$4.42	0.87%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

Hartford Global Equity Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,021.00	$6.45	$1,000.00	$1,018.75	$6.44	1.27%	184	366
Class B	$1,000.00	$1,017.30	$10.24	$1,000.00	$1,014.98	$10.23	2.02%	184	366
Class C	$1,000.00	$1,017.60	$10.24	$1,000.00	$1,014.98	$10.23	2.02%	184	366
Class I	$1,000.00	$1,022.70	$4.88	$1,000.00	$1,020.31	$4.88	0.96%	184	366
Class R3	$1,000.00	$1,020.40	$7.47	$1,000.00	$1,017.75	$7.46	1.47%	184	366
Class R4	$1,000.00	$1,021.80	$5.95	$1,000.00	$1,019.26	$5.94	1.17%	184	366
Class R5	$1,000.00	$1,023.20	$4.42	$1,000.00	$1,020.76	$4.42	0.87%	184	366
Class Y	$1,000.00	$1,023.80	$4.22	$1,000.00	$1,020.96	$4.22	0.83%	184	366

40

International/Global Equity Funds

Expense Examples (Unaudited) – (continued)

Hartford International Equity Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,031.90	$6.08	$1,000.00	$1,019.15	$6.04	1.19%	184	366
Class B	$1,000.00	$1,027.60	$9.63	$1,000.00	$1,015.64	$9.58	1.89%	184	366
Class C	$1,000.00	$1,027.80	$9.89	$1,000.00	$1,015.38	$9.83	1.94%	184	366
Class I	$1,000.00	$1,034.00	$4.55	$1,000.00	$1,020.66	$4.52	0.89%	184	366
Class R3	$1,000.00	$1,031.90	$7.25	$1,000.00	$1,018.00	$7.20	1.42%	184	366
Class R4	$1,000.00	$1,033.00	$5.77	$1,000.00	$1,019.46	$5.74	1.13%	184	366
Class R5	$1,000.00	$1,037.60	$0.56	$1,000.00	$1,024.58	$0.56	0.11%	184	366
Class Y	$1,000.00	$1,034.00	$4.04	$1,000.00	$1,021.17	$4.01	0.79%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

The Hartford International Growth Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,026.00	$6.72	$1,000.00	$1,018.50	$6.70	1.32%	184	366
Class B	$1,000.00	$1,021.80	$10.52	$1,000.00	$1,014.73	$10.48	2.07%	184	366
Class C	$1,000.00	$1,021.80	$10.52	$1,000.00	$1,014.73	$10.48	2.07%	184	366
Class I	$1,000.00	$1,027.90	$5.20	$1,000.00	$1,020.01	$5.18	1.02%	184	366
Class R3	$1,000.00	$1,024.10	$8.24	$1,000.00	$1,016.99	$8.21	1.62%	184	366
Class R4	$1,000.00	$1,026.20	$6.72	$1,000.00	$1,018.50	$6.70	1.32%	184	366
Class R5	$1,000.00	$1,026.80	$5.20	$1,000.00	$1,020.01	$5.18	1.02%	184	366
Class Y	$1,000.00	$1,028.30	$4.95	$1,000.00	$1,020.26	$4.93	0.97%	184	366

The Hartford International Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,008.40	$5.96	$1,000.00	$1,019.20	$5.99	1.18%	184	366
Class B	$1,000.00	$1,003.90	$10.17	$1,000.00	$1,014.98	$10.23	2.02%	184	366
Class C	$1,000.00	$1,004.80	$9.68	$1,000.00	$1,015.48	$9.73	1.92%	184	366
Class I	$1,000.00	$1,010.60	$4.50	$1,000.00	$1,020.66	$4.52	0.89%	184	366
Class R3	$1,000.00	$1,007.60	$7.27	$1,000.00	$1,017.90	$7.30	1.44%	184	366
Class R4	$1,000.00	$1,008.80	$5.71	$1,000.00	$1,019.46	$5.74	1.13%	184	366
Class R5	$1,000.00	$1,010.10	$4.19	$1,000.00	$1,020.96	$4.22	0.83%	184	366
Class R6	$1,000.00	$1,010.70	$3.74	$1,000.00	$1,021.42	$3.76	0.74%	184	366
Class Y	$1,000.00	$1,010.70	$3.69	$1,000.00	$1,021.47	$3.71	0.73%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

41

International/Global Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford International Small Company Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$981.20	$7.32	$1,000.00	$1,017.75	$7.46	1.47%	184	366
Class B	$1,000.00	$977.60	$11.28	$1,000.00	$1,013.73	$11.49	2.27%	184	366
Class C	$1,000.00	$977.80	$10.94	$1,000.00	$1,014.08	$11.14	2.20%	184	366
Class I	$1,000.00	$983.30	$5.48	$1,000.00	$1,019.61	$5.58	1.10%	184	366
Class R3	$1,000.00	$980.70	$8.17	$1,000.00	$1,016.89	$8.31	1.64%	184	366
Class R4	$1,000.00	$982.20	$6.68	$1,000.00	$1,018.40	$6.80	1.34%	184	366
Class R5	$1,000.00	$983.00	$5.23	$1,000.00	$1,019.86	$5.33	1.05%	184	366
Class Y	$1,000.00	$984.40	$4.89	$1,000.00	$1,020.21	$4.98	0.98%	184	366

The Hartford International Value Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,086.80	$6.92	$1,000.00	$1,018.50	$6.70	1.32%	184	366
Class C	$1,000.00	$1,082.70	$10.31	$1,000.00	$1,015.23	$9.98	1.97%	184	366
Class I	$1,000.00	$1,088.90	$5.09	$1,000.00	$1,020.26	$4.93	0.97%	184	366
Class R3	$1,000.00	$1,084.50	$8.38	$1,000.00	$1,017.09	$8.11	1.60%	184	366
Class R4	$1,000.00	$1,087.00	$6.77	$1,000.00	$1,018.65	$6.55	1.29%	184	366
Class R5	$1,000.00	$1,088.60	$5.25	$1,000.00	$1,020.11	$5.08	1.00%	184	366
Class Y	$1,000.00	$1,089.40	$4.62	$1,000.00	$1,020.71	$4.47	0.88%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

42

Hartford Emerging Markets Equity Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9%
	Brazil - 8.3%
173,500	Banco Bradesco S.A. (Preference Shares)	$1,817,619
19,740	Banco do Brasil S.A.	181,136
63,009	Banco Santander Brasil S.A. ADR	515,414
84,463	BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros	497,464
33,700	Cia de Saneamento Basico do Estado de Sao Paulo	355,793
13,947	Cia Paranaense de Energia ADR	159,135
24,059	Cosan Ltd. Class A	214,125
16,100	Equatorial Energia S.A.	287,197
47,200	Gerdau S.A. (Preference Shares)	162,953
35,981	Hypermarcas S.A.	301,645
82,021	Kroton Educacional S.A.	408,563
7,197	M Dias Branco S.A.	307,338
53,104	MRV Engenharia e Participacoes S.A.	205,628
27,281	Qualicorp S.A.	175,549
14,416	Raia Drogasil S.A.	320,024
35,192	Smiles S.A.	642,320
11,200	Telefonica Brasil S.A. (Preference Shares)	162,035

		6,713,938

	Chile - 0.4%
54,359	Cencosud S.A.	177,210
29,000	Enersis Chile S.A.	144,130

		321,340

	China - 21.2%
496,042	Agile Group Holdings Ltd.	274,972
1,522,520	Agricultural Bank of China Ltd. Class H	640,480
17,933	Alibaba Group Holding Ltd. ADR*	1,823,607
102,756	Anhui Conch Cement Co., Ltd. Class H	284,009
1,445,019	Bank of China Ltd. Class H	647,540
1,287,568	Bank of Communications Co., Ltd. Class H	978,646
44,911	BYD Co., Ltd. Class H*	295,665
428,332	China Cinda Asset Management Co., Ltd. Class H	153,879
3,187,025	China Construction Bank Corp. Class H	2,327,315
171,486	China Shenhua Energy Co., Ltd. Class H	355,528
1,223,781	China Telecom Corp. Ltd. Class H	630,936
262,500	Chongqing Rural Commercial Bank Co., Ltd. Class H	157,097
627,522	Dongfeng Motor Group Co., Ltd. Class H	654,052
315,000	Geely Automobile Holdings Ltd.	324,120
248,650	Great Wall Motor Co., Ltd. Class H	242,669
171,101	Guangzhou Automobile Group Co., Ltd. Class H	206,624
169,200	Guangzhou R&F Properties Co., Ltd. Class H	238,459
1,640,787	Industrial & Commercial Bank of China Ltd. Class H	984,865
345,943	KWG Property Holding Ltd.	200,172
112,500	Longfor Properties Co., Ltd.	149,319
6,129	NetEase, Inc. ADR	1,575,092
1,106,179	People’s Insurance Co. Group of China Ltd. Class H	439,519
96,107	PICC Property & Casualty Co., Ltd. Class H	155,127
60,276	Shanghai Pharmaceuticals Holding Co., Ltd. Class H	155,109
543,003	Sinopec Shanghai Petrochemical Co., Ltd. Class H	276,797
67,349	Sinopharm Group Co., Ltd. Class H	327,047
77,019	Tencent Holdings Ltd.	2,041,182
81,378	TravelSky Technology Ltd. Class H	173,625
7,332	Weibo Corp. ADR*	337,345

		17,050,797

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Greece - 0.2%
15,238	Motor Oil Hellas Corinth Refineries S.A.	$182,460

	Hong Kong - 4.3%
737,768	Belle International Holdings Ltd.	445,525
140,489	China Everbright Ltd.	274,734
157,758	China High Speed Transmission Equipment Group Co., Ltd.	163,516
102,484	China Mobile Ltd.	1,174,097
62,000	China Resources Land Ltd.	153,979
249,059	China Resources Power Holdings Co., Ltd.	421,996
461,321	Ju Teng International Holdings Ltd.	146,148
405,903	Nine Dragons Paper Holdings Ltd.	330,004
346,296	Shenzhen Investment Ltd.	150,937
171,750	Shimao Property Holdings Ltd.	229,094

		3,490,030

	India - 9.4%
125,492	Apollo Tyres Ltd.	378,907
123,111	Bharat Petroleum Corp. Ltd.	1,236,042
3,809	Ceat Ltd.	69,329
42,713	Chennai Petroleum Corp. Ltd.	181,393
51,476	Dewan Housing Finance Corp. Ltd.	254,303
36,683	Escorts Ltd.	206,574
13,732	HCL Technologies Ltd.	157,924
98,397	Hindustan Petroleum Corp. Ltd.	689,700
178,806	Housing Development & Infrastructure Ltd.*	221,612
122,087	Indiabulls Real Estate Ltd.*	159,159
42,625	Oil & Natural Gas Corp. Ltd.	184,266
369,340	Power Finance Corp. Ltd.	689,669
340,914	Rural Electrification Corp. Ltd.	688,990
6,939	SRF Ltd.	189,900
85,564	Sun TV Network Ltd.	704,105
56,993	Tata Motors Ltd.	454,609
160,929	Vedanta Ltd.	489,933
32,365	Voltas Ltd.	187,348
43,615	Wipro Ltd. ADR	421,757

		7,565,520

	Indonesia - 3.3%
1,920,339	Adaro Energy Tbk PT	233,131
1,400,998	Bank Negara Indonesia Persero Tbk PT	598,104
45,500	Gudang Garam Tbk PT	236,737
4,820,539	Telekomunikasi Indonesia Persero Tbk PT	1,556,425

		2,624,397

	Malaysia - 2.9%
319,499	AirAsia Bhd	210,939
463,355	MISC Bhd	830,615
382,558	Tenaga Nasional Bhd	1,307,719

		2,349,273

	Malta - 0.6%
69,967	Brait SE*	464,373

	Mexico - 3.0%
382,323	Alfa S.A.B. de C.V. Class A	580,129
27,894	Coca-Cola Femsa S.A.B. de C.V. Series L	209,445
8,602	Controladora Vuela Cia de Aviacion S.A.B. de C.V. ADR*	164,384
248,932	Kimberly-Clark de Mexico S.A.B. de C.V. Class A	536,427
445,666	Wal-Mart de Mexico S.A.B. de C.V.	942,687

		2,433,072

The accompanying notes are an integral part of these financial statements.

43

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Netherlands - 0.3%
48,985	Steinhoff International Holdings N.V.	$264,258

	Poland - 0.7%
28,317	Polski Koncern Naftowy Orlen S.A.	561,026

	Qatar - 0.2%
12,906	Barwa Real Estate Co.	113,049

	Russia - 4.2%
249,358	Gazprom PJSC ADR	1,075,201
28,653	Lukoil PJSC ADR	1,393,748
69,228	Rosneft PJSC GDR	376,473
58,684	Sberbank of Russia PJSC ADR	555,808

		3,401,230

	South Africa - 7.3%
24,997	African Rainbow Minerals Ltd.	181,111
10,901	AngloGold Ashanti Ltd. ADR*	149,780
14,824	Barclays Africa Group Ltd.	172,025
43,777	Exxaro Resources Ltd.	322,670
63,224	Gold Fields Ltd. ADR	262,380
33,790	Harmony Gold Mining Co., Ltd.	104,899
53,464	Kumba Iron Ore Ltd.*	544,460
22,282	Liberty Holdings Ltd.	191,608
4,774	Naspers Ltd. Class N	799,551
18,050	Nedbank Group Ltd.	295,461
19,403	Resilient REIT Ltd.	160,517
21,073	Shoprite Holdings Ltd.	310,983
55,672	SPAR Group Ltd.	788,605
94,943	Standard Bank Group Ltd.	1,007,847
57,264	Telkom S.A. SOC Ltd.	263,958
11,131	Tiger Brands Ltd.	316,971

		5,872,826

	South Korea - 16.9%
25,465	Hana Financial Group, Inc.	728,354
17,542	Hanwha Corp.	571,314
6,968	Hyundai Development Co-Engineering & Construction	294,660
2,390	Hyundai Mobis Co., Ltd.	570,035
34,551	Industrial Bank of Korea	397,720
25,257	KB Financial Group, Inc.	934,933
6,614	KB Insurance Co., Ltd.	167,151
18,829	Kia Motors Corp.	668,594
24,629	Korea Electric Power Corp.	1,065,466
5,461	KT&G Corp.	538,619
2,936	LG Corp.	157,006
1,309	Lotte Chemical Corp.	328,889
212	NAVER Corp.	158,611
5,783	Poongsan Corp.	175,728
3,394	POSCO	706,198
2,849	Samsung Electronics Co., Ltd.	4,075,005
15,604	Shinhan Financial Group Co., Ltd.	596,918
21,734	SK Hynix, Inc.	777,352
2,729	SK Innovation Co., Ltd.	359,230
34,131	Woori Bank	371,964

		13,643,747

	Taiwan - 10.7%
104,263	Accton Technology Corp.	166,494
996,636	AU Optronics Corp.	378,541
292,106	Cheng Shin Rubber Industry Co., Ltd.	594,310
416,571	China Life Insurance Co., Ltd.	383,980
316,352	Compal Electronics, Inc.	188,108

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Taiwan - 10.7% - (continued)
661,102	Hon Hai Precision Industry Co., Ltd.	$1,785,744
1,520,418	Innolux Corp.	511,815
240,787	Inventec Corp.	187,990
69,311	Kinsus Interconnect Technology Corp.	159,946
2,082	Largan Precision Co., Ltd.	245,624
125,072	Lite-On Technology Corp.	179,303
121,879	Micro-Star International Co., Ltd.	350,621
40,556	Realtek Semiconductor Corp.	137,368
9,895	Silicon Motion Technology Corp. ADR	401,836
6,645	St Shine Optical Co., Ltd.	139,652
473,131	Taiwan Semiconductor Manufacturing Co., Ltd.	2,839,425

		8,650,757

	Thailand - 1.6%
188,585	Charoen Pokphand Foods plc	169,739
718,700	Krung Thai Bank PCL	353,215
43,663	PTT PCL	431,671
273,794	Thai Union Group PCL Class F	169,764
143,924	Thanachart Capital PCL	162,440

		1,286,829

	Turkey - 1.2%
58,446	Akbank TAS	156,411
358,825	Turkiye Is Bankasi	582,649
118,626	Turkiye Vakiflar Bankasi TAO	175,827

		914,887

	United Arab Emirates - 1.2%
213,087	Aldar Properties PJSC	152,541
632,968	DAMAC Properties Dubai Co. PJSC	378,012
89,210	Emirates Telecommunications Group Co. PJSC	457,692

		988,245

	Total Common Stocks (cost $71,941,874)	$78,892,054

PREFERRED STOCKS - 0.5%
	Brazil - 0.5%
134,900	Itausa - Investimentos - Itau S.A.*	$398,952

	Total Preferred Stocks (cost $328,932)	$398,952

WARRANTS - 0.0%
	Thailand - 0.0%
1	Jasmine International PCL, Expires 7/5/20*	$—

	Total Warrants (cost $ - )	$—

	Total Long-Term Investments (cost $72,270,806)	$79,291,006

The accompanying notes are an integral part of these financial statements.

44

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.5%
	Other Investment Pools & Funds - 1.5%
1,227,100	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class	$1,227,100

	Total Short-Term Investments (cost $1,227,100)	$1,227,100

Total Investments (cost $73,497,906)^	99.9%	$80,518,106
Other Assets and Liabilities	0.1%	111,075

Total Net Assets	100.0%	$80,629,181

The accompanying notes are an integral part of these financial statements.

45

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $74,136,538 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$9,853,115
Unrealized Depreciation	(3,471,547)

Net Unrealized Appreciation	$6,381,568

*	Non-income producing.

Futures Contracts Outstanding at October 31, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Emerging Market (mini MSCI) Index Future	17	12/16/2016	$775,764	$767,975	$(7,789)

Total futures contracts					$(7,789)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
MSCI	Morgan Stanley Capital International

Other Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

46

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Brazil	$6,713,938	$6,713,938	$—	$—
Chile	321,340	321,340	—	—
China	17,050,797	3,736,044	13,314,753	—
Greece	182,460	—	182,460	—
Hong Kong	3,490,030	—	3,490,030	—
India	7,565,520	421,757	7,143,763	—
Indonesia	2,624,397	—	2,624,397	—
Malaysia	2,349,273	2,138,334	210,939	—
Malta	464,373	—	464,373	—
Mexico	2,433,072	2,433,072	—	—
Netherlands	264,258	—	264,258	—
Poland	561,026	—	561,026	—
Qatar	113,049	—	113,049	—
Russia	3,401,230	—	3,401,230	—
South Africa	5,872,826	1,392,373	4,480,453	—
South Korea	13,643,747	—	13,643,747	—
Taiwan	8,650,757	401,836	8,248,921	—
Thailand	1,286,829	1,286,829	—	—
Turkey	914,887	—	914,887	—
United Arab Emirates	988,245	—	988,245	—
Preferred Stocks	398,952	398,952	—	—
Warrants	—	—	—	—
Short-Term Investments	1,227,100	1,227,100	—	—

Total	$80,518,106	$20,471,575	$60,046,531	$—

Liabilities
Futures Contracts(2)	$(7,789)	$(7,789)	$—	$—

Total	$(7,789)	$(7,789)	$—	$—

(1)	For the year ended October 31, 2016, investments valued at $1,788,628 were transferred from Level 1 to Level 2 due to the application of a systematic fair valuation model factor, and investments valued at $2,292,163 were transferred from Level 2 to Level 1 due to the discontinuation of a systematic fair valuation model factor.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

47

Hartford Environmental Opportunities Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.6%
	Austria - 4.0%
4,288	Mayr Melnhof Karton AG	$474,956
42,102	Zumtobel Group AG	738,530

		1,213,486

	Brazil - 1.0%
64,400	Cia Energetica de Sao Paulo Class B, (Preference Shares)	299,202

	Canada - 2.1%
43,900	Boralex, Inc. Class A	629,714

	China - 2.5%
632,647	China Longyuan Power Group Corp. Ltd. Class H	482,360
56,000	ENN Energy Holdings Ltd.	263,274

		745,634

	Denmark - 2.7%
9,927	Vestas Wind Systems A/S	795,310

	France - 5.3%
15,956	Cie de Saint-Gobain	708,497
30,671	Rexel S.A.	425,383
28,531	Suez Environnement Co.	451,921

		1,585,801

	Germany - 2.9%
535	Innogy SE*(1)	21,245
7,527	Siemens AG	855,198

		876,443

	Hong Kong - 1.1%
68,000	Beijing Enterprises Holdings Ltd.	339,853

	Ireland - 0.2%
1,598	Adient plc*	72,725

	Japan - 9.8%
4,610	Daikin Industries Ltd.	441,775
37,000	Fujitsu General Ltd.	849,028
118,000	IHI Corp.*	310,424
12,800	Kyudenko Corp.	412,374
13,650	Park24 Co., Ltd.	421,768
32,500	Sekisui Chemical Co., Ltd.	511,832

		2,947,201

	Norway - 1.8%
49,476	Tomra Systems ASA	537,136

	Spain - 6.1%
110,680	EDP Renovaveis S.A.	836,116
99,994	Iberdrola S.A.	680,504
14,432	Red Electrica Corp. S.A.	300,654

		1,817,274

	Sweden - 2.0%
25,046	Electrolux AB Series B	592,797

	Switzerland - 2.2%
31,395	ABB Ltd.*	647,692

	United Kingdom - 1.6%
7,155	Delphi Automotive plc	465,576

	United States - 47.3%
61,221	Advanced Emissions Solutions, Inc.*	497,114
10,939	American Water Works Co., Inc.	809,924
16,211	Applied Materials, Inc.	471,416
13,163	AquaVenture Holdings Ltd.*	279,450
23,520	Avangrid, Inc.	926,923

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.6% - (continued)
	United States - 47.3% - (continued)
9,870	Eaton Corp. plc	$629,410
5,878	Edison International	431,915
11,323	First Solar, Inc.*	458,468
35,887	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	820,377
5,219	Hubbell, Inc. Class B	545,490
5,358	Illinois Tool Works, Inc.	608,508
12,033	Itron, Inc.*	648,579
15,980	Johnson Controls International plc	644,314
64,522	Mueller Water Products, Inc. Class A	794,911
6,623	NextEra Energy, Inc.	847,744
12,602	Owens Corning	614,726
14,912	Pattern Energy Group, Inc.	333,283
8,558	Pentair plc	471,803
5,354	Rogers Corp.*	291,418
8,769	Sempra Energy	939,160
11,991	Waste Management, Inc.	787,329
7,754	Watts Water Technologies, Inc. Class A	465,240
17,773	Xylem, Inc.	858,969

		14,176,471

	Total Common Stocks (cost $24,776,632)	$27,742,315

	Total Long-Term Investments (cost $24,776,632)	$27,742,315

SHORT-TERM INVESTMENTS - 6.4%
	Other Investment Pools & Funds - 6.4%
1,901,466	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class	$1,901,466

	Total Short-Term Investments (cost $1,901,466)	$1,901,466

Total Investments (cost $26,678,098)^	99.0%	$29,643,781
Other Assets and Liabilities	1.0%	313,284

Total Net Assets	100.0%	$29,957,065

The accompanying notes are an integral part of these financial statements.

48

Hartford Environmental Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $26,643,165 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,552,072
Unrealized Depreciation	(551,456)

Net Unrealized Appreciation	$3,000,616

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At October 31, 2016, the aggregate value of this security was $21,245, which represents 0.1% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

49

Hartford Environmental Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Austria	$1,213,486	$—	$1,213,486	$—
Brazil	299,202	299,202	—	—
Canada	629,714	629,714	—	—
China	745,634	—	745,634	—
Denmark	795,310	—	795,310	—
France	1,585,801	—	1,585,801	—
Germany	876,443	21,245	855,198	—
Hong Kong	339,853	—	339,853	—
Ireland	72,725	72,725	—	—
Japan	2,947,201	—	2,947,201	—
Norway	537,136	—	537,136	—
Spain	1,817,274	—	1,817,274	—
Sweden	592,797	—	592,797	—
Switzerland	647,692	—	647,692	—
United Kingdom	465,576	465,576	—	—
United States	14,176,471	14,176,471	—	—
Short-Term Investments	1,901,466	1,901,466	—	—

Total	$29,643,781	$17,566,399	$12,077,382	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

50

Hartford Global Capital Appreciation Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5%
	Automobiles & Components - 2.3%
1,881,518	Chongqing Changan Automobile Co., Ltd. Class B	$2,868,791
128,988	Delphi Automotive plc	8,393,249
145,300	Goodyear Tire & Rubber Co.	4,218,059
55,770	Magna International, Inc.	2,289,759
59,600	Mazda Motor Corp.	988,393
198,100	Toyo Tire & Rubber Co., Ltd.	3,072,603
94,000	Tung Thih Electronic Co., Ltd.	1,371,487

		23,202,341

	Banks - 7.3%
386,218	Banco Santander S.A.	1,892,478
1,340,000	Bank Central Asia Tbk PT	1,593,186
340,567	Bank of America Corp.	5,619,355
6,267,142	Bank of Ireland*	1,341,498
33,569	Bank of Nova Scotia	1,804,669
49,127	Bank of NT Butterfield & Son Ltd.*	1,242,913
33,969	BNP Paribas S.A.	1,969,633
429,090	CaixaBank S.A.	1,294,731
2,242,000	China Construction Bank Corp. Class H	1,637,213
132,703	Citigroup, Inc.	6,522,352
52,979	Citizens Financial Group, Inc.	1,395,467
1,400,142	Eurobank Ergasias S.A.*	826,925
640,147	FinecoBank Banca Fineco S.p.A.	3,740,991
454,988	Genworth Mortgage Insurance Australia Ltd.	1,057,596
425,724	ICICI Bank Ltd.	1,770,772
665,930	ICICI Bank Ltd. ADR	5,520,560
120,028	ING Groep N.V.	1,575,609
640,218	Itau Unibanco Holding S.A. ADR	7,637,797
115,153	JP Morgan Chase & Co.	7,975,497
149,263	LIC Housing Finance Ltd.	1,316,466
11,861	M&T Bank Corp.	1,455,701
353,200	Mitsubishi UFJ Financial Group, Inc.	1,822,444
193,176	Nordea Bank AB	2,030,111
59,386	PNC Financial Services Group, Inc.	5,677,302
684,100	Sberbank of Russia PJSC ADR	6,479,241

		75,200,507

	Capital Goods - 6.1%
53,020	AerCap Holdings N.V.*	2,179,652
43,517	Airbus Group SE	2,584,034
56,359	Alstom S.A.*	1,514,461
54,705	Atlas Copco AB Class A	1,602,587
590,683	Balfour Beatty plc	1,958,413
346,500	Beijing Enterprises Holdings Ltd.	1,731,748
17,715	Caterpillar, Inc.	1,478,494
53,761	Cie de Saint-Gobain	2,387,159
917,993	Cobham plc	1,601,667
133,700	Denyo Co., Ltd.	1,659,256
45,443	Eaton Corp. plc	2,897,900
113,789	Ellaktor S.A.*	154,659
47,032	Fortive Corp.	2,400,984
18,340	General Dynamics Corp.	2,764,572
144,400	Hino Motors Ltd.	1,573,989
45,298	Honeywell International, Inc.	4,968,285
551,430	IHI Corp.*	1,450,655
28,583	Legrand S.A.	1,614,849
75,894	Leonardo-Finmeccanica S.p.A.*	924,119
13,498	Lockheed Martin Corp.	3,325,637
22,949	Middleby Corp.*	2,572,812
444,510	Mitsubishi Heavy Industries Ltd.	1,901,554

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5% - (continued)
	Capital Goods - 6.1% - (continued)
16,160	Owens Corning	$788,285
289,226	QinetiQ Group plc	814,502
16,843	Rheinmetall AG	1,169,205
463,320	Sanwa Holdings Corp.	4,614,360
48,434	Schneider Electric SE	3,257,190
37,113	Siemens AG	4,216,680
23,764	United Technologies Corp.	2,428,681

		62,536,389

	Commercial & Professional Services - 1.5%
134,400	Atento S.A.*	1,209,600
171,620	Experian plc	3,299,315
136,193	IHS Markit Ltd.*	5,010,541
2,210	Klarna Holding AB(1)(2)(3)	235,599
26,620	Nielsen Holdings plc	1,198,432
110,995	Nippon Kanzai Co., Ltd.	1,618,505
3,300,611	Spotless Group Holdings Ltd.	2,503,837

		15,075,829

	Consumer Durables & Apparel - 2.3%
46,584	Brunello Cucinelli S.p.A.	922,522
1,346,307	Cairn Homes plc*	1,741,810
249,238	Crocs, Inc.*	1,916,640
10,765,240	Global Brands Group Holding Ltd.*	1,219,333
130,841	NIKE, Inc. Class B	6,565,602
39,427	Pandora A/S	5,127,698
75,557	Persimmon plc	1,564,018
14,571	Ralph Lauren Corp.	1,429,415
501,380	Samsonite International S.A.	1,576,369
20,394	VF Corp.	1,105,559

		23,168,966

	Consumer Services - 3.3%
9,975	Chipotle Mexican Grill, Inc.*	3,598,581
158,280	Compass Group plc	2,863,962
2,343,435	Genting Singapore plc	1,254,011
110,595	Hilton Worldwide Holdings, Inc.	2,499,447
38,800	HIS Co., Ltd.	1,058,964
967,866	Kroton Educacional S.A.	4,821,137
741,789	Ladbrokes plc	1,211,087
110,550	Las Vegas Sands Corp.	6,398,634
1,070,730	Mandarin Oriental International Ltd.	1,495,333
33,204	McDonald’s Corp.	3,737,774
122,273	OPAP S.A.	1,042,873
6,478	Panera Bread Co. Class A*	1,235,743
538,370	Sands China Ltd.	2,336,394

		33,553,940

	Diversified Financials - 2.8%
85,125	Amundi S.A.(1)	4,174,491
477,208	Anima Holding S.p.A.(1)	2,324,841
155,453	Banca Generali S.p.A.	3,456,746
3,651	BlackRock, Inc.	1,245,867
389,600	BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros	2,294,637
243,831	Cerved Information Solutions S.p.A.	1,962,581
231,065	Ichiyoshi Securities Co., Ltd.	1,732,519
14,847	Intercontinental Exchange, Inc.	4,014,480
81,500	OneMain Holdings, Inc.*	2,309,710
52,608	Raymond James Financial, Inc.	3,162,793
103,440	UBS Group AG	1,462,399

The accompanying notes are an integral part of these financial statements.

51

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5% - (continued)
	Diversified Financials - 2.8% - (continued)
85,005	WisdomTree Investments, Inc.	$729,343

		28,870,407

	Energy - 6.2%
106,469	Anadarko Petroleum Corp.	6,328,517
72,811	Baker Hughes, Inc.	4,033,729
50,450	Cabot Oil & Gas Corp.	1,053,396
71,760	Canadian Natural Resources Ltd.	2,275,510
27,216	Chevron Corp.	2,850,876
171,884	Cobalt International Energy, Inc.*	162,276
3,570	Concho Resources, Inc.*	453,176
27,723	Diamondback Energy, Inc.*	2,530,833
96,698	Eni S.p.A.	1,403,306
78,109	Halliburton Co.	3,593,014
21,564	Helmerich & Payne, Inc.	1,360,904
18,215	Hess Corp.	873,774
5,439,000	Hilong Holding Ltd.	1,297,580
92,825	Imperial Oil Ltd.	3,010,428
164,888	Kinder Morgan, Inc.	3,368,662
205,983	Marathon Oil Corp.	2,714,856
52,194	Newfield Exploration Co.*	2,118,554
40,291	Petroleo Brasileiro S.A. ADR*	470,196
42,040	Pioneer Natural Resources Co.	7,526,001
200,627	Repsol S.A.	2,801,252
785,801	Rosneft PJSC GDR	4,273,313
87,418	Royal Dutch Shell plc Class B	2,254,729
20,347	Schlumberger Ltd.	1,591,746
91,979	Southwestern Energy Co.*	955,662
39,070	Total S.A.	1,871,644
7,700	TransCanada Corp.	348,575
225,572	Trican Well Service Ltd.*	484,342
166,668	WPX Energy, Inc.*	1,810,014

		63,816,865

	Food & Staples Retailing - 1.2%
14,200	Alimentation Couche-Tard, Inc. Class B	713,335
38,440	Costco Wholesale Corp.	5,684,122
52,610	Seven & I Holdings Co., Ltd.	2,195,905
39,193	Walgreens Boots Alliance, Inc.	3,242,437

		11,835,799

	Food, Beverage & Tobacco - 4.4%
9,993	Anheuser-Busch InBev N.V.	1,146,894
143,673	British American Tobacco plc	8,234,321
636,103	C&C Group plc	2,443,988
2,184	CJ CheilJedang Corp.	666,286
132,806	Coca-Cola Co.	5,630,974
73,027	Coca-Cola HBC AG*	1,575,916
150,826	Diageo plc	4,014,466
65,000	Heineken Malaysia Bhd	266,125
35,348	Heineken N.V.	2,911,551
85,324	Mondelez International, Inc. Class A	3,834,461
17,247	Monster Beverage Corp.*	2,489,432
51,588	Nestle S.A.	3,740,845
107,150	Nomad Foods Ltd.*	1,316,873
28,024	PepsiCo, Inc.	3,004,173
13,100	Philip Morris International, Inc.	1,263,364
611,609	Vina Concha y Toro S.A.	1,067,380
676,289	Yantai Changyu Pioneer Wine Co., Ltd. Class B	1,861,362

		45,468,411

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5% - (continued)
	Health Care Equipment & Services - 3.8%
12,734	ABIOMED, Inc.*	$1,336,943
93,100	Acadia Healthcare Co., Inc.*	3,347,876
27,937	Align Technology, Inc.*	2,400,347
16,572	athenahealth, Inc.*	1,712,219
9,733	Boston Scientific Corp.*	214,126
40,650	Cardinal Health, Inc.	2,792,249
39,244	DexCom, Inc.*	3,070,451
29,443	Edwards Lifesciences Corp.*	2,803,562
77,805	Envision Healthcare Holdings, Inc.*	1,538,983
17,183	Essilor International S.A.	1,930,913
53,446	HCA Holdings, Inc.*	4,090,222
18,913	McKesson Corp.	2,405,166
48,085	Medtronic plc	3,943,932
2,512,000	Shandong Weigao Group Medical Polymer Co., Ltd. Class H	1,635,428
38,756	UnitedHealth Group, Inc.	5,477,385

		38,699,802

	Household & Personal Products - 2.9%
26,491	Beiersdorf AG	2,335,437
109,763	Colgate-Palmolive Co.	7,832,688
207,704	Coty, Inc. Class A*	4,775,115
30,332	Estee Lauder Cos., Inc. Class A	2,642,827
45,600	Hypermarcas S.A.	382,286
3,024	LG Household & Health Care Ltd.	2,163,182
24,249	Procter & Gamble Co.	2,104,813
40,511	Reckitt Benckiser Group plc	3,624,135
96,745	Unilever N.V.	4,045,876

		29,906,359

	Insurance - 3.5%
86,766	American International Group, Inc.	5,353,462
102,174	Assicurazioni Generali S.p.A.	1,319,817
31,305	Chubb Ltd.	3,975,735
215,950	Delta Lloyd N.V.	1,304,626
23,377	Marsh & McLennan Cos., Inc.	1,481,868
132,630	MetLife, Inc.	6,228,305
41,780	MS&AD Insurance Group Holdings, Inc.	1,240,315
27,729	Principal Financial Group, Inc.	1,514,003
46,200	Prudential Financial, Inc.	3,917,298
143,893	QBE Insurance Group Ltd.	1,090,203
68,700	T&D Holdings, Inc.	830,779
60,530	Tokio Marine Holdings, Inc.	2,387,506
38,484	Unum Group	1,362,334
13,519	Zurich Insurance Group AG*	3,538,686

		35,544,937

	Materials - 5.3%
18,700	Agrium, Inc.	1,717,034
14,528	Akzo Nobel N.V.	938,669
192,385	Anglo American plc*	2,670,151
40,822	BHP Billiton Ltd. ADR	1,429,586
30,276	BRAAS Monier Building Group S.A.	872,532
36,994	Celanese Corp. Series A	2,697,603
28,900	Centerra Gold, Inc.	146,084
59,700	CF Industries Holdings, Inc.	1,433,397
81,129	Constellium N.V. Class A*	425,927
147,491	CRH plc	4,772,759
28,300	Dow Chemical Co.	1,522,823
7,945	Franco-Nevada Corp.	520,080
2,089,031	Glencore plc*	6,394,745

The accompanying notes are an integral part of these financial statements.

52

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5% - (continued)
	Materials - 5.3% - (continued)
95,999	International Paper Co.	$4,322,835
79,900	Klondex Mines Ltd.*	440,215
143,866	LafargeHolcim Ltd.*	7,673,915
103,600	Methanex Corp.	3,765,377
207,765	Platform Specialty Products Corp.*	1,514,607
26,874	Praxair, Inc.	3,145,870
31,877	Reliance Steel & Aluminum Co.	2,192,500
29,861	Rio Tinto plc ADR	1,040,656
70,208	Smurfit Kappa Group plc	1,538,334
398,350	Sumitomo Osaka Cement Co., Ltd.	1,649,853
507,260	Taiheiyo Cement Corp.	1,452,743

		54,278,295

	Media - 2.0%
29,374	DISH Network Corp. Class A*	1,720,141
87,800	Nippon Television Holdings, Inc.	1,556,050
503,839	SES S.A.	11,591,371
535,326	Sky plc	5,351,786

		20,219,348

	Pharmaceuticals, Biotechnology & Life Sciences - 9.0%
38,051	Alder Biopharmaceuticals, Inc.*	922,737
40,555	Allergan plc*	8,473,562
122,887	AstraZeneca plc	6,881,068
136,895	AstraZeneca plc ADR	3,876,866
5,277	Biogen, Inc.*	1,478,510
300,617	Bristol-Myers Squibb Co.	15,304,411
27,500	Celgene Corp.*	2,809,950
71,000	Eisai Co., Ltd.	4,524,666
138,200	Hikma Pharmaceuticals plc	2,964,158
34,248	Johnson & Johnson	3,972,425
137,651	Merck & Co., Inc.	8,082,867
140,931	Mylan N.V.*	5,143,981
33,503	Novartis AG	2,377,627
245,650	Ono Pharmaceutical Co., Ltd.	6,228,128
9,281	Regeneron Pharmaceuticals, Inc.*	3,202,131
22,288	Roche Holding AG	5,119,142
1,873	Samsung Biologics Co., Ltd.*	222,616
14,220	TESARO, Inc.*	1,718,914
35,840	Teva Pharmaceutical Industries Ltd. ADR	1,531,802
29,100	Thermo Fisher Scientific, Inc.	4,278,573
46,508	UCB S.A.	3,147,270

		92,261,404

	Real Estate - 3.8%
53,579	American Tower Corp. REIT	6,278,923
1,268,590	BR Malls Participacoes S.A.*	5,079,129
89,510	Castellum AB	1,212,859
51,451	Columbia Property Trust, Inc. REIT	1,084,587
878,030	Corp. Inmobiliaria Vesta S.A.B. de C.V.	1,327,195
8,600	Daito Trust Construction Co., Ltd.	1,441,177
94,700	Daiwa House Industry Co., Ltd.	2,599,189
156,609	Grivalia Properties REIC A.E. REIT	1,206,587
881,587	Hibernia plc REIT	1,258,785
113,934	Host Hotels & Resorts, Inc. REIT	1,763,698
19,352	ICADE REIT	1,389,722
143,000	LaSalle Hotel Properties REIT	3,396,250
1,608,841	New South Resources Ltd.*	1,770,790
333,080	Oberoi Realty Ltd.	1,796,215
9,765	Public Storage REIT	2,086,976
78,805	Sumitomo Real Estate Sales Co., Ltd. REIT	1,781,132
121,830	VEREIT, Inc. REIT	1,145,202

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5% - (continued)
	Real Estate - 3.8% - (continued)
61,802	Vonovia SE	$2,178,822
4,081	WeWork Companies, Inc. Class A, REIT*(1)(2)(3)	204,835

		39,002,073

	Retailing - 3.2%
20,296	Advance Auto Parts, Inc.	2,843,064
727,000	Allstar Co.*(1)(2)(3)	727,000
4,555	Amazon.com, Inc.*	3,597,630
22,907	Expedia, Inc.	2,960,272
5,968	Honest Co.*(1)(2)(3)	223,860
5,907	JAND, Inc. Class A*(1)(2)(3)	50,977
13,541	L Brands, Inc.	977,525
24,024	Lowe’s Cos., Inc.	1,601,199
72,730	Netflix, Inc.*	9,081,795
2,047	Priceline Group, Inc.*	3,017,749
45,151	TJX Cos., Inc.	3,329,886
39,437	Tory Burch LLC*(1)(2)(3)	1,920,578
51,059	Wayfair, Inc. Class A*	1,701,796
27,881	Zalando SE*(1)	1,226,058

		33,259,389

	Semiconductors & Semiconductor Equipment - 2.6%
410,767	Globalwafers Co., Ltd.	1,012,431
201,820	Intel Corp.	7,037,463
42,406	Maxim Integrated Products, Inc.	1,680,550
148,837	Micron Technology, Inc.*	2,554,043
23,324	NXP Semiconductors N.V.*	2,332,400
57,253	QUALCOMM, Inc.	3,934,426
19,003	Silicon Motion Technology Corp. ADR	771,712
57,253	SK Hynix, Inc.	2,047,746
41,000	Skyworks Solutions, Inc.	3,154,540
65,800	Sumco Corp.	691,443
213,300	SunPower Corp.*	1,544,292

		26,761,046

	Software & Services - 10.2%
38,675	Accenture plc Class A	4,495,582
68,692	Alibaba Group Holding Ltd. ADR*	6,985,290
13,092	Alliance Data Systems Corp.*	2,676,921
3,103	Alphabet, Inc. Class A*	2,513,120
10,411	Alphabet, Inc. Class C*	8,167,846
35,131	Automatic Data Processing, Inc.	3,058,505
25,706	Baidu, Inc. ADR*	4,546,363
22,868	Capgemini S.A.	1,893,856
45,424	ChinaCache International Holdings Ltd. ADR*	152,625
76,600	Cognizant Technology Solutions Corp. Class A*	3,933,410
11,045	CoStar Group, Inc.*	2,066,740
56,400	Descartes Systems Group, Inc.*	1,175,263
45,335	Envestnet, Inc.*	1,602,592
44,088	Facebook, Inc. Class A*	5,775,087
32,560	Global Payments, Inc.	2,361,251
419,067	Just Eat plc*	2,878,703
206,653	Microsoft Corp.	12,382,648
61,640	Mobileye N.V.*	2,291,775
98,100	Nexon Co., Ltd.	1,669,955
6,019	Quotient Technology, Inc.*	63,801
26,764	Salesforce.com, Inc.*	2,011,582
60,451	ServiceNow, Inc.*	5,314,247
89,318	SS&C Technologies Holdings, Inc.	2,851,924
89,100	Tencent Holdings Ltd.	2,361,357
800	Ultimate Software Group, Inc.*	168,792
88,647	Verint Systems, Inc.*	3,191,292

The accompanying notes are an integral part of these financial statements.

53

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5% - (continued)
	Software & Services - 10.2% - (continued)
90,505	Visa, Inc. Class A	$7,467,568
42,388	Workday, Inc. Class A*	3,674,192
325,507	Yandex N.V. Class A*	6,409,233

		104,141,520

	Technology Hardware & Equipment - 3.1%
18,142	Apple, Inc.	2,059,843
60,681	ARRIS International plc*	1,685,718
467,000	Catcher Technology Co., Ltd.	3,655,652
136,025	Cisco Systems, Inc.	4,173,247
261,700	Flex Ltd.*	3,713,523
20,681	Motorola Solutions, Inc.	1,501,027
504,696	Nokia Oyj	2,253,245
81,975	ParkerVision, Inc.*	309,046
27,582	Pure Storage, Inc. Class A*	340,362
5,353	Samsung Electronics Co., Ltd.	7,656,546
36,023	Spectris plc	901,962
35,485	Western Digital Corp.	2,073,743
1,210,925	WPG Holdings Ltd.	1,417,458

		31,741,372

	Telecommunication Services - 2.2%
1,118,463	Bharti Infratel Ltd.	5,825,621
714,000	China Unicom Hong Kong Ltd.	838,245
180,408	Hellenic Telecommunications Organization S.A.	1,654,388
63,700	KDDI Corp.	1,936,044
37,789	Millicom International Cellular S.A.	1,660,327
99,800	Nippon Telegraph & Telephone Corp.	4,424,816
115,300	NTT DoCoMo, Inc.	2,895,642
1,021,351	Telecom Italia S.p.A.*	798,195
76,742	Telenor ASA	1,220,569
27,522	Verizon Communications, Inc.	1,323,808

		22,577,655

	Transportation - 2.3%
64,150	Canadian National Railway Co.	4,032,750
83,740	CSX Corp.	2,554,907
54,515	Deutsche Post AG	1,690,558
18,977	FedEx Corp.	3,308,071
37,638	Genesee & Wyoming, Inc. Class A*	2,557,126
56,200	Hitachi Transport System Ltd.	1,158,532
2,070,000	Jiangsu Expressway Co., Ltd. Class H	2,814,439
11,079	Kuehne + Nagel International AG	1,501,671
41,440	United Parcel Service, Inc. Class B	4,465,574

		24,083,628

	Utilities - 3.2%
569,848	Centrica plc	1,492,577
5,489,000	China Longyuan Power Group Corp. Ltd. Class H	4,185,079
445,863	E.ON SE	3,267,666
24,721	Edison International	1,816,499
427,000	ENN Energy Holdings Ltd.	2,007,463
100,148	Gas Natural SDG S.A.	1,971,344
983,265	Guangdong Investment Ltd.	1,482,499
1,152,000	Huadian Fuxin Energy Corp. Ltd. Class H	266,761
3,623,990	Huaneng Renewables Corp. Ltd. Class H	1,214,331
200,285	Iberdrola S.A.	1,363,029
285,700	Infraestructura Energetica Nova, S.A.B. de C.V.	1,262,153
329,496	National Grid plc	4,286,010
889,012	NTPC Ltd.	2,011,477
452,800	Power Assets Holdings Ltd.	4,249,840

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5% - (continued)
	Utilities - 3.2% - (continued)
100,006	RWE AG*	$1,591,014
12,620	UGI Corp.	584,180
1	Uniper SE*	13

		33,051,935

	Total Common Stocks (cost $972,106,935)	$968,258,217

CORPORATE BONDS - 0.0%
	Internet - 0.0%
$78,639	DraftKings, Inc. 5.00%, 12/23/2016(1)(2)(3)	$78,639

	Total Corporate Bonds (cost $78,639)	$78,639

EXCHANGE TRADED FUNDS - 0.8%
	Other Investment Pools & Funds - 0.8%
141,031	iShares MSCI ACWI ETF	$8,175,567

	Total Exchange Traded Funds (cost $8,232,204)	$8,175,567

PREFERRED STOCKS - 2.0%
	Capital Goods - 0.1%
198,151	Lithium Technology Corp.*(1)(2)(3)	$1,050,200

	Commercial & Professional Services - 0.0%
15,711	Rubicon Global Holdings LLC*(1)(2)(3)	313,591

	Consumer Durables & Apparel - 0.0%
46,766	One Kings Lane, Inc.*(1)(2)(3)	48,637

	Consumer Services - 0.1%
5,648	Airbnb, Inc. Series E*(1)(2)(3)	593,040
121,867	DraftKings, Inc.*(1)(2)(3)	233,985

		827,025

	Real Estate - 0.2%
123,147	Redfin Corp. Series G*(1)(2)(3)	477,810
20,282	WeWork Companies, Inc. Class D-1*(1)(2)(3)	1,017,999
15,935	WeWork Companies, Inc. Class D-2*(1)(2)(3)	799,814

		2,295,623

	Retailing - 0.1%
22,505	Forward Ventures, Inc.*(1)(2)(3)	986,169
13,190	JAND, Inc. Series D*(1)(2)(3)	113,830

		1,099,999

	Software & Services - 1.5%
75,898	Birst, Inc. Series F*(1)(2)(3)	403,777
14,984	Cloudera, Inc.*(1)(2)(3)	261,770
10,669	Dropbox, Inc. Series C*(1)(2)(3)	184,680
243,469	Essence Group Holdings Corp.*(1)(2)(3)	472,330
26,099	ForeScout Technologies, Inc.*(1)(2)(3)	317,364
5,988	General Assembly Space, Inc.*(1)(2)(3)	293,537
38,688	Lookout, Inc. Series F*(1)(2)(3)	306,796
51,890	MarkLogic Corp. Series F*(1)(2)(3)	533,948
46,333	Nutanix, Inc.*(1)(2)	1,041,193
249,735	Pinterest, Inc. Series G*(1)(2)(3)	1,518,389
14,093	Trade Desk, Inc. Series C*(1)(2)	327,261
168,432	Uber Technologies, Inc.*(1)(2)(3)	8,214,804

The accompanying notes are an integral part of these financial statements.

54

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 2.0% - (continued)
	Software & Services - 1.5% - (continued)
$28,813	Veracode, Inc.*(1)(2)(3)	$689,207
160,709	Zuora, Inc. Series F*(1)(2)(3)	652,479

		15,217,535

	Telecommunication Services - 0.0%
943	DocuSign, Inc. Series B*(1)(2)(3)	18,304
283	DocuSign, Inc. Series B-1*(1)(2)(3)	5,493
677	DocuSign, Inc. Series D*(1)(2)(3)	13,140
14,682	DocuSign, Inc. Series E*(1)(2)(3)	284,978

		321,915

	Total Preferred Stocks (cost $14,112,548)	$21,174,525

CONVERTIBLE PREFERRED STOCKS - 0.1%
	Retailing - 0.1%
13,926	Honest Co. Series C*(1)(2)(3)	$522,364

	Total Convertible Preferred Stocks (cost $376,800)	$522,364

	Total Long-Term Investments (cost $994,907,126)	$998,209,312

SHORT-TERM INVESTMENTS - 1.8%
	Other Investment Pools & Funds - 1.8%
18,378,430	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class	$18,378,430

	Total Short-Term Investments (cost $18,378,430)	$18,378,430

Total Investments (cost $1,013,285,556)^	99.2%	$1,016,587,742
Other Assets and Liabilities	0.8%	8,031,333

Total Net Assets	100.0%	$1,024,619,075

The accompanying notes are an integral part of these financial statements.

55

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $1,039,444,491 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$45,682,084
Unrealized Depreciation	(68,538,833)

Net Unrealized Depreciation	$(22,856,749)

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $32,863,767, which represents 3.2% of total net assets.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
07/2015	5,648	Airbnb, Inc. Series E Preferred	$525,797
08/2011	727,000	Allstar Co.	316,259
03/2015	75,898	Birst, Inc. Series F Preferred	443,313
02/2014	14,984	Cloudera, Inc. Preferred	218,167
02/2014	943	DocuSign, Inc. Series B Preferred	12,384
02/2014	283	DocuSign, Inc. Series B-1 Preferred	3,716
02/2014	677	DocuSign, Inc. Series D Preferred	8,891
02/2014	14,682	DocuSign, Inc. Series E Preferred	192,810
12/2015	78,639	DraftKings, Inc.	78,639
12/2014	121,867	DraftKings, Inc. Preferred	219,517
01/2014	10,669	Dropbox, Inc. Series C Preferred	203,791
05/2014	243,469	Essence Group Holdings Corp. Preferred	384,997
11/2015	26,099	ForeScout Technologies, Inc. Preferred	309,717
11/2014	22,505	Forward Ventures, Inc. Preferred	700,608
07/2015	5,988	General Assembly Space, Inc. Preferred	293,537
01/2015	5,968	Honest Co.	161,478
08/2014	13,926	Honest Co. Series C Convertible Preferred	376,800
04/2015	5,907	JAND, Inc. Class A	67,844
04/2015	13,190	JAND, Inc. Series D Preferred	151,491
08/2015	2,210	Klarna Holding AB	242,394
08/2014	198,151	Lithium Technology Corp. Preferred	965,788
07/2014	38,688	Lookout, Inc. Series F Preferred	441,937
04/2015	51,890	MarkLogic Corp. Series F Preferred	602,661
08/2014	46,333	Nutanix, Inc. Preferred	620,700
01/2014	46,766	One Kings Lane, Inc. Preferred	720,991
03/2015	249,735	Pinterest, Inc. Series G Preferred	1,792,870
12/2014	123,147	Redfin Corp. Series G Preferred	406,102
09/2015	15,711	Rubicon Global Holdings LLC Preferred	313,599
11/2013	39,437	Tory Burch LLC	3,090,928
09/2016	14,093	Trade Desk, Inc. Series C Preferred	220,575
06/2014	168,432	Uber Technologies, Inc. Preferred	2,612,894
08/2014	28,813	Veracode, Inc. Preferred	532,058
12/2014	4,081	WeWork Companies, Inc. Class A, REIT	67,953
12/2014	20,282	WeWork Companies, Inc. Class D-1 Preferred	337,719
12/2014	15,935	WeWork Companies, Inc. Class D-2 Preferred	265,336
01/2015	160,709	Zuora, Inc. Series F Preferred	610,582

			$18,514,843

At October 31, 2016, the aggregate value of these securities was $25,138,377, which represents 2.5% of total net assets.

The accompanying notes are an integral part of these financial statements.

56

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2016

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of these securities was $23,769,923, which represents 2.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Buy	12/21/16	CBK	$150,733	$151,856	$1,123
EUR	Sell	12/21/16	CSFB	3,553,659	3,470,682	82,977
EUR	Sell	12/21/16	CBA	3,553,517	3,470,682	82,835
EUR	Sell	12/21/16	SSG	3,549,444	3,467,381	82,063
EUR	Sell	12/21/16	RBC	3,552,250	3,470,683	81,567
JPY	Sell	12/21/16	RBS	6,370,912	6,169,776	201,136

Total						$531,701

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	Euro
JPY	Japanese Yen

Other Abbreviations:
ACWI	All Country World Index
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
PJSC	Private Joint Stock Company
REIC	Real Estate Investment Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

57

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$23,202,341	$14,901,067	$8,301,274	$—
Banks	75,200,507	44,851,613	30,348,894	—
Capital Goods	62,536,389	25,805,302	36,731,087	—
Commercial & Professional Services	15,075,829	7,418,573	7,421,657	235,599
Consumer Durables & Apparel	23,168,966	11,939,738	11,229,228	—
Consumer Services	33,553,940	22,291,316	11,262,624	—
Diversified Financials	28,870,407	13,756,830	15,113,577	—
Energy	63,816,865	49,915,041	13,901,824	—
Food & Staples Retailing	11,835,799	9,639,894	2,195,905	—
Food, Beverage & Tobacco	45,468,411	22,197,539	23,270,872	—
Health Care Equipment & Services	38,699,802	35,133,461	3,566,341	—
Household & Personal Products	29,906,359	21,783,605	8,122,754	—
Insurance	35,544,937	23,833,005	11,711,932	—
Materials	54,278,295	27,852,928	26,425,367	—
Media	20,219,348	1,720,141	18,499,207	—
Pharmaceuticals, Biotechnology & Life Sciences	92,261,404	61,019,345	31,242,059	—
Real Estate	39,002,073	22,161,960	16,635,278	204,835
Retailing	33,259,389	29,110,916	1,226,058	2,922,415
Semiconductors & Semiconductor Equipment	26,761,046	23,009,426	3,751,620	—
Software & Services	104,141,520	95,337,649	8,803,871	—
Technology Hardware & Equipment	31,741,372	15,856,509	15,884,863	—
Telecommunication Services	22,577,655	1,323,808	21,253,847	—
Transportation	24,083,628	16,918,428	7,165,200	—
Utilities	33,051,935	3,662,845	29,389,090	—
Corporate Bonds	78,639	—	—	78,639
Exchange Traded Funds	8,175,567	8,175,567	—	—
Preferred Stocks	21,174,525	—	—	21,174,525
Convertible Preferred Stocks	522,364	—	—	522,364
Short-Term Investments	18,378,430	18,378,430	—	—
Foreign Currency Contracts(2)	531,701	—	531,701	—

Total	$1,017,119,443	$627,994,936	$363,986,130	$25,138,377

(1)	For the year ended October 31, 2016, investments valued at $18,945,774 were transferred from Level 1 to Level 2 due to the application of a systematic fair valuation model factor, and investments valued at $10,785,444 were transferred from Level 2 to Level 1 due to the discontinuation of a systematic fair valuation model factor.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Common Stocks	Convertible Preferred Stocks	Corporate Bonds	Preferred Stocks	Total
Beginning balance	$2,163,405	$573,467	$—	$20,707,828	$23,444,700
Conversions*	2,026,939	—	—	(2,026,939)	—
Purchases	—	—	78,639	530,292	608,931
Sales	(14,040)	—	—	(96,195)	(110,235)
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	(3,105)	—	—	(9,237)	(12,342)
Net change in unrealized appreciation/depreciation	151,566	(51,103)	—	2,068,776	2,169,239
Transfers into Level 3(1)	—	—	—	—	—
Transfers out of Level 3(1)	(961,916)	—	—	—	(961,916)

Ending balance	$3,362,849	$522,364	$78,639	$21,174,525	$25,138,377

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $2,157,600.

*	Private equity securities participated in an initial public offering and are now trading as common stock securities.

(1)	For the year ended October 31, 2016, investments valued at $961,916 were transferred from Level 3 to Level 1 due to the expiration of trading restrictions.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

58

Hartford Global Equity Income Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6%
	Belgium - 0.9%
10,957	Anheuser-Busch InBev N.V.	$1,257,533

	Canada - 1.3%
19,928	Agrium, Inc.	1,829,789

	China - 3.4%
2,425,000	China Construction Bank Corp. Class H	1,770,848
2,118,000	Jiangsu Expressway Co., Ltd. Class H	2,879,702

		4,650,550

	Finland - 1.2%
363,348	Nokia Oyj	1,622,188

	France - 4.5%
20,669	ICADE REIT	1,484,300
37,245	Schneider Electric SE	2,504,729
45,320	Total S.A.	2,171,050

		6,160,079

	Germany - 3.8%
58,220	Deutsche Post AG	1,805,453
181,681	E.ON SE	1,331,514
17,990	Siemens AG	2,043,976

		5,180,943

	Hong Kong - 1.6%
237,000	Power Assets Holdings Ltd.	2,224,408

	Italy - 2.9%
119,542	Assicurazioni Generali S.p.A.	1,544,165
106,492	Banca Generali S.p.A.	2,368,020

		3,912,185

	Japan - 7.8%
9,200	Daito Trust Construction Co., Ltd.	1,541,724
36,192	Eisai Co., Ltd.	2,306,433
89,400	Nippon Telegraph & Telephone Corp.	3,963,713
116,700	NTT DoCoMo, Inc.	2,930,802

		10,742,672

	Luxembourg - 3.4%
42,378	Millicom International Cellular S.A.	1,861,953
120,013	SES S.A.	2,761,031

		4,622,984

	Netherlands - 4.0%
212,642	Delta Lloyd N.V.	1,284,641
129,118	ING Groep N.V.	1,694,933
94,697	Royal Dutch Shell plc Class B	2,442,473

		5,422,047

	Norway - 1.0%
82,629	Telenor ASA	1,314,201

	Spain - 1.6%
111,845	Gas Natural SDG S.A.	2,201,591

	Sweden - 2.5%
96,262	Castellum AB	1,304,348
207,865	Nordea Bank AB	2,184,479

		3,488,827

	Switzerland - 5.4%
15,630	Roche Holding AG	3,589,922
14,701	Zurich Insurance Group AG*	3,848,083

		7,438,005

	Taiwan - 1.6%
278,000	Catcher Technology Co., Ltd.	2,176,170

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	United Kingdom - 9.7%
51,072	AstraZeneca plc	$2,859,781
14,829	AstraZeneca plc ADR	419,957
96,393	British American Tobacco plc	5,524,565
627,686	Centrica plc	1,644,070
86,290	National Grid plc	1,122,441
81,320	Persimmon plc	1,683,311

		13,254,125

	United States - 41.0%
3,797	BlackRock, Inc.	1,295,688
45,269	Bristol-Myers Squibb Co.	2,304,645
19,061	Caterpillar, Inc.	1,590,831
29,627	Chevron Corp.	3,103,428
91,372	Cisco Systems, Inc.	2,803,293
42,784	Coca-Cola Co.	1,814,042
32,400	Dow Chemical Co.	1,743,444
6,269	Dropbox, Inc. Class B*(1)(2)(3)	69,210
32,389	Eaton Corp. plc	2,065,447
25,601	Edison International	1,881,161
102,337	Intel Corp.	3,568,491
98,453	International Paper Co.	4,433,339
41,040	JP Morgan Chase & Co.	2,842,430
120,506	Marathon Oil Corp.	1,588,269
26,500	Marsh & McLennan Cos., Inc.	1,679,835
45,629	Maxim Integrated Products, Inc.	1,808,277
82,352	Merck & Co., Inc.	4,835,709
41,970	MetLife, Inc.	1,970,911
68,330	Microsoft Corp.	4,094,334
14,300	Philip Morris International, Inc.	1,379,092
35,506	PNC Financial Services Group, Inc.	3,394,374
64,615	QUALCOMM, Inc.	4,440,343
27,209	Verizon Communications, Inc.	1,308,753

		56,015,346

	Total Common Stocks (cost $134,715,448)	$133,513,643

WARRANTS - 0.0%
	United States - 0.0%
1,471	Emergent Capital, Inc. Expires 4/11/19*(2)	$—

	Total Warrants (cost $ - )	$—

	Total Long-Term Investments (cost $134,715,448)	$133,513,643

SHORT-TERM INVESTMENTS - 1.8%
	Other Investment Pools & Funds - 1.8%
2,397,507	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class	$2,397,507

	Total Short-Term Investments (cost $2,397,507)	$2,397,507

Total Investments (cost $137,112,955)^	99.4%	$135,911,150
Other Assets and Liabilities	0.6%	856,872

Total Net Assets	100.0%	$136,768,022

The accompanying notes are an integral part of these financial statements.

59

Hartford Global Equity Income Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $140,185,631 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$10,261,854
Unrealized Depreciation	(14,536,335)

Net Unrealized Depreciation	$(4,274,481)

*	Non-income producing.

(1)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of this security was $69,210, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost
05/2012	6,269	Dropbox, Inc. Class B	$56,745
04/2016	1,471	Emergent Capital, Inc. Warrants	—

			$56,745

At October 31, 2016, the aggregate value of these securities was $69,210, which represents 0.1% of total net assets.

(3)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At October 31, 2016, the aggregate value of this security was $69,210, which represents 0.1% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	12/21/16	CSFB	$3,357,611	$3,279,212	$78,399
EUR	Sell	12/21/16	CBA	3,357,476	3,279,211	78,265
EUR	Sell	12/21/16	SSG	3,354,568	3,277,011	77,557
EUR	Sell	12/21/16	RBC	3,356,279	3,279,212	77,067

Total						$311,288

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

60

Hartford Global Equity Income Fund

Schedule of Investments – (continued)

October 31, 2016

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBA	Commonwealth Bank of Australia
CSFB	Credit Suisse First Boston Corp.
RBC	RBC Dominion Securities, Inc.
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	Euro

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

61

Hartford Global Equity Income Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Belgium	$1,257,533	$1,257,533	$—	$—
Canada	1,829,789	1,829,789	—	—
China	4,650,550	—	4,650,550	—
Finland	1,622,188	—	1,622,188	—
France	6,160,079	—	6,160,079	—
Germany	5,180,943	—	5,180,943	—
Hong Kong	2,224,408	—	2,224,408	—
Italy	3,912,185	—	3,912,185	—
Japan	10,742,672	—	10,742,672	—
Luxembourg	4,622,984	—	4,622,984	—
Netherlands	5,422,047	—	5,422,047	—
Norway	1,314,201	—	1,314,201	—
Spain	2,201,591	—	2,201,591	—
Sweden	3,488,827	—	3,488,827	—
Switzerland	7,438,005	—	7,438,005	—
Taiwan	2,176,170	—	2,176,170	—
United Kingdom	13,254,125	419,957	12,834,168	—
United States	56,015,346	55,946,136	—	69,210
Warrants	—	—	—	—
Short-Term Investments	2,397,507	2,397,507	—	—
Foreign Currency Contracts(2)	311,288	—	311,288	—

Total	$136,222,438	$61,850,922	$74,302,306	$69,210

(1)	For the year ended October 31, 2016, investments valued at $5,411,653 were transferred from Level 1 to Level 2 due to the application of a systematic fair valuation model factor, and there were no transfers from Level 2 to Level 1.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Common Stocks	Preferred Stocks	Total
Beginning balance	$94,599	$39,877	$134,476
Purchases	—	—	—
Sales	—	(38,969)	(38,969)
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	(25,389)	(908)	(26,297)
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—

Ending balance	$69,210	$—	$69,210

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $(25,389).

(1)	For the year ended October 31, 2016, there were no transfers into or out of Level 3.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

62

Hartford International Equity Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9%
	Argentina - 0.1%
1,786	YPF Sociedad Anonima ADR	$31,719

	Australia - 3.1%
2,761	AGL Energy Ltd.	40,221
5,144	APA Group	31,088
947	ASX Ltd.	33,875
15,597	AusNet Services	17,766
2,311	BHP Billiton Ltd. ADR	80,931
4,765	BHP Billiton plc	71,651
945	CSL Ltd.	72,109
14,489	DUET Group	26,231
7,410	Goodman Group REIT	38,195
8,717	GPT Group REIT	30,818
20,002	Mirvac Group REIT	31,730
650	Ramsay Health Care Ltd.	36,195
15,284	Resolute Mining Ltd.	18,054
15,487	Scentre Group REIT	49,567
10,581	Stockland REIT	35,536
5,877	Sydney Airport	27,938
13,075	Telstra Corp. Ltd.	49,449
6,148	Transurban Group	48,511
15,018	Vicinity Centres REIT	32,751
2,477	Wesfarmers Ltd.	77,131
10,026	Western Areas Ltd.*	18,805
6,531	Westfield Corp. REIT	44,136

		912,688

	Austria - 0.1%
1,779	Zumtobel Group AG	31,206

	Belgium - 1.6%
1,488	Ageas	54,362
4,468	AGFA-Gevaert N.V.*	18,570
1,914	Anheuser-Busch InBev N.V.	219,669
463	Colruyt S.A.	24,885
413	Groupe Bruxelles Lambert S.A.	35,504
1,193	Orange Belgium S.A.*	26,869
1,396	UCB S.A.	94,470

		474,329

	Brazil - 3.9%
11,000	BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros	64,787
61,975	BR Malls Participacoes S.A.*	248,133
3,000	Cia Paranaense de Energia (Preference Shares)	34,351
3,217	Gol Linhas Aereas Inteligentes S.A. ADR*	79,138
12,035	Itau Unibanco Holding S.A. ADR	143,576
39,177	Kroton Educacional S.A.	195,149
4,823	Localiza Rent a Car S.A.	59,880
80	Petro Rio S.A.*	401
15,506	Petroleo Brasileiro S.A. ADR*	180,955
1,600	Telefonica Brasil S.A. (Preference Shares)	23,148
44,400	Usinas Siderurgicas de Minas Gerais S.A. Class A, (Preference Shares)*	62,733
10,151	Vale S.A. ADR	70,245

		1,162,496

	Canada - 6.1%
445	Alimentation Couche-Tard, Inc. Class B	22,355
1,309	Bank of Montreal	83,304
2,036	Bank of Nova Scotia	109,412
1,860	Barrick Gold Corp.	32,726
745	BCE, Inc.	33,848

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9% - (continued)
	Canada - 6.1% - (continued)
1,891	CAE, Inc.	$26,561
960	Canadian Imperial Bank of Commerce	71,930
2,124	Canadian National Railway Co.	133,524
6,250	Centerra Gold, Inc.	31,593
1,470	CI Financial Corp.	27,048
3,518	Descartes Systems Group, Inc.*	73,308
7,832	Eldorado Gold Corp.*	24,749
1,114	First Capital Realty, Inc.	17,765
2,688	First Quantum Minerals Ltd.	25,531
202	Franco-Nevada Corp.	13,223
323	George Weston Ltd.	26,321
1,432	Great-West Lifeco, Inc.	35,968
1,164	H&R REIT	19,795
572	Intact Financial Corp.	38,884
13,400	Ivanhoe Mines Ltd. Class A*	20,880
6,139	Kinross Gold Corp.*	23,697
1,500	Klondex Mines Ltd.*	8,264
851	Loblaw Cos. Ltd.	41,989
1,980	Magna International, Inc.	81,293
1,095	Metro, Inc.	33,847
1,781	Northern Dynasty Minerals Ltd.*	1,487
491	Onex Corp.	31,760
1,947	Painted Pony Petroleum Ltd.*	11,932
1,758	Power Corp. of Canada	37,708
1,399	Power Financial Corp.	33,064
11,764	Raging River Exploration, Inc.*	94,284
1,125	RioCan REIT	21,874
1,206	Rogers Communications, Inc. Class B	48,517
2,065	Royal Bank of Canada	129,014
1,217	Saputo, Inc.	43,733
1,858	Shaw Communications, Inc. Class B	36,819
626	Smart Real Estate Investment Trust REIT	15,612
1,816	Sun Life Financial, Inc.	60,777
1,035	TELUS Corp.	33,512
2,752	Toronto-Dominion Bank	124,869
461	TransCanada Corp.	20,869
4,950	Uranium Participation Corp.*	13,729

		1,817,375

	Chile - 0.8%
30,529	AES Gener S.A.	10,401
28,043	Aguas Andinas S.A. Class A	18,490
195,350	Banco de Chile	23,252
383	Banco de Credito e Inversiones	19,685
469,750	Banco Santander Chile	26,289
75,928	Colbun S.A.	16,542
24,914	Empresa Nacional de Electricidad S.A.	17,186
1,670	Empresa Nacional de Telecomunicaciones S.A.*	17,909
3,032	Empresas COPEC S.A.	30,467
1,780,474	Itau CorpBanca	16,185
3,858	SACI Falabella	30,294

		226,700

	China - 5.3%
6,880	AAC Technologies Holdings, Inc.	65,552
2,455	Alibaba Group Holding Ltd. ADR*	249,649
984	Baidu, Inc. ADR*	174,030
42,997	China Huishan Dairy Holdings Co., Ltd.	15,960
62,096	China Longyuan Power Group Corp. Ltd. Class H	47,345
35,430	Cogobuy Group*(1)	55,181
60,000	CSPC Pharmaceutical Group Ltd.	62,125

The accompanying notes are an integral part of these financial statements.

63

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9% - (continued)
	China - 5.3% - (continued)
80,000	Daphne International Holdings Ltd.*	$10,502
26,647	ENN Energy Holdings Ltd.	125,276
25,360	Fuyao Glass Industry Group Co., Ltd. Class H(1)	73,547
28,000	Huadian Fuxin Energy Corp. Ltd. Class H	6,484
28,200	Huatai Securities Co., Ltd. Class H(1)	59,532
1,611	Kweichow Moutai Co., Ltd. Class A	75,553
52,500	PICC Property & Casualty Co., Ltd. Class H	84,740
3,510	Sinovac Biotech Ltd.*	21,727
1,063	TAL Education Group ADR*	86,571
12,190	Tencent Holdings Ltd.	323,063
16,059	Weichai Power Co., Ltd. Class H	24,226

		1,561,063

	Colombia - 0.0%
1,153	Corp. Financiera Colombiana S.A.	14,296

	Denmark - 0.9%
1,600	D/S Norden A/S*	22,784
1,632	DSV A/S	79,021
1,707	H. Lundbeck A/S*	55,014
881	ISS A/S	34,584
571	Pandora A/S	74,262

		265,665

	Finland - 0.4%
2,050	Kone Oyj Class B	94,324
4,426	Nokia Oyj	19,760

		114,084

	France - 6.4%
222	Aeroports de Paris	22,424
7,245	Air France-KLM*	44,163
3,168	Alstom S.A.*	85,129
4,981	BNP Paribas S.A.	288,815
987	Capgemini S.A.	81,740
3,784	Cie de Saint-Gobain	168,022
3,952	Coface S.A.*	25,590
180	Devoteam S.A.	9,720
2,946	Engie S.A.	42,486
746	Essilor International S.A.	83,831
432	L’Oreal S.A.	77,397
908	Legrand S.A.	51,299
1,086	Metropole Television S.A.	18,922
297	Renault S.A.	25,828
2,762	Rexel S.A.	38,307
3,056	Schneider Electric SE	205,516
1,653	Societe Generale S.A.	64,479
282	Sopra Steria Group	28,689
3,255	Television Francaise	29,980
337	Thales S.A.	31,707
6,906	Total S.A.	330,831
1,289	Valeo S.A.	74,381
442	Vicat S.A.	27,789
1,306	Vivendi S.A.	26,434

		1,883,479

	Germany - 3.6%
1,926	Beiersdorf AG	169,796
4,211	Deutsche Lufthansa AG	53,897
22,502	E.ON SE	164,914
882	Hamburger Hafen und Logistik AG	14,020
4,137	Infineon Technologies AG	74,405
2,087	Innogy SE*(1)	82,877

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9% - (continued)
	Germany - 3.6% - (continued)
3,499	Kontron AG*	$12,020
245	MAN SE	25,077
1,286	METRO AG	38,521
1,144	Rheinmetall AG	79,414
1,702	RWE AG*	27,077
968	Salzgitter AG	31,820
1,734	TUI AG	22,063
1	Uniper SE*	13
3,016	Vonovia SE	106,329
3,461	Zalando SE*(1)	152,196

		1,054,439

	Greece - 0.4%
4,773	Alpha Bank A.E.*	8,161
9,345	Hellenic Telecommunications Organization S.A.	85,696
3,304	OPAP S.A.	28,180

		122,037

	Hong Kong - 3.1%
11,480	AIA Group Ltd.	72,221
35,635	AMVIG Holdings Ltd.	12,029
3,673	Cheung Kong Infrastructure Holdings Ltd.	30,059
9,818	China Merchants Port Holdings Co., Ltd.	25,384
18,879	China Unicom Hong Kong Ltd.	22,164
6,380	CK Hutchison Holdings Ltd.	78,780
5,278	CLP Holdings Ltd.	53,651
2,500	Dah Sing Financial Holdings Ltd.	16,958
627,000	G-Resources Group Ltd.	11,017
2,787	Hang Seng Bank Ltd.	50,262
22,000	HK Electric Investments & HK Electric Investments Ltd.(1)	21,788
17,000	HKT Trust & HKT Ltd.	23,366
26,706	Hong Kong & China Gas Co., Ltd.	52,169
4,944	Hysan Development Co., Ltd.	22,818
7,265	Link REIT	51,683
6,799	MTR Corp. Ltd.	37,626
216,000	NetMind Financial Holdings Ltd.*	1,942
52,000	New World Department Store China Ltd.	7,641
160,000	Pacific Basin Shipping Ltd.*	23,890
5,054	Power Assets Holdings Ltd.	47,435
34,907	Sands China Ltd.	151,488
92,000	Sino Biopharmaceutical Ltd.	64,304
2,820	Swire Pacific Ltd. Class A	29,311
8,572	Swire Properties Ltd.	24,616

		932,602

	Hungary - 0.1%
19,194	Magyar Telekom Telecommunications plc	31,734

	India - 2.5%
568	ACC Ltd.	12,913
9,250	Allahabad Bank*	10,424
4,429	Asian Paints Ltd.	71,347
1,506	Britannia Industries Ltd.	74,795
4,471	Canara Bank*	21,067
9,538	Corp. Bank*	6,078
140	GlaxoSmithKline Consumer Healthcare Ltd.	12,699
520	HDFC Bank Ltd. ADR	36,806
2,931	Hindustan Unilever Ltd.	36,839
6,900	ICICI Bank Ltd.	28,700
13,528	ICICI Bank Ltd. ADR	112,147
1,258	Maruti Suzuki India Ltd.	111,208

The accompanying notes are an integral part of these financial statements.

64

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9% - (continued)
	India - 2.5% - (continued)
16,101	Nava Bharat Ventures Ltd.	$33,984
13,031	NTPC Ltd.	29,484
1,443	Tata Consultancy Services Ltd.	51,674
3,656	Wipro Ltd.	25,506
3,452	Yes Bank Ltd.	65,536

		741,207

	Indonesia - 0.9%
649,330	Adaro Energy Tbk PT	78,829
60,300	Bank Central Asia Tbk PT	71,693
7,300	Indo Tambangraya Megah Tbk PT	8,012
48,060	Matahari Department Store Tbk PT	66,278
140,400	Telekomunikasi Indonesia Persero Tbk PT	45,332

		270,144

	Ireland - 1.8%
240,808	Bank of Ireland*	51,546
7,292	C&C Group plc	28,257
67,892	Cairn Homes plc*	87,836
6,892	CRH plc	223,385
34,459	Hibernia plc REIT	49,203
574	Kerry Group plc Class A	41,675
1,835	Smurfit Kappa Group plc	40,207

		522,109

	Israel - 0.6%
6,173	Bank Hapoalim BM	35,604
8,377	Bank Leumi Le-Israel BM*	31,607
1,424	Mizrahi Tefahot Bank Ltd.	18,545
2,160	Mobileye N.V.*	80,309

		166,065

	Italy - 3.3%
3,578	Assicurazioni Generali S.p.A.	46,218
7,298	Banca Popolare dell’Emilia Romagna SC	34,294
27,927	BasicNet S.p.A.	103,315
2,080	Brunello Cucinelli S.p.A.	41,191
2,062	Buzzi Unicem S.p.A.	40,101
8,211	Davide Campari-Milano S.p.A.	82,697
16,772	Eni S.p.A.	243,400
11,510	FinecoBank Banca Fineco S.p.A.	67,264
36,190	Intesa Sanpaolo S.p.A.	83,913
6,292	Leonardo-Finmeccanica S.p.A.*	76,614
1,942	Luxottica Group S.p.A.	96,697
27,023	Telecom Italia S.p.A.*	21,119
10,649	UniCredit S.p.A.	26,427

		963,250

	Japan - 13.6%
2,650	Aisan Industry Co., Ltd.	21,573
300	Alpha Systems, Inc.	5,052
3,300	Alpine Electronics, Inc.	44,049
1,100	Avex Group Holdings, Inc.	14,550
1,100	Benesse Holdings, Inc.	28,822
1,900	Canon, Inc.	54,583
800	Cawachi Ltd.	20,589
1,470	Chubu Steel Plate Co., Ltd.	7,446
4,900	Citizen Watch Co., Ltd.	27,537
1,000	CMIC Holdings Co., Ltd.	14,853
3,100	Dai-ichi Life Holdings, Inc.	45,449
850	Dena Co., Ltd.	27,346
4,030	Eisai Co., Ltd.	256,823

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9% - (continued)
	Japan - 13.6% - (continued)
720	en-japan, Inc.	$13,873
1,400	Exedy Corp.	40,001
400	Fujimi, Inc.	6,222
13,300	Fujitsu Ltd.	78,884
2,900	Funai Electric Co., Ltd.	23,645
700	Gendai Agency, Inc.	3,509
6,200	Gree, Inc.	34,380
3,671	Hino Motors Ltd.	40,015
1,400	Hisaka Works Ltd.	10,991
270	Hitachi Chemical Co., Ltd.	6,312
2,930	Honda Motor Co., Ltd.	87,670
1,520	Honeys Co., Ltd.	17,885
3,600	Hosiden Corp.	26,699
3,200	Inpex Corp.	29,852
300	Itochu Techno-Solutions Corp.	7,398
1,000	Japan Digital Laboratory Co., Ltd.	15,541
1,400	Japan Petroleum Exploration Co., Ltd.	30,632
1,800	Japan Steel Works Ltd.	38,662
3,700	JSR Corp.	56,227
4,050	KDDI Corp.	123,092
2,400	Keihin Corp.	39,233
1,500	Kuroda Electric Co., Ltd.	29,185
1,800	Kyoei Steel Ltd.	34,288
3,344	Leopalace21 Corp.	21,742
800	Melco Holdings, Inc.	21,659
1,100	Mimasu Semiconductor Industry Co., Ltd.	13,999
1,000	Miraial Co., Ltd.	7,115
8,200	Mitsubishi Motors Corp.	45,521
28,279	Mitsubishi UFJ Financial Group, Inc.	145,914
2,300	Mitsui Chemicals, Inc.	11,327
1,100	Mitsumi Electric Co., Ltd.*	6,679
44,004	Mizuho Financial Group, Inc.	74,092
4,200	NET One Systems Co., Ltd.	30,506
1,800	Neturen Co., Ltd.	14,590
2,214	NGK Spark Plug Co., Ltd.	43,938
4,100	Nichicon Corp.	35,139
1,050	Nidec Corp.	101,598
3,000	Nikon Corp.	45,339
540	Nintendo Co., Ltd.	130,172
12,000	Nippon Chemi-Con Corp.	20,875
614	Nippon Telegraph & Telephone Corp.	27,223
2,125	Nippon Television Holdings, Inc.	37,661
500	Nishimatsuya Chain Co., Ltd.	7,039
2,200	Nissin Kogyo Co., Ltd.	32,549
230	Nitto Denko Corp.	16,024
2,100	NOK Corp.	47,325
4,000	Oita Bank Ltd.	15,149
6,192	Ono Pharmaceutical Co., Ltd.	156,990
7,000	Pacific Metals Co., Ltd.*	21,066
738	PAL GROUP Holdings Co., Ltd.	18,284
17,200	Pioneer Corp.*	42,185
500	Proto Corp.	5,671
1,600	Relia, Inc.	15,332
950	Rohm Co., Ltd.	49,936
8,000	Sanyo Shokai Ltd.	12,882
2,790	Seven & I Holdings Co., Ltd.	116,453
2,400	Shinkawa Ltd.*	15,541
5,300	Shinko Electric Industries Co., Ltd.	34,156
2,400	Showa Corp.	15,708
2,870	Sony Corp.	90,457
3,000	Sumitomo Bakelite Co., Ltd.	16,292

The accompanying notes are an integral part of these financial statements.

65

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9% - (continued)
	Japan - 13.6% - (continued)
8,500	Sumitomo Heavy Industries Ltd.	$44,748
5,130	Sumitomo Mitsui Financial Group, Inc.	177,866
600	Sumitomo Mitsui Trust Holdings, Inc.	20,246
1,100	Sumitomo Real Estate Sales Co., Ltd. REIT	24,862
2,400	Sumitomo Riko Co., Ltd.	22,989
200	Suzuken Co., Ltd. / Aichi Japan	6,424
7,805	T&D Holdings, Inc.	94,385
600	Taiyo Yuden Co., Ltd.	6,410
3,960	Takeda Pharmaceutical Co., Ltd.	177,111
3,000	Tochigi Bank Ltd.	14,464
2,600	Tokai Rika Co., Ltd.	48,757
2,750	Tokio Marine Holdings, Inc.	108,469
1,270	Tokyo Seimitsu Co., Ltd.	34,649
4,100	Tokyo Steel Manufacturing Co., Ltd.	28,438
8,000	Toshiba Machine Co., Ltd.	28,893
10,000	Toyo Engineering Corp.	34,255
5,230	Toyo Tire & Rubber Co., Ltd.	81,119
1,900	Toyoda Gosei Co., Ltd.	43,538
2,000	Ushio, Inc.	24,128
1,500	Xebio Holdings Co., Ltd.	23,285
1,000	Yamanashi Chuo Bank Ltd.	4,891
1,220	Yamato Kogyo Co., Ltd.	34,349
230	Yodogawa Steel Works Ltd.	6,280

		4,017,552

	Luxembourg - 0.6%
285	RTL Group S.A.	22,336
6,429	SES S.A.	147,906

		170,242

	Malaysia - 1.6%
18,879	Axiata Group Bhd	22,134
12,194	Berjaya Sports Toto Bhd	9,273
39,132	Dialog Group BHD	14,448
22,818	DiGi.Com Bhd	27,360
4,058	Genting Plantations Bhd	10,641
7,353	HAP Seng Consolidated Bhd	13,654
6,036	Hong Leong Bank Bhd	19,149
3,329	Hong Leong Financial Group Bhd	12,471
17,987	IHH Healthcare Bhd	27,442
24,590	IJM Corp. Bhd	19,350
3,691	Kuala Lumpur Kepong Bhd	21,074
18,066	Malayan Banking Bhd	34,015
15,070	Maxis Bhd	21,409
10,438	MISC Bhd	18,711
2,500	Petronas Dagangan Bhd	13,921
4,786	Petronas Gas Bhd	25,099
4,667	PPB Group Bhd	17,934
10,122	Public Bank Bhd	47,920
11,016	Telekom Malaysia Bhd	17,174
13,139	Tenaga Nasional Bhd	44,914
13,017	Westports Holdings Bhd	13,686
42,600	YTL Corp. Bhd	16,146
32,051	YTL Power International Bhd	11,690

		479,615

	Mexico - 0.8%
3,541	Arca Continental S.A.B. de C.V.	22,005
3,451	Coca-Cola Femsa S.A.B. de C.V. Series L	25,912
15,523	Fibra Uno Administracion S.A. de C.V. REIT	29,541
6,234	Fomento Economico Mexicano S.A.B. de C.V.	59,774

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9% - (continued)
	Mexico - 0.8% - (continued)
700	Fomento Economico Mexicano S.A.B. de C.V. ADR	$66,969
1,522	Grupo Aeroportuario del Sureste S.A.B. de C.V. Class B	24,230
2,000	Infraestructura Energetica Nova, S.A.B. de C.V.	8,836

		237,267

	Netherlands - 2.8%
1,924	AerCap Holdings N.V.*	79,096
673	Akzo Nobel N.V.	43,483
3,371	Delta Lloyd N.V.	20,365
430	Heineken N.V.	35,418
13,490	ING Groep N.V.	177,083
24,888	Koninklijke KPN N.V.	81,154
1,214	Koninklijke Philips N.V.	36,580
1,952	NXP Semiconductors N.V.*	195,200
13,934	PostNL N.V.*	65,625
3,891	Royal Dutch Shell plc Class B	100,359

		834,363

	New Zealand - 0.2%
5,684	Contact Energy Ltd.	19,327
7,339	Mercury NZ Ltd.	16,021
3,069	Ryman Healthcare Ltd.	19,479

		54,827

	Nigeria - 0.2%
1,213,252	Zenith Bank plc	56,574

	Norway - 0.4%
3,947	Orkla ASA	37,269
1,457	Statoil ASA	23,787
1,684	Statoil ASA ADR	27,348
7,977	Storebrand ASA*	41,027

		129,431

	Philippines - 0.2%
16,578	Aboitiz Power Corp.	15,703
7,808	Bank of the Philippine Islands	16,302
18,300	Puregold Price Club, Inc.	15,400

		47,405

	Portugal - 0.7%
14,476	Galp Energia SGPS S.A.	196,270

	Russia - 3.0%
10,399	Gazprom PJSC ADR	44,839
1,220	Lukoil PJSC ADR	59,344
1,764	Magnit PJSC GDR	70,013
27,900	Moscow Exchange MICEX-RTS PJSC*	51,359
5,468	Novolipetsk Steel PJSC GDR	88,617
42,055	Sberbank of Russia PJSC*	97,773
21,573	Sberbank of Russia PJSC ADR	204,322
7,100	Surgutneftegas OJSC ADR	30,956
11,724	Yandex N.V. Class A*	230,845

		878,068

	Singapore - 1.5%
14,514	Ascendas REIT	24,734
18,483	CapitaLand Commerical Trust REIT	20,916
16,596	CapitaLand Mall Trust REIT	24,730
5,317	DBS Group Holdings Ltd.	57,310
9,308	Oversea-Chinese Banking Corp. Ltd.	56,706
3,412	Singapore Airlines Ltd.	24,829

The accompanying notes are an integral part of these financial statements.

66

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9% - (continued)
	Singapore - 1.5% - (continued)
5,078	Singapore Exchange Ltd.	$25,872
10,074	Singapore Press Holdings Ltd.	26,922
21,341	Singapore Telecommunications Ltd.	59,506
6,054	StarHub Ltd.	14,696
18,265	Suntec REIT	22,060
4,215	United Overseas Bank Ltd.	56,863
4,478	UOL Group Ltd.	18,213

		433,357

	South Africa - 0.5%
1,096	Anglo American Platinum Ltd.*	25,913
6,647	Impala Platinum Holdings Ltd.*	26,858
379	Naspers Ltd. Class N	63,475
9,117	Raubex Group Ltd.	16,992
2,480	Vodacom Group Ltd.	26,757

		159,995

	South Korea - 2.5%
483	AmorePacific Group	62,350
107	CJ CheilJedang Corp.	32,643
1,342	KB Financial Group, Inc.	49,677
2,515	KT Corp.	70,947
119	LG Household & Health Care Ltd.	85,125
94	NAVER Corp.	70,328
21	Samsung Biologics Co., Ltd.*	2,496
91	Samsung Electronics Co., Ltd.	130,160
713	Shinhan Financial Group Co., Ltd.	27,275
4,832	SK Hynix, Inc.	172,824
1,568	Tongyang Life Insurance Co., Ltd.	16,428
2,403	Woori Bank	26,188

		746,441

	Spain - 1.1%
1,703	Almirall S.A.	24,481
28,807	Banco Popular Espanol S.A.	31,519
14,115	CaixaBank S.A.	42,590
1,158	Enagas S.A.	33,194
2,390	Industria de Diseno Textil S.A.	83,393
1,812	Red Electrica Corp. S.A.	37,748
3,107	Repsol S.A.	43,382
4,184	Telefonica S.A.	42,512

		338,819

	Sweden - 0.7%
9,292	Assa Abloy AB Class B	168,868
7,342	Qliro Group AB*	7,600
9,405	Telefonaktiebolaget LM Ericsson Class B	45,622

		222,090

	Switzerland - 6.4%
568	Adecco Group AG	33,728
279	Baloise Holding AG	34,325
10	Chocoladefabriken Lindt & Spruengli AG	51,928
1,659	Coca-Cola HBC AG*	35,801
132	Geberit AG	55,806
28	Givaudan S.A.	54,154
6,002	Julius Baer Group Ltd.*	242,970
261	Kuehne + Nagel International AG	35,376
4,784	LafargeHolcim Ltd.*	255,182
2,672	Nestle S.A.	193,757
3,144	Novartis AG	223,122
524	Oriflame Holding AG*	19,251
297	Pargesa Holding S.A.	19,937

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9% - (continued)
	Switzerland - 6.4% - (continued)
1,170	Roche Holding AG	$268,727
136	Schindler Holding AG	25,175
20	SGS S.A.	40,482
5,731	STMicroelectronics N.V.	54,579
367	Swiss Prime Site AG*	30,439
96	Swisscom AG	43,884
8,977	UBS Group AG	126,914
183	Zurich Insurance Group AG*	47,901

		1,893,438

	Taiwan - 3.1%
40,944	Chang Hwa Commercial Bank Ltd.	20,920
13,767	Chunghwa Telecom Co., Ltd.	47,140
69,000	Compal Electronics, Inc.	41,029
11,062	Far EasTone Telecommunications Co., Ltd.	26,141
56,481	First Financial Holding Co., Ltd.	29,586
33,103	Hon Hai Precision Industry Co., Ltd.	89,417
50,028	Hua Nan Financial Holdings Co., Ltd.	25,405
630	Largan Precision Co., Ltd.	74,324
49,959	Mega Financial Holding Co., Ltd.	34,156
52,341	Taiwan Business Bank	13,221
55,895	Taiwan Cooperative Financial Holding Co., Ltd.	24,498
9,327	Taiwan Mobile Co., Ltd.	32,634
36,838	Taiwan Semiconductor Manufacturing Co., Ltd.	221,078
4,040	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	125,644
3,800	Tung Thih Electronic Co., Ltd.	55,443
20,496	Uni-President Enterprises Corp.	39,599
14,532	WPG Holdings Ltd.	17,010

		917,245

	Thailand - 0.2%
30,500	Bangkok Dusit Medical Services PCL	19,870
61,500	BTS Group Holdings PCL	15,025
2,034	Electricity Generating PCL	11,333

		46,228

	United Kingdom - 10.4%
3,642	Anglo American plc*	50,548
4,588	AstraZeneca plc	256,905
17,021	Aviva plc	92,233
8,872	BAE Systems plc	58,784
30,374	BP plc	179,562
2,248	British American Tobacco plc	128,839
1,375	Bunzl plc	36,915
33,050	Cobham plc	57,664
3,857	Compass Group plc	69,790
733	Croda International plc	31,347
9,051	Diageo plc	240,906
6,237	GlaxoSmithKline plc	123,208
45,115	Glencore plc*	138,102
20,447	Hays plc	34,152
18,019	HSBC Holdings plc	135,704
20,889	Ibstock plc(1)	42,622
1,795	Imperial Brands plc	86,827
15,295	J Sainsbury plc	46,895
8,608	Just Eat plc*	59,131
2,134	Lonmin plc*	4,976
3,878	Marks & Spencer Group plc	16,136
10,819	National Grid plc	140,731
2,036	Reckitt Benckiser Group plc	182,142
3,201	RELX plc	57,138

The accompanying notes are an integral part of these financial statements.

67

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.9% - (continued)
	United Kingdom - 10.4% - (continued)
1,666	Rio Tinto plc ADR	$58,060
1,137	Severn Trent plc	32,366
17,949	SIG plc	24,276
18,787	Sky plc	187,818
4,030	Smith & Nephew plc	58,259
6,697	Standard Chartered plc*	58,237
2,971	Unilever N.V.	124,265
2,196	Unilever plc	91,681
3,026	United Utilities Group plc	34,783
13,085	Worldpay Group plc(1)	45,476
4,438	WPP plc	96,363

		3,082,841

	United States - 0.2%
1,214	Thomson Reuters Corp.	47,843

	Vietnam - 0.2%
11,912	Vietnam Dairy Products JSC	75,746

	Total Common Stocks (cost $27,631,705)	$28,364,344

EXCHANGE TRADED FUNDS - 0.8%
	Other Investment Pools & Funds - 0.8%
82	iShares Core MSCI EAFE ETF	$4,415
5,772	iShares MSCI ACWI ex U.S. ETF	235,209

	Total Exchange Traded Funds (cost $242,774)	$239,624

	Total Long-Term Investments (cost $27,874,479)	$28,603,968

SHORT-TERM INVESTMENTS - 2.3%
	Other Investment Pools & Funds - 2.3%
671,177	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class	$671,177

	Total Short-Term Investments (cost $671,177)	$671,177

Total Investments (cost $28,545,656)^	99.0%	$29,275,145
Other Assets and Liabilities	1.0%	284,495

Total Net Assets	100.0%	$29,559,640

The accompanying notes are an integral part of these financial statements.

68

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $29,088,046 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,657,092
Unrealized Depreciation	(1,469,993)

Net Unrealized Appreciation	$187,099

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $533,219, which represents 1.8% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ACWI	All Country World Index
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
JSC	Joint Stock Company
MSCI	Morgan Stanley Capital International
OJSC	Open Joint Stock Company
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

69

Hartford International Equity Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Argentina	$31,719	$31,719	$—	$—
Australia	912,688	80,931	831,757	—
Austria	31,206	—	31,206	—
Belgium	474,329	219,669	254,660	—
Brazil	1,162,496	1,162,496	—	—
Canada	1,817,375	1,817,375	—	—
Chile	226,700	200,411	26,289	—
China	1,561,063	531,977	1,029,086	—
Colombia	14,296	14,296	—	—
Denmark	265,665	—	265,665	—
Finland	114,084	—	114,084	—
France	1,883,479	9,720	1,873,759	—
Germany	1,054,439	82,890	971,549	—
Greece	122,037	—	122,037	—
Hong Kong	932,602	23,366	909,236	—
Hungary	31,734	31,734	—	—
India	741,207	161,652	579,555	—
Indonesia	270,144	—	270,144	—
Ireland	522,109	110,139	411,970	—
Israel	166,065	80,309	85,756	—
Italy	963,250	41,191	922,059	—
Japan	4,017,552	—	4,017,552	—
Luxembourg	170,242	—	170,242	—
Malaysia	479,615	301,879	177,736	—
Mexico	237,267	237,267	—	—
Netherlands	834,363	274,296	560,067	—
New Zealand	54,827	—	54,827	—
Nigeria	56,574	56,574	—	—
Norway	129,431	27,348	102,083	—
Philippines	47,405	31,702	15,703	—
Portugal	196,270	—	196,270	—
Russia	878,068	331,814	546,254	—
Singapore	433,357	—	433,357	—
South Africa	159,995	16,992	143,003	—
South Korea	746,441	2,496	743,945	—
Spain	338,819	—	338,819	—
Sweden	222,090	7,600	214,490	—
Switzerland	1,893,438	—	1,893,438	—
Taiwan	917,245	125,644	791,601	—
Thailand	46,228	46,228	—	—
United Kingdom	3,082,841	124,958	2,957,883	—
United States	47,843	47,843	—	—
Vietnam	75,746	—	75,746	—
Exchange Traded Funds	239,624	239,624	—	—
Short-Term Investments	671,177	671,177	—	—

Total	$29,275,145	$7,143,317	$22,131,828	$—

(1)	For the year ended October 31, 2016, investments valued at $706,676 were transferred from Level 1 to Level 2 due to the application of a systematic fair valuation model factor, and investments valued at $345,245 were transferred from Level 2 to Level 1 due to the discontinuation of a systematic fair valuation model factor.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

70

The Hartford International Growth Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9%
	Australia - 1.0%
168,448	Amcor Ltd.	$1,880,159

	Belgium - 3.1%
40,570	Anheuser-Busch InBev N.V.	4,656,210
20,435	UCB S.A.	1,382,869

		6,039,079

	Brazil - 2.3%
202,700	BR Malls Participacoes S.A.*	811,562
167,500	Hypermarcas S.A.	1,404,229
185,570	Itau Unibanco Holding S.A. (Preference Shares)	2,232,421

		4,448,212

	Canada - 2.0%
30,300	Bank of Nova Scotia	1,628,289
17,300	Canadian Imperial Bank of Commerce	1,296,242
23,400	Magna International, Inc.	960,738

		3,885,269

	China - 9.3%
209,000	AAC Technologies Holdings, Inc.	1,991,341
51,553	Alibaba Group Holding Ltd. ADR*	5,242,425
5,473	Baidu, Inc. ADR*	967,955
178,000	ENN Energy Holdings Ltd.	836,835
37,112	New Oriental Education & Technology Group, Inc. ADR*	1,860,424
620,000	PICC Property & Casualty Co., Ltd. Class H	1,000,743
23,651	TAL Education Group ADR*	1,926,137
160,825	Tencent Holdings Ltd.	4,262,236

		18,088,096

	Denmark - 2.4%
43,652	DSV A/S	2,113,623
12,259	H. Lundbeck A/S*	395,089
16,171	Pandora A/S	2,103,127

		4,611,839

	France - 4.5%
11,644	Capgemini S.A.	964,320
77,436	Edenred	1,792,146
8,722	Essilor International S.A.	980,121
22,310	Schneider Electric SE	1,500,349
54,575	Total S.A.	2,614,410
15,257	Valeo S.A.	880,403

		8,731,749

	Germany - 4.3%
23,228	Beiersdorf AG	2,047,773
133,625	E.ON SE	979,318
24,598	Innogy SE*(1)	976,814
35,386	ProSiebenSat.1 Media SE	1,525,071
41,265	United Internet AG	1,696,596
36,207	Vonovia SE	1,276,474

		8,502,046

	Hong Kong - 2.9%
436,420	AIA Group Ltd.	2,745,519
1,039,394	Guangdong Investment Ltd.	1,567,126
367,000	Techtronic Industries Co., Ltd.	1,378,873

		5,691,518

	India - 4.4%
250,473	Bharti Infratel Ltd.	1,304,612
92,080	HDFC Bank Ltd.	2,064,498

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	India - 4.4% - (continued)
245,044	ICICI Bank Ltd.	$1,019,245
160,150	ICICI Bank Ltd. ADR	1,327,643
19,723	Maruti Suzuki India Ltd.	1,743,531
102,015	UPL Ltd.	1,065,085

		8,524,614

	Indonesia - 2.2%
1,772,680	Bank Central Asia Tbk PT	2,107,619
6,651,820	Telekomunikasi Indonesia Persero Tbk PT	2,147,698

		4,255,317

	Ireland - 2.9%
41,630	CRH plc	1,347,133
116,501	Experian plc	2,239,677
26,070	ICON plc*	2,092,900

		5,679,710

	Italy - 2.5%
128,029	Eni S.p.A.	1,857,990
135,670	FinecoBank Banca Fineco S.p.A.	792,849
435,200	Intesa Sanpaolo S.p.A.	1,009,085
22,914	Luxottica Group S.p.A.	1,140,944

		4,800,868

	Japan - 9.8%
13,800	Daito Trust Construction Co., Ltd.	2,312,586
18,000	Eisai Co., Ltd.	1,147,099
129,100	KDDI Corp.	3,923,756
2,700	Keyence Corp.	1,979,347
79,900	NTT DoCoMo, Inc.	2,006,607
34,550	Ono Pharmaceutical Co., Ltd.	875,969
44,300	Recruit Holdings Co., Ltd.	1,779,510
33,200	Seven & I Holdings Co., Ltd.	1,385,745
33,800	Sumitomo Mitsui Financial Group, Inc.	1,171,902
27,800	Takeda Pharmaceutical Co., Ltd.	1,243,353
32,200	Tokio Marine Holdings, Inc.	1,270,076

		19,095,950

	Luxembourg - 0.6%
49,809	SES S.A.	1,145,911

	Mexico - 0.1%
23,400	Infraestructura Energetica Nova, S.A.B. de C.V.	103,375

	Netherlands - 4.5%
22,850	AerCap Holdings N.V.*	939,364
106,015	ING Groep N.V.	1,391,660
86,160	Koninklijke Ahold Delhaize N.V.	1,966,836
296,274	Koninklijke KPN N.V.	966,075
34,365	NXP Semiconductors N.V.*	3,436,500

		8,700,435

	Portugal - 0.4%
63,603	Galp Energia SGPS S.A.	862,347

	Russia - 0.6%
119,923	Sberbank of Russia PJSC ADR	1,135,813

	Singapore - 1.0%
12,127	Broadcom Ltd.	2,064,986

	South Korea - 4.2%
3,197	LG Household & Health Care Ltd.	2,286,936
2,325	NAVER Corp.	1,739,485
2,061	Samsung Electronics Co., Ltd.	2,947,906

The accompanying notes are an integral part of these financial statements.

71

The Hartford International Growth Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	South Korea - 4.2% - (continued)
32,285	SK Hynix, Inc.	$1,154,725

		8,129,052

	Sweden - 0.4%
48,280	Assa Abloy AB Class B	877,414

	Switzerland - 4.6%
23,454	Julius Baer Group Ltd.*	949,455
18,650	LafargeHolcim Ltd.*	994,804
27,379	Novartis AG	1,943,021
4,288	Partners Group Holding AG	2,170,758
19,826	Temenos Group AG*	1,280,393
6,198	Zurich Insurance Group AG*	1,622,367

		8,960,798

	Taiwan - 5.2%
17,400	Largan Precision Co., Ltd.	2,052,767
1,087,000	Taiwan Semiconductor Manufacturing Co., Ltd.	6,523,469
799,000	Uni-President Enterprises Corp.	1,543,706

		10,119,942

	United Kingdom - 20.3%
66,041	Admiral Group plc	1,547,286
18,339	Aon plc	2,032,511
53,540	AstraZeneca plc	2,997,977
200,628	Aviva plc	1,087,158
202,064	BAE Systems plc	1,338,826
611,800	Booker Group plc	1,341,837
57,763	British American Tobacco plc	3,310,567
104,308	Compass Group plc	1,887,378
147,987	Diageo plc	3,938,902
380,066	Glencore plc*	1,163,422
2,729	Hikma Pharmaceuticals plc	58,533
36,220	IHS Markit Ltd.*	1,332,534
285,420	Just Eat plc*	1,960,640
24,880	Reckitt Benckiser Group plc	2,225,777
539,054	Saga plc	1,307,528
127,641	Sky plc	1,276,059
52,236	Smith & Nephew plc	755,142
217,776	UBM plc	1,912,051
118,067	Unilever N.V.	4,938,268
578,960	Worldpay Group plc	2,012,136
53,730	WPP plc	1,166,642

		39,591,174

	United States - 2.4%
24,845	Amdocs Ltd.	1,452,190
21,935	Eaton Corp. plc	1,398,795
23,697	Medtronic plc	1,943,628

		4,794,613

	Total Common Stocks (cost $180,250,956)	$190,720,286

	Total Long-Term Investments (cost $180,250,956)	$190,720,286

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.3%
	Other Investment Pools & Funds - 1.3%
2,548,281	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$2,548,281

	Total Short-Term Investments (cost $2,548,281)	$2,548,281

Total Investments (cost $182,799,237)^	99.2%	$193,268,567
Other Assets and Liabilities	0.8%	1,609,076

Total Net Assets	100.0%	$194,877,643

The accompanying notes are an integral part of these financial statements.

72

The Hartford International Growth Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $183,618,303 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$17,725,778
Unrealized Depreciation	(8,075,514)

Net Unrealized Appreciation	$9,650,264

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At October 31, 2016, the aggregate value of this security was $976,814, which represents 0.5% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
PJSC	Private Joint Stock Company

The accompanying notes are an integral part of these financial statements.

73

The Hartford International Growth Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Australia	$1,880,159	$—	$1,880,159	$—
Belgium	6,039,079	4,656,210	1,382,869	—
Brazil	4,448,212	4,448,212	—	—
Canada	3,885,269	3,885,269	—	—
China	18,088,096	9,996,941	8,091,155	—
Denmark	4,611,839	—	4,611,839	—
France	8,731,749	—	8,731,749	—
Germany	8,502,046	976,814	7,525,232	—
Hong Kong	5,691,518	—	5,691,518	—
India	8,524,614	3,392,141	5,132,473	—
Indonesia	4,255,317	—	4,255,317	—
Ireland	5,679,710	2,092,900	3,586,810	—
Italy	4,800,868	—	4,800,868	—
Japan	19,095,950	—	19,095,950	—
Luxembourg	1,145,911	—	1,145,911	—
Mexico	103,375	103,375	—	—
Netherlands	8,700,435	4,375,864	4,324,571	—
Portugal	862,347	—	862,347	—
Russia	1,135,813	—	1,135,813	—
Singapore	2,064,986	2,064,986	—	—
South Korea	8,129,052	—	8,129,052	—
Sweden	877,414	—	877,414	—
Switzerland	8,960,798	—	8,960,798	—
Taiwan	10,119,942	—	10,119,942	—
United Kingdom	39,591,174	3,365,045	36,226,129	—
United States	4,794,613	4,794,613	—	—
Short-Term Investments	2,548,281	2,548,281	—	—

Total	$193,268,567	$46,700,651	$146,567,916	$—

(1)	For the year ended October 31, 2016, investments valued at $6,578,111 were transferred from Level 1 to Level 2 due to the application of a systematic fair valuation model factor, and investments valued at $2,170,850 were transferred from Level 2 to Level 1 due to the discontinuation of a systematic fair valuation model factor.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

74

The Hartford International Opportunities Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.2%
	Australia - 1.5%
650,168	BHP Billiton plc	$9,776,618
3,976,199	South32 Ltd.	7,759,631
2,458,615	Westfield Corp. REIT	16,615,006

		34,151,255

	Belgium - 2.3%
421,081	Anheuser-Busch InBev N.V.	48,327,378
32,848	Umicore S.A.	1,996,570

		50,323,948

	Brazil - 1.1%
1,012,220	BB Seguridade Participacoes S.A.	10,191,965
1,298,090	Petroleo Brasileiro S.A. ADR*	15,148,710

		25,340,675

	Canada - 6.9%
91,700	Alimentation Couche-Tard, Inc. Class B	4,606,535
953,100	Canadian National Railway Co.	59,916,046
756,750	Imperial Oil Ltd.	24,542,328
920,340	Magna International, Inc.	37,786,568
601,710	TransCanada Corp.	27,239,120

		154,090,597

	China - 5.0%
405,765	Alibaba Group Holding Ltd. ADR*	41,262,243
151,956	Baidu, Inc. ADR*	26,874,938
3,463,930	China Life Insurance Co., Ltd. Class H	8,575,760
12,177,100	CNOOC Ltd.	15,322,129
12,303,630	PICC Property & Casualty Co., Ltd. Class H	19,859,316

		111,894,386

	Denmark - 0.1%
66,698	H. Lundbeck A/S*	2,149,575

	France - 11.8%
652,141	Airbus Group SE	38,724,048
692,724	BNP Paribas S.A.	40,166,393
403,695	Capgemini S.A.	33,432,746
272,460	Essilor International S.A.	30,617,265
59,939	LVMH Moet Hennessy Louis Vuitton SE	10,912,562
537,245	Schneider Electric SE	36,129,769
173,781	Technip S.A.	11,533,830
684,689	Total S.A.	32,799,958
128,494	Unibail-Rodamco SE REIT	30,499,974

		264,816,545

	Germany - 8.9%
523,815	Beiersdorf AG	46,179,351
292,549	Brenntag AG	15,639,724
133,785	Continental AG	25,698,889
583,608	Deutsche Wohnen AG	19,067,481
2,580,387	E.ON SE	18,911,283
148,900	Innogy SE*(1)	5,912,985
781,808	RWE AG*	12,437,927
176,471	Siemens AG	20,050,166
1,002,522	Vonovia SE	35,343,796

		199,241,602

	Hong Kong - 1.3%
1,072,112	Hong Kong Exchanges and Clearing Ltd.	28,342,870

	India - 3.6%
2,507,775	Bharti Infratel Ltd.	13,061,984
96,833	Divi’s Laboratories Ltd.	1,869,081

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.2% - (continued)
	India - 3.6% - (continued)
179,280	HDFC Bank Ltd. ADR	$12,689,438
6,464,490	ICICI Bank Ltd.	26,888,631
123,523	Maruti Suzuki India Ltd.	10,919,543
1,524,007	Power Grid Corp. of India Ltd.	3,996,862
308,511	Tata Consultancy Services Ltd.	11,047,831

		80,473,370

	Ireland - 1.7%
1,144,028	CRH plc	37,020,363

	Italy - 4.3%
561,787	Banca Generali S.p.A.	12,492,233
2,360,333	Eni S.p.A.	34,253,760
1,591,277	FinecoBank Banca Fineco S.p.A.	9,299,353
9,496,610	Intesa Sanpaolo S.p.A.	22,019,508
265,226	Luxottica Group S.p.A.	13,206,248
1,758,430	UniCredit S.p.A.	4,363,736

		95,634,838

	Japan - 11.1%
65,370	Daito Trust Construction Co., Ltd.	10,954,621
605,330	Daiwa House Industry Co., Ltd.	16,614,224
83,177	Eisai Co., Ltd.	5,300,679
92,300	FANUC Corp.	16,898,970
2,150,560	Mitsubishi Electric Corp.	29,095,298
768,000	Mitsubishi Heavy Industries Ltd.	3,285,401
143,000	Mitsui Fudosan Co., Ltd.	3,256,667
506,920	Nippon Telegraph & Telephone Corp.	22,475,227
682,700	Nomura Holdings, Inc.	3,419,599
117,665	Olympus Corp.	4,194,226
309,130	Omron Corp.	11,864,657
563,460	Ono Pharmaceutical Co., Ltd.	14,285,777
926,030	Seven & I Holdings Co., Ltd.	38,651,852
162,700	Sony Financial Holdings, Inc.	2,285,032
1,010,800	Sumitomo Mitsui Financial Group, Inc.	35,046,116
750,603	Tokio Marine Holdings, Inc.	29,606,299

		247,234,645

	Luxembourg - 0.6%
596,533	SES S.A.	13,723,899

	Mexico - 0.5%
1,501,980	Grupo Financiero Banorte S.A.B. de C.V.	8,860,418
368,030	Infraestructura Energetica Nova, S.A.B. de C.V.	1,625,867

		10,486,285

	Netherlands - 3.0%
557,520	AerCap Holdings N.V.*	22,919,647
443,850	NXP Semiconductors N.V.*	44,385,000

		67,304,647

	Russia - 0.2%
1,034,431	Rosneft PJSC GDR	5,625,403

	South Korea - 3.1%
80,813	Hyundai Motor Co.	9,866,412
13,105	LG Household & Health Care Ltd.	9,374,506
6,764	Samsung Biologics Co., Ltd.*	803,936
18,266	Samsung Electronics Co., Ltd.	26,126,374
654,777	SK Hynix, Inc.	23,419,160

		69,590,388

	Spain - 2.9%
4,635,685	Banco Santander S.A.	22,714,975
59,371	Industria de Diseno Textil S.A.	2,071,598

The accompanying notes are an integral part of these financial statements.

75

The Hartford International Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.2% - (continued)
	Spain - 2.9% - (continued)
2,874,647	Repsol S.A.	$40,137,230

		64,923,803

	Sweden - 0.7%
856,975	Assa Abloy AB Class B	15,574,183

	Switzerland - 6.4%
368,835	Julius Baer Group Ltd.*	14,931,020
891,021	LafargeHolcim Ltd.*	47,527,696
529,001	Novartis AG	37,541,922
167,426	Zurich Insurance Group AG*	43,824,847

		143,825,485

	Taiwan - 2.6%
9,591,595	Taiwan Semiconductor Manufacturing Co., Ltd.	57,562,532

	United Kingdom - 14.6%
1,942,624	Anglo American plc*	26,962,076
458,445	AstraZeneca plc	25,670,665
3,906,600	Aviva plc	21,168,985
593,152	British American Tobacco plc	33,995,282
1,088,121	Compass Group plc	19,688,762
12,810,534	Glencore plc*	39,214,400
481,672	Hikma Pharmaceuticals plc	10,331,054
2,093,671	International Consolidated Airlines Group S.A.	11,102,415
3,668,551	Sky plc	36,675,407
649,030	Smith & Nephew plc	9,382,607
655,529	Standard Chartered plc*	5,700,422
1,434,169	Unilever N.V.	59,985,518
1,221,607	WPP plc	26,524,811

		326,402,404

	Total Common Stocks (cost $2,062,927,456)	$2,105,733,698

EXCHANGE TRADED FUNDS - 0.7%
	Other Investment Pools & Funds - 0.7%
353,990	iShares MSCI ACWI ex U.S. ETF	$14,425,092

	Total Exchange Traded Funds (cost $14,610,123)	$14,425,092

	Total Long-Term Investments (cost $2,077,537,579)	$2,120,158,790

SHORT-TERM INVESTMENTS - 4.6%
	Other Investment Pools & Funds - 4.6%
103,721,838	Fidelity Institutional Government Fund, Institutional Class	$103,721,838

	Total Short-Term Investments (cost $103,721,838)	$103,721,838

Total Investments (cost $2,181,259,417)^	99.5%	$2,223,880,628
Other Assets and Liabilities	0.5%	10,976,726

Total Net Assets	100.0%	$2,234,857,354

The accompanying notes are an integral part of these financial statements.

76

The Hartford International Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $2,202,237,693 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$112,831,154
Unrealized Depreciation	(91,188,219)

Net Unrealized Appreciation	$21,642,935

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At October 31, 2016, the aggregate value of this security was $5,912,985, which represents 0.3% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ACWI	All Country World Index
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

77

The Hartford International Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Australia	$34,151,255	$—	$34,151,255	$—
Belgium	50,323,948	48,327,378	1,996,570	—
Brazil	25,340,675	25,340,675	—	—
Canada	154,090,597	154,090,597	—	—
China	111,894,386	68,137,181	43,757,205	—
Denmark	2,149,575	—	2,149,575	—
France	264,816,545	—	264,816,545	—
Germany	199,241,602	5,912,985	193,328,617	—
Hong Kong	28,342,870	—	28,342,870	—
India	80,473,370	12,689,438	67,783,932	—
Ireland	37,020,363	—	37,020,363	—
Italy	95,634,838	—	95,634,838	—
Japan	247,234,645	—	247,234,645	—
Luxembourg	13,723,899	—	13,723,899	—
Mexico	10,486,285	10,486,285	—	—
Netherlands	67,304,647	67,304,647	—	—
Russia	5,625,403	—	5,625,403	—
South Korea	69,590,388	803,936	68,786,452	—
Spain	64,923,803	—	64,923,803	—
Sweden	15,574,183	—	15,574,183	—
Switzerland	143,825,485	—	143,825,485	—
Taiwan	57,562,532	—	57,562,532	—
United Kingdom	326,402,404	—	326,402,404	—
Exchange Traded Funds	14,425,092	14,425,092	—	—
Short-Term Investments	103,721,838	103,721,838	—	—

Total	$2,223,880,628	$511,240,052	$1,712,640,576	$—

(1)	For the year ended October 31, 2016, investments valued at $87,711,681 were transferred from Level 1 to Level 2 due to the application of a systematic fair valuation model factor, and there were no transfers from Level 2 to Level 1.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

78

The Hartford International Small Company Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4%
	Australia - 6.9%
86,275	Domino’s Pizza Enterprises Ltd.	$4,202,966
576,591	Estia Health Ltd.	1,174,706
1,867,833	Japara Healthcare Ltd.	2,666,969
822,317	Karoon Gas Australia Ltd.*	1,428,707
1,014,938	Mantra Group Ltd.	2,534,083
1,627,696	oOh!media Ltd.	5,286,449
644,089	Regis Healthcare Ltd.	1,925,942
219,600	Seek Ltd.	2,438,945
4,864,042	Spotless Group Holdings Ltd.	3,689,852
619,501	Tox Free Solutions Ltd. (Unlisted)*	1,083,885
2,416,055	Tox Free Solutions Ltd.	4,315,350

		30,747,854

	Austria - 3.2%
102,738	ams AG	2,876,768
82,458	Andritz AG	4,311,346
106,300	Buwog AG	2,569,250
33,830	Schoeller-Bleckmann Oilfield Equipment AG	2,396,951
150,532	Wienerberger AG	2,405,591

		14,559,906

	Belgium - 2.4%
29,920	Cie d’Entreprises CFE	3,298,005
66,464	D’ieteren S.A.	2,930,030
29,581	Galapagos N.V.*	1,799,847
86,638	Ontex Group N.V.	2,620,646

		10,648,528

	Denmark - 0.8%
106,866	H. Lundbeck A/S*	3,444,128

	France - 7.7%
18,751	BioMerieux	2,731,849
301,233	Coface S.A.*	1,950,548
57,085	Eurazeo S.A.	3,287,183
39,811	ID Logistics Group*	5,615,776
95,271	Imerys S.A.	6,633,186
222,829	Maisons du Monde S.A.*(1)	6,286,492
35,064	Orpea	2,918,306
18,027	Virbac S.A.*	2,868,663
19,677	Wendel S.A.	2,263,755

		34,555,758

	Germany - 2.3%
103,115	ElringKlinger AG	1,597,290
207,864	SAF-Holland S.A.	2,791,517
26,016	Sartorius AG (Preference Shares)	2,047,889
70,311	STRATEC Biomedical AG	4,019,654

		10,456,350

	Hong Kong - 0.5%
2,578,000	Value Partners Group Ltd.	2,459,118

	Ireland - 1.0%
3,329,861	Cairn Homes plc*	4,308,071

	Italy - 11.6%
1,243,169	Anima Holding S.p.A.(1)	6,056,416
519,629	Autogrill S.p.A.	4,330,923
245,252	Brunello Cucinelli S.p.A.	4,856,827
823,191	Cerved Information Solutions S.p.A.	6,625,813
91,239	DiaSorin S.p.A.	5,607,336
1,025,127	Infrastrutture Wireless Italiane S.p.A.(1)	4,846,278
432,905	Moncler S.p.A.	7,206,970

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	Italy - 11.6% - (continued)
755,429	OVS S.p.A.(1)	$4,138,284
344,737	Salvatore Ferragamo S.p.A.	8,426,808

		52,095,655

	Japan - 34.1%
47,000	Ain Holdings, Inc.	3,172,291
250,600	Alps Electric Co., Ltd.	6,011,311
105,200	Asahi Intecc Co., Ltd.	4,556,056
128,000	Casio Computer Co., Ltd.	1,782,857
506,400	Daikyonishikawa Corp.	6,556,898
29,300	Disco Corp.	3,541,283
206,600	DMG Mori Co., Ltd.	2,191,253
225,300	EPS Holdings, Inc.	2,956,641
59,900	Ezaki Glico Co., Ltd.	3,405,068
292,800	Ferrotec Corp.	3,561,042
145,600	H2O Retailing Corp.	2,162,230
180,500	Hitachi Metals Ltd.	2,256,134
533,700	Ichigo, Inc.	2,313,905
2,123,000	IHI Corp.*	5,585,009
211,600	Iida Group Holdings Co., Ltd.	4,090,122
375,900	Itoham Yonekyu Holdings, Inc.*	3,584,650
112,200	Jamco Corp.	2,313,625
983,900	Kenedix, Inc.	4,136,824
284,000	Kobe Steel Ltd.*	2,343,655
194,500	Kyudenko Corp.	6,266,154
365,400	Leopalace21 Corp.	2,375,754
203,000	Miura Co., Ltd.	3,502,912
175,500	Nippon Shinyaku Co., Ltd.	8,908,867
82,100	Nippon Shokubai Co., Ltd.	5,665,722
493,500	Sanwa Holdings Corp.	4,914,933
176,000	SCSK Corp.	6,565,306
1,941,000	Shinsei Bank Ltd.	3,138,135
1,552,000	Taiheiyo Cement Corp.	4,444,777
569,000	Takara Leben Co., Ltd.	3,859,729
194,400	Teijin Ltd.	3,756,082
356,300	Temp Holdings Co., Ltd.	6,042,743
151,800	Tenma Corp.	2,629,228
84,900	Tokyo Ohka Kogyo Co., Ltd.	3,014,595
408,400	Tokyo Steel Manufacturing Co., Ltd.	2,832,752
124,942	Tokyo TY Financial Group, Inc.	3,998,044
213,400	Toyo Tire & Rubber Co., Ltd.	3,309,912
106,700	W-Scope Corp.	1,909,055
219,200	Zenkoku Hosho Co., Ltd.	9,424,466

		153,080,020

	Luxembourg - 2.8%
159,209	BRAAS Monier Building Group S.A.	4,588,284
1,938,250	L’Occitane International S.A.	4,003,683
193,230	Reinet Investments SCA	3,818,129

		12,410,096

	Netherlands - 2.3%
131,100	IMCD Group N.V.	5,670,973
227,492	Intertrust N.V.*(1)	4,795,700

		10,466,673

	Norway - 0.9%
290,003	Kongsberg Gruppen ASA	4,141,721

	South Korea - 1.6%
56,846	Hotel Shilla Co., Ltd.	2,843,427
367,291	Nexen Tire Corp.	4,213,480

		7,056,907

The accompanying notes are an integral part of these financial statements.

79

The Hartford International Small Company Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	Spain - 1.0%
356,131	Melia Hotels International S.A.	$4,397,119

	Switzerland - 1.6%
232,691	OC Oerlikon Corp. AG	2,187,519
12,121	Tecan Group AG	1,997,304
15,848	u-blox Holding AG	2,995,681

		7,180,504

	Taiwan - 0.9%
289,000	Catcher Technology Co., Ltd.	2,262,277
731,000	Globalwafers Co., Ltd.	1,801,720

		4,063,997

	United Kingdom - 16.8%
1,618,260	AA plc	5,061,345
535,453	Abcam plc	5,702,152
1,664,825	B&M European Value Retail S.A.	4,779,678
298,969	Cineworld Group plc	1,974,207
281,041	Concentric AB	3,344,930
214,262	Consort Medical plc	2,995,770
464,378	ConvaTec Group plc*(1)	1,420,997
1,052,778	Elementis plc	3,070,401
116,757	Genus plc	2,681,004
1,747,241	Hays plc	2,918,324
167,836	Hikma Pharmaceuticals plc	3,599,800
123,839	Hill & Smith Holdings plc	1,523,555
594,238	Hunting plc	3,651,960
102,583	James Fisher & Sons plc	2,031,588
228,872	Keller Group plc	1,906,349
239,046	Kier Group plc	3,975,210
537,577	Mears Group plc	2,962,621
735,183	Ophir Energy plc*	620,698
997,501	Polypipe Group plc	3,076,774
686,097	Restaurant Group plc	3,147,365
1,302,030	Saga plc	3,158,200
1,655,161	Tyman plc	4,928,046
97,071	Ultra Electronics Holdings plc	2,205,620
288,711	UNITE Group plc	1,955,667
1,308,845	Volution Group plc	2,675,385

		75,367,646

	Total Common Stocks (cost $449,924,876)	$441,440,051

EXCHANGE TRADED FUNDS - 0.4%
	Other Investment Pools & Funds - 0.4%
33,600	Electra Private Equity plc	$1,770,493

	Total Exchange Traded Funds (cost $1,852,522)	$1,770,493

	Total Long-Term Investments (cost $451,777,398)	$443,210,544

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.3%
	Other Investment Pools & Funds - 1.3%
5,815,112	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$5,815,112

	Total Short-Term Investments (cost $5,815,112)	$5,815,112

Total Investments (cost $457,592,510)^	100.1%	$449,025,656
Other Assets and Liabilities	(0.1)%	(529,536)

Total Net Assets	100.0%	$448,496,120

The accompanying notes are an integral part of these financial statements.

80

The Hartford International Small Company Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $460,335,982 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$36,953,309
Unrealized Depreciation	(48,263,635)

Net Unrealized Depreciation	$(11,310,326)

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $27,544,167, which represents 6.1% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

81

The Hartford International Small Company Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Australia	$30,747,854	$—	$30,747,854	$—
Austria	14,559,906	—	14,559,906	—
Belgium	10,648,528	—	10,648,528	—
Denmark	3,444,128	—	3,444,128	—
France	34,555,758	11,902,268	22,653,490	—
Germany	10,456,350	—	10,456,350	—
Hong Kong	2,459,118	—	2,459,118	—
Ireland	4,308,071	—	4,308,071	—
Italy	52,095,655	4,856,827	47,238,828	—
Japan	153,080,020	—	153,080,020	—
Luxembourg	12,410,096	7,821,812	4,588,284	—
Netherlands	10,466,673	5,670,973	4,795,700	—
Norway	4,141,721	4,141,721	—	—
South Korea	7,056,907	—	7,056,907	—
Spain	4,397,119	—	4,397,119	—
Switzerland	7,180,504	—	7,180,504	—
Taiwan	4,063,997	—	4,063,997	—
United Kingdom	75,367,646	25,027,694	50,339,952	—
Exchange Traded Funds	1,770,493	1,770,493	—	—
Short-Term Investments	5,815,112	5,815,112	—	—

Total	$449,025,656	$67,006,900	$382,018,756	$—

(1)	For the year ended October 31, 2016, investments valued at $11,744,641 were transferred from Level 1 to Level 2 due to the application of a systematic fair valuation model factor, and investments valued at $17,885,982 were transferred from Level 2 to Level 1 due to the discontinuation of a systematic fair valuation model factor.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

82

The Hartford International Value Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.6%
	Australia - 0.6%
3,548,293	Resolute Mining Ltd.	$4,191,417
2,323,311	Western Areas Ltd.*	4,357,639

		8,549,056

	Austria - 0.5%
407,272	Zumtobel Group AG	7,144,140

	Belgium - 1.5%
345,146	Ageas	12,609,361
1,083,160	AGFA-Gevaert N.V.*	4,501,726
276,701	Orange Belgium S.A.*	6,231,988

		23,343,075

	Brazil - 1.5%
691,500	Cia Paranaense de Energia (Preference Shares)	7,918,022
12,786	Petro Rio S.A.*	64,090
868,315	Petroleo Brasileiro S.A. ADR*	10,133,236
372,700	Telefonica Brasil S.A. (Preference Shares)	5,392,007

		23,507,355

	Canada - 2.3%
419,360	Barrick Gold Corp.	7,378,585
1,122,900	Centerra Gold, Inc.	5,676,032
1,816,359	Eldorado Gold Corp.*	5,739,695
3,076,800	Ivanhoe Mines Ltd. Class A*	4,794,238
1,423,770	Kinross Gold Corp.*	5,495,752
383,200	Northern Dynasty Minerals Ltd.*	319,976
454,340	Painted Pony Petroleum Ltd.*	2,784,370
1,133,639	Uranium Participation Corp.*	3,144,067

		35,332,715

	China - 0.5%
19,309,390	Daphne International Holdings Ltd.*	2,534,696
814,107	Sinovac Biotech Ltd.*	5,039,323

		7,574,019

	Denmark - 0.8%
371,451	D/S Norden A/S*	5,289,490
210,902	H. Lundbeck A/S*	6,797,050

		12,086,540

	France - 10.5%
1,698,295	Air France-KLM*	10,352,287
344,625	Alstom S.A.*	9,260,650
322,905	BNP Paribas S.A.	18,723,083
373,317	Cie de Saint-Gobain	16,576,459
904,839	Coface S.A.*	5,859,026
40,652	Devoteam S.A.	2,195,140
680,869	Engie S.A.	9,819,300
251,827	Metropole Television S.A.	4,387,728
68,804	Renault S.A.	5,983,321
640,603	Rexel S.A.	8,884,678
378,517	Societe Generale S.A.	14,765,003
65,504	Sopra Steria Group	6,663,952
762,041	Television Francaise	7,018,679
79,702	Thales S.A.	7,498,757
552,529	Total S.A.	26,468,847
101,141	Vicat S.A.	6,358,930

		160,815,840

	Germany - 3.7%
964,035	Deutsche Lufthansa AG	12,338,782
670,208	E.ON SE	4,911,857
204,451	Hamburger Hafen und Logistik AG	3,249,863

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.6% - (continued)
	Germany - 3.7% - (continued)
830,246	Kontron AG*	$2,852,066
298,354	METRO AG	8,936,961
152,716	Rheinmetall AG	10,601,217
394,863	RWE AG*	6,281,948
221,586	Salzgitter AG	7,283,968

		56,456,662

	Greece - 0.8%
1,092,941	Alpha Bank A.E.*	1,868,781
1,056,955	Hellenic Telecommunications Organization S.A.	9,692,549

		11,561,330

	Hong Kong - 1.1%
8,317,738	AMVIG Holdings Ltd.	2,807,722
574,740	Dah Sing Financial Holdings Ltd.	3,898,487
139,003,680	G-Resources Group Ltd.	2,442,348
35,872,000	NetMind Financial Holdings Ltd.*	322,506
12,247,050	New World Department Store China Ltd.	1,799,644
37,526,000	Pacific Basin Shipping Ltd.*	5,603,210

		16,873,917

	Hungary - 0.5%
4,451,476	Magyar Telekom Telecommunications plc	7,359,825

	India - 1.0%
2,188,359	Allahabad Bank*	2,466,142
1,036,966	Canara Bank*	4,886,133
2,202,124	Corp. Bank*	1,403,197
3,022,081	NTPC Ltd.	6,837,756

		15,593,228

	Indonesia - 0.1%
1,087,200	Indo Tambangraya Megah Tbk PT	1,193,296

	Italy - 3.5%
833,084	Assicurazioni Generali S.p.A.	10,761,231
1,670,988	Banca Popolare dell’Emilia Romagna SC	7,852,090
478,188	Buzzi Unicem S.p.A.	9,299,656
1,377,724	Eni S.p.A.	19,993,886
41,322	Geox S.p.A.	89,011
2,438,308	UniCredit S.p.A.	6,050,928

		54,046,802

	Japan - 37.3%
1,636	Aichi Steel Corp.	78,773
593,860	Aisan Industry Co., Ltd.	4,834,482
62,340	Alpha Systems, Inc.	1,049,880
661,000	Alpine Electronics, Inc.	8,823,217
265,820	Avex Group Holdings, Inc.	3,516,093
267,200	Benesse Holdings, Inc.	7,001,227
437,280	Canon, Inc.	12,562,186
179,800	Cawachi Ltd.	4,627,278
310,200	Chubu Steel Plate Co., Ltd.	1,571,369
1,127,600	Citizen Watch Co., Ltd.	6,336,884
231,660	CMIC Holdings Co., Ltd.	3,440,948
718,750	Dai-ichi Life Holdings, Inc.	10,537,571
212,710	Dena Co., Ltd.	6,843,281
226,000	Eighteenth Bank Ltd.	700,885
167,173	Eisai Co., Ltd.	10,653,551
153,200	en-japan, Inc.	2,951,868
311,550	Exedy Corp.	8,901,631
80,720	Fujimi, Inc.	1,255,646
3,106,830	Fujitsu Ltd.	18,426,998
674,650	Funai Electric Co., Ltd.	5,500,701

The accompanying notes are an integral part of these financial statements.

83

The Hartford International Value Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.6% - (continued)
	Japan - 37.3% - (continued)
160,190	Gendai Agency, Inc.	$802,914
1,424,530	Gree, Inc.	7,899,160
333,330	Hisaka Works Ltd.	2,616,845
65,420	Hitachi Chemical Co., Ltd.	1,529,313
681,480	Honda Motor Co., Ltd.	20,390,975
357,870	Honeys Co., Ltd.	4,210,864
839,550	Hosiden Corp.	6,226,323
736,410	Inpex Corp.	6,869,796
56,500	Itochu Techno-Solutions Corp.	1,393,363
235,700	Japan Digital Laboratory Co., Ltd.	3,663,039
331,430	Japan Petroleum Exploration Co., Ltd.	7,251,683
398,180	Japan Steel Works Ltd.	8,552,582
838,080	JSR Corp.	12,735,855
545,560	Keihin Corp.	8,918,260
343,240	Kuroda Electric Co., Ltd.	6,678,402
419,300	Kyoei Steel Ltd.	7,987,096
192,660	Melco Holdings, Inc.	5,216,143
269,600	Mimasu Semiconductor Industry Co., Ltd.	3,430,996
231,100	Miraial Co., Ltd.	1,644,242
1,916,800	Mitsubishi Motors Corp.	10,640,886
4,040,540	Mitsubishi UFJ Financial Group, Inc.	20,848,412
547,250	Mitsui Chemicals, Inc.	2,695,018
285,390	Mitsumi Electric Co., Ltd.*	1,732,909
7,886,700	Mizuho Financial Group, Inc.	13,279,247
981,810	NET One Systems Co., Ltd.	7,131,222
425,720	Neturen Co., Ltd.	3,450,703
946,790	Nichicon Corp.	8,114,461
692,800	Nikon Corp.	10,470,224
35,510	Nintendo Co., Ltd.	8,560,047
2,732,000	Nippon Chemi-Con Corp.	4,752,600
116,660	Nishimatsuya Chain Co., Ltd.	1,642,277
502,300	Nissin Kogyo Co., Ltd.	7,431,584
55,170	Nitto Denko Corp.	3,843,601
490,500	NOK Corp.	11,053,773
808,020	Oita Bank Ltd.	3,060,245
1,522,000	Pacific Metals Co., Ltd.*	4,580,326
173,710	PAL GROUP Holdings Co., Ltd.	4,303,665
3,940,200	Pioneer Corp.*	9,663,838
109,440	Proto Corp.	1,241,271
375,270	Relia, Inc.	3,595,995
228,230	Rohm Co., Ltd.	11,996,815
1,971,000	Sanyo Shokai Ltd.	3,173,900
496,150	Shinkawa Ltd.*	3,212,781
1,210,010	Shinko Electric Industries Co., Ltd.	7,798,013
564,100	Showa Corp.	3,692,134
540,580	Sumitomo Bakelite Co., Ltd.	2,935,726
2,003,000	Sumitomo Heavy Industries Ltd.	10,544,815
544,430	Sumitomo Mitsui Financial Group, Inc.	18,876,293
142,300	Sumitomo Mitsui Trust Holdings, Inc.	4,801,596
258,500	Sumitomo Real Estate Sales Co., Ltd. REIT	5,842,555
550,550	Sumitomo Riko Co., Ltd.	5,273,496
36,700	Suzuken Co., Ltd. / Aichi Japan	1,178,751
1,351,440	T&D Holdings, Inc.	16,342,760
146,000	Taiyo Yuden Co., Ltd.	1,559,758
360,870	Takeda Pharmaceutical Co., Ltd.	16,139,887
600,570	Tochigi Bank Ltd.	2,895,500
587,230	Tokai Rika Co., Ltd.	11,012,132
294,980	Tokyo Seimitsu Co., Ltd.	8,047,811
947,070	Tokyo Steel Manufacturing Co., Ltd.	6,569,085
1,827,630	Toshiba Machine Co., Ltd.	6,600,691
2,410,000	Toyo Engineering Corp.	8,255,462

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.6% - (continued)
	Japan - 37.3% - (continued)
431,480	Toyoda Gosei Co., Ltd.	$9,887,216
461,280	Ushio, Inc.	5,564,820
348,990	Xebio Holdings Co., Ltd.	5,417,423
463,870	Yamanashi Chuo Bank Ltd.	2,268,724
280,160	Yamato Kogyo Co., Ltd.	7,887,826
102,200	Yodogawa Steel Works Ltd.	2,790,335

		570,290,929

	Netherlands - 4.3%
790,832	Delta Lloyd N.V.	4,777,679
1,084,888	ING Groep N.V.	14,241,337
281,628	Koninklijke Philips N.V.	8,486,061
3,190,338	PostNL N.V.*	15,025,419
890,933	Royal Dutch Shell plc Class B	22,979,392

		65,509,888

	Norway - 1.0%
333,666	Statoil ASA	5,447,433
1,871,519	Storebrand ASA*	9,625,470

		15,072,903

	Russia - 2.4%
2,411,654	Gazprom PJSC ADR	10,398,758
278,370	Lukoil PJSC ADR	13,540,560
539,000	Sberbank of Russia PJSC ADR	5,104,971
1,665,000	Surgutneftegas OJSC ADR	7,259,400

		36,303,689

	South Africa - 1.1%
254,132	Anglo American Platinum Ltd.*	6,008,617
1,533,593	Impala Platinum Holdings Ltd.*	6,196,716
2,156,863	Raubex Group Ltd.	4,019,799

		16,225,132

	South Korea - 2.3%
311,188	KB Financial Group, Inc.	11,519,183
475,274	KT Corp.	13,407,333
163,272	Shinhan Financial Group Co., Ltd.	6,245,836
363,676	Tongyang Life Insurance Co., Ltd.	3,810,170

		34,982,522

	Spain - 2.1%
390,041	Almirall S.A.	5,606,889
6,595,722	Banco Popular Espanol S.A.	7,216,591
3,298,794	CaixaBank S.A.	9,953,739
970,360	Telefonica S.A.	9,859,443

		32,636,662

	Sweden - 0.8%
1,778,398	Qliro Group AB*	1,840,982
2,203,734	Telefonaktiebolaget LM Ericsson Class B	10,690,004

		12,530,986

	Switzerland - 5.0%
131,768	Adecco Group AG	7,824,377
147,830	Julius Baer Group Ltd.*	5,984,390
310,102	LafargeHolcim Ltd.*	16,541,062
122,439	Oriflame Holding AG*	4,498,338
1,355,367	STMicroelectronics N.V.	12,907,740
1,285,643	UBS Group AG	18,175,982
42,383	Zurich Insurance Group AG*	11,094,027

		77,025,916

The accompanying notes are an integral part of these financial statements.

84

The Hartford International Value Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.6% - (continued)
	Taiwan - 0.6%
16,141,900	Compal Electronics, Inc.	$9,598,244

	United Kingdom - 8.8%
844,593	Anglo American plc*	11,722,279
379,727	AstraZeneca plc	21,262,844
5,030,545	BP plc	29,739,094
4,681,470	Hays plc	7,819,211
4,119,597	HSBC Holdings plc	31,025,248
3,502,050	J Sainsbury plc	10,737,433
552,657	Lonmin plc*	1,288,593
697,937	Marks & Spencer Group plc	2,903,967
4,109,655	SIG plc	5,558,394
1,533,254	Standard Chartered plc*	13,333,040
11,809	SThree plc	34,546

		135,424,649

	Total Common Stocks (cost $1,465,534,932)	$1,447,039,320

	Total Long-Term Investments (cost $1,465,534,932)	$1,447,039,320

SHORT-TERM INVESTMENTS - 4.3%
	Other Investment Pools & Funds - 4.3%
65,273,004	Fidelity Institutional Government Fund, Institutional Class	$65,273,004

	Total Short-Term Investments (cost $65,273,004)	$65,273,004

Total Investments (cost $1,530,807,936)^	98.9%	$1,512,312,324
Other Assets and Liabilities	1.1%	17,155,778

Total Net Assets	100.0%	$1,529,468,102

The accompanying notes are an integral part of these financial statements.

85

The Hartford International Value Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $1,578,994,119 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$115,093,016
Unrealized Depreciation	(181,774,811)

Net Unrealized Depreciation	$(66,681,795)

*	Non-income producing.

Futures Contracts Outstanding at October 31, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EAFE (mini MSCI) Index Future	455	12/16/2016	$38,166,834	$37,894,675	$(272,159)

Total futures contracts					$(272,159)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International

Other Abbreviations:
ADR	American Depositary Receipt
OJSC	Open Joint Stock Company
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

86

The Hartford International Value Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Australia	$8,549,056	$—	$8,549,056	$—
Austria	7,144,140	—	7,144,140	—
Belgium	23,343,075	—	23,343,075	—
Brazil	23,507,355	23,507,355	—	—
Canada	35,332,715	35,332,715	—	—
China	7,574,019	5,039,323	2,534,696	—
Denmark	12,086,540	—	12,086,540	—
France	160,815,840	2,195,140	158,620,700	—
Germany	56,456,662	—	56,456,662	—
Greece	11,561,330	—	11,561,330	—
Hong Kong	16,873,917	—	16,873,917	—
Hungary	7,359,825	7,359,825	—	—
India	15,593,228	—	15,593,228	—
Indonesia	1,193,296	—	1,193,296	—
Italy	54,046,802	—	54,046,802	—
Japan	570,290,929	—	570,290,929	—
Netherlands	65,509,888	—	65,509,888	—
Norway	15,072,903	—	15,072,903	—
Russia	36,303,689	7,259,400	29,044,289	—
South Africa	16,225,132	4,019,799	12,205,333	—
South Korea	34,982,522	—	34,982,522	—
Spain	32,636,662	—	32,636,662	—
Sweden	12,530,986	1,840,982	10,690,004	—
Switzerland	77,025,916	—	77,025,916	—
Taiwan	9,598,244	—	9,598,244	—
United Kingdom	135,424,649	5,592,940	129,831,709	—
Short-Term Investments	65,273,004	65,273,004	—	—

Total	$1,512,312,324	$157,420,483	$1,354,891,841	$—

Liabilities
Futures Contracts(2)	$(272,159)	$(272,159)	$—	$—

Total	$(272,159)	$(272,159)	$—	$—

(1)	For the year ended October 31, 2016, investments valued at $33,883,984 were transferred from Level 1 to Level 2 due to the application of a systematic fair valuation model factor, and investments valued at $12,357,190 were transferred from Level 2 to Level 1 due to the discontinuation of a systematic fair valuation model factor.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

87

International/Global Equity Funds

Statements of Assets and Liabilities

October 31, 2016

	Hartford Emerging Markets Equity Fund	Hartford Environmental Opportunities Fund	Hartford Global Capital Appreciation Fund
Assets:
Investments in securities, at market value	$80,518,106	$29,643,781	$1,016,587,742
Cash	—	—	17,503
Cash collateral due from broker	34,000	—	—
Foreign currency	294,682	3	102,633
Unrealized appreciation on foreign currency contracts	—	—	531,701
Receivables:
Investment securities sold	1,952,597	945,672	29,011,296
Fund shares sold	51,570	47,990	1,084,998
Dividends and interest	57,031	114,095	2,057,907
Variation margin on financial derivative instruments	3,910	—	—
Other assets	44,471	27,126	111,998

Total assets	82,956,367	30,778,667	1,049,505,778

Liabilities:
Payables:
Investment securities purchased	2,019,793	761,304	21,153,470
Fund shares redeemed	36,756	—	2,378,322
Investment management fees	75,388	20,316	706,148
Transfer agent fees	3,211	84	153,584
Accounting services fees	1,713	635	12,429
Board of Directors’ fees	278	156	2,018
Variation margin on financial derivative instruments	—	—	—
Foreign taxes	146,942	—	—
Distribution fees	3,652	2,058	347,734
Audit fees	—	34,621	—
Accrued expenses	39,453	2,428	132,998

Total liabilities	2,327,186	821,602	24,886,703

Net assets	$80,629,181	$29,957,065	$1,024,619,075

Summary of Net Assets:
Capital stock and paid-in-capital	$101,021,511	$26,069,672	$1,109,254,511
Undistributed (distributions in excess of) net investment income	856,824	329,775	5,666,875
Accumulated net realized gain (loss)	(28,115,295)	593,080	(94,042,296)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	6,866,141	2,964,538	3,739,985

Net assets	$80,629,181	$29,957,065	$1,024,619,075

Shares authorized	600,000,000	125,000,000	1,000,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$7.65	$11.53	$15.61

Maximum offering price per share	$8.10	$12.20	$16.52

Shares outstanding	1,417,664	129,163	41,144,143

Net Assets	$10,848,083	$1,489,087	$642,111,073

Class B: Net asset value per share	$—	$—	$14.17

Shares outstanding	—	—	372,631

Net Assets	$—	$—	$5,278,900

Class C: Net asset value per share	$7.49	$11.47	$14.24

Shares outstanding	202,955	104,212	15,215,165

Net Assets	$1,520,200	$1,195,607	$216,714,060

Class I: Net asset value per share	$7.64	$11.55	$16.10

Shares outstanding	348,781	1,861,951	6,675,898

Net Assets	$2,665,415	$21,506,200	$107,469,213

Class R3: Net asset value per share	$7.58	$11.50	$15.36

Shares outstanding	21,744	100,001	1,801,732

Net Assets	$164,850	$1,149,688	$27,679,566

The accompanying notes are an integral part of these financial statements.

88

International/Global Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

Hartford Global Equity Income Fund	Hartford International Equity Fund	The Hartford International Growth Fund	The Hartford International Opportunities Fund	The Hartford International Small Company Fund	The Hartford International Value Fund

$135,911,150	$29,275,145	$193,268,567	$2,223,880,628	$449,025,656	$1,512,312,324
—	421	—	—	—	—
—	—	—	—	—	1,911,000
35	92,232	253,759	247,657	82,237	283
311,288	—	—	—	—	—

487,694	206,026	3,355,285	41,771,607	493,013	7,267,858
662,469	41,866	931,232	6,606,302	293,733	6,074,334
397,090	101,949	658,048	6,433,505	1,342,575	6,217,898
—	—	—	—	—	—
46,692	61,124	82,512	82,921	32,676	59,118

137,816,418	29,778,763	198,549,403	2,279,022,620	451,269,890	1,533,842,815

287,586	120,883	2,822,491	39,336,301	1,743,897	726,711
571,395	36,161	572,277	3,017,161	565,766	2,172,109
88,235	17,683	143,199	1,262,390	350,367	1,016,732
24,640	3,308	38,493	134,185	22,910	123,194
2,118	505	3,369	34,075	7,007	22,877
382	177	494	2,640	939	1,485
—	—	—	—	—	17,042
—	—	—	—	—	49,779
33,894	4,681	40,157	208,905	29,330	123,577
—	—	—	—	—	—
40,146	35,725	51,280	169,609	53,554	121,207

1,048,396	219,123	3,671,760	44,165,266	2,773,770	4,374,713

$136,768,022	$29,559,640	$194,877,643	$2,234,857,354	$448,496,120	$1,529,468,102

$160,163,667	$30,220,257	$303,053,073	$2,241,625,501	$459,914,048	$1,520,784,821
240,486	485,595	2,271,841	29,694,888	1,978,281	20,456,990
(22,732,563)	(1,871,093)	(120,887,694)	(78,724,921)	(4,759,927)	7,241,372
(903,568)	724,881	10,440,423	42,261,886	(8,636,282)	(19,015,081)

$136,768,022	$29,559,640	$194,877,643	$2,234,857,354	$448,496,120	$1,529,468,102

900,000,000	525,000,000	500,000,000	700,000,000	500,000,000	550,000,000

$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

$10.73	$9.37	$12.24	$14.36	$13.61	$15.02

$11.35	$9.92	$12.95	$15.20	$14.40	$15.89

10,010,068	1,122,547	8,910,929	33,691,186	4,520,842	29,642,519

$107,363,324	$10,518,737	$109,049,170	$483,834,760	$61,507,340	$445,154,037

$10.52	$9.31	$11.27	$12.97	$12.67	$—

30,575	12,903	80,771	104,396	25,064	—

$321,662	$120,175	$910,595	$1,354,431	$317,500	$—

$10.47	$9.25	$11.26	$12.61	$12.32	$14.80

1,147,760	279,088	1,306,542	4,322,685	909,251	2,355,568

$12,015,006	$2,582,731	$14,705,681	$54,506,912	$11,202,314	$34,860,379

$10.74	$9.44	$12.16	$14.31	$13.53	$15.19

1,059,802	541,401	2,914,461	18,981,014	4,916,670	45,129,000

$11,385,250	$5,108,854	$35,436,728	$271,706,589	$66,524,921	$685,402,893

$10.72	$9.37	$12.33	$14.58	$13.69	$15.14

19,582	11,752	83,266	4,003,718	653,925	36,014

$209,832	$110,076	$1,026,915	$58,367,286	$8,953,954	$545,275

The accompanying notes are an integral part of these financial statements.

89

International/Global Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

	Hartford Emerging Markets Equity Fund	Hartford Environmental Opportunities Fund	Hartford Global Capital Appreciation Fund
Class R4: Net asset value per share	$7.61	$11.52	$15.85

Shares outstanding	5,250	100,001	1,090,798

Net Assets	$39,938	$1,151,998	$17,290,500

Class R5: Net asset value per share	$7.59	$11.54	$16.19

Shares outstanding	1,667	100,001	33,348

Net Assets	$12,659	$1,154,313	$539,888

Class R6: Net asset value per share	$—	$11.55	$—

Shares outstanding	—	100,001	—

Net Assets	$—	$1,155,086	$—

Class Y: Net asset value per share	$7.64	$11.55	$16.35

Shares outstanding	8,562,595	100,001	460,994

Net Assets	$65,378,036	$1,155,086	$7,535,875

Cost of investments	$73,497,906	$26,678,098	$1,013,285,556
Cost of foreign currency	$294,680	$3	$102,641

The accompanying notes are an integral part of these financial statements.

90

International/Global Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

Hartford Global Equity Income Fund	Hartford International Equity Fund	The Hartford International Growth Fund	The Hartford International Opportunities Fund	The Hartford International Small Company Fund	The Hartford International Value Fund
$10.76	$9.40	$12.55	$14.84	$13.77	$15.12

15,361	26,703	839,938	9,418,497	553,217	111,040

$165,317	$250,957	$10,542,162	$139,730,863	$7,619,383	$1,678,889

$10.75	$9.38	$12.67	$14.98	$13.86	$15.24

18,663	1,205	467,755	6,803,585	142,471	46,479

$200,620	$11,301	$5,924,508	$101,935,991	$1,975,281	$708,119

$—	$—	$—	$15.06	$—	$—

—	—	—	1,963,284	—	—

$—	$—	$—	$29,571,187	$—	$—

$10.63	$9.44	$12.71	$15.07	$13.88	$15.48

480,465	1,150,252	1,360,077	72,608,598	20,927,488	23,334,043

$5,107,011	$10,856,809	$17,281,884	$1,093,849,335	$290,395,427	$361,118,510

$137,112,955	$28,545,656	$182,799,237	$2,181,259,417	$457,592,510	$1,530,807,936
$82	$92,257	$253,756	$248,221	$82,188	$283

The accompanying notes are an integral part of these financial statements.

91

International/Global Equity Funds

Statements of Operations

For the Year Ended October 31, 2016

	Hartford Emerging Markets Equity Fund	Hartford Environmental Opportunities Fund(1)	Hartford Global Capital Appreciation Fund
Investment Income:
Dividends	$2,783,403	$579,184	$23,057,678
Interest	6,321	6,246	78,633
Less: Foreign tax withheld	(267,918)	(31,042)	(1,068,851)

Total investment income, net	2,521,806	554,388	22,067,460

Expenses:
Investment management fees	1,043,864	153,238	8,636,990
Administrative services fees
Class R3	1,256	1,504	57,406
Class R4	778	1,130	24,553
Class R5	501	754	627
Transfer agent fees
Class A	28,658	144	1,306,769
Class B	—	—	42,208
Class C	5,235	24	311,713
Class I	1,227	50	106,726
Class R3	119	—	3,794
Class R4	48	—	994
Class R5	3	—	160
Class R6	—	—	—
Class Y	1,231	11	455
Distribution fees
Class A	22,180	2,019	1,670,160
Class B	—	—	114,205
Class C	21,525	7,643	2,348,750
Class R3	3,139	3,761	142,772
Class R4	1,296	1,882	40,921
Custodian fees	29,483	4,297	87,676
Registration and filing fees	90,977	4,922	136,193
Accounting services fees	23,724	4,789	152,759
Board of Directors’ fees	3,796	1,162	35,610
Audit fees	79,763	34,621	72,362
Other expenses	26,066	25,968	428,322

Total expenses (before waivers and fees paid indirectly)	1,384,869	247,919	15,722,125
Expense waivers	(69,929)	(56,530)	(456,895)
Transfer agent fee waivers	(2,041)	—	(8,013)
Commission recapture	—	—	(32,908)

Total waivers and fees paid indirectly	(71,970)	(56,530)	(497,816)

Total expenses, net	1,312,899	191,389	15,224,309

Net Investment Income (Loss)	1,208,907	362,999	6,843,151

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(27,460,344)	558,125	(82,720,888)
Less: Foreign taxes paid on realized capital gains	(25,228)	—	—
Net realized gain (loss) on futures contracts	(391,226)	—	—
Net realized gain (loss) on foreign currency contracts	(246)	—	(952,504)
Net realized gain (loss) on other foreign currency transactions	(32,857)	(3,678)	(176,440)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(27,909,901)	554,447	(83,849,832)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	23,471,737	2,965,683	53,017,811
Net unrealized appreciation (depreciation) of futures contracts	(7,789)	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	—	398,433
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	15,240	(1,145)	(33,254)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	23,479,188	2,964,538	53,382,990

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(4,430,713)	3,518,985	(30,466,842)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,221,806)	$3,881,984	$(23,623,691)

(1)	Commenced operations on February 29, 2016

The accompanying notes are an integral part of these financial statements.

92

International/Global Equity Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2016

Hartford Global Equity Income Fund	Hartford International Equity Fund	The Hartford International Growth Fund	The Hartford International Opportunities Fund	The Hartford International Small Company Fund	The Hartford International Value Fund

$5,758,486	$889,708	$5,246,225	$52,946,193	$9,942,522	$38,375,828
10,408	2,618	11,144	315,102	23,633	216,133
(284,406)	(75,877)	(398,789)	(4,862,457)	(824,129)	(3,332,914)

5,484,488	816,449	4,858,580	48,398,838	9,142,026	35,259,047

1,153,520	211,859	1,732,468	12,972,788	4,047,210	10,412,568

409	980	2,277	103,054	19,652	1,101
261	687	14,199	190,702	11,218	2,496
232	338	6,376	97,197	1,550	615

243,710	26,165	328,322	1,079,513	163,592	822,573
3,460	720	10,326	18,286	4,572	—
28,887	5,876	40,278	110,801	30,789	41,841
7,272	5,715	59,115	247,577	87,800	593,016
152	254	766	3,560	324	152
125	175	386	5,563	298	204
26	3	284	3,015	201	108
—	—	—	587	—	—
380	158	294	13,470	4,183	3,541

272,246	27,974	284,721	1,299,171	173,081	971,629
7,296	3,481	15,539	28,272	6,438	—
128,148	26,325	166,732	570,157	139,237	382,180
1,023	2,450	5,685	257,634	49,131	2,753
435	1,145	23,665	317,836	18,697	4,159
8,684	56,503	22,276	123,573	29,112	99,474
112,236	101,182	108,050	166,541	109,839	168,236
27,684	6,053	40,764	347,985	80,944	231,902
6,052	1,799	7,320	57,866	14,321	39,282
31,066	57,464	55,743	74,691	47,473	62,748
78,432	20,532	121,662	539,407	122,344	401,959

2,111,736	557,838	3,047,248	18,629,246	5,162,006	14,242,537
(183,857)	(225,680)	(395,117)	—	(6,279)	—
(1,282)	—	(5,681)	(9,817)	(2,649)	—
(894)	(88)	(227)	(22,278)	(992)	(934)

(186,033)	(225,768)	(401,025)	(32,095)	(9,920)	(934)

1,925,703	332,070	2,646,223	18,597,151	5,152,086	14,241,603

3,558,785	484,379	2,212,357	29,801,687	3,989,940	21,017,444

(19,849,136)	(1,598,050)	(9,428,020)	(71,863,375)	(1,886,620)	22,990,094
—	—	—	—	—	(201,909)
—	—	—	—	—	(1,120,008)
138,181	558	—	—	—	205
(107,956)	16,551	(4,052)	(588,660)	87,225	487,207

(19,818,911)	(1,580,941)	(9,432,072)	(72,452,035)	(1,799,395)	22,155,589

9,796,919	1,193,803	5,450,008	11,663,189	(21,012,493)	77,896,171
—	—	—	—	—	(416,758)
55,747	—	—	—	—	—
(5,018)	(1,163)	(8,719)	(119,971)	(39,594)	(159,190)

9,847,648	1,192,640	5,441,289	11,543,218	(21,052,087)	77,320,223

(9,971,263)	(388,301)	(3,990,783)	(60,908,817)	(22,851,482)	99,475,812

$(6,412,478)	$96,078	$(1,778,426)	$(31,107,130)	$(18,861,542)	$120,493,256

The accompanying notes are an integral part of these financial statements.

93

International/Global Equity Funds

Statements of Changes in Net Assets

	Hartford Emerging Markets Equity Fund		Hartford Environmental Opportunities Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Period Ended October 31, 2016(1)
Operations:
Net investment income (loss)	$1,208,907	$2,445,894	$362,999
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(27,909,901)	4,340,607	554,447
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	23,479,188	(30,301,799)	2,964,538

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,221,806)	(23,515,298)	3,881,984

Distributions to Shareholders:
From net investment income
Class A	(158,308)	(62,853)	—
Class B	—	—	—
Class C	(26,044)	—	—
Class I	(63,602)	(31,683)	—
Class R3	(30,720)	(6,929)	—
Class R4	(33,246)	(12,078)	—
Class R5	(38,278)	(17,728)	—
Class R6	—	—	—
Class Y	(1,980,961)	(1,908,998)	—

Total from net investment income	(2,331,159)	(2,040,269)	—

From net realized gain on investments
Class A	(111,461)	(768,362)	—
Class B	—	—	—
Class C	(31,283)	(187,327)	—
Class I	(36,743)	(219,131)	—
Class R3	(23,751)	(135,221)	—
Class R4	(22,146)	(129,196)	—
Class R5	(22,058)	(130,052)	—
Class R6	—	—	—
Class Y	(2,348,867)	(12,927,458)	—

Total from net realized gain on investments	(2,596,309)	(14,496,747)	—

Total distributions	(4,927,468)	(16,537,016)	—

Capital Share Transactions:
Sold	53,722,076	33,236,817	26,086,510
Issued on reinvestment of distributions	4,924,014	16,522,971	—
Redeemed	(151,024,429)	(31,461,380)	(11,429)

Net increase (decrease) from capital share transactions	(92,378,339)	18,298,408	26,075,081

Net Increase (Decrease) in Net Assets	(100,527,613)	(21,753,906)	29,957,065

Net Assets:
Beginning of period	181,156,794	202,910,700	—

End of period	$80,629,181	$181,156,794	$29,957,065

Undistributed (distributions in excess of) net investment income	$856,824	$1,936,193	$329,775

(1)	Commenced operations on February 29, 2016

The accompanying notes are an integral part of these financial statements.

94

International/Global Equity Funds

Statements of Changes in Net Assets – (continued)

Hartford Global Capital Appreciation Fund		Hartford Global Equity Income Fund		Hartford International Equity Fund
For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

$6,843,151	$6,644,718	$3,558,785	$6,571,982	$484,379	$295,733
(83,849,832)	74,062,243	(19,818,911)	(268,468)	(1,580,941)	567,130
53,382,990	(74,580,461)	9,847,648	(7,323,330)	1,192,640	(1,629,606)

(23,623,691)	6,126,500	(6,412,478)	(1,019,816)	96,078	(766,743)

(7,155,514)	(2,519,821)	(2,954,346)	(1,901,683)	(145,581)	(110,098)
—	—	(13,978)	(20,062)	(2,741)	—
(993,070)	—	(259,788)	(156,081)	(11,640)	(3,823)
(1,418,663)	(730,443)	(139,776)	(52,186)	(64,283)	(22,053)
(283,950)	(76,256)	(3,986)	(7,704)	(11,926)	(7,164)
(192,044)	(51,833)	(3,125)	(11,406)	(13,611)	(10,312)
(7,237)	(9,371)	(5,540)	(13,983)	(15,699)	(12,812)
(99,323)	(1,489,622)	(187,842)	(4,350,564)	(165,056)	(134,079)

(10,149,801)	(4,877,346)	(3,568,381)	(6,513,669)	(430,537)	(300,341)

(37,106,383)	(113,435,449)	—	(3,433,336)	(177,117)	(306,590)
(1,123,030)	(7,540,897)	—	(94,968)	(11,193)	(23,073)
(14,893,034)	(47,257,647)	—	(474,995)	(38,322)	(50,320)
(5,699,440)	(18,073,143)	—	(82,785)	(62,705)	(46,507)
(1,647,282)	(5,040,876)	—	(20,323)	(16,696)	(31,538)
(813,284)	(1,641,373)	—	(24,044)	(15,589)	(29,439)
(29,632)	(230,793)	—	(28,736)	(14,293)	(27,284)
(9,442,563)	(31,496,913)	—	(8,163,878)	(143,538)	(273,857)

(70,754,648)	(224,717,091)	—	(12,323,065)	(479,453)	(788,608)

(80,904,449)	(229,594,437)	(3,568,381)	(18,836,734)	(909,990)	(1,088,949)

140,663,770	156,480,642	39,792,703	54,461,443	5,929,090	10,748,008
77,986,224	221,568,919	3,487,155	18,588,689	908,365	1,086,823
(433,295,360)	(243,075,480)	(198,065,067)	(35,420,361)	(11,401,995)	(4,740,331)

(214,645,366)	134,974,081	(154,785,209)	37,629,771	(4,564,540)	7,094,500

(319,173,506)	(88,493,856)	(164,766,068)	17,773,221	(5,378,452)	5,238,808

1,343,792,581	1,432,286,437	301,534,090	283,760,869	34,938,092	29,699,284

$1,024,619,075	$1,343,792,581	$136,768,022	$301,534,090	$29,559,640	$34,938,092

$5,666,875	$8,177,870	$240,486	$497,355	$485,595	$349,055

The accompanying notes are an integral part of these financial statements.

95

International/Global Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford International Growth Fund		The Hartford International Opportunities Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$2,212,357	$1,589,277	$29,801,687	$17,811,588
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(9,432,072)	(113,080)	(72,452,035)	23,287,303
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	5,441,289	(6,698,215)	11,543,218	(19,624,297)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,778,426)	(5,222,018)	(31,107,130)	21,474,594

Distributions to Shareholders:
From net investment income
Class A	(817,837)	(198,241)	(3,966,872)	(5,100,628)
Class B	—	—	—	(8,189)
Class C	(17,254)	—	(104,103)	(319,183)
Class I	(377,253)	(108,250)	(1,577,287)	(1,385,495)
Class R3	(6,888)	—	(236,842)	(381,545)
Class R4	(79,565)	(6,043)	(899,125)	(1,235,881)
Class R5	(67,831)	(1,795)	(1,014,293)	(1,202,064)
Class R6	—	—	(36,406)	(151)
Class Y	(145,919)	(275,565)	(9,145,270)	(8,623,569)

Total from net investment income	(1,512,547)	(589,894)	(16,980,198)	(18,256,705)

From net realized gain on investments
Class A	—	—	(8,548,255)	(51,155,959)
Class B	—	—	(74,101)	(782,407)
Class C	—	—	(1,065,051)	(6,707,324)
Class I	—	—	(1,618,648)	(10,765,665)
Class R3	—	—	(763,671)	(4,598,752)
Class R4	—	—	(1,874,826)	(11,507,792)
Class R5	—	—	(1,505,602)	(9,223,287)
Class R6	—	—	(45,921)	(1,071)
Class Y	—	—	(10,030,945)	(61,038,744)

Total from net realized gain on investments	—	—	(25,527,020)	(155,781,001)

Total distributions	(1,512,547)	(589,894)	(42,507,218)	(174,037,706)

Capital Share Transactions:
Sold	67,005,929	129,203,155	1,077,596,845	471,039,533
Issued on reinvestment of distributions	1,360,116	583,377	41,426,799	170,180,982
Redeemed	(105,905,795)	(50,579,095)	(444,278,267)	(294,420,477)

Net increase (decrease) from capital share transactions	(37,539,750)	79,207,437	674,745,377	346,800,038

Net Increase (Decrease) in Net Assets	(40,830,723)	73,395,525	601,131,029	194,236,926

Net Assets:
Beginning of period	235,708,366	162,312,841	1,633,726,325	1,439,489,399

End of period	$194,877,643	$235,708,366	$2,234,857,354	$1,633,726,325

Undistributed (distributions in excess of) net investment income	$2,271,841	$1,511,551	$29,694,888	$16,696,483

The accompanying notes are an integral part of these financial statements.

96

International/Global Equity Funds

Statements of Changes in Net Assets – (continued)

The Hartford International Small Company Fund		The Hartford International Value Fund
For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

$3,989,940	$1,742,713	$21,017,444	$11,476,444
(1,799,395)	2,730,680	22,155,589	19,934,477
(21,052,087)	17,862,952	77,320,223	(43,153,184)

(18,861,542)	22,336,345	120,493,256	(11,742,263)

(282,266)	(1,191,693)	(4,579,719)	(612,185)
—	(11,993)	—	—
—	(174,013)	(146,297)	(78,837)
(615,241)	(591,151)	(10,502,819)	(3,864,949)
(16,088)	(161,595)	—	(2,421)
(32,983)	(138,637)	(17,385)	(6,946)
(3,714)	(7,459)	(4,773)	(7,803)
—	—	—	—
(2,114,135)	(2,946,175)	(2,895,037)	(591,692)

(3,064,427)	(5,222,716)	(18,146,030)	(5,164,833)

(382,559)	(11,920,708)	(6,461,696)	—
(5,354)	(450,497)	—	—
(85,586)	(2,942,683)	(820,775)	—
(405,127)	(5,928,215)	(12,644,501)	—
(52,074)	(1,676,765)	(23,617)	—
(37,388)	(1,218,466)	(44,141)	—
(2,464)	(59,127)	(21,488)	—
—	—	—	—
(940,687)	(21,898,434)	(3,227,719)	—

(1,911,239)	(46,094,895)	(23,243,937)	—

(4,975,666)	(51,317,611)	(41,389,967)	(5,164,833)

204,916,380	153,628,979	771,450,602	1,032,154,970
4,784,376	48,589,507	32,776,888	3,774,301
(90,104,791)	(79,806,537)	(641,054,606)	(467,263,968)

119,595,965	122,411,949	163,172,884	568,665,303

95,758,757	93,430,683	242,276,173	551,758,207

352,737,363	259,306,680	1,287,191,929	735,433,722

$448,496,120	$352,737,363	$1,529,468,102	$1,287,191,929

$1,978,281	$(258,426)	$20,456,990	$12,670,639

The accompanying notes are an integral part of these financial statements.

97

International/Global Equity Funds

Financial Highlights

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Emerging Markets Equity Fund
For the Year Ended October 31, 2016
A	$7.30	$0.08	$0.50	(17)	$0.58	$(0.13)	$(0.10)	$—	$(0.23)	$7.65	8.52%	$10,848	1.94%	1.76	%(4)	1.12%	97%
C	7.15	0.03	0.49	(17)	0.52	(0.08)	(0.10)	—	(0.18)	7.49	7.69	1,520	2.61	2.51	(4)	0.46	97
I	7.30	0.10	0.51	(17)	0.61	(0.17)	(0.10)	—	(0.27)	7.64	8.94	2,665	1.42	1.36	(4)	1.52	97
R3	7.24	—	0.56	(17)	0.56	(0.12)	(0.10)	—	(0.22)	7.58	8.30	165	2.09	1.96	(4)	(0.01)	97
R4	7.28	0.01	0.57	(17)	0.58	(0.15)	(0.10)	—	(0.25)	7.61	8.44	40	1.78	1.66	(4)	0.11	97
R5	7.30	0.02	0.54	(17)	0.56	(0.17)	(0.10)	—	(0.27)	7.59	8.22	13	1.47	1.36	(4)	0.35	97
Y	7.29	0.09	0.53	(17)	0.62	(0.17)	(0.10)	—	(0.27)	7.64	9.16	65,378	1.37	1.31	(4)	1.33	97

For the Year Ended October 31, 2015
A	$9.09	$0.08	$(1.19)		$(1.11)	$(0.05)	$(0.63)	$—	$(0.68)	$7.30	(12.64)%	$8,161	1.79%	1.75%		0.94%	151%
C	8.92	0.01	(1.15)		(1.14)	—	(0.63)	—	(0.63)	7.15	(13.20)	2,211	2.50	2.50		0.14	151
I	9.09	0.11	(1.19)		(1.08)	(0.08)	(0.63)	—	(0.71)	7.30	(12.27)	2,705	1.34	1.34		1.35	151
R3	9.02	0.05	(1.17)		(1.12)	(0.03)	(0.63)	—	(0.66)	7.24	(12.84)	1,749	2.02	1.95		0.68	151
R4	9.06	0.08	(1.18)		(1.10)	(0.05)	(0.63)	—	(0.68)	7.28	(12.50)	1,640	1.71	1.65		0.99	151
R5	9.09	0.10	(1.18)		(1.08)	(0.08)	(0.63)	—	(0.71)	7.30	(12.30)	1,638	1.41	1.35		1.29	151
Y	9.08	0.10	(1.18)		(1.08)	(0.08)	(0.63)	—	(0.71)	7.29	(12.27)	163,053	1.32	1.30		1.31	151

For the Year Ended October 31, 2014
A	$9.16	$0.06	$—		$0.06	$(0.05)	$(0.08)	$—	$(0.13)	$9.09	0.70%	$11,009	1.86%	1.72%		0.64%	106%
C	9.01	(0.01)	—		(0.01)	—	(0.08)	—	(0.08)	8.92	(0.06)	2,617	2.50	2.42		(0.12)	106
I	9.15	0.10	—		0.10	(0.08)	(0.08)	—	(0.16)	9.09	1.14	3,045	1.37	1.29		1.08	106
R3	9.09	0.04	(0.01)		0.03	(0.02)	(0.08)	—	(0.10)	9.02	0.42	1,927	2.05	1.92		0.45	106
R4	9.13	0.07	(0.01)		0.06	(0.05)	(0.08)	—	(0.13)	9.06	0.71	1,850	1.75	1.62		0.76	106
R5	9.15	0.10	—		0.10	(0.08)	(0.08)	—	(0.16)	9.09	1.11	1,868	1.45	1.32		1.06	106
Y	9.15	0.10	(0.01)		0.09	(0.08)	(0.08)	—	(0.16)	9.08	1.05	180,595	1.34	1.26		1.08	106

For the Year Ended October 31, 2013
A	$8.43	$0.06	$0.67		$0.73	$—	$—	$—	$—	$9.16	8.69%	$8,141	1.83%	1.65%		0.68%	112%
C	8.34	0.01	0.66		0.67	—	—	—	—	9.01	8.03	2,712	2.43	2.29		0.06	112
I	8.45	0.10	0.67		0.77	(0.07)	—	—	(0.07)	9.15	9.14	2,290	1.35	1.21		1.11	112
R3	8.39	0.04	0.68		0.72	(0.02)	—	—	(0.02)	9.09	8.59	1,918	2.04	1.85		0.47	112
R4	8.43	0.07	0.67		0.74	(0.04)	—	—	(0.04)	9.13	8.84	1,835	1.74	1.55		0.76	112
R5	8.45	0.09	0.68		0.77	(0.07)	—	—	(0.07)	9.15	9.13	1,848	1.44	1.25		1.06	112
Y	8.46	0.11	0.67		0.78	(0.09)	—	—	(0.09)	9.15	9.28	236,487	1.34	1.20		1.25	112

For the Year Ended October 31, 2012
A	$8.22	$0.09	$0.12		$0.21	$—	$—	$—	$—	$8.43	2.59%	$8,104	2.05%	1.58%		1.09%	128%
C	8.20	0.02	0.12		0.14	—	—	—	—	8.34	1.71	2,102	2.78	2.31		0.30	128
I	8.23	0.11	0.13		0.24	(0.02)	—	—	(0.02)	8.45	2.88	1,975	1.73	1.26		1.37	128
R3	8.21	0.06	0.12		0.18	—	—	—	—	8.39	2.19	1,747	2.42	1.85		0.75	128
R4	8.22	0.09	0.12		0.21	—	—	—	—	8.43	2.55	1,686	2.12	1.55		1.05	128
R5	8.23	0.11	0.12		0.23	(0.01)	—	—	(0.01)	8.45	2.85	1,693	1.82	1.25		1.35	128
Y	8.23	0.16	0.09		0.25	(0.02)	—	—	(0.02)	8.46	3.01	170,292	1.38	0.91		1.97	128

The accompanying notes are an integral part of these financial statements.

98

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Environmental Opportunities Fund
For the Period Ended October 31, 2016
A(5)	$10.00	$0.13	$1.40	$1.53	$—	$—	$—	$—	$11.53	15.30	%(6)	$1,489	1.46	%(7)	1.17	%(7)	1.75	%(7)	25	%(6)
C(5)	10.00	0.07	1.40	1.47	—	—	—	—	11.47	14.70	(6)	1,196	2.20	(7)	1.90	(7)	0.99	(7)	25	(6)
I(5)	10.00	0.15	1.40	1.55	—	—	—	—	11.55	15.50	(6)	21,506	1.20	(7)	0.90	(7)	1.99	(7)	25	(6)
R3(5)	10.00	0.10	1.40	1.50	—	—	—	—	11.50	15.00	(6)	1,150	1.90	(7)	1.60	(7)	1.29	(7)	25	(6)
R4(5)	10.00	0.12	1.40	1.52	—	—	—	—	11.52	15.20	(6)	1,152	1.60	(7)	1.30	(7)	1.59	(7)	25	(6)
R5(5)	10.00	0.14	1.40	1.54	—	—	—	—	11.54	15.40	(6)	1,154	1.30	(7)	1.00	(7)	1.89	(7)	25	(6)
R6(5)	10.00	0.15	1.40	1.55	—	—	—	—	11.55	15.50	(6)	1,155	1.20	(7)	0.90	(7)	1.99	(7)	25	(6)
Y(5)	10.00	0.15	1.40	1.55	—	—	—	—	11.55	15.50	(6)	1,155	1.20	(7)	0.90	(7)	1.99	(7)	25	(6)

Hartford Global Capital Appreciation Fund
For the Year Ended October 31, 2016
A	$16.88	$0.12	$(0.34)	$(0.22)	$(0.16)	$(0.89)	$—	$(1.05)	$15.61	(1.23)%		$642,111	1.32%		1.27	%(8)	0.77%		100%
B	15.37	(0.01)	(0.30)	(0.31)	—	(0.89)	—	(0.89)	14.17	(1.91)		5,279	2.24		2.02	(8)	(0.06)		100
C	15.50	—	(0.31)	(0.31)	(0.06)	(0.89)	—	(0.95)	14.24	(1.93)		216,714	2.01		2.01	(8)	0.03		100
I	17.38	0.16	(0.34)	(0.18)	(0.21)	(0.89)	—	(1.10)	16.10	(0.88)		107,469	0.98		0.98	(8)	1.04		100
R3	16.63	0.10	(0.33)	(0.23)	(0.15)	(0.89)	—	(1.04)	15.36	(1.29)		27,680	1.59		1.37	(8)	0.67		100
R4	17.13	0.15	(0.34)	(0.19)	(0.20)	(0.89)	—	(1.09)	15.85	(0.97)		17,291	1.28		1.07	(8)	0.98		100
R5	17.46	0.18	(0.35)	(0.17)	(0.21)	(0.89)	—	(1.10)	16.19	(0.87)		540	1.00		0.97	(8)	1.13		100
Y	17.65	0.12	(0.31)	(0.19)	(0.22)	(0.89)	—	(1.11)	16.35	(0.93)		7,536	0.88		0.88	(8)	0.69		100

For the Year Ended October 31, 2015
A	$20.10	$0.10	$(0.09)	$0.01	$(0.06)	$(3.17)	$—	$(3.23)	$16.88	0.45%		$706,024	1.26%		1.25%		0.55%		93%
B	18.65	(0.04)	(0.07)	(0.11)	—	(3.17)	—	(3.17)	15.37	(0.27)		21,276	2.13		2.00		(0.22)		93
C	18.78	(0.03)	(0.08)	(0.11)	—	(3.17)	—	(3.17)	15.50	(0.26)		262,263	1.96		1.96		(0.16)		93
I	20.59	0.16	(0.09)	0.07	(0.11)	(3.17)	—	(3.28)	17.38	0.79		113,759	0.93		0.93		0.86		93
R3	19.85	0.08	(0.09)	(0.01)	(0.04)	(3.17)	—	(3.21)	16.63	0.35		31,389	1.54		1.35		0.45		93
R4	20.35	0.13	(0.09)	0.04	(0.09)	(3.17)	—	(3.26)	17.13	0.62		14,478	1.24		1.05		0.75		93
R5	20.68	0.12	(0.06)	0.06	(0.11)	(3.17)	—	(3.28)	17.46	0.72		553	0.95		0.95		0.65		93
Y	20.86	0.18	(0.09)	0.09	(0.13)	(3.17)	—	(3.30)	17.65	0.87		194,050	0.83		0.83		0.97		93

For the Year Ended October 31, 2014
A	$18.87	$0.13	$1.60	$1.73	$—	$(0.50)	$—	$(0.50)	$20.10	9.39%		$732,928	1.28%		1.25%		0.67%		144	%(9)
B	17.67	(0.02)	1.50	1.48	—	(0.50)	—	(0.50)	18.65	8.59		46,336	2.11		2.00		(0.08)		144	(9)
C	17.78	(0.01)	1.51	1.50	—	(0.50)	—	(0.50)	18.78	8.65		282,703	1.98		1.95		(0.03)		144	(9)
I	19.26	0.20	1.63	1.83	—	(0.50)	—	(0.50)	20.59	9.72		117,640	0.95		0.92		0.98		144	(9)
R3	18.66	0.11	1.58	1.69	—	(0.50)	—	(0.50)	19.85	9.27		31,735	1.57		1.35		0.57		144	(9)
R4	19.06	0.18	1.61	1.79	—	(0.50)	—	(0.50)	20.35	9.61		10,055	1.26		1.05		0.88		144	(9)
R5	19.34	0.20	1.64	1.84	—	(0.50)	—	(0.50)	20.68	9.73		1,549	0.97		0.94		0.98		144	(9)
Y	19.50	0.12	1.76	1.88	(0.02)	(0.50)	—	(0.52)	20.86	9.83		209,340	0.86		0.83		0.58		144	(9)

For the Year Ended October 31, 2013
A	$13.93	$0.07	$4.93	$5.00	$(0.06)	$—	$—	$(0.06)	$18.87	35.97%		$503,765	1.36%		1.25%		0.42%		128%
B	13.10	(0.05)	4.62	4.57	—	—	—	—	17.67	34.89		56,743	2.20		2.00		(0.32)		128
C	13.18	(0.05)	4.65	4.60	—	—	—	—	17.78	34.90		258,520	2.07		2.00		(0.33)		128
I	14.22	0.11	5.02	5.13	(0.09)	—	—	(0.09)	19.26	36.29		117,325	1.04		1.00		0.66		128
R3	13.79	0.05	4.87	4.92	(0.05)	—	—	(0.05)	18.66	35.75		30,704	1.64		1.35		0.31		128
R4	14.07	0.11	4.96	5.07	(0.08)	—	—	(0.08)	19.06	36.18		10,603	1.33		1.05		0.63		128
R5	14.28	0.12	5.04	5.16	(0.10)	—	—	(0.10)	19.34	36.36		1,242	1.05		0.95		0.74		128
Y	14.40	0.13	5.08	5.21	(0.11)	—	—	(0.11)	19.50	36.40		12,947	0.93		0.90		0.76		128

The accompanying notes are an integral part of these financial statements.

99

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Global Capital Appreciation Fund (continued)
For the Year Ended October 31, 2012(10)
A	$12.80	$0.03	$1.10	$1.13	$—	$—	$—	$—	$13.93	8.83%	$411,923	1.41%	1.32%		0.23%	135%
B	12.14	(0.08)	1.04	0.96	—	—	—	—	13.10	7.91	51,815	2.26	2.10		(0.55)	135
C	12.21	(0.07)	1.04	0.97	—	—	—	—	13.18	7.94	222,460	2.12	2.06		(0.51)	135
I	13.04	0.08	1.10	1.18	—	—	—	—	14.22	9.05	87,227	1.10	1.05		0.49	135
R3	12.69	0.01	1.09	1.10	—	—	—	—	13.79	8.67	24,232	1.69	1.45		0.11	135
R4	12.91	0.06	1.10	1.16	—	—	—	—	14.07	8.99	10,362	1.37	1.18		0.37	135
R5	13.09	0.08	1.11	1.19	—	—	—	—	14.28	9.09	1,276	1.09	1.00		0.57	135
Y	13.18	0.19	1.03	1.22	—	—	—	—	14.40	9.26	12,189	0.97	0.95		0.63	135

Hartford Global Equity Income Fund
For the Year Ended October 31, 2016
A	$10.94	$0.26	$(0.19)	$0.07	$(0.28)	$—	$—	$(0.28)	$10.73	0.65%	$107,363	1.39%	1.27	%(11)	2.47%	28%
B	10.72	0.17	(0.18)	(0.01)	(0.19)	—	—	(0.19)	10.52	(0.09)	322	2.40	2.02	(11)	1.66	28
C	10.68	0.18	(0.18)	—	(0.21)	—	—	(0.21)	10.47	0.02	12,015	2.15	2.02	(11)	1.71	28
I	10.95	0.26	(0.16)	0.10	(0.31)	—	—	(0.31)	10.74	1.02	11,385	1.06	0.95	(11)	2.48	28
R3	10.91	0.21	(0.15)	0.06	(0.25)	—	—	(0.25)	10.72	0.48	210	1.70	1.47	(11)	1.98	28
R4	10.95	0.24	(0.16)	0.08	(0.27)	—	—	(0.27)	10.76	0.78	165	1.39	1.17	(11)	2.22	28
R5	10.97	0.28	(0.17)	0.11	(0.33)	—	—	(0.33)	10.75	1.08	201	1.03	0.87	(11)	2.63	28
Y	10.95	0.21	(0.11)	0.10	(0.42)	—	—	(0.42)	10.63	1.03	5,107	0.92	0.82	(11)	1.94	28

For the Year Ended October 31, 2015
A	$11.72	$0.22	$(0.27)	$(0.05)	$(0.22)	$(0.51)	$—	$(0.73)	$10.94	(0.37)%	$107,066	1.33%	1.25%		2.00%	19%
B	11.49	0.14	(0.27)	(0.13)	(0.13)	(0.51)	—	(0.64)	10.72	(1.13)	1,223	2.33	2.00		1.22	19
C	11.47	0.14	(0.28)	(0.14)	(0.14)	(0.51)	—	(0.65)	10.68	(1.20)	13,097	2.08	2.00		1.23	19
I	11.74	0.25	(0.28)	(0.03)	(0.25)	(0.51)	—	(0.76)	10.95	(0.15)	3,442	1.00	0.97		2.25	19
R3	11.69	0.20	(0.27)	(0.07)	(0.20)	(0.51)	—	(0.71)	10.91	(0.59)	454	1.57	1.45		1.76	19
R4	11.73	0.24	(0.28)	(0.04)	(0.23)	(0.51)	—	(0.74)	10.95	(0.28)	516	1.26	1.15		2.11	19
R5	11.75	0.26	(0.27)	(0.01)	(0.26)	(0.51)	—	(0.77)	10.97	0.02	582	0.95	0.85		2.33	19
Y	11.74	0.27	(0.28)	(0.01)	(0.27)	(0.51)	—	(0.78)	10.95	(0.02)	175,153	0.84	0.80		2.43	19

For the Year Ended October 31, 2014
A	$11.96	$0.13	$0.71	$0.84	$(0.08)	$(1.00)	$—	$(1.08)	$11.72	7.66%	$75,862	1.57%	1.36%		1.08%	90%
B	11.75	0.03	0.71	0.74	—	(1.00)	—	(1.00)	11.49	6.90	2,208	2.52	2.12		0.26	90
C	11.73	0.04	0.70	0.74	—	(1.00)	—	(1.00)	11.47	6.91	10,356	2.31	2.11		0.32	90
I	12.00	0.16	0.70	0.86	(0.12)	(1.00)	—	(1.12)	11.74	7.89	1,377	1.17	1.10		1.35	90
R3	11.92	0.10	0.70	0.80	(0.03)	(1.00)	—	(1.03)	11.69	7.41	465	1.77	1.57		0.81	90
R4	11.97	0.14	0.71	0.85	(0.09)	(1.00)	—	(1.09)	11.73	7.80	508	1.45	1.26		1.19	90
R5	12.01	0.18	0.71	0.89	(0.15)	(1.00)	—	(1.15)	11.75	8.12	659	1.13	0.95		1.53	90
Y	12.00	0.18	0.72	0.90	(0.16)	(1.00)	—	(1.16)	11.74	8.22	192,326	0.87	0.80		1.54	90

For the Year Ended October 31, 2013
A	$9.50	$0.07	$2.57	$2.64	$(0.18)	$—	$—	$(0.18)	$11.96	28.25%	$59,361	1.73%	1.45%		0.65%	100%
B	9.32	(0.01)	2.53	2.52	(0.09)	—	—	(0.09)	11.75	27.22	3,057	2.66	2.20		(0.07)	100
C	9.32	(0.01)	2.53	2.52	(0.11)	—	—	(0.11)	11.73	27.27	10,041	2.43	2.20		(0.09)	100
I	9.54	0.09	2.58	2.67	(0.21)	—	—	(0.21)	12.00	28.50	1,052	1.38	1.20		0.88	100
R3	9.47	0.05	2.57	2.62	(0.17)	—	—	(0.17)	11.92	28.03	517	1.85	1.65		0.43	100
R4	9.52	0.08	2.56	2.64	(0.19)	—	—	(0.19)	11.97	28.24	436	1.54	1.35		0.75	100
R5	9.54	0.11	2.58	2.69	(0.22)	—	—	(0.22)	12.01	28.75	416	1.23	1.05		1.05	100
Y	9.53	0.10	2.60	2.70	(0.23)	—	—	(0.23)	12.00	28.84	3,975	1.14	1.00		1.02	100

The accompanying notes are an integral part of these financial statements.

100

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Global Equity Income Fund (continued)
For the Year Ended October 31, 2012
A	$9.30	$0.07	$0.71		$0.78	$(0.02)	$(0.56)	$—	$(0.58)	$9.50	9.52%	$46,551	1.78%	1.45%		0.82%	107%
B	9.17	—	0.71		0.71	—	(0.56)	—	(0.56)	9.32	8.78	3,542	2.69	2.20		0.05	107
C	9.17	0.01	0.70		0.71	—	(0.56)	—	(0.56)	9.32	8.78	8,994	2.47	2.20		0.06	107
I	9.33	0.09	0.73		0.82	(0.05)	(0.56)	—	(0.61)	9.54	9.91	708	1.35	1.20		1.03	107
R3	9.26	0.06	0.71		0.77	—	(0.56)	—	(0.56)	9.47	9.38	371	1.86	1.65		0.63	107
R4	9.31	0.08	0.72		0.80	(0.03)	(0.56)	—	(0.59)	9.52	9.72	334	1.55	1.35		0.91	107
R5	9.33	0.11	0.72		0.83	(0.06)	(0.56)	—	(0.62)	9.54	10.04	322	1.24	1.05		1.21	107
Y	9.32	0.13	0.70		0.83	(0.06)	(0.56)	—	(0.62)	9.53	10.12	22,849	1.10	1.00		1.48	107

Hartford International Equity Fund
For the Year Ended October 31, 2016
A	$9.40	$0.14	$0.06	(17)	$0.20	$(0.10)	$(0.13)	$—	$(0.23)	$9.37	2.29%	$10,519	1.99%	1.20	%(12)	1.52%	95%
B	9.35	0.01	0.11	(17)	0.12	(0.03)	(0.13)	—	(0.16)	9.31	1.37	120	2.71	1.95	(12)	0.17	95
C	9.29	0.07	0.06	(17)	0.13	(0.04)	(0.13)	—	(0.17)	9.25	1.46	2,583	2.73	1.95	(12)	0.80	95
I	9.47	0.16	0.07	(17)	0.23	(0.13)	(0.13)	—	(0.26)	9.44	2.55	5,109	1.63	0.90	(12)	1.82	95
R3	9.41	0.05	0.13	(17)	0.18	(0.09)	(0.13)	—	(0.22)	9.37	2.02	110	2.26	1.50	(12)	0.57	95
R4	9.44	0.07	0.13	(17)	0.20	(0.11)	(0.13)	—	(0.24)	9.40	2.24	251	1.94	1.20	(12)	0.80	95
R5	9.47	0.07	0.11	(17)	0.18	(0.14)	(0.13)	—	(0.27)	9.38	2.01	11	1.61	0.90	(12)	0.79	95
Y	9.47	0.18	0.07	(17)	0.25	(0.15)	(0.13)	—	(0.28)	9.44	2.73	10,857	1.51	0.80	(12)	1.96	95

For the Year Ended October 31, 2015
A	$9.92	$0.07	$(0.26)		$(0.19)	$(0.08)	$(0.25)	$—	$(0.33)	$9.40	(1.76)%	$12,648	1.84%	1.39%		0.77%	125%
B	9.84	—	(0.24)		(0.24)	—	(0.25)	—	(0.25)	9.35	(2.34)	821	2.49	2.13		0.02	125
C	9.80	0.01	(0.25)		(0.24)	(0.02)	(0.25)	—	(0.27)	9.29	(2.39)	2,859	2.57	2.14		0.08	125
I	9.98	0.11	(0.25)		(0.14)	(0.12)	(0.25)	—	(0.37)	9.47	(1.30)	4,554	1.45	1.07		1.13	125
R3	9.91	0.05	(0.24)		(0.19)	(0.06)	(0.25)	—	(0.31)	9.41	(1.84)	1,226	2.09	1.62		0.55	125
R4	9.95	0.08	(0.25)		(0.17)	(0.09)	(0.25)	—	(0.34)	9.44	(1.62)	1,149	1.78	1.32		0.85	125
R5	9.98	0.11	(0.25)		(0.14)	(0.12)	(0.25)	—	(0.37)	9.47	(1.30)	1,057	1.47	1.02		1.15	125
Y	9.98	0.12	(0.26)		(0.14)	(0.12)	(0.25)	—	(0.37)	9.47	(1.25)	10,625	1.37	0.96		1.21	125

For the Year Ended October 31, 2014
A	$9.91	$0.06	$0.03		$0.09	$(0.08)	$—	$—	$(0.08)	$9.92	0.89%	$10,810	1.84%	1.44%		0.57%	69%
B	9.84	(0.02)	0.03		0.01	(0.01)	—	—	(0.01)	9.84	0.10	908	2.53	2.13		(0.18)	69
C	9.81	(0.03)	0.04		0.01	(0.02)	—	—	(0.02)	9.80	0.06	1,910	2.59	2.19		(0.26)	69
I	9.97	0.10	0.02		0.12	(0.11)	—	—	(0.11)	9.98	1.19	1,835	1.44	1.04		1.03	69
R3	9.91	0.05	0.01		0.06	(0.06)	—	—	(0.06)	9.91	0.54	1,258	2.12	1.65		0.44	69
R4	9.94	0.08	0.01		0.09	(0.08)	—	—	(0.08)	9.95	0.90	1,151	1.81	1.35		0.74	69
R5	9.97	0.11	0.01		0.12	(0.11)	—	—	(0.11)	9.98	1.18	1,071	1.50	1.05		1.04	69
Y	9.97	0.11	0.01		0.12	(0.11)	—	—	(0.11)	9.98	1.22	10,756	1.40	1.00		1.09	69

For the Year Ended October 31, 2013
A	$8.31	$0.10	$1.66		$1.76	$(0.16)	$—	$—	$(0.16)	$9.91	21.43%	$12,351	1.95%	1.41%		1.12%	106%
B	8.25	0.04	1.65		1.69	(0.10)	—	—	(0.10)	9.84	20.63	1,404	2.64	2.11		0.44	106
C	8.23	0.04	1.64		1.68	(0.10)	—	—	(0.10)	9.81	20.64	2,514	2.68	2.15		0.39	106
I	8.36	0.14	1.66		1.80	(0.19)	—	—	(0.19)	9.97	21.90	1,467	1.56	1.03		1.50	106
R3	8.31	0.08	1.66		1.74	(0.14)	—	—	(0.14)	9.91	21.22	1,225	2.25	1.65		0.91	106
R4	8.33	0.11	1.67		1.78	(0.17)	—	—	(0.17)	9.94	21.62	1,122	1.94	1.35		1.21	106
R5	8.35	0.14	1.67		1.81	(0.19)	—	—	(0.19)	9.97	22.02	1,059	1.63	1.05		1.50	106
Y	8.36	0.14	1.66		1.80	(0.19)	—	—	(0.19)	9.97	21.93	10,623	1.53	1.00		1.55	106

The accompanying notes are an integral part of these financial statements.

101

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford International Equity Fund (continued)
For the Year Ended October 31, 2012
A	$7.98	$0.10	$0.29	$0.39	$(0.06)	$—	$—	$(0.06)	$8.31	4.94%	$8,397	2.11%	1.44%		1.26%	85%
B	7.92	0.04	0.29	0.33	—	—	—	—	8.25	4.17	1,111	2.80	2.13		0.57	85
C	7.90	0.04	0.29	0.33	—	—	—	—	8.23	4.18	1,753	2.83	2.16		0.53	85
I	8.03	0.13	0.29	0.42	(0.09)	—	—	(0.09)	8.36	5.39	1,119	1.69	1.02		1.67	85
R3	7.98	0.08	0.29	0.37	(0.04)	—	—	(0.04)	8.31	4.68	963	2.39	1.65		1.05	85
R4	8.00	0.11	0.28	0.39	(0.06)	—	—	(0.06)	8.33	5.02	924	2.08	1.35		1.34	85
R5	8.03	0.13	0.28	0.41	(0.09)	—	—	(0.09)	8.35	5.23	868	1.77	1.05		1.64	85
Y	8.03	0.14	0.28	0.42	(0.09)	—	—	(0.09)	8.36	5.42	8,708	1.67	1.00		1.69	85

The Hartford International Growth Fund
For the Year Ended October 31, 2016
A	$12.38	$0.13	$(0.19)	$(0.06)	$(0.08)	$—	$—	$(0.08)	$12.24	(0.39)%	$109,049	1.56%	1.32	%(13)	1.07%	89%
B	11.41	0.02	(0.16)	(0.14)	—	—	—	—	11.27	(1.23)	911	2.69	2.07	(13)	0.19	89
C	11.40	0.03	(0.16)	(0.13)	(0.01)	—	—	(0.01)	11.26	(1.22)	14,706	2.27	2.07	(13)	0.30	89
I	12.30	0.17	(0.18)	(0.01)	(0.13)	—	—	(0.13)	12.16	(0.12)	35,437	1.19	1.02	(13)	1.39	89
R3	12.50	0.10	(0.20)	(0.10)	(0.07)	—	—	(0.07)	12.33	(0.78)	1,027	1.79	1.62	(13)	0.81	89
R4	12.72	0.15	(0.20)	(0.05)	(0.12)	—	—	(0.12)	12.55	(0.45)	10,542	1.43	1.32	(13)	1.18	89
R5	12.82	0.17	(0.19)	(0.02)	(0.13)	—	—	(0.13)	12.67	(0.17)	5,925	1.13	1.02	(13)	1.39	89
Y	12.86	0.16	(0.17)	(0.01)	(0.14)	—	—	(0.14)	12.71	(0.09)	17,282	1.03	0.97	(13)	1.25	89

For the Year Ended October 31, 2015
A	$12.56	$0.08	$(0.24)	$(0.16)	$(0.02)	$—	$—	$(0.02)	$12.38	(1.31)%	$119,554	1.51%	1.43%		0.65%	121%
B	11.65	(0.03)	(0.21)	(0.24)	—	—	—	—	11.41	(2.06)	2,379	2.63	2.20		(0.24)	121
C	11.63	—	(0.23)	(0.23)	—	—	—	—	11.40	(1.98)	18,454	2.22	2.14		(0.04)	121
I	12.51	0.16	(0.28)	(0.12)	(0.09)	—	—	(0.09)	12.30	(0.98)	42,404	1.09	1.03		1.27	121
R3	12.68	0.08	(0.26)	(0.18)	—	—	—	—	12.50	(1.42)	1,152	1.75	1.60		0.59	121
R4	12.92	0.11	(0.25)	(0.14)	(0.06)	—	—	(0.06)	12.72	(1.09)	6,280	1.39	1.30		0.84	121
R5	13.01	0.18	(0.28)	(0.10)	(0.09)	—	—	(0.09)	12.82	(0.83)	5,915	1.08	1.00		1.33	121
Y	13.06	0.14	(0.25)	(0.11)	(0.09)	—	—	(0.09)	12.86	(0.79)	39,569	0.97	0.95		1.09	121

For the Year Ended October 31, 2014
A	$12.10	$0.07	$0.48	$0.55	$(0.09)	$—	$—	$(0.09)	$12.56	4.52%	$97,732	1.58%	1.50%		0.55%	84%
B	11.23	(0.03)	0.45	0.42	—	—	—	—	11.65	3.74	4,384	2.64	2.25		(0.25)	84
C	11.22	(0.02)	0.43	0.41	—	—	—	—	11.63	3.65	12,978	2.30	2.24		(0.19)	84
I	12.04	0.12	0.47	0.59	(0.12)	—	—	(0.12)	12.51	4.94	6,748	1.18	1.12		0.92	84
R3	12.19	0.06	0.48	0.54	(0.05)	—	—	(0.05)	12.68	4.40	458	1.83	1.60		0.48	84
R4	12.45	0.10	0.48	0.58	(0.11)	—	—	(0.11)	12.92	4.68	1,293	1.44	1.30		0.77	84
R5	12.53	0.13	0.49	0.62	(0.14)	—	—	(0.14)	13.01	4.99	182	1.13	1.00		1.03	84
Y	12.57	0.11	0.53	0.64	(0.15)	—	—	(0.15)	13.06	5.10	38,538	1.01	0.95		0.87	84

For the Year Ended October 31, 2013
A	$9.75	$0.10	$2.34	$2.44	$(0.09)	$—	$—	$(0.09)	$12.10	25.15%	$93,051	1.65%	1.50%		0.88%	99%
B	9.04	0.02	2.17	2.19	—	—	—	—	11.23	24.27	6,816	2.66	2.25		0.16	99
C	9.04	0.01	2.19	2.20	(0.02)	—	—	(0.02)	11.22	24.32	13,213	2.35	2.25		0.14	99
I	9.70	0.14	2.32	2.46	(0.12)	—	—	(0.12)	12.04	25.58	5,549	1.24	1.16		1.25	99
R3	9.82	0.09	2.36	2.45	(0.08)	—	—	(0.08)	12.19	25.03	485	1.83	1.60		0.81	99
R4	10.03	0.12	2.41	2.53	(0.11)	—	—	(0.11)	12.45	25.42	905	1.45	1.30		1.08	99
R5	10.09	0.16	2.42	2.58	(0.14)	—	—	(0.14)	12.53	25.83	152	1.15	1.00		1.37	99
Y	10.12	0.16	2.44	2.60	(0.15)	—	—	(0.15)	12.57	25.91	3,524	1.02	0.95		1.41	99

The accompanying notes are an integral part of these financial statements.

102

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Growth Fund (continued)
For the Year Ended October 31, 2012
A	$9.25	$0.07	$0.51	$0.58	$(0.08)	$—	$—	$(0.08)	$9.75	6.33%	$83,324	1.68%	1.50%	0.72%	106%
B	8.57	—	0.47	0.47	—	—	—	—	9.04	5.48	8,974	2.67	2.25	(0.03)	106
C	8.57	—	0.47	0.47	—	—	—	—	9.04	5.50	12,465	2.39	2.25	(0.02)	106
I	9.21	0.10	0.50	0.60	(0.11)	—	—	(0.11)	9.70	6.63	5,585	1.28	1.21	1.08	106
R3	9.33	0.06	0.51	0.57	(0.08)	—	—	(0.08)	9.82	6.23	700	1.83	1.60	0.65	106
R4	9.45	0.09	0.53	0.62	(0.04)	—	—	(0.04)	10.03	6.61	718	1.46	1.30	0.98	106
R5	9.58	0.12	0.52	0.64	(0.13)	—	—	(0.13)	10.09	6.87	117	1.16	1.00	1.21	106
Y	9.61	0.12	0.53	0.65	(0.14)	—	—	(0.14)	10.12	6.93	2,834	1.02	0.95	1.29	106

The Hartford International Opportunities Fund
For the Year Ended October 31, 2016
A	$15.11	$0.18	$(0.59)	$(0.41)	$(0.11)	$(0.23)	$—	$(0.34)	$14.36	(2.68)%	$483,835	1.20%	1.20%	1.27%	82%
B	13.69	0.03	(0.52)	(0.49)	—	(0.23)	—	(0.23)	12.97	(3.52)	1,354	2.39	2.04	0.26	82
C	13.32	0.07	(0.53)	(0.46)	(0.02)	(0.23)	—	(0.25)	12.61	(3.38)	54,507	1.93	1.93	0.52	82
I	15.07	0.23	(0.60)	(0.37)	(0.16)	(0.23)	—	(0.39)	14.31	(2.34)	271,707	0.88	0.88	1.65	82
R3	15.33	0.15	(0.60)	(0.45)	(0.07)	(0.23)	—	(0.30)	14.58	(2.88)	58,367	1.45	1.45	1.02	82
R4	15.59	0.19	(0.60)	(0.41)	(0.11)	(0.23)	—	(0.34)	14.84	(2.58)	139,731	1.14	1.14	1.32	82
R5	15.74	0.24	(0.61)	(0.37)	(0.16)	(0.23)	—	(0.39)	14.98	(2.33)	101,936	0.84	0.84	1.64	82
R6	15.82	0.28	(0.64)	(0.36)	(0.17)	(0.23)	—	(0.40)	15.06	(2.23)	29,571	0.74	0.74	1.87	82
Y	15.82	0.27	(0.62)	(0.35)	(0.17)	(0.23)	—	(0.40)	15.07	(2.16)	1,093,849	0.74	0.74	1.80	82

For the Year Ended October 31, 2015
A	$16.96	$0.15	$0.04	$0.19	$(0.17)	$(1.87)	$—	$(2.04)	$15.11	1.59%	$545,253	1.19%	1.19%	0.99%	78%
B	15.52	0.01	0.05	0.06	(0.02)	(1.87)	—	(1.89)	13.69	0.79	4,594	2.30	2.03	0.07	78
C	15.20	0.03	0.04	0.07	(0.08)	(1.87)	—	(1.95)	13.32	0.90	60,015	1.92	1.92	0.23	78
I	16.91	0.20	0.05	0.25	(0.22)	(1.87)	—	(2.09)	15.07	2.03	102,836	0.84	0.84	1.27	78
R3	17.18	0.12	0.04	0.16	(0.14)	(1.87)	—	(2.01)	15.33	1.36	48,652	1.44	1.44	0.75	78
R4	17.43	0.16	0.05	0.21	(0.18)	(1.87)	—	(2.05)	15.59	1.68	122,311	1.14	1.14	1.03	78
R5	17.58	0.21	0.04	0.25	(0.22)	(1.87)	—	(2.09)	15.74	1.94	98,671	0.84	0.84	1.32	78
R6(14)	17.42	0.07	0.43	0.50	(0.23)	(1.87)	—	(2.10)	15.82	3.44 (6)	2,984	0.85 (7)	0.85 (7)	0.46 (7)	78
Y	17.66	0.23	0.03	0.26	(0.23)	(1.87)	—	(2.10)	15.82	2.03	648,411	0.74	0.74	1.42	78

For the Year Ended October 31, 2014
A	$17.46	$0.14	$0.11	$0.25	$(0.20)	$(0.55)	$—	$(0.75)	$16.96	1.45%	$465,854	1.20%	1.20%	0.80%	104%
B	16.04	(0.01)	0.10	0.09	(0.06)	(0.55)	—	(0.61)	15.52	0.58	6,825	2.30	2.04	(0.07)	104
C	15.76	0.01	0.09	0.10	(0.11)	(0.55)	—	(0.66)	15.20	0.68	55,122	1.93	1.93	0.07	104
I	17.41	0.20	0.10	0.30	(0.25)	(0.55)	—	(0.80)	16.91	1.76	99,430	0.84	0.84	1.15	104
R3	17.69	0.09	0.11	0.20	(0.16)	(0.55)	—	(0.71)	17.18	1.19	40,827	1.44	1.44	0.54	104
R4	17.93	0.15	0.11	0.26	(0.21)	(0.55)	—	(0.76)	17.43	1.47	104,977	1.14	1.14	0.83	104
R5	18.06	0.21	0.11	0.32	(0.25)	(0.55)	—	(0.80)	17.58	1.83	85,424	0.84	0.84	1.16	104
Y	18.14	0.25	0.09	0.34	(0.27)	(0.55)	—	(0.82)	17.66	1.90	581,030	0.74	0.74	1.38	104

For the Year Ended October 31, 2013
A	$14.49	$0.22	$2.92	$3.14	$(0.17)	$—	$—	$(0.17)	$17.46	21.87%	$394,928	1.26%	1.26%	1.36%	107%
B	13.32	0.08	2.69	2.77	(0.05)	—	—	(0.05)	16.04	20.89	8,960	2.35	2.05	0.56	107
C	13.10	0.09	2.65	2.74	(0.08)	—	—	(0.08)	15.76	20.99	43,495	1.98	1.98	0.66	107
I	14.45	0.28	2.91	3.19	(0.23)	—	—	(0.23)	17.41	22.30	61,280	0.90	0.90	1.77	107
R3	14.70	0.19	2.96	3.15	(0.16)	—	—	(0.16)	17.69	21.63	33,633	1.46	1.46	1.20	107
R4	14.89	0.25	3.00	3.25	(0.21)	—	—	(0.21)	17.93	22.02	86,150	1.15	1.15	1.51	107
R5	14.98	0.29	3.02	3.31	(0.23)	—	—	(0.23)	18.06	22.37	69,712	0.85	0.85	1.79	107
Y	15.04	0.32	3.03	3.35	(0.25)	—	—	(0.25)	18.14	22.51	770,427	0.75	0.75	1.97	107

The accompanying notes are an integral part of these financial statements.

103

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Opportunities Fund (continued)
For the Year Ended October 31, 2012
A	$13.67	$0.18	$0.79	$0.97	$(0.15)	$—	$—	$(0.15)	$14.49	7.28%	$264,957	1.36%	1.30%		1.30%	98%
B	12.56	0.07	0.74	0.81	(0.05)	—	—	(0.05)	13.32	6.46	9,358	2.44	2.05		0.55	98
C	12.37	0.07	0.72	0.79	(0.06)	—	—	(0.06)	13.10	6.48	32,044	2.06	2.05		0.56	98
I	13.65	0.22	0.80	1.02	(0.22)	—	—	(0.22)	14.45	7.68	31,190	0.97	0.97		1.60	98
R3	13.90	0.15	0.81	0.96	(0.16)	—	—	(0.16)	14.70	7.05	18,786	1.52	1.50		1.10	98
R4	14.07	0.21	0.80	1.01	(0.19)	—	—	(0.19)	14.89	7.40	42,803	1.20	1.20		1.45	98
R5	14.16	0.25	0.80	1.05	(0.23)	—	—	(0.23)	14.98	7.67	35,803	0.91	0.90		1.73	98
Y	14.20	0.19	0.89	1.08	(0.24)	—	—	(0.24)	15.04	7.83	467,786	0.79	0.79		1.34	98

The Hartford International Small Company Fund
For the Year Ended October 31, 2016
A	$14.49	$0.07	$(0.83)	$(0.76)	$(0.05)	$(0.07)	$—	$(0.12)	$13.61	(5.31)%	$61,507	1.47%	1.47	%(15)	0.48%	43%
B	13.56	(0.07)	(0.75)	(0.82)	—	(0.07)	—	(0.07)	12.67	(6.05)	318	2.70	2.29	(15)	(0.53)	43
C	13.18	(0.03)	(0.76)	(0.79)	—	(0.07)	—	(0.07)	12.32	(5.99)	11,202	2.21	2.21	(15)	(0.27)	43
I	14.41	0.11	(0.81)	(0.70)	(0.11)	(0.07)	—	(0.18)	13.53	(4.90)	66,525	1.11	1.11	(15)	0.83	43
R3	14.58	0.04	(0.84)	(0.80)	(0.02)	(0.07)	—	(0.09)	13.69	(5.47)	8,954	1.69	1.66	(15)	0.32	43
R4	14.66	0.09	(0.85)	(0.76)	(0.06)	(0.07)	—	(0.13)	13.77	(5.17)	7,619	1.39	1.36	(15)	0.66	43
R5	14.76	0.21	(0.93)	(0.72)	(0.11)	(0.07)	—	(0.18)	13.86	(4.92)	1,975	1.10	1.06	(15)	1.51	43
Y	14.76	0.15	(0.84)	(0.69)	(0.12)	(0.07)	—	(0.19)	13.88	(4.73)	290,395	0.99	0.99	(15)	1.09	43

For the Year Ended October 31, 2015
A	$16.85	$0.04	$0.85	$0.89	$(0.24)	$(3.01)	$—	$(3.25)	$14.49	7.24%	$74,087	1.47%	1.47%		0.27%	55%
B	15.88	(0.07)	0.83	0.76	(0.07)	(3.01)	—	(3.08)	13.56	6.64	1,072	2.58	2.16		(0.53)	55
C	15.61	(0.06)	0.78	0.72	(0.14)	(3.01)	—	(3.15)	13.18	6.56	15,623	2.19	2.19		(0.47)	55
I	16.76	0.11	0.83	0.94	(0.28)	(3.01)	—	(3.29)	14.41	7.68	77,563	1.09	1.09		0.76	55
R3	16.94	0.01	0.87	0.88	(0.23)	(3.01)	—	(3.24)	14.58	7.12	10,022	1.69	1.65		0.10	55
R4	17.02	0.06	0.87	0.93	(0.28)	(3.01)	—	(3.29)	14.66	7.43	7,413	1.39	1.35		0.42	55
R5	17.11	0.11	0.86	0.97	(0.31)	(3.01)	—	(3.32)	14.76	7.69	476	1.12	1.05		0.75	55
Y	17.12	0.12	0.85	0.97	(0.32)	(3.01)	—	(3.33)	14.76	7.72	166,480	0.99	0.99		0.82	55

For the Year Ended October 31, 2014
A	$17.46	$0.07	$(0.65)	$(0.58)	$(0.03)	$—	$—	$(0.03)	$16.85	(3.33)%	$69,074	1.49%	1.49%		0.37%	66%
B	16.57	(0.10)	(0.59)	(0.69)	—	—	—	—	15.88	(4.16)	2,524	2.52	2.29		(0.58)	66
C	16.27	(0.05)	(0.61)	(0.66)	—	—	—	—	15.61	(4.06)	16,752	2.19	2.19		(0.32)	66
I	17.39	0.15	(0.68)	(0.53)	(0.10)	—	—	(0.10)	16.76	(3.08)	37,503	1.19	1.19		0.86	66
R3	17.58	0.04	(0.66)	(0.62)	(0.02)	—	—	(0.02)	16.94	(3.54)	9,399	1.70	1.65		0.20	66
R4	17.65	0.09	(0.65)	(0.56)	(0.07)	—	—	(0.07)	17.02	(3.22)	6,754	1.40	1.35		0.50	66
R5	17.72	0.13	(0.64)	(0.51)	(0.10)	—	—	(0.10)	17.11	(2.90)	343	1.10	1.05		0.70	66
Y	17.73	0.15	(0.65)	(0.50)	(0.11)	—	—	(0.11)	17.12	(2.88)	116,958	0.99	0.99		0.84	66

For the Year Ended October 31, 2013
A	$13.14	$0.05	$4.51	$4.56	$(0.24)	$—	$—	$(0.24)	$17.46	35.16%	$63,926	1.54%	1.54%		0.34%	78%
B	12.47	(0.06)	4.28	4.22	(0.12)	—	—	(0.12)	16.57	34.12	4,504	2.55	2.29		(0.43)	78
C	12.26	(0.05)	4.20	4.15	(0.14)	—	—	(0.14)	16.27	34.19	11,936	2.28	2.28		(0.39)	78
I	13.09	0.10	4.49	4.59	(0.29)	—	—	(0.29)	17.39	35.66	5,546	1.11	1.11		0.64	78
R3	13.24	0.04	4.53	4.57	(0.23)	—	—	(0.23)	17.58	35.02	7,319	1.69	1.65		0.24	78
R4	13.29	0.08	4.55	4.63	(0.27)	—	—	(0.27)	17.65	35.44	3,662	1.39	1.35		0.53	78
R5	13.34	0.14	4.54	4.68	(0.30)	—	—	(0.30)	17.72	35.74	622	1.11	1.05		0.93	78
Y	13.34	0.14	4.56	4.70	(0.31)	—	—	(0.31)	17.73	35.86	216,574	0.99	0.99		0.94	78

The accompanying notes are an integral part of these financial statements.

104

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Small Company Fund (continued)
For the Year Ended October 31, 2012(10)
A	$12.03	$0.08	$1.06	$1.14	$(0.03)	$—	$—	$(0.03)	$13.14	9.56%	$47,109	1.61%	1.55%		0.59%	61%
B	11.47	(0.03)	1.03	1.00	—	—	—	—	12.47	8.72	4,973	2.62	2.30		(0.20)	61
C	11.28	(0.02)	1.00	0.98	—	—	—	—	12.26	8.69	8,647	2.37	2.30		(0.17)	61
I	12.00	0.13	1.06	1.19	(0.10)	—	—	(0.10)	13.09	10.08	8,781	1.06	1.05		1.12	61
R3	12.16	0.08	1.06	1.14	(0.06)	—	—	(0.06)	13.24	9.44	4,297	1.71	1.65		0.62	61
R4	12.20	0.12	1.06	1.18	(0.09)	—	—	(0.09)	13.29	9.81	1,802	1.41	1.35		0.95	61
R5	12.22	0.14	1.08	1.22	(0.10)	—	—	(0.10)	13.34	10.17	164	1.15	1.05		1.15	61
Y	12.23	0.13	1.09	1.22	(0.11)	—	—	(0.11)	13.34	10.14	162,036	1.01	1.00		1.11	61

The Hartford International Value Fund
For the Year Ended October 31, 2016
A	$14.31	$0.19	$0.96	$1.15	$(0.18)	$(0.26)	$—	$(0.44)	$15.02	8.38%	$445,154	1.35%	1.35	%(16)	1.40%	32%
C	14.06	0.09	0.96	1.05	(0.05)	(0.26)	—	(0.31)	14.80	7.70	34,860	2.00	2.00	(16)	0.70	32
I	14.45	0.24	0.98	1.22	(0.22)	(0.26)	—	(0.48)	15.19	8.84	685,403	0.98	0.98	(16)	1.74	32
R3	14.28	0.12	1.00	1.12	—	(0.26)	—	(0.26)	15.14	8.08	545	1.61	1.61	(16)	0.85	32
R4	14.36	0.19	0.98	1.17	(0.15)	(0.26)	—	(0.41)	15.12	8.48	1,679	1.30	1.30	(16)	1.36	32
R5	14.46	0.23	0.99	1.22	(0.18)	(0.26)	—	(0.44)	15.24	8.83	708	1.00	1.00	(16)	1.67	32
Y	14.72	0.27	0.98	1.25	(0.23)	(0.26)	—	(0.49)	15.48	8.90	361,119	0.89	0.89	(16)	1.88	32

For the Year Ended October 31, 2015
A	$14.37	$0.16	$(0.15)	$0.01	$(0.07)	$—	$—	$(0.07)	$14.31	0.08%	$376,993	1.35%	1.35%		1.11%	23%
C	14.16	0.03	(0.11)	(0.08)	(0.02)	—	—	(0.02)	14.06	(0.56)	47,089	2.01	2.01		0.24	23
I	14.49	0.18	(0.12)	0.06	(0.10)	—	—	(0.10)	14.45	0.45	679,114	0.98	0.98		1.24	23
R3	14.33	0.10	(0.12)	(0.02)	(0.03)	—	—	(0.03)	14.28	(0.15)	1,279	1.60	1.60		0.68	23
R4	14.42	0.16	(0.15)	0.01	(0.07)	—	—	(0.07)	14.36	0.08	2,431	1.30	1.30		1.08	23
R5	14.50	0.19	(0.13)	0.06	(0.10)	—	—	(0.10)	14.46	0.40	1,183	0.99	0.99		1.25	23
Y	14.75	0.21	(0.13)	0.08	(0.11)	—	—	(0.11)	14.72	0.55	179,103	0.90	0.90		1.41	23

For the Year Ended October 31, 2014
A	$14.22	$0.14	$0.01	$0.15	$—	$—	$—	$—	$14.37	1.05%	$116,268	1.37%	1.36%		0.94%	31%
C	14.11	0.03	0.02	0.05	—	—	—	—	14.16	0.35	52,779	2.05	2.04		0.19	31
I	14.29	0.18	0.02	0.20	—	—	—	—	14.49	1.40	515,604	1.02	1.01		1.20	31
R3	14.22	0.10	0.01	0.11	—	—	—	—	14.33	0.77	1,223	1.70	1.60		0.66	31
R4	14.26	0.15	0.01	0.16	—	—	—	—	14.42	1.12	1,111	1.39	1.30		0.96	31
R5	14.30	0.21	(0.01)	0.20	—	—	—	—	14.50	1.40	1,185	1.08	1.00		1.37	31
Y	14.54	0.19	0.02	0.21	—	—	—	—	14.75	1.44	47,264	0.96	0.95		1.26	31

For the Year Ended October 31, 2013
A	$11.83	$0.21	$3.22	$3.43	$(0.94)	$—	$(0.10)	$(1.04)	$14.22	30.95%	$13,315	1.91%	1.40%		1.67%	253%
C	11.75	0.12	3.20	3.32	(0.87)	—	(0.09)	(0.96)	14.11	30.00	2,604	2.57	2.11		0.91	253
I	11.89	0.25	3.24	3.49	(0.98)	—	(0.11)	(1.09)	14.29	31.36	2,558	1.48	1.02		1.93	253
R3	11.83	0.21	3.20	3.41	(0.92)	—	(0.10)	(1.02)	14.22	30.67	823	2.17	1.60		1.63	253
R4	11.86	0.24	3.21	3.45	(0.95)	—	(0.10)	(1.05)	14.26	31.06	801	1.86	1.30		1.93	253
R5	11.89	0.28	3.22	3.50	(0.98)	—	(0.11)	(1.09)	14.30	31.44	809	1.56	1.00		2.23	253
Y	11.91	0.23	3.50	3.73	(0.99)	—	(0.11)	(1.10)	14.54	33.53	10,725	1.27	0.81		1.86	253

The accompanying notes are an integral part of these financial statements.

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International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Value Fund (continued)
For the Year Ended October 31, 2012
A	$11.28	$0.18	$0.45	$0.63	$(0.08)	$—	$—	$(0.08)	$11.83	5.68%	$4,126	1.57%	1.40%	1.64%	137%
C	11.19	0.10	0.46	0.56	—	—	—	—	11.75	5.00	901	2.18	2.09	0.94	137
I	11.32	0.23	0.45	0.68	(0.11)	—	—	(0.11)	11.89	6.14	615	1.09	1.00	2.02	137
R3	11.26	0.16	0.45	0.61	(0.04)	—	—	(0.04)	11.83	5.47	641	1.80	1.60	1.41	137
R4	11.29	0.19	0.46	0.65	(0.08)	—	—	(0.08)	11.86	5.80	611	1.49	1.30	1.72	137
R5	11.32	0.23	0.45	0.68	(0.11)	—	—	(0.11)	11.89	6.15	615	1.19	1.00	2.02	137
Y	11.34	0.28	0.42	0.70	(0.13)	—	—	(0.13)	11.91	6.32	27,906	1.01	0.92	2.50	137

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Excluding the expenses not subject to cap, the ratios would have been 1.75%, 2.50%, 1.35%, 1.95%, 1.65%, 1.35% and 1.30% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(5)	Commenced operations on February 29, 2016.
(6)	Not annualized.
(7)	Annualized.
(8)	Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 1.99%, 0.96%, 1.35%, 1.05%, 0.95% and 0.86% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(9)	During the year ended October 31, 2014, the Fund incurred $165.7 million in sales of securities held associated with the transition of assets from The Hartford Global Growth Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.
(10)	Net investment income (loss) per share amounts have been calculated using the Securities and Exchange Commission method.
(11)	Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 2.00%, 0.93%, 1.45%, 1.15%, 0.85% and 0.80% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(12)	Excluding the expenses not subject to cap, the ratios would have been 1.19%, 1.94%, 1.94%, 0.89%, 1.49%, 1.19%, 0.89% and 0.79% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(13)	Excluding the expenses not subject to cap, the ratios would have been 1.30%, 2.05%, 2.05%, 1.00%, 1.60%, 1.30%, 1.00% and 0.95% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(14)	Commenced operations on November 7, 2014.
(15)	Excluding the expenses not subject to cap, the ratios would have been 1.46%, 2.28%, 2.20%, 1.10%, 1.65%, 1.35%, 1.05% and 0.98% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(16)	Excluding the expenses not subject to cap, the ratios would have been 1.34%, 1.99%, 0.97%, 1.60%, 1.29%, 0.99%, and 0.88% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(17)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

The accompanying notes are an integral part of these financial statements.

106

International/Global Equity Funds

Notes to Financial Statements

October 31, 2016

1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end registered management investment company comprised of forty-three series, as of October 31, 2016. Financial statements for the series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

Hartford Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”)

Hartford Environmental Opportunities Fund (the “Environmental Opportunities Fund”)

Hartford Global Capital Appreciation Fund (the “Global Capital Appreciation Fund”)

Hartford Global Equity Income Fund (the “Global Equity Income Fund”)

Hartford International Equity Fund (the “International Equity Fund”)

The Hartford International Growth Fund (the “International Growth Fund”)

The Hartford International Opportunities Fund (the “International Opportunities Fund”)

The Hartford International Small Company Fund (the “International Small Company Fund”)

The Hartford International Value Fund (the “International Value Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Environmental Opportunities Fund commenced operations on February 29, 2016. Each Fund offers Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares. In addition, each Fund, except for Emerging Markets Equity Fund, Environmental Opportunities Fund and International Value Fund, offers Class B shares. Both Environmental Opportunities Fund and International Opportunities Fund offer Class R6 shares. Class A shares of each Fund are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from 5.00% to zero, depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4, R5 and R6 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the prospectus. Reinstatement privileges with respect to Class B shares are set forth in the prospectus. For investors electing to reinvest gains and dividends, any such gains or dividends on Class B shares will continue to be reinvested in Class B shares of the applicable Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

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International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the Company. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available.

In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of options privately negotiated in the over-the-counter market (“OTC options”) and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

108

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee, which is chaired by the Company’s Treasurer, is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of the Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

109

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Global Capital Appreciation Fund

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at October 31, 2016
Common Stock
Model	EV/EBITDA	5.75x to 11.5x	$2,647,579
Model	EV/Estimated Revenue	2.42x to 3.44x	274,837
Cost	Trade Price	$50.19 to $106.61	440,433

Convertible Bonds
Cost	Trade Price	$100	78,639

Preferred Stock
Model	EV/Estimated Revenue	0.9x to 10.22x	7,826,859
Cost	Trade Price	$1.04 to $105.00	13,870,030

Total			$25,138,377

*	The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. The amount of foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any

110

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income and realized gains, if any, at least once a year except the Global Equity Income Fund pays dividends from net investment income quarterly.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)	Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of October 31, 2016.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the fiscal year ended October 31, 2016, Emerging Markets Equity Fund, Global Capital Appreciation Fund, Global Equity Income Fund, International Equity Fund and International Value Fund had engaged in Foreign Currency Contracts.

b)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage risk or obtain exposure to the investment

111

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the fiscal year ended October 31, 2016, Emerging Markets Equity Fund and International Value Fund had engaged in Futures Contracts.

d)	Additional Derivative Instrument Information:

Emerging Markets Equity Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$7,789	$—	$—	$7,789

Total	$—	$—	$—	$7,789	$—	$—	$7,789

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$—	$—	$—	$—	$—	$—	$—
Net realized gain (loss) on futures contracts	—	—	—	(391,226)	—	—	(391,226)
Net realized gain (loss) on foreign currency contracts	—	(246)	—	—	—	—	(246)

Total	$—	$(246)	$—	$(391,226)	$—	$—	$(391,472)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$(7,789)	$—	$—	$(7,789)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	—	—	—	—	—	—

Total	$—	$—	$—	$(7,789)	$—	$—	$(7,789)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	35
Foreign Currency Contracts Purchased	$113,645
Foreign Currency Contracts Sold	$114,469

112

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Global Capital Appreciation Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$531,701	$—	$—	$—	$—	$531,701

Total	$—	$531,701	$—	$—	$—	$—	$531,701

Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—

Total	$—	$—	$—	$—	$—	$—	$—

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(952,504)	$—	$—	$—	$—	$(952,504)

Total	$—	$(952,504)	$—	$—	$—	$—	$(952,504)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$398,433	$—	$—	$—	$—	$398,433

Total	$—	$398,433	$—	$—	$—	$—	$398,433

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased	$4,974,527
Foreign Currency Contracts Sold	$22,396,936

Global Equity Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$311,288	$—	$—	$—	$—	$311,288

Total	$—	$311,288	$—	$—	$—	$—	$311,288

Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—

Total	$—	$—	$—	$—	$—	$—	$—

113

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Notes to Financial Statements – (continued)

October 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$138,181	$—	$—	$—	$—	$138,181

Total	$—	$138,181	$—	$—	$—	$—	$138,181

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$55,747	$—	$—	$—	$—	$55,747

Total	$—	$55,747	$—	$—	$—	$—	$55,747

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased	$6,792,121
Foreign Currency Contracts Sold	$10,980,328

International Equity Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$558	$—	$—	$—	$—	$558

Total	$—	$558	$—	$—	$—	$—	$558

Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$—	$—	$—	$—	$—	$—

Total	$—	$—	$—	$—	$—	$—	$—

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased	$40,898

114

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October 31, 2016

International Value Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$—	$—	$—	$—

Total	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$272,159	$—	$—	$272,159

Total	$—	$—	$—	$272,159	$—	$—	$272,159

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$(1,120,008)	$—	$—	$(1,120,008)
Net realized gain (loss) on foreign currency contracts	—	205	—	—	—	—	205

Total	$—	$205	$—	$(1,120,008)	$—	$—	$(1,119,803)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$(416,758)	$—	$—	$(416,758)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	—	—	—	—	—	—

Total	$—	$—	$—	$(416,758)	$—	$—	$(416,758)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	340
Foreign Currency Contracts Purchased	$53,607

(1)	Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

e)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

115

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of October 31, 2016:

Emerging Markets Equity Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(7,789)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(7,789)

Derivatives not subject to a MNA	—	7,789

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Global Capital Appreciation Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$531,701	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	531,701	—

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$531,701	$—

Global Capital Appreciation Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Citibank NA	$1,123	$—	$—	$—	$1,123
Commonwealth Bank of Australia	82,835	—	—	—	82,835
Credit Suisse First Boston Corp.	82,977	—	—	—	82,977
RBC Dominion Securities, Inc.	81,567	—	—	—	81,567
RBS Greenwich Capital	201,136	—	—	—	201,136
State Street Global Markets LLC	82,063	—	—	—	82,063

Total	$531,701	$—	$—	$—	$531,701

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Global Equity Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$311,288	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	311,288	—

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$311,288	$—

116

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Notes to Financial Statements – (continued)

October 31, 2016

Global Equity Income Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Commonwealth Bank of Australia	$78,265	$—	$—	$—	$78,265
Credit Suisse First Boston Corp.	78,399	—	—	—	78,399
RBC Dominion Securities, Inc.	77,067	—	—	—	77,067
State Street Global Markets LLC	77,557	—	—	—	77,557

Total	$311,288	$—	$—	$—	$311,288

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

International Value Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(272,159)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(272,159)

Derivatives not subject to a MNA	—	272,159

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency

117

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Notes to Financial Statements – (continued)

October 31, 2016

(U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns, if applicable, of the Fund.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2016. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2016 and October 31, 2015 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Emerging Markets Equity Fund	$2,331,409	$2,596,059	$8,418,086	$8,118,930
Environmental Opportunities Fund	—	—	—	—
Global Capital Appreciation Fund	37,158,200	43,746,249	83,063,224	146,531,213
Global Equity Income Fund	3,568,381	—	10,002,258	8,834,476
International Equity Fund	430,537	479,453	300,341	788,608
International Growth Fund	1,512,547	—	589,894	—
International Opportunities Fund	16,980,930	25,526,288	54,247,721	119,789,985
International Small Company Fund	3,064,654	1,911,012	11,953,651	39,363,960
International Value Fund	30,619,472	10,770,495	5,164,833	—

(1) The	Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec 852(b)(3)(c).

118

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

As of October 31, 2016, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses		Unrealized Appreciation (Depreciation) on Investments(2)	Total Accumulated Earnings (Deficit)
Emerging Markets Equity Fund	$931,202	$—	$(27,545,222	)(1)	$6,221,690	$(20,392,330)
Environmental Opportunities Fund	887,922	—	—		2,999,471	3,887,393
Global Capital Appreciation Fund	6,361,302	—	(68,044,841	)(1)	(22,951,897)	(84,635,436)
Global Equity Income Fund	240,486	—	(19,348,599	)(1)	(4,287,532)	(23,395,645)
International Equity Fund	566,358	—	(1,409,379	)(1)	182,404	(660,617)
International Growth Fund	2,271,841	—	(120,068,245	)(1)	9,620,974	(108,175,430)
International Opportunities Fund	29,694,888	—	(57,687,283	)(1)	21,224,248	(6,768,147)
International Small Company Fund	3,085,749	—	(3,124,435	)(1)	(11,379,242)	(11,417,928)
International Value Fund	44,472,512	31,133,311	—		(66,922,542)	8,683,281

(1)	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, Passive Foreign Investment Companies, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2016, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Emerging Markets Equity Fund	$(1)	$42,883	$(42,882)
Environmental Opportunities Fund	(5,409)	(33,224)	38,633
Global Capital Appreciation Fund	(338,281)	795,655	(457,374)
Global Equity Income Fund	(3,459,659)	(247,273)	3,706,932
International Equity Fund	(3)	82,698	(82,695)
International Growth Fund	(129,753,159)	60,480	129,692,679
International Opportunities Fund	—	176,916	(176,916)
International Small Company Fund	—	1,311,194	(1,311,194)
International Value Fund	—	4,914,937	(4,914,937)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

119

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

At October 31, 2016 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration		Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
Fund	2017	2018
Emerging Markets Equity Fund	$—	$—	$24,762,402	$2,782,820
Global Capital Appreciation Fund	—	—	24,877,453	43,167,388
Global Equity Income Fund	169,331	2,733,538	5,980,017	10,465,713
International Equity Fund	—	—	1,409,379	—
International Growth Fund	110,545,296	—	9,522,949	—
International Opportunities Fund	—	—	47,469,406	10,217,877
International Small Company Fund	—	—	3,124,435	—

The Environmental Opportunities Fund and International Value Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2016.

During the year ended October 31, 2016, Global Equity Income Fund and International Growth Fund had expired prior year capital loss carryforwards of $3,459,659 and 129,753,159, respectively.

f)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of October 31, 2016, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. The Company, on behalf of each Fund, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2016; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Emerging Markets Equity Fund	1.1000% on first $250 million and;
1.0500% on next $250 million and;
1.0000% on next $500 million and;
0.9700% over $1 billion

Environmental Opportunities Fund	0.8000% on first $500 million and;
0.7500% on next $500 million and;
0.7300% on next $1.5 billion and ;
0.7250% on next $2.5 billion and;
0.7200% over $5 billion

120

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

Fund	Management Fee Rates
Global Capital Appreciation Fund	0.8500% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $4 billion and;
0.6800% on next $5 billion and;
0.6750% over $10 billion

Global Equity Income Fund	0.7500% on first $500 million and;
0.7000% on next $500 million and;
0.6900% on next $4 billion and;
0.6850% on next $5 billion and;
0.6700% over $10 billion

International Equity Fund	0.7000% on first $500 million and;
0.6500% on next $500 million and;
0.6400% on next $1.5 billion and;
0.6300% on next $2.5 billion and;
0.6250% over $5 billion

International Growth Fund	0.8500% on first $500 million and;
0.8000% on next $500 million and;
0.7500% on next $4 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion

International Opportunities Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6400% on next $1.5 billion and;
0.6350% on next $2.5 billion and;
0.6300% on next $5 billion and;
0.6250% over $10 billion

International Small Company Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion

International Value Fund	0.8500% on first $500 million and;
0.8000% on next $500 million and;
0.7500% on next $4 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

121

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October 31, 2016

Fund	Accounting Services Fee Rates
Emerging Markets Equity Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

Environmental Opportunities Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

Global Capital Appreciation Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Global Equity Income Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

International Equity Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

International Growth Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

International Opportunities Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

International Small Company Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

International Value Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund, as applicable, and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund. As of October 31, 2016, HFMC contractually limited the total operating expenses of each Fund, exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2017 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Emerging Markets Equity Fund	1.75%	NA	2.50%	1.50%	1.95%	1.65%	1.35%	NA	1.30%
Environmental Opportunities Fund	1.30%	NA	2.05%	1.05%	1.60%	1.30%	1.00%	0.90%	0.90%
Global Capital Appreciation Fund	1.25%	2.00%	2.00%	1.00%	1.35%	1.05%	0.95%	NA	0.90%
Global Equity Income Fund	1.25%	2.00%	2.00%	1.00%	1.45%	1.15%	0.85%	NA	0.80%
International Equity Fund	1.19%	1.94%	1.94%	0.89%	1.49%	1.19%	0.89%	NA	0.79%
International Growth Fund	1.30%	2.05%	2.05%	1.00%	1.60%	1.30%	1.00%	NA	0.95%
International Opportunities Fund	1.30%	2.05%	2.05%	1.05%	1.50%	1.20%	0.90%	0.85%	0.85%
International Small Company Fund	1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	NA	1.00%
International Value Fund	1.40%	NA	2.15%	1.15%	1.60%	1.30%	1.00%	NA	0.95%

122

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Notes to Financial Statements – (continued)

October 31, 2016

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2016, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Emerging Markets Equity Fund	1.76%	—	2.51%	1.36%	1.96%	1.66%	1.36%	—	1.31%
Environmental Opportunities Fund	1.17%	—	1.90%	0.90%	1.60%	1.30%	1.00%	0.90%	0.90%
Global Capital Appreciation Fund	1.27%	2.02%	2.00%	0.98%	1.37%	1.07%	0.97%	—	0.87%
Global Equity Income Fund	1.27%	2.02%	2.02%	0.95%	1.47%	1.17%	0.87%	—	0.82%
International Equity Fund	1.20%	1.95%	1.95%	0.90%	1.50%	1.20%	0.90%	—	0.80%
International Growth Fund	1.32%	2.07%	2.07%	1.02%	1.62%	1.32%	1.02%	—	0.97%
International Opportunities Fund	1.19%	2.04%	1.93%	0.88%	1.44%	1.14%	0.84%	0.74%	0.74%
International Small Company Fund	1.47%	2.29%	2.21%	1.11%	1.66%	1.36%	1.06%	—	0.99%
International Value Fund	1.35%	—	2.00%	0.98%	1.61%	1.30%	1.00%	—	0.89%

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2016, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Emerging Markets Equity Fund	$60,641	$321
Environmental Opportunities Fund	8,548	—
Global Capital Appreciation Fund	1,302,811	15,609
Global Equity Income Fund	345,123	12,576
International Equity Fund	42,990	1,015
International Growth Fund	316,364	8,691
International Opportunities Fund	2,277,391	21,135
International Small Company Fund	120,406	6,248
International Value Fund	42,283	5,616

The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, B, C, R3 and R4 shares. Under a Plan, Class A, Class B, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class B Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class B Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class B shares. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine.

123

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Notes to Financial Statements – (continued)

October 31, 2016

f)	Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2016, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Emerging Markets Equity Fund	$232
Environmental Opportunities Fund	70
Global Capital Appreciation Fund	2,663
Global Equity Income Fund	375
International Equity Fund	74
International Growth Fund	497
International Opportunities Fund	4,718
International Small Company Fund	1,097
International Value Fund	3,144

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets, subject to a cap. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Funds. The amount paid to HASCO can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

For the year ended October 31, 2016, the rate of compensation paid to HASCO for transfer agency services as a percentage of each Fund’s average daily net assets is as follows:

Fund	Percent of Average Daily Net Assets
Emerging Markets Equity Fund	0.04%
Environmental Opportunities Fund	0.00%
Global Capital Appreciation Fund	0.16%
Global Equity Income Fund	0.18%
International Equity Fund	0.13%
International Growth Fund	0.21%
International Opportunities Fund	0.08%
International Small Company Fund	0.06%
International Value Fund	0.11%

Administrative services fees for third-party recordkeeping services are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

124

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Notes to Financial Statements – (continued)

October 31, 2016

8.	Affiliate Holdings:

As of October 31, 2016, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Emerging Markets Equity Fund	—	—	—	67%	—	32%	100%	—	— %*
Environmental Opportunities Fund	77%	NA	96%	97%	100%	100%	100%	100%	100%
Global Capital Appreciation Fund	—	—	—	—	—	—	—	—	—
Global Equity Income Fund	—	—	—	—	—	—	5%	—	—
International Equity Fund	—	—	—	—	—	—	100%	—	100%
International Growth Fund	—	—	—	—	—	—	—	—	—
International Opportunities Fund	—	—	—	—	—	—	—	—	—
International Small Company Fund	—	—	—	—	—	—	—	—	—
International Value Fund	—	—	—	—	—	—	—	—	—

Percentage of Fund by Class:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4		Class R5		Class R6	Class Y
Emerging Markets Equity Fund	—	—	—	2%	—	—	%*	—	%*	—	— %*
Environmental Opportunities Fund	4%	NA	4%	69%	4%	4%		4%		4%	4%
Global Capital Appreciation Fund	—	—	—	—	—	—		—		—	—
Global Equity Income Fund	—	—	—	—	—	—		—	%*	—	—
International Equity Fund	—	—	—	—	—	—		—	%*	—	37%
International Growth Fund	—	—	—	—	—	—		—		—	—
International Opportunities Fund	—	—	—	—	—	—		—		—	—
International Small Company Fund	—	—	—	—	—	—		—		—	—
International Value Fund	—	—	—	—	—	—		—		—	—

*	Percentage rounds to zero.

As of October 31, 2016, the Funds’ shares were owned in aggregate by affiliated fund of funds. Therefore, the Funds may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in each Fund as follows:

Percentage of Fund*
Emerging Markets Equity Fund	54%
International Growth Fund	4%
International Opportunities Fund	15%
International Small Company Fund	35%
International Value Fund	1%

*	Affiliated Funds invest in Class Y shares.

125

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Notes to Financial Statements – (continued)

October 31, 2016

9.	Investment Transactions:

For the year ended October 31, 2016, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Emerging Markets Equity Fund	$91,848,755	$185,647,055
Environmental Opportunities Fund	30,831,106	6,586,031
Global Capital Appreciation Fund	1,078,318,206	1,352,674,679
Global Equity Income Fund	43,456,550	194,547,566
International Equity Fund	27,901,394	33,000,813
International Growth Fund	178,246,022	213,044,362
International Opportunities Fund	2,144,239,675	1,520,655,062
International Small Company Fund	316,945,124	191,526,860
International Value Fund	535,541,281	392,910,157

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Emerging Markets Equity Fund	$—	$—
Environmental Opportunities Fund	—	—
Global Capital Appreciation Fund	—	—
Global Equity Income Fund	—	—
International Equity Fund	—	—
International Growth Fund	—	—
International Opportunities Fund	—	—
International Small Company Fund	—	—
International Value Fund	—	—

Fund	Total Cost of Purchases	Total Sales Proceeds
Emerging Markets Equity Fund	$91,848,755	$185,647,055
Environmental Opportunities Fund	30,831,106	6,586,031
Global Capital Appreciation Fund	1,078,318,206	1,352,674,679
Global Equity Income Fund	43,456,550	194,547,566
International Equity Fund	27,901,394	33,000,813
International Growth Fund	178,246,022	213,044,362
International Opportunities Fund	2,144,239,675	1,520,655,062
International Small Company Fund	316,945,124	191,526,860
International Value Fund	535,541,281	392,910,157

126

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Notes to Financial Statements – (continued)

October 31, 2016

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2016, and the year ended October 31, 2015:

Emerging Markets Equity Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	520,870	$3,626,610	369,299	$3,003,693
Shares Issued for Reinvested Dividends	40,904	269,547	104,636	817,519
Shares Redeemed	(262,071)	(1,846,193)	(567,024)	(4,282,266)

Net Increase (Decrease)	299,703	2,049,964	(93,089)	(461,054)

Class C
Shares Sold	85,169	$582,958	53,614	$430,019
Shares Issued for Reinvested Dividends	8,877	57,268	24,474	186,978
Shares Redeemed	(200,443)	(1,468,600)	(62,005)	(484,665)

Net Increase (Decrease)	(106,397)	(828,374)	16,083	132,332

Class I
Shares Sold	87,824	$645,522	98,377	$811,469
Shares Issued for Reinvested Dividends	15,257	100,346	32,109	250,814
Shares Redeemed	(124,936)	(900,718)	(94,849)	(710,781)

Net Increase (Decrease)	(21,855)	(154,850)	35,637	351,502

Class R3
Shares Sold	5,740	$39,299	14,680	$106,680
Shares Issued for Reinvested Dividends	7,847	51,297	18,360	142,150
Shares Redeemed	(233,297)	(1,397,860)	(5,243)	(41,049)

Net Increase (Decrease)	(219,710)	(1,307,264)	27,797	207,781

Class R4
Shares Sold	1,479	$10,371	4,213	$32,772
Shares Issued for Reinvested Dividends	8,432	55,392	18,150	141,274
Shares Redeemed	(229,928)	(1,379,560)	(1,226)	(8,738)

Net Increase (Decrease)	(220,017)	(1,313,797)	21,137	165,308

Class R5
Shares Issued for Reinvested Dividends	9,169	$60,336	18,919	$147,780
Shares Redeemed	(231,917)	(1,390,990)	—	—

Net Increase (Decrease)	(222,748)	(1,330,654)	18,919	147,780

Class Y
Shares Sold	7,260,971	$48,817,316	3,707,372	$28,852,184
Shares Issued for Reinvested Dividends	660,401	4,329,828	1,901,797	14,836,456
Shares Redeemed	(21,715,124)	(142,640,508)	(3,138,255)	(25,933,881)

Net Increase (Decrease)	(13,793,752)	(89,493,364)	2,470,914	17,754,759

Total Net Increase (Decrease)	(14,284,776)	$(92,378,339)	2,497,398	$18,298,408

127

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Notes to Financial Statements – (continued)

October 31, 2016

Environmental Opportunities Fund
	For the Period Ended October 31, 2016
	Shares	Amount
Class A(1)
Shares Sold	129,291	$1,340,024
Shares Redeemed	(128)	(1,410)

Net Increase (Decrease)	129,163	1,338,614

Class C(1)
Shares Sold	105,066	$1,058,055
Shares Redeemed	(854)	(10,009)

Net Increase (Decrease)	104,212	1,048,046

Class I(1)
Shares Sold	1,861,952	$18,688,381
Shares Redeemed	(1)	(10)

Net Increase (Decrease)	1,861,951	18,688,371

Class R3(1)
Shares Sold	100,001	$1,000,010

Net Increase (Decrease)	100,001	1,000,010

Class R4(1)
Shares Sold	100,001	$1,000,010

Net Increase (Decrease)	100,001	1,000,010

Class R5(1)
Shares Sold	100,001	$1,000,010

Net Increase (Decrease)	100,001	1,000,010

Class R6(1)
Shares Sold	100,001	$1,000,010

Net Increase (Decrease)	100,001	1,000,010

Class Y(1)
Shares Sold	100,001	$1,000,010

Net Increase (Decrease)	100,001	1,000,010

Total Net Increase (Decrease)	2,595,331	$26,075,081

(1) Commenced operations on February 29, 2016

Global Capital Appreciation Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	5,120,468	$77,901,258	4,405,289	$77,281,961
Shares Issued for Reinvested Dividends	2,819,448	43,456,913	6,902,770	113,948,606
Shares Redeemed	(8,868,779)	(136,626,220)	(6,236,751)	(109,844,151)
Shares converted (from) Class B into Class A	238,345	3,586,542	294,409	5,198,933

Net Increase (Decrease)	(690,518)	(11,681,507)	5,365,717	86,585,349

128

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Notes to Financial Statements – (continued)

October 31, 2016

Global Capital Appreciation Fund (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class B
Shares Sold	6,112	$85,466	33,458	$512,074
Shares Issued for Reinvested Dividends	77,516	1,076,699	471,587	7,106,814
Shares Redeemed	(833,779)	(11,536,593)	(1,282,740)	(20,598,185)
Shares converted (from) Class B into Class A	(261,786)	(3,586,542)	(321,926)	(5,198,933)

Net Increase (Decrease)	(1,011,937)	(13,960,970)	(1,099,621)	(18,178,230)

Class C
Shares Sold	673,690	$9,437,346	1,412,837	$22,653,778
Shares Issued for Reinvested Dividends	1,053,728	14,791,382	2,877,159	43,704,053
Shares Redeemed	(3,433,020)	(48,190,891)	(2,423,678)	(38,972,648)

Net Increase (Decrease)	(1,705,602)	(23,962,163)	1,866,318	27,385,183

Class I
Shares Sold	2,582,608	$41,265,462	1,851,471	$33,565,280
Shares Issued for Reinvested Dividends	405,754	6,455,750	994,179	16,903,606
Shares Redeemed	(2,858,227)	(45,176,937)	(2,012,868)	(36,462,214)

Net Increase (Decrease)	130,135	2,544,275	832,782	14,006,672

Class R3
Shares Sold	286,804	$4,260,829	342,977	$5,899,842
Shares Issued for Reinvested Dividends	126,623	1,920,552	313,245	5,091,973
Shares Redeemed	(499,211)	(7,574,521)	(367,439)	(6,374,614)

Net Increase (Decrease)	(85,784)	(1,393,140)	288,783	4,617,201

Class R4
Shares Sold	436,909	$6,817,855	454,325	$7,965,581
Shares Issued for Reinvested Dividends	45,069	706,172	94,753	1,587,167
Shares Redeemed	(236,231)	(3,686,146)	(198,248)	(3,457,304)

Net Increase (Decrease)	245,747	3,837,881	350,830	6,095,444

Class R5
Shares Sold	17,050	$263,572	16,634	$298,657
Shares Issued for Reinvested Dividends	2,306	36,869	14,059	240,165
Shares Redeemed	(17,698)	(288,749)	(73,903)	(1,334,105)

Net Increase (Decrease)	1,658	11,692	(43,210)	(795,283)

Class Y
Shares Sold	41,504	$631,982	452,742	$8,303,469
Shares Issued for Reinvested Dividends	592,161	9,541,887	1,909,632	32,986,535
Shares Redeemed	(11,165,385)	(180,215,303)	(1,403,955)	(26,032,259)

Net Increase (Decrease)	(10,531,720)	(170,041,434)	958,419	15,257,745

Total Net Increase (Decrease)	(13,648,021)	$(214,645,366)	8,520,018	$134,974,081

129

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Notes to Financial Statements – (continued)

October 31, 2016

Global Equity Income Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,215,941	$23,468,316	3,833,084	$43,461,336
Shares Issued for Reinvested Dividends	275,663	2,912,868	471,942	5,196,994
Shares Redeemed	(2,289,579)	(24,348,399)	(1,011,185)	(11,290,025)
Shares converted (from) Class B into Class A	19,884	207,597	23,366	264,046

Net Increase (Decrease)	221,909	2,240,382	3,317,207	37,632,351

Class B
Shares Sold	1,146	$11,324	14,593	$160,638
Shares Issued for Reinvested Dividends	1,315	13,614	10,201	110,087
Shares Redeemed	(65,705)	(672,330)	(78,999)	(864,146)
Shares converted (from) Class B into Class A	(20,303)	(207,597)	(23,870)	(264,046)

Net Increase (Decrease)	(83,547)	(854,989)	(78,075)	(857,467)

Class C
Shares Sold	282,985	$2,943,615	457,443	$5,031,109
Shares Issued for Reinvested Dividends	23,600	242,991	53,459	576,227
Shares Redeemed	(384,712)	(3,981,004)	(187,913)	(2,040,734)

Net Increase (Decrease)	(78,127)	(794,398)	322,989	3,566,602

Class I
Shares Sold	1,121,156	$12,066,667	299,596	$3,355,551
Shares Issued for Reinvested Dividends	11,023	117,264	7,717	84,747
Shares Redeemed	(386,726)	(4,140,726)	(110,320)	(1,212,982)

Net Increase (Decrease)	745,453	8,043,205	196,993	2,227,316

Class R3
Shares Sold	10,310	$110,967	3,328	$36,730
Shares Issued for Reinvested Dividends	370	3,911	2,551	28,023
Shares Redeemed	(32,694)	(339,121)	(4,074)	(44,792)

Net Increase (Decrease)	(22,014)	(224,243)	1,805	19,961

Class R4
Shares Sold	7,323	$78,490	5,097	$59,306
Shares Issued for Reinvested Dividends	295	3,125	3,215	35,450
Shares Redeemed	(39,362)	(411,327)	(4,485)	(51,121)

Net Increase (Decrease)	(31,744)	(329,712)	3,827	43,635

Class R5
Shares Sold	4,425	$45,173	2,052	$23,194
Shares Issued for Reinvested Dividends	523	5,540	3,872	42,719
Shares Redeemed	(39,386)	(412,503)	(8,886)	(98,402)

Net Increase (Decrease)	(34,438)	(361,790)	(2,962)	(32,489)

Class Y
Shares Sold	100,124	$1,068,151	210,129	$2,333,579
Shares Issued for Reinvested Dividends	17,877	187,842	1,135,298	12,514,442
Shares Redeemed	(15,630,481)	(163,759,657)	(1,739,673)	(19,818,159)

Net Increase (Decrease)	(15,512,480)	(162,503,664)	(394,246)	(4,970,138)

Total Net Increase (Decrease)	(14,794,988)	$(154,785,209)	3,367,538	$37,629,771

130

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Notes to Financial Statements – (continued)

October 31, 2016

International Equity Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	303,761	$2,739,324	559,653	$5,430,233
Shares Issued for Reinvested Dividends	35,947	321,092	44,818	414,564
Shares Redeemed	(563,556)	(4,970,742)	(351,124)	(3,358,236)
Shares converted (from) Class B into Class A	1,465	13,350	1,390	13,339

Net Increase (Decrease)	(222,383)	(1,896,976)	254,737	2,499,900

Class B
Shares Sold	302	$2,851	2,819	$28,512
Shares Issued for Reinvested Dividends	1,579	13,934	2,519	23,073
Shares Redeemed	(75,353)	(628,930)	(8,402)	(81,159)
Shares converted (from) Class B into Class A	(1,472)	(13,350)	(1,397)	(13,339)

Net Increase (Decrease)	(74,944)	(625,495)	(4,461)	(42,913)

Class C
Shares Sold	51,902	$465,485	182,322	$1,761,589
Shares Issued for Reinvested Dividends	5,688	49,962	5,928	54,143
Shares Redeemed	(86,232)	(770,975)	(75,421)	(705,824)

Net Increase (Decrease)	(28,642)	(255,528)	112,829	1,109,908

Class I
Shares Sold	280,392	$2,528,071	344,857	$3,452,456
Shares Issued for Reinvested Dividends	14,117	126,988	7,369	68,560
Shares Redeemed	(234,206)	(2,038,524)	(54,980)	(528,878)

Net Increase (Decrease)	60,303	616,535	297,246	2,992,138

Class R3
Shares Sold	1,627	$14,553	2,278	$21,854
Shares Issued for Reinvested Dividends	3,202	28,604	4,185	38,702
Shares Redeemed	(123,311)	(1,028,839)	(3,071)	(30,051)

Net Increase (Decrease)	(118,482)	(985,682)	3,392	30,505

Class R4
Shares Sold	15,678	$145,278	5,397	$53,364
Shares Issued for Reinvested Dividends	3,255	29,200	4,283	39,750
Shares Redeemed	(113,916)	(945,441)	(3,724)	(36,183)

Net Increase (Decrease)	(94,983)	(770,963)	5,956	56,931

Class R5
Shares Issued for Reinvested Dividends	3,333	29,992	4,310	40,096
Shares Redeemed	(113,792)	(944,546)	—	—

Net Increase (Decrease)	(110,459)	(914,554)	4,310	40,096

Class Y
Shares Sold	3,493	$33,528	—	$—
Shares Issued for Reinvested Dividends	34,286	308,593	43,848	407,935
Shares Redeemed	(8,914)	(73,998)	—	—

Net Increase (Decrease)	28,865	268,123	43,848	407,935

Total Net Increase (Decrease)	(560,725)	$(4,564,540)	717,857	$7,094,500

131

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

International Growth Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,754,340	$21,059,282	3,074,163	$39,352,628
Shares Issued for Reinvested Dividends	65,338	811,493	15,947	195,671
Shares Redeemed	(2,608,733)	(31,207,862)	(1,262,235)	(15,806,493)
Shares converted (from) Class B into Class A	39,923	479,457	50,865	647,873

Net Increase (Decrease)	(749,132)	(8,857,630)	1,878,740	24,389,679

Class B
Shares Sold	514	$5,774	3,567	$43,447
Shares Redeemed	(84,996)	(941,155)	(116,579)	(1,373,725)
Shares converted (from) Class B into Class A	(43,219)	(479,457)	(54,958)	(647,873)

Net Increase (Decrease)	(127,701)	(1,414,838)	(167,970)	(1,978,151)

Class C
Shares Sold	186,393	$2,067,119	870,743	$10,336,028
Shares Issued for Reinvested Dividends	1,428	16,426	—	—
Shares Redeemed	(499,578)	(5,523,660)	(368,208)	(4,286,028)

Net Increase (Decrease)	(311,757)	(3,440,115)	502,535	6,050,000

Class I
Shares Sold	2,285,382	$27,524,212	4,492,253	$57,010,617
Shares Issued for Reinvested Dividends	23,543	289,817	8,645	105,216
Shares Redeemed	(2,840,739)	(34,180,946)	(1,594,085)	(19,495,770)

Net Increase (Decrease)	(531,814)	(6,366,917)	2,906,813	37,620,063

Class R3
Shares Sold	25,598	$307,139	81,655	$1,062,434
Shares Issued for Reinvested Dividends	311	3,909	—	—
Shares Redeemed	(34,829)	(431,935)	(25,618)	(329,477)

Net Increase (Decrease)	(8,920)	(120,887)	56,037	732,957

Class R4
Shares Sold	508,796	$6,319,428	445,446	$5,707,359
Shares Issued for Reinvested Dividends	2,160	27,521	407	5,130
Shares Redeemed	(164,645)	(2,028,918)	(52,255)	(674,384)

Net Increase (Decrease)	346,311	4,318,031	393,598	5,038,105

Class R5
Shares Sold	151,216	$1,867,611	501,392	$6,418,898
Shares Issued for Reinvested Dividends	5,073	65,031	141	1,796
Shares Redeemed	(150,077)	(1,846,207)	(54,008)	(714,918)

Net Increase (Decrease)	6,212	86,435	447,525	5,705,776

Class Y
Shares Sold	649,741	$7,855,364	699,487	$9,271,744
Shares Issued for Reinvested Dividends	11,347	145,919	21,699	275,564
Shares Redeemed	(2,378,221)	(29,745,112)	(595,624)	(7,898,300)

Net Increase (Decrease)	(1,717,133)	(21,743,829)	125,562	1,649,008

Total Net Increase (Decrease)	(3,093,934)	$(37,539,750)	6,142,840	$79,207,437

132

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

International Opportunities Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	7,575,333	$106,968,420	10,269,879	$158,062,292
Shares Issued for Reinvested Dividends	868,989	12,437,463	3,820,202	55,886,076
Shares Redeemed	(10,891,481)	(155,066,975)	(5,521,408)	(84,652,747)
Shares converted (from) Class B into Class A	49,782	698,464	44,313	683,430

Net Increase (Decrease)	(2,397,377)	(34,962,628)	8,612,986	129,979,051

Class B
Shares Sold	5,108	$63,749	12,982	$179,213
Shares Issued for Reinvested Dividends	5,565	71,245	57,739	763,386
Shares Redeemed	(186,944)	(2,398,535)	(126,049)	(1,767,908)
Shares converted (from) Class B into Class A	(54,904)	(698,464)	(48,729)	(683,430)

Net Increase (Decrease)	(231,175)	(2,962,005)	(104,057)	(1,508,739)

Class C
Shares Sold	937,907	$11,667,611	1,305,629	$17,773,672
Shares Issued for Reinvested Dividends	87,264	1,090,037	509,830	6,583,049
Shares Redeemed	(1,208,098)	(15,043,633)	(935,584)	(12,617,235)

Net Increase (Decrease)	(182,927)	(2,285,985)	879,875	11,739,486

Class I
Shares Sold	16,552,819	$236,342,309	3,443,155	$52,676,546
Shares Issued for Reinvested Dividends	197,080	2,825,752	755,139	11,018,986
Shares Redeemed	(4,594,180)	(64,749,919)	(3,251,562)	(49,737,633)

Net Increase (Decrease)	12,155,719	174,418,142	946,732	13,957,899

Class R3
Shares Sold	1,635,959	$23,441,858	1,247,956	$19,530,235
Shares Issued for Reinvested Dividends	62,593	907,297	303,402	4,505,754
Shares Redeemed	(867,997)	(12,390,815)	(754,426)	(11,844,039)

Net Increase (Decrease)	830,555	11,958,340	796,932	12,191,950

Class R4
Shares Sold	3,661,160	$53,420,418	2,789,255	$44,424,154
Shares Issued for Reinvested Dividends	169,248	2,501,857	758,042	11,444,953
Shares Redeemed	(2,256,410)	(33,108,803)	(1,724,998)	(27,217,128)

Net Increase (Decrease)	1,573,998	22,813,472	1,822,299	28,651,979

Class R5
Shares Sold	2,603,294	$38,437,244	2,002,167	$32,143,117
Shares Issued for Reinvested Dividends	168,443	2,518,892	684,313	10,424,196
Shares Redeemed	(2,236,510)	(32,758,923)	(1,278,182)	(20,091,141)

Net Increase (Decrease)	535,227	8,197,213	1,408,298	22,476,172

Class R6(1)
Shares Sold	2,164,394	$31,878,203	235,407	$3,604,086
Shares Issued for Reinvested Dividends	5,475	82,327	80	1,222
Shares Redeemed	(395,206)	(5,861,161)	(46,866)	(711,557)

Net Increase (Decrease)	1,774,663	26,099,369	188,621	2,893,751

133

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

International Opportunities Fund (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	38,570,812	$575,377,033	8,899,775	$142,646,218
Shares Issued for Reinvested Dividends	1,261,017	18,991,929	4,542,617	69,553,360
Shares Redeemed	(8,200,307)	(122,899,503)	(5,371,443)	(85,781,089)

Net Increase (Decrease)	31,631,522	471,469,459	8,070,949	126,418,489

Total Net Increase (Decrease)	45,690,205	$674,745,377	22,622,635	$346,800,038

(1) Commenced operations on November 7, 2014.

International Small Company Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	802,594	$11,043,672	1,150,098	$16,417,781
Shares Issued for Reinvested Dividends	44,668	634,707	932,305	12,468,355
Shares Redeemed	(1,465,519)	(20,050,743)	(1,121,520)	(16,187,334)
Shares converted (from) Class B into Class A	25,164	347,335	52,520	758,259

Net Increase (Decrease)	(593,093)	(8,025,029)	1,013,403	13,457,061

Class B
Shares Sold	8	$110	2,226	$29,711
Shares Issued for Reinvested Dividends	404	5,301	36,670	455,891
Shares Redeemed	(27,536)	(355,393)	(62,649)	(849,925)
Shares converted (from) Class B into Class A	(26,921)	(347,335)	(56,063)	(758,259)

Net Increase (Decrease)	(54,045)	(697,317)	(79,816)	(1,122,582)

Class C
Shares Sold	113,740	$1,432,547	253,124	$3,287,060
Shares Issued for Reinvested Dividends	5,595	71,279	208,714	2,538,091
Shares Redeemed	(395,896)	(4,955,071)	(349,231)	(4,738,939)

Net Increase (Decrease)	(276,561)	(3,451,245)	112,607	1,086,212

Class I
Shares Sold	1,636,158	$22,181,642	4,716,478	$66,541,597
Shares Issued for Reinvested Dividends	63,476	900,778	407,558	5,420,446
Shares Redeemed	(2,164,939)	(29,240,560)	(1,979,359)	(28,643,261)

Net Increase (Decrease)	(465,305)	(6,158,140)	3,144,677	43,318,782

Class R3
Shares Sold	176,071	$2,448,934	169,941	$2,440,450
Shares Issued for Reinvested Dividends	4,663	66,319	132,265	1,780,915
Shares Redeemed	(214,393)	(2,966,119)	(169,342)	(2,437,284)

Net Increase (Decrease)	(33,659)	(450,866)	132,864	1,784,081

Class R4
Shares Sold	180,916	$2,511,045	168,776	$2,464,116
Shares Issued for Reinvested Dividends	3,682	53,004	74,936	1,014,613
Shares Redeemed	(137,084)	(1,907,057)	(134,915)	(1,978,140)

Net Increase (Decrease)	47,514	656,992	108,797	1,500,589

134

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

International Small Company Fund (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	148,260	$2,026,021	17,444	$258,133
Shares Issued for Reinvested Dividends	425	6,178	4,887	66,586
Shares Redeemed	(38,493)	(544,688)	(10,091)	(152,691)

Net Increase (Decrease)	110,192	1,487,511	12,240	172,028

Class Y
Shares Sold	11,570,015	$163,272,409	4,331,097	$62,190,131
Shares Issued for Reinvested Dividends	209,108	3,046,810	1,822,344	24,844,610
Shares Redeemed	(2,127,287)	(30,085,160)	(1,710,624)	(24,818,963)

Net Increase (Decrease)	9,651,836	136,234,059	4,442,817	62,215,778

Total Net Increase (Decrease)	8,386,879	$119,595,965	8,887,589	$122,411,949

International Value Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	18,187,186	$240,656,384	23,077,954	$338,041,015
Shares Issued for Reinvested Dividends	804,380	10,951,409	42,611	594,855
Shares Redeemed	(15,701,748)	(212,420,105)	(4,859,329)	(71,001,840)

Net Increase (Decrease)	3,289,818	39,187,688	18,261,236	267,634,030

Class C
Shares Sold	111,606	$1,477,781	742,062	$10,528,148
Shares Issued for Reinvested Dividends	63,076	839,567	4,703	64,897
Shares Redeemed	(1,168,227)	(15,775,218)	(1,123,672)	(16,012,601)

Net Increase (Decrease)	(993,545)	(13,457,870)	(376,907)	(5,419,556)

Class I
Shares Sold	22,568,274	$310,462,776	35,485,093	$522,805,622
Shares Issued for Reinvested Dividends	1,085,434	14,938,808	178,998	2,516,718
Shares Redeemed	(25,510,856)	(344,864,001)	(24,249,137)	(350,871,514)

Net Increase (Decrease)	(1,857,148)	(19,462,417)	11,414,954	174,450,826

Class R3
Shares Sold	11,641	$159,171	11,519	$166,532
Shares Issued for Reinvested Dividends	1,697	22,851	160	2,233
Shares Redeemed	(66,872)	(898,026)	(7,428)	(112,260)

Net Increase (Decrease)	(53,534)	(716,004)	4,251	56,505

Class R4
Shares Sold	29,983	$407,374	129,762	$1,838,378
Shares Issued for Reinvested Dividends	3,701	50,488	488	6,843
Shares Redeemed	(91,877)	(1,241,593)	(38,098)	(585,896)

Net Increase (Decrease)	(58,193)	(783,731)	92,152	1,259,325

135

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

International Value Fund (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	26,421	$358,926	1,701	$26,360
Shares Issued for Reinvested Dividends	1,915	26,260	555	7,803
Shares Redeemed	(63,648)	(865,599)	(2,156)	(32,407)

Net Increase (Decrease)	(35,312)	(480,413)	100	1,756

Class Y
Shares Sold	15,404,271	$217,928,190	10,825,368	$158,748,915
Shares Issued for Reinvested Dividends	424,304	5,947,505	40,598	580,952
Shares Redeemed	(4,664,967)	(64,990,064)	(1,899,944)	(28,647,450)

Net Increase (Decrease)	11,163,608	158,885,631	8,966,022	130,682,417

Total Net Increase (Decrease)	11,455,694	$163,172,884	38,361,808	$568,665,303

11.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $330 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During the year ended October 31, 2016, none of the Funds had borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. HFMC and HIFSCO dispute the allegations and intend to defend vigorously. As of October 31, 2016, the trial was scheduled for November 2016.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

136

International/Global Equity Funds

Notes to Financial Statements – (continued)

October 31, 2016

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Subsequent Events:

Effective November 1, 2016, the fee rates paid pursuant to the fund accounting agreement for each Fund are changing and the per account fee paid to HASCO for transfer agency services for all Classes, except Class Y, is also changing.

137

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hartford Emerging Markets Equity Fund, Hartford Environmental Opportunities Fund, Hartford Global Capital Appreciation Fund, Hartford Global Equity Income Fund, Hartford International Equity Fund, The Hartford International Growth Fund, The Hartford International Opportunities Fund, The Hartford International Small Company Fund and The Hartford International Value Fund (nine of the series comprising The Hartford Mutual Funds, Inc. (the Company)) as of October 31, 2016, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Emerging Markets Equity Fund, Hartford Environmental Opportunities Fund, Hartford Global Capital Appreciation Fund, Hartford Global Equity Income Fund, Hartford International Equity Fund, The Hartford International Growth Fund, The Hartford International Opportunities Fund, The Hartford International Small Company Fund and The Hartford International Value Fund at October 31, 2016, and the results of their operations, the changes in their net assets, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2016

138

International/Global Equity Funds

Shareholder Meeting Results (Unaudited)

A Joint Annual Meeting of Shareholders (“Meeting”) was held on March 14, 2016 and shareholders were asked to consider the proposals listed below. The Meeting was adjourned for certain funds until April 19, 2016 with respect to proposals 2 through 6 listed below.

Proposal No.	Description of Proposal

1.	The election of nominees to the Board of Directors of The Hartford Mutual Funds, Inc.

2.	The approval of a new Investment Management Agreement between Hartford Funds Management Company, LLC (“HFMC”) and The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (collectively, the “Companies”), on behalf of the Funds.

3.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

4.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

5.	The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

6.	The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

All shareholders of record at the close of business on December 23, 2015 (“Record Date”) were entitled to attend or submit proxies. As of the Record Date, each Fund had the following number of shares outstanding:

Fund	Outstanding Shares
Hartford Emerging Markets Equity Fund	14,050,643.2940
Hartford Global Capital Appreciation Fund	73,139,747.8110
Hartford Global Equity Income Fund	12,562,580.9610
Hartford International Equity Fund	3,787,364.1860
The Hartford International Growth Fund	17,025,634.7670
The Hartford International Opportunities Fund	123,895,605.6260
The Hartford International Small Company Fund	31,499,943.6720
The Hartford International Value Fund	88,657,109.1970

Proposal One: The election of nominees to the Board of Directors of The Hartford Mutual Funds, Inc.

Approval of Board of Directors for The Hartford Mutual Funds, Inc.
Name(1)	For	Withheld
Hilary E. Ackermann	2,179,706,725.8944	42,734,167.7165
Lynn S. Birdsong	2,180,563,045.6502	41,877,847.9607
James E. Davey	2,181,118,226.9968	41,322,666.6141
Christine Detrick	2,181,014,822.3680	41,426,071.2429
Duane E. Hill	2,179,870,593.2057	42,570,300.4052
Sandra S. Jaffee	2,179,682,910.1968	42,757,983.4141
William P. Johnston	2,179,896,424.5899	42,544,469.0210
Phillip O. Peterson	2,179,760,892.2321	42,680,001.3788
Lemma W. Senbet	2,179,956,972.5800	42,483,921.0309

(1)	Shareholders approved the election of each nominee at the Meeting.

139

International/Global Equity Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Two: The approval of a new Investment Management Agreement between HFMC and the Companies, on behalf of the Funds.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Emerging Markets Equity Fund(1)	11,202,961.1800	1,505.5148	10,722.6002	2,013,389.0000
Hartford Global Capital Appreciation Fund(2)	26,479,849.5880	835,954.6430	1,261,883.3830	8,529,105.0000
Hartford Global Equity Income Fund(2)	4,723,058.7620	103,116.9100	222,090.7800	1,350,044.0000
Hartford International Equity Fund(1)	2,289,157.6895	14,531.6037	7,262.4268	580,670.0000
The Hartford International Growth Fund(2)	6,387,751.1390	117,361.6690	391,718.0880	1,971,035.0000
The Hartford International Opportunities Fund(1)	47,703,270.3635	604,394.4519	1,048,105.0242	17,938,960.0000
The Hartford International Small Company Fund(1)	18,483,758.2529	825,482.8241	84,427.4370	1,892,168.0000
The Hartford International Value Fund(1)	63,516,340.8849	155,980.4326	218,148.7295	16,711,936.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Three: The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Emerging Markets Equity Fund(1)	11,206,391.0295	4,105.8572	4,692.4083	2,013,389.0000
Hartford Global Capital Appreciation Fund(2)	26,107,918.9660	1,234,397.2210	1,235,371.4260	8,529,105.0000
Hartford Global Equity Income Fund(2)	4,588,602.5150	221,307.1940	238,356.7430	1,350,044.0000
Hartford International Equity Fund(1)	2,281,915.5608	20,226.3142	8,809.8450	580,670.0000
The Hartford International Growth Fund(2)	6,325,774.0960	186,779.7050	384,277.0950	1,971,035.0000
The Hartford International Opportunities Fund(1)	46,831,061.0516	1,445,422.8014	1,079,285.9866	17,938,960.0000
The Hartford International Small Company Fund(1)	18,420,799.6973	883,492.6553	89,376.1614	1,892,168.0000
The Hartford International Value Fund(1)	63,422,559.5637	225,714.1725	242,196.3108	16,711,936.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Four: The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Emerging Markets Equity Fund(1)	11,206,006.7725	5,114.2777	4,068.2448	2,013,389.0000
Hartford Global Capital Appreciation Fund(2)	26,029,706.5150	1,276,263.8150	1,271,717.2830	8,529,105.0000
Hartford Global Equity Income Fund(2)	4,600,329.6830	210,653.4240	237,283.3440	1,350,044.0000
Hartford International Equity Fund(1)	2,286,072.5355	17,616.7577	7,262.4268	580,670.0000
The Hartford International Growth Fund(2)	6,352,168.5750	169,568.0580	375,094.2620	1,971,035.0000
The Hartford International Opportunities Fund(1)	46,870,769.9359	1,420,410.3242	1,064,589.5795	17,938,960.0000
The Hartford International Small Company Fund(1)	18,383,479.9740	923,148.0218	87,040.5182	1,892,168.0000
The Hartford International Value Fund(1)	63,426,635.3764	226,064.4446	237,770.2260	16,711,936.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

140

International/Global Equity Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Five: The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Emerging Markets Equity Fund(1)	11,208,520.7079	2,600.3423	4,068.2448	2,013,389.0000
Hartford Global Capital Appreciation Fund(2)	26,053,078.4360	1,251,853.0260	1,272,756.1520	8,529,105.0000
Hartford Global Equity Income Fund(2)	4,606,506.4350	204,845.7280	236,914.2890	1,350,044.0000
Hartford International Equity Fund(1)	2,287,237.4384	14,904.4366	8,809.8450	580,670.0000
The Hartford International Growth Fund(2)	6,350,710.2570	175,987.9740	370,132.6640	1,971,035.0000
The Hartford International Opportunities Fund(1)	46,890,446.1300	1,378,005.0685	1,087,318.6411	17,938,960.0000
The Hartford International Small Company Fund(1)	18,333,538.9595	958,907.6941	101,221.8604	1,892,168.0000
The Hartford International Value Fund(1)	63,428,826.3014	229,488.5487	232,155.1969	16,711,936.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Six: The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Emerging Markets Equity Fund(1)	10,304,676.0552	906,444.9950	4,068.2448	2,013,389.0000
Hartford Global Capital Appreciation Fund(2)	24,056,532.3570	3,169,995.4160	1,351,159.8410	8,529,105.0000
Hartford Global Equity Income Fund(2)	4,501,344.2410	302,081.4730	244,840.7380	1,350,044.0000
Hartford International Equity Fund(1)	2,277,537.9929	24,603.8821	8,809.8450	580,670.0000
The Hartford International Growth Fund(2)	4,950,107.7650	1,551,374.2040	395,348.3270	1,971,035.0000
The Hartford International Opportunities Fund(1)	42,055,558.3323	6,264,777.4012	1,035,434.1061	17,938,960.0000
The Hartford International Small Company Fund(1)	15,163,799.9151	4,128,117.8413	101,750.7576	1,892,168.0000
The Hartford International Value Fund(1)	26,462,874.5417	37,169,495.3821	258,100.1232	16,711,936.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

141

International/Global Equity Funds

Directors and Officers of the Company

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and has served as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present.	76	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present).

LYNN S. BIRDSONG (1946) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2003	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	76	None

CHRISTINE DETRICK (1958) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Enterprises (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Partner/Senior Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	76	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and Forest City Enterprises (a real estate company) (November 2014 to present).

142

International/Global Equity Funds

Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
DUANE E. HILL (1945) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2001	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	76	None

SANDRA S. JAFFEE(3) (1941) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2005	Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairwoman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Corps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).	76	None

143

International/Global Equity Funds

Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
WILLIAM P. JOHNSTON (1944) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	76	None

144

International/Global Equity Funds

Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
PHILLIP O. PETERSON (1944) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2002	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	76	Mr. Peterson is a Trustee of the William Blair Funds (February 2007 to current) (22 funds overseen).

LEMMA W. SENBET (1946) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2005	Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	76	None

145

International/Global Equity Funds

Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
OFFICERS AND INTERESTED DIRECTORS

JAMES E. DAVEY(4) (1964) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board, President and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also currently serves as Chairman of the Board, President and Manager of Lattice Strategies LLC. Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	76	N/A

ANDREW S. DECKER (1963) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	AML Compliance Officer	Since 2015	Mr. Decker currently serves as the AML Compliance Officer for HFD and as Chief Compliance Officer and AML Compliance Officer for HASCO. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

146

International/Global Equity Funds

Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
MICHAEL FLOOK (1965) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President, Treasurer and Controller	Since 2015	Mr. Flook served as Assistant Treasurer for the Company, The Hartford Mutual Funds II, Inc., The Hartford Alternative Strategies Fund, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014. Mr. Flook currently serves as an employee of HFMC.	N/A	N/A

WALTER F. GARGER (1965) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Chief Legal Officer	Since 2016	Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

147

International/Global Equity Funds

Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
JOSEPH G. MELCHER (1973) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. He also serves as Chief Compliance Officer and Executive Vice President of Lattice Strategies LLC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

VERNON J. MEYER (1964) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President	Since 2006	Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

LAURA S. QUADE (1969) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President	Since 2012	Ms. Quade currently serves as Senior Vice President of HLIC and Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A

148

International/Global Equity Funds

Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
ALICE A. PELLEGRINO (1960) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Secretary	Since 2016	Ms. Pellegrino currently serves as Vice President of HLIC and HFMG. Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

(1)	Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.
(2)	The portfolios are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
(3)	Ms. Jaffee will retire as a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc. effective December 18, 2016.
(4)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

For more information regarding the Directors and Officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-888-843-7824.

149

International/Global Equity Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

150

International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc.

Hartford Emerging Markets Equity Fund

Hartford Global Capital Appreciation Fund

Hartford Global Equity Income Fund

Hartford International Equity Fund (formerly Hartford International Capital Appreciation Fund)

The Hartford International Growth Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund

The Hartford International Value Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At a Joint Annual Meeting of Shareholders held on March 14, 2016 and adjourned to April 19, 2016 with respect to certain funds, shareholders of each of the funds listed above (each a “Fund” and collectively, the “Funds”) voted to approve a new investment management agreement (the “Management Agreement”) by and between The Hartford Mutual Funds, Inc. (“HMF”), on behalf of each of its Funds, The Hartford Mutual Funds II, Inc. (“HMF II”) and Hartford Funds Management Company, LLC (“HFMC”).

At their meeting held on August 2-3, 2016, the Boards of Directors (collectively, the “Board”) of HMF and HMF II, including each of the Independent Directors, unanimously voted to approve (i) the continuation of the Management Agreement; and (ii) the continuation of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and collectively with the Management Agreement, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”).

In the months preceding the August 2-3, 2016 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2016 and August 2-3, 2016. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 21-22, 2016 and August 2-3, 2016 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Funds’ respective management fees, sub-advisory fees, if any, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the Management Agreement.

In determining whether to continue the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

151

International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of HFMC and its affiliates to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 65 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered HFMC’s day-to-day oversight of compliance with each Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with the launch of new funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the quality of each Fund’s portfolio manager(s), the Sub-adviser’s other investment personnel, its investment philosophy and process, its investment research capabilities and resources, its performance record, its trade execution capabilities and its experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s).

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and, as applicable, the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. For details regarding each Fund’s performance, see the fund-by-fund synopsis below.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year, including in connection with the annual approval of the Agreements. These reports include, among other things, information on each Fund’s gross returns and with respect to certain reports, net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the

152

International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the Management Agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 21-22, 2016 and August 2-3, 2016 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund, taking into account that HFMC compensates the Sub-adviser out of the management fee paid by the Fund to HFMC. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund, and total operating expenses for each Fund. With respect to each Fund’s sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Broadridge, in consultation with the Consultant, and a broader universe of funds selected by Broadridge. For details regarding each Fund’s expenses, see the fund-by-fund synopsis below.

While the Board recognized that comparisons between a Fund and its peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s management and sub-advisory fees, as applicable, and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s management and sub-advisory fees, as applicable, and total operating expenses.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce each Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. In addition, the Board considered that initially setting competitive fee rates and pricing the Funds to scale at inception are other means of sharing potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of

153

International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

funds have grown over time, including through lower operating expenses. The Board also noted that, for each of Hartford Emerging Markets Equity Fund, Hartford Global Equity Income Fund, and Hartford International Equity Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board considered that it had approved an increase in the Funds’ fund accounting fee rate. The Board reviewed information from Broadridge comparing the new accounting fee rate with relevant industry data and considered that the new fund accounting fee schedule more properly aligned with HFMC’s actual costs for those services. The Board considered that, while the new fee schedule is projected to result in a reasonable increase in overall profitability to HFMC, HFMC expected that it would continue to operate at a net loss with respect to fund accounting services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds. The Board considered that it had approved the implementation of a uniform transfer agency fee across all distribution channels for all classes of the Funds, except Class Y shares, in light of the reduction in revenue earned by HASCO associated with a decline in the use of directly-held accounts and a corresponding increase in the use of omnibus accounts. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function, including the anticipated impact of the new fee schedule on transfer agent profit margins. The Board considered information provided by HASCO indicating that, after giving effect to the new fee schedule, the transfer agent fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. As principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Funds and receive compensation in that regard.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser does not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in a Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the fund family with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

Fund-by-Fund factors

Hartford Emerging Markets Equity Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods. The Board noted recent changes to the Fund’s portfolio management team.

154

International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group, while its actual management fee was in the 4th quintile. Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

Hartford Global Capital Appreciation Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

Hartford Global Equity Income Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

Hartford International Equity Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 5-year periods and the 4th quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford International Growth Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group, while its actual management fee was in the 2nd quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford International Opportunities Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 5-year periods and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

155

International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Hartford International Small Company Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, in line with its benchmark for the 3-year period and above its benchmark for the 5-year period.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford International Value Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group, while its actual management fee was in the 4th quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

156

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, please see our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, which is available at Online Privacy Policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if you maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.: 1stAGChoice, Inc.; Access CoverageCorp, Inc.;

Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; ; Lanidex R, LLC (Delaware); MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2016

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced in this report are sub-advised by Wellington Management Company LLP (Wellington). HFD and HFMC are not affiliated with Wellington.

MFAR-GE16  12/16    117964-3    Printed in U.S.A.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

During the year ended October 31, 2016, the period of this report, stocks endured a correction, then recovered and, despite periodic gyrations, managed to remain generally in positive territory for the remainder of the period. Even with the bouts of uncertainty the market experienced, the current bull market continued into its seventh year, making it the second-longest bull market on record, as measured by the S&P 500 Index.1 From November 1, 2015 through October 31, 2016, the S&P 500 generated a 4.51% total return.

The market reacted to a handful of concerns during the course of the year, including worries about low oil prices, weakness in the Chinese economy, a surprise vote for the U.K. to leave the European Union (dubbed Brexit), the beginning of a rate increase cycle by the U.S. Federal Reserve (Fed), and a contentious U.S. presidential election cycle.

There were also more positive influences, including generally positive jobs reports over the course of the period, which helped the unemployment rate fall to pre-recession levels. In addition, growth of the domestic economy, while slow, has remained steady. This has helped limit the Fed’s actions; they’ve kept rate increases very gradual, which helps markets better digest and account for such changes.

While the election results didn’t factor into returns for the period this report covers, President-elect Trump’s inauguration in 2017 is likely to play a key role in market movements for the new year and beyond. While it is difficult to assess the full potential impact of changing political policies, markets seem to consider his policies pro-growth, which could bode well for investors. However, change to the status quo can often result in volatility in the markets.

As we enter 2017, we encourage you to maintain a strong relationship with a financial advisor who can help guide you through shifting markets with confidence. If there’s one certain thing about markets, it’s that movements can be hard to anticipate, especially in the short term. So it’s important to proactively build a portfolio that takes that unknown into account along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of more than 50 mutual funds as you work toward those goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Fixed Income Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Emerging Markets Local Debt Fund inception 05/31/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Year	Since Inception[1]
Emerging Markets Local Debt A2	10.62%	0.16%	-1.06%
Emerging Markets Local Debt A3	5.64%	-0.76%	-1.90%
Emerging Markets Local Debt C2	9.78%	0.60%	-1.82%
Emerging Markets Local Debt C3	8.78%	0.60%	-1.82%
Emerging Markets Local Debt I2	10.93%	0.38%	-0.84%
Emerging Markets Local Debt R3[2]	9.80%	-0.24%	-1.47%
Emerging Markets Local Debt R4[2]	10.51%	0.13%	-1.11%
Emerging Markets Local Debt R5[2]	10.44%	0.36%	-0.88%
Emerging Markets Local Debt Y2	10.96%	0.42%	-0.82%
JP Morgan GBI Emerging Markets Global Diversified Index	11.04%	-1.19%	-1.65%

[1]	Inception: 05/31/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

JP Morgan GBI Emerging Markets Global Diversified Index tracks local currency bonds issued by Emerging Markets governments. It is an investable index that includes only those countries that are directly accessible by most of the international investor base. The index excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Emerging Markets Local Debt Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Emerging Markets Local Debt	Class A	1.26%	1.54%
Emerging Markets Local Debt	Class C	2.01%	2.30%
Emerging Markets Local Debt	Class I	1.01%	1.19%
Emerging Markets Local Debt	Class R3	1.56%	1.82%
Emerging Markets Local Debt	Class R4	1.26%	1.52%
Emerging Markets Local Debt	Class R5	0.96%	1.22%
Emerging Markets Local Debt	Class Y	0.91%	1.12%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the March 1, 2016 prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. The Fund filed a supplement to its prospectus, dated August 10, 2016, with the U.S. Securities and Exchange Commission that announced modifications to the Fund’s management fee rate and an extension of the existing contractual expense reimbursement arrangements through February 28, 2018 for the Fund that became effective on November 1, 2016. However, the information in this annual report is as of October 31, 2016 and does not reflect any changes made to the total annual fund operating expense table in the prospectus, as supplemented. The net expense ratios shown in the supplement are the same as shown above. The gross expense ratios shown in the supplement are 1.48%, 2.28%, 1.21%, 1.76%, 1.46%, 1.15%, and 1.05% for Class A, Class C, Class I, Class R3, Class R4, Class R5, and Class Y, respectively. The contractual transfer agent reimbursements remain in effect through February 28, 2017 and automatically renew for one year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

James W. Valone, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Evan J. Ouellette

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Michael T. Henry

Vice President and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Emerging Markets Local Debt Fund returned 10.62%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the JP Morgan GBI Emerging Markets Global Diversified Index, which returned 11.04% for the same period. The Fund outperformed the 9.01% average return of the Lipper Emerging Markets Local Currency Debt Funds peer group, a group of funds that seek either current income or total return by investing at least 65% of total assets in debt issues denominated in the currency of their market of issuance.

Why did the Fund perform this way?

Performance across the emerging markets fixed income sectors was strong during the period. Local markets debt as measured by the JP Morgan GBI Emerging Markets Global Diversified (GBI-EMGD) Index generated a total return of 11.04% in U.S. Dollar terms. Decreases in emerging markets (EM) interest rates and appreciation of EM currencies versus the U.S. dollar aided market result, with rate decreases being the larger contributor. In December 2015, the U.S. Federal Reserve (Fed) increased its benchmark policy rate by 0.25%, a move which was well telegraphed and widely expected. 2016 started on a rough patch as concerns regarding China’s slowdown sent the markets tumbling. During the middle of 2016, market

3

The Hartford Emerging Markets Local Debt Fund

Manager Discussion and Analysis – (continued)

For Period Ended October 31, 2016, Annual Shareholder Report

volatility also spiked due to the United Kingdom’s (U.K.) unexpected decision to leave the European Union (“Brexit”). An overall cautious stance to further rate hikes from major central banks eased these concerns and led to an impressive stock market rebound. The Fed refrained from raising interest rates during the period ended October 31, 2016; however, it signaled a higher probability of a rate increase before year end.

Emerging market corporate debt finished the period with a return of 9.17% and Credit spreads narrowed by 0.64% to 3.33% by the end of the period as measured by the JP Morgan CEMBI Broad Diversified Index.

Within Latin America, an overwhelming majority of the Brazilian Senate voted to impeach Dilma Rousseff, officially removing her from the presidency after lengthy proceedings. Michel Temer, the former vice president, is now the president of Brazil and is expected to serve out the remainder of the term that ends in 2018. In Colombia, the voters narrowly rejected the terms of a peace deal with the Revolutionary Armed Forces of Colombia (FARC) rebel group, which would have ended the country’s long-lasting civil war. Also, the Colombian government sent a key tax reform proposal to Congress that would reduce corporate taxes substantially while increasing the value added tax. In Argentina, the business-friendly opposition candidate Maurico Macri won the presidential elections. Argentina returned to international capital markets with a successful bond issue, which will be used to pay the holdout investors from the settlement related to an earlier bond issue and finance the fiscal deficit. As a result, all injunctions on debt payments from Argentina have been lifted. Venezuela’s political struggles continued as the opposition collected close to two million signatures and submitted a petition to the National Electoral Council (CNE) in an effort to oust President Nicholas Maduro from office. Later in the period the judiciary suspended collection of signatures for a referendum. Venezuelan bonds surged after the state-owned oil company, Petróleos de Venezuela, S.A. (“PDVSA”), announced a debt swap deal. Pedro Pablo Kuczynski, a former finance minister, won the presidential elections in Peru.

In Turkey, President Erdogan’s AK Party had a decisive victory in the parliamentary election, returning the country to single-party rule. Later, markets were surprised by an attempted military coup in Turkey. President Recep Tayyip Erdogan imposed a three-month state of emergency on the nation and initiated large purges in the judiciary, security forces, and education sectors following the failed coup. In Romania, Prime Minister Ponta resigned after a lengthy period of sustained political pressure following allegations of corruption. South African president Jacob Zuma survived an impeachment vote in parliament with the support of the ruling African National Congress (ANC), which controls almost two-thirds of the assembly. Markets reacted positively when the national prosecutor dropped fraud charges against South African Finance Minister Pravin Gordhan. The Central Bank of Nigeria abandoned its currency peg to the U.S. dollar and switched to a flexible exchange rate policy, leading to a sharp devaluation of the Nigerian naira. Saudi Arabia successfully issued bonds totaling $17.5 billion.

Within Asia, Indonesia’s President Joko Widodo conducted a significant reshuffle of the senior ranks of his cabinet, with one of the key changes being the reappointment of a reformist former finance minister. China eased limits on foreign investment in its domestic bond market. In addition, China announced a new trade weighted currency index that tracks a basket of currencies from 13 countries, moving away from the simple bilateral exchange rate between the Chinese renminbi and the U.S. dollar. The Chinese yuan has officially become one of the five global reserve currencies, as it was added to the International Monetary Fund’s Special Drawing Rights basket as of October 1, 2016. India’s Senate approved the Goods & Services Tax (GST), a major tax reform, which is designed to unify the indirect tax regime in the country and replace a state-based tax system that caused major distortions and inefficiencies. The markets reacted negatively to the news of the death of King Bhumibol Adulyadej of Thailand, whose role, while largely symbolic in the recent past, was perceived as a source of political stability. Rodrigo Duterte, considered a political outsider, won the Presidential election in the Philippines.

Within the Fund, security selection and currency positioning contributed positively to performance relative to the GBI-EMGD Index, while duration strategies detracted from performance. The Fund’s structural allocation to corporate bonds had a negative impact on relative performance as, generally speaking, corporate bonds modestly underperformed the local rates and coupon component of the GBI-EMGD Index. Within the corporate bond holdings in the Fund, security selection contributed positively to results versus the broad EM corporate index (JP Morgan CEMBI Broad Diversified Index) while country allocation strategies modestly detracted from performance.

The Fund’s duration strategies modestly detracted from performance. In Asia, an underweight in Thailand, given the low yield level and signs that the growth has bottomed, as well as an underweight in Malaysia, where regional growth trends are improving and valuations remain tight, negatively affected performance. In Latin America, an underweight later in the period to Mexico, taken due to potential adverse medium-term effects of the 2016 U.S. elections on the Mexican economy, proved favorable. On the other hand, a modest underweight duration exposure to Brazil, where local rates had a strong rally, detracted from performance relative to the GBI-EMGD Index. Within Europe, the Middle East and Africa (EMEA), an underweight duration to Poland, taken due to unattractive valuations, aided relative results. In contrast, an underweight duration in Romania, motivated by the government’s pro-cyclical fiscal stance ahead of the country’s general election, negatively affected performance.

4

The Hartford Emerging Markets Local Debt Fund

Manager Discussion and Analysis – (continued)

For Period Ended October 31, 2016, Annual Shareholder Report

Security selection was positive to performance relative to the GBI-EMGD Index during the period. Within Latin America, our allocation to select external corporate issues in certain countries, such as Guatemala, Chile, Peru, and Mexico, proved favorable. Additionally, exposure to external sovereign debt in Argentina aided results. In contrast, an underweight to short- and medium term local sovereign debt in Brazil negatively affected results. Within EMEA, the contribution from underweight exposure to short and medium term sovereign debt in Turkey, and short exposure to the front-end of the yield curve in South Africa, detracted from relative performance. In contrast, the Fund’s exposure to external quasi-sovereign debt in Russia, Kazakhstan, and Azerbaijan, as well as exposure to corporate debt in United Arab Emirates and Ghana, proved favorable to performance. In Asia, exposure to select external corporate issuers in China, Hong Kong, and India contributed positively to results. On the other hand, an underweight to the mid- and long-end of the local sovereign debt curve in Malaysia negatively affected performance.

During the period, currency positioning was the largest contributor to the performance relative to the GBI-EMGD Index. In Latin America, an underweight to Brazilian real throughout most of the period, as well as an overweight to Mexican peso during the second period, contributed positively to relative results. This was somewhat offset by an underweight exposure to Colombian peso, which detracted from performance. In EMEA, an overweight to the Russian ruble, taken due to the impressive adjustment in external accounts, and an underweight to the Turkish lira, given elevated geopolitical risks and vulnerability to capital outflows, contributed positively to results. Within Asia, an underweight exposure to the Malaysian ringgit, taken due to year-to-date outperformance, detracted from performance. In contrast, a short exposure to the Chinese renminbi, given unattractive valuations and our negative view on the country over the medium-term, proved favorable.

The Fund’s interest rate and credit positioning is primarily implemented through cash bond positions and derivatives such as interest rate and total return swaps, credit default swap contracts, and interest rate futures. We use local currency denominated cash bonds, currency forwards (deliverable and non-deliverable), and currency options to express our views on currency. Overall, the Fund’s positioning implemented via derivatives contributed positively to performance relative to the GBI-EMGD Index during the period.

What is the outlook?

We are turning more constructive on EM fundamentals now that the worst of the commodity price declines – principally in oil – seem to be behind us. We believe the drag on growth from these negative terms of trade shock should slowly dissipate particularly now that China has also taken steps to stabilize its domestic economy. We expect that growth will bottom for many EM countries in 2016 with a u-shaped growth recovery in 2017. Inflation pressures appear to be waning in the most vulnerable markets, and flexible exchange rate regimes have helped most countries adjust to an environment of weaker global trade, reduced capital inflows and low commodity prices. Where needed, countries were also proactive in tightening monetary policy to counter pass-through to prices. In previous crises, the need to defend pegged currencies led to a rapid decline in reserves, a sharper spike in interest rates, and a rise in the debt burden for many countries, plunging them into crisis. Since that time, many countries have moved to more flexible exchange rates, allowing them to maintain reserves and limit government debt burdens, and leaving their countries less vulnerable. Flexible exchange rates appear to have served as an adjustment valve in many cases, causing imports to slow and exports to gradually increase as countries gained competitiveness. As a result, current account balances have meaningfully recovered in a number of markets. With current account deficits falling, pressures on the currencies of many countries should fade as they become less reliant on foreign capital inflows to finance external deficits. We think that fiscal policy and broader structural reforms still remain a weak spot and we view these areas as remaining vulnerabilities. However, policy makers in EM are shifting their mindset on fiscal policy and we believe fiscal performance is poised to improve as they embark on consolidation plans that will lead to a better profile for debt ratios in 2017.

The global growth outlook is mixed, but our base case expectations are for a slow global upturn in 2017, setting the stage for a gradual recovery in EM. Accommodative developed market central bank policy is likely to keep global liquidity trends positive, providing a source of support for EM assets. While our base case is for the U.S. Fed to proceed with the hiking cycle in December 2016, and continue to do so in a cautious, gradual, and transparent manner, there are risk scenarios surrounding the U.S. elections and relatedly for the Fed’s policy path. The key downside risks to EM emanate primarily from developed markets, including the U.S. Presidential elections and the potential that the European Central Bank (ECB) will not fully extend its quantitative easing program. Candidate Trump’s anti-trade orientation and protectionist policies could imply significant damage to EM and pose the largest near-term risk, particularly in Mexico. A change in ECB policy to move towards tapering could also result in increased volatility. In terms of China, growth continues to be supported by new credit creation. A meaningful build-up of credit in the economy appears to pose a longer-term risk, but we do not anticipate a hard economic landing in the near term. China’s high foreign-exchange reserves, a current account surplus, and access to domestic financing should keep crisis scenarios at bay for some time. From a cyclical perspective, monetary stimulus and continued credit growth are pushing up the property and infrastructure sectors and continuing to drive robust headline output growth.

Turning to the portfolio, we continue to find what we consider to be value in select local interest rates and continue to favor higher yielding bond markets, with the Fund’s largest overweight concentrated in countries like Russia. We have increased exposure in Turkey given that the local economy is softening and the central

5

The Hartford Emerging Markets Local Debt Fund

Manager Discussion and Analysis – (continued)

For Period Ended October 31, 2016, Annual Shareholder Report

bank appears poised to ease further than we believe is priced into markets. At the end of the period, we were underweight exposure in Mexico given the uncertainty around the U.S. election cycle and its potentially harsh direct implications for trade and investment. We are more cautious in Central Europe including Poland and Romania. We remained underweight lower yielding bond markets like Thailand, where regional growth trends are improving and valuations remain tight. We do not think that a moderate rise in inflation is adequately priced into these lower-yielding bond markets and we believe some upward adjustment in rates is required. This dynamic stands in contrast to higher-yielding markets that will likely see a softening of inflationary pressure as currency pass-through and other one-off shocks to prices fade.

As for currencies, we ended the period modestly underweight EM currencies at the portfolio level. In Latin America, we were short the Chilean peso due to still weak copper prices and what we view as less compelling valuations. We have been concentrating currency exposure in some of the smaller markets in the Latin America and EMEA region, such as Argentina, Ghana, and Kazakhstan, which we believe offer an interesting combination of attractive valuations and stable-to-improving fundamentals. We favor the Polish zloty where the central bank seems comfortable with some currency appreciation and should benefit from the country’s improved current account. We remained short the Chinese renminbi, which we expect to continue to remain weak. We favor exposure to the Indian rupee where the new inflation-targeting focused central bank governor should be supportive for the currency.

EM corporates reacted positively to the lower growth environment by cutting capital expenditures, dividends and cost structures. Leverage has been managed by conserving cash and selling assets. EM corporate fundamentals have suffered with lower commodity prices and uneven growth in developing markets. However, on a sequential basis, we are beginning to see signs of improvement. We believe that risks remain due to the potential for renewed volatility in commodities, currencies, as well as potential fallout from a Trump administration that could impact the EM corporate market over the medium term. We believe that EM corporates spreads are fairly valued when we compare available spreads to other markets, but are becoming stretched after a YTD rally. Improvement in commodity prices and the prospect for a turnaround in some of the more challenged economies (Brazil and Russia) could provide a beneficial tailwind. Technical factors in EM corporates appear to remain very strong given the low net supply expected this year. EM markets are enjoying the renewed inflow of capital and global search for yield in the environment of accommodative central banks. In Asia, we favor high quality companies with what we consider to be resilient business models and a track record of prudent and conservative financial management. We prefer India which we believe may benefit from a positive reform agenda. In Latin America, we favor Argentina given the positive reform momentum in the country. In EMEA, we see some value in Kazakhstan, where we favor oil and gas and financial sectors. We continue to find what we consider to be idiosyncratic opportunities in United Arab Emirates.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. The value of inflation-protected securities generally fluctuates with changes in real interest rates, and the market for these securities may be less developed or liquid, and more volatile, than other securities markets. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid.

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	22.4%
Foreign Government Obligations	66.4

Total	88.8%

Short-Term Investments	6.2
Purchased Options	0.6
Other Assets & Liabilities	4.4

Total	100.0%

6

The Hartford Floating Rate Fund inception 04/29/2005

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Floating Rate A1	6.38%	4.17%	3.41%
Floating Rate A2	3.19%	3.53%	3.09%
Floating Rate B1	5.59%	3.37%	2.75%	[3]
Floating Rate B2	0.59%	3.02%	2.75%	[3]
Floating Rate C1	5.62%	3.40%	2.63%
Floating Rate C2	4.62%	3.40%	2.63%
Floating Rate I1	6.67%	4.44%	3.69%
Floating Rate R3[1]	6.24%	3.90%	3.17%
Floating Rate R4[1]	6.51%	4.17%	3.39%
Floating Rate R5[1]	6.70%	4.45%	3.64%
Floating Rate Y1	6.76%	4.52%	3.73%
Credit Suisse Leveraged Loan Index	6.30%	5.07%	4.31%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of April 23, 2012, Wellington Management Company LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on May 18, 2012, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Credit Suisse Leveraged Loan Index is a market-value weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

7

The Hartford Floating Rate Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Floating Rate	Class A	0.99%	0.99%
Floating Rate	Class B	1.76%	1.85%
Floating Rate	Class C	1.74%	1.74%
Floating Rate	Class I	0.72%	0.72%
Floating Rate	Class R3	1.26%	1.38%
Floating Rate	Class R4	1.01%	1.07%
Floating Rate	Class R5	0.71%	0.79%
Floating Rate	Class Y	0.66%	0.66%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Michael J. Bacevich

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Floating Rate Fund returned 6.38% before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, which returned 6.30% for the same period. The Fund outperformed the 5.07% average return of the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the U.S. Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the referendum on the U.K.’s E.U. membership moved into sharper focus. The U.K.’s momentous vote to leave the E.U. (Brexit) led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase interest rates ahead of the Brexit vote in the

8

The Hartford Floating Rate Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

U.K. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. In the U.S., markets remained skeptical about the Fed’s ability to raise interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amid speculation around less accommodative monetary policy from central banks and rising prospects of a December Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in longer-term government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sectors within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

The Fund outperformed the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, over the twelve-month period. Benchmark-relative outperformance was largely driven by security selection. Selection was strongest within Metals and Mining, gaming, and Utilities, which was partially offset by weaker selection within the retail stores sector. In aggregate, sector allocation had a negligible impact on relative performance during the period. An overweight allocation to the energy sector contributed favorably to the Fund’s benchmark-relative performance, while an underweight to pharmaceuticals detracted from performance. In aggregate, quality positioning had a favorable impact on relative performance as the Fund’s overweight to B-rated securities benefited while the Fund’s underweight to CCC and below-rated securities detracted from performance.

The Fund used derivatives on a limited basis during the period for risk management purposes. Over the twelve month period ended

October 31, 2016, the Fund employed currency forwards to minimize active currency risk from investments in non-dollar denominated securities. Although we typically view currency forwards in conjunction with the securities intended to be hedged, on a standalone basis the currency forwards slightly contributed favorably to performance relative to the Credit Suisse Leveraged Loan Index due to the strength of the U.S. dollar relative to the British pound over the period.

What is the outlook?

We maintain a positive outlook for bank loans, underpinned by favorable fundamentals, attractive valuations, and a supportive technical backdrop. Additionally, we believe bank loans’ long-term potential benefits of diversification and their floating-rate nature, particularly given the still-low absolute yields across most fixed income sectors, will eventually reassert themselves, enhancing the relative appeal of this asset class.

From a technical perspective, collateralized loan obligation (CLO) issuance, an important source of bank loan demand, remains behind last year’s pace as $54 billion has priced year-to-date, versus $84 billion at this time in 2015, according to Standard & Poor’s (S&P).

We believe fundamentals continue to be stable overall; while borrowers’ leverage has been increasing, this trend is mitigated by historically strong interest coverage. Defaults have been concentrated in the Energy and Metals and Mining sectors, and, in our view, have likely peaked, following the stabilization in commodity prices.

The three-month London Interbank Offering Rate (LIBOR), the reference rate for most bank-loan coupons, has been on the rise due mainly to new U.S. money-market regulations that took effect October 14. LIBOR floors have already been pierced for some bank loans, so their coupons will rise with further increases in LIBOR. Should LIBOR continue to climb and exceed 1%, floors for many more bank loans will be pierced, potentially attracting investor flows to take advantage of the higher coupons. Bank loan mutual funds already recorded net inflows of $2.2 billion in the third quarter, the first positive quarterly inflow for the asset class since the first three months of 2014. At the end of the period, the Fund’s positioning remains moderately pro-cyclical, but we are emphasizing issuer-specific opportunities. At the end of the period, we believe we were finding the best opportunities in higher-quality, U.S.-focused issuers in less cyclical industries. We have also been taking advantage of favorable market conditions by selling less liquid loans and bonds, thereby improving the liquidity profile of the Fund.

At the end of the period, the Fund maintained out-of-benchmark allocations to high yield credit and investment grade credit. Within quality positioning, the Fund was overweight BBB- and above-rated securities and underweight CCC and below-rated securities. In

9

The Hartford Floating Rate Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

terms of sector positioning, the Fund was overweight Energy, financial institutions, and packaging and underweight retailers, Technology, and communications relative to the Credit Suisse Leveraged Loan Index at the end of the period.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Loans can be difficult to value and highly illiquid; they are subject to credit risk, bankruptcy risk, and insolvency. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions.

The Fund should not be considered an alternative to CDs or money market funds. This Fund is for investors who are looking to complement their traditional fixed-income investments.

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	2.1%

Total	2.1%

Fixed Income Securities
Corporate Bonds	5.9%
Senior Floating Rate Interests	87.2

Total	93.1%

Short-Term Investments	7.3
Other Assets & Liabilities	(2.5)

Total	100.0%

10

The Hartford Floating Rate High Income Fund inception 09/30/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Year	Since Inception[1]
Floating Rate High Income A2	7.81%	4.97%	5.34%
Floating Rate High Income A3	4.57%	4.33%	4.71%
Floating Rate High Income C2	6.90%	4.18%	4.55%
Floating Rate High Income C3	5.90%	4.18%	4.55%
Floating Rate High Income I2	8.07%	5.24%	5.62%
Floating Rate High Income R3[2]	7.50%	4.63%	5.01%
Floating Rate High Income R4[2]	7.77%	4.94%	5.31%
Floating Rate High Income R5[2]	9.27%	5.46%	5.83%
Floating Rate High Income Y2	8.14%	5.24%	5.62%
Credit Suisse Leveraged Loan Index	6.30%	5.07%	5.51%

[1]	Inception: 09/30/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of April 23, 2012, Wellington Management Company LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on May 18, 2012, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Credit Suisse Leveraged Loan Index is a market-value weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

11

The Hartford Floating Rate High Income Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Floating Rate High Income	Class A	1.07%	1.13%
Floating Rate High Income	Class C	1.82%	1.90%
Floating Rate High Income	Class I	0.82%	0.88%
Floating Rate High Income	Class R3	1.37%	1.50%
Floating Rate High Income	Class R4	1.07%	1.20%
Floating Rate High Income	Class R5	0.77%	0.90%
Floating Rate High Income	Class Y	0.77%	0.79%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Michael J. Bacevich

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Floating Rate High Income Fund returned 7.81%, before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, which returned 6.30% for the same period. The Fund also outperformed the 5.07% average return of the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the U.S. Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the referendum on the U.K.’s E.U. membership moved into sharper focus. The U.K.’s momentous vote to leave the E.U. (Brexit) led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase interest rates ahead of the Brexit vote in the U.K. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. In the U.S., markets remained skeptical about the Fed’s ability to raise

12

The Hartford Floating Rate High Income Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amid speculation around less accommodative monetary policy from central banks and rising prospects of a December Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in decline in intermediate and long-term government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

The Fund outperformed the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, over the twelve-month period. In aggregate, security selection contributed favorably to relative performance, specifically within the Energy, Metals and Mining, and chemicals sectors, which was only partially offset by negative selection in the retail stores sector. Sector allocation detracted from benchmark-relative performance during the period. In particular, overweight positions to the supermarkets and Food & Beverage sectors detracted from the Fund’s benchmark relative performance. In aggregate, quality positioning benefited relative performance, driven by the Fund’s overweight to B-rated securities.

The Fund used derivatives on a limited basis during the period for risk management purposes. Over twelve month period ended October 31, 2016, the Fund employed currency forwards to minimize active currency risk from investments in non-dollar denominated securities. Although we typically view currency forwards in conjunction with the securities intended to be hedged, on a standalone basis the currency forwards slightly contributed favorably to performance relative to the Credit Suisse Leveraged Loan Index due to the strength of the U.S. dollar relative to the British pound over the period.

What is the outlook?

We maintain a positive outlook for bank loans, underpinned by favorable fundamentals, attractive valuations, and a supportive technical backdrop. Additionally, we believe bank loans’ long-term potential benefits of diversification and floating-rate nature, particularly given the still-low absolute yields across most fixed income sectors, will eventually reassert themselves, enhancing the relative appeal of this asset class.

From a technical perspective, collateralized loan obligation (CLO) issuance, an important source of bank loan demand, remains behind last year’s pace as $54 billion has priced year-to-date, versus $84 billion at this time in 2015, according to Standard & Poor’s (S&P).

We believe fundamentals continue to be stable overall; while borrowers’ leverage has been increasing, this trend is mitigated by historically strong interest coverage. Defaults have been concentrated in the Energy and Metals and Mining sectors, and in our view, have likely peaked, following the stabilization in commodity prices.

The three-month London Interbank Offering Rate (LIBOR), the reference rate for most bank-loan coupons, has been on the rise due mainly to new U.S. money-market regulations that took effect October 14. LIBOR floors have already been pierced for some bank loans, so their coupons will rise with further increases in LIBOR. Should LIBOR continue to climb and exceed 1%, floors for many more bank loans will be pierced, potentially attracting investor flows to take advantage of the higher coupons. Bank loan mutual funds already recorded net inflows of $2.2 billion in the third quarter, the first positive quarterly inflow for the asset class since the first three months of 2014. The Fund’s positioning remains moderately pro-cyclical, but we are emphasizing issuer-specific opportunities. At the end of the period, we believe we were finding the best opportunities in higher-quality, U.S.-focused issuers in less cyclical industries. We have also been taking advantage of favorable market conditions by selling less liquid loans and bonds, thereby improving the liquidity profile of the Fund.

At the end of the period, the Fund maintained out-of-benchmark allocations to investment-grade credit and high yield credit. Within quality positioning, the Fund was overweight BBB- and above rated securities underweight CCC and below-rated securities. In terms of sector positioning, the Fund was overweight Healthcare, financial institutions, and consumer cyclical services, and underweight retailers, media & entertainment, and Technology relative to the Credit Suisse Leveraged Loan Index at the end of the period.

13

The Hartford Floating Rate High Income Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Loans can be difficult to value and highly illiquid; they are subject to credit risk and risks of bankruptcy and insolvency. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid.

The Fund should not be considered an alternative to CDs or money market funds. This Fund is for investors who are looking to complement their traditional fixed-income investments.

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	1.4%
Exchange Traded Funds	2.9

Total	4.3%

Fixed Income Securities
Corporate Bonds	9.8%
Senior Floating Rate Interests	77.7

Total	87.5%

Short-Term Investments	14.6
Other Assets & Liabilities	(6.4)

Total	100.0%

14

The Hartford High Yield Fund inception 09/30/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
High Yield A1	7.10%	5.55%	6.03%
High Yield A2	2.28%	4.59%	5.54%
High Yield B1	6.17%	4.73%	5.39%[3]
High Yield B2	1.17%	4.40%	5.39%[3]
High Yield C1	6.16%	4.76%	5.24%
High Yield C2	5.16%	4.76%	5.24%
High Yield I1	7.20%	5.80%	6.33%
High Yield R3[1]	6.64%	5.22%	5.72%
High Yield R4[1]	6.92%	5.55%	6.04%
High Yield R5[1]	7.27%	5.84%	6.31%
High Yield Y1	7.32%	5.90%	6.39%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	10.14%	7.17%	7.60%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

15

The Hartford High Yield Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
High Yield	Class A	1.06%	1.17%
High Yield	Class B	1.81%	2.07%
High Yield	Class C	1.81%	1.85%
High Yield	Class I	0.81%	0.85%
High Yield	Class R3	1.36%	1.49%
High Yield	Class R4	1.06%	1.18%
High Yield	Class R5	0.76%	0.87%
High Yield	Class Y	0.71%	0.75%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Certain contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Christopher A. Jones, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

David B. Marshak

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford High Yield Fund returned 7.10% before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, which returned 10.14% for the same period. The Fund outperformed the 7.03% average return of the Lipper High Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the U.S. Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the referendum on the U.K.’s E.U. membership moved into sharper focus. The U.K.’s momentous vote to leave the E.U. (Brexit) led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of

16

The Hartford High Yield Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase interest rates ahead of the Brexit vote in the U.K. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. In the U.S., markets remained skeptical about the Fed’s ability to raise interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amid speculation around less accommodative monetary policy from central banks and rising prospects of a December Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity and emerging markets-linked currencies, such as the Australian dollar (AUD), the Norwegian krone (NOK), and the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

The Bloomberg Barclays U.S. Corporate High Yield Bond Index returned 10.14% for the twelve months ended October 31, 2016 and outperformed duration equivalent treasuries by 7.41%. The option-adjusted spread (OAS) of the Bloomberg Barclays U.S. Corporate High Yield Bond Index was 4.77% on October 31, 2016, narrower than twelve months ago (5.60%). As was the case with many other credit risk sectors, the period was volatile for the high yield market, as spreads widened in early 2016 but then tightened in mid-February, led by a rebound in the Energy and Metals and Mining sectors.

Overall, sector allocation decisions detracted from returns relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index, primarily driven by the Fund’s underweight allocation to the Metals and Mining sector, as commodity prices rebounded over the second half of the period. This was partially offset by an underweight to transportation.

During the period, security selection modestly benefited returns relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index, driven primarily by the cable satellite sub-industry and Energy sector. Within Energy, we continue to focus the Fund’s exposure on higher quality exploration and production (E&P) credits and remain cautious on oil services and refining issuers. The positive security selection was partially offset by weaker selection in the Technology sector. Quality positioning detracted from relative performance during the period, due to an underweight to CCC-rated and below securities.

Over the period, the Fund had a small position in High Yield Credit Default Swap Index (CDX) which contributed positively to performance relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index. The Fund’s CDX position is used for liquidity purposes and for tactically adjusting the risk posture of the Fund.

What is the outlook?

We remain generally constructive on high yield, as valuations remain attractive relative to stable company fundamentals and strong demand for yield-producing assets, although we continue to monitor the global macroeconomic landscape. We are most positive on the U.S. economy, and as a result are emphasizing issuers that we believe will benefit from a strong U.S. consumer and sectors that are less cyclical in nature (for example, media cable and Healthcare) as we believe that they offer an attractive risk/reward profile. We expect that default rates will peak in the next six to twelve months in the 5-6% range, with the defaults mainly concentrated in the commodity-sensitive sectors (Energy and Metals and Mining). Yields in these sectors are higher on average than the broad market and while we have been finding what we see as opportunities in these sectors, we are generally taking a selective approach to investing in them. While we continue to monitor potential impacts to global growth due to the increased macroeconomic uncertainty and potential trends toward more protectionist policies, we believe that the high yield market will continue to be supported by strong investor demand. We expect that the strong global demand for yield will continue as a result of the low absolute level of interest rates around much of the globe. We believe this “search for yield” is likely to be a positive factor for high yield markets over the balance of 2016.

The Fund ended the period most overweight Healthcare and packaging and most underweight Utilities and automotive, relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or

17

The Hartford High Yield Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.8%

Total	0.8%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.0%
Convertible Bonds	0.7
Corporate Bonds	89.3
Senior Floating Rate Interests	0.7

Total	90.7%

Short-Term Investments	6.8
Other Assets & Liabilities	1.7

Total	100.0%

18

The Hartford Inflation Plus Fund inception 10/31/2002

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Inflation Plus A1	4.54%	0.35%	3.83%
Inflation Plus A2	-0.16%	-0.57%	3.36%
Inflation Plus B1	3.83%	-0.39%	3.21%	[3]
Inflation Plus B2	-1.17%	-0.75%	3.21%	[3]
Inflation Plus C1	3.83%	-0.39%	3.06%
Inflation Plus C2	2.83%	-0.39%	3.06%
Inflation Plus I1	4.85%	0.60%	4.11%
Inflation Plus R3[1]	4.23%	0.00%	3.48%
Inflation Plus R4[1]	4.55%	0.30%	3.78%
Inflation Plus R5[1]	4.76%	0.58%	4.06%
Inflation Plus Y1	4.93%	0.67%	4.16%
Bloomberg Barclays U.S. TIPS 1-10 Year Index	4.68%	1.03%	3.83%
Bloomberg Barclays U.S. TIPS Index	5.89%	1.47%	4.46%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06.

Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays U.S. TIPS 1-10 Year Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have maturities of 1 to 10 years.

Bloomberg Barclays U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

19

The Hartford Inflation Plus Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Inflation Plus	Class A	0.85%	0.94%
Inflation Plus	Class B	1.60%	1.78%
Inflation Plus	Class C	1.60%	1.66%
Inflation Plus	Class I	0.60%	0.73%
Inflation Plus	Class R3	1.20%	1.25%
Inflation Plus	Class R4	0.90%	0.95%
Inflation Plus	Class R5	0.60%	0.66%
Inflation Plus	Class Y	0.54%	0.54%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Inflation Plus Fund returned 4.54%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmarks, the Bloomberg Barclays U.S. TIPS 1-10 Year Index, and Bloomberg Barclays U.S. TIPS Index, which returned 4.68% and 5.89%, respectively, for the same period. The Fund also underperformed the 5.07% average return of the Lipper Inflation Protected Bond Funds peer group, a group of funds that invest primarily in inflation-indexed fixed income securities. Inflation-linked bonds are fixed income securities structured to provide protection against inflation.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the U.S. Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the referendum on the U.K.’s E.U. membership moved into sharper focus. The U.K.’s momentous vote to leave the E.U. (Brexit) led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase interest rates ahead of the Brexit vote in the U.K. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a

20

The Hartford Inflation Plus Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

firm commitment to further expand its bond-buying program. In the U.S., markets remained skeptical about the Fed’s ability to raise interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amidst speculation around less accommodative monetary policy from central banks and rising prospects of a December Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

While both real and nominal U.S. Treasury yields have remained low through much of this year, the “breakeven” spread between Treasury Inflation-Protected Securities (TIPS) and nominal Treasuries has been quite volatile. After the flight to quality sentiment and tightening financial conditions in January and February, breakevens have trended upwards, reflecting more bullish market inflation expectations as year-on-year core Consumer Price Index (CPI) has consistently stayed above 2% this year. However, even within this period there has been significant movement. For example, after initially recovering in March and April from their February lows, breakevens fell in June amid the broader flight to quality rally following the Brexit vote, which pushed nominal Treasury yields sharply lower. Since then, as risk assets have resumed their rally and financial conditions have remained relatively loose, breakevens have resumed their rally and are now net higher for the year. Over the six months ending October 31, 2016, 5- and 10-year breakevens rose by 0.03% and 0.05%, respectively, and over the twelve-month period ended October 31, 2016, 5- and 10-year breakevens are higher by 0.39% and 0.18%, respectively.

The Fund’s performance from TIPS was the primary detractor from results relative to the Bloomberg Barclays U.S. TIPS 1-10 Year

Index. This was primarily due to positioning in the first quarter of 2016, when the Fund was underweight the front end of the TIPS curve as front-end TIPS yields rallied strongly. The Fund’s allocation to a developed-currency relative value strategy was a contributor to performance throughout the period, mostly due to its long U.S. dollar position, as was the Fund’s positioning within Emerging Market inflation-linked bonds. The Fund’s allocations across various credit sectors (bank loans, Non-Agency residential mortgage backed securities, and commercial mortgage backed securities) all had a positive impact on performance, as credit sectors have trended tighter since February of this year.

Over the period, the portfolio made use of derivatives in pursuit of both risk management and total returns. Derivatives usage included U.S. Treasury futures to manage duration, credit default swaps to manage sector exposure, currency forwards both to hedge emerging market currency risk and as part of the developed currency strategy, and CPI swaps and bond forwards to add inflation sensitivity. Over the period, the impact of derivatives on relative performance was mixed. The Fund’s exposure to credit derivatives (e.g., commercial mortgage-backed security index), CPI Swaps, and U.S. Treasury futures was additive to performance. The developed-market currency strategy also contributed positively to overall performance. The impact of currency forwards used to hedge the currency exposure from Emerging Market bonds was mixed. As some of the bonds’ underlying currencies strengthened, the offsetting hedges detracted from the Fund’s overall performance.

What is the outlook?

Our outlook for domestic inflation is positive. Core CPI is over 2% and we expect headline CPI to exceed 2% in the coming months, while market inflation expectations, measured as the spread between nominal U.S. Treasuries and TIPS, are still well below this level. Strong housing and medical services inflation and stability in oil prices have contributed to higher overall inflation relative to last year. While the outlook going forward remains uncertain, particularly with heightened political risk, we believe that risks to inflation in 2017 continue to be skewed to the upside, and the potential for large fiscal stimulus next year could introduce further inflationary pressure. Domestic inflation and inflation expectations could continue to face headwinds. At the end of the period, the Fund continued to invest in inflation breakevens, though we may reduce this position if breakevens rise above 2 percent. At the end of the period, the Fund continued to be underweight shorter TIPS, which are most sensitive to short-term changes in inflation (e.g., as a result of oil price volatility). The Fund maintained allocations to bank loans, non-U.S. dollar inflation linked bonds, and non-agency mortgage backed securities and commercial mortgage backed securities at the end of the period.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated

21

The Hartford Inflation Plus Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. The value of inflation-protected securities generally fluctuates with changes in real interest rates, and the market for these securities may be less developed or liquid, and more volatile, than other securities markets. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	2.6%
Foreign Government Obligations	2.9
Senior Floating Rate Interests	5.2
U.S. Government Agencies	0.3
U.S. Government Securities	83.7

Total	94.7%

Short-Term Investments	5.7
Other Assets & Liabilities	(0.4)

Total	100.0%

22

Hartford Municipal Income Fund inception 05/29/2015

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide a high level of current income that is generally exempt from federal income taxes, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	Since Inception[1]
Municipal Income A2	4.62%	4.43%
Municipal Income A3	-0.09%	1.11%
Municipal Income C2	3.86%	3.65%
Municipal Income C3	2.86%	3.65%
Municipal Income I2	4.89%	4.69%
Bloomberg Barclays Municipal Bond Index	4.06%	4.25%

[1]	Inception: 05/29/2015
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

23

Hartford Municipal Income Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Municipal Income	Class A	0.70%	1.12%
Municipal Income	Class C	1.45%	1.84%
Municipal Income	Class I	0.45%	0.84%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Municipal Income Fund returned 4.62%, before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, which returned 4.06% for the same period. The Fund also outperformed the 4.52% average return of the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the U.S. Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the referendum on the U.K.’s E.U. membership moved into sharper focus. The U.K.’s momentous vote to leave the E.U. (Brexit) led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase interest rates ahead of the Brexit vote in the U.K. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a

24

Hartford Municipal Income Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

firm commitment to further expand its bond-buying program. In the U.S., markets remained skeptical about the Fed’s ability to raise interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amidst speculation around less accommodative monetary policy from central banks and rising prospects of a December Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a positive total return of 4.44% during the period. The Bank of America Merrill Lynch U.S. Municipal Securities Index also posted positive excess returns of 1.56%. The yield on 10-year AAA rated general obligation municipal bonds (GOs) tightened for the twelve-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA GOs to 10-year Treasuries decreased over the period falling from 94.4% to 94.0%.

The primary driver of outperformance relative to the Bloomberg Barclays Municipal Bond Index during the period was security selection within investment grade revenue bonds, especially within the Healthcare, tax, and lease sectors. An out of benchmark allocation to high yield revenue bonds and high yield GOs also contributed positively to relative performance during the period. The Fund’s duration and yield curve positioning contributed positively to performance relative to the Barclays Municipal Bond Index during the period. An underweight to investment grade revenue lease bonds modestly detracted over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Our view on U.S. economic growth remains generally constructive, supported by consumer, housing, and government spending, although we believe the near-term political uncertainty in the U.S. and Europe continues to pose risks. We also expect the Fed to view near-term risks as more balanced, supporting the case for a gradual path of raising interest rates. We ended the period with a moderately pro-cyclical risk posture.

We continue to have a favorable view on municipal credit. Although spreads are close to post-recession lows, we believe municipal securities offer pockets of value relative to corporates on an after-tax basis, particularly in the mid-quality range (AA- to A-). Credit repair continues at the state level and tax collections are back to pre-recession levels in real terms; however, state budgets and revenues have become increasingly tied to the cycle, which may pose a risk as the economic recovery is quite mature. We are constructive on select state general obligation/lease credits that have taken the steps we think are necessary to repair their credit profiles. Within the revenue sectors, we have a favorable view on special tax, transportation, and health care essential services; among these sectors, we see particularly strong fundamentals in transportation credits (airports and toll roads).

Although municipal sector credit spreads are close to post-crisis ranges, we expect spreads to remain steady given strong fundamental and technical trends. While we believe that negative headlines are likely to persist in Puerto Rico, Illinois, and Chicago, we view these situations as isolated and unlikely to have an adverse effect on the broader municipal market. The Fund ended the period with a duration of 5.94 years.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

25

Hartford Municipal Income Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Composition of Municipal Bonds(1)

as of October 31, 2016

Municipal Bonds	Percentage of Net Assets
Airport	8.9%
Development	2.8
Education	4.2
Facilities	0.2
General Obligation	12.1
Higher Education	2.4
Medical	11.6
Mello-Roos District	1.8
Nursing Homes	5.4
Other(2)	14.9
Pollution	0.3
Power	0.9
School District	4.7
Single Family Housing	2.6
Tobacco	3.5
Transportation	12.6
Utilities	1.9
Water	2.2
Short-Term Investments	7.5
Other Assets & Liabilities	(0.5)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.

(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

26

The Hartford Municipal Opportunities Fund inception 05/31/2007

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	Since Inception[1]
Municipal Opportunities A2	4.40%	4.89%	2.85%
Municipal Opportunities A3	-0.29%	3.93%	2.34%
Municipal Opportunities B2	3.50%	4.08%	2.18%	[4]
Municipal Opportunities B3	-1.50%	3.74%	2.18%	[4]
Municipal Opportunities C2	3.50%	4.08%	2.07%
Municipal Opportunities C3	2.50%	4.08%	2.07%
Municipal Opportunities I2	4.66%	5.14%	3.11%
Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index	3.10%	3.51%	4.43%

[1]	Inception: 05/31/2007
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Bloomberg Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

27

The Hartford Municipal Opportunities Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Municipal Opportunities	Class A	0.69%	0.70%
Municipal Opportunities	Class B	1.44%	1.52%
Municipal Opportunities	Class C	1.44%	1.46%
Municipal Opportunities	Class I	0.44%	0.45%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Municipal Opportunities Fund returned 4.40%, before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index, which returned 3.10% for the same period. The Fund also outperformed the 3.58% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the U.S. Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the referendum on the U.K.’s E.U. membership moved into sharper focus. The U.K.’s momentous vote to leave the E.U. (Brexit) led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase interest rates ahead of the Brexit vote in the U.K. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a

28

The Hartford Municipal Opportunities Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

firm commitment to further expand its bond-buying program. In the U.S., markets remained skeptical about the Fed’s ability to raise interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amidst speculation around less accommodative monetary policy from central banks and rising prospects of a December Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a positive total return of 4.44% during the period. The Bank of America Merrill Lynch U.S. Municipal Securities Index also posted positive excess returns of 1.56% for the twelve-month period ended October 31, 2016. The yield on 10-year AAA rated general obligation municipal bonds (GOs) tightened for the twelve-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA GOs to 10-year Treasuries decreased over the period falling from 94.4% to 94.0%. Over the period, technical factors were generally positive as demand from municipal funds and individual bonds were relatively strong given the uptick in supply due to lower rates.

An out of benchmark allocation to high yield, particularly tobacco and health care revenue bonds was the primary driver of outperformance during the period. Security selection within investment grade revenue bonds, particularly within the health care, lease, and special tax sectors also contributed positively to results relative to the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index over the period. Duration and yield curve positioning contributed positively to benchmark-relative outperformance, largely due to the Fund’s overweight to the 10-year and 20-year portions of the yield curve as rates fell. The Fund’s overweight to investment grade special tax revenue bonds modestly detracted from performance relative to the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Our view on U.S. economic growth remains generally constructive, supported by consumer, housing, and government spending, although the near-term political uncertainty in the U.S. and Europe continues to pose risks. We also expect the Fed to view near-term risks as more balanced, supporting the case for a gradual path of raising interest rates. We ended the period with a moderately pro-cyclical risk posture.

We continue to have a favorable view on municipal credit. Although spreads are close to post-recession lows, we believe municipal securities offer pockets of value relative to corporates on an after-tax basis, particularly in the mid-quality range (AA- to A-). Credit repair continues at the state level and tax collections are back to pre-recession levels in real terms; however, state budgets and revenues have become increasingly tied to the cycle, which may pose a risk as the economic recovery is quite mature. We are constructive on select state general obligation/lease credits that have taken the steps we think are necessary to repair their credit profiles. Within the revenue sectors, we have a favorable view on special tax, transportation, and health care essential services; among these sectors, we see particularly strong fundamentals in transportation credits (airports and toll roads).

Although municipal sector credit spreads are close to post-crisis ranges, we expect spreads to remain steady given strong fundamental and technical trends. While we believe negative headlines are likely to persist in Puerto Rico, Illinois, and Chicago, we view these situations as isolated and unlikely to have an adverse effect on the broader municipal market. The Fund ended the period with a duration of 5.17 years.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. High-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Municipal securities may be adversely impacted by state/local, political, economic, or market conditions.

29

The Hartford Municipal Opportunities Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

Composition of Municipal Bonds(1)

as of October 31, 2016

Municipal Bonds	Percentage of Net Assets
Airport	4.1%
Bond Bank	0.2
Development	4.6
Education	3.6
Facilities	0.7
General Obligation	15.0
Higher Education	2.1
Housing	0.1
Medical	11.9
Mello-Roos District	1.2
Multifamily Housing	0.4
Nursing Homes	4.6
Other(2)	18.6
Pollution	0.6
Power	1.6
School District	6.6
Single Family Housing	2.3
Tobacco	3.1
Transportation	9.8
Utilities	2.2
Water	4.1
Short-Term Investments	4.1
Other Assets & Liabilities	(1.5)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.

(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

30

The Hartford Municipal Real Return Fund inception 06/02/1986

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income exempt from federal income tax and after-tax inflation-adjusted total returns.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Municipal Real Return A1	4.52%	3.07%	1.78%
Municipal Real Return A2	-0.18%	2.13%	1.31%
Municipal Real Return B1	3.88%	2.30%	1.17%	[3]
Municipal Real Return B2	-1.12%	1.94%	1.17%	[3]
Municipal Real Return C1	3.88%	2.32%	1.03%
Municipal Real Return C2	2.88%	2.32%	1.03%
Municipal Real Return I1	4.89%	3.35%	2.04%
Municipal Real Return Y1	4.90%	3.35%	2.04%
Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index	3.10%	3.51%	4.28%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016 which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Bloomberg Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

31

The Hartford Municipal Real Return Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Municipal Real Return	Class A	0.69%	0.79%
Municipal Real Return	Class B	1.44%	1.61%
Municipal Real Return	Class C	1.44%	1.54%
Municipal Real Return	Class I	0.44%	0.56%
Municipal Real Return	Class Y	0.44%	0.49%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Municipal Real Return Fund returned 4.52%, before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index, which returned 3.10% for the same period. The Fund also outperformed the 3.58% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the U.S Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the referendum on the U.K.’s E.U. membership moved into sharper focus. The U.K.’s momentous vote to leave the E.U. (Brexit) led to a

32

The Hartford Municipal Real Return Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase interest rates ahead of the Brexit vote in the U.K. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. In the U.S., markets remained skeptical about the Fed’s ability to raise interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amid speculation around less accommodative monetary policy from central banks and rising prospects of a December Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a positive total return of 4.44% during the period. Bank of America Merrill Lynch U.S. Municipal Securities Index also posted positive excess returns of 1.56% for the twelve month period ended October 31, 2016. The yield on 10-year AAA rated general obligation municipal bonds (GOs) tightened for the twelve-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA GOs to 10-year Treasuries decreased over the period falling from 94.4% to 94.0%. Over the period, technical factors were generally positive as demand from municipal funds and individual bonds were relatively strong given the uptick in supply due to lower rates.

The Fund’s inflation overlay – which is implemented via Consumer Price Index (CPI) swap derivatives – was the main driver of outperformance relative to the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index during the period, as longer term inflation expectations increased during the period. Security selection within investment grade revenue bonds also contributed positively to benchmark-relative returns over the period, particularly within the special tax and Healthcare sectors. An out-of-benchmark allocation to high yield revenue bonds also contributed positively to relative performance over the period. The Fund’s duration and yield curve positioning also modestly contributed to relative performance.

Outside of the CPI swaps previously mentioned, derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Our view on U.S. economic growth remains generally constructive, supported by consumer, housing, and government spending, although the near-term political uncertainty in the U.S. and Europe continues to pose risks. We also expect the Fed to view near-term risks as more balanced, supporting the case for a gradual path to raising interest rates. We ended the period with a moderately pro-cyclical risk posture.

We continue to have a favorable view on municipal credit. Although spreads are close to post-recession lows, we believe municipal securities offer pockets of value relative to corporates on an after-tax basis, particularly in the mid-quality range (AA- to A-). Credit repair continues at the state level and tax collections are back to pre-recession levels in real terms; however, state budgets and revenues have become increasingly tied to the cycle, which may pose a risk as the economic recovery is quite mature. We are constructive on select state general obligation/lease credits that have taken the steps we think are necessary to repair their credit profiles. Within the revenue sectors, we have a favorable view on special tax, transportation, and health care essential services; among these industries, we see particularly strong fundamentals in transportation credits (airports and toll roads).

Although municipal sector credit spreads are close to post-crisis ranges, we expect spreads to remain steady given strong fundamental and technical trends. While we believe that negative headlines are likely to persist in Puerto Rico, Illinois, and Chicago, we view these situations as isolated and unlikely to have an adverse effect on the broader municipal market.

We remain positive on longer-term breakeven valuations and continue to believe that they are undervalued relative to our expectation that core CPI will remain above 2% in the short- to medium-term. We believe that recent strength in wage growth, a robust housing market, and continued indications of a gradual Fed rate hiking trajectory will continue to be tailwinds to inflation. Inflation

33

The Hartford Municipal Real Return Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

drivers, such as wage growth and housing may face additional difficulties following the U.S. Presidential elections coupled with an already strong dollar, raising the headline inflation projection to above 2% early next year.

We maintained the portfolio’s inflation sensitivity during the period via the inflation overlay, with the hedge ratio at approximately 89% on a contribution to duration basis at the end of the period. The Fund ended the period with a duration of 4.63 years.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. The value of inflation-protected securities generally fluctuates with changes in real interest rates and the market for these securities may be less developed or liquid, and more volatile, than other securities markets. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

Composition of Municipal Bonds(1)

as of October 31, 2016

Municipal Bonds	Percentage of Net Assets
Airport	10.4%
Bond Bank	0.2
Development	3.2
Education	2.2
Facilities	2.1
General Obligation	11.5
Higher Education	5.9
Medical	13.5
Mello-Roos District	0.9
Multifamily Housing	0.2
Nursing Homes	4.6
Other(2)	17.1
Power	1.2
School District	6.9
Single Family Housing	0.3
Tobacco	1.9
Transportation	7.0
Water	7.6
Short-Term Investments	2.8
Other Assets & Liabilities	0.5

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.

(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

34

Hartford Municipal Short Duration Fund inception 05/29/2015

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	Since Inception[1]
Municipal Short Duration A2	1.15%	1.45%
Municipal Short Duration A3	-3.40%	-1.78%
Municipal Short Duration C2	0.50%	0.72%
Municipal Short Duration C3	-0.50%	0.72%
Municipal Short Duration I2	1.40%	1.70%
Bloomberg Barclays Municipal Bond Short 1-5 Year Index	0.86%	1.45%

[1]	Inception: 5/29/2015
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bloomberg Barclays Municipal Bond Short 1-5 Year Index measures the performance of municipal bonds with time to maturity of more than one year and less than five years.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

35

Hartford Municipal Short Duration Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Municipal Short Duration	Class A	0.69%	1.12%
Municipal Short Duration	Class C	1.44%	1.82%
Municipal Short Duration	Class I	0.44%	0.78%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Municipal Short Duration Fund returned 1.15%, before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Short 1-5 Year Index, which returned 0.86% for the same period. The Fund also outperformed the 0.73% average return of the Lipper Short Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the U.S. Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the referendum on the U.K.’s E.U. membership moved into sharper focus.

The U.K.’s momentous vote to leave the E.U. (Brexit) led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase interest rates ahead of the Brexit vote in the U.K. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a firm commitment

36

Hartford Municipal Short Duration Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

to further expand its bond-buying program. In the U.S., markets remained skeptical about the Fed’s ability to raise interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amid speculation around less accommodative monetary policy from central banks and rising prospects of a December Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a positive total return of 4.44% during the period. The Bank of America Merrill Lynch U.S. Municipal Securities Index also posted positive excess returns of 1.56% for the twelve month period ended October 31, 2016. The yield on 10-year AAA rated general obligation municipal bonds (GOs) tightened for the twelve-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA GOs to 10-year Treasuries decreased over the period falling from 94.4% to 94.0%. Over the period, technical factors were generally positive as demand from municipal funds and individual bonds were relatively strong given the uptick in supply due to lower rates.

The Fund’s allocation to and security selection within investment grade revenue bonds contributed positively to returns relative to the Bloomberg Barclays Municipal Bond Short 1-5 Year Index over the period, specifically within the Healthcare and special tax sectors. Security selection within investment grade GO bonds and an out-of-benchmark allocation to high yield revenue bonds also contributed positively to benchmark-relative returns over the period. Duration and yield curve positioning contributed positively to benchmark-relative results during the period. An underweight to investment grade special tax revenue bonds modestly detracted from performance relative to the Bloomberg Barclays Municipal Bond Short 1-5 Year Index over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Our view on U.S. economic growth remains generally constructive, supported by consumer, housing, and government spending, although we believe the near-term political uncertainty in the U.S. and Europe continues to pose risks. We also expect the Fed to view near-term risks as more balanced, supporting the case for a gradual path to raising interest rates. We ended the period with a moderately pro-cyclical risk posture.

We continue to have a favorable view on municipal credit. Although spreads are close to post-recession lows, we believe municipal securities offer pockets of value relative to corporates on an after-tax basis, particularly in the mid-quality range (AA- to A-). Credit repair continues at the state level and tax collections are back to pre-recession levels in real terms; however, state budgets and revenues have become increasingly tied to the cycle, which may pose a risk as the economic recovery is quite mature. We are constructive on select state general obligation/lease credits that have taken the steps we think are necessary to repair their credit profiles. Within the revenue sectors, we have a favorable view on special tax, transportation, and health care essential services; among these sectors, we see particularly strong fundamentals in transportation credits (airports and toll roads).

Although municipal sector credit spreads are close to post-crisis ranges, we expect spreads to remain steady given strong fundamental and technical trends. While we believe that negative headlines are likely to persist in Puerto Rico, Illinois, and Chicago, we view these situations as isolated and unlikely to have an adverse effect on the broader municipal market. The Fund ended the period with a duration of 2.44 years.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

37

Hartford Municipal Short Duration Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Composition of Municipal Bonds(1)

as of October 31, 2016

Municipal Bonds	Percentage of Net Assets
Airport	11.3%
Development	2.6
Education	3.7
General Obligation	10.5
Higher Education	2.9
Housing	0.8
Medical	13.1
Mello-Roos District	3.2
Nursing Homes	5.0
Other(2)	12.6
Pollution	0.3
Power	1.7
School District	10.1
Single Family Housing	2.8
Tobacco	3.7
Transportation	8.8
Utilities	1.5
Water	3.4
Short-Term Investments	2.8
Other Assets & Liabilities	(0.8)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.

(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

38

The Hartford Quality Bond Fund inception 11/30/2012

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to maximize total return while providing a high level of current income consistent with prudent investment risk.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	Since Inception[1]
Quality Bond A2	3.54%	2.21%
Quality Bond A3	-1.12%	1.01%
Quality Bond C2	2.70%	1.44%
Quality Bond C3	1.70%	1.44%
Quality Bond I2	3.73%	2.47%
Quality Bond R3[2]	3.66%	1.97%
Quality Bond R4[2]	4.08%	2.30%
Quality Bond R5[2]	4.37%	2.61%
Quality Bond Y2	3.90%	2.52%
Bloomberg Barclays U.S. Aggregate Bond Index	4.37%	2.33%

[1]	Inception: 11/30/2012
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

39

The Hartford Quality Bond Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Quality Bond	Class A	1.01%	1.24%
Quality Bond	Class C	1.76%	1.99%
Quality Bond	Class I	0.76%	0.95%
Quality Bond	Class R3	1.31%	1.64%
Quality Bond	Class R4	1.01%	1.34%
Quality Bond	Class R5	0.71%	1.04%
Quality Bond	Class Y	0.66%	0.95%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Michael F. Garrett

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Val Petrov, PhD, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brian Conroy, CFA

Vice President and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Quality Bond Fund returned 3.54%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 4.37% for the same period. The Fund also underperformed the 4.42% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the U.S. Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further

40

The Hartford Quality Bond Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the referendum on the U.K.’s E.U. membership moved into sharper focus. The U.K.’s momentous vote to leave the E.U. (Brexit) led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase interest rates ahead of the Brexit vote in the U.K. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. In the U.S., markets remained skeptical about the Fed’s ability to raise interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amid speculation around less accommodative monetary policy from central banks and rising prospects of a December Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

Mortgage backed securities (MBS), as measured by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 3.28% for the period. In late 2015, higher coupons generally outperformed lower coupons amid the back up in interest rates. Through October 2016, middle coupons bonds, specifically those paying 3.5% and 4.0%, underperformed the rest of the coupon bond offerings. These bonds are particularly sensitive to changes in prepayment behavior, and lower rates over the year stoked fears that prepayments rates would increase.

Over the trailing 12 month period a lower structural duration posture detracted from performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index as interest rates rallied over the period. The Fund strategically maintains a shorter duration than the Bloomberg Barclays U.S. Aggregate Bond Index, particularly on the long-end of the yield curve where the Fund was most underweight. The Fund’s structural underweight to investment grade (IG) corporate credit also detracted from performance as corporate spreads significantly outperformed government bonds.

The Fund’s overweight allocation to agency mortgage backed pass-through securities (MBS) as well as security selection within agency pass-throughs was additive to performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. Additionally allocations to non-agency residential mortgage-backed securities (RMBS), collateralized mortgage obligations (CMOs), collateralized loan obligations (CLOs), and commercial mortgage backed securities (CMBS) contributed positively to performance. Lastly the Fund’s allocation to Federal National Mortgage Association Delegated Underwriting and Servicing (DUS) bonds was positive for benchmark relative performance.

The Fund utilized U.S. Treasury futures to adjust the duration and risk posture of the Fund. Over the period, the use of U.S. Treasury futures contributed positively to performance. Additionally the Fund used interest rate swaps and an interest rate swaption, which did not materially impact performance. A modest allocation to treasury inflation protected securities (TIPS) added to performance at the margin.

What is the outlook?

We continue to believe that agency MBS represent a better risk/reward trade-off than investment grade credit over a full market cycle. We believe that mortgage credit available to borrowers remains constrained in spite of recent government efforts, which reduces supply and prepayment risk. We believe the economic environment of modest gross domestic product growth and stable U.S. interest rates supports MBS ownership.

We have a constructive outlook on non-agency RMBS, given the continuing recovery of the U.S. housing market and positive technical tailwinds; however, given recent spread tightening, we expect near term return potential to be generated primarily through income. We maintained an allocation to asset backed securities based on what we consider to be a strengthening employment picture and a strong U.S. consumer. We also maintained an allocation to CMBS and DUS, as commercial real estate fundamentals are generally healthy, in our view.

41

The Hartford Quality Bond Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. The Fund may use dollar rolls, repurchase agreements, or reverse repurchase agreements, which can increase risk and volatility. The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. The main risk of real estate related securities is that the value of the underlying real estate may decrease in value. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	25.6%
U.S. Government Agencies	111.5
U.S. Government Securities	3.9

Total	141.0%

Short-Term Investments	22.3
Other Assets & Liabilities	(63.3)

Total	100.0%

42

The Hartford Short Duration Fund inception 10/31/2002

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Short Duration A1	2.56%	2.02%	2.63%
Short Duration A2	0.51%	1.61%	2.42%
Short Duration B1	2.66%	2.16%	2.34%	[3]
Short Duration B2	-2.34%	1.79%	2.34%	[3]
Short Duration C1	1.80%	1.27%	1.86%
Short Duration C2	0.80%	1.27%	1.86%
Short Duration I1	2.86%	2.33%	2.85%
Short Duration R3[1]	2.26%	1.72%	2.63%
Short Duration R4[1]	2.56%	2.05%	2.80%
Short Duration R5[1]	2.87%	2.33%	2.94%
Short Duration Y1	2.92%	2.40%	2.97%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	1.31%	1.00%	2.54%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 2.00% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year U.S. Government/Credit Index includes securities in the 1-3 year maturity range in the U.S. Government/Credit Index.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

43

The Hartford Short Duration Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Short Duration	Class A	0.85%	0.90%
Short Duration	Class B	1.60%	1.78%
Short Duration	Class C	1.60%	1.60%
Short Duration	Class I	0.54%	0.54%
Short Duration	Class R3	1.15%	1.23%
Short Duration	Class R4	0.85%	0.92%
Short Duration	Class R5	0.55%	0.62%
Short Duration	Class Y	0.51%	0.51%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Timothy E. Smith

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Short Duration Fund returned 2.56%, before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, which returned 1.31% for the same period. The Fund also outperformed the 1.79% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the U.S. Federal Reserve (Fed) in December 2015, which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the referendum on the U.K.’s E.U. membership moved into sharper focus. The U.K.’s momentous vote to leave the E.U. (Brexit) led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase interest rates ahead of the Brexit vote in the U.K. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. In the U.S., markets remained skeptical about the Fed’s ability to raise interest

44

The Hartford Short Duration Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amid speculation around less accommodative monetary policy from central banks and rising prospects of a December Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

The Fund’s allocation to investment grade credit was the primary driver of outperformance relative to the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index over the period, in particular Industrials and Financials. The Fund’s out-of-benchmark allocation to bank loans, particularly in the Industrials sector, was also additive to relative results. In addition, the Fund’s allocation to asset-backed securities (ABS), specifically collateralized loan obligations (CLOs) and non-agency mortgage-backed securities contributed positively to returns. Duration and yield curve positioning also contributed positively to performance relative to the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index for the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We believe that the U.S. economy will maintain a low growth rate in 2017, supported by the consumer, housing, and government sectors. Investments and exports remain a drag on growth, but they appear to be starting to show signs of stabilization. The Fed appears to view near-term risks as more balanced, which we believe supports the case for a gradual path towards raising interest rates. However, global growth is still challenged. Political uncertainty in the U.S. and Europe pose the biggest near-term risks in our view.

We maintain a moderately pro-cyclical positioning in the corporate bond sector and continue to favor U.S. Financials, banks in particular. Our view is based on what we consider to be positive U.S. economic growth trends, attractive valuations, and more accommodative central bank policies that are balanced by increased geopolitical risk and slow global growth. We are constructive on the ABS sector based on what we consider to be strong consumer fundamentals, although our positive view is somewhat tempered by the age of the current cycle. Within the sector, we favor auto, credit card, and equipment ABS issuances. Our longer-term commercial mortgage backed securities (CMBS) outlook is constructive based on what we consider to be favorable commercial real estate fundamentals and attractive valuations, relative both to the sector’s own history and to other credit risk sectors. We are likewise positive on bank loans due both to their diversification benefits, as well as their floating-rate nature, which has benefited from increased U.S. London Interbank Offered Rate (LIBOR) rates. On balance, the Fund has been positioned with a moderately pro-cyclical risk posture. At the end of the period, we maintained allocations to agency and non-agency mortgage backed securities and continued to favor auto ABS and higher quality CLOs, as well as senior tranches of shorter collateralized mortgage-backed securities issuances and bank loans. We remained underweight, relative to the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, U.S. government and other non-corporate credit.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Bank loans can be difficult to value and highly illiquid; they are subject to credit risk and risks of bankruptcy and insolvency. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and

45

The Hartford Short Duration Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

economic developments in foreign countries and regions. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid.

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	13.0%
Corporate Bonds	59.2
Foreign Government Obligations	0.3
Municipal Bonds	0.5
Senior Floating Rate Interests	20.6
U.S. Government Agencies	7.3

Total	100.9%

Short-Term Investments	1.2
Other Assets & Liabilities	(2.1)

Total	100.0%

46

The Hartford Strategic Income Fund inception 05/31/2007

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	Since Inception[1]
Strategic Income A2	7.02%	4.18%	4.48%
Strategic Income A3	2.21%	3.22%	3.97%
Strategic Income B2	6.98%	3.53%	3.78%	[4]
Strategic Income B3	1.98%	3.20%	3.78%	[4]
Strategic Income C2	6.27%	3.43%	3.73%
Strategic Income C3	5.27%	3.43%	3.73%
Strategic Income I2	7.29%	4.46%	4.77%
Strategic Income R3[2]	6.81%	3.85%	4.75%
Strategic Income R4[2]	7.15%	4.18%	4.94%
Strategic Income R5[2]	7.49%	4.50%	5.12%
Strategic Income R6[2]	7.43%	4.54%	5.14%
Strategic Income Y2	7.43%	4.53%	5.14%
Bloomberg Barclays U.S. Aggregate Bond Index	4.37%	2.90%	4.73%

[1]	Since inception returns for Classes A, B, C, and I and the Bloomberg Barclays U.S. Aggregate Bond Index are since May 31, 2007. Since Inception returns for Classes R3, R4, R5, R6 and Y are since August 31, 2007.
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class Y shares commenced operations on 8/31/07. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Accordingly, the “Since Inception” performance shown for Class Y, R3, R4, R5 and R6 shares is since the commencement of operations of Class Y shares on 8/31/07.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of April 2, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

47

The Hartford Strategic Income Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Strategic Income	Class A	0.95%	1.03%
Strategic Income	Class B	1.70%	1.85%
Strategic Income	Class C	1.70%	1.74%
Strategic Income	Class I	0.70%	0.73%
Strategic Income	Class R3	1.25%	1.41%
Strategic Income	Class R4	0.95%	1.08%
Strategic Income	Class R5	0.65%	0.75%
Strategic Income	Class R6	0.60%	0.69%
Strategic Income	Class Y	0.60%	0.64%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Strategic Income Fund returned 7.02%, before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 4.37% for the same period. The Fund also outperformed the 5.38% average return of the Lipper Multi-Sector Income Funds peer group, a group of funds that seeks current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the U.S. Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s

48

The Hartford Strategic Income Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the referendum on the U.K.’s E.U. membership moved into sharper focus. The U.K.’s momentous vote to leave the E.U. (Brexit) led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase interest rates ahead of the Brexit vote. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. In the U.S., markets remained skeptical about the Fed’s ability to raise interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amid speculation around less accommodative monetary policy from central banks and rising prospects of a December 2016 Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

Consistent with the Fund’s objective to provide current income and long-term total return, we continued to position the Fund with an overweight to credit risk sectors, including high yield credit, emerging markets debt, and bank loans. The primary driver of the Fund’s outperformance versus the Bloomberg Barclays U.S. Aggregate Bond Index over the period was an out-of-benchmark allocation to bank loans. The Fund also benefited from an overweight to and security selection within emerging markets debt during the period, including U.S. dollar-denominated sovereigns and to a lesser extent, local currency debt. An out-of-benchmark allocation to high yield industrial corporates was also additive during the period.

The Fund’s underweight to investment grade corporate bonds and agency mortgage-backed securities detracted during the period. An overweight allocation to commercial mortgage backed securities (CMBS) also negatively affected relative performance. We continue to be biased towards the intermediate portion of the yield curve. The Fund’s overweight to the 10-year portion of the yield curve benefited relative returns, while the Fund’s underweight to the 30-year portion of the yield curve detracted from returns relative to the Bloomberg Barclays U.S. Aggregate Bond Index as interest rates fell. Duration and yield curve positioning helped relative performance overall. Derivative exposure to high yield credit default swap indexes (CDX) detracted from relative performance. Derivative exposure to currency forwards and investment grade corporate credit default swap indexes helped relative returns.

What is the outlook?

We believe the U.S. economy will maintain positive growth. We maintain a moderately pro-cyclical risk posture in credit markets generally, and believe that capacity constraints will pressure inflation higher. We remained underweight investment grade corporates as we believe there are better opportunities in high yield and bank loans. We were also underweight agency mortgage backed securities at the end of the period, and we maintained a structural emphasis on higher income-producing sectors such as bank loans, emerging market debt, non-agency mortgage backed securities, and high yield.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Bank loans can be difficult to value and highly illiquid; they are subject to credit risk and risks of bankruptcy and

49

The Hartford Strategic Income Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

insolvency. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. The Fund may purchase securities in the To-Be-Announced (TBA) market, which can subject the Fund to additional price and counterparty risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.5%
Exchange Traded Funds	1.0
Preferred Stocks	0.1

Total	1.6%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	15.4%
Corporate Bonds	26.3
Foreign Government Obligations	20.7
Municipal Bonds	1.3
Senior Floating Rate Interests	25.5
U.S. Government Agencies	0.4
U.S. Government Securities	4.6

Total	94.2%

Short-Term Investments	4.8
Purchased Options	0.0
Other Assets & Liabilities	(0.6)

Total	100.0%

50

The Hartford Total Return Bond Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Total Return Bond Fund A1	4.77%	3.20%	3.93%
Total Return Bond Fund A2	0.05%	2.26%	3.45%
Total Return Bond Fund B1	4.09%	2.43%	3.32%	[3]
Total Return Bond Fund B2	-0.91%	2.08%	3.32%	[3]
Total Return Bond Fund C1	4.10%	2.44%	3.16%
Total Return Bond Fund C2	3.10%	2.44%	3.16%
Total Return Bond Fund I1	5.08%	3.50%	4.23%
Total Return Bond Fund R3[1]	4.51%	2.89%	3.67%
Total Return Bond Fund R4[1]	4.85%	3.21%	3.95%
Total Return Bond Fund R5[1]	5.16%	3.52%	4.24%
Total Return Bond Fund R6[1]	5.15%	3.58%	4.33%
Total Return Bond Fund Y1	5.27%	3.62%	4.35%
Bloomberg Barclays U.S. Aggregate Bond Index	4.37%	2.90%	4.64%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

51

The Hartford Total Return Bond Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Total Return Bond	Class A	0.88%	0.88%
Total Return Bond	Class B	1.63%	1.87%
Total Return Bond	Class C	1.60%	1.60%
Total Return Bond	Class I	0.57%	0.57%
Total Return Bond	Class R3	1.17%	1.17%
Total Return Bond	Class R4	0.85%	0.85%
Total Return Bond	Class R5	0.56%	0.56%
Total Return Bond	Class R6	0.51%	0.51%
Total Return Bond	Class Y	0.45%	0.45%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Total Return Bond Fund returned 4.77%, before sales charge, for the twelve-month period ended October 31, 2016, outperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 4.37% for the same period. The Fund outperformed the 4.42% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the U.S. Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures.

52

The Hartford Total Return Bond Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the referendum on the U.K.’s E.U. membership moved into sharper focus. The U.K.’s momentous vote to leave the E.U. (Brexit) led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase interest rates ahead of the Brexit vote in the U.K. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. In the U.S., markets remained skeptical about the Fed’s ability to raise interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amid speculation around less accommodative monetary policy from central banks and rising prospects of a December Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

The primary driver of the Fund’s outperformance versus the Bloomberg Barclays U.S. Aggregate Bond Index was the out-of-benchmark allocation to non-agency mortgage backed securities (MBS) and collateralized loan obligations (CLOs). High yield positioning was also beneficial overall. Positive results from exposure to bank loans, BB-rated high yield bonds, and European financials, were partially offset by losses from Credit Default Index derivative hedges used to reduce risk in some areas. Investment grade credit positioning, in particular security selection within Industrials, also benefited performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s opportunistic interest rate positioning represented another positive contributor to performance as rates on the short-end of the yield curve rose over this period.

What is the outlook?

During the period, we continued to position the Fund with a moderately pro-cyclical risk posture in credit markets. U.S. economic growth remains positive, monetary policy is still accommodative, and we believe valuations are attractive. We are positioned for an increase in inflation expectations as we continue to believe capacity constraints will pressure inflation higher. We ended the period with a neutral to slight underweight in investment grade credit; we continued to favor Financials and Communications issuers. We maintained an overweight to agency MBS pass-through securities and continued to hold an out-of-benchmark allocation to non-agency residential MBS (RMBS). The Fund also held high quality commercial MBS and CLOs at the end of the period based on what we consider to be attractive valuations. Within high yield, we continued to favor BB-rated securities, bank loans, and contingent convertibles (CoCo’s) of large European banks.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. The Fund may purchase securities in the To-Be-Announced (TBA) market, which can subject the Fund to additional price and counterparty risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. The Fund has the ability to invest in foreign, emerging-market, and high-yield (“junk”) bonds. Investments in these securities generally involve greater risk, volatility, and possibility of loss. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

53

The Hartford Total Return Bond Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.1%
Preferred Stocks	0.0

Total	0.1%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	28.6%
Corporate Bonds	34.5
Foreign Government Obligations	3.9
Municipal Bonds	1.1
Senior Floating Rate Interests	5.6
U.S. Government Agencies	49.7
U.S. Government Securities	10.1

Total	133.5%

Short-Term Investments	5.3
Purchased Options	0.0
Other Assets & Liabilities	(38.9)

Total	100.0%

54

The Hartford Unconstrained Bond Fund inception 10/31/2002

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to maximize long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Unconstrained Bond A1	2.62%	2.22%	3.43%
Unconstrained Bond A2	-2.00%	1.28%	2.95%
Unconstrained Bond B1	1.85%	1.48%	2.80%	[3]
Unconstrained Bond B2	-3.10%	1.12%	2.80%	[3]
Unconstrained Bond C1	1.86%	1.48%	2.66%
Unconstrained Bond C2	0.86%	1.48%	2.66%
Unconstrained Bond I1	2.98%	2.47%	3.55%
Unconstrained Bond R3[1]	2.31%	1.94%	3.43%
Unconstrained Bond R4[1]	2.62%	2.24%	3.59%
Unconstrained Bond R5[1]	2.92%	2.55%	3.75%
Unconstrained Bond Y1	2.92%	2.51%	3.73%
Bloomberg Barclays U.S. Aggregate Bond Index	4.37%	2.90%	4.64%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.31%	0.11%	0.88%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/25/12. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a different investment strategy and in pursuit of a different investment objective. As of April 23, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

55

The Hartford Unconstrained Bond Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Unconstrained Bond	Class A	0.99%	1.17%
Unconstrained Bond	Class B	1.74%	2.11%
Unconstrained Bond	Class C	1.74%	1.86%
Unconstrained Bond	Class I	0.74%	0.81%
Unconstrained Bond	Class R3	1.29%	1.45%
Unconstrained Bond	Class R4	0.99%	1.14%
Unconstrained Bond	Class R5	0.69%	0.83%
Unconstrained Bond	Class Y	0.69%	0.73%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Unconstrained Bond Fund returned 2.62%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 4.37% for the same period. The Fund outperformed the Fund’s other benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 0.31% for the same period. The Fund underperformed the 3.51% average return of the Lipper Alternative Credit Focus Funds peer group, a group of funds that invest in a wide-range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads, and market liquidity.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the U.S. Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s

56

The Hartford Unconstrained Bond Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

reserve-requirement ratio and the ECB announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the referendum on the U.K.’s E.U. membership moved into sharper focus. The U.K.’s momentous vote to leave the E.U. (Brexit) led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase interest rates ahead of the Brexit vote in the U.K. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. In the U.S., markets remained skeptical about the Fed’s ability to raise interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amid speculation around less accommodative monetary policy from central banks and rising prospects of a December Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

The Fund maintained a low strategic duration posture given the current interest rate cycle. The Fund generally maintained a duration of 2 to 3 years less than the Bloomberg Barclays U.S. Aggregate

Bond Index. The Fund’s duration positioning was the primary detractor from returns relative to the Bloomberg Barclays U.S. Aggregate Bond Index as interest rates largely declined over the period, particularly on the long end of the yield curve where the Fund was most underweight. The Fund’s use of high yield credit default swap index and commercial mortgage-backed securities (CMBS) index derivatives were also drivers of underperformance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s underweight to investment grade credit was another detractor during the period. On the other hand, out-of-benchmark allocations to bank loans, non-agency Residential Mortgage Backed Securities (RMBS), and collateralized loan obligations (CLOs) benefited performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index over the period. Total return swaps on high yield and equity exchange traded funds also contributed favorably to relative returns.

What is the outlook?

We expect the U.S. economy to maintain positive growth. We continue to maintain a moderately pro-cyclical risk stance in credit markets. We believe capacity constraints will pressure inflation higher so we remain positioned for an increase in inflation expectations. We are tactically positioning the Fund’s duration within a duration range of 0 to 5 years as we believe over the medium-term that having some duration exposure will generate attractive risk-adjusted returns. At the end of the period we maintained an emphasis on higher income-producing sectors such as bank loans, high yield, non-agency RMBS, high quality CMBS, and CLOs.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Bank loans can be difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. The Fund may purchase securities in the To-Be-Announced (TBA) market, which can subject the Fund to additional price and counterparty risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and

57

The Hartford Unconstrained Bond Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.3%

Total	0.3%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	34.2%
Corporate Bonds	18.4
Foreign Government Obligations	4.3
Municipal Bonds	1.4
Senior Floating Rate Interests	17.2
U.S. Government Agencies	66.7
U.S. Government Securities	6.5

Total	148.7%

Short-Term Investments	5.6
Purchased Options	0.0
Other Assets & Liabilities	(54.6)

Total	100.0%

58

The Hartford World Bond Fund inception 05/31/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation with income as a secondary goal.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Year	Since Inception[1]
World Bond A2	1.78%	2.70%	3.18%
World Bond A3	-2.80%	1.76%	2.31%
World Bond C2	0.95%	1.96%	2.42%
World Bond C3	-0.03%	1.96%	2.42%
World Bond I2	1.91%	2.96%	3.45%
World Bond R3[2]	1.48%	2.36%	2.84%
World Bond R4[2]	1.79%	2.68%	3.16%
World Bond R5[2]	2.02%	2.98%	3.46%
World Bond R6[2]	2.14%	3.08%	3.56%
World Bond Y2	2.15%	3.08%	3.56%
Citigroup World Government Bond Index	5.99%	-0.04%	0.54%

[1]	Inception: 05/31/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Citigroup World Government Bond Index includes the most significant and liquid government bond markets globally that carry at least an investment grade rating. Index weights are based on the market capitalization of qualifying outstanding debt stocks

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

59

The Hartford World Bond Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
World Bond	Class A	1.05%	1.08%
World Bond	Class C	1.77%	1.77%
World Bond	Class I	0.77%	0.77%
World Bond	Class R3	1.35%	1.39%
World Bond	Class R4	1.05%	1.08%
World Bond	Class R5	0.75%	0.83%
World Bond	Class R6	0.70%	0.74%
World Bond	Class Y	0.67%	0.67%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Mark H. Sullivan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford World Bond Fund returned 1.78%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the Citigroup World Government Bond Index, which returned 5.99% for the same period. The Fund also underperformed the 4.86% average return of the Lipper Global Income Funds peer group, a group of funds that invests primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed) in December 2015, which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in higher yielding bonds, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China (PBOC) resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the referendum on the U.K.’s exit from the E.U. membership (Brexit) moved into sharper focus. The U.K.’s momentous vote to leave the E.U. led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase ahead of the Brexit vote. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. In the U.S., markets remained

60

The Hartford World Bond Fund

Manager Discussion and Analysis – (continued)

For Period Ended October 31, 2016, Annual Shareholder Report

skeptical about the Fed’s ability to raise interest rates in the near term, despite more aggressive rhetoric from some Fed members with respect to raising rates. Most global government bonds pulled back slightly in October, amid speculation around less accommodative monetary policy from central banks and rising prospects of a December 2016 Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; short-term yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen (JPY) was the major gainer among G10 currencies while the British pound (GBP) depreciated sharply in the aftermath of Brexit. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors including high yield, emerging markets debt, and investment grade corporates, posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

For the twelve-month period, interest rate positioning, currency positioning, and credit strategies all contributed positively to total returns. Relative to the Citigroup World Government Bond Index, interest rate positioning and currency positioning detracted from performance.

Within country strategies, the Fund’s core allocation to developed sovereign governments was a positive contributor to total returns over the period as most sovereign debt yields declined, driven by continued central bank easing. Within macro-based duration strategies, overweight positions in U.K., particularly in intermediate rate securities, and the U.S. contributed positively as most global yields fell over the period. Additionally, the Fund’s underweight duration position in October was a meaningful contributor to performance as global rates sold off amidst an increase in expectation for less accommodative monetary policy from central banks. In quantitative country rotation strategies, our long Australia 10-year versus short U.K. 10-year positions, which were held in the third quarter 2016, detracted from performance of returns over the course of the quarter as spreads widened on these holdings. In addition, having no exposure to peripheral Europe and Japan relative to the Citigroup World Government Bond Index detracted from performance, as yields fell in those two regions. In October, the

Fund’s shorter duration relative to the Citigroup World Government Bond Index was a relative contributor, as global yields rose.

The Fund’s currency strategies provided positive total returns. The Fund’s high U.S. dollar exposure helped preserve capital in the last two months of 2015. Early in 2016, we increased the Fund’s Dollar Bloc allocation and decreased U.S. Dollar exposure, which contributed positively to performance as the U.S. Dollar depreciated against most currencies. Later in the period, we increased the Fund’s U.S. dollar exposure, which benefited the Fund as the dollar appreciated against most currencies, in particular the GBP. Within the Fund’s opportunistic strategies, the Fund’s underweight position in the Euro (EUR), primarily versus the U.S. dollar, was beneficial as the ECB suggested strongly at a further loosening of monetary policy and the currency depreciated against the dollar following the Brexit vote. However, the Fund’s underweight EUR position detracted in the third quarter of 2016, paired largely against the Swedish krona (SEK) as the Riksbank disappointed taking a decidedly cautious tone in spite of increased wage stability and signs of inflation. Overall, the Fund’s overweight positions in AUD, NOK, and Mexican peso (MXN) were positive contributors as the higher-risk, commodity-linked currencies rallied. However, the Fund’s position in MXN detracted in the last couple of months of the period due to continued concerns around the U.S. election. The Fund’s lack of exposure to the JPY drove underperformance relative to the Citigroup World Government Bond Index as the currency appreciated sharply versus the U.S. Dollar during the period.

Within the Fund’s credit strategies, our out-of-benchmark opportunistic allocations to securitized debt and high yield contributed positively to absolute returns and returns relative to the Citigroup World Government Bond Index. A rebound in energy prices and continued liquidity provided by central banks around the world supported most credit performance. The Fund’s exposure to investment grade corporates, primarily within Financials, detracted from results as Financials underperformed due to the unexpected Brexit vote and negative interest rates in certain markets.

The investment team makes use of derivatives in the portfolio, primarily liquid currency forwards and exchange-traded government bond futures, but also in small part credit default swaps, index credit default swaps and interest rate, bond, index and currency futures or options in pursuit of the investment objective as well as to hedge against risk.

The Fund’s macro-driven duration strategies that are primarily implemented through the use of exchange-traded government bond futures and cash bonds contributed positively to total returns over the period, while the Fund’s country rotation strategies, which are also implemented through exchange-traded government bond futures, detracted from performance. The Fund’s macro-driven and smart market currency strategies, which are implemented through currency forwards, also added to total returns over the period. The Fund’s

61

The Hartford World Bond Fund

Manager Discussion and Analysis – (continued)

For Period Ended October 31, 2016, Annual Shareholder Report

credit positioning, which is implemented through the use of cash bonds, credit default swaps (index and single name), and interest rate swaps, contributed positively to returns over the period.

What is the outlook?

We believe that global economic growth is moderately improving. In the U.S., we expect that labor market slack will continue to get absorbed and core inflation will slowly increase. The cycle in Japan and China is holding up well, with potential to surprise on the upside. In Japan, consumer inflation expectations look to have bottomed and other leads for inflation suggest the worst of the fall-off is now over. In the U.K., a number of leads now appear to be signaling that higher inflation is coming. Critically some of the recent upside inflation surprises seem to be coming from the service sector making it more difficult to dismiss as a temporary foreign exchange-related (GBP weakness) phenomenon.

Although global economic growth is moderately improving, political developments remain a key downside risk. As one prominent example, the U.S. economy faces a wide distribution of potential outcomes depending on the results of the Presidential election in early November. The election uncertainty has resulted in softness in recent data releases including capital expenditure (capex) and hiring intentions. We believe the U.S. economy is vulnerable to shocks as it is growing on a narrow breadth of strong consumer spending and housing versus a capex and profits recession. Similarly, one of the key downside risks for Europe stems from rising anti-integration political tone and the U.K.’s negotiating stance, which remains biased towards a hard Brexit scenario.

There is more and more talk about the limitations of monetary policy and a shift towards the fiscal lever (government spending). The BOJ could attempt to steepen the yield curve beyond 10 years to support banks’ interest margins. If monetary base expansion slows due to reduced BOJ buying in the 10+ year Japanese Government Bond (JGB) sector, markets could interpret that as tapering even though shorter-end yields are unchanged. In Europe, the good momentum in recent data has triggered a tapering discussion given the sensitivities around quantitative easing (QE) extension and changes in the asset purchase parameters. The PBOC could start to push up short-term rates as China’s overall cycle looks supportive for the next few months and rates appear to be too low given the recovery in cycle. The confluence of the above factors could cause global yield curves to steepen in the short-term.

Despite increasing rhetoric about a shift towards the fiscal lever, central bank asset purchases will likely outweigh net government supply in each of the remaining months of the year. We believe this huge mismatch between accelerating central bank QE and limited bond supply makes it difficult to generate a meaningful bond sell off, absent an inflation shock. Nevertheless, we think that the probability of a December 2016 Fed rate increase is high. Global central banks could begin to deliver on the lower end of expectations of continued accommodative policy as they exhaust their monetary easing toolkits.

In our view, the short-term momentum in the EUR area data looks reasonably good. Given the sensitivities around QE extension and changes in the ECB asset purchase parameters, the good momentum in the economic data has triggered a tapering discussion, which has been EUR-supportive. However, we feel the tapering discussion is too premature given the weakness in inflation expectations. Additional downside risks include a fragile cycle and rising anti-integration political tone. The U.K.’s negotiating stance remains biased towards a hard Brexit scenario. If the probability of a hard Brexit increases, then markets could engage with negative U.K. debt dynamics, the current account deficit and the lack of foreign direct investment (FDI) and portfolio flows. In that world, further GBP weakness would start to undermine confidence instead of boosting exports.

We retain a neutral outlook on the JPY. We do not believe, the broader policy backdrop is supportive of a hard currency. However, we think flight to quality sentiment and current account surplus is JPY-supportive. The Fund’s base case is that the ongoing improving cycle in China and Japan may support Asian currencies. We have a positive bias in select higher-risk emerging markets (EM) and oil-linked currencies, including NOK and Indian Rupees (INR), due to commodity price stabilization and an improving cycle in Asia. We believe the downside risk to EM currencies relates to potential U.S. adoption of isolationist and protectionist policies.

We consider the fundamental outlook for corporate credit to remain favorable, although political risks in the U.S. and Europe will remain potential sources of volatility. We believe central banks will remain accommodative as long as economic conditions merit, and will inject additional liquidity in the event of the sustained market volatility that might result from these political risks. In addition, we remain overweight commercial mortgage-backed securities (CMBS) and auto asset-backed securities (ABS).

The U.S. consumer sector remains strong, with low unemployment and continued housing price appreciation. However, corporate capex will likely slow as companies remain reluctant to invest and hire given the electoral uncertainty. Delayed investment and weaker hiring could lead to slower economic growth in the fourth quarter. We still think the U.S. remains attractive relative to other markets though, and remain overweight U.S. corporate bonds, particularly U.S. Financials and Energy.

Structural weaknesses are ongoing concerns in Europe and we no longer consider the risk-reward balance to be attractive. In the event of a sharp economic slowdown, it is unclear how, and how quickly, European governments could implement fiscal measures and institute the structural reforms necessary to enhance Europe’s economic competitiveness. Furthermore, the negative interest rate

62

The Hartford World Bond Fund

Manager Discussion and Analysis – (continued)

For Period Ended October 31, 2016, Annual Shareholder Report

environment is exacerbating the long-term earnings challenges faced by banks in the region.

The U.S. election in November is a source of market uncertainty and next year’s elections in a number of important European countries also contribute to investor uncertainty. In addition, we continue to be mindful of the potential for further commodity price volatility, the potential for a renewed slowdown in Asian economic activity and the risk that a December rate increase by the Fed could lead to spikes in credit spread volatility.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid.

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0%

Total	0.0%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	14.1%
Convertible Bonds	0.3
Corporate Bonds	25.6
Foreign Government Obligations	46.6
Senior Floating Rate Interests	1.6
U.S. Government Agencies	0.2
U.S. Government Securities	9.0

Total	97.4%

Short-Term Investments	1.9
Purchased Options	0.1
Other Assets & Liabilities	0.6

Total	100.0%

63

Fixed Income Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2016 through October 31, 2016.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to a Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Hartford Emerging Markets Local Debt Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,025.90	$6.31	$1,000.00	$1,018.90	$6.29	1.24%	184	366
Class C	$1,000.00	$1,020.60	$10.16	$1,000.00	$1,015.08	$10.13	2.00%	184	366
Class I	$1,000.00	$1,025.80	$5.09	$1,000.00	$1,020.11	$5.08	1.00%	184	366
Class R3	$1,000.00	$1,024.70	$6.92	$1,000.00	$1,018.30	$6.90	1.36%	184	366
Class R4	$1,000.00	$1,026.00	$5.75	$1,000.00	$1,019.46	$5.74	1.13%	184	366
Class R5	$1,000.00	$1,030.00	$3.01	$1,000.00	$1,022.17	$3.00	0.59%	184	366
Class Y	$1,000.00	$1,026.60	$4.53	$1,000.00	$1,020.66	$4.52	0.89%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

64

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Floating Rate Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,051.20	$5.16	$1,000.00	$1,020.11	$5.08	1.00%	184	366
Class B	$1,000.00	$1,048.60	$9.01	$1,000.00	$1,016.34	$8.87	1.75%	184	366
Class C	$1,000.00	$1,048.80	$8.86	$1,000.00	$1,016.49	$8.72	1.72%	184	366
Class I	$1,000.00	$1,052.70	$3.72	$1,000.00	$1,021.52	$3.66	0.72%	184	366
Class R3	$1,000.00	$1,051.10	$6.44	$1,000.00	$1,018.85	$6.34	1.25%	184	366
Class R4	$1,000.00	$1,052.50	$5.16	$1,000.00	$1,020.11	$5.08	1.00%	184	366
Class R5	$1,000.00	$1,054.10	$3.61	$1,000.00	$1,021.62	$3.56	0.70%	184	366
Class Y	$1,000.00	$1,054.40	$3.36	$1,000.00	$1,021.87	$3.30	0.65%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

The Hartford Floating Rate High Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,062.20	$5.49	$1,000.00	$1,019.81	$5.38	1.06%	184	366
Class C	$1,000.00	$1,058.30	$9.36	$1,000.00	$1,016.04	$9.17	1.81%	184	366
Class I	$1,000.00	$1,063.50	$4.20	$1,000.00	$1,021.06	$4.12	0.81%	184	366
Class R3	$1,000.00	$1,060.70	$7.04	$1,000.00	$1,018.30	$6.90	1.36%	184	366
Class R4	$1,000.00	$1,062.30	$5.44	$1,000.00	$1,019.86	$5.33	1.05%	184	366
Class R5	$1,000.00	$1,063.90	$3.94	$1,000.00	$1,021.32	$3.86	0.76%	184	366
Class Y	$1,000.00	$1,063.90	$3.94	$1,000.00	$1,021.32	$3.86	0.76%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

The Hartford High Yield Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,054.00	$5.47	$1,000.00	$1,019.81	$5.38	1.06%	184	366
Class B	$1,000.00	$1,048.70	$9.32	$1,000.00	$1,016.04	$9.17	1.81%	184	366
Class C	$1,000.00	$1,048.60	$9.32	$1,000.00	$1,016.04	$9.17	1.81%	184	366
Class I	$1,000.00	$1,053.60	$4.23	$1,000.00	$1,021.01	$4.17	0.82%	184	366
Class R3	$1,000.00	$1,051.00	$7.06	$1,000.00	$1,018.25	$6.95	1.37%	184	366
Class R4	$1,000.00	$1,052.20	$5.52	$1,000.00	$1,019.76	$5.43	1.07%	184	366
Class R5	$1,000.00	$1,054.10	$3.98	$1,000.00	$1,021.27	$3.91	0.77%	184	366
Class Y	$1,000.00	$1,054.40	$3.67	$1,000.00	$1,021.57	$3.61	0.71%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

65

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Inflation Plus Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,017.50	$4.36	$1,000.00	$1,020.81	$4.37	0.86%	184	366
Class B	$1,000.00	$1,014.40	$8.10	$1,000.00	$1,017.09	$8.11	1.60%	184	366
Class C	$1,000.00	$1,014.40	$8.10	$1,000.00	$1,017.09	$8.11	1.60%	184	366
Class I	$1,000.00	$1,019.00	$3.10	$1,000.00	$1,022.07	$3.10	0.61%	184	366
Class R3	$1,000.00	$1,015.90	$6.13	$1,000.00	$1,019.05	$6.14	1.21%	184	366
Class R4	$1,000.00	$1,017.50	$4.56	$1,000.00	$1,020.61	$4.57	0.90%	184	366
Class R5	$1,000.00	$1,019.10	$3.05	$1,000.00	$1,022.12	$3.05	0.60%	184	366
Class Y	$1,000.00	$1,019.00	$2.79	$1,000.00	$1,022.37	$2.80	0.55%	184	366

Hartford Municipal Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,010.30	$3.44	$1,000.00	$1,021.72	$3.46	0.68%	184	366
Class C	$1,000.00	$1,006.70	$7.16	$1,000.00	$1,018.00	$7.20	1.42%	184	366
Class I	$1,000.00	$1,011.70	$2.12	$1,000.00	$1,023.03	$2.14	0.42%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

The Hartford Municipal Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,008.20	$3.43	$1,000.00	$1,021.72	$3.46	0.68%	184	366
Class B	$1,000.00	$1,003.30	$7.15	$1,000.00	$1,018.00	$7.20	1.42%	184	366
Class C	$1,000.00	$1,003.30	$7.20	$1,000.00	$1,017.95	$7.25	1.43%	184	366
Class I	$1,000.00	$1,009.50	$2.22	$1,000.00	$1,022.93	$2.24	0.44%	184	366

66

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Municipal Real Return Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,014.90	$3.44	$1,000.00	$1,021.72	$3.46	0.68%	184	366
Class B	$1,000.00	$1,011.20	$7.23	$1,000.00	$1,017.95	$7.25	1.43%	184	366
Class C	$1,000.00	$1,011.10	$7.23	$1,000.00	$1,017.95	$7.25	1.43%	184	366
Class I	$1,000.00	$1,016.10	$2.23	$1,000.00	$1,022.93	$2.24	0.44%	184	366
Class Y	$1,000.00	$1,016.20	$2.18	$1,000.00	$1,022.98	$2.19	0.43%	184	366

Hartford Municipal Short Duration Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,003.10	$3.42	$1,000.00	$1,021.72	$3.46	0.68%	184	366
Class C	$1,000.00	$1,000.30	$7.14	$1,000.00	$1,018.00	$7.20	1.42%	184	366
Class I	$1,000.00	$1,004.40	$2.17	$1,000.00	$1,022.98	$2.19	0.43%	184	366

The Hartford Quality Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,013.10	$4.81	$1,000.00	$1,020.36	$4.82	0.95%	184	366
Class C	$1,000.00	$1,008.40	$8.58	$1,000.00	$1,016.59	$8.62	1.70%	184	366
Class I	$1,000.00	$1,013.40	$3.64	$1,000.00	$1,021.52	$3.66	0.72%	184	366
Class R3	$1,000.00	$1,011.60	$5.92	$1,000.00	$1,019.26	$5.94	1.17%	184	366
Class R4	$1,000.00	$1,015.50	$1.93	$1,000.00	$1,023.23	$1.93	0.38%	184	366
Class R5	$1,000.00	$1,016.10	$0.91	$1,000.00	$1,024.23	$0.92	0.18%	184	366
Class Y	$1,000.00	$1,015.00	$2.94	$1,000.00	$1,022.22	$2.95	0.58%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

67

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Short Duration Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,012.20	$4.30	$1,000.00	$1,020.86	$4.32	0.85%	184	366
Class B	$1,000.00	$1,013.20	$4.25	$1,000.00	$1,020.91	$4.27	0.84%	184	366
Class C	$1,000.00	$1,009.40	$8.03	$1,000.00	$1,017.14	$8.06	1.59%	184	366
Class I	$1,000.00	$1,014.60	$2.89	$1,000.00	$1,022.27	$2.90	0.57%	184	366
Class R3	$1,000.00	$1,011.70	$5.76	$1,000.00	$1,019.41	$5.79	1.14%	184	366
Class R4	$1,000.00	$1,013.20	$4.25	$1,000.00	$1,020.91	$4.27	0.84%	184	366
Class R5	$1,000.00	$1,014.70	$2.79	$1,000.00	$1,022.37	$2.80	0.55%	184	366
Class Y	$1,000.00	$1,014.90	$2.58	$1,000.00	$1,022.57	$2.59	0.51%	184	366

The Hartford Strategic Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,042.90	$4.83	$1,000.00	$1,020.41	$4.77	0.94%	184	366
Class B	$1,000.00	$1,043.90	$4.83	$1,000.00	$1,020.41	$4.77	0.94%	184	366
Class C	$1,000.00	$1,039.70	$8.66	$1,000.00	$1,016.64	$8.57	1.69%	184	366
Class I	$1,000.00	$1,044.20	$3.60	$1,000.00	$1,021.62	$3.56	0.70%	184	366
Class R3	$1,000.00	$1,041.20	$6.36	$1,000.00	$1,018.90	$6.29	1.24%	184	366
Class R4	$1,000.00	$1,044.10	$4.88	$1,000.00	$1,020.36	$4.82	0.95%	184	366
Class R5	$1,000.00	$1,044.60	$3.34	$1,000.00	$1,021.87	$3.30	0.65%	184	366
Class R6	$1,000.00	$1,044.90	$3.14	$1,000.00	$1,022.07	$3.10	0.61%	184	366
Class Y	$1,000.00	$1,044.90	$3.14	$1,000.00	$1,022.07	$3.10	0.61%	184	366

The Hartford Total Return Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,021.00	$4.37	$1,000.00	$1,020.81	$4.37	0.86%	184	366
Class B	$1,000.00	$1,018.20	$8.17	$1,000.00	$1,017.04	$8.16	1.61%	184	366
Class C	$1,000.00	$1,017.30	$8.06	$1,000.00	$1,017.14	$8.06	1.59%	184	366
Class I	$1,000.00	$1,022.40	$3.20	$1,000.00	$1,021.97	$3.20	0.63%	184	366
Class R3	$1,000.00	$1,020.30	$5.89	$1,000.00	$1,019.31	$5.89	1.16%	184	366
Class R4	$1,000.00	$1,020.90	$4.27	$1,000.00	$1,020.91	$4.27	0.84%	184	366
Class R5	$1,000.00	$1,023.40	$2.80	$1,000.00	$1,022.37	$2.80	0.55%	184	366
Class R6	$1,000.00	$1,023.40	$2.24	$1,000.00	$1,022.93	$2.24	0.44%	184	366
Class Y	$1,000.00	$1,023.00	$2.24	$1,000.00	$1,022.93	$2.24	0.44%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

68

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Unconstrained Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,028.30	$5.10	$1,000.00	$1,020.11	$5.08	1.00%	184	366
Class B	$1,000.00	$1,025.60	$8.91	$1,000.00	$1,016.34	$8.87	1.75%	184	366
Class C	$1,000.00	$1,024.50	$8.91	$1,000.00	$1,016.34	$8.87	1.75%	184	366
Class I	$1,000.00	$1,030.70	$3.83	$1,000.00	$1,021.37	$3.81	0.75%	184	366
Class R3	$1,000.00	$1,027.90	$6.63	$1,000.00	$1,018.60	$6.60	1.30%	184	366
Class R4	$1,000.00	$1,029.40	$5.10	$1,000.00	$1,020.11	$5.08	1.00%	184	366
Class R5	$1,000.00	$1,031.00	$3.57	$1,000.00	$1,021.62	$3.56	0.70%	184	366
Class Y	$1,000.00	$1,029.90	$3.57	$1,000.00	$1,021.62	$3.56	0.70%	184	366

The Hartford World Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,006.80	$5.30	$1,000.00	$1,019.86	$5.33	1.05%	184	366
Class C	$1,000.00	$1,002.90	$9.01	$1,000.00	$1,016.14	$9.07	1.79%	184	366
Class I	$1,000.00	$1,007.80	$4.09	$1,000.00	$1,021.06	$4.12	0.81%	184	366
Class R3	$1,000.00	$1,005.80	$6.86	$1,000.00	$1,018.30	$6.90	1.36%	184	366
Class R4	$1,000.00	$1,006.80	$5.30	$1,000.00	$1,019.86	$5.33	1.05%	184	366
Class R5	$1,000.00	$1,008.70	$3.84	$1,000.00	$1,021.32	$3.86	0.76%	184	366
Class R6	$1,000.00	$1,008.70	$3.58	$1,000.00	$1,021.57	$3.61	0.71%	184	366
Class Y	$1,000.00	$1,008.70	$3.48	$1,000.00	$1,021.67	$3.51	0.69%	184	366

69

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.4%
		Argentina - 0.4%
$	198,730	Aeropuertos Argentina S.A. 10.75%, 12/01/2020(1)	$215,622
	150,000	Banco Hipotecario S.A. 9.75%, 11/30/2020(2)	169,500
	50,000	IRSA Propiedades Comerciales S.A. 8.75%, 03/23/2023(2)	55,500

			440,622

		Austria - 0.3%
	200,000	BRF GmbH 4.35%, 09/29/2026(2)	193,400
	200,000	Eldorado Intl. Finance GmbH 8.63%, 06/16/2021(2)	163,000

			356,400

		Azerbaijan - 0.5%
	200,000	Southern Gas Corridor CJSC 6.88%, 03/24/2026(2)	225,616
	260,000	State Oil Co. of the Azerbaijan Republic 6.95%, 03/18/2030(1)	281,944

			507,560

		Barbados - 0.3%
	240,000	Columbus International, Inc. 7.38%, 03/30/2021(1)	256,800

		Bermuda - 0.7%
	275,000	Digicel Group Ltd. 7.13%, 04/01/2022(1)	217,855
	215,000	GCX Ltd. 7.00%, 08/01/2019(1)	208,007
	310,000	Inkia Energy Ltd. 8.38%, 04/04/2021(1)	322,400

			748,262

		Brazil - 0.9%
	270,000	Banco do Brasil S.A. 5.88%, 01/26/2022(1)	271,858
	200,000	Centrais Electricas Brasileiras S.A. 5.75%, 10/27/2021(1)	199,750
	175,000	Vale S.A. 5.63%, 09/11/2042	152,150
	325,000	Votorantim Cimentos S.A. 7.25%, 04/05/2041(1)	316,062

			939,820

		British Virgin Islands - 1.9%
	245,000	CLP Power HK Finance Ltd. 4.25%, 11/07/2019(1)(3)(4)	253,925
	325,000	CNPC General Capital Ltd. 3.40%, 04/16/2023(1)	334,799
	270,000	GTL Trade Finance, Inc. 5.89%, 04/29/2024(1)	267,941
	470,000	HLP Finance Ltd. 4.75%, 06/25/2022(1)	505,663
	615,000	SmarTone Finance Ltd. 3.88%, 04/08/2023(1)	619,780

			1,982,108

		Cayman Islands - 2.8%
	250,000	Alibaba Group Holding Ltd. 3.13%, 11/28/2021	258,312
	230,000	Alliance Global Group Cayman Islands, Inc. 6.50%, 08/18/2017(1)	236,038

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.4% - (continued)
		Cayman Islands - 2.8% - (continued)
$	360,000	Alpha Star Holding Ltd. 4.97%, 04/09/2019(1)	$346,465
	275,000	Emirates NBD Tier Ltd. 5.75%, 05/30/2019(1)(3)(4)	279,015
	225,000	Geely Automobile Holdings Ltd. 5.25%, 10/06/2019(1)	234,000
	300,000	KWG Property Holding Ltd. 8.98%, 01/14/2019(1)	315,749
	200,000	Longfor Properties Co., Ltd. 6.75%, 01/29/2023(1)	215,497
	235,000	6.88%, 10/18/2019(1)	243,577
	240,000	MAF Global Securities Ltd. 7.13%, 10/29/2018(1)(3)(4)	252,600
	200,000	Semiconductor Manufacturing International Corp. 4.13%, 10/07/2019(1)	207,773
	275,000	Shimao Property Holdings Ltd. 8.38%, 02/10/2022(1)	310,084

			2,899,110

		Chile - 0.5%
	200,000	Cencosud S.A. 5.15%, 02/12/2025(2)	212,809
	350,000	Empresa Electrica Angamos S.A. 4.88%, 05/25/2029(1)	344,114

			556,923

		China - 0.2%
	225,000	Industrial & Commercial Bank of China Ltd. 4.88%, 09/21/2025(2)	240,669

		Colombia - 1.2%
		Banco de Bogota S.A.
	250,000	5.38%, 02/19/2023(1)	254,250
	200,000	6.25%, 05/12/2026(2)	206,500
		Colombia Telecomunicaciones S.A. ESP
	295,000	8.50%, 03/30/2020(2)(3)(4)	261,370
	150,000	8.50%, 12/29/2049(1)(4)	132,900
	280,000	Empresa de Energia de Bogota S.A. ESP 6.13%, 11/10/2021(1)	288,050
COP	280,000,000	Empresa de Telecomunicaciones de Bogota 7.00%, 01/17/2023(2)	69,573

			1,212,643

		India - 1.2%
$	255,000	Bharti Airtel Ltd. 4.38%, 06/10/2025(2)	262,373
	240,000	ICICI Bank Ltd. 6.38%, 04/30/2022(1)(4)	243,267
	230,000	Indian Oil Corp. Ltd. 5.75%, 08/01/2023(1)	261,931
	230,000	NTPC Ltd. 4.38%, 11/26/2024(1)	245,123
	275,000	Reliance Industries Ltd. 4.88%, 02/10/2045(2)	276,868

			1,289,562

		Ireland - 0.7%
	350,000	Borets Finance Ltd. 7.63%, 09/26/2018(1)	344,540
	200,000	Novolipetsk Steel via Steel Funding DAC 4.50%, 06/15/2023(1)	199,750

The accompanying notes are an integral part of these financial statements.

70

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.4% - (continued)
		Ireland - 0.7% - (continued)
$	125,000	Vnesheconombank Via VEB Finance PLC 6.90%, 07/09/2020(1)	$134,688

			678,978

		Kazakhstan - 0.8%
	295,000	Halyk Savings Bank of Kazakhstan JSC 7.25%, 01/28/2021(1)	320,193
	233,000	KazMunayGas National Co. JSC 7.00%, 05/05/2020(1)	258,335
	310,000	Zhaikmunai LLP 6.38%, 02/14/2019(1)	287,199

			865,727

		Luxembourg - 2.1%
ZAR	475,000	European Investment Bank 0.00%, 12/31/2018(5)	29,717
$	385,000	MHP S.A. 8.25%, 04/02/2020(1)	376,907
	275,000	Minerva Luxembourg S.A. 6.50%, 09/20/2026(2)	269,335
	365,000	Petrobras Global Finance B.V. 5.38%, 01/27/2021	361,423
	380,000	Sberbank of Russia Via SB Capital S.A. 5.13%, 10/29/2022(1)	382,428
	200,000	Severstal OAO Via Steel Capital S.A. 5.90%, 10/17/2022(1)	216,467
	515,000	VTB Bank OJSC Via VTB Capital S.A. 6.95%, 10/17/2022(1)	537,747

			2,174,024

		Mauritius - 0.2%
	200,000	MTN Mauritius Investment Ltd. 5.37%, 02/13/2022(2)	201,432

		Mexico - 1.0%
	275,000	Banco Nacional de Comercio Exterior S.N.C. 3.80%, 08/11/2026(2)(4)	272,250
	225,000	BBVA Bancomer S.A. 6.75%, 09/30/2022(1)	253,024
	200,000	Mexico City Airport Trust 5.50%, 10/31/2046(2)	195,250
	160,000	Petroleos Mexicanos 6.75%, 09/21/2047(2)	158,600
	200,000	Trust F 5.25%, 01/30/2026(2)	206,500

			1,085,624

		Morocco - 0.3%
	295,000	OCP S.A. 6.88%, 04/25/2044(1)	323,320

		Netherlands - 1.2%
	240,000	ICTSI Treasury B.V. 5.88%, 09/17/2025(1)	257,819
	200,000	Ihs Netherlands Holdco B.V. 9.50%, 10/27/2021(2)	208,017
	330,000	Myriad International Holdings B.V. 5.50%, 07/21/2025(1)	349,826
		Petrobras Global Finance B.V.
	150,000	7.25%, 03/17/2044	138,000
	65,000	8.38%, 05/23/2021	71,910
	265,000	VTR Finance B.V. 6.88%, 01/15/2024(1)	277,256

			1,302,828

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.4% - (continued)
		Peru - 0.6%
$	321,000	Banco de Credito del Peru/Panama 6.88%, 09/16/2026(1)(4)	$365,298
	250,000	Union Andina de Cementos SAA 5.88%, 10/30/2021(2)	259,750

			625,048

		Philippines - 0.3%
	240,000	SM Investments Corp. 4.88%, 06/10/2024(1)	256,229

		Singapore - 1.3%
	200,000	BOC Aviation Ltd. 3.88%, 04/27/2026(2)	205,221
	260,000	STATS ChipPAC Ltd. 8.50%, 11/24/2020(2)	269,438
	465,000	Theta Capital Pte Ltd. 6.13%, 11/14/2020(1)	478,047
	390,000	United Overseas Bank Ltd. 3.75%, 09/19/2024(1)(4)	402,792

			1,355,498

		Thailand - 0.6%
	225,000	Krung Thai Bank PCL/Cayman Islands 5.20%, 12/26/2024(1)(4)	235,581
	435,000	PTT Exploration & Production PCL 4.88%, 06/18/2019(2)(3)(4)	439,746

			675,327

		Turkey - 1.4%
	200,000	Turkcell Iletisim Hizmetleri AS 5.75%, 10/15/2025(1)	204,880
		Turkiye Is Bankasi
	200,000	5.38%, 10/06/2021(1)	199,652
	225,000	5.38%, 10/06/2021(2)	224,609
		Turkiye Sinai Kalkinma Bankasi AS
	200,000	4.88%, 05/18/2021(1)	195,368
	400,000	5.13%, 04/22/2020(1)	397,216
	200,000	Yasar Holding AS 8.88%, 05/06/2020(1)	213,000

			1,434,725

		United Arab Emirates - 0.5%
		Abu Dhabi National Energy Co. PJSC
	200,000	3.63%, 01/12/2023(1)	203,809
	200,000	4.38%, 06/22/2026(1)	209,316
	110,000	DP World Ltd. 6.85%, 07/02/2037(1)	125,307

			538,432

		United Kingdom - 0.3%
ZAR	550,000	European Bank for Reconstruction & Development 0.00%, 12/31/2020(5)	29,264
$	340,000	Tullow Oil PLC 6.25%, 04/15/2022(1)	311,950

			341,214

		United States - 0.2%
	230,000	Southern Copper Corp. 6.75%, 04/16/2040	250,554

		Total Corporate Bonds (cost $23,102,046)	$23,539,439

The accompanying notes are an integral part of these financial statements.

71

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 66.4%
		Argentina - 1.6%
		Argentine Bonos del Tesoro
ARS	8,975,000	18.20%, 10/03/2021	$622,200
	3,125,000	21.20%, 09/19/2018	211,520
$	250,000	City of Buenos Aires Argentina 7.50%, 06/01/2027(2)	269,375
	150,000	Provincia de Buenos Aires 9.13%, 03/16/2024(2)	166,125
	275,000	Provincia del Chaco Argentina 9.38%, 08/18/2024(2)	274,313
	150,000	Provincia del Chubut Argentina 7.75%, 07/26/2026(2)	151,500

			1,695,033

		Brazil - 7.6%
EUR	100,000	Banco Nacional de Desenvolvimento Economico e Social 3.63%, 01/21/2019(1)	112,135
		Brazil Letras do Tesouro Nacional
BRL	4,655,000	0.00%, 01/01/2020(5)	1,036,811
	2,978,000	0.00%, 07/01/2020(5)	629,190
		Brazil Notas do Tesouro Nacional
	6,147,000	10.00%, 01/01/2021	1,848,685
	13,031,000	10.00%, 01/01/2023	3,855,138
	1,208,000	10.00%, 01/01/2025	353,399
	498,000	10.00%, 01/01/2027	143,741

			7,979,099

		Bulgaria - 0.3%
EUR	250,000	Bulgaria Government International Bond 3.13%, 03/26/2035(1)	281,655

		Chile - 0.4%
CLP	281,500,000	Chile Government International Bond 5.50%, 08/05/2020	457,876

		Colombia - 5.0%
		Colombian TES
COP	1,616,900,000	6.00%, 04/28/2028	478,636
	346,000,000	7.00%, 09/11/2019	116,327
	348,500,000	7.00%, 05/04/2022	116,432
	1,281,500,000	7.50%, 08/26/2026	429,522
	2,417,800,000	7.75%, 09/18/2030	822,247
	3,858,500,000	10.00%, 07/24/2024	1,508,033
	4,659,200,000	11.00%, 07/24/2020	1,763,454

			5,234,651

		Ecuador - 0.2%
		Ecuador Government International Bond
$	200,000	10.75%, 03/28/2022(2)	211,500

		Ghana - 0.5%
		Ghana Government Bond
GHS	180,000	21.00%, 03/23/2020	45,616
	185,000	24.00%, 11/23/2020	50,672
	1,625,000	24.75%, 07/19/2021	473,897

			570,185

		Hungary - 4.0%
		Hungary Government Bond
HUF	370,820,000	2.00%, 10/30/2019	1,346,366
	60,510,000	2.50%, 10/27/2021	221,818
$	165,130,000	3.00%, 06/26/2024	600,989
	161,320,000	5.50%, 06/24/2025	689,967

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 66.4% - (continued)
		Hungary - 4.0% - (continued)
$	194,500,000	6.50%, 06/24/2019	$787,687
	47,040,000	6.75%, 10/22/2028	226,881
	87,720,000	7.50%, 11/12/2020	384,068

			4,257,776

		Indonesia - 7.4%
		Indonesia Treasury Bond
IDR	12,382,000,000	6.63%, 05/15/2033	840,521
	6,784,000,000	8.25%, 06/15/2032	544,398
	4,746,000,000	8.25%, 05/15/2036	377,820
	18,026,000,000	8.38%, 03/15/2024	1,467,168
	7,284,000,000	8.38%, 09/15/2026	593,946
	20,171,000,000	8.38%, 03/15/2034	1,619,338
	5,821,000,000	8.75%, 05/15/2031	498,542
	21,602,000,000	9.00%, 03/15/2029	1,834,382

			7,776,115

		Kazakhstan - 0.1%
EUR	125,000	KazAgro National Management Holding JSC 3.26%, 05/22/2019(1)	135,509

		Malaysia - 6.2%
		Malaysia Government Bond
MYR	2,175,000	3.49%, 03/31/2020	522,104
	2,465,000	3.65%, 10/31/2019	595,348
	375,000	3.66%, 10/15/2020	90,332
	1,485,000	3.76%, 03/15/2019	359,965
	2,485,000	3.80%, 09/30/2022	601,045
	4,305,000	3.80%, 08/17/2023	1,042,169
	3,415,000	3.84%, 04/15/2033	772,715
	755,000	3.89%, 07/31/2020	183,778
	1,125,000	3.96%, 09/15/2025	272,136
	1,645,000	4.05%, 09/30/2021	403,209
	2,910,000	4.16%, 07/15/2021	718,182
	1,625,000	4.38%, 11/29/2019	401,390
	2,540,000	4.50%, 04/15/2030	627,140

			6,589,513

		Mexico - 4.3%
		Mexican Bonos
MXN	6,901,800	6.50%, 06/10/2021	373,206
	15,192,700	6.50%, 06/09/2022	822,450
	10,032,600	7.50%, 06/03/2027	576,436
	5,126,200	7.75%, 05/29/2031	299,523
	1,258,100	7.75%, 11/23/2034	73,717
	2,156,600	7.75%, 11/13/2042	127,755
	19,773,200	8.00%, 06/11/2020	1,119,498
	7,660,900	8.00%, 12/07/2023	449,176
	2,987,800	8.50%, 05/31/2029	184,735
	7,401,700	10.00%, 12/05/2024	487,006
	120,311	Mexican Udibonos 4.50%, 12/04/2025(6)	7,180

			4,520,682

		Mongolia - 0.2%
$	200,000	Mongolia Government International Bond 10.88%, 04/06/2021(1)	216,006

		Peru - 0.9%
		Peru Government Bond
PEN	100,000	6.35%, 08/12/2028	30,597
	378,000	6.85%, 02/12/2042	118,226

The accompanying notes are an integral part of these financial statements.

72

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 66.4% - (continued)
		Peru - 0.9% - (continued)
PEN	2,235,000	6.90%, 08/12/2037	$715,883
	325,000	6.95%, 08/12/2031	105,029

			969,735

		Poland - 3.9%
		Poland Government Bond
PLN	7,705,000	1.50%, 04/25/2020	1,918,370
	275,000	1.75%, 07/25/2021	67,838
	740,000	2.00%, 04/25/2021	185,538
	3,765,000	3.25%, 07/25/2025	975,690
	1,050,000	5.25%, 10/25/2020	297,423
	1,450,000	5.75%, 10/25/2021	425,326
	855,000	Republic of Poland Government Bond 2.50%, 07/25/2027	203,177

			4,073,362

		Russia - 5.3%
		Russian Federal Bond - OFZ
RUB	8,810,000	6.40%, 05/27/2020	129,438
	35,240,000	7.00%, 01/25/2023	514,876
	32,595,000	7.00%, 08/16/2023	474,798
	34,895,000	7.05%, 01/19/2028	496,721
	86,835,000	7.50%, 08/18/2021	1,311,402
	3,195,000	7.60%, 04/14/2021	48,554
	44,410,000	7.75%, 09/16/2026	668,476
	12,345,000	8.15%, 02/03/2027	191,391
RUB	109,900,000	8.50%, 09/17/2031	1,734,271

			5,569,927

		South Africa - 7.1%
		South Africa Government Bond
ZAR	3,962,218	6.25%, 03/31/2036	213,578
	3,855,000	6.50%, 02/28/2041	207,477
	5,645,000	6.75%, 03/31/2021	397,050
	6,615,000	7.00%, 02/28/2031	408,132
	4,130,000	8.00%, 01/31/2030	280,260
	12,225,000	8.25%, 03/31/2032	834,460
	12,985,000	8.50%, 01/31/2037	888,089
	5,940,000	8.75%, 01/31/2044	412,248
	2,875,000	8.75%, 02/28/2048	198,977
	3,070,000	8.88%, 02/28/2035	219,371
	9,945,000	9.00%, 01/31/2040	709,586
	32,415,000	10.50%, 12/21/2026	2,662,507

			7,431,735

		Sri Lanka - 0.2%
$	200,000	Sri Lanka Government International Bond 6.83%, 07/18/2026(2)	211,020

		Thailand - 3.3%
		Thailand Government Bond
THB	5,966,408	1.20%, 07/14/2021(1)(6)	167,168
	21,260,720	1.25%, 03/12/2028(1)(6)	567,356
	17,975,000	3.63%, 06/16/2023	565,634
	28,669,000	3.65%, 12/17/2021	890,114
	585,000	3.85%, 12/12/2025	19,033
	22,550,000	3.88%, 06/13/2019	680,205
	15,300,000	4.88%, 06/22/2029	555,781

			3,445,291

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 66.4% - (continued)
		Turkey - 7.9%
$	200,000	Export Credit Bank of Turkey 5.38%, 10/24/2023(2)	$199,940
		Turkey Government Bond
TRY	1,315,558	3.00%, 07/21/2021(6)	433,661
	3,675,000	7.10%, 03/08/2023	1,039,820
	2,875,000	8.00%, 03/12/2025	834,370
	3,615,000	8.50%, 09/14/2022	1,104,051
	545,000	8.80%, 09/27/2023	167,503
	2,370,000	9.00%, 07/24/2024	733,768
	150,000	9.20%, 09/22/2021	47,653
	1,725,000	9.40%, 07/08/2020	554,977
	1,225,000	9.50%, 01/12/2022	392,728
	1,860,000	10.40%, 03/20/2024	620,050
	6,410,000	10.70%, 02/17/2021	2,150,284

			8,278,805

		Total Foreign Government Obligations (cost $70,247,507)	$69,905,475

		Total Long-Term Investments (cost $93,349,553)	$93,444,914

SHORT-TERM INVESTMENTS - 6.2%
		Other Investment Pools & Funds - 6.2%
	6,475,643	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class	$6,475,643

		Total Short-Term Investments (cost $6,475,643)	$6,475,643

Total Investments Excluding Purchased Options (cost $99,825,196)	95.0%	$99,920,557

Total Purchased Options (cost $793,435)	0.6%	$594,949

Total Investments (cost $100,618,631)^	95.6%	$100,515,506
Other Assets and Liabilities	4.4%	4,661,649

Total Net Assets	100.0%	$105,177,155

The accompanying notes are an integral part of these financial statements.

73

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $101,619,799 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,050,600
Unrealized Depreciation	(4,154,893)

Net Unrealized Depreciation	$(1,104,293)

(1)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $18,480,612, which represents 17.6% of total net assets.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $6,731,099, which represents 6.4% of total net assets.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(5)	Security is a zero-coupon bond.

(6)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

OTC Option Contracts Outstanding at October 31, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
USD Call/BRL Put	GSC	3.90 BRL per USD	01/11/17	USD	1,027,000	$1,345	$22,922	$(21,577)
USD Call/HUF Put	BOA	282.15 HUF per USD	01/13/17	USD	1,053,000	16,073	31,169	(15,096)
USD Call/MXN Put	GSC	21.45 MXN per USD	06/06/17	USD	1,917,000	36,605	44,762	(8,157)
USD Call/TRY Put	GSC	3.22 TRY per USD	01/12/17	USD	523,000	5,843	8,159	(2,316)
USD Call/TRY Put	BOA	3.95 TRY per USD	02/19/18	USD	919,000	25,118	68,557	(43,439)
USD Call/TRY Put	JPM	3.46 TRY per USD	04/27/17	USD	2,111,000	29,212	32,457	(3,245)

Total Calls						$114,196	$208,026	$(93,830)

Puts
USD Put/COP Call	GSC	2,870.00 COP per USD	04/20/17	USD	1,814,000	$31,986	$49,214	$(17,228)
USD Put/IDR Call	DEUT	12,325.00 IDR per USD	03/07/17	USD	2,250,000	2,952	8,167	(5,215)
USD Put/INR Call	JPM	64.55 INR per USD	03/06/17	USD	2,221,000	1,721	5,397	(3,676)
USD Put/MXN Call	GSC	16.82 MXN per USD	03/08/17	USD	1,863,000	3,191	50,394	(47,203)
USD Put/MXN Call	MSC	18.57 MXN per USD	03/23/17	USD	6,964,000	159,107	108,931	50,176
USD Put/MYR Call	BOA	4.18 MYR per USD	04/21/17	USD	2,127,000	43,527	52,494	(8,967)
USD Put/MYR Call	JPM	3.75 MYR per USD	07/04/17	USD	1,163,000	1,991	5,966	(3,975)
USD Put/PLN Call	BCLY	3.78 PLN per USD	04/27/17	USD	2,111,000	26,208	23,031	3,177
USD Put/RUB Call	GSC	62.17 RUB per USD	12/28/16	USD	988,000	8,007	18,673	(10,666)
USD Put/RUB Call	GSC	62.58 RUB per USD	01/11/17	USD	1,027,000	11,520	18,055	(6,535)
USD Put/RUB Call	GSC	61.83 RUB per USD	01/12/17	USD	1,047,000	7,979	17,066	(9,087)
USD Put/RUB Call	CSFB	59.74 RUB per USD	03/08/17	USD	2,250,000	10,618	12,364	(1,746)
USD Put/RUB Call	DEUT	58.20 RUB per USD	03/20/17	USD	3,378,000	9,202	60,737	(51,535)
USD Put/RUB Call	CBK	57.40 RUB per USD	06/06/17	USD	959,000	3,671	4,733	(1,062)
USD Put/ZAR Call	HSBC	13.00 ZAR per USD	02/23/17	USD	1,862,000	31,365	33,218	(1,853)

Total Puts						$353,045	$468,440	$(115,395)

Total purchased option contracts						$467,241	$676,466	$(209,225)

The accompanying notes are an integral part of these financial statements.

74

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Option Contracts Outstanding at October 31, 2016 - (continued)
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts:
Calls
USD Call/HUF Put	BOA	297.35 HUF per USD	01/13/17	USD	(1,053,000)	$(3,911)	$(11,899)	$7,988
USD Call/PLN Put	BCLY	4.21 PLN per USD	04/27/17	USD	(2,111,000)	(24,152)	(27,633)	3,481
USD Call/RUB Put	GSC	75.11 RUB per USD	12/28/16	USD	(988,000)	(1,209)	(24,305)	23,096
USD Call/RUB Put	GSC	74.80 RUB per USD	01/11/17	USD	(1,027,000)	(2,353)	(23,703)	21,350
USD Call/RUB Put	GSC	73.55 RUB per USD	01/12/17	USD	(1,047,000)	(3,197)	(22,594)	19,397
USD Call/RUB Put	GSC	83.44 RUB per USD	06/06/17	USD	(959,000)	(8,277)	(36,183)	27,906
USD Call/TRY Put	BOA	6.05 TRY per USD	02/19/18	USD	(919,000)	(4,283)	(19,299)	15,016

Total Calls						$(47,382)	$(165,616)	$118,234

Puts
USD Put/BRL Call	GSC	3.27 BRL per USD	01/11/17	USD	(1,027,000)	$(31,280)	$(17,274)	$(14,006)
USD Put/COP Call	GSC	2,675.00 COP per USD	04/20/17	USD	(1,814,000)	(10,150)	(16,272)	6,122
USD Put/HUF Call	BOA	270.00 HUF per USD	01/13/17	USD	(1,053,000)	(3,440)	(13,636)	10,196
USD Put/MXN Call	BOA	18.57 MXN per USD	11/17/16	USD	(3,727,000)	(43,126)	(47,147)	4,021
USD Put/MXN Call	MSC	20.01 MXN per USD	03/23/17	USD	(2,321,000)	(157,354)	(108,915)	(48,439)
USD Put/MYR Call	BOA	4.18 MYR per USD	11/23/16	USD	(2,127,000)	(13,360)	(20,749)	7,389
USD Put/TRY Call	GSC	2.86 TRY per USD	01/12/17	USD	(1,047,000)	(300)	(11,517)	11,217
USD Put/TRY Call	JPM	3.07 TRY per USD	04/27/17	USD	(2,111,000)	(27,190)	(23,253)	(3,937)
USD Put/ZAR Call	CBK	12.75 ZAR per USD	12/19/16	USD	(3,724,000)	(20,224)	(11,488)	(8,736)

Total Puts						$(306,424)	$(270,251)	$(36,173)

Total written option contracts						$(353,806)	$(435,867)	$82,061

OTC Swaption Contracts Outstanding at October 31, 2016
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
Interest Rate Swaption KRW	BOA	1.95%	01/26/18	KRW	1,034,545,000	$38,222	$19,638	$18,584
Interest Rate Swaption KRW	CBK	1.94%	01/26/18	KRW	2,069,095,000	75,113	38,846	36,267

Total Calls						$113,335	$58,484	$54,851

Puts
Interest Rate Swaption KRW	BOA	1.95%	01/26/18	KRW	1,034,545,000	$4,685	$19,638	$(14,953)
Interest Rate Swaption KRW	CBK	1.94%	01/26/18	KRW	2,069,095,000	9,688	38,847	(29,159)

Total Puts						$14,373	$58,485	$(44,112)

Total purchased swaption contracts						$127,708	$116,969	$10,739

Futures Contracts Outstanding at October 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury Long Bond Future	1	12/20/2016	$170,792	$162,719	$(8,073)

Short position contracts:
Euro BUXL 30-Year Bond Future	1	12/08/2016	$210,241	$197,463	$12,778
U.S. Treasury 10-Year Note Future	5	12/20/2016	649,991	648,125	1,866
U.S. Treasury 5-Year Note Future	1	12/30/2016	120,913	120,797	116

Total					$14,760

Total futures contracts					$6,687

The accompanying notes are an integral part of these financial statements.

75

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2016

Cross Currency Swap Contracts Outstanding at October 31, 2016
Receive	Pay	Maturity Date(1)	Counter- party	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 8.07% based on the notional amount of currency delivered	12/21/18	JPM	USD	1,623,652	RUB	105,375,000	$12,598	$—	$(38,382)	$(50,980)
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 7.07% based on the notional amount of currency delivered	12/21/21	JPM	USD	929,199	RUB	60,305,000	7,210	—	(21,724)	(28,934)
Fixed Rate equal to 8.07% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	12/21/18	JPM	RUB	105,375,000	USD	1,623,652	—	(12,598)	52,735	65,333
Fixed Rate equal to 7.07% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	12/21/21	JPM	RUB	60,305,000	USD	929,199	—	(7,210)	21,966	29,176

Total								$19,808	$(19,808)	$14,595	$14,595

(1)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2016
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BCLY	1M MXIBTIIE	5.65% Fixed	MXN	4,560,000	08/17/21	$—	$—	$(4,622)	$(4,622)
BCLY	1.98% Fixed	3M KRW KSDA	KRW	1,605,000,000	12/16/25	—	—	(58,855)	(58,855)
BCLY	3M KRW KSDA	1.54% Fixed	KRW	7,363,975,000	12/16/17	—	—	13,977	13,977
BCLY	1.70% Fixed	3M PLN WIBOR	PLN	7,325,000	10/06/17	—	—	2,297	2,297
BNP	3M KRW KSDA	1.24% Fixed	KRW	264,840,000	12/21/21	—	—	(2,003)	(2,003)
DEUT	1M MXIBTIIE	5.90% Fixed	MXN	16,230,000	07/20/21	—	—	(7,009)	(7,009)
DEUT	6.13% Fixed	3M Banco Central De La Republica	COP	422,610,000	09/20/21	—	—	194	194
DEUT	1.31% Fixed	3M KRW KSDA	KRW	1,578,050,000	12/21/26	—	—	26,423	26,423
DEUT	3M KRW KSDA	1.25% Fixed	KRW	116,000,000	12/21/21	—	—	(2,103)	(2,103)
GSC	1M MXIBTIIE	5.90% Fixed	MXN	25,675,000	07/21/21	—	—	(11,423)	(11,423)
GSC	3M Banco Central De La Republica	6.74% Fixed	COP	1,605,475,000	06/29/18	—	—	3,145	3,145
GSC	3M Banco Central De La Republica	7.30% Fixed	COP	377,755,000	06/29/26	—	—	6,263	6,263
GSC	6.79% Fixed	3M Banco Central De La Republica	COP	1,322,155,000	06/29/21	—	—	(13,277)	(13,277)
GSC	3M KRW KSDA	1.24% Fixed	KRW	207,185,000	12/21/21	—	—	(1,602)	(1,602)
GSC	3.48% Fixed	6M CLICP	CLP	140,790,000	03/12/17	—	—	(48)	(48)
GSC	6M PLN WIBOR	2.13% Fixed	PLN	3,500,000	11/02/21	—	—	1,414	1,414
JPM	1M MXN TIIE	6.07% Fixed	MXN	12,475,000	10/25/21	—	—	(1,702)	(1,702)
JPM	6.10% Fixed	3M Banco Central De La Republica	COP	525,400,000	09/16/21	—	—	503	503
JPM	6.10% Fixed	3M Banco Central De La Republica	COP	1,751,340,000	09/20/21	—	—	1,566	1,566
JPM	1.69% Fixed	3M PLN WIBOR	PLN	5,450,000	10/03/17	—	—	2,266	2,266
MSC	3M Banco Central De La Republica	6.82% Fixed	COP	2,596,675,000	06/27/18	—	—	6,152	6,152
MSC	3M Banco Central De La Republica	6.54% Fixed	COP	1,628,600,000	07/08/18	—	—	1,674	1,674
MSC	3M Banco Central De La Republica	7.41% Fixed	COP	677,875,000	06/27/26	—	—	13,060	13,060

The accompanying notes are an integral part of these financial statements.

76

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Interest Rate Swap Contracts Outstanding at October 31, 2016 - (continued)
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
MSC	3M Banco Central De La Republica	6.98% Fixed	COP	466,520,000	07/08/26	$—	$—	$4,091	$4,091
MSC	6.51% Fixed	3M Banco Central De La Republica	COP	1,526,210,000	07/08/21	—	—	(8,030)	(8,030)
MSC	6.90% Fixed	3M Banco Central De La Republica	COP	2,286,985,000	06/27/21	—	—	(24,153)	(24,153)

Total						$—	$—	$(51,802)	$(51,802)

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2016
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
1.58% Fixed	3M USD LIBOR	USD	400,000	06/07/26	$—	$—	$(7,190)	$(7,190)
2.03% Fixed	3M USD LIBOR	USD	1,150,000	12/03/25	—	—	(47,103)	(47,103)
3M USD LIBOR	0.97% Fixed	USD	7,950,000	12/03/17	—	—	19,474	19,474
3M USD LIBOR	1.90% Fixed	USD	810,000	07/29/26	—	—	20,812	20,812

Total					$—	$—	$(14,007)	$(14,007)

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
ARS	Buy	12/21/16	BNP	$52,280	$53,088	$808
ARS	Buy	12/21/16	BNP	80,431	81,231	800
ARS	Buy	01/04/17	BNP	201,781	205,682	3,901
ARS	Sell	12/21/16	HSBC	52,333	53,088	(755)
ARS	Sell	12/21/16	JPM	79,975	81,231	(1,256)
ARS	Sell	01/04/17	JPM	202,753	205,681	(2,928)
AUD	Buy	12/21/16	CBK	1,524,104	1,542,179	18,075
AUD	Sell	12/21/16	CBK	2,312,433	2,339,856	(27,423)
BRL	Buy	12/02/16	MSC	11,975,661	12,362,049	386,388
BRL	Buy	12/02/16	MSC	533,390	542,807	9,417
BRL	Buy	12/02/16	MSC	533,739	538,775	5,036
BRL	Buy	12/02/16	MSC	106,090	109,803	3,713
BRL	Buy	12/02/16	BNP	294,388	297,768	3,380
BRL	Buy	12/02/16	MSC	260,297	263,649	3,352
BRL	Buy	12/02/16	SCB	96,575	99,257	2,682
BRL	Buy	01/13/17	GSC	485,149	525,174	40,025
BRL	Buy	11/03/17	JPM	3,570,432	3,638,889	68,457
BRL	Sell	12/02/16	GSC	550,344	545,909	4,435
BRL	Sell	12/02/16	SCB	113,780	111,663	2,117
BRL	Sell	12/02/16	SSG	140,389	141,130	(741)
BRL	Sell	12/02/16	HSBC	683,986	691,691	(7,705)
BRL	Sell	12/02/16	MSC	161,343	169,977	(8,634)
BRL	Sell	12/02/16	GSC	914,839	937,971	(23,132)
BRL	Sell	12/02/16	MSC	653,960	686,419	(32,459)
BRL	Sell	12/02/16	JPM	3,890,577	3,970,247	(79,670)
BRL	Sell	11/03/17	MSC	3,152,672	3,639,743	(487,071)
BRL	Sell	11/03/17	MSC	3,152,037	3,639,458	(487,421)
CAD	Sell	12/21/16	CBK	791,526	771,954	19,572
CLP	Buy	12/21/16	BOA	2,568,226	2,665,283	97,057
CLP	Buy	12/21/16	SCB	2,568,415	2,665,283	96,868
CLP	Buy	12/21/16	SSG	354,896	364,844	9,948
CLP	Buy	12/21/16	JPM	132,338	131,631	(707)
CLP	Sell	12/21/16	MSC	319,820	324,882	(5,062)

The accompanying notes are an integral part of these financial statements.

77

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
CLP	Sell	12/21/16	SCB	$3,305,358	$3,430,020	$(124,662)
CLP	Sell	12/21/16	BOA	3,305,115	3,430,020	(124,905)
CNH	Buy	12/21/16	GSC	999,295	1,000,239	944
CNH	Buy	12/21/16	BCLY	240,380	236,984	(3,396)
CNH	Buy	03/08/17	BOA	1,276,148	1,258,786	(17,362)
CNH	Buy	03/09/17	BCLY	894,924	881,123	(13,801)
CNH	Sell	12/21/16	RBS	2,522,673	2,501,041	21,632
CNH	Sell	12/21/16	GSC	331,783	330,132	1,651
CNH	Sell	12/21/16	BCLY	223,298	223,320	(22)
CNH	Sell	12/21/16	BCLY	233,866	234,633	(767)
CNH	Sell	03/08/17	BCLY	623,888	625,155	(1,267)
CNH	Sell	03/09/17	BCLY	473,093	474,024	(931)
COP	Buy	11/25/16	GSC	725,332	708,436	(16,896)
COP	Buy	12/21/16	SSG	1,903,747	1,899,665	(4,082)
COP	Buy	12/21/16	SSG	262,536	257,682	(4,854)
COP	Buy	12/21/16	SSG	308,381	301,031	(7,350)
COP	Buy	12/21/16	SSG	778,975	750,720	(28,255)
COP	Buy	07/18/17	BNP	755,286	755,134	(152)
COP	Buy	07/18/17	SSG	161,900	161,474	(426)
COP	Buy	07/18/17	SSG	397,960	397,003	(957)
COP	Buy	07/21/17	SSG	228,804	229,397	593
COP	Buy	07/21/17	SSG	153,022	152,930	(92)
COP	Buy	08/01/17	RBS	340,076	357,342	17,266
COP	Buy	08/03/17	CBK	313,345	328,858	15,513
COP	Buy	08/03/17	CIB	172,884	181,553	8,669
COP	Buy	08/04/17	GSC	478,669	504,123	25,454
COP	Sell	11/15/16	GSC	172	166	6
COP	Sell	11/25/16	CBK	527,984	514,286	13,698
COP	Sell	12/21/16	JPM	549,558	533,740	15,818
COP	Sell	12/21/16	HSBC	440,404	431,077	9,327
COP	Sell	12/21/16	SSG	796,108	788,190	7,918
COP	Sell	12/21/16	MSC	86,006	83,332	2,674
COP	Sell	12/21/16	CBK	112,803	110,449	2,354
COP	Sell	12/21/16	SSG	177,068	176,688	380
COP	Sell	04/24/17	GSC	411,213	401,538	9,675
COP	Sell	07/18/17	SCB	1,326,420	1,313,610	12,810
COP	Sell	07/21/17	CIB	392,142	382,328	9,814
COP	Sell	08/01/17	CIB	366,305	357,343	8,962
COP	Sell	08/03/17	CIB	523,452	510,412	13,040
COP	Sell	08/04/17	CIB	516,825	504,123	12,702
EUR	Buy	12/21/16	GSC	263,345	258,595	(4,750)
EUR	Buy	12/21/16	RBC	382,931	374,138	(8,793)
EUR	Buy	12/21/16	SSG	381,867	373,038	(8,829)
EUR	Buy	12/21/16	CBA	383,068	374,138	(8,930)
EUR	Buy	12/21/16	CSFB	383,083	374,138	(8,945)
EUR	Sell	12/21/16	CSFB	588,145	574,412	13,733
EUR	Sell	12/21/16	CBA	588,122	574,412	13,710
EUR	Sell	12/21/16	RBC	587,912	574,412	13,500
EUR	Sell	12/21/16	SSG	583,501	570,010	13,491
HUF	Buy	12/21/16	CBK	47,137	45,973	(1,164)
HUF	Buy	12/21/16	MSC	227,716	224,645	(3,071)
HUF	Buy	12/21/16	MSC	176,560	172,932	(3,628)
HUF	Buy	12/21/16	SCB	339,674	333,371	(6,303)
HUF	Buy	12/21/16	SCB	668,586	655,335	(13,251)
HUF	Buy	12/21/16	RBS	615,075	595,093	(19,982)
HUF	Buy	12/21/16	MSC	1,377,439	1,348,974	(28,465)
HUF	Buy	12/21/16	SCB	2,046,353	2,007,579	(38,774)
HUF	Buy	01/17/17	BOA	508,240	510,559	2,319

The accompanying notes are an integral part of these financial statements.

78

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
HUF	Sell	12/21/16	SCB	$3,586,250	$3,518,298	$67,952
HUF	Sell	12/21/16	BCLY	357,392	351,703	5,689
HUF	Sell	12/21/16	HSBC	218,476	214,564	3,912
HUF	Sell	12/21/16	WEST	207,211	204,060	3,151
HUF	Sell	12/21/16	SSG	115,376	113,865	1,511
HUF	Sell	12/21/16	GSC	22,871	22,909	(38)
HUF	Sell	12/21/16	SCB	391,161	391,766	(605)
HUF	Sell	12/21/16	BCLY	499,928	503,219	(3,291)
HUF	Sell	12/21/16	CBK	390,769	394,329	(3,560)
IDR	Buy	12/21/16	SCB	1,447,318	1,469,814	22,496
IDR	Buy	12/21/16	BOA	559,713	569,945	10,232
IDR	Buy	12/21/16	HSBC	327,034	327,715	681
IDR	Buy	12/21/16	BCLY	179,695	180,247	552
IDR	Buy	12/21/16	CSFB	179,658	180,018	360
IDR	Buy	12/21/16	MSC	272,866	272,272	(594)
IDR	Sell	12/21/16	MSC	249,820	247,555	2,265
IDR	Sell	12/21/16	MSC	114,216	114,613	(397)
IDR	Sell	03/09/17	DEUT	221,198	221,942	(744)
INR	Buy	12/21/16	JPM	603,629	607,992	4,363
INR	Buy	12/21/16	SCB	467,349	467,880	531
INR	Buy	12/21/16	BCLY	64,047	64,186	139
INR	Buy	12/21/16	MSC	981,317	979,443	(1,874)
INR	Sell	12/21/16	RBS	24,034	24,218	(184)
INR	Sell	03/08/17	JPM	217,902	218,266	(364)
KRW	Buy	12/21/16	UBS	2,496,539	2,462,651	(33,888)
KRW	Sell	12/21/16	UBS	2,603,253	2,567,917	35,336
KRW	Sell	12/21/16	CBK	557,596	535,881	21,715
KRW	Sell	12/21/16	CBK	467,851	465,002	2,849
KZT	Buy	11/07/16	DEUT	112,958	118,872	5,914
KZT	Buy	11/07/16	BOA	104,887	110,067	5,180
KZT	Buy	11/14/16	CBK	95,597	99,071	3,474
KZT	Buy	11/16/16	DEUT	217,819	226,376	8,557
KZT	Buy	11/18/16	BCLY	102,279	106,296	4,017
KZT	Buy	11/18/16	CBK	109,367	111,557	2,190
KZT	Sell	11/07/16	DEUT	36,202	37,775	(1,573)
KZT	Sell	11/07/16	DEUT	84,593	88,142	(3,549)
KZT	Sell	11/07/16	CBK	98,732	103,021	(4,289)
MXN	Buy	11/17/16	MSC	706,619	707,382	763
MXN	Buy	11/18/16	BCLY	129,392	126,074	(3,318)
MXN	Buy	11/22/16	BOA	1,333,087	1,335,061	1,974
MXN	Buy	12/21/16	UBS	7,384,635	7,498,959	114,324
MXN	Buy	12/21/16	SSG	373,268	390,327	17,059
MXN	Buy	12/21/16	BCLY	172,276	179,382	7,106
MXN	Buy	12/21/16	CBK	333,524	337,354	3,830
MXN	Buy	12/21/16	BNP	79,683	81,538	1,855
MXN	Buy	12/21/16	CBK	74,228	75,908	1,680
MXN	Buy	12/21/16	SSG	20,329	20,778	449
MXN	Buy	12/21/16	GSC	8,429	8,679	250
MXN	Buy	12/21/16	MSC	34,591	34,772	181
MXN	Buy	12/21/16	MSC	478,386	477,966	(420)
MXN	Buy	12/21/16	BCLY	65,543	64,178	(1,365)
MXN	Buy	12/21/16	MSC	736,408	729,207	(7,201)
MXN	Buy	12/22/16	GSC	533,662	512,844	(20,818)
MXN	Buy	12/30/16	DEUT	684,506	693,063	8,557
MXN	Buy	02/10/17	DEUT	1,236,655	1,210,203	(26,452)
MXN	Buy	02/10/17	JPM	2,182,215	2,145,949	(36,266)
MXN	Buy	02/21/17	GSC	617,769	633,298	15,529
MXN	Buy	02/21/17	JPM	531,676	511,759	(19,917)

The accompanying notes are an integral part of these financial statements.

79

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
MXN	Buy	03/10/17	JPM	$72,945	$73,378	$433
MXN	Buy	05/31/17	DEUT	440,796	435,001	(5,795)
MXN	Buy	06/08/17	GSC	824,258	820,422	(3,836)
MXN	Buy	08/31/17	BOA	2,745,233	2,862,401	117,168
MXN	Sell	12/21/16	HSBC	365,379	362,972	2,407
MXN	Sell	12/21/16	MSC	325,860	324,571	1,289
MXN	Sell	12/21/16	MSC	103,211	103,526	(315)
MXN	Sell	12/21/16	MSC	66,271	67,755	(1,484)
MXN	Sell	12/21/16	GSC	324,231	326,149	(1,918)
MXN	Sell	12/21/16	HSBC	658,889	662,819	(3,930)
MXN	Sell	12/21/16	MSC	159,256	165,021	(5,765)
MXN	Sell	12/21/16	DEUT	347,701	354,871	(7,170)
MXN	Sell	12/21/16	BNP	334,062	342,562	(8,500)
MXN	Sell	12/21/16	BCLY	333,563	343,509	(9,946)
MXN	Sell	12/21/16	BNP	1,073,944	1,100,649	(26,705)
MXN	Sell	12/21/16	GSC	1,584,025	1,610,756	(26,731)
MXN	Sell	12/22/16	GSC	132,510	130,972	1,538
MXN	Sell	12/30/16	DEUT	597,852	628,891	(31,039)
MXN	Sell	02/10/17	JPM	3,349,520	3,356,152	(6,632)
MXN	Sell	02/21/17	DEUT	274,192	270,353	3,839
MXN	Sell	03/10/17	GSC	850,573	781,344	69,229
MXN	Sell	03/27/17	MSC	523,751	545,510	(21,759)
MXN	Sell	05/31/17	GSC	387,266	396,564	(9,298)
MXN	Sell	06/08/17	BCLY	548,578	552,127	(3,549)
MXN	Sell	06/08/17	BCLY	653,094	657,319	(4,225)
MXN	Sell	08/31/17	BOA	2,911,511	2,862,401	49,110
MYR	Buy	11/25/16	BOA	1,061,799	1,059,242	(2,557)
MYR	Buy	12/21/16	CBK	345,187	346,160	973
MYR	Buy	12/21/16	BNP	347,909	347,111	(798)
MYR	Buy	12/21/16	BCLY	264,820	259,144	(5,676)
MYR	Buy	12/21/16	BOA	293,868	287,674	(6,194)
MYR	Buy	12/21/16	SCB	6,432,773	6,318,605	(114,168)
MYR	Sell	12/21/16	SCB	3,936,827	3,866,957	69,870
MYR	Sell	12/21/16	BCLY	617,314	608,633	8,681
MYR	Sell	12/21/16	GSC	358,363	354,005	4,358
MYR	Sell	12/21/16	HSBC	520,945	520,666	279
MYR	Sell	04/25/17	BOA	1,120,874	1,116,636	4,238
MYR	Sell	07/06/17	JPM	115,260	113,260	2,000
NGN	Buy	07/26/17	SCB	38,908	41,771	2,863
NGN	Buy	07/26/17	CBK	23,029	24,991	1,962
NGN	Buy	07/26/17	DEUT	14,566	15,743	1,177
NGN	Buy	07/26/17	SCB	6,284	6,746	462
NGN	Buy	08/02/17	BCLY	45,346	50,630	5,284
NGN	Buy	08/02/17	SCB	35,795	39,940	4,145
NGN	Buy	08/02/17	JPM	33,130	36,943	3,813
NGN	Buy	08/02/17	GSC	20,595	22,965	2,370
NGN	Sell	07/26/17	CBK	36,532	44,626	(8,094)
NGN	Sell	07/26/17	CBK	36,532	44,626	(8,094)
NGN	Sell	08/02/17	CBK	55,403	67,716	(12,313)
NGN	Sell	08/02/17	CBK	67,713	82,762	(15,049)
NZD	Buy	12/21/16	BCLY	1,600,299	1,563,022	(37,277)
NZD	Sell	12/21/16	BCLY	2,393,141	2,337,396	55,745
PEN	Buy	12/21/16	SCB	1,955,046	1,992,197	37,151
PEN	Buy	12/21/16	BCLY	40,181	40,784	603
PEN	Buy	12/21/16	DEUT	31,195	31,622	427
PEN	Buy	12/21/16	MSC	154,828	155,156	328
PEN	Buy	12/21/16	BNP	124,556	124,420	(136)
PEN	Buy	12/21/16	SSG	213,810	213,671	(139)

The accompanying notes are an integral part of these financial statements.

80

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
PEN	Buy	12/21/16	SSG	$368,243	$367,644	$(599)
PEN	Sell	12/21/16	BCLY	34,357	34,873	(516)
PEN	Sell	12/21/16	HSBC	78,694	79,794	(1,100)
PEN	Sell	12/21/16	SSG	198,337	200,963	(2,626)
PEN	Sell	12/21/16	SCB	583,237	594,320	(11,083)
PHP	Buy	12/21/16	RBS	1,435,172	1,423,470	(11,702)
PHP	Sell	12/21/16	RBS	1,496,379	1,484,178	12,201
PHP	Sell	12/21/16	BCLY	584,929	586,438	(1,509)
PLN	Buy	12/21/16	MSC	715,919	723,424	7,505
PLN	Buy	12/21/16	GSC	1,097,397	1,100,287	2,890
PLN	Buy	12/21/16	SCB	114,376	115,860	1,484
PLN	Buy	12/21/16	SCB	115,438	115,860	422
PLN	Buy	12/21/16	CSFB	66,542	65,187	(1,355)
PLN	Buy	12/21/16	MSC	266,968	265,078	(1,890)
PLN	Buy	12/21/16	BCLY	231,419	225,354	(6,065)
PLN	Buy	12/21/16	CBK	579,564	571,660	(7,904)
PLN	Buy	12/21/16	RBS	6,578,425	6,501,393	(77,032)
PLN	Sell	12/21/16	CBK	519,695	509,020	10,675
PLN	Sell	12/21/16	HSBC	750,903	742,267	8,636
PLN	Sell	12/21/16	GSC	201,229	197,344	3,885
PLN	Sell	12/21/16	SSG	138,343	137,504	839
PLN	Sell	12/21/16	JPM	157,316	159,148	(1,832)
PLN	Sell	05/02/17	BCLY	930,420	939,029	(8,609)
RON	Buy	12/21/16	SCB	25,569	25,609	40
RON	Buy	12/21/16	MSC	376,317	365,835	(10,482)
RON	Buy	12/21/16	SCB	2,310,481	2,230,372	(80,109)
RON	Sell	12/21/16	SCB	138,957	134,139	4,818
RON	Sell	12/21/16	HSBC	160,241	158,529	1,712
RUB	Buy	12/21/16	CBK	2,114,679	2,176,412	61,733
RUB	Buy	12/21/16	GSC	204,121	211,810	7,689
RUB	Buy	12/21/16	CSFB	6,045	5,956	(89)
RUB	Buy	12/21/16	GSC	5,050	4,960	(90)
RUB	Buy	12/21/16	GSC	76,657	75,730	(927)
RUB	Buy	12/21/16	CSFB	88,148	87,205	(943)
RUB	Buy	12/21/16	GSC	224,698	222,679	(2,019)
RUB	Buy	12/21/16	HSBC	252,551	250,204	(2,347)
RUB	Buy	12/21/16	JPM	286,592	282,859	(3,733)
RUB	Buy	12/21/16	BCLY	758,123	742,353	(15,770)
RUB	Buy	06/07/17	CBK	274,698	270,565	(4,133)
RUB	Sell	12/21/16	CSFB	741,961	731,950	10,011
RUB	Sell	12/21/16	GSC	301,735	297,476	4,259
RUB	Sell	12/21/16	MSC	241,198	240,344	854
RUB	Sell	12/21/16	JPM	420,258	419,685	573
RUB	Sell	12/21/16	MSC	119,086	118,757	329
RUB	Sell	12/21/16	BCLY	459,186	464,236	(5,050)
RUB	Sell	12/21/16	CBK	181,763	187,069	(5,306)
RUB	Sell	12/21/16	JPM	425,356	431,986	(6,630)
RUB	Sell	12/21/16	BCLY	314,156	324,035	(9,879)
RUB	Sell	12/29/16	GSC	431,124	452,046	(20,922)
RUB	Sell	01/12/17	GSC	490,385	512,901	(22,516)
RUB	Sell	01/13/17	GSC	502,736	518,686	(15,950)
RUB	Sell	03/09/17	CSFB	216,176	222,324	(6,148)
RUB	Sell	06/07/17	GSC	385,570	411,105	(25,535)
THB	Buy	12/21/16	JPM	130,766	129,891	(875)
THB	Buy	12/21/16	BCLY	130,362	128,749	(1,613)
THB	Buy	12/21/16	BCLY	1,074,575	1,065,388	(9,187)
THB	Buy	12/21/16	RBS	5,512,863	5,499,569	(13,294)
THB	Sell	12/21/16	BCLY	721,284	714,541	6,743

The accompanying notes are an integral part of these financial statements.

81

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
THB	Sell	12/21/16	RBC	$195,439	$193,266	$2,173
THB	Sell	12/21/16	BNP	175,078	175,281	(203)
THB	Sell	12/21/16	JPM	97,414	97,632	(218)
THB	Sell	12/21/16	SSG	114,259	117,044	(2,785)
THB	Sell	12/21/16	HSBC	515,531	523,560	(8,029)
TRY	Buy	12/21/16	MSC	400,583	401,720	1,137
TRY	Buy	12/21/16	SCB	182,141	182,164	23
TRY	Buy	12/21/16	HSBC	285,173	283,792	(1,381)
TRY	Buy	12/21/16	JPM	602,776	597,945	(4,831)
TRY	Buy	12/21/16	BCLY	225,527	215,720	(9,807)
TRY	Buy	12/21/16	RBS	5,215,872	5,047,538	(168,334)
TRY	Buy	01/13/17	GSC	506,009	483,500	(22,509)
TRY	Buy	04/28/17	JPM	913,084	918,767	5,683
TRY	Buy	02/20/18	HSBC	145,616	152,899	7,283
TRY	Buy	02/20/18	BOA	34,209	35,891	1,682
TRY	Buy	02/20/18	DEUT	9,172	9,629	457
TRY	Sell	12/21/16	RBS	2,407,148	2,329,461	77,687
TRY	Sell	12/21/16	RBS	945,414	906,985	38,429
TRY	Sell	12/21/16	BNP	560,109	542,656	17,453
TRY	Sell	12/21/16	BCLY	238,931	231,380	7,551
TRY	Sell	12/21/16	CBK	229,945	223,710	6,235
TRY	Sell	12/21/16	GSC	394,144	391,492	2,652
TRY	Sell	12/21/16	RBS	363,402	361,131	2,271
TRY	Sell	12/21/16	GSC	152,245	150,206	2,039
TRY	Sell	12/21/16	GSC	252,246	252,153	93
TRY	Sell	12/21/16	HSBC	364,099	364,328	(229)
TRY	Sell	01/13/17	JPM	187,140	191,173	(4,033)
TRY	Sell	02/20/18	DEUT	190,652	198,419	(7,767)
ZAR	Buy	12/21/16	CBK	7,157,048	7,666,195	509,147
ZAR	Buy	12/21/16	CSFB	518,513	550,290	31,777
ZAR	Buy	12/21/16	BCLY	1,243,625	1,273,688	30,063
ZAR	Buy	12/21/16	JPM	282,745	302,040	19,295
ZAR	Buy	12/21/16	CBK	329,230	340,492	11,262
ZAR	Buy	12/21/16	GSC	291,942	302,920	10,978
ZAR	Buy	12/21/16	BNP	332,728	342,620	9,892
ZAR	Buy	12/21/16	MSC	137,821	146,397	8,576
ZAR	Buy	12/21/16	BCLY	354,356	360,304	5,948
ZAR	Sell	12/21/16	UBS	417,079	420,991	(3,912)
ZAR	Sell	12/21/16	RBC	237,908	243,628	(5,720)
ZAR	Sell	12/21/16	GSC	530,663	539,356	(8,693)
ZAR	Sell	12/21/16	MSC	213,187	223,814	(10,627)
ZAR	Sell	12/21/16	HSBC	571,022	610,537	(39,515)
ZAR	Sell	12/21/16	CBK	6,170,188	6,609,130	(438,942)
ZAR	Sell	02/27/17	HSBC	85,195	86,342	(1,147)
ZAR	Sell	02/27/17	GSC	181,787	189,054	(7,267)

Total						$(534,010)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

82

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2016

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CIB	Credit Agricole
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GHS	Ghana Cedi
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
KZT	Kazakhstani Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Other Abbreviations:
CJSC	Closed Joint Stock Company
CLICP	Sinacofi Chile Interbank Offered Rate
JSC	Joint Stock Company
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexico Interbank Equilibrium Interest Rate
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
PJSC	Private Joint Stock Company
TIIE	Interbank Equilibrium Interest Rate
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

83

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Corporate Bonds	$23,539,439	$—	$23,539,439	$—
Foreign Government Obligations	69,905,475	—	69,905,475	—
Short-Term Investments	6,475,643	6,475,643	—	—
Purchased Options	594,949	—	594,949	—
Foreign Currency Contracts(2)	2,839,133	—	2,839,133	—
Futures Contracts(2)	14,760	14,760	—	—
Swaps - Cross Currency(2)	94,509	—	94,509	—
Swaps - Interest Rate(2)	123,311	—	123,311	—

Total	$103,587,219	$6,490,403	$97,096,816	$—

Liabilities
Foreign Currency Contracts(2)	$(3,373,143)	$—	$(3,373,143)	$—
Futures Contracts(2)	(8,073)	(8,073)	—	—
Swaps - Cross Currency(2)	(79,914)	—	(79,914)	—
Swaps - Interest Rate(2)	(189,120)	—	(189,120)	—
Written Options	(353,806)	—	(353,806)	—

Total	$(4,004,056)	$(8,073)	$(3,995,983)	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

84

The Hartford Floating Rate Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 5.9%
		Auto Parts & Equipment - 0.2%
$	7,500,000	Titan International, Inc. 6.88%, 10/01/2020	$7,200,000

		Biotechnology - 0.1%
	6,250,000	Sterigenics-Nordion Topco LLC (Cash) 8.13%, 11/01/2021(1)(2)	6,125,000

		Chemicals - 0.3%
	9,576,000	Hexion, Inc. 6.63%, 04/15/2020	8,379,000
	6,550,000	Momentive Performance Materials, Inc. 3.88%, 10/24/2021	5,829,500

			14,208,500

		Commercial Banks - 3.1%
	3,250,000	Access Bank plc 9.25%, 06/24/2021(1)(3)	2,965,950
EUR	9,400,000	Banco Bilbao Vizcaya Argentaria S.A. 7.00%, 02/19/2019(3)(4)	9,971,210
$	4,000,000	Banco de Bogota S.A. 6.25%, 05/12/2026(1)	4,130,000
	4,000,000	Banco do Brasil S.A. 9.00%, 06/18/2024(3)(4)(5)	3,704,000
EUR	6,800,000	Banco Santander S.A. 6.25%, 03/12/2019(3)(4)(5)	6,938,052
	9,000,000	Bank of Ireland 7.38%, 06/18/2020(3)(4)(5)	9,584,150
$	9,000,000	Barclays plc 8.25%, 12/15/2018(3)(4)	9,112,500
		Credit Agricole S.A.
	4,600,000	6.63%, 09/23/2019(1)(3)(4)	4,473,500
	5,000,000	6.63%, 09/23/2019(3)(4)(5)	4,862,500
	2,150,000	7.88%, 01/23/2024(1)(3)(4)	2,178,552
	7,000,000	Credit Suisse Group AG 7.50%, 12/11/2023(1)(3)(4)	7,245,000
	7,220,000	HSBC Holdings plc 6.38%, 03/30/2025(3)(4)	7,247,075
	7,000,000	ING Groep N.V. 6.50%, 04/16/2025(3)(4)	6,930,000
	6,000,000	Intesa Sanpaolo S.p.A. 7.70%, 09/17/2025(1)(3)(4)	5,482,500
	3,000,000	Lloyds Banking Group plc 7.50%, 06/27/2024(3)(4)	3,090,000
	9,060,000	Royal Bank of Scotland Group plc 8.63%, 08/15/2021(3)(4)	9,014,700
	8,915,000	Societe Generale S.A. 6.00%, 01/27/2020(1)(3)(4)	8,190,211
		Turkiye Is Bankasi
	4,305,000	5.50%, 04/21/2022(1)	4,291,078
	4,000,000	6.00%, 10/24/2022(5)	3,963,320
	7,000,000	UBS Group AG 7.13%, 02/19/2020(3)(4)(5)	7,166,250

			120,540,548

		Electric - 0.1%
	4,000,000	GenOn Energy, Inc. 7.88%, 06/15/2017	3,280,000

		Food - 0.2%
GBP	7,335,000	Iceland Bondco plc 4.65%, 07/15/2020(1)(3)	8,439,362

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 5.9% - (continued)
		Healthcare-Services - 0.4%
		Community Health Systems, Inc.
$	9,300,000	5.13%, 08/01/2021	$8,672,250
	7,500,000	7.13%, 07/15/2020	6,056,250

			14,728,500

		Lodging - 0.3%
	10,524,000	Chester Downs & Marina LLC / Chester Downs Finance Corp. 9.25%, 02/01/2020(1)	10,313,520

		Machinery - Construction & Mining - 0.1%
	3,500,000	BlueLine Rental Finance Corp. 7.00%, 02/01/2019(1)	3,053,750

		Machinery-Diversified - 0.1%
	2,625,000	Cloud Crane LLC 10.13%, 08/01/2024(1)	2,736,563

		Oil & Gas - 0.5%
	4,565,000	KCA Deutag UK Finance plc 7.25%, 05/15/2021(1)	3,925,900
	12,100,000	Permian Resources LLC / AEPB Finance Corp. 7.38%, 08/01/2019(1)(3)	8,863,250
	6,065,000	Shelf Drilling Holdings Ltd. 8.63%, 11/01/2018(1)	4,852,000
	4,000,000	Zhaikmunai LLP 7.13%, 11/13/2019(5)	3,690,000

			21,331,150

		Packaging & Containers - 0.1%
	2,425,000	ARD Finance S.A. (Cash) 7.13%, 09/15/2023(1)(2)	2,400,750

		Pharmaceuticals - 0.4%
	7,000,000	Endo Finance LLC 6.00%, 07/15/2023(1)	6,090,000
	10,000,000	Valeant Pharmaceuticals International, Inc. 6.75%, 08/15/2018(1)	9,760,000

			15,850,000

		Software - 0.0%
	1,665,000	Infor Software Parent LLC (Cash) 7.13%, 05/01/2021(1)(2)	1,685,813

		Total Corporate Bonds (cost $244,616,686)	$231,893,456

SENIOR FLOATING RATE INTERESTS - 87.2%(6)
		Advertising - 0.9%
	37,071,035	Acosta Holdco, Inc. 4.25%, 09/26/2021	$35,625,264

		Aerospace/Defense - 1.3%
	8,097,229	Fly Funding II S.a.r.l. 3.54%, 08/09/2019	8,112,452
		TransDigm, Inc.
	14,785,817	3.75%, 05/14/2022	14,726,083
	27,383,248	3.75%, 06/09/2023	27,263,583

			50,102,118

		Agriculture - 0.1%
	3,853,007	Pinnacle Operating Corp. 4.75%, 11/15/2018	3,236,526

The accompanying notes are an integral part of these financial statements.

85

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 87.2%(6) - (continued)
		Airlines - 0.8%
$	30,000,000	American Airlines, Inc. 3.50%, 04/28/2023	$29,995,800

		Auto Manufacturers - 0.4%
	15,751,934	Jaguar Holding Co. 4.25%, 08/18/2022	15,726,573

		Auto Parts & Equipment - 0.2%
	8,635,016	CS Intermediate Holdco 2 LLC 4.00%, 04/04/2021	8,643,651

		Beverages - 0.5%
	19,898,458	Oak Tea, Inc. 4.25%, 07/02/2022	19,910,994

		Chemicals - 2.3%
	21,427,727	Chemours Co. 3.75%, 05/12/2022	21,149,166
		Ineos U.S. Finance LLC
	14,006,943	3.75%, 05/04/2018	14,028,373
	2,295,032	4.25%, 03/31/2022	2,306,806
	19,171,950	Nexeo Solutions LLC 5.25%, 06/09/2023	19,291,775
	5,558,646	Solenis International L.P. Co. 4.25%, 07/31/2021	5,549,697
	27,923,595	Univar, Inc. 4.25%, 07/01/2022	27,958,500

			90,284,317

		Coal - 0.7%
	9,835,366	Arch Coal, Inc. 10.00%, 06/15/2021	10,040,237
		Ascent Resources - Marcellus LLC
	16,880,000	5.25%, 08/04/2020	9,505,634
	1,835,000	8.50%, 08/04/2021	162,856
	8,982,491	Peabody Energy Corp. 4.25%, 09/24/2020	7,908,006

			27,616,733

		Commercial Services - 4.2%
	11,762,818	Affinion Group, Inc. 6.75%, 04/30/2018	11,446,751
		Brickman Group Ltd. LLC
	33,519,141	4.00%, 12/18/2020	33,444,728
	11,912,388	7.50%, 12/17/2021	11,871,409
	2,898,000	Brock Holdings III, Inc. 10.00%, 03/16/2018	2,728,960
		Capital Automotive L.P.
	4,292,738	4.00%, 04/10/2019	4,327,638
	3,305,000	6.00%, 04/30/2020	3,321,525
	7,411,764	Global Payments, Inc. 3.50%, 04/22/2023	7,458,088
	6,090,658	Innovairre Holdings Co., LLC 5.00%, 08/02/2019(7)(8)	5,298,872
	4,532,225	KAR Auction Services, Inc. 4.38%, 03/09/2023	4,578,952
	11,300,852	ON Assignment, Inc. 3.50%, 06/03/2022	11,353,853
	9,751,475	Russell Investment Group 6.75%, 06/01/2023	9,800,233
	25,385,288	ServiceMaster Co. 4.25%, 07/01/2021	25,401,280
	17,349,483	TransUnion LLC 3.50%, 04/09/2021	17,392,856

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 87.2%(6) - (continued)
		Commercial Services - 4.2% - (continued)
		USAGM Hold Co LLC
$	2,240,894	5.01%, 07/28/2022(9)	$2,249,297
	11,294,106	5.50%, 07/28/2022	11,336,459

			162,010,901

		Construction Materials - 0.2%
	8,663,563	Summit Materials Cos. I, LLC 4.00%, 07/17/2022	8,717,710

		Distribution/Wholesale - 0.7%
	10,911,658	FPC Holdings, Inc. 5.25%, 11/19/2019	9,820,492
		PowerTeam Services LLC
	16,244,445	4.25%, 05/06/2020	16,203,834
	2,665,000	8.25%, 11/06/2020	2,651,675

			28,676,001

		Diversified Financial Services - 2.2%
	8,443,508	Infinity Acquisition LLC 4.25%, 08/06/2021	8,091,667
	10,345,000	RP Crown Parent LLC 4.50%, 10/12/2023	10,337,655
		SAM Finance Lux S.a.r.l.
	25,236,995	4.25%, 12/17/2020	25,386,902
EUR	7,567,080	4.50%, 12/17/2020	8,357,353
$	25,049,828	Silver II U.S. Holdings LLC 4.00%, 12/13/2019	22,993,738
	9,125,000	Telenet International Finance S.a.r.l. 4.36%, 06/30/2024	9,126,916

			84,294,231

		Electric - 5.4%
		Calpine Construction Finance Co., L.P.
	11,437,672	3.09%, 05/03/2020	11,351,889
	32,665,770	3.34%, 01/31/2022	32,482,188
		Calpine Corp.
	7,292,970	3.59%, 05/27/2022	7,301,211
	27,770,400	3.84%, 05/31/2023	27,937,022
	16,650,000	Chief Exploration & Development LLC 7.75%, 05/16/2021	15,911,240
	19,095,000	Dynegy Inc. 5.00%, 06/27/2023	19,142,737
	24,973,967	Energy Future Intermediate Holding Co. LLC 4.25%, 06/30/2017	25,114,571
	10,768,757	ExGen Texas Power LLC 5.75%, 09/16/2021	8,621,790
	20,448,750	NRG Energy, Inc. 3.50%, 06/30/2023	20,474,311
		Pike Corp.
	9,885,677	5.50%, 12/22/2021	9,910,392
	8,625,000	9.50%, 06/22/2022	8,625,000
	20,138,896	Seadrill Partners Finco LLC 4.00%, 02/21/2021	11,189,775
	11,942,424	Texas Competitive Electric Holdings Co. LLC 5.00%, 10/17/2017	12,045,170

			210,107,296

		Electronics - 0.2%
	6,956,175	Ceridian LLC 4.50%, 09/15/2020	6,817,051

The accompanying notes are an integral part of these financial statements.

86

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 87.2%(6) - (continued)
		Electronics - 0.2% - (continued)
$	465,231	Provo Craft & Novelty, Inc. 0.00%, 07/07/2019(1)(7)(8)(10)(11)	$—

			6,817,051

		Energy-Alternate Sources - 0.9%
	3,224,726	EMG Utica LLC 4.75%, 03/27/2020	3,168,294
	32,454,541	MEG Energy Corp. 3.75%, 03/31/2020	30,573,151

			33,741,445

		Entertainment - 1.3%
	3,040,000	AMC Entertainment, Inc. 0.00%, 12/15/2022(11)	3,050,123
	24,047,970	Aristocrat Technologies, Inc. 3.63%, 10/20/2021	24,133,100
	9,548,733	CityCenter Holdings LLC 4.25%, 10/16/2020	9,598,482
	15,946,619	Scientific Games International, Inc. 6.00%, 10/01/2021	16,006,419

			52,788,124

		Environmental Control - 0.3%
	11,715,266	ADS Waste Holdings, Inc. 3.75%, 10/09/2019	11,718,546

		Food - 3.1%
		Albertsons LLC
	33,938,544	4.50%, 08/25/2021	34,178,829
	5,631,735	4.75%, 12/21/2022	5,687,433
GBP	6,300,000	Burtons Foods Ltd. 5.23%, 11/27/2020	7,695,165
		Hostess Brands LLC
$	15,176,700	4.50%, 08/03/2022	15,276,259
	3,865,000	8.50%, 08/03/2023	3,886,760
		JBS USA LLC
	19,389,410	3.75%, 05/25/2018	19,349,080
	6,891,347	3.75%, 09/18/2020	6,877,013
	29,589,025	4.00%, 10/30/2022	29,522,450

			122,472,989

		Food Service - 0.2%
	8,801,555	Hearthside Group Holdings LLC 4.50%, 06/02/2021	8,823,559

		Hand/Machine Tools - 0.1%
	11,248,972	Ameriforge Group, Inc. 5.00%, 12/19/2019	5,877,588

		Healthcare-Products - 1.7%
	29,074,230	Alere, Inc. 4.25%, 06/18/2022	28,948,920
	6,483,161	Immucor, Inc. 5.00%, 08/17/2018	6,327,565
	15,700,000	Revlon Consumer Products Corp. 4.25%, 09/07/2023	15,727,789
	15,884,525	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	15,805,102

			66,809,376

		Healthcare-Services - 7.2%
	17,241,850	Air Medical Group Holdings, Inc. 4.25%, 04/28/2022	17,080,293
	19,592,378	American Renal Holdings, Inc. 4.75%, 09/20/2019	19,347,473

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 87.2%(6) - (continued)
		Healthcare-Services - 7.2% - (continued)
$	7,591,768	CDRH Parent, Inc. 5.25%, 07/01/2021	$5,959,538
	27,364,091	Community Health Systems, Inc. 4.00%, 01/27/2021	25,811,179
	17,758,761	DJO Finance LLC 4.25%, 06/08/2020	17,558,975
		Envision Healthcare Corp.
	15,938,226	4.25%, 05/25/2018	15,952,411
	10,446,063	4.50%, 10/28/2022	10,478,759
	12,065,956	IMS Health, Inc. 3.50%, 03/17/2021	12,126,286
		inVentiv Health, Inc.
	35,045,000	0.00%, 09/28/2023(11)	35,026,076
	20,919,393	8.75%, 05/15/2018	20,914,163
	28,066,916	MPH Acquisition Holdings LLC 5.00%, 06/07/2023	28,356,286
	15,198,858	Opal Acquisition, Inc. 5.00%, 11/27/2020	13,970,335
	11,994,140	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	11,704,242
	12,703,759	Surgery Center Holdings, Inc. 4.75%, 11/03/2020	12,735,519
		U.S. Renal Care, Inc.
	28,797,763	5.25%, 12/31/2022	27,546,788
	5,000,000	9.00%, 12/31/2023	4,775,000

			279,343,323

		Home Furnishings - 0.2%
	9,271,216	Hillman Group, Inc. 4.50%, 06/30/2021	9,288,646

		Household Products/Wares - 0.2%
	6,875,578	Galleria Co. 3.75%, 01/26/2023	6,916,419

		Insurance - 3.3%
		Asurion LLC
	5,700,000	0.00%, 10/27/2023(11)	5,700,000
	6,684,492	5.00%, 05/24/2019	6,685,695
	10,215,000	8.50%, 03/03/2021	10,287,322
	14,995,801	Evertec Group LLC 3.25%, 04/17/2020	14,845,843
	19,244,108	HUB International Ltd. 4.00%, 10/02/2020	19,230,830
		Sedgwick Claims Management Services, Inc.
	32,688,441	3.75%, 03/01/2021	32,433,144
	18,125,000	6.75%, 02/28/2022	17,966,406
	20,507,961	USI, Inc. 4.25%, 12/27/2019	20,503,655

			127,652,895

		Internet - 1.1%
	23,565,151	Lands’ End, Inc. 4.25%, 04/04/2021	17,987,987
	24,183,421	Zayo Group LLC 3.75%, 05/06/2021	24,296,115

			42,284,102

		Leisure Time - 1.1%
		Delta 2 (LUX) S.a.r.l.
	17,549,500	4.75%, 07/30/2021	17,573,894
	17,285,000	7.75%, 07/31/2022	17,400,291

The accompanying notes are an integral part of these financial statements.

87

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 87.2%(6) - (continued)
		Leisure Time - 1.1% - (continued)
$	6,912,500	Lindblad Expeditions, Inc. 5.50%, 05/08/2021	$6,929,781

			41,903,966

		Lodging - 2.2%
	7,414,870	Caesars Entertainment Operating Co. 0.00%, 03/01/2017(10)(11)	8,662,645
	36,243,927	Caesars Entertainment Resort Properties LLC 7.00%, 10/11/2020	36,425,146
	19,441,633	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	19,409,166
	4,690,000	Four Seasons Holdings, Inc. 6.25%, 12/27/2020	4,722,267
	15,157,013	Station Casinos LLC 3.75%, 06/08/2023	15,222,036

			84,441,260

		Machinery-Construction & Mining - 0.9%
	11,093,053	American Rock Salt Holdings LLC 4.75%, 05/20/2021	10,724,210
	7,027,210	Headwaters, Inc. 4.00%, 03/24/2022	7,060,167
	16,191,423	Neff Rental LLC 7.25%, 06/09/2021	15,732,719

			33,517,096

		Machinery-Diversified - 2.1%
	27,526,816	Brand Energy & Infrastructure Services, Inc. 4.75%, 11/26/2020	27,143,367
		Gardner Denver, Inc.
	16,793,830	4.25%, 07/30/2020	16,286,153
EUR	11,461,466	4.75%, 07/30/2020	12,291,942
$	19,363,103	Gates Global, Inc. 4.25%, 07/06/2021	19,074,593
	8,272,219	Paladin Brands Holding, Inc. 7.25%, 08/16/2019	7,320,913

			82,116,968

		Media - 7.4%
		Advantage Sales & Marketing, Inc.
	33,203,026	4.25%, 07/23/2021	32,857,050
	14,080,000	7.50%, 07/25/2022	13,279,271
	18,801,688	AVSC Holding Corp. 4.50%, 01/24/2021	18,813,533
	14,410,000	Camelot UK Holdco Ltd. 4.75%, 10/03/2023	14,421,960
	7,370,000	CBS Radio, Inc. 4.50%, 10/17/2023	7,406,850
	23,875,025	Charter Communications Operating LLC 3.50%, 01/24/2023	24,010,874
	14,253,289	CSC Holdings LLC 3.88%, 10/11/2024	14,297,902
	2,376,656	Dex Media, Inc 11.00%, 07/29/2021	2,309,325
	15,999,722	MGOC, Inc. 4.00%, 07/31/2020	15,996,362
	505,000	Mission Broadcasting, Inc. 0.00%, 09/26/2023(11)	506,894
	5,665,000	Nexstar Broadcasting, Inc. 0.00%, 09/21/2023(11)	5,686,244

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 87.2%(6) - (continued)
		Media - 7.4% - (continued)
$	6,875,550	Numericable Group SA 4.56%, 07/31/2022	$6,878,438
		Numericable U.S. LLC
	18,753,913	0.00%, 01/13/2025(11)	18,665,394
	5,696,375	5.14%, 01/15/2024	5,743,370
	21,291,500	Quebecor Media, Inc. 3.32%, 08/17/2020	21,229,329
	31,560,205	Tribune Media Co. 3.75%, 12/27/2020	31,710,116
	13,200,000	UPC Financing Partnership 4.08%, 08/31/2024	13,260,456
		Virgin Media Investment Holdings Ltd.
	18,663,348	3.50%, 06/30/2023	18,735,762
GBP	18,800,000	4.25%, 06/30/2023	23,039,977

			288,849,107

		Metal Fabricate/Hardware - 0.5%
$	19,647,761	Rexnord LLC 4.00%, 08/21/2020	19,691,968

		Oil & Gas - 3.0%
		California Resources Corp.
	35,959,029	3.53%, 10/01/2019	34,295,924
	10,715,000	11.38%, 12/31/2021	11,505,231
	6,600,000	Chesapeake Energy Corp. 8.50%, 08/23/2021	7,049,658
	8,078,348	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	5,726,983
	4,000,000	EP Energy LLC 9.75%, 06/30/2021	4,090,000
	7,464,446	Fieldwood Energy LLC 3.88%, 10/01/2018	6,876,621
	14,661,966	KCA Deutag US Finance LLC 6.25%, 05/15/2020	12,975,840
	13,441,312	Pinnacle Holding Co. S.a.r.l. 4.75%, 07/30/2019	10,730,603
	21,820,000	Shelf Drilling Holdings Ltd. 10.00%, 10/08/2018	14,946,700
	8,346,128	Western Refining, Inc. 5.25%, 11/12/2020	8,325,263

			116,522,823

		Oil & Gas Services - 1.0%
	21,187,798	Crosby U.S. Acquisition Corp. 4.00%, 11/23/2020	17,526,335
	11,802,268	Drillships Financial Holding, Inc. 6.00%, 03/31/2021	6,019,157
	5,200,510	Pacific Drilling S.A. 4.50%, 06/03/2018	1,462,643
	17,775,012	Paragon Offshore Finance Co. 5.25%, 07/18/2021	6,154,598
		Utex Industries, Inc.
	8,824,270	5.00%, 05/22/2021	7,485,893
	3,000,000	8.25%, 05/22/2022	1,515,000

			40,163,626

		Packaging & Containers - 3.3%
		Berlin Packaging LLC
	1,150,000	0.00%, 10/01/2021(11)	1,154,313
	5,313,000	7.75%, 10/01/2022	5,349,553
	14,770,913	Berry Plastics Group, Inc. 3.75%, 10/01/2022	14,816,260
	20,049,151	Berry Plastics Holding Corp. 3.50%, 02/08/2020	20,071,205

The accompanying notes are an integral part of these financial statements.

88

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 87.2%(6) - (continued)
		Packaging & Containers - 3.3% - (continued)
$	12,725,000	Mauser U.S. Corp. 8.75%, 07/31/2022	$12,597,750
	14,295,788	Mauser U.S. Corp. LLC 4.50%, 07/31/2021	14,286,925
	9,805,850	Owens-Illinois, Inc. 3.50%, 09/01/2022	9,805,850
	39,623,225	Reynolds Group Holdings, Inc. 4.25%, 02/05/2023	39,711,584
	9,716,142	Signode Industrial Group U.S., Inc. 3.75%, 05/01/2021	9,691,852

			127,485,292

		Pharmaceuticals - 3.3%
	39,799,262	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	39,734,788
		Genoa, a QoL Healthcare Company LLC
	5,745,000	0.00%, 10/25/2023(11)	5,745,000
	1,750,000	0.00%, 10/25/2024(11)	1,741,250
	18,181,340	PRA Holdings, Inc. 4.50%, 09/23/2020	18,249,520
		Valeant Pharmaceuticals International, Inc.
	5,564,667	5.25%, 12/11/2019	5,551,757
	20,575,050	5.25%, 08/05/2020	20,489,252
	32,587,008	5.50%, 04/01/2022	32,464,807
	4,452,056	Vizient, Inc. 5.00%, 02/13/2023	4,497,956

			128,474,330

		Pipelines - 0.6%
	9,879,647	Energy Transfer Equity L.P. 4.04%, 12/02/2019	9,881,426
	14,283,002	Philadelphia Energy Solutions LLC 6.25%, 04/04/2018	12,336,943

			22,218,369

		Real Estate - 0.7%
		DTZ U.S. Borrower LLC
	21,207,644	4.25%, 11/04/2021	21,145,718
	5,330,000	9.25%, 11/04/2022	5,334,424

			26,480,142

		Real Estate Investment Trusts - 1.3%
	32,133,525	MGM Growth Properties Operating Partnership L.P. 4.00%, 04/25/2023	32,193,936
	18,708,106	Realogy Corp. 3.75%, 07/20/2022	18,852,345

			51,046,281

		Retail - 5.2%
	7,000,000	84 Lumber Co. 0.00%, 10/04/2023(11)	6,921,250
	17,872,564	Bass Pro Group LLC 4.00%, 06/05/2020	17,857,729
	3,417,250	Coty, Inc. 3.04%, 10/27/2022	3,417,250
	11,551,050	Harbor Freight Tools USA, Inc. 4.14%, 08/19/2023	11,626,825
	13,852,519	HD Supply, Inc. 3.59%, 08/13/2021	13,861,246
	31,589,500	Michaels Stores, Inc. 3.75%, 01/27/2023	31,820,735

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 87.2%(6) - (continued)
		Retail - 5.2% - (continued)
$	12,165,884	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	$11,177,406
		Outerwall, Inc.
	8,515,000	5.25%, 09/27/2023	8,593,082
	5,265,000	9.75%, 09/27/2024	5,225,512
	9,724,169	Party City Holdings, Inc. 4.20%, 08/19/2022	9,749,841
	18,552,452	PetSmart, Inc. 4.00%, 03/11/2022	18,588,815
		Rite Aid Corp.
	19,330,000	4.88%, 06/21/2021	19,386,444
	7,755,000	5.75%, 08/21/2020	7,776,792
	7,500,000	Safway Group Holding LLC 5.75%, 08/19/2023	7,500,000
	20,112,554	Sports Authority, Inc. 6.85%, 11/16/2017	4,089,485
	9,345,372	SuperValu, Inc. 5.50%, 03/21/2019	9,366,119
	16,535,496	US Foods, Inc. 4.00%, 06/27/2023	16,632,890

			203,591,421

		Semiconductors - 1.8%
	35,459,000	Avago Technologies Cayman Ltd. 3.54%, 02/01/2023	35,808,625
	7,352,057	Lattice Semiconductor Corp. 5.51%, 03/10/2021	7,278,537
	17,317,760	NXP B.V. 3.41%, 12/07/2020	17,370,753
	10,875,000	ON Semiconductor Corp. 3.78%, 03/31/2023	10,934,812

			71,392,727

		Software - 8.0%
	38,238,755	CDW LLC 3.00%, 08/04/2023	38,395,916
	28,185,000	Dell, Inc. 4.00%, 09/07/2023	28,377,504
	18,510,638	Epicor Software Corp. 4.75%, 06/01/2022	18,284,993
		First Data Corp.
	55,310,658	3.52%, 03/24/2021	55,531,901
	20,075,000	4.27%, 07/08/2022	20,213,116
	5,618,005	Hyland Software, Inc. 4.75%, 07/01/2022	5,640,478
	15,181,249	Infor U.S., Inc. 3.75%, 06/03/2020	15,132,517
EUR	3,414,501	Infor US, Inc. 4.00%, 06/03/2020	3,756,478
		Kronos, Inc.
$	5,505,000	0.00%, 10/04/2023(11)	5,526,910
	15,272,696	4.50%, 10/30/2019	15,329,968
	3,533,211	9.75%, 04/30/2020	3,574,055
		Magic Newco LLC
EUR	4,205,000	0.00%, 10/03/2023(11)	4,660,769
$	5,360,000	0.00%, 10/03/2023(11)	5,400,200
	22,291,022	6.50%, 12/12/2018	22,435,914
		Peak 10, Inc.
	2,756,550	5.00%, 06/17/2021	2,769,175
	4,310,000	8.25%, 06/17/2022	3,993,948
	10,285,000	Quest Software U.S. Holdings, Inc. 0.00%, 09/23/2022(11)	10,277,286

The accompanying notes are an integral part of these financial statements.

89

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 87.2%(6) - (continued)
		Software - 8.0% - (continued)
$	17,823,582	SS&C Technologies, Inc. 4.00%, 07/08/2022	$17,951,733
	35,291,550	WEX, Inc. 4.25%, 07/01/2023	35,666,699

			312,919,560

		Telecommunications - 4.6%
	10,008,825	CommScope, Inc. 3.25%, 12/29/2022	10,050,562
	14,051,817	Entravision Communications Corp. 3.50%, 05/31/2020	14,010,785
		Level 3 Financing, Inc.
	25,785,000	3.50%, 05/31/2022	25,881,694
	27,045,000	4.00%, 08/01/2019	27,161,023
	16,442,500	4.00%, 01/15/2020	16,516,491
		LTS Buyer LLC
	25,802,313	4.09%, 04/13/2020	25,828,115
	2,078,413	8.00%, 04/12/2021	2,079,722
	8,685,219	Salem Communications Corp. 4.50%, 03/13/2020	8,511,515
	41,339,156	Univision Communications, Inc. 4.00%, 03/01/2020	41,393,668
	8,064,328	XO Communications LLC 4.25%, 03/17/2021	8,069,408

			179,502,983

		Transportation - 0.3%
		Kenan Advantage Group, Inc.
	683,426	1.50%, 01/31/2017(9)	680,008
	12,704,523	4.00%, 07/31/2022	12,641,001

			13,321,009

		Trucking & Leasing - 0.2%
	6,705,168	Consolidated Container Co. LLC 5.00%, 07/03/2019	6,660,444

		Total Senior Floating Rate Interests (cost $3,493,438,825)	$3,399,781,550

COMMON STOCKS - 2.1%
		Energy - 1.5%
	703,905	Arch Coal, Inc.*	$51,652,549
	418,220,006	KCA Deutag*(7)(8)	3,945,487
	389,285	Templar Energy LLC Class A(7)(8)	3,892,849

			59,490,885

		Food & Staples Retailing - 0.0%
	5,846,778	PC Holdings(1)(7)(8)	6

		Media - 0.1%
	494,501	Dex Media, Inc.(7)(8)	1,013,727
	15,581	F & W Publications, Inc.	1,168,537
	138,305	MPM Holdings, Inc.*(7)	1,428,691

			3,610,955

Shares or Principal Amount			Market Value†
COMMON STOCKS - 2.1% - (continued)
		Utilities - 0.5%
$	1,167,128	TCEH Corp.	$17,740,346
	70,000,000	TCEH Corp.*(7)(8)	—

			17,740,346

		Total Common Stocks (cost $79,444,147)	$80,842,192

		Total Long-Term Investments (cost $3,817,499,658)	$3,712,517,198

SHORT-TERM INVESTMENTS - 7.3%
		Other Investment Pools & Funds - 7.3%
	285,034,601	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class	$285,034,601

		Total Short-Term Investments (cost $285,034,601)	$285,034,601

Total Investments (cost $4,102,534,259)^	102.5%	$3,997,551,799
Other Assets and Liabilities	(2.5)%	(98,037,030)

Total Net Assets	100.0%	$3,899,514,769

The accompanying notes are an integral part of these financial statements.

90

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $4,105,098,734 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$35,573,405
Unrealized Depreciation	(143,120,340)

Net Unrealized Depreciation	$(107,546,935)

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $107,202,705, which represents 2.7% of total net assets.

(2)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $39,908,272, which represents 1.0% of total net assets.

(6)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2016.

(7)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of these securities was $15,579,632, which represents 0.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(8)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis
10/2016	494,501	Dex Media, Inc.	$801,692
08/2016	6,090,658	Innovairre Holdings Co., LLC	5,355,770
03/2011	418,220,006	KCA Deutag	5,667,718
10/2016	5,846,778	PC Holdings	—
09/2013	465,231	Provo Craft & Novelty, Inc.	58,056
10/2016	70,000,000	TCEH Corp.	—
09/2016	389,285	Templar Energy LLC Class A	3,333,177

			$15,216,413

At October 31, 2016, the aggregate value of these securities was $14,150,941, which represents 0.4% of total net assets.

(9)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2016, the aggregate value of the unfunded commitment was $2,929,305, which rounds to zero percent of total net assets.

The accompanying notes are an integral part of these financial statements.

91

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2016

(10)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(11)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	11/30/16	CBK	$53,322,731	$53,761,023	$(438,292)
GBP	Buy	11/30/16	HSBC	2,318,269	2,331,850	13,581
GBP	Sell	11/30/16	CBK	40,132,339	40,401,981	(269,642)

Total						$(694,353)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBK	Citibank NA
HSBC	HSBC Bank USA

Currency Abbreviations:
EUR	Euro
GBP	British Pound

The accompanying notes are an integral part of these financial statements.

92

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Corporate Bonds	$231,893,456	$—	$231,893,456	$—
Senior Floating Rate Interests	3,399,781,550	—	3,394,482,678	5,298,872
Common Stocks
Energy	59,490,885	51,652,549	—	7,838,336
Food & Staples Retailing	6	—	—	6
Media	3,610,955	—	1,168,537	2,442,418
Utilities	17,740,346	17,740,346	—	—
Short-Term Investments	285,034,601	285,034,601	—	—
Foreign Currency Contracts(2)	13,581	—	13,581	—

Total	$3,997,565,380	$354,427,496	$3,627,558,252	$15,579,632

Liabilities
Foreign Currency Contracts(2)	$(707,934)	$—	$(707,934)	$—

Total	$(707,934)	$—	$(707,934)	$—

(1)	For the year ended October 31, 2016, investments valued at $1,558,050 were transferred from Level 1 to Level 2 due to an investment with no observable trading but a bid or mean price is used and there were no transfers from Level 2 to Level 1.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Common Stocks	Senior Floating Rate Interests	Total
Beginning balance	$4,851,861	$—	$4,851,861
Purchases	4,134,869	5,356,592	9,491,461
Sales	—	(15,265)	(15,265)
Accrued discounts/(premiums)	—	56,989	56,989
Total realized gain/(loss)	—	1,893	1,893
Net change in unrealized appreciation/depreciation	1,294,030	(101,337)	1,192,693
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—

Ending balance	$10,280,760	$5,298,872	$15,579,632

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $1,192,693.

(1)	For the year ended October 31, 2016, there were no transfers into or out of Level 3.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

93

The Hartford Floating Rate High Income Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 9.8%
		Auto Parts & Equipment - 0.3%
$	1,000,000	Titan International, Inc. 6.88%, 10/01/2020	$960,000

		Biotechnology - 0.3%
	1,250,000	Sterigenics-Nordion Topco LLC (Cash) 8.13%, 11/01/2021(1)(2)	1,225,000

		Chemicals - 0.8%
	1,440,000	Hexion, Inc. 6.63%, 04/15/2020	1,260,000
	1,990,000	Momentive Performance Materials, Inc. 3.88%, 10/24/2021	1,771,100

			3,031,100

		Commercial Banks - 5.2%
	425,000	Access Bank plc 9.25%, 06/24/2021(1)(3)	387,855
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	400,000	7.00%, 02/19/2019(3)(4)(5)	424,307
$	1,000,000	9.00%, 05/09/2018(3)(4)(5)	1,038,750
	1,000,000	Banco de Bogota S.A. 6.25%, 05/12/2026	1,032,500
	1,000,000	Banco do Brasil S.A. 9.00%, 06/18/2024(3)(4)(5)	926,000
EUR	500,000	Banco Santander S.A. 6.25%, 03/12/2019(3)(4)(5)	510,151
	1,500,000	Bank of Ireland 7.38%, 06/18/2020(3)(4)(5)	1,597,358
$	2,000,000	Barclays plc 8.25%, 12/15/2018(3)(4)	2,025,000
	1,085,000	Credit Agricole S.A. 7.88%, 01/23/2024(1)(3)(4)	1,099,409
	1,000,000	Credit Suisse Group AG 7.50%, 12/11/2023(1)(3)(4)	1,035,000
	1,250,000	ING Groep N.V. 6.50%, 04/16/2025(3)(4)	1,237,500
	1,400,000	Intesa Sanpaolo S.p.A. 7.70%, 09/17/2025(1)(3)(4)	1,279,250
	500,000	Lloyds Banking Group plc 7.50%, 06/27/2024(3)(4)	515,000
	1,450,000	Royal Bank of Scotland Group plc 8.63%, 08/15/2021(3)(4)	1,442,750
	1,720,000	Societe Generale S.A. 6.00%, 01/27/2020(1)(3)(4)	1,580,164
		Turkiye Is Bankasi
	861,000	5.50%, 04/21/2022(1)	858,215
	600,000	6.00%, 10/24/2022(5)	594,498
	1,500,000	UBS Group AG 7.13%, 02/19/2020(3)(4)(5)	1,535,625

			19,119,332

		Electric - 0.2%
	1,000,000	GenOn Energy, Inc. 7.88%, 06/15/2017	820,000

		Food - 0.4%
GBP	1,165,000	Iceland Bondco plc 4.65%, 07/15/2020(1)(3)	1,340,403

		Healthcare-Services - 0.4%
$	1,550,000	Community Health Systems, Inc. 7.13%, 07/15/2020	1,251,625

		Lodging - 0.5%
	2,005,000	Chester Downs & Marina LLC / Chester Downs Finance Corp. 9.25%, 02/01/2020(1)	1,964,900

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 9.8% - (continued)
		Machinery - Construction & Mining - 0.1%
$	500,000	BlueLine Rental Finance Corp. 7.00%, 02/01/2019(1)	$436,250

		Machinery-Diversified - 0.1%
	375,000	Cloud Crane LLC 10.13%, 08/01/2024(1)	390,938

		Oil & Gas - 0.9%
	685,000	KCA Deutag UK Finance plc 7.25%, 05/15/2021(1)	589,100
	1,400,000	Permian Resources LLC / AEPB Finance Corp. 7.38%, 08/01/2019(1)(3)	1,025,500
	955,000	Shelf Drilling Holdings Ltd. 8.63%, 11/01/2018(1)	764,000
	1,000,000	Zhaikmunai LLP 7.13%, 11/13/2019(5)	922,500

			3,301,100

		Packaging & Containers - 0.1%
	345,000	ARD Finance S.A. (Cash) 7.13%, 09/15/2023(1)(2)	341,550

		Pharmaceuticals - 0.5%
	1,500,000	Endo Finance LLC 6.00%, 07/15/2023(1)	1,305,000
	500,000	Valeant Pharmaceuticals International, Inc. 6.75%, 08/15/2018(1)	488,000

			1,793,000

		Total Corporate Bonds (cost $37,158,345)	$35,975,198

SENIOR FLOATING RATE INTERESTS - 77.7%(6)
		Advertising - 0.8%
	2,996,818	Acosta Holdco, Inc. 4.25%, 09/26/2021	$2,879,942

		Aerospace/Defense - 1.1%
	4,136,363	TransDigm, Inc. 3.75%, 06/09/2023	4,118,287

		Agriculture - 0.1%
	307,887	Pinnacle Operating Corp. 4.75%, 11/15/2018	258,625

		Auto Manufacturers - 0.5%
	1,771,853	Jaguar Holding Co. 4.25%, 08/18/2022	1,769,001

		Beverages - 0.6%
	2,391,918	Oak Tea, Inc. 4.25%, 07/02/2022	2,393,425

		Chemicals - 2.1%
	2,101,190	Chemours Co. 3.75%, 05/12/2022	2,073,874
	1,798,813	Ineos U.S. Finance LLC 4.25%, 03/31/2022	1,808,040
	857,850	Nexeo Solutions LLC 5.25%, 06/09/2023	863,212
	709,853	Solenis International L.P. Co. 4.25%, 07/31/2021	708,710
	2,241,813	Univar, Inc. 4.25%, 07/01/2022	2,244,616

			7,698,452

The accompanying notes are an integral part of these financial statements.

94

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 77.7%(6) - (continued)
		Coal - 0.6%
$	489,807	Arch Coal, Inc. 10.00%, 06/15/2021	$500,010
		Ascent Resources - Marcellus LLC
	1,560,000	5.25%, 08/04/2020	878,483
	430,000	8.50%, 08/04/2021	38,162
	811,149	Peabody Energy Corp. 4.25%, 09/24/2020	714,120

			2,130,775

		Commercial Services - 4.3%
	1,024,724	Affinion Group, Inc. 6.75%, 04/30/2018	997,190
		Brickman Group Ltd. LLC
	3,420,230	4.00%, 12/18/2020	3,412,637
	3,587,411	7.50%, 12/17/2021	3,575,070
	402,000	Brock Holdings III, Inc. 10.00%, 03/16/2018	378,551
		Global Payments, Inc.
	500,000	0.00%, 10/19/2022(7)	501,875
	1,012,111	3.50%, 04/22/2023	1,018,436
	502,475	KAR Auction Services, Inc. 4.38%, 03/09/2023	507,655
	877,488	Russell Investment Group 6.75%, 06/01/2023	881,875
	1,338,553	ServiceMaster Co. 4.25%, 07/01/2021	1,339,396
	1,458,737	TransUnion LLC 3.50%, 04/09/2021	1,462,384
		USAGM Hold Co LLC
	242,550	5.01%, 07/28/2022(8)	243,460
	1,222,450	5.50%, 07/28/2022	1,227,034

			15,545,563

		Distribution/Wholesale - 0.3%
		PowerTeam Services LLC
	435,241	4.25%, 05/06/2020	434,152
	665,000	8.25%, 11/06/2020	661,675

			1,095,827

		Diversified Financial Services - 1.3%
	1,406,435	Infinity Acquisition LLC 4.25%, 08/06/2021	1,347,828
	1,170,000	RP Crown Parent LLC 4.50%, 10/12/2023	1,169,169
	2,053,849	Silver II U.S. Holdings LLC 4.00%, 12/13/2019	1,885,270
	480,000	Telenet International Finance S.a.r.l. 4.36%, 06/30/2024	480,101

			4,882,368

		Electric - 4.1%
		Calpine Corp.
	1,221,938	3.84%, 05/31/2023	1,229,269
	1,094,225	4.00%, 01/15/2023	1,098,919
	1,115,000	Chief Exploration & Development LLC 7.75%, 05/16/2021	1,065,527
	1,405,000	Dynegy Inc. 5.00%, 06/27/2023	1,408,513
	1,464,125	ExGen Texas Power LLC 5.75%, 09/16/2021	1,172,223
	2,493,750	NRG Energy, Inc. 3.50%, 06/30/2023	2,496,867

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 77.7%(6) - (continued)
		Electric - 4.1% - (continued)
		Pike Corp.
$	1,924,645	5.50%, 12/22/2021	$1,929,457
	2,375,000	9.50%, 06/22/2022	2,375,000
	1,013,370	Seadrill Partners Finco LLC 4.00%, 02/21/2021	563,059
	1,522,577	Texas Competitive Electric Holdings Co. LLC 5.00%, 10/17/2017	1,535,675

			14,874,509

		Electronics - 0.1%
	491,090	Ceridian LLC 4.50%, 09/15/2020	481,269

		Energy-Alternate Sources - 1.0%
	359,423	EMG Utica LLC 4.75%, 03/27/2020	353,133
	3,354,956	MEG Energy Corp. 3.75%, 03/31/2020	3,160,469

			3,513,602

		Entertainment - 1.0%
	280,000	AMC Entertainment, Inc. 0.00%, 12/15/2022(7)	280,932
	2,123,713	Aristocrat Technologies, Inc. 3.63%, 10/20/2021	2,131,231
	1,228,088	Scientific Games International, Inc. 6.00%, 10/01/2021	1,232,694

			3,644,857

		Food - 3.8%
		Albertsons LLC
	2,732,747	4.50%, 08/25/2021	2,752,095
	1,746,236	4.75%, 12/21/2022	1,763,506
GBP	1,500,000	Burtons Foods Ltd. 5.23%, 11/27/2020	1,832,182
		Hostess Brands LLC
$	2,033,209	4.50%, 08/03/2022	2,046,547
	2,575,000	8.50%, 08/03/2023	2,589,497
	3,070,825	JBS USA LLC 4.00%, 10/30/2022	3,063,916

			14,047,743

		Food Service - 0.5%
	1,964,775	Hearthside Group Holdings LLC 4.50%, 06/02/2021	1,969,687

		Hand/Machine Tools - 0.3%
	2,231,351	Ameriforge Group, Inc. 5.00%, 12/19/2019	1,165,881

		Healthcare-Products - 2.0%
	2,984,887	Alere, Inc. 4.25%, 06/18/2022	2,972,022
	1,449,210	Immucor, Inc. 5.00%, 08/17/2018	1,414,429
	2,000,000	Revlon Consumer Products Corp. 4.25%, 09/07/2023	2,003,540
	994,925	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	989,950

			7,379,941

		Healthcare-Services - 8.4%
	2,444,063	Air Medical Group Holdings, Inc. 4.25%, 04/28/2022	2,421,161

The accompanying notes are an integral part of these financial statements.

95

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 77.7%(6) - (continued)
		Healthcare-Services - 8.4% - (continued)
$	1,030,431	American Renal Holdings, Inc. 4.75%, 09/20/2019	$1,017,551
	1,104,158	CDRH Parent, Inc. 5.25%, 07/01/2021	866,764
		Community Health Systems, Inc.
	3,411,390	4.00%, 01/27/2021	3,217,794
	4,000,000	4.08%, 12/31/2018	3,900,000
	1,285,391	DJO Finance LLC 4.25%, 06/08/2020	1,270,930
		inVentiv Health, Inc.
	5,020,000	0.00%, 09/28/2023(7)	5,017,289
	3,073,811	8.75%, 05/15/2018	3,073,043
	2,315,389	MPH Acquisition Holdings LLC 5.00%, 06/07/2023	2,339,261
	1,434,034	Opal Acquisition, Inc. 5.00%, 11/27/2020	1,318,121
	797,708	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	778,427
	977,590	Surgery Center Holdings, Inc. 4.75%, 11/03/2020	980,034
		U.S. Renal Care, Inc.
	2,232,300	5.25%, 12/31/2022	2,135,329
	2,500,000	9.00%, 12/31/2023	2,387,500

			30,723,204

		Home Furnishings - 0.3%
	974,747	Hillman Group, Inc. 4.50%, 06/30/2021	976,579

		Insurance - 2.9%
	1,430,000	Asurion LLC 8.50%, 03/03/2021	1,440,124
	1,981,918	Evertec Group LLC 3.25%, 04/17/2020	1,962,099
	1,733,660	HUB International Ltd. 4.00%, 10/02/2020	1,732,464
		Sedgwick Claims Management Services, Inc.
	3,000,000	0.00%, 03/01/2021(7)	2,992,810
	2,500,000	6.75%, 02/28/2022	2,478,125

			10,605,622

		Internet - 1.0%
	1,486,836	Lands’ End, Inc. 4.25%, 04/04/2021	1,134,947
	2,654,377	Zayo Group LLC 3.75%, 05/06/2021	2,666,746

			3,801,693

		Leisure Time - 0.9%
		Delta 2 (LUX) S.a.r.l.
	917,063	4.75%, 07/30/2021	918,337
	1,405,000	7.75%, 07/31/2022	1,414,371
	987,500	Lindblad Expeditions, Inc. 5.50%, 05/08/2021	989,969

			3,322,677

		Lodging - 2.8%
	5,051,280	Caesars Entertainment Resort Properties LLC 7.00%, 10/11/2020	5,076,536
	2,952,209	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	2,947,278
	2,124,675	Station Casinos LLC 3.75%, 06/08/2023	2,133,790

			10,157,604

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 77.7%(6) - (continued)
		Machinery-Construction & Mining - 1.0%
$	569,381	American Rock Salt Holdings LLC 4.75%, 05/20/2021	$550,449
	528,662	Headwaters, Inc. 4.00%, 03/24/2022	531,141
	2,680,400	Neff Rental LLC 7.25%, 06/09/2021	2,604,464

			3,686,054

		Machinery-Diversified - 2.5%
	2,202,682	Brand Energy & Infrastructure Services, Inc. 4.75%, 11/26/2020	2,171,999
	2,999,133	Gardner Denver, Inc. 4.25%, 07/30/2020	2,908,470
	3,496,564	Gates Global, Inc. 4.25%, 07/06/2021	3,444,465
	904,097	Paladin Brands Holding, Inc. 7.25%, 08/16/2019	800,126

			9,325,060

		Media - 6.3%
		Advantage Sales & Marketing, Inc.
	3,692,256	4.25%, 07/23/2021	3,653,782
	1,545,000	7.50%, 07/25/2022	1,457,136
	1,760,515	AVSC Holding Corp. 4.50%, 01/24/2021	1,761,624
	1,665,000	Camelot UK Holdco Ltd. 4.75%, 10/03/2023	1,666,382
	825,000	CBS Radio, Inc. 4.50%, 10/17/2023	829,125
	2,985,000	Charter Communications Operating LLC 3.50%, 01/24/2023	3,001,985
	1,536,184	CSC Holdings LLC 3.88%, 10/11/2024	1,540,992
	40,818	Mission Broadcasting, Inc. 0.00%, 09/26/2023(7)	40,971
	450,000	Nexstar Broadcasting, Inc. 0.00%, 09/21/2023(7)	451,688
		Numericable U.S. LLC
	2,371,000	0.00%, 01/13/2025(7)	2,359,809
	1,034,800	5.14%, 01/15/2024	1,043,337
	4,018,356	Tribune Media Co. 3.75%, 12/27/2020	4,037,444
	1,005,000	UPC Financing Partnership 4.08%, 08/31/2024	1,009,603

			22,853,878

		Oil & Gas - 2.4%
		California Resources Corp.
	2,427,627	3.53%, 10/01/2019	2,315,350
	715,000	11.38%, 12/31/2021	767,731
	625,000	Chesapeake Energy Corp. 8.50%, 08/23/2021	667,581
	499,321	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	353,983
	500,000	EP Energy LLC 9.75%, 06/30/2021	511,250
	1,048,377	KCA Deutag US Finance LLC 6.25%, 05/15/2020	927,813
	960,094	Pinnacle Holding Co. S.a.r.l. 4.75%, 07/30/2019	766,472
	3,435,000	Shelf Drilling Holdings Ltd. 10.00%, 10/08/2018	2,352,975

			8,663,155

The accompanying notes are an integral part of these financial statements.

96

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 77.7%(6) - (continued)
		Oil & Gas Services - 1.3%
$	2,768,648	Crosby U.S. Acquisition Corp. 4.00%, 11/23/2020	$2,290,198
	485,807	Drillships Financial Holding, Inc. 6.00%, 03/31/2021	247,761
	503,969	Pacific Drilling S.A. 4.50%, 06/03/2018	141,741
	2,974,900	Paragon Offshore Finance Co. 5.25%, 07/18/2021	1,030,059
		Utex Industries, Inc.
	774,557	5.00%, 05/22/2021	657,080
	750,000	8.25%, 05/22/2022	378,750

			4,745,589

		Packaging & Containers - 3.0%
		Berlin Packaging LLC
	285,000	0.00%, 10/01/2021(7)	286,069
	1,976,143	7.75%, 10/01/2022	1,989,739
	1,641,213	Berry Plastics Group, Inc. 3.75%, 10/01/2022	1,646,251
	2,570,000	Mauser U.S. Corp. 8.75%, 07/31/2022	2,544,300
	1,988,659	Mauser U.S. Corp. LLC 4.50%, 07/31/2021	1,987,426
	2,420,000	Reynolds Group Holdings, Inc. 4.25%, 02/05/2023	2,425,396

			10,879,181

		Pharmaceuticals - 3.5%
	2,910,139	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	2,905,425
		Genoa, a QoL Healthcare Company LLC
	1,435,000	0.00%, 10/25/2023(7)	1,435,000
	750,000	0.00%, 10/25/2024(7)	746,250
	866,180	PRA Holdings, Inc. 4.50%, 09/23/2020	869,428
		Valeant Pharmaceuticals International, Inc.
	969,803	5.25%, 08/05/2020	965,759
	4,685,194	5.50%, 04/01/2022	4,667,625
	1,157,007	Vizient, Inc. 5.00%, 02/13/2023	1,168,935

			12,758,422

		Real Estate - 0.6%
		DTZ U.S. Borrower LLC
	991,231	4.25%, 11/04/2021	988,336
	1,125,000	9.25%, 11/04/2022	1,125,934

			2,114,270

		REITS - 0.9%
	3,313,350	MGM Growth Properties Operating Partnership L.P. 4.00%, 04/25/2023	3,319,579

		Retail - 2.7%
	1,000,000	84 Lumber Co. 0.00%, 10/04/2023(7)	988,750
	1,542,672	Bass Pro Group LLC 4.00%, 06/05/2020	1,541,392
	872,813	Harbor Freight Tools USA, Inc. 4.14%, 08/19/2023	878,538
	964,104	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	885,770

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 77.7%(6) - (continued)
		Retail - 2.7% - (continued)
		Outerwall, Inc.
$	680,000	5.25%, 09/27/2023	$686,236
	1,050,000	9.75%, 09/27/2024	1,042,125
	975,000	Party City Holdings, Inc. 0.00%, 08/19/2022(7)	977,574
	1,408,619	PetSmart, Inc. 4.00%, 03/11/2022	1,411,380
	3,103,983	Sports Authority, Inc. 6.85%, 11/16/2017	631,133
	732,490	SuperValu, Inc. 5.50%, 03/21/2019	734,116

			9,777,014

		Semiconductors - 1.8%
	2,457,687	Avago Technologies Cayman Ltd. 3.54%, 02/01/2023	2,481,919
	1,838,014	Lattice Semiconductor Corp. 5.51%, 03/10/2021	1,819,634
	1,615,598	NXP B.V. 3.41%, 12/07/2020	1,620,542
	650,000	ON Semiconductor Corp. 3.78%, 03/31/2023	653,575

			6,575,670

		Software - 8.5%
	1,979,659	CDW LLC 3.00%, 08/04/2023	1,987,795
	1,970,000	Dell, Inc. 4.00%, 09/07/2023	1,983,455
	12,000,000	First Data Corp. 3.47%, 03/24/2021	12,048,000
	395,741	Hyland Software, Inc. 4.75%, 07/01/2022	397,324
		Kronos, Inc.
	495,000	0.00%, 10/04/2023(7)	496,970
	1,846,521	4.50%, 10/30/2019	1,853,445
	756,476	9.75%, 04/30/2020	765,221
		Magic Newco LLC
EUR	375,000	0.00%, 10/03/2023(7)	415,645
$	475,000	0.00%, 10/03/2023(7)	478,563
	1,751,823	6.50%, 12/12/2018	1,763,210
		Peak 10, Inc.
	689,138	5.00%, 06/17/2021	692,294
	1,845,000	8.25%, 06/17/2022	1,709,706
	1,770,000	Quest Software U.S. Holdings, Inc. 0.00%, 09/23/2022(7)	1,768,673
	1,606,005	SS&C Technologies, Inc. 4.00%, 07/08/2022	1,617,552
	2,897,738	WEX, Inc. 4.25%, 07/01/2023	2,928,540

			30,906,393

		Telecommunications - 1.7%
	1,004,825	CommScope, Inc. 3.25%, 12/29/2022	1,009,015
	1,270,000	Level 3 Financing, Inc. 3.50%, 05/31/2022	1,274,763
		LTS Buyer LLC
	1,680,390	4.09%, 04/13/2020	1,682,070
	1,319,413	8.00%, 04/12/2021	1,320,244
	971,590	Salem Communications Corp. 4.50%, 03/13/2020	952,158

			6,238,250

The accompanying notes are an integral part of these financial statements.

97

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 77.7%(6) - (continued)
		Transportation - 0.7%
		Kenan Advantage Group, Inc.
$	125,606	1.50%, 01/31/2017(8)	$124,978
	2,353,653	4.00%, 07/31/2022	2,341,884

			2,466,862

		Total Senior Floating Rate Interests (cost $293,698,264)	$283,746,510

COMMON STOCKS - 1.4%
		Energy - 0.9%
	35,039	Arch Coal, Inc.*	$2,571,162
	78,609	Templar Energy LLC Class A(9)(10)	786,091

			3,357,253

		Media - 0.2%
	69,152	MPM Holdings, Inc.*(10)	714,340

		Utilities - 0.3%
	75,030	TCEH Corp.	1,140,456
	4,500,000	TCEH Corp.*(9)(10)	—

			1,140,456

		Total Common Stocks (cost $6,682,526)	$5,212,049

EXCHANGE TRADED FUNDS - 2.9%
		Other Investment Pools & Funds - 2.9%
	119,200	Alerian MLP ETF	1,457,816
	50,900	iShares U.S. Preferred Stock ETF	1,982,555
	161,800	PowerShares Senior Loan Portfolio	3,750,524
	47,600	SPDR Blackstone / GSO Senior Loan ETF	2,251,956
	21,900	SPDR Wells Fargo Preferred Stock ETF	985,610

		Total Exchange Traded Funds (cost $10,509,530)	$10,428,461

		Total Long-Term Investments (cost $348,048,665)	$335,362,218

SHORT-TERM INVESTMENTS - 14.6%
		Other Investment Pools & Funds - 14.6%
	53,257,630	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class	$53,257,630

		Total Short-Term Investments (cost $53,257,630)	$53,257,630

Total Investments (cost $401,306,295)^	106.4%	$388,619,848
Other Assets and Liabilities	(6.4)%	(23,440,127)

Total Net Assets	100.0%	$365,179,721

The accompanying notes are an integral part of these financial statements.

98

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $401,500,782 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,776,836
Unrealized Depreciation	(15,657,770)

Net Unrealized Depreciation	$(12,880,934)

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $16,110,534, which represents 4.4% of total net assets.

(2)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $7,549,189, which represents 2.1% of total net assets.

(6)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2016.

(7)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(8)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2016, the aggregate value of the unfunded commitment was $368,438, which rounds to zero percent of total net assets.

(9)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
10/2016	78,609	Templar Energy LLC Class A	$673,075
10/2016	4,500,000	TCEH Corp.	—

At October 31, 2016, the aggregate value of these securities was $786,091, which represents 0.2% of total net assets.

(10)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of these securities was $1,500,431, which represents 0.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

The accompanying notes are an integral part of these financial statements.

99

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	11/30/16	CBK	$3,044,677	$3,069,703	$(25,026)
GBP	Buy	11/30/16	HSBC	1,159,134	1,165,924	6,790
GBP	Sell	11/30/16	CBK	3,909,950	3,936,220	(26,270)

Total						$(44,506)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBK	Citibank NA
HSBC	HSBC Bank USA

Currency Abbreviations:
EUR	Euro
GBP	British Pound

Other Abbreviations:
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of these financial statements.

100

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Corporate Bonds	$35,975,198	$—	$35,975,198	$—
Senior Floating Rate Interests	283,746,510	—	283,746,510	—
Common Stocks
Energy	3,357,253	2,571,162	—	786,091
Media	714,340	—	—	714,340
Utilities	1,140,456	1,140,456	—	—
Exchange Traded Funds	10,428,461	10,428,461	—	—
Short-Term Investments	53,257,630	53,257,630	—	—
Foreign Currency Contracts(2)	6,790	—	6,790	—

Total	$388,626,638	$67,397,709	$319,728,498	$1,500,431

Liabilities
Foreign Currency Contracts(2)	$(51,296)	$—	$(51,296)	$—

Total	$(51,296)	$—	$(51,296)	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Common Stocks	Total
Beginning balance	$1,455,650	$1,455,650
Purchases	673,075	673,075
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	(628,294)	(628,294)
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$1,500,431	$1,500,431

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016: was $(628,294).

(1)	For the year ended October 31, 2016, there were no transfers into or out of Level 3.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

101

The Hartford High Yield Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
		Asset-Backed - Finance & Insurance - 0.0%
$	920,000	Soundview NIM Trust 8.25%, 12/25/2036(1)(2)(3)	$—

		Total Asset & Commercial Mortgage Backed Securities (cost $915,920)	$—

CORPORATE BONDS - 89.3%
		Chemicals - 0.7%
		Chemours Co.
	1,660,000	6.63%, 05/15/2023	$1,610,200
	290,000	7.00%, 05/15/2025	282,025
	365,000	Platform Specialty Products Corp. 6.50%, 02/01/2022(1)	354,050
	330,000	Versum Materials, Inc. 5.50%, 09/30/2024(1)	337,425

			2,583,700

		Commercial Banks - 5.1%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	1,600,000	7.00%, 02/19/2019(4)(5)(6)	1,697,227
$	1,600,000	9.00%, 05/09/2018(4)(5)(6)	1,662,000
	1,625,000	Barclays plc 8.25%, 12/15/2018(4)(6)	1,645,313
	1,050,000	BNP Paribas S.A. 7.63%, 03/30/2021(1)(4)(6)	1,097,250
	1,699,000	CIT Group, Inc. 5.50%, 02/15/2019(1)	1,788,197
	945,000	Credit Agricole S.A. 7.88%, 01/23/2024(1)(4)(6)	957,550
	1,855,000	Credit Suisse Group AG 6.25%, 12/18/2024(4)(5)(6)	1,790,075
	775,000	HBOS Capital Funding L.P. 6.85%, 12/23/2016(4)(5)	782,750
	725,000	Intesa Sanpaolo S.p.A. 7.70%, 09/17/2025(1)(4)(6)	662,469
	1,610,000	Radian Group, Inc. 7.00%, 03/15/2021	1,804,713
		Royal Bank of Scotland Group plc
	1,605,000	6.99%, 10/05/2017(1)(4)(6)	1,793,587
	1,200,000	7.64%, 09/30/2017(4)(6)	1,164,000
	405,000	8.63%, 08/15/2021(4)(6)	402,975
	1,130,000	Societe Generale S.A. 8.25%, 11/29/2018(4)(5)(6)	1,162,488

			18,410,594

		Commercial Services - 1.4%
	1,040,000	APX Group, Inc. 7.88%, 12/01/2022	1,094,610
	1,210,000	Hertz Corp. 5.50%, 10/15/2024(1)	1,174,789
	2,815,000	Quad/Graphics, Inc. 7.00%, 05/01/2022	2,702,400

			4,971,799

		Construction Materials - 2.7%
	630,000	BMC East LLC 5.50%, 10/01/2024(1)	639,450
	1,215,000	Builders FirstSource, Inc. 5.63%, 09/01/2024(1)	1,227,150
	1,650,000	Cemex Finance LLC 6.00%, 04/01/2024(1)	1,707,750

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 89.3% - (continued)
		Construction Materials - 2.7% - (continued)
$	940,000	Cemex S.A.B. de C.V. 6.13%, 05/05/2025(1)	$972,900
	1,705,000	Ply Gem Industries, Inc. 6.50%, 02/01/2022	1,779,338
	3,460,000	Standard Industries, Inc. 5.38%, 11/15/2024(1)	3,576,775

			9,903,363

		Distribution/Wholesale - 0.4%
		American Builders & Contractors Supply Co., Inc.
	870,000	5.63%, 04/15/2021(1)	898,275
	420,000	5.75%, 12/15/2023(1)	437,850

			1,336,125

		Diversified Financial Services - 3.5%
		AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust
	1,670,000	4.50%, 05/15/2021	1,735,965
	515,000	4.63%, 10/30/2020	542,038
	710,000	FBM Finance, Inc. 8.25%, 08/15/2021(1)	741,950
		International Lease Finance Corp.
	1,340,000	5.88%, 04/01/2019	1,440,071
	1,285,000	5.88%, 08/15/2022	1,415,145
		Nationstar Mortgage LLC / Nationstar Capital Corp.
	1,905,000	6.50%, 08/01/2018	1,927,622
	1,070,000	6.50%, 07/01/2021	1,061,975
	171,000	7.88%, 10/01/2020	174,420
	275,000	OneMain Financial Holdings LLC 6.75%, 12/15/2019(1)	284,625
		Springleaf Finance Corp.
	525,000	5.25%, 12/15/2019	526,969
	705,000	7.75%, 10/01/2021	734,539
	1,840,000	8.25%, 12/15/2020	1,996,400

			12,581,719

		Electric - 0.0%
	1,460,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020(2)(7)	—

		Entertainment - 1.2%
		GLP Capital L.P. / GLP Financing II, Inc.
	75,000	4.38%, 04/15/2021	78,938
	1,280,000	5.38%, 04/15/2026	1,360,000
	1,570,000	Pinnacle Entertainment, Inc. 5.63%, 05/01/2024(1)	1,581,775
	885,000	Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 6.13%, 08/15/2021(1)	913,762
	350,000	WMG Acquisition Corp. 5.00%, 08/01/2023(1)	354,375

			4,288,850

		Environmental Control - 0.2%
	810,000	Clean Harbors, Inc. 5.13%, 06/01/2021	829,238

		Food - 1.7%
	360,000	Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. 5.88%, 01/15/2024	386,100

The accompanying notes are an integral part of these financial statements.

102

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 89.3% - (continued)
		Food - 1.7% - (continued)
$	2,660,000	Post Holdings, Inc. 5.00%, 08/15/2026(1)	$2,580,200
		TreeHouse Foods, Inc.
	1,870,000	4.88%, 03/15/2022	1,940,125
	1,105,000	6.00%, 02/15/2024(1)	1,186,770

			6,093,195

		Healthcare-Products - 2.0%
		Alere, Inc.
	2,175,000	6.38%, 07/01/2023(1)	2,240,250
	2,140,000	6.50%, 06/15/2020	2,167,627
	2,595,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023(1)	2,666,363

			7,074,240

		Healthcare-Services - 7.1%
	1,735,000	Amsurg Corp. 5.63%, 07/15/2022	1,769,700
		Community Health Systems, Inc.
	3,760,000	6.88%, 02/01/2022	2,867,000
	2,965,000	7.13%, 07/15/2020	2,394,238
	970,000	Envision Healthcare Corp. 5.13%, 07/01/2022(1)	970,000
	2,645,000	HCA Holdings, Inc. 6.25%, 02/15/2021	2,853,294
		HCA, Inc.
	2,050,000	5.38%, 02/01/2025	2,092,435
	1,610,000	5.88%, 05/01/2023	1,708,113
	2,236,000	7.50%, 11/15/2095	2,247,180
	825,000	LifePoint Health, Inc. 5.88%, 12/01/2023	837,375
	945,000	MEDNAX, Inc. 5.25%, 12/01/2023(1)	987,525
	350,000	MPH Acquisition Holdings LLC 7.13%, 06/01/2024(1)	374,465
		Tenet Healthcare Corp.
	2,565,000	4.75%, 06/01/2020	2,622,712
	2,840,000	5.00%, 03/01/2019	2,753,920
	455,000	6.75%, 06/15/2023	418,031
	750,000	8.13%, 04/01/2022	733,125

			25,629,113

		Home Builders - 2.7%
	1,210,000	Beazer Homes USA, Inc. 8.75%, 03/15/2022(1)	1,285,625
		KB Home
	1,030,000	7.00%, 12/15/2021	1,104,675
	830,000	7.50%, 09/15/2022	898,475
	1,090,000	8.00%, 03/15/2020	1,209,900
		Lennar Corp.
	805,000	4.75%, 04/01/2021	852,801
	2,095,000	4.75%, 11/15/2022	2,178,800
	450,000	4.88%, 12/15/2023	459,000
	1,595,000	M/I Homes, Inc. 6.75%, 01/15/2021	1,678,737

			9,668,013

		Household Products - 0.9%
	1,335,000	Avon International Operations, Inc. 7.88%, 08/15/2022(1)	1,435,125
	1,865,000	Revlon Consumer Products Corp. 6.25%, 08/01/2024(1)	1,920,950

			3,356,075

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 89.3% - (continued)
		Insurance - 0.1%
$	445,000	MGIC Investment Corp. 5.75%, 08/15/2023	$469,475

		Internet - 1.9%
	3,160,000	Netflix, Inc. 5.88%, 02/15/2025	3,503,650
		Zayo Group LLC / Zayo Capital, Inc.
	2,175,000	6.00%, 04/01/2023	2,289,187
	835,000	6.38%, 05/15/2025	879,105

			6,671,942

		Iron/Steel - 1.9%
		AK Steel Corp.
	640,000	7.63%, 05/15/2020	643,200
	910,000	7.63%, 10/01/2021	905,450
	1,095,000	8.38%, 04/01/2022	1,105,950
	685,000	ArcelorMittal 7.25%, 02/25/2022	777,475
	630,000	Signode Industrial Group U.S., Inc. 6.38%, 05/01/2022(1)	636,300
		United States Steel Corp.
	191,000	6.88%, 04/01/2021	188,672
	701,000	7.38%, 04/01/2020	697,495
	315,000	7.50%, 03/15/2022	301,612
	1,650,000	8.38%, 07/01/2021(1)	1,753,125

			7,009,279

		Lodging - 0.7%
	1,285,000	Boyd Gaming Corp. 6.38%, 04/01/2026(1)	1,374,950
	1,145,000	FelCor Lodging L.P. 6.00%, 06/01/2025	1,187,938

			2,562,888

		Machinery-Diversified - 0.7%
	1,800,000	Cloud Crane LLC 10.13%, 08/01/2024(1)	1,876,500
	605,000	Gardner Denver, Inc. 6.88%, 08/15/2021(1)	592,900

			2,469,400

		Media - 11.7%
	685,000	CBS Radio, Inc. 7.25%, 11/01/2024(1)	711,544
		CCO Holdings LLC / CCO Holdings Capital Corp.
	105,000	5.13%, 02/15/2023	108,675
	2,150,000	5.13%, 05/01/2023(1)	2,219,875
	495,000	5.75%, 09/01/2023	522,225
	190,000	5.75%, 01/15/2024	200,925
	1,610,000	5.75%, 02/15/2026(1)	1,677,419
	3,935,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 5.13%, 12/15/2021(1)	3,834,662
		CSC Holdings LLC
	2,580,000	5.25%, 06/01/2024	2,412,300
	600,000	10.13%, 01/15/2023(1)	676,500
	705,000	10.88%, 10/15/2025(1)	810,750
		DISH DBS Corp.
	1,250,000	5.00%, 03/15/2023	1,231,250
	2,500,000	6.75%, 06/01/2021	2,685,950
	2,162,000	7.88%, 09/01/2019	2,410,630

The accompanying notes are an integral part of these financial statements.

103

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 89.3% - (continued)
		Media - 11.7% - (continued)
		Gray Television, Inc.
$	560,000	5.13%, 10/15/2024(1)	$543,200
	400,000	5.88%, 07/15/2026(1)	398,000
	2,780,000	Liberty Interactive LLC 8.25%, 02/01/2030	2,974,600
	1,205,000	NBCUniversal Enterprise, Inc. 5.25%, 03/29/2049(1)(4)	1,283,687
	925,000	Quebecor Media, Inc. 5.75%, 01/15/2023	966,625
	2,330,000	SFR Group S.A. 7.38%, 05/01/2026(1)	2,353,300
		Sinclair Television Group, Inc.
	590,000	5.13%, 02/15/2027(1)	564,925
	1,005,000	5.88%, 03/15/2026(1)	1,037,663
		TEGNA, Inc.
	2,820,000	4.88%, 09/15/2021(1)	2,939,850
	1,250,000	5.13%, 10/15/2019	1,285,937
	270,000	5.50%, 09/15/2024(1)	276,750
	800,000	6.38%, 10/15/2023	846,000
	3,735,000	Tribune Media Co. 5.88%, 07/15/2022	3,735,000
	2,330,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.50%, 01/15/2023(1)	2,414,462
	990,000	Videotron Ltd. 5.00%, 07/15/2022	1,033,313

			42,156,017

		Metal Fabricate/Hardware - 0.5%
		Novelis Corp.
	650,000	5.88%, 09/30/2026(1)	658,125
	1,200,000	6.25%, 08/15/2024(1)	1,248,000

			1,906,125

		Mining - 1.8%
		Anglo American Capital plc
	250,000	4.13%, 04/15/2021(1)	252,719
	200,000	4.13%, 09/27/2022(1)	198,000
	1,120,000	4.88%, 05/14/2025(1)	1,139,600
	376,000	9.38%, 04/08/2019(1)	430,520
	1,315,000	Constellium N.V. 7.88%, 04/01/2021(1)	1,400,475
	1,290,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	1,362,562
	95,000	New Gold, Inc. 6.25%, 11/15/2022(1)	95,950
		Teck Resources Ltd.
	470,000	8.00%, 06/01/2021(1)	513,475
	975,000	8.50%, 06/01/2024(1)	1,128,563

			6,521,864

		Miscellaneous Manufacturing - 0.6%
	2,650,000	Bombardier, Inc. 6.13%, 01/15/2023(1)	2,300,253

		Office/Business Equipment - 0.5%
		CDW LLC / CDW Finance Corp.
	405,000	5.00%, 09/01/2023	415,895
	1,330,000	6.00%, 08/15/2022	1,409,800

			1,825,695

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 89.3% - (continued)
		Oil & Gas - 12.6%
		Anadarko Petroleum Corp.
$	125,000	4.85%, 03/15/2021	$135,703
	85,000	5.55%, 03/15/2026	96,627
		Antero Resources Corp.
	470,000	5.38%, 11/01/2021	477,050
	1,055,000	5.63%, 06/01/2023	1,076,100
	1,385,000	6.00%, 12/01/2020	1,424,819
	2,460,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(1)	2,404,650
	1,705,000	Bonanza Creek Energy, Inc. 6.75%, 04/15/2021	1,035,787
	4,220,000	California Resources Corp. 8.00%, 12/15/2022(1)	2,848,500
	375,000	Callon Petroleum Co. 6.13%, 10/01/2024(1)	386,250
		Concho Resources, Inc.
	1,740,000	5.50%, 10/01/2022	1,787,850
	460,000	5.50%, 04/01/2023	470,580
		Continental Resources, Inc.
	500,000	3.80%, 06/01/2024	460,000
	250,000	4.50%, 04/15/2023	238,125
	1,935,000	4.90%, 06/01/2044	1,647,169
	955,000	5.00%, 09/15/2022	935,900
	2,330,000	Denbury Resources, Inc. 9.00%, 05/15/2021(1)	2,399,900
		Diamondback Energy, Inc.
	205,000	4.75%, 11/01/2024(1)	205,000
	2,460,000	7.63%, 10/01/2021	2,605,140
	1,385,000	Energen Corp. 4.63%, 09/01/2021	1,398,850
	1,640,000	Ensco plc 5.75%, 10/01/2044	1,094,700
		Laredo Petroleum, Inc.
	1,080,000	5.63%, 01/15/2022	1,053,000
	1,185,000	6.25%, 03/15/2023	1,190,925
	855,000	7.38%, 05/01/2022	880,650
	1,375,000	Matador Resources Co. 6.88%, 04/15/2023	1,443,750
		MEG Energy Corp.
	610,000	6.38%, 01/30/2023(1)	503,250
	1,935,000	7.00%, 03/31/2024(1)	1,586,700
	1,310,000	Noble Holding International Ltd. 6.20%, 08/01/2040	769,625
	425,000	PDC Energy, Inc. 6.13%, 09/15/2024(1)	442,000
		QEP Resources, Inc.
	2,135,000	5.25%, 05/01/2023	2,097,637
	200,000	5.38%, 10/01/2022	198,000
	235,000	6.80%, 03/01/2020	242,344
		Rice Energy, Inc.
	660,000	6.25%, 05/01/2022	671,550
	500,000	7.25%, 05/01/2023	530,000
	930,000	Rowan Cos., Inc. 5.85%, 01/15/2044	655,650
	1,040,000	RSP Permian, Inc. 6.63%, 10/01/2022	1,095,900
		SM Energy Co.
	1,745,000	5.00%, 01/15/2024	1,622,850
	15,000	5.63%, 06/01/2025	14,288
	240,000	6.13%, 11/15/2022	241,200

The accompanying notes are an integral part of these financial statements.

104

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 89.3% - (continued)
		Oil & Gas - 12.6% - (continued)
$	115,000	6.50%, 11/15/2021	$116,725
	210,000	6.75%, 09/15/2026	215,250
		Tullow Oil plc
	1,650,000	6.00%, 11/01/2020(1)	1,534,500
	1,340,000	6.25%, 04/15/2022(1)	1,229,450
		WPX Energy, Inc.
	1,920,000	5.25%, 09/15/2024	1,824,000
	1,410,000	6.00%, 01/15/2022	1,406,475
	660,000	8.25%, 08/01/2023	712,800

			45,407,219

		Packaging & Containers - 4.3%
	1,840,000	ARD Finance S.A. (Cash) 7.13%, 09/15/2023(1)(8)	1,821,600
		Ardagh Packaging Finance plc
	1,395,000	6.00%, 06/30/2021(1)	1,429,875
	625,000	6.75%, 01/31/2021(1)	643,750
	571,000	7.25%, 05/15/2024(1)	602,405
EUR	315,000	Ball Corp. 3.50%, 12/15/2020	381,487
$	1,865,000	Berry Plastics Corp. 6.00%, 10/15/2022	1,972,238
		Owens-Brockway Glass Container, Inc.
	1,895,000	5.88%, 08/15/2023(1)	2,019,359
	2,595,000	6.38%, 08/15/2025(1)	2,848,013
		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
	2,430,000	5.13%, 07/15/2023(1)	2,494,541
	815,000	7.00%, 07/15/2024(1)	871,031
	445,000	8.25%, 02/15/2021	464,914

			15,549,213

		Pharmaceuticals - 3.8%
		Endo Finance LLC
	1,510,000	6.00%, 07/15/2023(1)	1,313,700
	2,985,000	6.50%, 02/01/2025(1)	2,514,862
	1,692,000	PRA Holdings, Inc. 9.50%, 10/01/2023(1)	1,852,740
	2,055,000	Quintiles IMS, Inc. 4.88%, 05/15/2023(1)	2,119,219
		Valeant Pharmaceuticals International, Inc.
	1,155,000	5.50%, 03/01/2023(1)	906,675
	5,560,000	5.88%, 05/15/2023(1)	4,378,500
	360,000	6.13%, 04/15/2025(1)	284,400
	435,000	Vizient, Inc. 10.38%, 03/01/2024(1)	485,025

			13,855,121

		Pipelines - 1.4%
		Energy Transfer Equity L.P.
	2,230,000	5.50%, 06/01/2027	2,174,250
	1,592,000	7.50%, 10/15/2020	1,735,280
	1,070,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.75%, 03/15/2024	1,144,900

			5,054,430

		REITS - 0.3%
	1,095,000	Equinix, Inc. 5.88%, 01/15/2026	1,170,467

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 89.3% - (continued)
		Retail - 2.4%
$	1,905,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	$1,914,525
	1,516,837	Chinos Intermediate Holdings A, Inc. (Cash) 7.75%, 05/01/2019(1)(8)	621,903
	1,960,000	L Brands, Inc. 6.88%, 11/01/2035	2,077,600
	2,480,000	Michaels Stores, Inc. 5.88%, 12/15/2020(1)	2,551,300
	1,305,000	Party City Holdings, Inc. 6.13%, 08/15/2023(1)	1,384,931

			8,550,259

		Semiconductors - 1.7%
	1,650,000	Entegris, Inc. 6.00%, 04/01/2022(1)	1,707,750
	2,005,000	Micron Technology, Inc. 5.50%, 02/01/2025	1,965,522
		Sensata Technologies B.V.
	1,520,000	5.00%, 10/01/2025(1)	1,558,000
	770,000	5.63%, 11/01/2024(1)	816,200

			6,047,472

		Software - 4.1%
	1,135,000	Camelot Finance S.A. 7.88%, 10/15/2024(1)	1,160,537
		Change Healthcare Holdings, Inc.
	1,035,000	6.00%, 02/15/2021(1)	1,086,750
	1,625,000	11.00%, 12/31/2019	1,706,250
		First Data Corp.
	1,835,000	5.38%, 08/15/2023(1)	1,899,225
	3,240,000	5.75%, 01/15/2024(1)	3,288,600
	1,795,000	7.00%, 12/01/2023(1)	1,880,262
	544,000	Infor Software Parent LLC (Cash) 7.13%, 05/01/2021(1)(8)	550,800
	2,205,000	Infor US, Inc. 6.50%, 05/15/2022	2,279,419
	475,000	JDA Escrow LLC / JDA Bond Finance, Inc. 7.38%, 10/15/2024(1)	490,438
	580,000	MSCI, Inc. 5.75%, 08/15/2025(1)	616,627

			14,958,908

		Telecommunications - 8.7%
		Alcatel-Lucent USA, Inc.
	3,070,000	6.45%, 03/15/2029	3,384,675
	660,000	6.50%, 01/15/2028	702,900
		Altice Financing S.A.
	235,000	6.50%, 01/15/2022(1)	245,634
	1,220,000	6.63%, 02/15/2023(1)	1,256,600
	2,900,000	7.50%, 05/15/2026(1)	2,987,000
		Frontier Communications Corp.
	765,000	10.50%, 09/15/2022	795,600
	1,510,000	11.00%, 09/15/2025	1,546,089
		Level 3 Financing, Inc.
	2,720,000	5.25%, 03/15/2026(1)	2,760,800
	1,880,000	5.38%, 08/15/2022	1,931,700
	820,000	SoftBank Group Corp. 4.50%, 04/15/2020(1)	842,550
		Sprint Communications, Inc.
	2,480,000	7.00%, 03/01/2020(1)	2,697,000
	1,533,000	9.00%, 11/15/2018(1)	1,686,300

The accompanying notes are an integral part of these financial statements.

105

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 89.3% - (continued)
		Telecommunications - 8.7% - (continued)
		Sprint Corp.
$	680,000	7.13%, 06/15/2024	$639,200
	1,815,000	7.25%, 09/15/2021	1,858,106
	1,680,000	7.88%, 09/15/2023	1,663,200
	1,675,000	T-Mobile USA, Inc. 6.63%, 11/15/2020	1,721,062
		Wind Acquisition Finance S.A.
EUR	3,075,000	4.00%, 07/15/2020(1)	3,426,216
$	1,190,000	4.75%, 07/15/2020(1)	1,195,950

			31,340,582

		Total Corporate Bonds (cost $318,596,007)	$322,552,633

SENIOR FLOATING RATE INTERESTS - 0.7%(9)
		Insurance - 0.1%
	485,000	Asurion LLC 8.50%, 03/03/2021	$488,434

		Machinery-Diversified - 0.3%
	1,007,865	Gardner Denver, Inc. 4.25%, 07/30/2020	977,397

		Media - 0.2%
	770,000	Virgin Media Investment Holdings Ltd. 3.50%, 06/30/2023	772,988

		Semiconductors - 0.1%
	250,604	NXP B.V. 3.41%, 12/07/2020	251,371

		Total Senior Floating Rate Interests (cost $2,489,936)	$2,490,190

CONVERTIBLE BONDS - 0.7%
		Home Builders - 0.3%
	873,000	M/I Homes, Inc. 3.00%, 03/01/2018	$872,455

		Insurance - 0.2%
	670,000	MGIC Investment Corp. 2.00%, 04/01/2020	855,925

		Oil & Gas - 0.2%
	1,645,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	756,700

		Total Convertible Bonds (cost $3,417,611)	2,485,080

COMMON STOCKS - 0.8%
		Energy - 0.3%
	104,555,002	KCA Deutag*(1)(2)(7)	986,372

		Pharmaceuticals, Biotechnology & Life Sciences - 0.2%
	35,700	Endo International plc*	669,375

Shares or Principal Amount		Market Value†
COMMON STOCKS - 0.8% - (continued)
	Utilities - 0.3%
3,200,000	TCEH Corp.*(2)(7)	$—
78,357	Vistra Energy Corp.*	1,191,026

		1,191,026

	Total Common Stocks (cost $4,258,696)	$2,846,773

	Total Long-Term Investments (cost $329,678,170)	$330,374,676

SHORT-TERM INVESTMENTS - 6.8%
	Other Investment Pools & Funds - 6.8%
24,405,657	Fidelity Institutional Government Fund, Institutional Class	$24,405,657

	Total Short-Term Investments (cost $24,405,657)	$24,405,657

Total Investments (cost $354,083,827)^	98.3%	$354,780,333
Other Assets and Liabilities	1.7%	6,131,610

Total Net Assets	100.0%	$360,911,943

The accompanying notes are an integral part of these financial statements.

106

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $354,323,365 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$10,504,098
Unrealized Depreciation	(10,047,130)

Net Unrealized Appreciation	$456,968

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $152,314,909, which represents 42.2% of total net assets.

(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of these securities was $986,372, which represents 0.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $7,094,540, which represents 2.0% of total net assets.

(6)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(7)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2011	104,555,002	KCA Deutag	$1,416,929
10/2016	3,200,000	TCEH Corp.	—
10/2016	1,460,000	Texas Competitive Electric Holdings Co. LLC	—

			$1,416,929

At October 31, 2016, the aggregate value of these securities was $986,372, which represents 0.3% of total net assets.

(8)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(9)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2016.

The accompanying notes are an integral part of these financial statements.

107

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2016

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity	Notional Amount(a)	(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.27	USD 11,950,000	(5.00%)	12/20/21	$519,369	$462,949	$(56,420)

Total				$519,369	$462,949	$(56,420)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	11/30/16	CBK	$5,344,809	$5,388,741	$(43,932)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBK	Citibank NA

Currency Abbreviations:
EUR	Euro
USD	United States Dollar

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield

Other Abbreviations:
MSCI	Morgan Stanley Capital International

The accompanying notes are an integral part of these financial statements.

108

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	$0
Corporate Bonds	322,552,633	—	322,552,633	—
Senior Floating Rate Interests	2,490,190	—	2,490,190	—
Convertible Bonds	2,485,080	—	2,485,080	—
Common Stocks
Energy	986,372	—	—	986,372
Pharmaceuticals, Biotechnology & Life Sciences	669,375	669,375	—	—
Utilities	1,191,026	1,191,026	—	—
Short-Term Investments	24,405,657	24,405,657	—	—

Total	$354,780,333	$26,266,058	$327,527,903	$986,372

Liabilities
Foreign Currency Contracts(2)	$(43,932)	$—	$(43,932)	$—
Swaps - Credit Default(2)	(56,420)	—	(56,420)	—

Total	$(100,352)	$—	$(100,352)	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Asset & Commercial Mortgage Backed Securities	Common Stocks	Total
Beginning balance	$0	$485,135	$485,135
Purchases	—	—	—
Sales	—	—	—
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	—	501,237	501,237
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—

Ending balance	$0	$986,372	$986,372

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $501,237.

(1)	For the year ended October 31, 2016, there were no transfers into or out of Level 3.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

109

The Hartford Inflation Plus Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 2.6%
		Asset-Backed - Finance & Insurance - 0.2%
$	1,360,000	HSI Asset Securitization Corp. Trust 0.80%, 02/25/2036(1)	$1,216,822

		Asset-Backed - Home Equity - 0.1%
	820,202	GSAA Home Equity Trust 5.99%, 06/25/2036(1)	412,564
	756,875	Renaissance Home Equity Loan Trust 6.12%, 11/25/2036(2)	466,010

			878,574

		Whole Loan Collateral CMO - 2.3%
	1,004,672	Adjustable Rate Mortgage Trust 0.80%, 11/25/2035(1)	928,010
	342,678	Banc of America Alternative Loan Trust 6.23%, 10/25/2036(2)	212,412
	1,433,890	Banc of America Funding Trust 6.05%, 10/25/2036(2)	1,252,391
	501,742	Bear Stearns Adjustable Rate Mortgage Trust 2.83%, 10/25/2035(1)	482,837
	877,385	Chase Mortgage Finance Trust 2.76%, 12/25/2035(1)	802,768
	587,052	Deutsche Alt-A Securities Mortgage Loan Trust 0.68%, 12/25/2036(1)	480,058
	924,172	GSR Mortgage Loan Trust 3.19%, 10/25/2035(1)	809,322
	700,036	HarborView Mortgage Loan Trust 0.72%, 01/19/2038(1)	601,164
	696,769	1.53%, 10/25/2037(1)	648,268
	3,127,644	IndyMac Index Mortgage Loan Trust 0.82%, 01/25/2036(1)	1,977,789
	1,444,944	JP Morgan Mortgage Trust 3.06%, 01/25/2037(1)	1,346,879
	651,058	Luminent Mortgage Trust 0.73%, 10/25/2046(1)	555,839
	1,401,720	MASTR Adjustable Rate Mortgages Trust 0.77%, 05/25/2037(1)	864,143
	131,430	Residential Asset Securitization Trust 0.98%, 03/25/2035(1)	103,269
	323,427	Residential Funding Mortgage Securities, Inc. 3.47%, 02/25/2036(1)	291,750
	589,079	6.00%, 07/25/2037	543,999
	802,446	Structured Adjustable Rate Mortgage Loan Trust 2.99%, 06/25/2035(1)	699,007
	795,834	WaMu Mortgage Pass-Through Certificates Trust 0.95%, 06/25/2044(1)	737,410
	284,357	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 0.62%, 02/25/2037(1)	180,506
	996,607	1.35%, 11/25/2046(1)	721,066

			14,238,887

		Total Asset & Commercial Mortgage Backed Securities (cost $16,629,591)	$16,334,283

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 2.9%
		Argentina - 0.1%
ARS	9,506,672	Argentina Treasury Bond 2.25%, 04/28/2020	$625,706

		Brazil - 1.0%
		Brazil Notas do Tesouro Nacional
BRL	13,566,349	6.00%, 05/15/2017(3)	4,236,636
	5,104,287	6.00%, 08/15/2022(3)	1,598,799

			5,835,435

		Colombia - 0.6%
		Colombian TES
COP	4,889,162,880	3.50%, 03/10/2021(3)	1,669,250
	4,780,029,780	4.75%, 02/23/2023(3)	1,738,806

			3,408,056

		Russia - 0.5%
RUB	215,127,440	Russian Federal Inflation Linked Bond 2.50%, 08/16/2023(3)	3,321,919

		South Africa - 0.2%
ZAR	19,362,166	South Africa Government Bond - CPI Linked 1.88%, 02/28/2033(3)	1,418,013

		Thailand - 0.5%
THB	113,000,000	Bank of Thailand 1.49%, 02/17/2018(1)	3,227,414

		Total Foreign Government Obligations (cost $17,196,698)	$17,836,543

SENIOR FLOATING RATE INTERESTS - 5.2%(4)
		Aerospace/Defense - 0.2%
$	506,618	BE Aerospace, Inc. 3.82%, 12/16/2021	$509,471
	604,388	TransDigm, Inc. 3.75%, 06/09/2023	601,746

			1,111,217

		Airlines - 0.2%
	330,000	American Airlines, Inc. 3.25%, 04/28/2023	330,000
	990,000	Delta Air Lines, Inc. 3.25%, 08/24/2022	994,534

			1,324,534

		Auto Manufacturers - 0.1%
	841,416	Chrysler Group LLC 3.50%, 05/24/2017	841,946

		Chemicals - 0.2%
	99,479	Chemours Co. 3.75%, 05/12/2022	98,186
	124,375	Huntsman International LLC 4.25%, 04/01/2023	125,152
	566,265	Ineos U.S. Finance LLC 3.75%, 05/04/2018	567,131
	184,538	Nexeo Solutions LLC 5.25%, 06/09/2023	185,691

			976,160

		Commercial Services - 0.1%
	62,284	Global Payments, Inc. 3.50%, 04/22/2023	62,673

The accompanying notes are an integral part of these financial statements.

110

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.2%(4) - (continued)
		Commercial Services - 0.1% - (continued)
$	199,500	Hertz Corp. 3.50%, 06/30/2023	201,038
	149,250	KAR Auction Services, Inc. 4.38%, 03/09/2023	150,789
	224,438	Russell Investment Group 6.75%, 06/01/2023	225,559
	174,108	TransUnion LLC 3.50%, 04/09/2021	174,544

			814,603

		Construction Materials - 0.1%
	500,000	American Builders & Contractors Supply Co. 0.00%, 10/31/2023(5)	501,875

		Diversified Financial Services - 0.3%
	685,000	Delos Finance S.a.r.l. 3.59%, 03/06/2021	688,856
	1,035,337	RPI Finance Trust 3.04%, 10/14/2022	1,044,210

			1,733,066

		Electric - 0.1%
	443,888	Calpine Corp. 3.84%, 05/31/2023	446,551
	180,000	Texas Competitive Electric Holdings Co. LLC 5.00%, 10/17/2017	181,549

			628,100

		Energy-Alternate Sources - 0.1%
	841,869	MEG Energy Corp. 3.75%, 03/31/2020	793,066

		Environmental Control - 0.0%
	135,000	Advanced Disposal Services, Inc. 0.00%, 10/26/2023(5)	135,169

		Food - 0.1%
	263,677	Albertsons LLC 4.75%, 12/21/2022	266,285
	110,952	B&G Foods, Inc. 3.84%, 11/02/2022	111,877
	332,488	JBS USA LLC 4.00%, 10/30/2022	331,739

			709,901

		Healthcare-Products - 0.0%
	105,000	Revlon Consumer Products Corp. 4.25%, 09/07/2023	105,186

		Healthcare-Services - 0.4%
	208,425	Acadia Healthcare Company, Inc. 3.75%, 02/16/2023	209,034
	109,878	Community Health Systems, Inc. 3.75%, 12/31/2019 103,800
	202,172	4.00%, 01/27/2021	190,699
	1,454,585	IMS Health, Inc. 3.50%, 03/17/2021	1,461,858
	300,000	inVentiv Health, Inc. 0.00%, 09/28/2023(5)	299,838
	339,654	MPH Acquisition Holdings LLC 5.00%, 06/07/2023	343,156

			2,608,385

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.2%(4) - (continued)
		Household Products/Wares - 0.0%
$	290,000	Galleria Co. 3.75%, 01/26/2023	$291,723

		Insurance - 0.2%
	575,000	Asurion LLC 0.00%, 10/27/2023(5)	575,000
	671,849	5.00%, 05/24/2019	671,970

			1,246,970

		Lodging - 0.1%
	195,000	Boyd Gaming Corp. 3.53%, 09/15/2023	196,353
	169,575	Station Casinos LLC 3.75%, 06/08/2023	170,303

			366,656

		Media - 0.4%
	115,000	Camelot UK Holdco Ltd. 4.75%, 10/03/2023	115,095
	298,500	Charter Communications Operating LLC 3.50%, 01/24/2023	300,198
	302,632	CSC Holdings LLC 3.88%, 10/11/2024	303,579
	15,000	Mission Broadcasting, Inc. 0.00%, 09/26/2023(5)	15,056
	145,000	Nexstar Broadcasting, Inc. 0.00%, 09/21/2023(5)	145,544
	330,000	Numericable U.S. LLC 0.00%, 01/13/2025(5)	328,442
	275,000	UPC Financing Partnership 4.08%, 08/31/2024	276,260
	673,321	Virgin Media Investment Holdings Ltd. 3.50%, 06/30/2023	675,934

			2,160,108

		Mining - 0.1%
	384,083	Minerals Technologies, Inc. 3.75%, 05/09/2021	387,206

		Oil & Gas - 0.2%
	110,000	Chesapeake Energy Corp. 8.50%, 08/23/2021	117,494
	1,200,250	Energy Transfer Equity L.P. 3.29%, 12/02/2019	1,190,048

			1,307,542

		Packaging & Containers - 0.3%
	496,778	Berry Plastics Holding Corp. 3.50%, 02/08/2020	497,324
	197,500	Owens-Illinois, Inc. 3.50%, 09/01/2022	197,500
	971,051	Reynolds Group Holdings, Inc. 4.25%, 02/05/2023	973,217

			1,668,041

		Pharmaceuticals - 0.2%
	401,963	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	401,311
	853,125	Grifols Worldwide Operations USA, Inc. 3.46%, 02/27/2021	859,907
	180,370	Vizient, Inc. 5.00%, 02/13/2023	182,230

			1,443,448

The accompanying notes are an integral part of these financial statements.

111

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.2%(4) - (continued)
		REITS - 0.0%
$	263,675	MGM Growth Properties Operating Partnership L.P. 3.50%, 04/25/2023	$264,171

		Retail - 0.2%
	244,275	Coty, Inc. 3.04%, 10/27/2022	244,275
	129,675	Harbor Freight Tools USA, Inc. 4.14%, 08/19/2023	130,526
	320,530	Michaels Stores, Inc. 3.75%, 01/27/2023	322,876
	180,000	Outerwall, Inc. 5.25%, 09/27/2023	181,651
	184,538	Yum! Brands, Inc. 3.29%, 06/16/2023	186,383

			1,065,711

		Semiconductors - 0.1%
	327,239	Avago Technologies Cayman Ltd. 3.54%, 02/01/2023	330,465
	173,290	NXP B.V. 3.41%, 12/07/2020	173,821
	215,000	ON Semiconductor Corp. 3.78%, 03/31/2023	216,182

			720,468

		Software - 1.0%
	280,000	Dell, Inc. 4.00%, 09/07/2023	281,912
		First Data Corp.
	452,309	3.52%, 03/24/2021	454,118
	975,000	4.27%, 07/08/2022	981,708
	751,430	Infor U.S., Inc. 3.75%, 06/03/2020	749,018
	1,002,188	Kronos, Inc. 4.50%, 10/30/2019	1,005,947
		Magic Newco LLC
	100,000	0.00%, 10/03/2023(5)	100,750
	1,684,863	6.50%, 12/12/2018	1,695,815
	251,421	SS&C Technologies, Inc. 4.00%, 07/08/2022	253,228
	493,763	WEX, Inc. 4.25%, 07/01/2023	499,011

			6,021,507

		Telecommunications - 0.5%
	630,000	Level 3 Financing, Inc. 3.50%, 05/31/2022	632,362
	997,394	Telesat Canada 3.50%, 03/28/2019	997,394
	988,574	Univision Communications, Inc. 4.00%, 03/01/2020	990,117
	485,872	Ziggo Financing Partnership 3.50%, 01/15/2022	485,469
	56,179	3.70%, 01/15/2022	56,132

			3,161,474

		Total Senior Floating Rate Interests (cost $32,213,187)	$32,388,233

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 0.3%
		FHLMC - 0.3%
$	1,654,991	FHLMC 3.38%, 04/25/2028(1)	$1,693,700

		FNMA - 0.0%
	1,077	FNMA 10.50%, 12/01/2018	1,083

		Total U.S. Government Agencies (cost $1,666,206)	$1,694,783

U.S. GOVERNMENT SECURITIES - 83.7%
		U.S. Treasury Securities - 83.7%
		U.S. Treasury Bonds - 7.1%
	35,142,002	2.50%, 01/15/2029(3)	$44,136,281

			44,136,281

		U.S. Treasury Notes - 76.6%
	42,715,816	0.13%, 04/15/2018(3)(6)	43,123,368
	20,377,126	0.13%, 04/15/2019(3)	20,702,243
	11,082,685	0.13%, 04/15/2020(3)	11,293,467
	19,496,807	0.13%, 01/15/2022(3)	19,881,225
	40,877,290	0.13%, 07/15/2022(3)	41,808,761
	58,625,115	0.13%, 01/15/2023(3)	59,465,037
	59,364,092	0.13%, 07/15/2024(3)	59,967,410
	4,250,475	0.25%, 01/15/2025(3)	4,306,747
	48,548,566	0.38%, 07/15/2023(3)	50,185,624
	59,821,731	0.63%, 01/15/2024(3)	62,493,967
	19,951,221	1.13%, 01/15/2021(3)(6)	21,203,000
	59,564,196	1.25%, 07/15/2020(3)	63,600,206
	15,325,338	1.38%, 01/15/2020(3)(6)	16,251,754

			474,282,809

		Total U.S. Government Securities (cost $507,235,020)	$518,419,090

		Total Long-Term Investments (cost $574,940,702)	$586,672,932

SHORT-TERM INVESTMENTS - 5.7%
		Foreign Government Obligations - 4.5%
JPY	2,950,000,000	Japan Treasury Discount Bill 0.00%, 12/19/2016	$28,142,668

		Other Investment Pools & Funds - 1.2%
	7,487,813	Fidelity Institutional Government Fund, Institutional Class	7,487,813

		Total Short-Term Investments (cost $36,310,778)	$35,630,481

Total Investments (cost $611,251,480)^	100.4%	$622,303,413
Other Assets and Liabilities	(0.4)%	(2,636,446)

Total Net Assets	100.0%	$619,666,967

The accompanying notes are an integral part of these financial statements.

112

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $612,121,499 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$11,768,907
Unrealized Depreciation	(1,586,993)

Net Unrealized Appreciation	$10,181,914

(1)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(2)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(3)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(4)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2016.

(5)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(6)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

Futures Contracts Outstanding at October 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 5-Year Note Future	143	12/30/2016	$17,373,674	$17,273,953	$(99,721)

Short position contracts:
Euro-Bund Future	41	12/08/2016	$7,353,605	$7,298,909	$54,696
U.S. Treasury 2-Year Note Future	146	12/30/2016	31,827,892	31,848,531	(20,639)

Total					$34,057

Total futures contracts					$(65,664)

OTC Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Sell protection:
CMBX.NA.AAA.6	MSC	USD	11,425,660	0.50%	05/11/63	$—	$(369,140)	$(61,016)	$308,124
CMBX.NA.AAA.6	UBS	USD	1,659,515	0.50%	05/11/63	—	(53,343)	(8,863)	44,480
CMBX.NA.AAA.6	CSI	USD	979,714	0.50%	05/11/63	—	(35,960)	(5,232)	30,728
CMBX.NA.AAA.6	MSC	USD	954,721	0.50%	05/11/63	—	(31,831)	(5,098)	26,733
CMBX.NA.AAA.6	DEUT	USD	929,728	0.50%	05/11/63	—	(31,405)	(4,965)	26,440
CMBX.NA.AAA.6	MSC	USD	794,768	0.50%	05/11/63	—	(26,847)	(4,245)	22,602
CMBX.NA.AAA.6	GSC	USD	1,757,486	0.50%	05/11/63	—	(28,736)	(8,702)	20,034
CMBX.NA.AAA.6	GSC	USD	589,828	0.50%	05/11/63	—	(19,494)	(3,150)	16,344
CMBX.NA.AAA.6	GSC	USD	554,838	0.50%	05/11/63	—	(18,730)	(2,963)	15,767

Total						$—	$(615,486)	$(104,234)	$511,252

Total traded indices						$—	$(615,486)	$(104,234)	$511,252

Total OTC contracts						$—	$(615,486)	$(104,234)	$511,252

The accompanying notes are an integral part of these financial statements.

113

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2016

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2016
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BCLY	1.41% Fixed	CPURNSA	USD	16,050,000	01/15/18	$—	$—	$(82,761)	$(82,761)
DEUT	1.44% Fixed	CPURNSA	USD	16,190,000	09/11/20	—	—	202,120	202,120

Total						$—	$—	$119,359	$119,359

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2016
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
12M Federal Funds Rate	0.94% Fixed	USD	13,439,000	08/22/24	$—	$—	$149,214	$149,214
12M Federal Funds Rate	1.03% Fixed	USD	9,012,000	09/06/26	—	—	162,081	162,081
12M Federal Funds Rate	1.00% Fixed	USD	3,322,000	09/29/26	99,833	—	72,297	(27,536)

Total					$99,833	$—	$383,592	$283,759

Bond Forward Contracts Outstanding at October 31, 2016
Counterparty	Reference Obligation	Notional Amount		Expiration Date	Unrealized Appreciation/ (Depreciation)
BOA	U.S. Treasury Bonds, 0.13%, 07/15/2024	USD	11,789,537	11/30/2016	$(20,991)
BOA	U.S. Treasury Bonds, 2.38%, 01/15/2025	USD	24,640,860	11/30/2016	(34,932)
BOA	U.S. Treasury Notes, 2.38%, 01/15/2027	USD	14,598,391	11/15/2016	(56,733)

					$(112,656)

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/30/16	HSBC	$2,509,708	$2,516,690	$6,982
AUD	Buy	11/30/16	SSG	2,245,891	2,248,375	2,484
AUD	Buy	11/30/16	SSG	2,514,276	2,497,688	(16,588)
AUD	Sell	11/30/16	HSBC	2,394,037	2,373,032	21,005
AUD	Sell	11/30/16	DEUT	1,192,901	1,186,516	6,385
AUD	Sell	11/30/16	CSFB	1,192,890	1,186,516	6,374
BRL	Sell	12/02/16	TDB	5,636,418	5,789,427	(153,009)
CAD	Buy	11/30/16	BMO	7,396,267	7,352,503	(43,764)
CHF	Sell	11/30/16	CSFB	1,266,869	1,264,106	2,763
CHF	Sell	11/30/16	CSFB	1,266,741	1,264,106	2,635
CHF	Sell	11/30/16	BNP	2,516,420	2,528,212	(11,792)
COP	Sell	12/21/16	SSG	3,147,438	3,140,689	6,749
EUR	Buy	11/30/16	HSBC	2,519,002	2,544,347	25,345
EUR	Buy	11/30/16	CBK	2,512,089	2,514,673	2,584
EUR	Sell	11/30/16	BOA	2,529,967	2,530,060	(93)

The accompanying notes are an integral part of these financial statements.

114

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	11/30/16	BNP	$1,257,997	$1,265,030	$(7,033)
EUR	Sell	11/30/16	CSFB	1,257,594	1,265,030	(7,436)
EUR	Sell	11/30/16	HSBC	2,531,105	2,544,347	(13,242)
EUR	Sell	11/30/16	CBK	2,494,172	2,514,673	(20,501)
GBP	Buy	11/30/16	SSG	3,780,017	3,799,053	19,036
GBP	Sell	11/30/16	HSBC	1,258,471	1,261,451	(2,980)
GBP	Sell	11/30/16	GSC	3,776,493	3,794,154	(17,661)
GBP	Sell	11/30/16	CBK	5,004,833	5,038,460	(33,627)
JPY	Buy	11/30/16	GSC	2,728,866	2,740,105	11,239
JPY	Sell	11/30/16	CBK	5,516,417	5,480,202	36,215
JPY	Sell	11/30/16	CSFB	1,390,683	1,388,675	2,008
JPY	Sell	11/30/16	GSC	1,390,623	1,388,665	1,958
JPY	Sell	12/19/16	CBK	28,975,543	28,189,232	786,311
RUB	Sell	12/21/16	CSFB	3,168,208	3,292,965	(124,757)
THB	Sell	12/21/16	RBS	3,237,430	3,229,623	7,807
ZAR	Sell	12/21/16	CBK	1,313,233	1,406,655	(93,422)

Total						$401,975

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
MSC	Morgan Stanley
RBS	RBS Greenwich Capital
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
RUB	Russian Ruble
THB	Thai Baht
ZAR	South African Rand

Index Abbreviations:
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted

Other Abbreviations:
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
OTC	Over-the-Counter

The accompanying notes are an integral part of these financial statements.

115

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$16,334,283	$—	$16,334,283	$—
Foreign Government Obligations	17,836,543	—	17,836,543	—
Senior Floating Rate Interests	32,388,233	—	32,388,233	—
U.S. Government Agencies	1,694,783	—	1,694,783	—
U.S. Government Securities	518,419,090	—	518,419,090	—
Short-Term Investments	35,630,481	7,487,813	28,142,668	—
Foreign Currency Contracts(2)	947,880	—	947,880	—
Futures Contracts(2)	54,696	54,696	—	—
Swaps - Credit Default(2)	511,252	—	511,252	—
Swaps - Interest Rate(2)	513,415	—	513,415	—

Total	$624,330,656	$7,542,509	$616,788,147	$—

Liabilities
Bond Forward Contracts(2)	$(112,656)	$—	$(112,656)	$—
Foreign Currency Contracts(2)	(545,905)	—	(545,905)	—
Futures Contracts(2)	(120,360)	(120,360)	—	—
Swaps - Interest Rate(2)	(110,297)	—	(110,297)	—

Total	$(889,218)	$(120,360)	$(768,858)	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

116

Hartford Municipal Income Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 93.0%
		Alabama - 0.9%
$	145,000	Alabama 21st Century Auth Rev 5.00%, 06/01/2021	$166,124

		Alaska - 0.6%
	100,000	CIVICVentures, AK, Rev 5.00%, 09/01/2023	118,354

		Arizona - 1.2%
	200,000	Salt Verde Financial Corp. Rev 5.00%, 12/01/2037	239,456

		California - 7.4%
	250,000	Abag Finance Authority for Nonprofit Corps. Rev 6.00%, 08/01/2030	298,793
	170,000	Alameda Corridor, CA, Transportation Auth Rev 0.00%, 10/01/2018(1)	163,934
	100,000	California County, CA, Tobacco Securitization Agency 5.00%, 06/01/2020	111,554
	250,000	California Health Facilities Financing Auth Rev 5.88%, 07/01/2025	282,770
	45,000	Elk Grove Finance Auth Special Tax 5.00%, 09/01/2032	53,390
		Orange County Community Facs Dist Special Tax
	100,000	5.00%, 08/15/2023	118,451
	150,000	5.00%, 08/15/2033(2)	170,196
	10,000	Palomar Health, CA, Rev 3.00%, 11/01/2017	10,118
	255,000	San Joaquin Hills Transportation Corridor Agency 0.00%, 01/15/2025(1)	198,948

			1,408,154

		Colorado - 2.2%
	110,000	Colorado Health Facilities Auth Rev 2.00%, 09/01/2018	111,305
	150,000	Denver Convention Center Hotel Auth Rev 5.00%, 12/01/2040(2)	168,402
	25,000	E-470 Public Highway Auth Rev 5.00%, 09/01/2019	27,472
	100,000	Park Creek, CO, Metropolitan Dist Rev 5.00%, 12/01/2023	116,547

			423,726

		Connecticut - 2.4%
	50,000	City of Hartford, CT, GO 5.00%, 07/01/2027	57,741
	100,000	Connecticut State Health & Educational Fac Auth 3.25%, 09/01/2021(3)	101,037
	250,000	Town of Hamden, CT, GO 5.00%, 08/15/2025	303,175

			461,953

		Florida - 3.9%
	100,000	Broward County, FL, Airport System Rev 5.00%, 10/01/2020	113,490
	200,000	City of Port State Lucie, FL 4.00%, 07/01/2027	219,298
		County of Lee, FL, Airport Rev
	125,000	5.00%, 10/01/2032	145,161
	100,000	5.00%, 10/01/2033	115,535

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 93.0% - (continued)
		Florida - 3.9% - (continued)
$		County of Miami-Dade, FL, Aviation Rev	$
	15,000	5.00%, 10/01/2029		17,573
	15,000	5.00%, 10/01/2031		17,343
	20,000	5.00%, 10/01/2032		23,023
	20,000	5.00%, 10/01/2033		22,939
	65,000	County of Miami-Dade, FL, Seaport Department Rev 5.00%, 10/01/2023		76,517

				750,879

		Georgia - 0.6%
	70,000	Burke County, GA, Development Auth Rev 2.35%, 10/01/2032(4)		71,544
	45,000	Georgia Housing & Finance Auth Rev 3.50%, 06/01/2039		47,841

				119,385

		Idaho - 1.3%
	250,000	Idaho Housing & Finance Association Rev 5.00%, 07/15/2017		257,098

		Illinois - 20.9%
	250,000	Chicago Midway International Airport Rev 5.00%, 01/01/2041		276,730
	100,000	Chicago O’Hare International Airport Rev 5.00%, 01/01/2029		118,674
	250,000	Chicago, IL, Park Dist GO 5.00%, 01/01/2020		267,427
		Chicago, IL, Transit Auth Rev
	75,000	5.00%, 06/01/2020		83,528
	160,000	5.25%, 12/01/2024		182,331
	250,000	City of Chicago, IL, GO 5.00%, 01/01/2026		264,570
	105,000	City of Chicago, IL, Waterworks Rev 5.00%, 11/01/2018		111,894
		Cook County, IL, Community High School Dist No 212 Leyden
	105,000	5.00%, 12/01/2027		122,585
	170,000	5.00%, 12/01/2030		195,408
	105,000	County of Cook, IL, GO 5.00%, 11/15/2028		114,295
		Illinois Finance Auth Rev
	90,000	4.50%, 05/15/2020		94,980
	15,000	5.00%, 07/01/2018		16,012
	150,000	5.00%, 11/15/2030		176,262
	150,000	5.00%, 02/15/2033		165,869
	245,000	5.00%, 08/15/2035		282,169
	150,000	5.00%, 10/01/2041		174,156
	100,000	Kane McHenry Cook & DeKalb Counties, IL, USD GO 5.00%, 01/01/2023		117,623
	150,000	Kendall Kane & Will County, IL, USD GO 5.00%, 02/01/2024		180,540
	125,000	Metropolitan Pier & Exposition Auth 0.00%, 06/15/2020(1)		112,478
	125,000	Regional Transportation Auth Rev 6.25%, 07/01/2022		155,416
		State of Illinois, GO
	100,000	5.00%, 07/01/2017		102,278
	250,000	5.00%, 05/01/2029		269,237
	250,000	State of Illinois, Sales Tax Rev 5.00%, 06/15/2025		295,580

The accompanying notes are an integral part of these financial statements.

117

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 93.0% - (continued)
		Illinois - 20.9% - (continued)
$	90,000	University of Illinois, IL, Auxiliary Facs, Rev 5.00%, 04/01/2024	$105,107

			3,985,149

		Indiana - 0.5%
	85,000	Indianapolis Airport Auth Rev 4.75%, 01/01/2030	91,582

		Louisiana - 2.6%
		Louisiana Public Facilities Auth Rev
	100,000	5.00%, 05/15/2047	112,760
	40,000	6.38%, 05/15/2031	49,126
	100,000	Louisiana State Local Gov’t Environmental Facs & Community DA 5.75%, 11/15/2030	106,669
	100,000	Louisiana State Local Gov’t Environmental Facs & Community DA Rev 6.00%, 11/15/2030	108,863
	100,000	Louisiana State Public Facilities Auth Rev 5.00%, 05/15/2035	115,039

			492,457

		Massachusetts - 1.7%
	100,000	Commonwealth of Massachusetts, GO 4.00%, 09/01/2034	108,987
	200,000	Massachusetts State, PA 4.00%, 07/01/2046	206,968

			315,955

		Michigan - 3.5%
	150,000	Great Lakes Water Auth Water Supply System Rev 5.00%, 07/01/2046	170,013
		Michigan Finance Auth
	150,000	5.00%, 04/01/2019	162,310
	100,000	5.00%, 07/01/2035	112,311
	100,000	5.00%, 05/15/2038	112,157
	50,000	State of Michigan 5.00%, 03/15/2027	62,283
	35,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	41,504

			660,578

		Minnesota - 1.2%
	100,000	City of Rochester, MN, Healthcare & Housing Rev Fac 4.00%, 12/01/2019	104,536
	20,000	Duluth, MN, Independent School District No 709 4.00%, 02/01/2027	22,603
	50,000	Saint Paul, MN, Housing & Redev Auth Healthcare Rev 5.25%, 11/15/2028	55,808
	100,000	Sartell, MN, Independent School Dist No 748 0.00%, 02/01/2035(1)	55,734

			238,681

		Nebraska - 0.6%
	100,000	Central Plains, NE, Energy Proj Gas Rev 5.25%, 12/01/2021	116,774

		Nevada - 1.9%
	95,000	Clark County, NV 2.25%, 12/01/2019	96,904

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 93.0% - (continued)
		Nevada - 1.9% - (continued)
$	250,000	Clark County, School Dist, GO 5.00%, 06/15/2022	$261,705

			358,609

		New Jersey - 4.1%
	205,000	City of Bayonne NJ 5.00%, 07/01/2034	237,480
	285,000	New Jersey Educational Facilities Auth Rev 5.00%, 09/01/2019	307,162
		New Jersey Health Care Facilities Financing Auth Rev
	150,000	5.00%, 07/01/2022	177,405
	50,000	5.25%, 07/01/2026	59,152

			781,199

		New York - 5.7%
	100,000	Liberty, NY, Corp. Development Goldman Sachs Headquarters 5.25%, 10/01/2035	126,293
	40,000	Long Island Power Auth 1.25%, 05/01/2033(4)	39,921
		Metropolitan Transportation Auth, NY, Rev
	100,000	5.25%, 11/15/2036	123,171
	70,000	5.25%, 11/15/2040	80,029
	130,000	New York City Transitional Finance Authority Future Tax Secured Rev 5.00%, 11/01/2038	153,570
	100,000	New York City Water & Sewer System 5.00%, 06/15/2043	114,495
		New York State Dormitory Auth Rev
	150,000	5.00%, 03/15/2031	181,244
	100,000	5.00%, 05/01/2043	113,934
	75,000	New York Transportation Development Corp. Rev 5.00%, 08/01/2018	78,856
	80,000	Town of Oyster Bay, NY, GO 3.00%, 08/15/2020	78,842

			1,090,355

		North Carolina - 0.2%
	25,000	North Carolina Medical Care Commission Rev 5.00%, 10/01/2027(2)	30,103

		Ohio - 4.3%
	200,000	American Municipal Power, Inc. 4.00%, 02/15/2036	213,418
		Buckeye, OH, Tobacco Settlement FA
	250,000	6.00%, 06/01/2042	236,280
	150,000	6.50%, 06/01/2047	149,004
		City of Cleveland, OH, Airport System Rev
	60,000	5.00%, 01/01/2022	69,807
	55,000	5.00%, 01/01/2023	65,078
	70,000	County of Montgomery, OH 5.00%, 05/01/2039	74,749
	25,000	Ohio Air Quality Dev Auth Rev 3.13%, 07/01/2033(4)	23,497

			831,833

		Pennsylvania - 5.5%
		Beaver County, PA, Industrial Dev Auth Rev
	50,000	2.50%, 12/01/2041(4)	49,307
	50,000	2.70%, 04/01/2035(4)	47,139

The accompanying notes are an integral part of these financial statements.

118

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 93.0% - (continued)
		Pennsylvania - 5.5% - (continued)
$	100,000	Montgomery County Industrial Development Auth Rev 5.00%, 12/01/2025	$117,001
	150,000	Pennsylvania Higher Educational Facilities Auth Rev 5.00%, 05/01/2025	182,639
		Pennsylvania Turnpike Commission Rev
	250,000	1.61%, 12/01/2021(4)	249,417
	150,000	5.00%, 12/01/2025	184,110
	90,000	5.00%, 12/01/2031	106,448
	115,000	School District of Philadelphia 5.00%, 09/01/2019	124,700

			1,060,761

		Puerto Rico - 0.7%
	200,000	Commonwealth of Puerto Rico 6.00%, 07/01/2039	127,500

		Rhode Island - 1.0%
	180,000	Rhode Island Housing & Mortgage Finance Corp., RI, Rev 4.00%, 10/01/2032	187,002

		Tennessee - 2.3%
	150,000	Shelby Counnty, TN, Health Educational & Housing Facs Board Rev 5.00%, 09/01/2025	165,873
	250,000	Tennessee Housing Dev Agency Rev 3.50%, 01/01/2047	269,000

			434,873

		Texas - 11.6%
	150,000	Arlington, TX, Higher Education Finance Corp. Rev 4.00%, 08/15/2030	167,346
	250,000	Central Texas Turnpike System Rev 5.00%, 08/15/2042	278,407
	200,000	City of Austin, TX, Airport System Rev 5.00%, 11/15/2031	231,456
	250,000	Dallas/Fort Worth, TX, International Airport Rev 5.00%, 11/01/2043	273,617
	100,000	Harris County-Houston Sports Auth Rev 5.00%, 11/15/2020	114,620
	75,000	Kerrville Health Facs Dev Corp. 5.00%, 08/15/2023	86,175
	150,000	Lower Colorado River, TX, Auth Rev 5.00%, 05/15/2040	172,437
	100,000	New Hope, TX, Cultural Education Facilities Finance Corp. 5.00%, 11/01/2031	113,468
	185,000	North Texas Tollway Auth Rev 6.25%, 01/01/2039	205,191
	180,000	Northside Independent School Dist 1.65%, 08/01/2045(4)	181,424
	100,000	Tarrant County, TX, Cultural Education Facs Financing Corp. 4.50%, 11/15/2021	101,287
	250,000	Texas Municipal Gas Acquisition & Supply Corp. Rev 5.25%, 12/15/2025	299,417

			2,224,845

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 93.0% - (continued)
		Virginia - 0.5%
$	90,000	Wise County Industrial Development Auth Rev 1.88%, 11/01/2040(4)	$91,013

		Washington - 3.7%
	300,000	State of Washington, GO 5.00%, 08/01/2032	364,785
	95,000	Tobacco Settlement Auth Rev 5.00%, 06/01/2017	97,216
	115,000	Washington State Health Care Fac Auth Rev 5.00%, 01/01/2026	139,154
	100,000	Washington State Housing Finance Commission Rev 7.00%, 07/01/2050(3)	106,459

			707,614

		Total Municipal Bonds (cost $17,425,518)	$17,772,012

		Total Long-Term Investments (cost $17,425,518)	$17,772,012

SHORT-TERM INVESTMENTS - 7.5%
		Other Investment Pools & Funds - 7.5%
	1,424,374	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$1,424,374

		Total Short-Term Investments (cost $1,424,374)	$1,424,374

Total Investments (cost $18,849,892)^	100.5%	$19,196,386
Other Assets and Liabilities	(0.5)%	(89,892)

Total Net Assets	100.0%	$19,106,494

The accompanying notes are an integral part of these financial statements.

119

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $18,849,892 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$435,222
Unrealized Depreciation	(88,728)

Net Unrealized Appreciation	$346,494

(1)	Security is a zero-coupon bond.

(2)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $367,990 at October 31, 2016.

(3)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $207,496, which represents 1.1% of total net assets.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Abbreviations:
DA	Development Authority
FA	Finance Authority
GO	General Obligation
PA	Port Authority
Rev	Revenue
USD	United School District

The accompanying notes are an integral part of these financial statements.

120

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Municipal Bonds	$17,772,012	$—	$17,772,012	$—
Short-Term Investments	1,424,374	1,424,374	—	—

Total	$19,196,386	$1,424,374	$17,772,012	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

121

The Hartford Municipal Opportunities Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4%
		Alabama - 0.7%
$	1,615,000	Alabama Federal Aid Highway Finance Auth 5.00%, 09/01/2026	$1,887,967
	2,000,000	Jefferson County, AL, Sewer Rev 5.00%, 10/01/2017	2,058,460
	1,540,000	Mobile, AL, Industrial Development Board Pollution 1.65%, 06/01/2034(1)	1,544,020

			5,490,447

		Alaska - 0.3%
	2,000,000	CIVICVentures, AK, Rev 5.00%, 09/01/2025	2,409,640

		Arizona - 1.5%
		Arizona State Health Fac Auth
	2,000,000	5.00%, 12/01/2029	2,378,120
	2,000,000	5.00%, 12/01/2030	2,368,440
	265,000	Estrella Mountain Ranch, AZ, Community Fac Dist GO 6.20%, 07/15/2032	269,261
	380,000	Maricopa County Industrial Dev Auth 5.25%, 07/01/2032	390,253
	1,400,000	Pima County, AZ, IDA Education Rev, Legacy Traditional Charter School 8.50%, 07/01/2039	1,652,756
	3,000,000	Salt River, AZ, Agricultural Improvement 5.00%, 12/01/2027	3,542,070
	855,000	Salt Verde Financial Corp. 5.25%, 12/01/2020	970,459

			11,571,359

		California - 9.6%
		Alameda Corridor Transportation Auth
	600,000	5.00%, 10/01/2024	720,396
	500,000	5.00%, 10/01/2025	605,510
	2,500,000	Alhambra, CA, Unified School District 0.00%, 08/01/2036(2)	1,269,950
	1,150,000	Bay Area, CA, Toll Auth Bridge Rev 1.50%, 04/01/2047(1)	1,155,727
		California County, CA, Tobacco Securitization
	175,000	4.00%, 06/01/2017	177,821
	800,000	4.00%, 06/01/2018	833,488
	1,000,000	5.00%, 06/01/2022	1,159,870
		California State Communities DA Rev
	955,000	1.35%, 04/01/2036(1)	874,398
	1,000,000	5.63%, 10/01/2032	1,104,680
	4,985,000	California State GO 6.50%, 04/01/2033	5,636,490
	1,500,000	California State Health Facilities 6.00%, 07/01/2029	1,690,935
	1,000,000	California State Public Works Board, Correctional Facilities Improvement 6.00%, 03/01/2035	1,157,170
	2,000,000	California State Public Works Board, Lease Rev 5.25%, 10/01/2023	2,382,000
	2,000,000	California State Public Works Board, State University Trustees 6.25%, 04/01/2034	2,253,600
	2,500,000	California Statewide Communities Dev Auth Rev 5.25%, 12/01/2056(3)	2,782,300

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4% - (continued)
		California - 9.6% - (continued)
$	910,000	Elk Grove Finance Auth Special Tax 5.00%, 09/01/2032	$1,079,670
	660,000	Foothill-Eastern, CA, Transportation Corridor Agency 5.00%, 01/15/2053(1)	676,388
	5,000,000	Golden State Tobacco Securitization Corp. 5.75%, 06/01/2047	4,921,900
		Hemet, CA, Unif School Dist FA Special Tax
	1,440,000	5.00%, 09/01/2030	1,638,259
	535,000	5.00%, 09/01/2031	605,727
	5,225,000	Long Beach, CA, FA Natural Gas 2.00%, 11/15/2027(1)	4,953,300
	1,000,000	Oakland, CA, Airport Rev 5.00%, 05/01/2026	1,147,350
		Orange County Community Fac Dist
	1,000,000	5.00%, 08/15/2034	1,136,830
	1,000,000	5.00%, 08/15/2036(4)	1,124,010
	2,500,000	5.00%, 08/15/2041(4)	2,788,100
	480,000	Palomar Health, CA, Rev 3.00%, 11/01/2017	485,650
	500,000	Port of Oakland, CA 5.00%, 05/01/2023	589,365
	1,000,000	Rancho Cucamonga, CA, Redev Agency Tax 5.00%, 09/01/2029	1,209,900
	1,150,000	San Bernardino, CA, USD GO 5.00%, 08/01/2021	1,340,521
	1,000,000	San Buenaventura, CA, Community Memorial Health System 7.50%, 12/01/2041	1,195,360
	3,000,000	San Diego, CA, Redev Agency Tax Allocation 7.00%, 11/01/2039	3,407,610
		San Diego, CA, Unified School District
	805,000	4.00%, 07/01/2034	895,176
	865,000	4.00%, 07/01/2035	959,060
	875,000	San Joaquin Hills, CA, Transporation Auth 5.00%, 01/15/2029	1,028,440
		San Jose, CA, Redev Agency
	2,575,000	5.00%, 08/01/2022	2,652,919
	500,000	6.50%, 08/01/2023	546,420
		San Mateo Joint Powers Financing Auth
	1,250,000	5.00%, 06/15/2029	1,550,562
	1,250,000	5.00%, 06/15/2030	1,545,512
	1,335,000	Santa Cruz County, CA, Redev Agency 6.63%, 09/01/2029	1,545,863
		Santa Margarita, CA, Water Dist Special Tax
	500,000	4.25%, 09/01/2021	548,615
	500,000	5.00%, 09/01/2022	573,220
	500,000	5.00%, 09/01/2023	580,380
	1,095,000	5.00%, 09/01/2028	1,264,079
	1,500,000	Stockton Redev. Agcy. Successor Agcy. 5.00%, 09/01/2029(4)	1,781,745
		Tustin, CA, Community Facilities District
	775,000	5.00%, 09/01/2020	877,068
	600,000	5.00%, 09/01/2021	693,498
	3,000,000	Twin Rivers, CA, Unif School Dist Cops 3.45%, 07/01/2037(1)	3,000,000

			72,146,832

		Colorado - 2.1%
	10,000,000	City of Colorado Springs CO Utilities System Rev. 0.68%, 11/01/2026(1)	10,000,000

The accompanying notes are an integral part of these financial statements.

122

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4% - (continued)
		Colorado - 2.1% - (continued)
$	1,330,000	Colorado Health Fac Auth 1.61%, 10/01/2039(1)	$1,324,148
	1,000,000	Denver, CO, City and County Special Fac Airport Rev 5.00%, 11/15/2018	1,070,450
	800,000	Denver, CO, Convention Center Hotel Auth. 5.00%, 12/01/2027(4)	936,568
	2,000,000	Park Creek Metropolitan District 5.00%, 12/01/2029	2,324,400

			15,655,566

		Connecticut - 2.3%
	5,000,000	City of Bridgeport, CT, GO 5.00%, 08/15/2025	6,050,250
	475,000	City of New Britain, CT, GO 5.00%, 03/01/2017	481,275
	2,600,000	City of New Haven, CT, GO 5.00%, 08/01/2024	3,117,738
		Connecticut Housing FA
	860,000	4.00%, 11/15/2044	927,260
	1,995,000	4.00%, 11/15/2045	2,145,862
	700,000	Connecticut State Health & Educational Fac Auth 2.88%, 09/01/2020(3)	703,038
	2,250,000	State of Connecticut, GO 5.00%, 05/15/2025	2,727,945
	1,000,000	Town of Hamden, CT 4.00%, 08/15/2018	1,045,980

			17,199,348

		District of Columbia - 0.4%
		Metropolitan Washington, DC, Airport Auth System Rev
	1,000,000	5.00%, 10/01/2020	1,138,580
	1,450,000	5.00%, 10/01/2022	1,720,686

			2,859,266

		Florida - 5.4%
	2,000,000	Broward County, FL, School Board 5.00%, 07/01/2027	2,425,300
		City of Port State Lucie, FL,
	2,410,000	4.00%, 07/01/2028	2,621,309
	2,415,000	4.00%, 07/01/2029	2,603,563
		Collier County, FL, Industrial Development Auth
	200,000	6.25%, 05/15/2035(3)	205,040
	500,000	6.50%, 05/15/2020(3)	502,225
	500,000	7.00%, 05/15/2024(3)	569,715
	2,045,000	Florida Village Community Development Dist 8 6.38%, 05/01/2038	2,169,213
	1,040,000	Greater Orlando, FL, Aviation Auth 5.00%, 10/01/2024	1,198,382
	125,000	Highlands County, FL, Adventist Health (Prerefunded with US Gov’t Securities) 5.25%, 11/15/2036(1)	125,191
	1,905,000	Highlands County, FL, Health Fac Auth 5.25%, 11/15/2036	1,907,953
	2,000,000	Jacksonville, FL, Econ Development Commission 6.25%, 09/01/2027(3)	2,060,140
	2,700,000	Jacksonville, FL, Sales Tax Rev 5.00%, 10/01/2021	3,156,921

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4% - (continued)
		Florida - 5.4% - (continued)
$	2,000,000	Lake County, FL, School Board 5.00%, 06/01/2026	$2,405,880
	1,750,000	Lakeland, FL, Retirement Community Rev 6.38%, 01/01/2043	1,859,375
	500,000	Magnolia Creek, FL, Community Development Dist Capital Improvement 5.90%, 05/01/2039*	107,500
	1,000,000	Miami Beach, FL, Redevelopment Agency 5.00%, 02/01/2026	1,203,600
	3,000,000	Miami-Dade County, FL 5.00%, 07/01/2032	3,580,710
		Miami-Dade County, FL, Aviation Rev
	1,000,000	5.00%, 10/01/2024	1,162,210
	2,500,000	5.00%, 10/01/2026	2,856,175
	200,000	5.00%, 10/01/2035	221,744
	2,000,000	Miami-Dade County, FL, School Board 5.00%, 08/01/2027	2,459,120
	2,130,000	Orange County, FL, School Board 5.00%, 08/01/2026	2,540,089
	1,000,000	Palm Beach County, FL, Health System 6.75%, 06/01/2024	1,167,600
	715,000	River Bend Community Development Dist, FL, Capital Improvement Rev 7.13%, 11/01/2015*	92,235
	375,000	Village, FL, Community Development Dist No. 11 3.25%, 05/01/2019	376,103
	775,000	Volusia County, FL, School Board 5.00%, 08/01/2025	944,120

			40,521,413

		Georgia - 0.8%
	2,860,000	Burke County, GA, Development Auth Rev 2.35%, 10/01/2032(1)	2,923,092
	1,500,000	Dekalb Newton and Gwinnett Counties, GA, Joint DA 6.00%, 07/01/2034	1,680,000
	1,500,000	Marietta, GA, DA Life University, Inc. Proj 7.00%, 06/15/2030	1,599,090

			6,202,182

		Hawaii - 0.2%
	1,000,000	Hawaii State Dept of Transportation 5.00%, 08/01/2022	1,166,140

		Idaho - 0.1%
	1,000,000	Idaho State Health Facilities Auth Rev 5.00%, 03/01/2032	1,152,670

		Illinois - 13.5%
	790,000	Aurora, IL, Tax Increment Rev 6.75%, 12/30/2027	836,958
		Chicago Midway International Airport
	500,000	5.00%, 01/01/2021	565,790
	1,420,000	5.00%, 01/01/2031	1,643,494
	2,545,000	Chicago O’Hare International Airport Rev 5.00%, 01/01/2030	3,001,700
		Chicago Park Dist
	1,000,000	4.00%, 01/01/2017	1,004,430
	500,000	5.25%, 01/01/2037	538,000
		Chicago Transit Auth
	3,000,000	5.00%, 06/01/2020	3,331,170
	800,000	5.25%, 12/01/2027	907,552
	5,000,000	5.25%, 12/01/2028	5,649,250

The accompanying notes are an integral part of these financial statements.

123

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4% - (continued)
		Illinois - 13.5% - (continued)
		Chicago, IL, Board of Education
$	1,510,000	5.00%, 12/01/2042	$1,321,099
	1,625,000	6.00%, 01/01/2020	1,704,690
	275,000	Chicago, IL, Park Dist GO 5.00%, 01/01/2020	294,170
		Chicago, IL, Park Dist, GO
	65,000	5.00%, 01/01/2019	69,545
	700,000	5.00%, 01/01/2025	810,096
	2,750,000	5.00%, 01/01/2026	3,157,303
	100,000	5.00%, 01/01/2036	107,609
	2,770,000	Chicago, IL, Transit Auth 5.00%, 06/01/2021	2,779,335
		City of Chicago, IL, GO
	1,700,000	4.00%, 01/01/2018	1,714,739
	700,000	5.00%, 12/01/2023	727,678
	2,000,000	5.00%, 01/01/2024	2,131,060
	1,000,000	5.50%, 01/01/2040	1,039,210
		City of Chicago, IL, Wastewater Transmission Rev
	715,000	5.00%, 01/01/2028	816,694
	1,785,000	5.00%, 01/01/2029	2,025,065
		City of Chicago, IL, Waterworks Rev
	615,000	5.00%, 11/01/2017	616,820
	135,000	5.00%, 11/01/2023	154,976
	1,000,000	5.00%, 11/01/2027	1,185,840
	1,020,000	5.00%, 11/01/2028	1,178,161
	1,000,000	Cook Cnty. Community High School Dist. No 212 Leyden 5.00%, 12/01/2034	1,133,300
	3,465,000	Cook County, IL, Community Consolidated School Dist 5.00%, 12/01/2024	4,187,938
	1,775,000	Cook County, IL, Community High School Dist No. 212 Leyden 5.00%, 12/01/2026	2,082,128
	3,415,000	Cook County, IL, GO 5.00%, 11/15/2027	4,022,392
	1,400,000	Illinois FA Rev, Art Institute of Chicago 6.00%, 03/01/2038	1,562,022
	700,000	Illinois FA Rev, Depaul University Rev 5.00%, 10/01/2028	854,833
	3,000,000	Illinois FA Rev, Silver Cross Hospital and Medicine 5.50%, 08/15/2030	3,167,760
		Illinois Finance Auth
	1,000,000	5.00%, 11/15/2023	1,217,140
	1,240,000	7.75%, 08/15/2034	1,467,652
	4,000,000	Illinois Metropolitan Pier & Exposition Auth 0.00%, 12/15/2024(2)	3,001,400
		Illinois State FA Rev
	4,000,000	5.00%, 02/15/2027	4,618,920
	665,000	5.00%, 11/15/2028	794,522
	1,650,000	5.00%, 11/15/2031	1,926,557
	1,500,000	5.00%, 11/15/2033	1,734,150
	1,510,000	5.00%, 11/15/2034	1,734,522
		Illinois State GO
	1,500,000	5.00%, 01/01/2022	1,596,780
	1,500,000	5.00%, 08/01/2025	1,630,740
	1,500,000	5.25%, 01/01/2021	1,637,175
	1,455,000	6.50%, 06/15/2022	1,671,082

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4% - (continued)
		Illinois - 13.5% - (continued)
$	1,000,000	Illinois State Toll Highway Auth 5.00%, 12/01/2031	$1,190,000
	2,800,000	Kane Cook & DuPage Counties, IL, GO 5.00%, 01/01/2031	3,187,352
	1,250,000	Kane McHenry Cook & DeKalb Counties, IL, USD 5.00%, 01/01/2027	1,466,275
	1,665,000	Kendall Kane & Will County, IL, Community Unit School District 5.00%, 02/01/2034	1,924,757
		Metropolitan Pier & Exposition Auth
	1,120,000	0.00%, 06/15/2020(2)	1,007,798
	2,000,000	0.00%, 06/15/2027(2)	1,331,360
	1,650,000	5.00%, 12/15/2020	1,827,408
		Metropolitan Water Reclamation District of Greater Chicago
	5,000,000	5.00%, 12/01/2027	6,192,850
	2,530,000	5.00%, 12/01/2031	2,854,270
	985,000	State of Illinois 5.00%, 02/01/2026	1,076,792

			101,412,309

		Indiana - 1.6%
	2,000,000	City of Whiting, IN 5.00%, 03/01/2046(1)	2,316,240
	1,000,000	Indiana State FA Hospital Rev 5.00%, 12/01/2029	1,193,920
	1,625,000	Indiana State Financing Auth Rev 5.00%, 03/01/2023	1,838,980
	1,000,000	Indianapolis Local Public Improvement Bond Bank 5.00%, 01/01/2031	1,181,340
	1,000,000	Indianapolis, IN, Airport Auth Rev 5.00%, 01/01/2029	1,158,690
	775,000	Richmond, IN, Hospital Auth Rev 5.00%, 01/01/2035	883,422
	2,000,000	Vigo County, IN, Hospital Auth 5.75%, 09/01/2042(3)	2,081,660
	1,000,000	Whiting, IN, Environmental Facilities Rev 1.85%, 06/01/2044(1)	1,008,790

			11,663,042

		Kansas - 0.4%
		Wyandotte County-Kansas City, KS
	1,000,000	5.00%, 09/01/2025	1,208,300
	1,390,000	5.00%, 09/01/2028	1,674,700

			2,883,000

		Kentucky - 0.5%
	350,000	Kentucky Public Transportation Inf Auth 5.00%, 07/01/2017	359,009
	1,710,000	Louisville & Jefferson County, KY, Metropolitan Gov’t Pollution Control Rev 1.65%, 10/01/2033(1)	1,713,813
	1,515,000	Louisville & Jefferson County, KY, Metropolitan Gov’t Rev Catholic Health Initiatives 5.00%, 12/01/2023	1,745,083

			3,817,905

		Louisiana - 2.5%
	2,000,000	City of Shreevport, LA, Water & Sewer Revenue 5.00%, 12/01/2027	2,414,620

The accompanying notes are an integral part of these financial statements.

124

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4% - (continued)
		Louisiana - 2.5% - (continued)
$	2,500,000	Louisana State, Tobacco Settlement Financing Corp. 5.00%, 05/15/2026	$2,552,225
	975,000	Louisiana State Local Gov’t Environmental Facs & Community DA 5.75%, 11/15/2030	1,040,023
	1,750,000	Louisiana State, Local Gov’t Environmental Facilities & Community Development Auth 6.00%, 11/15/2035	1,873,287
		New Orleans, LA, Aviation Board
	750,000	5.00%, 01/01/2034	853,185
	2,500,000	6.00%, 01/01/2023	2,755,750
		State of Louisiana
	2,000,000	5.00%, 08/01/2027	2,443,520
	4,000,000	5.00%, 12/01/2031	4,762,720

			18,695,330

		Maryland - 0.3%
	480,000	Maryland Economic Dev. Corp. 4.00%, 06/01/2020	522,168
	1,500,000	Westminster Maryland Rev 4.38%, 07/01/2021	1,545,510

			2,067,678

		Massachusetts - 2.4%
	6,915,000	Commonwealth of Massachusetts 0.97%, 11/01/2020(1)	6,879,042
	2,650,000	Commonwealth of Massachusetts, GO 4.00%, 09/01/2034	2,888,155
		Massachusetts Dev. Finance Agcy.
	165,000	4.00%, 07/15/2036	185,894
	1,000,000	5.00%, 07/01/2029	1,165,710
	2,000,000	5.00%, 07/01/2030	2,311,460
		Massachusetts State Development Fin Agency Rev
	1,200,000	5.00%, 01/01/2019	1,294,296
	1,200,000	8.00%, 04/15/2031	1,441,620
		Massachusetts State PA
	455,000	4.00%, 07/01/2022	514,660
	385,000	5.00%, 07/01/2021	445,249
	650,000	5.00%, 07/01/2023	774,572

			17,900,658

		Michigan - 3.9%
	250,000	City of Detriot, MI, Distributable State Aid GO 4.25%, 11/01/2021	260,408
	4,000,000	Great Lakes, MI, Water Auth. Water Supply System Rev. 5.00%, 07/01/2029	4,740,240
	4,000,000	Kent, MI, Hospital FA 6.00%, 07/01/2035	4,013,160
		Michigan FA
	1,000,000	5.00%, 07/01/2018	1,060,080
	2,700,000	5.00%, 10/01/2030	3,137,535
		Michigan Finance Auth
	2,165,000	5.00%, 04/01/2020	2,403,042
	665,000	5.00%, 07/01/2027	788,038
	665,000	5.00%, 07/01/2028	781,275
	650,000	5.00%, 07/01/2029	752,329
		Michigan St FA
	2,555,000	5.00%, 06/01/2033	2,943,871
	1,000,000	5.00%, 06/01/2034	1,148,520

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4% - (continued)
		Michigan - 3.9% - (continued)
$	735,000	Michigan State Building Auth 5.00%, 04/15/2027	$912,061
	2,000,000	Royal Oak, MI, Hospital FA 8.25%, 09/01/2039	2,266,240
	1,415,000	State of Michigan 5.00%, 03/15/2027	1,762,609
	1,690,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	1,996,026

			28,965,434

		Minnesota - 0.5%
		City of Rochester, MN, Healthcare & Housing Rev Fac
	250,000	2.00%, 12/01/2018	250,042
	250,000	4.00%, 12/01/2019	261,340
	940,000	Duluth, MN, Independent School District No 709 4.00%, 02/01/2027	1,062,341
		Sartell, MN, Independent School District No. 748
	1,410,000	0.00%, 02/01/2029(2)	1,004,343
	1,850,000	0.00%, 02/01/2030(2)	1,265,104

			3,843,170

		Mississippi - 0.3%
	1,850,000	State of Mississippi 5.00%, 10/15/2029	2,176,617

		Missouri - 0.5%
	3,500,000	Kirkwood, MO, Industrial DA Retirement Community 8.25%, 05/15/2045	3,897,670

		Nevada - 0.8%
		Clark County, NV
	1,040,000	2.25%, 12/01/2019	1,060,842
	1,000,000	2.50%, 12/01/2018	1,022,030
	750,000	3.00%, 12/01/2017	763,762
		Las Vegas, NV, Spl Impt Dist
	360,000	5.00%, 06/01/2027	385,999
	690,000	5.00%, 06/01/2029	730,538
	390,000	Mesquite, NV, Special Improvement Dist 6.00%, 08/01/2027	393,900
	1,110,000	Nevada State Natural Resources GO 5.00%, 03/01/2026	1,323,708

			5,680,779

		New Jersey - 2.6%
	100,000	New Jersey Economic Dev Auth 2.27%, 02/01/2018(1)	100,408
	250,000	New Jersey Economic Dev. Auth. 4.00%, 07/15/2018	259,078
	2,855,000	New Jersey Health Care Facilities FA, Hospital Asset Transformation 5.75%, 10/01/2031	3,116,404
	550,000	New Jersey State Building Auth Rev 4.00%, 06/15/2018	569,365
	960,000	New Jersey State Econ DA 4.88%, 09/15/2019	1,015,402
	2,000,000	New Jersey State Educational FA Rev, University of Medicine & Dentistry 7.50%, 12/01/2032	2,328,320

The accompanying notes are an integral part of these financial statements.

125

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4% - (continued)
		New Jersey - 2.6% - (continued)
		New Jersey State Transportation Trust Fund Auth
$	5,000,000	0.00%, 12/15/2032(2)	$2,620,150
	1,000,000	5.00%, 09/15/2017(4)	1,033,000
		New Jersey Transportation Trust Fund Auth
	3,000,000	5.00%, 06/15/2018	3,153,210
	4,940,000	5.00%, 06/15/2021	5,168,870

			19,364,207

		New Mexico - 0.5%
	3,000,000	Los Alamos County, NM, Tax Improvement Rev 5.88%, 06/01/2027	3,234,750
	865,000	Montecito Estates, NM, Public Improvement Dist 7.00%, 10/01/2037	913,578

			4,148,328

		New York - 11.1%
		City of New York, NY
	8,050,000	0.69%, 08/01/2031(1)	8,050,000
	4,000,000	6.25%, 10/15/2028	4,411,916
	5,170,000	Liberty, NY, Corp. Development Goldman Sachs Headquarters 5.25%, 10/01/2035	6,529,348
	1,460,000	Long Island Power Auth 1.25%, 05/01/2033(1)	1,457,124
	940,000	New York City Housing Development Corp. 4.50%, 02/15/2048	1,013,508
	1,000,000	New York City, NY, Transitional Fin Auth 5.00%, 07/15/2026	1,245,220
		New York Metropolitan Transportation Auth Rev
	2,100,000	5.00%, 11/15/2020	2,403,450
	5,000,000	5.25%, 11/15/2027	6,449,550
	980,000	New York Mortgage Agency Rev 3.50%, 10/01/2034	1,030,882
		New York State Dormitory Auth Rev
	1,670,000	5.00%, 03/15/2022	1,948,472
	2,000,000	5.00%, 12/15/2027	2,389,540
	970,000	5.00%, 03/15/2028	1,025,804
	7,000,000	5.00%, 03/15/2030	8,578,700
	6,305,000	5.00%, 03/15/2031	7,645,875
	860,000	New York State Energy Research & Development Auth 2.38%, 07/01/2026(1)	878,146
	1,535,000	New York State Liberty Development Corp. Rev 5.15%, 11/15/2034(3)	1,745,541
		New York State Thruway Auth
	1,000,000	4.00%, 01/01/2037	1,065,510
	1,000,000	5.00%, 01/01/2019	1,085,070
	1,000,000	New York State Urban Development Corp. Rev 5.00%, 03/15/2026	1,212,430
	1,825,000	New York Transportation Development Corp. Rev 5.00%, 08/01/2018	1,918,823
	1,145,000	Newburth, NY, GO 5.00%, 06/15/2019	1,245,897
	2,750,000	PA of New York and New Jersey 5.00%, 10/15/2025	3,355,825
	2,500,000	Sales Tax Asset Receivable Corp. 5.00%, 10/15/2029	3,102,650
	245,000	Syracuse, NY, Industrial Dev. Agcy. 5.00%, 01/01/2029	283,137

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4% - (continued)
		New York - 11.1% - (continued)
		Town of Oyster Bay, NY, GO
$	100,000	2.25%, 03/01/2017	$99,568
	285,000	2.50%, 03/01/2018	280,736
	25,000	2.50%, 03/01/2019	24,533
	615,000	2.63%, 03/01/2020	599,920
	400,000	3.00%, 08/15/2017	398,540
	500,000	3.00%, 03/01/2018	508,295
	100,000	3.00%, 08/15/2018	99,550
	205,000	3.00%, 08/15/2019	203,155
	175,000	3.00%, 08/15/2020	172,468
	115,000	3.50%, 03/15/2017	115,077
	50,000	3.75%, 12/01/2018	50,487
	275,000	5.00%, 02/15/2018	280,500
	95,000	5.00%, 03/15/2019	98,798
	2,340,000	5.00%, 08/15/2024	2,769,507
	2,500,000	TSASC, Inc. 5.00%, 06/01/2034	2,473,975
	940,000	Ulster County, NY, Capital Resource Corp. Rev 0.00%, 09/15/2044(3)	852,477
	2,000,000	Ulster County, NY, IDA Kingston Regional Senior Living 6.00%, 09/15/2042	2,000,820
		Yonkers, NY, GO
	885,000	3.00%, 08/15/2019	924,250
	1,000,000	5.00%, 03/15/2021	1,145,560

			83,170,634

		North Carolina - 0.7%
	1,325,000	North Carolina Eastern Municipal Power 4.00%, 01/01/2020	1,447,934
	1,555,000	North Carolina Medical Care Commission Retirement FA Rev, First Mortgage Galloway Ridge 5.88%, 01/01/2031	1,684,889
	1,175,000	North Carolina Medical Care Commission Rev 5.00%, 10/01/2027(4)	1,414,841
	1,000,000	North Carolina State Medical Care Commission, Galloway Ridge, Inc. 6.00%, 01/01/2039	1,081,930

			5,629,594

		Ohio - 3.1%
	2,000,000	Allen County, OH, Hospital Fac Rev 5.00%, 05/01/2023	2,349,400
		Buckeye, OH, Tobacco Settlement FA
	4,000,000	5.88%, 06/01/2047	3,749,880
	6,680,000	6.00%, 06/01/2042	6,313,402
		City of Cleveland, OH, Airport System Rev
	1,165,000	5.00%, 01/01/2022	1,355,419
	1,060,000	5.00%, 01/01/2023	1,254,234
	345,000	County of Hamilton, OH, Sales Tax Rev 5.00%, 12/01/2027	434,859
	1,750,000	County of Montgomery, OH 5.00%, 05/01/2039	1,868,737
	2,000,000	Dayton, OH, City School Dist GO 5.00%, 11/01/2027	2,504,280
	2,275,000	Lancaster, OH, Gas Rev 0.95%, 02/01/2019(1)	2,260,281
	1,085,000	Ohio Air Quality Dev Auth Rev 3.13%, 07/01/2033(1)	1,019,748

			23,110,240

The accompanying notes are an integral part of these financial statements.

126

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4% - (continued)
		Oregon - 0.3%
		Port of Portland, OR, Airport Rev
$	1,000,000	5.00%, 07/01/2031	$1,161,180
	750,000	5.00%, 07/01/2032	868,072

			2,029,252

		Other U.S. Territories - 0.1%
	705,000	Puerto Rico Highway & Transportation Auth 4.95%, 07/01/2026	742,287

		Pennsylvania - 6.3%
	500,000	Allegheny County Hospital Development Auth 5.38%, 08/15/2029	552,035
	955,000	Allegheny County, PA, Industrial DA Charter School 6.75%, 08/15/2035	1,034,084
	945,000	Allegheny County, PA, Port Authority 5.00%, 03/01/2019	1,026,034
		Beaver County, PA, Industrial Dev Auth Rev
	1,900,000	2.50%, 12/01/2041(1)	1,873,666
	1,930,000	2.70%, 04/01/2035(1)	1,819,546
		Beaver County, PA, GO
	1,220,000	5.00%, 11/15/2020	1,368,694
	1,285,000	5.00%, 11/15/2021	1,470,027
	1,345,000	5.00%, 11/15/2022	1,566,602
	2,000,000	Commonwealth FA, PA, 5.00%, 06/01/2026	2,365,200
	3,000,000	Commonwealth of Pennsylvania 5.00%, 09/15/2027	3,666,810
	1,165,000	Montgomery County, PA, Higher Education and Health 5.00%, 10/01/2023	1,367,349
	2,410,000	Montgomery County, PA, Industrial Dev Auth 5.00%, 12/01/2046	2,644,348
	2,250,000	Pennsylvania State IDA 5.00%, 07/01/2021	2,591,145
		Pennsylvania State Turnpike Commission Rev
	575,000	1.51%, 12/01/2020(1)	573,125
	2,000,000	1.53%, 12/01/2021(1)	1,987,960
	300,000	5.00%, 12/01/2027	364,092
	1,335,000	6.00%, 06/01/2028	1,442,080
		Pennsylvania Turnpike Commission
	1,000,000	5.00%, 12/01/2029	1,202,700
	1,590,000	5.00%, 12/01/2030	1,898,349
	2,000,000	5.00%, 12/01/2033	2,345,620
	925,000	Pennsylvania Turnpike Commission Rev 1.61%, 12/01/2021(1)	922,845
		Philadelphia, PA, Municipal Auth
	750,000	6.38%, 04/01/2029	835,875
	800,000	6.50%, 04/01/2034	892,744
	1,635,000	Philadelphia, PA, School Dist GO 5.00%, 09/01/2023(4)	1,873,416
		Pittsburgh, PA, School Dist GO
	1,575,000	5.00%, 09/01/2021	1,820,432
	750,000	5.00%, 09/01/2023	868,762
		School Dist. of Philadelphia
	150,000	3.00%, 09/01/2019	154,436
	3,500,000	5.00%, 09/01/2017	3,598,280
	1,560,000	5.00%, 09/01/2022	1,775,670
	1,000,000	Susquehanna, PA, Regional Airport Auth System Rev 5.00%, 01/01/2019	1,059,730

			46,961,656

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4% - (continued)
		Puerto Rico - 0.8%
		Commonwealth of Puerto Rico
$	3,685,000	5.75%, 07/01/2038*	$2,330,763
	5,545,000	6.00%, 07/01/2039	3,534,937

			5,865,700

		Rhode Island - 1.1%
	1,415,000	Cranston, RI, GO 5.00%, 07/01/2019	1,555,396
	1,000,000	Rhode Island Commerce Corp. 5.00%, 06/15/2019	1,094,330
	1,900,000	Rhode Island Health & Educational Bldg Corp. 5.00%, 05/15/2027	2,256,535
	1,500,000	Rhode Island State & Providence Plantations 4.00%, 10/01/2018	1,582,320
	1,655,000	Rhode Island State Health & Educational Bldg Corp. 4.00%, 05/15/2017	1,675,655

			8,164,236

		South Carolina - 0.8%
	4,500,000	Greenville Cnty. School Dist 5.00%, 12/01/2023	4,515,165
	1,987,000	Lancaster County, SC, Sun City Assessment 7.70%, 11/01/2017*	417,270
	1,000,000	South Carolina State Public Service Auth 5.00%, 12/01/2029	1,212,690

			6,145,125

		South Dakota - 0.7%
	2,995,000	South Dakota Housing Dev Auth 3.50%, 11/01/2046	3,167,422
	1,000,000	South Dakota State Education Enhancement 5.00%, 06/01/2026	1,154,030
	1,000,000	South Dakota State Health & Educational FA 5.00%, 11/01/2029	1,165,950

			5,487,402

		Tennessee - 1.2%
		Shelby Cnty. Health Educational & Housing Facs. Board
	1,000,000	4.00%, 09/01/2031	973,730
	1,000,000	5.00%, 09/01/2037	1,058,860
	5,000,000	Tennessee Housing Dev Agency Rev 3.50%, 01/01/2047	5,380,000
	1,440,000	Tennessee Housing Dev. Agcy. 3.50%, 01/01/2047	1,543,406

			8,955,996

		Texas - 11.5%
	1,000,000	Arlington, TX, Higher Education Fin 5.00%, 08/15/2027	1,196,100
	1,500,000	Brazos Harbor, TX, Industrial Development Corp. 5.90%, 05/01/2038(1)	1,586,625
	1,395,000	City of Houston, TX, Ref 5.00%, 03/01/2027	1,722,727
	500,000	Clifton Higher Education Finance Corp. 4.00%, 08/15/2031	549,225
	5,000,000	Dallas Cnty. Utility & Reclamation Dist. 5.00%, 02/15/2027(4)	6,113,250
	1,250,000	Dallas Independent School Dist 1.50%, 02/15/2034(1)	1,256,813

The accompanying notes are an integral part of these financial statements.

127

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4% - (continued)
		Texas - 11.5% - (continued)
$	1,500,000	Dallas, TX, Area Rapid Transit Sales Tax Rev 5.00%, 12/01/2028	$1,848,045
	1,000,000	Denton Independent School Dist. 0.00%, 08/15/2020(2)	953,950
		Harris County - Houston, TX
	2,500,000	5.00%, 11/15/2030	2,938,375
	250,000	5.00%, 11/15/2032	284,500
	350,000	5.00%, 11/15/2034	393,523
	5,000,000	Houston Independent School Dist 1.38%, 06/01/2037(1)	5,006,950
	2,165,000	Irving Independent School Dist 5.00%, 02/15/2027	2,706,488
	1,500,000	Kerrville Health Fac Dev Corp. 5.00%, 08/15/2035	1,653,285
		New Hope Cultural Education Facilities Finance Corp.
	700,000	1.85%, 11/01/2020	692,531
	1,000,000	5.00%, 11/01/2046	1,100,720
	1,000,000	New Hope Cultural Education Facs. Finance Corp. 3.25%, 11/15/2022(4)	996,730
	2,375,000	New Hope, TX, Cultural Education Facilities Finance Corp. 5.00%, 11/01/2031	2,694,865
		North East Texas Regional Mobility Auth
	1,090,000	5.00%, 01/01/2024	1,284,816
	1,200,000	5.00%, 01/01/2025	1,430,916
	1,870,000	5.00%, 01/01/2026	2,252,303
	1,965,000	5.00%, 01/01/2027	2,345,404
		North Texas Tollway Auth Rev
	2,995,000	5.00%, 01/01/2022	3,523,438
	2,500,000	5.00%, 01/01/2030	2,934,225
	1,250,000	6.10%, 01/01/2028	1,384,043
	5,000,000	North Texas Tollway Auth. 0.00%, 01/01/2032(2)	2,950,300
		Permanent Univ. Fund
	3,000,000	5.00%, 07/01/2026	3,766,650
	2,000,000	5.00%, 07/01/2027	2,491,120
	1,985,000	San Antonio, TX, Airport System Rev 5.00%, 07/01/2023	2,283,822
		San Antonio, TX, Water Rev
	2,200,000	5.00%, 05/15/2026	2,682,614
	1,115,000	5.00%, 05/15/2031	1,353,298
	1,000,000	Spring Branch Independent School Dist. 5.00%, 02/01/2026	1,238,090
		Tarrant County, TX, Cultural Education Fac
	610,000	3.88%, 11/15/2020	615,935
	2,000,000	5.00%, 10/01/2034	2,221,740
	2,030,000	Texas Municipal Gas Acquisition & Supply Corp. 6.25%, 12/15/2026	2,457,701
	1,500,000	Texas State Transportation Commission 0.98%, 04/01/2032(1)	1,499,925
	1,250,000	Texas State Transportation Commission Turnpike System 5.00%, 08/15/2032	1,426,062
	2,500,000	Texas State Transportation Commission, GO 1.01%, 10/01/2041(1)	2,487,625
	2,000,000	Travis County, TX, Health Fac Development 7.13%, 11/01/2040	2,464,340

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4% - (continued)
		Texas - 11.5% - (continued)
$	1,000,000	Univ. of Texas System 5.00%, 08/15/2026	$1,276,570
	2,445,000	Willis Independent School Dist. 5.00%, 02/15/2027	3,056,519
	3,500,000	Wylie, TX, ISD, GO 0.00%, 08/15/2018(2)	3,428,530

			86,550,688

		Utah - 0.4%
	2,925,000	Utah Housing Corp. 4.00%, 01/01/2045	3,139,783

		Vermont - 0.5%
	2,800,000	Vermont Housing Finance Agency 4.00%, 11/01/2046	3,004,708
	900,000	Vermont State Econ DA Waste 4.75%, 04/01/2036(1)(3)	900,450

			3,905,158

		Virginia - 0.3%
	1,750,000	Washington County, VA, Industrial DA Hospital 7.75%, 07/01/2038	1,955,398

		Washington - 2.6%
	2,060,000	Chelan County, WA, Public Utility District No. 1 0.00%, 06/01/2028(2)	1,529,241
		Grant County, WA, Utility Dist 2
	1,825,000	5.00%, 01/01/2022	2,136,108
	1,905,000	5.00%, 01/01/2023	2,275,827
	3,000,000	State of Washington, GO 5.00%, 07/01/2033	3,583,470
		Washington State Health Care Fac Auth Rev
	1,295,000	5.00%, 01/01/2026	1,566,989
	780,000	5.00%, 07/01/2028	893,061
	2,000,000	5.00%, 03/01/2029	2,342,560
	3,600,000	Washington State Health Care Fac Auth, VA Mason Medical 6.13%, 08/15/2037	3,720,744
	1,150,000	Washington State Housing Finance Commission 7.00%, 07/01/2045(3)	1,228,280

			19,276,280

		West Virginia - 0.5%
	2,000,000	West Virginia Economic Dev. Auth 1.70%, 01/01/2041(1)	1,975,060
	1,740,000	West Virginia Economic Development Auth 1.90%, 03/01/2040(1)	1,748,596

			3,723,656

		Wisconsin - 1.7%
	1,790,000	Milwaukee County, WI, Airport Rev 5.00%, 12/01/2025	2,082,397
	1,500,000	Public Finance Auth 5.00%, 09/01/2025(3)	1,702,440
	1,700,000	Wisconsin Health and Educational Fac, Iowa Health System Obligated Group 5.00%, 12/01/2028	2,043,060
		Wisconsin State
	2,685,000	5.75%, 05/01/2033	2,980,833
	1,295,000	6.00%, 05/01/2036	1,445,945

The accompanying notes are an integral part of these financial statements.

128

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.4% - (continued)
		Wisconsin - 1.7% - (continued)
$	2,000,000	Wisconsin State Health & Educational Fac Auth Rev 5.00%, 11/15/2027	$2,428,320

			12,682,995

		Total Municipal Bonds (cost $706,855,072)	$730,387,070

		Total Long-Term Investments (cost $706,855,072)	$730,387,070

SHORT-TERM INVESTMENTS - 4.1%
		Other Investment Pools & Funds - 4.1%
	31,283,272	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$31,283,272

		Total Short-Term Investments (cost $31,283,272)	$31,283,272

Total Investments (cost $738,138,344)^	101.5%	$761,670,342
Other Assets and Liabilities	(1.5)%	(11,572,313)

Total Net Assets	100.0%	$750,098,029

The accompanying notes are an integral part of these financial statements.

129

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $738,138,344 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$28,482,351
Unrealized Depreciation	(4,950,353)

Net Unrealized Appreciation	$23,531,998

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

*	Non-income producing.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(2)	Security is a zero-coupon bond.

(3)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $15,333,306, which represents 2.0% of total net assets.

(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $18,102,578 at October 31, 2016.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Abbreviations:
DA	Development Authority
FA	Finance Authority
GO	General Obligation
ISD	Independent School District
IDA	Industrial Development Authority
PA	Port Authority
Rev	Revenue
USD	United School District
VA	Veterans Administration

The accompanying notes are an integral part of these financial statements.

130

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Municipal Bonds	$730,387,070	$—	$730,387,070	$—
Short-Term Investments	31,283,272	31,283,272	—	—

Total	$761,670,342	$31,283,272	$730,387,070	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

131

The Hartford Municipal Real Return Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.7%
		Alabama - 0.9%
$	1,500,000	County of Jefferson, AL, Sewer Rev 5.00%, 10/01/2018	$1,583,070

		Alaska - 0.9%
	375,000	Alaska Municipal Bond Bank Auth Rev 5.75%, 09/01/2033	407,616
	1,000,000	CIVICVentures, AK 5.00%, 09/01/2026	1,194,280

			1,601,896

		Arizona - 0.9%
	1,000,000	Arizona State Health Fac Auth Hospital System Rev 5.00%, 02/01/2020	1,109,400
	265,000	Estrella Mountain Ranch, AZ, Community Fac Dist GO 6.20%, 07/15/2032	269,261
	201,000	Sundance, AZ, Community Fac Dist 7.13%, 07/01/2027(1)	201,113

			1,579,774

		California - 13.1%
		California State Communities DA Rev
	570,000	1.35%, 04/01/2036(2)	521,892
	1,000,000	5.00%, 10/01/2022	1,110,430
	250,000	5.50%, 07/01/2037(3)	3
	500,000	California State Dept Water Resources Supply Rev 5.00%, 05/01/2022	531,055
	1,000,000	California State Health Facilities 6.00%, 07/01/2029	1,127,290
	170,000	California State Public Works Board, State University Trustees 6.13%, 04/01/2029	191,049
	1,530,000	Corona-Norco California University 4.00%, 09/01/2019	1,646,525
	300,000	El Dorado, CA, Irrigation Dist 5.38%, 08/01/2024	335,961
	315,000	Elk Grove, CA, Finance Auth 5.00%, 09/01/2031	375,924
	435,000	Foothill-Eastern, CA, Transportation Corridor Agency 5.00%, 01/15/2053(2)	445,801
	425,000	Golden State, CA, Tobacco Securitization Corp. 5.00%, 06/01/2017	435,417
	1,000,000	Hemet, CA, Unif School Dist FA Special Tax 5.00%, 09/01/2031	1,132,200
	400,000	Huntington Park, CA, Public FA Rev 5.25%, 09/01/2019	401,380
	1,100,000	Los Angeles, CA, Regional Airports Improvement Corp. 5.00%, 01/01/2020	1,210,517
	1,000,000	Oakland, CA, Airport Rev 5.00%, 05/01/2026	1,147,350
	500,000	San Bernardino, CA, Community College Dist GO 6.38%, 08/01/2026	547,910
	500,000	San Buenaventura, CA, Rev 5.25%, 12/01/2017	517,560
	60,000	San Diego, CA, Redev Agency, Centre City Sub Pkg 5.25%, 09/01/2026	60,208

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.7% - (continued)
		California - 13.1% - (continued)
$	1,120,000	San Francisco City & County, CA, Redev FA 6.50%, 08/01/2032	$1,276,486
	290,000	San Joaquin Hills, CA, Transporation Auth 5.00%, 01/15/2029	340,854
	1,000,000	San Jose, CA, Redev Agency 6.50%, 08/01/2019	1,095,960
	665,000	Santa Cruz County, CA, Redev Agency 6.63%, 09/01/2029	770,037
	500,000	Santa Margarita, CA, Water Dist Special Tax 5.00%, 09/01/2024	579,700
	500,000	5.00%, 09/01/2025	575,965
	970,000	5.00%, 09/01/2028	1,119,778
	500,000	Southern California State Public Power Auth 5.00%, 07/01/2023	542,645
	225,000	Temecula, CA, Redev Agency Tax Allocation Rev 5.63%, 12/15/2038	227,707
	1,000,000	Tuolumne, CA, Wind Proj Auth Rev 5.88%, 01/01/2029	1,106,230
	700,000	Twin Rivers, CA, Unif School Dist Certificates of Participation 3.20%, 06/01/2035(2)	701,645
	1,250,000	Ventura County, CA, Certificates of Participation 5.63%, 08/15/2027	1,410,487
	1,000,000	Washington Township, CA, Health Care Dist Rev 6.00%, 07/01/2029	1,095,490

			22,581,456

		Colorado - 0.5%
	200,000	Denver, CO, Convention Center Hotel Auth. 5.00%, 12/01/2027(4)	234,142
	600,000	University of Colorado Enterprise Rev 5.75%, 06/01/2028	672,672

			906,814

		Connecticut - 2.8%
	1,500,000	City of Bridgeport, CT, GO 5.00%, 08/15/2025	1,815,075
	950,000	City of Hartford, CT, GO 5.00%, 07/01/2027	1,097,069
	1,000,000	City of New Haven, CT, GO 5.00%, 11/01/2017	1,039,280
	750,000	State of Connecticut, GO 5.00%, 05/15/2025	909,315

			4,860,739

		District of Columbia - 2.6%
	3,000,000	District of Columbia University Rev 5.25%, 04/01/2034(2)	3,222,330
	1,035,000	Metropolitan Washington, DC, Airport Auth System Rev 5.00%, 10/01/2022	1,228,214

			4,450,544

		Florida - 6.2%
		Broward County, FL, Airport System Rev
	145,000	5.00%, 10/01/2019	160,100
	265,000	5.00%, 10/01/2020	300,749
	285,000	5.00%, 10/01/2021	331,321

The accompanying notes are an integral part of these financial statements.

132

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.7% - (continued)
		Florida - 6.2% - (continued)
		City of Port State Lucie, FL,
$	590,000	4.00%, 07/01/2028	$641,731
	585,000	4.00%, 07/01/2029	630,677
		Collier County, FL, Industrial Development Auth
	500,000	6.50%, 05/15/2020(1)	502,225
	500,000	7.00%, 05/15/2024(1)	569,715
	1,000,000	Greater Orlando, FL, Aviation Auth 5.00%, 10/01/2024	1,152,290
	2,000,000	Jacksonville, FL, Econ Development Commission 6.25%, 09/01/2027(1)	2,060,140
	190,000	Miami Beach, FL, Health Fac Auth 5.00%, 11/15/2020	215,851
	530,000	Miami-Dade County, FL, Aviation Rev 5.00%, 10/01/2027	627,064
	625,000	Miami-Dade County, FL, Expressway Auth 5.00%, 07/01/2024	766,012
	1,000,000	Miami-Dade County, FL, School Board 5.00%, 08/01/2027	1,229,560
	1,000,000	Palm Beach County, FL, Health 6.80%, 06/01/2025	1,170,100
	360,000	River Bend Community Development Dist, FL, Capital Improvement Rev 7.13%, 11/01/2015(3)	46,440
	190,000	Village, FL, Community Development Dist No. 11 3.25%, 05/01/2019	190,559

			10,594,534

		Georgia - 1.3%
	2,000,000	Atlanta, GA, Airport Passenger Fac Charge Rev 5.00%, 01/01/2023	2,233,700

		Hawaii - 1.0%
	1,000,000	Hawaii State Dept of Transportation 5.00%, 08/01/2022	1,166,140
	500,000	Hawaii State Harbor System Rev 5.38%, 01/01/2020	501,860

			1,668,000

		Illinois - 19.5%
	825,000	Chicago, IL, Board of Education 6.00%, 01/01/2020	865,458
	1,000,000	Chicago, IL, Midway International Airport 5.00%, 01/01/2036	1,165,220
		Chicago, IL, O’Hare International Airport Rev
	825,000	5.00%, 01/01/2023	953,659
	1,500,000	5.00%, 01/01/2026	1,736,040
	2,670,000	Chicago, IL, Park Dist, GO 5.00%, 01/01/2025	3,089,938
	100,000	Chicago, IL, Transit Auth 5.25%, 06/01/2022	105,486
		City of Chicago, IL, GO
	785,000	4.00%, 01/01/2018	791,806
	300,000	5.00%, 12/01/2023	311,862
	1,000,000	5.50%, 01/01/2030	1,064,100
		City of Chicago, IL, Wastewater Transmission Rev
	285,000	5.00%, 01/01/2028	325,535
	715,000	5.00%, 01/01/2029	811,160
		City of Chicago, IL, Waterworks Rev
	260,000	5.00%, 11/01/2017	260,770
	1,205,000	5.00%, 11/01/2029	1,345,431

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.7% - (continued)
		Illinois - 19.5% - (continued)
$	310,000	Cook County, IL, Community High School Dist No 212 Leyden 5.00%, 12/01/2027	$361,919
	885,000	Cook County, IL, GO 5.00%, 11/15/2027	1,042,406
	1,498,000	Huntley, IL, Special Service No. 9 5.10%, 03/01/2028	1,517,474
		Illinois State FA Rev
	1,000,000	5.00%, 10/01/2023	1,204,900
	1,000,000	5.00%, 02/15/2027	1,154,730
	335,000	5.00%, 11/15/2028	400,248
	1,000,000	5.00%, 11/15/2031	1,167,610
	1,000,000	5.00%, 11/15/2033	1,156,100
	625,000	5.00%, 11/15/2034	717,931
		Illinois State GO
	1,000,000	5.00%, 01/01/2022	1,064,520
	2,000,000	5.25%, 01/01/2021	2,182,900
		Illinois State Toll Highway Auth
	1,000,000	5.00%, 01/01/2027	1,181,320
	1,000,000	5.00%, 01/01/2031	1,199,110
	1,400,000	Kane Cook & DuPage Counties, IL, GO 5.00%, 01/01/2031	1,593,677
	625,000	Kane McHenry Cook & DeKalb Counties, IL, USD 5.00%, 01/01/2027	733,137
	1,000,000	Met Pier & Exposition Auth, IL, Rev 5.00%, 12/15/2035	1,123,650
	1,000,000	Railsplitter, IL, Tobacco Settlement Auth 5.50%, 06/01/2023	1,159,010
	500,000	Springfield, IL, Water Rev 5.25%, 03/01/2026	527,405
	1,000,000	State of Illinois 5.00%, 02/01/2026	1,093,190

			33,407,702

		Indiana - 0.7%
		University of Southern Indiana
	820,000	5.00%, 10/01/2022	911,118
	250,000	5.00%, 10/01/2023	277,553

			1,188,671

		Kentucky - 0.9%
	230,000	Kentucky Public Transportation Inf Auth 5.00%, 07/01/2017	235,920
	1,085,000	Louisville & Jefferson County, KY, Metropolitan Gov’t Rev Catholic Health Initiatives 5.00%, 12/01/2023	1,249,779

			1,485,699

		Louisiana - 2.0%
	1,500,000	Louisana State, Tobacco Settlement Financing Corp. 5.00%, 05/15/2026	1,531,335
	1,155,000	Louisiana State Local Gov’t Environmental Facs & Community DA Rev 6.00%, 11/15/2030	1,257,368
	500,000	New Orleans, LA, Aviation Board 5.00%, 01/01/2034	568,790

			3,357,493

		Maryland - 0.6%
	1,000,000	Westminster Maryland Rev 3.88%, 07/01/2019	1,018,340

The accompanying notes are an integral part of these financial statements.

133

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.7% - (continued)
		Massachusetts - 0.1%
$	200,000	Massachusetts School Building Auth. 5.00%, 11/15/2030	$246,924

		Michigan - 2.4%
	1,000,000	Great Lakes, MI, Water Auth. Water Supply System Rev. 5.00%, 07/01/2029	1,185,060
		Michigan Finance Auth
	600,000	5.00%, 07/01/2018	636,048
	335,000	5.00%, 07/01/2027	396,982
	335,000	5.00%, 07/01/2028	393,575
	350,000	5.00%, 07/01/2029	405,100
	265,000	Michigan State Building Auth 5.00%, 04/15/2027	328,838
	370,000	State of Michigan 5.00%, 03/15/2027	460,894
	275,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	326,101

			4,132,598

		Minnesota - 0.2%
	240,000	Duluth, MN, Independent School District No 709 4.00%, 02/01/2027	271,236

		Missouri - 0.1%
	1,000,000	Stone Canyon, MO, Community Improvement Dist Rev 5.75%, 04/01/2027(3)(5)	250,000

		Nevada - 0.2%
	400,000	Las Vegas, NV, Special Improvement Dist 5.00%, 06/01/2028	425,644

		New Jersey - 1.6%
		New Jersey State Econ DA
	480,000	4.88%, 09/15/2019	507,701
	1,000,000	5.00%, 09/01/2021	1,096,310
	1,060,000	New Jersey Transportation Trust Fund Auth 5.00%, 06/15/2021	1,109,110

			2,713,121

		New York - 9.4%
	1,000,000	City of New York, NY 6.25%, 10/15/2028	1,102,979
	1,140,000	Liberty, NY, Corp. Development Goldman Sachs Headquarters 5.25%, 10/01/2035	1,439,740
	1,000,000	Metropolitan Transportation Auth, NY, Rev 5.25%, 11/15/2023	1,160,700
	395,000	New York City Housing Development Corp. 4.50%, 02/15/2048	425,889
	440,000	New York Mortgage Agency Rev 3.50%, 10/01/2034	462,845
		New York State Dormitory Auth Rev
	970,000	5.00%, 03/15/2028	1,025,804
	1,500,000	5.00%, 03/15/2030	1,840,680
	2,000,000	5.00%, 03/15/2031	2,416,580
	2,000,000	5.38%, 03/01/2029	2,189,620
	765,000	New York State Liberty Development Corp. Rev 5.15%, 11/15/2034(1)	869,928
	520,000	New York Transportation Development Corp. Rev 5.00%, 08/01/2018	546,733

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.7% - (continued)
		New York - 9.4% - (continued)
		Newburth, NY, GO
$	610,000	5.00%, 06/15/2017	$623,353
	645,000	5.00%, 06/15/2018	681,339
	75,000	Syracuse, NY, Industrial Dev. Agcy. 5.00%, 01/01/2029	86,675
		Town of Oyster Bay, NY,
	265,000	3.00%, 03/01/2021	277,052
	155,000	4.00%, 11/01/2022	166,289
		Town of Oyster Bay, NY, GO
	50,000	2.50%, 03/15/2018	49,541
	175,000	3.00%, 08/15/2017	174,361
	575,000	Ulster County, NY, Capital Resource Corp. Rev 0.00%, 09/15/2044(1)(6)	521,462

			16,061,570

		North Carolina - 0.2%
	275,000	North Carolina Medical Care Commission Rev 5.00%, 10/01/2027(4)	331,133

		Ohio - 2.9%
		City of Cleveland, OH, Airport System Rev
	355,000	5.00%, 01/01/2022	413,025
	325,000	5.00%, 01/01/2023	384,553
	85,000	County of Hamilton, OH, Sales Tax Rev 5.00%, 12/01/2027	107,139
	1,200,000	Cuyahoga, OH, Community College Dist 5.00%, 08/01/2027	1,349,964
	2,000,000	Dayton, OH, City School Dist GO 5.00%, 11/01/2027	2,504,280
	250,000	Ohio Air Quality Dev Auth Rev 3.13%, 07/01/2033(2)	234,965

			4,993,926

		Oklahoma - 1.4%
	2,310,000	Norman, OK, Regional Hospital Auth Rev 5.25%, 09/01/2019	2,385,629

		Other U.S. Territories - 0.2%
	380,000	Puerto Rico Highway & Transportation Auth 4.95%, 07/01/2026	400,098

		Pennsylvania - 5.9%
	470,000	Beaver County, PA, Industrial Dev Auth Rev 2.70%, 04/01/2035(2)	443,102
	1,000,000	Commonwealth FA, PA, 5.00%, 06/01/2026	1,182,600
	1,000,000	Montgomery County, PA, Higher Education and Health 5.00%, 10/01/2023	1,173,690
		Pennsylvania State Turnpike Commission Rev
	200,000	5.00%, 12/01/2027	242,728
	665,000	6.00%, 06/01/2028	718,340
	750,000	Pennsylvania State, GO 5.00%, 08/15/2023	899,407
	1,000,000	Philadelphia, PA, GO 5.25%, 08/01/2019	1,103,560
	365,000	Philadelphia, PA, School Dist GO 5.00%, 09/01/2023(4)	418,224
	200,000	Philadelphia, PA, School Dist GO 5.25%, 09/01/2023	220,874
		Pittsburgh, PA, School Dist GO
	1,570,000	5.00%, 09/01/2021	1,814,653
	750,000	5.00%, 09/01/2023	868,763

The accompanying notes are an integral part of these financial statements.

134

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.7% - (continued)
		Pennsylvania - 5.9% - (continued)
$	1,000,000	Susquehanna Area, PA, Regional Airport Auth 5.00%, 01/01/2018	$1,034,760

			10,120,701

		Rhode Island - 2.2%
	1,410,000	Cranston, RI, GO 5.00%, 07/01/2018	1,500,733
		Rhode Island Health & Educational Bldg Corp.
	1,215,000	5.00%, 05/15/2018	1,276,370
	800,000	5.00%, 05/15/2027	950,120

			3,727,223

		South Carolina - 0.7%
	1,000,000	South Carolina St Jobs-Econ DA Rev 5.25%, 08/01/2024	1,197,090

		South Dakota - 0.3%
	415,000	South Dakota State Health & Educational FA 5.00%, 11/01/2029	483,869

		Texas - 8.4%
	1,050,000	Clifton, TX, Higher Education Finance Corp. 4.00%, 08/15/2030	1,159,977
	1,000,000	Dallas, TX, Area Rapid Transit Sales Tax Rev 5.00%, 12/01/2030	1,220,050
	750,000	Dallas-Fort Worth, TX, International Airport Rev 5.00%, 11/01/2023	847,672
	1,500,000	Grapevine-Colleyville Independent School Dist GO, TX 5.00%, 08/15/2027	1,847,205
	250,000	Harris County - Houston, TX 5.00%, 11/15/2032	284,500
	2,000,000	Houston, TX, Utility System Rev 6.00%, 11/15/2036	2,250,773
	1,000,000	New Hope, TX, Cultural Education Facilities Finance Corp. 5.00%, 11/01/2031	1,134,680
		North Texas Tollway Auth Rev
	1,000,000	5.00%, 01/01/2030	1,173,690
	370,000	6.00%, 01/01/2025	391,386
	325,000	San Antonio, TX, Water Rev 5.00%, 05/15/2031	394,459
		Tarrant County, TX, Cultural Education Fac
	305,000	3.88%, 11/15/2020	307,968
	550,000	5.00%, 10/01/2034	610,979
	1,000,000	6.25%, 11/15/2029	1,105,410
	1,000,000	Texas State Municipal Gas Acquisition & Supply Corp. 5.25%, 12/15/2017	1,042,950
	550,000	Texas State Transportation Commission Turnpike System 5.00%, 08/15/2032	627,468

			14,399,167

		Vermont - 0.3%
	600,000	Vermont State Econ DA Waste 4.75%, 04/01/2036(1)(2)	600,300

		Virginia - 0.3%
	500,000	Virginia State Resources Auth Infrastructure 5.00%, 11/01/2024	540,002

		Washington - 3.5%
	2,285,000	FYI Properties, WA, Lease Rev 5.50%, 06/01/2034	2,528,718

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.7% - (continued)
		Washington - 3.5% - (continued)
		Washington State Health Care Fac Auth Rev
$	590,000	5.00%, 01/01/2026	$713,918
	1,820,000	5.00%, 03/01/2029	2,131,730
	550,000	Washington State Housing Finance Commission 6.50%, 07/01/2030(1)	580,079

			5,954,445

		Wisconsin - 2.5%
	1,705,000	Milwaukee County, WI, Airport Rev 5.00%, 12/01/2024	2,000,425
		Wisconsin State
	125,000	5.75%, 05/01/2033	138,773
	865,000	6.00%, 05/01/2036	965,824
	1,000,000	Wisconsin State Health & Educational Fac Auth Rev 5.00%, 11/15/2027	1,214,160

			4,319,182

		Total Municipal Bonds (cost $159,081,649)	$166,072,290

		Total Long-Term Investments (cost $159,081,649)	$166,072,290

SHORT-TERM INVESTMENTS - 2.8%
		Other Investment Pools & Funds - 2.8%
	4,715,118	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$4,715,118

		Total Short-Term Investments (cost $4,715,118)	$4,715,118

Total Investments (cost $163,796,767)^	99.5%	$170,787,408
Other Assets and Liabilities	0.5%	935,431

Total Net Assets	100.0%	$171,722,839

The accompanying notes are an integral part of these financial statements.

135

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $163,796,767 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,587,361
Unrealized Depreciation	(1,596,720)

Net Unrealized Appreciation	$6,990,641

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $5,904,962, which represents 3.4% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(3)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $989,734 at October 31, 2016.

(5)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
04/2007	$ 1,000,000	Stone Canyon, MO, Community Improvement Dist Rev	$990,337

At October 31, 2016, the aggregate value of these securities was $250,000, which represents 0.1% of total net assets.

(6)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2016
Counter-party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BCLY	1.15% Fixed	CPURNSA	USD	3,600,000	01/15/20	$—	$—	$38,857	$38,857
BCLY	1.18% Fixed	CPURNSA	USD	7,550,000	01/15/19	—	—	54,786	54,786
BCLY	1.28% Fixed	CPURNSA	USD	3,700,000	01/15/20	—	—	40,541	40,541
BCLY	1.53% Fixed	CPURNSA	USD	3,335,000	03/03/17	—	—	(25,923)	(25,923)
BCLY	1.54% Fixed	CPURNSA	USD	7,000,000	03/03/21	—	—	104,408	104,408
BCLY	1.67% Fixed	CPURNSA	USD	5,750,000	03/08/26	—	—	143,852	143,852
BNP	1.07% Fixed	CPURNSA	USD	6,275,000	02/03/17	—	—	(14,280)	(14,280)
BNP	1.53% Fixed	CPURNSA	USD	5,425,000	01/15/18	—	—	(105,830)	(105,830)
BNP	1.59% Fixed	CPURNSA	USD	22,263,000	07/15/21	—	—	324,029	324,029
BNP	1.70% Fixed	CPURNSA	USD	4,850,000	01/15/23	—	—	81,483	81,483
BOA	1.63% Fixed	CPURNSA	USD	8,639,000	07/15/21	—	—	115,058	115,058
BOA	2.45% Fixed	CPURNSA	USD	7,800,000	03/22/17	—	—	(514,139)	(514,139)
CBK	2.03% Fixed	CPURNSA	USD	1,185,000	06/01/25	—	—	(18,969)	(18,969)
CBK	2.34% Fixed	CPURNSA	USD	525,000	04/15/18	—	—	(28,836)	(28,836)
CBK	2.45% Fixed	CPURNSA	USD	950,000	11/07/34	—	—	(97,710)	(97,710)
DEUT	1.23% Fixed	CPURNSA	USD	7,450,000	11/12/19	—	—	71,794	71,794
DEUT	1.46% Fixed	CPURNSA	USD	6,785,000	03/02/17	—	—	(44,465)	(44,465)
DEUT	1.48% Fixed	CPURNSA	USD	3,155,000	03/02/17	—	—	(21,823)	(21,823)
DEUT	1.48% Fixed	CPURNSA	USD	2,300,000	07/15/23	—	—	38,706	38,706
DEUT	1.54% Fixed	CPURNSA	USD	1,850,000	12/11/24	—	—	34,762	34,762
DEUT	1.56% Fixed	CPURNSA	USD	5,020,000	09/02/20	—	—	33,092	33,092
DEUT	1.69% Fixed	CPURNSA	USD	1,985,000	08/04/25	—	—	39,578	39,578

The accompanying notes are an integral part of these financial statements.

136

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Interest Rate Swap Contracts Outstanding at October 31, 2016 - (continued)
Counter-party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
DEUT	1.70% Fixed	CPURNSA	USD	1,475,000	12/02/24	$—	$—	$28,220	$28,220
JPM	1.76% Fixed	CPURNSA	USD	12,288,000	07/15/23	—	—	233,419	233,419
JPM	1.81% Fixed	CPURNSA	USD	5,080,000	11/03/25	—	—	54,530	54,530
JPM	2.33% Fixed	CPURNSA	USD	7,000,000	09/30/21	—	—	(582,381)	(582,381)
JPM	2.75% Fixed	CPURNSA	USD	1,075,000	03/03/21	—	—	(133,299)	(133,299)
MSC	1.44% Fixed	CPURNSA	USD	1,525,000	08/09/23	—	—	33,711	33,711

Total						$—	$—	$(116,829)	$(116,829)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley

Currency Abbreviations:
USD	United States Dollar

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted

Other Abbreviations:
OTC	Over-the-Counter

Municipal Abbreviations:
DA	Development Authority
FA	Finance Authority
GO	General Obligation
Rev	Revenue
USD	United School District

The accompanying notes are an integral part of these financial statements.

137

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Municipal Bonds	$166,072,290	$—	$166,072,290	$—
Short-Term Investments	4,715,118	4,715,118	—	—
Swaps - Interest Rate(2)	1,470,826	—	1,470,826	—

Total	$172,258,234	$4,715,118	$167,543,116	$—

Liabilities
Swaps - Interest Rate(2)	$(1,587,655)	$—	$(1,587,655)	$—

Total	$(1,587,655)	$—	$(1,587,655)	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

138

Hartford Municipal Short Duration Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 98.0%
		Arizona - 1.5%
$	250,000	Arizona State Health Fac Auth Hospital System Rev 5.00%, 02/01/2020	$277,350

		California - 11.7%
	170,000	Alameda Cnty, CA, Corridor Transportation Auth Rev 0.00%, 10/01/2018(1)	163,934
	250,000	Bay Area Toll Auth Bridge Rev 1.88%, 04/01/2047(2)	254,035
		California County Tobacco Securitization Agency
	100,000	4.00%, 06/01/2017	101,612
	200,000	4.00%, 06/01/2018	208,372
	195,000	5.00%, 06/01/2020	217,530
	250,000	California State Health Facilities Financing Auth 5.88%, 07/01/2025	282,770
	200,000	Jurupa Public Financing Auth 4.00%, 09/01/2018	208,942
	80,000	Long Beach Bond Finance Auth 5.25%, 11/15/2018	86,102
		Orange County Community Fac Dist
	150,000	4.00%, 08/15/2021(3)	164,144
	100,000	4.00%, 08/15/2021	110,182
	10,000	Palomar Health, CA, Rev 3.00%, 11/01/2017	10,118
	100,000	Riverside County, CA, Infrastructure Financing Auth 4.00%, 11/01/2018	106,093
	75,000	Roseville Natural Gas Financing Auth 5.00%, 02/15/2023	86,355
	35,000	San Jose Redevelopment Agency 6.50%, 08/01/2018	36,784
	100,000	Tustin Communities Fac Dist 3.00%, 09/01/2019	105,418

			2,142,391

		Colorado - 4.2%
	110,000	Colorado Health Fac Auth 2.00%, 09/01/2017	110,777
	150,000	Denver Convention Center Hotel Auth 5.00%, 12/01/2022(3)	174,552
	250,000	Denver, CO, City and County Special Fac Airport Rev 5.25%, 11/15/2018	271,120
	50,000	E-470 Public Highway Auth 0.00%, 09/01/2019(1)	47,397
	150,000	Park Creek Metropolitan District 5.00%, 12/01/2021	170,458

			774,304

		Connecticut - 4.0%
	150,000	City of Bridgeport, CT, GO 4.00%, 08/15/2021	165,782
	25,000	City of New Britain, CT, GO 5.00%, 03/01/2017	25,330
	150,000	City of New Haven, CT, GO 5.00%, 08/15/2021	172,272
	100,000	Connecticut State Health & Educational Fac Auth 3.25%, 09/01/2021(4)	101,037
	250,000	Town of Hamden, CT, GO 5.00%, 08/15/2019	272,757

			737,178

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 98.0% - (continued)
		District of Columbia - 0.6%
$	95,000	Metropolitan Washington Airports Auth 5.00%, 10/01/2039	$107,081

		Florida - 3.5%
	165,000	Broward County, FL, Airport System Rev 5.00%, 10/01/2020	187,259
	200,000	City of Port, St. Lucie, FL 1.75%, 07/01/2022	197,440
	250,000	School District of Broward County, FL, GO 5.00%, 07/01/2017	257,092

			641,791

		Georgia - 0.4%
	70,000	Burke County Development Auth 2.35%, 10/01/2032(2)	71,544

		Guam - 0.9%
	150,000	Antonio B Won Pat International Airport Auth 5.00%, 10/01/2018	159,375

		Illinois - 20.2%
		Chicago Transit Auth
	100,000	5.00%, 06/01/2019	108,472
	100,000	5.00%, 06/01/2020	111,039
	100,000	5.00%, 12/01/2022	113,897
	255,000	Chicago, IL, Board of Education 0.00%, 12/01/2016(1)	254,204
	160,000	City of Chicago IL Wastewater Transmission Rev 0.00%, 01/01/2022(1)	139,034
	250,000	City of Chicago O’Hare International Airport 5.25%, 01/01/2019	270,805
	95,000	City of Chicago, IL, GO 4.00%, 01/01/2020	95,532
		City of Chicago, IL, Park Dist
	70,000	3.00%, 01/01/2021	72,208
	100,000	5.00%, 01/01/2017	100,603
		City of Chicago, IL, Waterworks Rev
	50,000	5.00%, 11/01/2016	50,000
	100,000	5.00%, 11/01/2018	106,566
	20,000	5.00%, 11/01/2020	22,341
		Cook County, IL, GO
	90,000	5.00%, 11/15/2017	93,388
	100,000	5.00%, 11/15/2019	109,684
		Illinois Finance Auth
	100,000	5.00%, 11/15/2021	116,484
	150,000	5.00%, 02/15/2022	168,053
		Illinois Finance Auth.
	90,000	4.50%, 05/15/2020	94,980
	130,000	7.75%, 08/15/2034	153,867
	125,000	Illinois Housing Dev. Auth 3.05%, 08/01/2022	132,191
	250,000	Illinois State Toll Highway Auth 5.00%, 12/01/2017	260,940
	100,000	Kane McHenry Cook & DeKalb Counties, IL, Community School Dist 4.00%, 01/01/2020	107,817
		Metropolitan Pier & Exposition Auth
	50,000	0.00%, 12/15/2019(1)	45,751
	50,000	0.00%, 06/15/2021(1)	43,459
	50,000	Railsplitter Tobacco Settlement Auth 5.25%, 06/01/2021	57,618
	100,000	Southern Illinois Univ 4.00%, 04/01/2018	102,191

The accompanying notes are an integral part of these financial statements.

139

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 98.0% - (continued)
		Illinois - 20.2% - (continued)
		State of Illinois
$	180,000	4.00%, 06/15/2020	$196,513
	180,000	5.00%, 06/15/2017	184,561
	150,000	State of Illinois Unemployment Compensation Trust Fund 5.00%, 12/15/2016	150,744
		State of Illinois, GO
	100,000	5.00%, 02/01/2020	106,774
	120,000	5.00%, 02/01/2022	130,952

			3,700,668

		Indiana - 0.1%
	25,000	Indianapolis Airport Auth 5.10%, 01/15/2017	25,214

		Louisiana - 2.6%
		City of New Orleans, LA, Sewerage Service Rev
	165,000	5.00%, 06/01/2018	174,982
	110,000	5.00%, 06/01/2021	126,287
	100,000	Louisiana State Public Facilities Auth Rev 3.00%, 05/15/2018	102,557
	75,000	New Orleans Aviation Board 5.00%, 01/01/2019	80,677

			484,503

		Maryland - 0.1%
	20,000	Maryland Economic Development Corp. 4.00%, 06/01/2020	21,757

		Massachusetts - 0.9%
	150,000	Massachusetts Dev. Finance Agency 5.00%, 07/01/2022	174,492

		Michigan - 4.8%
		Michigan Finance Auth
	150,000	5.00%, 04/01/2019	162,311
	150,000	5.00%, 07/01/2019	163,725
	150,000	5.00%, 11/15/2022	177,702
	100,000	State of Michigan 5.00%, 03/15/2021	115,288
	250,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2021	260,912

			879,938

		Minnesota - 0.8%
	135,000	City of Rochester, MN, Healthcare & Housing Rev Fac 3.50%, 12/01/2018	138,212

		Nebraska - 1.3%
	120,000	Central Plains Energy Project 5.25%, 12/01/2021	140,129
	100,000	County of Washington, NE 2.38%, 09/01/2030(2)	102,453

			242,582

		Nevada - 2.8%
	95,000	Clark County, NV 2.25%, 12/01/2019	96,904
	150,000	Clark County, NV, Department of Aviation 5.00%, 07/01/2017	154,023
	250,000	Clark County, NV, School Dist 5.00%, 06/15/2022	261,705

			512,632

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 98.0% - (continued)
		New Jersey - 1.6%
$	280,000	New Jersey Educational Fac Auth Rev 5.00%, 09/01/2019	$301,773

		New York - 3.2%
	250,000	New York State Dormitory Auth Rev 4.00%, 05/01/2019	267,342
		New York Transportation Development Corp.
	80,000	5.00%, 08/01/2018	84,113
	100,000	5.00%, 01/01/2019	107,969
		Oyster Bay, NY, Public Improvement, GO
	70,000	2.25%, 03/01/2017	69,698
	30,000	3.75%, 03/01/2017	30,049
	25,000	5.00%, 02/15/2019	25,904

			585,075

		North Dakota - 0.9%
	150,000	North Dakota Housing Finance Agency 3.50%, 07/01/2046	160,584

		Ohio - 1.6%
	135,000	American Municipal Power, Inc. 5.00%, 02/15/2017	136,615
		City of Cleveland, OH, Airport System Rev
	60,000	5.00%, 01/01/2022	69,807
	60,000	5.00%, 01/01/2023	70,994
	25,000	Ohio Air Quality Dev. Auth 3.13%, 07/01/2033(2)	23,496

			300,912

		Pennsylvania - 8.9%
	165,000	Allegheny County, PA, Hospital Development Auth 5.38%, 08/15/2029	182,172
		Beaver Cnty. Industrial Dev. Auth.
	50,000	2.50%, 12/01/2041(2)	49,307
	50,000	2.70%, 04/01/2035(2)	47,139
	125,000	Beaver County, PA, GO 4.00%, 11/15/2018	131,286
	250,000	Commonwealth of Pennsylvania, PA, GO 5.00%, 08/15/2019	275,562
	150,000	Montgomery County, PA, Industrial Dev. Auth 4.00%, 12/01/2020	161,507
	250,000	Pennsylvania State Turnpike Commission Rev 1.61%, 12/01/2021(2)	249,417
	150,000	Philadelphia Auth. for Industrial Dev. 5.00%, 12/01/2022	174,603
		School District of Philadelphia
	85,000	4.00%, 09/01/2022	89,784
	65,000	5.00%, 09/01/2020	71,770
	205,000	Susquehanna Area Regional Airport Auth 3.00%, 01/01/2017	205,445

			1,637,992

		Rhode Island - 1.0%
	70,000	Rhode Island Housing & Mortgage Finance Corp. 4.00%, 10/01/2032	72,723
	100,000	Rhode Island State, Tobacco Settlement Financing Corp. 5.00%, 06/01/2020	110,855

			183,578

		South Carolina - 1.7%
	250,000	Greenville Cnty. School Dist 5.00%, 12/01/2023	250,843

The accompanying notes are an integral part of these financial statements.

140

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 98.0% - (continued)
		South Carolina - 1.7% - (continued)
$	55,000	Piedmont Municipal Power Agency 5.00%, 01/01/2017	$55,371

			306,214

		South Dakota - 0.6%
	100,000	South Dakota Health & Educational Fac Auth 5.00%, 11/01/2020	113,938

		Tennessee - 2.3%
	150,000	Shelby Cnty. Health Educational & Housing Facs. Board 4.00%, 09/01/2022	156,654
	250,000	Tennessee Housing Dev. Agency 3.50%, 01/01/2047	269,000

			425,654

		Texas - 13.9%
	120,000	Arlington Higher Education Finance Corp. Education Rev, Harmony Public School 4.00%, 02/15/2018	124,562
	200,000	Duncanville Independent School Dist 2.00%, 02/15/2017	200,756
	210,000	Harris County-Houston Sports Auth 5.00%, 11/15/2020	240,702
	100,000	Kerrville Health Fac Dev. Corp. 5.00%, 08/15/2020	111,224
	400,000	Leander Independent School Dist 0.00%, 08/15/2017(1)	396,916
		Lower Colorado River Auth Rev
	120,000	4.00%, 05/15/2020	131,721
	100,000	5.00%, 05/15/2020	113,218
	150,000	New Hope Cultural Education Facs. Finance Corp. 1.70%, 11/01/2019	149,001
	265,000	North Texas Tollway Auth Rev 5.63%, 01/01/2033	279,313
	400,000	Permanent Univ. Fund 5.00%, 07/01/2018	426,976
	200,000	Plano Independent School Dist 5.00%, 02/15/2017	202,450
	100,000	Tarrant County, TX, Cultural Education Fac 4.50%, 11/15/2021	101,287
	75,000	Texas State Municipal Gas Acquisition & Supply Corp. 5.25%, 12/15/2017	78,221

			2,556,347

		Virginia - 0.5%
	90,000	Wise County Industrial Development Auth Rev 1.88%, 11/01/2040(2)	91,013

		Washington - 1.4%
	55,000	State of Washington 5.00%, 08/01/2019	60,877
	80,000	Washington Health Care Fac Auth 5.00%, 10/01/2039	87,431
	100,000	Washington State Housing Finance Commission 4.38%, 01/01/2021(4)	101,371

			249,679

		Total Municipal Bonds (cost $17,894,340)	$18,003,771

		Total Long-Term Investments (cost $17,894,340)	$18,003,771

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 2.8%
	Short-Term Investments - 2.8%
514,892	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class	$514,892

	Total Short-Term Investments (cost $514,892)	$514,892

Total Investments (cost $18,409,232)^	100.8%	$18,518,663
Other Assets and Liabilities	(0.8)%	(153,226)

Total Net Assets	100.0%	$18,365,437

The accompanying notes are an integral part of these financial statements.

141

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $18,409,232 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$138,476
Unrealized Depreciation	(29,045)

Net Unrealized Appreciation	$109,431

(1)	Security is a zero-coupon bond.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(3)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $338,692 at October 31, 2016.

(4)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $202,408, which represents 1.1% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Abbreviations:
GO	General Obligation
PA	Port Authority
Rev	Revenue

The accompanying notes are an integral part of these financial statements.

142

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Municipal Bonds	$18,003,771	$—	$18,003,771	$—
Short-Term Investments	514,892	514,892	—	—

Total	$18,518,663	$514,892	$18,003,771	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

143

The Hartford Quality Bond Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 25.6%
		Asset-Backed - Automobile - 1.9%
		AmeriCredit Automobile Receivables Trust
$	205,000	2.21%, 05/10/2021	$207,215
	550,000	3.41%, 10/08/2020(1)	556,079
		Santander Drive Auto Receivables Trust
	202,000	2.36%, 04/15/2020	203,098
	620,000	2.44%, 04/15/2021	626,876
	525,000	2.74%, 01/15/2021	533,312
	200,000	Westlake Automobile Receivables Trust 2.24%, 04/15/2020(1)	200,566

			2,327,146

		Asset-Backed - Credit Card - 1.0%
	1,250,000	Evergreen Credit Card Trust 1.26%, 04/15/2020(1)(2)	1,256,471

		Asset-Backed - Finance & Insurance - 6.9%
	500,000	Atrium IX 2.13%, 02/28/2024(1)(2)	500,817
	720,000	BlueMountain CLO Ltd. 2.23%, 11/20/2024(1)(2)	720,698
	250,000	Carlyle Global Market Strategies Ltd. 2.40%, 04/17/2025(1)(2)	251,062
		Cent CLO Ltd.
	410,000	2.00%, 07/23/2025(1)(2)	407,470
	400,000	2.27%, 11/07/2026(1)(2)	399,666
	750,000	Dryden Senior Loan Fund 2.36%, 07/15/2026(1)(2)	751,472
	1,000,000	Eaton Vance CLO Ltd. 2.33%, 07/15/2026(1)(2)	1,001,116
	125,000	HSI Asset Securitization Corp. Trust 0.80%, 02/25/2036(2)	111,840
	761,308	LCM XVII L.P. 2.24%, 10/15/2026(1)(2)	761,308
		Madison Park Funding Ltd.
	250,000	2.16%, 10/23/2025(1)(2)	249,760
	250,000	2.18%, 10/23/2025(1)(2)	249,874
		Magnetite CLO Ltd.
	445,000	2.18%, 04/15/2026(1)(2)	445,000
	500,000	2.36%, 04/15/2026(1)(2)	500,915
		Nationstar HECM Loan Trust
	215,765	2.24%, 06/25/2026(1)	216,642
	183,098	2.98%, 02/25/2026(1)	183,574
	250,000	SoFi Consumer Loan Program LLC 3.05%, 12/26/2025(1)	250,149
		Springleaf Funding Trust
	49,943	2.41%, 12/15/2022(1)	49,999
	875,000	3.16%, 11/15/2024(1)	883,640
	710,000	Thacher Park CLO Ltd. 2.35%, 10/20/2026(1)(2)	709,641

			8,644,643

		Asset-Backed - Home Equity - 2.6%
	215,296	Ameriquest Mortgage Securities, Inc. 1.81%, 08/25/2033(2)	206,397
	199,022	Argent Securities, Inc. 1.58%, 10/25/2033(2)	187,343
	211,629	Asset Backed Securities Corp. Home Equity Loan Trust 1.04%, 08/25/2034(2)	180,742
		NRZ Advance Receivables Trust
	960,000	2.58%, 10/15/2049(1)	959,999
	820,000	3.20%, 11/15/2047(1)	824,011

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 25.6% - (continued)
		Asset-Backed - Home Equity - 2.6% - (continued)
$	815,000	3.30%, 08/17/2048(1)	$819,297

			3,177,789

		Commercial Mortgage - Backed Securities - 6.6%
	570,000	Banc of America Commercial Mortgage Trust 5.55%, 06/10/2049(2)	579,970
	125,235	Bear Stearns Commercial Mortgage Securities Trust 5.33%, 02/11/2044	125,857
		Commercial Mortgage Trust
	725,000	3.96%, 03/10/2047	787,501
	104,815	5.44%, 03/10/2039	105,045
	1,452	Credit Suisse Commercial Mortgage Trust 5.54%, 01/15/2049(2)	1,450
		CSAIL Commercial Mortgage Trust
	1,350,000	3.50%, 06/15/2057	1,434,480
	912,000	3.72%, 08/15/2048	984,481
		FREMF Mortgage Trust
	610,000	3.04%, 03/25/2045(1)(2)	611,985
	153,000	3.28%, 11/25/2046(1)(2)	152,768
	165,000	4.22%, 06/25/2047(1)(2)	176,547
	200,000	4.54%, 10/25/2030(1)(2)	208,799
	720,752	4.61%, 01/25/2048(1)(2)	782,052
	400,000	JP Morgan Chase Commercial Mortgage Securities Trust 2.96%, 04/15/2046	413,943
	93,566	LB-UBS Commercial Mortgage Trust 5.43%, 02/15/2040	94,110
	17,874	Merrill Lynch/Countrywide Commercial Mortgage Trust 5.38%, 08/12/2048	17,909
	623,000	Morgan Stanley Bank of America Merrill Lynch Trust 3.31%, 04/15/2048	651,797
	364,132	Morgan Stanley Re-Remic Trust 5.79%, 08/15/2045(1)(2)	366,009
	675,000	WF-RBS Commercial Mortgage Trust 3.61%, 11/15/2047	720,501

			8,215,204

		Whole Loan Collateral CMO - 6.6%
	446,353	COLT Mortgage Loan Trust 2.75%, 09/25/2046(1)(2)	449,129
		Connecticut Avenue Securities
	384,444	1.98%, 01/25/2029(2)	386,373
	420,000	3.13%, 05/25/2024(2)	415,208
	600,000	5.53%, 07/25/2025(2)	639,195
	457,373	GSR Mortgage Loan Trust 2.97%, 01/25/2036(2)	422,349
	85,791	IndyMac Index Mortgage Loan Trust 3.35%, 06/25/2036(2)	69,901
		LSTAR Securities Investment Trust
	734,160	2.53%, 04/01/2020(1)(2)	724,066
	211,424	2.53%, 05/01/2020(1)(2)	207,880
	187,489	2.53%, 08/01/2020(1)(2)	187,207
	149,157	MortgageIT Trust 1.17%, 02/25/2035(2)	143,519
	184,349	Residential Accredit Loans, Inc. 4.01%, 09/25/2035(2)	155,262
	117,145	Residential Funding Mortgage Securities, Inc. 3.41%, 09/25/2035(2)	109,834

The accompanying notes are an integral part of these financial statements.

144

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 25.6% - (continued)
		Whole Loan Collateral CMO - 6.6% - (continued)
$	60,911	Sequoia Mortgage Trust 0.99%, 02/20/2035(2)	$59,605
	155,172	Springleaf Mortgage Loan Trust 3.52%, 12/25/2065(1)(2)	155,792
	350,000	SPS Servicer Advance Receivables Trust 2.62%, 01/15/2047(1)	349,809
	822,716	Thornburg Mortgage Securities Trust 2.37%, 04/25/2045(2)	824,039
		Towd Point Mortgage Trust
	647,305	2.25%, 08/25/2055(1)(2)	648,275
	1,038,472	2.75%, 04/25/2055(1)(2)	1,053,077
	434,673	2.75%, 08/25/2055(1)(2)	441,890
	149,155	3.00%, 03/25/2054(1)(2)	152,098
	642,000	3.75%, 04/25/2055(1)(2)	655,799

			8,250,307

		Total Asset & Commercial Mortgage Backed Securities (cost $31,532,644)	$31,871,560

U.S. GOVERNMENT AGENCIES - 111.5%
		FHLMC - 32.2%
	21,840	0.00%, 11/15/2036(3)(4)	$20,149
	695,000	1.66%, 07/25/2041(2)(5)	62,299
	2,250,000	1.75%, 11/25/2040(2)(5)	195,977
	670,000	1.83%, 04/25/2029(2)	668,712
	420,000	1.83%, 03/25/2029(2)	420,000
	465,754	1.98%, 07/25/2028(2)	467,843
	560,250	2.48%, 05/25/2025(2)	570,505
	1,409,888	2.50%, 03/15/2028(5)	124,751
	375,000	2.78%, 11/25/2028(2)	380,261
	231,547	3.00%, 03/15/2033(5)	27,601
	1,362,483	3.00%, 12/01/2043	1,405,814
	3,675,000	3.00%, 12/01/2046(6)	3,775,769
	815,000	3.33%, 05/25/2028(2)	835,587
	1,201,435	3.50%, 03/15/2041(5)	144,699
	4,625,994	3.50%, 04/01/2046	4,855,120
	892,625	3.50%, 05/01/2046	937,480
	3,554,185	3.50%, 08/01/2046	3,734,186
	2,281,228	3.50%, 09/01/2046	2,397,172
	614,988	4.00%, 07/15/2027(5)	63,888
	713,267	4.00%, 03/15/2028(5)	76,479
	498,909	4.00%, 06/15/2041	532,778
	571,000	4.00%, 08/15/2043	638,713
	456,054	4.00%, 07/01/2044	487,534
	1,727,305	4.00%, 05/01/2046	1,849,336
	7,675,000	4.00%, 11/01/2046(6)	8,209,551
	1,625,222	4.50%, 07/01/2042	1,783,596
	288,916	4.50%, 09/01/2044	315,672
	2,375,000	4.50%, 11/01/2046(6)	2,595,337
	659,305	5.00%, 05/01/2039	733,044
	1,039,105	5.00%, 08/01/2039	1,148,920
	383,809	5.00%, 07/01/2041	424,355
	100,000	5.00%, 11/01/2046(6)	110,619
	79,571	5.50%, 08/15/2033	88,307

			40,082,054

		FNMA - 63.5%
	160,275	0.00%, 06/25/2036(3)(4)	144,348
	294,112	1.88%, 04/25/2055(2)(5)	18,532

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 111.5% - (continued)
		FNMA - 63.5% - (continued)
$	1,124,830	1.95%, 08/25/2044(2)(5)	$92,433
	335,000	2.00%, 02/25/2043	299,313
	672,975	2.04%, 06/25/2055(2)(5)	46,841
	64,357	2.50%, 06/25/2028(5)	5,520
	18,600,000	2.50%, 11/01/2031(6)	19,139,110
	420,000	2.50%, 03/25/2043	390,388
	300,000	2.50%, 12/01/2046(6)	298,916
	1,891,342	2.54%, 07/01/2026	1,908,276
	100,000	2.68%, 05/01/2025	102,887
	464,861	2.71%, 12/01/2027	475,184
	1,181,482	2.87%, 10/01/2025	1,229,774
	950,000	2.95%, 10/01/2025	996,315
	351,940	2.95%, 01/01/2028	365,983
	975,000	2.99%, 11/01/2025	1,021,964
	209,143	3.00%, 09/25/2027(5)	21,162
	174,664	3.00%, 04/25/2028(5)	18,274
	2,143,461	3.00%, 03/01/2031	2,244,057
	4,900,000	3.00%, 11/01/2031(6)	5,127,774
	14,365,000	3.00%, 11/01/2046(6)	14,789,216
	1,250,000	3.18%, 10/01/2025	1,330,383
	14,890	3.34%, 04/01/2024	16,057
	990,000	3.38%, 12/01/2029	1,054,797
	82,766	3.45%, 01/01/2024	89,658
	4,869	3.47%, 01/01/2024	5,280
	2,416,153	3.50%, 11/01/2026	2,547,119
	416,066	3.50%, 10/25/2027(5)	47,657
	97,091	3.50%, 05/25/2030(5)	11,393
	582,662	3.50%, 02/01/2045	611,556
	1,041,657	3.50%, 01/01/2046	1,093,719
	487,309	3.50%, 02/01/2046	511,612
	1,009,903	3.50%, 09/01/2046	1,060,487
	424,152	3.50%, 10/01/2046	445,396
	247,586	3.54%, 02/01/2024	269,819
	14,362	3.67%, 08/01/2023	15,701
	5,000	3.76%, 03/01/2024	5,513
	5,000	3.86%, 12/01/2025	5,566
	14,349	3.87%, 10/01/2025	15,946
	14,642	3.89%, 05/01/2030	16,201
	15,286	3.93%, 10/01/2023	16,900
	111,215	3.96%, 05/01/2034	123,841
	9,945	3.97%, 05/01/2029	11,173
	700,000	4.00%, 11/01/2031(6)	724,787
	867,039	4.00%, 12/01/2040	927,955
	213,893	4.00%, 03/01/2041	229,686
	60,649	4.00%, 03/25/2042(5)	8,909
	31,742	4.00%, 08/01/2044	33,972
	314,382	4.00%, 10/01/2044	336,470
	585,634	4.00%, 11/01/2044	626,779
	564,071	4.00%, 05/01/2045	603,924
	554,529	4.00%, 12/01/2045	594,051
	559,185	4.00%, 02/01/2046	599,025
	1,356,305	4.00%, 05/01/2046	1,455,354
	284,179	4.00%, 05/01/2046(7)	304,427
	278,116	4.00%, 06/01/2046	297,930
	10,700,000	4.00%, 11/01/2046(6)	11,457,359
	9,374	4.06%, 10/01/2028	10,664
	493,002	4.06%, 03/01/2030	555,402
	124,789	4.50%, 07/25/2027(5)	14,257
	152,528	4.50%, 08/01/2041	168,432
	47,896	4.50%, 09/01/2041	52,348
	1,025,000	4.50%, 11/01/2046(6)	1,120,293

The accompanying notes are an integral part of these financial statements.

145

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 111.5% - (continued)
		FNMA - 63.5% - (continued)
$	73,656	5.46%, 05/25/2042(2)(5)	$8,766
	800,000	5.50%, 11/01/2046(6)	901,973

			79,074,804

		GNMA - 15.8%
	548,176	2.14%, 04/20/2040	486,069
	87,523	3.00%, 08/15/2045	91,133
	5,100,000	3.00%, 11/01/2046(6)	5,312,766
	1,600,000	3.00%, 12/01/2046(6)	1,663,469
	4,132,277	3.50%, 10/20/2046	4,389,547
	75,000	3.50%, 11/01/2046(6)	79,430
	2,258,840	4.00%, 04/16/2026(5)	253,854
	53,448	4.00%, 05/16/2042(5)	9,041
	77,879	4.00%, 01/20/2044(5)	14,309
	3,100,000	4.00%, 11/01/2046(6)	3,320,512
	593,457	4.50%, 06/20/2039	640,291
	257,148	4.50%, 09/16/2040	293,793
	86,779	4.50%, 09/20/2041	95,378
	51,511	4.50%, 05/20/2044	55,625
	110,183	4.50%, 06/20/2044	118,997
	94,883	4.50%, 10/20/2044	102,481
	63,201	4.50%, 01/20/2046	68,190
	75,000	4.50%, 11/01/2046(6)	80,930
	224,744	5.00%, 05/20/2034	252,250
	64,984	5.00%, 07/15/2039	73,697
	552,773	5.00%, 05/20/2040(5)	132,615
	656,074	5.00%, 04/20/2041	856,561
	55,152	5.00%, 06/15/2041	61,621
	274,097	5.00%, 10/16/2041(5)	45,365
	54,511	5.00%, 03/15/2044	61,019
	652,763	5.50%, 05/20/2038	732,330
	118,361	5.50%, 03/16/2039	135,337
	38,391	6.00%, 01/15/2039	43,916
	253,515	6.00%, 09/15/2040	290,000

			19,760,526

		Total U.S. Government Agencies (cost $138,417,139)	$138,917,384

U.S. GOVERNMENT SECURITIES - 3.9%
		Other Direct Federal Obligations - 0.6%
		FHLB - 0.6%
	700,000	Tennessee Valley Authority 4.25%, 09/15/2065	$790,137

		U.S. Treasury Securities - 3.3%
		U.S. Treasury Notes - 3.3%
	3,877,058	U.S. Treasury Inflation Indexed Note 0.63%, 01/15/2026(8)	$4,046,982

			4,046,982

		Total U.S. Government Securities (cost $4,907,432)	$4,837,119

		Total Long-Term Investments (cost $174,857,215)	$175,626,063

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 22.3%
	Other Investment Pools & Funds - 22.3%
27,738,921	Fidelity Institutional Government Fund, Institutional Class	$27,738,921
177	Fidelity Money Market Class 1	177

	Total Short-Term Investments (cost $27,739,098)	$27,739,098

Total Investments (cost $202,596,313)^	163.3%	$203,365,161
Other Assets and Liabilities	(63.3)%	(78,850,983)

Total Net Assets	100.0%	$124,514,178

The accompanying notes are an integral part of these financial statements.

146

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $202,621,806 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,128,498
Unrealized Depreciation	(385,143)

Net Unrealized Appreciation	$743,355

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $20,472,408, which represents 16.4% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(3)	Securities disclosed are principal-only strips.

(4)	Security is a zero-coupon bond.

(5)	Securities disclosed are interest-only strips.

(6)	Represents or includes a TBA transaction.

(7)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(8)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

Futures Contracts Outstanding at October 31, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	58	12/20/2016	$7,546,034	$7,518,250	$(27,784)
U.S. Treasury 5-Year Note Future	40	12/30/2016	4,859,769	4,831,875	(27,894)
U.S. Ultra Bond Future	25	12/20/2016	4,671,330	4,398,437	(272,893)

Total					$(328,571)

Short position contracts:
U.S. 10-Year Ultra Future	8	12/20/2016	$1,155,586	$1,132,125	$23,461
U.S. Treasury 2-Year Note Future	7	12/30/2016	1,526,425	1,526,984	(559)

Total					$22,902

Total futures contracts					$(305,669)

TBA Sale Commitments Outstanding at October 31, 2016
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 3.50%	$6,400,000	11/01/2046	$(6,716,750)	$12,701
FNMA, 3.00%	14,365,000	11/01/2046	(14,789,216)	42,575
FNMA, 3.00%	3,365,000	12/01/2046	(3,457,669)	(263)
FNMA, 3.50%	1,570,000	11/01/2031	(1,654,081)	(56)
FNMA, 3.50%	6,850,000	11/01/2046	(7,191,430)	7,232
FNMA, 3.50%	3,400,000	12/01/2046	(3,565,883)	1,460
FNMA, 5.00%	1,600,000	11/01/2046	(1,771,919)	2,331
GNMA, 3.50%	1,700,000	11/01/2046	(1,800,406)	1,574
GNMA, 4.00%	11,000,000	11/01/2046	(11,782,461)	6,446

Total (proceeds $52,803,815)			$(52,729,815)	$74,000

At October 31, 2016, the aggregate market value of TBA Sale Commitments Outstanding represents (42.3)% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

147

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2016

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Currency Abbreviations:
USD	United States Dollar

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

148

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$31,871,560	$—	$31,871,560	$—
U.S. Government Agencies	138,917,384	—	138,917,384	—
U.S. Government Securities	4,837,119	—	4,837,119	—
Short-Term Investments	27,739,098	27,739,098	—	—
Futures Contracts(2)	23,461	23,461	—	—

Total	$203,388,622	$27,762,559	$175,626,063	$—

Liabilities
Futures Contracts(2)	$(329,130)	$(329,130)	$—	$—
TBA Sale Commitments	(52,729,815)	—	(52,729,815)	—

Total	$(53,058,945)	$(329,130)	$(52,729,815)	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$104,992	$104,992
Purchases	—
Sales	(105,000)	(105,000)
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	8	8
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $0.

(1)	For the year ended October 31, 2016, there were no transfers into or out of Level 3.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

149

The Hartford Short Duration Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 13.0%
		Asset-Backed - Automobile - 1.4%
		AmeriCredit Automobile Receivables Trust
$	1,290,000	1.60%, 07/08/2019	$1,292,678
	380,000	1.81%, 10/08/2020	382,033
	2,000,000	2.72%, 09/09/2019	2,018,715
	395,000	CarMax Auto Owner Trust 1.50%, 08/15/2018	395,061
	236,078	Chesapeake Funding LLC 0.98%, 01/07/2025(1)(2)	236,047
	488,177	Credit Acceptance Automotive Loan Trust 1.55%, 10/15/2021(1)	488,339
		GM Financial Automobile Leasing Trust
	1,055,000	1.97%, 05/20/2020	1,054,012
	1,905,000	2.14%, 06/20/2019	1,913,818
	1,415,000	Honda Auto Receivables Owner Trust 1.46%, 10/15/2020	1,420,930
	1,091,309	M&T Bank Automotive Receivables Trust 1.57%, 08/15/2018(1)	1,092,407
	616,412	Prestige Automotive Receivables Trust 1.52%, 04/15/2020(1)	616,828
	1,390,970	Santander Drive Automotive Receivables Trust 3.64%, 05/15/2018	1,394,887
	655,000	Westlake Automobile Receivables Trust 2.30%, 11/15/2019(1)	657,697

			12,963,452

		Asset-Backed - Credit Card - 0.5%
	2,480,000	Golden Credit Card Trust 1.60%, 09/15/2021(1)	2,480,983
	1,645,000	Synchrony Credit Card Master Note Trust 2.04%, 03/15/2022	1,664,302

			4,145,285

		Asset-Backed - Finance & Insurance - 7.0%
		Ally Master Owner Trust
	3,900,000	1.43%, 06/17/2019	3,906,406
	2,695,000	1.54%, 09/15/2019	2,703,522
	3,000,000	American Tower Trust I 1.55%, 03/15/2043(1)	2,999,170
		Apidos CLO
	2,250,000	1.98%, 04/15/2025(1)(2)	2,239,807
	1,495,000	2.38%, 04/17/2026(1)(2)	1,498,486
		Carlyle Global Market Strategies Ltd.
	870,000	2.03%, 04/18/2025(1)(2)	868,644
	2,750,000	2.98%, 07/20/2023(1)(2)	2,750,137
	1,500,000	Cent CLO Ltd. 2.36%, 01/25/2026(1)(2)	1,497,635
		CIFC Funding Ltd.
	2,125,000	2.03%, 04/16/2025(1)(2)	2,118,379
	2,180,000	2.41%, 08/14/2024(1)(2)	2,178,023
	3,470,000	2.63%, 01/29/2025(1)(2)	3,470,000
	1,694,200	DB Master Finance LLC 3.26%, 02/20/2045(1)	1,699,196
	1,460,000	Dryden Senior Loan Fund 2.23%, 04/18/2026(1)(2)	1,459,263
	8,889	First Franklin Mortgage Loan Trust 1.18%, 05/25/2035(2)	8,885
	435,000	Ford Credit Floorplan Master Owner Trust A 1.40%, 02/15/2019	435,157
	1,700,000	Gramercy Park CLO Ltd. 2.78%, 07/17/2023(1)(2)	1,699,981

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 13.0% - (continued)
		Asset-Backed - Finance & Insurance - 7.0% - (continued)
$	57,194	Hasco NIM Cayman Co. 6.25%, 12/26/2035*(1)(3)	$—
	2,000,000	ING Investment Management CLO Ltd. 2.19%, 03/14/2022(1)(2)	2,008,740
	2,000,000	Limerock CLO Ltd. 2.38%, 04/18/2026(1)(2)	1,998,412
	180,481	Long Beach Asset Holdings Corp. 5.78%, 04/25/2046*(1)(3)	—
	4,680,000	Magnetite CLO Ltd. 2.83%, 07/25/2026(1)(2)	4,682,256
	2,670,000	MMAF Equipment Finance LLC 1.59%, 02/08/2022(1)	2,680,878
		Nationstar HECM Loan Trust
	436,911	2.01%, 08/25/2026(1)	434,662
	938,766	2.24%, 06/25/2026(1)	942,581
	511,413	2.98%, 02/25/2026(1)	512,740
	2,500,000	Octagon Investment Partners Ltd. 2.00%, 07/17/2025(1)(2)	2,480,505
	1,540,000	Ocwen Master Advance Receivables Trust 3.21%, 11/15/2047(1)	1,542,034
	2,500,000	Race Point CLO Ltd. 2.48%, 05/24/2023(1)(2)	2,515,430
	2,060,000	SBA Tower Trust 2.90%, 10/15/2044(1)	2,095,264
	964,809	Springleaf Funding Trust 2.41%, 12/15/2022(1)	965,899
	252,206	Structured Asset Securities Corp. 0.68%, 02/25/2036(2)	251,563
	4,035,000	Symphony CLO L.P. 2.63%, 01/09/2023(1)(2)	4,047,396
	2,500,000	Verizon Owner Trust 1.42%, 01/20/2021(1)	2,502,955
	1,455,000	Voya CLO Ltd. 2.38%, 04/18/2026(1)(2)	1,457,226

			62,651,232

		Asset-Backed - Home Equity - 0.8%
	833,300	Accredited Mortgage Loan Trust 1.21%, 01/25/2035(2)	821,521
	334,698	Aegis Asset Backed Securities Trust 1.63%, 09/25/2034(2)	334,206
	1,395,474	Morgan Stanley Capital I Trust 1.29%, 01/25/2035(2)	1,379,964
	4,000,000	NRZ Advance Receivables Trust 2.58%, 10/15/2049(1)	3,999,997
	107,852	Renaissance Home Equity Loan Trust 9.79%, 04/25/2037*(1)(2)	1
	540,189	Residential Asset Securities Corp. 5.30%, 07/25/2034(2)	555,659

			7,091,348

		Commercial Mortgage - Backed Securities - 1.6%
	2,597,341	CD Mortgage Trust 5.89%, 11/15/2044(2)	2,654,950
	274,147	Citigroup Commercial Mortgage Trust 0.69%, 09/10/2045	273,861
	1,105,713	Citigroup/Deutsche Bank Commercial Mortgage Trust 5.32%, 12/11/2049	1,109,416
		COMM Mortgage Trust
	195,398	0.70%, 10/15/2045	195,020
	613,604	1.28%, 08/10/2046	612,850

The accompanying notes are an integral part of these financial statements.

150

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 13.0% - (continued)
		Commercial Mortgage - Backed Securities - 1.6% - (continued)
		DBUBS Mortgage Trust
$	1,175,939	0.85%, 11/10/2046(1)(2)(4)	$25,090
	28,363	3.74%, 11/10/2046(1)	28,455
		FREMF Mortgage Trust
	4,540,400	3.00%, 10/25/2047(1)(2)	4,508,866
	885,000	3.82%, 06/25/2047(1)(2)	914,297
	111,109	GS Mortgage Securities Corp. II 0.66%, 11/10/2045	111,036
	228,459	GS Mortgage Securities Trust 1.21%, 07/10/2046	228,498
		JP Morgan Chase Commercial Mortgage Securities Trust
	343,039	1.30%, 01/15/2046	343,079
	1,702,171	3.91%, 05/05/2030(1)	1,818,080
	196,610	Merrill Lynch/Countrywide Commercial Mortgage Trust 5.38%, 08/12/2048	197,001
	779,489	Morgan Stanley Reremic Trust 1.00%, 03/27/2051(1)	775,724
	520,557	UBS-Barclays Commercial Mortgage Trust 0.73%, 08/10/2049	519,513
	347,922	WF-RBS Commercial Mortgage Trust 0.67%, 11/15/2045	347,351

			14,663,087

		Whole Loan Collateral CMO - 1.7%
		Connecticut Avenue Securities
	790,901	1.48%, 05/25/2024(2)	790,901
	1,438,126	1.73%, 07/25/2024(2)	1,440,392
		New Residential Mortgage Loan Trust
	1,147,206	3.25%, 09/25/2056(1)(2)	1,177,136
	1,125,413	3.75%, 11/26/2035(1)(2)	1,168,040
	877,849	3.75%, 03/25/2056(1)(2)	906,153
		Towd Point Mortgage Trust
	2,184,071	2.25%, 08/25/2055(1)(2)	2,187,346
	3,555,668	2.25%, 07/25/2056(1)(2)	3,559,762
	902,235	2.75%, 02/25/2055(1)(2)	918,759
	2,051,043	2.75%, 04/25/2055(1)(2)	2,078,810
	891,318	2.75%, 05/25/2055(1)(2)	903,119

			15,130,418

		Total Asset & Commercial Mortgage Backed Securities (cost $116,737,162)	$116,644,822

CORPORATE BONDS - 59.2%
		Aerospace/Defense - 0.0%
	365,000	BAE Systems Holdings, Inc. 2.85%, 12/15/2020(1)	$370,900

		Agriculture - 0.3%
	2,000,000	Imperial Brands Finance plc 2.05%, 02/11/2018(1)	2,008,190
		Reynolds American, Inc.
	180,000	2.30%, 08/21/2017	181,441
	644,000	3.25%, 06/12/2020	672,473

			2,862,104

		Auto Manufacturers - 3.6%
	2,500,000	American Honda Finance Corp. 1.70%, 09/09/2021	2,473,740

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 59.2% - (continued)
		Auto Manufacturers - 3.6% - (continued)
		Daimler Finance NA LLC
$	2,000,000	2.00%, 07/06/2021(1)	$1,985,354
	2,500,000	2.25%, 09/03/2019(1)	2,532,495
		Ford Motor Credit Co. LLC
	3,500,000	2.02%, 05/03/2019	3,499,335
	2,000,000	2.46%, 03/27/2020	2,006,214
		General Motors Financial Co., Inc.
	2,500,000	3.20%, 07/13/2020	2,542,645
	2,500,000	3.20%, 07/06/2021	2,523,820
		Harley-Davidson Financial Services, Inc.
	840,000	2.40%, 09/15/2019(1)	851,007
	2,500,000	2.85%, 01/15/2021(1)	2,577,560
		Hyundai Capital America
	2,000,000	2.00%, 07/01/2019(1)	2,001,326
	2,490,000	2.60%, 03/19/2020(1)	2,524,223
		Nissan Motor Acceptance Corp.
	2,500,000	2.35%, 03/04/2019(1)	2,535,265
	1,250,000	2.55%, 03/08/2021(1)	1,272,107
	2,000,000	Toyota Motor Credit Corp. 2.13%, 07/18/2019	2,032,876
	750,000	Volkswagen Group of America Finance LLC 2.45%, 11/20/2019(1)	758,423

			32,116,390

		Auto Parts & Equipment - 0.2%
	500,000	Delphi Automotive plc 3.15%, 11/19/2020	515,237
	1,200,000	Johnson Controls, Inc. 1.40%, 11/02/2017	1,201,369

			1,716,606

		Beverages - 0.9%
	4,000,000	Anheuser-Busch InBev Finance, Inc. 2.65%, 02/01/2021	4,090,852
	625,000	Molson Coors Brewing Co. 2.10%, 07/15/2021	622,517
	1,000,000	Pernod Ricard S.A. 2.95%, 01/15/2017(1)	1,002,806
	2,500,000	SABMiller Holdings, Inc. 1.58%, 08/01/2018(1)(2)	2,500,922

			8,217,097

		Biotechnology - 0.5%
	1,500,000	Amgen, Inc. 2.13%, 05/01/2020	1,515,152
	1,055,000	Biogen, Inc. 2.90%, 09/15/2020	1,088,001
	2,000,000	Celgene Corp. 2.88%, 08/15/2020	2,063,492

			4,666,645

		Chemicals - 0.5%
	4,500,000	Air Liquide Finance S.A. 1.75%, 09/27/2021(1)	4,442,864

		Commercial Banks - 21.7%
		ABN Amro Bank N.V.
	1,500,000	1.80%, 09/20/2019(1)	1,494,210
	1,000,000	2.45%, 06/04/2020(1)	1,014,242
		Bank of America Corp.
	2,500,000	2.25%, 04/21/2020	2,511,375
	3,500,000	2.50%, 10/21/2022	3,491,631
	2,000,000	2.63%, 10/19/2020	2,033,466

The accompanying notes are an integral part of these financial statements.

151

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 59.2% - (continued)
		Commercial Banks - 21.7% - (continued)
$	2,000,000	2.63%, 04/19/2021	$2,023,982
	2,500,000	2.65%, 04/01/2019	2,546,480
	1,500,000	Bank of Montreal 2.38%, 01/25/2019	1,524,084
		Bank of New York Mellon Corp.
	1,395,000	1.94%, 10/30/2023(2)	1,395,057
	1,500,000	2.30%, 09/11/2019	1,532,166
		Bank of Nova Scotia
	1,500,000	1.38%, 12/18/2017	1,501,227
	2,000,000	1.65%, 06/14/2019	2,000,806
	1,000,000	1.95%, 01/15/2019	1,007,124
	3,250,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 2.35%, 09/08/2019(1)	3,286,205
	3,000,000	Banque Federative du Credit Mutuel S.A. 2.00%, 04/12/2019(1)	3,010,176
		Barclays plc
	2,500,000	2.75%, 11/08/2019	2,520,045
	1,850,000	2.88%, 06/08/2020	1,858,266
	2,625,000	3.25%, 01/12/2021	2,656,631
	1,750,000	BB&T Corp. 2.05%, 05/10/2021	1,756,267
		BNP Paribas S.A.
	1,500,000	2.38%, 05/21/2020	1,519,065
	2,000,000	2.70%, 08/20/2018	2,037,100
		BPCE S.A.
	1,390,000	2.50%, 12/10/2018	1,413,187
	1,650,000	2.50%, 07/15/2019	1,679,383
	2,500,000	Canadian Imperial Bank of Commerce 1.60%, 09/06/2019	2,499,680
	1,250,000	Capital One NA/Mclean VA 2.25%, 09/13/2021	1,243,026
		CIT Group, Inc.
	2,500,000	4.25%, 08/15/2017	2,532,000
	1,250,000	5.00%, 05/15/2017	1,265,625
		Citigroup, Inc.
	2,000,000	2.40%, 02/18/2020	2,019,992
	965,000	2.50%, 07/29/2019	980,764
	4,500,000	2.65%, 10/26/2020	4,572,036
	770,000	Citizens Bank NA 2.55%, 05/13/2021	779,751
	665,000	Citizens Financial Group, Inc. 2.38%, 07/28/2021	665,684
	1,555,000	Compass Bank 2.75%, 09/29/2019	1,556,365
	1,650,000	Cooperatieve Rabobank UA 2.50%, 01/19/2021	1,686,369
	1,800,000	Credit Agricole S.A. 2.75%, 06/10/2020(1)	1,840,358
	1,250,000	Credit Suisse AG 1.70%, 04/27/2018	1,249,330
	2,000,000	Credit Suisse Group Funding Guernsey Ltd. 3.45%, 04/16/2021(1)	2,036,942
		Danske Bank A/S
	1,120,000	2.00%, 09/08/2021(1)	1,116,463
	1,250,000	2.80%, 03/10/2021(1)	1,286,961
	2,000,000	Deutsche Bank AG/London 1.88%, 02/13/2018	1,971,708
	2,600,000	Discover Bank/Greenwood 3.10%, 06/04/2020	2,676,206
	2,150,000	DNB Bank ASA 2.38%, 06/02/2021(1)	2,176,572

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 59.2% - (continued)
		Commercial Banks - 21.7% - (continued)
		Fifth Third Bancorp
$	1,100,000	2.25%, 06/14/2021	$1,111,209
	4,250,000	2.38%, 04/25/2019	4,318,191
		Goldman Sachs Group, Inc.
	1,225,000	2.35%, 11/15/2021	1,217,559
	1,000,000	2.55%, 10/23/2019	1,018,545
	1,850,000	2.60%, 04/23/2020	1,880,519
	660,000	2.63%, 04/25/2021	667,045
	545,000	2.75%, 09/15/2020	555,770
	1,005,000	2.88%, 02/25/2021	1,028,015
		HSBC Holdings plc
	1,800,000	2.95%, 05/25/2021	1,827,326
	1,150,000	3.40%, 03/08/2021	1,185,551
		HSBC USA, Inc.
	2,090,000	1.63%, 01/16/2018	2,091,241
	1,550,000	2.35%, 03/05/2020	1,554,672
		Huntington Bancshares Inc.
	2,000,000	2.30%, 01/14/2022	1,982,590
	1,700,000	3.15%, 03/14/2021	1,754,133
	1,785,000	Huntington National Bank 2.20%, 04/01/2019	1,799,583
	2,395,000	ING Bank N.V. 2.50%, 10/01/2019(1)	2,436,757
		JP Morgan Chase & Co.
	1,800,000	2.11%, 10/24/2023(2)	1,792,917
	4,000,000	2.30%, 08/15/2021	4,003,136
	3,000,000	2.40%, 06/07/2021	3,025,293
	3,000,000	2.55%, 03/01/2021	3,044,688
	1,500,000	2.75%, 06/23/2020	1,535,760
		KeyBank NA
	1,000,000	1.60%, 08/22/2019	997,220
	1,350,000	2.35%, 03/08/2019	1,373,329
	2,000,000	2.50%, 12/15/2019	2,044,556
		Lloyds Bank plc
	980,000	2.30%, 11/27/2018	994,754
	1,000,000	2.40%, 03/17/2020	1,011,133
		Manufacturers & Traders Trust Co.
	1,045,000	1.75%, 12/28/2020(2)	1,038,212
	2,500,000	2.25%, 07/25/2019	2,541,440
	1,500,000	Mizuho Financial Group, Inc. 2.63%, 04/12/2021(1)	1,514,652
		Morgan Stanley
	1,290,000	2.20%, 12/07/2018	1,301,595
	2,000,000	2.28%, 10/24/2023(2)	1,997,600
	920,000	2.50%, 04/21/2021	927,277
	1,500,000	2.65%, 01/27/2020	1,526,306
	1,750,000	5.63%, 09/23/2019	1,926,726
	1,500,000	6.63%, 04/01/2018	1,601,538
	1,000,000	National Australia Bank Ltd. 1.88%, 07/12/2021	991,110
	1,750,000	National Bank of Canada 2.10%, 12/14/2018	1,769,233
	2,000,000	Nordea Bank AB 1.63%, 09/30/2019(1)	1,992,660
		PNC Bank NA
	1,750,000	2.25%, 07/02/2019	1,779,589
	1,500,000	2.45%, 11/05/2020	1,528,271
	2,250,000	Regions Financial Corp. 3.20%, 02/08/2021	2,332,705
		Royal Bank of Canada
	2,000,000	1.63%, 04/15/2019	1,999,730

The accompanying notes are an integral part of these financial statements.

152

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 59.2% - (continued)
		Commercial Banks - 21.7% - (continued)
$	1,250,000	2.00%, 12/10/2018	$1,261,539
	1,500,000	2.50%, 01/19/2021	1,538,609
		Santander Holdings USA, Inc.
	1,115,000	2.65%, 04/17/2020	1,114,167
	1,000,000	2.70%, 05/24/2019	1,009,734
	2,250,000	Santander UK plc 2.38%, 03/16/2020	2,265,365
		Skandinaviska Enskilda Banken AB
	1,250,000	1.75%, 03/19/2018(1)	1,253,075
	1,400,000	2.63%, 11/17/2020(1)	1,428,818
	1,200,000	Societe Generale S.A. 2.63%, 10/01/2018	1,220,940
	3,000,000	Standard Chartered plc 2.40%, 09/08/2019(1)	3,019,380
	2,200,000	Sumitomo Mitsui Banking Corp. 2.65%, 07/23/2020	2,238,586
		SunTrust Banks, Inc.
	1,750,000	2.50%, 05/01/2019	1,784,867
	895,000	2.90%, 03/03/2021	923,877
		Svenska Handelsbanken AB
	1,010,000	1.88%, 09/07/2021	1,000,699
	2,000,000	2.25%, 06/17/2019	2,029,730
	1,500,000	2.45%, 03/30/2021	1,526,501
	1,800,000	Swedbank AB 1.75%, 03/12/2018(1)	1,805,146
		Toronto-Dominion Bank
	1,500,000	2.13%, 04/07/2021	1,510,481
	2,000,000	2.50%, 12/14/2020	2,046,376
		UBS Group Funding Jersey Ltd.
	1,000,000	2.95%, 09/24/2020(1)	1,020,684
	1,750,000	3.00%, 04/15/2021(1)	1,787,924
		Wells Fargo & Co.
	2,000,000	2.10%, 07/26/2021	1,989,680
	3,000,000	2.12%, 10/31/2023(2)	2,992,200
	1,875,000	2.15%, 01/30/2020	1,888,963
	2,500,000	2.50%, 03/04/2021	2,527,922

			194,173,406

		Commercial Services - 0.6%
	195,000	Catholic Health Initiatives 1.60%, 11/01/2017	195,210
	1,870,000	ERAC USA Finance LLC 2.35%, 10/15/2019(1)	1,894,179
		Total System Services, Inc.
	2,075,000	2.38%, 06/01/2018	2,088,506
	1,500,000	3.80%, 04/01/2021	1,582,315

			5,760,210

		Construction Materials - 0.2%
	2,000,000	Fortune Brands Home & Security, Inc. 3.00%, 06/15/2020	2,057,048

		Diversified Financial Services - 3.8%
	1,665,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 2.75%, 05/15/2017	1,667,081
		Air Lease Corp.
	2,705,000	2.13%, 01/15/2018	2,714,440
	2,500,000	2.13%, 01/15/2020	2,496,478
	3,000,000	Ally Financial, Inc. 3.25%, 11/05/2018	3,000,000
	2,500,000	Capital One Bank USA NA 2.30%, 06/05/2019	2,525,665

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 59.2% - (continued)
		Diversified Financial Services - 3.8% - (continued)
$	1,150,000	Credit Agricole S.A. 2.38%, 07/01/2021(1)	$1,158,160
	3,130,000	GE Capital International Funding Co. 2.34%, 11/15/2020	3,192,459
	1,217,000	General Electric Co. 2.20%, 01/09/2020	1,234,752
	2,025,000	LeasePlan Corp. N.V. 2.88%, 01/22/2019(1)	2,043,083
	2,500,000	Macquarie Group Ltd. 3.00%, 12/03/2018(1)	2,553,748
	1,700,000	National Rural Utilities Cooperative Finance Corp. 1.65%, 02/08/2019	1,711,475
		Nationstar Mortgage LLC / Nationstar Capital Corp.
	2,000,000	6.50%, 08/01/2018	2,023,750
	1,250,000	6.50%, 07/01/2021	1,240,625
	2,365,000	Protective Life Global Funding 1.72%, 04/15/2019(1)	2,366,703
	1,350,000	Societe Generale S.A. 2.50%, 04/08/2021(1)	1,374,346
		Synchrony Financial
	610,000	2.70%, 02/03/2020	616,656
	2,255,000	3.00%, 08/15/2019	2,304,432

			34,223,853

		Electric - 1.7%
	1,000,000	Ameren Illinois Co. 9.75%, 11/15/2018	1,162,778
	500,000	American Electric Power Co., Inc. 1.65%, 12/15/2017	501,302
	1,200,000	Commonwealth Edison Co. 6.95%, 07/15/2018	1,295,694
		Dominion Resources, Inc.
	2,500,000	2.50%, 12/01/2019	2,562,247
	490,000	2.96%, 07/01/2019	501,210
	395,000	Emera US Finance L.P. 2.70%, 06/15/2021(1)	401,998
	1,055,000	Eversource Energy 2.50%, 03/15/2021	1,070,167
	805,000	Exelon Corp. 2.85%, 06/15/2020	828,493
	2,285,000	Fortis, Inc. 2.10%, 10/04/2021(1)	2,266,229
		NextEra Energy Capital Holdings, Inc.
	325,000	1.65%, 09/01/2018	325,727
	1,520,000	2.30%, 04/01/2019	1,541,179
	3,000,000	Southern Co. 2.35%, 07/01/2021	3,025,941

			15,482,965

		Electronics - 0.2%
	630,000	Arrow Electronics, Inc. 3.00%, 03/01/2018	637,513
	850,000	Fortive Corp. 2.35%, 06/15/2021(1)	852,177

			1,489,690

		Engineering & Construction - 0.3%
		SBA Tower Trust
	1,300,000	2.24%, 04/15/2043(1)	1,302,840

The accompanying notes are an integral part of these financial statements.

153

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 59.2% - (continued)
		Engineering & Construction - 0.3% - (continued)
$	1,310,000	2.93%, 12/15/2042(1)	$1,313,060

			2,615,900

		Food - 2.0%
	4,000,000	Danone S.A. 2.08%, 11/02/2021(1)	3,998,172
	330,000	JM Smucker Co. 2.50%, 03/15/2020	336,502
		Kraft Heinz Foods Co.
	2,000,000	2.00%, 07/02/2018	2,014,406
	1,425,000	2.80%, 07/02/2020	1,466,098
		Kroger Co.
	1,415,000	1.50%, 09/30/2019	1,407,430
	540,000	2.60%, 02/01/2021	550,392
	1,250,000	7.00%, 05/01/2018	1,353,081
	2,500,000	Mondelez International Holdings Netherlands B.V. 2.00%, 10/28/2021(1)	2,475,200
	3,000,000	Mondelez International, Inc. 1.41%, 02/01/2019(2)	2,999,823
	1,195,000	Tyson Foods, Inc. 2.65%, 08/15/2019	1,221,606

			17,822,710

		Forest Products & Paper - 0.3%
	2,650,000	Georgia-Pacific LLC 2.54%, 11/15/2019(1)	2,703,069

		Healthcare-Products - 0.5%
	1,680,000	Medtronic, Inc. 2.50%, 03/15/2020	1,724,484
	2,750,000	Zimmer Biomet Holdings, Inc. 2.00%, 04/01/2018	2,763,522

			4,488,006

		Healthcare-Services - 1.9%
		Aetna, Inc.
	2,135,000	1.50%, 11/15/2017	2,140,141
	3,350,000	2.40%, 06/15/2021	3,380,395
		Anthem, Inc.
	4,000,000	2.25%, 08/15/2019	4,037,136
	1,000,000	2.38%, 02/15/2017	1,003,104
	1,810,000	Dignity Health 2.64%, 11/01/2019	1,843,659
		Laboratory Corp. of America Holdings
	1,411,000	2.20%, 08/23/2017	1,420,373
	590,000	2.63%, 02/01/2020	599,776
		UnitedHealth Group, Inc.
	1,525,000	2.13%, 03/15/2021	1,539,122
	835,000	2.70%, 07/15/2020	859,493

			16,823,199

		Holding Companies-Diversified - 0.3%
	2,500,000	Hutchison Whampoa International Ltd. 1.63%, 10/31/2017(1)	2,501,538

		Home Furnishings - 0.2%
	1,400,000	Whirlpool Corp. 2.40%, 03/01/2019	1,423,372

		Housewares - 0.0%
	355,000	Newell Brands, Inc. 2.05%, 12/01/2017	357,098

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 59.2% - (continued)
		Insurance - 2.7%
$	4,000,000	American International Group, Inc. 2.30%, 07/16/2019	$4,058,728
	1,705,000	Berkshire Hathaway, Inc. 2.20%, 03/15/2021	1,742,271
	775,000	Chubb INA Holdings, Inc. 2.30%, 11/03/2020	790,797
		Marsh & McLennan Cos., Inc.
	985,000	2.35%, 09/10/2019	998,634
	770,000	2.55%, 10/15/2018	781,190
	2,300,000	MassMutual Global Funding II 2.00%, 04/15/2021(1)	2,297,330
	1,500,000	Metropolitan Life Global Funding I 1.95%, 09/15/2021(1)	1,493,695
		Principal Life Global Funding
	2,000,000	1.50%, 04/18/2019(1)	1,993,480
	1,255,000	2.20%, 04/08/2020(1)	1,263,302
		Prudential Financial, Inc.
	2,000,000	1.60%, 08/15/2018(2)	1,996,356
	1,500,000	2.35%, 08/15/2019	1,527,315
	390,000	QBE Insurance Group Ltd. 2.40%, 05/01/2018(1)	391,480
	861,000	TIAA Asset Management Finance Co. LLC 2.95%, 11/01/2019(1)	885,560
	705,000	Trinity Acquisition plc 3.50%, 09/15/2021	728,010
	1,445,000	Unum Group 3.00%, 05/15/2021	1,466,697
	1,715,000	Voya Financial, Inc. 2.90%, 02/15/2018	1,743,254

			24,158,099

		Internet - 0.2%
	2,000,000	Netflix, Inc. 5.50%, 02/15/2022	2,165,000

		Iron/Steel - 0.2%
	403,000	Glencore Funding LLC 2.50%, 01/15/2019(1)	403,455
	1,500,000	Steel Dynamics, Inc. 5.13%, 10/01/2021	1,563,750

			1,967,205

		IT Services - 1.0%
	4,000,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 3.48%, 06/01/2019(1)	4,103,996
	1,250,000	Hewlett Packard Enterprise Co. 3.85%, 10/15/2020(1)	1,324,336
		NCR Corp.
	1,250,000	4.63%, 02/15/2021	1,265,625
	1,755,000	5.00%, 07/15/2022	1,782,413

			8,476,370

		Lodging - 0.4%
	1,500,000	Marriott International, Inc. 2.30%, 01/15/2022	1,500,429
	1,845,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.38%, 03/15/2022	1,893,431

			3,393,860

		Machinery-Diversified - 0.2%
	2,000,000	CNH Industrial Capital LLC 4.38%, 11/06/2020	2,045,000

The accompanying notes are an integral part of these financial statements.

154

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 59.2% - (continued)
		Media - 1.5%
$	3,000,000	CBS Corp. 2.30%, 08/15/2019	$3,038,280
	1,685,000	Charter Communications Operating LLC / Charter Communications Operating Capital 3.58%, 07/23/2020(1)	1,747,107
	400,000	Columbus Cable Barbados Ltd. 7.38%, 03/30/2021(1)	428,000
	2,195,000	Scripps Networks Interactive, Inc. 2.80%, 06/15/2020	2,239,071
	1,770,000	Sky plc 2.63%, 09/16/2019(1)	1,794,152
	2,000,000	Time Warner Cable, Inc. 5.85%, 05/01/2017	2,044,400
		Viacom, Inc.
	955,000	2.20%, 04/01/2019	959,547
	1,500,000	2.75%, 12/15/2019	1,526,385

			13,776,942

		Mining - 0.3%
	1,500,000	Anglo American Capital plc 4.13%, 04/15/2021(1)	1,516,312
	1,015,000	Freeport-McMoRan, Inc. 2.38%, 03/15/2018	1,002,313

			2,518,625

		Miscellaneous Manufacturing - 0.2%
	1,500,000	Pentair Finance S.A. 2.90%, 09/15/2018	1,520,814

		Office/Business Equipment - 0.4%
	3,250,000	Pitney Bowes, Inc. 3.38%, 10/01/2021	3,241,121

		Oil & Gas - 1.9%
		Anadarko Petroleum Corp.
	2,500,000	4.85%, 03/15/2021	2,714,060
	1,022,000	6.38%, 09/15/2017	1,064,924
	1,575,000	BP Capital Markets plc 2.32%, 02/13/2020	1,599,795
	680,000	ConocoPhillips Co. 4.20%, 03/15/2021	738,185
	1,755,000	Exxon Mobil Corp. 2.22%, 03/01/2021	1,779,572
	1,726,000	Marathon Oil Corp. 2.70%, 06/01/2020	1,702,043
		Noble Energy, Inc.
	1,015,000	4.15%, 12/15/2021	1,076,703
	1,595,000	8.25%, 03/01/2019	1,815,161
	455,000	Petroleos Mexicanos 5.50%, 02/04/2019(1)	481,617
	1,565,000	Pioneer Natural Resources Co. 3.45%, 01/15/2021	1,630,417
	2,000,000	Suncor Energy, Inc. 6.10%, 06/01/2018	2,138,584
	685,000	Total Capital Canada Ltd. 1.45%, 01/15/2018	686,316

			17,427,377

		Oil & Gas Services - 0.4%
	2,500,000	Schlumberger Holdings Corp. 3.00%, 12/21/2020(1)	2,594,047
	925,000	Schlumberger Norge AS 1.25%, 08/01/2017(1)	924,915

			3,518,962

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 59.2% - (continued)
		Pharmaceuticals - 2.3%
		AbbVie, Inc.
$	1,250,000	2.30%, 05/14/2021	$1,250,102
	1,330,000	2.50%, 05/14/2020	1,346,723
		Actavis Funding SCS
	490,000	2.45%, 06/15/2019	497,959
	3,855,000	3.00%, 03/12/2020	3,969,104
	715,000	Baxalta, Inc. 2.00%, 06/22/2018	718,492
	1,300,000	Bayer US Finance LLC 2.38%, 10/08/2019(1)	1,318,230
		Cardinal Health, Inc.
	370,000	1.70%, 03/15/2018	371,152
	1,435,000	2.40%, 11/15/2019	1,462,338
	2,115,000	Express Scripts Holding Co. 2.25%, 06/15/2019	2,140,507
	945,000	Mylan N.V. 3.75%, 12/15/2020(1)	986,769
	285,000	Perrigo Finance Unlimited Co. 3.50%, 03/15/2021	294,493
	3,000,000	Shire Acquisitions Investments Ireland DAC 1.90%, 09/23/2019	2,994,375
		Teva Pharmaceutical Finance Netherlands III B.V.
	1,125,000	1.70%, 07/19/2019	1,116,272
	1,800,000	2.20%, 07/21/2021	1,778,272

			20,244,788

		Pipelines - 0.9%
	1,195,000	Columbia Pipeline Group, Inc. 2.45%, 06/01/2018	1,200,033
	2,250,000	Enbridge, Inc. 1.29%, 06/02/2017(2)	2,247,336
		Enterprise Products Operating LLC
	1,195,000	2.55%, 10/15/2019	1,219,282
	1,700,000	2.85%, 04/15/2021	1,748,080
	1,435,000	Kinder Morgan, Inc. 3.05%, 12/01/2019	1,470,343

			7,885,074

		Real Estate - 0.1%
	1,100,000	WEA Finance LLC / Westfield UK & Europe Finance plc 3.25%, 10/05/2020(1)	1,138,279

		Real Estate Investment Trusts - 1.5%
	1,755,000	American Tower Corp. 3.30%, 02/15/2021	1,822,924
	240,000	Crown Castle International Corp. 3.40%, 02/15/2021	249,392
	2,580,000	ERP Operating L.P. 2.38%, 07/01/2019	2,630,377
	1,870,000	Scentre Group 2.38%, 11/05/2019(1)	1,893,783
		Simon Property Group L.P.
	1,000,000	2.50%, 09/01/2020	1,025,024
	860,000	2.50%, 07/15/2021	878,873
	570,000	Ventas Realty L.P. 1.25%, 04/17/2017	570,098
	3,000,000	Ventas Realty L.P. / Ventas Capital Corp. 2.00%, 02/15/2018	3,014,091
	1,010,000	Welltower, Inc. 2.25%, 03/15/2018	1,018,898

			13,103,460

The accompanying notes are an integral part of these financial statements.

155

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 59.2% - (continued)
		Retail - 0.8%
$	320,000	AutoZone, Inc. 1.63%, 04/21/2019	$320,113
		CVS Health Corp.
	2,350,000	2.13%, 06/01/2021	2,350,204
	715,000	2.80%, 07/20/2020	736,728
	3,000,000	Home Depot, Inc. 2.00%, 04/01/2021	3,036,744
	550,000	McDonald’s Corp. 2.75%, 12/09/2020	566,145

			7,009,934

		Savings & Loans - 0.1%
	885,000	Nationwide Building Society 2.35%, 01/21/2020(1)	892,476

		Semiconductors - 0.6%
	2,000,000	NXP B.V. / NXP Funding LLC 4.13%, 06/01/2021(1)	2,135,000
	3,450,000	TSMC Global Ltd. 1.63%, 04/03/2018(1)	3,452,208

			5,587,208

		Software - 0.6%
	541,000	Fidelity National Information Services, Inc. 2.25%, 08/15/2021	540,904
	2,750,000	Hewlett Packard Enterprise Co. 3.10%, 10/05/2018(1)	2,811,669
	2,375,000	Oracle Corp. 1.90%, 09/15/2021	2,365,683

			5,718,256

		Telecommunications - 1.6%
		AT&T, Inc.
	915,000	1.75%, 01/15/2018	916,804
	2,790,000	2.45%, 06/30/2020	2,806,442
	2,000,000	2.80%, 02/17/2021	2,027,384
	2,180,000	Cisco Systems, Inc. 2.20%, 02/28/2021	2,217,208
	4,495,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, 09/20/2021(1)	4,530,466
	1,900,000	Verizon Communications, Inc. 1.38%, 08/15/2019	1,883,846

			14,382,150

		Toys/Games/Hobbies - 0.2%
	2,000,000	Mattel, Inc. 2.35%, 05/06/2019	2,024,466

		Transportation - 1.0%
	3,450,000	AP Moeller - Maersk A/S 2.55%, 09/22/2019(1)	3,483,362
	825,000	FedEx Corp. 2.30%, 02/01/2020	838,865
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	2,050,000	2.50%, 06/15/2019(1)	2,077,716
	45,000	2.88%, 07/17/2018(1)	45,817
	1,000,000	3.20%, 07/15/2020(1)	1,029,238
	1,075,000	Ryder System, Inc. 2.45%, 09/03/2019	1,093,752

			8,568,750

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 59.2% - (continued)
		Trucking & Leasing - 0.4%
$	1,145,000	GATX Corp. 1.25%, 03/04/2017	$1,145,316
	2,125,000	TTX Co. 2.25%, 02/01/2019(1)	2,147,215

			3,292,531

		Total Corporate Bonds (cost $523,651,738)	$530,371,417

FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
		Saudi Arabia - 0.3%
	2,810,000	Saudi Government International Bond 2.38%, 10/26/2021(1)	$2,802,975

		Total Foreign Government Obligations (cost $2,782,097)	$2,802,975

MUNICIPAL BONDS - 0.5%
		General - 0.3%
	2,500,000	Florida State Board of Administration Finance Corp. Rev 2.16%, 07/01/2019	$2,543,275
	365,000	New Jersey Economic Development Auth 0.00%, 02/15/2018(5)	355,258

			2,898,533

		General Obligation - 0.0%
	265,000	Illinois State, GO 5.88%, 03/01/2019	285,622

		Pollution - 0.2%
	1,300,000	Gloucester County Improvement Auth 2.50%, 12/01/2029(2)	1,319,721

		Total Municipal Bonds (cost $4,441,166)	$4,503,876

SENIOR FLOATING RATE INTERESTS - 20.6%(6)
		Advertising - 0.2%
	1,680,829	Acosta Holdco, Inc. 4.25%, 09/26/2021	$1,615,276

		Aerospace/Defense - 0.7%
	1,556,945	BE Aerospace, Inc. 3.82%, 12/16/2021	1,565,711
	487,313	Fly Funding II S.a.r.l. 3.54%, 08/09/2019	488,229
	3,896,274	TransDigm, Inc. 3.75%, 06/09/2023	3,879,247

			5,933,187

		Airlines - 0.7%
		American Airlines, Inc.
	1,573,493	3.25%, 06/27/2020	1,574,390
	980,000	3.25%, 10/10/2021	980,137
	1,000,000	3.25%, 04/28/2023	1,000,000
	1,980,000	Delta Air Lines, Inc. 3.25%, 08/24/2022	1,989,068
	893,250	Pilot Travel Centers LLC 3.28%, 05/25/2023	898,279

			6,441,874

The accompanying notes are an integral part of these financial statements.

156

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 20.6%(6) - (continued)
		Auto Manufacturers - 0.2%
		Chrysler Group LLC
$	359,777	3.25%, 12/31/2018	$359,928
	1,257,055	3.50%, 05/24/2017	1,257,847
	585,428	Jaguar Holding Co. 4.25%, 08/18/2022	584,486

			2,202,261

		Beverages - 0.1%
	656,444	Oak Tea, Inc. 4.25%, 07/02/2022	656,858

		Biotechnology - 0.3%
	2,887,218	Alkermes, Inc. 3.59%, 09/25/2019	2,883,609

		Chemicals - 0.7%
	497,394	Chemours Co. 3.75%, 05/12/2022	490,927
		Huntsman International LLC
	1,979,738	3.75%, 10/01/2021	1,986,548
	293,525	4.25%, 04/01/2023	295,359
	1,488,704	Ineos U.S. Finance LLC 3.75%, 05/04/2018	1,490,982
	1,286,775	Nexeo Solutions LLC 5.25%, 06/09/2023	1,294,817
	467,649	PolyOne Corp. 3.50%, 11/11/2022	471,156
	310,000	Versum Materials, Inc. 3.34%, 09/29/2023	311,420

			6,341,209

		Commercial Services - 1.0%
	994,898	Brickman Group Ltd. LLC 4.00%, 12/18/2020	992,689
	495,688	Bright Horizons Family Solutions, Inc. 5.25%, 01/30/2020	497,457
	467,128	Global Payments, Inc. 3.50%, 04/22/2023	470,047
	1,496,250	Hertz Corp. 3.50%, 06/30/2023	1,507,786
	661,675	KAR Auction Services, Inc. 4.38%, 03/09/2023	668,497
	1,102,066	Quikrete Holdings, Inc. 4.00%, 09/28/2020	1,102,529
	1,216,950	Russell Investment Group 6.75%, 06/01/2023	1,223,035
	1,853,401	TransUnion LLC 3.50%, 04/09/2021	1,858,035
	521,839	Vantiv LLC 3.25%, 10/14/2023	524,939

			8,845,014

		Construction Materials - 0.3%
	2,675,000	American Builders & Contractors Supply Co. 0.00%, 10/31/2023(7)	2,685,031

		Distribution/Wholesale - 0.1%
	495,000	Beacon Roofing Supply, Inc. 3.50%, 10/01/2022	496,238

		Diversified Financial Services - 0.4%
	685,000	Delos Finance S.a.r.l. 3.59%, 03/06/2021	688,856
	455,000	RP Crown Parent LLC 4.50%, 10/12/2023	454,677

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 20.6%(6) - (continued)
		Diversified Financial Services - 0.4% - (continued)
$	1,230,813	RPI Finance Trust 3.04%, 10/04/2022	$1,241,361
	912,891	SAM Finance Lux S.a.r.l. 4.25%, 12/17/2020	918,314
	550,000	Telenet International Finance S.a.r.l. 4.36%, 06/30/2024	550,115

			3,853,323

		Electric - 0.7%
	2,219,438	Calpine Corp. 3.84%, 05/31/2023	2,232,754
	2,307,103	NRG Energy, Inc. 3.50%, 06/30/2023	2,309,987
	1,199,173	Seadrill Partners Finco LLC 4.00%, 02/21/2021	666,296
	1,020,000	Texas Competitive Electric Holdings Co. LLC 5.00%, 10/17/2017	1,028,776

			6,237,813

		Energy-Alternate Sources - 0.2%
	1,683,738	MEG Energy Corp. 3.75%, 03/31/2020	1,586,132

		Entertainment - 0.8%
	195,000	AMC Entertainment, Inc. 0.00%, 12/15/2022(7)	195,649
	1,046,154	Aristocrat Technologies, Inc. 3.63%, 10/20/2021	1,049,857
	497,590	Cedar Fair L.P. 3.25%, 03/06/2020	499,043
	1,240,346	Hilton Worldwide Finance LLC 3.03%, 10/25/2023	1,246,126
	1,060,025	Penn National Gaming, Inc. 3.25%, 10/30/2020	1,061,085
	2,349,113	Regal Cinemas Corporation 3.50%, 04/01/2022	2,360,858
	523,169	Scientific Games International, Inc. 6.00%, 10/01/2021	525,131

			6,937,749

		Environmental Control - 0.2%
	826,248	ADS Waste Holdings, Inc. 3.75%, 10/09/2019	826,480
	415,000	Advanced Disposal Services, Inc. 0.00%, 10/26/2023(7)	415,519
	577,787	US Ecology, Inc. 3.75%, 06/17/2021	579,711

			1,821,710

		Food - 0.7%
		Albertsons LLC
	1,711,387	4.50%, 08/25/2021	1,723,504
	373,127	4.75%, 12/21/2022	376,818
	523,429	4.75%, 06/22/2023	528,883
	452,344	B&G Foods, Inc. 3.84%, 11/02/2022	456,112
		JBS USA LLC
	1,043,519	3.75%, 09/18/2020	1,041,349
	734,450	4.00%, 10/30/2022	732,797
	565,725	Pinnacle Foods Finance LLC 3.28%, 01/13/2023	570,109

The accompanying notes are an integral part of these financial statements.

157

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 20.6%(6) - (continued)
		Food - 0.7% - (continued)
$	1,164,000	Pinnacle Foods Group LLC 3.25%, 04/29/2020	$1,169,971

			6,599,543

		Healthcare-Products - 0.5%
	2,222,922	Alere, Inc. 4.25%, 06/18/2022	2,213,342
	1,565,467	Immucor, Inc. 5.00%, 08/17/2018	1,527,896
	495,000	Revlon Consumer Products Corp. 4.25%, 09/07/2023	495,876

			4,237,114

		Healthcare-Services - 1.7%
	927,988	Acadia Healthcare Company, Inc. 3.75%, 02/16/2023	930,697
	1,980,939	American Renal Holdings, Inc. 4.75%, 09/20/2019	1,956,177
	1,065,475	Amsurg Corp. 3.50%, 07/16/2021	1,064,953
		Community Health Systems, Inc.
	758,577	3.75%, 12/31/2019	716,620
	300,099	4.00%, 01/27/2021	283,069
	1,476,025	DaVita HealthCare Partners, Inc. 3.50%, 06/24/2021	1,474,638
	1,047,088	Envision Healthcare Corp. 4.50%, 10/28/2022	1,050,365
	750,523	HCA, Inc. 3.78%, 03/17/2023	758,126
	1,630,085	IMS Health, Inc. 3.50%, 03/17/2021	1,638,236
	1,510,000	inVentiv Health, Inc. 0.00%, 09/28/2023(7)	1,509,185
	2,100,115	MPH Acquisition Holdings LLC 5.00%, 06/07/2023	2,121,767
	393,001	Surgery Center Holdings, Inc. 4.75%, 11/03/2020	393,984
	1,081,825	U.S. Renal Care, Inc. 5.25%, 12/31/2022	1,034,830

			14,932,647

		Household Products/Wares - 0.1%
	815,000	Galleria Co. 3.75%, 01/26/2023	819,841

		Insurance - 0.7%
		Asurion LLC
	760,000	0.00%, 10/27/2023(7)	760,000
	895,961	5.00%, 05/24/2019	896,123
	2,951,865	5.00%, 08/04/2022	2,964,794
	1,726,847	HUB International Ltd. 4.00%, 10/02/2020	1,725,655

			6,346,572

		Internet - 0.1%
	648,964	Zayo Group LLC 3.75%, 05/06/2021	651,988

		Leisure Time - 0.3%
	2,980,839	Delta 2 (LUX) S.a.r.l. 4.75%, 07/30/2021	2,984,982

		Lodging - 0.4%
	1,290,000	Boyd Gaming Corp. 3.53%, 09/15/2023	1,298,953

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 20.6%(6) - (continued)
		Lodging - 0.4% - (continued)
$	811,231	La Quinta Intermediate Holdings LLC 3.75%, 04/14/2021	$808,952
	1,336,650	Station Casinos LLC 3.75%, 06/08/2023	1,342,384

			3,450,289

		Machinery-Diversified - 0.4%
	1,940,000	Gardner Denver, Inc. 4.25%, 07/30/2020	1,881,354
	1,468,033	Gates Global, Inc. 4.25%, 07/06/2021	1,446,159

			3,327,513

		Media - 1.6%
	1,776,362	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	1,757,852
	655,000	Camelot UK Holdco Ltd. 4.75%, 10/03/2023	655,544
	425,000	CBS Radio, Inc. 4.50%, 10/17/2023	427,125
		Charter Communications Operating LLC
	401,513	3.00%, 07/01/2020	402,167
	977,791	3.00%, 01/04/2021	979,013
	298,500	3.50%, 01/24/2023	300,198
	684,211	CSC Holdings LLC 3.88%, 10/11/2024	686,352
	1,117,589	MGOC, Inc. 4.00%, 07/31/2020	1,117,354
	65,000	Mission Broadcasting, Inc. 0.00%, 09/26/2023(7)	65,244
	730,000	Nexstar Broadcasting, Inc. 0.00%, 09/21/2023(7)	732,738
		Numericable U.S. LLC
	1,730,000	0.00%, 01/13/2025(7)	1,721,834
	412,925	5.14%, 01/15/2024	416,332
	1,930,445	Tribune Media Co. 3.75%, 12/27/2020	1,939,615
	1,385,000	UPC Financing Partnership 4.08%, 08/31/2024	1,391,343
	1,363,476	Virgin Media Investment Holdings Ltd. 3.50%, 06/30/2023	1,368,766

			13,961,477

		Metal Fabricate/Hardware - 0.2%
	1,426,882	Rexnord LLC 4.00%, 08/21/2020	1,430,093

		Mining - 0.0%
	384,083	Minerals Technologies, Inc. 3.75%, 05/09/2021	387,206

		Oil & Gas - 0.5%
	645,000	Chesapeake Energy Corp. 8.50%, 08/23/2021	688,944
	2,007,000	Energy Transfer Equity L.P. 3.29%, 12/02/2019	1,989,940
	654,932	Fieldwood Energy LLC 3.88%, 10/01/2018	603,357
	1,496,250	Western Refining, Inc. 5.50%, 06/23/2023	1,493,452

			4,775,693

The accompanying notes are an integral part of these financial statements.

158

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 20.6%(6) - (continued)
		Oil & Gas Services - 0.2%
$	1,780,667	Crosby U.S. Acquisition Corp. 4.00%, 11/23/2020	$1,472,950
	275,738	Pacific Drilling S.A. 4.50%, 06/03/2018	77,551

			1,550,501

		Packaging & Containers - 0.7%
	1,187,336	Berry Plastics Group, Inc. 3.75%, 10/01/2022	1,190,981
	1,808,883	Berry Plastics Holding Corp. 3.50%, 02/08/2020	1,810,872
	986,249	Coveris Holdings S.A. 4.50%, 05/08/2019	986,249
	390,063	Owens-Illinois, Inc. 3.50%, 09/01/2022	390,063
	2,257,738	Reynolds Group Holdings, Inc. 4.25%, 02/05/2023	2,262,773

			6,640,938

		Pharmaceuticals - 0.4%
	2,000,634	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	1,997,393
	430,000	Genoa, a QoL Healthcare Company LLC 0.00%, 10/25/2023(7)	430,000
	975,000	Grifols Worldwide Operations USA, Inc. 3.46%, 02/27/2021	982,751
	554,307	Vizient, Inc. 5.00%, 02/13/2023	560,022

			3,970,166

		Provincial - 0.0%
	411,475	Seminole Tribe of Florida, Inc. 3.09%, 04/29/2020	412,401

		Real Estate - 0.2%
	1,741,184	DTZ U.S. Borrower LLC 4.25%, 11/04/2021	1,736,100

		Real Estate Investment Trusts - 0.3%
	303,475	Equinix, Inc. 4.00%, 01/08/2023	306,131
	2,119,350	MGM Growth Properties Operating Partnership L.P. 4.00%, 04/25/2023	2,123,334
	546,027	Realogy Corp. 3.75%, 07/20/2022	550,237

			2,979,702

		Retail - 1.4%
	719,446	B.C. Unlimited LLC 3.75%, 12/10/2021	722,446
	507,275	Bass Pro Group LLC 4.00%, 06/05/2020	506,854
	1,903,223	BJ’s Wholesale Club, Inc. 4.50%, 09/26/2019	1,905,012
	1,007,950	Coty, Inc. 3.04%, 10/27/2022	1,007,950
	708,225	Harbor Freight Tools USA, Inc. 4.14%, 08/19/2023	712,871
	1,061,586	Michaels Stores, Inc. 3.75%, 01/27/2023	1,069,357
	1,802,265	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	1,655,831

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 20.6%(6) - (continued)
		Retail - 1.4% - (continued)
$	710,000	Outerwall, Inc. 5.25%, 09/27/2023	$716,511
	696,298	PetSmart, Inc. 4.00%, 03/11/2022	697,663
	1,087,515	Serta Simmons Holdings LLC 4.25%, 10/01/2019	1,084,209
	1,213,411	US Foods, Inc. 4.00%, 06/27/2023	1,220,558
	1,122,188	Yum! Brands, Inc. 3.29%, 06/16/2023	1,133,409

			12,432,671

		Semiconductors - 0.7%
	1,116,379	Avago Technologies Cayman Ltd. 3.54%, 02/01/2023	1,127,386
	588,040	Entegris, Inc. 3.50%, 04/30/2021	590,980
	435,261	MacDermid, Inc. 5.00%, 06/07/2023	438,525
	762,199	NXP B.V. 3.41%, 12/07/2020	764,531
	1,200,000	ON Semiconductor Corp. 3.78%, 03/31/2023	1,206,600
	1,960,150	Sensata Technologies B.V. 3.00%, 10/14/2021	1,967,501

			6,095,523

		Software - 1.9%
	1,019,573	CDW LLC 3.00%, 08/04/2023	1,023,764
	1,395,000	Dell, Inc. 4.00%, 09/07/2023	1,404,528
	2,034,259	Emdeon Business Services LLC 3.75%, 11/02/2018	2,038,084
		First Data Corp.
	904,618	3.52%, 03/24/2021	908,236
	4,180,000	4.27%, 07/08/2022	4,208,758
	761,748	Infor U.S., Inc. 3.75%, 06/03/2020	759,303
	1,252,188	Kronos, Inc. 4.50%, 10/30/2019	1,256,884
		Magic Newco LLC
EUR	385,000	0.00%, 10/03/2023(7)	426,729
$	460,000	0.00%, 10/03/2023(7)	463,450
	1,684,863	6.50%, 12/12/2018	1,695,815
	972,968	SS&C Technologies, Inc. 4.00%, 07/08/2022	979,963
	2,224,425	WEX, Inc. 4.25%, 07/01/2023	2,248,071

			17,413,585

		Telecommunications - 1.0%
	2,000,000	Abacus Innovations Corp. 3.28%, 08/16/2023	2,013,580
	301,950	CommScope, Inc. 3.25%, 12/29/2022	303,209
		Level 3 Financing, Inc.
	1,255,000	3.50%, 05/31/2022	1,259,706
	510,000	4.00%, 08/01/2019	512,188
	1,228,500	4.00%, 01/15/2020	1,234,028
	1,079,342	Telesat Canada 3.50%, 03/28/2019	1,079,342

The accompanying notes are an integral part of these financial statements.

159

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 20.6%(6) - (continued)
		Telecommunications - 1.0% - (continued)
$	2,223,023	Univision Communications, Inc. 4.00%, 03/01/2020	$2,226,308
		Ziggo Financing Partnership
	485,872	3.50%, 01/15/2022	485,469
	56,179	3.70%, 01/15/2022	56,132

			9,169,962

		Total Senior Floating Rate Interests (cost $185,248,117)	$184,843,791

U.S. GOVERNMENT AGENCIES - 7.3%
		FHLMC - 1.4%
	191,319	1.53%, 02/25/2024(2)	$191,452
	11,733,522	1.78%, 07/25/2021(2)(4)	749,188
	13,046,584	1.96%, 08/25/2018(2)(4)	361,851
	9,352,227	3.00%, 04/01/2031	9,789,775
	1,554,774	3.50%, 04/01/2027	1,651,144

			12,743,410

		FNMA - 5.8%
	7,000,000	1.38%, 01/28/2019	7,062,965
	3,231,721	3.00%, 08/01/2027	3,387,987
	4,016,432	3.00%, 02/01/2030	4,204,929
	6,175,787	3.00%, 12/01/2030	6,465,625
	2,144,685	3.00%, 02/01/2031	2,245,338
	4,252,804	3.00%, 03/01/2031	4,452,394
	7,000,000	3.00%, 11/01/2031(8)(9)	7,325,391
	2,688,356	3.50%, 11/01/2026	2,835,337
	6,098,172	3.50%, 12/01/2026	6,431,382
	978,236	3.50%, 12/01/2028	1,030,455
	5,600,000	3.50%, 11/01/2031(8)(9)	5,899,906

			51,341,709

		GNMA - 0.1%
	354,909	5.00%, 08/20/2039	384,698
	357,541	6.50%, 05/16/2031	415,557

			800,255

		Total U.S. Government Agencies (cost $64,089,291)	$64,885,374

		Total Long-Term Investments (cost $896,949,571)	$904,052,255

SHORT-TERM INVESTMENTS - 1.2%
		Other Investment Pools & Funds - 1.2%
	10,554,617	Fidelity Institutional Government Fund, Institutional Class	$10,554,617

		Total Short-Term Investments (cost $10,554,617)	$10,554,617

Total Investments (cost $907,504,188)^	102.1%	$914,606,872
Other Assets and Liabilities	(2.1)%	(19,038,676)

Total Net Assets	100.0%	$895,568,196

The accompanying notes are an integral part of these financial statements.

160

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $907,512,614 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$9,548,130
Unrealized Depreciation	(2,453,872)

Net Unrealized Appreciation	$7,094,258

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $230,364,791, which represents 25.7% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of these securities was $0, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	Securities disclosed are interest-only strips.

(5)	Security is a zero-coupon bond.

(6)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2016.

(7)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(8)	Represents or includes a TBA transaction.

(9)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $13,239,488 at October 31, 2016.

Futures Contracts Outstanding at October 31, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	569	12/30/2016	$124,309,788	$124,122,016	$(187,772)

Short position contracts:
U.S. Treasury 10-Year Note Future	24	12/20/2016	$3,150,138	$3,111,000	$39,138
U.S. Treasury 5-Year Note Future	969	12/30/2016	117,710,196	117,052,172	658,024
U.S. Treasury Long Bond Future	7	12/20/2016	1,192,829	1,139,031	53,798

Total					$750,960

Total futures contracts					$563,188

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

161

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Currency Abbreviations:
EUR	Euro

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation
Rev	Revenue

The accompanying notes are an integral part of these financial statements.

162

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$116,644,822	$—	$116,644,822	$—
Corporate Bonds	530,371,417	—	530,371,417	—
Foreign Government Obligations	2,802,975	—	2,802,975	—
Municipal Bonds	4,503,876	—	4,503,876	—
Senior Floating Rate Interests	184,843,791	—	184,843,791	—
U.S. Government Agencies	64,885,374	—	64,885,374	—
Short-Term Investments	10,554,617	10,554,617	—	—
Futures Contracts(2)	750,960	750,960	—	—

Total	$915,357,832	$11,305,577	$904,052,255	$—

Liabilities
Futures Contracts(2)	$(187,772)	$(187,772)	$—	$—

Total	$(187,772)	$(187,772)	$—	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

163

The Hartford Strategic Income Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 15.4%
		Asset-Backed - Finance & Insurance - 1.4%
$	750,000	CIFC Funding Ltd. 3.54%, 12/05/2024(1)(2)	$746,915
	250,000	6.59%, 12/05/2024(1)(2)	241,224
	1,155,000	First Franklin Mortgage Loan Trust 0.77%, 04/25/2036(1)	771,482
	1,875,878	GSAMP Trust 0.62%, 01/25/2037(1)	1,168,736
	1,165,000	Magnetite Ltd. 5.83%, 01/18/2027(1)(2)	1,048,291
	773,807	SoFi Consumer Loan Program LLC 3.09%, 10/27/2025(2)	777,064
	869,000	Sound Point CLO Ltd. 5.48%, 07/15/2025(1)(2)	784,796

			5,538,508

		Asset-Backed - Home Equity - 1.6%
	1,178,863	GSAA Home Equity Trust 0.60%, 12/25/2046(1)	641,003
	1,696,116	0.61%, 02/25/2037(1)	947,431
	499,565	0.63%, 03/25/2037(1)	269,246
	1,394,971	0.71%, 11/25/2036(1)	692,442
	1,233,267	0.76%, 04/25/2047(1)	820,162
	551,320	5.88%, 09/25/2036(3)	287,815
	110,316	Morgan Stanley Asset-Backed Securities Capital I, Inc. Trust 0.68%, 06/25/2036(1)	96,434
	2,754,974	Morgan Stanley Mortgage Loan Trust 0.70%, 11/25/2036(1)	1,219,144
	85,833	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037(3)	43,607
		Soundview Home Loan Trust
	1,565,937	0.77%, 07/25/2036(1)	1,066,212
	280,000	0.78%, 11/25/2036(1)	199,483

			6,282,979

		Commercial Mortgage - Backed Securities - 1.8%
	840,000	Banc of America Commercial Mortgage Trust 3.12%, 09/15/2048(1)(2)	459,104
	180,000	Citigroup Commercial Mortgage Trust 4.40%, 03/10/2047(1)(2)	125,451
	330,000	Commercial Mortgage Pass-Through Certificates 4.75%, 10/15/2045(1)(2)	204,161
	105,000	Commercial Mortgage Trust 4.57%, 10/15/2045(1)(2)	71,419
	1,795,000	GS Mortgage Securities Corp. II 4.85%, 11/10/2045(1)(2)	1,664,918
		GS Mortgage Securities Trust
	270,000	3.58%, 06/10/2047(2)	158,994
	465,167	3.67%, 04/10/2047(2)	242,287
	485,000	JP Morgan Chase Commercial Mortgage Securities Corp. 4.42%, 12/15/2047(1)(2)	388,179
		JP Morgan Chase Commercial Mortgage Securities Trust
	560,000	2.73%, 10/15/2045(1)(2)	313,639
	125,000	4.00%, 08/15/2046(1)(2)	102,188
	390,000	Morgan Stanley Bank of America Merrill Lynch Trust 4.50%, 08/15/2045(2)	281,063

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 15.4% - (continued)
		Commercial Mortgage - Backed Securities - 1.8% - (continued)
$	365,000	Morgan Stanley Capital I Trust 5.16%, 07/15/2049(1)(2)	$287,576
	240,000	UBS-Barclays Commercial Mortgage Trust 4.09%, 03/10/2046(1)(2)	167,391
	710,000	VNDO Mortgage Trust 3.95%, 12/13/2029(1)(2)	729,788
		WF-RBS Commercial Mortgage Trust
	665,000	3.02%, 11/15/2047(2)	301,265
	1,750,000	4.80%, 11/15/2045(1)(2)	1,414,943
	170,000	5.00%, 06/15/2044(1)(2)	147,446
	195,505	5.00%, 04/15/2045(1)(2)	115,966

			7,175,778

		Whole Loan Collateral CMO - 10.6%
		Adjustable Rate Mortgage Trust
	94,635	0.79%, 01/25/2036(1)	78,702
	116,671	1.03%, 01/25/2036(1)	100,115
	373,945	3.98%, 11/25/2037(1)(2)	313,035
		Alternative Loan Trust
	337,177	0.80%, 01/25/2036(1)	277,677
	518,000	0.85%, 11/25/2035(1)	416,164
	1,858,651	0.93%, 10/25/2036(1)	1,147,438
	753,172	5.50%, 12/25/2035	630,999
	1,150,645	5.75%, 05/25/2036	889,866
	918,994	6.00%, 05/25/2036	696,459
		American Home Mortgage Assets Trust
	384,484	0.66%, 03/25/2047(1)	295,918
	120,240	0.72%, 09/25/2046(1)	90,586
	715,484	1.46%, 10/25/2046(1)	499,667
		Banc of America Funding Trust
	491,163	0.72%, 10/20/2036(1)	410,838
	586,389	3.19%, 04/20/2036(1)	492,854
	153,035	5.85%, 01/25/2037(3)	129,909
	258,386	Banc of America Mortgage Trust 3.23%, 09/25/2035(1)	247,472
		BCAP LLC Trust
	658,148	0.70%, 01/25/2037(1)	530,082
	655,227	0.71%, 03/25/2037(1)	610,208
		Bear Stearns Adjustable Rate Mortgage Trust
	600,298	2.83%, 10/25/2035(1)	577,680
	265,558	3.12%, 02/25/2036(1)	222,893
	200,830	Bear Stearns Alt-A Trust 0.85%, 08/25/2036(1)	152,959
	336,806	Bear Stearns Mortgage Funding Trust 0.71%, 10/25/2036(1)	273,417
	1,050,000	Chase Mortgage Finance Trust 5.50%, 11/25/2035	999,609
		CHL Mortgage Pass-Through Trust
	71,542	1.21%, 03/25/2035(1)	55,956
	118,508	2.82%, 03/20/2036(1)	96,418
	980,993	3.13%, 09/25/2047(1)	868,922
	329,837	Deutsche Alt-A Securities Mortgage Loan Trust 0.68%, 03/25/2037(1)	243,087
	1,752,412	DSLA Mortgage Loan Trust 1.43%, 03/19/2046(1)	1,424,700
	129,084	First Horizon Mortgage Pass-Through Trust 2.97%, 08/25/2037(1)	102,521

The accompanying notes are an integral part of these financial statements.

164

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 15.4% - (continued)
		Whole Loan Collateral CMO - 10.6% - (continued)
		GMAC Mortgage Corp. Loan Trust
$	676,466	3.41%, 09/19/2035(1)	$617,071
	107,759	3.41%, 04/19/2036(1)	95,796
		GSR Mortgage Loan Trust
	2,339,960	0.83%, 01/25/2037(1)	1,442,663
	1,372,118	2.97%, 01/25/2036(1)	1,267,046
	1,071,256	3.05%, 04/25/2035(1)	1,023,660
	108,079	3.21%, 10/25/2035(1)	93,860
		HarborView Mortgage Loan Trust
	281,624	0.72%, 01/19/2038(1)	241,848
	2,916,933	0.77%, 12/19/2036(1)	2,167,849
	720,411	0.86%, 09/19/2035(1)	577,850
	60,482	Impac CMB Trust 2.78%, 02/25/2036(1)	58,218
	1,519,224	Impac Secured Assets Corp. 0.81%, 08/25/2036(1)	1,134,799
	702,576	IndyMac IMSC Mortgage Loan Trust 0.68%, 03/25/2047(1)	445,167
		IndyMac Index Mortgage Loan Trust
	311,822	0.72%, 04/25/2037(1)	227,943
	207,887	0.77%, 07/25/2035(1)	181,469
	477,987	0.81%, 07/25/2035(1)	384,452
	672,438	0.82%, 01/25/2036(1)	425,221
	1,272,107	0.93%, 07/25/2046(1)	763,316
	1,529,179	3.14%, 04/25/2037(1)	975,911
		JP Morgan Mortgage Trust
	374,520	2.98%, 11/25/2035(1)	349,221
	997,021	2.99%, 05/25/2036(1)	893,541
	278,763	3.16%, 09/25/2035(1)	265,585
		Lehman XS Trust
	418,578	0.74%, 07/25/2046(1)	333,440
	153,960	0.77%, 06/25/2047(1)	105,341
	928,428	LSTAR Securities Investment Trust 2.53%, 09/01/2021(1)(2)	917,009
	75,957	Luminent Mortgage Trust 0.73%, 10/25/2046(1)	64,848
	309,382	Merrill Lynch Mortgage Investors Trust 3.10%, 07/25/2035(1)	239,992
	1,761,275	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.54%, 06/25/2036(1)	1,320,841
	449,100	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	423,432
		Residential Accredit Loans, Inc.
	231,413	0.83%, 04/25/2036(1)	166,191
	205,596	1.32%, 09/25/2046(1)	145,787
	1,506,427	1.83%, 11/25/2037(1)	1,027,620
	88,462	6.00%, 12/25/2035	76,406
	959,266	Residential Asset Securitization Trust 0.98%, 03/25/2035(1)	753,728
		Residential Funding Mortgage Securities, Inc.
	1,026,329	3.25%, 08/25/2035(1)	759,610
	92,257	3.47%, 04/25/2037(1)	78,409
	59,128	Sequoia Mortgage Trust 3.09%, 07/20/2037(1)	47,746
	1,035,172	Springleaf Mortgage Loan Trust 3.52%, 12/25/2065(1)(2)	1,039,308

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 15.4% - (continued)
		Whole Loan Collateral CMO - 10.6% - (continued)
$	1,565,246	Structured Adjustable Rate Mortgage Loan Trust 2.98%, 02/25/2036(1)	$1,244,614
	1,446,155	Structured Asset Mortgage Investments II Trust 0.76%, 02/25/2036(1)	1,160,118
	1,506,241	TBW Mortgage-Backed Trust 6.00%, 07/25/2036	1,204,140
		WaMu Mortgage Pass-Through Certificates Trust
	157,994	0.95%, 06/25/2044(1)	146,395
	1,259,138	1.33%, 12/25/2046(1)	975,453
	65,156	1.52%, 08/25/2046(1)	55,581
	152,318	2.20%, 11/25/2046(1)	136,817
	1,303,504	2.57%, 06/25/2037(1)	1,164,754
	313,203	2.81%, 08/25/2036(1)	278,346
	873,738	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 1.13%, 07/25/2036(1)	481,398
	185,614	Wells Fargo Alternative Loan Trust 3.15%, 12/28/2037(1)	161,639
		Wells Fargo Commercial Mortgage Trust
	685,000	2.88%, 05/15/2048(1)(2)	348,886
	205,000	3.36%, 09/15/2058(2)	122,715
	264,907	Wells Fargo Mortgage Backed Securities Trust 3.23%, 09/25/2036(1)	248,460

			41,737,661

		Total Asset & Commercial Mortgage Backed Securities (cost $61,587,972)	$60,734,926

CORPORATE BONDS - 26.3%
		Advertising - 0.0%
	45,000	Lamar Media Corp. 5.75%, 02/01/2026	$48,179

		Airlines - 0.0%
	55,000	Aircastle Ltd. 5.00%, 04/01/2023	56,925

		Apparel - 0.3%
	255,000	Hanesbrands, Inc. 4.88%, 05/15/2026(2)	259,462
	950,000	William Carter Co. 5.25%, 08/15/2021	988,000

			1,247,462

		Auto Parts & Equipment - 0.0%
	150,000	ZF North America Capital, Inc. 4.75%, 04/29/2025(2)	158,250

		Chemicals - 0.4%
	845,000	NOVA Chemicals Corp. 5.00%, 05/01/2025(2)	848,169
	45,000	Versum Materials, Inc. 5.50%, 09/30/2024(2)	46,012
	545,000	Westlake Chemical Corp. 4.63%, 02/15/2021(2)	569,520

			1,463,701

The accompanying notes are an integral part of these financial statements.

165

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 26.3% - (continued)
		Commercial Banks - 8.8%
EUR	775,000	Allied Irish Banks plc 7.38%, 12/03/2020(1)(4)(5)	$790,012
		Banco Bilbao Vizcaya Argentaria S.A.
	2,400,000	7.00%, 02/19/2019(1)(4)(5)	2,545,841
$	1,200,000	9.00%, 05/09/2018(1)(4)(5)	1,246,500
EUR	1,200,000	Banco Santander S.A. 6.25%, 09/11/2021(1)(4)(5)	1,228,385
	1,550,000	Bank of Ireland 7.38%, 06/18/2020(1)(4)(5)	1,650,604
		Barclays plc
$	200,000	7.88%, 03/15/2022(1)(4)(5)	198,800
EUR	1,550,000	8.00%, 12/15/2020(1)(4)	1,741,924
$	830,000	BNP Paribas S.A. 7.63%, 03/30/2021(1)(2)(4)	867,350
		CIT Group, Inc.
	600,000	5.38%, 05/15/2020	641,250
	517,000	5.50%, 02/15/2019(2)	544,142
	310,000	Citigroup, Inc. 5.50%, 09/13/2025	349,081
EUR	725,000	Cooperatieve Rabobank UA 5.50%, 06/29/2020(1)(4)(5)	800,846
		Credit Agricole S.A.
	1,050,000	6.50%, 06/23/2021(1)(4)(5)	1,181,454
$	900,000	8.13%, 12/23/2025(1)(2)(4)	966,456
	2,965,000	Credit Suisse Group AG 6.25%, 12/18/2024(1)(2)(4)	2,861,225
	3,800,000	Export-Import Bank of India 3.38%, 08/05/2026(2)	3,767,875
	895,000	Goldman Sachs Group, Inc. 5.15%, 05/22/2045	966,981
	2,025,000	ICICI Bank Ltd. 4.00%, 03/18/2026(2)	2,058,307
	1,625,000	Intesa Sanpaolo S.p.A. 7.70%, 09/17/2025(1)(2)(4)	1,484,844
GBP	450,000	Lloyds Banking Group plc 7.00%, 06/27/2019(1)(4)(5)	550,525
$	240,000	Radian Group, Inc. 7.00%, 03/15/2021	269,026
		Royal Bank of Scotland Group plc
	1,690,000	7.50%, 08/10/2020(1)(4)	1,550,575
	350,000	8.63%, 08/15/2021(1)(4)	348,250
GBP	200,000	Santander UK Group Holdings plc 7.38%, 06/24/2022(1)(4)(5)	244,921
		Societe Generale S.A.
$	800,000	7.38%, 09/13/2021(1)(2)(4)	793,200
	1,875,000	8.25%, 11/29/2018(1)(4)(5)	1,928,906
		UBS Group AG
EUR	425,000	5.75%, 02/19/2022(1)(4)(5)	487,538
$	1,175,000	6.88%, 03/22/2021(1)(4)(5)	1,178,391
	250,000	7.00%, 02/19/2025(1)(4)(5)	266,875
	975,000	7.13%, 02/19/2020(1)(4)(5)	998,156

			34,508,240

		Commercial Services - 0.3%
	470,000	Cardtronics, Inc. 5.13%, 08/01/2022	480,575
		United Rentals North America, Inc.
	200,000	4.63%, 07/15/2023	206,500
	280,000	5.50%, 07/15/2025	283,500

			970,575

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 26.3% - (continued)
		Construction Materials - 0.9%
$	90,000	Boise Cascade Co. 5.63%, 09/01/2024(2)	$91,013
	595,000	CRH America, Inc. 5.13%, 05/18/2045(2)	656,013
	191,000	Eagle Materials, Inc. 4.50%, 08/01/2026	192,522
	1,180,000	Grupo Cementos de Chihuahua S.A.B. de C.V. 8.13%, 02/08/2020(2)	1,241,950
	440,000	Norbord, Inc. 6.25%, 04/15/2023(2)	467,500
		Standard Industries, Inc.
	755,000	5.38%, 11/15/2024(2)	780,481
	150,000	6.00%, 10/15/2025(2)	160,117

			3,589,596

		Diversified Financial Services - 0.9%
	970,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 4.50%, 05/15/2021	1,008,315
	160,000	Aircastle Ltd. 5.50%, 02/15/2022	171,600
		International Lease Finance Corp.
	390,000	5.88%, 04/01/2019	419,125
	100,000	5.88%, 08/15/2022	110,128
	80,000	6.25%, 05/15/2019	86,500
		Navient Corp.
	340,000	5.50%, 01/15/2019	346,800
	270,000	6.63%, 07/26/2021	272,025
	495,000	7.25%, 09/25/2023	493,144
	690,000	8.45%, 06/15/2018	746,269

			3,653,906

		Electric - 1.5%
	1,235,000	AES Corp. 8.00%, 06/01/2020	1,448,037
	1,270,000	Eskom Holdings SOC Ltd. 5.75%, 01/26/2021(5)	1,276,350
	645,000	NRG Energy, Inc. 6.25%, 07/15/2022	646,613
	2,390,000	Perusahaan Listrik Negara PT 5.50%, 11/22/2021(5)	2,646,925

			6,017,925

		Electrical Components & Equipment - 0.1%
	400,000	EnerSys 5.00%, 04/30/2023(2)	410,000

		Engineering & Construction - 0.3%
	1,355,000	SBA Tower Trust 3.60%, 04/15/2043(2)	1,359,890

		Entertainment - 0.1%
		GLP Capital L.P. / GLP Financing II, Inc.
	10,000	4.38%, 04/15/2021	10,525
	150,000	5.38%, 04/15/2026	159,375
		WMG Acquisition Corp.
	180,000	4.88%, 11/01/2024(2)	179,550
	110,000	5.00%, 08/01/2023(2)	111,375

			460,825

The accompanying notes are an integral part of these financial statements.

166

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 26.3% - (continued)
		Environmental Control - 0.2%
		Clean Harbors, Inc.
$	60,000	5.13%, 06/01/2021	$61,425
	601,000	5.25%, 08/01/2020	613,020

			674,445

		Forest Products & Paper - 0.2%
		Cascades, Inc.
	120,000	5.50%, 07/15/2022(2)	122,476
	255,000	5.75%, 07/15/2023(2)	257,550
	440,000	Clearwater Paper Corp. 5.38%, 02/01/2025(2)	444,400

			824,426

		Gas - 0.1%
		AmeriGas Partners L.P. / AmeriGas Finance Corp.
	175,000	5.63%, 05/20/2024	183,313
	175,000	5.88%, 08/20/2026	183,750

			367,063

		Healthcare-Products - 0.1%
	455,000	Kinetic Concepts, Inc. / KCI USA, Inc. 7.88%, 02/15/2021(2)	490,262

		Healthcare-Services - 1.0%
	645,000	Community Health Systems, Inc. 5.13%, 08/01/2021	601,463
	50,000	HCA Holdings, Inc. 6.25%, 02/15/2021	53,938
		HCA, Inc.
	305,000	4.75%, 05/01/2023	317,581
	30,000	5.38%, 02/01/2025	30,621
	970,000	6.50%, 02/15/2020	1,074,275
	440,000	LifePoint Health, Inc. 5.88%, 12/01/2023	446,600
	90,000	MEDNAX, Inc. 5.25%, 12/01/2023(2)	94,050
	1,080,000	Tenet Healthcare Corp. 6.00%, 10/01/2020	1,137,650

			3,756,178

		Home Builders - 0.3%
	551,000	CalAtlantic Group, Inc. 5.38%, 10/01/2022	579,239
	450,000	Meritage Homes Corp. 6.00%, 06/01/2025	474,750
	55,000	PulteGroup, Inc. 4.25%, 03/01/2021	57,750

			1,111,739

		Insurance - 0.9%
	1,330,000	AXA S.A. 6.46%, 12/14/2018(1)(2)(4)	1,386,791
	235,000	CNO Financial Group, Inc. 5.25%, 05/30/2025	237,350
EUR	1,450,000	Mapfre S.A. 5.92%, 07/24/2037(1)	1,638,785
$	110,000	MGIC Investment Corp. 5.75%, 08/15/2023	116,050

			3,378,976

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 26.3% - (continued)
		Internet - 0.0%
$	175,000	Netflix, Inc. 4.38%, 11/15/2026(2)	$172,156

		Iron/Steel - 0.2%
		Steel Dynamics, Inc.
	290,000	5.13%, 10/01/2021	302,325
	155,000	5.50%, 10/01/2024	163,525
	414,000	United States Steel Corp. 7.38%, 04/01/2020	411,930

			877,780

		IT Services - 0.1%
	250,000	NCR Corp. 4.63%, 02/15/2021	253,125

		Lodging - 0.4%
	420,000	Choice Hotels International, Inc. 5.75%, 07/01/2022	459,375
	275,000	Hilton Domestic Operating Co., Inc. 4.25%, 09/01/2024(2)	275,688
	710,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.38%, 03/15/2022	728,637

			1,463,700

		Machinery - Construction & Mining - 0.1%
	245,000	Oshkosh Corp. 5.38%, 03/01/2025	256,025

		Machinery-Diversified - 0.1%
	465,000	CNH Industrial Capital LLC 4.38%, 11/06/2020	475,463

		Media - 1.8%
	335,000	Altice US Finance I Corp. 5.50%, 05/15/2026(2)	341,700
		CCO Holdings LLC / CCO Holdings Capital Corp.
	30,000	5.13%, 02/15/2023	31,050
	770,000	5.25%, 09/30/2022	801,762
	70,000	5.75%, 09/01/2023	73,850
	10,000	5.75%, 01/15/2024	10,575
	15,000	6.63%, 01/31/2022	15,638
	195,000	Charter Communications Operating LLC / Charter Communications Operating Capital 6.48%, 10/23/2045(2)	228,511
	350,000	Charter Communications Operating LLC / Charter Communications Operating Capital 4.91%, 07/23/2025(2)	377,493
	215,000	Columbus Cable Barbados Ltd. 7.38%, 03/30/2021(2)	230,050
	325,000	CSC Holdings LLC 5.50%, 04/15/2027(2)	329,672
		DISH DBS Corp.
	55,000	5.88%, 11/15/2024	55,378
	625,000	6.75%, 06/01/2021	671,487
	425,000	7.88%, 09/01/2019	473,875
	810,000	Liberty Interactive LLC 8.25%, 02/01/2030	866,700
	440,000	NBCUniversal Enterprise, Inc. 5.25%, 03/29/2049(2)(4)	468,732

The accompanying notes are an integral part of these financial statements.

167

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 26.3% - (continued)
		Media - 1.8% - (continued)
$	240,000	SFR Group S.A. 7.38%, 05/01/2026(2)	$242,400
		TEGNA, Inc.
	220,000	4.88%, 09/15/2021(2)	229,350
	470,000	5.13%, 07/15/2020	488,800
	5,000	5.50%, 09/15/2024(2)	5,125
	30,000	6.38%, 10/15/2023	31,725
	300,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.50%, 01/15/2023(2)	310,875
		Videotron Ltd.
	110,000	5.00%, 07/15/2022	114,813
	750,000	5.38%, 06/15/2024(2)	784,687

			7,184,248

		Mining - 0.4%
		Anglo American Capital plc
	235,000	3.63%, 05/14/2020(2)	236,175
	210,000	4.13%, 09/27/2022(2)	207,900
	200,000	4.88%, 05/14/2025(2)	203,500
		Freeport-McMoRan, Inc.
	60,000	3.88%, 03/15/2023	54,150
	160,000	4.55%, 11/14/2024	146,800
	160,000	5.40%, 11/14/2034	137,800
	355,000	5.45%, 03/15/2043	294,650
	55,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	58,094
	235,000	Teck Resources Ltd. 8.50%, 06/01/2024(2)	272,012

			1,611,081

		Multi-National - 0.0%
INR	8,060,000	International Finance Corp. 7.10%, 03/21/2031	128,552

		Oil & Gas - 2.8%
		Anadarko Petroleum Corp.
$	15,000	5.55%, 03/15/2026	17,052
	20,000	6.60%, 03/15/2046	24,721
	120,000	Antero Resources Corp. 5.63%, 06/01/2023	122,400
		Concho Resources, Inc.
	20,000	5.50%, 10/01/2022	20,550
	220,000	5.50%, 04/01/2023	225,060
	115,000	6.50%, 01/15/2022	119,025
		Continental Resources, Inc.
	15,000	3.80%, 06/01/2024	13,800
	175,000	4.50%, 04/15/2023	166,688
	45,000	4.90%, 06/01/2044	38,306
	205,000	5.00%, 09/15/2022	200,900
	30,000	Diamondback Energy, Inc. 4.75%, 11/01/2024(2)	30,000
	1,861,000	Ecopetrol S.A. 5.88%, 05/28/2045	1,642,332
		Marathon Oil Corp.
	160,000	3.85%, 06/01/2025	154,493
	70,000	5.20%, 06/01/2045	65,651
	55,000	6.60%, 10/01/2037	59,055
	45,000	6.80%, 03/15/2032	48,915
	271,000	MEG Energy Corp. 7.00%, 03/31/2024(2)	222,220

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 26.3% - (continued)
		Oil & Gas - 2.8% - (continued)
		Petrobras Global Finance B.V.
$	1,145,000	4.38%, 05/20/2023	$1,037,656
	1,335,000	5.38%, 01/27/2021	1,321,917
		Petroleos Mexicanos
	936,000	5.50%, 06/27/2044	806,270
	1,867,000	6.75%, 09/21/2047(2)	1,850,664
	30,000	SM Energy Co. 6.75%, 09/15/2026	30,750
	455,000	Tesoro Corp. 5.13%, 04/01/2024	468,650
		WPX Energy, Inc.
	260,000	5.25%, 09/15/2024	247,000
	425,000	6.00%, 01/15/2022	423,938
	1,567,000	YPF S.A. 8.50%, 07/28/2025(5)	1,708,030

			11,066,043

		Packaging & Containers - 0.4%
	130,000	Crown Americas LLC / Crown Americas Capital Corp. 4.25%, 09/30/2026(2)	127,563
	635,000	Graphic Packaging International, Inc. 4.88%, 11/15/2022	665,163
	215,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(2)	229,109
	465,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023(2)	477,350

			1,499,185

		Pipelines - 1.2%
		DCP Midstream LLC
	55,000	5.35%, 03/15/2020(2)	56,650
	65,000	9.75%, 03/15/2019(2)	73,125
		DCP Midstream Operating L.P.
	70,000	2.70%, 04/01/2019	68,425
	40,000	3.88%, 03/15/2023	38,900
	145,000	4.95%, 04/01/2022	148,625
	100,000	5.60%, 04/01/2044	93,750
	1,255,000	Energy Transfer Equity L.P. 7.50%, 10/15/2020	1,367,950
	1,260,000	Energy Transfer Partners L.P. 5.95%, 10/01/2043	1,296,736
		MPLX L.P.
	210,000	4.88%, 12/01/2024	219,629
	205,000	4.88%, 06/01/2025	213,846
		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp.
	230,000	5.50%, 10/15/2019	245,525
	625,000	6.25%, 10/15/2022	662,500
		Williams Cos., Inc.
	100,000	3.70%, 01/15/2023	96,750
	50,000	4.55%, 06/24/2024	50,875
	90,000	5.75%, 06/24/2044	91,969
	60,000	7.88%, 09/01/2021	69,600

			4,794,855

		Real Estate Investment Trusts - 0.2%
	230,000	Corrections Corp. of America 4.13%, 04/01/2020	215,050

The accompanying notes are an integral part of these financial statements.

168

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 26.3% - (continued)
		Real Estate Investment Trusts - 0.2% - (continued)
$	350,000	Equinix, Inc. 5.38%, 04/01/2023	$365,312

			580,362

		Retail - 0.2%
	425,000	Group 1 Automotive, Inc. 5.00%, 06/01/2022	423,937
	250,000	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 5.25%, 06/01/2026(2)	260,625

			684,562

		Semiconductors - 0.3%
		NXP B.V. / NXP Funding LLC
	200,000	4.13%, 06/15/2020(2)	211,000
	230,000	4.63%, 06/15/2022(2)	250,700
	330,000	4.63%, 06/01/2023(2)	361,350
		Sensata Technologies B.V.
	265,000	5.00%, 10/01/2025(2)	271,625
	45,000	5.63%, 11/01/2024(2)	47,700

			1,142,375

		Shipbuilding - 0.0%
	60,000	Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025(2)	63,113

		Software - 0.3%
		First Data Corp.
	95,000	5.00%, 01/15/2024(2)	96,425
	530,000	5.38%, 08/15/2023(2)	548,550
		MSCI, Inc.
	20,000	4.75%, 08/01/2026(2)	20,150
	45,000	5.25%, 11/15/2024(2)	47,250
	245,000	5.75%, 08/15/2025(2)	260,472
	50,000	Open Text Corp. 5.88%, 06/01/2026(2)	53,250

			1,026,097

		Telecommunications - 1.4%
	390,000	AT&T, Inc. 4.75%, 05/15/2046	381,645
	300,000	CommScope, Inc. 4.38%, 06/15/2020(2)	307,875
	150,000	Frontier Communications Corp. 10.50%, 09/15/2022	156,000
	1,040,000	Mobile Telesystems OJSC via MTS International Funding Ltd. 5.00%, 05/30/2023(2)	1,075,152
	380,000	Nokia Oyj 6.63%, 05/15/2039	410,400
		Sprint Communications, Inc.
	1,114,000	7.00%, 03/01/2020(2)	1,211,475
	476,000	9.00%, 11/15/2018(2)	523,600
		T-Mobile USA, Inc.
	400,000	6.46%, 04/28/2019	406,500
	40,000	6.63%, 11/15/2020	41,100
		Telecom Italia Capital S.A.
	125,000	6.00%, 09/30/2034	124,375
	40,000	6.38%, 11/15/2033	40,980
	145,000	7.72%, 06/04/2038	159,862

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 26.3% - (continued)
		Telecommunications - 1.4% - (continued)
$	550,000	Wind Acquisition Finance S.A. 4.75%, 07/15/2020(2)	$552,750

			5,391,714

		Total Corporate Bonds (cost $102,986,724)	$103,218,999

FOREIGN GOVERNMENT OBLIGATIONS - 20.7%
		Argentina - 1.3%
ARS	6,049,245	Argentina Treasury Bond 2.25%, 04/28/2020	$398,146
		Argentine Republic Government International Bond
EUR	4,115,000	2.26%, 12/31/2038(3)	2,854,897
$	320,000	7.63%, 04/22/2046(2)	348,800
	918,335	8.28%, 12/31/2033	1,029,913
	325,045	Provincia de Buenos Aires 9.95%, 06/09/2021(2)	370,551

			5,002,307

		Australia - 0.1%
AUD	280,000	Australia Government Bond 5.75%, 05/15/2021(5)	249,198

		Austria - 0.2%
		Austria Government Bond
EUR	260,000	1.65%, 10/21/2024(2)(5)	321,529
	400,000	1.95%, 06/18/2019(2)(5)	467,856

			789,385

		Belgium - 0.3%
		Belgium Government Bond
	440,000	1.25%, 06/22/2018(5)	497,954
	375,000	2.60%, 06/22/2024(2)(5)	491,281
	225,000	3.75%, 09/28/2020(2)(5)	287,743

			1,276,978

		Brazil - 2.1%
		Brazil Notas do Tesouro Nacional
BRL	12,099,160	6.00%, 05/15/2017(6)	3,778,448
	4,480,953	6.00%, 08/15/2022(6)	1,403,554
	1,574,000	10.00%, 01/01/2021	473,374
$	2,830,000	Brazilian Government International Bond 5.00%, 01/27/2045	2,497,475

			8,152,851

		Canada - 0.1%
CAD	775,000	Canadian Government Bond 1.75%, 09/01/2019	596,842

		Chile - 0.0%
CLP	25,000,000	Bonos de la Tesoreria de la Republica en pesos 6.00%, 01/01/2020	40,939

		Colombia - 0.3%
		Colombian TES
COP	2,958,719,600	4.25%, 05/17/2017(6)	993,906
	444,000,000	10.00%, 07/24/2024	173,530

			1,167,436

		Croatia - 0.5%
EUR	1,715,000	Croatia Government International Bond 3.00%, 03/11/2025(5)	1,917,941

The accompanying notes are an integral part of these financial statements.

169

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 20.7% - (continued)
		Denmark - 0.1%
		Denmark Government Bond
DKK	500,000	1.75%, 11/15/2025	$83,490
	1,745,000	4.00%, 11/15/2019	292,378

			375,868

		Finland - 0.1%
		Finland Government Bond
EUR	150,000	1.13%, 09/15/2018(2)(5)	169,986
	170,000	1.50%, 04/15/2023(2)(5)	206,177

			376,163

		France - 0.8%
		France Government Bond OAT
	630,000	0.01%, 05/25/2020(5)	701,956
	445,000	0.50%, 11/25/2019(5)	503,370
	810,000	1.00%, 11/25/2018(5)	917,952
	790,000	3.00%, 04/25/2022(5)	1,019,996

			3,143,274

		Hungary - 0.8%
		Hungary Government International Bond
$	2,696,000	5.38%, 02/21/2023	3,059,421
	130,000	6.38%, 03/29/2021	149,974

			3,209,395

		India - 0.1%
INR	18,000,000	International Finance Corp. 7.80%, 06/03/2019	280,196

		Indonesia - 1.8%
		Indonesia Government International Bond
$	775,000	6.63%, 02/17/2037(5)	973,005
	765,000	6.75%, 01/15/2044(5)	1,008,529
	1,610,000	7.75%, 01/17/2038(5)	2,257,012
		Indonesia Treasury Bond
IDR	15,313,000,000	8.25%, 07/15/2021	1,229,922
	15,844,000,000	8.38%, 03/15/2024	1,289,572
	3,848,000,000	8.38%, 09/15/2026	313,770

			7,071,810

		Ireland - 0.1%
		Ireland Government Bond
EUR	205,000	3.40%, 03/18/2024(5)	275,799
	230,000	4.50%, 10/18/2018	276,892

			552,691

		Italy - 0.8%
		Italy Buoni Poliennali Del Tesoro
	1,300,000	1.50%, 08/01/2019	1,477,572
	415,000	3.75%, 09/01/2024	537,734
	815,000	4.75%, 09/01/2021	1,071,179

			3,086,485

		Japan - 0.5%
JPY	165,000,000	Japan Government Five Year Bond 0.30%, 09/20/2018	1,590,038
	48,800,000	Japan Government Ten Year Bond 1.10%, 03/20/2021	491,951

			2,081,989

		Malaysia - 0.1%
		Malaysia Government Bond
MYR	1,095,000	3.80%, 09/30/2022	264,847
	440,000	3.96%, 09/15/2025	106,436

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 20.7% - (continued)
		Malaysia - 0.1% - (continued)
MYR	325,000	5.73%, 07/30/2019	$82,660

			453,943

		Mexico - 1.1%
		Mexican Bonos
MXN	3,969,600	6.50%, 06/09/2022	214,892
	1,749,000	8.00%, 06/11/2020	99,023
	5,319,200	10.00%, 12/05/2024	349,985
		Mexico Government International Bond
$	520,000	3.50%, 01/21/2021	547,560
	3,456,000	4.35%, 01/15/2047	3,269,376

			4,480,836

		Netherlands - 0.4%
		Netherlands Government Bond
EUR	350,000	0.25%, 01/15/2020	394,173
	545,000	1.25%, 01/15/2019(2)(5)	622,415
	290,000	2.00%, 07/15/2024(2)(5)	367,724

			1,384,312

		Norway - 0.1%
		Norway Government Bond
NOK	295,000	2.00%, 05/24/2023(2)(5)	37,617
	1,305,000	3.75%, 05/25/2021(2)(5)	177,365

			214,982

		Panama - 0.4%
$	1,675,000	Panama Government International Bond 3.88%, 03/17/2028	1,775,500

		Peru - 0.2%
PEN	135,000	Peru Government Bond 8.20%, 08/12/2026	47,539
$	500,000	Peruvian Government International Bond 4.13%, 08/25/2027	556,875

			604,414

		Poland - 0.2%
		Poland Government Bond
PLN	1,410,000	2.00%, 04/25/2021	353,525
	865,000	4.00%, 10/25/2023	235,292
	1,100,000	5.25%, 10/25/2017	290,193

			879,010

		Romania - 0.7%
RON	280,000	Romania Government Bond 5.75%, 04/29/2020	77,088
EUR	2,078,000	Romanian Government International Bond 2.88%, 10/28/2024(5)	2,490,989

			2,568,077

		Russia - 1.4%
		Russian Foreign Bond - Eurobond
$	2,000,000	4.88%, 09/16/2023(5)	2,149,920
	3,100,000	5.00%, 04/29/2020(5)	3,307,328

			5,457,248

		Saudi Arabia - 0.8%
	3,245,000	Saudi Government International Bond 4.50%, 10/26/2046(2)	3,192,269

		Singapore - 0.0%
SGD	130,000	Singapore Government Bond 3.00%, 09/01/2024	101,804

The accompanying notes are an integral part of these financial statements.

170

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 20.7% - (continued)
		South Africa - 0.3%
		South Africa Government Bond
ZAR	5,140,000	7.00%, 02/28/2031	$317,128
	790,000	8.00%, 01/31/2030	53,609
$	1,029,000	South Africa Government International Bond 4.30%, 10/12/2028	997,821

			1,368,558

		Spain - 0.8%
		Spain Government Bond
EUR	180,000	0.50%, 10/31/2017	199,028
	135,000	1.30%, 10/31/2026(2)(5)	149,340
	155,000	1.95%, 04/30/2026(2)(5)	182,296
	575,000	2.75%, 10/31/2024(2)(5)	721,216
	700,000	4.50%, 01/31/2018	813,201
	770,000	5.50%, 04/30/2021(2)(5)	1,047,478

			3,112,559

		Sweden - 0.1%
		Sweden Government Bond
SEK	1,215,000	1.50%, 11/13/2023	150,272
	2,615,000	3.75%, 08/12/2017	299,845

			450,117

		Switzerland - 0.1%
		Switzerland Government Bond
CHF	50,000	2.00%, 05/25/2022(5)	58,208
	145,000	3.00%, 01/08/2018(5)	153,345

			211,553

		Thailand - 0.5%
THB	64,125,000	Bank of Thailand 1.49%, 02/23/2018	1,830,077
	7,420,000	Thailand Government Bond 3.63%, 06/16/2023	233,491

			2,063,568

		Trinidad - 0.7%
$	2,545,000	Trinidad & Tobago Government International Bond 4.50%, 08/04/2026(2)	2,589,538

		Turkey - 1.7%
TRY	780,000	Turkey Government Bond 9.40%, 07/08/2020	250,946
		Turkey Government International Bond
$	230,000	3.25%, 03/23/2023	214,137
	3,385,000	4.88%, 04/16/2043	3,007,302
	1,805,000	5.13%, 03/25/2022	1,864,316
	310,000	6.63%, 02/17/2045	347,482
	1,100,000	6.75%, 04/03/2018	1,159,125

			6,843,308

		United Kingdom - 0.2%
		United Kingdom Gilt
GBP	120,000	1.50%, 01/22/2021(5)	152,531
	365,000	1.75%, 07/22/2019(5)	464,159
	170,000	2.00%, 07/22/2020(5)	219,739

			836,429

		Venezuela - 0.9%
		Venezuela Government International Bond
$	4,499,000	7.75%, 10/13/2019(5)	2,283,243

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 20.7% - (continued)
		Venezuela - 0.9% - (continued)
$	2,115,300	12.75%, 08/23/2022(5)	$1,223,701

			3,506,944

		Total Foreign Government Obligations (cost $81,375,896)	$81,466,717

MUNICIPAL BONDS - 1.3%
		General - 1.0%
	915,000	Chicago Transit Authority 6.90%, 12/01/2040	$1,180,726
		Puerto Rico Commonwealth Government Employees Retirement System
	3,090,000	6.15%, 07/01/2038	1,127,850
	2,000,000	6.20%, 07/01/2039	730,000
	2,365,000	6.30%, 07/01/2043	863,225
	485,000	6.55%, 07/01/2058	177,025

			4,078,826

		Higher Education - 0.3%
	835,000	University of California 4.60%, 05/15/2031	955,975

		Total Municipal Bonds (cost $5,873,547)	$5,034,801

SENIOR FLOATING RATE INTERESTS - 25.5%(7)
		Advertising - 0.1%
	588,045	Acosta Holdco, Inc. 4.25%, 09/26/2021	$565,111

		Aerospace/Defense - 0.7%
	711,563	Fly Funding II S.a.r.l. 3.54%, 08/09/2019	712,900
		TransDigm, Inc.
	1,645,226	3.75%, 05/14/2022	1,638,579
	478,800	3.75%, 06/09/2023	476,708

			2,828,187

		Agriculture - 0.2%
	774,785	Pinnacle Operating Corp. 4.75%, 11/15/2018	650,819

		Airlines - 0.2%
	340,000	American Airlines, Inc. 3.50%, 04/28/2023	339,953
	591,938	Delta Air Lines, Inc. 3.25%, 10/18/2018	594,897

			934,850

		Auto Manufacturers - 0.3%
	585,112	Chrysler Group LLC 3.50%, 05/24/2017	585,481
	583,569	Jaguar Holding Co. 4.25%, 08/18/2022	582,629

			1,168,110

		Biotechnology - 0.1%
	427,200	Alkermes, Inc. 3.59%, 09/25/2019	426,666

The accompanying notes are an integral part of these financial statements.

171

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 25.5%(7) - (continued)
		Chemicals - 0.6%
$	766,110	Chemours Co. 3.75%, 05/12/2022	$756,151
		Ineos U.S. Finance LLC
	892,958	3.75%, 05/04/2018	894,324
	152,674	4.25%, 03/31/2022	153,457
	573,563	Nexeo Solutions LLC 5.25%, 06/09/2023	577,147

			2,381,079

		Coal - 0.1%
	204,511	Arch Coal, Inc. 10.00%, 06/15/2021	208,771
	270,000	Ascent Resources - Marcellus LLC 5.25%, 08/04/2020	152,045

			360,816

		Commercial Services - 0.7%
		Brickman Group Ltd. LLC
	265,000	0.00%, 12/17/2021(8)	264,088
	1,012,791	4.00%, 12/18/2020	1,010,543
	160,900	Global Payments, Inc. 3.50%, 04/22/2023	161,905
	199,000	KAR Auction Services, Inc. 4.38%, 03/09/2023	201,052
	235,739	Moneygram International, Inc. 4.25%, 03/27/2020	228,667
	334,012	ON Assignment, Inc. 3.50%, 06/03/2022	335,579
	478,800	Russell Investment Group 6.75%, 06/01/2023	481,194

			2,683,028

		Distribution/Wholesale - 0.2%
	770,000	FPC Holdings, Inc. 5.25%, 11/19/2019	693,000
	303,762	PowerTeam Services LLC 4.25%, 05/06/2020	303,002

			996,002

		Diversified Financial Services - 0.3%
	200,000	RP Crown Parent LLC 4.50%, 10/12/2023	199,858
	853,169	SAM Finance Lux S.a.r.l. 4.25%, 12/17/2020	858,237
	190,000	Telenet International Finance S.a.r.l. 4.36%, 06/30/2024	190,040

			1,248,135

		Electric - 0.6%
	553,613	Calpine Corp. 3.84%, 05/31/2023	556,934
	415,000	Chief Exploration & Development LLC 7.75%, 05/16/2021	396,586
	235,000	Energy Future Intermediate Holding Co. LLC 4.25%, 06/30/2017	236,323
	983,553	Seadrill Partners Finco LLC 4.00%, 02/21/2021	546,492
	450,000	Texas Competitive Electric Holdings Co. LLC 5.00%, 10/17/2017	453,872

			2,190,207

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 25.5%(7) - (continued)
		Electronics - 0.1%
$	474,572	Ceridian LLC 4.50%, 09/15/2020	$465,081

		Entertainment - 0.3%
	784,615	Aristocrat Technologies, Inc. 3.63%, 10/20/2021	787,393
	165,507	Hilton Worldwide Finance LLC 3.03%, 10/25/2023	166,279
	353,700	Scientific Games International, Inc. 6.00%, 10/01/2021	355,026

			1,308,698

		Environmental Control - 0.1%
	328,546	ADS Waste Holdings, Inc. 3.75%, 10/09/2019	328,638
	100,000	Advanced Disposal Services, Inc. 0.00%, 10/26/2023(8)	100,125

			428,763

		Food - 0.7%
		Albertsons LLC
	1,261,245	4.50%, 08/25/2021	1,270,175
	338,302	4.75%, 12/21/2022	341,648
	475,200	Hostess Brands LLC 4.50%, 08/03/2022	478,317
	585,575	JBS USA LLC 4.00%, 10/30/2022	584,258

			2,674,398

		Food Service - 0.1%
	366,563	Hearthside Group Holdings LLC 4.50%, 06/02/2021	367,479

		Healthcare-Products - 0.3%
	522,355	Alere, Inc. 4.25%, 06/18/2022	520,104
	215,000	Revlon Consumer Products Corp. 4.25%, 09/07/2023	215,381
	267,300	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	265,963

			1,001,448

		Healthcare-Services - 1.5%
	258,050	Acadia Healthcare Company, Inc. 3.75%, 02/16/2023	258,804
	571,952	American Renal Holdings, Inc. 4.75%, 09/20/2019	564,802
	176,400	CDRH Parent, Inc. 5.25%, 07/01/2021	138,474
		Community Health Systems, Inc.
	262,677	3.75%, 12/31/2019	248,148
	769,693	4.00%, 01/27/2021	726,013
	471,438	Envision Healthcare Corp. 4.50%, 10/28/2022	472,913
	665,000	inVentiv Health, Inc. 0.00%, 09/28/2023(8)	664,641
	182,123	Medpace Holdings, Inc. 4.75%, 04/01/2021	182,578
	1,052,450	MPH Acquisition Holdings LLC 5.00%, 06/07/2023	1,063,300
	201,149	Opal Acquisition, Inc. 5.00%, 11/27/2020	184,890

The accompanying notes are an integral part of these financial statements.

172

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 25.5%(7) - (continued)
		Healthcare-Services - 1.5% - (continued)
$	542,177	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	$529,072
	260,363	Surgery Center Holdings, Inc. 4.75%, 11/03/2020	261,014
	779,113	U.S. Renal Care, Inc. 5.25%, 12/31/2022	745,268

			6,039,917

		Household Products/Wares - 0.1%
	260,000	Galleria Co. 3.75%, 01/26/2023	261,544

		Insurance - 1.6%
		Asurion LLC
	305,000	0.00%, 10/27/2023(8)	305,000
	359,234	5.00%, 05/24/2019	359,298
	1,183,627	5.00%, 08/04/2022	1,188,811
	1,585,000	8.50%, 03/03/2021	1,596,222
	391,838	Evertec Group LLC 3.25%, 04/17/2020	387,919
	650,044	National Financial Partners Corp. 4.50%, 07/01/2020	651,162
		Sedgwick Claims Management Services, Inc.
	994,898	3.75%, 03/01/2021	987,128
	375,000	6.75%, 02/28/2022	371,719
	404,344	USI, Inc. 4.25%, 12/27/2019	404,259

			6,251,518

		Internet - 0.2%
	740,040	Zayo Group LLC 3.75%, 05/06/2021	743,488

		Leisure Time - 0.9%
		Delta 2 (LUX) S.a.r.l.
	2,253,002	4.75%, 07/30/2021	2,256,133
	810,000	7.75%, 07/31/2022	815,403
	386,696	Town Sports International LLC 4.50%, 11/15/2020	297,517

			3,369,053

		Lodging - 0.9%
	450,000	Boyd Gaming Corp. 3.53%, 09/15/2023	453,123
	1,251,442	Caesars Entertainment Operating Co. 0.00%, 03/01/2017(8)(9)	1,386,761
	449,650	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	448,899
		Four Seasons Holdings, Inc.
	298,730	3.59%, 06/27/2020	299,943
	275,000	6.25%, 12/27/2020	276,892
	461,208	La Quinta Intermediate Holdings LLC 3.75%, 04/14/2021	459,912
	403,988	Station Casinos LLC 3.75%, 06/08/2023	405,721

			3,731,251

		Machinery-Construction & Mining - 0.4%
	977,500	American Rock Salt Holdings LLC 4.75%, 05/20/2021	944,998
	389,015	Headwaters, Inc. 4.00%, 03/24/2022	390,840

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 25.5%(7) - (continued)
		Machinery-Construction & Mining - 0.4% - (continued)
$	384,657	Neff Rental LLC 7.25%, 06/09/2021	$373,760

			1,709,598

		Machinery-Diversified - 0.7%
	802,313	Brand Energy & Infrastructure Services, Inc. 4.75%, 11/26/2020	791,136
	397,700	Gardner Denver, Inc. 4.25%, 07/30/2020	385,677
	1,417,736	Gates Global, Inc. 4.25%, 07/06/2021	1,396,612

			2,573,425

		Media - 2.0%
	861,264	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	852,289
	361,883	AVSC Holding Corp. 4.50%, 01/24/2021	362,111
	400,000	Camelot UK Holdco Ltd. 4.75%, 10/03/2023	400,332
	250,000	CBS Radio, Inc. 4.50%, 10/17/2023	251,250
	970,125	Charter Communications Operating LLC 3.50%, 01/24/2023	975,645
	273,026	CSC Holdings LLC 3.88%, 10/11/2024	273,881
	519,750	Getty Images, Inc. 4.75%, 10/18/2019	440,327
	546,178	ION Media Networks, Inc. 4.75%, 12/18/2020	548,226
	464,781	MGOC, Inc. 4.00%, 07/31/2020	464,683
	25,000	Mission Broadcasting, Inc. 0.00%, 09/26/2023(8)	25,094
	295,000	Nexstar Broadcasting, Inc. 0.00%, 09/21/2023(8)	296,106
		Numericable U.S. LLC
	500,000	0.00%, 01/13/2025(8)	497,640
	159,200	5.14%, 01/15/2024	160,513
	1,074,493	Tribune Media Co. 3.75%, 12/27/2020	1,079,597
	695,000	UPC Financing Partnership 4.08%, 08/31/2024	698,183
	521,824	Virgin Media Investment Holdings Ltd. 3.50%, 06/30/2023	523,849

			7,849,726

		Metal Fabricate/Hardware - 0.2%
	771,358	Rexnord LLC 4.00%, 08/21/2020	773,094

		Mining - 0.2%
	124,892	Ardagh Holdings USA, Inc. 4.00%, 12/17/2021	126,024
	265,787	FMG Resources August 2006 Pty Ltd. 3.75%, 06/30/2019	265,537
	306,192	Minerals Technologies, Inc. 3.75%, 05/09/2021	308,682

			700,243

The accompanying notes are an integral part of these financial statements.

173

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 25.5%(7) - (continued)
		Miscellaneous Manufacturing - 0.2%
$	748,141	Sram LLC 4.02%, 04/10/2020	$729,438

		Oil & Gas - 0.7%
	355,000	California Resources Corp. 11.38%, 12/31/2021	381,181
	345,000	Chesapeake Energy Corp. 8.50%, 08/23/2021	368,505
	268,813	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	190,569
	624,061	Pinnacle Holding Co. S.a.r.l. 4.75%, 07/30/2019	498,207
	305,000	Shelf Drilling Holdings Ltd. 10.00%, 10/08/2018	208,925
		Western Refining, Inc.
	520,288	5.25%, 11/12/2020	518,987
	498,750	5.50%, 06/23/2023	497,817

			2,664,191

		Oil & Gas Services - 0.2%
	889,838	Crosby U.S. Acquisition Corp. 4.00%, 11/23/2020	736,065
	291,313	Paragon Offshore Finance Co. 5.25%, 07/18/2021	100,867

			836,932

		Packaging & Containers - 1.1%
		Berry Plastics Group, Inc.
	444,710	3.50%, 01/06/2021	444,897
	737,046	3.75%, 10/01/2022	739,309
	290,897	Mauser U.S. Corp. LLC 4.50%, 07/31/2021	290,717
	217,250	Owens-Illinois, Inc. 3.50%, 09/01/2022	217,250
	1,898,793	Reynolds Group Holdings, Inc. 4.25%, 02/05/2023	1,903,027
	579,852	Signode Industrial Group U.S., Inc. 3.75%, 05/01/2021	578,402

			4,173,602

		Pharmaceuticals - 0.7%
	1,047,088	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	1,045,391
	215,000	Genoa, a QoL Healthcare Company LLC 0.00%, 10/25/2023(8)	215,000
	853,869	PRA Holdings, Inc. 4.50%, 09/23/2020	857,071
	466,507	Valeant Pharmaceuticals International, Inc. 5.50%, 04/01/2022	464,758
	277,154	Vizient, Inc. 5.00%, 02/13/2023	280,011

			2,862,231

		Real Estate - 0.2%
		DTZ U.S. Borrower LLC
	543,125	4.25%, 11/04/2021	541,539
	265,000	9.25%, 11/04/2022	265,220

			806,759

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 25.5%(7) - (continued)
		Real Estate Investment Trusts - 0.3%
$	810,925	MGM Growth Properties Operating Partnership L.P. 4.00%, 04/25/2023	$812,449
	423,932	Realogy Corp. 3.75%, 07/20/2022	427,201

			1,239,650

		Retail - 2.2%
	946,380	BJ’s Wholesale Club, Inc. 4.50%, 09/26/2019	947,269
	423,938	Harbor Freight Tools USA, Inc. 4.14%, 08/19/2023	426,719
	514,398	J. Crew Group, Inc. 4.00%, 03/05/2021	391,513
	923,598	Michaels Stores, Inc. 3.75%, 01/27/2023	930,359
	820,047	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	753,418
	455,000	Outerwall, Inc. 5.25%, 09/27/2023	459,172
	897,008	Party City Holdings, Inc. 4.20%, 08/19/2022	899,377
	494,348	PetSmart, Inc. 4.00%, 03/11/2022	495,317
		Rite Aid Corp.
	745,000	4.88%, 06/21/2021	747,176
	325,000	5.75%, 08/21/2020	325,913
	1,764,901	US Foods, Inc. 4.00%, 06/27/2023	1,775,296
	374,063	Yum! Brands, Inc. 3.29%, 06/16/2023	377,803

			8,529,332

		Semiconductors - 0.7%
	857,049	Avago Technologies Cayman Ltd. 3.54%, 02/01/2023	865,500
	609,606	MacDermid, Inc. 5.00%, 06/07/2023	614,178
		NXP B.V.
	495,764	3.34%, 01/11/2020	497,499
	405,233	3.41%, 12/07/2020	406,473
	465,000	ON Semiconductor Corp. 3.78%, 03/31/2023	467,557

			2,851,207

		Software - 3.2%
	982,281	CDW LLC 3.00%, 08/04/2023	986,318
	560,000	Dell, Inc. 4.00%, 09/07/2023	563,825
	592,500	Epicor Software Corp. 4.75%, 06/01/2022	585,277
		First Data Corp.
	2,230,081	3.52%, 03/24/2021	2,239,002
	1,460,000	4.27%, 07/08/2022	1,470,045
	841,711	Infor U.S., Inc. 3.75%, 06/03/2020	839,009
		Kronos, Inc.
	1,927,683	4.50%, 10/30/2019	1,934,912
	668,024	9.75%, 04/30/2020	675,746

The accompanying notes are an integral part of these financial statements.

174

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 25.5%(7) - (continued)
		Software - 3.2% - (continued)
		Magic Newco LLC
EUR	160,000	0.00%, 10/03/2023(8)	$177,342
$	185,000	0.00%, 10/03/2023(8)	186,388
	864,032	6.50%, 12/12/2018	869,648
	835,267	SS&C Technologies, Inc. 4.00%, 07/08/2022	841,272
	1,236,900	WEX, Inc. 4.25%, 07/01/2023	1,250,048

			12,618,832

		Telecommunications - 1.3%
	148,500	CommScope, Inc. 3.25%, 12/29/2022	149,119
	874,317	Entravision Communications Corp. 3.50%, 05/31/2020	871,764
		Level 3 Financing, Inc.
	625,000	3.50%, 05/31/2022	627,344
	1,135,000	4.00%, 08/01/2019	1,139,869
	251,747	LTS Buyer LLC 4.09%, 04/13/2020	251,999
	147,950	Salem Communications Corp. 4.50%, 03/13/2020	144,991
	1,614,835	Univision Communications, Inc. 4.00%, 03/01/2020	1,616,735
	375,375	XO Communications LLC 4.25%, 03/17/2021	375,611

			5,177,432

		Transportation - 0.1%
		Kenan Advantage Group, Inc.
	18,433	1.50%, 01/31/2017(10)	18,341
	328,846	4.00%, 07/31/2022	327,202

			345,543

		Trucking & Leasing - 0.2%
	608,303	Consolidated Container Co. LLC 5.00%, 07/03/2019	604,246

		Total Senior Floating Rate Interests (cost $101,047,347)	$100,121,129

U.S. GOVERNMENT AGENCIES - 0.4%
		FHLMC - 0.4%
	5,359,132	0.31%, 10/25/2020(1)(11)	$37,832
	1,420,000	4.43%, 04/25/2029(1)	1,401,707

			1,439,539

		FNMA - 0.0%
	312,136	FNMA 5.50%, 06/25/2042(11)	72,268

		Total U.S. Government Agencies (cost $1,511,198)	$1,511,807

U.S. GOVERNMENT SECURITIES - 4.6%
		U.S. Treasury Securities - 4.6%
		U.S. Treasury Bonds - 0.8%
	1,190,000	3.00%, 11/15/2045	$1,291,987
	1,335,000	3.75%, 11/15/2043(12)	1,659,259
	50,000	5.38%, 02/15/2031	71,020

			3,022,266

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 4.6% - (continued)
		U.S. Treasury Notes - 3.8%
$	900,000	0.88%, 01/31/2018(12)	$901,441
	12,511,000	1.25%, 12/15/2018(13)	12,598,965
	495,000	2.00%, 02/15/2025	504,475
	910,000	2.13%, 08/15/2021(12)	943,023

			14,947,904

		Total U.S. Government Securities (cost $17,606,385)	$17,970,170

EXCHANGE TRADED FUNDS - 1.0%
		Other Investment Pools & Funds - 1.0%
	174,900	PowerShares Senior Loan Portfolio	$4,054,182

		Total Exchange Traded Funds (cost $4,019,202)	$4,054,182

COMMON STOCKS - 0.5%
		Energy - 0.5%
	14,720	Arch Coal, Inc.*	$1,080,154
	83,644,001	KCA Deutag*(2)(14)(15)	789,097
	17,105	Templar Energy LLC Class A(14)(15)	171,048

			2,040,299

		Utilities - 0.0%
	8,337	TCEH Corp.	126,722
	500,000	TCEH Corp.*(14)(15)	—

			126,722

		Total Common Stocks (cost $2,352,360)	$2,167,021

PREFERRED STOCKS - 0.1%
		Diversified Financials - 0.1%
	20,000	GMAC Capital Trust I Series 2 6.60%(1)	$510,600

		Total Preferred Stocks (cost $513,939)	$510,600

		Total Long-Term Investments (cost $378,874,570)	$376,790,352

SHORT-TERM INVESTMENTS - 4.8%
		Foreign Government Obligations - 2.1%
JPY	430,000,000	Japan Treasury Discount Bill 0.01%, 01/11/2017	$4,102,147
		Romania Treasury Bills
RON	2,010,000	0.55%, 08/28/2017	487,360
	3,330,000	0.57%, 08/28/2017	807,417
	10,885,000	0.58%, 06/26/2017	2,641,995

			8,038,919

The accompanying notes are an integral part of these financial statements.

175

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 4.8% - (continued)
	Other Investment Pools & Funds - 2.7%
10,594,233	Fidelity Institutional Government Fund, Institutional Class	$10,594,233

	Total Short-Term Investments (cost $18,724,649)	$18,633,152

Total Investments Excluding Purchased Options (cost $397,599,219)	100.6%	$395,423,504

Total Purchased Options (cost $18,590)	0.0%	$403

Total Investments (cost $397,617,809)^	100.6%	$395,423,907
Other Assets and Liabilities	(0.6)%	(2,230,539)

Total Net Assets	100.0%	$393,193,368

The accompanying notes are an integral part of these financial statements.

176

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $397,827,420 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$9,262,480
Unrealized Depreciation	(11,665,993)

Net Unrealized Depreciation	$(2,403,513)

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $63,679,298, which represents 16.2% of total net assets.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $49,004,957, which represents 12.5% of total net assets.

(6)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(7)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2016.

(8)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(9)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(10)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2016, the aggregate value of the unfunded commitment was $18,341, which rounds to zero percent of total net assets.

(11)	Securities disclosed are interest-only strips.

(12)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(13)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(14)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
03/2011	83,644,001	KCA Deutag	$1,133,543
10/2016	500,000	TCEH Corp.	—
10/2016	17,105	Templar Energy LLC Class A	146,457

			$1,280,000

The accompanying notes are an integral part of these financial statements.

177

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

At October 31, 2016, the aggregate value of these securities was $960,145, which represents 0.2% of total net assets.

(15)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of these securities was $960,145, which represents 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

OTC Option Contracts Outstanding at October 31, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Puts
CNH Put/JPY Call	GSC	14.93 JPY per CNH	11/10/16	CNH	6,727,000	$403	$18,590	$(18,187)

Total purchased option contracts						$403	$18,590	$(18,187)

Futures Contracts Outstanding at October 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
10-Year Mini JGB Future	7	12/12/2016	$1,013,393	$1,012,520	$(873)
Australian 10-Year Bond Future	3	12/15/2016	309,487	302,658	(6,829)
Australian 3-Year Bond Future	7	12/15/2016	602,452	599,350	(3,102)
Australian Dollar Future	21	12/19/2016	1,590,799	1,594,320	3,521
Canadian Dollar Future	64	12/20/2016	4,839,198	4,769,600	(69,598)
Canadian Government 10-Year Bond Future	3	12/19/2016	324,582	323,462	(1,120)
Euro-BOBL Future	19	12/08/2016	2,749,653	2,734,595	(15,058)
Euro-BTP Future	7	12/08/2016	1,098,851	1,064,730	(34,121)
Euro-Oat Future	9	12/08/2016	1,582,649	1,544,205	(38,444)
Euro-Schatz Future	4	12/08/2016	492,088	491,704	(384)
Eurodollar 3-Month Future	330	12/18/2017	81,595,012	81,559,500	(35,512)
Japan 10-Year Bond Future	4	12/13/2016	5,790,052	5,786,593	(3,459)
Long Gilt Future	6	12/28/2016	945,027	920,497	(24,530)
U.S. Treasury 10-Year Note Future	838	12/20/2016	109,426,468	108,625,750	(800,718)
U.S. Treasury 10-Year Ultra Note Future	62	12/20/2016	8,956,203	8,773,969	(182,234)
U.S. Treasury Long Bond Future	64	12/20/2016	10,907,157	10,414,000	(493,157)

Total					$(1,705,618)

Short position contracts:
British Pound Future	53	12/19/2016	$4,041,943	$4,059,138	$(17,195)
Euro FX Future	23	12/19/2016	3,153,629	3,158,762	(5,133)
Euro-Bund Future	85	12/08/2016	15,317,979	15,131,884	186,095
Eurodollar 3-Month Future	330	09/17/2018	81,515,154	81,456,375	58,779
Japan Yen Future	30	12/19/2016	3,607,817	3,579,562	28,255
Swiss Franc Future	25	12/19/2016	3,163,055	3,163,125	(70)
U.S. Treasury 2-Year Note Future	292	12/30/2016	63,666,032	63,697,063	(31,031)
U.S. Treasury 5-Year Note Future	217	12/30/2016	26,360,281	26,212,922	147,359
U.S. Treasury Ultra Bond Future	19	12/20/2016	3,384,552	3,342,812	41,740

Total					$408,799

Total futures contracts					$(1,296,819)

The accompanying notes are an integral part of these financial statements.

178

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	JPM	USD	676,277	(0.32%)	07/25/45	$128,084	$—	$128,838	$754
ABX.HE.AA.06-1	MSC	USD	202,883	(0.32%)	07/25/45	38,485	—	38,654	169
ABX.HE.AAA.06-1	JPM	USD	162,852	(0.18%)	07/25/45	3,618	—	3,633	15
ABX.HE.AAA.06-1	MSC	USD	90,473	(0.18%)	07/25/45	2,027	—	2,018	(9)
ABX.HE.AAA.06-1	GSC	USD	24,388	(0.18%)	07/25/45	2,256	—	544	(1,712)
ABX.HE.AAA.06-1	GSC	USD	84,966	(0.18%)	07/25/45	7,647	—	1,896	(5,751)
ABX.HE.AAA.07-1	GSC	USD	406,614	(0.09%)	08/25/37	94,173	—	100,261	6,088
ABX.HE.AAA.07-1	MSC	USD	1,245,484	(0.09%)	08/25/37	305,416	—	307,109	1,693
ABX.HE.AAA.07-1	JPM	USD	256,423	(0.09%)	08/25/37	62,721	—	63,228	507
ABX.HE.AAA.07-1	CSI	USD	1,161,231	(0.09%)	08/25/37	309,238	—	286,331	(22,907)
ABX.HE.PENAAA.06-2	BOA	USD	4,238	(0.11%)	05/25/46	964	—	480	(484)
ABX.HE.PENAAA.06-2	JPM	USD	446,705	(0.11%)	05/25/46	51,787	—	50,574	(1,213)
ABX.HE.PENAAA.06-2	CSI	USD	701,844	(0.11%)	05/25/46	81,552	—	79,463	(2,089)
CMBX.NA.A.7	JPM	USD	615,000	(2.00%)	01/17/47	24,114	—	26,018	1,904
CMBX.NA.AA.7	CSI	USD	985,000	(1.50%)	01/17/47	31,133	—	24,030	(7,103)
CMBX.NA.AA.7	CSI	USD	1,040,000	(1.50%)	01/17/47	32,871	—	25,372	(7,499)
CMBX.NA.AA.7	CSI	USD	1,200,000	(1.50%)	01/17/47	37,928	—	29,275	(8,653)
CMBX.NA.AA.8	MSC	USD	435,000	(1.50%)	10/17/57	17,693	—	17,988	295
CMBX.NA.AJ.4	DEUT	USD	883,003	(0.96%)	02/17/51	162,765	—	221,690	58,925
CMBX.NA.AJ.4	GSC	USD	164,761	(0.96%)	02/17/51	26,719	—	41,366	14,647
CMBX.NA.AJ.4	CSI	USD	2,037,320	(0.96%)	02/17/51	506,871	—	511,550	4,679
CMBX.NA.AJ.4	JPM	USD	1,415,765	(0.96%)	02/17/51	351,747	—	355,446	3,699
CMBX.NA.AJ.4	MSC	USD	956,998	(0.96%)	02/17/51	238,119	—	240,293	2,174
CMBX.NA.AS.6	CSI	USD	1,050,000	(1.00%)	05/11/63	11,338	—	3,503	(7,835)
CMBX.NA.AS.6	CSI	USD	1,275,000	(1.00%)	05/11/63	13,767	—	4,253	(9,514)
CMBX.NA.AS.7	GSC	USD	725,000	(1.00%)	01/17/47	16,045	—	7,089	(8,956)
CMBX.NA.AS.7	CSI	USD	1,385,000	(1.00%)	01/17/47	25,552	—	13,581	(11,971)
CMBX.NA.AS.7	GSC	USD	700,000	(1.00%)	01/17/47	20,017	—	6,300	(13,717)
CMBX.NA.AS.8	DEUT	USD	340,000	(1.00%)	10/17/57	25,149	—	7,839	(17,310)
CMBX.NA.BBB.7	GSC	USD	375,000	(3.00%)	01/17/47	32,730	—	31,660	(1,070)
CMBX.NA.BBB.7	CSI	USD	570,000	(3.00%)	01/17/47	56,011	—	48,171	(7,840)
CMBX.NA.BBB.7	CSI	USD	660,000	(3.00%)	01/17/47	64,855	—	55,777	(9,078)
CMBX.NA.BBB.7	MSC	USD	630,000	(3.00%)	01/17/47	65,550	—	53,242	(12,308)
CMBX.NA.BBB.7	DEUT	USD	275,000	(3.00%)	01/17/47	20,320	—	23,218	2,898
CMBX.NA.BBB.7	MSC	USD	380,000	(3.00%)	01/17/47	31,867	—	32,114	247
CMBX.NA.BBB.7	CSI	USD	75,000	(3.00%)	01/17/47	6,485	—	6,332	(153)
CMBX.NA.BBB.7	GSC	USD	215,000	(3.00%)	01/17/47	19,622	—	17,650	(1,972)
CMBX.NA.BBB.7	DEUT	USD	280,000	(3.00%)	01/17/47	26,996	—	23,640	(3,356)
CMBX.NA.BBB.7	GSC	USD	430,000	(3.00%)	01/17/47	41,532	—	36,304	(5,228)
CMBX.NA.BBB.7	GSC	USD	680,000	(3.00%)	01/17/47	64,166	—	57,410	(6,756)
CMBX.NA.BBB.7	DEUT	USD	295,000	(3.00%)	01/17/47	37,104	—	24,905	(12,199)
CMBX.NA.BBB.7	GSC	USD	265,000	(3.00%)	01/17/47	37,387	—	22,373	(15,014)
CMBX.NA.BBB.7	MSC	USD	1,915,000	(3.00%)	01/17/47	188,194	—	161,837	(26,357)

Total						$3,322,615	$—	$3,193,255	$(129,360)

Sell protection:
CDX.EMS.26	GSC	USD	5,970,000	1.00%	12/20/21	$—	$(375,677)	$(375,987)	$(310)
CDX.EMS.26	BCLY	USD	480,000	1.00%	12/20/21	—	(28,508)	(30,230)	(1,722)
CDX.EMS.26	BCLY	USD	6,171,000	1.00%	12/20/21	—	(375,741)	(388,647)	(12,906)
CMBX.NA.AAA.6	JPM	USD	3,732,909	0.50%	05/11/63	—	(117,805)	(19,935)	97,870
CMBX.NA.AAA.6	DEUT	USD	4,263,754	0.50%	05/11/63	—	(103,928)	(22,770)	81,158
CMBX.NA.AAA.6	JPM	USD	4,993,540	0.50%	05/11/63	—	(47,180)	(26,666)	20,514
CMBX.NA.AAA.6	CSI	USD	419,877	0.50%	05/11/63	—	(4,528)	(2,248)	2,280
CMBX.NA.AAA.6	CSI	USD	359,895	0.50%	05/11/63	—	(3,881)	(1,927)	1,954
CMBX.NA.AAA.6	CSI	USD	359,895	0.50%	05/11/63	—	(3,881)	(1,927)	1,954
CMBX.NA.BB.6	MSC	USD	2,219,000	5.00%	05/11/63	—	(412,148)	(340,847)	71,301

The accompanying notes are an integral part of these financial statements.

179

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Credit Default Swap Contracts Outstanding at October 31, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Sell protection: - (continued)
CMBX.NA.BB.6	CSI	USD	730,000	5.00%	05/11/63	$—	$(135,579)	$(112,131)	$23,448
CMBX.NA.BB.6	CSI	USD	730,000	5.00%	05/11/63	—	(135,579)	(112,131)	23,448
CMBX.NA.BB.6	CSI	USD	730,000	5.00%	05/11/63	—	(135,579)	(112,131)	23,448
CMBX.NA.BB.6	CSI	USD	725,000	5.00%	05/11/63	—	(134,651)	(111,363)	23,288
CMBX.NA.BB.6	CSI	USD	378,000	5.00%	05/11/63	—	(70,204)	(58,062)	12,142
CMBX.NA.BB.6	CSI	USD	440,000	5.00%	05/11/63	—	(78,529)	(67,586)	10,943
CMBX.NA.BB.6	GSC	USD	412,000	5.00%	05/11/63	—	(48,280)	(63,228)	(14,948)
CMBX.NA.BB.6	GSC	USD	870,000	5.00%	05/11/63	—	(96,073)	(133,514)	(37,441)
CMBX.NA.BB.8	GSC	USD	735,000	5.00%	10/17/57	—	(226,191)	(199,546)	26,645
CMBX.NA.BB.8	CSI	USD	1,255,000	5.00%	10/17/57	—	(355,227)	(340,897)	14,330
CMBX.NA.BB.8	CSI	USD	1,245,000	5.00%	10/17/57	—	(352,397)	(338,181)	14,216
CMBX.NA.BB.8	CSI	USD	805,000	5.00%	10/17/57	—	(227,855)	(218,663)	9,192
CMBX.NA.BB.8	MSC	USD	743,000	5.00%	10/17/57	—	(210,320)	(201,822)	8,498
CMBX.NA.BB.8	MSC	USD	210,000	5.00%	10/17/57	—	(61,117)	(57,013)	4,104
CMBX.NA.BB.8	MSC	USD	180,000	5.00%	10/17/57	—	(52,310)	(48,869)	3,441
CMBX.NA.BB.8	GSC	USD	80,000	5.00%	10/17/57	—	(23,925)	(21,720)	2,205
CMBX.NA.BB.8	GSC	USD	145,000	5.00%	10/17/57	—	(40,857)	(39,367)	1,490
CMBX.NA.BB.8	GSC	USD	20,000	5.00%	10/17/57	—	(2,348)	(5,430)	(3,082)
CMBX.NA.BB.8	JPM	USD	205,000	5.00%	10/17/57	—	(45,816)	(55,656)	(9,840)
CMBX.NA.BB.8	BOA	USD	340,000	5.00%	10/17/57	—	(43,357)	(92,307)	(48,950)
CMBX.NA.BB.8	UBS	USD	365,000	5.00%	10/17/57	—	(41,888)	(99,095)	(57,207)
CMBX.NA.BB.8	BOA	USD	370,000	5.00%	10/17/57	—	(33,806)	(100,452)	(66,646)
CMBX.NA.BB.8	BOA	USD	462,000	5.00%	10/17/57	—	(32,206)	(125,430)	(93,224)
CMBX.NA.BB.9	GSC	USD	395,000	5.00%	09/17/58	—	(109,813)	(96,428)	13,385
CMBX.NA.BB.9	BOA	USD	210,000	5.00%	09/17/58	—	(58,982)	(51,266)	7,716
CMBX.NA.BB.9	GSC	USD	210,000	5.00%	09/17/58	—	(58,382)	(51,266)	7,116
CMBX.NA.BB.9	GSC	USD	210,000	5.00%	09/17/58	—	(57,878)	(51,266)	6,612
CMBX.NA.BB.9	JPM	USD	220,000	5.00%	09/17/58	—	(60,128)	(53,707)	6,421
CMBX.NA.BB.9	BOA	USD	205,000	5.00%	09/17/58	—	(56,029)	(50,045)	5,984
CMBX.NA.BBB.8	GSC	USD	870,000	3.00%	10/17/57	—	(127,484)	(146,532)	(19,048)
PrimeX.ARM.2	MSC	USD	871,089	4.58%	12/25/37	32,362	—	12,233	(20,129)
PrimeX.ARM.2	JPM	USD	244,096	4.58%	12/25/37	10,406	—	3,375	(7,031)

Total						$42,768	$(4,586,067)	$(4,410,680)	$132,619

Total traded indices						$3,365,383	$(4,586,067)	$(1,217,425)	$3,259

Credit default swaps on single-name issues:
Sell protection:
Peruvian Government International Bond	GSC	USD	2,890,000	1.00%/0.90%	06/20/21	$—	$(68,895)	$15,927	$84,822
Peruvian Government International Bond	BCLY	USD	2,890,000	1.00%/0.90%	06/20/21	—	(63,983)	15,964	79,947
Philippines Government International Bond	BCLY	USD	4,900,000	1.00%/0.90%	12/20/20	—	—	24,538	24,538
Philippines Government International Bond	BCLY	USD	6,500,000	1.00%/1.04%	06/20/21	—	(31,270)	(3,700)	27,570
Russian Government International Bond	BCLY	USD	1,065,000	1.00%/2.04%	06/20/21	—	(55,466)	(47,351)	8,115
South Africa Government International Bond	BOA	USD	1,100,000	1.00%/2.40%	12/20/21	—	(75,619)	(72,340)	3,279

Total						$—	$(295,233)	$(66,962)	$228,271

Total single-name issues						$—	$(295,233)	$(66,962)	$228,271

Total OTC contracts						$3,365,383	$(4,881,300)	$(1,284,387)	$231,530

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring

The accompanying notes are an integral part of these financial statements.

180

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.26	USD	170,000	(5.00%)	06/20/21	$(3,531)	$(8,171)	$(4,640)
CDX.NA.HY.26	USD	2,035,000	(5.00%)	06/20/21	(55,457)	(97,898)	(42,441)
CDX.NA.HY.27	USD	15,235,000	(5.00%)	12/20/21	(541,113)	(591,176)	(50,063)
CDX.NA.HY.27	USD	83,476,000	(5.00%)	12/20/21	3,106,815	3,237,126	130,311
CDX.NA.IG.26	USD	8,274,000	(1.00%)	06/20/21	(66,413)	(113,862)	(47,449)
ITRAXX.XOV.26	EUR	5,094,000	(5.00%)	12/20/21	450,743	454,499	3,756

Total					$2,891,044	$2,880,518	$(10,526)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Cross Currency Swap Contracts Outstanding at October 31, 2016
Receive	Pay	Maturity Date(1)	Counter- party	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 3.120% based on the notional amount of currency delivered	03/16/22	DEUT	USD	422,583	CNH	2,863,000	$—	$(6,694)	$268	$6,962
Fixed Rate equal to 3.120% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	03/16/22	DEUT	CNH	2,863,000	USD	422,583	6,694	—	11,245	4,551

Total								$6,694	$(6,694)	$11,513	$11,513

(1)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2016
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BCLY	1.89% Fixed	CPURNSA	USD	20,889,000	07/15/24	$—	$—	$220,466	$220,466
GSC	6M LIBOR	6.26% Fixed	INR	96,410,000	09/12/21	—	—	(6,315)	(6,315)

Total						$—	$—	$214,151	$214,151

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2016
Payments made by Fund		Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
12M Federal Funds Rate		1.00% Fixed	USD	6,373,000	09/29/26	$191,521	$—	$138,696	$ (52,825)

The accompanying notes are an integral part of these financial statements.

181

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/04/16	UBS	$37,739	$38,031	$292
AUD	Buy	11/04/16	MSC	201,186	200,041	(1,145)
AUD	Buy	11/04/16	CBK	201,358	200,042	(1,316)
AUD	Buy	11/04/16	CBA	403,475	400,843	(2,632)
AUD	Buy	12/05/16	CBA	418,640	419,522	882
AUD	Buy	12/05/16	GSC	208,133	209,000	867
AUD	Buy	12/05/16	BCLY	209,071	209,760	689
AUD	Sell	11/04/16	BCLY	209,236	209,930	(694)
AUD	Sell	11/04/16	GSC	208,299	209,169	(870)
AUD	Sell	11/04/16	CBA	418,968	419,859	(891)
BRL	Sell	12/02/16	GSC	1,396,396	1,442,316	(45,920)
BRL	Sell	12/02/16	MSC	3,649,426	3,757,778	(108,352)
CAD	Buy	11/04/16	GSC	428,058	421,991	(6,067)
CAD	Buy	12/05/16	RBC	59,705	59,658	(47)
CAD	Buy	12/05/16	RBC	422,956	422,082	(874)
CAD	Sell	11/04/16	RBC	422,849	421,992	857
CHF	Buy	11/04/16	CSFB	85,959	85,914	(45)
CHF	Sell	11/04/16	JPM	87,834	85,914	1,920
CHF	Sell	12/05/16	CSFB	86,087	86,060	27
CNY	Buy	12/21/16	RBS	384,159	381,717	(2,442)
COP	Sell	12/21/16	SSG	506,373	492,800	13,573
COP	Sell	12/21/16	SSG	509,166	508,074	1,092
DKK	Buy	11/04/16	SCB	56,071	56,240	169
DKK	Buy	12/05/16	RBC	28,036	28,085	49
DKK	Sell	11/04/16	BCLY	57,635	56,239	1,396
DKK	Sell	12/05/16	SCB	56,146	56,317	(171)
EUR	Buy	11/04/16	RBS	202,607	197,626	(4,981)
EUR	Buy	11/04/16	UBS	1,076,315	1,070,473	(5,842)
EUR	Buy	11/04/16	HSBC	791,179	778,427	(12,752)
EUR	Buy	11/04/16	BMO	6,157,296	6,030,884	(126,412)
EUR	Buy	12/05/16	SSG	6,869,616	6,887,666	18,050
EUR	Buy	12/21/16	BOA	18,010,416	17,595,501	(414,915)
EUR	Buy	03/15/17	CBK	438,450	436,331	(2,119)
EUR	Buy	03/15/17	BOA	177,515	171,219	(6,296)
EUR	Buy	03/15/17	BOA	240,640	231,973	(8,667)
EUR	Buy	03/15/17	UBS	280,922	270,636	(10,286)
EUR	Buy	03/15/17	UBS	5,097,980	4,948,766	(149,214)
EUR	Sell	11/04/16	CBK	715,085	710,355	4,730
EUR	Sell	11/04/16	RBS	369,316	367,804	1,512
EUR	Sell	11/04/16	BNP	61,442	60,386	1,056
EUR	Sell	11/04/16	HSBC	60,341	60,386	(45)
EUR	Sell	11/30/16	BNP	425,678	425,340	338
EUR	Sell	11/30/16	CBK	9,912,370	9,993,846	(81,476)
EUR	Sell	12/05/16	RBC	120,744	120,932	(188)
EUR	Sell	12/05/16	RBS	54,666	54,970	(304)
EUR	Sell	12/21/16	RBC	2,163,821	2,116,082	47,739
EUR	Sell	12/21/16	BOA	849,223	830,807	18,416
EUR	Sell	03/15/17	BOA	5,927,233	5,864,508	62,725
EUR	Sell	03/15/17	JPM	1,609,499	1,568,582	40,917
EUR	Sell	03/15/17	BOA	2,014,909	1,982,820	32,089
EUR	Sell	03/15/17	BOA	1,080,446	1,110,158	(29,712)
GBP	Buy	11/04/16	UBS	121,955	122,409	454
GBP	Buy	11/04/16	BMO	1,727,497	1,628,042	(99,455)
GBP	Buy	11/30/16	JPM	505,827	508,255	2,428
GBP	Buy	12/05/16	SSG	1,491,848	1,500,522	8,674
GBP	Sell	11/04/16	RBS	194,996	183,614	11,382
GBP	Sell	11/04/16	RBS	67,195	67,325	(130)
GBP	Sell	11/30/16	CBK	1,307,777	1,316,564	(8,787)

The accompanying notes are an integral part of these financial statements.

182

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
HUF	Buy	12/21/16	SCB	$146,531	$143,754	$(2,777)
IDR	Sell	12/21/16	HSBC	639,115	652,160	(13,045)
IDR	Sell	12/21/16	JPM	1,873,930	1,895,940	(22,010)
JPY	Buy	11/04/16	UBS	611,446	602,729	(8,717)
JPY	Buy	11/04/16	MSC	10,143,987	9,715,383	(428,604)
JPY	Buy	12/05/16	CBK	9,840,725	9,857,304	16,579
JPY	Sell	11/04/16	RBS	147,321	142,099	5,222
JPY	Sell	11/04/16	CBK	68,068	65,804	2,264
JPY	Sell	11/04/16	RBS	216,964	215,533	1,431
JPY	Sell	11/04/16	HSBC	49,392	48,638	754
JPY	Sell	11/04/16	CBK	9,830,699	9,846,037	(15,338)
JPY	Sell	12/05/16	BNP	52,239	52,512	(273)
JPY	Sell	01/11/17	CBK	4,153,586	4,113,306	40,280
MXN	Buy	11/04/16	RBC	100,944	104,022	3,078
MXN	Buy	12/05/16	RBC	27,551	27,399	(152)
MXN	Buy	12/05/16	GSC	104,675	103,643	(1,032)
MXN	Sell	11/04/16	GSC	105,041	104,022	1,019
MYR	Buy	11/04/16	UBS	73,791	72,687	(1,104)
MYR	Buy	12/05/16	BOA	72,579	72,563	(16)
MYR	Sell	11/04/16	BOA	72,706	72,688	18
NOK	Buy	11/04/16	HSBC	35,198	35,220	22
NOK	Sell	11/04/16	RBC	35,925	35,220	705
NOK	Sell	12/05/16	HSBC	35,200	35,222	(22)
PHP	Buy	12/21/16	RBS	11,655	11,560	(95)
PLN	Buy	11/04/16	CBK	124,678	125,393	715
PLN	Sell	11/04/16	JPM	55,490	54,031	1,459
PLN	Sell	11/04/16	MSC	71,874	71,363	511
PLN	Sell	12/05/16	CBK	124,623	125,304	(681)
RON	Sell	06/26/17	CBK	2,717,547	2,663,033	54,514
RON	Sell	08/28/17	JPM	849,923	815,304	34,619
RON	Sell	08/28/17	BNP	512,428	492,120	20,308
RUB	Buy	06/21/17	CBK	131,124	135,917	4,793
SEK	Buy	11/04/16	HSBC	198,917	198,438	(479)
SEK	Sell	11/04/16	JPM	209,819	198,437	11,382
SEK	Sell	12/05/16	HSBC	199,190	198,731	459
SGD	Buy	11/04/16	MSC	108,880	106,382	(2,498)
SGD	Buy	12/05/16	CBK	106,324	106,406	82
SGD	Sell	11/04/16	CBK	106,291	106,382	(91)
THB	Sell	12/21/16	RBS	1,841,208	1,836,768	4,440
TRY	Sell	12/21/16	BOA	640,923	629,584	11,339
ZAR	Buy	11/04/16	JPM	50,402	50,762	360
ZAR	Buy	12/05/16	CSFB	19,288	19,515	227
ZAR	Buy	12/21/16	GSC	1,023,139	1,069,907	46,768
ZAR	Sell	11/04/16	CSFB	19,412	19,637	(225)
ZAR	Sell	11/04/16	RBC	30,367	31,125	(758)
ZAR	Sell	12/21/16	GSC	251,784	267,477	(15,693)
ZAR	Sell	12/21/16	GSC	756,643	802,430	(45,787)

Total						$(1,156,773)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

183

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
CNY	Chinese Yuan
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee

Currency Abbreviations:
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
ITRAXX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OJSC	Open Joint Stock Company
OTC	Over-the-Counter

The accompanying notes are an integral part of these financial statements.

184

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$60,734,926	$—	$60,734,926	$—
Corporate Bonds	103,218,999	—	103,218,999	—
Foreign Government Obligations	81,466,717	—	81,466,717	—
Municipal Bonds	5,034,801	—	5,034,801	—
Senior Floating Rate Interests	100,121,129	—	100,121,129	—
U.S. Government Agencies	1,511,807	—	1,511,807	—
U.S. Government Securities	17,970,170	—	17,970,170	—
Exchange Traded Funds	4,054,182	4,054,182	—	—
Common Stocks
Energy	2,040,299	1,080,154	—	960,145
Utilities	126,722	126,722	—	—
Preferred Stocks	510,600	510,600	—	—
Short-Term Investments	18,633,152	10,594,233	8,038,919	—
Purchased Options	403	—	403	—
Foreign Currency Contracts(2)	535,671	—	535,671	—
Futures Contracts(2)	465,749	465,749	—	—
Swaps - Credit Default(2)	986,135	—	986,135	—
Swaps - Cross Currency(2)	11,513	—	11,513	—
Swaps - Interest Rate(2)	220,466	—	220,466	—

Total	$397,643,441	$16,831,640	$379,851,656	$960,145

Liabilities
Foreign Currency Contracts(2)	$(1,692,444)	$—	$(1,692,444)	$—
Futures Contracts(2)	(1,762,568)	(1,762,568)	—	—
Swaps - Credit Default(2)	(765,131)	—	(765,131)	—
Swaps - Interest Rate(2)	(59,140)	—	(59,140)	—

Total	$(4,279,283)	$(1,762,568)	$(2,516,715)	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Common Stocks	Total
Beginning balance	$388,108	$388,108
Purchases	146,456	146,456
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	425,581	425,581
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$960,145	$960,145

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $425,581.

(1)	For the year ended October 31, 2016, there were no transfers into or out of Level 3.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

185

The Hartford Total Return Bond Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.6%
		Asset-Backed - Automobile - 0.9%
$	2,030,000	AmeriCredit Automobile Receivables Trust 2.72%, 09/09/2019	$2,048,995
	1,840,000	CarMax Auto Owner Trust 2.58%, 11/16/2020	1,848,375
		First Investors Auto Owner Trust
	479,542	1.49%, 01/15/2020(2)	479,695
	3,176,738	1.67%, 11/16/2020(2)	3,180,604
	930,000	2.39%, 11/16/2020(2)	935,748
	650,000	GM Financial Automobile Leasing Trust 1.96%, 03/20/2018(2)	652,683
		Santander Drive Auto Receivables Trust
	811,325	1.82%, 05/15/2019	812,632
	650,144	2.25%, 06/17/2019	652,734
	2,415,000	2.36%, 04/15/2020	2,428,126
	4,500,000	Santander Drive Automotive Receivables Trust 1.83%, 01/15/2020	4,512,774
	782,573	Westlake Automobile Receivables Trust 1.58%, 04/15/2020(2)	782,654

			18,335,020

		Asset-Backed - Finance & Insurance - 13.8%
	4,200,000	American Money Management Corp. 2.33%, 07/27/2026(2)(3)	4,199,194
		Apidos CLO
	2,935,000	2.33%, 01/19/2025(2)(3)	2,938,176
	4,775,000	2.38%, 04/17/2026(2)(3)	4,786,135
	1,445,000	2.43%, 01/16/2027(2)(3)	1,446,272
	1,510,000	2.73%, 07/15/2023(2)(3)	1,512,639
		Ares CLO Ltd.
	2,238,020	1.73%, 04/20/2023(2)(3)	2,223,961
	3,580,000	1.99%, 07/28/2025(2)(3)	3,578,203
	4,460,000	2.40%, 04/17/2026(2)(3)	4,463,006
		Atlas Senior Loan Fund Ltd.
	6,012,000	2.30%, 07/16/2026(2)(3)	6,008,994
	3,775,000	2.42%, 10/15/2026(2)(3)	3,786,665
	1,740,000	Atrium CDO Corp. 2.07%, 11/16/2022(2)(3)	1,740,644
	3,420,000	Atrium XI 3.03%, 10/23/2025(2)(3)	3,420,311
	4,375,000	Avery Point IV CLO Ltd. 2.40%, 04/25/2026(2)(3)	4,387,989
	1,030,000	Babson CLO Ltd. 2.37%, 07/20/2025(2)(3)	1,029,480
	4,946,000	BlueMountain CLO Ltd. 2.33%, 11/30/2026(2)(3)	4,945,149
	555,000	Cal Funding II Ltd. 3.47%, 10/25/2027(2)	542,677
		Carlyle Global Market Strategies Ltd.
	4,630,000	2.36%, 04/27/2027(2)(3)	4,636,482
	2,815,000	2.69%, 10/20/2029(2)(3)	2,813,832
		Cent CLO Ltd.
	3,995,000	2.36%, 01/25/2026(2)(3)	3,988,700
	4,475,000	2.37%, 04/17/2026(2)(3)	4,471,107
	2,865,000	2.38%, 07/27/2026(2)(3)	2,861,780
	1,810,000	2.93%, 04/17/2026(2)(3)	1,808,176
		CIFC Funding Ltd.
	4,175,000	2.31%, 05/24/2026(2)(3)	4,176,632
	4,745,000	2.38%, 04/18/2025(2)(3)	4,752,032

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.6% - (continued)
		Asset-Backed - Finance & Insurance - 13.8% - (continued)
$	3,940,000	2.41%, 08/14/2024(2)(3)	$3,936,426
	188,557	Consumer Credit Origination Loan Trust 2.82%, 03/15/2021(2)	188,799
		Dryden Senior Loan Fund
	4,695,000	2.23%, 04/18/2026(2)(3)	4,692,629
	3,970,000	2.31%, 07/15/2027(2)(3)	3,967,995
	4,800,000	2.36%, 07/15/2026(2)(3)	4,809,422
		First Franklin Mortgage Loan Trust
	2,250,478	0.77%, 04/25/2036(3)	1,503,207
	1,065,000	0.84%, 09/25/2036(3)	745,708
	1,015,000	Flatiron CLO Ltd. 2.78%, 07/17/2026(2)(3)	1,010,178
	695,000	Ford Credit Floorplan Master Owner Trust A 1.40%, 02/15/2019	695,251
	6,637,000	Galaxy CLO Ltd. 2.13%, 04/15/2025(2)(3)	6,625,604
	3,876,532	Gramercy Park CLO Ltd. 2.18%, 07/17/2023(2)(3)	3,877,551
	2,525,000	Green Tree Agency Advance Funding Trust 3.10%, 10/15/2048(2)	2,531,312
	2,910,000	Highbridge Loan Management Ltd. 2.23%, 05/05/2027(2)(3)	2,906,313
	1,565,000	ING Investment Management CLO Ltd. 2.19%, 03/14/2022(2)(3)	1,571,839
	4,210,000	KKR CLO Ltd. 2.35%, 10/18/2028(2)(3)	4,212,071
	615,000	LCM L.P. 2.22%, 04/15/2022(2)(3)	618,877
	3,575,000	Lendmark Funding Trust 3.26%, 04/21/2025(2)	3,574,594
	4,765,000	Limerock CLO Ltd. 2.38%, 04/18/2026(2)(3)	4,761,217
		Madison Park Funding Ltd.
	4,825,000	2.16%, 10/23/2025(2)(3)	4,820,358
	2,800,000	2.33%, 01/19/2025(2)(3)	2,802,293
	4,525,000	2.38%, 07/20/2026(2)(3)	4,545,154
	415,000	2.50%, 04/22/2022(2)(3)	415,131
	3,370,000	3.29%, 01/27/2026(2)(3)	3,371,837
		Magnetite CLO Ltd.
	2,585,000	2.18%, 04/15/2026(2)(3)(4)	2,585,000
	3,890,000	2.30%, 07/25/2026(2)(3)	3,891,793
	2,895,000	2.36%, 04/15/2026(2)(3)	2,900,295
	3,170,000	2.38%, 04/15/2027(2)(3)	3,170,789
	3,115,000	2.83%, 07/25/2026(2)(3)	3,116,501
		Nationstar HECM Loan Trust
	662,436	2.24%, 06/25/2026(2)	665,127
	1,897,279	2.98%, 02/25/2026(2)	1,902,203
	3,795,000	Neuberger Berman CLO Ltd. 2.24%, 08/04/2025(2)(3)	3,803,774
	1,395,000	Oak Hill Credit Partners X Ltd. 2.35%, 07/20/2026(2)(3)	1,394,296
	4,495,000	Oaktree EIF II Ltd. 2.37%, 02/15/2026(2)(3)	4,494,236
	4,015,000	OCP CLO Ltd. 2.41%, 04/17/2027(2)(3)	4,021,729
	2,385,000	Octagon Investment Partners Ltd. 2.00%, 07/17/2025(2)(3)	2,366,402
	5,829,000	OHA Credit Partners VIII Ltd. 2.00%, 04/20/2025(2)(3)	5,808,121

The accompanying notes are an integral part of these financial statements.

186

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.6% - (continued)
		Asset-Backed - Finance & Insurance - 13.8% - (continued)
$	5,360,000	OHA Loan Funding Ltd. 2.32%, 02/15/2027(2)(3)	$5,382,957
	6,305,000	OneMain Financial Issuance Trust 4.10%, 03/20/2028(2)	6,472,656
		OZLM Funding Ltd.
	4,470,000	2.21%, 04/30/2027(2)(3)	4,477,966
	4,595,000	2.43%, 04/17/2026(2)(3)	4,606,111
	5,355,000	Race Point CLO Ltd. 2.39%, 04/15/2027(2)(3)	5,366,208
	2,710,000	SBA Tower Trust 2.90%, 10/15/2044(2)(5)	2,756,391
	3,320,000	Seneca Park CLO Ltd. 2.36%, 07/17/2026(2)(3)	3,320,405
	3,430,000	Shackleton CLO Ltd. 2.36%, 07/17/2026(2)(3)	3,438,928
		SoFi Consumer Loan Program LLC
	3,970,000	3.05%, 12/26/2025(2)	3,972,367
	3,733,850	3.09%, 10/27/2025(2)	3,749,566
		Sound Point CLO Ltd.
	3,768,000	2.25%, 01/21/2026(2)(3)	3,761,937
	4,385,000	2.41%, 04/15/2027(2)(3)	4,394,476
	1,410,000	5.48%, 07/15/2025(2)(3)	1,273,374
	1,545,965	Springleaf Funding Trust 2.41%, 12/15/2022(2)	1,547,711
	4,090,000	Symphony CLO L.P. 2.63%, 01/09/2023(2)(3)	4,102,564
	3,950,000	Symphony CLO Ltd. 2.36%, 07/14/2026(2)(3)	3,954,084
	2,740,000	Thacher Park CLO Ltd. 2.35%, 10/20/2026(2)(3)	2,738,616
	4,500,000	Tremen Park Ltd. 2.38%, 04/20/2027(2)(3)	4,509,859
		Voya CLO Ltd.
	2,115,000	2.23%, 04/18/2026(4)	2,115,000
	1,545,000	2.30%, 07/25/2026(2)(3)	1,544,710
	1,500,000	2.33%, 07/17/2026(2)(3)	1,501,133
	4,220,000	2.36%, 04/18/2027(2)(3)	4,224,220
	4,690,000	2.38%, 04/18/2026(2)(3)	4,697,176
	1,505,000	2.98%, 04/18/2027(2)(3)	1,504,290
	5,625,000	Zais CLO Ltd. 2.41%, 10/15/2028(2)(3)	5,575,826

			279,810,799

		Asset-Backed - Home Equity - 1.6%
		GSAA Home Equity Trust
	644,590	0.60%, 12/25/2046(3)	350,494
	6,292,715	0.61%, 02/25/2037(3)	3,515,038
	1,210,834	0.62%, 12/25/2036(3)	583,597
	3,917,762	0.63%, 03/25/2037(3)	2,111,522
	2,581,869	0.71%, 11/25/2036(3)	1,281,600
	878,285	0.75%, 05/25/2047(3)	667,962
	550,425	0.83%, 03/25/2036(3)	366,469
	596,021	5.88%, 09/25/2036(5)	311,151
	1,667,346	5.99%, 06/25/2036(3)	838,679
	206,243	Morgan Stanley Asset-Backed Securities Capital I, Inc. Trust 0.68%, 06/25/2036(3)	180,290
	1,518,439	Morgan Stanley Mortgage Loan Trust 0.70%, 11/25/2036(3)	671,947
		NRZ Advance Receivables Trust
	5,080,000	2.58%, 10/15/2049(2)	5,079,996

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.6% - (continued)
		Asset-Backed - Home Equity - 1.6% - (continued)
$	13,030,000	3.30%, 08/17/2048(2)	$13,098,707
	786,806	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037(5)	399,728
		Soundview Home Loan Trust
	3,500,000	0.71%, 07/25/2037(3)	2,431,423
	830,000	0.77%, 07/25/2036(3)	565,128
	1,485,000	0.78%, 11/25/2036(3)	1,057,975

			33,511,706

		Commercial Mortgage - Backed Securities - 6.8%
		Banc of America Commercial Mortgage Trust
	1,970,000	3.12%, 09/15/2048(2)(3)	1,076,710
	590,000	3.71%, 09/15/2048	635,491
	2,269,106	5.49%, 02/10/2051	2,320,283
	230,110	5.75%, 02/10/2051(3)	234,129
	510,000	Bear Stearns Commercial Mortgage Securities, Inc. 5.13%, 10/12/2042(3)	505,590
		Citigroup Commercial Mortgage Trust
	15,035,856	1.12%, 07/10/2047(3)(6)	919,688
	16,305,638	1.17%, 04/10/2048(3)(6)	1,097,219
	300,000	2.94%, 04/10/2048	306,230
	720,000	3.11%, 04/10/2048(2)	492,887
	445,000	3.19%, 04/10/2048	462,323
	1,045,000	3.76%, 06/10/2048	1,130,071
	795,000	3.82%, 11/10/2048	862,108
	190,000	3.86%, 05/10/2047	206,339
	415,000	4.40%, 03/10/2047(2)(3)	289,235
	305,000	4.90%, 03/10/2047(2)(3)	255,854
	1,325,264	Citigroup/Deutsche Bank Commercial Mortgage Trust 5.32%, 12/11/2049	1,329,702
	269,248	Cobalt CMBS Commercial Mortgage Trust 5.25%, 08/15/2048	268,925
	1,279,090	Commercial Mortgage Loan Trust 6.09%, 12/10/2049(3)	1,312,118
		Commercial Mortgage Pass-Through Certificates
	5,990,685	0.99%, 02/10/2047(3)(6)	208,664
	360,000	4.24%, 02/10/2047(3)	400,161
	735,000	4.75%, 10/15/2045(2)(3)	454,722
		Commercial Mortgage Trust
	3,279,381	1.97%, 07/10/2046(2)(3)(6)	194,165
	945,249	2.85%, 10/15/2045	980,172
	525,000	3.10%, 03/10/2046	547,995
	225,000	3.18%, 02/10/2048	234,461
	1,025,000	3.21%, 03/10/2046	1,076,473
	270,000	3.29%, 12/10/2044	287,702
	1,270,000	3.35%, 02/10/2048	1,327,578
	3,050,000	3.42%, 03/10/2031(2)	3,224,177
	905,000	3.61%, 06/10/2046(3)	971,902
	455,000	3.62%, 07/10/2050	484,425
	1,425,000	3.69%, 08/10/2047	1,521,129
	900,000	3.80%, 08/10/2047	973,812
	740,000	3.90%, 07/10/2050	802,640
	490,125	3.96%, 03/10/2047	532,378
	860,000	4.02%, 07/10/2045	942,136
	2,350,000	4.05%, 04/10/2047	2,580,081
	420,000	4.07%, 02/10/2047(3)	462,391
	390,000	4.21%, 08/10/2046	432,235
	660,000	4.21%, 08/10/2046(3)	732,263

The accompanying notes are an integral part of these financial statements.

187

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.6% - (continued)
		Commercial Mortgage - Backed Securities - 6.8% - (continued)
$	595,000	4.23%, 07/10/2045(3)	$663,325
	630,000	4.57%, 10/15/2045(2)(3)	428,513
	1,616,102	Credit Suisse Commercial Mortgage Trust 5.69%, 06/15/2039(3)	1,629,242
		Credit Suisse First Boston Mortgage Securities Corp.
	3,567	4.77%, 07/15/2037	3,565
	876,645	4.88%, 04/15/2037	790,933
		CSAIL Commercial Mortgage Trust
	44,043,043	0.89%, 06/15/2057(3)(6)	2,318,540
	1,515,254	0.96%, 04/15/2050(3)(6)	86,700
	5,921,184	1.06%, 11/15/2048(3)(6)	376,670
	450,000	3.36%, 08/15/2048(3)	331,504
	5,437,000	3.72%, 08/15/2048	5,869,107
	4,441,401	DBUBS Mortgage Trust 0.85%, 11/10/2046(2)(3)(6)	94,761
	1,710,000	Four Times Square Trust Commercial Mortgage Pass-Through Certificates 5.40%, 12/13/2028(2)	1,914,312
		FREMF Mortgage Trust
	2,495,000	3.00%, 10/25/2047(2)(3)	2,523,419
	2,710,000	5.25%, 09/25/2043(2)(3)	2,952,474
	384,972	GE Business Loan Trust 1.54%, 05/15/2034(2)(3)	331,500
	260,000	GE Commercial Mortgage Corp. 5.61%, 12/10/2049(3)	257,385
		GS Mortgage Securities Trust
	26,470,298	0.22%, 07/10/2046(3)(6)	168,248
	3,322,182	1.37%, 08/10/2044(2)(3)(6)	172,077
	75,000	2.94%, 02/10/2046	77,690
	2,010,000	2.95%, 11/05/2034(2)	2,064,546
	605,000	3.38%, 05/10/2050	636,725
	635,000	3.58%, 06/10/2047(2)	373,932
	695,000	3.67%, 04/10/2047(2)	361,998
	3,305,000	3.86%, 06/10/2047	3,592,293
	725,000	4.51%, 11/10/2047(2)(3)	579,765
	1,310,000	4.87%, 04/10/2047(2)(3)	923,323
	2,713,700	Hilton USA Trust 2.66%, 11/05/2030(2)	2,714,692
	730,000	JP Morgan Chase Commercial Mortgage Securities Corp. 4.42%, 12/15/2047(2)(3)	584,269
		JP Morgan Chase Commercial Mortgage Securities Trust
	5,362,934	2.03%, 02/12/2051(3)	5,232,670
	1,325,000	2.73%, 10/15/2045(2)(3)	742,093
	1,269,333	3.91%, 05/05/2030(2)	1,355,768
	380,000	4.00%, 08/15/2046(2)(3)	310,652
	979,006	5.34%, 05/15/2047	977,697
	1,160,000	5.39%, 08/15/2046(2)(3)	1,190,023
	860,378	5.72%, 02/15/2051	881,406
		JPMBB Commercial Mortgage Securities Trust
	15,174,735	0.86%, 09/15/2047(3)(6)	555,064
	5,098,080	0.95%, 05/15/2048(3)(6)	216,893
	520,061	3.61%, 05/15/2048	555,637
	860,000	3.74%, 10/15/2048(2)(3)	631,391
	2,170,000	3.78%, 08/15/2047	2,342,503
	1,665,000	3.80%, 09/15/2047	1,802,221

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.6% - (continued)
		Commercial Mortgage - Backed Securities - 6.8% - (continued)
$	2,085,000	4.00%, 04/15/2047	$2,278,108
	225,429	JPMDB Commercial Mortgage Securites Trust 3.10%, 12/15/2049(4)	164,930
		LB-UBS Commercial Mortgage Trust
	176,736	5.43%, 02/15/2040	177,763
	948,360	5.86%, 07/15/2040(3)	957,741
	723,445	6.11%, 04/15/2041(3)	754,770
	39,955	Lehman Brothers Small Balance Commercial 5.52%, 09/25/2030(2)(3)	39,745
		Merrill Lynch/Countrywide Commercial Mortgage Trust
	627,067	5.38%, 08/12/2048	628,313
	1,905,514	5.70%, 09/12/2049	1,956,700
	2,511,197	5.74%, 06/12/2050(3)	2,542,652
		Morgan Stanley Bank of America Merrill Lynch Trust
	4,408,367	1.12%, 10/15/2048(3)(6)	315,502
	9,607,788	1.15%, 12/15/2047(3)(6)	557,561
	150,000	2.86%, 11/15/2045	155,779
	410,000	2.92%, 02/15/2046	423,694
	460,000	3.06%, 10/15/2048(2)	327,568
	690,000	3.10%, 10/15/2026(4)	704,366
	730,000	3.13%, 12/15/2048	760,815
	880,000	3.18%, 08/15/2045	925,861
	2,315,000	3.74%, 08/15/2047	2,498,285
	425,000	4.06%, 02/15/2047	466,625
	730,173	4.26%, 10/15/2046(3)	810,373
	775,000	4.50%, 08/15/2045(2)	558,523
		Morgan Stanley Capital I Trust
	18,769,037	0.46%, 09/15/2047(2)(3)(6)	285,169
	2,605,000	3.47%, 08/11/2029(2)	2,740,183
	860,000	5.16%, 07/15/2049(2)(3)	677,575
	425,000	5.33%, 10/12/2052(2)(3)	393,407
	1,197,390	5.57%, 12/15/2044	1,222,571
	525,596	5.81%, 12/12/2049	538,138
	525,000	6.28%, 01/11/2043(2)(3)	521,041
		Morgan Stanley Re-Remic Trust
	602,910	5.79%, 08/12/2045(2)(3)	606,018
	607,696	5.79%, 08/15/2045(2)(3)	610,829
	885,000	SFAVE Commercial Mortgage Securities Trust 3.87%, 01/05/2043(2)(3)	893,708
		UBS-Barclays Commercial Mortgage Trust
	1,200,000	3.09%, 08/10/2049	1,253,833
	910,000	3.19%, 03/10/2046	951,031
	835,120	3.24%, 04/10/2046	875,453
	485,000	4.09%, 03/10/2046(2)(3)	338,270
		Wells Fargo Commercial Mortgage Trust
	12,962,087	1.20%, 05/15/2048(3)(6)	882,056
	915,000	2.92%, 10/15/2045	954,239
	310,000	3.18%, 04/15/2050	321,512
	810,000	3.41%, 12/15/2047	853,161
	605,000	3.41%, 09/15/2058	638,322
	760,000	3.64%, 06/15/2048	812,495
	1,695,000	3.82%, 08/15/2050	1,836,253
	255,000	4.10%, 05/15/2048(3)	206,319
	430,000	4.23%, 06/15/2048(3)	332,590
	60,000	4.78%, 10/15/2045(2)(3)	57,951

The accompanying notes are an integral part of these financial statements.

188

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.6% - (continued)
		Commercial Mortgage - Backed Securities - 6.8% - (continued)
		WF-RBS Commercial Mortgage Trust
$	2,258,387	1.39%, 03/15/2047(3)(6)	$140,997
	870,000	2.87%, 11/15/2045	905,188
	1,170,000	2.88%, 12/15/2045	1,214,167
	1,545,000	3.02%, 11/15/2047(2)	699,931
	305,000	3.07%, 03/15/2045	318,738
	350,000	3.35%, 05/15/2045	362,398
	730,000	3.61%, 11/15/2047	779,209
	635,000	3.67%, 11/15/2044	685,029
	3,315,000	3.68%, 08/15/2047	3,569,202
	740,000	3.72%, 05/15/2047	796,855
	3,230,281	4.00%, 05/15/2047	3,537,055
	180,000	4.05%, 03/15/2047	197,202
	2,369,636	4.10%, 03/15/2047	2,608,789
	445,000	4.90%, 06/15/2044(2)(3)	499,285
	345,000	5.00%, 06/15/2044(2)(3)	299,228
	400,505	5.00%, 04/15/2045(2)(3)	237,563
	960,000	5.58%, 04/15/2045(2)(3)	981,704

			137,332,428

		Whole Loan Collateral CMO - 5.5%
		Adjustable Rate Mortgage Trust
	226,172	0.79%, 01/25/2036(3)	188,093
	982,350	0.80%, 11/25/2035(3)	907,391
	1,349,124	1.03%, 01/25/2036(3)	1,157,675
	920,563	3.98%, 11/25/2037(2)(3)	770,618
		Alternative Loan Trust
	3,130,695	0.80%, 01/25/2036(3)	2,578,230
	1,040,871	0.85%, 11/25/2035(3)	836,242
	207,926	0.93%, 10/25/2036(3)	128,363
	923,266	5.75%, 05/25/2036	714,020
	344,338	6.00%, 05/25/2036	260,956
	219,603	6.00%, 12/25/2036	138,473
		American Home Mortgage Assets Trust
	689,183	0.72%, 09/25/2046(3)	519,211
	885,614	1.46%, 10/25/2046(3)	618,479
		Banc of America Funding Trust
	138,913	0.72%, 10/20/2036(3)	116,195
	180,246	0.76%, 02/20/2047(3)	158,654
	2,156,418	0.83%, 05/20/2047(3)	1,773,613
	2,643,487	5.77%, 05/25/2037(3)	2,363,276
	111,625	5.85%, 01/25/2037(5)	94,757
		BCAP LLC Trust
	494,600	0.70%, 01/25/2037(3)	398,359
	1,332,176	0.71%, 03/25/2037(3)	1,240,645
		Bear Stearns Adjustable Rate Mortgage Trust
	1,085,733	2.83%, 10/25/2035(3)	1,044,825
	696,108	3.12%, 02/25/2036(3)	584,271
		Bear Stearns Alt-A Trust
	218,044	0.85%, 08/25/2036(3)	166,069
	2,876,836	1.03%, 01/25/2036(3)	2,478,872
	1,586,246	Bear Stearns Mortgage Funding Trust 0.71%, 10/25/2036(3)	1,287,707
	918,236	Chase Mortgage Finance Trust 2.76%, 12/25/2035(3)	840,146
		CHL Mortgage Pass-Through Trust
	1,275,184	1.21%, 03/25/2035(3)	997,374
	303,677	2.82%, 03/20/2036(3)	247,071
	517,999	2.93%, 06/20/2035(3)	483,314
	2,079,704	3.13%, 09/25/2047(3)	1,842,115

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.6% - (continued)
		Whole Loan Collateral CMO - 5.5% - (continued)
		Countrywide Home Loans, Inc.
$	1,147,109	2.80%, 11/20/2035(3)	$957,705
	810,720	3.00%, 04/20/2036(3)	581,856
	1,321,064	Credit Suisse First Boston Mortgage Securities Corp. 5.50%, 06/25/2035	1,229,155
	1,032,046	Deutsche Mortgage Sec, Inc. Mortgage Loan Trust 5.66%, 12/25/2033(5)	1,046,473
		DSLA Mortgage Loan Trust
	239,523	0.89%, 01/19/2045(3)	205,629
	882,386	1.43%, 03/19/2046(3)	717,374
		GMAC Mortgage Corp. Loan Trust
	930,491	3.41%, 09/19/2035(3)	848,793
	157,584	3.41%, 04/19/2036(3)	140,089
		GSR Mortgage Loan Trust
	4,580,786	0.83%, 01/25/2037(3)	2,824,206
	221,486	1.03%, 11/25/2035(3)	146,108
	2,795,144	2.97%, 01/25/2036(3)	2,581,101
	305,888	3.19%, 10/25/2035(3)	267,874
		HarborView Mortgage Loan Trust
	1,606,060	0.72%, 01/19/2038(3)	1,379,223
	3,035,864	0.77%, 12/19/2036(3)	2,256,238
	899,572	1.23%, 01/19/2035(3)	588,925
	405,638	1.53%, 10/25/2037(3)	377,402
		IndyMac Index Mortgage Loan Trust
	1,554,081	0.72%, 04/25/2037(3)	1,136,038
	685,650	0.77%, 07/25/2035(3)	598,519
	1,382,277	0.81%, 07/25/2035(3)	1,111,785
	745,227	0.82%, 01/25/2036(3)	471,250
	714,763	2.88%, 01/25/2036(3)	666,431
	557,773	3.04%, 08/25/2035(3)	446,176
	1,673,173	3.14%, 04/25/2037(3)	1,067,807
	2,127,683	3.33%, 07/25/2037(3)	1,420,608
		JP Morgan Mortgage Trust
	241,453	2.98%, 04/25/2037(3)	213,370
	660,106	2.99%, 05/25/2036(3)	587,774
	941,483	3.16%, 09/25/2035(3)	896,975
	888,639	Lehman XS Trust 0.74%, 07/25/2046(3)	707,891
		LSTAR Securities Investment Trust
	4,208,620	2.53%, 01/01/2020(2)(3)	4,187,577
	5,406,957	2.53%, 04/01/2020(2)(3)	5,332,611
	2,281,563	2.53%, 09/01/2021(2)(3)	2,253,500
	4,970,983	2.53%, 10/01/2020(2)(3)	4,949,210
	499,145	Luminent Mortgage Trust 0.73%, 10/25/2046(3)	426,143
	475,886	Merrill Lynch Mortgage Investors Trust 3.10%, 07/25/2035(3)	369,152
	1,727,050	Morgan Stanley Mortgage Loan Trust 3.09%, 05/25/2036(3)	1,207,212
	5,497,555	New Residential Mortgage Loan Trust 3.75%, 11/26/2035(2)(3)	5,705,785
	215,826	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.54%, 06/25/2036(3)	161,855
	2,498,412	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	2,355,619
		Residential Accredit Loans, Inc.
	235,999	0.75%, 02/25/2046(3)	103,595

The accompanying notes are an integral part of these financial statements.

189

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.6% - (continued)
		Whole Loan Collateral CMO - 5.5% - (continued)
$	2,152,141	0.83%, 04/25/2036(3)	$1,545,583
	305,539	1.32%, 09/25/2046(3)	216,655
	2,250,983	1.83%, 11/25/2037(3)	1,535,524
	1,693,744	6.00%, 12/25/2035	1,462,917
	740,785	Residential Asset Securitization Trust 0.98%, 03/25/2035(3)	582,061
	746,935	Residential Funding Mortgage Securities, Inc. 3.25%, 08/25/2035(3)	552,824
	340,971	Sequoia Mortgage Trust 3.09%, 07/20/2037(3)	275,333
	2,860,171	Springleaf Mortgage Loan Trust 3.52%, 12/25/2065(2)(3)	2,871,599
	541,181	Structured Adjustable Rate Mortgage Loan Trust 0.83%, 09/25/2034(3)	418,091
	581,280	Structured Asset Mortgage Investments II Trust 0.76%, 02/25/2036(3)	466,308
	926,802	TBW Mortgage-Backed Trust 6.00%, 07/25/2036	740,917
		Towd Point Mortgage Trust
	5,034,073	2.25%, 08/25/2055(2)(3)	5,041,622
	1,784,600	2.75%, 04/25/2055(2)(3)	1,807,413
	3,934,692	2.75%, 08/25/2055(2)(3)	4,000,024
	630,615	3.00%, 03/25/2054(2)(3)	643,056
		WaMu Mortgage Pass-Through Certificates Trust
	1,173,782	0.95%, 06/25/2044(3)	1,087,612
	647,801	1.50%, 07/25/2046(3)	523,364
	562,468	1.52%, 08/25/2046(3)	479,808
	358,621	2.20%, 11/25/2046(3)	322,125
	388,946	2.26%, 12/25/2036(3)	335,509
	1,650,632	2.57%, 06/25/2037(3)	1,474,934
		Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
	499,129	0.62%, 02/25/2037(3)	316,839
	244,173	0.69%, 02/25/2037(3)	184,389
	1,779,776	1.13%, 07/25/2036(3)	980,592
	913,155	1.35%, 11/25/2046(3)	660,687
	828,358	Wells Fargo Alternative Loan Trust 3.15%, 12/28/2037(3)	721,362
		Wells Fargo Commercial Mortgage Trust
	30,441,157	1.19%, 09/15/2057(3)(6)	1,986,833
	2,115,000	2.88%, 05/15/2048(2)(3)	1,077,219
	1,090,000	3.36%, 09/15/2058(2)	652,484
	675,000	3.84%, 09/15/2058	732,563

			111,156,295

		Whole Loan Collateral PAC - 0.0%
	176,708	Alternative Loan Trust 1.03%, 12/25/2035(3)	116,196

		Total Asset & Commercial Mortgage Backed Securities (cost $578,449,052)	$580,262,444

CORPORATE BONDS - 34.5%
		Advertising - 0.0%
	70,000	Lamar Media Corp. 5.75%, 02/01/2026	$74,946

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Aerospace/Defense - 0.2%
$	470,000	BAE Systems Holdings, Inc. 2.85%, 12/15/2020(2)	$477,597
	530,000	BAE Systems plc 4.75%, 10/11/2021(2)	585,960
		Lockheed Martin Corp.
	955,000	2.50%, 11/23/2020	979,725
	1,535,000	4.70%, 05/15/2046	1,740,807

			3,784,089

		Agriculture - 0.5%
		Altria Group, Inc.
	690,000	2.63%, 09/16/2026	684,202
	740,000	3.88%, 09/16/2046	728,529
	1,680,000	BAT International Finance plc 2.75%, 06/15/2020(2)	1,721,610
		Imperial Brands Finance plc
	1,345,000	2.05%, 07/20/2018(2)	1,352,455
	760,000	2.95%, 07/21/2020(2)	780,385
	1,855,000	3.75%, 07/21/2022(2)	1,956,966
	1,935,000	Reynolds American, Inc. 3.25%, 06/12/2020	2,020,552

			9,244,699

		Airlines - 0.0%
	195,000	Aircastle Ltd. 5.00%, 04/01/2023	201,825

		Apparel - 0.1%
	385,000	Hanesbrands, Inc. 4.88%, 05/15/2026(2)	391,737
	1,375,000	William Carter Co. 5.25%, 08/15/2021	1,430,000

			1,821,737

		Auto Manufacturers - 1.5%
	3,545,000	Daimler Finance North America LLC 1.65%, 03/02/2018(2)	3,552,296
		Ford Motor Credit Co. LLC
	6,510,000	1.46%, 03/27/2017	6,514,284
	700,000	2.24%, 06/15/2018	704,096
	1,935,000	3.20%, 01/15/2021	1,976,883
	800,000	4.13%, 08/04/2025	831,379
	1,370,000	4.25%, 02/03/2017	1,380,596
		General Motors Co.
	1,830,000	6.60%, 04/01/2036	2,163,157
	330,000	6.75%, 04/01/2046	404,994
		General Motors Financial Co., Inc.
	1,900,000	2.40%, 04/10/2018	1,910,439
	3,150,000	3.50%, 07/10/2019	3,241,145
	1,585,000	3.70%, 05/09/2023	1,605,732
	3,640,000	4.75%, 08/15/2017	3,731,156
	2,395,000	5.25%, 03/01/2026	2,608,335

			30,624,492

		Auto Parts & Equipment - 0.0%
		ZF North America Capital, Inc.
	190,000	4.50%, 04/29/2022(2)	201,163
	165,000	4.75%, 04/29/2025(2)	174,075

			375,238

		Beverages - 1.5%
		Anheuser-Busch InBev Finance, Inc.
	3,725,000	1.90%, 02/01/2019	3,753,958

The accompanying notes are an integral part of these financial statements.

190

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Beverages - 1.5% - (continued)
$	605,000	2.15%, 02/01/2019	$614,117
	9,320,000	3.30%, 02/01/2023	9,727,200
	480,000	3.65%, 02/01/2026	505,086
	2,905,000	4.70%, 02/01/2036	3,220,300
	5,870,000	4.90%, 02/01/2046	6,712,562
		Anheuser-Busch InBev Worldwide, Inc.
	1,025,000	2.50%, 07/15/2022	1,036,355
	1,445,000	3.75%, 07/15/2042	1,414,171
	1,110,000	Molson Coors Brewing Co. 4.20%, 07/15/2046	1,109,704
	1,945,000	Pernod Ricard S.A. 3.25%, 06/08/2026(2)	1,953,688

			30,047,141

		Biotechnology - 0.1%
	755,000	Celgene Corp. 4.63%, 05/15/2044	760,185
		Gilead Sciences, Inc.
	530,000	2.50%, 09/01/2023	526,767
	675,000	3.25%, 09/01/2022	710,220

			1,997,172

		Chemicals - 0.0%
	70,000	Versum Materials, Inc. 5.50%, 09/30/2024(2)	71,575

		Commercial Banks - 10.9%
EUR	1,480,000	Allied Irish Banks plc 7.38%, 12/03/2020(3)(7)(8)	1,508,669
		Banco Bilbao Vizcaya Argentaria S.A.
	2,200,000	7.00%, 02/19/2019(3)(7)(8)	2,333,688
	800,000	8.88%, 04/14/2021(3)(7)(8)	946,261
$	2,800,000	9.00%, 05/09/2018(3)(7)(8)	2,908,500
		Banco Santander S.A.
EUR	2,000,000	6.25%, 03/12/2019(3)(7)(8)	2,040,604
	700,000	6.25%, 09/11/2021(3)(7)(8)	716,558
		Bank of America Corp.
$	4,875,000	2.50%, 10/21/2022	4,863,344
	2,475,000	2.63%, 04/19/2021	2,504,678
	2,575,000	4.00%, 01/22/2025	2,647,597
	5,805,000	4.20%, 08/26/2024	6,066,097
	990,000	5.00%, 01/21/2044	1,133,635
	585,000	6.11%, 01/29/2037	710,172
	3,090,000	7.75%, 05/14/2038	4,389,042
EUR	2,450,000	Bank of Ireland 7.38%, 06/18/2020(3)(7)(8)	2,609,019
$	1,895,000	Bank of Nova Scotia 4.50%, 12/16/2025	1,999,848
	5,390,000	Barclays Bank plc 6.05%, 12/04/2017(2)	5,614,332
		Barclays plc
	1,025,000	7.88%, 03/15/2022(3)(7)(8)	1,018,850
EUR	2,025,000	8.00%, 12/15/2020(3)(7)	2,275,739
	455,000	8.25%, 12/15/2018(3)(7)	460,687
	2,265,000	BNP Paribas S.A. 7.63%, 03/30/2021(2)(3)(7)	2,366,925
	860,000	BPCE S.A. 5.15%, 07/21/2024(2)	906,160
		Capital One NA/Mclean VA
	7,075,000	1.65%, 02/05/2018	7,080,844
	2,200,000	2.35%, 08/17/2018	2,223,452

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Commercial Banks - 10.9% - (continued)
		CIT Group, Inc.
EUR	40,000	5.00%, 05/15/2017	$40,500
	1,614,000	5.50%, 02/15/2019(2)	1,698,735
	485,000	6.63%, 04/01/2018(2)	509,250
		Citigroup, Inc.
	1,255,000	1.85%, 11/24/2017	1,259,269
$	1,890,000	2.70%, 03/30/2021	1,922,591
	535,000	3.20%, 10/21/2026	533,747
	2,425,000	4.30%, 11/20/2026	2,530,638
	5,430,000	4.45%, 09/29/2027	5,721,113
	1,820,000	4.60%, 03/09/2026	1,942,288
	1,135,000	4.65%, 07/30/2045	1,241,868
	435,000	5.50%, 09/13/2025	489,839
	1,135,000	6.68%, 09/13/2043	1,460,608
		Credit Agricole S.A.
	200,000	4.38%, 03/17/2025(2)	204,126
EUR	1,440,000	6.50%, 06/23/2021(3)(7)(8)	1,620,279
GBP	750,000	7.50%, 06/23/2026(3)(7)(8)	921,443
$	2,025,000	8.13%, 12/23/2025(2)(3)(7)	2,174,526
	5,415,000	Credit Suisse Group AG 6.25%, 12/18/2024(2)(3)(7)	5,225,475
		Credit Suisse Group Funding Guernsey Ltd.
	1,225,000	3.13%, 12/10/2020	1,237,271
	565,000	3.80%, 06/09/2023(2)	570,483
		Goldman Sachs Group, Inc.
	460,000	2.00%, 04/25/2019	462,607
	360,000	2.04%, 04/23/2020(3)	362,114
	3,040,000	2.35%, 11/15/2021	3,021,535
	1,725,000	2.38%, 01/22/2018	1,740,899
	560,000	2.60%, 04/23/2020	569,238
	1,695,000	2.75%, 09/15/2020	1,728,495
	2,045,000	2.88%, 02/25/2021	2,091,830
	860,000	4.75%, 10/21/2045	945,846
	2,105,000	5.15%, 05/22/2045	2,274,297
	2,696,000	6.00%, 06/15/2020	3,045,852
	1,410,000	6.25%, 02/01/2041	1,805,927
	1,700,000	6.45%, 05/01/2036	2,066,583
	4,180,000	6.75%, 10/01/2037	5,271,979
		HSBC Holdings plc
	1,125,000	2.95%, 05/25/2021	1,142,079
	2,870,000	3.40%, 03/08/2021	2,958,723
	1,125,000	3.60%, 05/25/2023	1,162,012
	3,800,000	4.25%, 08/18/2025	3,899,758
EUR	1,200,000	5.25%, 09/16/2022(3)(7)(8)	1,284,368
$	800,000	5.25%, 03/14/2044	878,159
	1,125,000	HSBC USA, Inc. 2.75%, 08/07/2020	1,142,796
	3,825,000	Intesa Sanpaolo S.p.A. 7.70%, 09/17/2025(2)(3)(7)	3,495,094
		JP Morgan Chase & Co.
	1,110,000	2.30%, 08/15/2021	1,110,870
	5,745,000	2.40%, 06/07/2021	5,793,436
	1,855,000	2.55%, 10/29/2020	1,886,580
	2,190,000	2.70%, 05/18/2023	2,196,524
	530,000	2.75%, 06/23/2020	542,635
	2,515,000	4.25%, 10/01/2027	2,674,939
	2,800,000	4.35%, 08/15/2021	3,057,718
	1,060,000	6.00%, 01/15/2018	1,115,979
		Morgan Stanley
	1,975,000	2.13%, 04/25/2018	1,989,437
	465,000	2.45%, 02/01/2019	472,161

The accompanying notes are an integral part of these financial statements.

191

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Commercial Banks - 10.9% - (continued)
$	1,175,000	2.50%, 01/24/2019	$1,193,479
	5,205,000	2.50%, 04/21/2021	5,246,172
	4,385,000	3.13%, 07/27/2026	4,364,101
	1,665,000	3.95%, 04/23/2027	1,712,929
	2,710,000	4.00%, 07/23/2025	2,887,708
	460,000	4.35%, 09/08/2026	488,380
	310,000	4.88%, 11/01/2022	340,492
	4,950,000	5.55%, 04/27/2017	5,057,440
	505,000	7.30%, 05/13/2019	571,020
	1,675,000	PNC Bank NA 1.45%, 07/29/2019	1,668,159
	355,000	Radian Group, Inc. 7.00%, 03/15/2021	397,934
		Royal Bank of Scotland Group plc
	5,110,000	3.88%, 09/12/2023	5,003,002
	770,000	6.13%, 12/15/2022	813,000
	2,455,000	7.50%, 08/10/2020(3)(7)	2,252,462
	520,000	8.00%, 08/10/2025(3)(7)	494,000
	745,000	8.63%, 08/15/2021(3)(7)	741,275
	4,000,000	Santander Issuances SAU 5.18%, 11/19/2025	4,144,072
GBP	755,000	Santander UK Group Holdings plc 7.38%, 06/24/2022(3)(7)(8)	924,575
		Societe Generale S.A.
$	2,525,000	7.38%, 09/13/2021(2)(3)(7)	2,503,537
	3,040,000	8.25%, 11/29/2018(3)(7)(8)	3,127,400
	3,080,000	SunTrust Banks, Inc. 3.50%, 01/20/2017	3,090,324
		UBS Group AG
EUR	800,000	5.75%, 02/19/2022(3)(7)(8)	917,719
$	1,875,000	6.88%, 03/22/2021(3)(7)(8)	1,880,411
	2,765,000	7.13%, 02/19/2020(3)(7)(8)	2,830,669
	2,550,000	UBS Group Funding Jersey Ltd. 2.65%, 02/01/2022(2)	2,536,347
	720,000	UniCredit S.p.A. 8.00%, 06/03/2024(3)(7)(8)	626,400
		Wells Fargo & Co.
	1,190,000	3.00%, 04/22/2026	1,184,515
	955,000	3.00%, 10/23/2026	948,444
	2,465,000	4.40%, 06/14/2046	2,472,383
	3,315,000	4.90%, 11/17/2045	3,563,522
	50,000	5.38%, 11/02/2043	57,137
	3,130,000	5.61%, 01/15/2044	3,670,250

			220,528,478

		Commercial Services - 0.2%
	1,055,000	Cardtronics, Inc. 5.13%, 08/01/2022	1,078,737
	2,140,000	ERAC USA Finance LLC 2.60%, 12/01/2021(2)	2,164,375
		United Rentals North America, Inc.
	425,000	4.63%, 07/15/2023	438,813
	290,000	5.50%, 07/15/2025	293,625
	10,000	5.50%, 05/15/2027(4)	9,950

			3,985,500

		Construction Materials - 0.2%
	140,000	Boise Cascade Co. 5.63%, 09/01/2024(2)	141,575
	1,800,000	CRH America, Inc. 5.13%, 05/18/2045(2)	1,984,577

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Construction Materials - 0.2% - (continued)
$	291,000	Eagle Materials, Inc. 4.50%, 08/01/2026	$293,318
	690,000	Norbord, Inc. 6.25%, 04/15/2023(2)	733,125
		Standard Industries, Inc.
	665,000	5.38%, 11/15/2024(2)	687,444
	695,000	6.00%, 10/15/2025(2)	741,878

			4,581,917

		Diversified Financial Services - 0.9%
	125,000	Aircastle Ltd. 5.50%, 02/15/2022	134,063
	1,905,000	Bear Stearns Cos LLC 5.55%, 01/22/2017	1,923,917
	1,555,000	Intercontinental Exchange, Inc. 2.75%, 12/01/2020	1,605,828
	2,600,000	International Lease Finance Corp. 5.88%, 04/01/2019	2,794,168
	425,000	Nasdaq, Inc. 3.85%, 06/30/2026	438,084
		Navient Corp.
	1,095,000	5.50%, 01/15/2019	1,116,900
	370,000	6.63%, 07/26/2021	372,775
	395,000	7.25%, 01/25/2022	398,950
	680,000	7.25%, 09/25/2023	677,450
	945,000	8.45%, 06/15/2018	1,022,065
	2,845,000	Synchrony Financial 2.60%, 01/15/2019	2,878,935
		Visa, Inc.
	1,740,000	2.80%, 12/14/2022	1,809,471
	2,315,000	4.30%, 12/14/2045	2,582,153

			17,754,759

		Electric - 1.1%
		AES Corp.
	1,950,000	4.88%, 05/15/2023	1,934,770
	275,000	5.50%, 03/15/2024	279,125
	580,000	Comision Federal de Electricidad 4.75%, 02/23/2027(2)	590,150
	1,350,000	Dominion Resources, Inc. 2.85%, 08/15/2026	1,329,433
	1,260,000	DTE Energy Co. 1.50%, 10/01/2019	1,253,599
	1,145,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	1,241,598
	545,000	Duke Energy Corp. 2.65%, 09/01/2026	530,297
	1,710,000	Duke Energy Florida LLC 3.40%, 10/01/2046	1,632,137
	1,435,000	Duke Energy Progress LLC 4.38%, 03/30/2044	1,581,488
	360,000	EDP Finance B.V. 5.25%, 01/14/2021(2)	387,101
	1,825,000	Electricite de France S.A. 4.95%, 10/13/2045(2)	1,944,355
		Emera US Finance L.P.
	320,000	2.70%, 06/15/2021(2)	325,669
	355,000	4.75%, 06/15/2046(2)	377,257
		Exelon Corp.
	370,000	2.45%, 04/15/2021	373,841
	1,880,000	2.85%, 06/15/2020	1,934,866

The accompanying notes are an integral part of these financial statements.

192

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Electric - 1.1% - (continued)
		Fortis, Inc.
$	630,000	2.10%, 10/04/2021(2)	$624,825
	1,340,000	3.06%, 10/04/2026(2)	1,318,612
	825,000	NextEra Energy Capital Holdings, Inc. 1.65%, 09/01/2018	826,845
	720,000	NRG Energy, Inc. 7.25%, 05/15/2026(2)	708,415
	495,000	Oncor Electric Delivery Co. LLC 7.00%, 09/01/2022	623,693
	675,000	Pacific Gas & Electric Co. 8.25%, 10/15/2018	760,311
		Southern Co.
	1,320,000	1.85%, 07/01/2019	1,327,635
	490,000	2.95%, 07/01/2023	503,736
	595,000	4.40%, 07/01/2046	628,393

			23,038,151

		Electrical Components & Equipment - 0.0%
	705,000	EnerSys 5.00%, 04/30/2023(2)	722,625

		Electronics - 0.1%
	1,140,000	Fortive Corp. 2.35%, 06/15/2021(2)	1,142,920

		Engineering & Construction - 0.3%
		SBA Tower Trust
	2,400,000	2.93%, 12/15/2042(2)	2,405,607
	3,435,000	3.60%, 04/15/2043(2)	3,447,396

			5,853,003

		Entertainment - 0.0%
		GLP Capital L.P. / GLP Financing II, Inc.
	15,000	4.38%, 04/15/2021	15,788
	230,000	5.38%, 04/15/2026	244,375
		WMG Acquisition Corp.
	280,000	4.88%, 11/01/2024(2)	279,300
	185,000	5.00%, 08/01/2023(2)	187,312

			726,775

		Environmental Control - 0.1%
		Clean Harbors, Inc.
	150,000	5.13%, 06/01/2021	153,562
	1,035,000	5.25%, 08/01/2020	1,055,700

			1,209,262

		Food - 0.5%
	3,000,000	Danone S.A. 1.69%, 10/30/2019(2)	3,003,294
		Kraft Heinz Foods Co.
	1,205,000	2.00%, 07/02/2018	1,213,680
	815,000	2.80%, 07/02/2020	838,506
	490,000	4.38%, 06/01/2046	496,950
		Kroger Co.
	736,000	1.50%, 09/30/2019	732,062
	1,035,000	2.65%, 10/15/2026	1,003,952
	125,000	3.88%, 10/15/2046	119,481
	1,600,000	Sigma Alimentos S.A. de CV 4.13%, 05/02/2026(2)	1,609,600
	1,640,000	Sysco Corp. 2.50%, 07/15/2021	1,665,072

			10,682,597

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Forest Products & Paper - 0.1%
		Cascades, Inc.
$	265,000	5.50%, 07/15/2022(2)	$270,467
	270,000	5.75%, 07/15/2023(2)	272,700
	1,045,000	Clearwater Paper Corp. 5.38%, 02/01/2025(2)	1,055,450

			1,598,617

		Gas - 0.1%
		AmeriGas Partners L.P. / AmeriGas Finance Corp.
	365,000	5.63%, 05/20/2024	382,337
	365,000	5.88%, 08/20/2026	383,250
	405,000	Southern Co. Gas Capital Corp. 2.45%, 10/01/2023	404,958
	75,000	Southern Star Central Corp. 5.13%, 07/15/2022(2)	76,313

			1,246,858

		Healthcare-Products - 0.5%
	140,000	Hologic, Inc. 5.25%, 07/15/2022(2)	148,064
	695,000	Kinetic Concepts, Inc. / KCI USA, Inc. 7.88%, 02/15/2021(2)	748,862
		Medtronic, Inc.
	1,125,000	2.50%, 03/15/2020	1,154,789
	1,353,000	4.38%, 03/15/2035	1,484,233
	530,000	4.63%, 03/15/2045	599,622
		Thermo Fisher Scientific, Inc.
	490,000	2.95%, 09/19/2026	482,571
	1,740,000	3.00%, 04/15/2023	1,766,147
	3,645,000	Zimmer Biomet Holdings, Inc. 1.45%, 04/01/2017	3,646,779

			10,031,067

		Healthcare-Services - 1.0%
		Aetna, Inc.
	850,000	2.80%, 06/15/2023	861,337
	315,000	4.25%, 06/15/2036	319,627
		Anthem, Inc.
	4,575,000	3.50%, 08/15/2024	4,740,313
	320,000	4.63%, 05/15/2042	334,122
	505,000	Community Health Systems, Inc. 5.13%, 08/01/2021	470,913
		HCA, Inc.
	450,000	4.75%, 05/01/2023	468,563
	690,000	6.50%, 02/15/2020	764,175
	1,336,000	7.50%, 11/15/2095	1,342,680
	695,000	LifePoint Health, Inc. 5.88%, 12/01/2023	705,425
	150,000	MEDNAX, Inc. 5.25%, 12/01/2023(2)	156,750
	2,625,000	Tenet Healthcare Corp. 6.00%, 10/01/2020	2,765,122
		UnitedHealth Group, Inc.
	2,345,000	1.70%, 02/15/2019	2,353,369
	1,745,000	3.35%, 07/15/2022	1,856,453
	1,620,000	3.75%, 07/15/2025	1,753,360
	590,000	4.75%, 07/15/2045	683,067

			19,575,276

		Holding Companies-Diversified - 0.2%
	4,025,000	Hutchison Whampoa International Ltd. 2.00%, 11/08/2017(2)	4,043,117

The accompanying notes are an integral part of these financial statements.

193

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Home Builders - 0.1%
$	850,000	CalAtlantic Group, Inc. 5.38%, 10/01/2022	$893,562
	515,000	Meritage Homes Corp. 6.00%, 06/01/2025	543,325
	80,000	PulteGroup, Inc. 4.25%, 03/01/2021	84,000

			1,520,887

		Insurance - 0.3%
	1,135,000	American International Group, Inc. 4.70%, 07/10/2035	1,215,352
		CNO Financial Group, Inc.
	25,000	4.50%, 05/30/2020	25,656
	345,000	5.25%, 05/30/2025	348,450
	1,375,000	Marsh & McLennan Cos., Inc. 3.50%, 03/10/2025	1,437,865
	1,497,000	Massachusetts Mutual Life Insurance Co. 8.88%, 06/01/2039(2)	2,312,141
	205,000	MGIC Investment Corp. 5.75%, 08/15/2023	216,275

			5,555,739

		Internet - 0.0%
	275,000	Netflix, Inc. 4.38%, 11/15/2026(2)	270,531

		Iron/Steel - 0.1%
		ArcelorMittal
	535,000	5.13%, 06/01/2020	561,750
	935,000	6.13%, 06/01/2025	1,023,825
		Steel Dynamics, Inc.
	300,000	5.13%, 10/01/2021	312,750
	325,000	5.50%, 10/01/2024	342,875
	386,000	United States Steel Corp. 7.38%, 04/01/2020	384,070

			2,625,270

		IT Services - 0.2%
		Apple, Inc.
	1,955,000	3.45%, 02/09/2045	1,806,379
	615,000	3.85%, 08/04/2046	598,878
		Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
	975,000	3.48%, 06/01/2019(2)	1,000,349
	770,000	4.42%, 06/15/2021(2)	805,194
	490,000	8.35%, 07/15/2046(2)	593,729

			4,804,529

		Lodging - 0.1%
	456,000	Hilton Domestic Operating Co., Inc. 4.25%, 09/01/2024(2)	457,140
	1,085,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.38%, 03/15/2022	1,113,481

			1,570,621

		Machinery - Construction & Mining - 0.0%
	255,000	Oshkosh Corp. 5.38%, 03/01/2025	266,475

		Machinery-Diversified - 0.1%
	456,000	Case New Holland Industrial, Inc. 7.88%, 12/01/2017	482,790

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Machinery-Diversified - 0.1% - (continued)
$	635,000	CNH Industrial N.V. 4.50%, 08/15/2023	$638,175

			1,120,965

		Media - 2.8%
		21st Century Fox America, Inc.
	2,150,000	6.15%, 03/01/2037	2,618,648
	750,000	6.20%, 12/15/2034	924,433
	500,000	Altice US Finance I Corp. 5.50%, 05/15/2026(2)	510,000
	575,000	CBS Corp. 4.00%, 01/15/2026	610,254
		CCO Holdings LLC / CCO Holdings Capital Corp.
	35,000	5.13%, 02/15/2023	36,225
	140,000	5.25%, 09/30/2022	145,775
	170,000	5.75%, 09/01/2023	179,350
	1,310,000	5.75%, 02/15/2026(2)	1,364,856
		Charter Communications Operating LLC / Charter Communications Operating Capital
	1,100,000	3.58%, 07/23/2020(2)	1,140,545
	3,920,000	4.46%, 07/23/2022(2)	4,175,498
	2,910,000	4.91%, 07/23/2025(2)	3,138,583
	5,075,000	6.48%, 10/23/2045(2)	5,947,139
	325,000	Columbus Cable Barbados Ltd. 7.38%, 03/30/2021(2)	347,750
		Comcast Corp.
	665,000	1.63%, 01/15/2022	651,602
	5,285,000	2.75%, 03/01/2023	5,431,046
	1,595,000	3.40%, 07/15/2046	1,471,769
	600,000	4.75%, 03/01/2044	678,773
	95,000	5.70%, 07/01/2019	105,477
		Cox Communications, Inc.
	685,000	3.25%, 12/15/2022(2)	685,989
	735,000	3.35%, 09/15/2026(2)	724,809
	1,200,000	3.85%, 02/01/2025(2)	1,217,863
	510,000	CSC Holdings LLC 5.50%, 04/15/2027(2)	517,331
		DISH DBS Corp.
	755,000	5.88%, 11/15/2024	760,191
	1,200,000	7.88%, 09/01/2019	1,338,000
	1,295,000	Grupo Televisa S.A.B. 6.13%, 01/31/2046	1,413,253
	1,265,000	Liberty Interactive LLC 8.25%, 02/01/2030	1,353,550
	1,379,000	NBC Universal Media LLC 5.95%, 04/01/2041	1,795,877
	240,000	SFR Group S.A. 7.38%, 05/01/2026(2)	242,400
		Sky plc
	565,000	2.63%, 09/16/2019(2)	572,709
	1,575,000	3.13%, 11/26/2022(2)	1,600,980
		TEGNA, Inc.
	1,670,000	5.13%, 10/15/2019	1,718,013
	1,020,000	5.13%, 07/15/2020	1,060,800
		Time Warner Cable, Inc.
	1,175,000	4.50%, 09/15/2042	1,104,949
	2,145,000	8.75%, 02/14/2019	2,463,644
	3,190,000	Time Warner Entertainment Co. L.P. 8.38%, 07/15/2033	4,346,254

The accompanying notes are an integral part of these financial statements.

194

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Media - 2.8% - (continued)
		Time Warner, Inc.
$	575,000	4.85%, 07/15/2045	$610,662
	1,445,000	6.10%, 07/15/2040	1,728,415
	345,000	6.20%, 03/15/2040	420,549
	1,100,000	6.50%, 11/15/2036	1,368,468
	330,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.50%, 01/15/2023(2)	341,963
	270,000	Viacom, Inc. 3.45%, 10/04/2026	268,170

			57,132,562

		Mining - 0.1%
		Anglo American Capital plc
	240,000	3.63%, 05/14/2020(2)	241,200
	250,000	4.13%, 04/15/2021(2)	252,719
	220,000	4.13%, 09/27/2022(2)	217,800
	200,000	4.88%, 05/14/2025(2)	203,500
		Freeport-McMoRan, Inc.
	85,000	3.88%, 03/15/2023	76,712
	230,000	4.55%, 11/14/2024	211,025
	225,000	5.40%, 11/14/2034	193,781
	525,000	5.45%, 03/15/2043	435,750
	175,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	184,844
	605,000	Rio Tinto Finance USA Ltd. 3.75%, 06/15/2025	644,352
	400,000	Teck Resources Ltd. 8.50%, 06/01/2024(2)	463,000

			3,124,683

		Oil & Gas - 2.7%
		Anadarko Petroleum Corp.
	810,000	4.50%, 07/15/2044	762,536
	1,540,000	4.85%, 03/15/2021	1,671,861
	2,010,000	5.55%, 03/15/2026	2,284,954
	170,000	6.38%, 09/15/2017	177,140
	1,690,000	6.60%, 03/15/2046	2,088,955
	280,000	6.95%, 06/15/2019	312,503
	185,000	Antero Resources Corp. 5.63%, 06/01/2023	188,700
		BP Capital Markets plc
	1,345,000	2.11%, 09/16/2021	1,346,849
	710,000	2.52%, 01/15/2020	722,859
	1,915,000	2.75%, 05/10/2023	1,933,823
		Cenovus Energy, Inc.
	3,685,000	3.00%, 08/15/2022	3,581,636
	445,000	3.80%, 09/15/2023	438,860
	980,000	5.20%, 09/15/2043	933,704
	535,000	Concho Resources, Inc. 5.50%, 04/01/2023	547,305
	2,420,000	ConocoPhillips Co. 4.95%, 03/15/2026	2,714,732
		Continental Resources, Inc.
	25,000	3.80%, 06/01/2024	23,000
	280,000	4.50%, 04/15/2023	266,700
	55,000	4.90%, 06/01/2044	46,819
	310,000	5.00%, 09/15/2022	303,800
	3,500,000	Devon Energy Corp. 3.25%, 05/15/2022	3,514,140
	390,000	Devon Financing Corp. LLC 7.88%, 09/30/2031	496,506

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Oil & Gas - 2.7% - (continued)
$	45,000	Diamondback Energy, Inc. 4.75%, 11/01/2024(2)	$45,000
	1,000,000	EnCana Corp. 3.90%, 11/15/2021	1,011,800
	955,000	EOG Resources, Inc. 4.15%, 01/15/2026	1,037,373
		Hess Corp.
	1,435,000	4.30%, 04/01/2027	1,428,567
	1,155,000	5.60%, 02/15/2041	1,142,553
	1,245,000	5.80%, 04/01/2047	1,283,363
	936,000	6.00%, 01/15/2040	972,325
	1,945,000	Kerr-McGee Corp. 6.95%, 07/01/2024	2,332,086
		Marathon Oil Corp.
	675,000	2.70%, 06/01/2020	665,631
	1,585,000	2.80%, 11/01/2022	1,506,026
	380,000	3.85%, 06/01/2025	366,920
	105,000	5.20%, 06/01/2045	98,476
	75,000	6.60%, 10/01/2037	80,530
	65,000	6.80%, 03/15/2032	70,655
		Petroleos Mexicanos
	210,000	4.63%, 09/21/2023(2)	209,433
	1,440,000	5.50%, 02/04/2019(2)	1,524,240
	296,000	5.50%, 06/27/2044	254,974
	690,000	6.38%, 02/04/2021(2)	754,860
	2,090,000	6.63%, 06/15/2035	2,103,585
	769,000	6.75%, 09/21/2047(2)	762,271
		Pioneer Natural Resources Co.
	400,000	3.45%, 01/15/2021	416,720
	450,000	3.95%, 07/15/2022	480,341
	2,040,000	4.45%, 01/15/2026	2,234,804
	290,000	6.65%, 03/15/2017	295,611
		QEP Resources, Inc.
	20,000	5.38%, 10/01/2022	19,800
	25,000	6.80%, 03/01/2020	25,781
		Shell International Finance B.V.
	930,000	2.50%, 09/12/2026	904,110
	1,920,000	3.25%, 05/11/2025	1,982,611
	1,800,000	4.38%, 05/11/2045	1,876,426
	170,000	SM Energy Co. 6.13%, 11/15/2022	170,850
		Statoil ASA
	300,000	3.70%, 03/01/2024	325,164
	1,855,000	3.95%, 05/15/2043	1,865,855
	105,000	Tesoro Corp. 5.13%, 04/01/2024	108,150
		Valero Energy Corp.
	2,455,000	3.40%, 09/15/2026	2,402,787
	315,000	4.90%, 03/15/2045	308,598
	95,000	WPX Energy, Inc. 5.25%, 09/15/2024	90,250

			55,515,908

		Packaging & Containers - 0.1%
	215,000	Crown Americas LLC / Crown Americas Capital Corp. 4.25%, 09/30/2026(2)	210,969
		Graphic Packaging International, Inc.
	5,000	4.13%, 08/15/2024	4,975
	690,000	4.88%, 11/15/2022	722,775
	300,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(2)	319,687

The accompanying notes are an integral part of these financial statements.

195

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Packaging & Containers - 0.1% - (continued)
$	770,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023(2)	$790,451

			2,048,857

		Pharmaceuticals - 1.3%
	975,000	AbbVie, Inc. 3.20%, 05/14/2026	958,800
		Actavis Funding SCS
	4,860,000	2.35%, 03/12/2018	4,907,677
	5,225,000	3.00%, 03/12/2020	5,379,655
	256,000	Baxalta, Inc. 3.60%, 06/23/2022	266,626
	855,000	Cardinal Health, Inc. 1.95%, 06/15/2018	861,749
	2,240,000	EMD Finance LLC 2.95%, 03/19/2022(2)	2,295,633
		Mylan N.V.
	1,020,000	3.00%, 12/15/2018(2)	1,041,728
	1,180,000	3.15%, 06/15/2021(2)	1,198,952
	1,170,000	3.75%, 12/15/2020(2)	1,221,714
	740,000	Perrigo Finance Unlimited Co. 3.50%, 03/15/2021	764,647
	195,000	Quintiles IMS, Inc. 4.88%, 05/15/2023(2)	201,094
	1,920,000	Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/2021	1,905,108
		Teva Pharmaceutical Finance Netherlands III B.V.
	3,435,000	1.70%, 07/19/2019	3,408,351
	2,785,000	2.20%, 07/21/2021	2,751,382

			27,163,116

		Pipelines - 1.5%
		DCP Midstream LLC
	60,000	5.35%, 03/15/2020(2)	61,800
	70,000	9.75%, 03/15/2019(2)	78,750
		DCP Midstream Operating L.P.
	195,000	2.70%, 04/01/2019	190,612
	100,000	3.88%, 03/15/2023	97,250
	200,000	4.95%, 04/01/2022	205,000
	100,000	5.60%, 04/01/2044	93,750
	2,133,000	Energy Transfer Equity L.P. 7.50%, 10/15/2020	2,324,970
		Energy Transfer Partners L.P.
	590,000	4.05%, 03/15/2025	582,774
	3,020,000	5.95%, 10/01/2043	3,108,051
	925,000	Enterprise Products Operating LLC 3.95%, 02/15/2027	961,101
		Kinder Morgan Energy Partners L.P.
	520,000	5.30%, 09/15/2020	567,836
	180,000	6.50%, 04/01/2020	201,935
	360,000	6.85%, 02/15/2020	405,729
	2,410,000	Kinder Morgan, Inc. 5.05%, 02/15/2046	2,334,569
	555,000	Magellan Midstream Partners L.P. 5.00%, 03/01/2026	629,495
		MPLX L.P.
	475,000	4.88%, 12/01/2024	496,780
	240,000	4.88%, 06/01/2025	250,356

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Pipelines - 1.5% - (continued)
$	465,000	Phillips 66 Partners L.P. 3.55%, 10/01/2026	$463,290
		Plains All American Pipeline L.P. / PAA Finance Corp.
	1,845,000	2.85%, 01/31/2023	1,778,248
	1,830,000	3.65%, 06/01/2022	1,885,217
	1,550,000	Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.88%, 03/01/2022	1,735,952
		Sunoco Logistics Partners Operations L.P.
	105,000	3.90%, 07/15/2026	106,372
	1,080,000	4.25%, 04/01/2024	1,129,806
		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp.
	515,000	5.50%, 10/15/2019	549,762
	480,000	6.25%, 10/15/2022	508,800
	30,000	6.38%, 05/01/2024	32,325
	1,675,000	Texas Eastern Transmission L.P. 2.80%, 10/15/2022(2)	1,668,089
		Williams Cos., Inc.
	150,000	3.70%, 01/15/2023	145,125
	75,000	4.55%, 06/24/2024	76,313
	150,000	5.75%, 06/24/2044	153,281
	100,000	7.88%, 09/01/2021	116,000
		Williams Partners L.P.
	3,265,000	3.60%, 03/15/2022	3,323,215
	860,000	4.00%, 11/15/2021	900,991
	1,255,000	4.30%, 03/04/2024	1,288,559
	1,105,000	5.25%, 03/15/2020	1,195,158

			29,647,261

		Real Estate - 0.1%
	2,230,000	ProLogis L.P. 3.35%, 02/01/2021	2,343,442

		Real Estate Investment Trusts - 0.7%
		American Tower Corp.
	2,160,000	3.40%, 02/15/2019	2,238,605
	550,000	3.45%, 09/15/2021	574,396
	490,000	4.50%, 01/15/2018	506,566
	3,170,000	Brandywine Operating Partnership L.P. 3.95%, 02/15/2023	3,239,832
	360,000	Corrections Corp. of America 4.13%, 04/01/2020	336,600
		Crown Castle International Corp.
	240,000	3.40%, 02/15/2021	249,392
	940,000	3.70%, 06/15/2026	962,791
		Equinix, Inc.
	560,000	4.88%, 04/01/2020	579,600
	95,000	5.38%, 04/01/2023	99,156
	1,605,000	HCP, Inc. 4.25%, 11/15/2023	1,688,617
		Kimco Realty Corp.
	2,115,000	3.13%, 06/01/2023	2,151,623
	1,085,000	3.40%, 11/01/2022	1,134,472
	1,110,000	Ventas Realty L.P. / Ventas Capital Corp. 3.25%, 08/15/2022	1,148,969

			14,910,619

The accompanying notes are an integral part of these financial statements.

196

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Retail - 0.8%
$	540,000	AutoZone, Inc. 1.63%, 04/21/2019	$540,190
		CVS Health Corp.
	535,000	2.13%, 06/01/2021	535,047
	3,010,000	2.80%, 07/20/2020	3,101,471
	1,421,000	3.88%, 07/20/2025	1,516,358
	2,535,000	5.13%, 07/20/2045	2,957,308
		Group 1 Automotive, Inc.
	666,000	5.00%, 06/01/2022	664,335
	35,000	5.25%, 12/15/2023(2)	34,825
		Home Depot, Inc.
	1,460,000	3.50%, 09/15/2056	1,356,477
	260,000	4.20%, 04/01/2043	282,287
	415,000	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 5.25%, 06/01/2026(2)	432,637
		Lowe’s Cos., Inc.
	2,675,000	2.50%, 04/15/2026	2,643,751
	2,200,000	3.70%, 04/15/2046	2,168,958
	765,000	Walgreens Boots Alliance, Inc. 2.60%, 06/01/2021	774,387

			17,008,031

		Semiconductors - 0.2%
	910,000	Intel Corp. 4.10%, 05/19/2046	936,203
	1,605,000	Lam Research Corp. 2.80%, 06/15/2021	1,634,256
		NXP B.V. / NXP Funding LLC
	210,000	4.13%, 06/15/2020(2)	221,550
	250,000	4.63%, 06/15/2022(2)	272,500
	515,000	4.63%, 06/01/2023(2)	563,925
	220,000	5.75%, 03/15/2023(2)	234,300
	350,000	Sensata Technologies B.V. 5.00%, 10/01/2025(2)	358,750
	211,000	Sensata Technologies UK Financing Co. plc 6.25%, 02/15/2026(2)	228,407

			4,449,891

		Shipbuilding - 0.0%
	100,000	Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025(2)	105,188

		Software - 0.6%
		First Data Corp.
	125,000	5.00%, 01/15/2024(2)	126,875
	695,000	5.38%, 08/15/2023(2)	719,325
	112,000	6.75%, 11/01/2020(2)	115,920
		Microsoft Corp.
	2,605,000	1.55%, 08/08/2021	2,578,525
	1,010,000	2.40%, 08/08/2026	990,598
	1,540,000	3.70%, 08/08/2046	1,504,845
	1,570,000	3.95%, 08/08/2056	1,532,549
		MSCI, Inc.
	360,000	5.25%, 11/15/2024(2)	378,000
	180,000	5.75%, 08/15/2025(2)	191,367
		Open Text Corp.
	170,000	5.63%, 01/15/2023(2)	176,055
	40,000	5.88%, 06/01/2026(2)	42,600
	3,395,000	Oracle Corp. 1.90%, 09/15/2021	3,381,682

			11,738,341

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 34.5% - (continued)
		Telecommunications - 2.0%
$	340,000	Altice Financing S.A. 6.63%, 02/15/2023(2)	$350,200
		AT&T, Inc.
	2,710,000	3.60%, 02/17/2023	2,790,127
	1,545,000	3.80%, 03/15/2022	1,626,337
	835,000	4.50%, 05/15/2035	828,895
	3,685,000	4.75%, 05/15/2046	3,606,053
	155,000	5.80%, 02/15/2019	168,375
		Cisco Systems, Inc.
	3,230,000	1.40%, 09/20/2019	3,231,638
	1,860,000	2.20%, 02/28/2021	1,891,746
	350,000	CommScope, Inc. 4.38%, 06/15/2020(2)	359,187
	210,000	Frontier Communications Corp. 10.50%, 09/15/2022	218,400
	4,500,000	GTP Acquisition Partners I LLC 3.48%, 06/15/2050(2)	4,690,125
	650,000	Nokia Oyj 6.63%, 05/15/2039	702,000
		Sprint Communications, Inc.
	1,645,000	7.00%, 03/01/2020(2)	1,788,937
	862,000	9.00%, 11/15/2018(2)	948,200
	5,050,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, 03/20/2023(2)	5,089,844
	700,000	T-Mobile USA, Inc. 6.46%, 04/28/2019	711,375
		Telecom Italia Capital S.A.
	185,000	6.00%, 09/30/2034	184,075
	60,000	6.38%, 11/15/2033	61,470
	215,000	7.72%, 06/04/2038	237,038
		Verizon Communications, Inc.
	4,236,000	4.27%, 01/15/2036	4,253,338
	465,000	4.40%, 11/01/2034	471,145
	3,109,000	4.52%, 09/15/2048	3,091,686
	3,489,000	4.67%, 03/15/2055	3,401,287
	870,000	Wind Acquisition Finance S.A. 4.75%, 07/15/2020(2)	874,350

			41,575,828

		Transportation - 0.6%
	725,000	Canadian Pacific Railway Co. 9.45%, 08/01/2021	938,727
		FedEx Corp.
	605,000	3.25%, 04/01/2026	628,133
	1,205,000	4.55%, 04/01/2046	1,290,777
	1,535,000	Norfolk Southern Corp. 2.90%, 06/15/2026	1,548,421
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	565,000	2.50%, 06/15/2019(2)	572,639
	3,700,000	2.88%, 07/17/2018(2)	3,767,159
	645,000	3.30%, 04/01/2021(2)	668,123
	270,000	3.38%, 02/01/2022(2)	279,069
	915,000	4.88%, 07/11/2022(2)	1,012,864
	1,095,000	Ryder System, Inc. 2.55%, 06/01/2019	1,115,117

			11,821,029

		Total Corporate Bonds (cost $683,493,751)	$701,283,609

The accompanying notes are an integral part of these financial statements.

197

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.9%
		Argentina - 0.1%
EUR	2,925,000	Argentine Republic Government International Bond 2.26%, 12/31/2038(5)	$2,029,301

		Brazil - 0.7%
		Brazil Notas do Tesouro Nacional
BRL	36,009,335	6.00%, 05/15/2017(9)	11,245,359
	12,604,885	6.00%, 08/15/2022(9)	3,948,186

			15,193,545

		Colombia - 0.1%
COP	8,633,640,800	Colombian TES 4.25%, 05/17/2017(9)	2,900,249

		Indonesia - 0.4%
		Indonesia Treasury Bond
IDR	43,418,000,000	8.25%, 07/15/2021	3,487,283
	44,896,000,000	8.38%, 03/15/2024	3,654,165

			7,141,448

		Japan - 1.0%
JPY	2,070,000,000	Japan Treasury Discount Bill 0.32%, 01/11/2017	19,747,547

		Mexico - 0.1%
$	2,632,000	Mexico Government International Bond 5.75%, 10/12/2110	2,691,220

		Qatar - 0.1%
	1,080,000	Qatar Government International Bond 4.63%, 06/02/2046(2)	1,136,959

		Romania - 0.6%
		Romania Treasury Bills
RON	6,075,000	0.55%, 08/28/2017	1,472,990
	10,065,000	0.57%, 08/28/2017	2,440,435
	32,545,000	0.58%, 06/26/2017	7,899,287

			11,812,712

		Saudi Arabia - 0.4%
		Saudi Government International Bond
$	1,825,000	2.38%, 10/26/2021(2)	1,820,438
	5,690,000	4.50%, 10/26/2046(2)	5,597,537

			7,417,975

		South Africa - 0.2%
	4,290,000	South Africa Government International Bond 4.30%, 10/12/2028	4,160,013

		Thailand - 0.2%
THB	172,635,000	Bank of Thailand 1.49%, 02/23/2018	4,926,867

		Total Foreign Government Obligations (cost $78,759,613)	$79,157,836

MUNICIPAL BONDS - 1.1%
		Development - 0.1%
		State of California
$	1,300,000	7.50%, 04/01/2034	$1,916,603
	485,000	7.60%, 11/01/2040	762,037
	80,000	7.63%, 03/01/2040	123,237

			2,801,877

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 1.1% - (continued)
		General - 0.4%
$	2,705,000	Chicago Transit Authority 6.90%, 12/01/2040	$3,489,975
		Puerto Rico Commonwealth Government Employees Retirement System
	5,400,000	6.15%, 07/01/2038	1,971,000
	1,225,000	6.20%, 07/01/2039	447,125
	3,350,000	6.30%, 07/01/2043	1,222,750
	975,000	6.55%, 07/01/2058	355,875

			7,486,725

		General Obligation - 0.4%
	4,435,000	California State, GO Taxable 7.55%, 04/01/2039	6,870,524
	765,000	Illinois State, GO 5.10%, 06/01/2033	731,233

			7,601,757

		Higher Education - 0.1%
	2,365,000	University of California 4.60%, 05/15/2031	2,707,641

		Utility - Electric - 0.1%
	1,285,000	Municipal Electric Auth Georgia 6.64%, 04/01/2057	1,683,684

		Total Municipal Bonds (cost $21,652,199)	$22,281,684

SENIOR FLOATING RATE INTERESTS - 5.6%(10)
		Advertising - 0.0%
	475,336	Acosta Holdco, Inc. 4.25%, 09/26/2021	$456,798

		Aerospace/Defense - 0.2%
	956,945	BE Aerospace, Inc. 3.82%, 12/16/2021	962,333
		TransDigm, Inc.
	1,478,582	3.75%, 05/14/2022	1,472,609
	1,378,788	3.75%, 06/09/2023	1,372,762

			3,807,704

		Agriculture - 0.0%
	285,096	Pinnacle Operating Corp. 4.75%, 11/15/2018	239,480

		Airlines - 0.0%
	425,000	American Airlines, Inc. 3.50%, 04/28/2023	424,941
	437,938	Delta Air Lines, Inc. 3.25%, 10/18/2018	440,127

			865,068

		Auto Manufacturers - 0.1%
		Chrysler Group LLC
	627,451	3.25%, 12/31/2018	627,714
	793,532	3.50%, 05/24/2017	794,032
	609,853	Jaguar Holding Co. 4.25%, 08/18/2022	608,871

			2,030,617

		Chemicals - 0.2%
	914,955	Chemours Co. 3.75%, 05/12/2022	903,061

The accompanying notes are an integral part of these financial statements.

198

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(10) - (continued)
		Chemicals - 0.2% - (continued)
$	250,808	Huntsman International LLC 3.59%, 04/19/2019	$251,906
		Ineos U.S. Finance LLC
	1,570,677	3.75%, 05/04/2018	1,573,080
	428,472	4.25%, 03/31/2022	430,670
	458,850	Nexeo Solutions LLC 5.25%, 06/09/2023	461,718
	681,782	Univar, Inc. 4.25%, 07/01/2022	682,634

			4,303,069

		Coal - 0.0%
	313,351	Arch Coal, Inc. 10.00%, 06/15/2021	319,878
	325,000	Ascent Resources - Marcellus LLC 5.25%, 08/04/2020	183,017

			502,895

		Commercial Services - 0.1%
	173,875	Global Payments, Inc. 4.03%, 04/22/2023	174,962
	199,000	KAR Auction Services, Inc. 4.38%, 03/09/2023	201,052
	411,046	Moneygram International, Inc. 4.25%, 03/27/2020	398,715
	370,230	ON Assignment, Inc. 3.50%, 06/03/2022	371,967
	518,700	Russell Investment Group 6.75%, 06/01/2023	521,293
	1,107,721	ServiceMaster Co. 4.25%, 07/01/2021	1,108,419

			2,776,408

		Construction Materials - 0.1%
	1,729,938	American Builders & Contractors Supply Co. 3.50%, 10/31/2023	1,736,425

		Diversified Financial Services - 0.0%
	265,000	RP Crown Parent LLC 4.50%, 10/12/2023	264,812
	400,000	Telenet International Finance S.a.r.l. 4.36%, 06/30/2024	400,084

			664,896

		Electric - 0.3%
	996,754	Calpine Construction Finance Co., L.P. 3.34%, 01/31/2022	991,152
	2,398,988	Calpine Corp. 3.84%, 05/31/2023	2,413,382
	330,000	Chief Exploration & Development LLC 7.75%, 05/16/2021	315,358
	280,000	Energy Future Intermediate Holding Co. LLC 4.25%, 06/30/2017	281,577
	997,500	NRG Energy, Inc. 3.50%, 06/30/2023	998,747
	1,000,848	Seadrill Partners Finco LLC 4.00%, 02/21/2021	556,101
	615,000	Texas Competitive Electric Holdings Co. LLC 5.00%, 10/17/2017	620,291

			6,176,608

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(10) - (continued)
		Entertainment - 0.1%
$	917,290	Aristocrat Technologies, Inc. 3.63%, 10/20/2021	$920,537
	311,063	Eldorado Resorts LLC 4.25%, 07/23/2022	312,229
	479,971	Hilton Worldwide Finance LLC 3.03%, 10/25/2023	482,207
	265,275	Scientific Games International, Inc. 6.00%, 10/01/2021	266,270

			1,981,243

		Food - 0.2%
		Albertsons LLC
	849,324	4.50%, 08/25/2021	855,337
	358,202	4.75%, 12/21/2022	361,745
	1,092,000	Aramark Services, Inc. 3.34%, 02/24/2021	1,097,460
	268,846	B&G Foods, Inc. 3.84%, 11/02/2022	271,085
	504,900	Hostess Brands LLC 4.50%, 08/03/2022	508,212
	1,096,713	JBS USA LLC 4.00%, 10/30/2022	1,094,245

			4,188,084

		Food Service - 0.0%
	283,475	Hearthside Group Holdings LLC 4.50%, 06/02/2021	284,184

		Healthcare-Products - 0.1%
	572,103	Alere, Inc. 4.25%, 06/18/2022	569,638
	225,000	Revlon Consumer Products Corp. 4.25%, 09/07/2023	225,398
	287,100	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	285,664

			1,080,700

		Healthcare-Services - 0.5%
	431,738	Acadia Healthcare Company, Inc. 3.75%, 02/16/2023	432,998
	997,408	American Renal Holdings, Inc. 4.75%, 09/20/2019	984,941
	439,875	Amsurg Corp. 3.50%, 07/16/2021	439,659
	186,200	CDRH Parent, Inc. 5.25%, 07/01/2021	146,167
		Community Health Systems, Inc.
	209,455	3.75%, 12/31/2019	197,870
	587,828	4.00%, 01/27/2021	554,469
	1,141,706	4.08%, 12/31/2018	1,113,163
	855,313	DaVita HealthCare Partners, Inc. 3.50%, 06/24/2021	854,508
	565,725	Envision Healthcare Corp. 4.50%, 10/28/2022	567,496
	449,777	IMS Health, Inc. 3.50%, 03/17/2021	452,026
	710,000	inVentiv Health, Inc. 0.00%, 09/28/2023(11)	709,617
	1,167,262	MPH Acquisition Holdings LLC 5.00%, 06/07/2023	1,179,297
	561,355	Opal Acquisition, Inc. 5.00%, 11/27/2020	515,981

The accompanying notes are an integral part of these financial statements.

199

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(10) - (continued)
		Healthcare-Services - 0.5% - (continued)
$	278,351	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	$271,623
	255,451	Surgery Center Holdings, Inc. 4.75%, 11/03/2020	256,089
	927,988	U.S. Renal Care, Inc. 5.25%, 12/31/2022	887,676

			9,563,580

		Household Products/Wares - 0.0%
	335,000	Galleria Co. 3.75%, 01/26/2023	336,990

		Insurance - 0.4%
		Asurion LLC
	365,000	0.00%, 10/27/2023(11)	365,000
	425,881	5.00%, 05/24/2019	425,957
	1,402,951	5.00%, 08/04/2022	1,409,096
	1,430,000	8.50%, 03/03/2021	1,440,124
	923,963	Evertec Group LLC 3.25%, 04/17/2020	914,723
	195,363	National Financial Partners Corp. 4.50%, 07/01/2020	195,699
		Sedgwick Claims Management Services, Inc.
	1,705,028	3.75%, 03/01/2021	1,691,712
	580,000	6.75%, 02/28/2022	574,925
	1,020,376	USI, Inc. 4.25%, 12/27/2019	1,020,162

			8,037,398

		Internet - 0.1%
	311,754	Lands’ End, Inc. 4.25%, 04/04/2021	237,971
	1,127,179	Zayo Group LLC 3.75%, 05/06/2021	1,132,431

			1,370,402

		Leisure Time - 0.2%
		Delta 2 (LUX) S.a.r.l.
	2,125,000	4.75%, 07/30/2021	2,127,954
	1,005,000	7.75%, 07/31/2022	1,011,703

			3,139,657

		Lodging - 0.2%
	735,000	Boyd Gaming Corp. 3.53%, 09/15/2023	740,101
	1,978,834	Caesars Entertainment Operating Co. 0.00%, 03/01/2017(11)(12)	2,192,805
	327,463	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	326,916
	518,859	La Quinta Intermediate Holdings LLC 3.75%, 04/14/2021	517,401
	374,063	Station Casinos LLC 3.75%, 06/08/2023	375,667

			4,152,890

		Machinery-Construction & Mining - 0.2%
	1,081,061	American Rock Salt Holdings LLC 4.75%, 05/20/2021	1,045,115
	1,630,871	Headwaters, Inc. 4.00%, 03/24/2022	1,638,520
	463,295	Neff Rental LLC 7.25%, 06/09/2021	450,170

			3,133,805

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(10) - (continued)
		Machinery-Diversified - 0.0%
$	927,179	Gates Global, Inc. 4.25%, 07/06/2021	$913,364

		Media - 0.5%
	588,788	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	582,653
	767,788	AVSC Holding Corp. 4.50%, 01/24/2021	768,272
	435,000	Camelot UK Holdco Ltd. 4.75%, 10/03/2023	435,361
	250,000	CBS Radio, Inc. 4.50%, 10/17/2023	251,250
		Charter Communications Operating LLC
	1,335,150	3.00%, 07/01/2020	1,337,326
	478,913	3.00%, 01/04/2021	479,511
	562,175	3.50%, 01/24/2023	565,374
	493,421	CSC Holdings LLC 3.88%, 10/11/2024	494,965
	522,804	MGOC, Inc. 4.00%, 07/31/2020	522,694
	45,000	Mission Broadcasting, Inc. 0.00%, 09/26/2023(11)	45,169
	500,000	Nexstar Broadcasting, Inc. 0.00%, 09/21/2023(11)	501,875
		Numericable U.S. LLC
	546,000	0.00%, 01/13/2025(11)	543,423
	203,975	5.14%, 01/15/2024	205,658
	1,165,463	Tribune Media Co. 3.75%, 12/27/2020	1,170,999
	1,595,000	UPC Financing Partnership 4.08%, 08/31/2024	1,602,305
	989,782	Virgin Media Investment Holdings Ltd. 3.50%, 06/30/2023	993,622

			10,500,457

		Metal Fabricate/Hardware - 0.0%
	808,309	Rexnord LLC 4.00%, 08/21/2020	810,128

		Mining - 0.0%
	194,277	Ardagh Holdings USA, Inc. 4.00%, 12/17/2021	196,037
	390,666	FMG Resources August 2006 Pty Ltd. 3.75%, 06/30/2019	390,299
	239,045	Minerals Technologies, Inc. 3.75%, 05/09/2021	240,989

			827,325

		Oil & Gas - 0.1%
	485,000	California Resources Corp. 11.38%, 12/31/2021	520,769
	380,000	Chesapeake Energy Corp. 8.50%, 08/23/2021	405,889
	254,150	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	180,175
	646,774	Fieldwood Energy LLC 3.88%, 10/01/2018	595,841

			1,702,674

		Packaging & Containers - 0.3%
	449,941	Berry Plastics Group, Inc. 3.75%, 10/01/2022	451,322

The accompanying notes are an integral part of these financial statements.

200

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(10) - (continued)
		Packaging & Containers - 0.3% - (continued)
$	1,495,750	Berry Plastics Holding Corp. 3.50%, 02/08/2020	$1,497,395
	278,241	Mauser U.S. Corp. LLC 4.50%, 07/31/2021	278,069
	296,250	Owens-Illinois, Inc. 3.50%, 09/01/2022	296,250
	2,818,558	Reynolds Group Holdings, Inc. 4.25%, 02/05/2023	2,824,843
	422,222	Signode Industrial Group U.S., Inc. 3.75%, 05/01/2021	421,167

			5,769,046

		Pharmaceuticals - 0.1%
	1,449,734	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	1,447,386
	215,000	Genoa, a QoL Healthcare Company LLC 0.00%, 10/25/2023(11)	215,000
	555,024	Valeant Pharmaceuticals International, Inc. 5.50%, 04/01/2022	552,942
	307,949	Vizient, Inc. 5.00%, 02/13/2023	311,124

			2,526,452

		Pipelines - 0.1%
	650,588	Energy Transfer Equity L.P. 4.04%, 12/02/2019	650,705
	357,050	Philadelphia Energy Solutions LLC 6.25%, 04/04/2018	308,402

			959,107

		Real Estate - 0.1%
		DTZ U.S. Borrower LLC
	814,688	4.25%, 11/04/2021	812,309
	235,000	9.25%, 11/04/2022	235,195

			1,047,504

		REITS - 0.0%
	925,350	MGM Growth Properties Operating Partnership L.P. 4.00%, 04/25/2023	927,090

		Retail - 0.3%
	311,011	B.C. Unlimited LLC 3.75%, 12/10/2021	312,307
	394,000	Bass Pro Group LLC 4.00%, 06/05/2020	393,673
	164,175	Coty, Inc. 3.04%, 10/27/2022	164,175
	927,675	Harbor Freight Tools USA, Inc. 4.14%, 08/19/2023	933,761
	1,320,447	Michaels Stores, Inc. 3.75%, 01/27/2023	1,330,113
	670,356	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	615,890
	617,842	Party City Holdings, Inc. 4.20%, 08/19/2022	619,474
	522,521	PetSmart, Inc. 4.00%, 03/11/2022	523,545
	115,000	Rite Aid Corp. 5.75%, 08/21/2020	115,323

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(10) - (continued)
		Retail - 0.3% - (continued)
$	448,350	US Foods, Inc. 4.00%, 06/27/2023	$450,991
	374,063	Yum! Brands, Inc. 3.29%, 06/16/2023	377,803

			5,837,055

		Semiconductors - 0.2%
	718,576	Avago Technologies Cayman Ltd. 3.54%, 02/01/2023	725,661
	563,228	Lattice Semiconductor Corp. 5.51%, 03/10/2021	557,596
		NXP B.V.
	693,162	3.34%, 01/11/2020	695,588
	370,574	3.41%, 12/07/2020	371,708
	680,000	ON Semiconductor Corp. 3.78%, 03/31/2023	683,740

			3,034,293

		Software - 0.7%
	1,489,913	CDW LLC 3.00%, 08/04/2023	1,496,036
	700,000	Dell, Inc. 4.00%, 09/07/2023	704,781
	158,000	Epicor Software Corp. 4.75%, 06/01/2022	156,074
		First Data Corp.
	3,442,873	3.52%, 03/24/2021	3,456,644
	1,010,000	4.27%, 07/08/2022	1,016,949
	556,262	Hyland Software, Inc. 4.75%, 07/01/2022	558,487
	984,381	Infor U.S., Inc. 3.75%, 06/03/2020	981,221
		Kronos, Inc.
	1,198,313	4.50%, 10/30/2019	1,202,806
	314,334	9.75%, 04/30/2020	317,968
		Magic Newco LLC
EUR	175,000	0.00%, 10/03/2023(11)	193,968
$	185,000	0.00%, 10/03/2023(11)	186,387
	678,116	SS&C Technologies, Inc. 4.00%, 07/08/2022	682,992
	719,341	Verint Systems, Inc. 3.51%, 09/06/2019	723,837
	1,780,538	WEX, Inc. 4.25%, 07/01/2023	1,799,465

			13,477,615

		Telecommunications - 0.2%
	237,600	CommScope, Inc. 3.25%, 12/29/2022	238,591
	1,690,000	Level 3 Financing, Inc. 3.50%, 05/31/2022	1,696,338
	315,918	LTS Buyer LLC 4.09%, 04/13/2020	316,234
		Ziggo Financing Partnership
	765,617	3.50%, 01/15/2022	764,981
	88,524	3.70%, 01/15/2022	88,451

			3,104,595

		Transportation - 0.0%
		Kenan Advantage Group, Inc.
	18,433	1.50%, 01/31/2017(13)	18,341
	402,621	4.00%, 07/31/2022	400,609

			418,950

The accompanying notes are an integral part of these financial statements.

201

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(10) - (continued)
		Trucking & Leasing - 0.0%
$	498,098	Consolidated Container Co. LLC 5.00%, 07/03/2019	$494,776

		Total Senior Floating Rate Interests (cost $113,371,045)	$113,179,332

U.S. GOVERNMENT AGENCIES - 49.7%
		FHLMC - 11.9%
	171,435	0.00%, 11/15/2036(14)(15)	$158,160
	27,443,909	0.31%, 10/25/2020(3)(6)	193,738
	12,898,090	1.96%, 08/25/2018(3)(6)	357,732
	1,922,641	3.00%, 08/01/2029	2,025,235
	9,340,000	3.00%, 11/01/2031(4)(16)	9,774,164
	861,909	3.00%, 03/15/2033(6)	102,740
	42,525,000	3.00%, 12/01/2046(4)(16)	43,691,036
	1,010,000	3.18%, 03/25/2028(3)	1,027,497
	4,298,000	3.38%, 04/25/2028(3)	4,398,528
	4,400,000	3.50%, 11/01/2031(4)(16)	4,644,578
	3,802,590	3.50%, 08/01/2034	4,024,498
	4,833,658	3.50%, 03/15/2041(6)	582,159
	53,400,000	3.50%, 11/01/2046(4)(16)	56,042,884
	3,970,940	4.00%, 08/01/2025	4,238,810
	4,292,305	4.00%, 07/15/2027(6)	443,227
	3,075,966	4.00%, 03/15/2028(6)	329,817
	3,555,050	4.00%, 05/01/2042	3,815,554
	932,090	4.00%, 08/01/2042	1,006,219
	1,439,268	4.00%, 09/01/2042	1,553,734
	378,070	4.00%, 07/01/2044	404,311
	2,533,073	4.00%, 01/01/2046	2,711,511
	1,422,467	4.00%, 02/01/2046	1,522,564
	45,750,000	4.00%, 11/01/2046(4)(16)	48,936,414
	972,972	4.50%, 03/15/2041	1,154,738
	6,923,058	4.50%, 05/01/2042	7,583,152
	1,155,663	4.50%, 09/01/2044	1,262,685
	17,925,000	4.50%, 11/01/2046(4)(16)	19,587,963
	3,140,492	4.75%, 07/15/2039	3,437,566
	5,825,000	5.00%, 11/01/2046(4)(16)	6,443,565
	15,921	5.50%, 11/01/2037	18,036
	1,584	5.50%, 02/01/2038	1,810
	72,971	5.50%, 04/01/2038	82,734
	65,959	5.50%, 06/01/2038	74,721
	3,913,339	5.50%, 08/01/2038	4,433,533
	192,656	5.50%, 05/01/2040	218,552
	803,949	5.50%, 08/01/2040	910,561
	729,558	5.50%, 06/01/2041	829,549
	328,966	6.00%, 01/01/2023	358,626
	79,780	6.00%, 11/01/2032	92,463
	164,680	6.00%, 11/01/2033	190,479
	132,380	6.00%, 02/01/2034	153,103
	210,769	6.00%, 07/01/2034	243,487
	69,704	6.00%, 08/01/2034	80,525
	96,375	6.00%, 09/01/2034	111,333
	37,580	6.00%, 01/01/2035	43,083
	58,128	6.00%, 03/01/2035	67,114
	48,793	6.00%, 05/01/2038	55,778
	388,110	6.00%, 06/01/2038	443,664
	933,698	6.00%, 05/15/2039	1,057,895
	1,026,626	6.50%, 07/15/2036	1,166,265

			242,088,090

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 49.7% - (continued)
		FNMA - 30.5%
$	153,458	0.00%, 03/25/2036(14)(15)	$138,381
	1,320,522	0.00%, 06/25/2036(14)(15)	1,189,297
	4,793,685	1.88%, 04/25/2055(3)(6)	302,052
	5,379,009	1.89%, 05/25/2046(3)(6)	314,154
	4,905,507	1.95%, 08/25/2044(3)(6)	403,109
	2,964,951	2.04%, 06/25/2055(3)(6)	206,370
	999,317	2.50%, 06/25/2028(6)	85,710
	139,300,000	2.50%, 11/01/2031(4)(16)	143,337,527
	526,455	2.50%, 01/01/2043	527,900
	2,880,360	2.50%, 02/01/2043	2,888,266
	2,164,011	2.50%, 03/01/2043	2,169,943
	1,330,771	2.50%, 04/01/2043	1,334,424
	520,342	2.50%, 06/01/2043	521,039
	883,105	2.50%, 08/01/2043	884,345
	2,100,000	2.50%, 12/01/2046(4)(16)	2,092,412
	4,225,000	2.65%, 06/01/2025	4,338,272
	5,600,000	2.69%, 04/01/2025	5,767,216
	2,148,847	2.78%, 02/01/2027	2,218,129
	2,196,038	2.82%, 07/01/2025	2,282,499
	1,850,000	2.84%, 12/01/2025	1,919,552
	929,524	3.00%, 09/25/2027(6)	94,053
	6,287,669	3.00%, 01/25/2028(6)	586,621
	2,850,061	3.00%, 04/25/2028(6)	298,185
	1,337,964	3.00%, 01/01/2030	1,400,756
	90,037	3.00%, 11/01/2030	94,269
	56,044,000	3.00%, 11/01/2031(4)(16)	58,649,172
	82,125,000	3.00%, 11/01/2046(4)(16)	84,550,250
	82,000,000	3.00%, 12/01/2046(4)(16)	84,258,198
	285,000	3.16%, 12/01/2026	302,751
	1,465,000	3.21%, 05/01/2023	1,566,811
	261,869	3.24%, 12/01/2026	279,767
	678,698	3.30%, 12/01/2026	727,038
	253,127	3.34%, 04/01/2024	272,971
	564,352	3.41%, 11/01/2024	610,808
	1,910,861	3.42%, 04/01/2024	2,068,636
	97,372	3.45%, 01/01/2024	105,480
	642,846	3.47%, 01/01/2024	697,171
	1,823,053	3.50%, 10/25/2027(6)	208,818
	1,535,300	3.50%, 05/25/2030(6)	180,157
	2,524,867	3.50%, 02/01/2045	2,650,073
	4,443,021	3.50%, 01/01/2046	4,665,082
	5,259,056	3.50%, 02/01/2046	5,522,032
	4,124,359	3.50%, 09/01/2046	4,330,941
	1,796,409	3.50%, 10/01/2046	1,886,384
	72,300,000	3.50%, 11/01/2046(4)(16)	75,903,707
	249,079	3.67%, 08/01/2023	272,316
	70,000	3.70%, 10/01/2023	76,928
	95,000	3.76%, 03/01/2024	104,744
	350,000	3.77%, 12/01/2025	387,922
	140,000	3.86%, 12/01/2025	155,856
	70,000	3.86%, 11/01/2023	77,836
	234,369	3.87%, 10/01/2025	260,457
	307,477	3.89%, 05/01/2030	340,226
	325,000	3.93%, 10/01/2023	359,327
	135,392	3.96%, 05/01/2034	150,763
	84,532	3.97%, 05/01/2029	94,969
	1,195,883	4.00%, 06/01/2025	1,278,980
	4,509,506	4.00%, 10/01/2040	4,832,463
	1,870,389	4.00%, 11/01/2040	2,007,786
	1,364,777	4.00%, 12/01/2040	1,465,188
	678,340	4.00%, 02/01/2041	728,771

The accompanying notes are an integral part of these financial statements.

202

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 49.7% - (continued)
		FNMA - 30.5% - (continued)
$	1,644,301	4.00%, 03/01/2041	$1,765,787
	721,722	4.00%, 03/25/2042(6)	106,012
	4,330,439	4.00%, 05/25/2042(6)	707,637
	571,616	4.00%, 08/01/2042	612,974
	1,548,261	4.00%, 09/01/2042	1,662,414
	416,837	4.00%, 11/25/2042(6)	60,492
	383,391	4.00%, 03/01/2045	410,405
	2,795,926	4.00%, 02/01/2046	2,995,124
	2,969,359	4.00%, 05/01/2046	3,181,055
	1,586,094	4.00%, 06/01/2046	1,699,155
	58,850,000	4.00%, 11/01/2046(4)(16)	63,015,474
	196,858	4.06%, 10/01/2028	223,942
	622,850	4.50%, 08/01/2024	663,628
	60,805	4.50%, 04/01/2025	65,529
	966,948	4.50%, 07/25/2027(6)	110,470
	1,333,762	4.50%, 09/01/2035	1,459,176
	330,751	4.50%, 08/01/2040	364,285
	3,992,340	4.50%, 10/01/2040	4,368,499
	1,800,347	4.50%, 10/01/2041	1,968,497
	1,543,209	4.50%, 09/01/2043	1,685,676
	300,000	4.50%, 11/01/2046(4)(16)	327,891
	8,735	5.00%, 04/01/2018	8,957
	23,468	5.00%, 05/01/2018	24,082
	156,608	5.00%, 06/01/2018	160,593
	13,250	5.00%, 07/01/2018	13,587
	47,153	5.00%, 12/01/2019	48,583
	238,533	5.00%, 01/01/2022	249,126
	494,434	5.00%, 04/25/2038	536,568
	573,941	5.46%, 05/25/2042(3)(6)	68,304
	768	5.50%, 01/01/2017	770
	7,659	5.50%, 11/01/2018	7,797
	63,029	5.50%, 08/01/2019	65,538
	63,132	5.50%, 09/01/2019	65,499
	85,741	5.50%, 10/01/2019	88,799
	13,510	5.50%, 05/01/2020	14,131
	664,699	5.50%, 06/01/2022	717,334
	247,199	5.50%, 06/01/2033	280,782
	973,420	5.50%, 07/01/2033	1,106,874
	84,916	5.50%, 08/01/2033	96,546
	3,301,932	5.50%, 11/01/2035	3,748,897
	879,896	5.50%, 04/01/2036	998,287
	709,726	5.50%, 04/25/2037	801,454
	1,553,305	5.50%, 11/01/2037	1,750,066
	1,825,521	5.50%, 06/25/2042(6)	422,658
	2,968	6.00%, 05/01/2017	2,970
	16,782	6.00%, 11/01/2031	19,210
	215,874	6.00%, 12/01/2032	252,906
	321,984	6.00%, 03/01/2033	374,319
	832,192	6.00%, 02/01/2037	953,266
	580,777	6.00%, 12/01/2037	665,868
	288,757	6.00%, 03/01/2038	331,396
	227,971	6.00%, 10/01/2038	260,951
	16,578	7.00%, 10/01/2037	17,590
	2,494	7.50%, 12/01/2029	2,642
	17,005	7.50%, 03/01/2030	20,960
	25,417	7.50%, 09/01/2031	27,307

			619,083,999

		GNMA - 7.3%
	256,631	3.00%, 11/15/2042	267,977
	259,313	3.00%, 06/15/2043	270,009

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 49.7% - (continued)
		GNMA - 7.3% - (continued)
$	216,233	3.00%, 07/15/2043	$225,152
	279,026	3.00%, 10/15/2044	290,535
	307,326	3.00%, 02/15/2045	320,002
	187,579	3.00%, 03/15/2045	195,316
	906,480	3.00%, 04/15/2045	943,869
	247,360	3.00%, 06/15/2045	257,563
	8,170,254	3.00%, 07/15/2045	8,507,247
	37,825,000	3.00%, 11/01/2046(4)(16)	39,403,014
	12,500,000	3.00%, 12/01/2046(4)(16)	12,995,850
	762,397	3.50%, 05/15/2042	813,814
	1,904,689	3.50%, 12/15/2042	2,037,623
	1,445,679	3.50%, 03/15/2043	1,546,368
	1,645,386	3.50%, 04/15/2043	1,753,530
	5,111,652	3.50%, 05/15/2043	5,450,844
	17,621,406	3.50%, 10/20/2046	18,718,490
	1,125,000	3.50%, 11/01/2046(4)(16)	1,191,445
	3,850,264	4.00%, 09/20/2040	4,164,012
	492,778	4.00%, 10/20/2040	527,956
	956,182	4.00%, 12/20/2040	1,048,146
	454,306	4.00%, 05/16/2042(6)	76,846
	311,516	4.00%, 01/20/2044(6)	57,235
	12,645,000	4.00%, 11/01/2046(4)(16)	13,544,474
	73,555	4.50%, 07/15/2033	81,522
	164,046	4.50%, 05/15/2040	182,473
	682,411	4.50%, 06/15/2041	757,502
	2,614,351	4.50%, 06/20/2044	2,823,469
	2,288,477	4.50%, 10/20/2044	2,471,747
	2,433,216	4.50%, 01/20/2046	2,625,292
	2,875,000	4.50%, 11/01/2046(4)(16)	3,102,305
	1,378,812	5.00%, 06/15/2041	1,540,520
	1,887,224	5.00%, 10/16/2041(6)	312,351
	2,234,968	5.00%, 03/15/2044	2,501,785
	5,200,000	5.00%, 11/01/2046(4)(16)	5,770,925
	707,445	5.50%, 05/15/2033	821,082
	59,959	5.50%, 06/15/2035	68,646
	118,149	5.50%, 04/15/2038	133,972
	861,396	5.50%, 03/16/2039	984,944
	1,000,000	5.50%, 11/01/2046(4)(16)	1,129,028
	79,679	6.00%, 02/15/2029	91,146
	180,443	6.00%, 11/15/2032	211,563
	235,938	6.00%, 02/15/2033	271,129
	65,632	6.00%, 07/15/2033	75,077
	123,994	6.00%, 10/15/2034	144,208
	681,337	6.00%, 03/15/2036	806,687
	7,103	6.00%, 05/15/2036	8,171
	190,612	6.00%, 10/15/2036	220,723
	80,942	6.00%, 01/15/2037	92,590
	205,458	6.00%, 02/15/2037	237,092
	378,361	6.00%, 06/15/2037	437,290
	128,660	6.00%, 11/15/2037	147,258
	1,290	6.00%, 03/15/2038	1,476
	101,183	6.00%, 06/15/2038	117,938
	248,647	6.00%, 08/15/2038	284,525
	280,062	6.00%, 10/15/2038	320,593
	299,677	6.00%, 11/15/2038	345,593
	168,424	6.00%, 12/15/2038	194,330
	166,182	6.00%, 01/15/2039	190,142
	6,198	6.00%, 03/15/2039	7,095
	945,760	6.00%, 04/15/2039	1,103,533
	511,540	6.00%, 08/15/2039	585,158
	31,468	6.00%, 09/15/2039	36,175

The accompanying notes are an integral part of these financial statements.

203

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 49.7% - (continued)
		GNMA - 7.3% - (continued)
$	86,239	6.00%, 11/15/2039	$98,650
	30,391	6.00%, 06/15/2040	34,790
	250,296	6.00%, 12/15/2040	286,389
	857,597	6.00%, 06/15/2041	981,018
	400,000	6.00%, 11/01/2046(4)(16)	457,117
	16,395	6.50%, 09/15/2028	18,847
	2,861	6.50%, 10/15/2028	3,288
	5,445	6.50%, 12/15/2028	6,259
	67,303	6.50%, 05/15/2029	79,681
	103,523	6.50%, 08/15/2031	118,998
	16,424	6.50%, 09/15/2031	18,880
	61,733	6.50%, 10/15/2031	70,961
	178,035	6.50%, 11/15/2031	204,650
	40,904	6.50%, 01/15/2032	47,019
	33,415	6.50%, 03/15/2032	39,085
	7,947	6.50%, 04/15/2032	9,135
	49,317	6.50%, 07/15/2032	56,690

			148,375,829

		Total U.S. Government Agencies (cost $1,006,011,540)	$1,009,547,918

U.S. GOVERNMENT SECURITIES - 10.1%
		U.S. Treasury Securities - 10.1%
		U.S. Treasury Bonds - 3.5%
$	16,530,000	2.50%, 02/15/2045(17)	$16,242,014
	7,800,000	2.50%, 02/15/2046	7,653,446
	6,525,000	2.88%, 08/15/2045	6,914,464
	3,440,000	3.00%, 11/15/2044(17)	3,736,432
	9,045,000	3.00%, 05/15/2045(18)	9,819,478
	10,790,000	3.13%, 08/15/2044(17)	12,003,033
	530,000	3.38%, 05/15/2044	616,850
	3,560,000	3.63%, 02/15/2044	4,326,653
	7,016,000	4.50%, 02/15/2036	9,539,290

			70,851,660

		U.S. Treasury Notes - 6.6%
	69,212,576	0.25%, 01/15/2025(9)	70,128,881
	275,000	0.63%, 07/31/2017(17)	274,979
	2,050,000	0.88%, 04/30/2017(17)	2,053,463
	91,000	1.50%, 12/31/2018	92,130
	28,095,000	1.63%, 02/15/2026(17)	27,629,691
	29,413,000	2.25%, 11/15/2025(17)	30,504,487
	4,700,000	3.13%, 04/30/2017(18)	4,760,310

			135,443,941

		Total U.S. Government Securities (cost $200,944,435)	$206,295,601

COMMON STOCKS - 0.1%
		Energy - 0.1%
	22,554	Arch Coal, Inc.*	$1,655,013
	8,492	Templar Energy LLC Class A(1)	84,917

			1,739,930

		Utilities - 0.0%
	350,000	TCEH Corp.*(1)	—

Shares or Principal Amount			Market Value†
COMMON STOCKS - 0.1% - (continued)
		Utilities - 0.0% - (continued)
	5,836	Vistra Energy Corp.*	$88,707

			88,707

		Total Common Stocks (cost $1,595,111)	$1,828,637

PREFERRED STOCKS - 0.0%
		Banks - 0.0%
	469	U.S. Bancorp Series A 3.50%(3)(7)	$415,529

		Diversified Financials - 0.0%
	20,000	Citigroup Capital XIII 7.26%(3)	520,200

		Total Preferred Stocks (cost $889,590)	$935,729

		Total Long-Term Investments (cost $2,685,166,336)	$2,714,772,790

SHORT-TERM INVESTMENTS - 5.3%
		Commercial Paper - 0.5%
$	10,280,000	KFW International Finance, Inc. 0.82%, 02/01/2017	$10,257,002

		Other Investment Pools & Funds - 4.8%
	97,253,396	Morgan Stanley Institutional Liquidity Funds, Institutional Class	97,253,396

		Total Short-Term Investments (cost $107,511,854)	$107,510,398

Total Investments Excluding Purchased Options (cost $2,792,678,190)	138.9%	$2,822,283,188

Total Purchased Options (cost $62,164)	0.0%	$1,347

Total Investments (cost $2,792,740,354)^	138.9%	$2,822,284,535
Other Assets and Liabilities	(38.9)%	(790,931,394)

Total Net Assets	100.0%	$2,031,353,141

The accompanying notes are an integral part of these financial statements.

204

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $2,793,865,960 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$46,182,162
Unrealized Depreciation	(17,763,587)

Net Unrealized Appreciation	$28,418,575

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of these securities was $84,917, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $523,471,270, which represents 25.8% of total net assets.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $785,769,380 at October 31, 2016.

(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(6)	Securities disclosed are interest-only strips.

(7)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(8)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $28,215,413, which represents 1.4% of total net assets.

(9)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(10)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2016.

(11)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(12)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(13)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2016, the aggregate value of the unfunded commitment was $18,341, which rounds to zero percent of total net assets.

(14)	Securities disclosed are principal-only strips.

(15)	Security is a zero-coupon bond.

(16)	Represents or includes a TBA transaction.

(17)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(18)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

The accompanying notes are an integral part of these financial statements.

205

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Option Contracts Outstanding at October 31, 2016
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Puts
CNH Put/JPY Call	GSC	14.93 JPY per CNH	11/10/16	CNH	22,494,000	$1,347	$62,164	$(60,817)

Total purchased option contracts						$1,347	$62,164	$(60,817)

Futures Contracts Outstanding at October 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Eurodollar 3-Month Future	799	12/18/2017	$197,558,906	$197,472,850	$(86,056)
U.S. Treasury 10-Year Ultra Note Future	204	12/20/2016	29,427,703	28,869,188	(558,515)
U.S. Treasury 5-Year Note Future	2,598	12/30/2016	315,634,180	313,830,281	(1,803,899)
U.S. Treasury Long Bond Future	246	12/20/2016	41,885,075	40,028,812	(1,856,263)

Total					$(4,304,733)

Short position contracts:
Euro-Bund Future	133	12/08/2016	$23,856,300	$23,676,947	$179,353
Eurodollar 3-Month Future	799	09/17/2018	197,365,553	197,223,163	142,390
U.S. Treasury 10-Year Note Future	1,686	12/20/2016	220,369,038	218,547,750	1,821,288
U.S. Treasury 2-Year Note Future	1,063	12/30/2016	231,801,410	231,883,485	(82,075)
U.S. Treasury Ultra Bond Future	13	12/20/2016	2,403,331	2,287,188	116,143

Total					$2,177,099

Total futures contracts					$(2,127,634)

TBA Sale Commitments Outstanding at October 31, 2016
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FNMA, 3.50%	$2,400,000	11/01/2031	$(2,528,531)	$(82)
FNMA, 3.50%	21,600,000	12/01/2046	(22,653,845)	9,280
FNMA, 4.50%	625,000	11/01/2046	(683,106)	352
FNMA, 4.50%	300,000	12/01/2046	(327,656)	(47)
FNMA, 5.50%	5,700,000	11/01/2046	(6,426,556)	(12,275)
GNMA, 3.50%	15,800,000	11/01/2046	(16,733,188)	12,203
GNMA, 4.00%	43,775,000	11/01/2046	(46,888,838)	(2,549)

Total (proceeds $96,248,602)			$(96,241,720)	$6,882

At October 31, 2016, the aggregate market value of TBA Sale Commitments Outstanding represents (4.7)% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

206

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	MSC	USD	1,032,859	(0.32%)	07/25/45	$195,921	$—	$196,781	$860
ABX.HE.AAA.06-1	CSI	USD	43,270	(0.18%)	07/25/45	649	—	965	316
ABX.HE.AAA.06-1	JPM	USD	7,867	(0.18%)	07/25/45	175	—	176	1
ABX.HE.AAA.06-1	MSC	USD	132,956	(0.18%)	07/25/45	2,979	—	2,966	(13)
ABX.HE.AAA.06-1	GSC	USD	81,033	(0.18%)	07/25/45	7,293	—	1,808	(5,485)
ABX.HE.AAA.07-1	GSC	USD	802,238	(0.09%)	08/25/37	185,801	—	197,812	12,011
ABX.HE.AAA.07-1	GSC	USD	183,159	(0.09%)	08/25/37	42,204	—	45,163	2,959
ABX.HE.AAA.07-1	MSC	USD	1,465,276	(0.09%)	08/25/37	359,313	—	361,305	1,992
ABX.HE.AAA.07-1	JPM	USD	172,170	(0.09%)	08/25/37	42,112	—	42,452	340
ABX.HE.AAA.07-1	CSI	USD	1,740,015	(0.09%)	08/25/37	463,369	—	429,045	(34,324)
ABX.HE.PENAAA.06-2	MSC	USD	650,985	(0.11%)	05/25/46	75,650	—	73,705	(1,945)
ABX.HE.PENAAA.06-2	JPM	USD	1,377,411	(0.11%)	05/25/46	159,686	—	155,947	(3,739)
ABX.HE.PENAAA.06-2	GSC	USD	1,111,252	(0.11%)	05/25/46	277,813	—	125,813	(152,000)
CDX.EM.26	BCLY	USD	50,174,000	(1.00%)	12/20/21	2,930,648	—	3,158,004	227,356
CMBX.NA.A.7	JPM	USD	1,565,000	(2.00%)	01/17/47	61,363	—	66,207	4,844
CMBX.NA.AA.7	CSI	USD	1,070,000	(1.50%)	01/17/47	33,820	—	26,104	(7,716)
CMBX.NA.AA.7	CSI	USD	1,850,000	(1.50%)	01/17/47	58,473	—	45,133	(13,340)
CMBX.NA.AA.7	CSI	USD	1,850,000	(1.50%)	01/17/47	58,473	—	45,133	(13,340)
CMBX.NA.AA.7	CSI	USD	2,140,000	(1.50%)	01/17/47	67,639	—	52,208	(15,431)
CMBX.NA.AA.8	MSC	USD	925,000	(1.50%)	10/17/57	37,623	—	38,250	627
CMBX.NA.AAA.8	MSC	USD	500,000	(0.50%)	10/17/57	13,252	—	9,993	(3,259)
CMBX.NA.AAA.8	MSC	USD	1,165,000	(0.50%)	10/17/57	30,423	—	23,283	(7,140)
CMBX.NA.AJ.4	GSC	USD	1,055,657	(0.96%)	02/17/51	171,256	—	265,037	93,781
CMBX.NA.AJ.4	DEUT	USD	1,272,708	(0.96%)	02/17/51	234,600	—	319,530	84,930
CMBX.NA.AJ.4	CBK	USD	944,172	(0.96%)	02/17/51	169,000	—	237,047	68,047
CMBX.NA.AJ.4	MSC	USD	7,510,952	(0.96%)	02/17/51	1,868,866	—	1,885,925	17,059
CMBX.NA.AJ.4	CSI	USD	1,405,899	(0.96%)	02/17/51	349,778	—	353,007	3,229
CMBX.NA.AS.6	CSI	USD	2,230,000	(1.00%)	05/11/63	24,079	—	7,440	(16,639)
CMBX.NA.AS.6	CSI	USD	2,715,000	(1.00%)	05/11/63	29,316	—	9,058	(20,258)
CMBX.NA.AS.7	CBK	USD	1,445,000	(1.00%)	01/17/47	31,980	—	14,130	(17,850)
CMBX.NA.AS.7	CSI	USD	3,220,000	(1.00%)	01/17/47	59,406	—	31,575	(27,831)
CMBX.NA.AS.7	GSC	USD	1,710,000	(1.00%)	01/17/47	48,899	—	15,391	(33,508)
CMBX.NA.AS.8	DEUT	USD	730,000	(1.00%)	10/17/57	53,997	—	16,832	(37,165)
CMBX.NA.BBB.7	GSC	USD	810,000	(3.00%)	01/17/47	70,696	—	68,385	(2,311)
CMBX.NA.BBB.7	CSI	USD	1,490,000	(3.00%)	01/17/47	146,415	—	125,921	(20,494)
CMBX.NA.BBB.7	CSI	USD	1,740,000	(3.00%)	01/17/47	170,981	—	147,048	(23,933)
CMBX.NA.BBB.7	MSC	USD	1,360,000	(3.00%)	01/17/47	141,504	—	114,934	(26,570)
CMBX.NA.BBB.7	DEUT	USD	590,000	(3.00%)	01/17/47	43,595	—	49,812	6,217
CMBX.NA.BBB.7	MSC	USD	820,000	(3.00%)	01/17/47	68,765	—	69,299	534
CMBX.NA.BBB.7	GSC	USD	460,000	(3.00%)	01/17/47	41,982	—	37,763	(4,219)
CMBX.NA.BBB.7	CSI	USD	2,070,000	(3.00%)	01/17/47	178,986	—	174,764	(4,222)
CMBX.NA.BBB.7	CSI	USD	725,000	(3.00%)	01/17/47	65,796	—	61,210	(4,586)
CMBX.NA.BBB.7	DEUT	USD	600,000	(3.00%)	01/17/47	57,848	—	50,656	(7,192)
CMBX.NA.BBB.7	GSC	USD	925,000	(3.00%)	01/17/47	89,342	—	78,095	(11,247)
CMBX.NA.BBB.7	GSC	USD	1,635,000	(3.00%)	01/17/47	154,282	—	138,038	(16,244)
CMBX.NA.BBB.7	DEUT	USD	625,000	(3.00%)	01/17/47	78,611	—	52,767	(25,844)
CMBX.NA.BBB.7	GSC	USD	595,000	(3.00%)	01/17/47	83,945	—	50,234	(33,711)
CMBX.NA.BBB.7	MSC	USD	4,340,000	(3.00%)	01/17/47	426,508	—	366,775	(59,733)

Total						$9,965,112	$—	$9,838,926	$(126,186)

Sell protection:
CMBX.NA.A.6	MSC	USD	60,000	2.00%	05/11/63	$—	$(1,372)	$(2,267)	$(895)
CMBX.NA.A.6	GSC	USD	1,210,000	2.00%	05/11/63	15,795	—	(45,735)	(61,530)
CMBX.NA.AAA.6	JPM	USD	20,163,106	0.50%	05/11/63	—	(824,855)	(107,677)	717,178
CMBX.NA.AAA.6	JPM	USD	5,463,403	0.50%	05/11/63	—	(172,417)	(29,176)	143,241
CMBX.NA.AAA.6	UBS	USD	4,448,700	0.50%	05/11/63	—	(142,997)	(23,758)	119,239

The accompanying notes are an integral part of these financial statements.

207

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Credit Default Swap Contracts Outstanding at October 31, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Sell protection: - (continued)
CMBX.NA.AAA.6	MLI	USD	3,918,854	0.50%	05/11/63	$—	$(128,379)	$(20,928)	$107,451
CMBX.NA.AAA.6	MLI	USD	4,009,828	0.50%	05/11/63	—	(128,382)	(21,414)	106,968
CMBX.NA.AAA.6	MLI	USD	3,823,882	0.50%	05/11/63	—	(126,864)	(20,421)	106,443
CMBX.NA.AAA.6	MLI	USD	4,598,656	0.50%	05/11/63	—	(105,760)	(24,559)	81,201
CMBX.NA.AAA.6	GSC	USD	11,596,610	0.50%	05/11/63	—	(134,549)	(61,929)	72,620
CMBX.NA.AAA.6	UBS	USD	3,294,037	0.50%	05/11/63	—	(87,759)	(17,591)	70,168
CMBX.NA.AAA.6	MLI	USD	1,914,440	0.50%	05/11/63	—	(65,185)	(10,224)	54,961
CMBX.NA.AAA.6	CSI	USD	2,199,357	0.50%	05/11/63	—	(51,924)	(11,745)	40,179
CMBX.NA.AAA.6	CSI	USD	2,199,357	0.50%	05/11/63	—	(51,860)	(11,745)	40,115
CMBX.NA.AAA.6	MSC	USD	2,104,385	0.50%	05/11/63	—	(49,069)	(11,238)	37,831
CMBX.NA.AAA.6	CSI	USD	1,114,674	0.50%	05/11/63	—	(40,914)	(5,953)	34,961
CMBX.NA.AAA.6	GSC	USD	1,229,641	0.50%	05/11/63	—	(39,345)	(6,567)	32,778
CMBX.NA.AAA.6	DEUT	USD	1,049,693	0.50%	05/11/63	—	(35,458)	(5,606)	29,852
CMBX.NA.AAA.6	MLI	USD	1,433,581	0.50%	05/11/63	—	(33,804)	(7,656)	26,148
CMBX.NA.AAA.6	MSC	USD	894,738	0.50%	05/11/63	—	(30,223)	(4,778)	25,445
CMBX.NA.AAA.6	MSC	USD	664,806	0.50%	05/11/63	—	(22,165)	(3,550)	18,615
CMBX.NA.AAA.6	MSC	USD	889,740	0.50%	05/11/63	—	(20,980)	(4,752)	16,228
CMBX.NA.AAA.6	GSC	USD	549,839	0.50%	05/11/63	—	(18,562)	(2,937)	15,625
CMBX.NA.AAA.6	CSI	USD	2,749,196	0.50%	05/11/63	—	(29,647)	(14,719)	14,928
CMBX.NA.AAA.6	CSI	USD	2,369,307	0.50%	05/11/63	—	(25,551)	(12,686)	12,865
CMBX.NA.AAA.6	CSI	USD	2,364,309	0.50%	05/11/63	—	(25,497)	(12,659)	12,838
CMBX.NA.AAA.6	GSC	USD	409,880	0.50%	05/11/63	—	(13,547)	(2,189)	11,358
CMBX.NA.AAA.6	MSC	USD	2,609,237	0.50%	05/11/63	—	(20,867)	(13,934)	6,933
CMBX.NA.AAA.6	MSC	USD	1,304,619	0.50%	05/11/63	—	(10,812)	(6,967)	3,845
CMBX.NA.BB.6	MSC	USD	3,490,000	5.00%	05/11/63	—	(648,219)	(536,079)	112,140
CMBX.NA.BB.6	CSI	USD	1,835,000	5.00%	05/11/63	—	(340,806)	(281,864)	58,942
CMBX.NA.BB.6	CSI	USD	1,830,000	5.00%	05/11/63	—	(339,877)	(281,096)	58,781
CMBX.NA.BB.6	CSI	USD	1,830,000	5.00%	05/11/63	—	(339,877)	(281,096)	58,781
CMBX.NA.BB.6	CSI	USD	1,830,000	5.00%	05/11/63	—	(339,877)	(281,096)	58,781
CMBX.NA.BB.6	CSI	USD	952,000	5.00%	05/11/63	—	(176,810)	(146,231)	30,579
CMBX.NA.BB.6	CSI	USD	935,000	5.00%	05/11/63	—	(166,874)	(143,620)	23,254
CMBX.NA.BB.6	GSC	USD	941,000	5.00%	05/11/63	—	(110,270)	(144,411)	(34,141)
CMBX.NA.BB.6	GSC	USD	1,870,000	5.00%	05/11/63	—	(206,502)	(286,980)	(80,478)
CMBX.NA.BB.8	MSC	USD	3,099,000	5.00%	10/17/57	—	(877,229)	(841,785)	35,444
CMBX.NA.BB.8	MSC	USD	1,485,000	5.00%	10/17/57	—	(432,188)	(403,166)	29,022
CMBX.NA.BB.8	GSC	USD	890,000	5.00%	10/17/57	—	(266,163)	(241,628)	24,535
CMBX.NA.BB.8	MSC	USD	1,270,000	5.00%	10/17/57	—	(369,076)	(344,795)	24,281
CMBX.NA.BB.8	GSC	USD	380,000	5.00%	10/17/57	—	(127,305)	(103,167)	24,138
CMBX.NA.BB.8	CSI	USD	1,675,000	5.00%	10/17/57	—	(474,108)	(454,982)	19,126
CMBX.NA.BB.8	CSI	USD	1,660,000	5.00%	10/17/57	—	(469,862)	(450,908)	18,954
CMBX.NA.BB.8	GSC	USD	1,625,000	5.00%	10/17/57	—	(457,878)	(441,175)	16,703
CMBX.NA.BB.8	CSI	USD	725,000	5.00%	10/17/57	—	(205,211)	(196,933)	8,278
CMBX.NA.BB.8	JPM	USD	460,000	5.00%	10/17/57	—	(102,806)	(124,886)	(22,080)
CMBX.NA.BB.8	GSC	USD	465,000	5.00%	10/17/57	—	(75,024)	(126,244)	(51,220)
CMBX.NA.BB.8	MLI	USD	400,000	5.00%	10/17/57	—	(48,165)	(108,597)	(60,432)
CMBX.NA.BB.8	GSC	USD	600,000	5.00%	10/17/57	—	(95,869)	(162,895)	(67,026)
CMBX.NA.BB.8	BOA	USD	885,000	5.00%	10/17/57	—	(112,856)	(240,271)	(127,415)
CMBX.NA.BB.8	GSC	USD	835,000	5.00%	10/17/57	—	(98,012)	(226,696)	(128,684)
CMBX.NA.BB.8	BOA	USD	905,000	5.00%	10/17/57	—	(82,687)	(245,700)	(163,013)
CMBX.NA.BB.8	BOA	USD	1,100,000	5.00%	10/17/57	—	(76,680)	(298,642)	(221,962)
CMBX.NA.BB.9	GSC	USD	885,000	5.00%	09/17/58	—	(246,038)	(216,048)	29,990
CMBX.NA.BB.9	BOA	USD	440,000	5.00%	09/17/58	—	(123,582)	(107,414)	16,168
CMBX.NA.BB.9	GSC	USD	440,000	5.00%	09/17/58	—	(122,324)	(107,414)	14,910
CMBX.NA.BB.9	GSC	USD	440,000	5.00%	09/17/58	—	(121,268)	(107,414)	13,854
CMBX.NA.BB.9	JPM	USD	470,000	5.00%	09/17/58	—	(128,456)	(114,738)	13,718
CMBX.NA.BB.9	BOA	USD	435,000	5.00%	09/17/58	—	(118,890)	(106,193)	12,697

The accompanying notes are an integral part of these financial statements.

208

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Credit Default Swap Contracts Outstanding at October 31, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Sell protection: - (continued)
CMBX.NA.BBB.6	MSC	USD	360,000	3.00%	05/11/63	$—	$(32,018)	$(29,314)	$2,704
CMBX.NA.BBB.8	GSC	USD	1,870,000	3.00%	10/17/57	—	(274,018)	(314,961)	(40,943)
PrimeX.ARM.2	MSC	USD	1,586,014	4.58%	12/25/37	58,923	—	22,274	(36,649)
PrimeX.ARM.2	JPM	USD	278,728	4.58%	12/25/37	11,883	—	3,855	(8,028)

Total						$86,601	$(10,645,569)	$(8,997,670)	$1,561,298

Total traded indices						$10,051,713	$(10,645,569)	$841,256	$1,435,112

Credit default swaps on single-name issues:
Sell protection:
Russian Government International Bond	BCLY	USD	2,565,000	1.00%/2.04%	06/20/21	$—	$(133,587)	$(114,044)	$19,543
South Africa Government International Bond	BOA	USD	2,645,000	1.00%/2.40%	12/20/21	—	(181,829)	(173,946)	7,883

Total						$—	$(315,416)	$(287,990)	$27,426

Total single-name issues						$—	$(315,416)	$(287,990)	$27,426

Total OTC contracts						$10,051,713	$(10,960,985)	$553,266	$1,462,538

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity		Notional Amount(a)	(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.26	USD	365,000	(5.00%)	06/20/21	$(5,828)	$(17,543)	$(11,715)
CDX.NA.HY.26	USD	51,721,000	(5.00%)	06/20/21	(1,841,929)	(2,485,859)	(643,930)
CDX.NA.HY.27	USD	37,530,000	(5.00%)	12/20/21	(1,350,006)	(1,456,077)	(106,071)
ITRAXX.EUR.26	EUR	12,035,000	(1.00%)	12/20/21	190,512	194,122	3,610
ITRAXX.XOV.26	EUR	7,086,000	(5.00%)	12/20/21	626,861	632,269	5,408

Total					$(2,380,390)	$(3,133,088)	$(752,698)

Credit default swaps on indices:
Sell protection:
CDX.NA.IG.27	USD	27,760,000	1.00%	12/20/21	$338,478	$318,983	$(19,495)

Total					$(2,041,912)	$(2,814,105)	$(772,193)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

209

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Interest Rate Swap Contracts Outstanding at October 31, 2016
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BOA	1.82% Fixed	CPURNSA	USD	22,955,000	09/22/25	$—	$—	$126,502	$126,502
GSC	6M LIBOR	6.26% Fixed	INR	271,490,000	09/12/21	—	—	(17,784)	(17,784)

Total						$—	$—	$108,718	$108,718

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2016
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
12M Federal Funds Rate	1.00% Fixed	USD	63,709,000	09/29/26	$713,209	$—	$1,386,501	$673,292
3M USD LIBOR	1.75% Fixed	USD	11,600,000	03/15/27	—	(328,512)	(261,940)	66,572

Total					$713,209	$(328,512)	$1,124,561	$739,864

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
BRL	Sell	12/02/16	GSC	$3,938,439	$4,067,954	$(129,515)
BRL	Sell	12/02/16	MSC	10,861,523	11,184,002	(322,479)
COP	Sell	12/21/16	SSG	1,632,983	1,589,213	43,770
COP	Sell	12/21/16	SSG	1,334,193	1,331,332	2,861
EUR	Buy	11/30/16	MSC	258,281	259,381	1,100
EUR	Buy	03/15/17	CBK	1,320,900	1,314,516	(6,384)
EUR	Buy	03/15/17	BOA	606,985	585,457	(21,528)
EUR	Buy	03/15/17	BOA	796,404	767,721	(28,683)
EUR	Buy	03/15/17	UBS	934,495	900,277	(34,218)
EUR	Sell	11/30/16	BNP	223,288	223,111	177
EUR	Sell	11/30/16	CBK	16,191,404	16,324,491	(133,087)
EUR	Sell	12/21/16	BOA	2,002,142	1,958,723	43,419
EUR	Sell	03/15/17	BOA	3,472,479	3,567,971	(95,492)
GBP	Sell	11/30/16	CBK	1,851,569	1,864,009	(12,440)
IDR	Sell	12/21/16	HSBC	1,645,897	1,679,491	(33,594)
IDR	Sell	12/21/16	JPM	5,466,938	5,531,149	(64,211)
JPY	Sell	01/11/17	CBK	19,995,170	19,801,262	193,908
RON	Sell	06/26/17	CBK	8,125,179	7,962,187	162,992
RON	Sell	08/28/17	JPM	2,568,913	2,464,276	104,637
RON	Sell	08/28/17	BNP	1,548,757	1,487,379	61,378
THB	Sell	12/21/16	RBS	4,952,125	4,940,183	11,942
TRY	Sell	12/21/16	BOA	1,836,552	1,804,062	32,490
ZAR	Buy	12/21/16	GSC	2,983,101	3,119,459	136,358
ZAR	Sell	12/21/16	GSC	734,076	779,828	(45,752)
ZAR	Sell	12/21/16	GSC	2,206,131	2,339,632	(133,501)

Total						$(265,852)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

210

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
RBS	RBS Greenwich Capital
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
CNH	Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
RON	New Romanian Leu
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
ITRAXX.EUR	Markit iTraxx - Europe
ITRAXX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security

Other Abbreviations:
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EM	Emerging Markets
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OTC	Over-the-Counter
PAC	Planned Amortization Class
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation

The accompanying notes are an integral part of these financial statements.

211

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Energy	$1,739,930	$1,655,013	$—	$84,917
Utilities	88,707	88,707	—	—
Asset & Commercial Mortgage Backed Securities	580,262,444	—	580,262,444	—
Corporate Bonds	701,283,609	—	701,283,609	—
Foreign Government Obligations	79,157,836	—	79,157,836	—
Municipal Bonds	22,281,684	—	22,281,684	—
Senior Floating Rate Interests	113,179,332	—	113,179,332	—
U.S. Government Agencies	1,009,547,918	—	1,009,547,918	—
U.S. Government Securities	206,295,601	—	206,295,601	—
Preferred Stocks	935,729	935,729	—	—
Short-Term Investments	107,510,398	97,253,396	10,257,002	—
Purchased Options	1,347	—	1,347	—
Foreign Currency Contracts(2)	795,032	—	795,032	—
Futures Contracts(2)	2,259,174	2,259,174	—	—
Swaps - Credit Default(2)	3,227,341	—	3,227,341	—
Swaps - Interest Rate(2)	866,366	—	866,366	—

Total	$2,829,432,448	$102,192,019	$2,727,155,512	$84,917

Liabilities
Foreign Currency Contracts(2)	$(1,060,884)	$—	$(1,060,884)	$—
Futures Contracts(2)	(4,386,808)	(4,386,808)	—	—
Swaps - Credit Default(2)	(2,536,996)	—	(2,536,996)	—
Swaps - Interest Rate(2)	(17,784)	—	(17,784)	—
TBA Sale Commitments	(96,241,720)	—	(96,241,720)	—

Total	$(104,244,192)	$(4,386,808)	$(99,857,384)	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Asset & Commercial Mortgage Backed Securities	Common Stocks	Total
Beginning balance	$2,775,058	$—	$2,775,058
Purchases	—	72,709	72,709
Sales	—		—
Accrued discounts/(premiums)	—		—
Total realized gain/(loss)	—		—
Net change in unrealized appreciation/depreciation	—	12,208	12,208
Transfers into Level 3	—	—	—
Transfers out of Level 3(1)	(2,775,058)	—	(2,775,058)

Ending balance	$—	$84,917	$84,917

(1)	For the year ended October 31, 2016, investments valued at $2,775,058 were transferred from Level 3 to Level 2 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable inputs.

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $12,208.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

212

The Hartford Unconstrained Bond Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.2%
		Asset - Backed - Finance & Insurance - 14.2%
		Apidos CLO
$	415,000	2.31%, 07/18/2027(3)(4)	$415,981
	390,000	2.43%, 01/16/2027(3)(4)	390,343
	395,000	Atlas Senior Loan Fund Ltd. 2.42%, 10/15/2026(3)(4)	396,221
	270,000	Avery Point VI CLO Ltd. 2.23%, 08/05/2027(3)(4)	270,506
	425,000	Babson CLO Ltd. 2.31%, 04/20/2027(3)(4)	425,726
	270,000	Carlyle Global Market Strategies Ltd. 2.36%, 04/27/2027(3)(4)	270,378
		Cent CLO Ltd.
	500,000	2.01%, 08/01/2024(3)(4)	500,359
	275,000	2.37%, 04/17/2026(3)(4)	274,761
	395,000	CIFC Funding Ltd. 2.31%, 05/24/2026(3)(4)	395,154
		Dryden Senior Loan Fund
	300,000	2.11%, 11/15/2023(3)(4)	300,424
	275,000	3.14%, 11/09/2025(3)(4)	274,749
	20,561	Equity One Mortgage Pass - Through Trust 5.46%, 12/25/2033(4)	10,603
		Galaxy CLO Ltd.
	400,000	2.13%, 04/15/2025(3)(4)	399,313
	315,000	2.43%, 01/24/2027(3)(4)	314,937
	205,000	Green Tree Agency Advance Funding Trust 3.10%, 10/15/2048(3)	205,513
	153,053	GSAMP Trust 0.62%, 01/25/2037(4)	95,357
	45,000	HSI Asset Securitization Corp. Trust 0.80%, 02/25/2036(4)	40,263
	155,000	Lendmark Funding Trust 3.26%, 04/21/2025(3)(5)	154,982
	45,120	Long Beach Asset Holdings Corp. 5.78%, 04/25/2046(1)(3)(6)	—
		Madison Park Funding Ltd.
	250,000	2.16%, 10/23/2025(3)(4)	249,760
	250,000	3.03%, 07/20/2026(3)(4)	249,947
	325,000	3.29%, 01/27/2026(3)(4)	325,177
	480,000	Magnetite CLO Ltd. 2.30%, 07/25/2026(3)(4)	480,221
	88,392	Nationstar HECM Loan Trust 2.98%, 02/25/2026(3)	88,622
	400,000	Neuberger Berman CLO Ltd. 2.24%, 08/04/2025(3)(4)	400,925
	275,000	Oaktree EIF II Ltd. 2.37%, 02/15/2026(3)(4)	274,953
	375,000	OCP CLO Ltd. 2.41%, 04/17/2027(3)(4)	375,628
	200,000	OHA Credit Partners VII Ltd. 2.23%, 11/20/2023(3)(4)	200,702
	288,000	OHA Credit Partners VIII Ltd. 2.00%, 04/20/2025(3)(4)	286,968
	345,000	OHA Loan Funding Ltd. 2.32%, 02/15/2027(3)(4)	346,478
	420,000	OneMain Financial Issuance Trust 4.10%, 03/20/2028(3)	431,168
	360,000	OZLM Funding Ltd. 2.21%, 04/30/2027(3)(4)	360,642
	325,000	Race Point CLO Ltd. 2.39%, 04/15/2027(3)(4)	325,680

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.2% - (continued)
		Asset - Backed - Finance & Insurance - 14.2% - (continued)
$	257,666	Securitized Asset Backed Receivables LLC 0.62%, 07/25/2036(4)	$127,103
		SoFi Consumer Loan Program LLC
	170,000	3.05%, 12/26/2025(3)	170,101
	167,814	3.09%, 10/27/2025(3)	168,520
		Sound Point CLO Ltd.
	250,000	2.25%, 01/21/2026(3)(4)	249,598
	270,000	2.41%, 04/15/2027(3)(4)	270,583
	250,000	5.48%, 07/15/2025(3)(4)	225,776
	205,000	SPS Servicer Advance Receivables Trust 2.92%, 07/15/2047(3)	205,361
	395,000	Symphony CLO Ltd. 2.33%, 10/17/2026(3)(4)	395,237
	270,000	Venture CLO Ltd. 2.37%, 07/15/2027(3)(4)	270,179
		Voya CLO Ltd.
	255,000	2.36%, 04/18/2027(3)(4)	255,255
	350,000	3.28%, 10/14/2026(3)(4)	350,082

			12,220,236

		Asset-Backed - Home Equity - 3.6%
	61,703	Asset-Backed Funding Certificates 0.75%, 01/25/2037(4)	40,247
		GSAA Home Equity Trust
	121,863	0.60%, 12/25/2046(4)	66,263
	412,569	0.61%, 02/25/2037(4)	230,456
	134,965	0.63%, 03/25/2037(4)	72,741
	284,269	0.71%, 11/25/2036(4)	141,107
	153,399	0.77%, 11/25/2036(4)	86,546
	27,521	0.83%, 03/25/2036(4)	18,323
	135,359	0.85%, 04/25/2047(4)	92,742
	59,602	5.88%, 09/25/2036	31,115
	352,910	5.99%, 06/25/2036(4)	177,514
	23,982	Morgan Stanley Asset-Backed Securities Capital I, Inc. Trust 0.68%, 06/25/2036(4)	20,964
	467,705	Morgan Stanley Mortgage Loan Trust 0.70%, 11/25/2036(4)	206,971
	22,008	Nationstar NIM Ltd. 9.79%, 03/25/2037(3)(6)	—
		NRZ Advance Receivables Trust
	437,000	2.58%, 10/15/2049(3)	437,000
	905,000	3.30%, 08/17/2048(3)	909,772
	23,505	Renaissance Home Equity Loan Trust 6.12%, 11/25/2036	14,472
		Soundview Home Loan Trust
	685,063	0.77%, 07/25/2036(4)	466,444
	160,000	0.78%, 11/25/2036(4)	113,991

			3,126,668

		Commercial Mortgage - Backed Securities - 3.8%
	235,000	Banc of America Commercial Mortgage Trust 3.12%, 09/15/2048(3)(4)	128,440
	100,000	Bear Stearns Commercial Mortgage Securities, Inc. 5.13%, 10/12/2042(4)	99,135
		Citigroup Commercial Mortgage Trust
	40,000	4.40%, 03/10/2047(3)(4)	27,878
	30,000	4.90%, 03/10/2047(3)(4)	25,166

The accompanying notes are an integral part of these financial statements.

213

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.2% - (continued)
		Commercial Mortgage - Backed Securities - 3.8% - (continued)
$	18,730	Cobalt CMBS Commercial Mortgage Trust 5.25%, 08/15/2048	$18,708
	100,000	Commercial Mortgage Pass-Through Certificates 4.75%, 10/15/2045(3)(4)	61,867
		Commercial Mortgage Trust
	511,410	1.97%, 07/10/2046(3)(4)(7)	30,280
	15,000	3.96%, 03/10/2047	16,293
	65,000	4.57%, 10/15/2045(3)(4)	44,212
		Credit Suisse First Boston Mortgage Securities Corp.
	441	4.77%, 07/15/2037	441
	117,829	4.88%, 04/15/2037	106,308
	395,000	GS Mortgage Securities Corp. II 4.85%, 11/10/2045(3)(4)	366,375
		GS Mortgage Securities Trust
	4,652,759	0.22%, 07/10/2046(4)(7)	29,573
	398,662	1.37%, 08/10/2044(3)(4)(7)	20,649
	90,000	3.58%, 06/10/2047(3)	52,998
	100,166	3.67%, 04/10/2047(3)	52,172
	175,000	4.87%, 04/10/2047(3)(4)	123,345
	110,923	JP Morgan Chase Commercial Mortgage Securities Corp. 4.42%, 12/15/2047(3)(4)	88,779
		JP Morgan Chase Commercial Mortgage Securities Trust
	190,000	2.73%, 10/15/2045(3)(4)	106,413
	100,000	4.66%, 10/15/2045(3)(4)	91,082
	765,000	5.39%, 08/15/2046(3)(4)	784,800
	1,743,209	JPMBB Commercial Mortgage Securities Trust 0.86%, 09/15/2047(4)(7)	63,764
	105,000	Morgan Stanley Bank of America Merrill Lynch Trust 4.50%, 08/15/2045(3)	75,671
		Morgan Stanley Capital I Trust
	100,000	5.16%, 07/15/2049(3)(4)	78,788
	50,000	5.33%, 10/12/2052(3)(4)	46,310
	65,000	UBS-Barclays Commercial Mortgage Trust 4.09%, 03/10/2046(3)(4)	45,335
	160,000	VNDO Mortgage Trust 3.95%, 12/13/2029(3)(4)	164,459
	15,000	Wells Fargo Commercial Mortgage Trust 4.10%, 05/15/2048(4)	12,136
		WF-RBS Commercial Mortgage Trust
	235,599	3.02%, 11/15/2047(3)	106,733
	375,000	4.80%, 11/15/2045(3)(4)	303,202
	45,000	5.00%, 06/15/2044(3)(4)	39,030
	55,215	5.00%, 04/15/2045(3)(4)	32,751
	65,000	5.58%, 04/15/2045(3)(4)	66,470

			3,309,563

		Whole Loan Collateral CMO - 12.5%
		Adjustable Rate Mortgage Trust
	25,617	0.79%, 01/25/2036(4)	21,304
	65,215	0.80%, 11/25/2035(4)	60,239
	116,151	1.03%, 01/25/2036(4)	99,669
		Alternative Loan Trust
	113,668	0.85%, 11/25/2035(4)	91,321
	498,745	0.93%, 10/25/2036(4)	307,900
	224,317	5.50%, 12/25/2035	187,931

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.2% - (continued)
		Whole Loan Collateral CMO - 12.5% - (continued)
$	298,893	5.75%, 05/25/2036	$231,152
	262,244	6.00%, 05/25/2036	198,742
		American Home Mortgage Assets Trust
	75,225	0.66%, 03/25/2047(4)	57,897
	161,021	1.46%, 10/25/2046(4)	112,451
		Banc of America Funding Trust
	21,355	0.72%, 10/20/2036(4)	17,863
	156,724	3.19%, 04/20/2036(4)	131,725
	37,809	5.85%, 01/25/2037	32,095
	287,423	Banc of America Mortgage Trust 3.23%, 09/25/2035(4)	275,282
		BCAP LLC Trust
	147,721	0.70%, 01/25/2037(4)	118,976
	187,264	0.71%, 03/25/2037(4)	174,397
		Bear Stearns Alt-A Trust
	309,279	0.85%, 08/25/2036(4)	235,556
	160,184	1.03%, 01/25/2036(4)	138,025
	108,647	Bear Stearns Mortgage Funding Trust 0.71%, 10/25/2036(4)	88,199
	350,000	Chase Mortgage Finance Trust 5.50%, 11/25/2035	333,203
		CHL Mortgage Pass-Through Trust
	62,894	1.21%, 03/25/2035(4)	49,192
	37,034	2.82%, 03/20/2036(4)	30,131
	224,975	3.13%, 09/25/2047(4)	199,273
	75,651	Deutsche Alt-A Securities Mortgage Loan Trust 0.68%, 03/25/2037(4)	55,754
	398,671	DSLA Mortgage Loan Trust 1.43%, 03/19/2046(4)	324,117
	182,042	First Horizon Mortgage Pass-Through Trust 2.97%, 08/25/2037(4)	144,582
		GMAC Mortgage Corp. Loan Trust
	74,383	3.41%, 09/19/2035(4)	67,852
	22,015	3.41%, 04/19/2036(4)	19,571
		GSR Mortgage Loan Trust
	139,377	0.83%, 01/25/2037(4)	85,930
	320,443	3.05%, 04/25/2035(4)	306,205
	72,053	3.21%, 10/25/2035(4)	62,573
		HarborView Mortgage Loan Trust
	189,895	0.72%, 01/19/2038(4)	163,074
	697,936	0.77%, 12/19/2036(4)	518,702
	159,504	0.86%, 09/19/2035(4)	127,940
	10,709	1.23%, 01/19/2035(4)	7,011
	24,249	1.53%, 10/25/2037(4)	22,561
	263,898	3.28%, 01/19/2035(4)	244,077
		IndyMac Index Mortgage Loan Trust
	45,264	0.72%, 04/25/2037(4)	33,089
	106,901	0.81%, 07/25/2035(4)	85,982
	168,687	0.82%, 01/25/2036(4)	106,671
	283,646	0.93%, 07/25/2046(4)	170,199
		JP Morgan Mortgage Trust
	103,607	2.98%, 04/25/2037(4)	91,557
	108,056	2.98%, 11/25/2035(4)	100,756
	378,827	2.99%, 05/25/2036(4)	340,692
	78,895	3.16%, 09/25/2035(4)	75,166
	91,774	Lehman XS Trust 0.74%, 07/25/2046(4)	73,107
		LSTAR Securities Investment Trust
	201,183	2.53%, 01/01/2020(3)(4)	200,177
	461,156	2.53%, 04/01/2020(3)(4)	454,815

The accompanying notes are an integral part of these financial statements.

214

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.2% - (continued)
		Whole Loan Collateral CMO - 12.5% - (continued)
$	197,538	2.53%, 09/01/2021(3)(4)	$195,108
	419,271	2.53%, 10/01/2020(3)(4)	417,435
	59,680	Luminent Mortgage Trust 0.73%, 10/25/2046(4)	50,952
	73,127	Merrill Lynch Mortgage Investors Trust 3.10%, 07/25/2035(4)	56,725
	74,818	Morgan Stanley Mortgage Loan Trust 3.09%, 05/25/2036(4)	52,298
	245,626	New Residential Mortgage Loan Trust 3.75%, 11/26/2035(3)(4)	254,930
	485,329	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.54%, 06/25/2036(4)	363,965
	87,456	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	82,458
		Residential Accredit Loans, Inc.
	45,688	1.32%, 09/25/2046(4)	32,397
	342,842	1.83%, 11/25/2037(4)	233,872
	46,337	6.00%, 12/25/2035	40,022
	64,008	Residential Asset Securitization Trust 0.98%, 03/25/2035(4)	50,293
		Residential Funding Mortgage Securities, Inc.
	268,089	3.25%, 08/25/2035(4)	198,419
	9,711	3.47%, 04/25/2037(4)	8,254
	78,837	Sequoia Mortgage Trust 3.09%, 07/20/2037(4)	63,661
	448,521	Structured Adjustable Rate Mortgage Loan Trust 2.98%, 02/25/2036(4)	356,644
	376,951	Structured Asset Mortgage Investments II Trust 0.76%, 02/25/2036(4)	302,394
		Towd Point Mortgage Trust
	223,530	2.25%, 08/25/2055(3)(4)	223,865
	181,114	2.75%, 08/25/2055(3)(4)	184,121
		WaMu Mortgage Pass-Through Certificates Trust
	50,511	0.95%, 06/25/2044(4)	46,802
	40,966	2.20%, 11/25/2046(4)	36,797
	36,693	2.26%, 12/25/2036(4)	31,652
	147,353	2.57%, 06/25/2037(4)	131,668
	100,227	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 0.62%, 02/25/2037(4)	63,623
	41,418	Wells Fargo Alternative Loan Trust 3.15%, 12/28/2037(4)	36,068
		Wells Fargo Commercial Mortgage Trust
	265,000	2.88%, 05/15/2048(3)(4)	134,971
	115,000	3.36%, 09/15/2058(3)	68,840

			10,792,917

		Whole Loan Collateral PAC - 0.1%
	69,421	Alternative Loan Trust 1.03%, 12/25/2035(4)	45,648

		Total Asset & Commercial Mortgage Backed Securities (cost $29,872,453)	$29,495,032

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.4%
		Advertising - 0.0%
$	5,000	Lamar Media Corp. 5.75%, 02/01/2026	$5,353

		Apparel - 0.2%
	30,000	Hanesbrands, Inc. 4.88%, 05/15/2026(3)	30,525
	120,000	William Carter Co. 5.25%, 08/15/2021	124,800

			155,325

		Chemicals - 0.2%
	95,000	NOVA Chemicals Corp. 5.00%, 05/01/2025(3)	95,356
	5,000	Versum Materials, Inc. 5.50%, 09/30/2024(3)	5,112
	30,000	Westlake Chemical Corp. 4.63%, 02/15/2021(3)	31,350

			131,818

		Commercial Banks - 7.9%
EUR	200,000	Allied Irish Banks plc 7.38%, 12/03/2020(4)(8)(9)	203,874
		Banco Bilbao Vizcaya Argentaria S.A.
	400,000	7.00%, 02/19/2019(4)(8)(9)	424,307
$	200,000	9.00%, 05/09/2018(4)(8)(9)	207,750
EUR	300,000	Banco Santander S.A. 6.25%, 03/12/2019(4)(8)(9)	306,091
	200,000	Bank of Ireland 7.38%, 06/18/2020(4)(8)(9)	212,981
		Barclays plc
	200,000	8.00%, 12/15/2020(4)(8)	224,764
$	200,000	8.25%, 12/15/2018(4)(8)	202,500
EUR	300,000	BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG 8.13%, 10/30/2023(9)	416,481
$	200,000	BNP Paribas S.A. 7.63%, 03/30/2021(3)(4)(8)	209,000
	104,000	CIT Group, Inc. 5.50%, 02/15/2019(3)	109,460
	190,000	Citigroup, Inc. 5.50%, 09/13/2025	213,953
		Credit Agricole S.A.
EUR	225,000	6.50%, 06/23/2021(4)(8)(9)	253,169
$	200,000	8.13%, 12/23/2025(3)(4)(8)	214,768
	200,000	8.13%, 09/19/2033(3)(4)	216,500
	575,000	Credit Suisse Group AG 6.25%, 12/18/2024(4)(8)(9)	554,875
	245,000	Goldman Sachs Group, Inc. 5.15%, 05/22/2045	264,704
	475,000	Intesa Sanpaolo S.p.A. 7.70%, 09/17/2025(3)(4)(8)	434,031
	20,000	Radian Group, Inc. 7.00%, 03/15/2021	22,419
		Royal Bank of Scotland Group plc
	45,000	6.13%, 12/15/2022	47,513
	560,000	7.50%, 08/10/2020(4)(8)	513,800
		Societe Generale S.A.
	275,000	7.38%, 09/13/2021(3)(4)(8)	272,662
	275,000	8.25%, 11/29/2018(4)(8)(9)	282,906
	400,000	Standard Chartered plc 6.41%, 01/29/2049	388,500

The accompanying notes are an integral part of these financial statements.

215

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.4% - (continued)
		Commercial Banks - 7.9% - (continued)
		UBS Group AG
$	200,000	6.88%, 03/22/2021(4)(8)(9)	$200,577
	200,000	7.00%, 02/19/2025(4)(8)(9)	213,500
	200,000	7.13%, 02/19/2020(4)(8)(9)	204,750

			6,815,835

		Commercial Services - 0.1%
	55,000	Cardtronics, Inc. 5.13%, 08/01/2022	56,237
		United Rentals North America, Inc.
	40,000	4.63%, 07/15/2023	41,300
	5,000	5.50%, 05/15/2027(5)	4,975

			102,512

		Construction Materials - 0.8%
	10,000	Boise Cascade Co. 5.63%, 09/01/2024(3)	10,113
	200,000	CRH America, Inc. 5.13%, 05/18/2045(3)	220,509
	15,000	Eagle Materials, Inc. 4.50%, 08/01/2026	15,119
	260,000	Grupo Cementos de Chihuahua S.A.B. de C.V. 8.13%, 02/08/2020(3)	273,650
	60,000	Norbord, Inc. 6.25%, 04/15/2023(3)	63,750
		Standard Industries, Inc.
	35,000	5.38%, 11/15/2024(3)	36,181
	80,000	6.00%, 10/15/2025(3)	85,396

			704,718

		Diversified Financial Services - 0.5%
	150,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 4.50%, 05/15/2021	155,925
	35,000	Aircastle Ltd. 5.50%, 02/15/2022	37,537
	65,000	International Lease Finance Corp. 5.88%, 04/01/2019	69,854
		Navient Corp.
	120,000	5.50%, 01/15/2019	122,400
	5,000	6.63%, 07/26/2021	5,038
	30,000	7.25%, 09/25/2023	29,888
	30,000	8.45%, 06/15/2018	32,446

			453,088

		Electric - 0.2%
	110,000	AES Corp. 8.00%, 06/01/2020	128,975
	60,000	NRG Energy, Inc. 6.25%, 07/15/2022	60,150

			189,125

		Engineering & Construction - 0.4%
	310,000	SBA Tower Trust 3.60%, 04/15/2043(3)	311,119

		Entertainment - 0.1%
	10,000	GLP Capital L.P. / GLP Financing II, Inc. 5.38%, 04/15/2026	10,625
		WMG Acquisition Corp.
	20,000	4.88%, 11/01/2024(3)	19,950
	10,000	5.00%, 08/01/2023(3)	10,125

			40,700

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.4% - (continued)
		Environmental Control - 0.2%
$	130,000	Clean Harbors, Inc. 5.25%, 08/01/2020	$132,600

		Forest Products & Paper - 0.2%
		Cascades, Inc.
	20,000	5.50%, 07/15/2022(3)	20,412
	55,000	5.75%, 07/15/2023(3)	55,550
	65,000	Clearwater Paper Corp. 5.38%, 02/01/2025(3)	65,650

			141,612

		Gas - 0.1%
		AmeriGas Partners L.P. / AmeriGas Finance Corp.
	20,000	5.63%, 05/20/2024	20,950
	20,000	5.88%, 08/20/2026	21,000

			41,950

		Healthcare-Products - 0.1%
	25,000	Hologic, Inc. 5.25%, 07/15/2022(3)	26,440
	60,000	Kinetic Concepts, Inc. / KCI USA, Inc. 7.88%, 02/15/2021(3)	64,650

			91,090

		Healthcare-Services - 0.6%
	90,000	Community Health Systems, Inc. 5.13%, 08/01/2021	83,925
	165,000	HCA, Inc. 6.50%, 02/15/2020	182,738
	60,000	LifePoint Health, Inc. 5.88%, 12/01/2023	60,900
	15,000	MEDNAX, Inc. 5.25%, 12/01/2023(3)	15,675
	135,000	Tenet Healthcare Corp. 6.00%, 10/01/2020	142,206

			485,444

		Home Builders - 0.2%
	67,000	CalAtlantic Group, Inc. 5.38%, 10/01/2022	70,434
	60,000	Meritage Homes Corp. 6.00%, 06/01/2025	63,300
	5,000	PulteGroup, Inc. 4.25%, 03/01/2021	5,250

			138,984

		Insurance - 2.2%
EUR	325,000	Achmea B.V. 6.00%, 04/04/2043(4)(9)	391,101
$	295,000	AXA S.A. 6.46%, 12/14/2018(3)(4)(8)	307,596
	25,000	CNO Financial Group, Inc. 5.25%, 05/30/2025	25,250
EUR	400,000	Credit Agricole Assurances S.A. 4.25%, 01/13/2025(4)(8)(9)	435,258
	400,000	Intesa Sanpaolo Vita S.p.A. 4.75%, 12/17/2024(4)(8)(9)	432,565
	300,000	Mapfre S.A. 5.92%, 07/24/2037(4)	339,059
$	5,000	MGIC Investment Corp. 5.75%, 08/15/2023	5,275

			1,936,104

The accompanying notes are an integral part of these financial statements.

216

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.4% - (continued)
		Internet - 0.0%
$	20,000	Netflix, Inc. 4.38%, 11/15/2026(3)	$19,675

		Iron/Steel - 0.1%
		Steel Dynamics, Inc.
	45,000	5.13%, 10/01/2021	46,912
	20,000	5.50%, 10/01/2024	21,100
		United States Steel Corp.
	16,000	6.88%, 04/01/2021	15,805
	36,000	7.38%, 04/01/2020	35,820
	5,000	7.50%, 03/15/2022	4,788

			124,425

		Lodging - 0.1%
	25,000	Hilton Domestic Operating Co., Inc. 4.25%, 09/01/2024(3)	25,063
	90,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.38%, 03/15/2022	92,362

			117,425

		Machinery - Construction & Mining - 0.1%
	50,000	Oshkosh Corp. 5.38%, 03/01/2025	52,250

		Machinery-Diversified - 0.1%
	17,000	Case New Holland Industrial, Inc. 7.88%, 12/01/2017	17,999
	45,000	CNH Industrial Capital LLC 3.38%, 07/15/2019	45,422
	5,000	CNH Industrial N.V. 4.50%, 08/15/2023	5,025

			68,446

		Media - 1.1%
	100,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.25%, 09/30/2022	104,125
	175,000	Charter Communications Operating LLC / Charter Communications Operating Capital 6.48%, 10/23/2045(3)	205,074
	40,000	Charter Communications Operating LLC / Charter Communications Operating Capital 4.91%, 07/23/2025(3)	43,142
		DISH DBS Corp.
	56,000	5.88%, 07/15/2022	57,820
	95,000	6.75%, 06/01/2021	102,066
	120,000	Liberty Interactive LLC 8.25%, 02/01/2030	128,400
		TEGNA, Inc.
	80,000	4.88%, 09/15/2021(3)	83,400
	115,000	5.13%, 07/15/2020	119,600
		Videotron Ltd.
	45,000	5.00%, 07/15/2022	46,969
	80,000	5.38%, 06/15/2024(3)	83,700

			974,296

		Mining - 0.1%
		Freeport-McMoRan, Inc.
	5,000	3.88%, 03/15/2023	4,513
	20,000	4.55%, 11/14/2024	18,350
	15,000	5.40%, 11/14/2034	12,919
	35,000	5.45%, 03/15/2043	29,050

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.4% - (continued)
		Mining - 0.1% - (continued)
$	5,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	$5,281
	25,000	Teck Resources Ltd. 8.50%, 06/01/2024(3)	28,937

			99,050

		Multi-National - 0.0%
INR	1,760,000	International Finance Corp. 7.10%, 03/21/2031	28,071

		Oil & Gas - 0.4%
$	15,000	Antero Resources Corp. 5.63%, 06/01/2023	15,300
		Concho Resources, Inc.
	20,000	5.50%, 04/01/2023	20,460
	25,000	6.50%, 01/15/2022	25,875
		Continental Resources, Inc.
	10,000	4.50%, 04/15/2023	9,525
	40,000	5.00%, 09/15/2022	39,200
		Marathon Oil Corp.
	15,000	3.85%, 06/01/2025	14,484
	5,000	5.20%, 06/01/2045	4,689
	5,000	6.60%, 10/01/2037	5,369
	5,000	6.80%, 03/15/2032	5,435
	50,000	MEG Energy Corp. 7.00%, 03/31/2024(3)	41,000
	45,000	Tesoro Corp. 5.13%, 04/01/2024	46,350
		WPX Energy, Inc.
	35,000	5.25%, 09/15/2024	33,250
	55,000	6.00%, 01/15/2022	54,862

			315,799

		Packaging & Containers - 0.2%
	15,000	Crown Americas LLC / Crown Americas Capital Corp. 4.25%, 09/30/2026(3)	14,719
	65,000	Graphic Packaging International, Inc. 4.88%, 11/15/2022	68,087
	30,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(3)	31,969
	55,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023(3)	56,461

			171,236

		Pipelines - 0.9%
		DCP Midstream LLC
	10,000	5.35%, 03/15/2020(3)	10,300
	15,000	9.75%, 03/15/2019(3)	16,875
		DCP Midstream Operating L.P.
	10,000	2.70%, 04/01/2019	9,775
	5,000	3.88%, 03/15/2023	4,862
	21,000	4.95%, 04/01/2022	21,525
	15,000	5.60%, 04/01/2044	14,062
	130,000	Energy Transfer Equity L.P. 7.50%, 10/15/2020	141,700
	345,000	Energy Transfer Partners L.P. 5.95%, 10/01/2043	355,059
		MPLX L.P.
	40,000	4.88%, 12/01/2024	41,834
	40,000	4.88%, 06/01/2025	41,726

The accompanying notes are an integral part of these financial statements.

217

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.4% - (continued)
		Pipelines - 0.9% - (continued)
$	125,000	Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. 6.25%, 10/15/2022	$132,500
		Williams Cos., Inc.
	5,000	3.70%, 01/15/2023	4,838
	10,000	7.88%, 09/01/2021	11,600

			806,656

		REITS - 0.0%
	30,000	Corrections Corp. of America 4.13%, 04/01/2020	28,050

		Retail - 0.1%
	80,000	Group 1 Automotive, Inc. 5.00%, 06/01/2022	79,800
	30,000	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 5.25%, 06/01/2026(3)	31,275

			111,075

		Savings & Loans - 0.2%
GBP	150,000	Nationwide Building Society 6.88%, 06/20/2019(4)(8)(9)	180,479

		Semiconductors - 0.1%
		Sensata Technologies B.V.
$	55,000	5.00%, 10/01/2025(3)	56,375
	5,000	5.63%, 11/01/2024(3)	5,300

			61,675

		Shipbuilding - 0.0%
	10,000	Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025(3)	10,519

		Software - 0.1%
		First Data Corp.
	15,000	5.00%, 01/15/2024(3)	15,225
	65,000	5.38%, 08/15/2023(3)	67,275
		MSCI, Inc.
	10,000	4.75%, 08/01/2026(3)	10,075
	25,000	5.75%, 08/15/2025(3)	26,579

			119,154

		Telecommunications - 0.8%
	110,000	AT&T, Inc. 4.75%, 05/15/2046	107,643
	20,000	Frontier Communications Corp. 10.50%, 09/15/2022	20,800
	240,000	Mobile Telesystems OJSC via MTS International Funding Ltd. 5.00%, 05/30/2023(3)	248,112
	55,000	Nokia Oyj 6.63%, 05/15/2039	59,400
		Sprint Communications, Inc.
	132,000	7.00%, 03/01/2020(3)	143,550
	53,000	9.00%, 11/15/2018(3)	58,300
	50,000	T-Mobile USA, Inc. 6.63%, 11/15/2020	51,375
		Telecom Italia Capital S.A.
	11,000	6.00%, 09/30/2034	10,945
	15,000	7.72%, 06/04/2038	16,538

			716,663

		Total Corporate Bonds (cost $16,097,758)	$15,882,321

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.3%
		Argentina - 0.2%
EUR	270,000	Argentine Republic Government International Bond 2.26%, 12/31/2038(10)	$187,320

		Brazil - 1.4%
		Brazil Notas do Tesouro Nacional
BRL	2,596,248	6.00%, 05/15/2017(11)	810,782
	970,285	6.00%, 08/15/2022(11)	303,919
	343,000	10.00%, 01/01/2021	103,156

			1,217,857

		Chile - 0.0%
CLP	5,000,000	Bonos de la Tesoreria de la Republica en pesos 6.00%, 01/01/2020	8,188

		Colombia - 0.3%
		Colombian TES
COP	630,546,800	4.25%, 05/17/2017(11)	211,816
	96,800,000	10.00%, 07/24/2024	37,833

			249,649

		Hungary - 0.0%
$	30,000	Hungary Government International Bond 6.38%, 03/29/2021	34,609

		India - 0.1%
INR	3,920,000	International Finance Corp. 7.80%, 06/03/2019	61,020

		Indonesia - 0.7%
		Indonesia Treasury Bond
IDR	3,274,000,000	8.25%, 07/15/2021	262,964
	3,412,000,000	8.38%, 03/15/2024	277,709
	839,000,000	8.38%, 09/15/2026	68,413

			609,086

		Malaysia - 0.1%
MYR	240,000	Malaysia Government Bond 3.80%, 09/30/2022	58,049

		Mexico - 0.1%
MXN	1,159,500	Mexican Bonos 10.00%, 12/05/2024	76,291

		Peru - 0.0%
PEN	30,000	Peru Government Bond 8.20%, 08/12/2026	10,564

		Poland - 0.1%
PLN	305,000	Poland Government Bond 2.00%, 04/25/2021	76,472

		Romania - 0.0%
RON	60,000	Romania Government Bond 5.75%, 04/29/2020	16,519

		Saudi Arabia - 0.4%
$	331,000	Saudi Government International Bond 4.50%, 10/26/2046(3)	325,621

		South Africa - 0.3%
ZAR	1,120,000	South Africa Government Bond 7.00%, 02/28/2031	69,102
$	200,000	South Africa Government International Bond 4.30%, 10/12/2028	193,940

			263,042

The accompanying notes are an integral part of these financial statements.

218

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.3% - (continued)
		Thailand - 0.5%
THB	13,945,000	Bank of Thailand 1.49%, 02/23/2018	$397,979
	1,615,000	Thailand Government Bond 3.63%, 06/16/2023	50,821

			448,800

		Turkey - 0.1%
TRY	170,000	Turkey Government Bond 9.40%, 07/08/2020	54,693

		Total Foreign Government Obligations (cost $3,646,660)	$3,697,780

MUNICIPAL BONDS - 1.4%
		General - 1.1%
$	250,000	Chicago Transit Authority 6.90%, 12/01/2040	$322,592

		Puerto Rico Commonwealth Government Employees Retirement System
	555,000	6.15%, 07/01/2038	202,575
	530,000	6.20%, 07/01/2039	193,450
	530,000	6.30%, 07/01/2043	193,450
	120,000	6.55%, 07/01/2058	43,800

			955,867

		Higher Education - 0.3%
	190,000	University of California 4.60%, 05/15/2031	217,527

		Total Municipal Bonds (cost $1,400,982)	$1,173,394

SENIOR FLOATING RATE INTERESTS - 17.2%(12)
		Advertising - 0.1%
	127,410	Acosta Holdco, Inc. 4.25%, 09/26/2021	$122,441

		Aerospace/Defense - 0.6%
	214,277	Fly Funding II S.a.r.l. 3.54%, 08/09/2019	214,680
		TransDigm, Inc.
	197,144	3.75%, 05/14/2022	196,348
	74,813	3.75%, 06/09/2023	74,486

			485,514

		Agriculture - 0.1%
	98,749	Pinnacle Operating Corp. 4.75%, 11/15/2018	82,949

		Biotechnology - 0.1%
	96,000	Alkermes, Inc. 3.59%, 09/25/2019	95,880

		Chemicals - 0.4%
	74,236	Chemours Co. 3.75%, 05/12/2022	73,271
	173,601	Ineos U.S. Finance LLC 3.75%, 05/04/2018	173,867
	114,713	Nexeo Solutions LLC 5.25%, 06/09/2023	115,429

			362,567

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 17.2%(12) - (continued)
		Coal - 0.1%
$	47,611	Arch Coal, Inc. 10.00%, 06/15/2021	$48,603

		Commercial Services - 0.3%
	97,617	Moneygram International, Inc. 4.25%, 03/27/2020	94,688
	139,650	Russell Investment Group 6.75%, 06/01/2023	140,348

			235,036

		Distribution/Wholesale - 0.3%
	154,000	FPC Holdings, Inc. 5.25%, 11/19/2019	138,600
	90,675	PowerTeam Services LLC 4.25%, 05/06/2020	90,448

			229,048

		Electric - 0.5%
	154,613	Calpine Corp. 3.84%, 05/31/2023	155,540
	100,000	Chief Exploration & Development LLC 7.75%, 05/16/2021	95,563
	149,517	Seadrill Partners Finco LLC 4.00%, 02/21/2021	83,076
	105,000	Texas Competitive Electric Holdings Co. LLC 0.05%, 10/17/2017	105,904

			440,083

		Electronics - 0.1%
	119,690	Ceridian LLC 4.50%, 09/15/2020	117,296

		Energy-Alternate Sources - 0.1%
	87,336	EMG Utica LLC 4.75%, 03/27/2020	85,808

		Entertainment - 0.3%
	103,846	Aristocrat Technologies, Inc. 3.63%, 10/20/2021	104,214
	132,638	Scientific Games International, Inc. 6.00%, 10/01/2021	133,135

			237,349

		Food - 0.4%
	152,878	Albertsons LLC 4.50%, 08/25/2021	153,961
	148,875	JBS USA LLC 4.00%, 10/30/2022	148,540

			302,501

		Healthcare-Products - 0.1%
	99,496	Alere, Inc. 4.25%, 06/18/2022	99,067

		Healthcare-Services - 1.1%
	119,756	Catalent Pharma Solutions, Inc. 4.25%, 05/20/2021	120,321
		Community Health Systems, Inc.
	51,505	3.75%, 12/31/2019	48,656
	94,768	4.00%, 01/27/2021	89,390
	104,213	Envision Healthcare Corp. 4.50%, 10/28/2022	104,539
	120,000	inVentiv Health, Inc. 0.00%, 09/28/2023(13)	119,935

The accompanying notes are an integral part of these financial statements.

219

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 17.2%(12) - (continued)
		Healthcare-Services - 1.1% - (continued)
$	42,028	Medpace Holdings, Inc. 4.75%, 04/01/2021	$42,133
	119,597	MPH Acquisition Holdings LLC 5.00%, 06/07/2023	120,830
	102,028	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	99,562
	173,688	U.S. Renal Care, Inc. 5.25%, 12/31/2022	166,143

			911,509

		Household Products/Wares - 0.1%
	60,000	Galleria Co. 3.75%, 01/26/2023	60,356

		Insurance - 1.3%
		Asurion LLC
	106,157	5.00%, 05/24/2019	106,176
	350,395	5.00%, 08/04/2022	351,929
	205,000	8.50%, 03/03/2021	206,451
	106,425	Evertec Group LLC 3.25%, 04/17/2020	105,361
		Sedgwick Claims Management Services, Inc.
	251,050	3.75%, 03/01/2021	249,090
	140,000	6.75%, 02/28/2022	138,775

			1,157,782

		Leisure Time - 0.4%
		Delta 2 (LUX) S.a.r.l.
	200,000	4.75%, 07/30/2021	200,278
	130,000	7.75%, 07/31/2022	130,867

			331,145

		Lodging - 1.0%
	120,000	Boyd Gaming Corp. 3.53%, 09/15/2023	120,833
	459,293	Caesars Entertainment Operating Co. 0.00%, 03/01/2017(6)	508,956
	97,750	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	97,587
	90,594	La Quinta Intermediate Holdings LLC 3.75%, 04/14/2021	90,340

			817,716

		Machinery-Construction & Mining - 0.4%
	215,050	American Rock Salt Holdings LLC 4.75%, 05/20/2021	207,899
	149,621	Headwaters, Inc. 4.00%, 03/24/2022	150,323

			358,222

		Machinery-Diversified - 0.2%
	183,504	Gates Global, Inc. 4.25%, 07/06/2021	180,770

		Media - 1.3%
	132,472	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	131,092
	124,375	Charter Communications Operating LLC 3.50%, 01/24/2023	125,083
	82,237	CSC Holdings LLC 3.88%, 10/11/2024	82,494
	125,125	Getty Images, Inc. 4.75%, 10/18/2019	106,005

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 17.2%(12) - (continued)
		Media - 1.3% - (continued)
$	94,863	ION Media Networks, Inc. 4.75%, 12/18/2020	$95,218
	5,000	Mission Broadcasting, Inc. 0.00%, 09/26/2023(13)	5,019
	60,000	Nexstar Broadcasting, Inc. 0.00%, 09/21/2023(13)	60,225
	195,576	Numericable U.S. LLC 0.00%, 01/13/2025(13)	194,653
	197,500	Tribune Media Co. 3.75%, 12/27/2020	198,438
	140,000	UPC Financing Partnership 4.08%, 08/31/2024	140,641

			1,138,868

		Metal Fabricate/Hardware - 0.2%
	180,138	Rexnord LLC 4.00%, 08/21/2020	180,543

		Mining - 0.1%
	77,891	Minerals Technologies, Inc. 3.75%, 05/09/2021	78,524

		Miscellaneous Manufacturing - 0.3%
	266,778	Sram LLC 4.02%, 04/10/2020	260,109

		Oil & Gas - 0.5%
	115,000	California Resources Corp. 11.38%, 12/31/2021	123,481
	100,000	Chesapeake Energy Corp. 8.50%, 08/23/2021	106,813
	216,021	Pinnacle Holding Co. S.a.r.l. 4.75%, 07/30/2019	172,456
	100,000	Shelf Drilling Holdings Ltd. 10.00%, 10/08/2018	68,500

			471,250

		Packaging & Containers - 0.8%
	149,980	Berry Plastics Group, Inc. 3.75%, 10/01/2022	150,441
	446,315	Reynolds Group Holdings, Inc. 4.25%, 02/05/2023	447,311
	121,037	Signode Industrial Group U.S., Inc. 3.75%, 05/01/2021	120,734

			718,486

		Pharmaceuticals - 0.5%
	158,800	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	158,543
	155,220	PRA Holdings, Inc. 4.50%, 09/23/2020	155,802
	87,985	Vizient, Inc. 5.00%, 02/13/2023	88,892

			403,237

		Pipelines - 0.1%
	96,500	Philadelphia Energy Solutions LLC 6.25%, 04/04/2018	83,352

		Real Estate - 0.1%
	98,750	DTZ U.S. Borrower LLC 4.25%, 11/04/2021	98,462

The accompanying notes are an integral part of these financial statements.

220

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Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 17.2%(12) - (continued)
		Real Estate Investment Trusts - 0.2%
$	104,475	MGM Growth Properties Operating Partnership L.P. 3.50%, 04/25/2023	$104,672
	79,487	Realogy Corp. 3.75%, 07/20/2022	80,100

			184,772

		Retail - 0.8%
	110,957	Michaels Stores, Inc. 3.75%, 01/27/2023	111,770
	150,738	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	138,490
	173,617	Party City Holdings, Inc. 4.20%, 08/19/2022	174,076
	72,647	PetSmart, Inc. 4.00%, 03/11/2022	72,789
	218,265	US Foods, Inc. 4.00%, 06/27/2023	219,551

			716,676

		Semiconductors - 0.2%
	131,570	Avago Technologies Cayman Ltd. 3.54%, 02/01/2023	132,867
	79,980	NXP B.V. 3.41%, 12/07/2020	80,225

			213,092

		Software - 2.7%
	135,403	CDW LLC 3.00%, 08/04/2023	135,959
	197,500	Epicor Software Corp. 4.75%, 06/01/2022	195,093
	547,712	First Data Corp. 3.52%, 03/24/2021	549,903
	189,596	Infor U.S., Inc. 3.75%, 06/03/2020	188,987
		Kronos, Inc.
	311,400	4.50%, 10/30/2019	312,568
	129,617	9.75%, 04/30/2020	131,115
		Magic Newco LLC
	140,000	0.00%, 10/03/2023(13)	141,050
	283,211	6.50%, 12/12/2018	285,051
	105,100	SS&C Technologies, Inc. 4.00%, 07/08/2022	105,855
	249,375	WEX, Inc. 4.25%, 07/01/2023	252,026

			2,297,607

		Telecommunications - 1.0%
	83,667	Entravision Communications Corp. 3.50%, 05/31/2020	83,422
	320,000	Level 3 Financing, Inc. 4.00%, 08/01/2019	321,373
	188,300	Salem Communications Corp. 4.50%, 03/13/2020	184,534
	294,007	Univision Communications, Inc. 4.00%, 03/01/2020	294,403

			883,732

		Transportation - 0.1%
		Kenan Advantage Group, Inc.
	3,160	1.50%, 01/31/2017(14)	3,144
	62,233	4.00%, 07/31/2022	61,921

			65,065

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 17.2%(12) - (continued)
		Trucking & Leasing - 0.3%
$	272,996	Consolidated Container Co. LLC 5.00%, 07/03/2019	$271,175

		Total Senior Floating Rate Interests (cost $14,902,381)	$14,826,592

U.S. GOVERNMENT AGENCIES - 66.7%
		FHLMC - 11.6%
	11,550	0.01%, 11/15/2036(15)	10,656
	142,418	3.00%, 08/01/2029	150,018
	67,075	3.00%, 03/15/2033(7)	7,995
	378,000	3.13%, 12/25/2027(4)	383,002
	570,000	3.38%, 04/25/2028(4)	583,332
	337,821	3.50%, 08/01/2034	357,535
	3,100,000	3.50%, 11/01/2046(16)	3,253,426
	243,960	4.00%, 07/15/2027(7)	24,954
	284,404	4.00%, 05/01/2042	305,244
	82,243	4.00%, 08/01/2042	88,784
	126,994	4.00%, 09/01/2042	137,094
	54,010	4.00%, 07/01/2044	57,759
	43,788	4.00%, 06/01/2045	46,953
	169,213	4.00%, 01/01/2046	181,133
	95,023	4.00%, 02/01/2046	101,710
	2,400,000	4.00%, 11/01/2046(16)	2,567,156
	310,000	4.43%, 04/25/2029(4)	306,006
	70,412	4.50%, 03/15/2041	83,567
	210,919	4.75%, 07/15/2039	230,871
	19,893	5.50%, 08/15/2033	22,077
	424,188	5.50%, 12/01/2037	482,160
	494,008	5.50%, 01/01/2039	560,945
	69,093	6.50%, 07/15/2036	78,491

			10,020,868

		FNMA - 47.1%
	88,213	0.01%, 06/25/2036(15)	79,447
	329,127	1.88%, 04/25/2055(4)(7)	20,738
	5,000	2.44%, 01/01/2023	5,142
	64,357	2.50%, 06/25/2028(7)	5,520
	5,300,000	2.50%, 11/01/2031(16)	5,453,617
	395,000	2.65%, 06/01/2025	405,590
	700,000	2.69%, 04/01/2025	720,902
	500,000	2.70%, 07/01/2025	514,918
	232,174	2.78%, 02/01/2027	239,660
	204,167	2.82%, 07/01/2025	212,205
	441,149	3.00%, 01/25/2028(7)	41,158
	189,220	3.00%, 04/25/2028(7)	19,797
	3,800,000	3.00%, 11/01/2031(16)	3,976,641
	3,400,000	3.00%, 11/01/2046(16)	3,500,406
	3,400,000	3.00%, 12/01/2046(16)	3,493,633
	30,000	3.16%, 12/01/2026	31,868
	50,000	3.21%, 05/01/2023	53,475
	24,884	3.24%, 12/01/2026	26,584
	48,146	3.26%, 05/01/2024	51,316
	193,914	3.30%, 12/01/2026	207,725
	24,899	3.34%, 04/01/2024	26,851
	9,737	3.45%, 01/01/2024	10,548
	9,673	3.47%, 01/01/2024	10,491
	117,168	3.50%, 05/25/2030(7)	13,749
	304,931	3.50%, 01/01/2046	320,171
	14,400,000	3.50%, 11/01/2046(16)	15,117,751

The accompanying notes are an integral part of these financial statements.

221

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 66.7% - (continued)
		FNMA - 47.1% - (continued)
$	24,081	3.67%, 08/01/2023	$26,327
	5,000	3.70%, 10/01/2023	5,495
	10,000	3.76%, 03/01/2024	11,026
	15,000	3.86%, 12/01/2025	16,699
	5,000	3.86%, 11/01/2023	5,560
	23,915	3.87%, 10/01/2025	26,577
	34,164	3.89%, 05/01/2030	37,803
	35,000	3.93%, 10/01/2023	38,697
	9,671	3.96%, 05/01/2034	10,769
	9,945	3.97%, 05/01/2029	11,173
	279,538	4.00%, 10/01/2040	299,178
	127,945	4.00%, 11/01/2040	137,344
	91,169	4.00%, 12/01/2040	97,877
	45,314	4.00%, 02/01/2041	48,683
	109,842	4.00%, 03/01/2041	117,957
	60,649	4.00%, 03/25/2042(7)	8,908
	57,161	4.00%, 08/01/2042	61,297
	103,426	4.00%, 09/01/2042	111,052
	53,523	4.00%, 04/01/2045	57,303
	71,413	4.00%, 05/01/2045	76,443
	51,843	4.00%, 06/01/2045	55,506
	3,600,000	4.00%, 11/01/2046(16)	3,854,812
	18,748	4.06%, 10/01/2028	21,328
	62,399	4.50%, 07/25/2027(7)	7,129
	282,287	4.50%, 10/01/2040	308,884
	127,296	4.50%, 10/01/2041	139,185
	109,117	4.50%, 09/01/2043	119,190
	37,338	5.46%, 05/25/2042(4)(7)	4,444
	109,066	5.50%, 04/25/2035	122,760
	47,122	5.50%, 04/25/2037	53,212
	209,667	5.50%, 06/25/2042(7)	48,543
	177,314	6.00%, 09/01/2039	202,965

			40,704,029

		GNMA - 8.0%
	1,200,000	3.00%, 11/01/2046(16)	1,248,780
	100,000	3.00%, 12/01/2046(16)	103,967
	3,700,000	3.50%, 11/01/2046(16)	3,918,531
	53,448	4.00%, 05/16/2042(7)	9,041
	564,065	4.50%, 09/20/2041	619,955
	110,305	5.00%, 06/15/2041	123,242
	157,269	5.00%, 10/16/2041(7)	26,029
	218,046	5.00%, 03/15/2044	244,076
	2,295	6.00%, 08/15/2032	2,625
	165,380	6.00%, 06/15/2036	192,035
	57,065	6.00%, 08/15/2036	65,724
	41,965	6.00%, 12/15/2038	48,004
	122,366	6.00%, 01/15/2039	139,977
	125,535	6.00%, 12/15/2040	143,637

			6,885,623

		Total U.S. Government Agencies (cost $57,433,681)	$57,610,520

U.S. GOVERNMENT SECURITIES - 6.5%
		U.S. Treasury Securities - 6.5%
		U.S. Treasury Bonds - 3.4%
	22,286	2.13%, 02/15/2040(11)	$29,085
	32,994	2.13%, 02/15/2041(11)	43,398
	58,623	0.75%, 02/15/2042(11)	58,989

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 6.5% - (continued)
		U.S. Treasury Securities - 6.5% - (continued)
		U.S. Treasury Bonds - 3.4% - (continued)
$	91,027	0.75%, 02/15/2045(11)	$91,449
	107,475	1.38%, 02/15/2044(11)	124,489
	198,047	2.38%, 01/15/2025(11)	234,484
	1,234,896	2.38%, 01/15/2027(11)(17)	1,501,328
	205,286	2.50%, 01/15/2029(11)	257,827
	453,000	2.50%, 02/15/2046	444,489
	6,784	3.38%, 04/15/2032(11)	9,832
	37,228	3.63%, 04/15/2028(11)	50,873
	80,578	3.88%, 04/15/2029(11)	114,773

			2,961,016

		U.S. Treasury Notes - 3.1%
	208,380	0.13%, 04/15/2018(11)	210,368
	159,317	0.13%, 04/15/2019(11)	161,859
	145,013	0.13%, 04/15/2020(11)	147,771
	69,168	0.13%, 01/15/2022(11)	70,532
	162,336	0.13%, 07/15/2022(11)	166,035
	337,028	0.13%, 01/15/2023(11)(17)	341,856
	281,981	0.13%, 07/15/2024(11)	284,847
	124,192	0.38%, 07/15/2023(11)	128,379
	20,312	0.38%, 07/15/2025(11)	20,851
	92,899	0.63%, 01/15/2024(11)	97,049
	27,000	1.00%, 05/31/2018	27,075
	49,545	1.13%, 01/15/2021(11)	52,653
	235,231	1.25%, 07/15/2020(11)	251,170
	41,325	1.38%, 07/15/2018(11)	43,003
	94,670	1.38%, 01/15/2020(11)	100,392
	530,000	3.25%, 03/31/2017(18)	536,168

			2,640,008

		Total U.S. Government Securities (cost $5,502,241)	$5,601,024

COMMON STOCKS - 0.3%
		Energy - 0.3%
	3,427	Arch Coal, Inc.•	$251,473
	2,426	Templar Energy LLC Class A(1)(2)	24,262

			275,735

		Utilities - 0.0%
	1,667	TCEH Corp.	25,339
	100,000	TCEH Corp.•(1)(2)	—

			25,339

		Total Common Stocks (cost $265,675)	$301,074

		Total Long-Term Investments (cost $129,121,831)	$128,587,737

SHORT-TERM INVESTMENTS - 5.6%
		Foreign Government Obligations - 1.0%
		Romania Treasury Bills
RON	430,000	0.55%, 08/28/2017	$104,261
	710,000	0.57%, 08/28/2017	172,152
	2,330,000	0.58%, 06/26/2017	565,535

			841,948

The accompanying notes are an integral part of these financial statements.

222

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 5.6% - (continued)
		Other Investment Pools & Funds - 4.6%
$	3,995,494	Fidelity Institutional Government Fund, Institutional Class	$3,995,494

		Total Short-Term Investments (cost $4,861,072)	$4,837,442

Total Investments Excluding Purchased Options (cost $133,982,903)	154.6%	$133,425,179

Total Purchased Options (cost $4,040)	0.0%	$88

Total Investments (cost $133,986,943)^	154.6%	$133,425,267
Other Assets and Liabilities	(54.6)%	(47,097,682)

Total Net Assets	100.0%	$86,327,585

The accompanying notes are an integral part of these financial statements.

223

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $134,032,695 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,703,240
Unrealized Depreciation	(2,310,668)

Net Unrealized Depreciation	$(607,428)

•	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of these securities was $24,262, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
10/2016	100,000	TCEH Corp.	$—
09/2016	2,426	Templar Energy LLC Class A	20,774

			$20,774

At October 31, 2016, the aggregate value of these securities was $24,262, which represents 0.0% of total net assets.

(3)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $23,255,200, which represents 26.9% of total net assets.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(5)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $159,982 at October 31, 2016.

(6)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(7)	Securities disclosed are interest-only strips.

(8)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(9)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $4,920,664, which represents 5.7% of total net assets.

(10)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(11)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(12)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2016.

The accompanying notes are an integral part of these financial statements.

224

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

(13)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(14)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2016, the aggregate value of the unfunded commitment was $3,144, which rounds to zero percent of total net assets.

(15)	Securities disclosed are principal-only strips.

(16)	Represents or includes a TBA transaction.

(17)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(18)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

OTC Option Contracts Outstanding at October 31, 2016
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Puts
CNH Put/JPY Call	GSC	14.93 JPY per CNH	11/10/16	CNH	1,462,000	$88	$4,041	$(3,953)

Total purchased option contracts						$88	$4,041	$(3,953)

Futures Contracts Outstanding at October 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Eurodollar 3-Month Future	106	12/18/2017	$26,209,309	$26,197,900	$(11,409)
U.S. Treasury 10-Year Ultra Note Future	13	12/20/2016	1,877,913	1,839,703	(38,210)
U.S. Treasury 5-Year Note Future	64	12/30/2016	7,775,630	7,731,000	(44,630)
U.S. Ultra Bond Future	5	12/20/2016	934,267	879,688	(54,579)

Total					$(148,828)

Short position contracts:
Euro-BOBL Future	3	12/08/2016	$434,146	$431,778	$2,368
Euro-Bund Future	23	12/08/2016	4,136,133	4,094,510	41,623
Eurodollar 3-Month Future	106	09/17/2018	26,183,658	26,164,775	18,883
U.S. Treasury 10-Year Note Future	176	12/20/2016	22,930,438	22,814,000	116,438
U.S. Treasury 2-Year Note Future	109	12/30/2016	23,766,707	23,777,328	(10,621)

Total					$168,691

Total futures contracts					$19,863

The accompanying notes are an integral part of these financial statements.

225

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	JPM	USD	114,177	(0.32)%	07/25/45	$21,625	$—	$21,753	$128
ABX.HE.AAA.06-1	JPM	USD	33,829	(0.18)%	07/25/45	752	—	755	3
ABX.HE.AAA.06-1	MSC	USD	28,322	(0.18)%	07/25/45	635	—	632	(3)
ABX.HE.AAA.06-1	BOA	USD	7,867	(0.18)%	07/25/45	428	—	176	(252)
ABX.HE.AAA.06-1	GSC	USD	14,161	(0.18)%	07/25/45	1,275	—	317	(958)
ABX.HE.AAA.07-1	GSC	USD	102,569	(0.09)%	08/25/37	23,755	—	25,291	1,536
ABX.HE.AAA.07-1	MSC	USD	509,183	(0.09)%	08/25/37	124,861	—	125,553	692
ABX.HE.AAA.07-1	JPM	USD	36,632	(0.09)%	08/25/37	8,960	—	9,032	72
ABX.HE.AAA.07-1	CSI	USD	260,086	(0.09)%	08/25/37	69,262	—	64,132	(5,130)
ABX.HE.PENAAA.06-2	MSC	USD	130,536	(0.11)%	05/25/46	15,169	—	14,779	(390)
ABX.HE.PENAAA.06-2	JPM	USD	172,918	(0.11)%	05/25/46	20,047	—	19,578	(469)
ABX.HE.PENAAA.06-2	GSC	USD	103,412	(0.11)%	05/25/46	25,853	—	11,708	(14,145)
CDX.EM.26	BCLY	USD	2,377,000	(1.00)%	12/20/21	138,840	—	149,702	10,862
CMBX.NA.A.7	JPM	USD	220,000	(2.00)%	01/17/47	8,626	—	9,307	681
CMBX.NA.AA.7	CSI	USD	90,000	(1.50)%	01/17/47	2,845	—	2,196	(649)
CMBX.NA.AA.7	CSI	USD	255,000	(1.50)%	01/17/47	8,060	—	6,221	(1,839)
CMBX.NA.AA.7	CSI	USD	255,000	(1.50)%	01/17/47	8,060	—	6,221	(1,839)
CMBX.NA.AA.7	CSI	USD	295,000	(1.50)%	01/17/47	9,324	—	7,197	(2,127)
CMBX.NA.AA.8	MSC	USD	120,000	(1.50)%	10/17/57	4,881	—	4,962	81
CMBX.NA.AJ.4	DEUT	USD	197,319	(0.96)%	02/17/51	36,372	—	49,540	13,168
CMBX.NA.AJ.4	MSC	USD	712,322	(0.96)%	02/17/51	177,239	—	178,857	1,618
CMBX.NA.AJ.4	JPM	USD	434,102	(0.96)%	02/17/51	107,853	—	108,987	1,134
CMBX.NA.AJ.4	CSI	USD	226,917	(0.96)%	02/17/51	56,455	—	56,976	521
CMBX.NA.AS.6	CSI	USD	290,000	(1.00)%	05/11/63	3,131	—	967	(2,164)
CMBX.NA.AS.6	CSI	USD	350,000	(1.00)%	05/11/63	3,779	—	1,167	(2,612)
CMBX.NA.AS.7	GSC	USD	195,000	(1.00)%	01/17/47	4,316	—	1,907	(2,409)
CMBX.NA.AS.7	CSI	USD	380,000	(1.00)%	01/17/47	7,011	—	3,727	(3,284)
CMBX.NA.AS.7	GSC	USD	275,000	(1.00)%	01/17/47	7,864	—	2,475	(5,389)
CMBX.NA.AS.8	DEUT	USD	95,000	(1.00)%	10/17/57	7,027	—	2,191	(4,836)
CMBX.NA.BBB.7	GSC	USD	105,000	(3.00)%	01/17/47	9,164	—	8,865	(299)
CMBX.NA.BBB.7	CSI	USD	140,000	(3.00)%	01/17/47	13,757	—	11,831	(1,926)
CMBX.NA.BBB.7	CSI	USD	160,000	(3.00)%	01/17/47	15,722	—	13,521	(2,201)
CMBX.NA.BBB.7	MSC	USD	175,000	(3.00)%	01/17/47	18,208	—	14,789	(3,419)
CMBX.NA.BBB.7	DEUT	USD	75,000	(3.00)%	01/17/47	5,542	—	6,332	790
CMBX.NA.BBB.7	MSC	USD	105,000	(3.00)%	01/17/47	8,805	—	8,873	68
CMBX.NA.BBB.7	GSC	USD	60,000	(3.00)%	01/17/47	5,476	—	4,926	(550)
CMBX.NA.BBB.7	DEUT	USD	80,000	(3.00)%	01/17/47	7,713	—	6,754	(959)
CMBX.NA.BBB.7	GSC	USD	110,000	(3.00)%	01/17/47	10,380	—	9,287	(1,093)
CMBX.NA.BBB.7	GSC	USD	120,000	(3.00)%	01/17/47	11,590	—	10,131	(1,459)
CMBX.NA.BBB.7	DEUT	USD	80,000	(3.00)%	01/17/47	10,062	—	6,754	(3,308)
CMBX.NA.BBB.7	GSC	USD	75,000	(3.00)%	01/17/47	10,581	—	6,332	(4,249)
CMBX.NA.BBB.7	MSC	USD	695,000	(3.00)%	01/17/47	68,300	—	58,734	(9,566)

Total						$1,099,605	$—	$1,053,435	$(46,170)

Sell protection:
CMBX.NA.AAA.6	MSC	USD	7,997,662	0.50%	05/11/63	—	(188,885)	(42,710)	146,175
CMBX.NA.AAA.6	DEUT	USD	874,744	0.50%	05/11/63	—	(21,322)	(4,672)	16,650
CMBX.NA.AAA.6	GSC	USD	1,034,698	0.50%	05/11/63	—	(12,005)	(5,526)	6,479
CMBX.NA.AAA.6	MSC	USD	1,853,458	0.50%	05/11/63	—	(15,875)	(9,898)	5,977
CMBX.NA.AAA.6	JPM	USD	974,715	0.50%	05/11/63	—	(9,209)	(5,205)	4,004
CMBX.NA.AAA.6	MSC	USD	446,869	0.50%	05/11/63	—	(3,075)	(2,386)	689
CMBX.NA.BB.6	MSC	USD	1,072,000	5.00%	05/11/63	—	(199,109)	(164,664)	34,445
CMBX.NA.BB.6	CSI	USD	110,000	5.00%	05/11/63	—	(20,430)	(16,897)	3,533
CMBX.NA.BB.6	CSI	USD	110,000	5.00%	05/11/63	—	(20,430)	(16,897)	3,533
CMBX.NA.BB.6	CSI	USD	105,000	5.00%	05/11/63	—	(19,501)	(16,128)	3,373
CMBX.NA.BB.6	CSI	USD	105,000	5.00%	05/11/63	—	(19,501)	(16,128)	3,373

The accompanying notes are an integral part of these financial statements.

226

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Credit Default Swap Contracts Outstanding at October 31, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Sell protection: - (continued)
CMBX.NA.BB.6	CSI	USD	125,000	5.00%	05/11/63	$—	$(22,309)	$(19,200)	$3,109
CMBX.NA.BB.6	CSI	USD	56,000	5.00%	05/11/63	—	(10,401)	(8,602)	1,799
CMBX.NA.BB.6	GSC	USD	82,000	5.00%	05/11/63	—	(9,609)	(12,584)	(2,975)
CMBX.NA.BB.6	GSC	USD	240,000	5.00%	05/11/63	—	(26,503)	(36,832)	(10,329)
CMBX.NA.BB.8	GSC	USD	210,000	5.00%	10/17/57	—	(64,626)	(57,013)	7,613
CMBX.NA.BB.8	MSC	USD	428,000	5.00%	10/17/57	—	(121,153)	(116,258)	4,895
CMBX.NA.BB.8	CSI	USD	215,000	5.00%	10/17/57	—	(60,856)	(58,401)	2,455
CMBX.NA.BB.8	CSI	USD	215,000	5.00%	10/17/57	—	(60,856)	(58,401)	2,455
CMBX.NA.BB.8	MSC	USD	55,000	5.00%	10/17/57	—	(16,007)	(14,932)	1,075
CMBX.NA.BB.8	CSI	USD	85,000	5.00%	10/17/57	—	(24,059)	(23,088)	971
CMBX.NA.BB.8	MSC	USD	50,000	5.00%	10/17/57	—	(14,531)	(13,575)	956
CMBX.NA.BB.8	GSC	USD	15,000	5.00%	10/17/57	—	(4,486)	(4,072)	414
CMBX.NA.BB.8	GSC	USD	15,000	5.00%	10/17/57	—	(4,227)	(4,073)	154
CMBX.NA.BB.8	GSC	USD	59,000	5.00%	10/17/57	—	(9,427)	(16,018)	(6,591)
CMBX.NA.BB.8	MLI	USD	50,000	5.00%	10/17/57	—	(6,021)	(13,575)	(7,554)
CMBX.NA.BB.8	GSC	USD	50,000	5.00%	10/17/57	—	(5,869)	(13,575)	(7,706)
CMBX.NA.BB.8	BOA	USD	115,000	5.00%	10/17/57	—	(14,665)	(31,222)	(16,557)
CMBX.NA.BB.8	UBS	USD	125,000	5.00%	10/17/57	—	(14,345)	(33,936)	(19,591)
CMBX.NA.BB.8	BOA	USD	130,000	5.00%	10/17/57	—	(11,878)	(35,294)	(23,416)
CMBX.NA.BB.8	BOA	USD	145,000	5.00%	10/17/57	—	(10,108)	(39,367)	(29,259)
CMBX.NA.BB.9	GSC	USD	115,000	5.00%	09/15/58	—	(31,971)	(28,074)	3,897
CMBX.NA.BB.9	GSC	USD	55,000	5.00%	09/15/58	—	(15,290)	(13,426)	1,864
CMBX.NA.BB.9	GSC	USD	55,000	5.00%	09/15/58	—	(15,158)	(13,426)	1,732
CMBX.NA.BB.9	BOA	USD	55,000	5.00%	09/17/58	—	(15,448)	(13,427)	2,021
CMBX.NA.BB.9	JPM	USD	60,000	5.00%	09/17/58	—	(16,399)	(14,648)	1,751
CMBX.NA.BB.9	BOA	USD	55,000	5.00%	09/17/58	—	(15,032)	(13,427)	1,605
CMBX.NA.BBB.8	GSC	USD	240,000	3.00%	10/17/57	—	(35,168)	(40,423)	(5,255)
PrimeX.ARM.2	MSC	USD	232,531	4.58%	12/25/37	8,639	—	3,266	(5,373)
PrimeX.ARM.2	JPM	USD	75,007	4.58%	12/25/37	3,198	—	1,038	(2,160)

Total						$11,837	$(1,185,744)	$(1,043,676)	$130,231

Total traded indices						$1,111,442	$(1,185,744)	$9,759	$84,061

Credit default swaps on single-name issues:
Sell protection:
Russian Government International Bond	BCLY	USD	230,000	1.00%/2.04%	06/20/21	$—	$(11,978)	$(10,226)	$1,752
South Africa Government International Bond	BOA	USD	235,000	1.00%/2.40%	12/20/21	—	(16,155)	(15,455)	700

Total						$—	$(28,133)	$(25,681)	$2,452

Total single-name issues						$—	$(28,133)	$(25,681)	$2,452

Total OTC contracts						$1,111,442	$(1,213,877)	$(15,922)	$86,513

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

The accompanying notes are an integral part of these financial statements.

227

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.26	USD	50,000	(5.00)%	06/20/21	$(798)	$(2,403)	$(1,605)
CDX.NA.HY.26	USD	560,000	(5.00)%	06/20/21	(19,997)	(26,916)	(6,919)
CDX.NA.HY.27	USD	4,165,000	(5.00)%	12/20/21	(147,868)	(161,618)	(13,750)
CDX.NA.IG.26	USD	2,385,000	(1.00)%	06/20/21	(18,926)	(32,821)	(13,895)

Total					$(187,589)	$(223,758)	$(36,169)

Credit default swaps on indices:
Sell protection:
CDX.NA.HY.27	USD	1,965,000	5.00%	12/20/21	$71,193	$76,251	$5,058
ITRAXX.XOV.26	EUR	1,116,000	5.00%	12/20/21	98,753	99,572	819

Total					$169,946	$175,823	$5,877

Total					$(17,643)	$(47,935)	$(30,292)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Cross Currency Swap Contracts Outstanding at October 31, 2016
Receive	Pay	Maturity Date(1)	Counter- party	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 3.12% based on the notional amount of currency delivered	03/16/22	DEUT	USD 92,103	CNH 624,000	$—	$(1,459)	$58	$1,517
Fixed Rate equal to 3.12% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	03/16/22	DEUT	CNH 624,000	USD 92,103	1,459	—	2,451	992

Total						$1,459	$(1,459)	$2,509	$2,509

(1)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2016
Counter-party	Payments made by Fund		Payments received by Fund	Notional Amount	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BCLY	1.89% Fixed	CPURNSA	USD	4,459,000	07/15/24	$—	$—	$47,061	$47,061
GSC	6M LIBOR	6.26% Fixed	INR	20,565,000	09/12/21	—	—	(1,347)	(1,347)

Total						$—	$—	$45,714	$45,714

The accompanying notes are an integral part of these financial statements.

228

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2016
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)

12M Federal Funds Rate	1.00% Fixed	USD	3,727,000	09/29/26	$88,640	$—	$81,111	$(7,529)

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/30/16	HSBC	$438,119	$439,338	$1,219
AUD	Buy	11/30/16	SSG	392,537	392,971	434
AUD	Buy	11/30/16	SSG	439,195	436,297	(2,898)
AUD	Sell	11/30/16	HSBC	418,688	415,014	3,674
AUD	Sell	11/30/16	DEUT	208,624	207,507	1,117
AUD	Sell	11/30/16	CSFB	207,858	206,747	1,111
BRL	Sell	12/02/16	GSC	301,802	311,727	(9,925)
BRL	Sell	12/02/16	MSC	783,203	806,456	(23,253)
CAD	Buy	11/30/16	BMO	1,297,722	1,290,043	(7,679)
CHF	Sell	11/30/16	CSFB	221,119	220,637	482
CHF	Sell	11/30/16	CSFB	221,096	220,636	460
CHF	Sell	11/30/16	BNP	440,222	442,285	(2,063)
CNY	Buy	12/21/16	RBS	83,803	83,270	(533)
COP	Sell	12/21/16	SSG	76,712	74,656	2,056
COP	Sell	12/21/16	SSG	139,218	138,919	299
EUR	Buy	11/30/16	HSBC	439,601	444,024	4,423
EUR	Buy	11/30/16	CBK	438,079	438,530	451
EUR	Buy	11/30/16	RBC	21,949	21,982	33
EUR	Buy	03/15/17	CBK	127,650	127,033	(617)
EUR	Buy	03/15/17	UBS	85,997	82,848	(3,149)
EUR	Buy	03/15/17	BOA	114,591	110,464	(4,127)
EUR	Buy	03/15/17	UBS	728,177	682,665	(45,512)
EUR	Sell	11/30/16	BNP	212,289	212,120	169
EUR	Sell	11/30/16	BOA	441,810	441,826	(16)
EUR	Sell	11/30/16	JPM	32,626	32,973	(347)
EUR	Sell	11/30/16	BNP	219,685	220,913	(1,228)
EUR	Sell	11/30/16	CSFB	219,615	220,913	(1,298)
EUR	Sell	11/30/16	HSBC	441,713	444,024	(2,311)
EUR	Sell	11/30/16	CBK	3,547,218	3,576,375	(29,157)
EUR	Sell	12/21/16	BOA	185,592	181,567	4,025
EUR	Sell	03/15/17	BOA	583,903	577,724	6,179
EUR	Sell	03/15/17	BOA	106,639	104,941	1,698
EUR	Sell	03/15/17	BOA	311,771	320,345	(8,574)
GBP	Buy	11/30/16	SSG	659,249	662,569	3,320
GBP	Sell	11/30/16	HSBC	219,927	220,448	(521)
GBP	Sell	11/30/16	GSC	659,484	662,568	(3,084)
GBP	Sell	11/30/16	CBK	1,054,738	1,061,825	(7,087)
HUF	Buy	12/21/16	SCB	33,731	33,092	(639)
IDR	Sell	12/21/16	HSBC	134,903	137,656	(2,753)
IDR	Sell	12/21/16	JPM	401,637	406,354	(4,717)
JPY	Buy	11/30/16	GSC	476,839	478,803	1,964
JPY	Sell	11/30/16	CBK	963,925	957,597	6,328
JPY	Sell	11/30/16	CSFB	243,002	242,651	351
JPY	Sell	11/30/16	GSC	242,994	242,652	342
PHP	Buy	12/21/16	RBS	2,497	2,477	(20)
RON	Sell	06/26/17	CBK	581,707	570,038	11,669
RON	Sell	08/28/17	JPM	181,215	173,834	7,381
RON	Sell	08/28/17	BNP	109,624	105,280	4,344
RUB	Buy	06/21/17	CBK	28,530	29,573	1,043
THB	Sell	12/21/16	RBS	401,059	400,092	967
TRY	Sell	12/21/16	BOA	139,897	137,422	2,475

The accompanying notes are an integral part of these financial statements.

229

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
ZAR	Buy	12/21/16	GSC	$219,645	$229,685	$10,040
ZAR	Sell	12/21/16	GSC	54,018	57,385	(3,367)
ZAR	Sell	12/21/16	GSC	162,469	172,301	(9,832)

Total						$(96,653)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
ITRAXX.XOV	Markit iTraxx Index—Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EM	Emerging Markets
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
PAC	Planned Amortization Class
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

230

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Energy	$275,735	$251,473	$—	$24,262
Utilities	25,339	25,339	—	—
Asset & Commercial Mortgage Backed Securities	29,495,032	—	29,495,032	—
Corporate Bonds	15,882,321	—	15,882,321	—
Foreign Government Obligations	3,697,780	—	3,697,780	—
Municipal Bonds	1,173,394	—	1,173,394	—
Senior Floating Rate Interests	14,826,592	—	14,826,592	—
U.S. Government Agencies	57,610,520	—	57,610,520	—
U.S. Government Securities	5,601,024	—	5,601,024	—
Short-Term Investments	4,837,442	3,995,494	841,948	—
Purchased Options	88	—	88	—
Foreign Currency Contracts(2)	78,054	—	78,054	—
Futures Contracts(2)	179,312	179,312	—	—
Swaps - Credit Default(2)	306,680	—	306,680	—
Swaps - Cross Currency(2)	2,509	—	2,509	—
Swaps - Interest Rate(2)	47,061	—	47,061	—

Total	$134,038,883	$4,451,618	$129,563,003	$24,262

Liabilities
Foreign Currency Contracts(2)	$(174,707)	$—	$(174,707)	$—
Futures Contracts(2)	(159,449)	(159,449)	—	—
Swaps - Credit Default(2)	(250,459)	—	(250,459)	—
Swaps - Interest Rate(2)	(8,876)	—	(8,876)	—

Total	$(593,491)	$(159,449)	$(434,042)	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Common Stocks	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$—	$204,262	$204,262
Purchases	20,774	—	20,774
Sales	—	—	—
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	3,488	—	3,488
Transfers into Level 3	—	—	—
Transfers out of Level 3(1)	—	(204,262)	(204,262)

Ending balance	$24,262	$—	$24,262

(1)	For the year ended October 31, 2016, investments valued at $204,262 were transferred from Level 3 to Level 2 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable inputs.

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $3,488.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

231

The Hartford World Bond Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1%
		Bermuda - 0.0%
$	396,000	Cal Funding II Ltd. 3.47%, 10/25/2027(1)	$387,207

		Canada - 0.2%
	5,200,000	CARDS II Trust 1.24%, 07/15/2021(1)(2)	5,218,784

		Cayman Islands - 3.0%
	5,000,000	A Voce CLO Ltd. 2.34%, 07/15/2026(1)(2)	4,987,950
	4,615,000	American Money Management Corp. 2.33%, 07/27/2026(1)(2)	4,614,114
		Apidos CLO
	2,900,000	1.98%, 04/15/2025(1)(2)	2,886,863
	3,380,000	2.29%, 07/22/2026(1)(2)	3,380,581
	3,840,000	2.33%, 01/19/2025(1)(2)	3,844,155
		Ares CLO Ltd.
	1,526,925	1.73%, 04/20/2023(1)(2)	1,517,333
	3,845,000	2.40%, 04/17/2026(1)(2)	3,847,592
	2,725,000	Babson CLO Ltd. 1.98%, 04/20/2025(1)(2)	2,717,354
		Carlyle Global Market Strategies Ltd.
	3,390,000	2.00%, 07/15/2025(1)(2)	3,382,715
	875,000	2.03%, 04/18/2025(1)(2)	873,636
		Cent CLO Ltd.
	2,335,000	2.27%, 11/07/2026(1)(2)	2,333,053
	3,970,000	2.36%, 01/25/2026(1)(2)	3,963,739
	2,780,000	2.38%, 07/27/2026(1)(2)	2,776,875
	4,555,000	CIFC Funding Ltd. 2.38%, 04/18/2025(1)(2)	4,561,750
		Dryden Senior Loan Fund
	3,990,000	2.23%, 04/18/2026(1)(2)	3,987,985
	7,900,000	2.36%, 07/15/2026(1)(2)	7,915,508
	2,455,000	Eaton Vance CLO Ltd. 2.33%, 07/15/2026(1)(2)	2,457,740
	250,000	Galaxy CLO Ltd. 2.43%, 01/24/2027(1)(2)	249,950
	4,130,000	Limerock CLO Ltd. 2.38%, 04/18/2026(1)(2)	4,126,721
		LSTAR Securities Investment Trust
	997,567	2.53%, 09/01/2021(1)(2)	985,297
	2,755,000	2.53%, 10/01/2021(1)(2)(3)	2,717,408
		Madison Park Funding Ltd.
	3,735,000	2.16%, 10/23/2025(1)(2)	3,731,407
	2,390,000	2.33%, 01/19/2025(1)(2)	2,391,957
	3,760,000	2.38%, 07/20/2026(1)(2)	3,776,747
	4,245,000	Neuberger Berman CLO Ltd. 2.24%, 08/04/2025(1)(2)	4,254,814
	650,000	Oaktree EIF II Ltd. 2.37%, 02/15/2026(1)(2)	649,889
	4,455,000	OCP CLO Ltd. 2.41%, 04/17/2027(1)(2)	4,462,467
		OZLM Funding Ltd.
	3,880,000	2.38%, 01/17/2026(1)(2)	3,897,572
	3,995,000	2.43%, 04/17/2026(1)(2)	4,004,660
	500,000	Race Point CLO Ltd. 2.39%, 04/15/2027(1)(2)	501,046
	1,555,000	Seneca Park CLO Ltd. 2.36%, 07/17/2026(1)(2)	1,555,190
	2,435,000	Sheridan Square CLO Ltd. 2.05%, 04/15/2025(1)(2)	2,428,102
	2,850,000	Sound Point CLO Ltd. 2.54%, 10/20/2028(1)(2)	2,861,622

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		Cayman Islands - 3.0% - (continued)
$	1,725,000	Voya CLO Ltd. 2.33%, 07/17/2026(1)(2)	$1,726,302
	3,975,000	Zais CLO Ltd. 2.41%, 10/15/2028(1)(2)	3,940,251

			108,310,345

		United Kingdom - 0.0%
GBP	425,000	Canary Wharf Finance II plc 5.95%, 10/22/2037(4)	655,892

		United States - 10.9%
		Adjustable Rate Mortgage Trust
$	641,063	0.80%, 11/25/2035(2)	592,146
	226,846	1.03%, 01/25/2036(2)	194,655
	975,000	Ally Auto Receivables Trust 2.01%, 08/17/2020	981,043
		Alternative Loan Trust
	799,450	0.80%, 01/25/2036(2)	658,373
	404,332	0.85%, 11/25/2035(2)	324,843
	569,183	0.93%, 10/25/2036(2)	351,385
	492,468	1.03%, 12/25/2035(2)	323,826
	787,339	5.50%, 12/25/2035	659,624
	838,916	5.75%, 05/25/2036	648,786
	408,188	6.00%, 05/25/2036	309,345
	683,687	6.50%, 08/25/2037	444,452
	1,103,865	American Credit Acceptance Receivables Trust 3.96%, 05/15/2019(1)	1,110,380
		American Home Mortgage Assets Trust
	116,619	0.66%, 03/25/2047(2)	89,756
	1,000,049	0.72%, 09/25/2046(2)	753,408
	664,683	0.72%, 10/25/2046(2)	510,170
	536,084	1.46%, 10/25/2046(2)	374,380
		AmeriCredit Automobile Receivables Trust
	109,838	1.69%, 11/08/2018	109,895
	1,780,000	2.35%, 12/10/2018	1,785,708
	1,433,570	Angel Oak Mortgage Trust I LLC 3.50%, 07/25/2046(1)(5)	1,433,091
		Banc of America Commercial Mortgage Trust
	2,475,000	3.12%, 09/15/2048(1)(2)	1,352,719
	1,521,095	5.49%, 02/10/2051	1,555,401
		Banc of America Funding Trust
	1,665,832	0.76%, 02/20/2047(2)	1,466,276
	294,494	5.77%, 05/25/2037(2)	263,277
	349,279	5.85%, 01/25/2037(5)	296,498
	643,412	6.05%, 10/25/2036(5)	561,970
		Banc of America Mortgage Trust
	1,522,713	3.23%, 09/25/2035(2)	1,458,392
	874,895	3.25%, 07/25/2033(2)	874,631
	1,375,000	Bayview Opportunity Master Trust 1.70%, 10/27/2027	1,368,751
		Bear Stearns Adjustable Rate Mortgage Trust
	1,487,528	2.46%, 08/25/2035(2)	1,481,752
	1,229,552	3.07%, 10/25/2035(2)	1,216,147
	1,024,764	3.22%, 07/25/2036(2)	892,086
	1,070,280	4.66%, 06/25/2047(2)	973,298
		Bear Stearns Alt-A Trust
	579,539	0.85%, 08/25/2036(2)	441,395

The accompanying notes are an integral part of these financial statements.

232

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		United States - 10.9% - (continued)
$	1,796,230	1.03%, 01/25/2036(2)	$1,547,751
	631,738	3.18%, 09/25/2035(2)	566,382
		Bear Stearns Mortgage Funding Trust
	1,912,187	0.71%, 10/25/2036(2)	1,552,304
	551,851	0.73%, 02/25/2037(2)	446,002
		Cabela’s Master Credit Card Trust
	1,805,000	1.19%, 08/16/2021(1)(2)	1,812,267
	1,790,000	2.25%, 07/17/2023	1,815,507
	555,000	Capital Auto Receivables Asset Trust 2.43%, 09/21/2020	562,321
		CarMax Auto Owner Trust
	2,410,000	1.88%, 11/15/2019	2,422,628
	1,120,000	1.93%, 11/15/2019	1,129,299
	1,745,000	2.08%, 01/15/2020	1,752,729
	110,820	CD Mortgage Trust 5.89%, 11/15/2044(2)	113,278
	1,935,000	CFCRE Commercial Mortgage Trust 3.83%, 12/15/2047	2,080,544
	2,647,032	Chase Mortgage Finance Trust 2.76%, 12/25/2035(2)	2,421,917
	199,966	ChaseFlex Trust 5.50%, 06/25/2035	177,718
		CHL Mortgage Pass-Through Trust
	1,244,602	1.21%, 03/25/2035(2)	973,454
	540,694	2.82%, 03/20/2036(2)	439,908
	2,181,157	2.93%, 06/20/2035(2)	2,035,107
	1,929,483	3.04%, 04/25/2037(2)	1,745,162
	792,642	3.13%, 09/25/2047(2)	702,089
	1,240,497	Chrysler Capital Auto Receivables Trust 1.27%, 03/15/2019(1)	1,241,315
		Citigroup Commercial Mortgage Trust
	365,000	3.62%, 07/10/2047	391,496
	770,000	4.40%, 03/10/2047(1)(2)	536,652
	477,246	Citigroup Mortgage Loan Trust 3.00%, 07/25/2036(2)	338,385
	550,202	Cobalt CMBS Commercial Mortgage Trust 5.25%, 08/15/2048	549,542
	1,837,644	COLT Mortgage Loan Trust 2.75%, 09/25/2046(1)(2)	1,849,076
	3,372,439	Commercial Mortgage Loan Trust 6.09%, 12/10/2049(2)	3,459,520
		Commercial Mortgage Pass-Through Certificates
	34,419,737	0.99%, 02/10/2047(2)(6)	1,198,888
	1,080,000	4.24%, 02/10/2047(2)	1,200,482
	1,795,000	4.75%, 10/15/2045(1)(2)	1,110,513
		Commercial Mortgage Trust
	2,605,000	2.85%, 10/15/2045	2,701,244
	1,590,000	3.10%, 03/10/2046	1,659,641
	2,415,000	3.46%, 08/10/2048(2)	1,774,183
	2,675,000	3.53%, 12/10/2047	2,853,595
	465,000	3.61%, 06/10/2046(2)	499,375
	1,785,000	3.61%, 10/10/2048	1,907,631
	2,320,000	3.63%, 10/10/2048	2,471,308
	3,810,000	3.69%, 08/10/2047	4,067,019
	2,230,000	3.80%, 08/10/2047	2,412,890
	2,140,000	4.02%, 07/10/2045	2,344,385
	2,950,000	4.05%, 04/10/2047	3,238,825
	1,280,000	4.07%, 02/10/2047(2)	1,409,191

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		United States - 10.9% - (continued)
$	4,425,085	4.23%, 07/10/2045(2)	$4,933,224
	1,885,000	4.57%, 10/15/2045(1)(2)	1,282,139
	314,765	5.74%, 12/10/2049	321,929
		Countrywide Alternative Loan Trust
	676,507	0.67%, 04/25/2047(2)	577,058
	820,992	1.33%, 12/25/2035(2)	633,843
	1,256,110	Countrywide Home Loans, Inc. 2.80%, 11/20/2035(2)	1,048,708
	248,610	CPS Auto Trust 1.94%, 03/16/2020(1)	248,785
		Credit Suisse Commercial Mortgage Trust
	780,299	5.75%, 03/25/2036	711,812
	70,000	6.06%, 02/15/2041(2)	71,889
	43,989	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	39,688
		CSAIL Commercial Mortgage Trust
	53,962,692	0.89%, 06/15/2057(2)(6)	2,840,736
	14,999,039	0.96%, 04/15/2050(2)(6)	858,215
	4,775,000	3.72%, 08/15/2048	5,154,494
	3,165,000	3.81%, 11/15/2048	3,412,732
	2,337,080	CSMC Trust 3.50%, 08/25/2043(1)(2)	2,370,603
	901,275	DB Master Finance LLC 3.26%, 02/20/2045(1)	903,933
	1,183,201	DBUBS Mortgage Trust 0.85%, 11/10/2046(1)(2)(6)	25,245
	1,805,000	Discover Card Execution Note Trust 1.45%, 03/15/2021	1,811,469
		DSLA Mortgage Loan Trust
	145,640	0.89%, 01/19/2045(2)	125,031
	2,211,150	1.43%, 03/19/2046(2)	1,797,651
	1,700,000	DT Auto Owner Trust 1.88%, 05/15/2019(1)	1,700,907
		Enterprise Fleet Financing LLC
	1,419,110	1.51%, 03/20/2019(1)	1,419,196
	1,500,000	2.09%, 02/22/2021(1)	1,510,655
	559,592	Exeter Automobile Receivables Trust 1.54%, 11/15/2019(1)	559,008
		First Investors Auto Owner Trust
	712,171	1.49%, 01/15/2020(1)	712,399
	475,000	1.53%, 11/16/2020(1)	475,062
	500,000	Ford Credit Floorplan Master Owner Trust 1.69%, 09/15/2019	500,664
		FREMF Mortgage Trust
	1,195,000	3.39%, 07/25/2022(1)(2)	1,174,961
	1,190,000	3.72%, 10/25/2048(1)(2)	1,177,371
	825,000	GE Commercial Mortgage Corp. 5.61%, 12/10/2049(2)	816,701
	2,718,771	GLS Auto Receivables Trust 2.73%, 10/15/2020(1)	2,721,380
		GMAC Mortgage Corp. Loan Trust
	438,580	3.41%, 09/19/2035(2)	400,072
	758,950	3.41%, 04/19/2036(2)	674,694
	1,260,000	GreatAmerica Leasing Receivables 1.86%, 08/15/2020(1)	1,263,125
	975,000	Green Tree Agency Advance Funding Trust 3.10%, 10/15/2048(1)	977,437

The accompanying notes are an integral part of these financial statements.

233

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		United States - 10.9% - (continued)
		GreenPoint Mortgage Funding Trust
$	572,714	0.69%, 02/25/2037(2)	$514,387
	550,760	1.05%, 10/25/2045(2)	476,298
		GS Mortgage Securities Trust
	3,750,000	3.27%, 11/10/2048	2,931,858
	2,470,000	3.38%, 05/10/2045	2,630,244
	5,705,000	3.38%, 05/10/2050	6,004,158
	2,330,000	3.58%, 06/10/2047(1)	1,372,064
	615,000	3.67%, 04/10/2047(1)	320,329
	1,742,000	3.72%, 01/10/2047(1)	977,091
	4,725,242	4.07%, 01/10/2047	5,199,498
	2,650,000	4.51%, 11/10/2047(1)(2)	2,119,143
	1,875,000	4.87%, 04/10/2047(1)(2)	1,321,551
		GSAA Home Equity Trust
	655,130	0.58%, 12/25/2046(2)	409,604
	3,120,199	0.60%, 12/25/2046(2)	1,696,598
	1,570,053	0.61%, 02/25/2037(2)	877,013
	2,545,410	0.63%, 03/25/2037(2)	1,371,877
	2,339,625	0.65%, 05/25/2047(2)	1,765,673
	1,227,926	0.71%, 11/25/2036(2)	609,524
	1,017,693	0.75%, 05/25/2047(2)	773,986
	1,729,582	0.76%, 04/25/2047(2)	1,150,227
	1,843,890	0.85%, 04/25/2047(2)	1,263,345
	685,424	5.88%, 09/25/2036(5)	357,824
	541,235	5.99%, 06/25/2036(2)	272,243
		GSR Mortgage Loan Trust
	3,748,507	2.97%, 01/25/2036(2)	3,469,115
	1,508,986	3.19%, 10/25/2035(2)	1,321,457
	268,433	3.20%, 05/25/2037(2)	218,930
	768,295	3.23%, 07/25/2035(2)	709,204
		HarborView Mortgage Loan Trust
	1,709,053	0.72%, 01/19/2038(2)	1,467,670
	2,654,034	0.77%, 12/19/2036(2)	1,972,464
	204,926	0.86%, 09/19/2035(2)	164,374
	1,726,856	1.23%, 01/19/2035(2)	1,130,527
	462,239	1.53%, 10/25/2037(2)	430,062
	1,065,000	Huntington Auto Trust 1.95%, 06/15/2021	1,070,728
	540,000	Hyundai Automotive Receivables Trust 2.10%, 11/15/2019	541,988
	617,371	Impac CMB Trust 1.33%, 10/25/2034(2)	591,070
		IndyMac INDA Mortgage Loan Trust
	1,243,967	3.10%, 12/25/2036(2)	1,097,426
	291,299	3.35%, 09/25/2036(2)	230,941
		IndyMac Index Mortgage Loan Trust
	1,469,457	0.73%, 10/25/2036(2)	1,245,699
	75,595	0.77%, 07/25/2035(2)	65,989
	739,011	0.81%, 07/25/2035(2)	594,398
	1,581,539	0.93%, 07/25/2046(2)	948,987
	452,391	3.04%, 08/25/2035(2)	361,878
	1,535,924	JP Morgan Chase Commercial Mortgage Securities Corp. 4.42%, 12/15/2047(1)(2)	1,229,305
		JP Morgan Chase Commercial Mortgage Securities Trust
	4,608,982	2.03%, 02/12/2051(2)	4,497,031
	3,059,000	2.73%, 10/15/2045(1)(2)	1,713,254
	950,000	2.83%, 10/15/2045	983,200
	700,000	4.00%, 08/15/2046(1)(2)	572,254
	2,501,109	4.17%, 08/15/2046	2,721,918
	3,484,933	5.72%, 02/12/2049(2)	3,524,794

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		United States - 10.9% - (continued)
		JP Morgan Mortgage Trust
$	1,776,620	2.97%, 08/25/2036(2)	$1,614,567
	918,588	2.98%, 11/25/2035(2)	856,537
	1,477,830	2.99%, 05/25/2036(2)	1,334,588
	1,510,951	3.00%, 09/25/2044(1)(2)	1,544,518
	323,634	3.01%, 10/25/2036(2)	302,892
	2,599,219	3.10%, 02/25/2035(2)	2,631,775
	209,777	6.00%, 01/25/2037	171,699
		JPMBB Commercial Mortgage Securities Trust
	69,179,946	0.86%, 09/15/2047(2)(6)	2,530,478
	1,895,000	3.60%, 11/15/2048	2,016,144
	2,340,000	3.74%, 10/15/2048(1)(2)	1,717,971
	845,000	3.78%, 08/15/2047	912,173
		Lehman XS Trust
	724,908	0.72%, 11/25/2046(2)	597,768
	998,891	1.38%, 09/25/2047(2)	818,112
	2,060,000	Lendmark Funding Trust 3.26%, 04/21/2025(1)	2,059,766
	1,597,294	Long Beach Mortgage Loan Trust 1.15%, 08/25/2033(2)	1,465,857
		LSTAR Securities Investment Trust
	2,599,966	2.53%, 01/01/2020(1)(2)	2,586,967
	900,412	2.53%, 03/01/2020(1)(2)	888,727
	2,132,384	2.53%, 04/01/2020(1)(2)	2,103,064
	2,967,765	2.53%, 05/01/2020(1)(2)	2,918,013
	1,095,526	2.53%, 08/01/2020(1)(2)	1,093,878
	2,949,178	2.53%, 12/01/2021(1)(2)	2,937,172
	786,178	Luminent Mortgage Trust 0.79%, 11/25/2035(2)	706,975
	968,119	MASTR Adjustable Rate Mortgages Trust 0.77%, 05/25/2037(2)	596,833
		Merrill Lynch Mortgage Investors Trust
	4,502,975	2.72%, 12/25/2034(2)	4,503,977
	135,837	2.82%, 05/25/2033(2)	133,089
	986,649	3.10%, 07/25/2035(2)	765,357
	954,199	Mill City Mortgage Loan Trust 2.50%, 04/25/2057(1)(2)	961,525
	1,421,263	Morgan Stanley Asset-Backed Securities Capital I, Inc. Trust 0.68%, 06/25/2036(2)	1,242,414
		Morgan Stanley Bank of America Merrill Lynch Trust
	13,240,010	1.12%, 10/15/2048(2)(6)	947,574
	1,480,000	2.92%, 02/15/2046	1,529,432
	3,840,000	3.06%, 10/15/2048(1)	2,734,483
	2,090,000	3.13%, 12/15/2048	2,178,224
	2,930,000	4.08%, 07/15/2046(2)	3,233,192
	1,505,000	4.50%, 08/15/2045(1)	1,084,615
		Morgan Stanley Capital I Trust
	2,990,449	3.24%, 03/15/2045	3,152,562
	1,555,000	5.16%, 07/15/2049(1)(2)	1,225,151
	100,000	5.43%, 09/15/2047(1)(2)	111,832
	1,374,823	5.57%, 12/15/2044	1,403,735
	47,596	5.64%, 06/11/2042(2)	48,436
	504,860	6.28%, 01/11/2043(2)	526,720
	2,728,000	6.28%, 01/11/2043(1)(2)	2,707,427
		Morgan Stanley Mortgage Loan Trust
	1,793,937	0.70%, 11/25/2036(2)	793,861
	548,916	2.77%, 06/25/2037(2)	369,565
	208,867	3.09%, 05/25/2036(2)	145,999

The accompanying notes are an integral part of these financial statements.

234

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		United States - 10.9% - (continued)
$	1,076,212	Morgan Stanley Re-Remic Trust 5.79%, 08/15/2045(1)(2)	$1,081,761
		Nationstar HECM Loan Trust
	1,393,516	2.01%, 08/25/2026(1)	1,386,343
	473,169	2.24%, 06/25/2026(1)	475,091
	590,124	2.88%, 11/25/2025(1)	590,360
		New Residential Mortgage Loan Trust
	725,655	3.25%, 09/25/2056(1)(2)	744,588
	991,436	3.75%, 11/26/2035(1)(2)	1,028,988
	863,304	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.54%, 06/25/2036(2)	647,422
		NRZ Advance Receivables Trust
	4,690,000	2.58%, 10/15/2049(1)	4,689,996
	2,755,000	3.20%, 11/15/2047(1)	2,768,476
	3,220,000	3.30%, 08/17/2048(1)	3,236,979
	3,905,000	Ocwen Master Advance Receivables Trust 3.21%, 11/15/2047(1)	3,910,159
	845,000	OneMain Financial Issuance Trust 3.66%, 02/20/2029(1)	863,844
	406,608	Prime Mortgage Trust 5.50%, 06/25/2036	381,100
	697,286	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	657,434
	2,930,769	Renaissance Home Equity Loan Trust 1.05%, 03/25/2034(2)	2,833,221
		Residential Accredit Loans, Inc.
	879,368	0.83%, 04/25/2036(2)	631,528
	796,685	1.32%, 09/25/2046(2)	564,923
	1,861,390	1.83%, 11/25/2037(2)	1,269,760
	456,590	Residential Asset Securitization Trust 0.98%, 03/25/2035(2)	358,759
		Residential Funding Mortgage Securities, Inc.
	3,013,579	3.25%, 08/25/2035(2)	2,230,422
	635,120	3.47%, 04/25/2037(2)	539,783
	142,295	5.75%, 01/25/2036	114,179
	184,384	6.00%, 04/25/2037	163,268
	231,011	6.00%, 07/25/2037	213,333
		Sequoia Mortgage Trust
	1,928,847	1.19%, 06/20/2033(2)	1,821,901
	707,959	4.70%, 07/20/2037(2)	621,312
		SFAVE Commercial Mortgage Securities Trust
	1,935,000	3.87%, 01/05/2043(1)(2)	1,954,040
	3,015,000	4.14%, 01/05/2043(1)(2)	3,088,905
	1,262,479	Skopos Auto Receivables Trust 3.55%, 02/15/2020(1)	1,262,950
	1,453,804	Social Professional Loan Program 2.72%, 10/27/2036(1)	1,482,581
	1,395,000	SoFi Consumer Loan Program LLC 3.05%, 12/26/2025(1)	1,395,832
		Springleaf Funding Trust
	812,710	2.41%, 12/15/2022(1)	813,628
	3,510,000	3.16%, 11/15/2024(1)	3,544,659
	3,215,000	3.48%, 05/15/2028(1)	3,244,665
		Springleaf Mortgage Loan Trust
	1,152,108	1.78%, 12/25/2065(1)(2)	1,147,186
	920,000	3.52%, 12/25/2065(1)(2)	923,676
	2,770,000	3.79%, 09/25/2057(1)(2)	2,764,709

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		United States - 10.9% - (continued)
		Structured Adjustable Rate Mortgage Loan Trust
$	903,174	0.83%, 09/25/2034(2)	$782,126
	1,793,908	2.99%, 06/25/2035(2)	1,562,665
	577,757	Structured Asset Mortgage Investments II Trust 0.76%, 02/25/2036(2)	463,482
	1,253,945	Structured Asset Securities Corp. 5.75%, 06/25/2035	1,179,393
	313,726	Structured Asset Securities Corp. Mortgage Pass-Through Ctertificates 3.21%, 11/25/2033(2)	308,409
	820,167	TAL Advantage LLC 2.83%, 02/22/2038(1)	787,596
	1,944,272	Terwin Mortgage Trust 1.47%, 12/25/2034(2)	1,844,832
	1,106,874	Thornburg Mortgage Securities Trust 2.37%, 04/25/2045(2)	1,108,655
		Towd Point Mortgage Trust
	1,755,639	2.25%, 08/25/2055(1)(2)	1,758,271
	1,410,431	2.25%, 07/25/2056(1)(2)	1,412,055
	3,371,919	2.75%, 04/25/2055(1)(2)	3,418,445
	1,093,515	2.75%, 05/25/2055(1)(2)	1,107,993
	1,077,626	2.75%, 08/25/2055(1)(2)	1,095,519
	1,748,707	3.00%, 03/25/2054(1)(2)	1,783,206
		UBS-Barclays Commercial Mortgage Trust
	5,950,000	3.19%, 03/10/2046	6,218,278
	1,550,000	3.24%, 04/10/2046	1,624,859
	1,095,000	4.09%, 03/10/2046(1)(2)	763,723
	1,250,767	United Auto Credit Securitization Trust 1.67%, 09/10/2018(1)	1,251,034
		WaMu Mortgage Pass-Through Certificates Trust
	962,639	0.95%, 06/25/2044(2)	891,968
	2,199,644	0.95%, 07/25/2044(2)	2,089,797
	245,244	1.33%, 12/25/2046(2)	189,990
	1,822,723	2.00%, 01/25/2037(2)	1,519,112
	867,924	2.20%, 11/25/2046(2)	779,596
	1,953,839	2.57%, 06/25/2037(2)	1,745,866
	839,383	2.81%, 08/25/2036(2)	745,968
	2,244,585	2.83%, 10/25/2036(2)	1,956,528
	2,450,449	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 0.62%, 02/25/2037(2)	1,555,506
		Wells Fargo Commercial Mortgage Trust
	2,845,000	2.88%, 05/15/2048(1)(2)	1,449,025
	3,900,000	2.92%, 10/15/2045	4,067,249
	1,890,000	3.36%, 09/15/2058(1)	1,131,371
	375,000	4.10%, 05/15/2048(2)	303,410
		Wells Fargo Mortgage Backed Securities Trust
	1,745,000	3.07%, 10/25/2035(2)	1,664,631
	976,330	3.13%, 12/28/2037(2)	895,334
	338,481	3.23%, 10/25/2036(2)	312,147
		Westlake Automobile Receivables Trust
	79,312	1.17%, 03/15/2018(1)	79,307
	320,000	1.57%, 06/17/2019(1)	320,573

The accompanying notes are an integral part of these financial statements.

235

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		United States - 10.9% - (continued)
$	3,440,000	2.45%, 01/15/2021(1)	$3,471,330
	4,070,000	2.46%, 01/18/2022(1)	4,067,154
	1,765,000	3.29%, 09/15/2021(1)	1,792,293
	1,830,000	4.40%, 05/17/2021(1)	1,859,450
		WF-RBS Commercial Mortgage Trust
	15,456,438	1.39%, 03/15/2047(2)(6)	964,984
	1,430,000	2.88%, 12/15/2045	1,483,982
	915,000	3.07%, 03/15/2045	956,214
	875,000	3.72%, 05/15/2047	942,227
	2,430,000	4.00%, 05/15/2047	2,660,773
	1,370,000	4.05%, 03/15/2047	1,500,927
	395,160	4.10%, 03/15/2047	435,041
	830,000	4.90%, 06/15/2044(1)(2)	931,250
	515,000	5.00%, 06/15/2044(1)(2)	446,674
	810,000	5.00%, 04/15/2045(1)(2)	480,459
	935,000	5.58%, 04/15/2045(1)(2)	956,139
	590,000	Wheels SPV LLC 1.59%, 05/20/2025(1)	591,045
	535,000	World Omni Auto Receivables Trust 2.15%, 08/15/2022	541,828

			395,814,490

		Total Asset & Commercial Mortgage Backed Securities (cost $512,830,517)	$510,386,718

CORPORATE BONDS - 25.6%
		Argentina - 0.1%
	1,820,000	Cablevision S.A. 6.50%, 06/15/2021(1)	$1,892,800

		Australia - 0.1%
	4,000,000	BHP Billiton Finance USA Ltd. 1.63%, 02/24/2017	4,005,400

		Bermuda - 0.0%
	560,000	Aircastle Ltd. 5.00%, 04/01/2023	579,600

		British Virgin Islands - 0.1%
	2,280,000	Gerdau Trade, Inc. 4.75%, 04/15/2023(1)	2,202,366

		Canada - 0.4%
	2,435,000	Bombardier, Inc. 6.13%, 01/15/2023(1)	2,113,629
		MEG Energy Corp.
	1,130,000	6.38%, 01/30/2023(1)	932,250
	1,370,000	7.00%, 03/31/2024(1)	1,123,400
	125,000	New Gold, Inc. 6.25%, 11/15/2022(1)	126,250
		Teck Resources Ltd.
	1,800,000	8.00%, 06/01/2021(1)	1,966,500
	3,135,000	8.50%, 06/01/2024(1)	3,628,762
	1,300,000	Telesat Canada / Telesat LLC 6.00%, 05/15/2017(1)	1,301,625
		Valeant Pharmaceuticals International, Inc.
	3,105,000	5.88%, 05/15/2023(1)	2,445,188
	2,825,000	6.13%, 04/15/2025(1)	2,231,750

			15,869,354

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.6% - (continued)
		Cayman Islands - 0.0%
$	1,650,000	Noble Holding International Ltd. 6.20%, 08/01/2040	$969,375

		Denmark - 0.3%
	10,650,000	Danske Bank A/S 1.42%, 09/06/2019(1)(2)	10,661,960

		France - 0.7%
	2,555,000	BNP Paribas S.A. 7.63%, 03/30/2021(1)(2)(7)	2,669,975
	4,220,000	Credit Agricole S.A. 8.13%, 12/23/2025(1)(2)(7)	4,531,605
	7,000,000	Danone S.A. 2.95%, 11/02/2026(1)	6,987,358
	10,550,000	Orange S.A. 1.63%, 11/03/2019	10,548,787

			24,737,725

		Ireland - 0.2%
		AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust
	1,760,000	3.95%, 02/01/2022	1,793,827
	535,000	4.63%, 10/30/2020	563,088
		Ardagh Packaging Finance plc
EUR	2,450,000	6.75%, 05/15/2024(4)	2,864,305
$	1,636,000	7.25%, 05/15/2024(1)	1,725,980

			6,947,200

		Italy - 0.0%
	430,000	Intesa Sanpaolo S.p.A. 7.70%, 09/17/2025(1)(2)(7)	392,913

		Japan - 0.0%
	1,230,000	SoftBank Group Corp. 4.50%, 04/15/2020(1)	1,263,825

		Luxembourg - 0.8%
	13,225,000	Actavis Funding SCS 1.85%, 03/01/2017	13,255,907

		Altice Financing S.A.
EUR	1,185,000	6.50%, 01/15/2022(4)	1,372,380
$	3,845,000	7.50%, 05/15/2026(1)	3,960,350
	825,000	ArcelorMittal 7.25%, 02/25/2022	936,375
EUR	5,155,000	ARD Finance S.A. (Cash) 6.63%, 09/15/2023(1)(8)	5,519,026
$	1,975,000	Camelot Finance S.A. 7.88%, 10/15/2024(1)	2,019,437
EUR	1,005,000	Cirsa Funding Luxembourg S.A. 5.75%, 05/15/2021(1)	1,164,855

			28,228,330

		Mexico - 0.2%
		Cemex S.A.B. de C.V.
$	1,740,000	6.13%, 05/05/2025(1)	1,800,900
	200,000	7.75%, 04/16/2026(1)	224,120
	3,181,000	Petroleos Mexicanos 5.75%, 03/01/2018	3,340,050

			5,365,070

		Netherlands - 0.7%
	4,000,000	Cimpress N.V. 7.00%, 04/01/2022(1)	4,140,000
	1,445,000	Constellium N.V. 7.88%, 04/01/2021(1)	1,538,925

The accompanying notes are an integral part of these financial statements.

236

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.6% - (continued)
		Netherlands - 0.7% - (continued)
		NXP B.V. / NXP Funding LLC
$	440,000	3.75%, 06/01/2018(1)	$453,200
	1,175,000	4.13%, 06/01/2021(1)	1,254,312
		Petrobras Global Finance B.V.
	2,265,000	4.38%, 05/20/2023	2,052,656
	1,555,000	5.63%, 05/20/2043	1,221,764
	2,865,000	Shell International Finance B.V. 2.00%, 11/15/2018	2,901,142
	13,425,000	Teva Pharmaceutical Finance Netherlands III B.V. 1.40%, 07/20/2018	13,367,326

			26,929,325

		Spain - 0.3%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	1,600,000	7.00%, 02/19/2019(2)(4)(7)	1,697,227
$	2,800,000	9.00%, 05/09/2018(2)(4)(7)	2,908,500
EUR	3,000,000	Banco Santander S.A. 6.25%, 03/12/2019(2)(4)(7)	3,060,906
	1,640,000	NH Hotel Group S.A. 6.88%, 11/15/2019(1)	1,967,739

			9,634,372

		Sweden - 0.2%
$	7,820,000	Svenska Handelsbanken AB 1.33%, 09/06/2019(2)	7,828,813

		Switzerland - 0.1%
	3,270,000	Credit Suisse Group AG 6.25%, 12/18/2024(2)(4)(7)	3,155,550

		Turkey - 0.1%
	2,756,000	Turkiye Is Bankasi 5.50%, 04/21/2022(1)	2,747,087

		United Kingdom - 1.4%
		Anglo American Capital plc
	250,000	3.63%, 05/14/2020(1)	251,250
	1,685,000	4.88%, 05/14/2025(1)	1,714,488
	285,000	9.38%, 04/08/2019(1)	326,325
GBP	550,000	Barclays Bank plc 14.00%, 06/15/2019(2)(4)(7)	828,689
		BP Capital Markets plc
$	8,485,000	1.21%, 11/07/2016(2)	8,485,679
	4,225,000	1.38%, 11/06/2017	4,227,573
	6,475,000	1.49%, 09/26/2018(2)	6,504,882
	1,640,000	Ensco plc 5.75%, 10/01/2044	1,094,700
	2,620,000	HSBC Bank plc 1.50%, 03/31/2017(2)(7)	1,820,900
	6,190,000	Imperial Brands Finance plc 2.05%, 02/11/2018(4)	6,215,348
GBP	625,000	Lloyds Banking Group plc 7.00%, 06/27/2019(2)(4)(7)	764,618
		National Westminster Bank plc
$	1,270,000	1.38%, 01/11/2017(2)(7)	876,300
EUR	725,000	1.85%, 01/05/2017(2)(7)	719,784
GBP	1,050,000	Nationwide Building Society 6.88%, 06/20/2019(2)(4)(7)	1,263,352
		Royal Bank of Scotland Group plc
$	1,430,000	7.50%, 08/10/2020(2)(7)	1,312,025
	925,000	8.63%, 08/15/2021(2)(7)	920,375
		Tesco plc
	2,925,000	2.70%, 01/05/2017(4)	2,926,541
	6,775,000	5.50%, 11/15/2017(1)	7,000,987

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.6% - (continued)
		United Kingdom - 1.4% - (continued)
		Tullow Oil plc
$	545,000	6.00%, 11/01/2020(1)	$506,850
	1,745,000	6.25%, 04/15/2022(1)	1,601,038
GBP	1,225,000	Virgin Media Secured Finance plc 5.50%, 01/15/2021	1,641,844
	215,000	Vue International Bidco plc 7.88%, 07/15/2020(4)	273,423
EUR	810,000	Worldpay Finance plc 3.75%, 11/15/2022(1)	958,089

			52,235,060

		United States - 19.9%
	7,145,000	Activision Blizzard, Inc. 6.13%, 09/15/2023(1)	7,868,431
		AK Steel Corp.
	4,920,000	7.63%, 05/15/2020	4,944,600
	955,000	7.63%, 10/01/2021	950,225
	440,000	8.38%, 04/01/2022	444,400
	2,815,000	Alcatel-Lucent USA, Inc. 6.45%, 03/15/2029	3,103,537
		Alere, Inc.
	2,770,000	6.38%, 07/01/2023(1)	2,853,100
	1,970,000	6.50%, 06/15/2020	1,995,433
	1,050,000	7.25%, 07/01/2018	1,068,375
		Ally Financial, Inc.
	6,125,000	3.25%, 02/13/2018	6,140,312
	1,580,000	8.00%, 12/31/2018	1,734,050
		American Builders & Contractors Supply Co., Inc.
	220,000	5.63%, 04/15/2021(1)	227,150
	680,000	5.75%, 12/15/2023(1)	708,900
	9,225,000	American Electric Power Co., Inc. 1.65%, 12/15/2017	9,249,022
	575,000	Amsurg Corp. 5.63%, 07/15/2022	586,500
		Anadarko Petroleum Corp.
	165,000	4.85%, 03/15/2021	179,128
	110,000	5.55%, 03/15/2026	125,047
	18,413,000	6.38%, 09/15/2017	19,186,346
		Antero Resources Corp.
	380,000	5.38%, 11/01/2021	385,700
	980,000	5.63%, 06/01/2023	999,600
	1,215,000	APX Group, Inc. 7.88%, 12/01/2022	1,278,800
	800,000	Ashtead Capital, Inc. 6.50%, 07/15/2022(1)	839,000
	1,520,000	Avon International Operations, Inc. 7.88%, 08/15/2022(1)	1,634,000
EUR	2,150,000	Axalta Coating Systems LLC 4.25%, 08/15/2024(1)	2,443,349
		Bank of America Corp.
	1,800,000	0.40%, 05/23/2017(2)	1,975,698
$	8,500,000	2.00%, 01/11/2018	8,537,485
	4,700,000	6.88%, 04/25/2018	5,056,072
	4,861,000	Beazer Homes USA, Inc. 8.75%, 03/15/2022(1)	5,164,812
	2,045,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(1)	1,998,988
	1,415,000	BMC East LLC 5.50%, 10/01/2024(1)	1,436,225

The accompanying notes are an integral part of these financial statements.

237

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.6% - (continued)
		United States - 19.9% - (continued)
$	15,675,000	BMW US Capital LLC 1.50%, 04/11/2019(1)	$15,682,681
		Boyd Gaming Corp.
	930,000	6.38%, 04/01/2026(1)	995,100
	6,090,000	6.88%, 05/15/2023	6,516,300
	1,380,000	Builders FirstSource, Inc. 5.63%, 09/01/2024(1)	1,393,800
	5,025,000	California Resources Corp. 8.00%, 12/15/2022(1)	3,391,875
	425,000	Callon Petroleum Co. 6.13%, 10/01/2024(1)	437,750
	1,060,000	CBS Radio, Inc. 7.25%, 11/01/2024(1)	1,101,075
		CDW LLC / CDW Finance Corp.
	1,360,000	5.00%, 09/01/2023	1,396,584
	925,000	6.00%, 08/15/2022	980,500
	2,340,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	2,351,700
	4,090,000	Celgene Corp. 2.25%, 05/15/2019	4,135,685
	3,875,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 6.38%, 09/15/2020(1)	3,991,250
	25,000	Change Healthcare Holdings, Inc. 11.00%, 12/31/2019	26,250
		Chemours Co.
	2,130,000	6.63%, 05/15/2023	2,066,100
	330,000	7.00%, 05/15/2025	320,925
	1,198,875	Chinos Intermediate Holdings A, Inc. (Cash) 7.75%, 05/01/2019(1)(8)	491,539
		CIT Group, Inc.
	1,455,000	4.25%, 08/15/2017	1,473,624
	3,795,000	5.25%, 03/15/2018	3,930,330
	13,650,000	Citigroup, Inc. 1.70%, 04/27/2018	13,656,989
	10,280,000	Citizens Bank NA 2.50%, 03/14/2019	10,428,196
	2,040,000	Cloud Crane LLC 10.13%, 08/01/2024(1)	2,126,700
		CNH Industrial Capital LLC
	3,760,000	4.38%, 11/06/2020	3,844,600
	3,535,000	6.25%, 11/01/2016	3,535,000
		Community Health Systems, Inc.
	3,735,000	6.88%, 02/01/2022	2,847,937
	1,930,000	7.13%, 07/15/2020	1,558,475
	1,865,000	Concho Resources, Inc. 5.50%, 04/01/2023	1,907,895
		Continental Resources, Inc.
	1,585,000	3.80%, 06/01/2024	1,458,200
	200,000	4.50%, 04/15/2023	190,500
	2,070,000	4.90%, 06/01/2044	1,762,088
	480,000	5.00%, 09/15/2022	470,400
	1,530,000	Cox Communications, Inc. 5.88%, 12/01/2016(1)	1,535,643
		CSC Holdings LLC
	1,455,000	7.88%, 02/15/2018	1,553,213
	1,830,000	10.13%, 01/15/2023(1)	2,063,325
	1,695,000	10.88%, 10/15/2025(1)	1,949,250
	2,140,000	Denbury Resources, Inc. 9.00%, 05/15/2021(1)	2,204,200

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.6% - (continued)
		United States - 19.9% - (continued)
EUR	200,000	Deutsche Postbank Funding Trust 5.98%, 06/29/2017(2)(4)(7)	$214,074
		Diamondback Energy, Inc.
$	1,096,000	4.75%, 11/01/2024(1)	1,096,000
	290,000	7.63%, 10/01/2021	307,110
	8,615,000	DISH DBS Corp. 4.25%, 04/01/2018	8,819,606
	1,130,000	Dollar Tree, Inc. 5.75%, 03/01/2023	1,203,450
	2,160,000	Dominion Resources, Inc. 1.90%, 06/15/2018	2,168,554
	2,055,000	Double Eagle Acquisition Sub, Inc. 7.50%, 10/01/2024(1)	2,116,650
	4,300,000	Ecolab, Inc. 3.00%, 12/08/2016	4,308,647
		Endo Finance LLC
	5,455,000	6.00%, 07/15/2023(1)	4,745,850
	3,675,000	6.50%, 02/01/2025(1)	3,096,187
	1,560,000	Energen Corp. 4.63%, 09/01/2021	1,575,600
	2,050,000	Energy Transfer Equity L.P. 5.50%, 06/01/2027	1,998,750
	565,000	Entegris, Inc. 6.00%, 04/01/2022(1)	584,775
	435,000	Envision Healthcare Corp. 5.13%, 07/01/2022(1)	435,000
	150,000	Exelon Corp. 1.55%, 06/09/2017	150,128
	1,960,000	FBM Finance, Inc. 8.25%, 08/15/2021(1)	2,048,200
	1,485,000	FelCor Lodging L.P. 6.00%, 06/01/2025	1,540,688
	9,720,000	Fifth Third Bank 2.30%, 03/15/2019	9,842,744
		First Data Corp.
	3,760,000	5.75%, 01/15/2024(1)	3,816,400
	2,031,000	6.75%, 11/01/2020(1)	2,102,085
	1,655,000	7.00%, 12/01/2023(1)	1,733,613
		Ford Motor Credit Co. LLC
	9,950,000	1.50%, 01/17/2017	9,957,731
	4,625,000	4.25%, 02/03/2017	4,660,770
	435,000	Fresenius Medical Care U.S. Finance II, Inc. 5.63%, 07/31/2019(1)	470,888
	485,000	Frontier Communications Corp. 11.00%, 09/15/2025	496,592
	375,000	Gardner Denver, Inc. 6.88%, 08/15/2021(1)	367,500
	4,600,000	GATX Corp. 1.25%, 03/04/2017	4,601,270
		General Motors Financial Co., Inc.
	7,100,000	2.24%, 05/09/2019(2)	7,144,048
	8,500,000	2.40%, 04/10/2018	8,546,699
	11,675,000	4.75%, 08/15/2017	11,967,377
		GLP Capital L.P. / GLP Financing II, Inc.
	75,000	4.38%, 04/15/2021	78,938
	1,290,000	5.38%, 04/15/2026	1,370,625
		Goldman Sachs Group, Inc.
	6,750,000	1.46%, 06/04/2017(2)	6,759,538
	1,165,000	2.00%, 04/25/2019	1,171,602
	7,050,000	5.95%, 01/18/2018	7,417,559

The accompanying notes are an integral part of these financial statements.

238

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.6% - (continued)
		United States - 19.9% - (continued)
		Gray Television, Inc.
$	875,000	5.13%, 10/15/2024(1)	$848,750
	220,000	5.88%, 07/15/2026(1)	218,900
	475,000	H&E Equipment Services, Inc. 7.00%, 09/01/2022	499,700
	1,800,000	HCA Holdings, Inc. 6.25%, 02/15/2021	1,941,750
	2,530,000	HCA, Inc. 7.50%, 11/15/2095	2,542,650
	515,000	HD Supply, Inc. 5.75%, 04/15/2024(1)	540,750
		Hertz Corp.
	1,550,000	5.50%, 10/15/2024(1)	1,504,895
	946,000	7.38%, 01/15/2021(1)	974,380
	6,200,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.63%, 10/15/2021	6,386,000
	2,698,660	Homer City Generation L.P. (Cash) 8.73%, 10/01/2026(8)	1,052,477
		IMS Health, Inc.
EUR	2,755,000	4.13%, 04/01/2023(1)	3,144,669
$	2,845,000	6.00%, 11/01/2020(1)	2,887,675
	585,000	Infor Software Parent LLC (Cash) 7.13%, 05/01/2021(1)(8)	592,313
	1,730,000	Infor US, Inc. 6.50%, 05/15/2022	1,788,388
		International Lease Finance Corp.
	1,450,000	3.88%, 04/15/2018	1,482,625
	1,015,000	5.88%, 04/01/2019	1,090,800
	14,195,000	8.75%, 03/15/2017	14,547,604
	1,175,000	8.88%, 09/01/2017	1,238,156
	255,000	inVentiv Health, Inc. 9.00%, 01/15/2018(1)	258,506
	835,000	JDA Escrow LLC / JDA Bond Finance, Inc. 7.38%, 10/15/2024(1)	862,138
	9,300,000	JP Morgan Chase & Co. 1.85%, 03/22/2019	9,339,674
		JPMorgan Chase Bank NA
	10,400,000	1.31%, 09/21/2018(2)	10,406,750
EUR	2,050,000	4.38%, 11/30/2021(2)(4)	2,252,854
$	1,500,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	1,584,375
		KB Home
	1,685,000	7.00%, 12/15/2021	1,807,163
	75,000	7.50%, 09/15/2022	81,188
	1,075,000	8.00%, 03/15/2020	1,193,250
		Kinder Morgan, Inc.
	2,550,000	2.00%, 12/01/2017	2,559,157
	5,616,000	7.00%, 06/15/2017	5,801,216
	6,155,000	Kraft Heinz Foods Co. 1.60%, 06/30/2017	6,167,735
	1,275,000	LafargeHolcim Finance US LLC 4.75%, 09/22/2046(1)	1,286,819
	190,000	Lamar Media Corp. 5.75%, 02/01/2026	203,424
		Laredo Petroleum, Inc.
	1,065,000	5.63%, 01/15/2022	1,038,375
	2,520,000	6.25%, 03/15/2023	2,532,600
	430,000	7.38%, 05/01/2022	442,900
	680,000	Lennar Corp. 4.88%, 12/15/2023	693,600

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.6% - (continued)
		United States - 19.9% - (continued)
$	350,000	LifePoint Health, Inc. 5.88%, 12/01/2023	$355,250
	3,625,000	LIN Television Corp. 6.38%, 01/15/2021	3,738,281
	3,970,000	M/I Homes, Inc. 6.75%, 01/15/2021	4,178,425
	3,800,000	Macy’s Retail Holdings, Inc. 5.90%, 12/01/2016	3,814,634
		Marathon Oil Corp.
	465,000	5.90%, 03/15/2018	488,463
	11,725,000	6.00%, 10/01/2017	12,144,896
	1,510,000	Matador Resources Co. 6.88%, 04/15/2023	1,585,500
	3,075,000	MDC Holdings, Inc. 5.50%, 01/15/2024	3,236,437
	900,000	MEDNAX, Inc. 5.25%, 12/01/2023(1)	940,500
	1,025,000	MGIC Investment Corp. 5.75%, 08/15/2023	1,081,375
	615,000	MGM Growth Properties Operating Partnership L.P. / MGP Escrow Co-Issuer, Inc. 5.63%, 05/01/2024(1)	654,606
	1,100,000	Michaels Stores, Inc. 5.88%, 12/15/2020(1)	1,131,625
		Molson Coors Brewing Co.
	3,750,000	1.45%, 07/15/2019	3,727,350
	10,775,000	2.00%, 05/01/2017	10,818,606
	5,850,000	Morgan Stanley 6.25%, 08/28/2017	6,083,883
	2,900,000	National Rural Utilities Cooperative Finance Corp. 10.38%, 11/01/2018	3,404,040
		Nationstar Mortgage LLC / Nationstar Capital Corp.
	1,045,000	6.50%, 08/01/2018	1,057,409
	1,520,000	6.50%, 07/01/2021	1,508,600
	456,000	7.88%, 10/01/2020	465,120
	680,000	NBCUniversal Enterprise, Inc. 5.25%, 03/29/2049(1)(7)	724,404
		Netflix, Inc.
	2,490,000	4.38%, 11/15/2026(1)	2,449,537
	3,750,000	5.88%, 02/15/2025	4,157,812
		NextEra Energy Capital Holdings, Inc.
	7,365,000	1.59%, 06/01/2017	7,383,619
	2,190,000	1.65%, 09/01/2018	2,194,897
	5,190,000	2.30%, 04/01/2019	5,262,317
		Nissan Motor Acceptance Corp.
	15,300,000	1.38%, 09/13/2019(1)(2)	15,292,120
	9,430,000	1.66%, 04/06/2018(1)(2)	9,472,925
	15,775,000	2.00%, 03/08/2019(1)	15,872,411
	4,375,000	Noble Energy, Inc. 8.25%, 03/01/2019	4,978,890
		Novelis Corp.
	615,000	5.88%, 09/30/2026(1)	622,688
	1,700,000	6.25%, 08/15/2024(1)	1,768,000
	1,790,000	Omnicom Group, Inc. 4.45%, 08/15/2020	1,946,043
	320,000	OneMain Financial Holdings LLC 6.75%, 12/15/2019(1)	331,200

The accompanying notes are an integral part of these financial statements.

239

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.6% - (continued)
		United States - 19.9% - (continued)
$	1,430,000	Party City Holdings, Inc. 6.13%, 08/15/2023(1)	$1,517,588
	445,000	PDC Energy, Inc. 6.13%, 09/15/2024(1)	462,800
	1,950,000	Pinnacle Entertainment, Inc. 5.63%, 05/01/2024(1)	1,964,625
	515,000	Platform Specialty Products Corp. 6.50%, 02/01/2022(1)	499,550
	1,701,000	PRA Holdings, Inc. 9.50%, 10/01/2023(1)	1,862,595
	2,965,000	QEP Resources, Inc. 5.25%, 05/01/2023	2,913,112
	1,965,000	Radian Group, Inc. 7.00%, 03/15/2021	2,202,647
	2,110,000	Revlon Consumer Products Corp. 6.25%, 08/01/2024(1)	2,173,300
	12,040,000	Reynolds American, Inc. 8.13%, 06/23/2019	14,000,654
		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
	1,660,000	5.13%, 07/15/2023(1)	1,704,090
	645,000	7.00%, 07/15/2024(1)	689,344
	7,475,000	9.88%, 08/15/2019	7,661,875
	1,850,000	Rice Energy, Inc. 6.25%, 05/01/2022	1,882,375
	135,000	Rite Aid Corp. 7.70%, 02/15/2027	167,400
	670,000	Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 6.13%, 08/15/2021(1)	691,775
	125,000	RSP Permian, Inc. 6.63%, 10/01/2022	131,719
	1,915,000	SBA Tower Trust 2.88%, 07/15/2021(1)	1,939,227
	415,000	Signode Industrial Group U.S., Inc. 6.38%, 05/01/2022(1)	419,150
	1,055,000	Sinclair Television Group, Inc. 5.13%, 02/15/2027(1)	1,010,163
		SM Energy Co.
	1,950,000	5.00%, 01/15/2024	1,813,500
	20,000	5.63%, 06/01/2025	19,050
	265,000	6.13%, 11/15/2022	266,325
	125,000	6.50%, 11/15/2021	126,875
	245,000	6.75%, 09/15/2026	251,125
	5,235,000	Southern Co. 2.45%, 09/01/2018	5,322,681
	10,060,000	Southern Power Co. 1.85%, 12/01/2017	10,106,145
	125,000	Sovereign Capital Trust 7.91%, 06/13/2036	123,540
		Springleaf Finance Corp.
	380,000	5.25%, 12/15/2019	381,425
	630,000	7.75%, 10/01/2021	656,397
	1,795,000	8.25%, 12/15/2020	1,947,575
		Sprint Communications, Inc.
	7,475,000	8.38%, 08/15/2017	7,783,344
	75,000	9.00%, 11/15/2018(1)	82,500
	4,815,000	Sprint Corp. 7.13%, 06/15/2024	4,526,100

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.6% - (continued)
		United States - 19.9% - (continued)
$	5,950,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, 03/20/2023(1)	$5,996,945
	915,000	Standard Industries, Inc. 5.13%, 02/15/2021(1)	960,750
	460,000	Station Casinos LLC 7.50%, 03/01/2021	483,928
	2,850,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023(1)	2,928,375
	5,440,000	TEGNA, Inc. 6.38%, 10/15/2023	5,752,800
		Tenet Healthcare Corp.
	1,975,000	5.00%, 03/01/2019	1,915,138
	3,445,000	6.75%, 06/15/2023	3,165,094
	925,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020(1)(3)(9)	—
		Time Warner Cable, Inc.
	10,186,000	5.85%, 05/01/2017	10,412,129
	4,700,000	6.75%, 07/01/2018	5,077,922
	4,680,000	8.25%, 04/01/2019	5,350,578
	4,685,000	8.75%, 02/14/2019	5,380,966
	2,030,000	TreeHouse Foods, Inc. 6.00%, 02/15/2024(1)	2,180,220
	975,000	Tribune Media Co. 5.88%, 07/15/2022	975,000
		United States Steel Corp.
	224,000	6.88%, 04/01/2021	221,269
	842,000	7.38%, 04/01/2020	837,790
	1,020,000	7.50%, 03/15/2022	976,650
	1,940,000	8.38%, 07/01/2021(1)	2,061,250
	5,025,000	Ventas Realty L.P. / Ventas Capital Corp. 2.00%, 02/15/2018	5,048,602
	3,895,000	Verizon Communications, Inc. 2.61%, 09/14/2018(2)	3,999,386
	770,000	Versum Materials, Inc. 5.50%, 09/30/2024(1)	787,325
	2,675,000	Viacom, Inc. 6.13%, 10/05/2017	2,782,000
	475,000	Vizient, Inc. 10.38%, 03/01/2024(1)	529,625
	4,855,000	Walgreens Boots Alliance, Inc. 1.75%, 05/30/2018	4,878,265
	14,475,000	Wells Fargo Bank NA 1.65%, 01/22/2018	14,524,215
		WMG Acquisition Corp.
	2,995,000	4.88%, 11/01/2024(1)	2,987,512
	320,000	5.00%, 08/01/2023(1)	324,000
		WPX Energy, Inc.
	2,085,000	5.25%, 09/15/2024	1,980,750
	2,305,000	6.00%, 01/15/2022	2,299,237
	900,000	8.25%, 08/01/2023	972,000
		Zayo Group LLC / Zayo Capital, Inc.
	1,600,000	6.00%, 04/01/2023	1,684,000
	1,280,000	6.38%, 05/15/2025	1,347,610
	3,750,000	ZFS Finance USA Trust 6.50%, 05/09/2037(1)(2)	3,777,187

			720,370,370

		Total Corporate Bonds (cost $920,685,980)	$926,016,495

The accompanying notes are an integral part of these financial statements.

240

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 46.6%
		Argentina - 0.1%
		Argentine Republic Government International Bond
$	960,000	6.88%, 04/22/2021(1)	$1,038,720
	2,495,000	7.50%, 04/22/2026(1)	2,725,787

			3,764,507

		Australia - 9.2%
		Australia Government Bond
AUD	53,755,000	1.75%, 11/21/2020(4)	40,836,051
	139,570,000	2.75%, 10/21/2019(4)	109,370,545
	93,065,000	3.25%, 10/21/2018(4)	72,984,061
	53,245,000	5.25%, 03/15/2019(4)	43,841,838
	40,000,000	5.50%, 01/21/2018(4)	31,840,886
	37,345,000	5.75%, 05/15/2021(4)	33,236,814

			332,110,195

		Brazil - 0.1%
EUR	3,550,000	Banco Nacional de Desenvolvimento Economico e Social 4.13%, 09/15/2017(4)	3,988,913

		Canada - 10.2%
		Canadian Government Bond
CAD	91,810,000	0.75%, 03/01/2021	68,697,673
	123,005,000	0.75%, 09/01/2021	91,907,561
	127,930,000	1.25%, 02/01/2018	96,184,513
	62,485,000	1.25%, 09/01/2018	47,176,571
	86,645,000	1.75%, 09/01/2019	66,726,921

			370,693,239

		Denmark - 6.5%
		Denmark Government Bond
DKK	536,155,000	0.25%, 11/15/2018	80,315,082
	283,340,000	4.00%, 11/15/2017	43,811,110
	656,235,000	4.00%, 11/15/2019	109,953,599

			234,079,791

		Italy - 2.0%
EUR	67,180,000	Italy Buoni Poliennali Del Tesoro 0.05%, 10/15/2019	73,341,255

		Mexico - 2.8%
		Mexican Bonos
MXN	1,281,795,400	5.75%, 03/05/2026	65,414,019
	553,006,300	10.00%, 12/05/2024	36,385,889

			101,799,908

		New Zealand - 2.1%
		New Zealand Government Bond
NZD	33,540,000	2.75%, 04/15/2025(4)	24,264,733
	62,405,000	5.50%, 04/15/2023(4)	52,832,228

			77,096,961

		Norway - 5.5%
		Norway Government Bond
NOK	338,930,000	3.75%, 05/25/2021(1)(4)	46,064,551
	382,165,000	4.25%, 05/19/2017(1)(4)	47,164,990
	786,135,000	4.50%, 05/22/2019(1)(4)	104,161,805

			197,391,346

		Portugal - 0.3%
EUR	10,310,000	Portugal Obrigacoes do Tesouro OT 2.88%, 07/21/2026(1)(4)	10,878,652

		South Korea - 4.4%
		Korea Treasury Bond
KRW	133,429,250,000	1.50%, 06/10/2019	116,795,867

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 46.6% - (continued)
		South Korea - 4.4% - (continued)
KRW	46,320,300,000	2.00%, 03/10/2020	$41,138,620

			157,934,487

		Sweden - 3.2%
		Sweden Government Bond
SEK	353,540,000	3.75%, 08/12/2017	40,538,136
	607,920,000	4.25%, 03/12/2019	75,315,676

			115,853,812

		United Kingdom - 0.2%
GBP	4,570,000	United Kingdom Gilt 2.50%, 07/22/2065(4)	7,056,152

		Total Foreign Government Obligations (cost $1,717,804,679)	$1,685,989,218

SENIOR FLOATING RATE INTERESTS - 1.6%(10)
		Ireland - 0.1%
$	1,188,791	Ardagh Holdings USA, Inc. 4.00%, 12/17/2021	$1,199,562

		United Kingdom - 0.1%
	4,810,000	Camelot UK Holdco Ltd. 4.75%, 10/03/2023	4,813,992

		United States - 1.4%
	936,338	American Builders & Contractors Supply Co. 3.50%, 10/31/2023	939,849
	3,318,613	Amsurg Corp. 3.50%, 07/16/2021	3,316,986
		Asurion LLC
	855,000	0.00%, 10/27/2023(11)	855,000
	1,872,315	4.34%, 07/08/2020	1,873,101
	999,509	5.00%, 05/24/2019	999,689
	1,240,000	8.50%, 03/03/2021	1,248,779
	1,922,270	B.C. Unlimited LLC 3.75%, 12/10/2021	1,930,286
	1,230,000	Berlin Packaging LLC 0.00%, 10/01/2021(11)	1,234,613
	56,228	Chrysler Group LLC 3.50%, 05/24/2017	56,264
		Community Health Systems, Inc.
	195,720	3.75%, 12/31/2019	184,895
	360,119	4.00%, 01/27/2021	339,682
		First Data Corp.
	2,384,374	3.52%, 03/24/2021	2,393,911
	2,685,000	4.27%, 07/08/2022	2,703,473
EUR	1,304,650	Gardner Denver, Inc. 4.75%, 07/30/2020	1,399,182
$	1,012,111	Global Payments, Inc. 3.50%, 04/22/2023	1,018,436
	3,336,638	Harbor Freight Tools USA, Inc. 4.14%, 08/19/2023	3,358,526
		Hostess Brands LLC
	3,512,435	4.50%, 08/03/2022	3,535,477
	975,000	8.50%, 08/03/2023	980,489
	819,551	Hyland Software, Inc. 4.75%, 07/01/2022	822,829
	2,804,088	Lands’ End, Inc. 4.25%, 04/04/2021	2,140,445
	4,075,000	Level 3 Financing, Inc. 3.50%, 05/31/2022	4,090,281

The accompanying notes are an integral part of these financial statements.

241

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 1.6%(10) - (continued)
		United States - 1.4% - (continued)
$	2,890,554	LTS Buyer LLC 4.09%, 04/13/2020	$2,893,445
	504,261	Magic Newco LLC 6.50%, 12/12/2018	507,539
	2,549,638	Rexnord LLC 4.00%, 08/21/2020	2,555,375
	2,876,362	ServiceMaster Co. 4.25%, 07/01/2021	2,878,174
EUR	782,000	Signode Industrial Group U.S., Inc. 4.00%, 05/01/2021	859,780
$	1,302,140	Tribune Media Co. 3.75%, 12/27/2020	1,308,325
	1,831,500	Univar, Inc. 4.25%, 07/01/2022	1,833,789
	1,970,000	Virgin Media Investment Holdings Ltd. 3.50%, 06/30/2023	1,977,644

			50,236,264

		Total Senior Floating Rate Interests (cost $57,082,484)	$56,249,818

U.S. GOVERNMENT AGENCIES - 0.2%
		United States - 0.2%
		FHLMC - 0.1%
	3,690,853	1.73%, 09/25/2041(2)(6)	$350,702
	11,435,000	2.02%, 02/25/2041(2)(6)	861,270
	6,087,872	2.21%, 01/25/2042(2)(6)	764,028
	1,865,000	3.18%, 03/25/2028(2)	1,897,308
	1,735,000	3.38%, 04/25/2028(2)	1,775,581

			5,648,889

		SLM Student Loan Trust - 0.1%
	2,651,744	0.97%, 01/26/2026(2)	2,607,343
	733,173	1.63%, 01/25/2019(2)	733,412

			3,340,755

		Total U.S. Government Agencies (cost $8,910,553)	$8,989,644

U.S. GOVERNMENT SECURITIES - 9.0%
		United States - 9.0%
		U.S. Treasury Notes - 9.0%
	16,600,240	0.25%, 01/15/2025(12)	$16,820,010
	12,975,000	0.63%, 08/31/2017	12,968,915
	6,705,000	0.63%, 05/31/2017	6,706,307
	98,675,000	0.63%, 04/30/2018(13)	98,412,919
	25,000,000	0.75%, 01/31/2018	24,997,075
	53,350,000	1.00%, 09/30/2019(13)	53,364,565
	45,680,000	1.25%, 01/31/2019	46,010,129
	33,980,000	1.38%, 04/30/2020(14)	34,281,301
	22,310,000	1.38%, 01/31/2021	22,418,070
	9,710,000	1.38%, 04/30/2021	9,744,519

			325,723,810

		Total U.S. Government Securities (cost $324,538,303)	$325,723,810

Shares or Principal Amount			Market Value†
CONVERTIBLE BONDS - 0.3%
		Home Builders - 0.0%
$	147,000	M/I Homes, Inc. 3.00%, 03/01/2018	$146,908

		Insurance - 0.1%
	1,610,000	MGIC Investment Corp. 2.00%, 04/01/2020	2,056,775

		Media - 0.1%
	3,139,000	DISH Network Corp. 3.38%, 08/15/2026(1)	3,596,117

		Oil & Gas - 0.0%
	1,155,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	531,300
	1,035,000	PDC Energy, Inc. 1.13%, 09/15/2021	1,051,819

			1,583,119

		Semiconductors - 0.1%
	166,000	Microchip Technology, Inc. 1.63%, 02/15/2025	206,047
		Micron Technology, Inc.
	1,033,000	2.13%, 02/15/2033	1,767,076
	1,953,000	3.00%, 11/15/2043	1,722,302

			3,695,425

		Total Convertible Bonds (cost $11,056,229)	$11,078,344

COMMON STOCKS - 0.0%
		United States - 0.0%
	15,841	TCEH Corp.*	$240,783

		Total Common Stocks (cost $711,734)	$240,783

		Total Long-Term Investments (cost $3,553,620,479)	$3,524,674,830

SHORT-TERM INVESTMENTS - 1.9%
		Other Investment Pools & Funds - 1.9%
$	68,008,822	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class	$68,008,822

		Total Short-Term Investments (cost $68,008,822)	$68,008,822

Total Investments Excluding Purchased Options (cost $3,621,629,301)	99.3%	$3,592,683,652

Total Purchased Options (cost $4,885,524)	0.1%	$3,117,369

Total Investments (cost $3,626,514,825)^	99.4%	$3,595,801,021
Other Assets and Liabilities	0.6%	22,424,215

Total Net Assets	100.0%	$3,618,225,236

The accompanying notes are an integral part of these financial statements.

242

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Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $3,630,319,774 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$43,314,952
Unrealized Depreciation	(77,833,705)

Net Unrealized Depreciation	$(34,518,753)

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $740,596,717, which represents 20.5% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of these securities was $2,717,408, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $658,975,878, which represents 18.2% of total net assets.

(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(6)	Securities disclosed are interest-only strips.

(7)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(8)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(9)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis
10/2016	925,000	Texas Competitive Electric Holdings Co. LLC	$—

At October 31, 2016, the aggregate value of these securities was $0, which represents 0.0% of total net assets.

(10)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2016.

(11)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(12)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(13)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

(14)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

The accompanying notes are an integral part of these financial statements.

243

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Option Contracts Outstanding at October 31, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
USD Call/JPY Put	DEUT	117.00 JPY per USD	02/24/17	USD	2,897,000	$2,804	$76,538	$(73,734)
USD Call/JPY Put	GSC	115.00 JPY per USD	03/11/21	USD	4,151,000	128,470	198,377	(69,907)
USD Call/JPY Put	GSC	115.00 JPY per USD	03/12/21	USD	4,151,000	128,511	198,003	(69,492)
USD Call/JPY Put	BOA	115.00 JPY per USD	03/12/21	USD	5,530,000	171,203	243,320	(72,117)
USD Call/JPY Put	GSC	115.00 JPY per USD	03/12/21	USD	5,531,000	171,234	216,981	(45,747)
USD Call/JPY Put	MSC	106.50 JPY per USD	09/26/17	USD	16,262,000	444,050	262,859	181,191
USD Call/JPY Put	SCB	111.00 JPY per USD	12/05/16	USD	26,257,000	12,183	86,648	(74,465)
USD Call/JPY Put	GSC	110.35 JPY per USD	01/10/17	USD	26,864,000	81,398	85,965	(4,567)
USD Call/JPY Put	HSBC	110.00 JPY per USD	11/01/16	USD	52,941,000	—	160,411	(160,411)
USD Call/KRW Put	DEUT	1,490.00 KRW per USD	02/17/17	USD	567,000	6,914	122,472	(115,558)
USD Call/SGD Put	GSC	1.53 SGD per USD	11/29/16	USD	12,349,000	—	132,752	(132,752)

Total Calls						$1,146,767	$1,784,326	$(637,559)

Puts
AUD Put/USD Call	JPM	0.68 USD per AUD	01/11/17	AUD	15,210,000	$11,015	$403,237	$(392,222)
EUR Put/SEK Call	CBK	9.30 SEK per EUR	02/02/17	EUR	15,960,000	10,968	111,118	(100,150)
EUR Put/SEK Call	GSC	9.30 SEK per EUR	02/02/17	EUR	15,985,000	10,985	159,135	(148,150)
EUR Put/SEK Call	CBK	9.35 SEK per EUR	03/16/17	EUR	4,790,000	10,075	48,248	(38,173)
EUR Put/SEK Call	GSC	9.50 SEK per EUR	03/16/17	EUR	44,460,000	180,826	863,342	(682,516)
EUR Put/USD Call	MSC	1.07 SEK per EUR	01/18/17	EUR	35,110,000	221,732	266,012	(44,280)
GBP Put/SEK Call	DEUT	11.00 SEK per GBP	01/25/17	GBP	2,430,028	57,396	16,841	40,555
GBP Put/SEK Call	DEUT	11.00 SEK per GBP	01/25/17	GBP	3,726,972	88,029	27,761	60,268
GBP Put/USD Call	GSC	1.25 USD per GBP	01/13/17	GBP	500,000	379,074	127,238	251,836
GBP Put/USD Call	GSC	1.25 USD per GBP	09/06/17	GBP	505,000	296,102	128,473	167,629

Total Puts						$1,266,202	$2,151,405	$(885,203)

Total purchased option contracts						$2,412,969	$3,935,731	$(1,522,762)

Written option contracts:
Calls
EUR Call/SEK Put	GSC	9.86 SEK per EUR	02/02/17	EUR	(15,985,000)	$(285,270)	$(159,134)	$(126,136)
EUR Call/SEK Put	CBK	9.82 SEK per EUR	02/02/17	EUR	(15,960,000)	(326,960)	(111,117)	(215,843)
EUR Call/SEK Put	GSC	9.75 SEK per EUR	03/16/17	EUR	(44,460,000)	(1,264,417)	(455,417)	(809,000)
USD Call/JPY Put	GSC	140.00 JPY per USD	03/11/21	USD	(4,151,000)	(48,588)	(82,771)	34,183
USD Call/JPY Put	GSC	140.00 JPY per USD	03/12/21	USD	(5,531,000)	(64,785)	(90,598)	25,813
USD Call/JPY Put	BOA	140.00 JPY per USD	03/12/21	USD	(5,530,000)	(64,773)	(106,287)	41,514
USD Call/JPY Put	GSC	140.00 JPY per USD	03/12/21	USD	(4,151,000)	(48,620)	(83,850)	35,230

Total Calls						$(2,103,413)	$(1,089,174)	$(1,014,239)

Puts
AUD Put/USD Call	JPM	0.59 USD per AUD	01/11/17	AUD	(15,210,000)	$(452)	$(143,108)	$142,656
EUR Put/SEK Call	GSC	9.35 SEK per EUR	03/16/17	EUR	(44,460,000)	(93,512)	(492,909)	399,397
USD Put/JPY Call	SCB	94.20 JPY per USD	12/05/16	USD	(26,257,000)	(4,752)	(86,648)	81,896
USD Put/JPY Call	GSC	94.45 JPY per USD	01/10/17	USD	(26,864,000)	(32,398)	(85,965)	53,567

Total Puts						$(131,114)	$(808,630)	$677,516

Total written option contracts						$(2,234,527)	$(1,897,804)	$(336,723)

The accompanying notes are an integral part of these financial statements.

244

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Swaption Contracts Outstanding at October 31, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
Interest Rate Swaption USD	GSC	0.79%	01/11/17	USD	38,805,000	$11,607	$70,819	$(59,212)
Interest Rate Swaption USD	DEUT	0.79%	01/11/17	USD	100,745,000	30,134	187,260	(157,126)

Total Calls						$41,741	$258,079	$(216,338)

Puts
Interest Rate Swaption EUR	BNP	80.00%	01/18/17	EUR	58,950,000	$162,933	$211,381	$(48,448)
Interest Rate Swaption EUR	BNP	85.00%	01/18/17	USD	65,125,000	179,497	224,681	(45,184)
Interest Rate Swaption USD	JPM	1.85%	09/11/17	USD	13,350,000	320,229	255,652	64,577

Total Puts						$662,659	$691,714	$(29,055)

Total purchased swaption contracts						$704,400	$949,793	$(245,393)

OTC Swaption Contracts Outstanding at October 31, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Puts
Credit Default Swaption ITRAXX.EUR.26	BNP	105.00 USD	01/18/17	USD	(65,125,000)	$(63,859)	$(94,431)	$30,572
Credit Default Swaption CDX.NA.IG.27	BNP	100.00 EUR	01/18/17	EUR	(58,950,000)	(52,458)	(85,874)	33,416

Total Puts						$(116,317)	$(180,305)	$63,988

Total written swaption contracts						$(116,317)	$(180,305)	$63,988

Futures Contracts Outstanding at October 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	34	12/15/2016	$3,430,167	$3,430,119	$(48)
Euro-BOBL Future	592	12/08/2016	85,550,619	85,204,214	(346,405)
Euro-BTP Future	4	12/08/2016	632,616	608,417	(24,199)
U.S. Treasury 10-Year Note Future	1,924	12/20/2016	250,574,773	249,398,500	(1,176,273)
U.S. Treasury 5-Year Note Future	2,238	12/30/2016	270,871,507	270,343,406	(528,101)

Total					$(2,075,026)

Short position contracts:
Australian 3-Year Bond Future	4	12/15/2016	$342,146	$342,485	$(339)
Canadian Government 10-Year Bond Future	358	12/19/2016	38,967,892	38,599,836	368,056
Euro BUXL 30-Year Bond Future	173	12/08/2016	35,048,418	34,161,154	887,264
Euro-Bund Future	534	12/08/2016	95,862,087	95,063,834	798,253
Euro-Oat Future	344	12/08/2016	60,157,210	59,022,958	1,134,252
Euro-Schatz Future	939	12/08/2016	115,458,961	115,427,585	31,376
Japan 10-Year Bond Future	50	12/13/2016	72,374,993	72,332,412	42,581
Long Gilt Futures	885	12/28/2016	137,400,641	135,773,379	1,627,262
U.S. 10-Year Ultra Future	121	12/20/2016	17,478,233	17,123,391	354,842
U.S. Treasury 2-Year Note Future	8	12/30/2016	1,747,612	1,745,125	2,487
U.S. Treasury Long Bond Future	40	12/20/2016	6,750,547	6,508,750	241,797
U.S. Treasury Ultra Bond Future	617	12/20/2016	110,700,640	108,553,437	2,147,203

Total					$7,635,034

Total futures contracts					$5,560,008

The accompanying notes are an integral part of these financial statements.

245

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CMBX.NA.A.7	JPM	USD	1,645,000	(2.00%)	01/17/47	$64,500	$—	$69,592	$5,092
CMBX.NA.AS.7	CSI	USD	9,350,000	(1.00%)	01/17/47	172,500	—	91,686	(80,814)
CMBX.NA.BBB.7	CSI	USD	4,430,000	(3.00%)	01/17/47	435,313	—	374,380	(60,933)
CMBX.NA.BBB.7	CSI	USD	5,165,000	(3.00%)	01/17/47	507,538	—	436,496	(71,042)
CMBX.NA.BBB.7	MSC	USD	4,800,000	(3.00%)	01/17/47	471,714	—	405,649	(66,065)
ITRAXX.SUB.FIN.16	JPM	EUR	155,000	(5.00%)	12/20/16	1,921	—	5,463	3,542

Total						$1,653,486	$—	$1,383,266	$(270,220)

Sell protection:
CMBX.NA.BB.6	MSC	USD	3,210,000	5.00%	05/11/63	$—	$(596,213)	$(493,070)	$103,143
CMBX.NA.BB.6	JPM	USD	3,220,000	5.00%	05/11/63	—	(558,275)	(494,606)	63,669
CMBX.NA.BB.8	MSC	USD	3,710,000	5.00%	10/17/57	—	(1,080,697)	(1,007,752)	72,945
CMBX.NA.BB.8	CSI	USD	3,810,000	5.00%	10/17/57	—	(1,039,890)	(1,035,974)	3,916

Total						$—	$(3,275,075)	$(3,031,402)	$243,673

Total traded indices						$1,653,486	$(3,275,075)	$(1,648,136)	$(26,547)

Credit default swaps on single-name issues:
Buy protection:
Alcoa, Inc.	GSC	USD	3,760,000	(1.00%)/2.49%	12/20/21	$264,405	$—	$260,767	$(3,638)
Alcoa, Inc.	GSC	USD	8,875,000	(1.00%)/2.49%	12/20/21	734,062	—	615,507	(118,555)
ArcelorMittal	CSI	EUR	1,725,000	(5.00%)/3.75%	12/20/21	—	(75,963)	(122,064)	(46,101)
Avis Budget Group, Inc.	BOA	USD	2,500,000	(5.00%)/1.10%	06/20/18	—	(140,865)	(172,703)	(31,838)
BHP Billiton plc	BCLY	USD	2,050,000	(1.00%)/1.08%	12/20/21	19,731	—	6,016	(13,715)
CenturyLink, Inc.	GSC	USD	1,980,000	(1.00%)/3.29%	12/20/21	219,701	—	208,627	(11,074)
Cox Communications, Inc.	BNP	USD	4,290,000	(1.00%)/1.10%	12/20/21	16,553	—	16,163	(390)
Dell Inc.	JPM	USD	7,130,000	(1.00%)/3.01%	12/20/21	785,591	—	659,580	(126,011)
Gap, Inc.	GSC	USD	2,120,000	(1.00%)/3.11%	12/20/21	247,532	—	206,023	(41,509)
Glencore International AG	BCLY	EUR	2,270,000	(5.00%)/1.93%	06/20/21	—	(59,220)	(357,049)	(297,829)
Glencore International AG	BNP	EUR	2,705,000	(5.00%)/1.93%	06/20/21	—	(70,568)	(425,470)	(354,902)
Istar, Inc.	GSC	USD	2,900,000	(5.00%)/4.74%	12/20/21	—	(36,112)	(49,104)	(12,992)
Kohl’s Corp.	CBK	USD	2,030,000	(1.00%)/1.92%	12/20/21	105,037	—	87,195	(17,842)
Macy’s, Inc.	CBK	USD	5,200,000	(1.00%)/1.92%	12/20/21	287,306	—	223,636	(63,670)
MDC Holdings, Inc.	JPM	USD	3,075,000	(1.00%)/1.27%	03/20/20	73,677	—	23,821	(49,856)
Mondelez International, Inc.	GSC	USD	15,300,000	(1.00%)/0.64%	12/20/21	—	(255,361)	(287,127)	(31,766)
Nordstrom, Inc.	CSI	USD	2,030,000	(1.00%)/1.58%	12/20/21	54,721	—	55,062	341
Societe Generale S.A.	BCLY	EUR	2,915,000	(1.00%)/0.58%	12/20/20	—	(41,376)	(58,848)	(17,472)
Societe Generale S.A.	BCLY	EUR	6,535,000	(1.00%)/0.58%	12/20/20	—	(87,062)	(126,546)	(39,484)
Target Corp.	CSI	USD	1,860,000	(1.00%)/0.47%	12/20/21	—	(47,937)	(51,440)	(3,503)
Teck Resources Ltd.	GSC	USD	1,410,000	(5.00%)/3.00%	12/20/21	—	(142,263)	(139,452)	2,811
Teck Resources Ltd.	GSC	USD	1,405,000	(5.00%)/3.00%	12/20/21	—	(142,591)	(140,197)	2,394
Tenet Healthcare Corp.	MSC	USD	3,275,000	(5.00%)/1.20%	12/20/17	—	(112,997)	(159,500)	(46,503)
Vale S.A.	BNP	USD	2,290,000	(1.00%)/3.80%	12/20/21	321,432	—	289,891	(31,541)

Total						$3,129,748	$(1,212,315)	$562,788	$(1,354,645)

Credit default swaps on single-name issues:
Sell protection:
Avis Budget Group, Inc.	GSC	USD	2,500,000	5.00%/4.33%	12/20/21	$174,772	$—	$89,337	$(85,435)
BNP Paribas S.A.	BCLY	EUR	6,530,000	1.00%/0.64%	12/20/20	86,995	—	114,744	27,749
BNP Paribas S.A.	BCLY	EUR	2,970,000	1.00%/0.64%	12/20/20	44,829	—	52,189	7,360
CalAtlantic Group, Inc.	JPM	USD	4,230,000	5.00%/2.45%	12/20/21	548,601	—	536,324	(12,277)
Liberty Interactive LLC	GSC	USD	1,425,000	5.00%/1.63%	03/20/20	111,987	—	165,515	53,528
Liberty Interactive LLC	BCLY	USD	850,000	5.00%/1.63%	03/20/20	57,544	—	98,728	41,184
Tenet Healthcare Corp.	JPM	USD	4,885,000	5.00%/6.68%	12/20/21	—	(334,945)	(316,870)	18,075

Total						$1,024,728	$(334,945)	$739,967	$50,184

Total single-name issues						$4,154,476	$(1,547,260)	$1,302,755	$(1,304,461)

Total OTC contracts						$5,807,962	$(4,822,335)	$(345,381)	$(1,331,008)

The accompanying notes are an integral part of these financial statements.

246

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.27	USD	16,465,000	(5.00%)	12/20/21	$(684,450)	$(638,277)	$46,173
CDX.NA.IG.26	USD	27,425,000	(1.00%)	06/20/21	362,259	377,488	15,229
ITRAXX.EUR.25	EUR	49,600,000	(1.00%)	06/20/21	(875,679)	(895,012)	(19,333)
ITRAXX.XOV.25	EUR	6,450,000	(5.00%)	06/20/21	487,382	575,943	88,561
ITRAXX.XOV.25	EUR	12,600,000	(5.00%)	12/20/21	(1,100,941)	(1,124,048)	(23,107)

Total					$(1,811,429)	$(1,703,906)	$107,523

Total					$(1,811,429)	$(1,703,906)	$107,523

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2016
Counter-party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BOA	0.95% Fixed	3M CAD CDOR	CAD	31,690,000	03/15/22	$—	$—	$152,316	$152,316
CBK	3M SEK STIBOR	0.09% Fixed	SEK	202,320,000	03/15/22	—	—	18,373	18,373
CBK	3M SEK STIBOR	0.38% Fixed	SEK	149,845,000	03/20/22	—	—	(19,111)	(19,111)
CBK	3M SEK STIBOR	0.79% Fixed	SEK	45,745,000	03/15/27	—	—	(45,868)	(45,868)
CBK	3M SEK STIBOR	1.52% Fixed	SEK	99,980,000	03/16/27	—	—	(112,211)	(112,211)
CBK	6M NOK NIBOR	1.19% Fixed	NOK	445,750,000	12/20/18	—	—	(5,064)	(5,064)
DEUT	3M NZD Bank Bill	2.35% Fixed	NZD	53,603,000	03/15/22	—	—	(226,780)	(226,780)
DEUT	3M NZD Bank Bill	2.32% Fixed	NZD	26,605,000	03/20/22	—	—	(198,685)	(198,685)
DEUT	3M NZD Bank Bill	2.74% Fixed	NZD	8,588,000	03/15/27	—	—	(79,435)	(79,435)
DEUT	8.43% Fixed	3M ZAR JIBAR	ZAR	112,510,000	03/15/27	—	—	(122,771)	(122,771)
DEUT	1.01% Fixed	6M NOK NIBOR	NOK	208,615,000	03/15/22	—	—	455,828	455,828
GSC	1.07% Fixed	3M CAD CDOR	CAD	23,390,000	03/20/22	—	—	62,353	62,353
GSC	3M CAD CDOR	1.74% Fixed	CAD	16,305,000	03/16/27	—	—	(146,527)	(146,527)
GSC	2.24% Fixed	3M HKD HIBOR	HKD	33,115,000	06/16/26	11,135	—	(41,187)	(52,322)
GSC	2.24% Fixed	3M HKD HIBOR	HKD	33,115,000	06/16/26	24,049	—	(41,187)	(65,236)
GSC	2.36% Fixed	3M HKD HIBOR	HKD	46,335,000	06/16/26	—	—	(88,441)	(88,441)
GSC	2.36% Fixed	3M HKD HIBOR	HKD	46,340,000	06/16/26	—	—	(89,790)	(89,790)
GSC	8.16% Fixed	3M ZAR JIBAR	ZAR	112,175,000	12/21/26	—	—	4,475	4,475
GSC	2.48% Fixed	6M PLN WIBOR	PLN	57,450,000	03/15/27	—	—	99,806	99,806
HSBC	1.30% Fixed	3M KRW KSDA	KRW	8,653,920,000	03/15/27	44,558	—	158,431	113,873
JPM	2.24% Fixed	3M HKD HIBOR	HKD	26,400,000	06/16/26	8,345	—	(32,836)	(41,181)
JPM	2.38% Fixed	3M HKD HIBOR	HKD	46,335,000	06/16/26	—	—	(94,469)	(94,469)
JPM	1.30% Fixed	3M KRW KSDA	KRW	7,183,795,000	03/15/27	36,645	—	130,259	93,614
JPM	2.20% Fixed	3M NZD Bank Bill	NZD	35,360,000	03/15/22	—	—	327,517	327,517
JPM	8.07% Fixed	3M ZAR JIBAR	ZAR	114,915,000	12/21/26	—	—	57,821	57,821
JPM	8.22% Fixed	3M ZAR JIBAR	ZAR	225,020,000	03/15/27	—	—	(20,339)	(20,339)
JPM	8.39% Fixed	3M ZAR JIBAR	ZAR	114,915,000	12/21/26	—	—	(127,350)	(127,350)
JPM	8.44% Fixed	3M ZAR JIBAR	ZAR	112,510,000	03/15/27	—	—	(132,224)	(132,224)

The accompanying notes are an integral part of these financial statements.

247

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Interest Rate Swap Contracts Outstanding at October 31, 2016 - (continued)
Counter-party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
JPM	8.46% Fixed	3M ZAR JIBAR	ZAR	114,915,000	12/21/26	$—	$—	$(164,963)	$(164,963)
JPM	1.16% Fixed	6M NOK NIBOR	NOK	151,775,000	03/20/22	—	—	183,191	183,191
JPM	1.46% Fixed	6M NOK NIBOR	SEK	226,535,000	03/16/27	130,367	—	319,893	189,526
JPM	1.46% Fixed	6M NOK NIBOR	SEK	265,375,000	03/16/27	356,243	—	374,793	18,550
JPM	6M NOK NIBOR	1.19% Fixed	NOK	471,657,000	12/20/18	3,918	—	(5,412)	(9,330)
JPM	2.44% Fixed	6M PLN WIBOR	PLN	131,925,000	03/15/27	—	—	352,942	352,942
JPM	6M PLN WIBOR	2.16% Fixed	PLN	22,535,000	03/15/22	—	—	848	848
MSC	2.37% Fixed	3M HKD HIBOR	HKD	46,340,000	06/16/26	—	—	(91,130)	(91,130)
MSC	1.46% Fixed	3M SEK STIBOR	SEK	117,120,000	03/16/27	114,297	—	165,409	51,112
MSC	1.37% Fixed	6M NOK NIBOR	NOK	46,735,000	03/15/27	—	—	163,811	163,811
MSC	1.46% Fixed	6M NOK NIBOR	SEK	117,120,000	03/16/27	103,035	—	165,387	62,352
UBS	2.14% Fixed	6M AUD BBR	AUD	7,835,000	03/15/27	—	—	193,642	193,642
UBS	6M AUD BBR	1.96% Fixed	AUD	16,185,000	03/15/22	—	—	(149,499)	(149,499)

Total						$832,592	$—	$1,351,816	$519,224

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2016
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
1.16% Fixed	3M USD LIBOR	USD	333,490,000	02/28/21	$—	$(50,579)	$(1,028,903)	$(978,324)
3M USD LIBOR	1.17% Fixed	USD	12,075,000	03/15/22	—	—	(5,411)	(5,411)
3M USD LIBOR	1.29% Fixed	USD	17,910,000	03/20/22	—	—	(22,627)	(22,627)
3M USD LIBOR	1.88% Fixed	USD	36,868,503	06/16/26	20,461	—	(248,659)	(269,120)
3M USD LIBOR	1.45% Fixed	USD	5,700,000	03/15/27	—	—	(28,147)	(28,147)
3M USD LIBOR	1.96% Fixed	USD	118,655,000	03/16/27	—	(411,402)	(737,190)	(325,788)
0.01% Fixed	6M EUR EURIBOR	EUR	10,992,000	03/15/22	47,477	—	94,954	47,477
0.09% Fixed	6M EUR EURIBOR	EUR	16,365,000	03/20/22	—	—	53,390	53,390
6M EUR EURIBOR	0.38% Fixed	EUR	4,810,000	03/15/27	—	—	(98,963)	(98,963)
6M EUR EURIBOR	0.84% Fixed	EUR	10,540,000	03/16/27	—	—	(134,548)	(134,548)
0.88% Fixed	6M GBP LIBOR	GBP	4,155,000	03/15/27	—	—	173,461	173,461
6M GBP LIBOR	0.89% Fixed	GBP	14,794,000	03/20/22	—	—	(81,134)	(81,134)
0.22% Fixed	6M JPY LIBOR	JPY	1,239,794,000	03/16/27	—	—	2,732	2,732
6M JPY LIBOR	0.00% Fixed	JPY	2,473,030,000	03/15/22	—	—	190,119	190,119
6M JPY LIBOR	0.00% Fixed	JPY	1,823,130,000	03/20/22	—	—	65,495	65,495
6M JPY LIBOR	0.00% Fixed	JPY	550,320,000	03/15/27	—	—	63,558	63,558

Total					$67,938	$(461,981)	$(1,741,873)	$(1,347,830)

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/04/16	CBA	$168,158,727	$168,516,334	$357,607
AUD	Buy	11/04/16	GSC	83,907,281	84,257,786	350,505
AUD	Buy	11/04/16	BCLY	83,980,044	84,258,548	278,504
AUD	Buy	11/04/16	GSC	4,158,282	4,194,786	36,504
AUD	Buy	11/04/16	CBA	954,066	958,374	4,308
AUD	Buy	11/04/16	GSC	1,676,422	1,673,351	(3,071)
AUD	Buy	11/04/16	SCB	1,410,218	1,407,136	(3,082)
AUD	Buy	11/04/16	GSC	1,870,526	1,863,505	(7,021)
AUD	Buy	11/04/16	GSC	963,715	954,571	(9,144)
AUD	Buy	11/04/16	RBC	1,792,183	1,779,837	(12,346)
AUD	Buy	11/04/16	MSC	4,417,684	4,392,546	(25,138)
AUD	Buy	11/04/16	RBS	4,013,735	3,985,618	(28,117)

The accompanying notes are an integral part of these financial statements.

248

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/04/16	CBK	$4,420,684	$4,391,786	$(28,898)
AUD	Buy	11/04/16	CBA	8,842,007	8,784,332	(57,675)
AUD	Buy	11/04/16	CBA	8,137,812	8,071,637	(66,175)
AUD	Buy	12/05/16	CBA	1,073,143	1,075,404	2,261
AUD	Buy	12/05/16	GSC	535,092	537,322	2,230
AUD	Buy	12/05/16	BCLY	535,556	537,322	1,766
AUD	Buy	12/05/16	HSBC	3,192,340	3,192,013	(327)
AUD	Sell	11/04/16	CBA	173,685,065	172,552,152	1,132,913
AUD	Sell	11/04/16	CBK	86,843,398	86,275,696	567,702
AUD	Sell	11/04/16	MSC	86,770,207	86,276,457	493,750
AUD	Sell	11/04/16	HSBC	14,336,365	14,248,584	87,781
AUD	Sell	11/04/16	GSC	4,437,572	4,403,956	33,616
AUD	Sell	11/04/16	HSBC	1,590,508	1,582,838	7,670
AUD	Sell	11/04/16	DEUT	4,001,441	3,997,027	4,414
AUD	Sell	11/04/16	GSC	2,681,078	2,677,361	3,717
AUD	Sell	11/04/16	BCLY	535,977	537,754	(1,777)
AUD	Sell	11/04/16	GSC	535,517	537,754	(2,237)
AUD	Sell	11/04/16	CBA	1,073,985	1,076,269	(2,284)
AUD	Sell	11/04/16	CBA	1,100,528	1,102,890	(2,362)
AUD	Sell	11/04/16	MSC	1,392,639	1,403,333	(10,694)
AUD	Sell	11/04/16	RBC	2,803,903	2,818,075	(14,172)
AUD	Sell	12/05/16	MSC	1,416,114	1,413,606	2,508
AUD	Sell	12/05/16	SSG	2,640,628	2,652,411	(11,783)
AUD	Sell	12/05/16	BCLY	83,914,131	84,190,861	(276,730)
AUD	Sell	12/05/16	GSC	83,840,705	84,190,102	(349,397)
AUD	Sell	12/05/16	CBA	168,026,903	168,380,964	(354,061)
CAD	Buy	11/04/16	CBA	950,203	939,416	(10,787)
CAD	Buy	11/04/16	RBC	2,069,768	2,042,855	(26,913)
CAD	Buy	11/04/16	JPM	2,817,625	2,780,967	(36,658)
CAD	Buy	11/04/16	RBC	1,772,072	1,729,717	(42,355)
CAD	Buy	11/04/16	RBC	2,675,081	2,616,943	(58,138)
CAD	Buy	11/04/16	CBK	3,821,720	3,739,767	(81,953)
CAD	Buy	11/04/16	TDB	5,725,116	5,630,527	(94,589)
CAD	Buy	11/04/16	CIB	4,436,679	4,335,476	(101,203)
CAD	Buy	11/04/16	CBK	5,708,781	5,602,940	(105,841)
CAD	Buy	11/04/16	GSC	13,095,329	12,853,586	(241,743)
CAD	Buy	11/04/16	RBC	327,128,065	326,464,668	(663,397)
CAD	Buy	12/05/16	RBC	1,603,867	1,595,857	(8,010)
CAD	Buy	12/05/16	HSBC	6,889,408	6,879,340	(10,068)
CAD	Sell	11/04/16	GSC	337,089,809	332,312,154	4,777,655
CAD	Sell	11/04/16	GSC	10,524,227	10,282,868	241,359
CAD	Sell	11/04/16	RBC	5,651,874	5,532,112	119,762
CAD	Sell	11/04/16	SSG	4,313,645	4,242,279	71,366
CAD	Sell	11/04/16	GSC	2,632,734	2,570,717	62,017
CAD	Sell	11/04/16	RBC	3,214,901	3,153,751	61,150
CAD	Sell	11/04/16	GSC	2,477,387	2,434,278	43,109
CAD	Sell	11/04/16	GSC	2,906,054	2,866,707	39,347
CAD	Sell	11/04/16	BMO	1,483,634	1,450,129	33,505
CAD	Sell	11/04/16	RBC	1,101,516	1,084,801	16,715
CAD	Sell	11/04/16	RBC	2,821,818	2,807,062	14,756
CAD	Sell	11/30/16	BMO	53,571,174	53,254,191	316,983
CAD	Sell	12/05/16	RBC	327,211,179	326,534,863	676,316
CAD	Sell	12/05/16	RBC	6,879,561	6,871,883	7,678
CAD	Sell	12/05/16	RBC	2,698,137	2,692,077	6,060
CAD	Sell	12/05/16	SSG	1,056,910	1,055,205	1,705
CHF	Buy	11/04/16	CBK	4,018,303	4,007,636	(10,667)
CHF	Buy	11/04/16	CBK	4,037,946	3,992,474	(45,472)
CHF	Sell	11/04/16	UBS	8,029,453	7,858,604	170,849
CHF	Sell	11/04/16	GSC	141,470	141,505	(35)

The accompanying notes are an integral part of these financial statements.

249

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
DKK	Buy	11/04/16	SCB	$130,607,211	$130,999,839	$392,628
DKK	Buy	11/04/16	BCLY	2,314,771	2,259,458	(55,313)
DKK	Buy	11/04/16	BNP	5,204,932	5,098,135	(106,797)
DKK	Sell	11/04/16	BCLY	141,791,038	138,357,432	3,433,606
DKK	Sell	12/05/16	SCB	130,782,358	131,181,553	(399,195)
EUR	Buy	11/04/16	CBK	12,813,457	12,912,657	99,200
EUR	Buy	11/04/16	JPM	2,826,913	2,849,107	22,194
EUR	Buy	11/04/16	GSC	1,741,769	1,745,696	3,927
EUR	Buy	11/04/16	MSC	3,780,157	3,782,340	2,183
EUR	Buy	11/04/16	SCB	2,272,908	2,267,208	(5,700)
EUR	Buy	11/04/16	BCLY	1,055,899	1,037,536	(18,363)
EUR	Buy	11/04/16	NOM	1,896,951	1,860,977	(35,974)
EUR	Buy	11/04/16	JPM	1,683,650	1,646,883	(36,767)
EUR	Buy	11/04/16	JPM	2,680,736	2,624,032	(56,704)
EUR	Buy	11/04/16	JPM	2,752,795	2,689,908	(62,887)
EUR	Buy	11/04/16	JPM	15,676,905	15,496,066	(180,839)
EUR	Buy	11/04/16	CBK	13,285,737	13,101,500	(184,237)
EUR	Buy	11/04/16	CBK	13,295,283	13,101,499	(193,784)
EUR	Buy	11/04/16	CBK	13,296,846	13,101,499	(195,347)
EUR	Buy	11/04/16	CBK	15,723,984	15,496,067	(227,917)
EUR	Buy	11/04/16	CBK	13,415,781	13,158,591	(257,190)
EUR	Buy	11/04/16	BOA	13,228,918	12,949,986	(278,932)
EUR	Buy	11/04/16	JPM	13,212,448	12,917,049	(295,399)
EUR	Buy	11/30/16	BOA	3,446,445	3,474,162	27,717
EUR	Buy	11/30/16	MSC	94,119	94,520	401
EUR	Buy	12/05/16	HSBC	42,856,240	43,164,177	307,937
EUR	Buy	12/05/16	SSG	5,235,220	5,291,355	56,135
EUR	Buy	12/05/16	CBK	8,049,773	8,093,696	43,923
EUR	Buy	12/05/16	JPM	8,052,887	8,093,696	40,809
EUR	Buy	12/05/16	CBK	5,374,196	5,395,797	21,601
EUR	Buy	12/05/16	BOA	2,715,923	2,737,477	21,554
EUR	Buy	12/05/16	CBK	2,728,332	2,742,973	14,641
EUR	Buy	12/05/16	JPM	3,354,748	3,364,127	9,379
EUR	Sell	11/04/16	BMO	185,444,124	181,636,869	3,807,255
EUR	Sell	11/04/16	GSC	26,493,607	25,826,412	667,195
EUR	Sell	11/04/16	JPM	15,848,681	15,496,066	352,615
EUR	Sell	11/04/16	JPM	15,839,084	15,496,067	343,017
EUR	Sell	11/04/16	JPM	13,194,725	12,912,657	282,068
EUR	Sell	11/04/16	JPM	10,571,585	10,330,345	241,240
EUR	Sell	11/04/16	GSC	10,556,522	10,330,345	226,177
EUR	Sell	11/04/16	DEUT	15,705,833	15,496,066	209,767
EUR	Sell	11/04/16	JPM	5,367,705	5,237,087	130,618
EUR	Sell	11/04/16	JPM	3,547,939	3,463,942	83,997
EUR	Sell	11/04/16	RBS	1,829,589	1,789,613	39,976
EUR	Sell	11/04/16	JPM	13,529,754	13,493,458	36,296
EUR	Sell	11/04/16	GSC	5,312,589	5,284,297	28,292
EUR	Sell	11/04/16	MSC	1,072,470	1,048,515	23,955
EUR	Sell	11/04/16	SCB	939,788	922,254	17,534
EUR	Sell	11/04/16	MSC	3,717,142	3,705,486	11,656
EUR	Sell	11/04/16	BCLY	949,866	944,213	5,653
EUR	Sell	11/04/16	JPM	1,859,542	1,860,977	(1,435)
EUR	Sell	11/04/16	JPM	441,476	445,756	(4,280)
EUR	Sell	11/04/16	HSBC	8,448,628	8,455,095	(6,467)
EUR	Sell	11/04/16	CBK	5,129,158	5,165,721	(36,563)
EUR	Sell	11/30/16	BCLY	36,650,196	36,892,492	(242,296)
EUR	Sell	11/30/16	GSC	36,454,649	36,758,406	(303,757)
EUR	Sell	11/30/16	CBK	54,073,393	54,517,855	(444,462)
EUR	Sell	12/05/16	SSG	2,724,092	2,726,483	(2,391)
EUR	Sell	12/05/16	BOA	559,508	563,986	(4,478)

The accompanying notes are an integral part of these financial statements.

250

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	12/05/16	CIB	$1,055,060	$1,060,910	$(5,850)
EUR	Sell	12/05/16	RBS	1,598,734	1,616,101	(17,367)
EUR	Sell	12/05/16	SSG	3,184,874	3,204,717	(19,843)
EUR	Sell	12/05/16	JPM	5,444,067	5,471,655	(27,588)
EUR	Sell	12/05/16	RBS	4,839,494	4,871,389	(31,895)
EUR	Sell	12/05/16	JPM	10,065,998	10,127,563	(61,565)
EUR	Sell	12/05/16	HSBC	12,794,027	12,929,904	(135,877)
EUR	Sell	12/05/16	SSG	196,349,315	196,865,236	(515,921)
GBP	Buy	11/04/16	JPM	3,371,562	3,378,495	6,933
GBP	Buy	11/04/16	GSC	5,196,432	5,202,391	5,959
GBP	Buy	11/04/16	MSC	1,925,460	1,891,222	(34,238)
GBP	Buy	11/04/16	JPM	916,406	862,985	(53,421)
GBP	Buy	11/04/16	CSFB	1,758,628	1,701,488	(57,140)
GBP	Buy	11/04/16	BOA	1,283,093	1,205,731	(77,362)
GBP	Buy	11/04/16	MSC	1,419,550	1,334,260	(85,290)
GBP	Buy	11/04/16	CBK	2,151,492	2,025,873	(125,619)
GBP	Buy	11/04/16	UBS	2,688,717	2,527,750	(160,967)
GBP	Buy	11/04/16	BCLY	6,640,395	6,261,231	(379,164)
GBP	Buy	11/04/16	JPM	6,658,303	6,261,231	(397,072)
GBP	Buy	11/04/16	BMO	38,336,148	36,129,079	(2,207,069)
GBP	Buy	12/05/16	SSG	46,770,953	47,042,880	271,927
GBP	Sell	11/04/16	CBK	12,915,656	12,136,874	778,782
GBP	Sell	11/04/16	JPM	2,664,698	2,558,353	106,345
GBP	Sell	11/04/16	BCLY	1,548,553	1,462,790	85,763
GBP	Sell	11/04/16	SSG	1,548,729	1,487,272	61,457
GBP	Sell	11/04/16	JPM	4,132,907	4,125,190	7,717
GBP	Sell	11/30/16	CBK	14,356,353	14,452,811	(96,458)
GBP	Sell	12/05/16	HSBC	13,515,444	13,523,067	(7,623)
GBP	Sell	12/05/16	CBK	5,416,188	5,423,926	(7,738)
GBP	Sell	12/05/16	JPM	8,112,007	8,135,888	(23,881)
GBP	Sell	12/05/16	CBK	8,111,775	8,135,889	(24,114)
GBP	Sell	12/05/16	SSG	5,171,086	5,205,891	(34,805)
GBP	Sell	12/05/16	SSG	6,745,236	6,816,655	(71,419)
GBP	Sell	12/05/16	BCLY	6,743,394	6,816,655	(73,261)
GBP	Sell	12/05/16	JPM	13,424,395	13,590,437	(166,042)
GBP	Sell	12/05/16	HSBC	43,109,768	43,391,407	(281,639)
HKD	Sell	04/28/17	SCB	1,685,634	1,688,359	(2,725)
HKD	Sell	04/28/17	SCB	3,373,788	3,376,847	(3,059)
HKD	Sell	04/28/17	SCB	5,060,617	5,065,205	(4,588)
HKD	Sell	04/28/17	SCB	5,057,159	5,065,335	(8,176)
HKD	Sell	04/28/17	SCB	5,057,028	5,065,334	(8,306)
HKD	Sell	04/28/17	SCB	5,057,028	5,065,334	(8,306)
HKD	Sell	04/28/17	HSBC	10,101,444	10,119,567	(18,123)
HKD	Sell	04/28/17	HSBC	10,958,062	10,978,139	(20,077)
HKD	Sell	04/28/17	SCB	9,787,048	9,812,851	(25,803)
HKD	Sell	04/28/17	CBK	19,752,991	19,789,387	(36,396)
JPY	Buy	11/04/16	CBK	53,159,341	53,242,282	82,941
JPY	Buy	11/04/16	JPM	1,953,438	1,885,436	(68,002)
JPY	Buy	11/04/16	DEUT	15,675,588	15,501,772	(173,816)
JPY	Buy	11/04/16	CIB	13,158,823	12,982,517	(176,306)
JPY	Buy	11/04/16	JPM	16,079,653	15,501,772	(577,881)
JPY	Buy	12/05/16	SSG	5,457,021	5,457,503	482
JPY	Buy	12/05/16	SSG	13,511,255	13,504,282	(6,973)
JPY	Buy	12/05/16	HSBC	12,947,333	12,932,925	(14,408)
JPY	Buy	12/05/16	JPM	25,479,692	25,452,433	(27,259)
JPY	Buy	12/05/16	JPM	13,537,896	13,504,283	(33,613)
JPY	Buy	12/05/16	JPM	13,540,488	13,504,283	(36,205)
JPY	Sell	11/04/16	MSC	11,811,125	11,312,081	499,044
JPY	Sell	11/04/16	BCLY	6,620,754	6,381,108	239,646

The accompanying notes are an integral part of these financial statements.

251

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
JPY	Sell	11/04/16	JPM	$6,588,263	$6,381,108	$207,155
JPY	Sell	11/04/16	CBK	15,664,246	15,501,772	162,474
JPY	Sell	11/04/16	CBK	13,403,589	13,250,502	153,087
JPY	Sell	11/04/16	CBK	13,055,639	12,918,143	137,496
JPY	Sell	11/04/16	JPM	15,638,966	15,501,772	137,194
JPY	Sell	11/04/16	JPM	1,959,116	1,890,205	68,911
JPY	Sell	11/04/16	SSG	6,715,476	6,648,140	67,336
JPY	Sell	11/04/16	JPM	6,705,206	6,648,140	57,066
JPY	Sell	11/04/16	JPM	2,722,181	2,680,809	41,372
JPY	Sell	12/05/16	CBK	2,713,149	2,704,882	8,267
JPY	Sell	12/05/16	SSG	5,329,847	5,337,010	(7,163)
JPY	Sell	12/05/16	CBK	53,213,558	53,303,207	(89,649)
KRW	Buy	11/04/16	HSBC	3,137,653	3,020,687	(116,966)
KRW	Sell	11/04/16	CBA	79,786,757	77,209,906	2,576,851
KRW	Sell	11/04/16	GSC	79,775,951	77,209,907	2,566,044
KRW	Sell	11/04/16	SSG	8,575,358	8,393,579	181,779
KRW	Sell	12/05/16	SSG	159,832,614	159,770,231	62,383
MXN	Buy	11/04/16	RBC	1,247,408	1,285,447	38,039
MXN	Buy	11/04/16	GSC	5,556,451	5,470,568	(85,883)
MXN	Buy	11/04/16	GSC	95,426,466	94,501,079	(925,387)
MXN	Buy	12/05/16	GSC	1,293,510	1,280,752	(12,758)
MXN	Buy	12/05/16	SSG	5,319,606	5,297,151	(22,455)
MXN	Sell	11/04/16	GSC	1,298,035	1,285,447	12,588
MXN	Sell	11/04/16	GSC	5,465,761	5,470,567	(4,806)
MXN	Sell	11/04/16	SSG	5,456,153	5,470,568	(14,415)
MXN	Sell	11/04/16	RBC	86,395,925	89,030,511	(2,634,586)
MXN	Sell	12/05/16	GSC	95,093,846	94,155,911	937,935
MXN	Sell	12/05/16	GSC	5,360,284	5,297,783	62,501
MXN	Sell	12/05/16	SSG	5,267,666	5,297,783	(30,117)
NOK	Buy	11/04/16	HSBC	221,504,929	221,643,762	138,833
NOK	Buy	11/04/16	BCLY	950,927	946,465	(4,462)
NOK	Buy	11/04/16	MSC	955,794	947,675	(8,119)
NOK	Buy	11/04/16	RBS	3,527,025	3,453,267	(73,758)
NOK	Buy	11/04/16	JPM	4,041,492	3,906,893	(134,599)
NOK	Buy	11/04/16	JPM	13,289,305	12,932,201	(357,104)
NOK	Buy	11/04/16	RBC	174,568,147	171,144,394	(3,423,753)
NOK	Buy	12/05/16	HSBC	140,772,818	140,862,556	89,738
NOK	Buy	12/05/16	JPM	2,130,281	2,127,844	(2,437)
NOK	Sell	11/04/16	RBC	210,782,227	206,648,218	4,134,009
NOK	Sell	11/04/16	JPM	13,374,380	12,961,248	413,132
NOK	Sell	11/04/16	GSC	16,022,300	15,812,747	209,553
NOK	Sell	11/04/16	JPM	13,293,666	13,128,272	165,394
NOK	Sell	11/04/16	JPM	13,255,859	13,122,220	133,639
NOK	Sell	11/04/16	RBS	2,386,439	2,314,119	72,320
NOK	Sell	11/04/16	JPM	1,554,585	1,505,630	48,955
NOK	Sell	11/04/16	JPM	3,976,024	3,935,940	40,084
NOK	Sell	11/04/16	BCLY	1,071,899	1,037,239	34,660
NOK	Sell	11/04/16	RBS	2,737,013	2,702,630	34,383
NOK	Sell	11/04/16	SCB	954,406	951,306	3,100
NOK	Sell	11/04/16	HSBC	140,766,858	140,855,086	(88,228)
NOK	Sell	12/05/16	RBS	1,556,800	1,561,387	(4,587)
NOK	Sell	12/05/16	HSBC	221,514,307	221,655,515	(141,208)
NZD	Buy	11/04/16	CBK	13,070,096	13,184,945	114,849
NZD	Buy	11/04/16	CBK	7,828,266	7,911,252	82,986
NZD	Buy	11/04/16	JPM	60,485,173	60,517,328	32,155
NZD	Buy	11/04/16	NAB	60,513,435	60,518,758	5,323
NZD	Buy	11/04/16	SSG	950,679	943,774	(6,905)
NZD	Buy	11/04/16	CBK	1,094,169	1,083,194	(10,975)
NZD	Buy	11/04/16	MSC	1,415,688	1,401,360	(14,328)

The accompanying notes are an integral part of these financial statements.

252

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
NZD	Buy	11/04/16	NAB	$1,075,670	$1,054,595	$(21,075)
NZD	Buy	11/04/16	HSBC	1,591,049	1,563,661	(27,388)
NZD	Buy	11/04/16	CBK	2,437,521	2,405,193	(32,328)
NZD	Buy	11/04/16	CBK	13,598,688	13,417,313	(181,375)
NZD	Buy	11/04/16	HSBC	14,320,737	14,056,504	(264,233)
NZD	Buy	12/05/16	JPM	1,722,237	1,728,117	5,880
NZD	Buy	12/05/16	SSG	1,061,118	1,064,006	2,888
NZD	Buy	12/05/16	MSC	1,588,690	1,588,868	178
NZD	Sell	11/04/16	WEST	34,182,967	33,554,006	628,961
NZD	Sell	11/04/16	BOA	34,182,663	33,554,721	627,942
NZD	Sell	11/04/16	NAB	34,179,847	33,554,721	625,126
NZD	Sell	11/04/16	HSBC	34,175,624	33,554,722	620,902
NZD	Sell	11/04/16	GSC	15,902,308	15,618,736	283,572
NZD	Sell	11/04/16	CBK	10,648,214	10,548,099	100,115
NZD	Sell	11/04/16	CBK	10,643,463	10,548,098	95,365
NZD	Sell	11/04/16	SSG	1,951,695	1,919,721	31,974
NZD	Sell	11/04/16	GSC	1,282,914	1,265,515	17,399
NZD	Sell	11/04/16	SCB	2,810,049	2,806,296	3,753
NZD	Sell	11/04/16	CBA	1,133,513	1,133,243	270
NZD	Sell	12/05/16	MSC	1,345,156	1,349,645	(4,489)
NZD	Sell	12/05/16	NAB	60,439,371	60,444,123	(4,752)
NZD	Sell	12/05/16	JPM	60,411,535	60,442,695	(31,160)
PLN	Buy	11/04/16	JPM	20,024,866	19,498,512	(526,354)
PLN	Buy	12/05/16	CBK	19,378,657	19,484,555	105,898
PLN	Sell	11/04/16	CBK	19,387,251	19,498,512	(111,261)
SEK	Buy	11/04/16	JPM	433,525	428,435	(5,090)
SEK	Buy	11/04/16	JPM	1,224,243	1,208,121	(16,122)
SEK	Buy	11/04/16	SCB	2,124,706	2,072,963	(51,743)
SEK	Buy	11/04/16	CBK	5,043,199	4,970,683	(72,516)
SEK	Buy	11/04/16	RBS	2,815,113	2,674,255	(140,858)
SEK	Buy	11/04/16	HSBC	8,449,304	8,271,888	(177,416)
SEK	Buy	11/04/16	HSBC	118,230,064	117,945,308	(284,756)
SEK	Buy	11/04/16	GSC	10,448,011	9,941,365	(506,646)
SEK	Buy	11/04/16	GSC	15,674,507	14,912,049	(762,458)
SEK	Buy	11/04/16	JPM	41,658,417	39,398,597	(2,259,820)
SEK	Buy	12/05/16	BOA	548,840	542,629	(6,211)
SEK	Buy	12/05/16	BCLY	2,718,250	2,679,320	(38,930)
SEK	Buy	12/05/16	RBS	4,828,045	4,766,552	(61,493)
SEK	Buy	12/05/16	JPM	5,427,935	5,354,538	(73,397)
SEK	Buy	12/05/16	JPM	10,028,429	9,911,046	(117,383)
SEK	Buy	12/05/16	HSBC	66,797,834	66,643,850	(153,984)
SEK	Sell	11/04/16	JPM	124,710,401	117,945,308	6,765,093
SEK	Sell	11/04/16	JPM	13,150,151	12,430,694	719,457
SEK	Sell	11/04/16	HSBC	66,706,076	66,545,415	160,661
SEK	Sell	11/04/16	JPM	2,694,253	2,624,424	69,829
SEK	Sell	11/04/16	RBS	2,338,796	2,277,824	60,972
SEK	Sell	12/05/16	HSBC	118,392,695	118,119,774	272,921
SEK	Sell	12/05/16	CBK	2,725,776	2,688,192	37,584
SGD	Buy	11/04/16	JPM	6,776,764	6,753,087	(23,677)
SGD	Sell	11/04/16	JPM	6,708,904	6,690,552	18,352
SGD	Sell	11/04/16	CBK	62,731	62,535	196
TRY	Buy	11/04/16	CBK	15,745,577	15,807,352	61,775
TRY	Buy	11/04/16	GSC	5,329,047	5,298,933	(30,114)
TRY	Buy	12/05/16	GSC	5,305,217	5,330,090	24,873
TRY	Sell	11/04/16	MSC	5,306,011	5,142,322	163,689
TRY	Sell	11/04/16	GSC	5,412,324	5,366,098	46,226
TRY	Sell	11/04/16	GSC	5,298,847	5,298,933	(86)
TRY	Sell	11/04/16	GSC	5,263,327	5,298,933	(35,606)
TRY	Sell	12/05/16	CBK	15,639,436	15,702,226	(62,790)

The accompanying notes are an integral part of these financial statements.

253

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
ZAR	Buy	11/04/16	GSC	$5,327,359	$5,463,013	$135,654
ZAR	Buy	11/04/16	CSFB	11,668,353	11,803,799	135,446
ZAR	Buy	12/05/16	GSC	5,360,621	5,529,265	168,644
ZAR	Buy	12/05/16	GSC	5,386,619	5,529,266	142,647
ZAR	Buy	12/05/16	GSC	5,405,660	5,529,265	123,605
ZAR	Sell	11/04/16	JPM	6,145,747	6,189,612	(43,865)
ZAR	Sell	11/04/16	GSC	10,721,791	11,077,200	(355,409)
ZAR	Sell	12/05/16	GSC	5,403,898	5,529,413	(125,515)
ZAR	Sell	12/05/16	CSFB	11,593,658	11,730,073	(136,415)

Total						$20,836,261

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CIB	Credit Agricole
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
NOM	Nomura International
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso

Currency Abbreviations: - (continued)
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRAXX.EUR	Markit iTraxx - Europe
ITRAXX.XOV	Markit iTraxx Index - Europe Crossover

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
HIBOR	Hong Kong Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
NIBOR	Norwegian Interbank Offered Rate
OTC	Over-the-Counter
PAC	Planned Amortization Class
STIBOR	Stockholm Interbank Offered Rate
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

254

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Utilities	$240,783	$240,783	$—	$—
Asset & Commercial Mortgage Backed Securities	510,386,718	—	507,669,310	2,717,408
Corporate Bonds	926,016,495	—	926,016,495	—
Foreign Government Obligations	1,685,989,218	—	1,685,989,218	—
Senior Floating Rate Interests	56,249,818	—	56,249,818	—
U.S. Government Agencies	8,989,644	—	8,989,644	—
U.S. Government Securities	325,723,810	—	325,723,810	—
Convertible Bonds	11,078,344	—	11,078,344	—
Short-Term Investments	68,008,822	68,008,822	—	—
Purchased Options	3,117,369	—	3,117,369	—
Foreign Currency Contracts(2)	48,669,668	—	48,669,668	—
Futures Contracts(2)	7,635,373	7,635,373	—	—
Swaps - Credit Default(2)	555,712	—	555,712	—
Swaps - Interest Rate(2)	3,198,182	—	3,198,182	—

Total	$3,655,859,956	$75,884,978	$3,577,257,570	$2,717,408

Liabilities
Foreign Currency Contracts(2)	$(27,833,407)	$—	$(27,833,407)	$—
Futures Contracts(2)	(2,075,365)	(2,075,365)	—	—
Swaps - Credit Default(2)	(1,779,197)	—	(1,779,197)	—
Swaps - Interest Rate(2)	(4,026,788)	—	(4,026,788)	—
Written Options	(2,350,844)	—	(2,350,844)	—

Total	$(38,065,601)	$(2,075,365)	$(35,990,236)	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$7,032,627	$7,032,627
Purchases	2,717,408	2,717,408
Sales	(2,630,000)	(2,630,000)
Accrued discounts/(premiums)	268	268
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	1,451	1,451
Transfers into Level 3	—	—
Transfers out of Level 3(1)	(4,404,346)	(4,404,346)

Ending balance	$2,717,408	$2,717,408

(1)	For the year ended October 31, 2016, investments valued at $4,404,346 were transferred from Level 3 to Level 2 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable inputs.

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $268.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

255

Fixed Income Funds

Statements of Assets and Liabilities

October 31, 2016

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund
Assets:
Investments in securities, at market value	$100,515,506	$3,997,551,799	$388,619,848
Cash	26,023	—	—
Cash collateral due from broker	292,594	—	—
Foreign currency	81,994	4,654,703	411,656
Unrealized appreciation on OTC swap contracts	177,534	—	—
Unrealized appreciation on foreign currency contracts	2,839,133	13,581	6,790
Receivables:
Investment securities sold	5,047,096	61,487,242	4,170,298
Fund shares sold	115,887	5,750,878	3,019,154
Dividends and interest	1,518,594	23,270,854	2,414,555
Variation margin on financial derivative instruments	—	—	—
Other assets	49,793	62,818	70,067

Total assets	110,664,154	4,092,791,875	398,712,368

Liabilities:
Unrealized depreciation on bond forward contracts	—	—	—
Unrealized depreciation on foreign currency contracts	3,373,143	707,934	51,296
Unrealized depreciation on OTC swap contracts	214,741	—	—
Cash collateral due to broker	280,000	—	—
Unfunded loan commitments	—	1,785,945	244,941
Payables:
Investment securities purchased	999,093	175,068,715	31,966,131
Fund shares redeemed	57,751	10,038,384	847,183
Investment management fees	92,938	1,982,339	208,762
Transfer agent fees	2,678	247,779	27,256
Accounting services fees	2,324	59,186	5,368
Board of Directors’ fees	255	7,226	638
Variation margin on financial derivative instruments	11,566	—	—
Foreign taxes	62,383	—	—
Distribution fees	2,835	1,226,409	96,125
Distributions payable	—	1,883,332	35,448
Written options	353,806	—	—
Accrued expenses	33,486	269,857	49,499
OTC swap premiums received	—	—	—

Total liabilities	5,486,999	193,277,106	33,532,647

Net assets	$105,177,155	$3,899,514,769	$365,179,721

Summary of Net Assets:
Capital stock and paid-in-capital	$134,746,666	$4,509,739,702	$406,808,281
Undistributed (distributions in excess of) net investment income	(34,447)	3,831,360	9,058
Accumulated net realized gain (loss)	(28,879,701)	(508,473,524)	(28,914,785)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	(655,363)	(105,582,769)	(12,722,833)

Net assets	$105,177,155	$3,899,514,769	$365,179,721

Shares authorized	500,000,000	3,200,000,000	450,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$7.48	$8.58	$9.82

Maximum offering price per share	$7.83	$8.85	$10.12

Shares outstanding	775,945	101,937,663	12,585,622

Net Assets	$5,803,597	$875,037,369	$123,600,010

Class B: Net asset value per share	$—	$8.57	$—

Shares outstanding	—	431,249	—

Net Assets	$—	$3,695,934	$—

The accompanying notes are an integral part of these financial statements.

256

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund	Hartford Municipal Short Duration Fund

$354,780,333	$622,303,413	$19,196,386	$761,670,342	$170,787,408	$18,518,663
—	—	—	—	—	—
689,549	—	—	—	1,485,000	—
—	35	—	—	—	—
—	713,372	—	—	1,470,826	—
—	947,880	—	—	—	—

502,442	63,259	—	4,675,418	—	—
901,664	706,671	76,616	1,159,188	150,631	48,147
5,760,600	1,580,113	224,648	8,879,632	2,141,152	207,746
—	—	—	23	—	—
111,370	81,444	26,772	62,751	36,273	26,107

362,745,958	626,396,187	19,524,422	776,447,354	176,071,290	18,800,663

—	112,656	—	—	—	—
43,932	545,905	—	—	—	—
—	82,761	—	—	1,587,655	—
—	99,084	—	—	260,000	—
—	—	—	—	—	—

—	2,907,264	367,991	22,217,728	2,094,255	338,693
1,279,132	1,627,634	2,425	3,395,892	223,437	48,878
199,776	258,990	5,548	211,583	50,802	5,391
58,281	58,438	552	27,998	7,309	354
6,147	7,399	285	11,424	2,322	277
553	1,337	138	890	413	152
21,943	95,087	—	—	—	—
—	2,789	—	—	—	—
108,313	206,790	4,572	168,888	44,133	5,176
43,060	—	5	263,108	45,248	—
—	—	—	—	—	—
72,878	107,600	36,412	51,814	32,877	36,305
—	615,486	—	—	—	—

1,834,015	6,729,220	417,928	26,349,325	4,348,451	435,226

$360,911,943	$619,666,967	$19,106,494	$750,098,029	$171,722,839	$18,365,437

$398,225,581	$664,999,334	$18,789,633	$752,863,455	$197,046,912	$18,265,076
9,847	4,565,756	7,426	166,368	16,957	6,238
(37,918,601)	(62,091,349)	(37,059)	(26,463,792)	(32,214,842)	(15,308)
595,116	12,193,226	346,494	23,531,998	6,873,812	109,431

$360,911,943	$619,666,967	$19,106,494	$750,098,029	$171,722,839	$18,365,437

500,000,000	6,245,000,000	250,000,000	750,000,000	19,300,000,000	250,000,000

$0.0010	$0.0010	$0.0010	$0.0010	$0.0001	$0.0010

$7.28	$11.05	$10.34	$8.69	$9.31	$10.08

$7.62	$11.57	$10.83	$9.10	$9.75	$10.55

34,025,073	20,753,835	961,028	32,603,437	11,167,818	831,691

$247,549,347	$229,328,801	$9,933,029	$283,274,571	$104,013,147	$8,383,173

$7.23	$10.57	$—	$8.68	$9.23	$—

208,689	487,670	—	110,972	34,734	—

$1,509,322	$5,153,597	$—	$963,529	$320,450	$—

The accompanying notes are an integral part of these financial statements.

257

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund
Class C: Net asset value per share	$7.47	$8.57	$9.82

Shares outstanding	253,543	141,586,517	8,482,535

Net Assets	$1,894,983	$1,213,760,085	$83,318,166

Class I: Net asset value per share	$7.46	$8.59	$9.83

Shares outstanding	1,322,677	170,684,795	15,455,953

Net Assets	$9,871,297	$1,466,927,885	$151,911,606

Class R3: Net asset value per share	$7.43	$8.61	$9.81

Shares outstanding	2,677	1,233,896	32,501

Net Assets	$19,899	$10,617,779	$318,904

Class R4: Net asset value per share	$7.45	$8.58	$9.80

Shares outstanding	4,164	1,023,784	51,723

Net Assets	$31,016	$8,781,373	$506,975

Class R5: Net asset value per share	$7.24	$8.58	$9.80

Shares outstanding	1,614	226,155	60,403

Net Assets	$11,683	$1,940,910	$591,788

Class Y: Net asset value per share	$7.43	$8.57	$9.80

Shares outstanding	11,781,541	37,182,299	503,282

Net Assets	$87,544,680	$318,753,434	$4,932,272

Cost of investments	$100,618,631	$4,102,534,259	$401,306,295
Cost of foreign currency	$82,593	$4,648,131	$411,075
Proceeds of written option contracts	$435,867	$—	$—

The accompanying notes are an integral part of these financial statements.

258

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund	Hartford Municipal Short Duration Fund
$7.25	$10.56	$10.34	$8.69	$9.26	$10.08

8,455,770	13,853,639	293,516	14,717,926	2,766,797	403,665

$61,297,269	$146,289,240	$3,033,945	$127,960,024	$25,611,292	$4,067,019

$7.31	$11.25	$10.34	$8.71	$9.34	$10.08

5,075,848	5,574,183	594,040	38,811,902	2,628,710	586,870

$37,099,397	$62,726,075	$6,139,520	$337,899,905	$24,544,957	$5,915,245

$7.27	$10.84	$—	$—	$—	$—

433,663	5,180,822	—	—	—	—

$3,153,496	$56,150,368	$—	$—	$—	$—

$7.28	$11.04	$—	$—	$—	$—

230,804	1,420,818	—	—	—	—

$1,681,179	$15,684,344	$—	$—	$—	$—

$7.27	$11.22	$—	$—	$—	$—

91,419	213,135	—	—	—	—

$664,713	$2,392,134	$—	$—	$—	$—

$7.26	$11.28	$—	$—	$9.29	$—

1,095,838	9,037,306	—	—	1,855,717	—

$7,957,220	$101,942,408	$—	$—	$17,232,993	$—

$354,083,827	$611,251,480	$18,849,892	$738,138,344	$163,796,767	$18,409,232
$—	$36	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

259

Fixed Income Funds

Statements of Assets and Liabilities

October 31, 2016

	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund
Assets:
Investments in securities, at market value	$203,365,161	$914,606,872	$395,423,907
Cash	—	85,013	—
Cash collateral due from broker	—	599,138	95,000
Foreign currency	—	—	18,951
Unrealized appreciation on OTC swap contracts	—	—	1,084,047
Unrealized appreciation on foreign currency contracts	—	—	535,671
Receivables:
Investment securities sold	84,568,143	2,562,492	10,005,741
Fund shares sold	42,572	5,627,030	376,184
Dividends and interest	263,579	4,234,914	3,236,884
Variation margin on financial derivative instruments	28,420	—	—
OTC swap premiums paid	—	—	3,365,383
Other assets	82,222	116,846	66,489

Total assets	288,350,097	927,832,305	414,208,257

Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	1,692,444
Bank overdraft	15,338	—	7,769,408
Bank overdraft - foreign cash	—	—	—
Unrealized depreciation on OTC swap contracts	—	—	626,853
Cash collateral due to broker	—	—	1,088,000
TBA sale commitments, at market value	52,729,815	—	—
Unfunded loan commitments	—	—	18,433
Payables:
Investment securities purchased	110,556,880	29,364,221	3,582,185
Fund shares redeemed	433,308	1,988,865	866,744
Investment management fees	54,086	321,349	186,670
Transfer agent fees	3,411	82,596	24,965
Accounting services fees	1,514	15,009	6,788
Board of Directors’ fees	294	1,469	779
Variation margin on financial derivative instruments	—	39,479	118,273
Foreign taxes	—	—	—
Distribution fees	6,437	219,629	90,549
Distributions payable	141	131,107	—
Written options	—	—	—
Accrued expenses	34,695	100,385	61,498
OTC swap premiums received	—	—	4,881,300

Total liabilities	163,835,919	32,264,109	21,014,889

Net assets	$124,514,178	$895,568,196	$393,193,368

Summary of Net Assets:
Capital stock and paid-in-capital	$121,800,358	$892,865,516	$404,134,193
Undistributed (distributions in excess of) net investment income	355	198,813	1,990,768
Accumulated net realized gain (loss)	2,176,286	(5,170,764)	(8,646,352)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	537,179	7,674,631	(4,285,241)

Net assets	$124,514,178	$895,568,196	$393,193,368

Shares authorized	450,000,000	650,000,000	950,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$10.34	$9.88	$8.76

Maximum offering price per share	$10.83	$10.08	$9.17

Shares outstanding	1,382,791	53,635,386	13,698,867

Net Assets	$14,294,062	$530,177,688	$120,050,670

Class B: Net asset value per share	$—	$9.94	$8.78

Shares outstanding	—	240,778	251,048

Net Assets	$—	$2,392,765	$2,204,770

The accompanying notes are an integral part of these financial statements.

260

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

The Hartford Total Return Bond Fund	The Hartford Unconstrained Bond Fund	The Hartford World Bond Fund

$2,822,284,535	$133,425,267	$3,595,801,021
—	42,767	160,093
276,704	75,000	—
—	26,771	9,182
3,344,825	350,373	3,007,699
795,032	78,054	48,669,668

584,215,369	4,186,371	16,328,739
4,380,017	5,892	18,317,246
11,298,809	525,510	28,982,280
—	—	—
10,051,713	1,112,901	6,640,554
342,211	64,517	132,296

3,436,989,215	139,893,423	3,718,048,778

1,060,884	174,707	27,833,407
—	—	—
763,115	—	—
1,773,569	215,637	3,819,483
4,726,000	355,000	3,557,000
96,241,720	—	—
18,433	3,160	—

1,282,892,347	51,114,801	44,729,529
5,855,463	321,942	6,193,006
667,058	40,635	1,861,649
139,939	10,817	321,632
34,455	1,847	60,996
3,024	284	5,995
62,492	36,472	3,694,675
—	91	—
239,068	20,164	237,644
53,190	7,159	—
—	—	2,350,844
144,332	47,786	335,347
10,960,985	1,215,336	4,822,335

1,405,636,074	53,565,838	99,823,542

$2,031,353,141	$86,327,585	$3,618,225,236

$2,005,921,131	$108,548,827	$3,667,461,846
(764,538)	(71,881)	(16,647,727)
(2,479,846)	(21,604,531)	(25,791,703)

28,676,394	(544,830)	(6,797,180)

$2,031,353,141	$86,327,585	$3,618,225,236

900,000,000	500,000,000	1,100,000,000

$0.0010	$0.0010	$0.0010

$10.48	$9.56	$10.36

$10.97	$10.01	$10.85

74,725,603	4,961,176	46,445,082

$782,964,397	$47,433,185	$481,125,720

$10.39	$9.56	$—

423,891	62,312	—

$4,406,337	$595,445	$—

The accompanying notes are an integral part of these financial statements.

261

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund
Class C: Net asset value per share	$10.26	$9.88	$8.79

Shares outstanding	379,081	12,704,798	8,486,682

Net Assets	$3,890,151	$125,547,712	$74,607,480

Class I: Net asset value per share	$10.35	$9.90	$8.79

Shares outstanding	1,183,504	19,149,356	3,562,276

Net Assets	$12,253,562	$189,644,970	$31,317,379

Class R3: Net asset value per share	$10.32	$9.86	$8.75

Shares outstanding	19,164	118,399	30,559

Net Assets	$197,736	$1,167,189	$267,413

Class R4: Net asset value per share	$10.35	$9.87	$8.76

Shares outstanding	2,314	67,016	25,552

Net Assets	$23,952	$661,343	$223,830

Class R5: Net asset value per share	$10.35	$9.86	$8.76

Shares outstanding	4,374	21,162	47,152

Net Assets	$45,286	$208,704	$412,992

Class R6: Net asset value per share	$—	$—	$8.75

Shares outstanding	—	—	1,207

Net Assets	$—	$—	$10,567

Class Y: Net asset value per share	$10.36	$9.86	$8.75

Shares outstanding	9,055,568	4,642,665	18,745,058

Net Assets	$93,809,429	$45,767,825	$164,098,267

Cost of investments	$202,596,313	$907,504,188	$397,617,809
Cost of foreign currency	$—	$—	$14,291
Cost of bank overdraft - foreign cash	$—	$—	$—
Proceeds of TBA sale commitments	$52,803,815	$—	$—
Proceeds of written option contracts	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

262

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

The Hartford Total Return Bond Fund	The Hartford Unconstrained Bond Fund	The Hartford World Bond Fund
$10.50	$9.58	$10.29

7,035,416	1,111,631	15,139,964

$73,840,594	$10,652,433	$155,827,935

$10.49	$9.57	$10.39

11,049,381	572,534	231,800,293

$115,889,421	$5,477,237	$2,407,301,772

$10.68	$9.55	$10.35

556,656	23,909	181,872

$5,942,507	$228,311	$1,881,798

$10.66	$9.55	$10.37

1,440,177	58,602	118,377

$15,348,152	$559,573	$1,227,540

$10.65	$9.55	$10.38

138,244	12,098	109,512

$1,472,972	$115,500	$1,136,861

$10.64	$—	$10.40

995	—	75,953

$10,585	$—	$789,681

$10.65	$9.53	$10.40

96,874,333	2,230,791	54,722,709

$1,031,478,176	$21,265,901	$568,933,929

$2,792,740,354	$133,986,943	$3,626,514,825
$—	$24,931	$10,276
$763,115	$—	$—
$96,248,602	$—	$—
$—	$—	$2,078,109

The accompanying notes are an integral part of these financial statements.

263

Fixed Income Funds

Statements of Operations

For the Year Ended October 31, 2016

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund
Investment Income:
Dividends	$2,296	$43,829	$51,707
Interest	7,486,291	213,846,662	20,120,259
Less: Foreign tax withheld	(47,774)	—	—

Total investment income, net	7,440,813	213,890,491	20,171,966

Expenses:
Investment management fees	1,206,860	23,845,628	2,174,236
Administrative services fees
Class R3	459	23,384	821
Class R4	370	13,170	1,155
Class R5	219	2,434	600
Transfer agent fees
Class A	10,124	1,002,016	106,081
Class B	—	13,270	—
Class C	2,665	1,016,620	80,154
Class I	7,797	1,101,309	102,696
Class R3	33	2,599	138
Class R4	28	978	124
Class R5	3	934	26
Class Y	1,587	4,750	50
Distribution fees
Class A	13,619	2,327,923	284,614
Class B	—	55,476	—
Class C	11,823	12,770,994	857,730
Class R3	1,147	58,459	2,054
Class R4	617	21,951	1,925
Custodian fees	51,575	20,402	5,050
Registration and filing fees	88,191	190,807	105,379
Accounting services fees	30,172	712,239	55,909
Board of Directors’ fees	4,786	120,908	10,460
Audit fees	40,285	28,351	39,421
Other expenses	29,881	1,287,225	130,694

Total expenses (before waivers and fees paid indirectly)	1,502,241	44,621,827	3,959,317
Expense waivers	(369,825)	(80,746)	(274,227)
Transfer agent fee waivers	—	—	—

Total waivers and fees paid indirectly	(369,825)	(80,746)	(274,227)

Total expenses, net	1,132,416	44,541,081	3,685,090

Net Investment Income (Loss)	6,308,397	169,349,410	16,486,876

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Capital gain distributions received from underlying funds	—	—	—
Net realized gain (loss) on investments	(22,621,511)	(186,010,937)	(19,820,702)
Less: Foreign taxes paid on realized capital gains	(172,135)	—	—
Net realized gain (loss) on purchased options contracts	(111,978)	—	—
Net realized gain (loss) on futures contracts	(223,745)	—	—
Net realized gain (loss) on written options contracts	605,367	—	—
Net realized gain (loss) on swap contracts	(138,750)	—	—
Net realized gain (loss) on bond forward contracts	—	—	—
Net realized gain (loss) on foreign currency contracts	3,262,304	12,704,900	1,611,725
Net realized gain (loss) on other foreign currency transactions	(208,550)	529,484	(156,632)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(19,608,998)	(172,776,553)	(18,365,609)

The accompanying notes are an integral part of these financial statements.

264

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2016

The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund	Hartford Municipal Short Duration Fund

$110,313	$—	$—	$—	$—	$—
19,950,453	11,239,975	394,630	20,087,791	5,916,396	268,912
—	(12,077)	—	—	—	—

20,060,766	11,227,898	394,630	20,087,791	5,916,396	268,912

2,174,535	3,214,635	49,903	2,172,837	593,176	57,197

5,586	116,315	—	—	—	—
2,454	25,199	—	—	—	—
539	3,000	—	—	—	—

473,079	376,792	3,386	97,580	57,160	2,372
7,960	20,253	—	1,681	833	—
67,974	191,805	135	56,608	13,602	837
32,057	116,155	193	130,634	13,163	107
892	5,586	—	—	—	—
416	1,614	—	—	—	—
142	913	—	—	—	—
118	1,690	—	—	273	—

574,245	600,455	14,989	635,517	263,593	17,166
22,881	77,605	—	17,130	5,933	—
611,416	1,604,743	27,609	1,164,894	268,926	40,661
13,965	290,788	—	—	—	—
4,090	41,999	—	—	—	—
6,802	11,558	1,175	4,504	1,787	996
103,835	108,441	66,952	115,197	73,586	67,548
66,909	92,233	2,566	115,401	27,117	2,942
10,591	20,382	1,296	19,750	5,964	1,372
48,650	44,267	68,524	50,876	35,244	68,525
168,390	259,835	7,639	133,151	47,708	8,396

4,397,526	7,226,263	244,367	4,715,760	1,408,065	268,119
(432,493)	(541,696)	(138,305)	(27,859)	(106,056)	(137,404)
(1,110)	—	—	—	—	—

(433,603)	(541,696)	(138,305)	(27,859)	(106,056)	(137,404)

3,963,923	6,684,567	106,062	4,687,901	1,302,009	130,715

16,096,843	4,543,331	288,568	15,399,890	4,614,387	138,197

—	—	69	3,124	294	180
(9,929,215)	(2,831,277)	28,764	2,298,451	1,308,858	6,194
—	—	—	—	—	—
—	—	—	—	—	—
—	27,955	—	(992,629)	—	—
—	—	—	—	—	—
894,787	(1,382,035)	—	—	(8,743,275)	—
—	459,435	—	—	—	—
5,396	(2,494,048)	—	—	—	—
121,992	(132,045)	—	—	—	—

(8,907,040)	(6,352,015)	28,833	1,308,946	(7,434,123)	6,374

The accompanying notes are an integral part of these financial statements.

265

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2016

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$20,266,507	$217,658,801	$20,378,551
Net unrealized appreciation (depreciation) of purchased options contracts	(144,429)	—	—
Net unrealized appreciation (depreciation) of futures contracts	25,647	—	—
Net unrealized appreciation (depreciation) of written options contracts	18,172	—	—
Net unrealized appreciation (depreciation) of swap contracts	294,460	—	—
Net unrealized appreciation (depreciation) of bond forward contracts	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	(1,144,816)	(800,041)	(75,067)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	38,841	190,911	69,879

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	19,354,382	217,049,671	20,373,363

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(254,616)	44,273,118	2,007,754

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,053,781	$213,622,528	$18,494,630

The accompanying notes are an integral part of these financial statements.

266

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2016

The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund	Hartford Municipal Short Duration Fund

$14,834,348	$25,822,172	$186,099	$7,092,639	$244,562	$22,410
—	—	—	—	—	—
—	(65,664)	—	152,028	—	—
—	—	—	—	—	—
—	(112,656)	—	—	—	—
(413,238)	1,799,488	—	—	10,070,558	—
(75,558)	411,781	—	—	—	—
225	5,685	—	—	—	—

14,345,777	27,860,806	186,099	7,244,667	10,315,120	22,410

5,438,737	21,508,791	214,932	8,553,613	2,880,997	28,784

$21,535,580	$26,052,122	$503,500	$23,953,503	$7,495,384	$166,981

The accompanying notes are an integral part of these financial statements.

267

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2016

	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund
Investment Income:
Dividends	$—	$—	$127,410
Interest	2,391,070	21,473,651	21,843,145
Less: Foreign tax withheld	—	—	(1,681)

Total investment income, net	2,391,070	21,473,651	21,968,874

Expenses:
Investment management fees	562,693	3,617,324	2,197,800
Administrative services fees
Class R3	762	2,436	589
Class R4	421	1,015	304
Class R5	284	139	412
Transfer agent fees
Class A	14,780	722,784	174,019
Class B	—	9,278	6,710
Class C	3,359	118,511	79,110
Class I	8,823	95,120	27,392
Class R3	29	315	201
Class R4	6	188	65
Class R5	5	31	28
Class R6	—	—	—
Class Y	1,339	617	2,615
Distribution fees
Class A	31,982	1,271,179	298,541
Class B	—	8,419	12,581
Class C	30,902	1,254,721	780,457
Class R3	1,905	6,089	1,471
Class R4	700	1,691	507
Custodian fees	3,033	6,652	44,112
Registration and filing fees	92,620	175,546	113,790
Accounting services fees	15,755	168,366	79,920
Board of Directors’ fees	4,110	26,172	12,592
Audit fees	50,859	50,830	47,838
Other expenses	24,748	260,586	110,684

Total expenses (before waivers and fees paid indirectly)	849,115	7,798,009	3,991,738
Expense waivers	(76,918)	(218,894)	(231,236)
Transfer agent fee waivers	—	—	—

Total waivers and fees paid indirectly	(76,918)	(218,894)	(231,236)

Total expenses, net	772,197	7,579,115	3,760,502

Net Investment Income (Loss)	1,618,873	13,894,536	18,208,372

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	1,750,445	(355,302)	(8,905,359)
Less: Foreign taxes paid on realized capital gains	—	—	(22,670)
Net realized gain (loss) on purchased options contracts	(5,564)	—	(189,815)
Net realized gain (loss) on futures contracts	697,353	(2,832,843)	5,560,567
Net realized gain (loss) on written options contracts	—	—	4,710,747
Net realized gain (loss) on swap contracts	12,584	—	(2,327,123)
Net realized gain (loss) on foreign currency contracts	—	—	106,370
Net realized gain (loss) on other foreign currency transactions	—	—	161,376

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	2,454,818	(3,188,145)	(905,907)

The accompanying notes are an integral part of these financial statements.

268

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2016

The Hartford Total Return Bond Fund	The Hartford Unconstrained Bond Fund	The Hartford World Bond Fund

$56,171	$—	$279,492
68,754,910	4,347,416	78,162,366
(20,225)	(1,603)	(432,872)

68,790,856	4,345,813	78,008,986

7,525,732	488,929	21,712,332

11,503	407	2,368
22,916	667	5,753
1,509	112	511

1,248,684	107,420	990,597
33,007	3,287	—
107,076	15,529	165,886
66,148	4,925	2,651,786
1,449	36	244
694	48	156
113	6	187
—	—	219
16,235	310	8,349

1,846,778	127,994	1,343,106
75,841	8,695	—
706,208	115,159	1,695,984
28,758	1,019	5,919
38,192	1,111	9,589
40,483	6,271	305,423
174,276	97,696	267,434
387,877	22,224	711,244
59,360	3,539	110,033
47,233	62,055	47,768
536,040	49,828	1,497,949

12,976,112	1,117,267	31,532,837
(9,216)	(197,715)	(331,184)
(10,303)	(683)	—

(19,519)	(198,398)	(331,184)

12,956,593	918,869	31,201,653

55,834,263	3,426,944	46,807,333

12,791,345	(1,003,516)	(96,369,316)
(43,723)	(4,239)	—
(466,098)	(77,791)	(4,068,027)
1,211,451	(424,701)	(14,206,555)
2,401,548	913,580	2,992,380
(24,323,287)	(2,575,642)	(4,012,977)
(3,998,181)	(190,287)	15,158,517
389,767	132,859	1,678,480

(12,037,178)	(3,229,737)	(98,827,498)

The accompanying notes are an integral part of these financial statements.

269

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2016

	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$797,854	$10,850,973	$15,099,321
Net unrealized appreciation (depreciation) of purchased options contracts	1,441	—	101,608
Net unrealized appreciation (depreciation) of futures contracts	(312,518)	819,353	(1,308,121)
Net unrealized appreciation (depreciation) of written options contracts	—	—	35,202
Net unrealized appreciation (depreciation) of swap contracts	2,697	—	(1,757,207)
Net unrealized appreciation (depreciation) of foreign currency contracts	—	—	(316,622)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	—	8,759	(37,339)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	489,474	11,679,085	11,816,842

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	2,944,292	8,490,940	10,910,935

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,563,165	$22,385,476	$29,119,307

The accompanying notes are an integral part of these financial statements.

270

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2016

The Hartford Total Return Bond Fund	The Hartford Unconstrained Bond Fund	The Hartford World Bond Fund

$45,666,992	$1,875,590	$102,792,025
(36,625)	30,308	542,483
(1,659,887)	15,106	5,537,846
—	4,769	(680,154)
5,323,112	76,541	(1,098,735)
1,078,117	(1,785)	9,423,397
(20,273)	(6,509)	586,152

50,351,436	1,994,020	117,103,014

38,314,258	(1,235,717)	18,275,516

$94,148,521	$2,191,227	$65,082,849

The accompanying notes are an integral part of these financial statements.

271

Fixed Income Funds

Statements of Changes in Net Assets

	The Hartford Emerging Markets Local Debt Fund		The Hartford Floating Rate Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$6,308,397	$14,064,019	$169,349,410	$216,713,972
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(19,608,998)	(66,944,314)	(172,776,553)	(85,604,993)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	19,354,382	(2,973,047)	217,049,671	(201,182,780)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,053,781	(55,853,342)	213,622,528	(70,073,801)

Distributions to Shareholders:
From net investment income
Class A	—	—	(39,154,884)	(48,335,254)
Class B	—	—	(192,432)	(407,087)
Class C	—	—	(44,415,416)	(52,351,870)
Class I	—	—	(62,929,243)	(79,361,771)
Class R3	—	—	(463,178)	(565,461)
Class R4	—	—	(368,379)	(395,071)
Class R5	—	—	(109,584)	(129,402)
Class Y	—	—	(14,164,583)	(16,515,924)

Total from net investment income	—	—	(161,797,699)	(198,061,840)

From net realized gain on investments
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—

Total from net realized gain on investments	—	—	—	—

From tax return of capital
Class A	(256,662)	(359,714)	—	(5,298,008)
Class B	—	—	—	(44,621)
Class C	(47,082)	(78,370)	—	(5,738,268)
Class I	(188,061)	(553,977)	—	(8,698,813)
Class R3	(8,101)	(86,144)	—	(61,980)
Class R4	(9,329)	(94,502)	—	(43,303)
Class R5	(8,690)	(99,231)	—	(14,184)
Class R6	—	—	—	—
Class Y	(5,551,762)	(13,560,220)	—	(1,810,304)

Total from tax return of capital	(6,069,687)	(14,832,158)	—	(21,709,481)

Total distributions	(6,069,687)	(14,832,158)	(161,797,699)	(219,771,321)

Capital Share Transactions:
Sold	97,933,115	209,745,822	862,103,146	1,084,634,908
Issued on reinvestment of distributions	4,292,442	14,622,294	138,161,316	184,757,588
Redeemed	(190,815,730)	(280,020,188)	(1,856,800,375)	(2,425,715,218)

Net decrease from capital share transactions	(88,590,173)	(55,652,072)	(856,535,913)	(1,156,322,722)

Net Increase (Decrease) in Net Assets	(88,606,079)	(126,337,572)	(804,711,084)	(1,446,167,844)

Net Assets:
Beginning of period	193,783,234	320,120,806	4,704,225,853	6,150,393,697

End of period	$105,177,155	$193,783,234	$3,899,514,769	$4,704,225,853

Undistributed (distributions in excess of) net investment income	$(34,447)	$(13,462)	$3,831,360	$(2,371,998)

The accompanying notes are an integral part of these financial statements.

272

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

The Hartford Floating Rate High Income Fund		The Hartford High Yield Fund		The Hartford Inflation Plus Fund
For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

$16,486,876	$23,579,089	$16,096,843	$17,475,734	$4,543,331	$(4,041,036)
(18,365,609)	(17,071,077)	(8,907,040)	(10,647,931)	(6,352,015)	(8,535,834)
20,373,363	(21,906,443)	14,345,777	(16,249,871)	27,860,806	(7,002,531)

18,494,630	(15,398,431)	21,535,580	(9,422,068)	26,052,122	(19,579,401)

(5,548,256)	(6,828,028)	(11,325,752)	(11,874,393)	—	(177,245)
—	—	(95,921)	(177,262)	—	(3,326)
(3,586,846)	(3,826,217)	(2,557,825)	(3,184,730)	—	(48,081)
(5,380,942)	(7,872,329)	(1,470,860)	(1,750,142)	—	(58,148)
(19,121)	(104,352)	(129,452)	(99,099)	—	(26,446)
(37,746)	(122,740)	(81,865)	(66,732)	—	(11,492)
(30,449)	(120,096)	(28,165)	(25,197)	—	(3,033)
(171,308)	(396,009)	(410,386)	(412,076)	—	(159,379)

(14,774,668)	(19,269,771)	(16,100,226)	(17,589,631)	—	(487,150)

—	(2,553,158)	—	—	—	—
—	(1,639,608)	—	—	—	—
—	(2,864,510)	—	—	—	—
—	(40,271)	—	—	—	—
—	(42,281)	—	—	—	—
—	(35,295)	—	—	—	—
—	(186,146)	—	—	—	—

—	(7,361,269)	—	—	—	—

(323,009)	(1,492,435)	—	(60,255)	—	—
—	—	—	(900)	—	—
(208,820)	(836,315)	—	(16,161)	—	—
(313,269)	(1,720,692)	—	(8,881)	—	—
(1,113)	(22,809)	—	(503)	—	—
(2,198)	(26,828)	—	(339)	—	—
(1,773)	(26,250)	—	(128)	—	—
—	—	—	—	—	—
(9,973)	(86,557)	—	(2,091)	—	—

(860,155)	(4,211,886)	—	(89,258)	—	—

(15,634,823)	(30,842,926)	(16,100,226)	(17,678,889)	—	(487,150)

165,092,975	213,234,575	141,567,718	144,938,949	85,844,243	85,331,481
15,232,336	30,304,353	15,471,526	16,736,984	—	457,925
(212,502,398)	(341,571,014)	(160,899,936)	(198,811,503)	(283,909,962)	(291,667,647)

(32,177,087)	(98,032,086)	(3,860,692)	(37,135,570)	(198,065,719)	(205,878,241)

(29,317,280)	(144,273,443)	1,574,662	(64,236,527)	(172,013,597)	(225,944,792)

394,497,001	538,770,444	359,337,281	423,573,808	791,680,564	1,017,625,356

$365,179,721	$394,497,001	$360,911,943	$359,337,281	$619,666,967	$791,680,564

$9,058	$(22,360)	$9,847	$(539,954)	$4,565,756	$169,885

The accompanying notes are an integral part of these financial statements.

273

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	Hartford Municipal Income Fund		The Hartford Municipal Opportunities Fund
	For the Year Ended October 31, 2016	For the Period Ended October 31, 2015(1)	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$288,568	$75,638	$15,399,890	$11,786,188
Net realized gain (loss) on investments and other financial instruments	28,833	(65,892)	1,308,946	1,159,494
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	186,099	160,395	7,244,667	(1,234,852)

Net Increase (Decrease) in Net Assets Resulting from Operations	503,500	170,141	23,953,503	11,710,830

Distributions to Shareholders:
From net investment income
Class A	(123,379)	(21,116)	(6,213,645)	(5,789,987)
Class B	—	—	(29,748)	(60,126)
Class C	(36,875)	(11,155)	(1,968,141)	(1,968,425)
Class I	(128,370)	(43,367)	(7,188,531)	(3,933,805)
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—

Total from net investment income	(288,624)	(75,638)	(15,400,065)	(11,752,343)

From net realized gain on investments
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—

Total from net realized gain on investments	—	—	—	—

Total distributions	(288,624)	(75,638)	(15,400,065)	(11,752,343)

Capital Share Transactions:
Sold	9,048,711	10,667,680	402,122,445	191,313,029
Issued on reinvestment of distributions	288,491	75,638	12,496,919	9,723,229
Redeemed	(1,160,378)	(123,027)	(152,092,290)	(111,242,193)

Net increase (decrease) from capital share transactions	8,176,824	10,620,291	262,527,074	89,794,065

Net Increase (Decrease) in Net Assets	8,391,700	10,714,794	271,080,512	89,752,552

Net Assets:
Beginning of period	10,714,794	—	479,017,517	389,264,965

End of period	$19,106,494	$10,714,794	$750,098,029	$479,017,517

Undistributed (distributions in excess of) net investment income	$7,426	$7,482	$166,368	$166,543

(1)	Commenced operations on May 29, 2015.

The accompanying notes are an integral part of these financial statements.

274

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

The Hartford Municipal Real Return Fund		Hartford Municipal Short Duration Fund		The Hartford Quality Bond Fund
For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Period Ended October 31, 2015(1)	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

$4,614,387	$4,839,814	$138,197	$30,242	$1,618,873	$142,743
(7,434,123)	330,547	6,374	(21,682)	2,454,818	506,687
10,315,120	(6,887,183)	22,410	87,021	489,474	(64,207)

7,495,384	(1,716,822)	166,981	95,581	4,563,165	585,223

(2,963,967)	(3,184,403)	(65,194)	(10,081)	(175,535)	(50,084)
(12,408)	(23,868)	—	—	—	—
(555,954)	(626,475)	(8,168)	(727)	(20,048)	(1,648)
(565,976)	(441,237)	(64,918)	(20,682)	(132,649)	(16,387)
—	—	—	—	(2,746)	(3,890)
—	—	—	—	(2,363)	(9,323)
—	—	—	—	(3,261)	(14,954)
(543,686)	(601,242)	—	—	(1,543,733)	(71,584)

(4,641,991)	(4,877,225)	(138,280)	(31,490)	(1,880,335)	(167,870)

—	—	—	—	(79,188)	(132,737)
—	—	—	—	(17,226)	(32,216)
—	—	—	—	(15,237)	(31,577)
—	—	—	—	(13,943)	(30,604)
—	—	—	—	(14,040)	(30,740)
—	—	—	—	(14,140)	(30,877)
—	—	—	—	(308,235)	(139,050)

—	—	—	—	(462,009)	(427,801)

(4,641,991)	(4,877,225)	(138,280)	(31,490)	(2,342,344)	(595,671)

44,471,582	30,514,071	9,775,348	12,403,697	134,137,823	5,694,061
4,037,252	4,221,529	138,272	31,490	2,336,679	594,017
(48,428,031)	(46,451,888)	(3,812,141)	(264,021)	(46,278,066)	(2,263,023)

80,803	(11,716,288)	6,101,479	12,171,166	90,196,436	4,025,055

2,934,196	(18,310,335)	6,130,180	12,235,257	92,417,257	4,014,607

168,788,643	187,098,978	12,235,257	—	32,096,921	28,082,314

$171,722,839	$168,788,643	$18,365,437	$12,235,257	$124,514,178	$32,096,921

$16,957	$30,836	$6,238	$6,321	$355	$(76)

The accompanying notes are an integral part of these financial statements.

275

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Short Duration Fund		The Hartford Strategic Income Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$13,894,536	$11,277,482	$18,208,372	$16,544,891
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(3,188,145)	(1,231,574)	(905,907)	(7,814,959)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	11,679,085	(4,019,047)	11,816,842	(18,498,397)

Net Increase (Decrease) in Net Assets Resulting from Operations	22,385,476	6,026,861	29,119,307	(9,768,465)

Distributions to Shareholders:
From net investment income
Class A	(8,732,000)	(7,634,261)	(4,918,160)	(5,533,118)
Class B	(57,238)	(85,053)	(116,866)	(173,983)
Class C	(1,222,176)	(1,084,333)	(2,572,890)	(3,341,360)
Class I	(3,249,572)	(3,226,766)	(1,189,518)	(1,559,891)
Class R3	(17,204)	(13,245)	(11,080)	(10,694)
Class R4	(11,580)	(15,225)	(8,341)	(6,402)
Class R5	(2,831)	(2,159)	(18,141)	(9,188)
Class R6	—	—	(452)	(448)
Class Y	(839,690)	(146,626)	(7,800,015)	(5,175,108)

Total from net investment income	(14,132,291)	(12,207,668)	(16,635,463)	(15,810,192)

From net realized gain on investments
Class A	—	(1,192,943)	—	(3,059,029)
Class B	—	(15,614)	—	(133,060)
Class C	—	(317,429)	—	(2,335,874)
Class I	—	(465,289)	—	(1,084,853)
Class R3	—	(2,409)	—	(4,634)
Class R4	—	(2,538)	—	(2,843)
Class R5	—	(278)	—	(2,580)
Class R6	—	—	—	(216)
Class Y	—	(18,629)	—	(2,530,714)

Total from net realized gain on investments	—	(2,015,129)	—	(9,153,803)

From tax return of capital
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class R6	—	—	—	—
Class Y	—	—	—	—

Total from tax return of capital	—	—	—	—

Total distributions	(14,132,291)	(14,222,797)	(16,635,463)	(24,963,995)

Capital Share Transactions:
Sold	568,131,590	339,136,108	131,626,176	72,247,808
Issued on reinvestment of distributions	12,564,026	11,634,462	16,155,072	23,910,160
Redeemed	(424,146,283)	(431,193,775)	(122,758,705)	(128,866,220)

Net increase (decrease) from capital share transactions	156,549,333	(80,423,205)	25,022,543	(32,708,252)

Net Increase (Decrease) in Net Assets	164,802,518	(88,619,141)	37,506,387	(67,440,712)

Net Assets:
Beginning of period	730,765,678	819,384,819	355,686,981	423,127,693

End of period	$895,568,196	$730,765,678	$393,193,368	$355,686,981

Undistributed (distributions in excess of) net investment income	$198,813	$74,757	$1,990,768	$(655,055)

The accompanying notes are an integral part of these financial statements.

276

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

The Hartford Total Return Bond Fund		The Hartford Unconstrained Bond Fund		The Hartford World Bond Fund
For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

$55,834,263	$45,213,799	$3,426,944	$3,308,221	$46,807,333	$35,967,345
(12,037,178)	7,258,035	(3,229,737)	(1,085,162)	(98,827,498)	76,548,444
50,351,436	(43,330,385)	1,994,020	(3,655,819)	117,103,014	(78,717,941)

94,148,521	9,141,449	2,191,227	(1,432,760)	65,082,849	33,797,848

(17,749,073)	(13,771,877)	(1,704,473)	(1,833,550)	—	(16,483,863)
(131,101)	(197,706)	(22,840)	(31,992)	—	—
(1,230,789)	(988,872)	(301,622)	(319,882)	—	(5,011,862)
(1,046,215)	(462,059)	(147,438)	(160,552)	—	(77,893,940)
(122,431)	(119,189)	(6,225)	(3,990)	—	(26,013)
(369,231)	(342,784)	(14,747)	(12,609)	—	(50,578)
(40,601)	(34,770)	(4,036)	(3,602)	—	(9,302)
(284)	(244)	—	—	—	(1,024)
(29,448,677)	(27,880,846)	(734,258)	(651,819)	—	(21,095,851)

(50,138,402)	(43,798,347)	(2,935,639)	(3,017,996)	—	(120,572,433)

(1,174,791)	(13,271,150)	—	—	(14,873,653)	—
(17,345)	(405,355)	—	—	—	—
(115,651)	(1,533,776)	—	—	(4,341,666)	—
(38,967)	(303,064)	—	—	(56,379,832)	—
(10,192)	(144,277)	—	—	(20,717)	—
(26,350)	(349,362)	—	—	(120,520)	—
(2,383)	(21,184)	—	—	(8,420)	—
(17)	(215)	—	—	(4,594)	—
(1,890,131)	(21,943,324)	—	—	(16,158,895)	—

(3,275,827)	(37,971,707)	—	—	(91,908,297)	—

(1,905,065)	—	(104,556)	(33,712)	(1,735,638)	—
(14,071)	—	(1,401)	(588)	—	—
(132,104)	—	(18,502)	(5,881)	(102,460)	—
(112,294)	—	(9,044)	(2,952)	(9,759,287)	—
(13,141)	—	(382)	(73)	(1,805)	—
(39,631)	—	(905)	(232)	(14,944)	—
(4,358)	—	(248)	(66)	(1,457)	—
(31)	—	—	—	(1,727)	—
(3,160,821)	—	(45,041)	(11,984)	(2,542,428)	—

(5,381,516)	—	(180,079)	(55,488)	(14,159,746)	—

(58,795,745)	(81,770,054)	(3,115,718)	(3,073,484)	(106,068,043)	(120,572,433)

462,316,024	427,344,427	12,214,297	13,151,845	1,710,906,217	1,796,390,593
58,028,355	80,514,405	3,016,440	2,949,075	96,140,611	101,250,001
(424,275,240)	(266,672,752)	(23,045,381)	(29,925,053)	(1,872,031,155)	(1,173,838,822)

96,069,139	241,186,080	(7,814,644)	(13,824,133)	(64,984,327)	723,801,772

131,421,915	168,557,475	(8,739,135)	(18,330,377)	(105,969,521)	637,027,187

1,899,931,226	1,731,373,751	95,066,720	113,397,097	3,724,194,757	3,087,167,570

$2,031,353,141	$1,899,931,226	$86,327,585	$95,066,720	$3,618,225,236	$3,724,194,757

$(764,538)	$2,901,580	$(71,881)	$(160,944)	$(16,647,727)	$1,074,998

The accompanying notes are an integral part of these financial statements.

277

Fixed Income Funds

Financial Highlights

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Emerging Markets Local Debt Fund
For the Year Ended October 31, 2016
A	$7.09	$0.35	$0.38	$0.73	$—	$—	$(0.34)	$(0.34)	$7.48	10.62%	$5,804	1.64%	1.26	%(5)	4.91%	187%
C	7.08	0.30	0.37	0.67	—	—	(0.28)	(0.28)	7.47	9.78	1,895	2.43	2.01	(5)	4.14	187
I	7.07	0.37	0.38	0.75	—	—	(0.36)	(0.36)	7.46	10.93	9,871	1.41	1.01	(5)	5.08	187
R3	7.08	0.32	0.35	0.67	—	—	(0.32)	(0.32)	7.43	9.80	20	1.92	1.56	(5)	4.44	187
R4	7.08	0.34	0.38	0.72	—	—	(0.35)	(0.35)	7.45	10.51	31	1.61	1.26	(5)	4.76	187
R5	7.08	0.36	0.34	0.70	—	—	(0.54)	(0.54)	7.24	10.44	12	1.30	0.96	(5)	5.04	187
Y	7.05	0.37	0.38	0.75	—	—	(0.37)	(0.37)	7.43	10.96	87,545	1.20	0.91	(5)	5.26	187

For the Year Ended October 31, 2015
A	$9.00	$0.36	$(1.87)	$(1.51)	$—	$—	$(0.40)	$(0.40)	$7.09	(17.13)%	$5,827	1.53%	1.25%		4.56%	122%
C	8.99	0.32	(1.90)	(1.58)	—	—	(0.33)	(0.33)	7.08	(17.81)	1,289	2.29	2.00		3.99	122
I	8.98	0.38	(1.87)	(1.49)	—	—	(0.42)	(0.42)	7.07	(16.95)	3,716	1.18	0.97		4.57	122
R3	8.99	0.34	(1.88)	(1.54)	—	—	(0.37)	(0.37)	7.08	(17.40)	1,688	1.81	1.55		4.33	122
R4	8.99	0.37	(1.88)	(1.51)	—	—	(0.40)	(0.40)	7.08	(17.14)	1,741	1.51	1.25		4.63	122
R5	8.99	0.39	(1.88)	(1.49)	—	—	(0.42)	(0.42)	7.08	(16.89)	1,726	1.21	0.95		4.93	122
Y	8.96	0.40	(1.89)	(1.49)	—	—	(0.42)	(0.42)	7.05	(16.90)	177,798	1.11	0.90		5.02	122

For the Year Ended October 31, 2014
A	$9.51	$0.42	$(0.52)	$(0.10)	$(0.04)	$(0.01)	$(0.36)	$(0.41)	$9.00	(1.10)%	$9,792	1.47%	1.25%		4.57%	144%
C	9.50	0.35	(0.52)	(0.17)	(0.03)	(0.01)	(0.30)	(0.34)	8.99	(1.85)	3,208	2.23	2.00		3.78	144
I	9.50	0.44	(0.52)	(0.08)	(0.04)	(0.01)	(0.39)	(0.44)	8.98	(0.91)	43,683	1.19	0.98		4.78	144
R3	9.50	0.39	(0.52)	(0.13)	(0.03)	(0.01)	(0.34)	(0.38)	8.99	(1.38)	2,041	1.81	1.55		4.23	144
R4	9.50	0.42	(0.52)	(0.10)	(0.04)	(0.01)	(0.36)	(0.41)	8.99	(1.09)	2,101	1.51	1.25		4.53	144
R5	9.51	0.45	(0.53)	(0.08)	(0.04)	(0.01)	(0.39)	(0.44)	8.99	(0.89)	2,078	1.20	0.95		4.83	144
Y	9.47	0.45	(0.52)	(0.07)	(0.04)	(0.01)	(0.39)	(0.44)	8.96	(0.74)	257,218	1.11	0.90		4.86	144

For the Year Ended October 31, 2013
A	$10.02	$0.41	$(0.47)	$(0.06)	$(0.39)	$(0.06)	$—	$(0.45)	$9.51	(0.70)%	$24,773	1.49%	1.25%		4.16%	95%
C	10.01	0.34	(0.47)	(0.13)	(0.32)	(0.06)	—	(0.38)	9.50	(1.40)	6,280	2.22	1.99		3.43	95
I	10.01	0.43	(0.47)	(0.04)	(0.41)	(0.06)	—	(0.47)	9.50	(0.45)	33,259	1.25	1.00		4.41	95
R3	10.01	0.38	(0.47)	(0.09)	(0.36)	(0.06)	—	(0.42)	9.50	(1.01)	2,097	1.84	1.55		3.86	95
R4	10.01	0.41	(0.47)	(0.06)	(0.39)	(0.06)	—	(0.45)	9.50	(0.71)	2,165	1.54	1.25		4.16	95
R5	10.01	0.44	(0.46)	(0.02)	(0.42)	(0.06)	—	(0.48)	9.51	(0.31)	2,095	1.24	0.95		4.46	95
Y	9.98	0.44	(0.47)	(0.03)	(0.42)	(0.06)	—	(0.48)	9.47	(0.36)	178,911	1.14	0.90		4.50	95

For the Year Ended October 31, 2012
A	$9.24	$0.37	$0.71	$1.08	$(0.30)	$—	$—	$(0.30)	$10.02	11.96%	$20,430	1.65%	1.24%		3.96%	99%
C	9.24	0.30	0.70	1.00	(0.23)	—	—	(0.23)	10.01	11.03	3,846	2.38	1.97		3.22	99
I	9.23	0.40	0.71	1.11	(0.33)	—	—	(0.33)	10.01	12.28	23,655	1.37	0.96		4.27	99
R3	9.24	0.34	0.70	1.04	(0.27)	—	—	(0.27)	10.01	11.48	2,112	2.02	1.55		3.65	99
R4	9.24	0.37	0.70	1.07	(0.30)	—	—	(0.30)	10.01	11.81	2,094	1.72	1.25		3.95	99
R5	9.24	0.40	0.70	1.10	(0.33)	—	—	(0.33)	10.01	12.15	2,103	1.42	0.95		4.25	99
Y	9.21	0.41	0.69	1.10	(0.33)	—	—	(0.33)	9.98	12.25	75,221	1.31	0.90		4.37	99

The accompanying notes are an integral part of these financial statements.

278

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Floating Rate Fund
For the Year Ended October 31, 2016
A	$8.41	$0.36	$0.16	$0.52	$(0.35)	$—	$—	$(0.35)	$8.58	6.38%	$875,037	1.02%	1.01	%(6)	4.40%	40%
B	8.40	0.30	0.15	0.45	(0.28)	—	—	(0.28)	8.57	5.59	3,696	1.90	1.76	(6)	3.66	40
C	8.40	0.30	0.16	0.46	(0.29)	—	—	(0.29)	8.57	5.62	1,213,760	1.74	1.74	(6)	3.67	40
I	8.42	0.39	0.15	0.54	(0.37)	—	—	(0.37)	8.59	6.67	1,466,928	0.74	0.74	(6)	4.66	40
R3	8.43	0.34	0.17	0.51	(0.33)	—	—	(0.33)	8.61	6.24	10,618	1.38	1.26	(6)	4.15	40
R4	8.40	0.36	0.17	0.53	(0.35)	—	—	(0.35)	8.58	6.51	8,781	1.07	1.01	(6)	4.39	40
R5	8.41	0.39	0.15	0.54	(0.37)	—	—	(0.37)	8.58	6.70	1,941	0.80	0.71	(6)	4.69	40
Y	8.40	0.39	0.16	0.55	(0.38)	—	—	(0.38)	8.57	6.76	318,753	0.66	0.66	(6)	4.73	40

For the Year Ended October 31, 2015
A	$8.88	$0.36	$(0.46)	$(0.10)	$(0.33)	$—	$(0.04)	$(0.37)	$8.41	(1.20)%	$1,109,960	0.98%	0.98%		4.19%	30%
B	8.86	0.30	(0.46)	(0.16)	(0.27)	—	(0.03)	(0.30)	8.40	(1.85)	7,942	1.84	1.75		3.42	30
C	8.86	0.30	(0.46)	(0.16)	(0.27)	—	(0.03)	(0.30)	8.40	(1.94)	1,463,472	1.73	1.73		3.44	30
I	8.89	0.39	(0.47)	(0.08)	(0.35)	—	(0.04)	(0.39)	8.42	(0.92)	1,698,313	0.71	0.71		4.45	30
R3	8.89	0.34	(0.46)	(0.12)	(0.31)	—	(0.03)	(0.34)	8.43	(1.46)	13,707	1.37	1.25		3.92	30
R4	8.87	0.36	(0.47)	(0.11)	(0.32)	—	(0.04)	(0.36)	8.40	(1.22)	9,264	1.06	1.00		4.16	30
R5	8.87	0.39	(0.46)	(0.07)	(0.35)	—	(0.04)	(0.39)	8.41	(0.81)	2,818	0.78	0.70		4.46	30
Y	8.86	0.39	(0.46)	(0.07)	(0.35)	—	(0.04)	(0.39)	8.40	(0.76)	398,751	0.65	0.65		4.51	30

For the Year Ended October 31, 2014
A	$9.01	$0.34	$(0.13)	$0.21	$(0.34)	$—	$—	$(0.34)	$8.88	2.35%	$1,459,463	0.96%	0.96%		3.80%	75%
B	9.00	0.27	(0.14)	0.13	(0.27)	—	—	(0.27)	8.86	1.44	18,681	1.81	1.75		3.01	75
C	9.00	0.28	(0.14)	0.14	(0.28)	—	—	(0.28)	8.86	1.48	1,900,141	1.71	1.71		3.06	75
I	9.02	0.37	(0.13)	0.24	(0.37)	—	—	(0.37)	8.89	2.62	2,325,212	0.70	0.70		4.08	75
R3	9.03	0.32	(0.14)	0.18	(0.32)	—	—	(0.32)	8.89	1.94	17,970	1.35	1.25		3.52	75
R4	9.01	0.34	(0.14)	0.20	(0.34)	—	—	(0.34)	8.87	2.20	11,663	1.05	1.00		3.77	75
R5	9.01	0.37	(0.14)	0.23	(0.37)	—	—	(0.37)	8.87	2.50	3,753	0.77	0.70		4.07	75
Y	9.00	0.37	(0.14)	0.23	(0.37)	—	—	(0.37)	8.86	2.57	413,511	0.64	0.64		4.13	75

For the Year Ended October 31, 2013
A	$8.93	$0.36	$0.09	$0.45	$(0.37)	$—	$—	$(0.37)	$9.01	5.08%	$2,064,701	0.96%	0.96%		4.04%	78%
B	8.92	0.29	0.09	0.38	(0.30)	—	—	(0.30)	9.00	4.27	30,017	1.80	1.75		3.28	78
C	8.92	0.30	0.08	0.38	(0.30)	—	—	(0.30)	9.00	4.31	2,195,858	1.71	1.71		3.30	78
I	8.94	0.39	0.08	0.47	(0.39)	—	—	(0.39)	9.02	5.35	2,772,328	0.70	0.70		4.29	78
R3	8.95	0.34	0.08	0.42	(0.34)	—	—	(0.34)	9.03	4.77	18,334	1.36	1.25		3.76	78
R4	8.92	0.36	0.09	0.45	(0.36)	—	—	(0.36)	9.01	5.17	13,255	1.04	1.00		4.01	78
R5	8.93	0.39	0.08	0.47	(0.39)	—	—	(0.39)	9.01	5.36	3,942	0.76	0.70		4.33	78
Y	8.92	0.39	0.09	0.48	(0.40)	—	—	(0.40)	9.00	5.43	79,142	0.64	0.64		4.39	78

For the Year Ended October 31, 2012(7)
A	$8.64	$0.43	$0.29	$0.72	$(0.43)	$—	$—	$(0.43)	$8.93	8.48%	$1,784,029	0.98%	0.98%		4.85%	60%
B	8.63	0.36	0.29	0.65	(0.36)	—	—	(0.36)	8.92	7.66	35,026	1.80	1.75		4.08	60
C	8.63	0.36	0.29	0.65	(0.36)	—	—	(0.36)	8.92	7.69	2,031,516	1.72	1.72		4.10	60
I	8.65	0.45	0.29	0.74	(0.45)	—	—	(0.45)	8.94	8.74	1,817,957	0.73	0.73		5.10	60
R3	8.66	0.40	0.29	0.69	(0.40)	—	—	(0.40)	8.95	8.17	13,889	1.37	1.25		4.57	60
R4	8.63	0.42	0.29	0.71	(0.42)	—	—	(0.42)	8.92	8.47	11,283	1.06	1.00		4.80	60
R5	8.64	0.45	0.29	0.74	(0.45)	—	—	(0.45)	8.93	8.78	11,820	0.76	0.70		5.12	60
Y	8.63	0.45	0.29	0.74	(0.45)	—	—	(0.45)	8.92	8.85	75,994	0.65	0.65		5.18	60

The accompanying notes are an integral part of these financial statements.

279

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Floating Rate High Income Fund
For the Year Ended October 31, 2016
A	$9.59	$0.51	$0.20	$0.71	$(0.45)	$—	$(0.03)	$(0.48)	$9.82	7.81%	$123,600	1.15%	1.07	%(8)	5.43%	75%
C	9.60	0.44	0.19	0.63	(0.39)	—	(0.02)	(0.41)	9.82	6.90	83,318	1.91	1.82	(8)	4.70	75
I	9.60	0.53	0.21	0.74	(0.48)	—	(0.03)	(0.51)	9.83	8.07	151,912	0.91	0.82	(8)	5.65	75
R3	9.58	0.49	0.20	0.69	(0.43)	—	(0.03)	(0.46)	9.81	7.50	319	1.55	1.37	(8)	5.18	75
R4	9.58	0.51	0.20	0.71	(0.46)	—	(0.03)	(0.49)	9.80	7.77	507	1.23	1.07	(8)	5.40	75
R5	9.57	0.53	0.31	0.84	(0.58)	—	(0.03)	(0.61)	9.80	9.27	592	0.92	0.77	(8)	5.55	75
Y	9.57	0.54	0.20	0.74	(0.48)	—	(0.03)	(0.51)	9.80	8.14	4,932	0.81	0.77	(8)	5.75	75

For the Year Ended October 31, 2015
A	$10.54	$0.51	$(0.81)	$(0.30)	$(0.41)	$(0.15)	$(0.09)	$(0.65)	$9.59	(3.00)%	$134,991	1.11%	1.05%		5.06%	55%
C	10.54	0.43	(0.79)	(0.36)	(0.35)	(0.15)	(0.08)	(0.58)	9.60	(3.63)	99,723	1.88	1.80		4.31	55
I	10.55	0.53	(0.80)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.60	(2.75)	148,276	0.86	0.80		5.30	55
R3	10.52	0.48	(0.80)	(0.32)	(0.39)	(0.15)	(0.08)	(0.62)	9.58	(3.21)	807	1.48	1.35		4.73	55
R4	10.52	0.51	(0.80)	(0.29)	(0.41)	(0.15)	(0.09)	(0.65)	9.58	(2.91)	2,889	1.18	1.05		5.06	55
R5	10.52	0.54	(0.81)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.57	(2.63)	2,823	0.88	0.75		5.35	55
Y	10.52	0.54	(0.81)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.57	(2.72)	4,989	0.77	0.75		5.33	55

For the Year Ended October 31, 2014
A	$10.70	$0.47	$(0.13)	$0.34	$(0.47)	$(0.03)	$—	$(0.50)	$10.54	3.23%	$191,162	1.10%	1.05%		4.35%	100%
C	10.70	0.39	(0.13)	0.26	(0.39)	(0.03)	—	(0.42)	10.54	2.47	118,465	1.87	1.80		3.61	100
I	10.71	0.50	(0.14)	0.36	(0.49)	(0.03)	—	(0.52)	10.55	3.49	207,458	0.84	0.80		4.62	100
R3	10.68	0.43	(0.13)	0.30	(0.43)	(0.03)	—	(0.46)	10.52	2.93	2,886	1.48	1.35		4.06	100
R4	10.68	0.47	(0.13)	0.34	(0.47)	(0.03)	—	(0.50)	10.52	3.24	3,015	1.18	1.05		4.35	100
R5	10.68	0.50	(0.13)	0.37	(0.50)	(0.03)	—	(0.53)	10.52	3.45	2,515	0.88	0.75		4.65	100
Y	10.68	0.50	(0.13)	0.37	(0.50)	(0.03)	—	(0.53)	10.52	3.55	13,269	0.78	0.75		4.66	100

For the Year Ended October 31, 2013
A	$10.60	$0.48	$0.22	$0.70	$(0.50)	$(0.10)	$—	$(0.60)	$10.70	6.78%	$163,631	1.13%	1.05%		4.53%	59%
C	10.60	0.40	0.22	0.62	(0.42)	(0.10)	—	(0.52)	10.70	5.98	89,287	1.88	1.80		3.78	59
I	10.60	0.50	0.23	0.73	(0.52)	(0.10)	—	(0.62)	10.71	7.15	119,549	0.84	0.80		4.73	59
R3	10.58	0.46	0.21	0.67	(0.47)	(0.10)	—	(0.57)	10.68	6.47	2,560	1.50	1.35		4.32	59
R4	10.58	0.49	0.21	0.70	(0.50)	(0.10)	—	(0.60)	10.68	6.79	2,642	1.19	1.05		4.62	59
R5	10.58	0.52	0.21	0.73	(0.53)	(0.10)	—	(0.63)	10.68	7.11	2,427	0.89	0.75		4.93	59
Y	10.58	0.52	0.21	0.73	(0.53)	(0.10)	—	(0.63)	10.68	7.11	10,907	0.80	0.75		4.92	59

For the Year Ended October 31, 2012
A	$10.20	$0.62	$0.42	$1.04	$(0.64)	$—	$—	$(0.64)	$10.60	10.54%	$46,387	1.31%	1.04%		5.93%	67%
C	10.20	0.54	0.42	0.96	(0.56)	—	—	(0.56)	10.60	9.70	24,263	2.05	1.78		5.18	67
I	10.20	0.65	0.42	1.07	(0.67)	—	—	(0.67)	10.60	10.80	15,072	1.05	0.78		6.23	67
R3	10.20	0.61	0.38	0.99	(0.61)	—	—	(0.61)	10.58	9.98	2,252	1.72	1.35		5.85	67
R4	10.20	0.64	0.38	1.02	(0.64)	—	—	(0.64)	10.58	10.31	2,292	1.42	1.05		6.15	67
R5	10.20	0.67	0.38	1.05	(0.67)	—	—	(0.67)	10.58	10.64	2,264	1.12	0.75		6.45	67
Y	10.20	0.67	0.38	1.05	(0.67)	—	—	(0.67)	10.58	10.64	10,181	1.02	0.75		6.45	67

The accompanying notes are an integral part of these financial statements.

280

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital		Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford High Yield Fund
For the Year Ended October 31, 2016
A	$7.14	$0.35	$0.14	$0.49	$(0.35)	$—	$—		$(0.35)	$7.28	7.10%	$247,549	1.23%	1.07	%(9)	4.93%	47%
B	7.10	0.29	0.13	0.42	(0.29)	—	—		(0.29)	7.23	6.17	1,509	2.12	1.82	(9)	4.19	47
C	7.12	0.29	0.13	0.42	(0.29)	—	—		(0.29)	7.25	6.16	61,297	1.88	1.82	(9)	4.18	47
I	7.18	0.36	0.14	0.50	(0.37)	—	—		(0.37)	7.31	7.20	37,099	0.88	0.82	(9)	5.14	47
R3	7.14	0.33	0.13	0.46	(0.33)	—	—		(0.33)	7.27	6.64	3,153	1.50	1.37	(9)	4.63	47
R4	7.15	0.35	0.12	0.47	(0.34)	—	—		(0.34)	7.28	6.92	1,681	1.20	1.07	(9)	5.01	47
R5	7.14	0.37	0.13	0.50	(0.37)	—	—		(0.37)	7.27	7.27	665	0.90	0.77	(9)	5.23	47
Y	7.13	0.37	0.13	0.50	(0.37)	—	—		(0.37)	7.26	7.32	7,957	0.77	0.72	(9)	5.28	47

For the Year Ended October 31, 2015
A	$7.68	$0.35	$(0.54)	$(0.19)	$(0.35)	$—	$—	(10)	$(0.35)	$7.14	(2.52)%	$245,946	1.16%	1.05%		4.64%	40%
B	7.64	0.30	(0.55)	(0.25)	(0.29)	—	—	(10)	(0.29)	7.10	(3.27)	3,274	2.06	1.80		3.99	40
C	7.65	0.30	(0.54)	(0.24)	(0.29)	—	—	(10)	(0.29)	7.12	(3.13)	67,854	1.84	1.80		4.00	40
I	7.72	0.37	(0.54)	(0.17)	(0.37)	—	—	(10)	(0.37)	7.18	(2.25)	30,492	0.84	0.80		4.99	40
R3	7.68	0.33	(0.54)	(0.21)	(0.33)	—	—	(10)	(0.33)	7.14	(2.81)	2,178	1.48	1.35		4.45	40
R4	7.68	0.35	(0.53)	(0.18)	(0.35)	—	—	(10)	(0.35)	7.15	(2.38)	1,377	1.17	1.05		4.75	40
R5	7.68	0.37	(0.54)	(0.17)	(0.37)	—	—	(10)	(0.37)	7.14	(2.22)	489	0.86	0.75		5.05	40
Y	7.67	0.38	(0.54)	(0.16)	(0.38)	—	—	(10)	(0.38)	7.13	(2.18)	7,728	0.74	0.70		5.10	40

For the Year Ended October 31, 2014
A	$7.66	$0.38	$0.02	$0.40	$(0.38)	$—	$—		$(0.38)	$7.68	5.35%	$262,960	1.14%	1.05%		4.90%	54%
B	7.62	0.32	0.02	0.34	(0.32)	—	—		(0.32)	7.64	4.60	5,683	2.02	1.80		4.17	54
C	7.63	0.32	0.02	0.34	(0.32)	—	—		(0.32)	7.65	4.60	95,449	1.83	1.80		4.15	54
I	7.70	0.40	0.03	0.43	(0.41)	—	—		(0.41)	7.72	5.60	46,691	0.81	0.78		5.17	54
R3	7.65	0.36	0.03	0.39	(0.36)	—	—		(0.36)	7.68	5.18	2,487	1.47	1.35		4.60	54
R4	7.66	0.38	0.03	0.41	(0.39)	—	—		(0.39)	7.68	5.35	1,367	1.16	1.05		4.91	54
R5	7.65	0.40	0.04	0.44	(0.41)	—	—		(0.41)	7.68	5.81	522	0.85	0.75		5.21	54
Y	7.65	0.41	0.01	0.42	(0.40)	—	—		(0.40)	7.67	5.73	8,415	0.73	0.70		5.25	54

For the Year Ended October 31, 2013
A	$7.53	$0.40	$0.14	$0.54	$(0.41)	$—	$—		$(0.41)	$7.66	7.33%	$295,950	1.15%	1.05%		5.29%	58%
B	7.50	0.34	0.13	0.47	(0.35)	—	—		(0.35)	7.62	6.43	8,242	1.99	1.80		4.54	58
C	7.51	0.34	0.13	0.47	(0.35)	—	—		(0.35)	7.63	6.42	105,204	1.81	1.80		4.54	58
I	7.57	0.42	0.14	0.56	(0.43)	—	—		(0.43)	7.70	7.56	65,060	0.81	0.79		5.54	58
R3	7.53	0.38	0.13	0.51	(0.39)	—	—		(0.39)	7.65	6.87	2,872	1.47	1.35		4.96	58
R4	7.54	0.40	0.13	0.53	(0.41)	—	—		(0.41)	7.66	7.18	1,323	1.14	1.05		5.30	58
R5	7.53	0.42	0.13	0.55	(0.43)	—	—		(0.43)	7.65	7.51	609	0.84	0.75		5.57	58
Y	7.53	0.43	0.13	0.56	(0.44)	—	—		(0.44)	7.65	7.57	8,599	0.72	0.70		5.65	58

For the Year Ended October 31, 2012(7)
A	$7.20	$0.44	$0.33	$0.77	$(0.44)	$—	$—		$(0.44)	$7.53	11.00%	$365,718	1.12%	1.05%		5.97%	138%
B	7.17	0.38	0.33	0.71	(0.38)	—	—		(0.38)	7.50	10.24	10,990	2.00	1.80		5.28	138
C	7.18	0.38	0.33	0.71	(0.38)	—	—		(0.38)	7.51	10.23	103,639	1.82	1.79		5.24	138
I	7.23	0.46	0.34	0.80	(0.46)	—	—		(0.46)	7.57	11.39	64,195	0.83	0.80		6.24	138
R3	7.20	0.42	0.33	0.75	(0.42)	—	—		(0.42)	7.53	10.68	1,934	1.49	1.35		5.65	138
R4	7.20	0.44	0.34	0.78	(0.44)	—	—		(0.44)	7.54	11.15	1,191	1.16	1.05		5.85	138
R5	7.20	0.46	0.33	0.79	(0.46)	—	—		(0.46)	7.53	11.34	431	0.86	0.75		6.25	138
Y	7.19	0.47	0.33	0.80	(0.46)	—	—		(0.46)	7.53	11.55	15,468	0.73	0.70		6.39	138

The accompanying notes are an integral part of these financial statements.

281

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Inflation Plus Fund
For the Year Ended October 31, 2016
A	$10.57	$0.09	$0.39	$0.48	$—	$—	$—	$—	$11.05	4.54%	$229,329	0.98%	0.87	%(11)	0.87%	70%
B	10.18	(0.01)	0.40	0.39	—	—	—	—	10.57	3.83	5,154	1.83	1.62	(11)	(0.07)	70
C	10.17	0.01	0.38	0.39	—	—	—	—	10.56	3.83	146,289	1.69	1.62	(11)	0.10	70
I	10.73	0.13	0.39	0.52	—	—	—	—	11.25	4.85	62,726	0.76	0.62	(11)	1.16	70
R3	10.40	0.06	0.38	0.44	—	—	—	—	10.84	4.23	56,150	1.28	1.22	(11)	0.53	70
R4	10.56	0.08	0.40	0.48	—	—	—	—	11.04	4.55	15,684	0.98	0.92	(11)	0.79	70
R5	10.71	0.11	0.40	0.51	—	—	—	—	11.22	4.76	2,392	0.70	0.62	(11)	1.03	70
Y	10.75	0.11	0.42	0.53	—	—	—	—	11.28	4.93	101,942	0.57	0.57	(11)	0.99	70

For the Year Ended October 31, 2015
A	$10.79	$(0.04)	$(0.17)	$(0.21)	$(0.01)	$—	$—	$(0.01)	$10.57	(1.99)%	$257,100	0.94%	0.85%		(0.34)%	155%
B	10.47	(0.13)	(0.16)	(0.29)	—	—	—	—	10.18	(2.75)	10,385	1.78	1.60		(1.22)	155
C	10.47	(0.12)	(0.18)	(0.30)	—	—	—	—	10.17	(2.84)	178,363	1.66	1.60		(1.13)	155
I	10.94	(0.02)	(0.18)	(0.20)	(0.01)	—	—	(0.01)	10.73	(1.85)	63,658	0.73	0.60		(0.18)	155
R3	10.66	(0.06)	(0.20)	(0.26)	—	—	—	—	10.40	(2.40)	61,292	1.25	1.20		(0.60)	155
R4	10.79	(0.03)	(0.19)	(0.22)	(0.01)	—	—	(0.01)	10.56	(2.08)	19,243	0.95	0.90		(0.30)	155
R5	10.91	(0.01)	(0.18)	(0.19)	(0.01)	—	—	(0.01)	10.71	(1.77)	3,757	0.66	0.60		(0.12)	155
Y	10.95	0.00	(0.19)	(0.19)	(0.01)	—	—	(0.01)	10.75	(1.76)	197,882	0.54	0.54		0.03	155

For the Year Ended October 31, 2014
A	$11.32	$0.05	$(0.10)	$(0.05)	$(0.07)	$(0.41)	$—	$(0.48)	$10.79	(0.43)%	$339,993	0.92%	0.85%		0.48%	108%
B	11.05	(0.04)	(0.09)	(0.13)	(0.04)	(0.41)	—	(0.45)	10.47	(1.16)	16,784	1.74	1.60		(0.35)	108
C	11.05	(0.04)	(0.09)	(0.13)	(0.04)	(0.41)	—	(0.45)	10.47	(1.16)	240,647	1.63	1.60		(0.33)	108
I	11.45	0.06	(0.08)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.94	(0.16)	91,095	0.67	0.60		0.58	108
R3	11.21	0.02	(0.11)	(0.09)	(0.05)	(0.41)	—	(0.46)	10.66	(0.74)	69,577	1.23	1.20		0.19	108
R4	11.33	0.05	(0.12)	(0.07)	(0.06)	(0.41)	—	(0.47)	10.79	(0.54)	22,639	0.92	0.90		0.43	108
R5	11.42	0.09	(0.11)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.91	(0.16)	5,119	0.64	0.60		0.79	108
Y	11.46	0.09	(0.11)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.95	(0.13)	231,771	0.52	0.52		0.84	108

For the Year Ended October 31, 2013
A	$12.65	$0.04	$(0.91)	$(0.87)	$(0.04)	$(0.42)	$—	$(0.46)	$11.32	(7.15)%	$507,889	0.88%	0.85%		0.34%	82%
B	12.44	(0.05)	(0.90)	(0.95)	(0.02)	(0.42)	—	(0.44)	11.05	(7.88)	28,633	1.69	1.60		(0.43)	82
C	12.43	(0.05)	(0.89)	(0.94)	(0.02)	(0.42)	—	(0.44)	11.05	(7.81)	375,906	1.60	1.60		(0.42)	82
I	12.76	0.06	(0.91)	(0.85)	(0.04)	(0.42)	—	(0.46)	11.45	(6.88)	124,329	0.65	0.60		0.51	82
R3	12.57	—	(0.91)	(0.91)	(0.03)	(0.42)	—	(0.45)	11.21	(7.49)	73,380	1.22	1.20		0.01	82
R4	12.66	0.04	(0.91)	(0.87)	(0.04)	(0.42)	—	(0.46)	11.33	(7.15)	29,584	0.91	0.90		0.30	82
R5	12.73	0.08	(0.93)	(0.85)	(0.04)	(0.42)	—	(0.46)	11.42	(6.90)	6,219	0.63	0.60		0.69	82
Y	12.76	0.07	(0.90)	(0.83)	(0.05)	(0.42)	—	(0.47)	11.46	(6.79)	287,361	0.51	0.51		0.60	82

For the Year Ended October 31, 2012
A	$12.36	$0.08	$0.80	$0.88	$(0.07)	$(0.52)	$—	$(0.59)	$12.65	7.41%	$851,003	0.86%	0.85%		0.69%	102%
B	12.22	(0.01)	0.79	0.78	(0.04)	(0.52)	—	(0.56)	12.44	6.65	53,262	1.66	1.60		(0.11)	102
C	12.21	(0.01)	0.79	0.78	(0.04)	(0.52)	—	(0.56)	12.43	6.66	717,899	1.59	1.59		(0.04)	102
I	12.44	0.11	0.81	0.92	(0.08)	(0.52)	—	(0.60)	12.76	7.70	297,985	0.64	0.60		0.91	102
R3	12.31	0.05	0.78	0.83	(0.05)	(0.52)	—	(0.57)	12.57	7.07	94,112	1.21	1.20		0.41	102
R4	12.37	0.08	0.80	0.88	(0.07)	(0.52)	—	(0.59)	12.66	7.39	41,261	0.91	0.90		0.69	102
R5	12.42	0.13	0.78	0.91	(0.08)	(0.52)	—	(0.60)	12.73	7.63	8,096	0.62	0.60		1.05	102
Y	12.44	0.12	0.80	0.92	(0.08)	(0.52)	—	(0.60)	12.76	7.73	378,089	0.50	0.50		0.99	102

The accompanying notes are an integral part of these financial statements.

282

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
Hartford Municipal Income Fund
For the Year Ended October 31, 2016
A	$10.09	$0.21	$0.25	$0.46	$(0.21)	$—	$—	$(0.21)	$10.34	4.62%		$9,933	1.70%		0.70	%(12)	2.06%		13%
C	10.09	0.14	0.25	0.39	(0.14)	—	—	(0.14)	10.34	3.86		3,034	2.39		1.45	(12)	1.33		13
I	10.09	0.24	0.25	0.49	(0.24)	—	—	(0.24)	10.34	4.89		6,140	1.39		0.45	(12)	2.33		13

For the Period Ended October 31, 2015
A(13)	$10.00	$0.08	$0.09	$0.17	$(0.08)	$—	$—	$(0.08)	$10.09	1.67	%(14)	$3,075	1.11	%(15)	0.69	%(15)	1.83	%(15)	21%
C(13)	10.00	0.04	0.09	0.13	(0.04)	—	—	(0.04)	10.09	1.35	(14)	2,533	1.83	(15)	1.44	(15)	1.07	(15)	21
I(13)	10.00	0.09	0.09	0.18	(0.09)	—	—	(0.09)	10.09	1.77	(14)	5,107	0.83	(15)	0.44	(15)	2.07	(15)	21

The Hartford Municipal Opportunities Fund
For the Year Ended October 31, 2016
A	$8.53	$0.21	$0.16	$0.37	$(0.21)	$—	$—	$(0.21)	$8.69	4.40%		$283,275	0.70%		0.70	%(16)	2.44%		22%
B	8.53	0.15	0.15	0.30	(0.15)	—	—	(0.15)	8.68	3.50		964	1.51		1.45	(16)	1.74		22
C	8.54	0.15	0.15	0.30	(0.15)	—	—	(0.15)	8.69	3.50		127,960	1.46		1.45	(16)	1.69		22
I	8.55	0.23	0.17	0.40	(0.24)	—	—	(0.24)	8.71	4.66		337,900	0.46		0.45	(16)	2.68		22

For the Year Ended October 31, 2015
A	$8.53	$0.24	$—	$0.24	$(0.24)	$—	$—	$(0.24)	$8.53	2.85%		$212,254	0.81%		0.75%		2.82%		21%
B	8.53	0.18	(0.01)	0.17	(0.17)	—	—	(0.17)	8.53	2.08		2,425	1.63		1.51		2.06		21
C	8.54	0.18	(0.01)	0.17	(0.17)	—	—	(0.17)	8.54	2.08		97,729	1.57		1.51		2.07		21
I	8.55	0.26	—	0.26	(0.26)	—	—	(0.26)	8.55	3.10		166,610	0.56		0.50		3.08		21

For the Year Ended October 31, 2014
A	$8.24	$0.25	$0.30	$0.55	$(0.26)	$—	$—	$(0.26)	$8.53	6.70%		$192,531	0.90%		0.85%		3.03%		29%
B	8.23	0.19	0.30	0.49	(0.19)	—	—	(0.19)	8.53	6.04		3,216	1.72		1.60		2.30		29
C	8.24	0.19	0.30	0.49	(0.19)	—	—	(0.19)	8.54	6.03		91,177	1.66		1.60		2.29		29
I	8.25	0.27	0.31	0.58	(0.28)	—	—	(0.28)	8.55	7.08		102,341	0.65		0.60		3.26		29

For the Year Ended October 31, 2013
A	$8.66	$0.29	$(0.42)	$(0.13)	$(0.29)	$—	$—	$(0.29)	$8.24	(1.58)%		$153,818	0.91%		0.91%		3.35%		37%
B	8.66	0.22	(0.43)	(0.21)	(0.22)	—	—	(0.22)	8.23	(2.44)		4,161	1.72		1.66		2.60		37
C	8.67	0.22	(0.43)	(0.21)	(0.22)	—	—	(0.22)	8.24	(2.44)		86,844	1.66		1.66		2.60		37
I	8.68	0.31	(0.43)	(0.12)	(0.31)	—	—	(0.31)	8.25	(1.45)		58,996	0.66		0.66		3.60		37

For the Year Ended October 31, 2012(7)
A	$8.01	$0.34	$0.65	$0.99	$(0.34)	$—	$—	$(0.34)	$8.66	12.58%		$202,931	0.91%		0.91%		4.05%		51%
B	8.01	0.28	0.65	0.93	(0.28)	—	—	(0.28)	8.66	11.75		5,597	1.72		1.66		3.32		51
C	8.02	0.28	0.65	0.93	(0.28)	—	—	(0.28)	8.67	11.73		117,699	1.67		1.66		3.31		51
I	8.03	0.36	0.65	1.01	(0.36)	—	—	(0.36)	8.68	12.83		78,183	0.67		0.66		4.31		51

The accompanying notes are an integral part of these financial statements.

283

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Municipal Real Return Fund
For the Year Ended October 31, 2016
A	$9.16	$0.26	$0.15	$0.41	$(0.26)	$—	$—	$(0.26)	$9.31	4.52%		$104,013	0.77%		0.70	%(17)	2.79%		21%
B	9.07	0.19	0.16	0.35	(0.19)	—	—	(0.19)	9.23	3.88		320	1.60		1.45	(17)	2.08		21
C	9.10	0.19	0.16	0.35	(0.19)	—	—	(0.19)	9.26	3.88		25,611	1.51		1.45	(17)	2.05		21
I	9.18	0.28	0.16	0.44	(0.28)	—	—	(0.28)	9.34	4.89		24,545	0.53		0.45	(17)	3.02		21
Y	9.13	0.28	0.16	0.44	(0.28)	—	—	(0.28)	9.29	4.90		17,233	0.46		0.45	(17)	3.04		21

For the Year Ended October 31, 2015
A	$9.50	$0.26	$(0.33)	$(0.07)	$(0.27)	$—	$—	$(0.27)	$9.16	(0.77)%		$106,809	0.88%		0.74%		2.85%		26%
B	9.41	0.19	(0.33)	(0.14)	(0.20)	—	—	(0.20)	9.07	(1.54)		813	1.70		1.50		2.09		26
C	9.45	0.19	(0.34)	(0.15)	(0.20)	—	—	(0.20)	9.10	(1.63)		27,452	1.63		1.49		2.10		26
I	9.53	0.29	(0.35)	(0.06)	(0.29)	—	—	(0.29)	9.18	(0.62)		15,495	0.65		0.50		3.09		26
Y	9.48	0.29	(0.35)	(0.06)	(0.29)	—	—	(0.29)	9.13	(0.64)		18,220	0.58		0.49		3.10		26

For the Year Ended October 31, 2014
A	$9.27	$0.27	$0.23	$0.50	$(0.27)	$—	$—	$(0.27)	$9.50	5.46%		$115,957	0.90%		0.85%		2.89%		31%
B	9.19	0.20	0.22	0.42	(0.20)	—	—	(0.20)	9.41	4.62		1,497	1.73		1.60		2.15		31
C	9.22	0.20	0.23	0.43	(0.20)	—	—	(0.20)	9.45	4.71		32,022	1.64		1.60		2.14		31
I	9.29	0.29	0.25	0.54	(0.30)	—	—	(0.30)	9.53	5.82		16,682	0.66		0.60		3.12		31
Y	9.25	0.29	0.23	0.52	(0.29)	—	—	(0.29)	9.48	5.74		20,941	0.60		0.60		3.14		31

For the Year Ended October 31, 2013
A	$9.73	$0.24	$(0.46)	$(0.22)	$(0.24)	$—	$—	$(0.24)	$9.27	(2.30)%		$124,008	0.88%		0.85%		2.51%		20%
B	9.65	0.17	(0.46)	(0.29)	(0.17)	—	—	(0.17)	9.19	(3.05)		2,194	1.71		1.60		1.76		20
C	9.68	0.17	(0.46)	(0.29)	(0.17)	—	—	(0.17)	9.22	(3.05)		38,185	1.62		1.60		1.76		20
I	9.75	0.26	(0.46)	(0.20)	(0.26)	—	—	(0.26)	9.29	(2.05)		12,776	0.64		0.60		2.75		20
Y	9.70	0.26	(0.44)	(0.18)	(0.27)	—	—	(0.27)	9.25	(1.94)		22,365	0.58		0.58		2.78		20

For the Year Ended October 31, 2012
A	$9.20	$0.27	$0.54	$0.81	$(0.28)	$—	$—	$(0.28)	$9.73	8.87%		$157,918	0.87%		0.85%		2.89%		61%
B	9.13	0.21	0.52	0.73	(0.21)	—	—	(0.21)	9.65	8.03		3,497	1.68		1.60		2.18		61
C	9.15	0.20	0.54	0.74	(0.21)	—	—	(0.21)	9.68	8.11		49,791	1.62		1.60		2.13		61
I	9.22	0.29	0.54	0.83	(0.30)	—	—	(0.30)	9.75	9.12		20,061	0.64		0.60		3.07		61
Y	9.18	0.30	0.52	0.82	(0.30)	—	—	(0.30)	9.70	9.08		27,549	0.58		0.58		3.18		61
Hartford Municipal Short Duration Fund
For the Year Ended October 31, 2016
A	$10.06	$0.10	$0.02	$0.12	$(0.10)	$—	$—	$(0.10)	$10.08	1.15%		$8,383	1.55%		0.70	%(18)	0.95%		12%
C	10.05	0.02	0.03	0.05	(0.02)	—	—	(0.02)	10.08	0.50		4,067	2.29		1.45	(18)	0.20		12
I	10.06	0.12	0.02	0.14	(0.12)	—	—	(0.12)	10.08	1.40		5,915	1.27		0.45	(18)	1.20		12

For the Period Ended October 31, 2015
A(13)	$10.00	$0.03	$0.06	$0.09	$(0.03)	$—	$—	$(0.03)	$10.06	0.91	%(14)	$3,993	1.12	%(15)	0.69	%(15)	0.75	%(15)	6%
C(13)	10.00	—	0.05	0.05	—	—	—	—	10.05	0.53	(14)	3,137	1.82	(15)	1.44	(15)	(0.02	)(15)	6
I(13)	10.00	0.04	0.06	0.10	(0.04)	—	—	(0.04)	10.06	1.01	(14)	5,106	0.78	(15)	0.44	(15)	0.97	(15)	6

The accompanying notes are an integral part of these financial statements.

284

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Quality Bond Fund
For the Year Ended October 31, 2016
A	$10.19	$0.12	$0.24	$0.36	$(0.14)	$(0.07)	$—	$(0.21)	$10.34	3.54%		$14,294	1.04%		0.96	%(19)	1.14%		84%
C	10.12	0.04	0.23	0.27	(0.06)	(0.07)	—	(0.13)	10.26	2.70		3,890	1.78		1.71	(19)	0.40		84
I	10.21	0.14	0.24	0.38	(0.17)	(0.07)	—	(0.24)	10.35	3.73		12,254	0.78		0.71	(19)	1.40		84
R3	10.17	0.06	0.31	0.37	(0.15)	(0.07)	—	(0.22)	10.32	3.66		198	1.38		1.26	(19)	0.57		84
R4	10.19	0.08	0.33	0.41	(0.18)	(0.07)	—	(0.25)	10.35	4.08		24	1.07		0.96	(19)	0.75		84
R5	10.21	0.11	0.33	0.44	(0.23)	(0.07)	—	(0.30)	10.35	4.37		45	0.77		0.66	(19)	1.05		84
Y	10.21	0.16	0.24	0.40	(0.18)	(0.07)	—	(0.25)	10.36	3.90		93,809	0.67		0.61	(19)	1.53		84

For the Year Ended October 31, 2015
A	$10.19	$0.04	$0.16	$0.20	$(0.05)	$(0.15)	$—	$(0.20)	$10.19	2.01%		$11,513	1.18%		0.90%		0.43%		20%
C	10.15	(0.03)	0.16	0.13	(0.01)	(0.15)	—	(0.16)	10.12	1.28		2,453	1.93		1.64		(0.31)		20
I	10.20	0.07	0.17	0.24	(0.08)	(0.15)	—	(0.23)	10.21	2.37		2,283	0.89		0.61		0.71		20
R3	10.17	0.01	0.16	0.17	(0.02)	(0.15)	—	(0.17)	10.17	1.69		2,082	1.58		1.25		0.07		20
R4	10.19	0.04	0.16	0.20	(0.05)	(0.15)	—	(0.20)	10.19	1.95		2,100	1.28		0.95		0.37		20
R5	10.20	0.07	0.16	0.23	(0.07)	(0.15)	—	(0.22)	10.21	2.32		2,119	0.98		0.65		0.67		20
Y	10.20	0.07	0.17	0.24	(0.08)	(0.15)	—	(0.23)	10.21	2.36		9,547	0.89		0.60		0.72		20

For the Year Ended October 31, 2014
A	$9.82	$0.05	$0.39	$0.44	$(0.07)	$—	$—	$(0.07)	$10.19	4.48%		$8,568	1.26%		0.86%		0.52%		27%
C	9.79	(0.02)	0.39	0.37	(0.01)	—	—	(0.01)	10.15	3.75		1,882	2.01		1.61		(0.22)		27
I	9.82	0.08	0.39	0.47	(0.09)	—	—	(0.09)	10.20	4.83		2,119	0.98		0.58		0.81		27
R3	9.80	0.02	0.39	0.41	(0.04)	—	—	(0.04)	10.17	4.17		2,048	1.68		1.23		0.17		27
R4	9.81	0.05	0.39	0.44	(0.06)	—	—	(0.06)	10.19	4.53		2,060	1.38		0.93		0.47		27
R5	9.82	0.08	0.39	0.47	(0.09)	—	—	(0.09)	10.20	4.79		2,072	1.08		0.63		0.77		27
Y	9.82	0.08	0.39	0.47	(0.09)	(0.00)	—	(0.09)	10.20	4.84		9,333	0.98		0.58		0.82		27

For the Year Ended October 31, 2013(20)
A(20)	$10.00	$0.05	$(0.18)	$(0.13)	$(0.05)	$—	$—	$(0.05)	$9.82	(1.29	)%(14)	$6,849	1.28	%(15)	0.81	%(15)	0.52	%(15)	83	%(14)
C(20)	10.00	(0.02)	(0.18)	(0.20)	(0.01)	—	—	(0.01)	9.79	(1.99	)(14)	2,239	2.03	(15)	1.56	(15)	(0.23	)(15)	83	(14)
I(20)	10.00	0.07	(0.18)	(0.11)	(0.07)	—	—	(0.07)	9.82	(1.14	)(14)	2,036	1.03	(15)	0.55	(15)	0.76	(15)	83	(14)
R3(20)	10.00	0.01	(0.18)	(0.17)	(0.03)	—	—	(0.03)	9.80	(1.69	)(14)	1,966	1.72	(15)	1.20	(15)	0.12	(15)	83	(14)
R4(20)	10.00	0.04	(0.18)	(0.14)	(0.05)	—	—	(0.05)	9.81	(1.43	)(14)	1,972	1.42	(15)	0.90	(15)	0.41	(15)	83	(14)
R5(20)	10.00	0.07	(0.19)	(0.12)	(0.06)	—	—	(0.06)	9.82	(1.16	)(14)	1,977	1.12	(15)	0.60	(15)	0.71	(15)	83	(14)
Y(20)	10.00	0.07	(0.18)	(0.11)	(0.07)	(0.00)	—	(0.07)	9.82	(1.13	)(14)	8,902	1.02	(15)	0.55	(15)	0.76	(15)	83	(14)

The accompanying notes are an integral part of these financial statements.

285

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Short Duration Fund
For the Year Ended October 31, 2016
A	$9.80	$0.17	$0.08	$0.25	$(0.17)	$—	$—	$(0.17)	$9.88	2.56%	$530,178	0.90%	0.86	%(21)	1.69%	41%
B	9.85	0.16	0.10	0.26	(0.17)	—	—	(0.17)	9.94	2.66	2,393	1.04	0.86	(21)	1.67	41
C	9.80	0.09	0.09	0.18	(0.10)	—	—	(0.10)	9.88	1.80	125,548	1.61	1.61	(21)	0.94	41
I	9.82	0.19	0.09	0.28	(0.20)	—	—	(0.20)	9.90	2.86	189,645	0.57	0.57	(21)	1.98	41
R3	9.78	0.14	0.08	0.22	(0.14)	—	—	(0.14)	9.86	2.26	1,167	1.24	1.16	(21)	1.38	41
R4	9.79	0.17	0.08	0.25	(0.17)	—	—	(0.17)	9.87	2.56	661	0.94	0.86	(21)	1.68	41
R5	9.78	0.20	0.08	0.28	(0.20)	—	—	(0.20)	9.86	2.87	209	0.63	0.56	(21)	2.02	41
Y	9.78	0.20	0.08	0.28	(0.20)	—	—	(0.20)	9.86	2.92	45,768	0.51	0.51	(21)	2.05	41

For the Year Ended October 31, 2015
A	$9.91	$0.15	$(0.07)	$0.08	$(0.16)	$(0.03)	$—	$(0.19)	$9.80	0.80%	$469,337	0.90%	0.85%		1.51%	31%
B	9.96	0.16	(0.08)	0.08	(0.16)	(0.03)	—	(0.19)	9.85	0.80	4,450	1.03	0.85		1.56	31
C	9.91	0.08	(0.07)	0.01	(0.09)	(0.03)	—	(0.12)	9.80	0.05	120,116	1.60	1.60		0.81	31
I	9.93	0.19	(0.08)	0.11	(0.19)	(0.03)	—	(0.22)	9.82	1.11	126,578	0.54	0.54		1.87	31
R3	9.88	0.12	(0.06)	0.06	(0.13)	(0.03)	—	(0.16)	9.78	0.60	1,084	1.23	1.15		1.26	31
R4	9.89	0.15	(0.06)	0.09	(0.16)	(0.03)	—	(0.19)	9.79	0.90	677	0.92	0.85		1.56	31
R5	9.89	0.18	(0.07)	0.11	(0.19)	(0.03)	—	(0.22)	9.78	1.10	111	0.62	0.55		1.86	31
Y	9.88	0.19	(0.06)	0.13	(0.20)	(0.03)	—	(0.23)	9.78	1.25	8,412	0.51	0.51		1.91	31

For the Year Ended October 31, 2014
A	$9.98	$0.15	$(0.03)	$0.12	$(0.15)	$(0.04)	$—	$(0.19)	$9.91	1.23%	$469,415	0.91%	0.85%		1.50%	50%
B	10.02	0.15	(0.02)	0.13	(0.15)	(0.04)	—	(0.19)	9.96	1.33	6,510	1.01	0.85		1.51	50
C	9.98	0.08	(0.03)	0.05	(0.08)	(0.04)	—	(0.12)	9.91	0.48	128,158	1.60	1.60		0.76	50
I	10.00	0.18	(0.03)	0.15	(0.18)	(0.04)	—	(0.22)	9.93	1.52	208,183	0.55	0.55		1.79	50
R3	9.96	0.12	(0.04)	0.08	(0.12)	(0.04)	—	(0.16)	9.88	0.84	879	1.23	1.15		1.20	50
R4	9.97	0.15	(0.04)	0.11	(0.15)	(0.04)	—	(0.19)	9.89	1.14	997	0.92	0.85		1.50	50
R5	9.96	0.18	(0.03)	0.15	(0.18)	(0.04)	—	(0.22)	9.89	1.54	109	0.61	0.55		1.80	50
Y	9.96	0.18	(0.03)	0.15	(0.19)	(0.04)	—	(0.23)	9.88	1.49	5,134	0.50	0.50		1.83	50

For the Year Ended October 31, 2013
A	$10.05	$0.17	$(0.05)	$0.12	$(0.17)	$(0.02)	$—	$(0.19)	$9.98	1.20%	$451,357	0.88%	0.85%		1.66%	51%
B	10.05	0.17	(0.01)	0.16	(0.17)	(0.02)	—	(0.19)	10.02	1.60	9,589	0.99	0.85		1.67	51
C	10.05	0.09	(0.05)	0.04	(0.09)	(0.02)	—	(0.11)	9.98	0.44	133,623	1.60	1.60		0.93	51
I	10.07	0.20	(0.05)	0.15	(0.20)	(0.02)	—	(0.22)	10.00	1.48	105,812	0.57	0.57		1.96	51
R3	10.03	0.13	(0.04)	0.09	(0.14)	(0.02)	—	(0.16)	9.96	0.90	527	1.23	1.15		1.35	51
R4	10.04	0.17	(0.05)	0.12	(0.17)	(0.02)	—	(0.19)	9.97	1.20	928	0.92	0.85		1.69	51
R5	10.03	0.20	(0.05)	0.15	(0.20)	(0.02)	—	(0.22)	9.96	1.51	112	0.61	0.55		1.98	51
Y	10.03	0.20	(0.05)	0.15	(0.20)	(0.02)	—	(0.22)	9.96	1.55	3,002	0.51	0.51		2.03	51

For the Year Ended October 31, 2012
A	$9.83	$0.20	$0.23	$0.43	$(0.21)	$—	$—	$(0.21)	$10.05	4.37%	$279,952	0.86%	0.85%		2.03%	61%
B	9.82	0.20	0.24	0.44	(0.21)	—	—	(0.21)	10.05	4.48	7,959	0.97	0.85		2.04	61
C	9.83	0.13	0.22	0.35	(0.13)	—	—	(0.13)	10.05	3.60	136,515	1.60	1.60		1.28	61
I	9.84	0.23	0.23	0.46	(0.23)	—	—	(0.23)	10.07	4.75	117,449	0.58	0.58		2.30	61
R3	9.81	0.17	0.23	0.40	(0.18)	—	—	(0.18)	10.03	4.07	258	1.23	1.15		1.72	61
R4	9.81	0.20	0.24	0.44	(0.21)	—	—	(0.21)	10.04	4.48	783	0.93	0.85		2.02	61
R5	9.81	0.23	0.23	0.46	(0.24)	—	—	(0.24)	10.03	4.69	106	0.62	0.55		2.33	61
Y	9.80	0.23	0.24	0.47	(0.24)	—	—	(0.24)	10.03	4.84	4,967	0.50	0.50		2.34	61

The accompanying notes are an integral part of these financial statements.

286

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Strategic Income Fund
For the Year Ended October 31, 2016
A	$8.53	$0.39	$0.19	$0.58	$(0.35)	$—	$—	$(0.35)	$8.76	7.02%		$120,051	1.05%		0.96	%(22)	4.54%		55%
B	8.53	0.37	0.21	0.58	(0.33)	—	—	(0.33)	8.78	6.98		2,205	1.27		1.11	(22)	4.37		55
C	8.55	0.32	0.20	0.52	(0.28)	—	—	(0.28)	8.79	6.27		74,607	1.75		1.71	(22)	3.78		55
I	8.55	0.41	0.21	0.62	(0.38)	—	—	(0.38)	8.79	7.29		31,317	0.75		0.71	(22)	4.79		55
R3	8.51	0.36	0.20	0.56	(0.32)	—	—	(0.32)	8.75	6.81		267	1.42		1.26	(22)	4.23		55
R4	8.52	0.39	0.20	0.59	(0.35)	—	—	(0.35)	8.76	7.15		224	1.08		0.96	(22)	4.55		55
R5	8.52	0.42	0.20	0.62	(0.38)	—	—	(0.38)	8.76	7.49		413	0.76		0.66	(22)	4.87		55
R6	8.52	0.42	0.19	0.61	(0.38)	—	—	(0.38)	8.75	7.43		11	0.65		0.61	(22)	4.88		55
Y	8.52	0.42	0.19	0.61	(0.38)	—	—	(0.38)	8.75	7.43		164,098	0.65		0.61	(22)	4.89		55

For the Year Ended October 31, 2015
A	$9.30	$0.37	$(0.57)	$(0.20)	$(0.37)	$(0.20)	$—	$(0.57)	$8.53	(2.23)%		$123,510	1.03%		0.95%		4.23%		66%
B	9.30	0.32	(0.59)	(0.27)	(0.30)	(0.20)	—	(0.50)	8.53	(3.00)		4,019	1.85		1.70		3.60		66
C	9.32	0.32	(0.59)	(0.27)	(0.30)	(0.20)	—	(0.50)	8.55	(2.97)		86,887	1.74		1.70		3.61		66
I	9.33	0.41	(0.60)	(0.19)	(0.39)	(0.20)	—	(0.59)	8.55	(1.97)		29,189	0.73		0.70		4.61		66
R3	9.29	0.35	(0.59)	(0.24)	(0.34)	(0.20)	—	(0.54)	8.51	(2.64)		314	1.41		1.25		4.04		66
R4	9.30	0.38	(0.59)	(0.21)	(0.37)	(0.20)	—	(0.57)	8.52	(2.34)		175	1.08		0.95		4.37		66
R5	9.30	0.41	(0.60)	(0.19)	(0.39)	(0.20)	—	(0.59)	8.52	(2.05)		306	0.75		0.65		4.70		66
R6(23)	9.27	0.41	(0.56)	(0.15)	(0.40)	(0.20)	—	(0.60)	8.52	(1.66	)(14)	10	0.69	(15)	0.59	(15)	4.78	(15)	66
Y	9.30	0.41	(0.59)	(0.18)	(0.40)	(0.20)	—	(0.60)	8.52	(1.99)		111,277	0.64		0.60		4.70		66

For the Year Ended October 31, 2014
A	$9.21	$0.36	$0.10	$0.46	$(0.37)	$—	$—	$(0.37)	$9.30	5.06%		$144,172	1.01%		0.95%		3.82%		71%
B	9.21	0.29	0.10	0.39	(0.30)	—	—	(0.30)	9.30	4.25		6,367	1.82		1.70		3.10		71
C	9.23	0.29	0.10	0.39	(0.30)	—	—	(0.30)	9.32	4.26		109,960	1.72		1.69		3.08		71
I	9.24	0.38	0.10	0.48	(0.39)	—	—	(0.39)	9.33	5.32		48,809	0.71		0.68		4.09		71
R3	9.21	0.33	0.09	0.42	(0.34)	—	—	(0.34)	9.29	4.64		213	1.40		1.25		3.54		71
R4	9.21	0.36	0.10	0.46	(0.37)	—	—	(0.37)	9.30	5.06		131	1.05		0.95		3.83		71
R5	9.21	0.38	0.11	0.49	(0.40)	—	—	(0.40)	9.30	5.38		120	0.73		0.65		4.10		71
Y	9.20	0.39	0.11	0.50	(0.40)	—	—	(0.40)	9.30	5.55		113,356	0.63		0.60		4.25		71

For the Year Ended October 31, 2013
A	$9.70	$0.36	$(0.21)	$0.15	$(0.36)	$(0.28)	$—	$(0.64)	$9.21	1.67%		$160,916	0.99%		0.95%		3.93%		55%
B	9.70	0.29	(0.21)	0.08	(0.29)	(0.28)	—	(0.57)	9.21	0.91		9,233	1.79		1.70		3.09		55
C	9.72	0.29	(0.21)	0.08	(0.29)	(0.28)	—	(0.57)	9.23	0.90		129,507	1.69		1.68		3.07		55
I	9.73	0.37	(0.19)	0.18	(0.39)	(0.28)	—	(0.67)	9.24	1.93		50,963	0.70		0.69		4.00		55
R3	9.70	0.35	(0.22)	0.13	(0.34)	(0.28)	—	(0.62)	9.21	1.40		242	1.39		1.25		3.74		55
R4	9.70	0.36	(0.21)	0.15	(0.36)	(0.28)	—	(0.64)	9.21	1.68		143	1.03		0.95		3.91		55
R5	9.70	0.39	(0.21)	0.18	(0.39)	(0.28)	—	(0.67)	9.21	1.98		114	0.71		0.65		4.20		55
Y	9.69	0.40	(0.21)	0.19	(0.40)	(0.28)	—	(0.68)	9.20	2.04		214,550	0.61		0.60		4.30		55

For the Year Ended October 31, 2012
A	$9.20	$0.37	$0.51	$0.88	$(0.35)	$(0.03)	$—	$(0.38)	$9.70	9.80%		$219,909	0.98%		0.96%		3.90%		121%
B	9.20	0.30	0.51	0.81	(0.28)	(0.03)	—	(0.31)	9.70	8.96		12,461	1.78		1.72		3.17		121
C	9.21	0.30	0.52	0.82	(0.28)	(0.03)	—	(0.31)	9.72	9.11		209,271	1.69		1.69		3.17		121
I	9.22	0.39	0.53	0.92	(0.38)	(0.03)	—	(0.41)	9.73	10.18		104,759	0.70		0.70		4.11		121
R3	9.20	0.33	0.52	0.85	(0.32)	(0.03)	—	(0.35)	9.70	9.47		141	1.34		1.27		3.56		121
R4	9.20	0.36	0.52	0.88	(0.35)	(0.03)	—	(0.38)	9.70	9.79		132	1.02		0.97		3.88		121
R5	9.20	0.39	0.52	0.91	(0.38)	(0.03)	—	(0.41)	9.70	10.12		112	0.71		0.67		4.20		121
Y	9.20	0.36	0.54	0.90	(0.38)	(0.03)	—	(0.41)	9.69	10.08		171,127	0.60		0.60		3.82		121

The accompanying notes are an integral part of these financial statements.

287

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —	— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Total Return Bond Fund
For the Year Ended October 31, 2016
A	$10.28	$0.28	$0.22	$0.50	$(0.25)	$(0.02)	$(0.03)	$(0.30)	$10.48	4.77%	$782,964	0.87%	0.87	%(24)	2.68%	41%
B	10.20	0.20	0.21	0.41	(0.18)	(0.02)	(0.02)	(0.22)	10.39	4.09	4,406	1.89	1.63	(24)	1.92	41
C	10.30	0.20	0.22	0.42	(0.18)	(0.02)	(0.02)	(0.22)	10.50	4.10	73,841	1.60	1.60	(24)	1.95	41
I	10.30	0.30	0.22	0.52	(0.28)	(0.02)	(0.03)	(0.33)	10.49	5.08	115,889	0.61	0.61	(24)	2.86	41
R3	10.48	0.25	0.22	0.47	(0.23)	(0.02)	(0.02)	(0.27)	10.68	4.51	5,943	1.18	1.18	(24)	2.37	41
R4	10.46	0.28	0.22	0.50	(0.25)	(0.02)	(0.03)	(0.30)	10.66	4.85	15,348	0.86	0.86	(24)	2.69	41
R5	10.46	0.32	0.20	0.52	(0.28)	(0.02)	(0.03)	(0.33)	10.65	5.16	1,473	0.56	0.56	(24)	3.00	41
R6	10.45	0.32	0.21	0.53	(0.29)	(0.02)	(0.03)	(0.34)	10.64	5.15	11	0.45	0.45	(24)	3.07	41
Y	10.45	0.33	0.21	0.54	(0.29)	(0.02)	(0.03)	(0.34)	10.65	5.27	1,031,478	0.45	0.45	(24)	3.10	41

For the Year Ended October 31, 2015
A	$10.71	$0.23	$(0.21)	$0.02	$(0.22)	$(0.23)	$—	$(0.45)	$10.28	0.35%	$672,638	0.87%	0.87%	2.20%	57%
B	10.63	0.15	(0.20)	(0.05)	(0.15)	(0.23)	—	(0.38)	10.20	(0.50)	10,528	1.86	1.62	1.43	57
C	10.72	0.16	(0.20)	(0.04)	(0.15)	(0.23)	—	(0.38)	10.30	(0.38)	67,147	1.59	1.59	1.50	57
I	10.72	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.30	0.67	23,201	0.56	0.56	2.60	57
R3	10.90	0.21	(0.21)	—	(0.19)	(0.23)	—	(0.42)	10.48	0.07	6,198	1.16	1.16	1.93	57
R4	10.88	0.24	(0.20)	0.04	(0.23)	(0.23)	—	(0.46)	10.46	0.39	15,610	0.84	0.84	2.25	57
R5	10.88	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.46	0.68	1,423	0.55	0.55	2.57	57
R6(23)	10.87	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.45	0.65	(14)	10	0.50	(15)	0.50	(15)	2.61	(15)	57
Y	10.87	0.28	(0.20)	0.08	(0.27)	(0.23)	—	(0.50)	10.45	0.79	1,103,177	0.44	0.44	2.67	57

For the Year Ended October 31, 2014
A	$10.48	$0.24	$0.22	$0.46	$(0.23)	$—	$—	$(0.23)	$10.71	4.46%	$602,306	1.00%	0.91%	2.26%	84%
B	10.40	0.16	0.22	0.38	(0.15)	—	—	(0.15)	10.63	3.72	19,329	1.93	1.65	1.52	84
C	10.49	0.16	0.22	0.38	(0.15)	—	—	(0.15)	10.72	3.68	70,539	1.72	1.65	1.51	84
I	10.49	0.27	0.22	0.49	(0.26)	—	—	(0.26)	10.72	4.75	11,737	0.67	0.62	2.51	84
R3	10.66	0.21	0.23	0.44	(0.20)	—	—	(0.20)	10.90	4.16	6,868	1.28	1.21	1.96	84
R4	10.64	0.24	0.23	0.47	(0.23)	—	—	(0.23)	10.88	4.48	16,342	0.96	0.90	2.26	84
R5	10.64	0.27	0.24	0.51	(0.27)	—	—	(0.27)	10.88	4.79	978	0.67	0.60	2.55	84
Y	10.63	0.29	0.22	0.51	(0.27)	—	—	(0.27)	10.87	4.89	1,003,275	0.56	0.51	2.66	84

For the Year Ended October 31, 2013
A	$11.16	$0.23	$(0.32)	$(0.09)	$(0.26)	$(0.33)	$—	$(0.59)	$10.48	(0.83)%	$586,762	0.99%	0.95%	2.15%	106%
B	11.08	0.15	(0.32)	(0.17)	(0.18)	(0.33)	—	(0.51)	10.40	(1.58)	31,258	1.88	1.70	1.39	106
C	11.18	0.15	(0.33)	(0.18)	(0.18)	(0.33)	—	(0.51)	10.49	(1.66)	78,034	1.70	1.70	1.40	106
I	11.17	0.26	(0.32)	(0.06)	(0.29)	(0.33)	—	(0.62)	10.49	(0.55)	6,771	0.68	0.68	2.42	106
R3	11.35	0.20	(0.33)	(0.13)	(0.23)	(0.33)	—	(0.56)	10.66	(1.21)	7,655	1.28	1.25	1.85	106
R4	11.33	0.23	(0.33)	(0.10)	(0.26)	(0.33)	—	(0.59)	10.64	(0.92)	15,725	0.96	0.95	2.15	106
R5	11.33	0.26	(0.33)	(0.07)	(0.29)	(0.33)	—	(0.62)	10.64	(0.61)	664	0.67	0.65	2.44	106
Y	11.32	0.28	(0.34)	(0.06)	(0.30)	(0.33)	—	(0.63)	10.63	(0.52)	883,706	0.55	0.55	2.55	106

For the Year Ended October 31, 2012(7)
A	$10.76	$0.29	$0.50	$0.79	$(0.34)	$(0.05)	$—	$(0.39)	$11.16	7.50%	$696,383	0.98%	0.89%	2.64%	77%
B	10.69	0.20	0.50	0.70	(0.26)	(0.05)	—	(0.31)	11.08	6.66	47,026	1.85	1.64	1.90	77
C	10.78	0.21	0.50	0.71	(0.26)	(0.05)	—	(0.31)	11.18	6.70	105,330	1.69	1.63	1.90	77
I	10.77	0.31	0.51	0.82	(0.37)	(0.05)	—	(0.42)	11.17	7.78	11,177	0.68	0.62	2.92	77
R3	10.94	0.26	0.51	0.77	(0.31)	(0.05)	—	(0.36)	11.35	7.14	9,944	1.27	1.19	2.35	77
R4	10.92	0.29	0.51	0.80	(0.34)	(0.05)	—	(0.39)	11.33	7.47	21,940	0.95	0.89	2.65	77
R5	10.92	0.32	0.51	0.83	(0.37)	(0.05)	—	(0.42)	11.33	7.79	1,018	0.66	0.59	2.94	77
Y	10.91	0.33	0.51	0.84	(0.38)	(0.05)	—	(0.43)	11.32	7.91	952,621	0.55	0.49	3.04	77

The accompanying notes are an integral part of these financial statements.

288

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —	— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Unconstrained Bond Fund
For the Year Ended October 31, 2016
A	$9.65	$0.37	$(0.13)	$0.24	$(0.31)	$—	$(0.02)	$(0.33)	$9.56	2.62%	$47,433	1.28%	1.01	%(25)	3.88%	38%
B	9.64	0.30	(0.12)	0.18	(0.24)	—	(0.02)	(0.26)	9.56	1.85	595	2.20	1.76	(25)	3.12	38
C	9.67	0.30	(0.13)	0.17	(0.24)	—	(0.02)	(0.26)	9.58	1.86	10,652	1.96	1.76	(25)	3.12	38
I	9.65	0.39	(0.11)	0.28	(0.34)	—	(0.02)	(0.36)	9.57	2.98	5,477	0.94	0.76	(25)	4.16	38
R3	9.63	0.34	(0.11)	0.23	(0.29)	—	(0.02)	(0.31)	9.55	2.31	228	1.54	1.31	(25)	3.61	38
R4	9.64	0.37	(0.13)	0.24	(0.31)	—	(0.02)	(0.33)	9.55	2.62	560	1.23	1.01	(25)	3.87	38
R5	9.63	0.39	(0.11)	0.28	(0.34)	—	(0.02)	(0.36)	9.55	2.92	116	0.93	0.71	(25)	4.18	38
Y	9.62	0.39	(0.12)	0.27	(0.34)	—	(0.02)	(0.36)	9.53	2.92	21,266	0.82	0.71	(25)	4.18	38

For the Year Ended October 31, 2015
A	$10.07	$0.31	$(0.44)	$(0.13)	$(0.28)	$—	$(0.01)	$(0.29)	$9.65	(1.29)%	$56,678	1.17%	0.99%	3.14%	67%
B	10.06	0.23	(0.43)	(0.20)	(0.22)	—	(0.00	)(10)	(0.22)	9.64	(1.93)	1,169	2.11	1.74	2.35	67
C	10.09	0.24	(0.44)	(0.20)	(0.22)	—	(0.00	)(10)	(0.22)	9.67	(2.02)	12,517	1.86	1.74	2.42	67
I	10.07	0.34	(0.44)	(0.10)	(0.31)	—	(0.01)	(0.32)	9.65	(1.04)	4,075	0.81	0.74	3.42	67
R3	10.05	0.28	(0.44)	(0.16)	(0.26)	—	(0.00	)(10)	(0.26)	9.63	(1.49)	144	1.45	1.29	2.86	67
R4	10.05	0.32	(0.44)	(0.12)	(0.28)	—	(0.01)	(0.29)	9.64	(1.20)	454	1.14	0.99	3.20	67
R5	10.05	0.34	(0.44)	(0.10)	(0.31)	—	(0.01)	(0.32)	9.63	(0.90)	112	0.83	0.69	3.49	67
Y	10.04	0.34	(0.44)	(0.10)	(0.31)	—	(0.01)	(0.32)	9.62	(1.01)	19,916	0.73	0.69	3.50	67

For the Year Ended October 31, 2014
A	$10.06	$0.29	$0.02	$0.31	$(0.26)	$—	$(0.04)	$(0.30)	$10.07	3.16%	$70,192	1.17%	0.99%	2.86%	62%
B	10.06	0.21	0.02	0.23	(0.20)	—	(0.03)	(0.23)	10.06	2.30	1,974	2.08	1.74	2.12	62
C	10.09	0.21	0.02	0.23	(0.20)	—	(0.03)	(0.23)	10.09	2.29	15,869	1.86	1.74	2.11	62
I	10.07	0.31	0.02	0.33	(0.28)	—	(0.05)	(0.33)	10.07	3.32	5,311	0.77	0.73	3.10	62
R3	10.05	0.26	0.02	0.28	(0.24)	—	(0.04)	(0.28)	10.05	2.76	193	1.46	1.29	2.56	62
R4	10.05	0.29	0.02	0.31	(0.27)	—	(0.04)	(0.31)	10.05	3.07	161	1.15	0.99	2.85	62
R5	10.05	0.32	0.02	0.34	(0.29)	—	(0.05)	(0.34)	10.05	3.37	113	0.85	0.69	3.17	62
Y	10.03	0.32	0.02	0.34	(0.28)	—	(0.05)	(0.33)	10.04	3.48	19,584	0.73	0.69	3.16	62

For the Year Ended October 31, 2013
A	$10.51	$0.25	$(0.41)	$(0.16)	$(0.29)	$—	$—	$(0.29)	$10.06	(1.54)%	$85,062	1.13%	0.99%	2.43%	69%
B	10.51	0.17	(0.41)	(0.24)	(0.21)	—	—	(0.21)	10.06	(2.28)	3,234	2.01	1.74	1.68	69
C	10.53	0.17	(0.40)	(0.23)	(0.21)	—	—	(0.21)	10.09	(2.18)	18,711	1.82	1.74	1.67	69
I	10.51	0.28	(0.40)	(0.12)	(0.32)	—	—	(0.32)	10.07	(1.19)	1,602	0.76	0.74	2.69	69
R3	10.50	0.22	(0.41)	(0.19)	(0.26)	—	—	(0.26)	10.05	(1.83)	179	1.44	1.29	2.17	69
R4	10.50	0.25	(0.41)	(0.16)	(0.29)	—	—	(0.29)	10.05	(1.54)	130	1.11	0.99	2.46	69
R5	10.50	0.28	(0.41)	(0.13)	(0.32)	—	—	(0.32)	10.05	(1.24)	149	0.82	0.69	2.75	69
Y	10.48	0.29	(0.42)	(0.13)	(0.32)	—	—	(0.32)	10.03	(1.24)	17,992	0.71	0.69	2.85	69

For the Year Ended October 31, 2012
A	$10.06	$0.37	$0.47	$0.84	$(0.39)	$—	$—	$(0.39)	$10.51	8.47%	$120,395	1.09%	0.77%	3.59%	134%
B	10.05	0.30	0.47	0.77	(0.31)	—	—	(0.31)	10.51	7.77	5,187	1.96	1.53	2.92	134
C	10.07	0.29	0.48	0.77	(0.31)	—	—	(0.31)	10.53	7.76	29,736	1.79	1.52	2.83	134
I(26)	10.30	0.13	0.21	0.34	(0.13)	—	—	(0.13)	10.51	3.35	(14)	1,132	0.83	(15)	0.62	(15)	2.93	(15)	134
R3	10.04	0.33	0.49	0.82	(0.36)	—	—	(0.36)	10.50	8.27	141	1.40	1.06	3.20	134
R4	10.04	0.37	0.48	0.85	(0.39)	—	—	(0.39)	10.50	8.60	111	1.07	0.77	3.57	134
R5	10.04	0.40	0.48	0.88	(0.42)	—	—	(0.42)	10.50	8.92	111	0.77	0.47	3.87	134
Y	10.04	0.48	0.38	0.86	(0.42)	—	—	(0.42)	10.48	8.73	115	0.72	0.69	4.70	134

The accompanying notes are an integral part of these financial statements.

289

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford World Bond Fund
For the Year Ended October 31, 2016
A	$10.47	$0.11	$0.07		$0.18	$—	$(0.26)	$(0.03)	$(0.29)	$10.36	1.78%		$481,126	1.13%		1.07	%(27)	1.12%		122%
C	10.46	0.04	0.06		0.10	—	(0.26)	(0.01)	(0.27)	10.29	0.95		155,828	1.79		1.79	(27)	0.40		122
I	10.49	0.14	0.06		0.20	—	(0.26)	(0.04)	(0.30)	10.39	1.91		2,407,302	0.81		0.81	(27)	1.39		122
R3	10.48	0.09	0.06		0.15	—	(0.26)	(0.02)	(0.28)	10.35	1.48		1,882	1.41		1.37	(27)	0.85		122
R4	10.48	0.11	0.07		0.18	—	(0.26)	(0.03)	(0.29)	10.37	1.79		1,228	1.10		1.07	(27)	1.11		122
R5	10.48	0.15	0.06		0.21	—	(0.26)	(0.05)	(0.31)	10.38	2.02		1,137	0.83		0.77	(27)	1.46		122
R6	10.49	0.16	0.06		0.22	—	(0.26)	(0.05)	(0.31)	10.40	2.14		790	0.74		0.72	(27)	1.52		122
Y	10.49	0.15	0.07		0.22	—	(0.26)	(0.05)	(0.31)	10.40	2.15		568,934	0.69		0.69	(27)	1.50		122

For the Year Ended October 31, 2015
A	$10.76	$0.09	$—		$0.09	$(0.38)	$—	$—	$(0.38)	$10.47	0.82%		$624,111	1.08%		1.05%		0.84%		99%
C	10.74	0.01	0.01	(28)	0.02	(0.30)	—	—	(0.30)	10.46	0.17		175,560	1.77		1.77		0.13		99
I	10.77	0.12	—		0.12	(0.40)	—	—	(0.40)	10.49	1.16		2,283,590	0.77		0.77		1.13		99
R3	10.77	0.06	(0.01)		0.05	(0.34)	—	—	(0.34)	10.48	0.48		810	1.39		1.35		0.55		99
R4	10.78	0.10	(0.02)		0.08	(0.38)	—	—	(0.38)	10.48	0.71		4,850	1.08		1.05		0.98		99
R5	10.76	0.12	—		0.12	(0.40)	—	—	(0.40)	10.48	1.19		297	0.83		0.75		1.17		99
R6	10.78	0.14	(0.02)		0.12	(0.41)	—	—	(0.41)	10.49	1.18	(14)	188	0.74	(15)	0.70	(15)	1.32	(15)	99
Y	10.77	0.13	—		0.13	(0.41)	—	—	(0.41)	10.49	1.27		634,789	0.67		0.67		1.24		99

For the Year Ended October 31, 2014
A	$10.63	$0.12	$0.17		$0.29	$(0.13)	$(0.03)	$—	$(0.16)	$10.76	2.74%		$422,689	1.02%		0.99%		1.15%		140%
C	10.61	0.04	0.17		0.21	(0.05)	(0.03)	—	(0.08)	10.74	2.00		179,147	1.76		1.73		0.41		140
I	10.64	0.15	0.17		0.32	(0.16)	(0.03)	—	(0.19)	10.77	3.03		1,966,455	0.76		0.74		1.40		140
R3	10.64	0.09	0.17		0.26	(0.10)	(0.03)	—	(0.13)	10.77	2.42		759	1.39		1.32		0.82		140
R4	10.64	0.12	0.18		0.30	(0.13)	(0.03)	—	(0.16)	10.78	2.80		725	1.07		1.02		1.12		140
R5	10.63	0.15	0.17		0.32	(0.16)	(0.03)	—	(0.19)	10.76	3.03		226	0.79		0.70		1.42		140
Y	10.64	0.16	0.17		0.33	(0.17)	(0.03)	—	(0.20)	10.77	3.11		517,167	0.67		0.64		1.50		140

For the Year Ended October 31, 2013
A	$10.77	$0.10	$0.06		$0.16	$(0.18)	$(0.12)	$—	$(0.30)	$10.63	1.47%		$481,684	1.03%		0.93%		0.95%		129%
C	10.76	0.02	0.05		0.07	(0.10)	(0.12)	—	(0.22)	10.61	0.67		177,802	1.77		1.67		0.21		129
I	10.78	0.13	0.05		0.18	(0.20)	(0.12)	—	(0.32)	10.64	1.71		891,048	0.79		0.69		1.19		129
R3	10.78	0.06	0.05		0.11	(0.13)	(0.12)	—	(0.25)	10.64	1.03		519	1.40		1.25		0.60		129
R4	10.78	0.10	0.05		0.15	(0.17)	(0.12)	—	(0.29)	10.64	1.40		976	1.08		0.95		0.92		129
R5	10.77	0.13	0.06		0.19	(0.21)	(0.12)	—	(0.33)	10.63	1.73		372	0.79		0.65		1.18		129
Y	10.78	0.14	0.05		0.19	(0.21)	(0.12)	—	(0.33)	10.64	1.81		340,669	0.68		0.58		1.30		129

For the Year Ended October 31, 2012
A	$10.32	$0.10	$0.59		$0.69	$(0.20)	$(0.04)	$—	$(0.24)	$10.77	6.79%		$250,916	1.11%		0.95%		0.95%		191%
C	10.31	0.02	0.60		0.62	(0.13)	(0.04)	—	(0.17)	10.76	6.12		97,235	1.83		1.67		0.19		191
I	10.32	0.12	0.60		0.72	(0.22)	(0.04)	—	(0.26)	10.78	7.11		421,508	0.86		0.70		1.14		191
R3	10.32	0.09	0.57		0.66	(0.16)	(0.04)	—	(0.20)	10.78	6.51		1,297	1.51		1.25		0.85		191
R4	10.32	0.12	0.57		0.69	(0.19)	(0.04)	—	(0.23)	10.78	6.82		1,345	1.21		0.95		1.15		191
R5	10.32	0.15	0.56		0.71	(0.22)	(0.04)	—	(0.26)	10.77	7.03		1,276	0.91		0.65		1.45		191
Y	10.32	0.12	0.61		0.73	(0.23)	(0.04)	—	(0.27)	10.78	7.18		197,637	0.73		0.57		1.12		191

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).

The accompanying notes are an integral part of these financial statements.

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Fixed Income Funds

Financial Highlights – (continued)

(4)	Ratios do not include expenses of the Underlying Funds and/or other investment companies, if applicable.
(5)	Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 1.00%, 1.55%, 1.25%, 0.95% and 0.90% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(6)	Excluding the expenses not subject to cap, the ratios would have been 1.00%, 1.75%, 1.73%, 0.73%, 1.25%, 1.00%, 0.70% and 0.65% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(7)	Net investment income (loss) per share amounts have been calculated using the Securities and Exchange Commission method.
(8)	Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.80%, 0.80%, 1.35%, 1.05%, 0.75% and 0.75% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(9)	Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.80%, 1.80%, 0.80%, 1.35%, 1.05%, 0.75% and 0.70% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(10)	Included in this amount are tax distributions from capital of less than ($0.01).
(11)	Excluding the expenses not subject to cap, the ratios would have been 0.85%, 1.60%, 1.60%, 0.60%, 1.20%, 0.90%, 0.60% and 0.55% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(12)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44% and 0.44% for Class A, Class C and Class I, respectively.
(13)	Commenced operations on May 29, 2015.
(14)	Not annualized.
(15)	Annualized.
(16)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44%, 1.44% and 0.44% for Class A, Class B, Class C and Class I, respectively.
(17)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44%, 1.44%, 0.44% and 0.44% for Class A, Class B, Class C, Class I and Class Y, respectively.
(18)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44% and 0.44%, for Class A, Class C and Class I , respectively.
(19)	Excluding the expenses not subject to cap, the ratios would have been 0.95%, 1.70%, 0.70%, 1.25%, 0.95%, 0.65% and 0.60% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(20)	Commenced operations on November 30, 2012.
(21)	Excluding the expenses not subject to cap, the ratios would have been 0.85%, 0.85%, 1.60%, 0.56%, 1.15%, 0.85%, 0.55% and 0.50% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(22)	Excluding the expenses not subject to cap, the ratios would have been 0.95%, 1.10%, 1.70%, 0.70%, 1.25%, 0.95%, 0.65%, 0.60% and 0.60% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(23)	Commenced operations on November 7, 2014.
(24)	Excluding the expenses not subject to cap, the ratios would have been 0.86%, 1.62%, 1.59%, 0.60%, 1.17%, 0.85%, 0.55%, 0.44% and 0.44% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(25)	Excluding the expenses not subject to cap, the ratios would have been 0.99%, 1.74%, 1.74%, 0.74%, 1.29%, 0.99%, 0.69% and 0.69% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(26)	Commenced operations on May 25, 2012.
(27)	Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.77%, 0.79%, 1.35%, 1.05%, 0.75%, 0.70% and 0.67% for Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(28)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

The accompanying notes are an integral part of these financial statements.

291

Fixed Income Funds

Notes to Financial Statements

October 31, 2016

1.	Organization:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a “Company” and collectively, the “Companies”) are each an open-end registered management investment company comprised of forty-three and fourteen series, respectively, as of October 31, 2016. Financial statements for the series of each Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Emerging Markets Local Debt Fund (the “Emerging Markets Local Debt Fund”)

The Hartford Floating Rate Fund (the “Floating Rate Fund”)

The Hartford Floating Rate High Income Fund (the “Floating Rate High Income Fund”)

The Hartford High Yield Fund (the “High Yield Fund”)

The Hartford Inflation Plus Fund (the “Inflation Plus Fund”)

Hartford Municipal Income Fund (the “Municipal Income Fund”)

The Hartford Municipal Opportunities Fund (the “Municipal Opportunities Fund”)

Hartford Municipal Short Duration Fund (the “Municipal Short Duration Fund”)

The Hartford Quality Bond Fund (the “Quality Bond Fund”)

The Hartford Short Duration Fund (the “Short Duration Fund”)

The Hartford Strategic Income Fund (the “Strategic Income Fund”)

The Hartford Total Return Bond Fund (the “Total Return Bond Fund”)

The Hartford Unconstrained Bond Fund (the “Unconstrained Bond Fund”)

The Hartford World Bond Fund (the “World Bond Fund”)

The Hartford Mutual Funds II, Inc.:

The Hartford Municipal Real Return Fund (the “Municipal Real Return Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund, except Emerging Markets Local Debt Fund and World Bond Fund, is a diversified open-end management investment company. Emerging Markets Local Debt Fund and World Bond Fund, each is a non-diversified open-end management investment company. Each Fund applies specialized accounting and reporting under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund offers Class A, Class C, and Class I shares. In addition, each Fund, except Emerging Markets Local Debt Fund, Floating Rate High Income Fund, Municipal Income Fund, Municipal Short Duration Fund, Quality Bond Fund and World Bond Fund offer Class B shares. Additionally, each Fund, except Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund, offer Class R3, Class R4 and Class R5 shares. Each Fund offers Class Y shares, except Municipal Income Fund, Municipal Opportunities Fund and Municipal Short Duration Fund. Strategic Income Fund, Total Return Bond Fund and World Bond Fund offer Class R6 shares. Class A shares of each Fund, except Floating Rate Fund, Floating Rate High Income Fund and Short Duration Fund, are sold with a front-end sales charge of up to 4.50%. Class A shares are sold with a front-end sales charge of up to 3.00% for Floating Rate Fund and Floating Rate High Income Fund and up to 2.00% for Short Duration Fund. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4, R5 and R6 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the prospectus. Reinstatement privileges with respect to Class B shares are set forth in the prospectus. For investors electing to reinvest gains and dividends, any such gains or dividends on Class B shares will continue to be reinvested in Class B shares of the applicable Fund. All

292

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the respective Company’s Board of Directors. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the respective Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the respective Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of options privately negotiated in the OTC market (“OTC options”) and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

293

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund as determined as of the NYSE Close on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the respective Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of each Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee, which is chaired by each Company’s Treasurer, is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of each Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of each Company then must consider for ratification all of the fair value determinations made during the previous quarter.

294

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statements of Operations, as applicable.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. The amount of foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

295

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Dividends are declared pursuant to a policy adopted by the respective Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. Normally, for each Fund, except Emerging Markets Local Debt Fund, Strategic Income Fund, and World Bond Fund, dividends from net investment income are declared daily and paid monthly. The policy of Emerging Markets Local Debt Fund and Strategic Income Fund is to declare and pay dividends from net investment income, if any, monthly. The policy of World Bond Fund is to declare and pay dividends from net investment income, if any, quarterly. Dividends from realized gains, if any, are paid at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)	Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the respective Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of October 31, 2016.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2016.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

c)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

296

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of October 31, 2016.

d)	Mortgage Related and Other Asset Backed Securities – A Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage related and other asset backed securities as of October 31, 2016.

e)	Inflation Indexed Bonds – A Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation indexed bonds as of October 31, 2016.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Bond Forwards – A Fund may enter into bond forwards. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward.

During the fiscal year ended October 31, 2016, Inflation Plus Bond Fund engaged in Bond Forwards.

297

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

b)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the fiscal year ended October 31, 2016, Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund, Unconstrained Bond Fund and World Bond Fund had engaged in Foreign Currency Contracts.

c)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the fiscal year ended October 31, 2016, Emerging Markets Local Debt Fund and Real Total Return Fund, Inflation Plus Fund, Quality Bond Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund, Unconstrained Bond Fund and World Bond Fund had engaged in Futures Contracts.

d)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either OTC options or executed in a registered exchange (“exchange traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

298

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

During the fiscal year ended October 31, 2016, Emerging Markets Local Debt Fund, Strategic Income Fund, Total Return Bond Fund, Unconstrained Bond Fund and World Bond Fund had engaged in Options Contracts.

Transactions involving written option contracts during the year ended October 31, 2016, are summarized below:

Emerging Markets Local Debt Fund

Options Activity During the Year Ended October 31, 2016

Call Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	11,600,000	$114,632
Written	38,769,000	665,921
Expired	(12,058,000)	(135,083)
Closed	(28,569,000)	(440,051)
Exercised	(1,638,000)	(39,803)

End of Period	8,104,000	$165,616

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	30,801,000	$350,169
Written	145,547,000	1,491,324
Expired	(51,296,000)	(403,379)
Closed	(93,738,000)	(1,047,398)
Exercised	(12,363,000)	(120,465)

End of Period	18,951,000	$270,251

Strategic Income Fund

Options Activity During the Year Ended October 31, 2016

Call Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	15,610,000	$229,269
Written	373,580,000	4,711,901
Expired	(161,700,000)	(1,831,597)
Closed	—	—
Exercised	(227,490,000)	(3,109,573)

End of Period	—	$—

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	15,610,000	181,282
Written	406,020,000	4,497,402
Expired	(228,752,000)	(2,870,781)
Closed	(31,178,000)	(452,546)
Exercised	(161,700,000)	(1,355,357)

End of Period	—	$—

299

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Total Return Bond Fund

Options Activity During the Year Ended October 31, 2016

Call Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	—	$—
Written	899,182,000	2,775,918
Expired	(325,783,000)	(955,283)
Closed	—	—
Exercised	(573,399,000)	(1,820,635)

End of Period	—	$—

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	—	$—
Written	912,655,000	2,448,614
Expired	(577,344,000)	(1,422,185)
Closed	(9,533,000)	(264,350)
Exercised	(325,778,000)	(762,079)

End of Period	—	$—

Unconstrained Bond Fund

Options Activity During the Year Ended October 31, 2016

Call Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	2,115,000	$31,064
Written	73,245,000	930,588
Expired	(28,570,000)	(320,049)
Closed	—	—
Exercised	(46,790,000)	(641,603)

End of Period	—	$—

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	2,115,000	$24,562
Written	80,205,000	892,281
Expired	(47,064,000)	(591,659)
Closed	(6,686,000)	(97,498)
Exercised	(28,570,000)	(227,686)

End of Period	—	$—

300

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

World Bond Fund

Options Activity During the Year Ended October 31, 2016

Call Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	23,787,500	$168,891
Written	295,233,750	2,880,061
Expired	(208,232,250)	(1,740,333)
Closed	(7,320,000)	(177,230)
Exercised	(7,701,000)	(42,215)

End of Period	95,768,000	$1,089,174

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	123,497,596	$802,163
Written	746,645,786	2,447,075
Expired	(357,052,000)	(1,326,289)
Closed	(276,225,382)	(934,014)
Exercised	—	—

End of Period	236,866,000	$988,935

e)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the respective Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed

301

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

During the fiscal year ended October 31, 2016, High Yield Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund, Unconstrained Bond Fund and World Bond Fund had engaged in Credit Default Swap Contracts.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points and to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

During the fiscal year ended October 31, 2016, Emerging Markets Local Debt Fund, Inflation Plus Fund, Municipal Real Return Fund, Strategic Income Fund, Total Return Bond Fund, Unconstrained Bond Fund and World Bond Fund had engaged in Interest Rate Swap Contracts.

302

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Cross Currency Swaps – Certain Funds may enter into cross currency swap agreements to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a cross currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

During the fiscal year ended October 31, 2016, Emerging Markets Local Debt Fund, Strategic Bond Fund and Unconstrained Bond Fund had engaged in Cross Currency Swaps.

f)	Additional Derivative Instrument Information:

Emerging Markets Local Debt Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$127,708	$467,241	$—	$—	$—	$—	$594,949
Unrealized appreciation on futures contracts(1)	14,760	—	—	—	—	—	14,760
Unrealized appreciation on foreign currency contracts	—	2,839,133	—	—	—	—	2,839,133
Unrealized appreciation on swap contracts(2)	123,311	94,509	—	—	—	—	217,820

Total	$265,779	$3,400,883	$—	$—	$—	$—	$3,666,662

Liabilities:
Unrealized depreciation on futures contracts(1)	$8,073	$—	$—	$—	$—	$—	$8,073
Unrealized depreciation on foreign currency contracts	—	3,373,143	—	—	—	—	3,373,143
Written options, market value	—	353,806	—	—	—	—	353,806
Unrealized depreciation on swap contracts(2)	189,120	79,914	—	—	—	—	269,034

Total	$197,193	$3,806,863	$—	$—	$—	$—	$4,004,056

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$19,790	$(131,768)	$—	$—	$—	$—	$(111,978)
Net realized gain (loss) on futures contracts	(223,745)	—	—	—	—	—	(223,745)
Net realized gain (loss) on written options contracts	8,435	596,932	—	—	—	—	605,367
Net realized gain (loss) on swap contracts	(68,927)	(69,823)	—	—	—	—	(138,750)
Net realized gain (loss) on foreign currency contracts	—	3,262,304	—	—	—	—	3,262,304

Total	$(264,447)	$3,657,645	$—	$—	$—	$—	$3,393,198

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(25,172)	$(119,257)	$—	$—	$—	$—	$(144,429)
Net change in unrealized appreciation (depreciation) of futures contracts	25,647	—	—	—	—	—	25,647
Net change in unrealized appreciation (depreciation) of written options contracts	—	18,172	—	—	—	—	18,172
Net change in unrealized appreciation (depreciation) of swap contracts	279,865	14,595	—	—	—	—	294,460
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(1,144,816)	—	—	—	—	(1,144,816)

Total	$280,340	$(1,231,306)	$—	$—	$—	$—	$(950,966)

303

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Emerging Markets Local Debt Fund – (continued)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	6,233,922,417
Futures Contracts Long	14
Futures Contracts Short	(18)
Written Options Contracts	(33,601,083)
Swap Contracts	$27,356,639,527
Foreign Currency Contracts Purchased	$143,519,935
Foreign Currency Contracts Sold	$117,394,022

Floating Rate Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category

	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$13,581	$—	$—	$—	$—	$13,581

Total	$—	$13,581	$—	$—	$—	$—	$13,581

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$707,934	$—	$—	$—	$—	$707,934

Total	$—	$707,934	$—	$—	$—	$—	$707,934

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$12,704,900	$—	$—	$—	$—	$12,704,900

Total	$—	$12,704,900	$—	$—	$—	$—	$12,704,900

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(800,041)	$—	$—	$—	$—	$(800,041)

Total	$—	$(800,041)	$—	$—	$—	$—	$(800,041)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased	$3,930,619
Foreign Currency Contracts Sold	$100,113,287

304

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Floating Rate High Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$6,790	$—	$—	$—	$—	$6,790

Total	$—	$6,790	$—	$—	$—	$—	$6,790

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$51,296	$—	$—	$—	$—	$51,296

Total	$—	$51,296	$—	$—	$—	$—	$51,296

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$1,611,725	$—	$—	$—	$—	$1,611,725

Total	$—	$1,611,725	$—	$—	$—	$—	$1,611,725

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(75,067)	$—	$—	$—	$—	$(75,067)

Total	$—	$(75,067)	$—	$—	$—	$—	$(75,067)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased	$1,422,635
Foreign Currency Contracts Sold	$8,719,906

High Yield Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Unrealized appreciation on swap contracts(2)	—	—	—	—	—	—	—

Total	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$43,932	$—	$—	$—	$—	$43,932
Unrealized depreciation on swap contracts(2)	—	—	56,420	—	—	—	56,420

Total	$—	$43,932	$56,420	$—	$—	$—	$100,352

305

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

High Yield Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$—	$—	$894,787	$—	$—	$—	$894,787
Net realized gain (loss) on foreign currency contracts	—	5,396	—	—	—	—	5,396

Total	$—	$5,396	$894,787	$—	$—	$—	$900,183

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$—	$—	$(413,238)	$—	$—	$—	$(413,238)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(75,558)	—	—	—	—	(75,558)

Total	$—	$(75,558)	$(413,238)	$—	$—	$—	$(488,796)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts	$12,880,475
Foreign Currency Contracts Purchased	$540,221
Foreign Currency Contracts Sold	$6,059,635

Inflation Plus Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$54,696	$—	$—	$—	$—	$—	$54,696
Unrealized appreciation on foreign currency contracts	—	947,880	—	—	—	—	947,880
Unrealized appreciation on swap contracts(2)	513,415	—	511,252	—	—	—	1,024,667

Total	$568,111	$947,880	$511,252	$—	$—	$—	$2,027,243

Liabilities:
Unrealized depreciation on futures contracts(1)	$120,360	$—	$—	$—	$—	$—	$120,360
Unrealized depreciation on bond forward contracts	112,656	—	—	—	—	—	112,656
Unrealized depreciation on foreign currency contracts	—	545,905	—	—	—	—	545,905
Unrealized depreciation on swap contracts(2)	110,297	—	—	—	—	—	110,297

Total	$343,313	$545,905	$—	$—	$—	$—	$889,218

306

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Inflation Plus Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$27,955	$—	$—	$—	$—	$—	$27,955
Net realized gain (loss) on written options contracts	—	—	—	—	—	—	—
Net realized gain (loss) on swap contracts	(961,722)	—	(420,313)	—	—	—	(1,382,035)
Net realized gain (loss) on bond forward contracts	459,435	—	—	—	—	—	459,435
Net realized gain (loss) on foreign currency contracts	—	(2,494,048)	—	—	—	—	(2,494,048)

Total	$(474,332)	$(2,494,048)	$(420,313)	$—	$—	$—	$(3,388,693)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(65,664)	$—	$—	$—	$—	$—	$(65,664)
Net change in unrealized appreciation (depreciation) of written options contracts	—	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of swap contracts	1,096,524	—	702,964	—	—	—	1,799,488
Net change in unrealized appreciation (depreciation) of bond forward contracts	(112,656)	—	—	—	—	—	(112,656)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	411,781	—	—	—	—	411,781

Total	$918,204	$411,781	$702,964	$—	$—	$—	$2,032,949

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	289
Futures Contracts Short	(146)
Swap Contracts	$92,242,148
Bond Forward Contracts	$50,347,837
Foreign Currency Contracts Purchased	$33,262,109
Foreign Currency Contracts Sold	$68,523,546

Municipal Opportunities Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(992,629)	$—	$—	$—	$—	$—	$(992,629)

Total	$(992,629)	$—	$—	$—	$—	$—	$(992,629)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$152,028	$—	$—	$—	$—	$—	$152,028

Total	$152,028	$—	$—	$—	$—	$—	$152,028

307

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Municipal Opportunities Fund – (continued)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Short	(81)

Municipal Real Return Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on swap contracts(2)	$1,470,826	$—	$—	$—	$—	$—	$1,470,826

Total	$1,470,826	$—	$—	$—	$—	$—	$1,470,826

Liabilities:
Unrealized depreciation on swap contracts(2)	$1,587,655	$—	$—	$—	$—	$—	$1,587,655

Total	$1,587,655	$—	$—	$—	$—	$—	$1,587,655

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$(8,743,275)	$—	$—	$—	$—	$—	$(8,743,275)

Total	$(8,743,275)	$—	$—	$—	$—	$—	$(8,743,275)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$10,070,558	$—	$—	$—	$—	$—	$10,070,558

Total	$10,070,558	$—	$—	$—	$—	$—	$10,070,558

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts	$139,274,083

308

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Quality Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$—	$—	$—	$—	$—	$—
Unrealized appreciation on futures contracts(1)	23,461	—	—	—	—	—	23,461
Unrealized appreciation on swap contracts(2)	—	—	—	—	—	—	—

Total	$23,461	$—	$—	$—	$—	$—	$23,461

Liabilities:
Unrealized depreciation on futures contracts(1)	$329,130	$—	$—	$—	$—	$—	$329,130
Unrealized depreciation on swap contracts(2)	—	—	—	—	—	—	—

Total	$329,130	$—	$—	$—	$—	$—	$329,130

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(5,564)	$—	$—	$—	$—	$—	$(5,564)
Net realized gain (loss) on futures contracts	697,353	—	—	—	—	—	697,353
Net realized gain (loss) on swap contracts	12,584	—	—	—	—	—	12,584

Total	$704,373	$—	$—	$—	$—	$—	$704,373

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$1,441	$—	$—	$—	$—	$—	$1,441
Net change in unrealized appreciation (depreciation) of futures contracts	(312,518)	—	—	—	—	—	(312,518)
Net change in unrealized appreciation (depreciation) of swap contracts	2,697	—	—	—	—	—	2,697

Total	$(308,380)	$—	$—	$—	$—	$—	$(308,380)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	520,000
Futures Contracts Long	62
Futures Contracts Short	(21)
Swap Contracts	$1,900,000

309

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Short Duration Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$750,960	$—	$—	$—	$—	$—	$750,960

Total	$750,960	$—	$—	$—	$—	$—	$750,960

Liabilities:
Unrealized depreciation on futures contracts(1)	$187,772	$—	$—	$—	$—	$—	$187,772

Total	$187,772	$—	$—	$—	$—	$—	$187,772

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(2,832,843)	$—	$—	$—	$—	$—	$(2,832,843)

Total	$(2,832,843)	$—	$—	$—	$—	$—	$(2,832,843)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$819,353	$—	$—	$—	$—	$—	$819,353

Total	$819,353	$—	$—	$—	$—	$—	$819,353

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	519
Futures Contracts Short	(942)

Strategic Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$403	$—	$—	$—	$—	$403
Unrealized appreciation on futures contracts(1)	433,973	31,776	—	—	—	—	465,749
Unrealized appreciation on foreign currency contracts	—	535,671	—	—	—	—	535,671
Unrealized appreciation on swap contracts(2)	220,466	11,513	986,135	—	—	—	1,218,114

Total	$654,439	$579,363	$986,135	$—	$—	$—	$2,219,937

Liabilities:
Unrealized depreciation on futures contracts(1)	$1,670,572	$91,996	$—	$—	$—	$—	$1,762,568
Unrealized depreciation on foreign currency contracts	—	1,692,444	—	—	—	—	1,692,444
Written options, market value	—	—	—	—	—	—	—
Unrealized depreciation on swap contracts(2)	59,140	—	765,131	—	—	—	824,271

Total	$1,729,712	$1,784,440	$765,131	$—	$—	$—	$4,279,283

310

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Strategic Income Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(79,459)	$(110,356)	$—	$—	$—	$—	$(189,815)
Net realized gain (loss) on futures contracts	5,325,051	235,516	—	—	—	—	5,560,567
Net realized gain (loss) on written options contracts	4,699,690	11,057	—	—	—	—	4,710,747
Net realized gain (loss) on swap contracts	980,878	(36,560)	(4,280,461)	1,009,020	—	—	(2,327,123)
Net realized gain (loss) on foreign currency contracts	—	106,370	—	—	—	—	106,370

Total	$10,926,160	$206,027	$(4,280,461)	$1,009,020	$—	$—	$7,860,746

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$915	$100,693	$—	$—	$—	$—	$101,608
Net change in unrealized appreciation (depreciation) of futures contracts	(1,247,901)	(60,220)	—	—	—	—	(1,308,121)
Net change in unrealized appreciation (depreciation) of written options contracts	35,202	—	—	—	—	—	35,202
Net change in unrealized appreciation (depreciation) of swap contracts	305,503	(9,146)	(2,053,564)	—	—	—	(1,757,207)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(316,622)	—	—	—	—	(316,622)

Total	$(906,281)	$(285,295)	$(2,053,564)	$—	$—	$—	$(3,245,140)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	13,699,170
Futures Contracts Long	1,198
Futures Contracts Short	(721)
Written Options Contracts	(93,552,750)
Swap Contracts	$262,100,719
Foreign Currency Contracts Purchased	$56,294,583
Foreign Currency Contracts Sold	$60,184,639

311

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Total Return Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$1,347	$—	$—	$—	$—	$1,347
Unrealized appreciation on futures contracts(1)	2,259,174	—	—	—	—	—	2,259,174
Unrealized appreciation on foreign currency contracts	—	795,032	—	—	—	—	795,032
Unrealized appreciation on swap contracts(2)	866,366	—	3,227,341	—	—	—	4,093,707

Total	$3,125,540	$796,379	$3,227,341	$—	$—	$—	$7,149,260

Liabilities:
Unrealized depreciation on futures contracts(1)	$4,386,808	$—	$—	$—	$—	$—	$4,386,808
Unrealized depreciation on foreign currency contracts	—	1,060,884	—	—	—	—	1,060,884
Unrealized depreciation on swap contracts(2)	17,784	—	2,536,996	—	—	—	2,554,780

Total	$4,404,592	$1,060,884	$2,536,996	$—	$—	$—	$8,002,472

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(369,412)	$(96,686)	$—	$—	$—	$—	$(466,098)
Net realized gain (loss) on futures contracts	1,211,451	—	—	—	—	—	1,211,451
Net realized gain (loss) on written options contracts	2,369,065	32,483	—	—	—	—	2,401,548
Net realized gain (loss) on swap contracts	(3,171,429)	(115,059)	(21,036,799)	—	—	—	(24,323,287)
Net realized gain (loss) on foreign currency contracts	—	(3,998,181)	—	—	—	—	(3,998,181)

Total	$39,675	$(4,177,443)	$(21,036,799)	$—	$—	$—	$(25,174,567)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$24,583	$(61,208)	$—	$—	$—	$—	$(36,625)
Net change in unrealized appreciation (depreciation) of futures contracts	(1,659,887)	—	—	—	—	—	(1,659,887)
Net change in unrealized appreciation (depreciation) of written options contracts	—	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of swap contracts	1,637,915	(66,110)	3,751,307	—	—	—	5,323,112
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	1,078,117	—	—	—	—	1,078,117

Total	$2,611	$950,799	$3,751,307	$—	$—	$—	$4,704,717

312

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Total Return Bond Fund – (continued)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	42,780,152
Futures Contracts Long	3,437
Futures Contracts Short	(2,594)
Written Options Contracts	(300,384,000)
Swap Contracts	$598,172,896
Foreign Currency Contracts Purchased	$33,353,715
Foreign Currency Contracts Sold	$98,248,340

Unconstrained Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$88	$—	$—	$—	$—	$88
Unrealized appreciation on futures contracts(1)	179,312	—	—	—	—	—	179,312
Unrealized appreciation on foreign currency contracts	—	78,054	—	—	—	—	78,054
Unrealized appreciation on swap contracts(2)	47,061	2,509	306,679	—	—	—	356,249

Total	$226,373	$80,651	$306,679	$—	$—	$—	$613,703

Liabilities:
Unrealized depreciation on futures contracts(1)	$159,449	$—	$—	$—	$—	$—	$159,449
Unrealized depreciation on foreign currency contracts	—	174,707	—	—	—	—	174,707
Written options, market value	—	—	—	—	—	—	—
Unrealized depreciation on swap contracts(2)	8,876	—	250,459	—	—	—	259,335

Total	$168,325	$174,707	$250,459	$—	$—	$—	$593,491

313

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Unconstrained Bond Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(34,155)	$(43,636)	$—	$—	$—	$—	$(77,791)
Net realized gain (loss) on futures contracts	(424,701)	—	—	—	—	—	(424,701)
Net realized gain (loss) on written options contracts	886,562	2,455	24,563	—	—	—	913,580
Net realized gain (loss) on swap contracts	(209,292)	(9,916)	(2,676,959)	320,525	—	—	(2,575,642)
Net realized gain (loss) on foreign currency contracts	—	(190,287)	—	—	—	—	(190,287)

Total	$218,414	$(241,384)	$(2,652,396)	$320,525	$—	$—	$(2,354,841)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$1,718	$28,590	$—	$—	$—	$—	$30,308
Net change in unrealized appreciation (depreciation) of futures contracts	15,106	—	—	—	—	—	15,106
Net change in unrealized appreciation (depreciation) of written options contracts	—	—	4,769	—	—	—	4,769
Net change in unrealized appreciation (depreciation) of swap contracts	166,741	(3,001)	(87,199)	—	—	—	76,541
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(1,785)	—	—	—	—	(1,785)

Total	$183,565	$23,804	$(82,430)	$—	$—	$—	$124,939

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	3,365,333
Futures Contracts Long	111
Futures Contracts Short	(236)
Written Options Contracts	(18,345,500)
Swap Contracts	$88,966,567
Foreign Currency Contracts Purchased	$6,881,850
Foreign Currency Contracts Sold	$16,613,172

314

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

World Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$704,400	$2,412,969	$—	$—	$—	$—	$3,117,369
Unrealized appreciation on futures contracts(1)	7,635,373	—	—	—	—	—	7,635,373
Unrealized appreciation on foreign currency contracts	—	48,669,668	—	—	—	—	48,669,668
Unrealized appreciation on swap contracts(2)	3,198,182	—	555,712	—	—	—	3,753,894

Total	$11,537,955	$51,082,637	$555,712	$—	$—	$—	$63,176,304

Liabilities:
Unrealized depreciation on futures contracts(1)	$2,075,365	$—	$—	$—	$—	$—	$2,075,365
Unrealized depreciation on foreign currency contracts	—	27,833,407	—	—	—	—	27,833,407
Written options, market value	116,317	2,234,527	—	—	—	—	2,350,844
Unrealized depreciation on swap contracts(2)	4,026,788	—	1,779,197	—	—	—	5,805,985

Total	$6,218,470	$30,067,934	$1,779,197	$—	$—	$—	$38,065,601

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(174,004)	$(3,006,217)	$(732,692)	$(155,114)	$—	$—	$(4,068,027)
Net realized gain (loss) on futures contracts	(14,206,555)	—	—	—	—	—	(14,206,555)
Net realized gain (loss) on written options contracts	(397,896)	3,003,852	386,424	—	—	—	2,992,380
Net realized gain (loss) on swap contracts	7,712,338	—	(11,725,315)	—	—	—	(4,012,977)
Net realized gain (loss) on foreign currency contracts	—	15,158,517	—	—	—	—	15,158,517

Total	$(7,066,117)	$15,156,152	$(12,071,583)	$(155,114)	$—	$—	$(4,136,662)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$11,565	$(269,183)	$800,101	$—	$—	$—	$542,483
Net change in unrealized appreciation (depreciation) of futures contracts	5,537,846	—	—	—	—	—	5,537,846
Net change in unrealized appreciation (depreciation) of written options contracts	—	(425,938)	(254,216)	—	—	—	(680,154)
Net change in unrealized appreciation (depreciation) of swap contracts	(981,207)	—	(117,528)	—	—	—	(1,098,735)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	9,423,397	—	—	—	—	9,423,397

Total	$4,568,204	$8,728,276	$428,357	$—	$—	$—	$13,724,837

315

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

World Bond Fund – (continued)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	3,318,174,910
Futures Contracts Long	3,303
Futures Contracts Short	(5,278)
Written Options Contracts	(265,146,321)
Swap Contracts	$26,014,204,115
Foreign Currency Contracts Purchased	$1,393,097,193
Foreign Currency Contracts Sold	$2,923,123,746

(1)	Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation (depreciation) on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

f)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of October 31, 2016:

Emerging Markets Local Debt Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$2,839,133	$(3,373,143)
Futures contracts	14,760	(8,073)
Purchased options	594,949	—
Swap contracts	198,012	(249,226)
Written options	—	(353,806)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	3,646,854	(3,984,248)

Derivatives not subject to a MNA	(55,046)	62,366

Total gross amount of assets and liabilities subject to MNA or similar agreements	$3,591,808	$(3,921,882)

316

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Notes to Financial Statements – (continued)

October 31, 2016

Emerging Markets Local Debt Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$416,585	$(219,138)	$—	$(197,447)	$—
Barclays	180,603	(180,603)	—	—	—
BNP Paribas Securities Services	38,089	(38,089)	—	—	—
Citibank NA	795,409	(556,495)	—	—	238,914
Commonwealth Bank of Australia	13,710	(8,930)	—	—	4,780
Credit Agricole	53,187	—	—	—	53,187
Credit Suisse First Boston Corp.	66,499	(17,480)	—	—	49,019
Deutsche Bank Securities, Inc.	67,699	(67,699)	—	—	—
Goldman Sachs & Co.	327,247	(316,961)	—	—	10,286
HSBC Bank USA	65,602	(65,602)	—	—	—
JP Morgan Chase & Co.	232,395	(232,395)	—	—	—
Morgan Stanley	617,891	(617,891)	—	—	—
RBC Dominion Securities, Inc.	15,673	(14,513)	—	—	1,160
RBS Greenwich Capital	169,486	(169,486)	—	—	—
Standard Chartered Bank	326,734	(326,734)	—	—	—
State Street Global Markets LLC	52,188	(52,188)	—	—	—
UBS AG	149,660	(37,800)	—	—	111,860
Westpac International	3,151	—	—	—	3,151

Total	$3,591,808	$(2,922,004)	$—	$(197,447)	$472,357

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(219,138)	$219,138	$—	$—	$—
Barclays	(244,465)	180,603	—	—	(63,862)
BNP Paribas Securities Services	(38,497)	38,089	—	—	(408)
Citibank NA	(556,495)	556,495	—	—	—
Commonwealth Bank of Australia	(8,930)	8,930	—	—	—
Credit Suisse First Boston Corp.	(17,480)	17,480	—	—	—
Deutsche Bank Securities, Inc.	(93,201)	67,699	—	—	(25,502)
Goldman Sachs & Co.	(316,961)	316,961	—	—	—
HSBC Bank USA	(66,138)	65,602	—	—	(536)
JP Morgan Chase & Co.	(258,890)	232,395	—	—	(26,495)
Morgan Stanley	(1,308,156)	617,891	—	29,194	(661,071)
RBC Dominion Securities, Inc.	(14,513)	14,513	—	—	—
RBS Greenwich Capital	(290,528)	169,486	—	—	(121,042)
Standard Chartered Bank	(388,955)	326,734	—	—	(62,221)
State Street Global Markets LLC	(61,735)	52,188	—	—	(9,547)
UBS AG	(37,800)	37,800	—	—	—

Total	$(3,921,882)	$2,922,004	$—	$29,194	$(970,684)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

317

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Notes to Financial Statements – (continued)

October 31, 2016

Floating Rate Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$13,581	$(707,934)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	13,581	(707,934)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$13,581	$(707,934)

Floating Rate Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
HSBC Bank USA	$13,581	$—	$—	$—	$13,581

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Citibank NA	$(707,934)	$—	$—	$—	$(707,934)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Floating Rate High Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$6,790	$(51,296)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	6,790	(51,296)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$6,790	$(51,296)

Floating Rate High Income Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
HSBC Bank USA	$6,790	$—	$—	$—	$6,790

318

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Notes to Financial Statements – (continued)

October 31, 2016

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Citibank NA	$(51,296)	$—	$—	$—	$(51,296)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

High Yield Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$—	$(43,932)
Swap contracts	462,949	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	462,949	(43,932)

Derivatives not subject to a MNA	(462,949)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$(43,932)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Citibank NA	$(43,932)	$—	$—	$—	$(43,932)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Inflation Plus Fund
Derivative Financial Instruments:	Assets	Liabilities
Bond forward contracts	$—	$(112,656)
Foreign currency contracts	947,880	(545,905)
Futures contracts	54,696	(120,360)
Swap contracts	585,712	(186,995)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,588,288	(965,916)

Derivatives not subject to a MNA	(438,288)	120,360

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,150,000	$(845,556)

319

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Notes to Financial Statements – (continued)

October 31, 2016

Inflation Plus Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Citibank NA	$825,110	$(147,550)	$—	$—	$677,560
Credit Suisse First Boston Corp.	13,780	(13,780)	—	—	—
Deutsche Bank Securities, Inc.	208,505	(4,965)	—	—	203,540
Goldman Sachs & Co.	13,197	(13,197)	—	—	—
HSBC Bank USA	53,332	(16,222)	—	—	37,110
RBS Greenwich Capital	7,807	—	—	—	7,807
State Street Global Markets LLC	28,269	(16,588)	—	—	11,681

Total	$1,150,000	$(212,302)	$—	$—	$937,698

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(112,749)	$—	$112,749	$—	$—
Bank of Montreal	(43,764)	—	—	—	(43,764)
Barclays	(82,761)	—	82,761	—	—
BNP Paribas Securities Services	(18,825)	—	—	—	(18,825)
Citibank NA	(147,550)	147,550	—	—	—
Credit Suisse First Boston Corp.	(132,193)	13,780	—	—	(118,413)
Credit Suisse International	(5,232)	—	—	—	(5,232)
Deutsche Bank Securities, Inc.	(4,965)	4,965	—	—	—
Goldman Sachs & Co.	(32,476)	13,197	19,279	—	—
HSBC Bank USA	(16,222)	16,222	—	—	—
Morgan Stanley	(70,359)	—	70,359	—	—
State Street Global Markets LLC	(16,588)	16,588	—	—	—
Toronto-Dominion Bank	(153,009)	—	—	—	(153,009)
UBS AG	(8,863)	—	—	—	(8,863)

Total	$(845,556)	$212,302	$285,148	$—	$(348,106)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Municipal Opportunities Fund
Derivative Financial Instruments:	Assets	Liabilities
Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

320

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Notes to Financial Statements – (continued)

October 31, 2016

Municipal Real Return Fund
Derivative Financial Instruments:	Assets	Liabilities
Swap contracts	$1,470,826	$(1,587,655)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,470,826	(1,587,655)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,470,826	$(1,587,655)

Municipal Real Return Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$115,058	$(115,058)	$—	$—	$—
Barclays	382,444	(25,923)	(270,513)	—	86,008
BNP Paribas Securities Services	405,512	(120,110)	—	(260,000)	25,402
Deutsche Bank Securities, Inc.	246,152	(66,288)	—	—	179,864
JP Morgan Chase & Co.	287,949	(287,949)	—	—	—
Morgan Stanley	33,711	—	—	—	33,711

Total	$1,470,826	$(615,328)	$(270,513)	$(260,000)	$324,985

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(514,139)	$115,058	$—	$399,081	$—
Barclays	(25,923)	25,923	—	—	—
BNP Paribas Securities Services	(120,110)	120,110	—	—	—
Citibank NA	(145,515)	—	—	145,515	—
Deutsche Bank Securities, Inc.	(66,288)	66,288	—	—	—
JP Morgan Chase & Co.	(715,680)	287,949	—	427,731	—

Total	$(1,587,655)	$615,328	$—	$972,327	$—

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Quality Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$23,461	$(329,130)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	23,461	(329,130)

Derivatives not subject to a MNA	(23,461)	329,130

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

321

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Notes to Financial Statements – (continued)

October 31, 2016

Short Duration Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$750,960	$(187,772)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	750,960	(187,772)

Derivatives not subject to a MNA	(750,960)	187,772

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Strategic Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$535,671	$(1,692,444)
Futures contracts	465,749	(1,762,568)
Purchased options	403	—
Swap contracts	7,327,592	(5,367,101)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	8,329,415	(8,822,113)

Derivatives not subject to a MNA	(4,296,070)	2,573,675

Total gross amount of assets and liabilities subject to MNA or similar agreements	$4,033,345	$(6,248,438)

Strategic Income Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$125,067	$(125,067)	$—	$—	$—
Barclays	263,053	(263,053)	—	—	—
BNP Paribas Securities Services	21,702	(273)	—	—	21,429
Citibank NA	123,957	(109,808)	—	—	14,149
Commonwealth Bank of Australia	882	(882)	—	—	—
Credit Suisse First Boston Corp.	254	(254)	—	—	—
Credit Suisse International	1,087,638	(1,087,638)	—	—	—
Deutsche Bank Securities, Inc.	312,805	(22,770)	—	(290,035)	—
Goldman Sachs & Co.	387,837	(387,837)	—	—	—
HSBC Bank USA	1,235	(1,235)	—	—	—
JP Morgan Chase & Co.	724,197	(177,974)	—	(463,000)	83,223
Morgan Stanley	865,999	(865,999)	—	—	—
RBC Dominion Securities, Inc.	52,428	(2,019)	—	—	50,409
RBS Greenwich Capital	23,987	(7,952)	—	—	16,035
Standard Chartered Bank	169	(169)	—	—	—
State Street Global Markets LLC	41,389	—	—	—	41,389
UBS AG	746	(746)	—	—	—

Total	$4,033,345	$(3,053,676)	$—	$(753,035)	$226,634

322

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Notes to Financial Statements – (continued)

October 31, 2016

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(951,446)	$125,067	$268,877	$—	$(557,502)
Bank of Montreal	(225,867)	—	—	—	(225,867)
Barclays	(470,622)	263,053	207,569	—	—
BNP Paribas Securities Services	(273)	273	—	—	—
Citibank NA	(109,808)	109,808	—	—	—
Commonwealth Bank of Australia	(3,523)	882	—	—	(2,641)
Credit Suisse First Boston Corp.	(270)	254	—	—	(16)
Credit Suisse International	(1,477,247)	1,087,638	301,102	—	(88,507)
Deutsche Bank Securities, Inc.	(22,770)	22,770	—	—	—
Goldman Sachs & Co.	(1,305,968)	387,837	918,131	—	—
HSBC Bank USA	(26,343)	1,235	—	—	(25,108)
JP Morgan Chase & Co.	(177,974)	177,974	—	—	—
Morgan Stanley	(1,189,150)	865,999	—	—	(323,151)
RBC Dominion Securities, Inc.	(2,019)	2,019	—	—	—
RBS Greenwich Capital	(7,952)	7,952	—	—	—
Standard Chartered Bank	(2,948)	169	—	—	(2,779)
UBS AG	(274,258)	746	—	95,000	(178,512)

Total	$(6,248,438)	$3,053,676	$1,695,679	$95,000	$(1,404,083)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Total Return Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$795,032	$(1,060,884)
Futures contracts	2,259,174	(4,386,808)
Purchased options	1,347	—
Swap contracts	12,523,432	(13,550,992)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	15,578,985	(18,998,684)

Derivatives not subject to a MNA	(4,791,049)	8,608,227

Total gross amount of assets and liabilities subject to MNA or similar agreements	$10,787,936	$(10,390,457)

323

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Notes to Financial Statements – (continued)

October 31, 2016

Total Return Bond Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$202,411	$(202,411)	$—	$—	$—
Barclays	3,158,004	(114,044)	—	(3,043,960)	—
BNP Paribas Securities Services	61,555	—	—	—	61,555
Citibank NA	608,077	(151,911)	—	(261,000)	195,166
Credit Suisse International	1,508,611	(1,508,611)	—	—	—
Deutsche Bank Securities, Inc.	489,597	(5,606)	—	(483,991)	—
Goldman Sachs & Co.	1,161,244	(1,161,244)	—	—	—
JP Morgan Chase & Co.	373,274	(373,274)	—	—	—
Morgan Stanley	3,166,590	(2,525,104)	—	(641,486)	—
RBS Greenwich Capital	11,942	—	—	—	11,942
State Street Global Markets LLC	46,631	—	—	—	46,631

Total	$10,787,936	$(6,042,205)	$—	$(4,430,437)	$315,294

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(1,317,869)	$202,411	$336,948	$—	$(778,510)
Barclays	(114,044)	114,044	—	—	—
Citibank NA	(151,911)	151,911	—	—	—
Credit Suisse International	(2,587,333)	1,508,611	—	—	(1,078,722)
Deutsche Bank Securities, Inc.	(5,606)	5,606	—	—	—
Goldman Sachs & Co.	(2,924,942)	1,161,244	1,763,698	—	—
HSBC Bank USA	(33,594)	—	—	—	(33,594)
JP Morgan Chase & Co.	(440,688)	373,274	67,414	—	—
Merrill Lynch International	(213,799)	—	—	—	(213,799)
Morgan Stanley	(2,525,104)	2,525,104	—	—	—
UBS AG	(75,567)	—	75,567	—	—

Total	$(10,390,457)	$6,042,205	$2,243,627	$—	$(2,104,625)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Unconstrained Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$78,054	$(174,707)
Futures contracts	179,312	(159,449)
Purchased options	88	—
Swap contracts	1,364,242	(1,298,766)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,621,696	(1,632,922)

Derivatives not subject to a MNA	(436,246)	383,207

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,185,450	$(1,249,715)

324

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Notes to Financial Statements – (continued)

October 31, 2016

Unconstrained Bond Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$14,553	$(14,553)	$—	$—	$—
Barclays	196,763	(10,226)	—	(186,537)	—
BNP Paribas Securities Services	4,513	(3,291)	—	—	1,222
Citibank NA	19,491	(19,491)	—	—	—
Credit Suisse First Boston Corp.	2,404	(1,298)	—	—	1,106
Credit Suisse International	174,156	(174,156)	—	—	—
Deutsche Bank Securities, Inc.	75,197	(4,672)	—	(55,000)	15,525
Goldman Sachs & Co.	93,673	(93,673)	—	—	—
HSBC Bank USA	9,316	(5,585)	—	—	3,731
JP Morgan Chase & Co.	177,830	(24,917)	—	—	152,913
Morgan Stanley	410,445	(387,676)	—	(22,769)	—
RBC Dominion Securities, Inc.	33	—	—	—	33
RBS Greenwich Capital	967	(553)	—	—	414
State Street Global Markets LLC	6,109	(2,898)	—	—	3,211

Total	$1,185,450	$(742,989)	$—	$(264,306)	$178,155

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(160,909)	$14,553	$—	$—	$(146,356)
Bank of Montreal	(7,679)	—	—	—	(7,679)
Barclays	(10,226)	10,226	—	—	—
BNP Paribas Securities Services	(3,291)	3,291	—	—	—
Citibank NA	(36,861)	19,491	—	—	(17,370)
Credit Suisse First Boston Corp.	(1,298)	1,298	—	—	—
Credit Suisse International	(233,742)	174,156	4,234	—	(55,352)
Deutsche Bank Securities, Inc.	(4,672)	4,672	—	—	—
Goldman Sachs & Co.	(272,597)	93,673	178,924	—	—
HSBC Bank USA	(5,585)	5,585	—	—	—
JP Morgan Chase & Co.	(24,917)	24,917	—	—	—
Merrill Lynch International	(13,575)	—	—	—	(13,575)
Morgan Stanley	(387,676)	387,676	—	—	—
RBS Greenwich Capital	(553)	553	—	—	—
Standard Chartered Bank	(639)	—	—	—	(639)
State Street Global Markets LLC	(2,898)	2,898	—	—	—
UBS AG	(82,597)	—	—	75,000	(7,597)

Total	$(1,249,715)	$742,989	$183,158	$75,000	$(248,568)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

325

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Notes to Financial Statements – (continued)

October 31, 2016

World Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$48,669,668	$(27,833,407)
Futures contracts	7,635,373	(2,075,365)
Purchased options	3,117,369	—
Swap contracts	10,076,626	(12,515,970)
Written options	—	(2,350,844)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	69,499,036	(44,775,586)

Derivatives not subject to a MNA	(9,232,513)	7,118,284

Total gross amount of assets and liabilities subject to MNA or similar agreements	$60,266,523	$(37,657,302)

World Bond Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$1,000,732	$(604,459)	$—	$—	$396,273
Bank of Montreal	4,157,743	(2,207,069)	—	—	1,950,674
Barclays	4,351,275	(1,632,739)	—	—	2,718,536
BNP Paribas Securities Services	648,484	(648,484)	—	—	—
Citibank NA	3,019,129	(3,019,129)	—	—	—
Commonwealth Bank of Australia	4,074,210	(493,344)	—	—	3,580,866
Credit Suisse First Boston Corp.	135,446	(135,446)	—	—	—
Credit Suisse International	957,624	(957,624)	—	—	—
Deutsche Bank Securities, Inc.	855,286	(801,487)	—	(53,799)	—
Goldman Sachs & Co.	14,353,467	(6,621,675)	(1,039,002)	—	6,692,790
HSBC Bank USA	1,844,874	(1,748,788)	—	—	96,086
JP Morgan Chase & Co.	13,960,184	(7,128,027)	—	(2,315,000)	4,517,157
Morgan Stanley	2,763,402	(1,933,748)	—	—	829,654
National Australia Bank Limited	630,449	(25,827)	—	—	604,622
RBC Dominion Securities, Inc.	5,074,485	(5,074,485)	—	—	—
RBS Greenwich Capital	207,651	(207,651)	—	—	—
Standard Chartered Bank	429,198	(429,198)	—	—	—
State Street Global Markets LLC	809,432	(744,190)	—	—	65,242
UBS AG	364,491	(310,466)	—	—	54,025
Westpac International	628,961	—	—	—	628,961

Total	$60,266,523	$(34,723,836)	$(1,039,002)	$(2,368,799)	$22,134,886

326

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Notes to Financial Statements – (continued)

October 31, 2016

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(604,459)	$604,459	$—	$—	$—
Bank of Montreal	(2,207,069)	2,207,069	—	—	—
Barclays	(1,632,739)	1,632,739	—	—	—
BNP Paribas Securities Services	(648,584)	648,484	—	—	(100)
Citibank NA	(3,172,764)	3,019,129	—	—	(153,635)
Commonwealth Bank of Australia	(493,344)	493,344	—	—	—
Credit Agricle	(283,359)	—	—	—	(283,359)
Credit Suisse First Boston Corp.	(193,555)	135,446	—	—	(58,109)
Credit Suisse International	(1,209,478)	957,624	—	—	(251,854)
Deutsche Bank Securities, Inc.	(801,487)	801,487	—	—	—
Goldman Sachs & Co.	(6,621,675)	6,621,675	—	—	—
HSBC Bank USA	(1,748,788)	1,748,788	—	—	—
JP Morgan Chase & Co.	(7,128,027)	7,128,027	—	—	—
Morgan Stanley	(1,933,748)	1,933,748	—	—	—
National Australia Bank Limited	(25,827)	25,827	—	—	—
Nomura International	(35,974)	—	—	—	(35,974)
RBC Dominion Securities, Inc.	(6,883,670)	5,074,485	—	—	(1,809,185)
RBS Greenwich Capital	(358,075)	207,651	—	—	(150,424)
Standard Chartered Bank	(525,435)	429,198	—	—	(96,237)
State Street Global Markets LLC	(744,190)	744,190	—	—	—
Toronto-Dominion Bank	(94,589)	—	—	—	(94,589)
UBS AG	(310,466)	310,466	—	—	—

Total	$(37,657,302)	$34,723,836	$—	$—	$(2,933,466)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements.

327

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns, if applicable, of the Fund.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2016. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2016 and October 31, 2015 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2016				For the Year Ended October 31, 2015
Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Tax Return of Capital	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Tax Return of Capital
Emerging Markets Local Debt Fund	$—	$—	$—	$6,069,687	$—	$—	$—	$14,832,158
Floating Rate Fund	—	161,797,699	—	—	—	198,061,840	—	21,709,481
Floating Rate High Income Fund	—	14,774,668	—	860,155	—	23,497,814	3,133,226	4,211,886
High Yield Fund	—	16,100,226	—	—	—	17,589,631	—	89,258
Inflation Plus Fund	—	—	—	—	—	487,150	—	27,826
Municipal Income Fund	287,104	1,520	—	—	75,458	180	—	—
Municipal Opportunities Fund	15,205,643	194,422	—	—	11,534,074	218,269	—	—
Municipal Real Return Fund	4,615,612	26,379	—	—	4,871,021	6,204	—	—
Municipal Short Duration Fund	137,798	482	—	—	31,362	128	—	—
Quality Bond Fund	—	2,265,082	77,262	—	—	520,579	75,092	—
Short Duration Fund	—	14,132,291	—	—	—	12,891,498	1,331,299	—
Strategic Income Fund	—	16,635,463	—	—	—	19,882,298	5,081,698	—
Total Return Bond Fund	—	50,139,442	3,274,787	5,381,516	—	64,332,894	17,437,160	—
Unconstrained Bond Fund	—	2,935,639	—	180,079	—	3,017,996	—	55,488
World Bond Fund	—	—	91,908,297	14,159,746	—	86,731,896	33,840,537	—

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec 852(b)(3)(c).

328

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

As of October 31, 2016, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Unrealized Appreciation (Depreciation) on Investments(2)	Total Accumulated Earnings (Deficit)
Emerging Markets Local Debt Fund	$—	$—	$—	$(28,314,186)	$(1,255,325)	$(29,569,511)
Floating Rate Fund	—	5,020,338	—	(505,909,048)	(107,452,891)	(608,341,601)
Floating Rate High Income Fund	—	—	—	(28,720,298)	(12,872,814)	(41,593,112)
High Yield Fund	—	—	—	(37,726,509)	455,931	(37,270,578)
Inflation Plus Fund	—	5,077,835	—	(60,891,456)	10,483,451	(45,330,170)
Municipal Income Fund	7,426	—	—	(37,059)	346,494	316,861
Municipal Opportunities Fund	429,476	—	—	(26,463,792)	23,531,998	(2,502,318)
Municipal Real Return Fund	62,205	—	—	(32,214,842)	6,873,812	(25,278,825)
Municipal Short Duration Fund	6,238	—	—	(15,308)	109,431	100,361
Quality Bond Fund	—	1,686,844	209,762	—	817,355	2,713,961
Short Duration Fund	—	338,346	—	(4,607,576)	7,103,017	2,833,787
Strategic Income Fund	—	2,251,909	—	(10,652,087)	(2,187,732)	(10,587,910)
Total Return Bond Fund	—	—	—	(248,307)	29,046,003	28,797,696
Unconstrained Bond Fund	—	—	—	(21,652,002)	(555,651)	(22,207,653)
World Bond Fund	—	—	—	(16,247,546)	(32,366,746)	(48,614,292)

(1)	The Funds have capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, Passive Foreign Investment Companies, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2016, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Emerging Markets Local Debt Fund	$(11,693,916)	$(6,329,382)	$18,023,298
Floating Rate Fund	(109,200,925)	(1,348,353)	110,549,278
Floating Rate High Income Fund	(52)	(1,680,790)	1,680,842
High Yield Fund	(762,505)	553,184	209,321
Inflation Plus Fund	(13)	(147,460)	147,473
Municipal Income Fund	—	—	—
Municipal Opportunities Fund	—	—	—
Municipal Real Return Fund	(18,856,445)	13,725	18,842,720
Municipal Short Duration Fund	—	—	—
Quality Bond Fund	1	261,893	(261,894)
Short Duration Fund	—	361,811	(361,811)
Strategic Income Fund	—	1,072,914	(1,072,914)
Total Return Bond Fund	10	(9,361,979)	9,361,969
Unconstrained Bond Fund	—	(402,242)	402,242
World Bond Fund	(23,727,263)	(64,530,058)	88,257,321

e)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years,

329

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2016 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration			Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
Fund	2017	2018	2019
Emerging Markets Local Debt Fund	$—	$—	$—	$258,858	$28,055,328
Floating Rate Fund	272,060,203	—	—	—	233,848,845
Floating Rate High Income Fund	—	—	—	5,551,306	23,168,992
High Yield Fund	18,103,626	—	—	5,960,453	13,662,430
Inflation Plus Fund	—	—	—	13,628,049	47,263,407
Municipal Income Fund	—	—	—	—	37,059
Municipal Opportunities Fund	9,797,063	6,120,720	10,546,009	—	—
Municipal Real Return Fund	16,621,393	6,087,643	1,653,837	—	7,851,969
Municipal Short Duration Fund	—	—	—	2,921	12,387
Short Duration Fund	—	—	—	261,681	4,345,895
Strategic Income Fund	—	—	—	9,439,946	1,212,141
Total Return Bond Fund	—	—	—	—	248,307
Unconstrained Bond Fund	12,172,503	—	—	6,282,376	3,197,123
World Bond Fund	—	—	—	—	16,247,546

The Quality Bond Fund had no capital loss carryforwards for U.S. federal income tax purposes as of October 31, 2016.

During the year ended October 31, 2016, the Municipal Income Fund, Municipal Opportunities Fund, and Municipal Short Duration Fund utilized $28,833, $1,460,974, and $6,374 of prior year capital loss carryforwards, respectively.

During the year ended October 31, 2016, the Floating Rate Fund, High Yield Fund, and Municipal Real Return Fund had expired $109,198,281, $734,446, and $18,856,445 of prior year capital loss carryforwards, respectively.

f)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of October 31, 2016, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

330

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2016; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Emerging Markets Local Debt Fund	1.0000% on first $250 million and;
0.9500% on next $250 million and;
0.9000% on next $4.5 billion and;
0.8975% on next $5 billion and;
0.8950% over $10 billion

Floating Rate Fund	0.6500% on first $500 million and;
0.6000% on next $2 billion and;
0.5900% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Floating Rate High Income Fund	0.7000% on first $500 million and;
0.6500% on next $2 billion and;
0.6400% on next $2.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

High Yield Fund	0.6500% on first $500 million and;
0.6000% on next $500 million and;
0.5950% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Inflation Plus Fund	0.5000% on first $500 million and;
0.4500% on next $500 million and;
0.4450% on next $1.5 billion and;
0.4400% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Municipal Income Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Municipal Opportunities Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Municipal Real Return Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

331

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Fund	Management Fee Rates
Municipal Short Duration Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Quality Bond Fund	0.5000% on first $500 million and;
0.4500% on next $500 million and;
0.4450% on next $1.5 billion and;
0.4400% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Short Duration Fund	0.4500% on first $500 million and;
0.4000% on next $500 million and;
0.3950% on next $1.5 billion and;
0.3900% on next $2.5 billion and;
0.3800% on next $5 billion and;
0.3700% over $10 billion

Strategic Income Fund	0.5500% on first $500 million and;
0.5000% on next $500 million and;
0.4750% on next $1.5 billion and;
0.4650% on next $2.5 billion and;
0.4550% on next $5 billion and;
0.4450% over $10 billion

Total Return Bond Fund	0.4300% on first $500 million and;
0.3800% on next $500 million and;
0.3700% on next $4 billion and;
0.3600% on next $5 billion and;
0.3500% over $10 billion

Unconstrained Bond Fund	0.5500% on first $500 million and;
0.5000% on next $500 million and;
0.4750% on next $1.5 billion and;
0.4650% on next $2.5 billion and;
0.4550% on next $5 billion and;
0.4450% over $10 billion

World Bond Fund	0.7000% on first $250 million and;
0.6500% on next $250 million and;
0.6000% on next $4.5 billion and;
0.5750% on next $5 billion and;
0.5725% on over $10 billion

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of its respective Funds, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Emerging Markets Local Debt Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

332

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Fund	Accounting Services Fee Rates
Floating Rate Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Floating Rate High Income Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

High Yield Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $5 billion

Inflation Plus Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Municipal Income Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Municipal Opportunities Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Municipal Real Return Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion

Municipal Short Duration Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Quality Bond Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Short Duration Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Strategic Income Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Total Return Bond Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Unconstrained Bond Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

World Bond Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

333

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by each Company are allocated to each Fund, as applicable, and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund. As of October 31, 2016, HFMC contractually limited the total operating expenses of each Fund (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) through February 28, 2017 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Emerging Markets Local Debt Fund	1.25%	NA	2.00%	1.00%	1.55%	1.25%	0.95%	NA	0.90%
Floating Rate Fund	1.00%	1.75%	1.75%	0.75%	1.25%	1.00%	0.70%	NA	0.70%
Floating Rate High Income Fund	1.05%	NA	1.80%	0.80%	1.35%	1.05%	0.75%	NA	0.75%
High Yield Fund	1.05%	1.80%	1.80%	0.80%	1.35%	1.05%	0.75%	NA	0.70%
Inflation Plus Fund	0.85%	1.60%	1.60%	0.60%	1.20%	0.90%	0.60%	NA	0.55%
Municipal Income Fund	0.69%	NA	1.44%	0.44%	NA	NA	NA	NA	NA
Municipal Opportunities Fund	0.69%	1.44%	1.44%	0.44%	NA	NA	NA	NA	NA
Municipal Real Return Fund	0.69%	1.44%	1.44%	0.44%	NA	NA	NA	NA	0.44%
Municipal Short Duration Fund	0.69%	NA	1.44%	0.44%	NA	NA	NA	NA	NA
Quality Bond Fund	0.95%	NA	1.70%	0.70%	1.25%	0.95%	0.65%	NA	0.60%
Short Duration Fund	0.85%	1.60%*	1.60%	0.60%	1.15%	0.85%	0.55%	NA	0.55%
Strategic Income Fund	0.95%	1.70%**	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%	0.60%
Total Return Bond Fund	0.87%	1.62%	1.62%	0.62%	1.17%	0.87%	0.57%	0.52%	0.52%
Unconstrained Bond Fund	0.99%	1.74%	1.74%	0.74%	1.29%	0.99%	0.69%	NA	0.69%
World Bond Fund	1.05%	NA	1.80%	0.80%	1.35%	1.05%	0.75%	0.70%	0.70%

*	The reduction in amounts charged in connection with the Short Duration Fund’s Class B Distribution and Service Plan (12b-1) fees that took effect July 1, 2011, in order to comply with applicable Financial Industry Regulatory Authority (“FINRA”) rules, caused the effective limit on net operating expenses attributable to the Short Duration Fund’s Class B shares to be 0.85%.
**	The reduction in amounts charged in connection with the Strategic Income Fund’s Class B Distribution and Service Plan (12b-1) fees that took effect January 1, 2016, in order to comply with applicable FINRA rules, caused the effective limit on net operating expenses attributable the Strategic Income Fund’s Class B shares to be 0.95%.

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2016, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Emerging Markets Local Debt Fund	1.26%	—	2.01%	1.01%	1.56%	1.26%	0.96%	—	0.91%
Floating Rate Fund	1.01%	1.76%	1.74%	0.74%	1.26%	1.01%	0.71%	—	0.66%
Floating Rate High Income Fund	1.07%	—	1.82%	0.82%	1.37%	1.07%	0.77%	—	0.77%
High Yield Fund	1.07%	1.82%	1.82%	0.82%	1.37%	1.07%	0.77%	—	0.72%
Inflation Plus Fund	0.87%	1.62%	1.62%	0.62%	1.22%	0.92%	0.62%	—	0.57%
Municipal Income Fund	0.70%	—	1.45%	0.45%	—	—	—	—	—
Municipal Opportunities Fund	0.70%	1.45%	1.45%	0.45%	—	—	—	—	—
Municipal Real Return Fund	0.70%	1.45%	1.45%	0.45%	—	—	—	—	0.45%
Municipal Short Duration Fund	0.70%	—	1.45%	0.45%	—	—	—	—	—

334

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Notes to Financial Statements – (continued)

October 31, 2016

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Quality Bond Fund	0.96%	—	1.71%	0.71%	1.26%	0.96%	0.66%	—	0.61%
Short Duration Fund	0.86%	0.86%	1.61%	0.57%	1.16%	0.86%	0.56%	—	0.51%
Strategic Income Fund	0.96%	1.11%	1.71%	0.71%	1.26%	0.96%	0.66%	0.61%	0.61%
Total Return Bond Fund	0.87%	1.63%	1.60%	0.61%	1.18%	0.86%	0.56%	0.45%	0.45%
Unconstrained Bond Fund	1.01%	1.76%	1.76%	0.76%	1.31%	1.01%	0.71%	—	0.71%
World Bond Fund	1.07%	—	1.79%	0.81%	1.37%	1.07%	0.77%	0.72%	0.69%

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2016, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Emerging Markets Local Debt Fund	$12,880	$30
Floating Rate Fund	465,729	98,299
Floating Rate High Income Fund	122,753	47,339
High Yield Fund	723,573	9,208
Inflation Plus Fund	170,633	5,876
Municipal Income Fund	85,102	—	*
Municipal Opportunities Fund	892,055	66,351
Municipal Real Return Fund	188,759	9,312
Municipal Short Duration Fund	33,181	—	*
Quality Bond Fund	109,167	2,094
Short Duration Fund	836,540	107,921
Strategic income Fund	319,000	5,689
Total Return Bond Fund	4,077,926	29,849
Unconstrained Bond Fund	22,033	2,827
World Bond Fund	1,419,564	48,430

*	Total CDSC includes Underwriter adjustment credits which may cause negative dollar amounts.

The Board of Directors of each Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, B, C, R3 and R4 shares. Under a Plan, Class A, Class B, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class B Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class B Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class B shares. Effective January 1, 2011, there was a reduction in the amount charged in connection with Short Duration Fund’s Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules, although it is possible that such fees may be increased in the future. Effective January 1, 2016, there was a reduction in the amount charged in connection with Strategic Income Fund’s Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules, although it is possible that such fees may be increased in the future. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company’s Board of Directors may determine.

335

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Notes to Financial Statements – (continued)

October 31, 2016

f)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2016, a portion of each Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Emerging Markets Local Debt Fund	$295
Floating Rate Fund	9,657
Floating Rate High Income Fund	758
High Yield Fund	816
Inflation Plus Fund	1,608
Municipal Income Fund	35
Municipal Opportunities Fund	1,565
Municipal Real Return Fund	414
Municipal Short Duration Fund	40
Quality Bond Fund	275
Short Duration Fund	2,054
Strategic income Fund	975
Total Return Bond Fund	4,733
Unconstrained Bond Fund	217
World Bond Fund	8,679

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets, subject to a cap. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Funds. The amount paid to HASCO can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

For the year ended October 31, 2016, the rate of compensation paid to HASCO for transfer agency services as a percentage of each Fund’s average daily net assets is as follows:

Fund	Percent of Average Daily Net Assets
Emerging Markets Local Debt Fund	0.02%
Floating Rate Fund	0.08%
Floating Rate High Income Fund	0.09%
High Yield Fund	0.17%
Inflation Plus Fund	0.11%
Municipal Income Fund	0.03%
Municipal Opportunities Fund	0.04%
Municipal Real Return Fund	0.05%
Municipal Short Duration Fund	0.02%
Quality Bond Fund	0.03%
Short Duration Fund	0.11%
Strategic Income Fund	0.07%
Total Return Bond Fund	0.08%
Unconstrained Bond Fund	0.15%
World Bond Fund	0.11%

336

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Notes to Financial Statements – (continued)

October 31, 2016

Administrative services fees for third-party recordkeeping services are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2016, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class B	Class C	Class I		Class R3	Class R4	Class R5	Class R6	Class Y
Emerging Markets Local Debt Fund	—	—	—	—		58%	38%	100%	—	—
Floating Rate Fund	—	—	—	—		—	—	—	—	—
Floating Rate High Income Fund	—	—	—	—		—	—	3%	—	—
High Yield Fund	—	—	—	—		—	—	—	—	—
Inflation Plus Fund	—	—	—	—		—	—	—	—	—
Municipal Income Fund	27%	—	87%	—	%*	—	—	—	—	—
Municipal Opportunities Fund	—	—	—	—		—	—	—	—	—
Municipal Real Return Fund	—	—	—	—		—	—	—	—	—
Municipal Short Duration Fund	30%	—	62%	—	%*	—	—	—	—	—
Quality Bond Fund	—	—	—	—		6%	47%	26%	—	—	%*
Short Duration Fund	—	—	—	—		—	—	54%	—	—
Strategic Income Fund	—	—	—	—		—	41%	8%	100%	—
Total Return Bond Fund	—	—	—	—		—	—	—	100%	—
Unconstrained Bond Fund	—	—	—	—		49%	3%	100%	—	—
World Bond Fund	—	—	—	—		—	—	—	—	—

Percentage of Fund by Class:

Fund	Class A		Class B	Class C		Class I		Class R3		Class R4		Class R5		Class R6		Class Y
Emerging Markets Local Debt Fund	—		—	—		—		—	%*	—	%*	—	%*	—		—
Floating Rate Fund	—		—	—		—		—		—		—		—		—
Floating Rate High Income Fund	—		—	—		—		—		—		—	%*	—		—
High Yield Fund	—		—	—		—		—		—		—		—		—
Inflation Plus Fund	—		—	—		—		—		—		—		—		—
Municipal Income Fund	14%		—	14%		—	%*	—		—		—		—		—
Municipal Opportunities Fund	—		—	—		—		—		—		—		—		—
Municipal Real Return Fund	—		—	—		—		—		—		—		—		—
Municipal Short Duration Fund	—	%*	—	—	%*	—	%*	—		—		—		—		—
Quality Bond Fund	—		—	—		—		—	%*	—	%*	—	%*	—		—	%*
Short Duration Fund	—		—	—		—		—		—		—	%*	—		—
Strategic Income Fund	—		—	—		—		—		—	%*	—	%*	—	%*	—
Total Return Bond Fund	—		—	—		—		—		—		—		—	%*	—
Unconstrained Bond Fund	—		—	—		—		—	%*	—	%*	—	%*	—		—
World Bond Fund	—		—	—		—		—		—		—		—		—

*	Percentage rounds to zero.

337

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Notes to Financial Statements – (continued)

October 31, 2016

As of October 31, 2016, the Funds’ shares were owned in aggregate by affiliated fund of funds. Therefore, the Funds may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in each Fund as follows:

Funds	Percentage of Fund*
High Yield Fund	2%
Inflation Plus Fund	11%
Quality Bond Fund	75%
Short Duration Fund	5%
Strategic Income Fund	42%
Total Return Bond Fund	33%
Unconstrained Bond Fund	25%
World Bond Fund	5%

*	Affiliated Funds invest in Class Y shares.

9.	Investment Transactions:

For the year ended October 31, 2016, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Emerging Markets Local Debt Fund	$212,153,307	$300,616,312
Floating Rate Fund	1,518,632,517	2,265,066,912
Floating Rate High Income Fund	225,707,896	274,054,413
High Yield Fund	154,422,156	146,703,561
Inflation Plus Fund	216,879,919	170,342,263
Municipal Income Fund	9,551,434	1,675,363
Municipal Opportunities Fund	411,927,086	131,601,211
Municipal Real Return Fund	34,043,204	33,993,610
Municipal Short Duration Fund	8,821,029	1,818,626
Quality Bond Fund	54,772,034	22,852,599
Short Duration Fund	390,408,001	232,280,278
Strategic Income Fund	165,378,606	161,339,475
Total Return Bond Fund	778,221,245	788,678,828
Unconstrained Bond Fund	25,232,664	34,069,746
World Bond Fund	3,840,122,894	3,680,596,845

338

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Emerging Markets Local Debt Fund	$—	$—
Floating Rate Fund	—	—
Floating Rate High Income Fund	—	—
High Yield Fund	—	—
Inflation Plus Fund	250,734,290	460,930,697
Municipal Income Fund	—	—
Municipal Opportunities Fund	—	—
Municipal Real Return Fund	—	—
Municipal Short Duration Fund	—	—
Quality Bond Fund	113,523,565	68,579,736
Short Duration Fund	111,292,553	104,149,324
Strategic Income Fund	59,592,262	46,650,107
Total Return Bond Fund	250,586,703	254,496,504
Unconstrained Bond Fund	6,936,577	11,081,235
World Bond Fund	346,698,526	347,725,280

Fund	Total Cost of Purchases	Total Sales Proceeds
Emerging Markets Local Debt Fund	$212,153,307	$300,616,312
Floating Rate Fund	1,518,632,517	2,265,066,912
Floating Rate High Income Fund	225,707,896	274,054,413
High Yield Fund	154,422,156	146,703,561
Inflation Plus Fund	467,614,209	631,272,960
Municipal Income Fund	9,551,434	1,675,363
Municipal Opportunities Fund	411,927,086	131,601,211
Municipal Real Return Fund	34,043,204	33,993,610
Municipal Short Duration Fund	8,821,029	1,818,626
Quality Bond Fund	168,295,599	91,432,335
Short Duration Fund	501,700,554	336,429,602
Strategic Income Fund	224,970,868	207,989,582
Total Return Bond Fund	1,028,807,948	1,043,175,332
Unconstrained Bond Fund	32,169,241	45,150,981
World Bond Fund	4,186,821,420	4,028,322,125

For the year ended October 31, 2016, Strategic Income Fund engaged in security transactions with the Multi-Asset Income Fund. These amounted to $13,533,384 in purchases of investments, which are excluded from the above, pursuant to Rule 17a-7 under the Investment Company Act of 1940.

339

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Notes to Financial Statements – (continued)

October 31, 2016

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2016, and the year ended October 31, 2015:

Emerging Markets Local Debt Fund

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	301,069	$2,190,607	143,198	$1,157,588
Shares Issued for Reinvested Dividends	36,021	256,316	45,591	356,831
Shares Redeemed	(383,209)	(2,727,176)	(454,268)	(3,658,896)

Net Increase (Decrease)	(46,119)	(280,253)	(265,479)	(2,144,477)

Class C
Shares Sold	175,462	$1,312,107	24,619	$198,477
Shares Issued for Reinvested Dividends	5,725	41,175	7,605	59,735
Shares Redeemed	(109,708)	(762,599)	(207,059)	(1,688,561)

Net Increase (Decrease)	71,479	590,683	(174,835)	(1,430,349)

Class I
Shares Sold	1,267,549	$9,439,022	417,466	$3,526,657
Shares Issued for Reinvested Dividends	24,140	176,248	46,339	367,629
Shares Redeemed	(494,365)	(3,474,358)	(4,800,399)	(39,520,566)

Net Increase (Decrease)	797,324	6,140,912	(4,336,594)	(35,626,280)

Class R3
Shares Sold	2,399	$16,063	376	$2,889
Shares Issued for Reinvested Dividends	1,087	7,561	11,095	86,120
Shares Redeemed	(239,237)	(1,595,169)	(2)	(13)

Net Increase (Decrease)	(235,751)	(1,571,545)	11,469	88,996

Class R4
Shares Sold	293	$2,074	308	$2,382
Shares Issued for Reinvested Dividends	1,252	8,716	12,017	93,318
Shares Redeemed	(243,340)	(1,622,587)	—	—

Net Increase (Decrease)	(241,795)	(1,611,797)	12,325	95,700

Class R5
Shares Issued for Reinvested Dividends	1,253	$8,690	12,773	$99,231
Shares Redeemed	(243,446)	(1,621,350)	—	—

Net Increase (Decrease)	(242,193)	(1,612,660)	12,773	99,231

Class Y
Shares Sold	12,394,380	$84,973,242	25,352,557	$204,857,829
Shares Issued for Reinvested Dividends	545,522	3,793,736	1,743,319	13,559,430
Shares Redeemed	(26,382,650)	(179,012,491)	(30,584,485)	(235,152,152)

Net Increase (Decrease)	(13,442,748)	(90,245,513)	(3,488,609)	(16,734,893)

Total Net Increase (Decrease)	(13,339,803)	$(88,590,173)	(8,228,950)	$(55,652,072)

340

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Notes to Financial Statements – (continued)

October 31, 2016

Floating Rate Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	19,533,154	$161,879,416	24,521,260	$212,940,115
Shares Issued for Reinvested Dividends	4,400,211	36,372,824	5,677,145	49,210,187
Shares Redeemed	(54,032,332)	(445,282,805)	(62,722,259)	(544,171,583)
Shares converted (from) Class B into Class A	29,633	243,520	110,864	964,794

Net Increase (Decrease)	(30,069,334)	(246,787,045)	(32,412,990)	(281,056,487)

Class B
Shares Sold	21,834	$180,042	33,810	$291,997
Shares Issued for Reinvested Dividends	20,358	167,554	44,374	384,692
Shares Redeemed	(527,261)	(4,350,713)	(1,129,048)	(9,800,998)
Shares converted (from) Class B into Class A	(29,682)	(243,520)	(111,034)	(964,794)

Net Increase (Decrease)	(514,751)	(4,246,637)	(1,161,898)	(10,089,103)

Class C
Shares Sold	7,526,901	$62,343,007	10,173,038	$88,299,036
Shares Issued for Reinvested Dividends	4,654,346	38,426,524	5,688,167	49,243,475
Shares Redeemed	(44,878,601)	(369,212,899)	(55,925,951)	(484,762,751)

Net Increase (Decrease)	(32,697,354)	(268,443,368)	(40,064,746)	(347,220,240)

Class I
Shares Sold	60,508,586	$502,721,539	61,465,508	$535,353,344
Shares Issued for Reinvested Dividends	6,218,348	51,490,853	8,181,766	70,989,536
Shares Redeemed	(97,777,038)	(802,851,504)	(129,552,816)	(1,126,122,563)

Net Increase (Decrease)	(31,050,104)	(248,639,112)	(59,905,542)	(519,779,683)

Class R3
Shares Sold	310,576	$2,586,028	927,502	$8,103,048
Shares Issued for Reinvested Dividends	49,261	407,797	64,904	563,970
Shares Redeemed	(752,182)	(6,225,546)	(1,386,409)	(12,124,357)

Net Increase (Decrease)	(392,345)	(3,231,721)	(394,003)	(3,457,339)

Class R4
Shares Sold	182,748	$1,510,970	203,055	$1,765,555
Shares Issued for Reinvested Dividends	29,466	243,939	28,749	248,822
Shares Redeemed	(291,006)	(2,408,597)	(444,166)	(3,849,245)

Net Increase (Decrease)	(78,792)	(653,688)	(212,362)	(1,834,868)

Class R5
Shares Sold	33,349	$274,836	84,013	$732,228
Shares Issued for Reinvested Dividends	10,560	87,030	14,136	122,449
Shares Redeemed	(152,969)	(1,267,699)	(185,796)	(1,616,417)

Net Increase (Decrease)	(109,060)	(905,833)	(87,647)	(761,740)

Class Y
Shares Sold	15,853,480	$130,607,308	27,366,958	$237,149,585
Shares Issued for Reinvested Dividends	1,326,122	10,964,795	1,617,420	13,994,457
Shares Redeemed	(27,483,350)	(225,200,612)	(28,148,422)	(243,267,304)

Net Increase (Decrease)	(10,303,748)	(83,628,509)	835,956	7,876,738

Total Net Increase (Decrease)	(105,215,488)	$(856,535,913)	(133,403,232)	$(1,156,322,722)

341

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Notes to Financial Statements – (continued)

October 31, 2016

Floating Rate High Income Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	4,678,693	$44,332,723	6,418,254	$64,703,495
Shares Issued for Reinvested Dividends	595,241	5,585,239	1,064,334	10,654,628
Shares Redeemed	(6,758,565)	(62,978,984)	(11,544,097)	(115,478,650)

Net Increase (Decrease)	(1,484,631)	(13,061,022)	(4,061,509)	(40,120,527)

Class C
Shares Sold	1,185,395	$11,227,965	2,444,760	$24,666,587
Shares Issued for Reinvested Dividends	396,086	3,715,593	613,802	6,143,653
Shares Redeemed	(3,491,523)	(32,714,236)	(3,900,528)	(39,095,916)

Net Increase (Decrease)	(1,910,042)	(17,770,678)	(841,966)	(8,285,676)

Class I
Shares Sold	11,118,195	$106,585,842	11,957,426	$121,072,578
Shares Issued for Reinvested Dividends	604,682	5,684,351	1,230,329	12,331,294
Shares Redeemed	(11,707,004)	(108,663,587)	(17,405,605)	(174,295,762)

Net Increase (Decrease)	15,873	3,606,606	(4,217,850)	(40,891,890)

Class R3
Shares Sold	4,483	$41,845	16,479	$164,418
Shares Issued for Reinvested Dividends	1,109	10,333	15,111	151,211
Shares Redeemed	(57,310)	(529,145)	(221,642)	(2,136,115)

Net Increase (Decrease)	(51,718)	(476,967)	(190,052)	(1,820,486)

Class R4
Shares Sold	3,044	$28,751	2,972	$29,814
Shares Issued for Reinvested Dividends	2,572	24,131	17,761	177,349
Shares Redeemed	(255,566)	(2,346,980)	(5,558)	(54,404)

Net Increase (Decrease)	(249,950)	(2,294,098)	15,175	152,759

Class R5
Shares Sold	54,777	$513,912	37,737	$376,537
Shares Issued for Reinvested Dividends	3,339	31,485	18,148	181,029
Shares Redeemed	(292,578)	(2,685,878)	(2)	(20)

Net Increase (Decrease)	(234,462)	(2,140,481)	55,883	557,546

Class Y
Shares Sold	241,947	$2,361,937	227,997	$2,221,146
Shares Issued for Reinvested Dividends	19,362	181,204	66,263	665,189
Shares Redeemed	(279,151)	(2,583,588)	(1,034,144)	(10,510,147)

Net Increase (Decrease)	(17,842)	(40,447)	(739,884)	(7,623,812)

Total Net Increase (Decrease)	(3,932,772)	$(32,177,087)	(9,980,203)	$(98,032,086)

342

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

High Yield Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	9,731,805	$69,118,217	11,756,228	$86,660,217
Shares Issued for Reinvested Dividends	1,560,436	10,983,338	1,545,148	11,457,361
Shares Redeemed	(11,729,734)	(82,459,290)	(13,173,616)	(98,187,449)
Shares converted (from) Class B into Class A	39,175	273,162	62,806	467,338

Net Increase (Decrease)	(398,318)	(2,084,573)	190,566	397,467

Class B
Shares Sold	21,471	$149,501	9,692	$71,339
Shares Issued for Reinvested Dividends	12,867	89,394	22,248	164,193
Shares Redeemed	(247,205)	(1,724,751)	(252,063)	(1,860,547)
Shares converted (from) Class B into Class A	(39,423)	(273,162)	(63,147)	(467,338)

Net Increase (Decrease)	(252,290)	(1,759,018)	(283,270)	(2,092,353)

Class C
Shares Sold	1,497,262	$10,451,677	2,580,674	$19,200,594
Shares Issued for Reinvested Dividends	336,208	2,356,009	387,356	2,863,332
Shares Redeemed	(2,909,501)	(20,174,013)	(5,906,989)	(43,790,819)

Net Increase (Decrease)	(1,076,031)	(7,366,327)	(2,938,959)	(21,726,893)

Class I
Shares Sold	6,452,685	$45,660,350	3,833,501	$28,593,094
Shares Issued for Reinvested Dividends	196,972	1,399,100	221,668	1,656,568
Shares Redeemed	(5,822,291)	(40,916,714)	(5,857,575)	(43,863,192)

Net Increase (Decrease)	827,366	6,142,736	(1,802,406)	(13,613,530)

Class R3
Shares Sold	164,463	$1,130,943	61,802	$459,488
Shares Issued for Reinvested Dividends	18,368	129,187	13,339	98,775
Shares Redeemed	(54,102)	(374,159)	(94,102)	(706,559)

Net Increase (Decrease)	128,729	885,971	(18,961)	(148,296)

Class R4
Shares Sold	1,901,488	$13,595,173	61,371	$455,620
Shares Issued for Reinvested Dividends	11,285	79,945	8,268	61,188
Shares Redeemed	(1,874,583)	(13,579,358)	(54,874)	(403,804)

Net Increase (Decrease)	38,190	95,760	14,765	113,004

Class R5
Shares Sold	28,430	$198,010	16,621	$123,496
Shares Issued for Reinvested Dividends	3,996	28,165	3,405	25,173
Shares Redeemed	(9,469)	(65,466)	(19,602)	(143,676)

Net Increase (Decrease)	22,957	160,709	424	4,993

Class Y
Shares Sold	181,803	$1,263,847	1,260,144	$9,375,101
Shares Issued for Reinvested Dividends	57,850	406,388	55,364	410,394
Shares Redeemed	(227,684)	(1,606,185)	(1,328,755)	(9,855,457)

Net Increase (Decrease)	11,969	64,050	(13,247)	(69,962)

Total Net Increase (Decrease)	(697,428)	$(3,860,692)	(4,851,088)	$(37,135,570)

343

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Inflation Plus Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,658,689	$17,868,560	2,172,503	$23,229,608
Shares Issued for Reinvested Dividends	—	—	15,924	169,456
Shares Redeemed	(5,312,064)	(57,016,347)	(9,417,336)	(100,608,799)
Shares converted (from) Class B into Class A	76,593	819,591	58,516	626,146

Net Increase (Decrease)	(3,576,782)	(38,328,196)	(7,170,393)	(76,583,589)

Class B
Shares Sold	7,917	$81,225	5,999	$61,437
Shares Issued for Reinvested Dividends	—	—	286	2,950
Shares Redeemed	(460,553)	(4,762,064)	(528,222)	(5,461,537)
Shares converted (from) Class B into Class A	(79,738)	(819,591)	(60,514)	(626,146)

Net Increase (Decrease)	(532,374)	(5,500,430)	(582,451)	(6,023,296)

Class C
Shares Sold	417,967	$4,304,006	523,858	$5,409,507
Shares Issued for Reinvested Dividends	—	—	4,082	42,084
Shares Redeemed	(4,095,445)	(42,184,919)	(5,988,706)	(61,897,091)

Net Increase (Decrease)	(3,677,478)	(37,880,913)	(5,460,766)	(56,445,500)

Class I
Shares Sold	2,013,674	$22,115,864	1,939,151	$21,032,744
Shares Issued for Reinvested Dividends	—	—	4,537	48,958
Shares Redeemed	(2,369,861)	(25,890,477)	(4,341,804)	(47,076,441)

Net Increase (Decrease)	(356,187)	(3,774,613)	(2,398,116)	(25,994,739)

Class R3
Shares Sold	551,017	$5,829,114	760,259	$8,018,831
Shares Issued for Reinvested Dividends	—	—	2,455	25,803
Shares Redeemed	(1,263,243)	(13,345,134)	(1,397,145)	(14,704,591)

Net Increase (Decrease)	(712,226)	(7,516,020)	(634,431)	(6,659,957)

Class R4
Shares Sold	387,202	$4,143,421	494,580	$5,287,298
Shares Issued for Reinvested Dividends	—	—	888	9,447
Shares Redeemed	(788,301)	(8,418,049)	(771,113)	(8,236,319)

Net Increase (Decrease)	(401,099)	(4,274,628)	(275,645)	(2,939,574)

Class R5
Shares Sold	106,820	$1,171,368	185,914	$2,009,264
Shares Issued for Reinvested Dividends	—	—	281	3,027
Shares Redeemed	(244,548)	(2,669,709)	(304,508)	(3,291,759)

Net Increase (Decrease)	(137,728)	(1,498,341)	(118,313)	(1,279,468)

Class Y
Shares Sold	2,783,671	$30,330,685	1,865,717	$20,282,792
Shares Issued for Reinvested Dividends	—	—	14,463	156,200
Shares Redeemed	(12,146,549)	(129,623,263)	(4,641,661)	(50,391,110)

Net Increase (Decrease)	(9,362,878)	(99,292,578)	(2,761,481)	(29,952,118)

Total Net Increase (Decrease)	(18,756,752)	$(198,065,719)	(19,401,596)	$(205,878,241)

344

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Municipal Income Fund
	For the Year Ended October 31, 2016		For the Period Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A(1)
Shares Sold	721,556	$7,497,858	314,934	$3,148,910
Shares Issued for Reinvested Dividends	11,868	123,308	2,109	21,116
Shares Redeemed	(77,173)	(803,466)	(12,266)	(123,027)

Net Increase (Decrease)	656,251	6,817,700	304,777	3,046,999

Class C(1)
Shares Sold	54,676	$569,025	250,001	$2,500,010
Shares Issued for Reinvested Dividends	3,560	36,875	1,115	11,155
Shares Redeemed	(15,836)	(164,815)	—	—

Net Increase (Decrease)	42,400	441,085	251,116	2,511,165

Class I(1)
Shares Sold	94,138	$981,828	501,867	$5,018,760
Shares Issued for Reinvested Dividends	12,387	128,308	4,332	43,367
Shares Redeemed	(18,684)	(192,097)	—	—

Net Increase (Decrease)	87,841	918,039	506,199	5,062,127

Total Net Increase (Decrease)	786,492	$8,176,824	1,062,092	$10,620,291

(1) Commenced operations on May 29, 2015.

Municipal Opportunities Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	14,582,818	$126,868,821	7,214,484	$61,554,119
Shares Issued for Reinvested Dividends	662,308	5,774,891	621,917	5,300,768
Shares Redeemed	(7,520,309)	(65,536,354)	(5,532,013)	(47,087,797)
Shares converted (from) Class B into Class A	4,490	39,007	1,232	10,413

Net Increase (Decrease)	7,729,307	67,146,365	2,305,620	19,777,503

Class B
Shares Sold	4,241	$36,686	10,050	$86,461
Shares Issued for Reinvested Dividends	2,744	23,839	5,433	46,276
Shares Redeemed	(175,910)	(1,532,366)	(107,070)	(911,664)
Shares converted (from) Class B into Class A	(4,495)	(39,007)	(1,234)	(10,413)

Net Increase (Decrease)	(173,420)	(1,510,848)	(92,821)	(789,340)

Class C
Shares Sold	5,507,746	$47,992,016	2,551,806	$21,797,097
Shares Issued for Reinvested Dividends	189,530	1,653,633	192,431	1,641,079
Shares Redeemed	(2,424,788)	(21,167,464)	(1,979,118)	(16,877,974)

Net Increase (Decrease)	3,272,488	28,478,185	765,119	6,560,202

345

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Municipal Opportunities Fund – (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares Sold	26,049,402	$227,224,922	12,638,263	$107,875,352
Shares Issued for Reinvested Dividends	576,540	5,044,556	320,340	2,735,106
Shares Redeemed	(7,299,417)	(63,856,106)	(5,445,264)	(46,364,758)

Net Increase (Decrease)	19,326,525	168,413,372	7,513,339	64,245,700

Total Net Increase (Decrease)	30,154,900	$262,527,074	10,491,257	$89,794,065

Municipal Real Return Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,426,069	$22,451,815	1,907,256	$17,811,740
Shares Issued for Reinvested Dividends	286,045	2,654,380	307,261	2,850,442
Shares Redeemed	(3,216,468)	(29,780,234)	(2,753,766)	(25,643,479)
Shares converted (from) Class B into Class A	8,460	78,852	1,741	16,156

Net Increase (Decrease)	(495,894)	(4,595,187)	(537,508)	(4,965,141)

Class B
Shares Sold	176	$1,612	4,741	$43,871
Shares Issued for Reinvested Dividends	1,298	11,911	2,487	22,896
Shares Redeemed	(47,844)	(439,271)	(74,791)	(688,211)
Shares converted (from) Class B into Class A	(8,542)	(78,852)	(1,758)	(16,156)

Net Increase (Decrease)	(54,912)	(504,600)	(69,321)	(637,600)

Class C
Shares Sold	267,711	$2,455,745	385,760	$3,581,759
Shares Issued for Reinvested Dividends	44,480	410,223	50,381	464,655
Shares Redeemed	(561,534)	(5,172,580)	(809,821)	(7,491,003)

Net Increase (Decrease)	(249,343)	(2,306,612)	(373,680)	(3,444,589)

Class I
Shares Sold	2,096,540	$19,526,470	973,619	$9,003,071
Shares Issued for Reinvested Dividends	53,522	498,244	41,444	385,605
Shares Redeemed	(1,209,176)	(11,244,171)	(1,078,269)	(10,067,050)

Net Increase (Decrease)	940,886	8,780,543	(63,206)	(678,374)

Class Y
Shares Sold	3,908	$35,940	7,913	$73,630
Shares Issued for Reinvested Dividends	50,021	462,494	53,823	497,931
Shares Redeemed	(193,696)	(1,791,775)	(276,061)	(2,562,145)

Net Increase (Decrease)	(139,767)	(1,293,341)	(214,325)	(1,990,584)

Total Net Increase (Decrease)	970	$80,803	(1,258,040)	$(11,716,288)

346

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Municipal Short Duration Fund
	For the Year Ended October 31, 2016		For the Period Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A(1)
Shares Sold	742,256	$7,480,644	422,006	$4,223,773
Shares Issued for Reinvested Dividends	6,456	65,194	1,005	10,081
Shares Redeemed	(314,000)	(3,165,925)	(26,032)	(261,642)

Net Increase (Decrease)	434,712	4,379,913	396,979	3,972,212

Class C(1)
Shares Sold	139,144	$1,399,350	312,187	$3,123,664
Shares Issued for Reinvested Dividends	808	8,160	73	727
Shares Redeemed	(48,309)	(487,603)	(238)	(2,379)

Net Increase (Decrease)	91,643	919,907	312,022	3,122,012

Class I(1)
Shares Sold	88,495	$895,354	505,604	$5,056,260
Shares Issued for Reinvested Dividends	6,429	64,918	2,062	20,682
Shares Redeemed	(15,720)	(158,613)	—	—

Net Increase (Decrease)	79,204	801,659	507,666	5,076,942

Total Net Increase (Decrease)	605,559	$6,101,479	1,216,667	$12,171,166

(1) Commenced operations on May 29, 2015.

Quality Bond Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,269,793	$13,013,991	451,725	$4,605,653
Shares Issued for Reinvested Dividends	24,416	250,322	17,906	181,810
Shares Redeemed	(1,041,169)	(10,619,864)	(180,529)	(1,835,642)

Net Increase (Decrease)	253,040	2,644,449	289,102	2,951,821

Class C
Shares Sold	360,632	$3,665,875	95,549	$969,710
Shares Issued for Reinvested Dividends	3,654	37,115	3,353	33,865
Shares Redeemed	(227,606)	(2,293,625)	(41,884)	(424,125)

Net Increase (Decrease)	136,680	1,409,365	57,018	579,450

Class I
Shares Sold	1,466,870	$15,092,350	11,592	$118,698
Shares Issued for Reinvested Dividends	14,200	146,780	4,708	47,873
Shares Redeemed	(521,238)	(5,341,409)	(318)	(3,256)

Net Increase (Decrease)	959,832	9,897,721	15,982	163,315

347

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Quality Bond Fund – (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	18,699	$191,474	—	$—
Shares Issued for Reinvested Dividends	1,650	16,690	3,405	34,474
Shares Redeemed	(205,986)	(2,069,904)	—	—

Net Increase (Decrease)	(185,637)	(1,861,740)	3,405	34,474

Class R4
Shares Sold	1,220	$12,500	—	$—
Shares Issued for Reinvested Dividends	1,621	16,403	3,943	40,012
Shares Redeemed	(206,713)	(2,081,164)	—	—

Net Increase (Decrease)	(203,872)	(2,052,261)	3,943	40,012

Class R5
Shares Sold	3,246	$33,631	—	$—
Shares Issued for Reinvested Dividends	1,717	17,401	4,500	45,747
Shares Redeemed	(208,186)	(2,099,992)	—	—

Net Increase (Decrease)	(203,223)	(2,048,960)	4,500	45,747

Class Y
Shares Sold	10,074,103	$102,128,002	—	$—
Shares Issued for Reinvested Dividends	179,790	1,851,968	20,664	210,236
Shares Redeemed	(2,133,567)	(21,772,108)	—	—

Net Increase (Decrease)	8,120,326	82,207,862	20,664	210,236

Total Net Increase (Decrease)	8,877,146	$90,196,436	394,614	$4,025,055

Short Duration Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	28,620,804	$280,542,101	19,935,942	$196,481,956
Shares Issued for Reinvested Dividends	828,535	8,139,754	814,487	8,025,170
Shares Redeemed	(23,744,996)	(232,955,793)	(20,343,245)	(200,636,994)
Shares converted (from) Class B into Class A	49,280	482,829	104,899	1,033,751

Net Increase (Decrease)	5,753,623	56,208,891	512,083	4,903,883

Class B
Shares Sold	85,977	$845,123	137,624	$1,361,571
Shares Issued for Reinvested Dividends	5,642	55,629	9,654	95,574
Shares Redeemed	(253,423)	(2,497,182)	(244,888)	(2,427,402)
Shares converted (from) Class B into Class A	(49,014)	(482,829)	(104,351)	(1,033,751)

Net Increase (Decrease)	(210,818)	(2,079,259)	(201,961)	(2,004,008)

Class C
Shares Sold	6,380,031	$62,374,463	5,563,812	$54,801,580
Shares Issued for Reinvested Dividends	113,369	1,113,094	130,161	1,281,996
Shares Redeemed	(6,046,343)	(59,182,231)	(6,372,618)	(62,819,850)

Net Increase (Decrease)	447,057	4,305,326	(678,645)	(6,736,274)

348

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Short Duration Fund – (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares Sold	18,353,992	$180,233,428	8,081,204	$79,818,854
Shares Issued for Reinvested Dividends	242,826	2,391,275	206,407	2,038,854
Shares Redeemed	(12,336,026)	(121,286,816)	(16,368,747)	(161,725,868)

Net Increase (Decrease)	6,260,792	61,337,887	(8,081,136)	(79,868,160)

Class R3
Shares Sold	30,704	$298,280	33,836	$332,733
Shares Issued for Reinvested Dividends	1,331	13,029	1,270	12,455
Shares Redeemed	(24,521)	(240,284)	(13,157)	(129,314)

Net Increase (Decrease)	7,514	71,025	21,949	215,874

Class R4
Shares Sold	10,091	$98,052	7,926	$77,994
Shares Issued for Reinvested Dividends	919	9,014	1,402	13,807
Shares Redeemed	(13,186)	(128,994)	(40,920)	(402,387)

Net Increase (Decrease)	(2,176)	(21,928)	(31,592)	(310,586)

Class R5
Shares Sold	9,673	$95,351	50	$495
Shares Issued for Reinvested Dividends	288	2,830	247	2,426
Shares Redeemed	(153)	(1,523)	(2)	(23)

Net Increase (Decrease)	9,808	96,658	295	2,898

Class Y
Shares Sold	4,496,999	$43,644,792	634,680	$6,260,925
Shares Issued for Reinvested Dividends	85,571	839,401	16,703	164,180
Shares Redeemed	(800,270)	(7,853,460)	(310,449)	(3,051,937)

Net Increase (Decrease)	3,782,300	36,630,733	340,934	3,373,168

Total Net Increase (Decrease)	16,048,100	$156,549,333	(8,118,073)	$(80,423,205)

Strategic Income Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,430,175	$20,754,361	2,791,470	$24,672,491
Shares Issued for Reinvested Dividends	558,593	4,753,884	943,479	8,311,867
Shares Redeemed	(3,810,905)	(32,465,530)	(4,760,856)	(42,045,998)
Shares converted (from) Class B into Class A	36,431	314,282	11,715	102,608

Net Increase (Decrease)	(785,706)	(6,643,003)	(1,014,192)	(8,959,032)

Class B
Shares Sold	6,748	$58,946	15,858	$142,122
Shares Issued for Reinvested Dividends	12,608	107,205	32,189	284,064
Shares Redeemed	(203,103)	(1,740,003)	(249,477)	(2,195,154)
Shares converted (from) Class B into Class A	(36,379)	(314,282)	(11,715)	(102,608)

Net Increase (Decrease)	(220,126)	(1,888,134)	(213,145)	(1,871,576)

349

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Strategic Income Fund – (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class C
Shares Sold	937,130	$8,017,893	990,476	$8,814,998
Shares Issued for Reinvested Dividends	285,373	2,431,645	597,932	5,281,705
Shares Redeemed	(2,899,897)	(24,614,275)	(3,218,708)	(28,343,332)

Net Increase (Decrease)	(1,677,394)	(14,164,737)	(1,630,300)	(14,246,629)

Class I
Shares Sold	1,728,431	$14,983,812	1,223,319	$10,906,040
Shares Issued for Reinvested Dividends	119,688	1,024,437	258,336	2,289,738
Shares Redeemed	(1,697,787)	(14,479,582)	(3,300,155)	(29,242,204)

Net Increase (Decrease)	150,332	1,528,667	(1,818,500)	(16,046,426)

Class R3
Shares Sold	6,439	$54,119	14,778	$130,366
Shares Issued for Reinvested Dividends	1,292	10,952	1,744	15,289
Shares Redeemed	(14,007)	(120,115)	(2,633)	(22,607)

Net Increase (Decrease)	(6,276)	(55,044)	13,889	123,048

Class R4
Shares Sold	11,208	$95,132	5,911	$52,479
Shares Issued for Reinvested Dividends	979	8,341	1,054	9,245
Shares Redeemed	(7,154)	(61,556)	(555)	(4,808)

Net Increase (Decrease)	5,033	41,917	6,410	56,916

Class R5
Shares Sold	21,555	$179,293	21,841	$192,311
Shares Issued for Reinvested Dividends	2,124	18,141	1,351	11,768
Shares Redeemed	(12,437)	(109,572)	(185)	(1,586)

Net Increase (Decrease)	11,242	87,862	23,007	202,493

Class R6
Shares Sold	—	$—	1,079	$10,000
Shares Issued for Reinvested Dividends	53	452	75	663

Net Increase (Decrease)	53	452	1,154	10,663

Class Y
Shares Sold	10,497,534	$87,482,620	3,071,591	$27,327,001
Shares Issued for Reinvested Dividends	917,538	7,800,015	876,389	7,705,821
Shares Redeemed	(5,730,541)	(49,168,072)	(3,081,561)	(27,010,531)

Net Increase (Decrease)	5,684,531	46,114,563	866,419	8,022,291

Total Net Increase (Decrease)	3,161,689	$25,022,543	(3,765,258)	$(32,708,252)

350

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Total Return Bond Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	22,706,372	$235,132,539	15,822,804	$165,479,638
Shares Issued for Reinvested Dividends	1,987,703	20,606,042	2,546,025	26,659,013
Shares Redeemed	(15,459,224)	(160,792,799)	(9,412,518)	(98,452,494)
Shares converted (from) Class B into Class A	90,823	935,733	187,748	1,966,981

Net Increase (Decrease)	9,325,674	95,881,515	9,144,059	95,653,138

Class B
Shares Sold	58,556	$600,491	50,198	$520,841
Shares Issued for Reinvested Dividends	15,488	158,521	55,829	580,796
Shares Redeemed	(590,476)	(6,069,898)	(704,109)	(7,323,974)
Shares converted (from) Class B into Class A	(91,549)	(935,733)	(189,234)	(1,966,981)

Net Increase (Decrease)	(607,981)	(6,246,619)	(787,316)	(8,189,318)

Class C
Shares Sold	2,129,125	$22,067,428	1,239,932	$13,019,484
Shares Issued for Reinvested Dividends	134,454	1,395,050	224,496	2,355,009
Shares Redeemed	(1,745,773)	(18,115,344)	(1,524,371)	(15,966,653)

Net Increase (Decrease)	517,806	5,347,134	(59,943)	(592,160)

Class I
Shares Sold	11,869,848	$124,707,572	1,739,972	$18,273,483
Shares Issued for Reinvested Dividends	109,325	1,140,101	70,060	733,181
Shares Redeemed	(3,183,267)	(33,264,213)	(651,643)	(6,799,361)

Net Increase (Decrease)	8,795,906	92,583,460	1,158,389	12,207,303

Class R3
Shares Sold	131,737	$1,396,140	114,325	$1,219,266
Shares Issued for Reinvested Dividends	13,760	145,018	24,605	262,521
Shares Redeemed	(180,267)	(1,897,346)	(177,425)	(1,896,607)

Net Increase (Decrease)	(34,770)	(356,188)	(38,495)	(414,820)

Class R4
Shares Sold	290,133	$3,053,938	233,836	$2,474,405
Shares Issued for Reinvested Dividends	41,169	433,590	64,710	689,053
Shares Redeemed	(383,382)	(4,023,093)	(307,733)	(3,266,190)

Net Increase (Decrease)	(52,080)	(535,565)	(9,187)	(102,732)

Class R5
Shares Sold	25,337	$265,391	67,533	$720,111
Shares Issued for Reinvested Dividends	4,494	47,343	5,241	55,732
Shares Redeemed	(27,654)	(295,184)	(26,562)	(282,633)

Net Increase (Decrease)	2,177	17,550	46,212	493,210

Class R6
Shares Sold	—	$—	920	$10,000
Shares Issued for Reinvested Dividends	32	332	43	460

Net Increase (Decrease)	32	332	963	10,460

351

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Total Return Bond Fund – (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	7,199,633	$75,092,525	21,140,633	$225,627,199
Shares Issued for Reinvested Dividends	3,240,439	34,102,358	4,624,687	49,178,640
Shares Redeemed	(19,119,583)	(199,817,363)	(12,470,486)	(132,684,840)

Net Increase (Decrease)	(8,679,511)	(90,622,480)	13,294,834	142,120,999

Total Net Increase (Decrease)	9,267,253	$96,069,139	22,749,516	$241,186,080

Unconstrained Bond Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	264,898	$2,507,183	332,550	$3,296,159
Shares Issued for Reinvested Dividends	185,602	1,755,832	182,093	1,791,570
Shares Redeemed	(1,373,035)	(12,993,284)	(1,620,505)	(15,985,961)
Shares converted (from) Class B into Class A	9,144	86,646	7,753	76,633

Net Increase (Decrease)	(913,391)	(8,643,623)	(1,098,109)	(10,821,599)

Class B
Shares Sold	110	$1,039	6,234	$62,274
Shares Issued for Reinvested Dividends	2,468	23,334	3,116	30,684
Shares Redeemed	(52,376)	(496,129)	(76,501)	(758,832)
Shares converted (from) Class B into Class A	(9,147)	(86,646)	(7,754)	(76,633)

Net Increase (Decrease)	(58,945)	(558,402)	(74,905)	(742,507)

Class C
Shares Sold	197,472	$1,871,919	297,180	$2,934,674
Shares Issued for Reinvested Dividends	31,235	296,105	30,488	300,464
Shares Redeemed	(411,544)	(3,898,061)	(606,082)	(5,958,073)

Net Increase (Decrease)	(182,837)	(1,730,037)	(278,414)	(2,722,935)

Class I
Shares Sold	464,199	$4,375,907	201,910	$1,994,999
Shares Issued for Reinvested Dividends	15,420	146,231	15,647	154,267
Shares Redeemed	(329,227)	(3,118,387)	(322,716)	(3,172,876)

Net Increase (Decrease)	150,392	1,403,751	(105,159)	(1,023,610)

Class R3
Shares Sold	11,986	$111,676	226	$2,240
Shares Issued for Reinvested Dividends	650	6,144	297	2,910
Shares Redeemed	(3,631)	(33,893)	(4,869)	(48,617)

Net Increase (Decrease)	9,005	83,927	(4,346)	(43,467)

Class R4
Shares Sold	27,815	$264,420	43,757	$437,653
Shares Issued for Reinvested Dividends	552	5,211	458	4,496
Shares Redeemed	(16,930)	(160,360)	(13,095)	(130,017)

Net Increase (Decrease)	11,437	109,271	31,120	312,132

352

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

Unconstrained Bond Fund – (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R5
Shares Issued for Reinvested Dividends	454	$4,284	372	$3,652

Net Increase (Decrease)	454	4,284	372	3,652

Class Y
Shares Sold	326,706	$3,082,153	447,023	$4,423,846
Shares Issued for Reinvested Dividends	82,611	779,299	67,421	661,032
Shares Redeemed	(248,904)	(2,345,267)	(395,129)	(3,870,677)

Net Increase (Decrease)	160,413	1,516,185	119,315	1,214,201

Total Net Increase (Decrease)	(823,472)	$(7,814,644)	(1,410,126)	$(13,824,133)

World Bond Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	24,744,499	$253,730,835	38,826,411	$408,315,205
Shares Issued for Reinvested Dividends	1,585,611	16,002,267	1,469,833	15,395,394
Shares Redeemed	(39,477,592)	(405,136,063)	(19,980,732)	(209,884,805)

Net Increase (Decrease)	(13,147,482)	(135,402,961)	20,315,512	213,825,794

Class C
Shares Sold	3,636,598	$37,171,431	4,976,996	$52,346,119
Shares Issued for Reinvested Dividends	375,455	3,777,808	413,011	4,320,013
Shares Redeemed	(5,661,929)	(57,947,176)	(5,275,005)	(55,394,866)

Net Increase (Decrease)	(1,649,876)	(16,997,937)	115,002	1,271,266

Class I
Shares Sold	106,414,804	$1,094,710,289	102,514,841	$1,080,268,578
Shares Issued for Reinvested Dividends	5,749,511	58,117,042	5,773,250	60,533,358
Shares Redeemed	(98,150,441)	(1,008,809,604)	(73,070,011)	(768,624,225)

Net Increase (Decrease)	14,013,874	144,017,727	35,218,080	372,177,711

Class R3
Shares Sold	136,049	$1,401,222	52,501	$552,038
Shares Issued for Reinvested Dividends	2,010	20,300	2,346	24,597
Shares Redeemed	(33,492)	(344,178)	(47,972)	(502,481)

Net Increase (Decrease)	104,567	1,077,344	6,875	74,154

Class R4
Shares Sold	70,598	$724,345	451,765	$4,765,776
Shares Issued for Reinvested Dividends	10,838	109,500	2,645	27,690
Shares Redeemed	(425,675)	(4,402,709)	(59,119)	(621,257)

Net Increase (Decrease)	(344,239)	(3,568,864)	395,291	4,172,209

353

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

World Bond Fund – (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	120,729	$1,253,095	9,683	$101,928
Shares Issued for Reinvested Dividends	977	9,877	888	9,302
Shares Redeemed	(40,497)	(419,035)	(3,242)	(33,999)

Net Increase (Decrease)	81,209	843,937	7,329	77,231

Class R6
Shares Sold	67,536	$692,760	18,565	$195,406
Shares Issued for Reinvested Dividends	624	6,321	98	1,024
Shares Redeemed	(10,119)	(104,223)	(751)	(7,881)

Net Increase (Decrease)	58,041	594,858	17,912	188,549

Class Y
Shares Sold	31,082,348	$321,222,240	23,700,164	$249,845,543
Shares Issued for Reinvested Dividends	1,788,839	18,097,496	1,996,607	20,938,623
Shares Redeemed	(38,669,624)	(394,868,167)	(13,181,915)	(138,769,308)

Net Increase (Decrease)	(5,798,437)	(55,548,431)	12,514,856	132,014,858

Total Net Increase (Decrease)	(6,682,343)	$(64,984,327)	68,590,857	$723,801,772

11.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $330 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During the year ended October 31, 2016, none of the Funds had borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled

354

Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2016

that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. HFMC and HIFSCO dispute the allegations and intend to defend vigorously. As of October 31, 2016, the trial was scheduled for November 2016.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

In July 2007, the Floating Rate Fund and more than 60 other lenders (known collectively as the “Transeastern Lenders”) accepted the payoff of a guarantee from Tousa, Inc. (“Tousa”), a Florida homebuilder. In order to fund the payoff, Tousa borrowed money from certain new lenders and secured the loan by granting liens to the new lenders on the assets of certain Tousa subsidiaries (the “Subsidiaries”). Tousa entered bankruptcy in January of 2008. In July of 2008, a committee of creditors of the Subsidiaries (the “Committee”) brought suit against the Transeastern Lenders alleging that the Subsidiaries had received no benefit in return for the liens on their assets, that the Subsidiaries were co-borrowers on the loan from the new lenders, and that the Transeastern Lenders received the value of the liens when the Transeastern Lenders accepted the payoff. The Subsidiaries sought the avoidance of their liens and the return of the value of those liens to the bankruptcy estate. On October 13, 2009, the bankruptcy court in the Southern District of Florida ruled in favor of the Committee, avoided the liens, and ordered the Transeastern Lenders to return the payoff amount to the bankruptcy estate. The Transeastern Lenders, together with the Fund, appealed the decision to the district court. On February 11, 2011, the District Court ruled in favor of the Transeastern Lenders and the Fund and quashed the bankruptcy court opinion. The Committee appealed to the Eleventh Circuit. The Eleventh Circuit reinstated the bankruptcy court opinion, but remanded back to the District Court on the question of remedies. The District Court then in turn remanded one issue back to the bankruptcy court for a report and recommendation. On April 1, 2016, the bankruptcy court issued its report and recommendation, which was unfavorable in many respects to the Transeastern Lenders. The District Court has not yet accepted or rejected the bankruptcy court report and recommendation, and it has not yet issued a decision on the lawfulness of the remedies. If found liable, the Fund would be required to return approximately $3-3.5 million to the bankruptcy estate. Management of the Fund believes resolution of this matter will not have a material impact on the Fund’s financial statements.

13.	Indemnifications:

Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Subsequent Events:

Effective November 1, 2016, the contractual management fee rate for Emerging Markets Local Debt Fund was reduced, and the expense reimbursements arrangements were revised.

In addition, effective November 1, 2016, the fee rates pursuant to the fund accounting agreement for each Fund are changing and the per account fee paid to HASCO for transfer agency services for all Classes, except Class Y, is also changing.

355

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Emerging Markets Local Debt Fund, The Hartford Floating Rate Fund, The Hartford Floating Rate High Income Fund, The Hartford High Yield Fund, The Hartford Inflation Plus Fund, Hartford Municipal Income Fund, The Hartford Municipal Opportunities Fund, Hartford Municipal Short Duration Fund, The Hartford Quality Bond Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, The Hartford Total Return Bond Fund, The Hartford Unconstrained Bond Fund and The Hartford World Bond Fund (fourteen of the series comprising The Hartford Mutual Funds, Inc.) and The Hartford Municipal Real Return Fund (one of the series comprising The Hartford Mutual Funds II, Inc.) (collectively, together with The Hartford Mutual Funds, Inc., the “Companies”), as of October 31, 2016, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Companies’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Companies’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Companies’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position The Hartford Emerging Markets Local Debt Fund, The Hartford Floating Rate Fund, The Hartford Floating Rate High Income Fund, The Hartford High Yield Fund, The Hartford Inflation Plus Fund, Hartford Municipal Income Fund, The Hartford Municipal Opportunities Fund, Hartford Municipal Short Duration Fund, The Hartford Quality Bond Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, The Hartford Total Return Bond Fund, The Hartford Unconstrained Bond Fund, The Hartford World Bond Fund and The Hartford Municipal Real Return Fund at October 31, 2016, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2016

356

Fixed Income Funds

Shareholder Meeting Results (Unaudited)

A Joint Annual Meeting of Shareholders (“Meeting”) was held on March 14, 2016 and shareholders were asked to consider the proposals listed below. The Meeting was adjourned for certain funds until April 19, 2016 with respect to proposals 2 through 6 listed below.

Proposal No.	Description of Proposal

1.	The election of nominees to the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

2.	The approval of a new Investment Management Agreement between Hartford Funds Management Company, LLC (“HFMC”) and The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (collectively, the “Companies”), on behalf of the Funds.

3.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

4.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

5.	The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

6.	The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

All shareholders of record at the close of business on December 23, 2015 (“Record Date”) were entitled to attend or submit proxies. As of the Record Date, each Fund had the following number of shares outstanding:

Fund	Outstanding Shares
The Hartford Emerging Markets Local Debt Fund	23,736,810.3720
The Hartford Floating Rate Fund	516,690,259.4380
The Hartford Floating Rate High Income Fund	35,679,415.572
The Hartford High Yield Fund	45,350,028.1450
The Hartford Inflation Plus Fund	63,270,033.3020
Hartford Municipal Income Fund	1,127,105.6320
The Hartford Municipal Opportunities Fund	61,171,320.7480
The Hartford Municipal Real Return Fund	17,948,212.2090
Hartford Municipal Short Duration Fund	1,562,448.3240
The Hartford Quality Bond Fund	9,057,574.1480
The Hartford Short Duration Fund	79,539,897.7940
The Hartford Strategic Income Fund	49,719,286.8940
The Hartford Total Return Bond Fund	179,486,174.9360
The Hartford Unconstrained Bond Fund	9,547,034.0720
The Hartford World Bond Fund	355,022,721.8400

357

Fixed Income Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal One: The election of nominees to the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Approval of Board of Directors for The Hartford Mutual Funds, Inc.

Name(1)	For	Withheld
Hilary E. Ackermann	2,179,706,725.8944	42,734,167.7165
Lynn S. Birdsong	2,180,563,045.6502	41,877,847.9607
James E. Davey	2,181,118,226.9968	41,322,666.6141
Christine Detrick	2,181,014,822.3680	41,426,071.2429
Duane E. Hill	2,179,870,593.2057	42,570,300.4052
Sandra S. Jaffee	2,179,682,910.1968	42,757,983.4141
William P. Johnston	2,179,896,424.5899	42,544,469.0210
Phillip O. Peterson	2,179,760,892.2321	42,680,001.3788
Lemma W. Senbet	2,179,956,972.5800	42,483,921.0309

(1)	Shareholders approved the election of each nominee at the Meeting.

Approval of Board of Directors for The Hartford Mutual Funds II, Inc.

Name(1)	For	Withheld
Hilary E. Ackermann	106,921,113.5646	2,249,725.6650
Lynn S. Birdsong	106,960,028.8694	2,210,810.3602
James E. Davey	106,948,613.2097	2,222,226.0199
Christine Detrick	106,998,232.0779	2,172,607.1517
Duane E. Hill	106,897,991.8797	2,272,847.3499
Sandra S. Jaffee	106,933,502.5447	2,237,336.6849
William P. Johnston	106,914,115.2392	2,256,723.9904
Phillip O. Peterson	106,964,295.5796	2,206,543.6500
Lemma W. Senbet	106,953,626.6527	2,217,212.5769

(1)	Shareholders approved the election of each nominee at the Meeting.

358

Fixed Income Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Two: The approval of a new Investment Management Agreement between HFMC and the Companies, on behalf of the Funds.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Emerging Markets Local Debt Fund(1)	11,884,341.1674	29,893.1168	70,539.0378	3,392,268.0000
The Hartford Floating Rate Fund(1)	210,658,229.6846	4,753,366.7659	6,107,744.4668	79,379,461.1000
The Hartford Floating Rate High Income Fund(2)	14,481,236.357	238,052.885	512,935.999	6,424,488.000
The Hartford High Yield Fund(1)	16,450,461.6725	431,922.3554	971,271.3078	5,641,710.0000
The Hartford Inflation Plus Fund(1)	23,436,435.2954	531,730.4514	919,782.5962	7,232,637.0000
Hartford Municipal Income Fund(1)	1,058,002.0730	0.0000	0.0000	68,541.0000
The Hartford Municipal Opportunities Fund(2)	24,697,001.3140	478,674.1370	974,253.0660	10,788,475.0000
The Hartford Municipal Real Return Fund(1)	6,664,062.4905	221,170.4098	313,901.5217	2,252,703.0000
Hartford Municipal Short Duration Fund(1)	1,077,960.6210	0.0000	0.0000	96,528.0000
The Hartford Quality Bond Fund(1)	8,316,335.7540	65,461.4185	73,974.0525	536,264.0000
The Hartford Short Duration Fund(1)	36,753,224.7060	778,223.0629	909,288.3551	8,402,512.0000
The Hartford Strategic Income Fund(1)	27,170,167.6453	515,974.8851	1,074,477.7946	5,538,609.0000
The Hartford Total Return Bond Fund(1)	73,710,273.9014	16,052,101.2235	2,041,682.0425	6,758,428.0000
The Hartford Unconstrained Bond Fund(1)	4,474,709.8797	62,088.1904	125,535.7739	1,364,988.0000
The Hartford World Bond Fund(1)	180,188,007.0756	1,721,296.6203	2,408,026.9270	79,048,005.1000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Three: The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Emerging Markets Local Debt Fund(1)	11,851,881.8807	15,620.9940	117,270.4473	3,392,268.0000
The Hartford Floating Rate Fund(1)	208,072,841.6220	6,939,666.3639	6,506,832.9314	79,379,461.1000
The Hartford Floating Rate High Income Fund(2)	14,336,756.338	388,052.640	507,416.263	6,424,488.000
The Hartford High Yield Fund(1)	16,178,680.1581	669,386.8688	1,005,588.3088	5,641,710.0000
The Hartford Inflation Plus Fund(1)	22,931,410.0499	843,900.1487	1,112,638.1444	7,232,637.0000
Hartford Municipal Income Fund(1)	1,052,349.0730	0.0000	5,653.0000	68,541.0000
The Hartford Municipal Opportunities Fund(2)	24,335,643.6630	1,024,686.3010	789,598.5530	10,788,475.0000
The Hartford Municipal Real Return Fund(1)	6,617,116.5434	253,211.0394	328,806.8392	2,252,703.0000
Hartford Municipal Short Duration Fund(1)	1,077,960.6210	0.0000	0.0000	96,528.0000
The Hartford Quality Bond Fund(1)	8,286,992.2756	94,804.8959	73,974.0535	536,264.0000
The Hartford Short Duration Fund(1)	36,379,950.4612	1,104,919.7690	955,865.8938	8,402,512.0000
The Hartford Strategic Income Fund(1)	26,844,392.6020	892,203.0635	1,024,024.6595	5,538,609.0000
The Hartford Total Return Bond Fund(1)	72,953,617.5043	16,588,062.8744	2,262,376.7887	6,758,428.0000
The Hartford Unconstrained Bond Fund(1)	4,414,909.8940	107,475.7150	139,948.2350	1,364,988.0000
The Hartford World Bond Fund(1)	179,276,457.9122	2,409,836.2973	2,631,036.4134	79,048,005.1000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

359

Fixed Income Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Four: The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Emerging Markets Local Debt Fund(1)	11,860,303.5379	46,511.4521	77,958.3320	3,392,268.0000
The Hartford Floating Rate Fund(1)	208,110,551.8109	6,861,966.4067	6,546,822.6997	79,379,461.1000
The Hartford Floating Rate High Income Fund(2)	14,278,119.123	420,320.224	533,785.893	6,424,488.000
The Hartford High Yield Fund(1)	16,197,463.4950	651,667.3937	1,004,524.4470	5,641,710.0000
The Hartford Inflation Plus Fund(1)	22,971,745.5346	797,925.3784	1,118,277.4300	7,232,637.0000
Hartford Municipal Income Fund(1)	1,058,002.0730	0.0000	0.0000	68,541.0000
The Hartford Municipal Opportunities Fund(2)	24,511,179.6370	647,790.5100	990,958.3710	10,788,475.0000
The Hartford Municipal Real Return Fund(1)	6,563,032.8481	344,205.0675	291,896.5064	2,252,703.0000
Hartford Municipal Short Duration Fund(1)	1,077,960.6210	0.0000	0.0000	96,528.0000
The Hartford Quality Bond Fund(1)	8,328,883.1845	52,913.9880	73,974.0525	536,264.0000
The Hartford Short Duration Fund(1)	36,266,169.6861	1,243,693.2688	930,873.1691	8,402,512.0000
The Hartford Strategic Income Fund(1)	26,701,340.5248	1,017,997.0427	1,041,282.7575	5,538,609.0000
The Hartford Total Return Bond Fund(1)	73,010,996.4779	16,627,697.1324	2,165,363.5571	6,758,428.0000
The Hartford Unconstrained Bond Fund(1)	4,381,812.4850	125,908.4506	154,612.9084	1,364,988.0000
The Hartford World Bond Fund(1)	179,285,720.0266	2,354,371.6827	2,677,238.9136	79,048,005.1000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Five: The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Emerging Markets Local Debt Fund(1)	11,856,039.9798	105,441.9610	23,291.3812	3,392,268.0000
The Hartford Floating Rate Fund(1)	208,116,372.9289	6,846,899.9970	6,556,067.9914	79,379,461.1000
The Hartford Floating Rate High Income Fund(2)	14,270,559.706	415,550.559	546,114.976	6,424,488.000
The Hartford High Yield Fund(1)	16,222,934.5173	603,732.0102	1,026,988.8082	5,641,710.0000
The Hartford Inflation Plus Fund(1)	22,921,832.4432	832,477.6394	1,133,638.2604	7,232,637.0000
Hartford Municipal Income Fund(1)	1,058,002.0730	0.0000	0.0000	68,541.0000
The Hartford Municipal Opportunities Fund(2)	24,328,855.2040	818,066.1550	1,003,007.1580	10,788,475.0000
The Hartford Municipal Real Return Fund(1)	6,547,351.0264	327,696.4305	324,086.9651	2,252,703.0000
Hartford Municipal Short Duration Fund(1)	1,077,960.6210	0.0000	0.0000	96,528.0000
The Hartford Quality Bond Fund(1)	8,381,797.1725	0.0000	73,974.0525	536,264.0000
The Hartford Short Duration Fund(1)	36,393,301.3209	1,075,243.4235	972,191.3796	8,402,512.0000
The Hartford Strategic Income Fund(1)	26,808,368.4609	814,459.6186	1,137,792.2455	5,538,609.0000
The Hartford Total Return Bond Fund(1)	73,079,159.5187	16,461,489.0440	2,263,408.6047	6,758,428.0000
The Hartford Unconstrained Bond Fund(1)	4,416,394.4343	101,225.0513	144,714.3584	1,364,988.0000
The Hartford World Bond Fund(1)	179,215,022.1394	2,388,195.6289	2,714,112.8546	79,048,005.1000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

360

Fixed Income Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Six: The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Emerging Markets Local Debt Fund(1)	1,455,932.0488	10,487,264.2996	41,576.9736	3,392,268.0000
The Hartford Floating Rate Fund(1)	122,407,121.0179	92,149,518.3952	6,962,701.5042	79,379,461.1000
The Hartford Floating Rate High Income Fund(2)	10,018,179.101	4,677,277.031	536,769.108	6,424,488.000
The Hartford High Yield Fund(1)	15,194,238.1318	1,562,927.9128	1,096,489.2911	5,641,710.0000
The Hartford Inflation Plus Fund(1)	20,766,706.0531	3,026,017.1717	1,095,225.1182	7,232,637.0000
Hartford Municipal Income Fund(1)	1,050,734.0730	1,615.0000	5,653.0000	68,541.0000
The Hartford Municipal Opportunities Fund(2)	15,456,341.3020	9,606,195.1390	1,087,391.7770	10,788,475.0000
The Hartford Municipal Real Return Fund(1)	5,679,929.8912	1,226,476.7420	292,727.7888	2,252,703.0000
Hartford Municipal Short Duration Fund(1)	1,077,960.6210	0.0000	0.0000	96,528.0000
The Hartford Quality Bond Fund(1)	8,316,335.7539	139,435.4711	0.0000	536,264.0000
The Hartford Short Duration Fund(1)	24,988,228.6280	12,416,164.7826	1,036,342.7134	8,402,512.0000
The Hartford Strategic Income Fund(1)	25,018,516.3694	2,607,475.3263	1,134,628.6293	5,538,609.0000
The Hartford Total Return Bond Fund(1)	65,167,909.8537	24,413,945.4922	2,222,201.8215	6,758,428.0000
The Hartford Unconstrained Bond Fund(1)	4,300,184.7554	216,824.8670	145,324.2216	1,364,988.0000
The Hartford World Bond Fund(1)	111,943,562.4884	69,595,180.2885	2,778,587.8460	79,048,005.1000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

361

Fixed Income Funds

Directors and Officers of the Companies

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and has served as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present.	76	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present).

LYNN S. BIRDSONG (1946) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2003	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	76	None

362

Fixed Income Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

CHRISTINE DETRICK (1958) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Enterprises (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Partner/Senior Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	76	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and Forest City Enterprises (a real estate company) (November 2014 to present).

DUANE E. HILL (1945) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2001(3) Since 2002(4)	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	76	None

363

Fixed Income Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

SANDRA S. JAFFEE(5) (1941) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2005	Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairwoman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Corps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).	76	None

364

Fixed Income Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
WILLIAM P. JOHNSTON (1944) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	76	None

365

Fixed Income Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
PHILLIP O. PETERSON (1944) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2002(3) Since 2000(4)	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	76	Mr. Peterson is a Trustee of the William Blair Funds (February 2007 to current) (22 funds overseen).

LEMMA W. SENBET (1946) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2005	Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	76	None

366

Fixed Income Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
OFFICERS AND INTERESTED DIRECTORS

JAMES E. DAVEY(6) (1964) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board, President and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also currently serves as Chairman of the Board, President and Manager of Lattice Strategies LLC. Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	76	N/A

ANDREW S. DECKER (1963) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	AML Compliance Officer	Since 2015	Mr. Decker currently serves as the AML Compliance Officer for HFD and as Chief Compliance Officer and AML Compliance Officer for HASCO. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

367

Fixed Income Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

MICHAEL FLOOK (1965) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President, Treasurer and Controller	Since 2015	Mr. Flook served as Assistant Treasurer for each Company, The Hartford Alternative Strategies Fund, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014. Mr. Flook currently serves as an employee of HFMC.	N/A	N/A

WALTER F. GARGER (1965) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Chief Legal Officer	Since 2016	Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

JOSEPH G. MELCHER (1973) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. He also serves as Chief Compliance Officer and Executive Vice President of Lattice Strategies LLC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

368

Fixed Income Funds

Directors and Officers of the Companies – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

VERNON J. MEYER (1964) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President	Since 2006	Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

LAURA S. QUADE (1969) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President	Since 2012	Ms. Quade currently serves as Senior Vice President of HLIC and Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A

ALICE A. PELLEGRINO (1960) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Secretary	Since 2016	Ms. Pellegrino currently serves as Vice President of HLIC and HFMG. Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

(1)	Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.
(2)	The portfolios are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
(3)	For The Hartford Mutual Funds, Inc.
(4)	For The Hartford Mutual Funds II, Inc.
(5)	Ms. Jaffee will retire as a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc. effective December 18, 2016.
(6)	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

For more information regarding the Directors and Officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-888-843-7824.

369

Fixed Income Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

370

Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

The Hartford Emerging Markets Local Debt Fund

The Hartford Floating Rate Fund

The Hartford Floating Rate High Income Fund

The Hartford High Yield Fund

The Hartford Inflation Plus Fund

Hartford Municipal Income Fund

The Hartford Municipal Opportunities Fund

The Hartford Municipal Real Return Fund

Hartford Municipal Short Duration Fund

The Hartford Quality Bond Fund

The Hartford Short Duration Fund

The Hartford Strategic Income Fund

The Hartford Total Return Bond Fund

The Hartford Unconstrained Bond Fund

The Hartford World Bond Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At a Joint Annual Meeting of Shareholders held on March 14, 2016 and adjourned to April 19, 2016 with respect to certain funds, shareholders of each of the funds listed above (each a “Fund” and collectively, the “Funds”), except for The Hartford Floating Rate High Income Fund and The Hartford Municipal Opportunities Fund, voted to approve a new investment management agreement (the “Management Agreement”) by and between The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. (“HMF II”), on behalf of each of their respective Funds listed above, except The Hartford Floating Rate High Income Fund and The Hartford Municipal Opportunities Fund, and Hartford Funds Management Company, LLC (“HFMC”). Accordingly, The Hartford Floating Rate High Income Fund and The Hartford Municipal Opportunities Fund continue to be subject to an investment management agreement by and between HMF and HFMC, dated January 1, 2013 (the “2013 Investment Management Agreement” and collectively with the Management Agreement, the “Management Agreements”).

At their meeting held on August 2-3, 2016, the Boards of Directors (collectively, the “Board”) of HMF and HMF II, including each of the Independent Directors, unanimously voted to approve (i) the continuation of the Management Agreements; and (ii) the continuation of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and collectively with the Management Agreements, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”).

In the months preceding the August 2-3, 2016 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2016 and August 2-3, 2016. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 21-22, 2016 and August 2-3, 2016 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Funds’ respective management fees, sub-advisory fees, if any, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the Management Agreements.

371

Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

In determining whether to continue the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of HFMC and its affiliates to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 65 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered HFMC’s day-to-day oversight of compliance with each Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with the launch of new funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the quality of each Fund’s portfolio manager(s), the Sub-adviser’s other investment personnel, its investment philosophy and process, its investment research capabilities and resources, its flexibility in implementing the inflation hedge overlay in a low inflation environment for The Hartford Municipal Real Return Fund, its performance record, its trade execution capabilities and its experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s).

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and, as applicable, the Sub-adviser.

372

Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board also noted that, for The Hartford Municipal Real Return Fund, there existed no peer group with a strong correlation to the Fund’s investment strategy. For The Hartford Municipal Real Return Fund, the Board considered additional, supplemental performance information. For details regarding each Fund’s performance, see the fund-by-fund synopsis below.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year, including in connection with the annual approval of the Agreements. These reports include, among other things, information on each Fund’s gross returns and with respect to certain reports, net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the Management Agreements, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 21-22, 2016 and August 2-3, 2016 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund, taking into account that HFMC compensates the Sub-adviser out of the management fee paid by the Fund to HFMC. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund, and total operating expenses for each Fund. With respect to each Fund’s sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Broadridge, in consultation with the Consultant, and a broader universe of funds selected by Broadridge. For details regarding each Fund’s expenses, see the fund-by-fund synopsis below.

While the Board recognized that comparisons between a Fund and its peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s management and sub-advisory fees, as applicable, and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s management and sub-advisory fees, as applicable, and total operating expenses.

373

Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce each Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. In addition, the Board considered that initially setting competitive fee rates and pricing the Funds to scale at inception are other means of sharing potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower operating expenses. The Board also noted that, for each of The Hartford Emerging Markets Local Debt Fund, The Hartford Municipal Real Return Fund, The Hartford Quality Bond Fund and The Hartford Unconstrained Bond Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board considered that it had approved an increase in the Funds’ fund accounting fee rate. The Board reviewed information from Broadridge comparing the new accounting fee rate with relevant industry data and considered that the new fund accounting fee schedule more properly aligned with HFMC’s actual costs for those services. The Board considered that, while the new fee schedule is projected to result in a reasonable increase in overall profitability to HFMC, HFMC expected that it would continue to operate at a net loss with respect to fund accounting services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds. The Board considered that it had approved the implementation of a uniform transfer agency fee across all distribution channels for all classes of the Funds, except Class Y shares, in light of the reduction in revenue earned by HASCO associated with a decline in the use of directly-held accounts and a corresponding increase in the use of omnibus accounts. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function, including the anticipated impact of the new fee schedule on transfer agent profit margins. The Board considered information provided by HASCO indicating that, after giving effect to the new fee schedule, the transfer agent fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. As principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Funds and receive compensation in that regard.

374

Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research and representations from HFMC and the Sub-adviser that the Sub-adviser does not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in a Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the fund family with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

Fund-by-Fund factors

The Hartford Emerging Markets Local Debt Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 1st quintile for the 3-year period. The Board also noted that the Fund’s performance was in line with its blended custom benchmark for the 1-year period and above its blended custom benchmark for the 3-year period. The Board also noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 5th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group. The Board also noted that the Fund has a temporary contractual expense cap on each share class through February 28, 2017 and an automatically renewable contractual expense cap on each share class.

The Hartford Floating Rate Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 5-year periods and the 5th quintile of its performance universe for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to the Sub-adviser in 2012.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class and a permanent expense cap on each share class.

The Hartford Floating Rate High Income Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1- and 3-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to the Sub-adviser in 2012.

•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, its actual management fee was in the 4th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford High Yield Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 3-year periods and the 4th quintile for the 5-year period. The Board noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.

•	The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group, while its actual management fee was in the 1st quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

375

Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Hartford Inflation Plus Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 5th quintile for the 3-year period and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period, below its benchmark for the 3-year period, and above its benchmark for the 5-year period. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to the Sub-adviser in 2012. The Board also noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class and a permanent expense cap on each share class.

Hartford Municipal Income Fund

•	The Board noted that because the Fund recently commenced operations, benchmark-relative performance and performance universe information was not available. The Board and HFMC noted that the performance of the Fund was within expectations.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Municipal Opportunities Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 5-year periods and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class, which resulted in HFMC reimbursing the Fund for certain expenses incurred in 2015.

The Hartford Municipal Real Return Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 5-year periods and the 5th quintile for the 3-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 5-year periods and below its benchmark for the 3-year period. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to the Sub-adviser in 2012. The Board also noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class and a permanent expense cap on each share class.

Hartford Municipal Short Duration Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe since inception. The Board also noted that because the Fund recently commenced operations, benchmark-relative performance information was not available. The Board and HFMC also noted that the performance of the Fund was within expectations.

•	The Board noted that the Fund’s contractual management fee, actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Quality Bond Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods.

376

Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee was in the 2nd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Short Duration Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its blended custom benchmark for the 1-year period and above its blended custom benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class and a permanent expense cap on certain share classes.

The Hartford Strategic Income Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, in line with its benchmark for the 3-year period and above its benchmark for the 5-year period.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Total Return Bond Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, in line with its benchmark for the 3-year period and above its benchmark for the 5-year period. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to the Sub-adviser in 2012.

•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class and a permanent expense cap on certain share classes.

The Hartford Unconstrained Bond Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 4th quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group, while its actual management fee was in the 2nd quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class and a permanent expense cap on certain share classes.

The Hartford World Bond Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3-year period.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

* * * *

377

Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

378

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Revised March 2016

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced in this report are sub-advised by Wellington Management Company LLP (Wellington). HFD and HFMC are not affiliated with Wellington.

MFAR-FI16  12/16    117963-3    Printed in U.S.A.

HARTFORDFUNDS
Our benchmark is the investor.®

Alternative Funds

Annual Report

October 31, 2016

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

During the year ended October 31, 2016, the period of this report, stocks endured a correction, then recovered and, despite periodic gyrations, managed to remain generally in positive territory for the remainder of the period. Even with the bouts of uncertainty the market experienced, the current bull market continued into its seventh year, making it the second-longest bull market on record, as measured by the S&P 500 Index.1 From November 1, 2015 through October 31, 2016, the S&P 500 generated a 4.51% total return.

The market reacted to a handful of concerns during the course of the year, including worries about low oil prices, weakness in the Chinese economy, a surprise vote for the U.K. to leave the European Union (dubbed Brexit), the beginning of a rate increase cycle by the U.S. Federal Reserve (Fed), and a contentious U.S. presidential election cycle.

There were also more positive influences, including generally positive jobs reports over the course of the period, which helped the unemployment rate fall to pre-recession levels. In addition, growth of the domestic economy, while slow, has remained steady. This has helped limit the Fed’s actions; they’ve kept rate increases very gradual, which helps markets better digest and account for such changes.

While the election results didn’t factor into returns for the period this report covers, President-elect Trump’s inauguration in 2017 is likely to play a key role in market movements for the new year and beyond. While it is difficult to assess the full potential impact of changing political policies, markets seem to consider his policies pro-growth, which could bode well for investors. However, change to the status quo can often result in volatility in the markets.

As we enter 2017, we encourage you to maintain a strong relationship with a financial advisor who can help guide you through shifting markets with confidence. If there’s one certain thing about markets, it’s that movements can be hard to anticipate, especially in the short term. So it’s important to proactively build a portfolio that takes that unknown into account along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of more than 50 mutual funds as you work toward those goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Alternative Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Global Real Asset Fund (consolidated) inception 05/28/2010

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	Since Inception[1]
Global Real Asset A2	7.27%	-4.22%	-1.60%
Global Real Asset A3	1.37%	-5.29%	-2.47%
Global Real Asset C2	6.40%	-4.95%	-2.34%
Global Real Asset C3	5.40%	-4.95%	-2.34%
Global Real Asset I2	7.51%	-3.98%	-1.35%
Global Real Asset R3[2]	6.86%	-4.45%	-1.85%
Global Real Asset R4[2]	7.17%	-4.20%	-1.58%
Global Real Asset R5[2]	7.56%	-3.94%	-1.31%
Global Real Asset Y2	7.64%	-3.88%	-1.25%
MSCI All Country World Commodity Producers Index	11.04%	-4.22%	-0.66%
Bloomberg Barclays U.S. TIPS 1-10 Year Index	4.68%	1.03%	2.61%
Bloomberg Commodity Index Total Return	-2.62%	-10.61%	-5.79%
Global Real Asset Fund Blended Index	7.75%	-2.73%	0.39%

[1]	Inception: 05/28/2010
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Commodity Producers Index is a free float-adjusted market capitalization index that is designed to reflect the performance of listed commodity producers across three industry (or sub-industry) categories as defined by the Global Industry Classification Standard (GICS®): energy, metals and agriculture.

Bloomberg Barclays U.S. TIPS 1-10 Year Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S currency, and have maturities of 1 to 10 years.

Bloomberg Commodity Index Total Return (formerly Dow Jones UBS Commodities Index) is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME).

Global Real Asset Fund Blended Index is calculated by Hartford Funds Management Company, LLC (“HFMC”) and represents the weighted return of 55% MSCI All Country World Commodity Producers Index, 35% Bloomberg Barclays U.S. TIPS 1-10 Year Index and 10% Bloomberg Commodity Index Total Return.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from HFMC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global Real Asset Fund (consolidated)

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Global Real Asset Class A	1.26%	1.68%
Global Real Asset Class C	2.01%	2.41%
Global Real Asset Class I	1.01%	1.30%
Global Real Asset Class R3	1.51%	2.03%
Global Real Asset Class R4	1.21%	1.61%
Global Real Asset Class R5	0.96%	1.32%
Global Real Asset Class Y	0.91%	1.20%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Consolidated Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Scott M. Elliott

Senior Managing Director and Multi-Asset Portfolio Manager

Wellington Management Company LLP

Brian M. Garvey

Senior Managing Director and Multi-Asset Portfolio Manager

Wellington Management Company LLP

Jay Bhutani

Managing Director, Global Industry Analyst and Natural Resources Portfolio Manager

Wellington Management Company LLP

David A. Chang, CFA

Senior Managing Director and Commodities Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Global Real Asset Fund returned 7.27%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the custom benchmark (55% MSCI All Country World Commodity Producers Index, 35% Bloomberg Barclays U.S. TIPS 1-10 Year Index, and 10% Bloomberg Commodity Index Total Return), which returned 7.75% for the same period. The Fund outperformed the 2.47% average return of the Lipper Flexible Portfolio Funds peer group, a group of funds that allocate their investments across various asset classes, including domestic common equities, bonds, and money market instruments, with a focus on total return. For the period, the MSCI All Country World Commodity Producers Index returned 11.04%, the Bloomberg Barclays U.S. TIPS 1-10 Year Index returned 4.68%, and the Bloomberg Commodity Index Total Return returned -2.62%.

Why did the Fund perform this way?

While the first half of the period was mixed within inflation-sensitive equities, such as commodity producers, the second half proved to be generally positive. Inflation-sensitive equities and Treasury Inflation-Protected Securities (TIPS) rose, but the commodities market fell, as three of the four sectors posted negative returns.

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the U.S. Federal Reserve (Fed). Meanwhile, tepid growth and deflationary pressures forced central banks in other developed markets to maintain accommodative monetary policies or ease further. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Extended accommodative central bank policy helped support risk assets. Through the second quarter, a rebound

3

The Hartford Global Real Asset Fund (consolidated)

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

in crude oil prices, global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets. However, investors turned more cautious in June as the U.K.’s momentous vote to leave the E.U. (Brexit) led to an increase in global financial market volatility and a flight to safety, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the European Central Bank (ECB) kept its stimulus program unchanged. In the U.S., markets remained skeptical about the Fed’s ability to raise interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amid speculation around less accommodative monetary policy from central banks and rising prospects of a December 2016 Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

TIPS returned 4.68% during the period as represented by the Bloomberg Barclays U.S. TIPS 1-10 Year Index. The yield curve flattened during these 12 months; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined.

Commodities returned -2.62% during the period as represented by Bloomberg Commodity Index Total Return. Energy and agriculture & livestock declined over the period, while the industrial metals and precious metals saw positive returns during the period. The decline in the Energy sector was driven by crude oil and natural gas; an unseasonably warm winter decreased demand for natural gas, leaving the industry with high inventory levels that haven’t yet been drawn down. The oil market has been range bound since the early summer, but it continues to move back towards balance after a strong rally in the first half of 2016.

The Fund has four primary levers to generate investment performance: inflation-related equity investments, fixed income investments, commodity investments, and asset allocation among equities, bonds and commodities. Underperformance relative to the custom benchmark during this period was driven by performance within the individual sleeves, while asset allocation decisions within the Fund were additive.

One of the primary reasons for underperformance relative to the custom benchmark was due to security selection in Metals and Mining equities, as well as performance in the Fund’s traditional energy equities portfolio. Security selection within the traditional energy portfolio was a headwind due to allocations to the refining & marketing and solar industries. On the other hand, the Fund’s allocation to international inflation-sensitive equities and performance of the Fund’s upstream energy producers portfolio contributed positively during the period. The Fund’s investment in infrastructure equities detracted from performance. The Fund’s fixed income holdings were modestly additive to relative performance; being underweight U.S. TIPS relative to the custom benchmark contributed positively, while security selection within the sector was also additive. The Fund’s allocation to emerging market inflation-linked debt was also a contributor to relative performance.

While being underweight commodities was generally beneficial to Fund performance, security selection within the asset class was a large detractor for the Fund overall, primarily due to an overweight to the Energy sector, as the portfolio was positioned for a rally in prices too early. Security selection within Energy was also negative, but was more than offset by strong contract selection and a preference for Brent crude over West Texas Intermediate (WTI) crude. Security selection within precious metals also detracted as a result of allocations to the platinum group metals, though an overweight to the sector offset much of this underperformance. Security selection within agriculture & livestock was additive, benefiting from short positions across the livestock subsector. Commodities exposure is gained through derivatives, primarily total return swaps and futures.

What is the outlook?

The Fund continues to be overweight inflation-sensitive equities and underweight commodities and fixed income. While the Fund’s mid-term outlook remains constructive, we took the opportunity at the end of the third quarter to reduce risk broadly across the Fund, given expectations of some short –term volatility entering year end; we reduced equities and increased TIPS. The Fund remained underweight the commodities portfolio, which continues to be

4

The Hartford Global Real Asset Fund (consolidated)

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

overweight both Energy, based on strengthening fundamentals, and precious metals, which continue to serve as an effective hedge against negative real interest rates. It has also significantly reduced its underweight to the agriculture & livestock sector as many livestock and grain prices seem to have hit a bottom. While we believe the Fed will try to increase interest rates in December, the impact on markets should be less severe given expectations of a more gradual path for increasing interest rates. Globally, we believe monetary stimulus will remain intact into 2017. Expectations of increased fiscal spending and an end to austerity should continue to support aggregate demand, providing a positive backdrop for inflation-sensitive assets.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. The Fund’s focus on investments in the commodities market and the natural-resource sector may increase the Fund’s liquidity risk, volatility and risk of loss if there are adverse economic consequences in these sectors. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. The value of inflation-protected securities generally fluctuates with changes in real interest rates, and the market for these securities may be less developed or liquid, and more volatile, than other securities markets. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. By investing in a Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with a non U.S. subsidiary and its investments. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	0.9%
Consumer Staples	1.6
Energy	33.7
Financials	4.6
Health Care	0.1
Industrials	3.0
Information Technology	0.8
Materials	13.5
Real Estate	0.7
Telecommunication Services	0.9
Utilities	5.3

Total	65.1%

Fixed Income Securities
Convertible Bonds	0.1%
Corporate Bonds	0.4
Foreign Government Obligations	1.0
U.S. Government Securities	22.5

Total	24.0%

Short-Term Investments	9.6
Purchased Options	0.1
Other Assets & Liabilities	1.2

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

5

The Hartford Global Real Asset Fund (consolidated)

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Composition by Country

as of October 31, 2016

Country	Percentage of Net Assets
Argentina	0.2%
Australia	2.0
Austria	0.1
Bermuda	0.0
Brazil	2.0
Canada	6.6
Chile	0.0
China	1.0
Colombia	0.0
Denmark	0.1
Finland	0.0
France	2.4
Germany	1.0
Hong Kong	1.2
India	0.7
Indonesia	0.0
Israel	0.0
Italy	2.3
Japan	5.6
Jersey	0.2
Luxembourg	0.4
Malaysia	0.0
Mexico	0.3
Netherlands	4.1
New Zealand	0.2
Norway	1.0
Peru	0.1
Poland	0.0
Russia	2.0
Singapore	0.2
South Africa	0.8
South Korea	0.6
Spain	1.0
Sweden	0.1
Switzerland	1.2
Taiwan	0.2
Thailand	0.1
Turkey	0.1
Ukraine	0.0
United Arab Emirates	0.1
United Kingdom	5.0
United States	46.2
Short-Term Investments	9.6
Other Assets & Liabilities	1.2
Purchased Options	0.1

Total	100.0%

6

Hartford Long/Short Global Equity Fund inception 08/29/2014

(sub-advised by Wellington Management Company LLP)	Investment objective –The Fund seeks to provide long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	Since Inception[1]
Long/Short Global Equity A2	1.13%	1.67%
Long/Short Global Equity A3	-4.44%	-0.95%
Long/Short Global Equity C2	0.34%	0.89%
Long/Short Global Equity C3	-0.65%	0.89%
Long/Short Global Equity I2	1.42%	1.89%
Long/Short Global Equity Y2	1.42%	1.94%
MSCI All Country World Index	2.64%	0.26%
Hedge Fund Research, Inc. Equity Hedge Index	-2.57%	-1.75%

[1]	Inception: 08/29/2014
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

Hedge Fund Research, Inc. Equity Hedge Index is an unmanaged index of accounts that maintain positions both long and short in primarily equity and equity derivative securities.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

7

Hartford Long/Short Global Equity Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Long/Short Global Equity Class A	4.25%	4.64%
Long/Short Global Equity Class C	5.00%	5.39%
Long/Short Global Equity Class I	4.00%	4.41%
Long/Short Global Equity Class Y	3.85%	4.41%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses and dividend and interest expenses on short sales. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Kenneth L. Abrams

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Donald S. Tunnell

Senior Managing Director, Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Long/Short Global Equity Fund returned 1.13%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the MSCI All Country World Index, the Fund’s benchmark, which returned 2.64% for the same period. The Fund outperformed the Hedge Fund Research, Inc. Equity Hedge Index, which returned -2.57% for the same period. The Fund outperformed the -0.93% average return of the Lipper Alternative Long Short Global Equity funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities rose over the twelve-month period, as measured by the MSCI All Country World Index. To begin the period, geopolitical tensions flared up during November 2015, including the terrorist attacks in Paris and the downing of a Russian warplane near the Syrian border. In December 2015, the much anticipated monetary policy divergence came to fruition with the European Central Bank (ECB) and Bank of Japan (BOJ) announcing additional policy easing, while the U.S. Federal Reserve (Fed) initiated its well-telegraphed plan to begin increasing short-term rates. In China, stock markets finished 2015 on a positive note, as equities reacted positively to moves made by the People’s Bank of China (PBOC) to provide support to the economy.

2016 got off to a volatile start as Chinese equities plunged in early January, sparking a global flight to quality trade. Along with ongoing worries about a hard landing in China, fears that yuan weakness could unleash a wave of global deflationary pressure resurfaced. Once again, extended monetary policy accommodation by major central banks helped support risk assets. First, the BOJ cut its benchmark rate to negative territory in January 2016. Next, the PBOC lowered the reserve-requirement ratio in an effort to boost growth. Finally, ECB President Mario Draghi announced more-than-expected stimulus in March. Emerging market equities participated strongly in the market rebound. Brazilian equities rallied sharply amid political developments that increased the likelihood of government policy change ahead of the 2018 elections.

After a lengthy and, at times, acrimonious campaign, the British electorate voted to leave the European Union (E.U.) in June 2016. Following several decades of close economic and social integration, we believe this historic event signals a profound change in how the U.K. will conduct business and trade with the rest of Europe. The U.K.’s exit from the E.U. (Brexit) vote overshadowed a promising European economic backdrop and the ECB’s reaffirmation of its cautious policy stance. In the U.S., solid economic data helped investors shrug off the Fed’s statements suggesting plans to further raise rates during May. Market participants were also encouraged by improving signs from China’s economic data releases and Beijing’s increased emphasis on currency stability.

During the third quarter, expectations for continued accommodative monetary policy from central banks around the globe helped to stoke investors’ risk appetites. The Bank of England delivered a hefty stimulus package, which helped counteract the Brexit vote shock.

8

Hartford Long/Short Global Equity Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

The BOJ announced a policy shift centered around yield-curve control and a commitment to overshoot inflation. In particular, the BOJ will now target a 0% yield on the 10-year Japanese government bond. While the Fed signaled a higher probability of a rate increase before year end, market participants appeared more fixated on the downshift in the dot plot (a document that maps the rate projections of each Federal Open Market Committee (FOMC) member). Global equities pulled back slightly in October, amid concerns about a “hard” Brexit scenario, U.S. election uncertainty, and potential monetary policy shifts from the Fed and ECB.

Eight of the eleven sectors in the MSCI All Country World Index posted positive returns during the period. The Materials (+13%), Information Technology (+11%), and Utilities (+7%) sectors increased the most during the period, while Healthcare (-7%), Real Estate1 (-5%), and Consumer Discretionary (-2%) lagged the broader index.

The Fund invests primarily in the global small-cap universe which can affect performance negatively or positively when small-caps underperform or outperform the MSCI All Country World Index, respectively. There are two main drivers of Fund performance: whether holdings in the long portion of the portfolio generate positive returns and whether holdings in the short portion of the portfolio generate negative returns.

During the period, positive returns in the short portion of the Fund led to underperformance versus the MSCI All Country World Index.

In the long portion of the Fund, on an absolute basis, performance was strongest within the Financials, Information Technology, and Industrials sectors. This was partially offset by weaker performance within Real Estate, Healthcare, and Energy. On a country basis, absolute performance was weakest within the United Kingdom, Germany, and Hong Kong. Ensco (Energy) and DeNa Co. (Information Technology) were the top absolute detractor and contributor, respectively, to the long portfolio. Shares of Ensco, a U.K.-based offshore drilling contractor, fell over the period as weakness in the offshore market led to more oil rigs coming off of contracts. Shares of DeNa Co., a Japan-based provider of mobile portal and e-commerce websites, rose with the release of their app platform Miitomo in partnership with Nintendo during the period.

The short portion of the Fund detracted from absolute performance. Short positions detracted the most from absolute returns in the Consumer Staples and Information Technology sectors; this was partially offset by positive contribution from short positions in the Consumer Discretionary and Real Estate sectors. On a country basis, short positions in Japan and Brazil detracted from absolute performance over the period while short positions in the United Kingdom, Italy, and Austria, contributed positively.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We endeavor to keep the portfolio well-positioned regardless of the market environment that may develop. Our bottom-up research process is driven by fundamental research at the company level and supported by our top-down quantitative and macro analytic tools. We continue to systematically use risk controls to mitigate unintended exposures and try to ensure the primary driver of Fund performance remains stock selection.

At the end of the period, the Fund’s largest sector exposures on a net basis were to Industrials and Financials, while Utilities and Materials were the smallest. At the end of the period, net long equity exposure was in line with the Fund’s target.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. When the Fund engages in short selling, substantial losses can result, and the investment of the proceeds from these transactions uses leverage, which may increase the volatility of the Fund’s returns and could cause the Fund to underperform. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Small-cap securities can have greater risk and volatility than large-cap securities. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

9

1 Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016.

Hartford Long/Short Global Equity Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

Composition by Sector

as of October 31, 2016

Sector	Percentage of Net Assets
Long Positions
Equity Securities
Consumer Discretionary	16.6%
Consumer Staples	6.0
Energy	6.2
Financials	20.9
Health Care	9.7
Industrials	23.5
Information Technology	13.6
Materials	8.3
Real Estate	6.8
Telecommunication Services	4.0

Total	115.6%

Short-Term Investments	0.9
Securities Sold Short
Equity Securities
Consumer Discretionary	(9.4)%
Consumer Staples	(2.0)
Energy	(1.6)
Financials	(10.5)
Health Care	(2.7)
Industrials	(10.5)
Information Technology	(9.2)
Materials	(6.4)
Real Estate	(1.1)
Telecommunication Services	(1.7)
Utilities	(0.9)

Total	(56.0)

Other Assets & Liabilities	39.5

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

Composition by Country - Long Positions

as of October 31, 2016

Country	Percentage of Net Assets
Australia	2.0%
Belgium	1.2
Brazil	2.9
Canada	1.9
China	3.3
France	3.7
Germany	0.6
Greece	0.9
Hong Kong	1.7
Indonesia	1.2
Ireland	1.0
Israel	1.0
Italy	1.1
Japan	14.2
Luxembourg	0.7
Malaysia	0.6
Netherlands	1.1
Norway	0.8
Philippines	0.6
Russia	1.3
Singapore	0.6
South Africa	0.8
South Korea	1.0
Spain	0.9
Sweden	2.6
Taiwan	1.1
Thailand	0.6
United Kingdom	8.5
United States	57.7
Short-Term Investments	0.9

Total Long Positions	116.5
Securities Sold Short	(56.0)
Other Assets & Liabilities	39.5

Total	100.0%

Composition by Country - Securities Sold Short

as of October 31, 2016

Country	Percentage of Net Assets
Australia	(1.8)%
Austria	(0.2)
Belgium	(0.6)
Canada	(0.2)
China	(0.8)
France	(1.4)
Germany	(1.1)
Hong Kong	(0.2)
Italy	(0.7)
Japan	(10.3)
Netherlands	(0.6)
Norway	(0.4)
Singapore	(1.1)
South Africa	(1.9)
Spain	(1.7)
Sweden	(0.9)
Switzerland	(0.6)
United Kingdom	(2.9)
United States	(28.6)

Total	(56.0)%

10

Hartford Real Total Return Fund inception 11/29/2013

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term real total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	Since Inception[1]
Real Total Return A2	-6.14%	-3.26%
Real Total Return A3	-11.31%	-5.12%
Real Total Return C2	-6.88%	-3.98%
Real Total Return C3	-7.81%	-3.98%
Real Total Return I2	-5.89%	-2.97%
Real Total Return R3[2]	-6.51%	-3.60%
Real Total Return R4[2]	-6.15%	-3.30%
Real Total Return R5[2]	-5.80%	-3.00%
Real Total Return Y2	-5.78%	-2.93%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.31%	0.13%
Consumer Price Index + 5%	6.64%	6.19%

[1]	Inception: 11/29/2013
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

Consumer Price Index (CPI) + 5% is a custom benchmark created by adding 5% to the annual percentage change in the CPI. The CPI is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. The Fund measures its performance against its secondary performance benchmark, the Consumer Price Index +5%, over a full market cycle, which typically lasts several years. At certain periods during a market cycle, the Fund’s performance may not be in line with that of the secondary performance benchmark and there can be no assurance the CPI or any other index will reflect the exact level of inflation at any given time.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

11

Hartford Real Total Return Fund

Manager Discussion

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Real Total Return Class A	1.46%	1.51%
Real Total Return Class C	2.21%	2.27%
Real Total Return Class I	1.21%	1.21%
Real Total Return Class R3	1.76%	1.84%
Real Total Return Class R4	1.46%	1.55%
Real Total Return Class R5	1.16%	1.24%
Real Total Return Class Y	1.11%	1.11%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual transfer agent reimbursements remain in effect until February 28, 2017 and contractual operating expense reimbursements remain in effect until February 28, 2018, and each automatically renews for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Stephen A. Gorman, CFA

Senior Managing Director and Director of Tactical Asset Allocation

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Real Total Return Fund returned -6.14%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index which returned 0.31% for the same period. The Fund also underperformed the 0.46% average return of the Lipper Absolute Return Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The Fund seeks long-term real total return. We seek to achieve the Fund’s investment objective by actively allocating the Fund’s assets to multiple global asset classes. In addition, we seek to actively manage the Fund’s overall risk and provide attractive real total returns with moderate volatility and low correlation to equities over a full market cycle.

The most recent twelve-month period for global markets was characterized by episodic periods of significant volatility driven by shifts in expectations for monetary policy and increasing political uncertainty. Given this backdrop, there was significant divergence in global equity market performance with emerging markets outperforming developed market equities and U.S. equities producing modestly positive results. In contrast, European, Japanese, and Chinese equities all produced negative total returns for the period. Performance in global bond markets was generally strongly positive for the period as yields for 10-year government bonds declined 0.3%-0.6% over the period. Commodity performance over the period was similarly volatile with crude oil and select agriculture sectors declining sharply, while select industrial and precious metals performed strongly.

In December 2015, the much anticipated monetary policy divergence came to fruition with the European Central Bank (ECB) and Bank of Japan (BOJ) announcing additional policy easing, while the U.S. Federal Reserve (Fed) initiated its well-telegraphed plan to increase short-term rates. 2016 got off to a volatile start as Chinese equities plunged in early January, sparking a global flight to quality trade. Once again, extended monetary policy accommodation by major central banks helped support risk assets. First, the BOJ cut its benchmark rate to negative territory in January 2016. Next, the People’s Bank of China (PBOC) lowered the reserve-requirement ratio in an effort to boost growth. Finally, ECB President Mario Draghi announced more-than-expected stimulus in March. Emerging market equities participated strongly in the market rebound.

After a lengthy and, at times, acrimonious campaign, the British electorate voted to leave the European Union (E.U.) in June 2016 (Brexit). The Brexit vote overshadowed a promising European economic backdrop and the ECB’s reaffirmation of its cautious policy stance. In the U.S., solid economic data helped investors shrug off the Fed’s statements in May suggesting plans to further raise rates. Market participants were also encouraged by improving signs from China’s economic data releases and Beijing’s increased emphasis on currency stability. During the third quarter, expectations for continued accommodative monetary policy from central banks around the globe helped to stoke investors’ risk appetites. While the Fed signaled a

12

Hartford Real Total Return Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

higher probability of a rate increase before year end, market participants appeared more fixated on the downshift in the dot plot (a document that maps the rate projections of each Federal Open Market Committee member). Global equities pulled back slightly in October, amid concerns about a “hard” Brexit scenario, U.S. election uncertainty, and potential monetary policy shifts from the Fed and ECB.

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Fed. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Extended accommodative central bank policy helped support risk assets. Through the second quarter, a rebound in crude oil prices, global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets. However, investors turned more cautious in June as the U.K.’s momentous vote to leave the E.U. led to a spike in global financial market volatility and a flight to safety, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged. In the U.S., markets remained skeptical about the Fed’s ability to raise interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amid speculation around less accommodative monetary policy from central banks and rising prospects of a December 2016 Fed rate increase.

The primary drivers of underperformance relative to the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index during the period were global equity exposures that featured long exposure to Europe and Japan, and short exposure to Brazil in the first quarter of 2016. Other notable areas of weakness were exposures to inflation-sensitive equities and commodities (primarily long crude oil in the first few months of 2016). Significantly offsetting the negative results were exposures to global government and inflation-linked bonds, which performed well as global interest rates declined and a number of inflation-linked bond markets began pricing in higher breakeven inflation expectations. Active manager allocations also detracted modestly over the period with the bulk of negative performance occurring early in the twelve-month period. Strong performance from the absolute return bond & currency (overweight U.S. Dollar), global Energy (overweight U.S. oil and gas exploration equities), and Japan equity (security selection within Consumer Discretionary sector) strategies was offset by weaker performance from our technical variable beta and technical equity strategies due to security selection during the volatile first quarter of 2016. In April, in conjunction with the transition to Steve Gorman as lead portfolio manager, we removed the allocation to the technical variable beta strategy and initiated allocations to three active, sector-focused strategies including Healthcare, Technology and Global Energy. The rationale for this change was to include strategies that drive returns through idiosyncratic security selection. All three of these strategies were additive to overall performance since they were implemented.

As described above, derivatives are integral to the management of the Fund and had an impact on performance within both the market exposures and active manager allocations. These instruments are used across asset classes in portfolio implementation. Over the period, use of derivatives detracted from performance.

What is the outlook?

We expect the trend of weak global growth to continue with modest improvement in the U.S. and China being offset by weakness in Europe and Japan. We expect the implications of the Brexit vote shock and the upcoming U.S. Presidential election will remain as potential sources of volatility in the coming months and years. At the same time, we expect that global monetary policy will remain accommodative due to economic and political uncertainty. Without a strong catalyst to spur sustained improvement in global growth, we expect most asset markets to remain range bound with periodic spikes in volatility in the coming months.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. The value of inflation-protected securities generally fluctuates with changes in real interest rates, and the market for these securities may be less developed or liquid, and more volatile, than other securities markets. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to

13

Hartford Real Total Return Fund

Manager Discussion – (continued)

October 31, 2016 (Unaudited)

changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. The Fund may invest in structured securities that do not have an active trading market, making them difficult to value and sell. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Country

as of October 31, 2016

Country	Percentage of Net Assets
Austria	0.4%
Belgium	0.4
Canada	2.7
China	1.4
Denmark	0.3
Finland	0.3
France	4.6
Germany	0.1
Hong Kong	0.1
Ireland	0.4
Israel	0.2
Italy	2.6
Japan	11.5
Netherlands	0.6
Norway	0.9
Singapore	0.4
South Korea	0.3
Spain	0.8
Sweden	0.6
Switzerland	0.6
Taiwan	0.2
Thailand	0.0
United Kingdom	8.6
United States	36.4
Short-Term Investments	19.1
Other Assets & Liabilities	6.2
Purchased Options	0.3

Total	100.0%

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	42.0%
Exchange Traded Funds	9.9

Total	51.9%

Fixed Income Securities
Corporate Bonds	1.2%
Foreign Government Obligations	21.3

Total	22.5%

Short-Term Investments	19.1
Purchased Options	0.3
Other Assets & Liabilities	6.2

Total	100.0%

14

Alternative Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2016 through October 31, 2016.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to a Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Hartford Global Real Asset Fund (consolidated)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,026.00	$6.31	$1,000.00	$1,018.90	$6.29	1.24%	184	366
Class C	$1,000.00	$1,021.70	$10.11	$1,000.00	$1,015.13	$10.08	1.99%	184	366
Class I	$1,000.00	$1,027.30	$4.99	$1,000.00	$1,020.21	$4.98	0.98%	184	366
Class R3	$1,000.00	$1,023.60	$7.53	$1,000.00	$1,017.70	$7.51	1.48%	184	366
Class R4	$1,000.00	$1,026.00	$5.75	$1,000.00	$1,019.46	$5.74	1.13%	184	366
Class R5	$1,000.00	$1,027.20	$4.69	$1,000.00	$1,020.51	$4.67	0.92%	184	366
Class Y	$1,000.00	$1,027.20	$4.54	$1,000.00	$1,020.66	$4.52	0.89%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

15

Alternative Funds

Expense Examples (Unaudited) – (continued)

Hartford Long/Short Global Equity Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,037.60	$17.31	$1,000.00	$1,008.14	$17.06	3.38%	184	366
Class C	$1,000.00	$1,032.90	$21.05	$1,000.00	$1,004.42	$20.76	4.12%	184	366
Class I	$1,000.00	$1,038.50	$15.83	$1,000.00	$1,009.60	$15.61	3.09%	184	366
Class Y	$1,000.00	$1,038.40	$15.78	$1,000.00	$1,009.65	$15.56	3.08%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

Hartford Real Total Return Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,044.30	$7.55	$1,000.00	$1,017.75	$7.46	1.47%	184	366
Class C	$1,000.00	$1,040.20	$11.44	$1,000.00	$1,013.93	$11.29	2.23%	184	366
Class I	$1,000.00	$1,045.10	$6.17	$1,000.00	$1,019.10	$6.09	1.20%	184	366
Class R3	$1,000.00	$1,042.30	$9.14	$1,000.00	$1,016.19	$9.02	1.78%	184	366
Class R4	$1,000.00	$1,044.40	$7.61	$1,000.00	$1,017.70	$7.51	1.48%	184	366
Class R5	$1,000.00	$1,046.40	$6.07	$1,000.00	$1,019.20	$5.99	1.18%	184	366
Class Y	$1,000.00	$1,046.30	$5.71	$1,000.00	$1,019.56	$5.63	1.11%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

16

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 63.7%
	Automobiles & Components - 0.3%
18,200	NOK Corp.	$410,150
21,300	Toyoda Gosei Co., Ltd.	488,082

		898,232

	Banks - 2.0%
89,355	Banca Popolare dell’Emilia Romagna SC	419,885
171,557	CaixaBank S.A.	517,654
22,400	Dah Sing Financial Holdings Ltd.	151,940
85,367	HSBC Holdings plc	642,911
17,771	KB Financial Group, Inc.	657,826
131,700	Mitsubishi UFJ Financial Group, Inc.	679,547
285,000	Mizuho Financial Group, Inc.	479,869
65,893	Standard Chartered plc*	573,000
19,800	Sumitomo Mitsui Financial Group, Inc.	686,499
5,500	Sumitomo Mitsui Trust Holdings, Inc.	185,585
102,706	UniCredit S.p.A.	254,876

		5,249,592

	Capital Goods - 1.9%
3,351	AGCO Corp.	171,169
10,527	Arconic, Inc.	302,336
113,377	Beijing Enterprises Holdings Ltd.	566,639
400	Caterpillar, Inc.	33,384
15,190	Cie de Saint-Gobain	674,484
17,618	CNH Industrial N.V.	136,780
3,730	CNK International Co., Ltd.*(1)(2)	1,011
57,646	COSCO Corp. Singapore Ltd.*	10,548
100	Cummins, Inc.	12,782
8,961	Deere & Co.	791,256
7,254	Fosun International Ltd.	10,504
1,430	Hino Motors Ltd.	15,587
2,035	Hitachi Construction Machinery Co., Ltd.	42,568
20,300	Japan Steel Works Ltd.	436,028
731	John Bean Technologies Corp.	58,370
1,481	Komatsu Ltd.	32,966
43,222	Kubota Corp.	696,667
2,779	MAN SE	284,447
619	NOW, Inc.*	13,346
58	PACCAR, Inc.	3,185
17,308	Sembcorp Marine Ltd.	16,049
8,697	Vinci S.A.	629,832
32,055	Yangzijiang Shipbuilding Holdings Ltd.	17,137

		4,957,075

	Commercial & Professional Services - 0.2%
8,100	en-japan, Inc.	156,071
204,667	Hays plc	341,845

		497,916

	Diversified Financials - 0.4%
5,609	Julius Baer Group Ltd.*	227,061
44,810	UBS Group AG	633,509
50,050	Uranium Participation Corp.*	138,810

		999,380

	Energy - 33.7%
30,345	Anadarko Petroleum Corp.	1,803,707
3,658	Apache Corp.	217,578
10,640	Baker Hughes, Inc.	589,456
1,607	Baytex Energy Corp.*	6,187
718,569	BP plc	4,247,967
19,654	BP plc ADR	698,700

Shares or Principal Amount		Market Value†
COMMON STOCKS - 63.7% - (continued)
	Energy - 33.7% - (continued)
440,515	Buru Energy Ltd.*	$68,378
35,626	Cabot Oil & Gas Corp.	743,871
106	California Resources Corp.	1,088
21,231	Callon Petroleum Co.*	275,791
41,394	Caltex Australia Ltd.	963,538
6,262	Cameco Corp.	48,227
35,221	Canadian Natural Resources Ltd.	1,117,591
6,157	Cenovus Energy, Inc.	88,823
5,400	Centennial Resource Development, Inc. Class A*	80,190
6,331	Ceres Global AG Corp.*	25,913
70,643	Chevron Corp.	7,399,854
462,000	China Oilfield Services Ltd. Class H	443,417
3,097	Cimarex Energy Co.	399,916
378,000	CNOOC Ltd.	475,628
101,998	Coal India Ltd.	497,516
2,930	Concho Resources, Inc.*	371,934
47,294	ConocoPhillips Co.	2,054,924
9,983	Cosan Ltd. Class A	88,849
14,583	Crew Energy, Inc.*	71,648
5,111	Denbury Resources, Inc.*	12,215
30,516	Devon Energy Corp.	1,156,251
7,510	Diamondback Energy, Inc.*	685,588
5,111	Enbridge, Inc.	220,703
6,560	Energen Corp.	328,853
233,079	Eni S.p.A.	3,382,502
9,401	Eni S.p.A. ADR	273,381
2,499	Ensco plc Class A	19,542
20,657	EOG Resources, Inc.	1,867,806
6,095	EQT Corp.	402,270
136,418	Exxon Mobil Corp.	11,366,348
14,783	FMC Technologies, Inc.*	477,047
430,137	Gazprom PJSC ADR	1,854,698
1,825	Green Plains, Inc.	47,450
12,264	Hess Corp.	588,304
41,210	Hunting plc	253,261
5,895	Husky Energy, Inc.*	63,420
24,033	Imperial Oil Ltd.	780,592
74,200	Indo Tambangraya Megah Tbk PT	81,441
177,500	Inpex Corp.	1,655,856
21,000	Japan Petroleum Exploration Co., Ltd.	459,480
51,805	Kelt Exploration Ltd.*	229,034
1,864	Keyera Corp.	55,949
24,536	Laredo Petroleum, Inc.*	292,469
24,312	Lukoil PJSC ADR	1,182,592
7,847	Marathon Oil Corp.	103,423
5,381	Marathon Petroleum Corp.	234,558
2,907	Murphy Oil Corp.	75,204
5,947	Nabors Industries Ltd.	70,769
2,680	National Oilwell Varco, Inc.	86,028
9,917	Newfield Exploration Co.*	402,531
3,275	Noble Energy, Inc.	112,889
9,360	Oasis Petroleum, Inc.*	98,186
31,145	Occidental Petroleum Corp.	2,270,782
73	Pacific Exploration and Production Corp.*(2)	6
20,200	Painted Pony Petroleum Ltd.*	123,793
9,240	Parsley Energy, Inc. Class A*	303,996
5,859	Pembina Pipeline Corp.	180,012
932,000	PetroChina Co., Ltd. Class H	637,707
249,569	Petroleo Brasileiro S.A. ADR*	2,855,843
78,374	Petronet LNG Ltd.	454,821
4,376	Phillips 66	355,112

The accompanying notes are an integral part of these financial statements.

17

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 63.7% - (continued)
	Energy - 33.7% - (continued)
8,658	Pioneer Natural Resources Co.	$1,549,955
952	PrairieSky Royalty Ltd.	20,704
43,064	QEP Resources, Inc.	692,039
31,673	Raging River Exploration, Inc.*	253,847
1,784	Range Resources Corp.	60,281
84,722	Repsol S.A.	1,182,930
14,919	Rice Energy, Inc.*	329,561
159,064	Royal Dutch Shell plc Class A	3,961,813
48,245	Royal Dutch Shell plc Class A, ADR	2,403,083
124,357	Royal Dutch Shell plc Class B	3,207,478
9,175	Royal Dutch Shell plc Class B, ADR	479,944
5,167	RSP Permian, Inc.*	186,529
32,310	Sasol Ltd. ADR	888,848
10,552	Schlumberger Ltd.	825,483
4,862	Schoeller-Bleckmann Oilfield Equipment AG	344,487
15,224	Seven Generations Energy Ltd. Class A*	324,615
20,971	Spectra Energy Corp.	876,798
86,643	Statoil ASA	1,414,534
11,900	Statoil ASA ADR	193,256
84,110	Suncor Energy, Inc.	2,524,982
128,600	Surgutneftegas OJSC ADR	560,696
34,824	Synergy Resources Corp.*	238,196
16,931	Tatneft PJSC ADR	565,111
3,749	Tenaris S.A. ADR	105,722
101,098	Tidewater Midstream and Infrastructure Ltd.	119,843
54,227	Total S.A.	2,597,739
29,226	Total S.A. ADR	1,395,249
24,084	TransCanada Corp.	1,090,271
6,350	Valero Energy Corp.	376,174
3,484	Vermilion Energy, Inc.	136,627
7,450	Weatherford International plc*	35,909
15,670	Western Refining, Inc.	452,080
34,909	WPX Energy, Inc.*	379,112
25,714	YPF Sociedad Anonima ADR	456,681

		89,113,980

	Food & Staples Retailing - 0.2%
147,337	J Sainsbury plc	451,742

	Food, Beverage & Tobacco - 1.4%
10,837	Adecoagro S.A.*	119,207
21,834	Archer-Daniels-Midland Co.	951,307
46,742	Astra Agro Lestari Tbk PT	54,613
787	Bakkafrost P/F	32,997
15,915	BRF S.A.	266,247
9,878	BRF S.A. ADR	165,160
10,722	Bunge Ltd.	664,871
640	Cal-Maine Foods, Inc.	24,736
63,545	Charoen Pokphand Foods plc	57,195
186,165	China Agri-Industries Holdings Ltd.*	72,753
6,673	Darling Ingredients, Inc.*	90,753
65,860	First Resources Ltd.	86,152
335,647	Golden Agri-Resources Ltd.	92,682
2,726	Kraft Heinz Co.	242,478
5,265	Kuala Lumpur Kepong Bhd	30,060
3,507	Limoneira Co.	69,053
4,087	McLeod Russel India Ltd.	10,420
645	MHP S.A. GDR	6,095
9,849	PureCircle Ltd.*	33,152
5,420	SLC Agricola S.A.	26,845
9,089	Tate & Lyle plc	86,682

Shares or Principal Amount		Market Value†
COMMON STOCKS - 63.7% - (continued)
	Food, Beverage & Tobacco - 1.4% - (continued)
2,370	Tyson Foods, Inc. Class A	$167,915
103,300	Wilmar International Ltd.	245,246

		3,596,619

	Insurance - 0.8%
29,400	Dai-ichi Life Holdings, Inc.	431,033
35,673	Delta Lloyd N.V.	215,512
1,105,836	Shin Kong Financial Holding Co., Ltd.*	239,671
88,110	Storebrand ASA*	453,161
57,200	T&D Holdings, Inc.	691,711
16,616	Tongyang Life Insurance Co., Ltd.	174,083

		2,205,171

	Materials - 13.5%
2,876	African Rainbow Minerals Ltd.	20,838
11,527	Agnico Eagle Mines Ltd.	585,572
7,257	Agrium, Inc.	666,206
344	Allegheny Technologies, Inc.	4,692
181,343	Alrosa PAO*	253,418
65,564	Alumina Ltd.	78,800
41,842	Aluminum Corp. of China Ltd. Class H*	15,541
22,351	Anglo American Platinum Ltd.*	528,460
99,514	Anglo American plc*	1,381,175
13,396	AngloGold Ashanti Ltd.*	182,396
4,862	AngloGold Ashanti Ltd. ADR*	66,804
9,776	Antofagasta plc	65,021
23,802	ArcelorMittal*	160,829
1,744	ArcelorMittal South Africa Ltd.*	1,487
103,844	Barrick Gold Corp.	1,826,831
80,121	BHP Billiton Ltd.	1,399,780
51,197	BHP Billiton plc	769,853
6,685	Boliden AB	154,935
19,220	Buzzi Unicem S.p.A.	373,785
1,455	CAP S.A.	10,156
49,800	Centerra Gold, Inc.	251,729
26,155	CF Industries Holdings, Inc.	627,982
268,578	China Steel Corp.	193,985
16,910	Cia de Minas Buenaventura SAA ADR*	224,734
14,307	Cia Siderurgica Nacional S.A.*	48,138
1,470	Daido Steel Co., Ltd.	6,240
171,597	Eldorado Gold Corp.*	541,930
34,893	Eregli Demir ve Celik Fabrikalari T.A.S.	47,444
3,842	Feng Hsin Iron & Steel Co.	5,092
16,839	First Quantum Minerals Ltd.	159,941
3,030	FMC Corp.	142,077
36,696	Fortescue Metals Group Ltd.	153,999
8,632	Franco-Nevada Corp.	565,051
26,104	Freeport-McMoRan, Inc.	291,843
12,811	Fresnillo plc	257,747
3,024,000	G-Resources Group Ltd.	53,133
23,154	Gerdau S.A. (Preference Shares)	79,936
298,653	Glencore plc*	914,208
15,269	Gold Fields Ltd.	62,974
17,576	Gold Fields Ltd. ADR	72,940
48,974	Goldcorp, Inc.	744,405
96,227	Grupo Mexico S.A.B. de C.V. Series B	236,227
4,646	Harmony Gold Mining Co., Ltd.	14,423
13,904	Hecla Mining Co.	83,285
25,122	Hindalco Industries Ltd.	56,500
3,800	Hitachi Chemical Co., Ltd.	88,832
4,716	Hitachi Metals Ltd.	58,947

The accompanying notes are an integral part of these financial statements.

18

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 63.7% - (continued)
	Materials - 13.5% - (continued)
1,854	Holmen AB Class B	$63,436
1,976	Hyundai Steel Co.	85,146
14,279	Iluka Resources Ltd.(1)	62,601
140,979	Impala Platinum Holdings Ltd.*	569,647
40,283	Incitec Pivot Ltd.	90,096
3,594	Industrias CH S.A.B. de C.V. Series B*(1)	16,980
478	Ingevity Corp.*	19,789
2,286	International Paper Co.	102,939
15,000	Israel Chemicals Ltd.	53,304
202	Israel Corp. Ltd.*	30,074
142,000	Ivanhoe Mines Ltd. Class A*	221,263
12,368	JFE Holdings, Inc.	177,265
32,253	Jiangxi Copper Co., Ltd. Class H	38,074
39,400	JSR Corp.	598,741
1,545	JSW Steel Ltd.	38,396
3,167	K+S AG	64,131
3,611	KGHM Polska Miedz S.A.	65,541
186,084	Kinross Gold Corp.*	718,284
6,614	Kobe Steel Ltd.*	54,581
217	Korea Zinc Co., Ltd.	86,164
479	Koza Altin Isletmeleri AS*	2,729
2,134	Kumba Iron Ore Ltd.*	21,732
18,100	Kyoei Steel Ltd.	344,780
11,901	LafargeHolcim Ltd.*	634,808
29,385	Lonmin plc*	68,515
963	Maruichi Steel Tube Ltd.	31,048
2,775	Mitsubishi Materials Corp.	79,506
27,000	Mitsui Chemicals, Inc.	132,966
13,177	MMC Norilsk Nickel PJSC ADR	198,755
5,107	Mondi plc	99,666
16,848	Monsanto Co.	1,697,773
11,485	Mosaic Co.	270,242
20,900	Neturen Co., Ltd.	169,406
44,228	Newcrest Mining Ltd.	774,407
50,508	Newmont Mining Corp.	1,870,816
18,962	Nippon Steel & Sumitomo Metal Corp.	375,691
30,295	Norsk Hydro ASA	135,441
3,477	Northam Platinum Ltd.*	12,668
15,498	Northern Star Resources Ltd.	50,127
1,011	Novolipetsk Steel PJSC GDR	16,385
7,997	Nucor Corp.	390,653
2,128	OCI N.V.*	29,538
18,689	Oji Holdings Corp.	79,021
2,152	OZ Minerals Ltd.	10,995
64,000	Pacific Metals Co., Ltd.*	192,602
15,184	Petra Diamonds Ltd.	28,269
1,719	POSCO	357,677
56,060	Potash Corp. of Saskatchewan, Inc.	912,015
5,333	Randgold Resources Ltd. ADR	473,197
178,139	Resolute Mining Ltd.	210,427
10,906	Rio Tinto Ltd.	451,230
31,229	Rio Tinto plc	1,085,998
1,200	Royal Bafokeng Platinum Ltd.*	3,648
15,019	Salzgitter AG	493,704
4,388	Severstal PJSC GDR	61,876
7,898	Sibanye Gold Ltd.	21,970
26,770	Silver Wheaton Corp.	645,425
715	Sims Metal Management Ltd.	5,439
3,585	Sociedad Quimica y Minera de Chile S.A. ADR	104,897
137,952	South32 Ltd.	268,083
3,834	Southern Copper Corp.	108,847

Shares or Principal Amount		Market Value†
COMMON STOCKS - 63.7% - (continued)
	Materials - 13.5% - (continued)
1,106	SSAB AB Class A*	$3,508
1,283	SSAB AB Class B*	3,405
377	Stora Enso Oyj Class R	3,563
23,000	Sumitomo Bakelite Co., Ltd.	124,906
12,494	Sumitomo Metal Mining Co., Ltd.	162,358
2,123	Syngenta AG*	845,079
1,011	Syngenta AG	404,568
8,172	Tata Steel Ltd.	49,644
13,167	Teck Resources Ltd. Class B	284,186
9,469	ThyssenKrupp AG	219,710
42,300	Tokyo Steel Manufacturing Co., Ltd.	293,402
22,143	Turquoise Hill Resources Ltd.*	68,676
9,199	UPL Ltd.	96,042
2,712	UPM-Kymmene Oyj	63,085
9,651	Usinas Siderurgicas de Minas Gerais S.A. Class A, (Preference Shares)*	13,636
30,743	Vale S.A.	212,658
92,045	Vale S.A. (Preference Shares)	594,890
21,870	Vedanta Ltd.	66,581
3,751	Vicat S.A.	235,833
2,810	Voestalpine AG	99,547
779	West Fraser Timber Co., Ltd.	26,669
98,575	Western Areas Ltd.*	184,889
2,968	WestRock Co.	137,092
61,626	Yamana Gold, Inc.	220,076
14,127	Yamato Kogyo Co., Ltd.	397,742
5,068	Yara International ASA	179,023
4,600	Yodogawa Steel Works Ltd.	125,592
303,790	Zijin Mining Group Co., Ltd. Class H	96,549

		35,822,654

	Media - 0.5%
10,257	Comcast Corp. Class A	634,088
30,549	SES S.A.	702,813

		1,336,901

	Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
1,138	Bayer AG	112,992
3,117	Evogene Ltd.*	18,638
4,632	Genus plc	106,361
600	Ouro Fino Saude Animal Participacoes S.A.	7,021

		245,012

	Real Estate - 0.7%
6,954	American Tower Corp. REIT	814,939
10,375	Equity LifeStyle Properties, Inc. REIT	786,840
11,790	Sumitomo Real Estate Sales Co., Ltd. REIT	266,475

		1,868,254

	Retailing - 0.1%
1,171	Murphy USA, Inc.*	80,541
14,300	Xebio Holdings Co., Ltd.	221,981

		302,522

	Semiconductors & Semiconductor Equipment - 0.5%
10,243	First Solar, Inc.*	414,739
51,300	Shinko Electric Industries Co., Ltd.	330,607
26,367	SunPower Corp.*	190,897
14,500	Tokyo Seimitsu Co., Ltd.	395,597
1	Tower Semiconductor Ltd.*	14

		1,331,854

The accompanying notes are an integral part of these financial statements.

19

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
COMMON STOCKS - 63.7% - (continued)
		Software & Services - 0.3%
	122,000	Fujitsu Ltd.	$723,597

		Telecommunication Services - 0.9%
	131,051	BT Group plc	601,529
	20,260	KT Corp.	571,528
	37,181	NTT DoCoMo, Inc.	933,763
	18,600	Telefonica Brasil S.A. (Preference Shares)	269,094

			2,375,914

		Transportation - 0.9%
	10,342	Canadian National Railway Co.	650,143
	14,512	D/S Norden A/S*	206,652
	3,052	Flughafen Zuerich AG	561,031
	9,173	Hamburger Hafen und Logistik AG	145,810
	1,590,000	Pacific Basin Shipping Ltd.*	237,412
	145,716	PostNL N.V.*	686,273

			2,487,321

		Utilities - 5.3%
	19,214	Avangrid, Inc.	757,224
	82,478	Cheung Kong Infrastructure Holdings Ltd.	674,985
	784,620	China Longyuan Power Group Corp. Ltd. Class H	598,232
	15,100	Cia de Saneamento Basico do Estado de Sao Paulo	159,420
	33,900	Cia Paranaense de Energia (Preference Shares)	388,172
	98,348	E.ON SE	720,778
	147,183	Enel S.p.A.	632,789
	27,471	Engie S.A.	396,179
	135,171	ENN Energy Holdings Ltd.	635,482
	483,816	Guangdong Investment Ltd.	729,464
	110,343	Iberdrola S.A.	750,934
	32,625	Indraprastha Gas Ltd.	419,005
	5,231	Innogy SE*(3)	207,729
	2,512	Kenon Holdings Ltd.*	24,443
	25,966	National Grid plc	337,760
	7,814	NextEra Energy, Inc.	1,000,192
	137,961	NTPC Ltd.	312,150
	90,561	Osaka Gas Co., Ltd.	376,661
	26,494	Pattern Energy Group, Inc.	592,141
	68,375	Power Assets Holdings Ltd.	641,747
	7,050	Sempra Energy	755,055
	19,167	Severn Trent plc	545,611
	91,326	Snam S.p.A.	481,180
	25,396	SSE plc	493,775
	14,420	Suez Environnement Co.	228,408
	25,262	UGI Corp.	1,169,378

			14,028,894

		Total Common Stocks (cost $161,187,617)	$168,492,630

CORPORATE BONDS - 0.4%
		Chemicals - 0.0%
$	50,000	Eastman Chemical Co. 4.80%, 09/01/2042	$51,146

		Construction Materials - 0.0%
	100,000	Eagle Materials, Inc. 4.50%, 08/01/2026	100,797

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 0.4% - (continued)
		Distribution/Wholesale - 0.0%
$	20,000	Beacon Roofing Supply, Inc. 6.38%, 10/01/2023	$21,400

		Electric - 0.1%
	100,000	Abu Dhabi National Energy Co. PJSC 6.25%, 09/16/2019(4)	111,183
	60,000	Dynegy, Inc. 7.63%, 11/01/2024	57,450

			168,633

		Home Builders - 0.0%
	100,000	Lennar Corp. 4.88%, 12/15/2023	102,000

		Mining - 0.0%
	19,000	Alamos Gold, Inc. 7.75%, 04/01/2020(4)	19,665

		Oil & Gas - 0.2%
	25,000	Anadarko Petroleum Corp. 4.50%, 07/15/2044	23,535
	50,000	Concho Resources, Inc. 5.50%, 04/01/2023	51,150
	25,000	Continental Resources, Inc. 4.90%, 06/01/2044	21,281
	70,000	Devon Energy Corp. 5.00%, 06/15/2045	67,748
	50,000	Hess Corp. 5.60%, 02/15/2041	49,461
		Marathon Oil Corp.
	70,000	3.85%, 06/01/2025	67,591
	75,000	5.90%, 03/15/2018	78,784
	50,000	Matador Resources Co. 6.88%, 04/15/2023	52,500
	50,000	Newfield Exploration Co. 5.63%, 07/01/2024	52,000
	50,000	Occidental Petroleum Corp. 4.40%, 04/15/2046	53,320
	50,000	Petrobras Global Finance B.V. 5.38%, 01/27/2021	49,510
	50,000	RSP Permian, Inc. 6.63%, 10/01/2022	52,687

			619,567

		Pipelines - 0.1%
	75,000	Enterprise Products Operating LLC 4.90%, 05/15/2046	77,170
	60,000	Sunoco Logistics Partners Operations L.P. 5.95%, 12/01/2025	69,103

			146,273

		Total Corporate Bonds (cost $1,223,500)	$1,229,481

FOREIGN GOVERNMENT OBLIGATIONS - 1.0%
		Australia - 0.1%
AUD	275,655	Australia Government Bond 3.00%, 09/20/2025(4)(5)	$254,739

		Brazil - 0.1%
BRL	814,451	Brazil Notas do Tesouro Nacional 6.00%, 08/15/2022(5)	255,108

The accompanying notes are an integral part of these financial statements.

20

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 1.0% - (continued)
		Japan - 0.1%
JPY	36,221,640	Japanese Government CPI Linked Bond 0.10%, 03/10/2026(5)	$365,063

		Mexico - 0.1%
MXN	3,432,993	Mexican Udibonos 4.00%, 11/15/2040(5)	199,190

		New Zealand - 0.2%
NZD	838,755	New Zealand Government Bond 2.00%, 09/20/2025(4)(5)	617,816

		Russia - 0.2%
RUB	23,928,578	Russian Federal Inflation Linked Bond 2.50%, 08/16/2023(5)	369,496

		Thailand - 0.1%
		Thailand Government Bond
THB	7,884,182	1.20%, 07/14/2021(4)(5)	220,900
	3,781,955	1.25%, 03/12/2028(4)(5)	100,924

			321,824

		Turkey - 0.1%
TRY	665,654	Turkey Government Bond 3.00%, 02/23/2022(5)	219,751

		Total Foreign Government Obligations (cost $2,605,130)	$2,602,987

U.S. GOVERNMENT SECURITIES - 22.5%
		U.S. Treasury Securities - 22.5%
		U.S. Treasury Bonds - 2.0%
$	2,881,991	2.00%, 01/15/2026(5)	$3,359,774
	1,501,321	2.38%, 01/15/2025(5)	1,777,537

			5,137,311

		U.S. Treasury Notes - 20.5%
		U.S. Treasury Inflation Indexed Note
	3,776,888	0.13%, 04/15/2018(5)	3,812,923
	2,415,448	0.13%, 04/15/2019(5)	2,453,986
	2,010,639	0.13%, 04/15/2020(5)	2,048,880
	279,455	0.13%, 04/15/2021(5)	285,022
	4,177,716	0.13%, 01/15/2022(5)	4,260,088
	2,749,241	0.13%, 07/15/2022(5)	2,811,888
	5,632,435	0.13%, 01/15/2023(5)	5,713,131
	2,358,294	0.13%, 07/15/2024(5)	2,382,261
	1,180,625	0.13%, 07/15/2026(5)	1,183,844
	4,021,681	0.25%, 01/15/2025(5)	4,074,924
	2,690,818	0.38%, 07/15/2023(5)	2,781,552
	1,878,879	0.38%, 07/15/2025(5)	1,928,697
	1,843,352	0.63%, 07/15/2021(5)	1,933,531
	5,083,634	0.63%, 01/15/2024(5)	5,310,720
	1,596,436	0.63%, 01/15/2026(5)	1,666,404
	111,812	1.00%, 02/15/2046	120,454
	3,032,154	1.13%, 01/15/2021(5)	3,222,397
	662,622	1.25%, 07/15/2020(5)	707,521
	4,313,631	1.38%, 01/15/2020(5)	4,574,391
	1,466,387	1.88%, 07/15/2019(5)	1,572,030
	1,402,200	2.13%, 01/15/2019(5)	1,490,011

			54,334,655

		Total U.S. Government Securities (cost $58,804,261)	$59,471,966

Shares or Principal Amount			Market Value†
CONVERTIBLE BONDS - 0.1%
		Biotechnology - 0.0%
$	10,000	Acorda Therapeutics, Inc. 1.75%, 06/15/2021	$7,743
		Incyte Corp.
	10,000	0.38%, 11/15/2018	17,850
	10,000	1.25%, 11/15/2020	18,150

			43,743

		Electrical Components & Equipment - 0.1%
	84,000	SunPower Corp. 0.88%, 06/01/2021	62,580

		Oil & Gas - 0.0%
	39,000	PDC Energy, Inc. 1.13%, 09/15/2021	39,634

		Total Convertible Bonds (cost $150,080)	$145,957

EXCHANGE TRADED FUNDS - 1.4%
		Other Investment Pools & Funds - 1.4%
	588	ETFS Platinum Trust*	$55,307
	46,200	PowerShares Senior Loan Portfolio	1,070,916
	27,500	VanEck Vectors Agribusiness ETF	1,356,025
	56,926	VanEck Vectors Gold Miners ETF	1,395,826

		Total Exchange Traded Funds (cost $3,837,255)	$3,878,074

CONVERTIBLE PREFERRED STOCKS - 0.0%
		Energy - 0.0%
	700	Hess Corp. 8.00%	$41,405
	650	WPX Energy, Inc. Series A 6.25%	33,436

		Total Convertible Preferred Stocks (cost $79,836)	$74,841

WARRANTS - 0.0%
		Materials - 0.0%
	17,550	Shandong Denghai Seeds Co., Ltd. , Expires 4/24/18*	$45,127

		Total Warrants (cost $21,231)	$45,127

		Total Long-Term Investments (cost $227,908,910)	$235,941,063

The accompanying notes are an integral part of these financial statements.

21

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 9.6%
	Other Investment Pools & Funds - 9.6%
25,282,987	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$25,282,987

	Total Short-Term Investments (cost $25,282,987)	$25,282,987

Total Investments Excluding Purchased Options (cost $253,191,897)	98.7%	$261,224,050

Total Purchased Options (cost $201,821)	0.1%	$129,808

Total Investments (cost $253,393,718)^	98.8%	$261,353,858
Other Assets and Liabilities	1.2%	3,297,886

Total Net Assets	100.0%	$264,651,744

The accompanying notes are an integral part of these financial statements.

22

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

The Consolidated Schedule of Investments includes investments held by The Hartford Cayman Global Real-Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of October 31, 2016, the Fund invested 17.9% of its total assets in the Subsidiary.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $289,522,869 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(25,346,458)

Net Unrealized Depreciation	$(25,346,458)

For federal income tax purposes the Cayman Islands subsidiary is a controlled foreign corporation (CFC) and it is treated as a separate investment. Therefore, the CFC’s tax cost and fair market value are considered on the tax cost and unrealized appreciation/depreciation presented above.

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of these securities was $1,011, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
01/2013	3,730	CNK International Co., Ltd.	$20,155
05/2015	73	Pacific Exploration and Production Corp.	43

			$20,198

At October 31, 2016, the aggregate value of these securities was $1,017, which represents 0.0% of total net assets.

(3)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At October 31, 2016, the aggregate value of this security was $207,729, which represents 0.1% of total net assets.

(4)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $1,325,227, which represents 0.5% of total net assets.

(5)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

The accompanying notes are an integral part of these financial statements.

23

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

OTC Option Contracts Outstanding at October 31, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Puts
BBG Commodity Index Option	JPM	85.65 USD	01/27/17	USD	5,848	$15,892	$17,280	$(1,388)
USD Put/RUB Call	DEUT	58.00 RUB per USD	08/18/17	USD	13,427,746	87,160	124,878	(37,718)

Total Puts					13,433,594	$103,052	$142,158	$(39,106)

Total purchased option contracts					13,433,594	$103,052	$142,158	$(39,106)

Exchange Traded Option Contracts Outstanding at October 31, 2016
Description	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
Corn Future Option	400.00 USD	11/25/16	USD	6	$112	$6,639	$(6,527)
Crude Oil Future Option	60.00 USD	11/16/16	USD	12	120	29,454	(29,334)
Primary Aluminum Future Option	1,800.00 USD	06/07/17	USD	8	12,224	12,174	50

Total Calls				26	$12,456	$48,267	$(35,811)

Puts
Soybean Future Option	1,000.00 USD	12/23/16	USD	13	$14,300	$11,396	$2,904

Total purchased option contracts				39	$26,756	$59,663	$(32,907)

Written option contracts:
Calls
Aluminum Future Option	2,200.00 USD	06/07/17	USD	(8)	$(624)	$(624)	$0
Crude Oil Future Option	70.00 USD	11/16/16	USD	(12)	(120)	(8,586)	8,466

Total Calls				(20)	$(744)	$(9,210)	$8,466

Puts
Primary Aluminum Option	1,500.00 USD	06/07/17	USD	(8)	$(2,776)	$(2,776)	$0

Total written option contracts				(28)	$(3,520)	$(11,986)	$8,466

Futures Contracts Outstanding at October 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
10-Year Mini JGB Future	2	12/12/2016	$289,508	$289,291	$(217)
Brent Crude Oil Future	42	11/30/2016	2,166,540	2,041,620	(124,920)
Coffee Future	3	03/21/2017	181,365	188,494	7,129
Corn Future	35	03/14/2017	640,014	634,812	(5,202)
Cotton No. 2 Future	39	12/07/2016	1,377,439	1,342,770	(34,669)
Cotton No. 2 Future	3	03/09/2017	106,995	104,055	(2,940)
Gasoline Future	4	11/30/2016	249,031	238,476	(10,555)
Gasoline Future	9	12/30/2016	532,533	535,702	3,169
Gold 100oz Future	13	12/28/2016	1,732,965	1,655,030	(77,935)
Henry Hub Natural Gas Future	10	12/28/2016	109,522	79,875	(29,647)
Henry Hub Natural Gas Future	10	01/27/2017	109,522	80,575	(28,947)
Henry Hub Natural Gas Future	10	02/24/2017	109,522	79,975	(29,547)
Henry Hub Natural Gas Future	11	03/29/2017	120,475	84,508	(35,967)
Henry Hub Natural Gas Future	11	04/26/2017	120,475	84,205	(36,270)

The accompanying notes are an integral part of these financial statements.

24

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

Futures Contracts Outstanding at October 31, 2016 - (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts: - (continued)
Henry Hub Natural Gas Future	11	05/26/2017	$120,475	$85,113	$(35,362)
Henry Hub Natural Gas Future	11	06/28/2017	120,475	85,965	(34,510)
Henry Hub Natural Gas Future	11	07/27/2017	120,475	85,965	(34,510)
Henry Hub Natural Gas Future	11	08/29/2017	120,475	85,525	(34,950)
Henry Hub Natural Gas Future	11	09/27/2017	120,475	86,020	(34,455)
Henry Hub Natural Gas Future	11	10/27/2017	120,475	87,230	(33,245)
Henry Hub Natural Gas Future	10	11/28/2017	109,522	82,975	(26,547)
KC Hard Red Winter Wheat Future	28	12/14/2016	617,593	580,650	(36,943)
KC Hard Red Winter Wheat Future	5	03/14/2017	109,704	108,125	(1,579)
LME Copper Future	12	12/19/2016	1,420,875	1,454,700	33,825
LME Nickel Future	78	12/19/2016	4,787,680	4,893,174	105,494
LME Nickel Future	26	01/16/2017	1,640,573	1,633,398	(7,175)
LME Zinc Future	16	12/19/2016	914,772	983,200	68,428
LME Zinc Future	33	01/16/2017	2,013,295	2,030,737	17,442
Lean Hogs Future	13	12/14/2016	232,527	249,340	16,813
Lean Hogs Future	18	02/14/2017	370,007	393,300	23,293
Low Sulphur Gas Oil Future	16	12/12/2016	714,040	706,000	(8,040)
NY Harbor ULSD	5	11/30/2016	332,682	315,819	(16,863)
Natural Gas Future	69	11/28/2016	2,182,045	2,087,940	(94,105)
Natural Gas Future	17	01/27/2017	543,340	547,910	4,570
Natural Gas Future	17	02/24/2017	538,926	543,830	4,904
Palladium Future	5	12/28/2016	347,495	309,000	(38,495)
Platinum Future	2	01/27/2017	110,139	97,860	(12,279)
Primary Aluminum Future	46	12/19/2016	1,805,808	1,993,525	187,717
Silver Future	3	12/28/2016	296,212	266,940	(29,272)
Soybean Future	13	01/13/2017	644,004	657,637	13,633
Soybean Meal Future	15	12/14/2016	510,615	474,150	(36,465)
Soybean Meal Future	10	01/13/2017	323,099	317,900	(5,199)
Soybean Oil Future	7	07/14/2017	151,549	150,612	(937)
Sugar No. 11 Future	23	02/28/2017	593,645	555,643	(38,002)
Sugar No. 11 Future	9	04/28/2017	205,103	212,789	7,686
Uranium Future	21	12/23/2016	156,273	98,438	(57,835)
WTI Crude Future	20	11/21/2016	1,040,940	937,200	(103,740)
WTI Crude Future	11	12/20/2016	511,760	522,060	10,300
WTI Crude Future	8	05/22/2017	423,556	399,120	(24,436)
WTI Crude Future	2	11/20/2017	103,505	102,320	(1,185)
Wheat Future	7	12/14/2016	152,449	145,687	(6,762)

Total					$(665,304)

Short position contracts:
Brent Crude Oil Future	3	10/26/2017	$36,451	$55,650	$(19,199)
Brent Crude Oil Future	3	10/31/2018	155,055	165,030	(9,975)
Cattle Feeder Future	2	11/17/2016	120,293	121,850	(1,557)
Cattle Feeder Future	5	01/26/2017	288,867	290,000	(1,133)
LME Nickel Future	63	12/19/2016	3,935,037	3,952,179	(17,142)
Live Cattle Future	10	12/30/2016	428,443	413,300	15,143
Natural Gas Future	5	03/29/2017	151,509	153,650	(2,141)
Primary Aluminum Future	55	12/19/2016	2,292,071	2,383,563	(91,492)
Soybean Oil Future	16	01/13/2017	342,055	339,744	2,311
U.S. Treasury 10-Year Note Future	14	12/20/2016	1,830,315	1,814,750	15,565
U.S. Treasury 5-Year Note Future	4	12/30/2016	484,679	483,187	1,492
U.S. Treasury Ultra Bond Future	1	12/20/2016	186,760	175,937	10,823
WTI Crude Future	2	11/19/2018	107,554	105,540	2,014

Total					$(95,291)

Total futures contracts					$(760,595)

The accompanying notes are an integral part of these financial statements.

25

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

OTC Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/ Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Sell protection:
CMBX.NA.BBB.6	MSC	USD	50,000	3.00%	05/11/63	$—	$(4,727)	$(4,067)	$660
CMBX.NA.BBB.6	DEUT	USD	125,000	3.00%	05/11/63	—	(10,547)	(10,178)	369

Total						$—	$(15,274)	$(14,245)	$1,029

Total traded indices						$—	$(15,274)	$(14,245)	$1,029

Credit default swaps on single-name issues:
Sell protection:
Kingdom of Saudi Arabia	BCLY	USD	75,000	1.00%/1.32%	12/20/21	$—	$(2,333)	$(1,088)	$1,245
Lennar Corp.	BCLY	USD	50,000	5.00%/2.34%	12/20/21	6,569	—	6,594	25
Valero Energy Corp.	MSC	USD	75,000	1.00%/1.46%	12/20/21	—	(2,332)	(1,590)	742

Total						$6,569	$(4,665)	$3,916	$2,012

Total single-name issues						$6,569	$(4,665)	$3,916	$2,012

Total OTC contracts						$6,569	$(19,939)	$(10,329)	$3,041

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2016
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
HSBC	2.05% Fixed	6M THBFIX	THB	1,990,000	08/15/26	$—	$—	$914	$914
HSBC	2.06% Fixed	6M THBFIX	THB	2,335,000	08/15/26	—	—	982	982

Total						$—	$—	$1,896	$1,896

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2016
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
1.75% Fixed	3M USD LIBOR	USD	100,000	12/21/46	$—	$(1,466)	$3,025	$4,491

The accompanying notes are an integral part of these financial statements.

26

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

OTC Total Return Swap Contracts Outstanding at October 31, 2016
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Platinum Spot	GSC	USD	303,371	(Platinum Spot)	10/31/17	$—	$—	$(615)	$(615)
S&P GSCI Industrial Metals	GSC	USD	269,703	(S&P Metals Index Excess Return)	11/30/16	—	—	—	0
Soybean Meal Subindex	BCLY	USD	354,056	(Soy Meal Subindex)	10/26/17	—	—	(11,529)	(11,529)
Sugar No. 11 Index	GSC	BRL	558,992	Sugar No.11 Index	09/15/17	—	—	—	0
Wheat Subindex	BCLY	USD	342,011	Wheat Subindex	10/26/17	—	—	(1,443)	(1,443)

Total						$—	$—	$(13,587)	$(13,587)

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/30/16	GSC	$1,467,794	$1,470,793	$2,999
AUD	Buy	11/30/16	HSBC	2,797,414	2,791,086	(6,328)
AUD	Sell	11/30/16	GSC	1,731,693	1,723,146	8,547
AUD	Sell	11/30/16	HSBC	262,067	261,474	593
BRL	Buy	11/03/16	GSC	256,515	255,392	(1,123)
BRL	Buy	11/03/16	SCB	259,749	255,393	(4,356)
BRL	Sell	11/03/16	SCB	256,515	255,392	1,123
BRL	Sell	11/03/16	GSC	249,763	255,392	(5,629)
BRL	Sell	12/02/16	SCB	257,519	253,104	4,415
CNY	Sell	11/30/16	JPM	4,036,321	4,048,525	(12,204)
EUR	Buy	11/30/16	CBK	9,811	9,892	81
JPY	Sell	11/30/16	CBK	11,363,244	11,288,644	74,600
MXN	Buy	11/30/16	BCLY	137,521	134,588	(2,933)
MXN	Sell	11/30/16	BCLY	210,402	205,915	4,487
NZD	Sell	11/30/16	CBA	615,043	616,372	(1,329)
PEN	Buy	11/30/16	GSC	108,164	108,116	(48)
RUB	Sell	11/30/16	BCLY	187,719	184,351	3,368
THB	Sell	11/30/16	JPM	324,154	323,689	465
TRY	Sell	11/30/16	SCB	105,130	105,973	(843)

Total						$65,885

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

27

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
SCB	Standard Chartered Bank

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CNY	Chinese Yuan
EUR	Euro
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar

Index Abbreviations:
GSCI	Goldman Sachs Commodity
S&P	Standard & Poors

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust
THBFIX	Thai Baht Interest Rate Fixing

The accompanying notes are an integral part of these financial statements.

28

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$898,232	$—	$898,232	$—
Banks	5,249,592	—	5,249,592	—
Capital Goods	4,957,075	1,385,828	3,570,236	1,011
Commercial & Professional Services	497,916	—	497,916	—
Diversified Financials	999,380	138,810	860,570	—
Energy	89,113,980	59,181,086	29,932,894	—
Food & Staples Retailing	451,742	—	451,742	—
Food, Beverage & Tobacco	3,596,619	2,885,014	711,605	—
Insurance	2,205,171	—	2,205,171	—
Materials	35,822,654	16,346,617	19,476,037	—
Media	1,336,901	634,088	702,813	—
Pharmaceuticals, Biotechnology & Life Sciences	245,012	122,469	122,543	—
Real Estate	1,868,254	1,601,779	266,475	—
Retailing	302,522	80,541	221,981	—
Semiconductors & Semiconductor Equipment	1,331,854	605,636	726,218	—
Software & Services	723,597	—	723,597	—
Telecommunication Services	2,375,914	269,094	2,106,820	—
Transportation	2,487,321	650,143	1,837,178	—
Utilities	14,028,894	5,029,311	8,999,583	—
Corporate Bonds	1,229,481	—	1,229,481	—
Foreign Government Obligations	2,602,987	—	2,602,987	—
U.S. Government Securities	59,471,966	—	59,471,966	—
Convertible Bonds	145,957	—	145,957	—
Exchange Traded Funds	3,878,074	3,878,074	—	—
Convertible Preferred Stocks	74,841	74,841	—	—
Warrants	45,127	—	45,127	—
Short-Term Investments	25,282,987	25,282,987	—	—
Purchased Options	129,808	26,756	103,052	—
Foreign Currency Contracts(2)	100,678	—	100,678	—
Futures Contracts(2)	551,751	551,751	—	—
Swaps - Credit Default(2)	3,041	—	3,041	—
Swaps - Interest Rate(2)	6,387	—	6,387	—

Total	$262,015,715	$118,744,825	$143,269,879	$1,011

Liabilities
Foreign Currency Contracts(2)	$(34,793)	$—	$(34,793)	$—
Futures Contracts(2)	(1,312,346)	(1,312,346)	—	—
Swaps - Total Return(2)	(13,587)	—	(13,587)	—
Written Options	(3,520)	(3,520)	—	—

Total	$(1,364,246)	$(1,315,866)	$(48,380)	$—

(1)	For the year ended October 31, 2016, investments valued at $574,004 were transferred from Level 1 to Level 2 due to the application of a systematic fair valuation model factor, and investments valued at $141,928 were transferred from Level 2 to Level 1 due to the discontinuation of a systematic fair valuation model factor.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

29

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Common Stocks	Total
Beginning balance	$20,059	$20,059
Purchases	—	—
Sales	(2)	(2)
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	(58,929)	(58,929)
Net change in unrealized appreciation/depreciation	55,427	55,427
Transfers into Level 3	—	—
Transfers out of Level 3(1)	(15,544)	(15,544)

Ending balance	$1,011	$1,011

(1)	For the year ended October 31, 2016, investments valued at $15,544 were transferred from Level 3 to Level 2 due to resumption of trading.

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $40,100.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

30

Hartford Long/Short Global Equity Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 112.2%
	Automobiles & Components - 2.3%
15,300	Keihin Corp.	$250,109
6,160	Tenneco, Inc.*	339,231

		589,340

	Banks - 5.4%
25,600	Banco do Estado do Rio Grande do Sul S.A. Class B, (Preference Shares)	109,073
143,500	Genworth Mortgage Insurance Australia Ltd.	333,558
4,652	IBERIABANK Corp.	305,404
18,320	Sterling Bancorp	329,760
10,390	Zions Bancorp	334,662

		1,412,457

	Capital Goods - 13.7%
11,980	Alstom S.A.*	321,923
8,827	Applied Industrial Technologies, Inc.	448,412
26,000	Beijing Enterprises Holdings Ltd.	129,944
39,900	Hazama Ando Corp.	257,216
21,900	Hino Motors Ltd.	238,714
7,500	Kyudenko Corp.	241,625
26,600	Minebea Co., Ltd.	271,439
5,840	Moog, Inc. Class A*	339,129
17,070	NOW, Inc.*	368,029
6,830	Owens Corning	333,167
19,597	Rexel S.A.	271,795
3,351	Teledyne Technologies, Inc.*	360,836

		3,582,229

	Commercial & Professional Services - 1.7%
17,528	Berendsen plc	206,849
6,330	Robert Half International, Inc.	236,869

		443,718

	Consumer Durables & Apparel - 6.3%
12,142	Acushnet Holdings Corp.*	211,392
26,000	Alpine Electronics, Inc.	347,056
81,000	ANTA Sports Products Ltd.	233,590
52,900	Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	178,156
8,333	Electrolux AB Series B	197,228
13,730	La-Z-Boy, Inc.	321,282
227,600	Man Wah Holdings Ltd.	151,057

		1,639,761

	Consumer Services - 4.2%
6,290	Cheesecake Factory, Inc.	334,565
3,493	China Lodging Group Ltd. ADR	150,234
63,909	Domino’s Pizza Group plc	265,726
97,600	MGM China Holdings Ltd.	161,024
3,586	New Oriental Education & Technology Group, Inc. ADR*	179,766

		1,091,315

	Diversified Financials - 7.4%
10,680	Green Dot Corp. Class A*	237,096
43,495	MFA Financial, Inc. REIT	317,949
18,790	MTGE Investment Corp. REIT	320,370
6,020	Noah Holdings Ltd. ADR*	141,831
23,603	Redwood Trust, Inc. REIT	331,858
29,550	Santander Consumer USA Holdings, Inc.*	360,510
11,120	Solar Capital Ltd.	223,734

		1,933,348

Shares or Principal Amount		Market Value†
COMMON STOCKS - 112.2% - (continued)
	Energy - 6.2%
15,138	Forum Energy Technologies, Inc.*	$272,484
46,946	Hunting plc	288,512
15,200	Japan Petroleum Exploration Co., Ltd.	332,576
59,300	Precision Drilling Corp.	264,381
82,400	United Tractors Tbk PT	136,308
31,530	WPX Energy, Inc.*	342,416

		1,636,677

	Food & Staples Retailing - 1.6%
21,155	Clicks Group Ltd.	196,900
7,392	X5 Retail Group N.V. GDR*	220,577

		417,477

	Food, Beverage & Tobacco - 3.0%
71,521	Cloetta AB Class B	253,392
36,700	Heineken Malaysia Bhd	150,258
4,368	Sanderson Farms, Inc.	393,032

		796,682

	Health Care Equipment & Services - 8.2%
1,176	BioMerieux	171,333
17,350	Community Health Systems, Inc.*	91,608
4,624	DiaSorin S.p.A.	284,180
6,155	Glaukos Corp.*	205,577
16,303	Globus Medical, Inc. Class A*	360,785
6,600	LifePoint Health, Inc.*	395,010
6,296	Surgical Care Affiliates, Inc.*	269,406
3,330	WellCare Health Plans, Inc.*	377,988

		2,155,887

	Household & Personal Products - 1.4%
4,200	Hypermarcas S.A.	35,211
5,396	Nu Skin Enterprises, Inc. Class A	332,663

		367,874

	Insurance - 4.7%
8,578	Ageas	313,384
3,488	Assurant, Inc.	280,854
14,598	Assured Guaranty Ltd.	436,334
30,541	Coface S.A.*	197,759

		1,228,331

	Materials - 8.3%
5,840	Cabot Corp.	304,497
6,520	Carpenter Technology Corp.	206,097
48,900	Centerra Gold, Inc.	247,180
24,520	Graphic Packaging Holding Co.	306,500
88,700	PTT Global Chemical PCL	152,068
5,128	Reliance Steel & Aluminum Co.	352,704
54,500	Tokyo Steel Manufacturing Co., Ltd.	378,024
4,155	Vidrala S.A.	238,320

		2,185,390

	Media - 2.5%
18,900	TV Asahi Holdings Corp.	354,565
34,587	UBM plc	303,670

		658,235

	Pharmaceuticals, Biotechnology & Life Sciences - 1.5%
13,610	Aduro Biotech, Inc.*	146,308
3,200	ICON plc*	256,896

		403,204

The accompanying notes are an integral part of these financial statements.

31

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 112.2% - (continued)
	Real Estate - 6.8%
4,010	Coresite Realty Corp. REIT	$295,697
20,554	D Carnegie & Co. AB*	230,940
20,417	Entra ASA(1)	218,846
52,804	GPT Group REIT	186,682
1,758,800	Megaworld Corp.	145,785
9,500	Sumitomo Real Estate Sales Co., Ltd. REIT	214,717
36,300	Takara Leben Co., Ltd.	246,236
23,406	Washington Prime Group, Inc. REIT	245,529

		1,784,432

	Retailing - 1.3%
2,377	Hornbach Holding AG & Co. KGaA	167,263
128,600	Matahari Department Store Tbk PT	177,347

		344,610

	Semiconductors & Semiconductor Equipment - 4.5%
22,200	Entegris, Inc.*	352,980
5,814	First Solar, Inc.*	235,409
6,000	MKS Instruments, Inc.	302,700
2,890	Silicon Motion Technology Corp. ADR	117,363
63,929	Win Semiconductors Corp.	177,541

		1,185,993

	Software & Services - 4.4%
300	Blackline, Inc.*	6,825
8,319	Cardtronics plc Class A*	415,950
5,900	Dena Co., Ltd.	189,814
3,281	Exlservice Holdings, Inc.*	144,462
6,761	Wix.com Ltd.*	270,440
6,608	Yandex N.V. Class A*	130,112

		1,157,603

	Technology Hardware & Equipment - 4.7%
4,070	Arista Networks, Inc.*	344,933
4,800	Arrow Electronics, Inc.*	293,376
4,408	Seagate Technology plc	151,238
11,355	Spectris plc	284,312
33,000	Sunny Optical Technology Group Co., Ltd.	160,936

		1,234,795

	Telecommunication Services - 4.0%
24,047	Hellenic Telecommunications Organization S.A.	220,517
16,150	KT Corp. ADR	258,239
4,193	Millicom International Cellular S.A.	184,227
54,384	Vonage Holdings Corp.*	373,074

		1,036,057

	Transportation - 8.1%
20,300	Hitachi Transport System Ltd.	418,473
60,800	JSL S.A.	222,857
16,000	Localiza Rent a Car S.A.	198,647
14,420	Marten Transport Ltd.	295,610
61,126	PostNL N.V.*	287,883
48,000	SATS Ltd.	166,986
23,220	Swift Transportation Co.*	519,663

		2,110,119

	Total Common Stocks (cost $28,001,468)	$29,395,534

Shares or Principal Amount		Market Value†
EXCHANGE TRADED FUNDS - 3.4%
	Other Investment Pools & Funds - 3.4%
5,823	iShares Core MSCI EAFE ETF	$313,510
2,660	iShares Russell 2000 ETF	315,210
11,308	WisdomTree India Earnings Fund	245,610

	Total Exchange Traded Funds (cost $862,046)	$874,330

	Total Long-Term Investments (cost $28,863,514)	$30,269,864

SHORT-TERM INVESTMENTS - 0.9%
	Other Investment Pools & Funds - 0.9%
241,482	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$241,482

	Total Short-Term Investments (cost $241,482)	$241,482

Total Investments (cost $29,104,996)^	116.5%	$30,511,346

Total Securities Sold Short (proceeds $14,792,347)	(56.0)%	$(14,656,465)
Other Assets and Liabilities	39.5%	10,338,714

Total Net Assets	100.0%	$26,193,595

SECURITIES SOLD SHORT - (56.0%)
COMMON STOCKS - (56.0%)
	Automobiles & Components - (0.9%)
(42,696)	Brilliance China Automotive Holdings Ltd.	$(50,787)
(2,982)	Nifco, Inc.	(171,739)

		(222,526)

	Banks - (3.3%)
(10,925)	Kearny Financial Corp.	(152,404)
(2,804)	Pinnacle Financial Partners, Inc.	(144,687)
(50,080)	Seven Bank Ltd.	(153,955)
(6,200)	Suruga Bank Ltd.	(151,360)
(7,783)	TFS Financial Corp.	(138,693)
(2,223)	Westamerica Bancorp	(110,172)

		(851,271)

	Capital Goods - (5.9%)
(12,685)	Builders FirstSource, Inc.	(122,664)
(2,945)	EnPro Industries, Inc.	(159,383)
(4,496)	Herc Holdings, Inc.	(135,285)
(7,313)	Keihan Holdings Co., Ltd.	(49,375)
(4,761)	METAWATER Co., Ltd.	(129,935)
(5,522)	MonotaRO Co., Ltd.	(134,307)
(302)	Rational AG	(156,918)
(86,081)	Sembcorp Industries Ltd.	(155,877)
(2,668)	SHO-BOND Holdings Co., Ltd.	(128,660)
(4,338)	SPX FLOW, Inc.	(108,840)
(8,683)	Sunrun, Inc.	(45,238)
(14,974)	Zardoya Otis S.A.	(126,113)
(3,874)	Zodiac Aerospace	(94,147)

		(1,546,742)

The accompanying notes are an integral part of these financial statements.

32

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
SECURITIES SOLD SHORT - (56.0%) - (continued)
COMMON STOCKS - (56.0%) - (continued)
	Commercial & Professional Services - (2.1%)
(8,783)	Covanta Holding Corp.	$(131,745)
(30,130)	IPH Ltd.	(133,956)
(4,357)	Mobile Mini, Inc.	(110,450)
(2,532)	Outsourcing, Inc.	(96,087)
(8,868)	Relia, Inc.	(84,977)

		(557,215)

	Consumer Durables & Apparel - (2.1%)
(4,557)	CalAtlantic Group, Inc.	(147,282)
(2,829)	LGI Homes, Inc.	(84,191)
(1,659)	Rinnai Corp.	(159,374)
(5,393)	Toll Brothers, Inc.	(147,984)

		(538,831)

	Consumer Services - (4.4%)
(2,308)	Bright Horizons Family Solutions, Inc.	(154,428)
(10,241)	ClubCorp Holdings, Inc.	(118,284)
(8,400)	Colowide Co., Ltd.	(163,202)
(5,005)	Evolution Gaming Group AB(1)	(144,409)
(6,670)	Fuji Kyuko Co., Ltd.	(76,491)
(7,082)	Houghton Mifflin Harcourt Co.	(89,587)
(5,580)	McDonald’s Holdings Co. Japan Ltd.	(160,552)
(11,109)	SeaWorld Entertainment, Inc.	(155,637)
(11,089)	Tuniu Corp. ADR	(99,690)

		(1,162,280)

	Diversified Financials - (3.3%)
(1,153)	Ackermans & van Haaren N.V.	(160,036)
(3,316)	Banca Generali S.p.A.	(73,737)
(2,330)	CBOE Holdings, Inc.	(147,279)
(69,468)	FlexiGroup Ltd.	(118,630)
(7,053)	ICAP plc	(41,821)
(1,514)	PRA Group, Inc.	(48,297)
(3,758)	Provident Financial plc	(135,477)
(1,161)	Wendel S.A.	(133,568)

		(858,845)

	Energy - (1.6%)
(13,993)	MEG Energy Corp.	(57,065)
(5,871)	Par Pacific Holdings, Inc.	(74,797)
(4,565)	SemGroup Corp. Class A	(147,221)
(21,537)	Synergy Resources Corp.	(147,313)

		(426,396)

	Food & Staples Retailing - (0.4%)
(8,636)	Smart & Final Stores, Inc.	(103,632)

	Food, Beverage & Tobacco - (1.6%)
(4,031)	Ito En Ltd.	(146,768)
(5,312)	Kagome Co., Ltd.	(139,289)
(3,650)	Snyder’s-Lance, Inc.	(129,830)

		(415,887)

	Health Care Equipment & Services - (2.7%)
(12,546)	Endologix, Inc.	(131,231)
(8,422)	K2M Group Holdings, Inc.	(143,763)
(1,588)	Nevro Corp.	(145,969)
(113,942)	Raffles Medical Group Ltd.	(123,190)
(35,443)	Regis Healthcare Ltd.	(105,981)
(664)	Sartorius AG (Preference Shares)	(52,268)

		(702,402)

Shares or Principal Amount		Market Value†
SECURITIES SOLD SHORT - (56.0%) - (continued)
COMMON STOCKS - (56.0%) - (continued)
	Insurance - (2.6%)
(6,075)	Discovery Ltd.	$(51,929)
(1,551)	Erie Indemnity Co. Class A	(158,807)
(1,595)	Mercury General Corp.	(86,880)
(2,900)	ProAssurance Corp.	(154,570)
(1,425)	RLI Corp.	(79,429)
(13,464)	St James’s Place plc	(155,493)

		(687,108)

	Materials - (6.4%)
(5,532)	A Schulman, Inc.	(159,045)
(5,590)	CF Industries Holdings, Inc.	(134,216)
(2,134)	Compass Minerals International, Inc.	(153,328)
(17,754)	Essentra plc	(110,657)
(3,663)	Flotek Industries, Inc.	(43,150)
(2,972)	FP Corp.	(160,084)
(2,200)	Fuji Seal International, Inc.	(90,680)
(11,314)	Hexpol AB	(92,981)
(3,393)	K+S AG	(68,707)
(105,171)	Nampak Ltd.	(146,672)
(42,504)	Northam Platinum Ltd.	(154,862)
(6,075)	Olin Corp.	(133,225)
(4,419)	Platform Specialty Products Corp.	(32,215)
(335,657)	PPC Ltd.	(137,047)
(20,993)	Syrah Resources Ltd.	(57,397)

		(1,674,266)

	Real Estate - (1.1%)
(44,677)	Capital & Counties Properties plc	(157,546)
(1,918)	Taubman Centers, Inc. REIT	(138,978)

		(296,524)

	Retailing - (2.0%)
(17,643)	Ascena Retail Group, Inc.	(86,274)
(2,241)	ASKUL Corp.	(92,280)
(1,272)	Dufry AG	(154,748)
(614)	Lithia Motors, Inc. Class A	(52,669)
(552)	Monro Muffler Brake, Inc.	(30,360)
(3,269)	Yoox Net-A-Porter Group S.p.A.	(94,036)

		(510,367)

	Semiconductors & Semiconductor Equipment - (1.0%)
(1,997)	ams AG	(55,918)
(5,098)	FormFactor, Inc.	(45,755)
(7,369)	Veeco Instruments, Inc.	(159,907)

		(261,580)

	Software & Services - (6.4%)
(5,371)	Baozun, Inc. ADR	(71,112)
(544)	Bitauto Holdings Ltd. ADR	(13,888)
(1,687)	Blackbaud, Inc.	(103,582)
(4,807)	Box, Inc. Class A	(69,317)
(5,804)	FireEye, Inc.	(67,443)
(3,821)	Five9, Inc.	(54,717)
(1,104)	GMO Payment Gateway, Inc.	(50,709)
(4,117)	InterXion Holding N.V.	(153,276)
(11,490)	Pandora Media, Inc.	(130,182)
(3,319)	Paylocity Holding Corp.	(144,343)
(3,507)	PTC, Inc.	(166,372)
(1,804)	Q2 Holdings, Inc.	(50,692)
(2,292)	SMS Co., Ltd.	(59,669)
(1,914)	SPS Commerce, Inc.	(119,395)

The accompanying notes are an integral part of these financial statements.

33

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
SECURITIES SOLD SHORT - (54.7%) - (continued)
COMMON STOCKS - (54.7%) - (continued)
	Software & Services - (6.4%) - (continued)
(13,934)	Square, Inc. Class A	$(156,061)
(660)	Tableau Software, Inc. Class A	(31,713)
(9,054)	TrueCar, Inc.	(87,371)
(3,350)	Yelp, Inc.	(109,411)
(11,887)	Zoopla Property Group plc(1)	(44,289)

		(1,683,542)

	Technology Hardware & Equipment - (1.8%)
(1,704)	Hamamatsu Photonics KK	(51,561)
(5,371)	NetScout Systems, Inc.	(147,434)
(1,103)	OSI Systems, Inc.	(77,353)
(4,872)	Topcon Corp.	(72,718)
(1,868)	ViaSat, Inc.	(131,993)

		(481,059)

	Telecommunication Services - (1.7%)
(9,147)	Cellnex Telecom SAU(1)	(150,002)
(15,570)	Euskaltel S.A.(1)	(156,673)
(42,998)	Globalstar, Inc.	(39,799)
(20,564)	Vocus Communications Ltd.	(89,156)

		(435,630)

	Transportation - (2.5%)
(3,698)	Atlas Air Worldwide Holdings, Inc.	(154,761)
(2,010)	Avis Budget Group, Inc.	(65,044)
(16,732)	Europcar Groupe S.A.(1)	(155,540)
(16,224)	Keikyu Corp.	(163,682)
(3,107)	Norwegian Air Shuttle ASA	(104,774)

		(643,801)

	Utilities - (0.9%)
(2,803)	American States Water Co.	(112,064)
(12,376)	Pennon Group plc	(126,306)

		(238,370)

	Total Common Stocks (Proceeds $(14,461,691)	$(14,298,274)

EXCHANGE TRADED FUNDS - (1.3%)
	Other Investment Pools & Funds - (1.3%)
(9,486)	iShares MSCI Brazil Capped ETF	$(358,191)

	Total Exchange Traded Funds (Proceeds $(330,656))	$(358,191)

	Total Securities Sold Short (Proceeds $(14,792,347))	$(14,656,465)

The accompanying notes are an integral part of these financial statements.

34

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $29,302,114 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,460,354
Unrealized Depreciation	(1,251,122)

Net Unrealized Appreciation	$1,209,232

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $869,759, which represents 3.3% of total net assets.

OTC Total Return Swap Contracts Outstanding at October 31, 2016

Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Suzano Papel e Celulose S.A.	CSFB	USD	85,007	1M LIBOR -1.50%	10/31/17	$—	$—	$398	$398
Suzano Papel e Celulose S.A.	CSFB	USD	84,706	1M LIBOR -1.50%	10/31/17	—	—	397	397
Valid Solucoes S.A.	CSI	USD	160,280	1M LIBOR -3.00%	08/31/17	—	—	750	750
XL Axiata Tbk PT	BOA	USD	133,375	1M LIBOR -4.00%	09/29/17	317	—	292	(25)

Total						$317	$—	$1,837	$1,520

Foreign Currency Contracts Outstanding at October 31, 2016

Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
JPY	Sell	11/01/16	SSG	$78,909	$78,725	$184

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BOA	Banc of America Securities LLC
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
SSG	State Street Global Markets LLC

Currency Abbreviations:
JPY	Japanese Yen

Index Abbreviations:
CBOE	Chicago Board Options Exchange
MSCI	Morgan Stanley Capital International
SPX	Standard and Poor’s 500 Index

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OTC	Over-the-Counter
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

35

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$589,340	$339,231	$250,109	$—
Banks	1,412,457	1,078,899	333,558	—
Capital Goods	3,582,229	1,849,573	1,732,656	—
Commercial & Professional Services	443,718	236,869	206,849	—
Consumer Durables & Apparel	1,639,761	710,830	928,931	—
Consumer Services	1,091,315	664,565	426,750	—
Diversified Financials	1,933,348	1,933,348	—	—
Energy	1,636,677	879,281	757,396	—
Food & Staples Retailing	417,477	417,477	—	—
Food, Beverage & Tobacco	796,682	646,424	150,258	—
Health Care Equipment & Services	2,155,887	1,700,374	455,513	—
Household & Personal Products	367,874	367,874	—	—
Insurance	1,228,331	717,188	511,143	—
Materials	2,185,390	1,807,366	378,024	—
Media	658,235	—	658,235	—
Pharmaceuticals, Biotechnology & Life Sciences	403,204	403,204	—	—
Real Estate	1,784,432	541,226	1,243,206	—
Retailing	344,610	—	344,610	—
Semiconductors & Semiconductor Equipment	1,185,993	1,008,452	177,541	—
Software & Services	1,157,603	967,789	189,814	—
Technology Hardware & Equipment	1,234,795	789,547	445,248	—
Telecommunication Services	1,036,057	631,313	404,744	—
Transportation	2,110,119	1,236,777	873,342	—
Exchange Traded Funds	874,330	874,330	—	—
Short-Term Investments	241,482	241,482	—	—
Foreign Currency Contracts(2)	184	—	184	—
Swaps - Total Return(2)	1,545	—	1,545	—

Total	$30,513,075	$20,043,419	$10,469,656	$—

Liabilities
Securities Sold Short
Automobiles & Components	$(222,526)	$—	$(222,526)	$—
Banks	(851,271)	(545,956)	(305,315)	—
Capital Goods	(1,546,742)	(571,410)	(975,332)	—
Commercial & Professional Services	(557,215)	(242,195)	(315,020)	—
Consumer Durables & Apparel	(538,831)	(379,457)	(159,374)	—
Consumer Services	(1,162,280)	(617,626)	(544,654)	—
Diversified Financials	(1,217,036)	(553,767)	(663,269)	—
Energy	(426,396)	(426,396)	—	—
Food & Staples Retailing	(103,632)	(103,632)	—	—
Food, Beverage & Tobacco	(415,887)	(129,830)	(286,057)	—
Health Care Equipment & Services	(702,402)	(420,963)	(281,439)	—
Insurance	(687,108)	(479,686)	(207,422)	—
Materials	(1,674,266)	(655,179)	(1,019,087)	—
Real Estate	(296,524)	(138,978)	(157,546)	—
Retailing	(510,367)	(169,303)	(341,064)	—
Semiconductors & Semiconductor Equipment	(261,580)	(205,662)	(55,918)	—
Software & Services	(1,683,542)	(1,573,164)	(110,378)	—
Technology Hardware & Equipment	(481,059)	(356,780)	(124,279)	—
Telecommunication Services	(435,630)	(39,799)	(395,831)	—
Transportation	(643,801)	(219,805)	(423,996)	—
Utilities	(238,370)	(112,064)	(126,306)	—
Swaps - Total Return(2)	(25)	—	(25)	—

Total	$(14,656,490)	$(7,941,652)	$(6,714,838)	$—

(1)	For the year ended October 31, 2016, investments valued at $476,348 were transferred from Level 1 to Level 2 due to the application of a systematic fair valuation model factor, and investments valued at $143,711 were transferred from Level 2 to Level 1 due to the discontinuation of a systematic fair valuation model factor.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

36

Hartford Real Total Return Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 42.0%
	Automobiles & Components - 1.4%
7,830	Bridgestone Corp.	$292,244
8,249	Fuji Heavy Industries Ltd.	322,342
77,703	Geely Automobile Holdings Ltd.	79,953
19,197	Isuzu Motors Ltd.	237,451
5,390	Suzuki Motor Corp.	192,187
9,096	Tokai Rika Co., Ltd.	170,574
6,664	Toyota Industries Corp.	305,766
8,330	TS Tech Co., Ltd.	223,342

		1,823,859

	Banks - 0.5%
100,659	Mitsubishi UFJ Financial Group, Inc.	519,381
19,494	San-In Godo Bank Ltd.	140,258

		659,639

	Capital Goods - 2.0%
1,226	EMCOR Group, Inc.	74,124
52,234	Hazama Ando Corp.	336,727
701	IDEX Corp.	60,594
27,570	ITOCHU Corp.	348,173
11,318	JGC Corp.	200,077
24,258	Kinden Corp.	292,142
6,871	Kuroda Electric Co., Ltd.	133,689
10,780	Nippo Corp.	207,949
829	Nordson Corp.	83,008
1,501	Oshkosh Corp.	80,303
18,000	Taisei Corp.	134,911
24,742	Takuma Co., Ltd.	227,449
43,900	Toshiba Machine Co., Ltd.	158,550
14,272	Ushio, Inc.	172,175

		2,509,871

	Commercial & Professional Services - 0.5%
7,269	Aeon Delight Co., Ltd.	214,876
1,641	IHS Markit Ltd.*	60,372
6,108	Recruit Holdings Co., Ltd.	245,356
4,284	TransUnion*	133,832

		654,436

	Consumer Durables & Apparel - 1.1%
10,419	Alpine Electronics, Inc.	139,076
6,717	Bandai Namco Holdings, Inc.	201,215
5,287	Callaway Golf Co.	53,980
9,800	Casio Computer Co., Ltd.	136,500
5,011	iRobot Corp.*	254,058
19,632	PanaHome Corp.	146,012
4,657	Sankyo Co., Ltd.	164,061
16,676	Sekisui Chemical Co., Ltd.	262,625

		1,357,527

	Consumer Services - 0.3%
1,780	China Lodging Group Ltd. ADR	76,558
7,022	HIS Co., Ltd.	191,650
770	Las Vegas Sands Corp.	44,568
9,946	Sands China Ltd.	43,163

		355,939

	Diversified Financials - 0.2%
14,095	GTY Technology Holdings, Inc. UNIT*	143,628
105	Partners Group Holding AG	53,155

		196,783

Shares or Principal Amount		Market Value†
COMMON STOCKS - 42.0% - (continued)
	Energy - 5.6%
5,626	Anadarko Petroleum Corp.	$334,409
7,044	Baker Hughes, Inc.	390,238
4,285	Cabot Oil & Gas Corp.	89,471
17,956	Callon Petroleum Co.*	233,248
3,400	Centennial Resource Development, Inc. Class A*	50,490
2,640	Cimarex Energy Co.	340,903
2,477	Concho Resources, Inc.*	314,430
16,457	Crew Energy, Inc.*	80,856
6,352	Diamondback Energy, Inc.*	579,874
5,582	Energen Corp.	279,826
2,569	EOG Resources, Inc.	232,289
5,179	EQT Corp.	341,814
8,662	Japan Petroleum Exploration Co., Ltd.	189,524
44,072	Kelt Exploration Ltd.*	194,846
1,596	Keyera Corp.	47,905
21,002	Laredo Petroleum, Inc.*	250,344
8,412	Newfield Exploration Co.*	341,443
7,880	Oasis Petroleum, Inc.*	82,661
7,811	Parsley Energy, Inc. Class A*	256,982
2,549	Pioneer Natural Resources Co.	456,322
19,423	QEP Resources, Inc.	312,128
26,486	Raging River Exploration, Inc.*	212,275
12,749	Rice Energy, Inc.*	281,625
4,425	RSP Permian, Inc.*	159,743
12,921	Seven Generations Energy Ltd. Class A*	275,509
29,307	Synergy Resources Corp.*	200,460
41,201	Tidewater Midstream and Infrastructure Ltd.	48,840
1,833	Valero Energy Corp.	108,587
29,530	WPX Energy, Inc.*	320,696

		7,007,738

	Food & Staples Retailing - 0.0%
620	Walgreens Boots Alliance, Inc.	51,293

	Food, Beverage & Tobacco - 0.4%
600	Altria Group, Inc.	39,672
5,525	Asahi Group Holdings Ltd.	197,082
5,918	Japan Tobacco, Inc.	225,003
900	Mondelez International, Inc. Class A	40,446

		502,203

	Health Care Equipment & Services - 3.5%
5,920	Abbott Laboratories	232,301
1,300	Acadia Healthcare Co., Inc.*	46,748
910	Aetna, Inc.	97,688
490	athenahealth, Inc.*	50,627
3,689	Baxter International, Inc.	175,560
1,370	Becton Dickinson and Co.	230,037
17,490	Boston Scientific Corp.*	384,780
1,490	Cardinal Health, Inc.	102,348
2,320	Cerner Corp.*	135,906
745	Cigna Corp.	88,528
3,520	Community Health Systems, Inc.*	18,586
6,600	ConvaTec Group plc*(1)	20,196
3,740	Envision Healthcare Holdings, Inc.*	73,977
1,375	Essilor International S.A.	154,513
2,800	HCA Holdings, Inc.*	214,284
810	LifePoint Health, Inc.*	48,479
1,540	McKesson Corp.	195,842
12,220	Medipal Holdings Corp.	208,793
6,780	Medtronic plc	556,096

The accompanying notes are an integral part of these financial statements.

37

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 42.0% - (continued)
	Health Care Equipment & Services - 3.5% - (continued)
3,200	Olympus Corp.	$114,066
9,107	Smith & Nephew plc	131,654
2,260	St. Jude Medical, Inc.	175,918
1,670	Stryker Corp.	192,634
2,290	Team Health Holdings, Inc.*	98,126
3,640	UnitedHealth Group, Inc.	514,441
1,060	WellCare Health Plans, Inc.*	120,321

		4,382,449

	Household & Personal Products - 0.1%
1,810	Church & Dwight Co., Inc.	87,351

	Insurance - 0.8%
13,127	MS&AD Insurance Group Holdings, Inc.	389,699
12,567	Sony Financial Holdings, Inc.	176,497
7,431	T&D Holdings, Inc.	89,862
8,685	Tokio Marine Holdings, Inc.	342,565

		998,623

	Materials - 0.4%
500	Albemarle Corp.	41,775
624	Martin Marietta Materials, Inc.	115,677
5,701	RPC Group plc	66,112
3,035	Tokyo Ohka Kogyo Co., Ltd.	107,766
7,239	Yamato Kogyo Co., Ltd.	203,812

		535,142

	Media - 0.5%
20,495	Nippon Television Holdings, Inc.	363,226
13,804	TV Asahi Holdings Corp.	258,964

		622,190

	Pharmaceuticals, Biotechnology & Life Sciences - 6.5%
520	Actelion Ltd.*	75,138
1,723	Aerie Pharmaceuticals, Inc.*	57,290
5,445	Alkermes plc*	274,482
3,170	Allergan plc*	662,340
1,170	Alnylam Pharmaceuticals, Inc.*	41,652
25,760	Arena Pharmaceuticals, Inc.*	38,125
5,633	ARIAD Pharmaceuticals, Inc.*	49,120
21,565	Astellas Pharma, Inc.	320,064
15,010	AstraZeneca plc ADR	425,083
13,545	Bristol-Myers Squibb Co.	689,576
3,560	Celgene Corp.*	363,761
1,780	Chugai Pharmaceutical Co., Ltd.	60,659
4,500	Eisai Co., Ltd.	286,775
7,900	Eli Lilly & Co.	583,336
880	Illumina, Inc.*	119,803
4,742	Incyte Corp.*	412,412
4,880	Ironwood Pharmaceuticals, Inc.*	62,318
2,810	Johnson & Johnson	325,932
2,983	Kaken Pharmaceutical Co., Ltd.	187,846
3,380	Medicines Co.*	111,371
8,930	Merck & Co., Inc.	524,370
6,870	Mylan N.V.*	250,755
790	Novartis AG	56,064
11,930	Ono Pharmaceutical Co., Ltd.	302,469
2,900	Patheon N.V.*	73,631
1,120	Regeneron Pharmaceuticals, Inc.*	386,422
2,141	Roche Holding AG	491,748
36	Samsung Biologics Co., Ltd.*	4,279
3,000	Shionogi & Co., Ltd.	147,744
38,000	Sino Biopharmaceutical Ltd.	26,560

Shares or Principal Amount		Market Value†
COMMON STOCKS - 42.0% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 6.5% - (continued)
694	Spark Therapeutics, Inc.*	$32,625
1,600	Takeda Pharmaceutical Co., Ltd.	71,560
673	TESARO, Inc.*	81,352
1,277	Thermo Fisher Scientific, Inc.	187,757
2,448	UCB S.A.	165,660
3,260	Ultragenyx Pharmaceutical, Inc.*	192,307
2,661	Xencor, Inc.*	56,653

		8,199,039

	Real Estate - 0.7%
560	American Tower Corp. REIT	65,626
1,856	Daito Trust Construction Co., Ltd.	311,026
281	LaSalle Logiport REIT	298,118
9,854	Sumitomo Real Estate Sales Co., Ltd. REIT	222,718

		897,488

	Retailing - 2.4%
763	Amazon.com, Inc.*	602,633
7,808	Aoyama Trading Co., Ltd.	275,066
1,647	ASOS plc*	105,727
2,553	Ctrip.com International Ltd. ADR*	112,715
3,976	Expedia, Inc.	513,818
2,255	Hikari Tsushin, Inc.	206,999
6,121	Netflix, Inc.*	764,329
3,366	PAL GROUP Holdings Co., Ltd.	83,393
2,144	Shimamura Co., Ltd.	274,463
2,374	Zalando SE*(1)	104,396

		3,043,539

	Semiconductors & Semiconductor Equipment - 3.6%
4,090	Advanced Process Systems Corp.*	93,022
4,283	Analog Devices, Inc.	274,540
3,101	Broadcom Ltd.	528,038
1,185	Cabot Microelectronics Corp.	65,483
1,783	Cavium, Inc.*	100,650
1,098	Cirrus Logic, Inc.*	59,270
4,640	Entegris, Inc.*	73,776
2,760	First Solar, Inc.*	111,752
9,202	FormFactor, Inc.*	82,588
2,466	Infineon Technologies AG	44,352
1,743	Inphi Corp.*	64,665
6,765	Intel Corp.	235,896
1,870	Lam Research Corp.	181,128
2,104	Maxim Integrated Products, Inc.	83,382
3,073	MaxLinear, Inc. Class A*	57,496
7,033	Microchip Technology, Inc.	425,848
22,985	Micron Technology, Inc.*	394,423
1,635	Microsemi Corp.*	68,883
4,362	MKS Instruments, Inc.	220,063
3,698	Monolithic Power Systems, Inc.	291,439
650	NVIDIA Corp.	46,254
7,339	QUALCOMM, Inc.	504,336
561,000	Semiconductor Manufacturing International Corp.*	67,941
6,235	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	193,909
8,087	Tokyo Seimitsu Co., Ltd.	220,634
17,372	Win Semiconductors Corp.	48,245

		4,538,013

The accompanying notes are an integral part of these financial statements.

38

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 42.0% - (continued)
	Software & Services - 6.4%
1,360	Accenture plc Class A	$158,086
2,338	Activision Blizzard, Inc.	100,931
1,213	Adobe Systems, Inc.*	130,410
5,065	Alibaba Group Holding Ltd. ADR*	515,060
1,866	Alphabet, Inc. Class A*	1,511,273
389	Baidu, Inc. ADR*	68,799
3,244	BroadSoft, Inc.*	134,788
3,939	Callidus Software, Inc.*	71,887
710	Cardtronics plc Class A*	35,500
1,119	Computer Sciences Corp.	60,930
5,590	Dena Co., Ltd.	179,841
2,077	Electronic Arts, Inc.*	163,086
1,486	Ellie Mae, Inc.*	157,353
7,046	Facebook, Inc. Class A*	922,955
553	FleetCor Technologies, Inc.*	96,941
1,283	Gigamon, Inc.*	70,950
3,597	Global Payments, Inc.	260,854
3,892	GoDaddy, Inc. Class A*	139,295
3,006	HubSpot, Inc.*	157,665
3,827	j2 Global, Inc.	272,291
21,943	Just Eat plc*	150,733
1,260	LINE Corp.*	51,724
10,535	Match Group, Inc.*	190,262
5,115	Microsoft Corp.	306,491
1,429	Mobileye N.V.*	53,130
4,857	Momo, Inc. ADR*	116,957
338	NetEase, Inc. ADR	86,863
1,748	Nintendo Co., Ltd.	421,373
5,760	PayPal Holdings, Inc.*	239,962
7,616	Paysafe Group plc*	40,255
1,750	Pegasystems, Inc.	54,075
4,795	Sage Group plc	42,306
1,894	ServiceNow, Inc.*	166,502
1,521	Shopify, Inc. Class A*	63,045
1,128	SINA Corp.*	81,374
2,313	Take-Two Interactive Software, Inc.*	102,674
5,800	Tencent Holdings Ltd.	153,713
894	Vantiv, Inc. Class A*	52,174
1,622	Visa, Inc. Class A	133,831
1,611	Wix.com Ltd.*	64,440
1,618	Workday, Inc. Class A*	140,248
4,199	Zendesk, Inc.*	110,392
1,915	Zillow Group, Inc. Class C*	63,884

		8,095,303

	Technology Hardware & Equipment - 3.8%
6,572	AAC Technologies Holdings, Inc.	62,618
6,219	Amano Corp.	115,708
2,079	Amphenol Corp. Class A	137,068
12,409	Apple, Inc.	1,408,918
1,850	Arista Networks, Inc.*	156,788
6,783	Ciena Corp.*	131,455
2,326	Cognex Corp.	120,022
4,198	Coherent, Inc.*	437,096
3,800	EMCORE Corp.	24,890
1,490	Fabrinet*	56,560
2,106	Finisar Corp.*	57,662
3,058	Flex Ltd.*	43,393
17,539	Hosiden Corp.	130,074
1,913	Itron, Inc.*	103,111
1,195	Largan Precision Co., Ltd.	140,980

Shares or Principal Amount			Market Value†
COMMON STOCKS - 42.0% - (continued)
		Technology Hardware & Equipment - 3.8% - (continued)
	4,480	Lumentum Holdings, Inc.*	$150,528
	31,266	Oclaro, Inc.*	228,554
	3,805	Orbotech Ltd.*	104,257
	16,433	Pure Storage, Inc. Class A*	202,783
	200	Quantenna Communications, Inc.*	2,996
	183	Samsung Electronics Co., Ltd.	261,750
	800	Sanmina Corp.*	22,120
	14,307	Seagate Technology plc	490,873
	458,850	Tongda Group Holdings Ltd.	121,079
	1,188	Ubiquiti Networks, Inc.*	62,287

			4,773,570

		Telecommunication Services - 0.9%
	10,522	KDDI Corp.	319,797
	12,648	Nippon Telegraph & Telephone Corp.	560,772
	3,400	NTT DoCoMo, Inc.	85,388
	21,737	ORBCOMM, Inc.*	194,111

			1,160,068

		Transportation - 0.4%
	1,327	DSV A/S	64,253
	8,260	Japan Airlines Co., Ltd.	243,767
	2,684	Knight Transportation, Inc.	78,507
	1,763	XPO Logistics, Inc.*	58,056

			444,583

		Total Common Stocks (cost $50,836,034)	$52,896,646

CORPORATE BONDS - 1.2%
		Commercial Banks - 0.3%
	$350,000	CIT Group, Inc. 5.50%, 02/15/2019(1)	$368,375

		Diversified Financial Services - 0.4%
	564,000	Ally Financial, Inc. 3.25%, 11/05/2018	564,000

		Telecommunications - 0.5%
	544,000	Sprint Communications, Inc. 8.38%, 08/15/2017	566,440

		Total Corporate Bonds (cost $1,495,661)	$1,498,815

FOREIGN GOVERNMENT OBLIGATIONS - 21.3%
		Austria - 0.4%
EUR	370,000	Austria Government Bond 3.90%, 07/15/2020(1)(2)	$471,862

		Belgium - 0.3%
	330,000	Belgium Government Bond 2.60%, 06/22/2024(1)(2)	432,327

		Canada - 1.9%
		Canadian Government Bond
CAD	755,000	1.25%, 08/01/2017	565,752
	190,000	3.50%, 12/01/2045	193,598
	125,000	5.00%, 06/01/2037	143,810
	1,204,216	Canadian Government Real Return Bond 4.00%, 12/01/2031(3)	1,433,482

			2,336,642

The accompanying notes are an integral part of these financial statements.

39

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 21.3% - (continued)
		Denmark - 0.2%
DKK	1,055,000	Denmark Government Bond 4.50%, 11/15/2039	$276,444

		Finland - 0.3%
EUR	310,000	Finland Government Bond 3.38%, 04/15/2020(1)(2)	385,723

		France - 4.5%
		France Government Bond OAT
	1,954,603	1.00%, 07/25/2017(2)(3)	2,181,004
	828,018	1.85%, 07/25/2027(2)(3)	1,169,373
	988,544	3.15%, 07/25/2032(2)(3)	1,739,969
	445,000	3.50%, 04/25/2020(2)	555,862

			5,646,208

		Ireland - 0.4%
		Ireland Government Bond
	215,000	4.50%, 04/18/2020	275,637
	190,000	5.40%, 03/13/2025	291,879

			567,516

		Italy - 2.6%
		Italy Buoni Poliennali Del Tesoro
	575,000	1.50%, 08/01/2019	653,542
	1,420,607	2.60%, 09/15/2023(2)(3)	1,814,399
	530,000	4.75%, 06/01/2017	598,617
	170,000	5.00%, 09/01/2040(2)	265,879

			3,332,437

		Netherlands - 0.5%
		Netherlands Government Bond
	325,000	2.00%, 07/15/2024(1)(2)	412,105
	110,000	4.00%, 01/15/2037(1)(2)	197,923

			610,028

		Norway - 0.9%
		Norway Government Bond
NOK	4,770,000	3.00%, 03/14/2024(1)(2)	650,094
	1,920,000	3.75%, 05/25/2021(1)(2)	260,951
	1,900,000	4.25%, 05/19/2017(1)(2)	234,489

			1,145,534

		Spain - 0.8%
		Spain Government Bond
EUR	320,000	1.40%, 01/31/2020	366,701
	460,000	4.40%, 10/31/2023(1)(2)	634,658

			1,001,359

		Sweden - 0.6%
		Sweden Government Bond
SEK	2,585,000	2.50%, 05/12/2025	346,416
	2,605,000	5.00%, 12/01/2020	354,705

			701,121

		United Kingdom - 7.9%
		United Kingdom Gilt
GBP	195,000	3.50%, 01/22/2045(2)	323,591
	120,000	3.75%, 09/07/2021(2)	169,047
	140,000	5.00%, 03/07/2025(2)	225,316
		United Kingdom Gilt Inflation Linked
	714,267	0.63%, 03/22/2040(2)(3)	1,470,765
	674,388	0.75%, 11/22/2047(2)(3)	1,645,306
	725,485	1.13%, 11/22/2037(2)(3)	1,538,832
	613,013	1.25%, 11/22/2027(2)(3)	1,041,740

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 21.3% - (continued)
		United Kingdom - 7.9% - (continued)
GBP	669,647	1.25%, 11/22/2032(2)(3)	$1,291,307
	460,786	1.25%, 11/22/2055(2)(3)	1,500,455
	469,627	2.50%, 07/17/2024(2)(3)	790,167

			9,996,526

		Total Foreign Government Obligations (cost $27,030,525)	$26,903,727

EXCHANGE TRADED FUNDS - 9.9%
		Other Investment Pools & Funds - 9.9%
	135,345	PowerShares DB Agriculture Fund*	$2,777,279
	206,981	PowerShares DB Base Metals Fund*	2,980,527
	212,737	PowerShares DB Energy Fund*	2,601,774
	101,475	PowerShares DB Precious Metals Fund*	3,958,540
	16,430	TOPIX Exchange Traded Fund	223,345

		Total Exchange Traded Funds (cost $12,271,793)	$12,541,465

		Total Long-Term Investments (cost $91,634,013)	$93,840,653

SHORT-TERM INVESTMENTS - 19.1%
		Foreign Government Obligations - 8.9%
		Japan Treasury Discount Bill
JPY	390,000,000	0.00%, 02/10/2017	$3,721,575
	790,000,000	0.01%, 06/20/2017	7,542,171

			11,263,746

		Other Investment Pools & Funds - 10.2%
	12,867,026	Fidelity Institutional Government Fund, Institutional Class	12,867,026

		Total Short-Term Investments (cost $24,239,754)	$24,130,772

Total Investments Excluding Purchased Options (cost $115,873,767)	93.5%	$117,971,425

Total Purchased Options (cost $503,240)	0.3%	$360,620

Total Investments (cost $116,377,007)^	93.8%	$118,332,045
Other Assets and Liabilities	6.2%	7,775,425

Total Net Assets	100.0%	$126,107,470

The accompanying notes are an integral part of these financial statements.

40

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $117,241,071 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,900,860
Unrealized Depreciation	(2,809,886)

Net Unrealized Appreciation	$1,090,974

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $4,173,099, which represents 3.3% of total net assets.

(2)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $21,403,144, which represents 17.0% of total net assets.

(3)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

The accompanying notes are an integral part of these financial statements.

41

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Option Contracts Outstanding at October 31, 2016
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
EUR Call/HUF Put	GSC	7.50 EUR	09/06/17	EUR	3,407,532	$4,724	$—	$4,724
EUR Call/USD Put	JPM	1.25 EUR	06/04/18	EUR	3,368,991	45,175	87,237	(42,062)
FTSE 100 Index Option	JPM	7,415.00 GBP	01/20/17	GBP	632	17,919	24,642	(6,723)
S&P 500 Index Option	MSC	2,275.00 USD	11/18/16	USD	18	90	17,695	(17,605)
USD Call/HKD Put	CSFB	7.75 USD	12/22/16	USD	43,195	32,998	26,262	6,736
USD Call/HKD Put	CSFB	7.75 USD	03/17/17	USD	76,193	49,392	57,145	(7,753)
USD Call/JPY Put	BOA	115.00 USD	02/25/21	USD	1,888,799	58,190	106,859	(48,669)
USD Call/TWD Put	JPM	32.30 USD	03/22/17	USD	115,238	61,482	50,820	10,662

Total Calls					8,900,598	$269,970	$370,660	$(100,690)

Puts
EUR Put/GBP Call	CBK	0.71 GBP per EUR	11/07/16	EUR	122,925	$—	$14,717	$(14,717)

Total purchased option contracts					9,023,523	$269,970	$385,377	$(115,407)

Written option contracts:
Calls
EUR Call/USD Put	JPM	1.27 EUR	06/04/19	EUR	(2,762,265)	$(75,404)	$(122,317)	$46,913
USD Call/JPY Put	BOA	140.00 USD	02/25/21	USD	(1,888,799)	(21,900)	(44,953)	23,053
USD Call/TWD Put	SCB	32.30 USD	12/23/16	USD	(96,031)	(35,085)	(35,531)	446

Total Calls					(4,747,095)	$(132,389)	$(202,801)	$70,412

Puts
EUR Call/HUF Put	GSC	7.50 EUR	09/06/17	EUR	(3,407,532)	$—	$—	$0

Total written option contracts					(8,154,627)	$(132,389)	$(202,801)	$70,412

Exchange Traded Option Contracts Outstanding at October 31, 2016
Description		Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
S&P 500 Index Option		2,300.00 USD	12/16/16	USD	4	$228	$4,812	$(4,584)
S&P 500 Index Option		2,250.00 USD	12/16/16	USD	26	4,550	26,859	(22,309)
iShares MSCI Emerging Markets		61.00 USD	01/20/17	USD	938	23,450	34,103	(10,653)

Total Calls					968	$28,228	$65,774	$(37,546)

Puts
ProShares Short VIX		30.00 USD	03/17/17	USD	609	$62,422	$52,089	$10,333

Total purchased option contracts					1,577	$90,650	$117,863	$(27,213)

Written option contracts:
Puts
ProShares Short VIX		50.00 USD	03/17/17	USD	(152)	$(68,400)	$(52,174)	$(16,226)
S&P 500 Index Option		1,600.00 USD	12/16/16	USD	(28)	(3,500)	(246,315)	242,815
S&P 500 Index Option		1,700.00 USD	12/16/16	USD	(13)	(2,600)	(99,280)	96,680
S&P 500 Index Option		1,900.00 USD	12/16/16	USD	(9)	(6,389)	(55,452)	49,063
S&P 500 Index Option		1,975.00 USD	12/16/16	USD	(4)	(5,264)	(10,468)	5,204
S&P 500 Index Option		2,000.00 USD	03/17/17	USD	(4)	(18,200)	(22,948)	4,748
S&P 500 Index Option		2,050.00 USD	03/17/17	USD	(4)	(23,480)	(25,668)	2,188
S&P 500 Index Option		2,025.00 USD	03/17/17	USD	(4)	(21,120)	(24,708)	3,588
S&P 500 Index Option		1,975.00 USD	06/16/17	USD	(9)	(59,555)	(65,434)	5,879

Total Puts					(227)	$(208,508)	$(602,447)	$393,939

Total written option contracts					(227)	$(208,508)	$(602,447)	$393,939

The accompanying notes are an integral part of these financial statements.

42

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2016

Futures Contracts Outstanding at October 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian Dollar Future	20	12/19/2016	$1,515,046	$1,518,400	$3,354
BIST 30 Index Future	30	12/30/2016	94,037	93,827	(210)
CAC40 10 Euro Future	37	11/18/2016	1,828,654	1,830,394	1,740
Canadian Dollar Future	60	12/20/2016	4,536,934	4,471,500	(65,434)
DAX Index Future	8	12/16/2016	2,342,669	2,344,136	1,467
Emerging Market (mini MSCI) Index Future	29	12/16/2016	1,344,005	1,310,075	(33,930)
Euro-BOBL Future	1	12/08/2016	144,509	143,926	(583)
Euro-BUXL 30-Year Bond Future	4	12/08/2016	847,115	789,853	(57,262)
Euro-Bund Future	18	12/08/2016	3,266,452	3,204,399	(62,053)
Euro-Oat Future	2	12/08/2016	351,700	343,157	(8,543)
Euro-Schatz Future	38	12/08/2016	4,674,805	4,671,191	(3,614)
FTSE 100 Index Future	44	12/16/2016	3,744,605	3,731,684	(12,921)
FTSE/MIB Index Future	13	12/16/2016	1,207,740	1,220,720	12,980
H-SHARES Index Future	14	11/29/2016	886,445	864,220	(22,225)
Hang Seng Index Future	2	11/29/2016	303,450	295,337	(8,113)
IBEX 35 Index Future	6	11/18/2016	584,927	601,144	16,217
Japan 10-Year Bond Future	3	12/13/2016	4,350,645	4,339,945	(10,700)
KOSPI 200 Index Future	32	12/08/2016	3,608,692	3,586,629	(22,063)
Long Gilt Future	37	12/28/2016	5,816,916	5,676,401	(140,515)
MSCI Taiwan Index Future	87	11/29/2016	3,059,593	3,041,520	(18,073)
NASDAQ 100 E-MINI Future	2	12/16/2016	192,554	191,870	(684)
OMXS30 Index Future	130	11/18/2016	2,086,652	2,079,433	(7,219)
S&P 500 (E-Mini) Future	59	12/16/2016	6,307,202	6,254,295	(52,907)
S&P MID 400 EMini Index Future	15	12/16/2016	2,284,775	2,260,200	(24,575)
SPI 200 Future	8	12/15/2016	800,487	804,820	4,333
U.S. Treasury Long Bond Future	45	12/20/2016	7,615,880	7,322,344	(293,536)
U.S. Ultra Bond Future	40	12/20/2016	7,438,700	7,037,501	(401,199)

Total					$(1,206,268)

Short position contracts:
Amsterdam Index Future	30	11/18/2016	$2,977,020	$2,971,830	$5,190
Australian 10-Year Bond Future	22	12/15/2016	2,214,828	2,219,489	(4,661)
Australian 3-Year Bond Future	28	12/15/2016	2,399,359	2,397,398	1,961
British Pound Future	50	12/19/2016	3,813,082	3,829,375	(16,293)
Canadian Government 10-Year Bond Future	34	12/19/2016	3,662,225	3,665,906	(3,681)
Euro FX Future	22	12/19/2016	3,016,192	3,021,425	(5,233)
Japan Yen Future	28	12/19/2016	3,367,385	3,340,925	26,460
MSCI Mini Emerging Market Index	22	12/16/2016	1,839,545	1,832,270	7,275
MSCI Singapore Index Future	120	11/29/2016	2,703,605	2,658,329	45,276
Nikkei 225 Index Future	27	12/08/2016	4,273,385	4,490,131	(216,746)
S&P/TSX 60 Index Future	24	12/15/2016	3,074,063	3,100,872	(26,809)
Swiss Franc Future	24	12/19/2016	3,036,094	3,036,600	(506)
Tokyo Price Index Future	66	12/08/2016	8,359,265	8,779,441	(420,176)
U.S. Treasury 10-Year Note Future	12	12/20/2016	1,571,041	1,555,500	15,541

Total					$(592,402)

Total futures contracts					$(1,798,670)

The accompanying notes are an integral part of these financial statements.

43

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Sell protection:
CDX.EMS.26	GSC	USD	925,000	1.00%	12/20/21	$—	$(59,409)	$(58,256)	$1,153
CDX.EMS.26	BCLY	USD	2,375,000	1.00%	12/20/21	—	(145,328)	(149,589)	(4,261)
ITRAXX.SEN.FIN.26	MSC	EUR	2,385,000	1.00%	12/20/21	527	—	7,012	6,485
ITRAXX.SEN.FIN.26	BNP	EUR	2,205,000	1.00%	12/20/21	1,558	—	6,491	4,933
ITRAXX.SEN.FIN.26	GSC	EUR	1,855,000	1.00%	12/20/21	4,218	—	5,289	1,071
ITRAXX.SEN.FIN.26	BNP	EUR	1,860,000	1.00%	12/20/21	5,093	—	5,229	136
ITRAXX.SEN.FIN.26	MSC	EUR	120,000	1.00%	12/20/21	419	—	352	(67)

Total						$11,815	$(204,737)	$(183,472)	$9,450

Total traded indices						$11,815	$(204,737)	$(183,472)	$9,450

Credit default swaps on single-name issues:
Buy protection:
AllState Corp.	GSC	USD	495,000	(1.00%) /0.35%	12/20/20	$—	$(16,348)	$(13,598)	$2,750
AllState Corp.	GSC	USD	715,000	(1.00%) /0.35%	12/20/20	—	(22,368)	(19,649)	2,719
AllState Corp.	GSC	USD	480,000	(1.00%) /0.35%	12/20/20	—	(14,032)	(13,187)	845
AllState Corp.	GSC	USD	235,000	(1.00%) /0.35%	12/20/20	—	(7,225)	(6,458)	767
AllState Corp.	GSC	USD	235,000	(1.00%) /0.35%	12/20/20	—	(7,209)	(6,455)	754
AllState Corp.	GSC	USD	235,000	(1.00%) /0.35%	12/20/20	—	(6,659)	(6,456)	203
AllState Corp.	MSC	USD	985,000	(1.00%) /0.40%	06/20/21	—	(30,260)	(27,814)	2,446
AllState Corp.	MSC	USD	660,000	(1.00%) /0.40%	06/20/21	—	(20,255)	(18,630)	1,625
AllState Corp.	MSC	USD	660,000	(1.00%) /0.40%	06/20/21	—	(20,231)	(18,630)	1,601

Total						$—	$(144,587)	$(130,877)	$13,710

Total single-name issues						$—	$(144,587)	$(130,877)	$13,710

Total OTC contracts						$11,815	$(349,324)	$(314,349)	$23,160

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ITRAXX.EUR.26	EUR	6,115,000	(1.00%)	12/20/21	$96,578	$98,640	$2,062
ITRAXX.XOV.26	EUR	3,045,000	(5.00%)	12/20/21	260,581	271,789	11,208

Total					$357,159	$370,429	$13,270

Credit default swaps on indices:
Sell protection:
CDX.NA.HY.27	USD	3,000,000	5.00%	12/20/21	$114,387	$116,296	$1,909
CDX.NA.IG.27	USD	13,000,000	1.00%	12/20/21	161,227	149,268	(11,959)

Total					$275,614	$265,564	$(10,050)

Total					$632,773	$635,993	$3,220

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

44

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Interest Rate Swap Contracts Outstanding at October 31, 2016
Counter-party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
JPM	6M CHF LIBOR	0.11% Fixed	CHF	1,740,000	03/16/26	$—	$—	$43,923	$43,923
JPM	6M CHF LIBOR	0.11% Fixed	CHF	1,740,000	03/16/26	—	—	1,534	1,534

Total						$—	$—	$45,457	$45,457

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2016
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
0.14% Fixed	6M EURIBOR	EUR	8,525,000	09/19/20	$—	$—	$(29,968)	$(29,968)
0.18% Fixed	6M EURIBOR	EUR	17,050,000	09/16/22	—	—	85,505	85,505
6M EURIBOR	0.65% Fixed	EUR	8,525,000	09/21/24	—	—	(48,403)	(48,403)

Total					$—	$—	$7,134	$7,134

OTC Total Return Swap Contracts Outstanding at October 31, 2016
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Deutsche MSCI DTR Index	BNP	USD	6,566,849	1M LIBOR -0.28%	01/31/17	$—	$—	$1,253	$1,253
MSCI Indices US$ Health Care	GSC	USD	11,653,438	1M LIBOR +0.19%	04/28/17	—	—	(55,554)	(55,554)
S&P GSCI Total Return Index	GSC	USD	13,670,188	1M LIBOR +0.10%	04/28/17	—	—	—	0
S&P GSCI Total Return Index	GSC	USD	86,883	1M LIBOR +0.07%	04/28/17	—	—	—	0
S&P GSCI Total Return Index	BOA	USD	219,594	1M LIBOR +0.18%	08/31/17	—	—	—	0
S&P Index Energy	GSC	USD	8,197,401	1M LIBOR	04/28/17	—	(6,282)	—	6,282
S&P Index Energy	GSC	USD	289,897	1M LIBOR	04/28/17	—	—	—	0
S&P Index Energy	BOA	USD	617,827	1M LIBOR +0.18%	08/31/17	—	—	—	0

Total						$—	$(6,282)	$(54,301)	$(48,019)

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/30/16	HSBC	$895,142	$893,117	$(2,025)
BRL	Buy	11/03/16	GSC	1,092,712	1,117,341	24,629
BRL	Buy	11/03/16	SCB	302,795	305,156	2,361
BRL	Buy	11/03/16	JPM	302,622	302,027	(595)
BRL	Buy	11/03/16	SCB	1,112,823	1,107,952	(4,871)
BRL	Buy	12/02/16	SCB	1,424,875	1,400,443	(24,432)
BRL	Buy	12/21/16	MSC	51,672	52,424	752
BRL	Buy	12/21/16	UBS	6,222	6,476	254
BRL	Sell	11/03/16	SCB	1,437,212	1,413,108	24,104
BRL	Sell	11/03/16	GSC	1,122,253	1,117,341	4,912
BRL	Sell	11/03/16	JPM	303,354	302,026	1,328
BRL	Sell	11/03/16	SSG	309,295	311,416	(2,121)
BRL	Sell	12/21/16	BCLY	6,416	6,476	(60)
BRL	Sell	12/21/16	MSC	49,215	50,265	(1,050)
CAD	Buy	11/30/16	BMO	251,293	249,806	(1,487)
CAD	Sell	11/30/16	BMO	3,505,350	3,484,609	20,741
CHF	Buy	11/30/16	BOA	927,803	931,127	3,324
CHF	Buy	11/30/16	CIB	161,409	161,935	526
CHF	Sell	11/30/16	SCB	1,825,249	1,836,952	(11,703)
CNH	Sell	11/28/16	JPM	1,162,952	1,136,632	26,320
CNH	Sell	12/01/16	SCB	1,159,634	1,136,358	23,276

The accompanying notes are an integral part of these financial statements.

45

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
CNH	Sell	12/02/16	JPM	$2,320,733	$2,272,089	$48,644
CNH	Sell	01/09/17	JPM	1,876,593	1,858,395	18,198
CNH	Sell	01/26/17	JPM	1,879,926	1,855,779	24,147
CNH	Sell	02/13/17	BOA	2,830,079	2,778,719	51,360
CNH	Sell	03/08/17	SCB	1,880,511	1,851,354	29,157
CNH	Sell	03/29/17	JPM	4,717,485	4,642,226	75,259
CNY	Buy	11/28/16	JPM	1,158,322	1,136,386	(21,936)
CNY	Buy	12/01/16	SCB	1,155,022	1,136,242	(18,780)
CNY	Buy	12/02/16	JPM	2,311,258	2,272,402	(38,856)
CNY	Buy	01/09/17	JPM	1,869,523	1,863,475	(6,048)
CNY	Buy	01/26/17	JPM	1,873,528	1,862,232	(11,296)
CNY	Buy	02/13/17	BOA	2,821,142	2,792,017	(29,125)
CNY	Buy	03/08/17	SCB	1,873,566	1,861,227	(12,339)
CNY	Buy	03/29/17	JPM	4,698,913	4,670,157	(28,756)
DKK	Buy	12/21/16	RBS	455	444	(11)
DKK	Sell	11/30/16	SCB	266,842	269,536	(2,694)
DKK	Sell	12/21/16	BCLY	454	444	10
DKK	Sell	12/21/16	BNP	151	148	3
EUR	Buy	11/30/16	CBK	855,736	862,770	7,034
EUR	Buy	11/30/16	UBS	415,968	417,646	1,678
EUR	Buy	12/21/16	CBA	1,127	1,101	(26)
EUR	Buy	12/21/16	RBC	1,126	1,100	(26)
EUR	Sell	11/30/16	RBC	247,482	247,291	191
EUR	Sell	11/30/16	HSBC	399,767	401,160	(1,393)
EUR	Sell	11/30/16	CBK	15,285,522	15,411,163	(125,641)
EUR	Sell	12/21/16	BCLY	2,257	2,201	56
GBP	Buy	11/30/16	CBK	121,654	122,471	817
GBP	Buy	12/21/16	BCLY	1,334	1,226	(108)
GBP	Sell	11/30/16	JPM	556,784	557,244	(460)
GBP	Sell	11/30/16	CBK	10,579,006	10,650,084	(71,078)
GBP	Sell	12/21/16	BCLY	1,313	1,226	87
HUF	Sell	11/30/16	JPM	610,749	616,009	(5,260)
INR	Buy	11/30/16	BCLY	614,032	614,430	398
JPY	Buy	11/30/16	BOA	1,113,469	1,119,336	5,867
JPY	Buy	11/30/16	CIB	1,094,514	1,095,235	721
JPY	Buy	12/21/16	RBS	3,937	3,813	(124)
JPY	Sell	11/30/16	CBK	15,122,574	15,023,294	99,280
JPY	Sell	11/30/16	MSC	1,118,212	1,113,514	4,698
JPY	Sell	11/30/16	HSBC	1,119,069	1,123,010	(3,941)
JPY	Sell	12/21/16	BCLY	3,972	3,813	159
JPY	Sell	01/30/17	GSC	3,830,317	3,829,052	1,265
JPY	Sell	02/10/17	CSFB	3,834,243	3,734,988	99,255
JPY	Sell	06/20/17	MSC	3,790,207	3,757,586	32,621
KRW	Sell	11/30/16	BOA	616,356	610,071	6,285
KRW	Sell	11/30/16	JPM	577,435	573,449	3,986
MXN	Buy	11/30/16	BCLY	622,425	609,152	(13,273)
MXN	Buy	12/21/16	GSC	994	1,000	6
NOK	Buy	11/30/16	CBK	382,143	382,473	330
NOK	Sell	11/30/16	CBK	1,177,993	1,179,010	(1,017)
NZD	Buy	11/30/16	CBA	1,001,315	1,003,479	2,164
PLN	Buy	12/21/16	RBS	773	764	(9)
PLN	Sell	11/30/16	BOA	287,432	290,355	(2,923)
PLN	Sell	11/30/16	SCB	916,877	928,374	(11,497)
PLN	Sell	12/21/16	BCLY	787	764	23
SEK	Buy	12/21/16	RBS	5,567	5,217	(350)
SEK	Sell	11/30/16	CBK	2,147,981	2,124,477	23,504
SEK	Sell	12/21/16	BCLY	5,535	5,217	318
SGD	Buy	12/21/16	RBS	736	719	(17)

The accompanying notes are an integral part of these financial statements.

46

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
SGD	Sell	11/30/16	SCB	$1,998,710	$1,998,677	$33
SGD	Sell	12/21/16	BCLY	738	719	19
TRY	Buy	11/30/16	CBK	1,614	1,605	(9)
TWD	Sell	11/30/16	SCB	616,877	620,036	(3,159)
ZAR	Buy	11/30/16	CBK	620,634	636,605	15,971
ZAR	Buy	11/30/16	HSBC	817,744	820,177	2,433

Total						$230,008

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CIB	Credit Agricole
CSFB	Credit Suisse First Boston Corp.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Renminbi
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
BIST	Borsa Istanbul 100 Index
CAC	Cotation Assistee en Continu
DAX	Deutscher Aktien Index
FTSE	Financial Times and Stock Exchange
GSCI	Goldman Sachs Commodity
IBEX	Spanish Stock Index
KOSPI	Korea Composite Stock Price
MSCI	Morgan Stanley Capital International
OMXS30	OMX Stockholm 30 Index
S&P	Standard & Poors
TSX	Toronto Stock Exchange

Other Abbreviations:
ADR	American Depositary Receipt
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OAT	Obligations Assimilables du Trésor
OTC	Over-the-Counter
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

47

Hartford Real Total Return Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$1,823,859	$—	$1,823,859	$—
Banks	659,639	—	659,639	—
Capital Goods	2,509,871	298,029	2,211,842	—
Commercial & Professional Services	654,436	194,204	460,232	—
Consumer Durables & Apparel	1,357,527	308,038	1,049,489	—
Consumer Services	355,939	121,126	234,813	—
Diversified Financials	196,783	143,628	53,155	—
Energy	7,007,738	6,818,214	189,524	—
Food & Staples Retailing	51,293	51,293	—	—
Food, Beverage & Tobacco	502,203	80,118	422,085	—
Health Care Equipment & Services	4,382,449	3,773,423	609,026	—
Household & Personal Products	87,351	87,351	—	—
Insurance	998,623	—	998,623	—
Materials	535,142	157,452	377,690	—
Media	622,190	—	622,190	—
Pharmaceuticals, Biotechnology & Life Sciences	8,199,039	6,006,752	2,192,287	—
Real Estate	897,488	65,626	831,862	—
Retailing	3,043,539	1,993,495	1,050,044	—
Semiconductors & Semiconductor Equipment	4,538,013	4,063,819	474,194	—
Software & Services	8,095,303	7,107,082	988,221	—
Technology Hardware & Equipment	4,773,570	3,941,361	832,209	—
Telecommunication Services	1,160,068	194,111	965,957	—
Transportation	444,583	136,563	308,020	—
Corporate Bonds	1,498,815	—	1,498,815	—
Foreign Government Obligations	26,903,727	—	26,903,727	—
Exchange Traded Funds	12,541,465	12,318,120	223,345	—
Short-Term Investments	24,130,772	12,867,026	11,263,746	—
Purchased Options	360,620	90,740	269,880	—
Foreign Currency Contracts(2)	688,505	—	688,505	—
Futures Contracts(2)	141,794	141,794	—	—
Swaps - Credit Default(2)	42,667	—	42,667	—
Swaps - Interest Rate(2)	130,962	—	130,962	—
Swaps - Total Return(2)	7,535	—	7,535	—

Total	$119,343,508	$60,959,365	$58,384,143	$—

Liabilities
Foreign Currency Contracts(2)	$(458,497)	$—	$(458,497)	$—
Futures Contracts(2)	(1,940,464)	(1,940,464)	—	—
Swaps - Credit Default(2)	(16,287)	—	(16,287)	—
Swaps - Interest Rate(2)	(78,371)	—	(78,371)	—
Swaps - Total Return(2)	(55,554)	—	(55,554)	—
Written Options	(340,897)	(208,508)	(132,389)	—

Total	$(2,890,070)	$(2,148,972)	$(741,098)	$—

(1)	For the year ended October 31, 2016, investments valued at $404,312 were transferred from Level 1 to Level 2 due to the application of a systematic fair valuation model factor, and there were no transfers from Level 2 to Level 1.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

48

Alternative Funds

Statements of Assets and Liabilities

October 31, 2016

	The Hartford Global Real Asset Fund (consolidated)	Hartford Long/Short Global Equity Fund	Hartford Real Total Return Fund
Assets:
Investments in securities, at market value	$261,353,858	$30,511,346	$118,332,045
Cash	13,575	—	2,196
Cash collateral due from broker	2,973,566	10,224,180	7,138,885
Foreign currency	8,233	8,931	39,333
Unrealized appreciation on OTC swap contracts	4,937	1,545	80,480
Unrealized appreciation on foreign currency contracts	100,678	184	688,504
Receivables:
Investment securities sold	3,044,798	458,914	2,949,534
Fund shares sold	26,272	1	34
Dividends and interest	450,904	31,869	351,359
OTC swap premiums paid	6,569	317	11,815
Other assets	40,620	47,439	60,434

Total assets	268,024,010	41,284,726	129,654,619

Liabilities:
Unrealized depreciation on foreign currency contracts	34,793	—	458,496
Bank overdraft	—	95,887	—
Unrealized depreciation on OTC swap contracts	13,587	25	59,882
Cash collateral due to broker	—	—	280,000
Securities sold short, at market value	—	14,656,465	—
Payables:
Investment securities purchased	2,760,544	250,392	1,591,926
Fund shares redeemed	119,927	—	265,961
Investment management fees	219,744	31,252	97,480
Transfer agent fees	8,129	488	284
Accounting services fees	5,650	558	2,708
Board of Directors’ fees	573	169	329
Variation margin on financial derivative instruments	95,408	—	54,344
Foreign taxes	33,718	—	—
Distribution fees	11,982	3,111	335
Dividends on securities sold short	—	15,696	—
Written options	3,520	—	340,897
Accrued expenses	44,752	37,088	38,901
OTC swap premiums received	19,939	—	355,606

Total liabilities	3,372,266	15,091,131	3,547,149

Net assets	$264,651,744	$26,193,595	$126,107,470

Summary of Net Assets:
Capital stock and paid-in-capital	$370,904,654	$25,556,245	$140,983,654
Undistributed (distributions in excess of) net investment income	1,202,149	(220,430)	(911,750)
Accumulated net realized gain (loss)	(114,675,051)	(685,685)	(14,834,380)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	7,219,992	1,543,465	869,946

Net assets	$264,651,744	$26,193,595	$126,107,470

Shares authorized	650,000,000	300,000,000	450,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$8.67	$10.21	$8.74

Maximum offering price per share	$9.17	$10.80	$9.25

Shares outstanding	2,338,011	519,569	86,194

Net Assets	$20,261,717	$5,303,212	$753,231

Class C: Net asset value per share	$8.48	$10.04	$8.55

Shares outstanding	1,026,263	231,778	15,630

Net Assets	$8,701,758	$2,327,767	$133,611

Class I: Net asset value per share	$8.67	$10.26	$8.82

Shares outstanding	2,876,458	676,480	8,551

Net Assets	$24,931,267	$6,939,208	$75,449

The accompanying notes are an integral part of these financial statements.

49

Alternative Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

	The Hartford Global Real Asset Fund (consolidated)	Hartford Long/Short Global Equity Fund	Hartford Real Total Return Fund
Class R3: Net asset value per share	$8.69	$—	$8.65

Shares outstanding	14,455	—	10,387

Net Assets	$125,677	$—	$89,885

Class R4: Net asset value per share	$8.67	$—	$8.73

Shares outstanding	58,967	—	11,814

Net Assets	$511,308	$—	$103,118

Class R5: Net asset value per share	$8.68	$—	$8.81

Shares outstanding	5,627	—	10,385

Net Assets	$48,822	$—	$91,467

Class Y: Net asset value per share	$8.68	$10.27	$8.83

Shares outstanding	24,213,615	1,132,234	14,138,079

Net Assets	$210,071,195	$11,623,408	$124,860,709

Cost of investments	$253,393,718	$29,104,996	$116,377,007
Cost of foreign currency	$8,239	$8,953	$19,228
Proceeds of securities sold short	$—	$14,792,347	$—
Proceeds of written options contracts	$11,986	$—	$805,248

The accompanying notes are an integral part of these financial statements.

50

Alternative Funds

Statements of Operations

For the Year Ended October 31, 2016

	The Hartford Global Real Asset Fund (consolidated)	Hartford Long/Short Global Equity Fund	Hartford Real Total Return Fund
Investment Income:
Dividends	$5,278,735	$619,317	$918,544
Interest	1,201,737	467	920,036
Less: Foreign tax withheld	(347,142)	(33,812)	(57,294)

Total investment income, net	6,133,330	585,972	1,781,286

Expenses:
Investment management fees	2,556,419	343,477	1,393,294
Administrative services fees
Class R3	235	—	182
Class R4	2,204	—	156
Class R5	105	—	92
Transfer agent fees
Class A	56,432	1,819	1,017
Class C	18,571	459	343
Class I	19,478	1,525	148
Class R3	197	—	5
Class R4	89	—	20
Class R5	44	—	5
Class Y	3,169	153	1,912
Distribution fees
Class A	53,492	11,906	1,840
Class C	90,861	22,841	2,117
Class R3	586	—	454
Class R4	3,674	—	260
Custodian fees	45,351	20,177	28,507
Registration and filing fees	87,541	54,853	87,642
Accounting services fees	65,717	6,134	31,739
Board of Directors’ fees	8,664	1,587	4,669
Dividend and interest expense on securities sold short	—	289,323	—
Audit fees	59,478	47,343	56,983
Short position fees	—	103,029	—
Other expenses	54,224	16,984	26,963

Total expenses (before waivers and fees paid indirectly)	3,126,531	921,610	1,638,348
Expense waivers	(204,287)	(121,352)	(83,621)
Management fee waivers	(335,200)	—	—
Commission recapture	(3,083)	(1,336)	(2,344)

Total waivers and fees paid indirectly	(542,570)	(122,688)	(85,965)

Total expenses, net	2,583,961	798,922	1,552,383

Net Investment Income (Loss)	3,549,369	(212,950)	228,903

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(24,372,318)	549,762	(10,331,172)
Net realized gain (loss) on purchased options contracts	(31,887)	—	(2,714,722)
Net realized gain (loss) on futures contracts	(3,062,604)	—	3,486,390
Net realized gain (loss) on securities sold short	—	(586,704)	—
Net realized gain (loss) on written options contracts	(36,919)	—	1,194,991
Net realized gain (loss) on swap contracts	59,391	(108,720)	(5,919,861)
Net realized gain (loss) on foreign currency contracts	(1,086,595)	1,998	(447,875)
Net realized gain (loss) on other foreign currency transactions	77,667	(10,868)	(451,981)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(28,453,265)	(154,532)	(15,184,230)

The accompanying notes are an integral part of these financial statements.

51

Alternative Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2016

	The Hartford Global Real Asset Fund (consolidated)	Hartford Long/Short Global Equity Fund	Hartford Real Total Return Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$40,531,557	$1,119,208	$8,092,511
Net unrealized appreciation (depreciation) of purchased options contracts	(51,174)	—	870,277
Net unrealized appreciation (depreciation) of futures contracts	689,889	—	(892,006)
Net unrealized appreciation (depreciation) of securities sold short	—	(422,382)	—
Net unrealized appreciation (depreciation) of written options contracts	1,922	—	215
Net unrealized appreciation (depreciation) of swap contracts	(40,136)	1,520	(433,910)
Net unrealized appreciation (depreciation) of foreign currency contracts	43,569	184	28,662
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	148	(1,599)	(16,655)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	41,175,775	696,931	7,649,094

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	12,722,510	542,399	(7,535,136)

Net Increase (Decrease) in Net Assets Resulting from Operations	$16,271,879	$329,449	$(7,306,233)

The accompanying notes are an integral part of these financial statements.

52

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53

Alternative Funds

Statements of Changes in Net Assets

	The Hartford Global Real Asset Fund (consolidated)		Hartford Long/Short Global Equity Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$3,549,369	$4,590,949	$(212,950)	$(382,200)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(28,453,265)	(65,004,205)	(154,532)	335,827
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	41,175,775	(5,528,055)	696,931	1,305,755

Net Increase (Decrease) in Net Assets Resulting from Operations	16,271,879	(65,941,311)	329,449	1,259,382

Distributions to Shareholders:
From net investment income
Class A	(180,779)	(21,870)	—	—
Class C	—	—	—	—
Class I	(233,637)	(111,144)	—	—
Class R3	(522)	—	—	—
Class R4	(27,942)	(4,310)	—	—
Class R5	(4,197)	(2,482)	—	—
Class Y	(2,563,220)	(1,634,940)	—	—

Total from net investment income	(3,010,297)	(1,774,746)	—	—

From net realized gain on investments
Class A	—	—	(67,329)	—
Class C	—	—	(35,248)	—
Class I	—	—	(86,757)	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	(165,413)	—

Total from net realized gain on investments	—	—	(354,747)	—

Total distributions	(3,010,297)	(1,774,746)	(354,747)	—

Capital Share Transactions:
Sold	53,115,588	74,434,812	4,098,326	10,568,666
Issued on reinvestment of distributions	2,867,051	1,692,865	353,866	—
Redeemed	(103,428,682)	(136,502,941)	(2,099,771)	(4,553,793)

Net increase (decrease) from capital share transactions	(47,446,043)	(60,375,264)	2,352,421	6,014,873

Net Increase (Decrease) in Net Assets	(34,184,461)	(128,091,321)	2,327,123	7,274,255

Net Assets:
Beginning of period	298,836,205	426,927,526	23,866,472	16,592,217

End of period	$264,651,744	$298,836,205	$26,193,595	$23,866,472

Undistributed (distributions in excess of) net investment income	$1,202,149	$2,056,512	$(220,430)	$(10,530)

The accompanying notes are an integral part of these financial statements.

54

Alternative Funds

Statements of Changes in Net Assets – (continued)

Hartford Real Total Return Fund
For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

$ 228,903	$746,162
(15,184,230)	(1,543,200)
7,649,094	(5,294,947)

(7,306,233)	(6,091,985)

—	—
—	—
—	—
—	—
—	—
—	—
—	—

—	—

(2,809)	(18,693)
(894)	(4,729)
(895)	(4,451)
(386)	(3,263)
(441)	(3,263)
(386)	(3,263)
(524,861)	(3,456,926)

(530,672)	(3,494,588)

(530,672)	(3,494,588)

93,932,002	35,855,560
530,527	3,494,338
(80,538,794)	(19,456,565)

13,923,735	19,893,333

6,086,830	10,306,760

120,020,640	109,713,880

$ 126,107,470	$120,020,640

$ (911,750)	$(773,740)

The accompanying notes are an integral part of these financial statements.

55

Alternative Funds

Financial Highlights

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Global Real Asset Fund (consolidated)
For the Year Ended October 31, 2016
A	$8.15	$0.09	$0.49	$0.58	$(0.06)	$—	$(0.06)	$8.67	7.27%	$20,262	1.61%	1.26	%(4)	1.09%	115%
C	7.97	0.03	0.48	0.51	—	—	—	8.48	6.40	8,702	2.30	2.01	(4)	0.33	115
I	8.16	0.11	0.49	0.60	(0.09)	—	(0.09)	8.67	7.51	24,931	1.18	0.99	(4)	1.35	115
R3	8.17	0.07	0.49	0.56	(0.04)	—	(0.04)	8.69	6.86	126	1.95	1.51	(4)	0.81	115
R4	8.17	0.08	0.50	0.58	(0.08)	—	(0.08)	8.67	7.17	511	1.50	1.21	(4)	1.05	115
R5	8.17	0.10	0.50	0.60	(0.09)	—	(0.09)	8.68	7.56	49	1.24	0.96	(4)	1.27	115
Y	8.17	0.11	0.50	0.61	(0.10)	—	(0.10)	8.68	7.64	210,071	1.10	0.91	(4)	1.42	115

For the Year Ended October 31, 2015
A	$9.85	$0.03	$(1.72)	$(1.69)	$(0.01)	$—	$(0.01)	$8.15	(17.21)%	$23,604	1.67%	1.20%		0.32%	134%
C	9.70	0.04	(1.77)	(1.73)	—	—	—	7.97	(17.84)	10,087	2.40	1.95		0.43	134
I	9.87	0.12	(1.79)	(1.67)	(0.04)	—	(0.04)	8.16	(16.98)	19,495	1.29	0.95		1.38	134
R3	9.89	0.07	(1.79)	(1.72)	—	—	—	8.17	(17.39)	130	2.02	1.45		0.73	134
R4	9.88	0.10	(1.80)	(1.70)	(0.01)	—	(0.01)	8.17	(17.18)	2,861	1.60	1.15		1.10	134
R5	9.89	0.23	(1.90)	(1.67)	(0.05)	—	(0.05)	8.17	(16.97)	371	1.31	0.90		2.56	134
Y	9.89	0.13	(1.80)	(1.67)	(0.05)	—	(0.05)	8.17	(16.94)	242,288	1.19	0.85		1.42	134

For the Year Ended October 31, 2014
A	$10.30	$0.08	$(0.49)	$(0.41)	$(0.04)	$—	$(0.04)	$9.85	(4.03)%	$44,562	1.58%	1.35%		0.76%	162%
C	10.18	—	(0.48)	(0.48)	—	—	—	9.70	(4.72)	17,382	2.31	2.10		0.01	162
I	10.33	0.11	(0.50)	(0.39)	(0.07)	—	(0.07)	9.87	(3.76)	47,168	1.21	1.06		1.03	162
R3	10.35	0.05	(0.48)	(0.43)	(0.03)	—	(0.03)	9.89	(4.20)	277	1.93	1.60		0.49	162
R4	10.34	0.08	(0.48)	(0.40)	(0.06)	—	(0.06)	9.88	(3.91)	3,686	1.55	1.30		0.79	162
R5	10.35	0.11	(0.49)	(0.38)	(0.08)	—	(0.08)	9.89	(3.72)	516	1.26	1.05		1.05	162
Y	10.34	0.12	(0.49)	(0.37)	(0.08)	—	(0.08)	9.89	(3.58)	313,337	1.15	1.00		1.11	162

For the Year Ended October 31, 2013
A	$10.68	$(0.04)	$(0.27)	$(0.31)	$(0.07)	$—	$(0.07)	$10.30	(2.98)%	$69,554	1.52%	1.30%		(0.35)%	147%
C	10.58	(0.11)	(0.29)	(0.40)	—	—	—	10.18	(3.78)	28,546	2.24	2.05		(1.08)	147
I	10.72	—	(0.29)	(0.29)	(0.10)	—	(0.10)	10.33	(2.78)	66,061	1.19	1.05		(0.04)	147
R3	10.69	0.17	(0.51)	(0.34)	—	—	—	10.35	(3.18)	295	1.86	1.53		1.66	147
R4	10.71	0.17	(0.49)	(0.32)	(0.05)	—	(0.05)	10.34	(3.00)	3,331	1.50	1.27		1.65	147
R5	10.73	0.21	(0.50)	(0.29)	(0.09)	—	(0.09)	10.35	(2.76)	451	1.20	1.01		1.98	147
Y	10.73	0.12	(0.41)	(0.29)	(0.10)	—	(0.10)	10.34	(2.74)	375,280	1.09	0.98		1.14	147

For the Year Ended October 31, 2012
A	$11.05	$0.03	$(0.31)	$(0.28)	$(0.09)	$—	$(0.09)	$10.68	(2.50)%	$114,692	1.52%	1.17%		0.28%	167%
C	10.96	(0.05)	(0.30)	(0.35)	(0.03)	—	(0.03)	10.58	(3.20)	52,906	2.23	1.91		(0.46)	167
I	11.09	0.06	(0.31)	(0.25)	(0.12)	—	(0.12)	10.72	(2.26)	75,179	1.22	0.91		0.53	167
R3	11.04	—	(0.30)	(0.30)	(0.05)	—	(0.05)	10.69	(2.75)	1,964	1.84	1.43		0.01	167
R4	11.07	0.03	(0.30)	(0.27)	(0.09)	—	(0.09)	10.71	(2.44)	3,135	1.56	1.15		0.30	167
R5	11.10	0.06	(0.31)	(0.25)	(0.12)	—	(0.12)	10.73	(2.19)	2,062	1.23	0.90		0.54	167
Y	11.10	0.04	(0.28)	(0.24)	(0.13)	—	(0.13)	10.73	(2.14)	256,693	1.19	0.90		0.38	167

The accompanying notes are an integral part of these financial statements.

56

Alternative Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Long/Short Global Equity Fund
For the Year Ended October 31, 2016
A	$10.25	$(0.10)	$0.21	$0.11	$—	$(0.15)	$(0.15)	$10.21	1.13%		$5,303	3.89%		3.39	%(5)	(1.00)%		399%
C	10.16	(0.17)	0.20	0.03	—	(0.15)	(0.15)	10.04	0.34		2,328	4.62		4.12	(5)	(1.75)		399
I	10.27	(0.07)	0.21	0.14	—	(0.15)	(0.15)	10.26	1.42		6,939	3.62		3.12	(5)	(0.72)		399
Y	10.28	(0.07)	0.21	0.14	—	(0.15)	(0.15)	10.27	1.42		11,623	3.60		3.10	(5)	(0.72)		399

For the Year Ended October 31, 2015
A	$9.62	$(0.20)	$0.83	$0.63	$—	$—	$—	$10.25	6.55%		$4,649	4.47%		3.91	%(6)	(1.97)%		413%
C	9.61	(0.27)	0.82	0.55	—	—	—	10.16	5.72		2,327	5.23		4.67	(6)	(2.73)		413
I	9.62	(0.19)	0.84	0.65	—	—	—	10.27	6.76		5,488	4.44		3.88	(6)	(1.87)		413
Y	9.62	(0.17)	0.83	0.66	—	—	—	10.28	6.86		11,402	4.27		3.70	(6)	(1.68)		413

For the Year Ended October 31, 2014(7)
A	$10.00	$(0.01)	$(0.37)	$(0.38)	$—	$—	$—	$9.62	(3.80	)%(8)	$3,871	3.32	%(9)	2.86	%(9)(10)	(0.84	)%(9)	32	%(8)
C	10.00	(0.03)	(0.36)	(0.39)	—	—	—	9.61	(3.90	)(8)	2,004	4.07	(9)	3.61	(9)(10)	(1.60	)(9)	32	(8)
I	10.00	(0.01)	(0.37)	(0.38)	—	—	—	9.62	(3.80	)(8)	3,984	3.08	(9)	2.62	(9)(10)	(0.73	)(9)	32	(8)
Y	10.00	(0.01)	(0.37)	(0.38)	—	—	—	9.62	(3.80	)(8)	6,733	3.08	(9)	2.62	(9)(10)	(0.59	)(9)	32	(8)

Hartford Real Total Return Fund
For the Year Ended October 31, 2016
A	$9.35	$(0.02)	$(0.55)	$(0.57)	$—	$(0.04)	$(0.04)	$8.74	(6.14)%		$753	1.66%		1.59	%(11)	(0.20)%		239%
C	9.21	(0.08)	(0.54)	(0.62)	—	(0.04)	(0.04)	8.55	(6.88)		134	2.45		2.35	(11)	(0.94)		239
I	9.41	0.02	(0.57)	(0.55)	—	(0.04)	(0.04)	8.82	(5.89)		75	1.39		1.33	(11)	0.19		239
R3	9.29	(0.04)	(0.56)	(0.60)	—	(0.04)	(0.04)	8.65	(6.51)		90	1.99		1.90	(11)	(0.49)		239
R4	9.34	(0.02)	(0.55)	(0.57)	—	(0.04)	(0.04)	8.73	(6.15)		103	1.70		1.60	(11)	(0.18)		239
R5	9.39	0.01	(0.55)	(0.54)	—	(0.04)	(0.04)	8.81	(5.80)		91	1.39		1.30	(11)	0.11		239
Y	9.41	0.02	(0.56)	(0.54)	—	(0.04)	(0.04)	8.83	(5.78)		124,861	1.28		1.22	(11)	0.19		239

For the Year Ended October 31, 2015
A	$10.11	$0.03	$(0.46)	$(0.43)	$—	$(0.33)	$(0.33)	$9.35	(4.35)%		$710	1.73%		1.68%		0.31%		176%
C	10.04	(0.03)	(0.47)	(0.50)	—	(0.33)	(0.33)	9.21	(5.00)		223	2.51		2.45		(0.27)		176
I	10.15	0.04	(0.45)	(0.41)	—	(0.33)	(0.33)	9.41	(4.13)		227	1.42		1.36		0.43		176
R3	10.08	0.01	(0.47)	(0.46)	—	(0.33)	(0.33)	9.29	(4.67)		96	2.07		2.00		0.08		176
R4	10.10	0.03	(0.46)	(0.43)	—	(0.33)	(0.33)	9.34	(4.36)		110	1.77		1.70		0.34		176
R5	10.13	0.07	(0.48)	(0.41)	—	(0.33)	(0.33)	9.39	(4.14)		97	1.47		1.40		0.69		176
Y	10.14	0.07	(0.47)	(0.40)	—	(0.33)	(0.33)	9.41	(4.03)		118,557	1.36		1.30		0.67		176

For the Period Ended October 31, 2014(12)
A	$10.00	$0.04	$0.07	$0.11	$—	$—	$—	$10.11	1.10	%(8)	$598	1.70	%(9)	1.65	%(9)	0.42	%(9)	305	%(8)
C	10.00	(0.05)	0.09	0.04	—	—	—	10.04	0.40	(8)	122	2.41	(9)	2.36	(9)	(0.56	)(9)	305	(8)
I	10.00	0.17	(0.02)	0.15	—	—	—	10.15	1.50	(8)	138	1.39	(9)	1.34	(9)	1.68	(9)	305	(8)
R3	10.00	(0.01)	0.09	0.08	—	—	—	10.08	0.80	(8)	101	2.05	(9)	2.00	(9)	(0.11	)(9)	305	(8)
R4	10.00	0.02	0.08	0.10	—	—	—	10.10	1.00	(8)	101	1.75	(9)	1.70	(9)	0.18	(9)	305	(8)
R5	10.00	0.05	0.08	0.13	—	—	—	10.13	1.30	(8)	101	1.45	(9)	1.40	(9)	0.48	(9)	305	(8)
Y	10.00	0.06	0.08	0.14	—	—	—	10.14	1.40	(8)	108,553	1.35	(9)	1.30	(9)	0.57	(9)	305	(8)

The accompanying notes are an integral part of these financial statements.

57

Alternative Funds

Financial Highlights – (continued)

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 0.98%, 1.48%, 1.20%, 0.95% and 0.90% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(5)	Excluding the expenses not subject to cap, the ratios would have been 1.79%, 2.52%, 1.52% and 1.50% for Class A, Class C, Class I and Class Y, respectively.
(6)	Excluding the expenses not subject to cap, the ratios would have been 1.73%, 2.48%, 1.50% and 1.50% for Class A, Class C, Class I and Class Y, respectively.
(7)	Commenced operations on August 29, 2014.
(8)	Not annualized.
(9)	Annualized.
(10)	Excluding the expenses not subject to cap, the ratios would have been 1.74%, 2.49%, 1.50% and 1.50% for Class A, Class C, Class I and Class Y, respectively.
(11)	Excluding the expenses not subject to cap, the ratios would have been 1.59%, 2.35%, 1.32%, 1.89%, 1.59%, 1.29%, and 1.22% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(12)	Commenced operations on November 29, 2013.

The accompanying notes are an integral part of these financial statements.

58

Alternative Funds

Notes to Financial Statements

October 31, 2016

1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end registered management investment company comprised of forty-three series as of October 31, 2016. Financial statements for the series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Global Real Asset Fund (the “Global Real Asset Fund”)

Hartford Long/Short Global Equity Fund (the “Long/Short Global Equity Fund”)

Hartford Real Total Return Fund (the “Real Total Return Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund offers Class A, Class C, Class I and Class Y shares. In addition, each Fund, except Long/Short Global Equity Fund, offers Class R3, Class R4 and Class R5 shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the Company. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a

59

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2016

Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of options privately negotiated in the over-the-counter market (“OTC options”) and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

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•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee, which is chaired by the Company’s Treasurer, is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of the Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statements of Operations, as applicable.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. The amount of foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

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October 31, 2016

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

h)	Basis for Consolidation – The Global Real Asset Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Global Real Asset Fund (the “Subsidiary”). The Subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Global Real Asset Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to enter into certain investments (primarily commodities) for the Global Real Asset Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

3.	Securities and Other Investments:

(a)	Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of October 31, 2016.

(b)	Securities Sold Short – As part of its principal investment strategy, the Long/Short Global Equity Fund will enter into short sales. In a short sale, the Fund sells a borrowed security (typically from a broker or other institution). The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is a risk that the Fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons. After selling the borrowed security, the Fund is obligated to “cover” the short sale by purchasing the security and returning the security to the lender. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Short sales also involve other costs. The Long/Short Global Equity Fund must normally repay to the lender an amount equal to any dividends that accrue while the security is on loan. In addition, to borrow the security, the Fund may be required to pay a premium.

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The Fund also will incur transaction costs in executing short sales. The amount of any gain for the Fund resulting from a short sale will be decreased, and the amount of any loss will be increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the Fund’s short position. Investments held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by the broker) to cover the short sale obligation. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption or other current obligations.

Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense on the Statements of Operations.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the fiscal year ended October 31, 2016, Global Real Asset Fund, Long/Short Equity Fund and Real Total Return Fund had engaged in Foreign Currency Contracts.

b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the fiscal year ended October 31, 2016, Global Real Asset Fund and Real Total Return Fund had engaged in Futures Contracts.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either OTC options or executed in a registered exchange (“exchange traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to

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October 31, 2016

or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. A Fund may trade in options to manage risk for investment purposes. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

During the fiscal year ended October 31, 2016, Global Real Asset Fund and Real Total Return Fund had engaged in Options Contracts.

Transactions involving written option contracts during the period ended October 31, 2016, are summarized below:

Global Real Asset Fund (consolidated)

Options Activity During the Year Ended October 31, 2016

Call Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	35	$25,649
Written	40	17,134
Expired	(48)	(25,271)
Closed	(7)	(8,302)
Exercised	—	—

End of Period	20	$9,210

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	32	$37,499
Written	11	4,343
Expired	(3)	(1,567)
Closed	(32)	(37,499)
Exercised	—	—

End of Period	8	$2,776

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October 31, 2016

Real Total Return Fund

Options Activity During the Year Ended October 31, 2016

Call Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	253	$2,107,341
Written	23,360,385	841,718
Expired	(1,080,286)	(45,942)
Closed	(16,374,414)	(2,684,678)
Exercised	(1,158,843)	(15,638)

End of Period	4,747,095	$202,801

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	10,868	$159,000
Written	9,067,455	2,337,419
Expired	(1,158,962)	(31,460)
Closed	(3,475,951)	(1,854,846)
Exercised	(1,035,651)	(7,666)

End of Period	3,407,759	$602,447

d)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well

65

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October 31, 2016

as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

During the fiscal year ended October 31, 2016, Global Real Asset Fund and Real Total Return Fund had engaged in Credit Default Swap Contracts.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

During the fiscal year ended October 31, 2016, Global Real Asset Fund and Real Total Return Fund had engaged in Interest Rate Swap Contracts.

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October 31, 2016

Total Return Swap Contracts – Certain Funds may invest in total return swap contracts in pursuit of the Funds investment objective or hedging purposes. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying reference assets. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying reference assets and based on a fixed or variable interest rate. One party receives payments based on the price appreciation or depreciation of the underlying reference asset, in exchange for paying to or receiving from the counterparty seller an agreed-upon interest rate. A variable interest rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which is defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. If the Fund is a payer in a total return swap, it may be subject to unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

During the fiscal year ended October 31, 2016, Global Real Asset Fund, Long/Short Global Equity Fund and Real Total Return Fund had engaged in Total Return Swap Contracts.

e)	Additional Derivative Instrument Information:

Global Real Asset Fund (consolidated)

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$87,160	$—	$—	$42,648	$—	$129,808
Unrealized appreciation on futures contracts(1)	27,880	—	—	—	523,871	—	551,751
Unrealized appreciation on foreign currency contracts	—	100,678	—	—	—	—	100,678
Unrealized appreciation on swap contracts(2)	6,387	—	3,041	—	—	—	9,428

Total	$34,267	$187,838	$3,041	$—	$566,519	$—	$791,665

Liabilities:
Unrealized depreciation on futures contracts(1)	$217	$—	$—	$—	$1,312,129	$—	$1,312,346
Unrealized depreciation on foreign currency contracts	—	34,793	—	—	—	—	34,793
Written options, market value	—	—	—	—	3,520	—	3,520
Unrealized depreciation on swap contracts(2)	—	—	—	—	13,587	—	13,587

Total	$217	$34,793	$—	$—	$1,329,236	$—	$1,364,246

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October 31, 2016

Global Real Asset Fund (consolidated) (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$—	$—	$—	$—	$(31,887)	$—	$(31,887)
Net realized gain (loss) on futures contracts	889	—	—	—	(3,063,493)	—	(3,062,604)
Net realized gain (loss) on written options contracts	—	—	—	—	(36,919)	—	(36,919)
Net realized gain (loss) on swap contracts	47,991	—	(572)	11,972	—	—	59,391
Net realized gain (loss) on foreign currency contracts	—	(1,086,595)	—	—	—	—	(1,086,595)

Total	$48,880	$(1,086,595)	$(572)	$11,972	$(3,132,299)	$—	$(4,158,614)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$—	$(39,106)	$—	$—	$(12,068)	$—	$(51,174)
Net change in unrealized appreciation (depreciation) of futures contracts	28,625	—	—	—	661,264	—	689,889
Net change in unrealized appreciation (depreciation) of written options contracts	—	—	—	—	1,922	—	1,922
Net change in unrealized appreciation (depreciation) of swap contracts	(35,252)	—	3,041	(13,587)	5,662	—	(40,136)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	43,569	—	—	—	—	43,569

Total	$(6,627)	$4,463	$3,041	$(13,587)	$656,780	$—	$644,070

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	3,662,668
Futures Contracts Long	780
Futures Contracts Short	(158)
Written Options Contracts	(20)
Swap Contracts	$62,852,143
Foreign Currency Contracts Purchased	$5,538,577
Foreign Currency Contracts Sold	$28,248,750

Long/Short Global Equity Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$184	$—	$—	$—	$—	$184
Unrealized appreciation on swap contracts(2)	—	—	—	1,545	—	—	1,545

Total	$—	$184	$—	$1,545	$—	$—	$1,729

Liabilities:
Unrealized depreciation on swap contracts(2)	$—	$—	$—	$25	$—	$—	$25

Total	$—	$—	$—	$25	$—	$—	$25

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The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$—	$—	$—	$(108,720)	$—	$—	$(108,720)
Net realized gain (loss) on foreign currency contracts	—	1,998	—	—	—	—	1,998

Total	$—	$1,998	$—	$(108,720)	$—	$—	$(106,722)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$—	$—	$—	$1,520	$—	$—	$1,520
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	184	—	—	—	—	184

Total	$—	$184	$—	$1,520	$—	$—	$1,704

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts	$330,177
Foreign Currency Contracts Purchased	$32,587
Foreign Currency Contracts Sold	$78,909

Real Total Return Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$251,961	$—	$108,659	$—	$—	$360,620
Unrealized appreciation on futures contracts(1)	17,502	29,814	—	94,478	—	—	141,794
Unrealized appreciation on foreign currency contracts	—	688,505	—	—	—	—	688,505
Unrealized appreciation on swap contracts(2)	130,962	—	42,667	7,535	—	—	181,164

Total	$148,464	$970,280	$42,667	$210,672	$—	$—	$1,372,083

Liabilities:
Unrealized depreciation on futures contracts(1)	$986,347	$87,466	$—	$866,651	$—	$—	$1,940,464
Unrealized depreciation on foreign currency contracts	—	458,497	—	—	—	—	458,497
Written options, market value	—	132,389	—	208,508	—	—	340,897
Unrealized depreciation on swap contracts(2)	78,371	—	16,287	55,554	—	—	150,212

Total	$1,064,718	$678,352	$16,287	$1,130,713	$—	$—	$2,890,070

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October 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$4,525	$(77,603)	$—	$(2,641,644)	$—	$—	$(2,714,722)
Net realized gain (loss) on futures contracts	3,173,540	(62,207)	—	375,057	—	—	3,486,390
Net realized gain (loss) on written options contracts	—	22,297	—	1,172,694	—	—	1,194,991
Net realized gain (loss) on swap contracts	(4,545,437)	—	(733,831)	(640,593)	—	—	(5,919,861)
Net realized gain (loss) on foreign currency contracts	—	(447,875)	—	—	—	—	(447,875)

Total	$(1,367,372)	$(565,388)	$(733,831)	$(1,734,486)	$—	$—	$(4,401,077)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$—	$(4,247)	$—	$874,524	$—	$—	$870,277
Net change in unrealized appreciation (depreciation) of futures contracts	(959,862)	(57,652)	—	125,508	—	—	(892,006)
Net change in unrealized appreciation (depreciation) of written options contracts	—	70,412	—	(70,197)	—	—	215
Net change in unrealized appreciation (depreciation) of swap contracts	29,740	—	26,380	(490,030)	—	—	(433,910)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	28,662	—	—	—	—	28,662

Total	$(930,122)	$37,175	$26,380	$439,805	$—	$—	$(426,762)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	373,510,428
Futures Contracts Long	854
Futures Contracts Short	(1,242)
Written Options Contracts	(5,819,356)
Swap Contracts	$80,610,296
Foreign Currency Contracts Purchased	$46,716,070
Foreign Currency Contracts Sold	$104,480,342

(1)	Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation (depreciation) on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

f)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

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October 31, 2016

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of October 31, 2016:

Global Real Asset Fund (consolidated)
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$100,678	$(34,793)
Futures contracts	551,751	(1,312,346)
Purchased options	129,808	—
Swap contracts	11,515	(30,510)
Written options	—	(3,520)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	793,752	(1,381,169)

Derivatives not subject to a MNA	(581,532)	1,315,866

Total gross amount of assets and liabilities subject to MNA or similar agreements	$212,220	$(65,303)

Global Real Asset Fund (consolidated)
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Barclays	$14,449	$(14,449)	$—	$—	$—
Citibank NA	74,681	—	—	—	74,681
Deutsche Bank Securities, Inc.	87,160	(10,178)	—	—	76,982
Goldman Sachs & Co.	11,546	(7,415)	—	—	4,131
HSBC Bank USA	2,489	(2,489)	—	—	—
JP Morgan Chase & Co.	16,357	(12,204)	—	—	4,153
Standard Chartered Bank	5,538	(5,199)	—	—	339

Total	$212,220	$(51,934)	$—	$—	$160,286

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$(16,993)	$14,449	$—	$—	$(2,544)
Commonwealth Bank of Australia	(1,329)	—	—	—	(1,329)
Deutsche Bank Securities, Inc.	(10,178)	10,178	—	—	—
Goldman Sachs & Co.	(7,415)	7,415	—	—	—
HSBC Bank USA	(6,328)	2,489	—	—	(3,839)
JP Morgan Chase & Co.	(12,204)	12,204	—	—	—
Morgan Stanley	(5,657)	—	—	5,657	—
Standard Chartered Bank	(5,199)	5,199	—	—	—

Total	$(65,303)	$51,934	$—	$5,657	$(7,712)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

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October 31, 2016

Long/Short Global Equity Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$184	$—
Swap contracts	1,837	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,021	—

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$2,021	$—

Long/Short Global Equity Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$292	$—	$—	$—	$292
Credit Suisse First Boston Corp.	795	—	—	—	795
Credit Suisse International	750	—	—	—	750
State Street Global Markets LLC	184	—	—	—	184

Total	$2,021	$—	$—	$—	$2,021

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Real Total Return Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$688,505	$(458,497)
Futures contracts	141,794	(1,940,464)
Purchased options	360,620	—
Swap contracts	792,581	(472,647)
Written options	—	(340,897)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,983,500	(3,212,505)

Derivatives not subject to a MNA	(953,942)	2,227,343

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,029,468	$(985,162)

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October 31, 2016

Real Total Return Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$125,026	$(53,948)	$—	$—	$71,078
Bank of Montreal	20,741	(1,487)	—	—	19,254
Barclays	1,070	(1,070)	—	—	—
BNP Paribas Securities Services	12,976	—	—	—	12,976
Citibank NA	146,936	(146,936)	—	—	—
Commonwealth Bank of Australia	2,164	(26)	—	—	2,138
Credit Agricole	1,247	—	—	—	1,247
Credit Suisse First Boston Corp.	181,645	—	—	—	181,645
Goldman Sachs & Co.	40,825	(40,825)	—	—	—
HSBC Bank USA	2,433	(2,433)	—	—	—
JP Morgan Chase & Co.	367,915	(188,611)	—	(179,304)	—
Morgan Stanley	45,436	(45,436)	—	—	—
RBC Dominion Securities, Inc.	191	(26)	—	—	165
Standard Chartered Bank	78,931	(78,931)	—	—	—
UBS AG	1,932	—	—	—	1,932

Total	$1,029,468	$(559,729)	$—	$(179,304)	$290,435

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(53,948)	$53,948	$—	$—	$—
Bank of Montreal	(1,487)	1,487	—	—	—
Barclays	(163,030)	1,070	—	—	(161,960)
Citibank NA	(197,745)	146,936	—	—	(50,809)
Commonwealth Bank of Australia	(26)	26	—	—	—
Goldman Sachs & Co.	(179,614)	40,825	—	—	(138,789)
HSBC Bank USA	(7,359)	2,433	—	—	(4,926)
JP Morgan Chase & Co.	(188,611)	188,611	—	—	—
Morgan Stanley	(66,124)	45,436	—	20,688	—
RBC Dominion Securities, Inc.	(26)	26	—	—	—
RBS Greenwich Capital	(511)	—	—	—	(511)
Standard Chartered Bank	(124,560)	78,931	—	—	(45,629)
State Street Global Markets LLC	(2,121)	—	—	—	(2,121)

Total	$(985,162)	$559,729	$—	$20,688	$(404,745)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse

73

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October 31, 2016

investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns, if applicable, of the Fund.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2016. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

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October 31, 2016

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2016 and October 31, 2015 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
Fund	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Global Real Asset Fund (consolidated)	$3,010,297	$—	$1,774,746	$—
Long/Short Global Equity Fund	247,553	107,194	—	—
Real Total Return Fund	—	530,672	—	3,494,588

As of October 31, 2016, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses(1)	Unrealized Appreciation (Depreciation) on Investments(2)	Total Accumulated Earnings (Deficit)
Global Real Asset Fund (consolidated)	$1,531,806	$(98,397,751)	$(9,386,965)	$(106,252,910)
Long/Short Global Equity Fund	—	(707,205)	1,344,555	637,350
Real Total Return Fund	—	(15,426,119)	549,935	(14,876,184)

(1)	The Funds have capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, Passive Foreign Investment Companies, disallowed losses from the Subsidiary, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2016, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Global Real Asset Fund (consolidated)	$(3,238,311)	$(1,393,435)	$4,631,746
Long/Short Global Equity Fund	(54,425)	3,050	51,375
Real Total Return Fund	(1,955,848)	(20,055)	1,975,903

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

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October 31, 2016

At October 31, 2016 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration	Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
Fund	2019
Global Real Asset Fund (consolidated)	$6,682,380	$14,417,490	$77,297,881
Long/Short Global Equity Fund	—	368,343	154,452
Real Total Return Fund	—	10,274,436	4,455,994

Under the current tax law, net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes, often referred to as Late-Year Ordinary Losses. At October 31, 2016, the following Funds elected to defer Late-Year Ordinary Losses:

Fund	Amount
Real Total Return	$695,689
Long/Short Global Equity	184,401

f)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of October 31, 2016, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. The Company, on behalf of each Fund, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2016; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Global Real Asset Fund	0.8450% on first $500 million and;
0.8100% on next $500 million and;
0.7800% on next $1.5 billion and;
0.7500% on next $2.5 billion and;
0.7100% over $5 billion

Long/Short Global Equity Fund	1.4000% on first $1 billion and;
1.3900% on next $1 billion and;
1.3800% over $2 billion

Real Total Return Fund	0.9000% on first $250 million and;
0.8800% on next $250 million and;
0.8500% on next $500 million and;
0.8300% on next $1.5 billion and;
0.8200% over $2.5 billion

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October 31, 2016

Prior to June 30, 2016, the Real Total Return Fund paid the following rates to HFMC for investment management services rendered:

Real Total Return Fund	1.2000% on first $250 million and;
1.1500% on next $250 million and;
1.1000% on next $500 million and;
1.0500% on next $1.5 billion and;
1.0200% on next $2.5 billion and;
1.0100% on next $5 billion and;
1.0000% over $10 billion

The Global Real Asset Fund’s Cayman Subsidiary pays HFMC a management fee at the annual rate of 0.71% of average daily net assets attributable to the Cayman Subsidiary. HFMC has contractually agreed to waive the management fee it receives from the Global Real Asset Fund in an amount equal to the management fee paid to it by the Subsidiary. This waiver will remain in effect for as long as the Investment Manager’s agreement with the Subsidiary is in place.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Global Real Asset Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

Long/Short Global Equity Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

Real Total Return Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund, as applicable, and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund. As of October 31, 2016, HFMC contractually limited the total operating expenses of each Fund exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2017, with the exception of the Real Total Return Fund which HFMC contractually limited the total operating expenses exclusive of taxes, interest expense, broker commissions, acquired fund fees and expenses and extraordinary expenses through February 28, 2018, as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
Global Real Asset Fund	1.25%	2.00%	1.00%	1.50%	1.20%	0.95%	0.90%
Long/Short Global Equity Fund*	1.90%	2.65%	1.65%	NA	NA	NA	1.50%
Real Total Return Fund	1.40%	2.15%	1.15%	1.70%	1.40%	1.10%	1.05%

*	The contractual agreement is also exclusive of dividends and interest expenses on short sales.

Prior to June 30, 2016, HFMC contractually limited the total operating expenses of the Real Total Return Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
Real Total Return Fund	1.70%	2.45%	1.45%	2.00%	1.70%	1.40%	1.30%

77

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2016

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2016, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A		Class C		Class I		Class R3	Class R4	Class R5	Class Y
Global Real Asset Fund (consolidated)	1.26%		2.01%		0.99%		1.49%	1.21%	0.96%	0.91%
Long/Short Global Equity Fund	3.39	%(1)	4.13	%(1)	3.13	%(1)	–	–	–	3.10	%(1)
Real Total Return Fund	1.59%		2.34%		1.33%		1.90%	1.60%	1.30%	1.22%

(1)	Excluding the expenses not subject to the cap, the ratios would have been 1.79%, 2.52%, 1.52%, and 1.50% for Class A, Class C, Class I and Class Y, respectively.

e)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2016, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Global Real Asset Fund	$26,874	$260
Long/Short Global Equity Fund	3,982	—	*
Real Total Return Fund	4,462	11

*	Total CDSC includes Underwriter Adjustment credits which may cause negative dollar amounts.

The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine.

f)	Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2016, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Global Real Asset Fund (consolidated)	$642
Long/Short Global Equity Fund	60
Real Total Return Fund	310

78

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2016

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets, subject to a cap. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Funds. The amount paid to HASCO can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

For the year ended October 31, 2016, the rate of compensation paid to HASCO for transfer agency services as a percentage of each Fund’s average daily net assets is as follows:

Fund	Percent of Average Daily Net Assets
Global Real Asset Fund (consolidated)	0.04%
Long/Short Global Equity Fund	0.02%
Real Total Return Fund	0.00%

Administrative services fees for third-party recordkeeping services are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2016, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A		Class C		Class I		Class R3	Class R4	Class R5	Class Y
Global Real Asset Fund (consolidated)	—		—		—		—	—	—	—
Long/Short Global Equity Fund	78%		88%		30%		—	—	—	99%
Real Total Return Fund	—	%*	—	%*	—	%*	100%	88%	100%	—	%*

Percentage of Fund by Class:

Fund	Class A		Class C		Class I		Class R3		Class R4		Class R5		Class Y
Global Real Asset Fund (consolidated)	—		—		—		—		—		—		—
Long/Short Global Equity Fund	16%		8%		8%		—		—		—		44%
Real Total Return Fund	—	%*	—	%*	—	%*	—	%*	—	%*	—	%*	—	%*

*	Percentage rounds to zero.

As of October 31, 2016, the Funds’ shares were owned in aggregate by affiliated fund of funds. Therefore, the Funds may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in each Fund as follows:

Fund	Percentage of Fund(1)
Global Real Asset Fund (consolidated)	38%
Real Total Return Fund	99%

(1)	Affiliated Funds invest in Class Y shares.

79

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2016

9.	Investment Transactions:

For the year ended October 31, 2016, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Global Real Asset Fund (consolidated)	$168,365,034	$209,163,322
Long/Short Global Equity Fund	60,085,534	59,587,064
Real Total Return Fund	214,220,699	206,503,426

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Global Real Asset Fund (consolidated)	$102,647,747	$99,202,052
Long/Short Global Equity Fund	—	—
Real Total Return Fund	3,446,470	11,277,514

Fund	Total Cost of Purchases	Total Sales Proceeds
Global Real Asset Fund (consolidated)	$271,012,781	$308,365,374
Long/Short Global Equity Fund	60,085,534	59,587,064
Real Total Return Fund	217,667,169	217,780,940

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2016, and the year ended October 31, 2015:

Global Real Asset Fund (consolidated)

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	464,820	$3,654,951	231,701	$2,074,160
Shares Issued for Reinvested Dividends	22,982	174,437	2,288	20,935
Shares Redeemed	(1,046,074)	(8,477,568)	(1,861,690)	(16,710,482)

Net Increase (Decrease)	(558,272)	(4,648,180)	(1,627,701)	(14,615,387)

Class C
Shares Sold	136,738	$1,070,403	123,868	$1,027,001
Shares Redeemed	(376,658)	(2,953,866)	(650,364)	(5,751,848)

Net Increase (Decrease)	(239,920)	(1,883,463)	(526,496)	(4,724,847)

Class I
Shares Sold	1,311,673	$10,405,420	550,726	$4,989,551
Shares Issued for Reinvested Dividends	25,698	194,532	9,928	90,745
Shares Redeemed	(851,093)	(6,885,101)	(2,949,394)	(27,181,840)

Net Increase (Decrease)	486,278	3,714,851	(2,388,740)	(22,101,544)

80

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2016

Global Real Asset Fund (consolidated)

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	4,411	$36,746	2,207	$20,231
Shares Issued for Reinvested Dividends	68	522	—	—
Shares Redeemed	(5,885)	(47,747)	(14,359)	(131,596)

Net Increase (Decrease)	(1,406)	(10,479)	(12,152)	(111,365)

Class R4
Shares Sold	66,900	$517,394	175,397	$1,552,001
Shares Issued for Reinvested Dividends	3,517	26,691	440	4,033
Shares Redeemed	(361,739)	(2,815,719)	(198,816)	(1,795,495)

Net Increase (Decrease)	(291,322)	(2,271,634)	(22,979)	(239,461)

Class R5
Shares Sold	3,196	$25,393	22,587	$204,506
Shares Issued for Reinvested Dividends	554	4,197	271	2,482
Shares Redeemed	(43,528)	(326,375)	(29,607)	(255,923)

Net Increase (Decrease)	(39,778)	(296,785)	(6,749)	(48,935)

Class Y
Shares Sold	4,750,860	$37,405,281	7,237,737	$64,567,362
Shares Issued for Reinvested Dividends	325,848	2,466,672	172,095	1,574,670
Shares Redeemed	(10,527,896)	(81,922,306)	(9,442,807)	(84,675,757)

Net Increase (Decrease)	(5,451,188)	(42,050,353)	(2,032,975)	(18,533,725)

Total Net Increase (Decrease)	(6,095,608)	$(47,446,043)	(6,617,792)	$(60,375,264)

Long/Short Global Equity Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	104,306	$1,034,555	59,201	$610,448
Shares Issued for Reinvested Dividends	6,870	67,329	—	—
Shares Redeemed	(45,236)	(424,031)	(8,181)	(81,091)

Net Increase (Decrease)	65,940	677,853	51,020	529,357

Class C
Shares Sold	30,530	$297,126	31,883	$321,922
Shares Issued for Reinvested Dividends	3,622	35,174	—	—
Shares Redeemed	(31,429)	(302,265)	(11,470)	(115,206)

Net Increase (Decrease)	2,723	30,035	20,413	206,716

Class I
Shares Sold	272,382	$2,706,645	547,137	$5,603,658
Shares Issued for Reinvested Dividends	8,744	85,950	—	—
Shares Redeemed	(138,882)	(1,373,475)	(427,165)	(4,340,977)

Net Increase (Decrease)	142,244	1,419,120	119,972	1,262,681

81

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2016

Long/Short Global Equity Fund (continued)

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	6,000	$60,000	411,069	$4,032,638
Shares Issued for Reinvested Dividends	16,828	165,413	—	—
Shares Redeemed	—	—	(1,664)	(16,519)

Net Increase (Decrease)	22,828	225,413	409,405	4,016,119

Total Net Increase (Decrease)	233,735	$2,352,421	600,810	$6,014,873

Real Total Return Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	29,316	$256,952	20,953	$206,062
Shares Issued for Reinvested Dividends	307	2,806	1,961	18,693
Shares Redeemed	(19,354)	(170,170)	(6,120)	(60,888)

Net Increase (Decrease)	10,269	89,588	16,794	163,867

Class C
Shares Sold	7,213	$62,212	11,590	$115,999
Shares Issued for Reinvested Dividends	99	894	500	4,729
Shares Redeemed	(15,893)	(139,181)	(62)	(631)

Net Increase (Decrease)	(8,581)	(76,075)	12,028	120,097

Class I
Shares Sold	1,128	$10,000	34,842	$340,688
Shares Issued for Reinvested Dividends	82	753	439	4,201
Shares Redeemed	(16,773)	(149,110)	(24,806)	(241,277)

Net Increase (Decrease)	(15,563)	(138,357)	10,475	103,612

Class R3
Shares Issued for Reinvested Dividends	42	386	344	3,263

Net Increase (Decrease)	42	386	344	3,263

Class R4
Shares Sold	—	$—	1,481	$15,211
Shares Issued for Reinvested Dividends	48	441	343	3,263
Shares Redeemed	(59)	(500)	—	—

Net Increase (Decrease)	(11)	(59)	1,824	18,474

Class R5
Shares Issued for Reinvested Dividends	42	386	342	3,263

Net Increase (Decrease)	42	386	342	3,263

Class Y
Shares Sold	10,110,522	$93,602,838	3,444,203	$35,177,600
Shares Issued for Reinvested Dividends	56,875	524,861	361,603	3,456,926
Shares Redeemed	(8,626,762)	(80,079,833)	(1,913,605)	(19,153,769)

Net Increase (Decrease)	1,540,635	14,047,866	1,892,201	19,480,757

Total Net Increase (Decrease)	1,526,833	$13,923,735	1,934,008	$19,893,333

82

Alternative Funds

Notes to Financial Statements – (continued)

October 31, 2016

11.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $330 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During the year ended October 31, 2016, none of the Funds had borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. HFMC and HIFSCO dispute the allegations and intend to defend vigorously. As of October 31, 2016, the trial was scheduled for November 2016.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Subsequent Events:

Effective November 1, 2016, the fee rates paid pursuant to the fund accounting agreement for each Fund are changing and the per account fee paid to HASCO for transfer agency services for all Classes, except Class Y, is also changing.

83

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Global Real Asset Fund (consolidated), Hartford Long/Short Global Equity Fund and Hartford Real Total Return Fund (three of the series comprising The Hartford Mutual Funds, Inc. (the Company)), as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Global Real Asset Fund (consolidated), Hartford Long/Short Global Equity Fund and Hartford Real Total Return Fund at October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2016

84

Alternative Funds

Shareholder Meeting Results (Unaudited)

A Joint Annual Meeting of Shareholders (“Meeting”) was held on March 14, 2016 and shareholders were asked to consider the proposals listed below.

Proposal No.	Description of Proposal

1.	The election of nominees to the Board of Directors of The Hartford Mutual Funds, Inc.

2.	The approval of a new Investment Management Agreement between Hartford Funds Management Company, LLC (“HFMC”) and The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (collectively, the “Companies”), on behalf of the Funds.

3.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

4.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

5.	The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

6.	The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

All shareholders of record at the close of business on December 23, 2015 (“Record Date”) were entitled to attend or submit proxies. As of the Record Date, each Fund had the following number of shares outstanding:

Fund	Outstanding Shares
The Hartford Global Real Asset Fund	32,920,817.2770
Hartford Long/Short Global Equity Fund	2,422,259.5680
Hartford Real Total Return Fund	14,139,498.4650

Proposal One: The election of nominees to the Board of Directors of The Hartford Mutual Funds, Inc.

Approval of Board of Directors for The Hartford Mutual Funds, Inc.

Name(1)	For	Withheld
Hilary E. Ackermann	2,179,706,725.8944	42,734,167.7165
Lynn S. Birdsong	2,180,563,045.6502	41,877,847.9607
James E. Davey	2,181,118,226.9968	41,322,666.6141
Christine Detrick	2,181,014,822.3680	41,426,071.2429
Duane E. Hill	2,179,870,593.2057	42,570,300.4052
Sandra S. Jaffee	2,179,682,910.1968	42,757,983.4141
William P. Johnston	2,179,896,424.5899	42,544,469.0210
Phillip O. Peterson	2,179,760,892.2321	42,680,001.3788
Lemma W. Senbet	2,179,956,972.5800	42,483,921.0309

(1)	Shareholders approved the election of each nominee at the Meeting.

85

Alternative Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Two: The approval of a new Investment Management Agreement between HFMC and the Companies, on behalf of the Funds.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Global Real Asset Fund	15,466,213.0311	19,286.8667	35,690.9075	1,874,082.0000
Hartford Long/Short Global Equity Fund	2,054,067.2070	503.1376	907.5654	40,921.0000
Hartford Real Total Return Fund	14,106,836.6460	0.0000	0.0000	14,568.0000

Proposal Three: The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Global Real Asset Fund	15,444,139.9240	42,205.4890	34,845.3923	1,874,082.0000
Hartford Long/Short Global Equity Fund	2,052,729.9536	503.1376	2,244.8188	40,921.0000
Hartford Real Total Return Fund	14,106,836.6460	0.0000	0.0000	14,568.0000

Proposal Four: The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Global Real Asset Fund	15,450,491.7409	36,673.2227	34,025.8417	1,874,082.0000
Hartford Long/Short Global Equity Fund	2,054,067.2070	503.1376	907.5654	40,921.0000
Hartford Real Total Return Fund	14,106,836.6460	0.0000	0.0000	14,568.0000

Proposal Five: The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Global Real Asset Fund	15,449,916.2663	35,989.4907	35,285.0483	1,874,082.0000
Hartford Long/Short Global Equity Fund	2,054,067.2070	503.1376	907.5654	40,921.0000
Hartford Real Total Return Fund	14,106,836.6460	0.0000	0.0000	14,568.0000

Proposal Six: The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Global Real Asset Fund	14,484,060.2119	779,329.7567	257,800.8367	1,874,082.0000
Hartford Long/Short Global Equity Fund	1,992,846.6987	62,631.2113	0.0000	40,921.0000
Hartford Real Total Return Fund	14,106,836.6460	0.0000	0.0000	14,568.0000

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Directors and Officers of the Company

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and has served as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present.	76	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present).

LYNN S. BIRDSONG (1946) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2003	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	76	None

CHRISTINE DETRICK (1958) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Enterprises (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Partner/Senior Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	76	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and Forest City Enterprises (a real estate company) (November 2014 to present).

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Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
DUANE E. HILL (1945) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2001	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	76	None

SANDRA S. JAFFEE(3) (1941) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2005	Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairwoman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Corps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).	76	None

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Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
WILLIAM P. JOHNSTON (1944) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	76	None

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Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
PHILLIP O. PETERSON (1944) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2002	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	76	Mr. Peterson is a Trustee of the William Blair Funds (February 2007 to current) (22 funds overseen).

LEMMA W. SENBET (1946) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2005	Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	76	None

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Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
OFFICERS AND INTERESTED DIRECTORS

JAMES E. DAVEY(4) (1964) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board, President and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also currently serves as Chairman of the Board, President and Manager of Lattice Strategies LLC. Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	76	N/A

ANDREW S. DECKER (1963) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	AML Compliance Officer	Since 2015	Mr. Decker currently serves as the AML Compliance Officer for HFD and as Chief Compliance Officer and AML Compliance Officer for HASCO. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

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Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
MICHAEL FLOOK (1965) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President, Treasurer and Controller	Since 2015	Mr. Flook served as Assistant Treasurer for the Company, The Hartford Mutual Funds II, Inc., The Hartford Alternative Strategies Fund, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014. Mr. Flook currently serves as an employee of HFMC.	N/A	N/A

WALTER F. GARGER (1965) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Chief Legal Officer	Since 2016	Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

JOSEPH G. MELCHER (1973) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. He also serves as Chief Compliance Officer and Executive Vice President of Lattice Strategies LLC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

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Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
VERNON J. MEYER (1964) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President	Since 2006	Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

LAURA S. QUADE (1969) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President	Since 2012	Ms. Quade currently serves as Senior Vice President of HLIC and Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A

ALICE A. PELLEGRINO (1960) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Secretary	Since 2016	Ms. Pellegrino currently serves as Vice President of HLIC and HFMG. Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

(1)	Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.
(2)	The portfolios are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
(3)	Ms. Jaffee will retire as a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc. effective December 18, 2016.
(4)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

For more information regarding the Directors and Officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-888-843-7824.

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HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc.

The Hartford Global Real Asset Fund

Hartford Long/Short Global Equity Fund

Hartford Real Total Return Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At a Joint Annual Meeting of Shareholders held on March 14, 2016 and adjourned to April 19, 2016 with respect to certain funds, shareholders of each of the funds listed above (each a “Fund” and collectively, the “Funds”) voted to approve a new investment management agreement (the “Management Agreement”) by and between The Hartford Mutual Funds, Inc. (“HMF”), on behalf of each of its Funds, The Hartford Mutual Funds II, Inc. (“HMF II”) and Hartford Funds Management Company, LLC (“HFMC”).

At their meeting held on August 2-3, 2016, the Boards of Directors (collectively, the “Board”) of HMF and HMF II, including each of the Independent Directors, unanimously voted to approve (i) the continuation of the Management Agreement; and (ii) the continuation of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and collectively with the Management Agreement, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”).

In the months preceding the August 2-3, 2016 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2016 and August 2-3, 2016. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 21-22, 2016 and August 2-3, 2016 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Funds’ respective management fees, sub-advisory fees, if any, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the Management Agreement.

In determining whether to continue the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of HFMC and its affiliates to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 65 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered HFMC’s day-to-day oversight of compliance with each Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with the launch of new funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the quality of each Fund’s portfolio manager(s), the Sub-adviser’s other investment personnel, its investment philosophy and process, its investment research capabilities and resources, its flexibility in implementing the inflation hedge overlay in a low inflation environment for The Hartford Global Real Asset Fund and Hartford Real Total Return Fund, its performance record, its trade execution capabilities and its experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s).

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and, as applicable, the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board also noted that, for The Hartford Global Real Asset Fund and Hartford Real Total Return Fund, there existed no peer group with a strong correlation to the Fund’s investment strategy. For The Hartford Global Real Asset Fund and Hartford Real Total Return Fund, the Board considered additional, supplemental performance information. For detail regarding each Fund’s performance, see the fund-by-fund synopsis below.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on each Fund’s gross returns and with respect to certain reports, net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the Management Agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 21-22, 2016 and August 2-3, 2016 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund, taking into account that HFMC compensates the Sub-adviser out of the management fee paid by the Fund to HFMC. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund, and total operating expenses for each Fund. With respect to each Fund’s sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Broadridge, in consultation with the Consultant, and a broader universe of funds selected by Broadridge. For detail regarding each Fund’s expenses, see the fund-by-fund synopsis below.

While the Board recognized that comparisons between a Fund and its peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s management and sub-advisory fees, as applicable, and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s management and sub-advisory fees, as applicable, and total operating expenses.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce each Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. In addition, the Board considered that initially setting competitive fee rates and pricing the Funds to scale at inception are other means of sharing potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower operating expenses. The Board also noted that, for Hartford Real Total Return Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board considered that it had approved an increase in the Funds’ fund accounting fee rate. The Board reviewed information from Broadridge comparing the new accounting fee rate with relevant industry data and considered that the new fund accounting fee schedule more properly aligned with HFMC’s actual costs for those services. The Board considered that, while the new fee schedule is projected to result in a reasonable increase in overall profitability to HFMC, HFMC expected that it would continue to operate at a net loss with respect to fund accounting services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds. The Board considered that it had approved the implementation of a uniform transfer agency fee across all distribution channels for all classes of the Funds, except Class Y shares, in light of the reduction in revenue earned by HASCO associated with a decline in the use of directly-held accounts and a corresponding increase in the use of omnibus accounts. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function, including the anticipated impact of the new fee schedule on transfer agent profit margins. The Board considered information provided by HASCO indicating that, after giving effect to the new fee schedule, the transfer agent fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. As principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Funds and receive compensation in that regard.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser does not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in a Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the fund family with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

Fund-by-Fund factors

The Hartford Global Real Asset Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its blended custom benchmark for the 1-year period and below its blended custom benchmark for the 3- and 5-year periods. In response to questions from the Board concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group, while its actual management fee was in the 1st quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction implemented in 2015. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

98

Alternative Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Long/Short Global Equity Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

Hartford Real Total Return Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period. In response to questions from the Board concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a proposed permanent fee reduction that is scheduled to be implemented on June 30, 2016. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class. The Board further noted HFMC’s proposal to lower the automatically renewable contractual expense cap effective June 30, 2016.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

99

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

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b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

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c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

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c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

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and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, please see our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, which is available at Online Privacy Policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

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as required by law.

We only disclose Personal Health Information with:

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Our employees have access to Personal Information in the course of doing their jobs, such as:

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We use manual and electronic security procedures to maintain:

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Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

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We are responsible for and must:

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c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if you maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

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d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.: 1stAGChoice, Inc.; Access CoverageCorp, Inc.;

Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; ; Lanidex R, LLC (Delaware); MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2016

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced in this report are sub-advised by Wellington Management Company LLP (Wellington). HFD and HFMC are not affiliated with Wellington.

MFAR-ALT16  12/16    117961-3    Printed in U.S.A.

HARTFORDFUNDS

Our benchmark is the investor.[SM]

Multi-Strategy Funds

Annual Report

October 31, 2016

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

During the year ended October 31, 2016, the period of this report, stocks endured a correction, then recovered and, despite periodic gyrations, managed to remain generally in positive territory for the remainder of the period. Even with the bouts of uncertainty the market experienced, the current bull market continued into its seventh year, making it the second-longest bull market on record, as measured by the S&P 500 Index.1 From November 1, 2015 through October 31, 2016, the S&P 500 generated a 4.51% total return.

The market reacted to a handful of concerns during the course of the year, including worries about low oil prices, weakness in the Chinese economy, a surprise vote for the U.K. to leave the European Union (dubbed Brexit), the beginning of a rate increase cycle by the U.S. Federal Reserve (Fed), and a contentious U.S. presidential election cycle.

There were also more positive influences, including generally positive jobs reports over the course of the period, which helped the unemployment rate fall to pre-recession levels. In addition, growth of the domestic economy, while slow, has remained steady. This has helped limit the Fed’s actions; they’ve kept rate increases very gradual, which helps markets better digest and account for such changes.

While the election results didn’t factor into returns for the period this report covers, President-elect Trump’s inauguration in 2017 is likely to play a key role in market movements for the new year and beyond. While it is difficult to assess the full potential impact of changing political policies, markets seem to consider his policies pro-growth, which could bode well for investors. However, change to the status quo can often result in volatility in the markets.

As we enter 2017, we encourage you to maintain a strong relationship with a financial advisor who can help guide you through shifting markets with confidence. If there’s one certain thing about markets, it’s that movements can be hard to anticipate, especially in the short term. So it’s important to proactively build a portfolio that takes that unknown into account along with your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of more than 50 mutual funds as you work toward those goals.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Multi-Strategy Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s investment manager or sub-adviser, as applicable, and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Balanced Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Balanced A1	1.43%	8.77%	5.08%
Balanced A2	-4.15%	7.55%	4.48%
Balanced B1	0.50%	7.83%	4.37%	[3]
Balanced B2	-4.48%	7.54%	4.37%	[3]
Balanced C1	0.74%	8.02%	4.33%
Balanced C2	-0.26%	8.02%	4.33%
Balanced I1	1.80%	8.89%	5.13%
Balanced R3[1]	1.18%	8.53%	4.84%
Balanced R4[1]	1.47%	8.84%	5.14%
Balanced R5[1]	1.81%	9.17%	5.46%
Balanced Y1	1.87%	9.23%	5.54%
S&P 500 Index	4.51%	13.57%	6.70%
Bloomberg Barclays Government/Credit Bond Index	4.84%	3.01%	4.70%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.31%	0.11%	0.88%
Balanced Fund Blended Index	4.52%	9.23%	6.01%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class I shares commenced operations on March 31, 2015. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges) which had different operating expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Bloomberg Barclays Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

Balanced Fund Blended Index is calculated by Hartford Funds Management Company, LLC (“HFMC”) and represents the weighted return of 60% S&P 500 Index, 35% Bloomberg Barclays Government/Credit Bond Index and 5% Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

2

The Hartford Balanced Fund inception 07/22/1996

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from HFMC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

3

The Hartford Balanced Fund

Manager Discussion and Analysis

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Balanced Class A	1.15%	1.15%
Balanced Class B	1.99%	2.27%
Balanced Class C	1.84%	1.84%
Balanced Class I	0.86%	0.86%
Balanced Class R3	1.40%	1.49%
Balanced Class R4	1.10%	1.16%
Balanced Class R5	0.80%	0.87%
Balanced Class Y	0.74%	0.74%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Michael E. Stack, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Balanced Fund returned 1.43%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s custom benchmark, 60% S&P 500 Index, 35% Bloomberg Barclays Government/Credit Bond Index, and 5%Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 4.52% for the same period. For the same period, the S&P 500 Index returned 4.51%, the Bloomberg Barclays Government/Credit Bond Index returned 4.84%, and the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index returned 0.31%. The Fund underperformed the 2.01% average return of the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

U.S. equities rose for the period, as measured by the S&P 500 Index, notwithstanding significant volatility earlier in the twelve-month period ended October 31, 2016. The S&P 500 Index finished the last two months of 2015 slightly down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February through March. Stocks continued to rise through the second quarter, despite an unexpected referendum result for the U.K.’s exit from the E.U. (Brexit), which caused equities to sell off, only to recover a couple of days later. U.S. equities gained in the third quarter of 2016, in particular during July, before pulling back in October.

The period started with a November that finished relatively flat but data releases continued to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December 2015. The Fed’s policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate hikes.

A better-than-feared U.S. corporate earnings season in the second quarter of 2016 and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged

4

The Hartford Balanced Fund

Manager Discussion and Analysis – (continued)

October 31, 2016 (Unaudited)

and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed Chair Janet Yellen also explicitly mentioned the doubts surrounding the Brexit referendum as a factor in the decision. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September of 2016 as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed positively to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stock prices dipped in October as U.S. election jitters took center stage.

Within the S&P 500 Index, Utilities (+17%), Information Technology (+11%), and Telecommunication Services (+11%) posted the largest gains, while the Real Estate1 (-7%), Healthcare (-4%), and Consumer Discretionary (-2%) sectors lagged on a relative basis.

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Fed, which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter.

However, investors turned more cautious in June as the outcome of the Brexit referendum moved into sharper focus. The U.K.’s momentous vote to leave the E.U. led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase interest rates ahead of the Brexit vote. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. In the U.S., markets remained skeptical about the Fed’s ability to raise interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amid speculation around less accommodative monetary policy from central banks and rising prospects of a December 2016Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

During the period, the equity portion of the Fund underperformed its benchmark while the fixed income portion outperformed its index. Asset allocation was in-line with benchmark-relative performance, due to the Fund’s underweight to fixed income and overweight to equities.

[1]	Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Real Estate sector is only for the period starting September 1, 2016 through October 31, 2016. The attribution analysis of the Financials sector includes Real Estate for the period starting November 1, 2015 through August 31, 2016.

5

The Hartford Balanced Fund

Manager Discussion and Analysis – (continued)

October 31, 2016 (Unaudited)

Equity underperformance relative to the S&P 500 Index was driven primarily by security selection in Consumer Staples, Financials, and Healthcare, and was partially offset by stronger selection in the Utilities, Materials, and Industrials sectors. An overweight allocation to Healthcare and underweight allocations to the Utilities and telecommunication sectors also detracted from benchmark relative returns; this was only partially offset by the positive impact of underweights to Real Estate and Consumer Discretionary.

Top detractors from equity performance relative to the S&P 500 Index during the period included Norwegian Cruise Lines (Consumer Discretionary), Bristol-Myers Squibb (Healthcare), and Vertex Pharmaceuticals (Healthcare). Shares of Norwegian Cruise Lines, a U.S.-headquartered cruise ship operator, fell during the period on weakened guidance released as part of the company’s first quarter earnings release. The stock price of Bristol-Myers Squibb, a U.S.-based biopharmaceutical company, fell as the company’s trial for immuno-oncology drug Opdivo failed during the third quarter of 2016. The share price of Vertex Pharmaceuticals, a U.S.-based pharmaceutical company, fell during the period as the company lowered its guidance for revenues from its newly launched cystic fibrosis drug treatment. Allergan (Healthcare) was among the top detractors from absolute results during the period.

Top contributors to performance relative to the S&P 500 Index in the equity portion of the Fund during the period included Apple (Information Technology), NextEra Energy (Utilities), and Dollar General (Consumer Discretionary). Shares of Apple, a U.S.-based multinational company that designs, develops, and sells consumer electronics, computer software, and online services, contributed positively to benchmark-relative performance during the period, as iPhone 7 lead times (i.e., the amount of time required to bring a product to market) are beginning to lengthen, which suggests that sales may exceed expectations along with wireless carriers adding back some iPhone subsidies to their marketing campaigns. Shares of NextEra Energy, a U.S.-based clean energy company, rose during the period on strong earnings that beat consensus expectations. Shares of Dollar General, a U.S.-based chain of variety stores, rose during the period as its business model is able to target consumers by occupying a smaller footprint in more convenient locations as compared to competitors like Wal-Mart. Microsoft (Information Technology) and UnitedHealth Group (Healthcare) were among the top contributors to absolute results during the period.

The fixed income portion of the Fund outperformed the Bloomberg Barclays Government/Credit Bond Index, during the period. Security selection within investment grade corporate credit was the primary contributor to results relative to the Bloomberg Barclays Government/Credit Bond Index, particularly within Industrials and Financials. An overweight to taxable municipal credit also added to relative returns. Additionally, an allocation to asset-backed securities and agency mortgage backed securities had a slightly positive impact on relative performance. Duration and yield curve positioning detracted from performance relative to the Bloomberg Barclays Government/Credit Bond Index over the period. Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The U.S. economy remains in a period of slow, but steady growth. New home sales and mortgage applications continue to grow year-over-year, suggesting continued strength in the housing market. Labor market conditions appear to remain solid and inventory destocking, which has impacted economic growth in the last year, appears to be coming to an end. Consumer spending is slowing modestly, but consumer confidence remains high.

On the equity side, the Healthcare and Financials sectors represented the Fund’s largest sector overweights and the Real Estate and Consumer Discretionary sectors were the Fund’s largest underweights relative to the S&P 500 Index at the end of the period.

Within fixed income, we maintained a moderately pro-cyclical risk posture, continuing to favor U.S. financial issuers within investment grade credit and remaining underweight U.S. Treasuries. We continued to hold out-of-benchmark allocations to agency and commercial mortgage-backed securities as well as asset backed securities relative to the Bloomberg Barclays Government/Credit Bond Index.

At the end of the period, the Fund’s equity exposure was 66% compared to 60% in the Fund’s custom benchmark, and at the upper end of the Fund’s 50-70% range.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Fixed income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government.

6

The Hartford Balanced Fund

Manager Discussion and Analysis – (continued)

October 31, 2016 (Unaudited)

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	66.0%

Total	66.0%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	2.5%
Corporate Bonds	16.1
Foreign Government Obligations	0.2
Municipal Bonds	1.1
U.S. Government Agencies	0.2
U.S. Government Securities	12.8

Total	32.9%

Short-Term Investments	0.4
Other Assets & Liabilities	0.7

Total	100.0%

7

The Hartford Balanced Income Fund inception 07/31/2006

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income with growth of capital as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Balanced Income A1	7.29%	8.50%	6.72%
Balanced Income A2	1.39%	7.28%	6.12%
Balanced Income B1	7.30%	8.37%	6.27%	[3]
Balanced Income B2	2.30%	8.08%	6.27%	[3]
Balanced Income C1	6.48%	7.68%	5.92%
Balanced Income C2	5.48%	7.68%	5.92%
Balanced Income I1	7.57%	8.77%	6.90%
Balanced Income R3[1]	6.98%	8.20%	6.66%
Balanced Income R4[1]	7.36%	8.52%	6.87%
Balanced Income R5[1]	7.53%	8.77%	7.04%
Balanced Income R6[1]	7.65%	8.95%	7.13%
Balanced Income Y1	7.65%	8.96%	7.13%
Russell 1000 Value Index	6.37%	13.31%	5.35%
Bloomberg Barclays Corporate Index	7.24%	4.59%	5.74%
JP Morgan Emerging Markets Bond Index Plus	11.59%	5.99%	7.19%
Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index	10.16%	7.17%	7.69%
Balanced Income Fund Blended Index	7.33%	8.81%	6.05%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

8

The Hartford Balanced Income Fund inception 07/31/2006

Bloomberg Barclays Corporate Index is an unmanaged index and is the Corporate component of the U.S. Credit Index within the Bloomberg Barclays U.S. Aggregate Bond Index.

JP Morgan Emerging Markets Bond Index Plus is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets. It includes U.S. dollar denominated Brady bonds, Eurobonds, and traded loans issued by sovereign entities. Only issues with a current face amount outstanding of $500 million or more and a remaining life of greater than 2.5 years are eligible for inclusion.

Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index is the 2% issuer cap component of the Bloomberg Barclays U.S. High Yield Index, which is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

Balanced Income Fund Blended Index is calculated by Hartford Funds Management Company, LLC (“HFMC”) and represents the weighted return of 45% Russell 1000 Value Index, 44% Bloomberg Barclays Corporate Index, 5.5% JP Morgan Emerging Markets Bond Index Plus and 5.5% Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from HFMC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

9

The Hartford Balanced Income Fund

Manager Discussion and Analysis

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Balanced Income Class A	0.95%	0.95%
Balanced Income Class B	1.74%	1.81%
Balanced Income Class C	1.69%	1.69%
Balanced Income Class I	0.69%	0.69%
Balanced Income Class R3	1.24%	1.31%
Balanced Income Class R4	0.94%	1.01%
Balanced Income Class R5	0.69%	0.71%
Balanced Income Class R6	0.64%	0.67%
Balanced Income Class Y	0.61%	0.61%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Ian R. Link, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Scott I. St. John, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Balanced Income Fund returned 7.29%, before sales charge, for the twelve-month period ended October 31, 2016, modestly underperforming the Fund’s custom benchmark (45% Russell 1000 Value Index, 44% Bloomberg Barclays Corporate Bond Index, 5.5% Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index, and 5.5% JP Morgan Emerging Markets Bond Index Plus Index) which returned 7.33% for the same period. The Fund outperformed the 2.91% average return of the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, a group of funds that holds between 40-60% in equity securities and the remainder in bonds, cash, and cash equivalents. For the same period, the Bloomberg Barclays Corporate Bond Index returned 7.24%, the Bloomberg Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index returned 10.16%, the

JP Morgan Emerging Markets Bond Index Plus returned 11.59% and the Russell 1000 Value Index returned 6.37%.

Why did the Fund perform this way?

U.S. equities rose for the period, as measured by the S&P 500 Index, notwithstanding significant volatility earlier in the twelve-month period ended October 31, 2016. The S&P 500 Index finished the last two months of 2015 slightly down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February through March. Stocks continued to rise through the second quarter, despite an unexpected referendum result regarding the U.K.’s exit from the E.U. (Brexit), which caused equities to sell off, only to recover a couple of days later. U.S. equities gained in the third quarter of 2016, in particular during July, before pulling back in October.

10

The Hartford Balanced Income Fund

Manager Discussion and Analysis – (continued)

October 31, 2016 (Unaudited)

The period started with a November that finished relatively flat but data releases continued to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December. The Fed’s policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective. Early in the first quarter of 2016, equities plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate hikes.

A better-than-feared U.S. corporate earnings season in the second quarter of 2016 and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed Chair Janet Yellen also explicitly mentioned the doubts surrounding the Brexit referendum as a factor in the decision. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September of 2016 as investors remained focused on the Fed’s actions, specifically on the timing of the next rate increase. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. Presidential election, tepid economic data, and valuation concerns. Stock prices dipped in October as U.S. election jitters took center stage.

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Fed, which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures.

A rebound in crude oil prices, accommodative global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets through the second quarter. However, investors turned more cautious in June as the outcome of the Brexit referendum moved into sharper focus. The U.K.’s momentous vote to leave the E.U. led to a spike in global financial market volatility and a flight to safety at the end of the period, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy as well as a reluctance to increase interest rates ahead of the Brexit vote. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged and avoided making a firm commitment to further expand its bond-buying program. In the U.S., markets remained skeptical about the Fed’s ability to raise interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amid speculation around less accommodative monetary policy from central banks and rising prospects of a December 2016 Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in long-term government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period.

11

The Hartford Balanced Income Fund

Manager Discussion and Analysis – (continued)

October 31, 2016 (Unaudited)

However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

Within asset allocation decisions, an overweight to equities contributed positively to relative performance for the period. Within the equity portion of the Fund, sector allocation, a result of the stock selection process, contributed positively to relative results. In particular, an overweight to Utilities and an underweight to Financials1 were additive. Security selection detracted as weak selection in Consumer Staples and Utilities more than offset stronger selection in Energy and Consumer Discretionary.

Among the top detractors from relative returns in the equity portion of the Fund were Novartis (Healthcare), Wells Fargo (Financials), and Roche (Healthcare). Shares of Switzerland-based pharmaceutical company Novartis fell as it reported quarterly results below consensus expectations due to disappointing performance in eye care and generic pharmaceuticals. Shares of Wells Fargo, a U.S.-based retail, commercial, and corporate banking services company, detracted from relative performance during the period due to the news regarding sales practices and subsequent headline exposure. We’ve trimmed the position but continue to believe the company is attractively valued and may continue to benefit from efficiency gains and returns to scale. Disappointing trial results for Alzheimer and breast cancer treatments dampened investor enthusiasm for Roche and shares lagged as a result. Invesco (Financials) was a top detractor from absolute returns for the period.

Among the top contributors relative to the Fund’s custom benchmark to the equity portion of the Fund were Microsoft (Information Technology), Allergan (Healthcare), and Citigroup (Financials). Microsoft was the top contributor to relative performance over the quarter. The software and hardware services company beat consensus earnings with increased recurring revenue from Azure and subscription-based Office 365, strong sales of Surface tablets, and strategic cost cutting. Shares of Allergan, an Ireland-based specialty pharmaceutical company, fell during the period due to the U.S. Treasury releasing new tax inversion regulations that ultimately stopped a proposed merger with Pfizer. A lack of exposure to the security was additive to the Fund’s relative performance. Shares of Citigroup, a U.S.-based Financial Services provider, fell during the period as the U.S. banking sector came under pressure amid fears of a “lower-for-longer” rate environment due to a growth slowdown and concerns about deterioration in asset quality from the oil rout. Not holding this security contributed positively to relative performance. Johnson & Johnson (Healthcare) and Chevron (Energy) were also top contributors to absolute returns for the period.

The fixed income portion of the Fund outperformed the custom benchmark for the period due primarily to strong security selection within investment grade credit. Security selection within emerging market debt also contributed positively to benchmark-relative outperformance. The Fund’s duration and yield curve positioning had a negligible impact on relative performance during the period. Exposure to index derivatives during the period modestly detracted from relative performance during the period.

What is the outlook?

The U.S. economy remains in a period of slow, but steady growth. New home sales and mortgage applications continue to grow year-over-year, suggesting continued strength in the housing market. Labor market conditions appear to remain solid and inventory destocking, which has impacted economic growth in the last year, appears to be coming to an end. Consumer spending is slowing modestly, but consumer confidence remains high. Inflation appears to be ticking up, which we believe is a net positive for the economy. In the oil market, supply and inventory levels have been more resilient than the market expected. Late in the period, the Organization of the Petroleum Exporting Countries (OPEC) proposed a move back to the traditional policy of managing oil production to support global oil prices. We believe intervention by OPEC could lead to a more rational environment for the commodity, and that a stable oil price would be positive for global equity markets.

On the equity side, Consumer Staples and Information Technology represented the Fund’s largest sector overweights relative to the custom benchmark at the end of the period, while Real Estate represented the Fund’s largest underweight.

On the fixed income side, we ended the period with a moderately pro-cyclical risk posture. The Fund was overweight high yield credit, held an out-of-benchmark allocation to non-agency mortgage-backed securities, and maintained underweight exposure to investment grade credit.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding the Fund’s mix of equities and fixed income. At the end of the period, the Fund had a modest bias towards equities relative to the Fund’s custom benchmark.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets

[1]	Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials. The attribution analysis of the Financials sector includes Real Estate for the period starting November 1, 2015 through August 31, 2016.

12

The Hartford Balanced Income Fund

Manager Discussion and Analysis – (continued)

October 31, 2016 (Unaudited)

among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Fixed income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	45.5%

Total	45.5%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	1.5%
Convertible Bonds	0.0
Corporate Bonds	43.7
Foreign Government Obligations	4.5
Municipal Bonds	0.4
Senior Floating Rate Interests	0.1
U.S. Government Securities	0.1

Total	50.3%

Short-Term Investments	3.6
Other Assets & Liabilities	0.6

Total	100.0%

13

The Hartford Checks and Balances Fund inception 05/31/2007

(advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”))	Investment objective – The Fund seeks long-term capital appreciation and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	Since Inception[1]
Checks and Balances A2	2.78%	9.31%	4.96%
Checks and Balances A3	-2.87%	8.08%	4.33%
Checks and Balances B2	1.93%	8.42%	4.25%	[4]
Checks and Balances B3	-2.63%	8.13%	4.25%	[4]
Checks and Balances C2	1.94%	8.47%	4.17%
Checks and Balances C3	1.03%	8.47%	4.17%
Checks and Balances I2	2.97%	9.56%	5.21%
Checks and Balances R3[2]	2.35%	8.91%	4.64%
Checks and Balances R4[2]	2.64%	9.22%	4.92%
Checks and Balances R5[2]	3.04%	9.57%	5.20%
Russell 3000 Index	4.24%	13.35%	5.82%
S&P 500 Index	4.51%	13.57%	5.81%
Bloomberg Barclays U.S. Aggregate Bond Index	4.37%	2.90%	4.73%
Checks and Balances Fund Blended Index	4.49%	9.98%	5.76%

[1]	Inception: 05/31/2007
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/29/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 8/29/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Checks and Balances Fund Blended Index is calculated by HFMC and represents the weighted return of 33.4% Russell 3000 Index, 33.3% S&P 500 Index and 33.3% Bloomberg Barclays U.S. Aggregate Bond Index.

14

The Hartford Checks and Balances Fund inception 05/31/2007

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from HFMC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

15

The Hartford Checks and Balances Fund

Manager Discussion and Analysis

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Checks and Balances Class A	0.98%	0.98%
Checks and Balances Class B	1.79%	1.79%
Checks and Balances Class C	1.73%	1.73%
Checks and Balances Class I	0.75%	0.75%
Checks and Balances Class R3	1.34%	1.34%
Checks and Balances Class R4	1.04%	1.04%
Checks and Balances Class R5	0.73%	0.73%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Vernon J. Meyer, CFA

Managing Director and Chief Investment Officer

Hartford Funds Management Company, LLC

Allison Z. Mortensen, CFA*

Managing Director and Head of Multi-Asset Solutions

Hartford Funds Management Company, LLC

* Effective December 1, 2015, Allison Mortensen joined Vernon J. Meyer as a portfolio manager of the Fund.

How did the Fund perform during the period?

The Class A shares of The Hartford Checks and Balances Fund returned 2.78%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s custom benchmark (33.3% Bloomberg Barclays U.S. Aggregate Bond Index, 33.4% Russell 3000 Index, 33.3% S&P 500 Index), which returned 4.49% for the same period. In comparison, the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index, and the Russell 3000 Index returned 4.37%, 4.51% and 4.24%, respectively, for the same period. The Fund outperformed the 2.01% average return of the Lipper Mixed-Asset Target Allocation Growth Funds, a group of funds that hold between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

The Fund makes equal one-third allocations of its assets to Class Y shares of The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, and The Hartford Total Return Bond Fund (“Underlying Funds”). The Underlying Funds may invest in a wide variety of instruments that primarily include U.S. and foreign equity securities and fixed income and money market securities. The Fund is not actively managed, and the Fund’s assets will be rebalanced back to one-third in each Underlying Fund as soon as reasonably practicable whenever the Fund’s investment in any single Underlying Fund deviates from the target allocation by more than 5%.

The Fund’s performance relative to the custom benchmark benefited most from the performance of The Hartford Total Return Bond Fund. The return of The Hartford Capital Appreciation Fund detracted most from performance relative to the custom benchmark.

The Hartford Dividend and Growth Fund underperformed the S&P 500 Index during the period, primarily due to stock selection within the Consumer Staples, Information Technology, and Financials sectors, which detracted from performance relative to the S&P 500 Index. This was partially offset by stronger selection within the Healthcare, Industrials, and Utilities sectors. Within sector allocation, a result of the bottom up stock selection process, an underweight to Information Technology and overweight to Healthcare detracted from relative performance. This was offset by an underweight to Consumer Discretionary and an overweight to Utilities, which contributed positively.

The Hartford Capital Appreciation Fund underperformed its benchmark, the Russell 3000 Index primarily due to weak stock selection within the Consumer Discretionary, Healthcare, and Information Technology sectors. Stock selection within the Materials

16

The Hartford Checks and Balances Fund

Manager Discussion and Analysis – (continued)

October 31, 2016 (Unaudited)

and Energy sectors contributed positively to returns relative to the Russell 3000 Index during the period. Sector allocation, a result of bottom-up stock selection, also detracted from benchmark-relative results, primarily driven by the Underlying Fund’s overweight to Healthcare and underweight to Utilities sector. This was slightly offset by the Underlying Fund’s overweight to Information Technology, which contributed positively.

The Hartford Total Return Bond Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index during the period. The primary driver of the Underlying Fund’s outperformance versus the Bloomberg Barclays U.S. Aggregate Bond Index was the out-of-benchmark allocation to non-agency mortgage backed securities (MBS) and collateralized loan obligations (CLOs). High yield positioning was also beneficial overall. Positive results from exposure to bank loans, BB-rated high yield bonds, and European financials, were partially offset by the portfolio’s derivative hedges. Investment grade credit positioning, in particular security selection within Industrials, also benefited performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. The Underlying Fund’s opportunistic interest rate positioning represented another positive contributor to performance as rates on the short-end of the yield curve rose over this period.

Derivatives were not used at the Fund level during the period but were used at the underlying fund level.

What is the outlook?

We still expect muted returns alongside increased volatility across asset classes, elevating the importance of allocation and diversification among expected risks. With domestic interest rates rising and somewhat reduced liquidity in the fixed income markets, we believe caution is warranted across rate-sensitive asset classes. The risk of a steepening yield curve causes our outlook for long-term Treasuries to be less and less attractive on a risk-adjusted basis. Further, we think that diversification from fixed income is less reliable during periods of tight monetary policy. We believe those regions that still have some room to ease interest rates may become overvalued, but until then could offer some return. It is becoming less clear if the U.S. Federal Reserve’s (Fed) monetary policy is data or market dependent, but either way, we think that it would be surprising if the Fed delays a rate increase into 2017.

We believe that the combination of improving consumer demand, increased wage pressure, capacity constraints, a strong housing market and stabilizing energy prices increases the likelihood of inflation jumps. However, while we think break-even inflation rates look attractive, we are aware of the interest rate sensitivity of Treasury Inflation-Protection Securities (TIPS) on a total return basis in the TIPS markets. As we become closer and closer to a rise in U.S. interest rates, we recognize that this may also result in inflation, dependent on the Fed’s credibility and pace of tightening throughout 2017. As investors may be growing complacent in the long wait for a

Fed move and begin to forecast “more of the same”, we think there is some risk of a faster interest rate rise than the market currently predicts. While we do not believe this is the most likely outcome, we remain concerned that emerging market debt could suffer in the event of a U.S. interest rate move driven by an unexpected pickup in inflation. With comparatively low spreads, we believe that the risk/reward trade-off in high yield bonds remains poor, while investment grade credit is somewhat more attractive, in our view.

Domestically, improving fundamentals allow us to remain optimistic and we expect earnings will help rein in what we view as stretched U.S. valuations. In Europe, while uncertainty around the United Kingdom’s (U.K.) planned exit from the European Union (E.U.) has abated with the appointment of a new prime minister and the Bank of England (BoE) lowering rates, we believe that the U.K.’s exit from the E.U. will put longer-term pressure and uncertainty on European equities, especially with the growing uncertainty caused by the possibility of other E.U. members following suit.

As of the end of the period, the Fund was overweight U.S. equities and underweight fixed income compared to the Fund’s custom benchmark. The Fund remains modestly overweight to equities relative to the Fund’s custom benchmark. In the U.S., we have a slight preference for small cap equities as we believe they are more shielded from export pressures in a strengthening dollar environment.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the Investment Manager’s allocation among those Underlying Funds. The Fund is subject to the risks of the Underlying Funds, including high portfolio turnover, in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign and emerging-markets securities, fixed-income securities (which carry credit, liquidity, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage- and asset-backed securities, and derivatives.

Asset Allocation

as of October 31, 2016 (Unaudited)

Fund Name	Percentage of Net Assets
Domestic Equity Funds	66.7%
Taxable Fixed Income Funds	33.5
Other Assets & Liabilities	(0.2)

Total	100.0%

17

The Hartford Conservative Allocation Fund inception 05/28/2004

(advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”))	Investment objective – The Fund seeks current income and long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Conservative Allocation A1	1.26%	1.86%	2.69%
Conservative Allocation A2	-4.31%	0.71%	2.11%
Conservative Allocation B1	0.44%	1.03%	2.04%	[3]
Conservative Allocation B2	-4.50%	0.68%	2.04%	[3]
Conservative Allocation C1	0.34%	1.07%	1.92%
Conservative Allocation C2	-0.65%	1.07%	1.92%
Conservative Allocation I1	1.45%	2.14%	2.95%
Conservative Allocation R3[1]	0.99%	1.54%	2.31%
Conservative Allocation R4[1]	1.28%	1.85%	2.65%
Conservative Allocation R5[1]	1.56%	2.14%	2.95%
Bloomberg Barclays U.S. Aggregate Bond Index	4.37%	2.90%	4.64%
Russell 3000 Index	4.24%	13.35%	6.76%
MSCI All Country World ex USA Index	0.72%	4.11%	2.07%
MSCI All Country World Index	2.64%	8.62%	4.34%
Conservative Allocation Fund Blended Index	4.12%	5.72%	5.26%
Former Conservative Allocation Fund Blended Index	3.98%	4.74%	4.87%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-advisers, Hartford Investment Management Company and Wellington Management Company LLP (“Wellington Management”). For the period June 4, 2012 through November 30, 2015, Wellington Management served as the sub-adviser to the Fund, using a modified investment strategy. Prior to June 4, 2012, Hartford Investment Management Company served as the sub-adviser to the Fund, using a modified investment strategy.

18

The Hartford Conservative Allocation Fund inception 05/28/2004

Effective December 1, 2015, the Fund’s equity benchmark changed from the MSCI All Country World Index to the Russell 3000 Index and the MSCI All Country World ex USA Index. HFMC believes the new benchmarks better reflect the Fund’s revised investment strategy.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

Conservative Allocation Fund Blended Index is calculated by HFMC and represents the weighted return of 65% Bloomberg Barclays U.S. Aggregate Bond Index, 25% Russell 3000 Index and 10% MSCI All Country World ex USA Index. The Former Conservative Allocation Fund Blended Index is calculated by HFMC and represents the weighted return of 70% Bloomberg Barclays U.S. Aggregate Bond Index and 30% MSCI All Country World Index.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from HFMC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

19

The Hartford Conservative Allocation Fund

Manager Discussion and Analysis

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Conservative Allocation Class A	1.19%	1.31%
Conservative Allocation Class B	1.94%	2.18%
Conservative Allocation Class C	1.94%	2.05%
Conservative Allocation Class I	0.94%	1.02%
Conservative Allocation Class R3	1.44%	1.65%
Conservative Allocation Class R4	1.14%	1.36%
Conservative Allocation Class R5	0.84%	1.05%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Vernon J. Meyer, CFA*

Managing Director and Chief Investment Officer

Hartford Funds Management Company, LLC

Allison Z. Mortensen, CFA*

Managing Director and Head of Multi-Asset Solutions

Hartford Funds Management Company, LLC

* Effective December 1, 2015, Vernon J. Meyer and Allison Mortensen replaced Richard P. Meagher and Wendy M. Cromwell as the portfolio managers of the Fund.

How did the Fund perform during the period?

The Class A shares of The Hartford Conservative Allocation Fund returned 1.26%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming its custom benchmark**, 65% Bloomberg Barclays U.S. Aggregate Bond Index, 25% Russell 3000 Index and 10% MSCI All Country World ex USA Index, which returned 4.12% for the same period. Individually, the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000 Index and the MSCI All Country World ex USA Index returned 4.37%, 4.24%, and 0.72%, respectively, for the same period. The Fund also underperformed the average return of the Lipper Mixed-Asset Target Allocation Conservative Funds category, a group of funds with equity weights of 20%-40%, which returned 3.55%.

Why did the Fund perform this way?

The main driver of performance relative to the custom benchmark over this period was the underperformance of many of the underlying funds relative to their individual benchmarks. In particular, the performance of The Hartford World Bond Fund, The Hartford MidCap

Fund and the Hartford Core Equity Fund had the largest negative effect on the Fund’s performance relative to the custom benchmark.

Another driver of Fund performance was the asset allocation among various asset classes. Contribution to performance from asset allocation decisions was mixed over the period. The Fund’s underweight to fixed income and overweight to international equity detracted from performance during the period. Within fixed income, the allocation to short duration bonds detracted as long duration bonds outperformed during the period. These effects were partially offset by the slight overweight to U.S. equity, which outperformed international equities during the period. Within fixed income, the Fund benefited from exposure to global sovereign bonds, which outperformed U.S. investment grade fixed income, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, during the period. The Fund’s overweight to midcap equities within domestic equity was also helpful.

The much anticipated policy divergence among central banks came to fruition as the U.S. Federal Reserve (Fed) tightened monetary

**	Effective December 1, 2015, the Fund’s equity benchmark changed from the MSCI All Country World Index to the Russell 3000 Index and the MSCI All Country World ex USA Index. The Conservative Allocation Fund custom benchmark is calculated by Hartford Funds Management Company, LLC. The return represents this new custom benchmark for the entire twelve month period ended October 31, 2016.

20

The Hartford Conservative Allocation Fund

Manager Discussion and Analysis – (continued)

October 31, 2016 (Unaudited)

policy in mid-December, while the European Central Bank (ECB) and the Bank of Japan (BOJ) both attempted to stimulate their economies by loosening monetary policy in their respective economic zones. As doubts increased over whether central bank accommodative policies would be effective, heightened geopolitical tensions, concerns around the strength of the Chinese economy and declining oil prices caused equity markets to sell off early in the year. However, as China instituted a stimulus package, oil prices stabilized and the Fed adjusted its guidance, risk markets retraced their losses from their mid-February lows. The Fed held off raising interest rates and pared back its forecasts for interest rate increases in 2016. In turn, U.S. interest rates decreased and the yield curve flattened. Long duration bonds did better than short duration bonds as yields fell.

While it had been one of the most beaten down sectors during the first three months of the period, emerging markets equities led the late period rally. Emerging markets’ currencies strengthened over the period, outpacing hard currencies as oil prices stabilized and the political backdrop improved.

The flight to quality that rattled the equity markets sent below investment grade credit yields over 9% in January 2016. High yield credit saw a swift recovery that persisted through most of the period. Despite the early slide, below-investment grade credit, as measured by the Bloomberg Barclays High Yield Corporate Index, was one of the strongest performing sectors over the period. Investment grade spreads also recovered after widening early in the period and closed the period lower. The decline in U.S. Treasury rates that began early in the period continued through July, with the U.S. 10-year Treasury rate falling under 1.4% in July 2016. While rates did retrace some of the decline, they remained lower for the period. Overall fixed income posted positive returns through October, and investors were rewarded for exposure to interest rate risk and credit risk during the period. The Fund’s underweight to fixed income relative to the custom benchmark detracted from returns.

For the twelve month period ended October 31, 2016, domestic equities outperformed international developed market equities. Emerging market equities outperformed both U.S. and international developed market equities. The Fund’s slight tilt toward growth oriented equities detracted from performance as value oriented equities outperformed growth oriented equities in April after keeping pace throughout the period.

The Fund was repositioned in December following changes in portfolio management, strategy and benchmark effective December 1, 2015. As a result of these changes, exposures to global equity markets were reduced and exposures to U.S. equity markets were increased.

Derivatives were not used at the Fund level during the period but were used at the underlying fund level.

What is the outlook?

We still expect muted returns alongside increased volatility across asset classes, elevating the importance of allocation and diversification among expected risks. With domestic interest rates rising and somewhat reduced liquidity in the fixed income markets, we believe caution is warranted across rate-sensitive asset classes. The risk of a steepening yield curve causes our outlook for long-term Treasuries to be less and less attractive on a risk-adjusted basis. Further, we believe diversification from fixed income is less reliable during periods of tight monetary policy. We believe those regions that still have some room to ease interest rates may become overvalued, but until then could offer some return. It is becoming less clear if the Fed’s monetary policy is data or market dependent, but either way, it would be surprising if the Fed delays a rate increase into 2017.

We believe that the combination of improving consumer demand, increased wage pressure, capacity constraints, a strong housing market and stabilizing energy prices increases the likelihood of inflation jumps. However, while we think break-even inflation rates look attractive, we are aware of the interest rate sensitivity of Treasury Inflation-Protection Securities (TIPS) on a total return basis in the TIPS markets. As we become closer and closer to a rise in U.S. interest rates, we recognize that this may also result in inflation, dependent on the Fed’s credibility and pace of tightening throughout 2017. As investors may be growing complacent in the long wait for a Fed move and begin to forecast “more of the same”, we think there is some risk of a faster interest rate rise than the market currently predicts. While we do not believe this is the most likely outcome, we remain concerned that emerging market debt could suffer in the event of a U.S. interest rate move driven by an unexpected pickup in inflation. With comparatively low spreads, we believe that the risk/reward trade-off in high yield bonds remains poor, while investment grade credit is somewhat more attractive in our view.

Domestically, improving fundamentals allow us to remain optimistic and we expect earnings will help rein in what we view as stretched U.S. valuations. In Europe, while uncertainty around the United Kingdom’s (U.K.) planned exit from the European Union (E.U.) has abated with the appointment of a new prime minister and the Bank of England (BoE) lowering rates, we believe that the U.K.’s exit from the E.U. will put longer-term pressure and uncertainty on European equities, especially with the growing uncertainty caused by the possibility of other E.U. members following suit.

As of the end of the period, the Fund was overweight U.S. equities and underweight fixed income compared to the Fund’s custom benchmark. The Fund remains modestly overweight to equities relative to the Fund’s custom benchmark. In the U.S., we have a slight preference for small cap equities as we believe they are more shielded from export pressures in a strengthening dollar environment.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated

21

The Hartford Conservative Allocation Fund

Manager Discussion and Analysis – (continued)

October 31, 2016 (Unaudited)

objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the Investment Manager’s allocation among those Underlying Funds. The Fund is subject to the risks of the Underlying Funds, including high portfolio turnover, in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign and emerging-markets securities, fixed-income securities (which carry credit, liquidity, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage- and asset-backed securities, and derivatives.

Asset Allocation

as of October 31, 2016 (Unaudited)

Fund Name	Percentage of Net Assets
Alternative Funds	4.0%
Domestic Equity Funds	27.8
International/Global Equity Funds	8.0
Multi-Strategy Funds	5.0
Taxable Fixed Income Funds	55.4
Other Assets & Liabilities	(0.2)

Total	100.0%

22

The Hartford Global All-Asset Fund inception 05/28/2010

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	Since Inception[1]
Global All-Asset A2	2.85%	5.19%	5.19%
Global All-Asset A3	-2.81%	4.01%	4.27%
Global All-Asset C2	2.09%	4.43%	4.42%
Global All-Asset C3	1.14%	4.43%	4.42%
Global All-Asset I2	3.12%	5.48%	5.46%
Global All-Asset R3[2]	2.55%	4.95%	4.92%
Global All-Asset R4[2]	2.91%	5.29%	5.25%
Global All-Asset R5[2]	2.64%	5.39%	5.41%
Global All-Asset Y2	3.22%	5.58%	5.56%
MSCI All Country World Index	2.64%	8.62%	9.16%
Bloomberg Barclays Global Aggregate Bond Hedged USD Index	5.59%	0.90%	4.09%
Global All-Asset Fund Blended Index	3.80%	6.95%	7.36%

[1]	Inception: 05/28/2010
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016,

which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

Bloomberg Barclays Global Aggregate Bond Hedged USD Index represents the global investment-grade fixed-income markets.

Global All-Asset Fund Blended Index is calculated by Hartford Funds Management Company, LLC (HFMC) and represents the weighted return of 60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Bond Hedged USD Index.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from HFMC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

23

The Hartford Global All-Asset Fund (consolidated)

Manager Discussion and Analysis

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Global All-Asset Class A	1.38%	1.59%
Global All-Asset Class C	2.13%	2.31%
Global All-Asset Class I	1.13%	1.28%
Global All-Asset Class R3	1.63%	1.91%
Global All-Asset Class R4	1.33%	1.62%
Global All-Asset Class R5	1.08%	1.29%
Global All-Asset Class Y	1.03%	1.20%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the March 1, 2016 prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. The Fund filed a supplement to its prospectus, dated August 10, 2016, with the U.S. Securities and Exchange Commission that announced modifications to the Fund’s management fee rate and expense reimbursement arrangements that became effective on November 1, 2016. However, the information in this annual report is as of October 31, 2016 and does not reflect any changes made to the total annual fund operating expense table in the prospectus, as supplemented. The net expense ratios shown in the supplement are 1.24%, 1.99%, 0.99%, 1.54%, 1.24%, 0.94%, and 0.89% for Class A, Class C, Class I, Class R3, Class R4, Class R5, and Class Y, respectively, and reflect contractual expense reimbursements in place until February 28, 2018. Contractual transfer agent reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. The gross expense ratios shown in the supplement are 1.34%, 2.06%, 1.03%, 1.67%, 1.37%, 1.05%, and 0.94% for Class A, Class C, Class I, Class R3, Class R4, Class R5, and Class Y, respectively. Expenses shown include acquired fund fees and expenses. Please see accompanying Consolidated Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Scott M. Elliott

Senior Managing Director and Multi-Asset Portfolio Manager

Wellington Management Company LLP

Brian M. Garvey

Senior Managing Director and Multi-Asset Portfolio Manager

Wellington Management Company LLP

Mark T. Lynch

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Global All-Asset Fund returned 2.85%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s custom benchmark (60% MSCI All Country World Index, 40% Bloomberg Barclays Global Aggregate Bond Hedged USD Index), which returned 3.80% for the same period. The Fund outperformed the 2.47% average return of the Lipper Flexible Portfolio Funds peer group, a group of funds that allocate their investments across various asset classes, including domestic common equities, bonds, and money market instruments, with a focus on total return. For the same period, the

Bloomberg Barclays Global Aggregate Bond Hedged USD Index returned 5.59% and the MSCI All Country World Index returned 2.64%.

Why did the Fund perform this way?

Global equities rose over the twelve-month period, as measured by the MSCI All Country World Index. In December 2015, the much anticipated monetary policy divergence came to fruition with the European Central Bank (ECB) and Bank of Japan (BOJ) announcing additional policy easing, while the U.S. Federal Reserve (Fed) initiated its well-telegraphed plan to begin increasing short-term

24

The Hartford Global All-Asset Fund (consolidated)

Manager Discussion and Analysis – (continued)

October 31, 2016 (Unaudited)

rates. 2016 got off to a volatile start as Chinese equities plunged in early January, sparking a global flight to quality trade. Once again, extended monetary policy accommodation by major central banks helped support risk assets. First, the BOJ cut its benchmark rate to negative territory in January 2016. Next, the People’s Bank of China (PBOC) lowered the reserve-requirement ratio in an effort to boost growth. Finally, ECB President Mario Draghi announced more-than-expected stimulus in March. Emerging market equities participated strongly in the market rebound.

After a lengthy and, at times, acrimonious campaign, the British electorate voted to leave the European Union (E.U.) in June 2016. The U.K.’s exit from the E.U. (Brexit) vote overshadowed a promising European economic backdrop and the ECB’s reaffirmation of its overall cautious approach to further rate hikes. In the U.S., solid economic data helped investors shrug off the Fed’s statements suggesting plans to further raise rates during May. Market participants were also encouraged by improving signs from China’s economic data releases and Beijing’s increased emphasis on currency stability. During the third quarter, expectations for continued accommodative monetary policy from central banks around the globe helped to increase investors’ risk appetites. While the Fed signaled a higher probability of a rate increase before year end, market participants appeared more fixated on the downshift in the dot plot (a document that maps the rate projections of each Federal Open Market Committee [FOMC] member). Global equities pulled back slightly in October, amid concerns about a “hard” Brexit scenario, U.S. election uncertainty, and potential monetary policy shifts from the Fed and ECB.

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Fed. Meanwhile, tepid growth and deflationary pressures forced central banks in other developed markets to maintain accommodative monetary policies or ease further. Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Extended accommodative central bank policy helped support risk assets. Through the second quarter, a rebound in crude oil prices, global central bank monetary policy and signs of near-term stabilization in China further supported global financial markets. However, investors turned more cautious in June as the U.K.’s momentous vote to leave the E.U. led to an increase in global financial market volatility and a flight to safety, with U.K. and European equity and credit markets bearing the brunt of the sell-off. The Fed chose to err on the side of caution by holding rates steady at its June meeting amid lingering uncertainty about the strength of the global economy. Policy paths of major central banks appeared to diverge in the third quarter as the Bank of England unveiled a stimulus package designed to prevent a recession following the Brexit vote while the ECB kept its stimulus program unchanged. In the U.S., markets remained skeptical about the Fed’s ability to raise interest rates in the near term, despite more statements suggesting plans to further raise rates from some Fed members. Most global government bonds pulled back slightly in October, amid speculation around less accommodative monetary policy from central banks and rising prospects of a December 2016 Fed rate increase.

Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in long-term government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

Treasury inflation protected securities (TIPS) returned 4.68% during the period as represented by the Bloomberg Barclays U.S. TIPS 1-10 Year index. The yield curve flattened during these 12 months; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined.

There were three notable areas of weakness that drove the Fund’s underperformance relative to the custom benchmark. First, our allocation to non-thematic exposures in aggregate detracted from results. The main driver there was the Fund’s currency hedging activity, particularly a short position in the Japanese yen versus the U.S. dollar. Other areas of weakness were the Fund’s risk mitigating equity positions, which were intended to balance the Fund’s underweight to U.S. equities and the Fund’s underweight to the Financials sector. Partially offsetting these results were the Fund’s overall duration management positions, particularly the Fund’s exposure to long-end U.S. Treasuries.

25

The Hartford Global All-Asset Fund (consolidated)

Manager Discussion and Analysis – (continued)

October 31, 2016 (Unaudited)

Second, as part of the asset allocation process, we implemented global thematic ideas based on research regarding macroeconomic and structural trends. Some of the global thematic ideas we implemented during the period include meaningful European reform, global industry analyst best ideas, activist governments, terms of trade reversal, and India awakes.

Exposures within the Fund’s meaningful European reform theme, investments in areas that take advantage of underappreciated areas of the market caused by the reforms implemented in reaction to the crisis in southern Europe, proved to be a detractor, with the majority of the underperformance centered around the Brexit decision. Both equity and fixed income exposures detracted from results, with equity exposures declining the most. Within equities, exposures to the U.K. and Greece were the primary source of weakness. From a fixed income perspective, exposure to European financial debt drove negative results. The economic recovery in Europe has proven to be resilient despite political uncertainty and the volatility surrounding the Brexit vote, but we believe risks remain. Inflation is expected to remain low and the negative yield environment continues to create concerns about the overall profitability of the financial sector. At the same time, we believe the negative yield environment may force the ECB into augmenting its asset purchase program. Given the challenges faced by the ECB, coupled with event risk over the next couple of quarters (i.e., the potential for another round of Spanish elections and the constitutional referendum in Italy) we have adopted a somewhat more cautious view on Europe. On the back of strong performance by European markets in the third quarter, we took the opportunity to trim some of the Fund’s fixed income exposure to European financial corporates and Spanish and Italian sovereign debt. On the equity side the Fund continues to be invested in real estate companies in supply constrained European cities, building material companies that should benefit from an upturn in the housing cycle, and defense companies that stand to benefit from increased defense spending. We continue to monitor the political landscape and ECB policy developments, hoping to exploit what we believe are market mispricing as reforms continue to be implemented

The final contributor to negative performance was exposures within the Global Industry Analyst Best Ideas. This thematic approach invests in our global industry analysts’ highest conviction stock ideas. Within this portion of the Fund, weak security selection was the main driver of benchmark-relative underperformance, in particular security selection in the Financials1 Information Technology, and Consumer Staples sectors.

The top thematic contributors were activist governments, terms of trade reversal, and India awakes. The positive performance of the Fund’s precious metal equities and inflation-linked bond exposure in the Fund’s activist governments theme, investments in areas that seek to benefit from governments willing to intervene in asset markets primarily through extraordinary loose monetary policy to generate growth, partly reflects the rise in inflation expectations that has taken place over the period. The Fed continues to highlight that its 2% inflation target is symmetrical, and we believe officials will tolerate a temporary overshoot of the inflation rate in order to allow the U.S. economy to gain greater momentum. Precious metal equity producers performed well during this period as investors were concerned about financial market fragility, particularly around the Brexit vote, and turned to safe haven assets. The terms of trade reversal theme benefited from the strength in Asian equity markets in the third quarter of 2016, particularly in the Technology sector. This theme, which focuses on the transition of the Chinese economy as it shifts from infrastructure investment to consumer spending, has performed strongly since the Fund first invested in late 2012; however, we are becoming concerned that it is increasingly being recognized in financial markets. We retained the Fund’s short position to the South African equity index given the second round effects of weak commodity prices still have the potential to exacerbate political and growth concerns. One area where we continue to have conviction within the theme is in Asian technology. Indian exposure in the Fund’s India awakes theme, which invests in areas based on the belief that the new government’s reform agenda will boost productivity and ultimately income growth, was another contributor during the period. Market skepticism about the pace of reform rose in the first half of the year. But the passing of a bankruptcy law, followed by the Goods and Services Tax (GST) reform in August, proved that the Indian government can successfully enact legislative reform. We continued to have the Fund’s portfolio concentrate in equities where we believe this reform has the potential to have the most impact on earnings and valuations. The Fund’s exposures are concentrated in companies exposed to the ongoing build out of India’s transportation infrastructure and power generation capabilities, where the government is making significant investments as well as enacting reforms to improve the operating environment for these companies.

Derivatives were used throughout the Fund primarily to gain exposure to different asset classes. Over the period, derivatives modestly detracted from overall performance.

What is the outlook?

We remain cognizant to risks that could stem from changes in monetary policy stances, and from upcoming political events. Reflecting this, we are invested in themes which we believe have strong underlying tailwinds to drive returns and are not overly reliant on the macro or political cycle. We believe the Fund’s thematic investment style has the ability to seek out compelling total return opportunities. The Fund ended the period overweight European equities and emerging market equities, particularly those of India and

[1]	Effective September 1, 2016, a new Real Estate sector was created under the Global Industry Classification Standard (GICS); holdings in this sector were previously classified as Financials sector. The attribution analysis of the Financials sector includes Real Estate for the period starting November 1, 2015 through August 31, 2016.

26

The Hartford Global All-Asset Fund (consolidated)

Manager Discussion and Analysis – (continued)

October 31, 2016 (Unaudited)

Taiwan, and underweight U.S. equities, relative to the custom benchmark. Within the fixed income portion of the Fund, we maintained the Fund’s out-of-benchmark allocation to global inflation-linked bonds and bank loans, and remained overweight emerging market debt and underweight investment grade credit and U.S. Treasuries.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds can have a greater risk of price volatility illiquidity, and default than higher-rated debt securities. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Commodities may be more volatile than investments in traditional securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. By investing in a Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with a non U.S. subsidiary and its investments.

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	55.0%
Convertible Preferred Stocks	0.1
Exchange Traded Funds	8.9
Preferred Stocks	0.2
Warrants	0.0

Total	64.2%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	8.0%
Convertible Bonds	0.2
Corporate Bonds	3.8
Foreign Government Obligations	9.7
Senior Floating Rate Interests	0.1
U.S. Government Agencies	12.9
U.S. Government Securities	3.5

Total	38.2%

Short-Term Investments	3.8
Purchased Options	0.0
Other Assets & Liabilities	(6.2)

Total	100.0%

27

The Hartford Growth Allocation Fund inception 05/28/2004

(advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”))	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Growth Allocation A1	-1.38%	6.35%	3.91%
Growth Allocation A2	-6.80%	5.15%	3.32%
Growth Allocation B1	-2.31%	5.44%	3.25%	[3]
Growth Allocation B2	-6.93%	5.14%	3.25%	[3]
Growth Allocation C1	-2.12%	5.58%	3.14%
Growth Allocation C2	-3.04%	5.58%	3.14%
Growth Allocation I1	-1.02%	6.71%	4.27%
Growth Allocation R3[1]	-1.68%	6.03%	3.58%
Growth Allocation R4[1]	-1.40%	6.37%	3.92%
Growth Allocation R5[1]	-1.06%	6.68%	4.22%
Russell 3000 Index	4.24%	13.35%	6.76%
MSCI All Country World ex USA Index	0.72%	4.11%	2.07%
Bloomberg Barclays U.S. Aggregate Bond Index	4.37%	2.90%	4.64%
Growth Allocation Fund Blended Index	3.50%	9.01%	5.45%
Former Growth Allocation Fund Blended Index	3.08%	7.57%	4.65%
MSCI All Country World Index	2.64%	8.62%	4.34%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-advisers, Hartford Investment Management Company and Wellington Management Company LLP (“Wellington Management”). For the period June 4, 2012 through May 31, 2014, Wellington Management served as the sub-adviser to the Fund, using a modified investment strategy. Prior to June 4, 2012, Hartford Investment Management Company served as the sub-adviser to the Fund, using a modified investment strategy.

28

The Hartford Growth Allocation Fund inception 05/28/2004

Effective December 1, 2015, the Fund’s equity benchmark changed from the MSCI All Country World Index to the Russell 3000 Index and the MSCI All Country World ex USA Index. HFMC believes the new benchmarks better reflect the Fund’s revised investment strategy.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Growth Allocation Fund Blended Index is calculated by HFMC and represents the weighted return of 55% Russell 3000 Index, 25% MSCI All Country World ex USA Index and 20% Bloomberg Barclays U.S. Aggregate Bond Index. The Former Growth Allocation Fund Blended Index is calculated by HFMC and represents the weighted return of 80% MSCI All Country World Index and 20% Bloomberg Barclays U.S. Aggregate Bond Index.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from HFMC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

29

The Hartford Growth Allocation Fund

Manager Discussion and Analysis

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Growth Allocation Class A	1.44%	1.44%
Growth Allocation Class B	2.25%	2.34%
Growth Allocation Class C	2.17%	2.17%
Growth Allocation Class I	1.12%	1.12%
Growth Allocation Class R3	1.70%	1.76%
Growth Allocation Class R4	1.40%	1.46%
Growth Allocation Class R5	1.10%	1.16%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Vernon J. Meyer, CFA

Managing Director and Chief Investment Officer

Hartford Funds Management Company, LLC

Allison Z. Mortensen, CFA*

Managing Director and Head of Multi-Asset Solutions

Hartford Funds Management Company, LLC

* Effective December 1, 2015, Allison Mortensen joined Vernon J. Meyer as a portfolio manager of the Fund.

How did the Fund perform during the period?

The Class A shares of The Hartford Growth Allocation Fund returned -1.38%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming its custom benchmark**, 20% Bloomberg Barclays U.S. Aggregate Bond Index, 55% Russell 3000 Index and 25% MSCI All Country World ex USA Index, which returned 3.50% for the same period. Individually, the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000 Index and the MSCI All Country World ex USA Index returned 4.37%, 4.24%, and 0.72%, respectively, for the same period. The Fund also underperformed the average return of the Lipper Mixed-Asset Target Allocation Growth Funds category, a group of funds with equity weights of 60%-80%, which returned 2.01%.

Why did the Fund perform this way?

The main driver of performance relative to the custom benchmark over this period was the underperformance of many of the underlying funds relative to their individual benchmarks. In particular, the performance of The Hartford MidCap Fund, The Hartford International Opportunities Fund and The Hartford International Small

Company Fund had the largest negative effect on the Fund’s performance relative to the custom benchmark.

Another driver of Fund performance was the asset allocation among various asset classes. Contribution to performance from asset allocation decisions was mixed over the period. The Fund’s underweight to fixed income detracted from performance during the period. Within fixed income, the allocation to short duration bonds detracted as long duration bonds outperformed during the period. These effects were partially offset by the exposure to global sovereign bonds, which outperformed U.S. investment grade fixed income, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, during the period. The Fund’s overweight to midcap equities within domestic equity was also helpful.

The much anticipated policy divergence among central banks came to fruition as the U.S. Federal Reserve (Fed) tightened monetary policy in mid-December, while the European Central Bank (ECB) and the Bank of Japan (BOJ) both attempted to stimulate their economies by loosening monetary policy in their respective economic zones. As

**	Effective December 1, 2015, the Fund’s equity benchmark changed from the MSCI All Country World Index to the Russell 3000 Index and the MSCI All Country World ex USA Index. The Growth Allocation Fund’s custom benchmark is calculated by Hartford Funds Management Company, LLC. The return represents this new custom benchmark for the entire twelve month period ended October 31, 2016.

30

The Hartford Growth Allocation Fund

Manager Discussion and Analysis – (continued)

October 31, 2016 (Unaudited)

doubts increased over whether central bank accommodative policies would be effective, heightened geopolitical tensions, concerns around the strength of the Chinese economy and declining oil prices caused equity markets to sell off early in the year. However, as China instituted a stimulus package, oil prices stabilized and the Fed adjusted its guidance, risk markets retraced their losses from their mid-February lows. The Fed held off raising interest rates and pared back its forecasts for interest rate increases in 2016. In turn, U.S. interest rates decreased and the yield curve flattened. Long duration bonds did better than short duration bonds as yields fell.

While it had been one of the most beaten down sectors during the first three months of the period, emerging markets equities led the late period rally. Emerging markets’ currencies strengthened over the period, outpacing hard currencies as oil prices stabilized and the political backdrop improved.

The flight to quality that rattled the equity markets sent below investment grade credit yields over 9% in January 2016. High yield credit saw a swift recovery that persisted through most of the period. Despite the early slide, sub-investment grade credit, as measured by the Bloomberg Barclays High Yield Corporate Index, was one of the strongest performing sectors over the period. Investment grade spreads also recovered after widening early in the period and closed the period lower. The decline in U.S. Treasury rates that began early in the period continued through July, with the U.S. 10-year Treasury rate falling under 1.4% in July 2016. While rates did retrace some of the decline, they remained lower for the period. Overall fixed income posted positive returns through October, and investors were rewarded for exposure to interest rate risk and credit risk during the period. The Fund’s underweight to fixed income relative to the custom benchmark detracted from returns.

For the twelve month period ended October 31, 2016, domestic equities outperformed international developed market equities. Emerging market equities outperformed both U.S. and international developed market equities. The Fund’s slight tilt toward growth oriented equities detracted from performance as value oriented equities outperformed growth oriented equities in April after keeping pace throughout the period.

The Fund was repositioned in December following changes in portfolio management, strategy and benchmark effective December 1, 2015. As a result of these changes, exposures to global equity markets were reduced and exposures to U.S. equity markets were increased.

Derivatives were not used at the Fund level during the period but were used at the underlying fund level.

What is the outlook?

We still expect muted returns alongside increased volatility across asset classes, elevating the importance of allocation and diversification among expected risks. With domestic interest rates rising and somewhat reduced liquidity in the fixed income markets, we believe caution is warranted across rate-sensitive asset classes. The risk of a steepening yield curve causes our outlook for long-term Treasuries to be less and less attractive on a risk-adjusted basis. Further, we believe diversification from fixed income is less reliable during periods of tight monetary policy. We think that those regions that still have some room to ease interest rates may become overvalued, but until then could offer some return. It is becoming less clear if the Fed’s monetary policy is data or market dependent, but either way, it would be surprising if the Fed delays a rate increase into 2017.

We believe that the combination of improving consumer demand, increased wage pressure, capacity constraints, a strong housing market and stabilizing energy prices increases the likelihood of inflation jumps. However, while we believe that break-even inflation rates look attractive, we are aware of the interest rate sensitivity of Treasury Inflation-Protection Securities (TIPS) on a total return basis in the TIPS markets. As we become closer and closer to a rise in U.S. interest rates, we recognize that this may also result in inflation, dependent on the Fed’s credibility and pace of tightening throughout 2017. As investors may be growing complacent in the long wait for a Fed move and begin to forecast “more of the same” there is some risk of a faster interest rate rise than the market currently predicts. While we do not believe this is the most likely outcome, we remain concerned that emerging market debt could suffer in the event of a U.S. interest rate move driven by an unexpected pickup in inflation. With comparatively low spreads, we believe that the risk/reward trade-off in high yield bonds remains poor, while investment grade credit is somewhat more attractive in our view.

Domestically, improving fundamentals allow us to remain optimistic and we expect earnings will help rein in what we view as stretched U.S. valuations. In Europe, while uncertainty around the United Kingdom’s (U.K.) planned exit from the European Union (E.U.) has abated with the appointment of a new prime minister and the Bank of England (BoE) lowering rates, we believe that the U.K.’s exit from the E.U. will put longer-term pressure and uncertainty on European equities, especially with the growing uncertainty caused by the possibility of other E.U. members following suit.

As of the end of the period, the Fund was overweight U.S. equities and underweight fixed income compared to the Fund’s custom benchmark. The Fund remains modestly overweight to equities relative to the Fund’s custom benchmark. In the U.S., we have a slight preference for small cap equities as we believe they are more shielded from export pressures in a strengthening dollar environment.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. The ability of the Fund to meet its investment

31

The Hartford Growth Allocation Fund

Manager Discussion and Analysis – (continued)

October 31, 2016 (Unaudited)

objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the Investment Manager’s allocation among those Underlying Funds. The Fund is subject to the risks of the Underlying Funds, including high portfolio turnover, in direct proportion to the amount invested in each Underlying Fund. The Underlying Funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign securities, emerging-market securities, fixed-income securities (which carry credit, liquidity, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage- and asset-backed securities, and derivatives.

Asset Allocation

as of October 31, 2016 (Unaudited)

Fund Name	Percentage of Net Assets
Alternative Funds	3.0%
Domestic Equity Funds	59.0
International/Global Equity Funds	20.0
Multi-Strategy Funds	4.0
Taxable Fixed Income Funds	14.1
Other Assets & Liabilities	(0.1)

Total	100.0%

32

Hartford Moderate Allocation Fund inception 05/28/2004

(advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”))	Investment objective – The Fund seeks long-term capital appreciation and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	5 Years	10 Years
Moderate Allocation A1	0.14%	3.96%	3.24%
Moderate Allocation A2	-5.37%	2.80%	2.66%
Moderate Allocation B1	-0.83%	3.08%	2.58%	[3]
Moderate Allocation B2	-5.45%	2.74%	2.58%	[3]
Moderate Allocation C1	-0.70%	3.18%	2.47%
Moderate Allocation C2	-1.62%	3.18%	2.47%
Moderate Allocation I1	0.41%	4.27%	3.56%
Moderate Allocation R3[1]	-0.22%	3.60%	2.88%
Moderate Allocation R4[1]	0.03%	3.91%	3.21%
Moderate Allocation R5[1]	0.38%	4.23%	3.51%
Bloomberg Barclays U.S. Aggregate Bond Index	4.37%	2.90%	4.64%
Russell 3000 Index	4.24%	13.35%	6.76%
MSCI All Country World ex USA Index	0.72%	4.11%	2.07%
Moderate Allocation Fund Blended Index	3.75%	7.42%	5.37%
Former Moderate Allocation Fund Blended Index	3.57%	6.19%	4.86%
MSCI All Country World Index	2.64%	8.62%	4.34%

[1]	Without sales charge
[2]	With sales charge
[3]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-advisers, Hartford Investment Management Company and Wellington Management Company LLP (“Wellington Management”). For the period June 4, 2012 through November 30, 2015, Wellington Management served as the sub-adviser to the Fund, using a modified investment strategy. Prior to June 4, 2012, Hartford Investment Management Company served as the sub-adviser to the Fund, using a modified investment strategy.

33

Hartford Moderate Allocation Fund inception 05/28/2004

Effective December 1, 2015, the Fund’s equity benchmark changed from the MSCI All Country World Index to the Russell 3000 Index and the MSCI All Country World ex USA Index. HFMC believes the new benchmarks better reflect the Fund’s revised investment strategy.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

Moderate Allocation Fund Blended Index is calculated by HFMC and represents the weighted return of 40% Bloomberg Barclays U.S. Aggregate Bond Index , 40% Russell 3000 Index and 20% MSCI All Country World ex USA Index. The Former Moderate Allocation Fund Blended Index is calculated by HFMC and represents the weighted return of 55% MSCI All Country World Index and 45% Bloomberg Barclays U.S. Aggregate Bond Index.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from HFMC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

34

Hartford Moderate Allocation Fund

Manager Discussion and Analysis

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Moderate Allocation Class A	1.32%	1.32%
Moderate Allocation Class B	2.15%	2.20%
Moderate Allocation Class C	2.06%	2.06%
Moderate Allocation Class I	1.01%	1.01%
Moderate Allocation Class R3	1.65%	1.66%
Moderate Allocation Class R4	1.35%	1.36%
Moderate Allocation Class R5	1.05%	1.06%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Vernon J. Meyer, CFA*

Managing Director and Chief Investment Officer

Hartford Funds Management Company, LLC

Allison Z. Mortensen, CFA*

Managing Director and Head of Multi-Asset Solutions

Hartford Funds Management Company, LLC

* Effective December 1, 2015, Vernon J. Meyer and Allison Mortensen replaced Richard P. Meagher and Wendy M. Cromwell as the portfolio managers of the Fund.

How did the Fund perform during the period?

The Class A shares of the Hartford Moderate Allocation Fund returned 0.14%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming its custom benchmark**, 40% Bloomberg Barclays U.S. Aggregate Bond Index, 40% Russell 3000 Index and 20% MSCI All Country World ex USA Index, which returned 3.75% for the same period. Individually, the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000 Index and the MSCI All Country World ex USA Index returned 4.37%, 4.24%, and 0.72%, respectively, for the same period. The Fund also underperformed the average return of the Lipper Mixed-Asset Target Allocation Moderate Funds category, a group of funds with equity weights of 40%-60%, which returned 2.91%.

Why did the Fund perform this way?

The main driver of performance relative to the custom benchmark over this period was the underperformance of many of the underlying funds relative to their individual benchmarks. In particular, the performance of the Hartford Core Equity Fund, The Hartford

International Small Company Fund and The Hartford MidCap Fund had the largest negative effect on the Fund’s performance relative to the custom benchmark.

Another driver of Fund performance was the asset allocation among various asset classes. Contribution to performance from asset allocation decisions was mixed over the period. The Fund’s underweight to fixed income detracted from performance during the period. Within fixed income, the allocation to short duration bonds detracted as long duration bonds outperformed during the period. These effects were partially offset by the slight overweight to U.S. equity, which outperformed international equities during the period. Within fixed income, the portfolio benefited from exposure to global sovereign bonds, which outperformed U.S. investment grade fixed income, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, during the period. The Fund’s overweight to midcap equities within domestic equity was also helpful.

The much anticipated policy divergence among central banks came to fruition as the U.S. Federal Reserve (Fed) tightened monetary

**	Effective December 1, 2015, the Fund’s equity benchmark changed from the MSCI All Country World Index to the Russell 3000 Index and the MSCI All Country World ex USA Index. The Moderate Allocation Fund’s custom benchmark is calculated by Hartford Funds Management Company, LLC. The return represents this new custom benchmark for the entire twelve month period ended October 31, 2016.

35

Hartford Moderate Allocation Fund

Manager Discussion and Analysis – (continued)

October 31, 2016 (Unaudited)

policy in mid-December 2015, while the European Central Bank (ECB) and the Bank of Japan (BOJ) both attempted to stimulate their economies by loosening monetary policy in their respective economic zones. As doubts increased over whether central bank accommodative policies would be effective, heightened geopolitical tensions, concerns around the strength of the Chinese economy and declining oil prices caused equity markets to sell off early in the year. However, as China instituted a stimulus package, oil prices stabilized and the Fed adjusted its guidance, risk markets retraced their losses from their mid-February lows. The Fed held off raising interest rates and pared back its forecasts for interest rate increases in 2016. In turn, U.S. interest rates decreased and the yield curve flattened. Long duration bonds did better than short duration bonds as yields fell.

While it had been one of the most beaten down sectors during the first three months of the period, emerging markets equities led the late period rally. Emerging markets’ currencies strengthened over the period, outpacing hard currencies as oil prices stabilized and the political backdrop improved.

The flight to quality that rattled the equity markets sent below investment grade credit yields over 9% in January 2016. High yield credit saw a swift recovery that persisted through most of the period. Despite the early slide, below-investment grade credit, as measured by the Bloomberg Barclays High Yield Corporate Index, was one of the strongest performing sectors over the period. Investment grade spreads also recovered after widening early in the period and closed the period lower. The decline in U.S. Treasury rates that began early in the period continued through July 2016, with the U.S. 10-year Treasury rate falling under 1.4% in July. While rates did retrace some of the decline, they remained lower for the period. Overall fixed income posted positive returns through October, and investors were rewarded for exposure to interest rate risk and credit risk during the period. The Fund’s underweight to fixed income relative to the custom benchmark detracted from returns.

For the twelve month period ended October 31, 2016, domestic equities outperformed international developed market equities. Emerging market equities outperformed both U.S. and international developed market equities. The Fund’s slight tilt toward growth oriented equities detracted from performance as value oriented equities outperformed growth oriented equities in April after keeping pace throughout the period.

The Fund was repositioned in December following changes in portfolio management, strategy and benchmark effective December 1, 2015. As a result of these changes, exposures to global equity markets were reduced and exposures to U.S. equity markets were increased.

Derivatives were not used at the Fund level during the period but were used at the underlying fund level.

What is the outlook?

We still expect muted returns alongside increased volatility across asset classes, elevating the importance of allocation and diversification among expected risks. With domestic interest rates rising and somewhat reduced liquidity in the fixed income markets, we believe caution is warranted across rate-sensitive asset classes. The risk of a steepening yield curve causes our outlook for long-term Treasuries to be less and less attractive on a risk-adjusted basis. Further, we think that diversification from fixed income is less reliable during periods of tight monetary policy. We believe those regions that still have some room to ease interest rates may become overvalued, but until then could offer some return. It is becoming less clear if the Fed’s monetary policy is data or market dependent, but either way, we think that it would be surprising if the Fed delays a rate increase into 2017.

We believe that the combination of improving consumer demand, increased wage pressure, capacity constraints, a strong housing market and stabilizing energy prices increases the likelihood of inflation jumps. However, while we think break-even inflation rates look attractive, we are aware of the interest rate sensitivity of Treasury Inflation-Protection Securities (TIPS) on a total return basis in the TIPS markets. As we become closer and closer to a rise in U.S. interest rates, we recognize that this may also result in inflation, dependent on the Fed’s credibility and pace of tightening throughout 2017. As investors may be growing complacent in the long wait for a Fed move and begin to forecast “more of the same”, we think there is some risk of a faster interest rate rise than the market currently predicts. While we do not believe this is the most likely outcome, we remain concerned that emerging market debt could suffer in the event of a U.S. interest rate move driven by an unexpected pickup in inflation. With comparatively low spreads, we believe that the risk/reward trade-off in high yield bonds remains poor, while investment grade credit is somewhat more attractive, in our view.

Domestically, improving fundamentals allow us to remain optimistic and we expect earnings will help rein in what we view as stretched U.S. valuations. In Europe, while uncertainty around the United Kingdom’s (U.K.) planned exit from the European Union (E.U.) has abated with the appointment of a new prime minister and the Bank of England (BoE) lowering rates, we believe that the U.K.’s exit from the E.U. will put longer-term pressure and uncertainty on European equities, especially with the growing uncertainty caused by the possibility of other E.U. members following suit.

As of the end of the period, the Fund was overweight U.S. equities and underweight fixed income compared to the Fund’s custom benchmark. The Fund remains modestly overweight to equities relative to the Fund’s custom benchmark. In the U.S., we have a slight preference for small cap equities as we believe they are more shielded from export pressures in a strengthening dollar environment.

36

Hartford Moderate Allocation Fund

Manager Discussion and Analysis – (continued)

October 31, 2016 (Unaudited)

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the Investment Manager’s allocation among those Underlying Funds. The Fund is subject to the risks of the Underlying Funds, including high portfolio turnover, in direct proportion to the amount it invests in each Underlying Fund. The Underlying Funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign securities, emerging-market securities, fixed-income securities (which carry credit, liquidity, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage- and asset-backed securities, and derivatives.

Asset Allocation

as of October 31, 2016 (Unaudited)

Fund Name	Percentage of Net Assets
Alternative Funds	4.0%
Domestic Equity Funds	43.9
International/Global Equity Funds	16.0
Multi-Strategy Funds	5.0
Taxable Fixed Income Funds	31.3
Other Assets & Liabilities	(0.2)

Total	100.0%

37

Hartford Multi-Asset Income Fund inception 04/30/2014

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/16)

	1 Year	Since Inception[1]
Multi-Asset Income A2	4.31%	0.57%
Multi-Asset Income A3	-0.38%	-1.27%
Multi-Asset Income C2	3.49%	-0.19%
Multi-Asset Income C3	2.50%	-0.19%
Multi-Asset Income I2	4.46%	0.82%
Multi-Asset Income R3[2]	3.87%	0.24%
Multi-Asset Income R4[2]	4.19%	0.55%
Multi-Asset Income R5[2]	4.40%	0.75%
Multi-Asset Income Y2	4.55%	0.87%
MSCI All Country World Index	2.64%	2.30%
Bank of America Merrill Lynch Global High Yield Constrained Index	9.33%	2.01%
Credit Suisse Leveraged Loan Index	6.30%	3.28%
JP Morgan Emerging Markets Bond Index Plus	11.59%	6.24%
Multi-Asset Income Fund Blended Index	7.20%	3.47%

[1]	Inception: 04/30/2014
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

Bank of America Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries with an investment grade foreign currency long-term debt rating (based on a composite of Moody’s Investors Service, Inc. and Standard and Poor’s Ratings Services). The index is weighted by outstanding issuance, but constrained such that the percentage of any one issuer may not represent more than 2% of the Index.

Credit Suisse Leveraged Loan Index is a market-value weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

JP Morgan Emerging Markets Bond Index Plus is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets. It includes U.S. dollar denominated Brady bonds, Eurobonds, and traded loans issued by sovereign entities. Only issues with a current face amount outstanding of $500 million or more and a remaining life of greater than 2.5 years are eligible for inclusion.

Multi-Asset Income Fund Blended Index is calculated by Hartford Funds Management Company, LLC (“HFMC”) and represents the weighted return of 30% MSCI All Country World Index, 23.4% Bank of America Merrill Lynch Global High Yield Constrained Index, 23.3% Credit Suisse Leveraged Loan Index and 23.3% JP Morgan Emerging Markets Bond Index Plus.

38

Hartford Multi-Asset Income Fund inception 04/30/2014

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from HFMC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

39

Hartford Multi-Asset Income Fund

Manager Discussion and Analysis

October 31, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Multi-Asset Income Class A	1.16%	1.26%
Multi-Asset Income Class C	1.91%	1.98%
Multi-Asset Income Class I	0.91%	0.96%
Multi-Asset Income Class R3	1.46%	1.64%
Multi-Asset Income Class R4	1.16%	1.34%
Multi-Asset Income Class R5	0.97%	1.04%
Multi-Asset Income Class Y	0.87%	0.94%

*	Actual expenses may be higher or lower. Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2016.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Lutz-Peter Wilke

Vice President and Multi-Asset Portfolio Manager

Wellington Management Company LLP

Richard P. Meagher, CFA

Managing Director, Multi-Asset Strategist and Portfolio Manager

Wellington Management Company LLP

David J. Elliott, CFA

Senior Managing Director, Co-Director of Quantitative Investments, Director of Quantitative Portfolio Management and Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Multi-Asset Income Fund returned 4.31%, before sales charge, for the twelve-month period ended October 31, 2016, underperforming the Fund’s custom benchmark (30% MSCI All Country World Index/23% Bank of America Merrill Lynch Global High Yield Constrained Index/23% JP Morgan Emerging Markets Bond Index Plus/23% Credit Suisse Leveraged Loan Index), which returned 7.20% for the same period. The Fund outperformed the 2.47% average return of the Lipper Flexible Portfolio Funds category, a group of funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. For the same period, the MSCI All Country World Index returned 2.64%, the Bank of America Merrill Lynch Global High Yield Constrained Index returned 9.33%, the JP Morgan Emerging Markets Bond Index Plus returned 11.59%, and the Credit Suisse Leveraged Loan Index returned 6.30%.

Why did the Fund perform this way?

The period was marked by divergences in monetary policy and volatility in the market. At the end of 2015, the U.S. Federal Reserve (Fed) increased interest rates, and then 2016 got off to a volatile start as Chinese equities markets plunged in early January, sparking a global flight to quality environment. Extended monetary policy accommodation by major central banks eventually prompted a recovery in risk assets, leading to a rebound in energy prices and equities, particularly commodity-related ones. After a lengthy and, at times, acrimonious campaign, the British electorate voted to leave the E.U. (Brexit) in June 2016. Expectations for continued accommodative monetary policy from central banks around the globe helped to support risk assets through the third quarter. During the period, U.S. equities outperformed non-U.S. equities, as measured by the S&P 500 Index and MSCI EAFE Index, respectively, and emerging market equities outperformed their developed market

40

Hartford Multi-Asset Income Fund

Manager Discussion and Analysis – (continued)

October 31, 2016 (Unaudited)

counterparts, as measured by the MSCI Emerging Markets Index and MSCI World Index, respectively.

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and energy prices. Developed markets’ government bond prices largely gained over the period, as global uncertainties kept central banks in easing mode. In the U.S., the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose, while intermediate- and long-term yields declined. The U.S. dollar ended mixed against a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies while the British pound depreciated sharply in the aftermath of the Brexit vote. Most commodity-linked currencies, such as the Australian dollar (AUD) and the Norwegian krone (NOK) and emerging markets-linked currencies such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors, including high yield, emerging markets debt, and investment grade corporates posted positive returns over the twelve-month period, as credit spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016 and immediately following the Brexit referendum.

The key detractor from the Fund’s performance relative to the custom benchmark over the period was the Fund’s risk management hedging activities. This reflected market hedging activities to reduce overall portfolio risk following the Brexit vote, as well as foreign exchange (FX) hedging activities. The Fund’s market neutral equity strategy, a strategy that aims to neutralize market risk by combining long and short positions, which helps diversify core income exposure as well as the Fund’s European equity exposure, also detracted from relative performance. Within the Fund’s fixed income allocation, an underweight to Emerging Markets Debt was a detractor. An allocation to master limited partnerships (MLPs) was another area of weakness in the Fund, as energy prices fell over the period, despite a rebound in the second and third quarters of 2016, as the sector did not recover all of its losses.

The Fund’s underweight allocation to equities was positive for performance relative to the custom benchmark, as equities lagged behind credit during this period. The Fund’s low volatility, high dividend equities strategy also performed well over this period, beating the equity portion of the Fund’s custom benchmark, the MSCI All Country World Index; in particular, security selection in Financials and Healthcare drove benchmark-relative outperformance. The Fund’s allocation to equity-linked notes (ELNs), which is an important source of income for the portfolio, was also additive to performance.

In addition to using derivatives for managing the Fund’s currency exposures, we tactically managed exposures to high yield credit, investment grade credit and commercial mortgage backed securities through credit default swap index exposure. Additionally, we utilized derivatives in the Fund to tactically manage duration. Over the period, these tactical market and FX hedging activities detracted from relative performance.

What is the outlook?

We believe fundamentals have improved modestly with two major market fears, Brexit and China’s slowing economic growth, having abated somewhat over the summer. However, political risks remain acute, with a full calendar of upcoming elections in Europe. Following strong performance of equities and credit this year we believe some degree of market hedging remains prudent, particularly given the prospect of monetary tightening from the Fed. At the end of the period, we continued to invest a portion of the Fund in securities that we believe exhibited low volatility... At the end of the period, the Fund’s allocation between fixed income and equities was close to its strategic allocation of 70% in fixed income credit and 30% in global equities, with a bias towards the U.S. over Europe. Any increase in volatility may provide a favorable backdrop in seeking to generate income from option strategies, as well as for implementing diversifying market neutral ideas. The Fund’s income objective is also supported by the Fund’s exposure to high yield credit, ELNs, Bank Loans, MLPs and emerging market debt.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Bank loans can be difficult to value and highly illiquid; they are subject to credit risk and risks of bankruptcy and insolvency. Mortgage and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign

41

Hartford Multi-Asset Income Fund

Manager Discussion and Analysis – (continued)

October 31, 2016 (Unaudited)

countries and regions. These risks are generally greater for investments in emerging markets. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. Investing in an exchange-traded fund (“ETF”) exposes the Fund to all of the risks of that ETF and, in general, subjects the Fund to a pro rata portion of the ETF’s fees and expenses. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Security Type

as of October 31, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	24.5%
Exchange Traded Funds	4.8

Total	29.3%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	4.9%
Convertible Bonds	0.0
Corporate Bonds	24.6
Equity Linked Securities	7.7
Foreign Government Obligations	4.2
Municipal Bonds	0.3
Senior Floating Rate Interests	17.1
U.S. Government Agencies	5.0
U.S. Government Securities	3.7

Total	66.5%

Short-Term Investments	5.1
Purchased Options	0.1
Other Assets & Liabilities	(2.0)

Total	100.0%

42

Multi-Strategy Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2016 through October 31, 2016.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to a Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Hartford Balanced Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,009.30	$5.76	$1,000.00	$1,019.41	$5.79	1.14%	184	366
Class B	$1,000.00	$1,005.00	$10.23	$1,000.00	$1,014.93	$10.28	2.03%	184	366
Class C	$1,000.00	$1,006.30	$9.28	$1,000.00	$1,015.89	$9.32	1.84%	184	366
Class I	$1,000.00	$1,011.00	$4.30	$1,000.00	$1,020.86	$4.32	0.85%	184	366
Class R3	$1,000.00	$1,008.30	$7.12	$1,000.00	$1,018.05	$7.15	1.41%	184	366
Class R4	$1,000.00	$1,009.80	$5.56	$1,000.00	$1,019.61	$5.58	1.10%	184	366
Class R5	$1,000.00	$1,011.30	$4.10	$1,000.00	$1,021.06	$4.12	0.81%	184	366
Class Y	$1,000.00	$1,011.60	$3.74	$1,000.00	$1,021.42	$3.76	0.74%	184	366

43

Multi-Strategy Funds

Expense Examples (Unaudited) – (continued)

The Hartford Balanced Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,036.90	$4.81	$1,000.00	$1,020.41	$4.77	0.94%	184	366
Class B	$1,000.00	$1,036.40	$5.07	$1,000.00	$1,020.16	$5.03	0.99%	184	366
Class C	$1,000.00	$1,033.00	$8.59	$1,000.00	$1,016.69	$8.52	1.68%	184	366
Class I	$1,000.00	$1,038.20	$3.59	$1,000.00	$1,021.62	$3.56	0.70%	184	366
Class R3	$1,000.00	$1,035.20	$6.34	$1,000.00	$1,018.90	$6.29	1.24%	184	366
Class R4	$1,000.00	$1,036.80	$4.81	$1,000.00	$1,020.41	$4.77	0.94%	184	366
Class R5	$1,000.00	$1,038.00	$3.53	$1,000.00	$1,021.67	$3.51	0.69%	184	366
Class R6	$1,000.00	$1,039.00	$3.13	$1,000.00	$1,022.07	$3.10	0.61%	184	366
Class Y	$1,000.00	$1,038.20	$3.13	$1,000.00	$1,022.07	$3.10	0.61%	184	366

The Hartford Checks and Balances Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,025.70	$2.04	$1,000.00	$1,023.13	$2.03	0.40%	184	366
Class B	$1,000.00	$1,021.70	$5.95	$1,000.00	$1,019.26	$5.94	1.17%	184	366
Class C	$1,000.00	$1,020.90	$5.84	$1,000.00	$1,019.36	$5.84	1.15%	184	366
Class I	$1,000.00	$1,025.70	$0.97	$1,000.00	$1,024.18	$0.97	0.19%	184	366
Class R3	$1,000.00	$1,022.90	$3.86	$1,000.00	$1,021.32	$3.86	0.76%	184	366
Class R4	$1,000.00	$1,024.40	$2.34	$1,000.00	$1,022.82	$2.34	0.46%	184	366
Class R5	$1,000.00	$1,026.90	$0.76	$1,000.00	$1,024.38	$0.76	0.15%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

The Hartford Conservative Allocation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,020.80	$2.74	$1,000.00	$1,022.42	$2.75	0.54%	184	366
Class B	$1,000.00	$1,015.80	$6.54	$1,000.00	$1,018.65	$6.55	1.29%	184	366
Class C	$1,000.00	$1,015.80	$6.54	$1,000.00	$1,018.65	$6.55	1.29%	184	366
Class I	$1,000.00	$1,020.80	$1.32	$1,000.00	$1,023.83	$1.32	0.26%	184	366
Class R3	$1,000.00	$1,018.70	$4.01	$1,000.00	$1,021.17	$4.01	0.79%	184	366
Class R4	$1,000.00	$1,020.80	$2.49	$1,000.00	$1,022.67	$2.49	0.49%	184	366
Class R5	$1,000.00	$1,021.80	$0.97	$1,000.00	$1,024.18	$0.97	0.19%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

44

Multi-Strategy Funds

Expense Examples (Unaudited) – (continued)

The Hartford Global All-Asset Fund (consolidated)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,032.40	$6.44	$1,000.00	$1,018.80	$6.39	1.26%	184	366
Class C	$1,000.00	$1,028.90	$10.25	$1,000.00	$1,015.03	$10.18	2.01%	184	366
Class I	$1,000.00	$1,034.20	$5.11	$1,000.00	$1,020.11	$5.08	1.00%	184	366
Class R3	$1,000.00	$1,031.40	$7.71	$1,000.00	$1,017.55	$7.66	1.51%	184	366
Class R4	$1,000.00	$1,034.00	$6.19	$1,000.00	$1,019.05	$6.14	1.21%	184	366
Class R5	$1,000.00	$1,035.40	$4.40	$1,000.00	$1,020.81	$4.37	0.86%	184	366
Class Y	$1,000.00	$1,035.20	$4.66	$1,000.00	$1,020.56	$4.62	0.91%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

The Hartford Growth Allocation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,018.70	$2.84	$1,000.00	$1,022.32	$2.85	0.56%	184	366
Class B	$1,000.00	$1,013.80	$7.44	$1,000.00	$1,017.75	$7.46	1.47%	184	366
Class C	$1,000.00	$1,015.00	$6.58	$1,000.00	$1,018.60	$6.60	1.30%	184	366
Class I	$1,000.00	$1,020.80	$1.37	$1,000.00	$1,023.78	$1.37	0.27%	184	366
Class R3	$1,000.00	$1,017.10	$4.46	$1,000.00	$1,020.71	$4.47	0.88%	184	366
Class R4	$1,000.00	$1,018.80	$2.94	$1,000.00	$1,022.22	$2.95	0.58%	184	366
Class R5	$1,000.00	$1,020.70	$1.37	$1,000.00	$1,023.78	$1.37	0.27%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

Hartford Moderate Allocation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,019.60	$2.74	$1,000.00	$1,022.42	$2.75	0.54%	184	366
Class B	$1,000.00	$1,015.20	$7.40	$1,000.00	$1,017.80	$7.41	1.46%	184	366
Class C	$1,000.00	$1,015.20	$6.43	$1,000.00	$1,018.75	$6.44	1.27%	184	366
Class I	$1,000.00	$1,021.50	$1.22	$1,000.00	$1,023.93	$1.22	0.24%	184	366
Class R3	$1,000.00	$1,018.00	$4.46	$1,000.00	$1,020.71	$4.47	0.88%	184	366
Class R4	$1,000.00	$1,018.70	$2.94	$1,000.00	$1,022.22	$2.95	0.58%	184	366
Class R5	$1,000.00	$1,020.50	$1.42	$1,000.00	$1,023.73	$1.42	0.28%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

45

Multi-Strategy Funds

Expense Examples (Unaudited) – (continued)

Hartford Multi-Asset Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses paid during the period May 1, 2016 through October 31, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,047.90	$5.41	$1,000.00	$1,019.86	$5.33	1.05%	184	366
Class C	$1,000.00	$1,043.60	$9.35	$1,000.00	$1,015.99	$9.22	1.82%	184	366
Class I	$1,000.00	$1,048.00	$4.43	$1,000.00	$1,020.81	$4.37	0.86%	184	366
Class R3	$1,000.00	$1,045.00	$7.04	$1,000.00	$1,018.25	$6.95	1.37%	184	366
Class R4	$1,000.00	$1,046.70	$5.50	$1,000.00	$1,019.76	$5.43	1.07%	184	366
Class R5	$1,000.00	$1,047.80	$4.53	$1,000.00	$1,020.71	$4.47	0.88%	184	366
Class Y	$1,000.00	$1,048.50	$4.02	$1,000.00	$1,021.22	$3.96	0.78%	184	366

(1)	Ratios do not include acquired fund fees and expenses.

46

The Hartford Balanced Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 66.0%
	Banks - 5.4%
203,700	Citigroup, Inc.	$10,011,855
186,430	JP Morgan Chase & Co.	12,912,142
90,460	PNC Financial Services Group, Inc.	8,647,976
261,120	Wells Fargo & Co.	12,014,131

		43,586,104

	Capital Goods - 5.2%
72,130	3M Co.	11,923,089
138,821	Eaton Corp. plc	8,852,615
137,130	Fortune Brands Home & Security, Inc.	7,491,412
115,190	Ingersoll-Rand plc	7,751,135
56,400	United Technologies Corp.	5,764,080

		41,782,331

	Commercial & Professional Services - 0.6%
114,900	Nielsen Holdings plc	5,172,798

	Consumer Durables & Apparel - 1.8%
114,970	NIKE, Inc. Class B	5,769,195
218,700	PulteGroup, Inc.	4,067,820
42,430	PVH Corp.	4,539,161

		14,376,176

	Consumer Services - 1.2%
200,710	Hilton Worldwide Holdings, Inc.	4,536,046
127,920	Norwegian Cruise Line Holdings Ltd.*	4,972,250

		9,508,296

	Diversified Financials - 2.2%
16,800	BlackRock, Inc.	5,732,832
244,280	Invesco Ltd.	6,861,825
138,540	Thomson Reuters Corp.	5,459,862

		18,054,519

	Energy - 4.9%
63,490	Anadarko Petroleum Corp.	3,773,846
71,720	Chevron Corp.	7,512,670
65,260	EOG Resources, Inc.	5,900,809
104,770	Exxon Mobil Corp.	8,729,436
131,250	Halliburton Co.	6,037,500
219,140	Marathon Oil Corp.	2,888,265
65,260	Occidental Petroleum Corp.	4,758,107

		39,600,633

	Food & Staples Retailing - 1.1%
110,500	CVS Health Corp.	9,293,050

	Food, Beverage & Tobacco - 4.2%
40,130	Anheuser-Busch InBev N.V. ADR	4,634,614
119,763	British American Tobacco plc	6,863,969
90,360	Kraft Heinz Co.	8,037,522
170,130	Mondelez International, Inc. Class A	7,645,642
68,570	Philip Morris International, Inc.	6,612,891

		33,794,638

	Health Care Equipment & Services - 3.8%
79,440	Baxter International, Inc.	3,780,549
184,892	Medtronic plc	15,164,842
82,190	UnitedHealth Group, Inc.	11,615,913

		30,561,304

	Household & Personal Products - 0.7%
63,070	Estee Lauder Cos., Inc. Class A	5,495,289

Shares or Principal Amount		Market Value†
COMMON STOCKS - 66.0% - (continued)
	Insurance - 2.8%
131,770	American International Group, Inc.	$8,130,209
161,200	Marsh & McLennan Cos., Inc.	10,218,468
129,973	Unum Group	4,601,044

		22,949,721

	Materials - 1.4%
147,300	Dow Chemical Co.	7,926,213
83,830	International Paper Co.	3,774,865

		11,701,078

	Media - 1.9%
141,520	CBS Corp. Class B	8,012,863
114,720	Comcast Corp. Class A	7,091,990

		15,104,853

	Pharmaceuticals, Biotechnology & Life Sciences - 8.4%
40,010	Allergan plc*	8,359,689
54,000	Amgen, Inc.	7,622,640
229,590	AstraZeneca plc ADR	6,501,989
191,400	Bristol-Myers Squibb Co.	9,744,174
66,230	Eisai Co., Ltd.	4,220,686
255,420	Merck & Co., Inc.	14,998,262
29,904	Roche Holding AG	6,868,397
75,358	UCB S.A.	5,099,596
57,750	Vertex Pharmaceuticals, Inc.*	4,380,915

		67,796,348

	Retailing - 2.2%
2,006,600	Allstar Co.*(1)(2)(3)	2,006,600
81,030	Home Depot, Inc.	9,886,470
220,230	Liberty Interactive Corp. QVC Group Class A*	4,072,053
32,392	Tory Burch LLC*(1)(2)(3)	1,577,477

		17,542,600

	Semiconductors & Semiconductor Equipment - 4.0%
123,170	Analog Devices, Inc.	7,895,197
341,000	Intel Corp.	11,890,670
166,900	Maxim Integrated Products, Inc.	6,614,247
84,420	QUALCOMM, Inc.	5,801,342

		32,201,456

	Software & Services - 6.2%
21,427	Alphabet, Inc. Class C*	16,810,339
114,560	Cognizant Technology Solutions Corp. Class A*	5,882,656
222,890	Genpact Ltd.*	5,124,241
371,650	Microsoft Corp.	22,269,268

		50,086,504

	Technology Hardware & Equipment - 5.2%
212,800	Apple, Inc.	24,161,312
573,950	Cisco Systems, Inc.	17,608,786

		41,770,098

	Telecommunication Services - 0.4%
69,459	Verizon Communications, Inc.	3,340,978

	Transportation - 0.7%
68,750	Union Pacific Corp.	6,062,375

	Utilities - 1.7%
104,670	NextEra Energy, Inc.	13,397,760

	Total Common Stocks (cost $432,365,637)	$533,178,909

The accompanying notes are an integral part of these financial statements.

47

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 2.5%
		Asset-Backed - Automobile - 0.7%
		AmeriCredit Automobile Receivables Trust
$	158,846	1.79%, 03/08/2019	$159,092
	130,000	2.72%, 09/09/2019	131,216
	200,000	Capital Auto Receivables Asset Trust 2.06%, 10/22/2018	200,698
	680,000	Chesapeake Funding II LLC 1.54%, 06/15/2028(2)(4)	684,648
	217,778	Chesapeake Funding LLC 1.03%, 02/07/2027(2)(4)	217,476
		Chrysler Capital Auto Receivables Trust
	170,000	1.78%, 06/17/2019(2)	170,727
	280,000	1.83%, 03/15/2019(2)	281,098
	181,424	Drive Auto Receivables Trust 2.12%, 06/17/2019(2)	182,012
	119,706	Exeter Automobile Receivables Trust 1.54%, 11/15/2019(2)	119,582
		First Investors Auto Owner Trust
	349,072	1.67%, 11/16/2020(2)	349,497
	294,000	2.26%, 01/15/2020(2)	295,103
	115,000	2.39%, 11/16/2020(2)	115,711
	130,000	Ford Credit Auto Owner Trust 1.36%, 10/15/2018	130,144
	100,000	Hyundai Automotive Receivables Trust 2.48%, 03/15/2019	101,518
	120,000	Prestige Automotive Receivables Trust 1.91%, 04/15/2020(2)	120,500
		Santander Drive Auto Receivables Trust
	365,000	1.97%, 11/15/2019	366,056
	674,695	2.25%, 06/17/2019	677,382
	85,000	2.33%, 11/15/2019	85,625
	636,000	2.36%, 04/15/2020	639,457
	140,000	2.57%, 03/15/2019	141,433
	540,000	Securitized Term Auto Receivables Trust 1.52%, 03/25/2020(1)(2)	540,000
		Westlake Automobile Receivables Trust
	210,000	1.57%, 06/17/2019(2)	210,376
	320,000	1.83%, 01/15/2021(2)	320,803

			6,240,154

		Asset-Backed - Credit Card - 0.4%
	800,000	CARDS II Trust 1.24%, 07/15/2021(2)(4)	802,890
	950,000	Evergreen Credit Card Trust 1.26%, 04/15/2020(2)(4)	954,918
	1,285,000	Trillium Credit Card Trust II 1.25%, 05/26/2021(2)(4)	1,289,508

			3,047,316

		Asset-Backed - Finance & Insurance - 0.5%
		Ally Master Owner Trust
	900,000	1.54%, 09/15/2019	902,846
	975,000	1.60%, 10/15/2019	978,172
	100,000	Ford Credit Floorplan Master Owner Trust 2.09%, 03/15/2022(2)	100,985
		MMAF Equipment Finance LLC
	395,000	1.39%, 12/17/2018(2)	395,306
	295,000	2.21%, 12/15/2032(2)	298,027
		OneMain Financial Issuance Trust
	120,000	3.66%, 02/20/2029(2)	122,676
	240,000	4.10%, 03/20/2028(2)	246,382

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 2.5% - (continued)
		Asset-Backed - Finance & Insurance - 0.5% - (continued)
$	310,000	SBA Tower Trust 2.90%, 10/15/2044(2)(5)	$315,307
		Springleaf Funding Trust
	385,000	3.16%, 11/15/2024(2)	388,802
	170,000	3.48%, 05/15/2028(2)	171,569

			3,920,072

		Commercial Mortgage - Backed Securities - 0.8%
	95,000	Citigroup Commercial Mortgage Trust 3.82%, 11/10/2048	103,019
	525,000	Commercial Mortgage Trust 3.18%, 02/10/2048	547,075
		CSAIL Commercial Mortgage Trust
	950,000	3.50%, 06/15/2057	1,009,449
	1,000,000	3.51%, 04/15/2050	1,062,660
	287,186	Hilton USA Trust 2.66%, 11/05/2030(2)	287,291
		JP Morgan Chase Commercial Mortgage Securities Trust
	210,000	3.91%, 01/15/2049	230,074
	356,755	5.72%, 02/12/2049(4)	360,836
	156,400	LB-UBS Commercial Mortgage Trust 6.11%, 04/15/2041(4)	163,172
	636,181	Merrill Lynch/Countrywide Commercial Mortgage Trust 5.74%, 06/12/2050(4)	644,150
	900,000	Morgan Stanley Bank of America Merrill Lynch Trust 3.31%, 04/15/2048	941,601
	540,000	SFAVE Commercial Mortgage Securities Trust 4.14%, 01/05/2043(2)(4)	553,237
	530,000	SG Commercial Mortgage Securities Trust 3.06%, 10/10/2048	536,534

			6,439,098

		Whole Loan Collateral CMO - 0.1%
	179,215	Mill City Mortgage Loan Trust 2.50%, 04/25/2057(2)(4)	180,591
	419,118	Towd Point Mortgage Trust 2.25%, 08/25/2055(2)(4)	419,747
	90,000	Wells Fargo Commercial Mortgage Trust 3.84%, 09/15/2058	97,675

			698,013

		Total Asset & Commercial Mortgage Backed Securities (cost $20,293,855)	$20,344,653

CORPORATE BONDS - 16.1%
		Advertising - 0.0%
$	310,000	Omnicom Group, Inc. 3.60%, 04/15/2026	$322,033

		Aerospace/Defense - 0.2%
	600,000	BAE Systems Holdings, Inc. 3.85%, 12/15/2025(2)	635,581
		Lockheed Martin Corp.
	115,000	2.50%, 11/23/2020	117,977
	400,000	4.07%, 12/15/2042	413,071
	140,000	4.50%, 05/15/2036	156,774
	155,000	4.70%, 05/15/2046	175,782

The accompanying notes are an integral part of these financial statements.

48

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.1% - (continued)
		Aerospace/Defense - 0.2% - (continued)
$	135,000	4.85%, 09/15/2041	$154,845
	65,000	United Technologies Corp. 3.10%, 06/01/2022	68,735

			1,722,765

		Agriculture - 0.4%
		Altria Group, Inc.
	140,000	4.50%, 05/02/2043	151,420
	420,000	4.75%, 05/05/2021	468,569
		BAT International Finance plc
	160,000	2.75%, 06/15/2020(2)	163,963
	565,000	3.25%, 06/07/2022(2)	590,847
	65,000	3.50%, 06/15/2022(2)	68,633
	375,000	Cargill, Inc. 4.76%, 11/23/2045(2)	425,948
	975,000	Imperial Brands Finance plc 3.75%, 07/21/2022(2)	1,028,594
		Philip Morris International, Inc.
	300,000	2.63%, 03/06/2023	305,372
	80,000	4.88%, 11/15/2043	90,677

			3,294,023

		Airlines - 0.2%
	569,609	Continental Airlines, Inc. 5.98%, 10/19/2023	642,234
		Southwest Airlines Co.
	400,000	5.75%, 12/15/2016	402,107
	465,069	6.15%, 02/01/2024	524,365

			1,568,706

		Auto Manufacturers - 0.4%
		Ford Motor Credit Co. LLC
	1,165,000	2.38%, 03/12/2019	1,174,994
	465,000	3.16%, 08/04/2020	476,724
		General Motors Financial Co., Inc.
	400,000	3.70%, 05/09/2023	405,232
	765,000	4.20%, 03/01/2021	804,810
	700,000	Nissan Motor Acceptance Corp. 1.80%, 03/15/2018(2)	702,661

			3,564,421

		Beverages - 0.5%
		Anheuser-Busch InBev Finance, Inc.
	900,000	3.30%, 02/01/2023	939,322
	570,000	3.65%, 02/01/2026	599,789
	655,000	4.70%, 02/01/2036	726,092
	270,000	4.90%, 02/01/2046	308,755
		Anheuser-Busch InBev Worldwide, Inc.
	115,000	3.75%, 07/15/2042	112,547
	610,000	7.75%, 01/15/2019	689,605
		Coca-Cola Femsa S.A.B. de C.V.
	222,000	2.38%, 11/26/2018	225,876
	250,000	3.88%, 11/26/2023	264,932
		Heineken N.V.
	140,000	2.75%, 04/01/2023(2)	142,289
	10,000	4.00%, 10/01/2042(2)	9,871
		Molson Coors Brewing Co.
	180,000	3.50%, 05/01/2022	191,730
	40,000	5.00%, 05/01/2042	44,913

			4,255,721

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.1% - (continued)
		Biotechnology - 0.2%
$	320,000	Biogen, Inc. 2.90%, 09/15/2020	$330,010
		Celgene Corp.
	55,000	2.25%, 05/15/2019	55,614
	180,000	3.55%, 08/15/2022	189,495
	375,000	3.63%, 05/15/2024	386,425
		Gilead Sciences, Inc.
	120,000	2.55%, 09/01/2020	122,984
	195,000	3.70%, 04/01/2024	206,236

			1,290,764

		Chemicals - 0.2%
	800,000	Agrium, Inc. 3.15%, 10/01/2022	820,339
	565,000	CF Industries, Inc. 7.13%, 05/01/2020	624,717
	375,000	LyondellBasell Industries N.V. 4.63%, 02/26/2055	355,320
	65,000	Monsanto Co. 4.70%, 07/15/2064	61,219

			1,861,595

		Commercial Banks - 4.0%
	1,200,000	American Express Centurion Bank 6.00%, 09/13/2017	1,247,927
		Bank of America Corp.
	740,000	2.63%, 10/19/2020	752,382
	750,000	4.20%, 08/26/2024	783,734
	560,000	5.00%, 05/13/2021	620,841
	1,200,000	5.42%, 03/15/2017	1,218,076
	300,000	6.40%, 08/28/2017	312,048
		Bank of New York Mellon Corp.
	440,000	2.15%, 02/24/2020	445,144
	200,000	3.00%, 02/24/2025	206,274
	700,000	Banque Federative du Credit Mutuel S.A. 2.75%, 10/15/2020(2)	718,544
	150,000	Barclays Bank plc 6.05%, 12/04/2017(2)	156,243
	815,000	Barclays plc 3.20%, 08/10/2021	820,607
		BNP Paribas S.A.
	425,000	2.40%, 12/12/2018	430,442
	65,000	3.25%, 03/03/2023	67,881
		BPCE S.A.
	375,000	2.50%, 12/10/2018	381,255
	450,000	5.15%, 07/21/2024(2)	474,153
		Capital One Financial Corp.
	615,000	3.75%, 04/24/2024	644,743
	165,000	4.20%, 10/29/2025	171,333
		Citigroup, Inc.
	255,000	2.50%, 07/29/2019	259,166
	300,000	4.95%, 11/07/2043	330,483
	140,000	5.30%, 05/06/2044	154,418
	59,000	8.13%, 07/15/2039	89,976
	500,000	Citizens Bank NA 2.55%, 05/13/2021	506,332
	675,000	Compass Bank 2.75%, 09/29/2019	675,593
	500,000	Credit Agricole S.A. 4.38%, 03/17/2025(2)	510,316

The accompanying notes are an integral part of these financial statements.

49

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.1% - (continued)
		Commercial Banks - 4.0% - (continued)
		Credit Suisse AG
$	250,000	2.30%, 05/28/2019	$252,566
	335,000	3.63%, 09/09/2024	347,531
	950,000	Credit Suisse Group Funding Guernsey Ltd. 3.80%, 09/15/2022	965,688
	670,000	Deutsche Bank AG 4.25%, 10/14/2021(2)	674,413
	250,000	Discover Bank/Greenwood 3.10%, 06/04/2020	257,328
	450,000	Fifth Third Bancorp 2.88%, 10/01/2021	466,756
		Goldman Sachs Group, Inc.
	905,000	2.38%, 01/22/2018	913,341
	750,000	4.25%, 10/21/2025	784,706
	470,000	6.25%, 02/01/2041	601,976
		HSBC Holdings plc
	290,000	3.40%, 03/08/2021	298,965
	1,355,000	3.60%, 05/25/2023	1,399,579
		Huntington National Bank
	535,000	2.20%, 11/06/2018	540,060
	580,000	2.40%, 04/01/2020	586,237
	900,000	ING Bank N.V. 3.75%, 03/07/2017(2)	907,600
		JP Morgan Chase & Co.
	650,000	3.25%, 09/23/2022	675,806
	180,000	3.38%, 05/01/2023	184,222
	230,000	5.40%, 01/06/2042	278,614
	100,000	6.30%, 04/23/2019	110,849
	550,000	Korea Development Bank 2.50%, 03/11/2020	560,811
	100,000	Macquarie Bank Ltd. 2.40%, 01/21/2020(2)	100,829
		Morgan Stanley
	425,000	2.50%, 01/24/2019	431,684
	320,000	3.13%, 07/27/2026	318,475
	875,000	3.70%, 10/23/2024	916,577
	550,000	5.75%, 01/25/2021	623,559
	125,000	National City Corp. 6.88%, 05/15/2019	139,843
	1,000,000	Santander Bank NA 8.75%, 05/30/2018	1,088,717
	400,000	Santander Issuances SAU 5.18%, 11/19/2025	414,407
		Santander UK plc
	640,000	2.50%, 03/14/2019	648,872
	625,000	5.00%, 11/07/2023(2)	647,452
	575,000	Skandinaviska Enskilda Banken AB 2.45%, 05/27/2020(2)	583,944
	200,000	SunTrust Bank 3.30%, 05/15/2026	201,550
	165,000	U.S. Bancorp 3.70%, 01/30/2024	178,033
		UBS Group Funding Jersey Ltd.
	785,000	2.95%, 09/24/2020(2)	801,237
	275,000	3.00%, 04/15/2021(2)	280,960
	100,000	Wachovia Corp. 5.75%, 06/15/2017	102,693
	1,794,000	Wells Fargo & Co. 4.48%, 01/16/2024	1,939,847

			32,203,638

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.1% - (continued)
		Commercial Services - 0.3%
		Catholic Health Initiatives
$	155,000	2.60%, 08/01/2018	$157,555
	395,000	2.95%, 11/01/2022	397,831
	70,000	4.35%, 11/01/2042	67,327
		ERAC USA Finance LLC
	140,000	2.35%, 10/15/2019(2)	141,810
	70,000	2.75%, 03/15/2017(2)	70,408
	510,000	4.50%, 08/16/2021(2)	559,931
	250,000	5.63%, 03/15/2042(2)	293,996
	730,000	Total System Services, Inc. 3.80%, 04/01/2021	770,060

			2,458,918

		Country Funds-Closed-end - 0.1%
	575,000	CDP Financial, Inc. 4.40%, 11/25/2019(2)	624,115

		Diversified Financial Services - 0.6%
	345,000	Capital One Bank USA NA 2.15%, 11/21/2018	347,340
	645,000	Discover Financial Services 6.45%, 06/12/2017	664,229
	99,000	Eaton Vance Corp. 6.50%, 10/02/2017	103,732
		GE Capital International Funding Co.
	648,000	2.34%, 11/15/2020	660,931
	297,000	3.37%, 11/15/2025	315,895
	850,000	4.42%, 11/15/2035	927,143
		General Electric Co.
	115,000	3.10%, 01/09/2023	121,146
	230,000	4.63%, 01/07/2021	256,356
	655,000	LeasePlan Corp. N.V. 2.88%, 01/22/2019(2)	660,849
		Synchrony Financial
	130,000	2.60%, 01/15/2019	131,551
	490,000	2.70%, 02/03/2020	495,346
	400,000	3.00%, 08/15/2019	408,768

			5,093,286

		Electric - 1.3%
	335,000	Berkshire Hathaway Energy Co. 4.50%, 02/01/2045	368,926
		Dominion Resources, Inc.
	320,000	2.96%, 07/01/2019(5)	327,321
	550,000	3.63%, 12/01/2024	573,856
	510,000	4.10%, 04/01/2021(5)	545,665
	275,000	Duke Energy Carolinas LLC 6.10%, 06/01/2037	353,866
		Duke Energy Corp.
	105,000	2.65%, 09/01/2026	102,167
	550,000	3.05%, 08/15/2022	572,036
	250,000	4.80%, 12/15/2045	280,092
		Electricite de France S.A.
	85,000	4.88%, 01/22/2044(2)	88,617
	525,000	5.63%, 01/22/2024(2)(4)(6)	519,750
	110,000	Emera US Finance L.P. 2.70%, 06/15/2021(2)	111,949
	390,000	Entergy Corp. 2.95%, 09/01/2026	385,737
	60,000	Eversource Energy 3.15%, 01/15/2025	61,692

The accompanying notes are an integral part of these financial statements.

50

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.1% - (continued)
		Electric - 1.3% - (continued)
$	505,000	Fortis, Inc. 3.06%, 10/04/2026(2)	$496,940
	425,000	Indianapolis Power and Light Co. 6.60%, 06/01/2037(2)	558,152
	1,130,000	NextEra Energy Capital Holdings, Inc. 2.06%, 09/01/2017	1,136,430
	70,000	NiSource Finance Corp. 4.80%, 02/15/2044	76,797
		Oncor Electric Delivery Co. LLC
	115,000	2.95%, 04/01/2025	118,219
	340,000	4.10%, 06/01/2022	372,562
		Pacific Gas & Electric Co.
	135,000	3.85%, 11/15/2023	147,027
	285,000	5.13%, 11/15/2043	343,700
		SCANA Corp.
	311,000	4.13%, 02/01/2022	323,035
	90,000	4.75%, 05/15/2021	96,282
	750,000	Southern California Edison Co. 5.55%, 01/15/2037	945,016
		Southern Co.
	575,000	2.75%, 06/15/2020	590,481
	605,000	2.95%, 07/01/2023	621,960
	380,000	State Grid Overseas Investment Ltd. 2.75%, 05/07/2019(2)	389,230
	281,000	Trinidad Generation UnLtd 5.25%, 11/04/2027(2)	279,595

			10,787,100

		Engineering & Construction - 0.1%
	355,000	SBA Tower Trust 2.88%, 07/15/2021(2)	359,491

		Food - 0.3%
		Kraft Heinz Foods Co.
	145,000	2.25%, 06/05/2017	145,765
	485,000	3.50%, 07/15/2022	511,026
	145,000	4.38%, 06/01/2046	147,057
		Kroger Co.
	125,000	3.30%, 01/15/2021	131,056
	525,000	3.85%, 08/01/2023	562,620
	230,000	4.00%, 02/01/2024	247,445
	40,000	Mondelez International, Inc. 4.00%, 02/01/2024	44,368
	510,000	Sigma Alimentos S.A. de CV 4.13%, 05/02/2026(2)	513,060

			2,302,397

		Gas - 0.3%
	1,160,000	Atmos Energy Corp. 6.35%, 06/15/2017	1,194,365
	560,000	KeySpan Gas East Corp. 2.74%, 08/15/2026(2)	557,895
	830,000	NiSource Finance Corp. 6.40%, 03/15/2018	882,409

			2,634,669

		Healthcare-Products - 0.1%
		Medtronic, Inc.
	110,000	2.50%, 03/15/2020	112,913
	405,000	3.15%, 03/15/2022	426,969
	245,000	3.50%, 03/15/2025	259,964
	65,000	3.63%, 03/15/2024	69,395

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.1% - (continued)
		Healthcare-Products - 0.1% - (continued)
$	43,000	4.38%, 03/15/2035	$47,171

			916,412

		Healthcare-Services - 0.4%
		Aetna, Inc.
	275,000	2.80%, 06/15/2023	278,668
	210,000	4.25%, 06/15/2036	213,085
	631,000	Anthem, Inc. 3.30%, 01/15/2023	651,417
	470,000	Cigna Corp. 3.25%, 04/15/2025	475,043
		Dignity Health
	35,000	2.64%, 11/01/2019	35,651
	80,000	3.81%, 11/01/2024	84,075
		Kaiser Foundation Hospitals
	120,000	3.50%, 04/01/2022	126,643
	120,000	4.88%, 04/01/2042	143,060
	120,000	Memorial Sloan-Kettering Cancer Center 4.20%, 07/01/2055	127,622
	205,000	New York-Presbyterian Hospital 4.02%, 08/01/2045	214,529
	100,000	Providence St Joseph Health Obligated Group 3.74%, 10/01/2047	98,180
		UnitedHealth Group, Inc.
	220,000	3.35%, 07/15/2022	234,051
	340,000	3.75%, 07/15/2025	367,989

			3,050,013

		Household Products - 0.2%
	1,100,088	Procter & Gamble Co. 9.36%, 01/01/2021	1,285,041

		Insurance - 0.4%
	415,000	Berkshire Hathaway, Inc. 2.75%, 03/15/2023	427,323
		Chubb INA Holdings, Inc.
	120,000	2.30%, 11/03/2020	122,446
	185,000	3.35%, 05/15/2024	195,397
	115,000	Five Corners Funding Trust 4.42%, 11/15/2023(2)	124,650
	100,000	Liberty Mutual Group, Inc. 4.25%, 06/15/2023(2)	108,019
	165,000	Loews Corp. 2.63%, 05/15/2023	165,112
		MetLife, Inc.
	60,000	1.90%, 12/15/2017	60,381
	485,000	3.60%, 04/10/2024	513,768
	160,000	4.88%, 11/13/2043	175,975
		Prudential Financial, Inc.
	200,000	3.50%, 05/15/2024	209,637
	300,000	4.50%, 11/15/2020	328,039
	100,000	Teachers Insurance & Annuity Association of America 4.90%, 09/15/2044(2)	111,214
	645,000	Trinity Acquisition plc 4.40%, 03/15/2026	673,031

			3,214,992

		Internet - 0.2%
		Amazon.com, Inc.
	285,000	2.50%, 11/29/2022	290,737
	530,000	4.80%, 12/05/2034	604,952
	100,000	4.95%, 12/05/2044	116,683

The accompanying notes are an integral part of these financial statements.

51

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.1% - (continued)
		Internet - 0.2% - (continued)
$	725,000	Expedia, Inc. 5.00%, 02/15/2026(2)	$760,796

			1,773,168

		IT Services - 0.1%
		Apple, Inc.
	300,000	2.85%, 05/06/2021	313,031
	270,000	3.45%, 05/06/2024	288,411
	35,000	4.45%, 05/06/2044	37,547

			638,989

		Lodging - 0.1%
		Marriott International, Inc.
	670,000	2.30%, 01/15/2022	670,192
	450,000	2.88%, 03/01/2021	463,023

			1,133,215

		Machinery-Construction & Mining - 0.1%
	400,000	Caterpillar Financial Services Corp. 3.30%, 06/09/2024	421,043
		Caterpillar, Inc.
	170,000	3.40%, 05/15/2024	180,548
	30,000	4.30%, 05/15/2044	32,521

			634,112

		Media - 0.7%
		21st Century Fox America, Inc.
	180,000	4.00%, 10/01/2023	195,739
	220,000	4.50%, 02/15/2021	242,620
	300,000	4.75%, 09/15/2044	318,656
	155,000	Charter Communications Operating LLC / Charter Communications Operating Capital 6.48%, 10/23/2045(2)	181,637
		Comcast Corp.
	450,000	3.13%, 07/15/2022	473,241
	450,000	4.40%, 08/15/2035	496,066
	150,000	6.40%, 05/15/2038	202,432
	770,000	Cox Communications, Inc. 4.80%, 02/01/2035(2)	744,960
	230,000	Grupo Televisa S.A.B. 6.13%, 01/31/2046	251,002
		Sky plc
	200,000	2.63%, 09/16/2019(2)	202,729
	645,000	3.75%, 09/16/2024(2)	661,682
		Time Warner Cable, Inc.
	780,000	5.85%, 05/01/2017	797,316
	80,000	6.55%, 05/01/2037	93,880
	60,000	7.30%, 07/01/2038	75,704
	106,000	8.25%, 04/01/2019	121,188
	5,000	8.75%, 02/14/2019	5,743
	30,000	Time Warner Entertainment Co., L.P. 8.38%, 03/15/2023	38,765
	145,000	Viacom, Inc. 3.88%, 12/15/2021	153,442

			5,256,802

		Miscellaneous Manufacturing - 0.1%
	90,000	Parker-Hannifin Corp. 4.45%, 11/21/2044	102,682
	570,000	Pentair Finance S.A. 2.90%, 09/15/2018	577,910

			680,592

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.1% - (continued)
		Oil & Gas - 1.1%
		Anadarko Petroleum Corp.
$	495,000	4.85%, 03/15/2021	$537,384
	48,000	6.38%, 09/15/2017	50,016
	450,000	BG Energy Capital plc 4.00%, 10/15/2021(2)	489,683
		BP Capital Markets plc
	130,000	2.32%, 02/13/2020	132,047
	570,000	3.81%, 02/10/2024	609,335
	25,000	3.99%, 09/26/2023	27,168
	575,000	4.75%, 03/10/2019	617,213
		ConocoPhillips Co.
	131,000	2.88%, 11/15/2021	134,605
	260,000	3.35%, 05/15/2025	264,395
	65,000	4.30%, 11/15/2044	64,928
	40,000	4.95%, 03/15/2026	44,872
	65,000	5.75%, 02/01/2019	70,351
	35,000	6.00%, 01/15/2020	39,289
		Devon Energy Corp.
	1,052,000	3.25%, 05/15/2022	1,056,250
	165,000	5.00%, 06/15/2045	159,691
	90,000	5.60%, 07/15/2041	93,161
	265,000	Marathon Oil Corp. 2.70%, 06/01/2020	261,322
	360,000	Noble Energy, Inc. 4.15%, 12/15/2021	381,885
	440,000	Petroleos Mexicanos 5.50%, 02/04/2019(2)	465,740
	175,000	Phillips 66 4.88%, 11/15/2044	187,342
	755,000	Pioneer Natural Resources Co. 7.50%, 01/15/2020	873,938
		Shell International Finance B.V.
	190,000	3.25%, 05/11/2025	196,196
	200,000	4.38%, 03/25/2020	216,910
	890,000	Sinopec Group Overseas Development Ltd. 2.50%, 04/28/2020(2)	903,911
		Statoil ASA
	70,000	2.25%, 11/08/2019	71,228
	30,000	2.45%, 01/17/2023	30,161
	30,000	2.65%, 01/15/2024	30,296
	95,000	2.75%, 11/10/2021	98,362
	355,000	2.90%, 11/08/2020	369,579
	35,000	3.25%, 11/10/2024	36,788
	5,000	3.70%, 03/01/2024	5,419
	275,000	Suncor Energy, Inc. 6.10%, 06/01/2018	294,055
	325,000	Total Capital International S.A. 2.70%, 01/25/2023	331,534

			9,145,054

		Oil & Gas Services - 0.1%
	250,000	Schlumberger Holdings Corp. 3.00%, 12/21/2020(2)	259,405
	330,000	Schlumberger Investment S.A. 3.65%, 12/01/2023	352,985

			612,390

		Pharmaceuticals - 1.0%
		AbbVie, Inc.
	775,000	1.80%, 05/14/2018	777,437
	60,000	3.20%, 11/06/2022	61,724

The accompanying notes are an integral part of these financial statements.

52

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.1% - (continued)
		Pharmaceuticals - 1.0% - (continued)
		Actavis Funding SCS
$	300,000	3.00%, 03/12/2020	$308,880
	450,000	3.45%, 03/15/2022	467,191
	200,000	4.55%, 03/15/2035	206,502
	125,000	4.85%, 06/15/2044	132,248
	700,000	Bayer US Finance LLC 3.00%, 10/08/2021(2)	721,830
		Cardinal Health, Inc.
	195,000	2.40%, 11/15/2019	198,715
	430,000	3.50%, 11/15/2024	451,271
	200,000	4.50%, 11/15/2044	211,473
		EMD Finance LLC
	705,000	2.95%, 03/19/2022(2)	722,509
	670,000	3.25%, 03/19/2025(2)	683,333
	315,000	Express Scripts Holding Co. 2.25%, 06/15/2019	318,799
		Forest Laboratories LLC
	260,000	4.88%, 02/15/2021(2)	288,096
	225,000	5.00%, 12/15/2021(2)	251,164
		McKesson Corp.
	25,000	2.85%, 03/15/2023	25,327
	135,000	3.80%, 03/15/2024	143,868
		Merck & Co., Inc.
	430,000	2.75%, 02/10/2025	438,338
	315,000	2.80%, 05/18/2023	325,094
	125,000	4.15%, 05/18/2043	137,263
	510,000	Mylan N.V. 3.00%, 12/15/2018(2)	520,864
		Teva Pharmaceutical Finance Netherlands III B.V.
	665,000	2.80%, 07/21/2023	654,387
	65,000	4.10%, 10/01/2046	60,340

			8,106,653

		Pipelines - 0.6%
		Columbia Pipeline Group, Inc.
	225,000	2.45%, 06/01/2018	225,948
	400,000	4.50%, 06/01/2025	432,212
	300,000	Energy Transfer Partners L.P. 5.15%, 03/15/2045	279,332
	250,000	Enterprise Products Operating LLC 3.95%, 02/15/2027	259,757
	525,000	Kinder Morgan Energy Partners L.P. 6.95%, 01/15/2038	599,543
	535,000	Phillips 66 Partners L.P. 3.61%, 02/15/2025	539,553
	615,000	Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.88%, 03/01/2022	688,781
	600,000	Sunoco Logistics Partners Operations L.P. 4.40%, 04/01/2021	647,253
	285,000	TransCanada PipeLines Ltd. 4.88%, 01/15/2026	326,805
	530,000	Western Gas Partners L.P. 4.00%, 07/01/2022	544,889

			4,544,073

		Real Estate - 0.1%
	650,000	WEA Finance LLC / Westfield UK & Europe Finance plc 2.70%, 09/17/2019(2)	664,255

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.1% - (continued)
		Real Estate Investment Trusts - 0.3%
$	450,000	American Tower Corp. 3.45%, 09/15/2021	$469,960
	150,000	AvalonBay Communities, Inc. 3.63%, 10/01/2020	158,767
	350,000	Brandywine Operating Partnership L.P. 5.70%, 05/01/2017	357,104
	280,000	Crown Castle International Corp. 3.70%, 06/15/2026	286,789
	425,000	DDR Corp. 4.63%, 07/15/2022	462,817
	670,000	HCP, Inc. 4.00%, 06/01/2025	683,125
	345,000	Scentre Group 2.38%, 11/05/2019(2)	349,388

			2,767,950

		Retail - 0.4%
		AutoZone, Inc.
	200,000	3.13%, 07/15/2023	204,553
	355,000	3.70%, 04/15/2022	378,361
		CVS Health Corp.
	695,000	4.00%, 12/05/2023	752,855
	160,000	4.88%, 07/20/2035	180,084
	375,000	5.13%, 07/20/2045	437,472
	75,000	Home Depot, Inc. 4.40%, 03/15/2045	84,193
	600,000	Lowe’s Cos., Inc. 4.63%, 04/15/2020	654,464
	335,000	O’Reilly Automotive, Inc. 3.80%, 09/01/2022	352,543

			3,044,525

		Savings & Loans - 0.1%
	595,000	Nationwide Building Society 2.35%, 01/21/2020(2)	600,026

		Software - 0.1%
		Microsoft Corp.
	475,000	2.40%, 08/08/2026	465,875
	365,000	3.70%, 08/08/2046	356,668

			822,543

		Telecommunications - 0.6%
	250,000	America Movil S.A.B. de C.V. 3.13%, 07/16/2022	256,347
		AT&T, Inc.
	65,000	3.95%, 01/15/2025	67,510
	460,000	4.45%, 04/01/2024	497,348
	231,000	4.50%, 03/09/2048(2)	216,653
	25,000	4.55%, 03/09/2049(2)	23,545
	215,000	4.75%, 05/15/2046	210,394
	3,000	5.35%, 09/01/2040	3,154
	165,000	GTP Acquisition Partners I LLC 2.35%, 06/15/2045(2)	164,353
		Orange S.A.
	650,000	4.13%, 09/14/2021	711,829
	200,000	9.00%, 03/01/2031	313,989
		Verizon Communications, Inc.
	45,000	3.45%, 03/15/2021	47,340
	490,000	3.50%, 11/01/2021	517,736
	880,000	4.50%, 09/15/2020	956,604
	916,000	4.52%, 09/15/2048	910,899

The accompanying notes are an integral part of these financial statements.

53

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.1% - (continued)
		Telecommunications - 0.6% - (continued)
$	130,000	4.75%, 11/01/2041	$135,613
	87,000	6.40%, 09/15/2033	108,522

			5,141,836

		Transportation - 0.2%
		FedEx Corp.
	80,000	2.70%, 04/15/2023	81,328
	280,000	4.90%, 01/15/2034	314,531
	300,000	5.10%, 01/15/2044	342,570
	309,000	Kansas City Southern 4.95%, 08/15/2045	339,063
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	405,000	3.20%, 07/15/2020(2)	416,841
	400,000	3.38%, 02/01/2022(2)	413,435

			1,907,768

		Total Corporate Bonds (cost $124,622,803)	$130,284,051

FOREIGN GOVERNMENT OBLIGATIONS - 0.2%
		Mexico - 0.1%
		Mexico Government International Bond
$	372,000	3.50%, 01/21/2021	$391,716
	225,000	3.60%, 01/30/2025	229,500

			621,216

		Saudi Arabia - 0.0%
	540,000	Saudi Government International Bond 2.38%, 10/26/2021(2)	538,650

		South Korea - 0.1%
	680,000	Export-Import Bank of Korea 1.75%, 05/26/2019	682,634

		Total Foreign Government Obligations (cost $1,806,786)	$1,842,500

MUNICIPAL BONDS - 1.1%
		General - 0.3%
$	600,000	Chicago Transit Authority 6.90%, 12/01/2040	$777,014
		Commonwealth Financing Auth
	300,000	4.01%, 06/01/2033	302,448
	240,000	4.14%, 06/01/2038	241,478
	425,000	Kansas Dev Finance Auth 4.93%, 04/15/2045	468,541
	570,000	New Jersey State, Economic Auth Rev 3.80%, 06/15/2018	588,616

			2,378,097

		General Obligation - 0.2%
	250,000	California State, GO Taxable 7.55%, 04/01/2039	387,290
	130,000	Chicago, IL, Metropolitan Water Reclamation GO 5.72%, 12/01/2038	167,593
	365,000	Illinois State, GO 5.10%, 06/01/2033	348,889
	800,000	Los Angeles, CA, USD GO 5.75%, 07/01/2034	1,041,808

			1,945,580

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 1.1% - (continued)
		Higher Education - 0.1%
$	370,000	University of California, Build America Bonds Rev 5.77%, 05/15/2043	$475,916

		Medical - 0.1%
		University of California, Regents MedCenter Pooled Rev
	100,000	6.55%, 05/15/2048	139,094
	375,000	6.58%, 05/15/2049	522,068

			661,162

		Power - 0.0%
	100,000	Utility Debt Securitization Auth, New York 3.44%, 12/15/2025	106,515

		Transportation - 0.3%
	190,000	Bay Area, CA, Toll Auth Bridge Rev 6.26%, 04/01/2049	276,002
	350,000	Illinois State Toll Highway Auth, Taxable Rev 6.18%, 01/01/2034	463,925
	255,000	Maryland State Transportation Auth 5.89%, 07/01/2043	335,837
		New York and New Jersey PA, Taxable Rev
	200,000	4.81%, 10/15/2065	231,144
	185,000	5.86%, 12/01/2024	230,564
	115,000	6.04%, 12/01/2029	151,633
	730,000	North Texas Tollway Auth Rev 6.72%, 01/01/2049	1,091,357

			2,780,462

		Utility - Electric - 0.1%
	280,000	Municipal Electric Auth Georgia 6.64%, 04/01/2057	366,873

		Total Municipal Bonds (cost $7,297,325)	$8,714,605

U.S. GOVERNMENT AGENCIES - 0.2%
		FHLMC - 0.0%
$	45,163	4.00%, 03/01/2041	$48,497

		FNMA - 0.0%
	19,904	4.50%, 04/01/2041	21,777

		GNMA - 0.2%
	927	6.00%, 11/20/2023	1,042
	1,698	6.00%, 12/20/2023	1,939
	289	6.00%, 01/20/2024	324
	3,064	6.00%, 02/20/2024	3,445
	6,077	6.00%, 06/20/2024	6,832
	274	6.00%, 02/20/2026	308
	474	6.00%, 10/20/2026	533
	830	6.00%, 02/20/2027	933
	307	6.00%, 01/20/2028	345
	7,268	6.00%, 02/20/2028	8,427
	11,649	6.00%, 04/20/2028	13,365
	3,569	6.00%, 06/15/2028	4,157
	31,933	6.00%, 07/20/2028	36,372
	28,604	6.00%, 08/20/2028	32,831
	6,074	6.00%, 10/15/2028	6,948
	42,209	6.00%, 11/15/2028	48,914
	30,237	6.00%, 03/20/2029	34,652
	26,190	6.00%, 09/20/2029	30,239
	77,733	6.00%, 04/20/2030	87,388

The accompanying notes are an integral part of these financial statements.

54

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 0.2% - (continued)
		GNMA - 0.2% - (continued)
$	21,370	6.00%, 06/20/2030	$24,025
	3,359	6.00%, 08/15/2034	3,932
	73	6.50%, 04/15/2026	84
	39,458	6.50%, 03/15/2028	45,358
	5,382	6.50%, 05/15/2028	6,187
	27,495	6.50%, 07/15/2028	31,605
	22,074	6.50%, 10/15/2028	25,388
	1,356	6.50%, 12/15/2028	1,558
	38,747	6.50%, 01/15/2029	44,539
	12,614	6.50%, 02/15/2029	14,500
	176,080	6.50%, 03/15/2029	202,404
	25,952	6.50%, 04/15/2029	29,845
	15,631	6.50%, 05/15/2029	18,020
	12,849	6.50%, 06/15/2029	14,770
	20,909	6.50%, 02/15/2035	24,554
	50,748	7.00%, 11/15/2031	59,113
	31,690	7.00%, 03/15/2032	36,818
	225,767	7.00%, 11/15/2032	277,799
	6,503	7.00%, 01/15/2033	7,883
	22,840	7.00%, 05/15/2033	27,474
	44,091	7.00%, 07/15/2033	51,756
	64,144	7.00%, 11/15/2033	77,306
	2,336	8.00%, 12/15/2029	2,391
	3,490	8.00%, 04/15/2030	3,821
	7,766	8.00%, 05/15/2030	7,931
	667	8.00%, 07/15/2030	730
	10,033	8.00%, 08/15/2030	10,466
	14,387	8.00%, 11/15/2030	15,566
	80,968	8.00%, 02/15/2031	88,139

			1,472,956

		Total U.S. Government Agencies (cost $1,331,403)	$1,543,230

U.S. GOVERNMENT SECURITIES - 12.8%
		Other Direct Federal Obligations - 0.7%
$	5,000,000	Financing Corp. 9.80%, 04/06/2018	$5,640,310

		U.S. Treasury Securities - 12.1%
		U.S. Treasury Bonds - 2.8%
	5,720,000	2.50%, 02/15/2045	5,620,346
	590,000	2.50%, 02/15/2046	578,914
	860,000	2.50%, 05/15/2046	844,245
	865,000	2.75%, 11/15/2042	897,742
	4,275,000	2.88%, 05/15/2043	4,537,844
	625,000	2.88%, 08/15/2045	662,305
	500,000	3.00%, 11/15/2044	543,086
	2,167,500	3.13%, 02/15/2043	2,410,496
	2,685,000	3.13%, 08/15/2044(7)	2,986,853
	1,430,000	3.38%, 05/15/2044	1,664,330
	1,400,000	6.00%, 02/15/2026	1,904,766

			22,650,927

		U.S. Treasury Notes - 9.3%
	500,000	0.50%, 11/30/2016	500,123
	940,000	0.50%, 03/31/2017	940,308
	4,205,000	0.63%, 12/31/2016	4,207,498
	2,500,000	0.63%, 05/31/2017	2,500,487
	1,350,000	0.63%, 11/30/2017	1,348,312
	75,000	0.75%, 10/31/2017	75,018

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 12.8% - (continued)
		U.S. Treasury Notes - 9.3% - (continued)
$	533,900	0.88%, 01/31/2017	$534,671
	2,500,000	1.00%, 12/15/2017	2,507,030
	1,525,000	1.25%, 11/30/2018	1,535,901
	2,650,000	1.25%, 03/31/2021	2,646,481
	3,125,000	1.38%, 09/30/2018	3,153,809
	6,860,000	1.38%, 08/31/2020	6,908,500
	2,220,000	1.38%, 01/31/2021	2,230,754
	11,520,000	1.50%, 03/31/2023	11,472,745
	8,280,000	1.63%, 07/31/2019	8,424,900
	235,000	1.63%, 02/15/2026	231,108
	8,245,000	1.75%, 09/30/2019	8,423,108
	2,120,000	2.00%, 02/15/2025	2,160,579
	170,000	2.00%, 08/15/2025	172,915
	2,200,000	2.13%, 05/15/2025	2,262,047
	4,100,000	2.25%, 11/15/2024	4,262,721
	1,415,000	2.38%, 08/15/2024	1,485,252
	1,350,000	2.75%, 02/15/2024	1,452,832
	5,200,000	4.50%, 05/15/2017	5,309,690

			74,746,789

			97,397,716

		Total U.S. Government Securities (cost $99,429,730)	$103,038,026

		Total Long-Term Investments (cost $687,147,539)	$798,945,974

SHORT-TERM INVESTMENTS - 0.4%
		Other Investment Pools & Funds - 0.4%
$	2,901,827	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$2,901,827

		Total Short-Term Investments (cost $2,901,827)	$2,901,827

Total Investments (cost $690,049,366)^	99.3%	$801,847,801
Other Assets and Liabilities	0.7%	5,358,385

Total Net Assets	100.0%	$807,206,186

The accompanying notes are an integral part of these financial statements.

55

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $694,610,730 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$125,320,587
Unrealized Depreciation	(18,083,516)

Net Unrealized Appreciation	$107,237,071

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of these securities was $4,124,077, which represents 0.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $41,158,080, which represents 5.1% of total net assets.

(3)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	2,006,600	Allstar Co.	$872,908
11/2013	32,392	Tory Burch LLC	2,538,751

			$3,411,659

At October 31, 2016, the aggregate value of these securities was $3,584,077, which represents 0.4% of total net assets.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(6)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(7)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

Futures Contracts Outstanding at October 31, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	68	12/20/2016	$8,873,104	$8,814,500	$(58,604)
U.S. Ultra Bond Future	16	12/20/2016	2,984,057	2,815,000	(169,057)

Total					$(227,661)

Total futures contracts					$(227,661)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

56

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2016

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

Municipal Abbreviations:
GO	General Obligation
PA	Port Authority
Rev	Revenue
USD	United School District

The accompanying notes are an integral part of these financial statements.

57

The Hartford Balanced Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$43,586,104	$43,586,104	$—	$—
Capital Goods	41,782,331	41,782,331	—	—
Commercial & Professional Services	5,172,798	5,172,798	—	—
Consumer Durables & Apparel	14,376,176	14,376,176	—	—
Consumer Services	9,508,296	9,508,296	—	—
Diversified Financials	18,054,519	18,054,519	—	—
Energy	39,600,633	39,600,633	—	—
Food & Staples Retailing	9,293,050	9,293,050	—	—
Food, Beverage & Tobacco	33,794,638	26,930,669	6,863,969	—
Health Care Equipment & Services	30,561,304	30,561,304	—	—
Household & Personal Products	5,495,289	5,495,289	—	—
Insurance	22,949,721	22,949,721	—	—
Materials	11,701,078	11,701,078	—	—
Media	15,104,853	15,104,853	—	—
Pharmaceuticals, Biotechnology & Life Sciences	67,796,348	51,607,669	16,188,679	—
Retailing	17,542,600	13,958,523	—	3,584,077
Semiconductors & Semiconductor Equipment	32,201,456	32,201,456	—	—
Software & Services	50,086,504	50,086,504	—	—
Technology Hardware & Equipment	41,770,098	41,770,098	—	—
Telecommunication Services	3,340,978	3,340,978	—	—
Transportation	6,062,375	6,062,375	—	—
Utilities	13,397,760	13,397,760	—	—
Asset & Commercial Mortgage Backed Securities	20,344,653	—	19,804,653	540,000
Corporate Bonds	130,284,051	—	130,284,051	—
Foreign Government Obligations	1,842,500	—	1,842,500	—
Municipal Bonds	8,714,605	—	8,714,605	—
U.S. Government Agencies	1,543,230	—	1,543,230	—
U.S. Government Securities	103,038,026	—	103,038,026	—
Short-Term Investments	2,901,827	2,901,827	—	—

Total	$801,847,801	$509,444,011	$288,279,713	$4,124,077

Liabilities
Futures Contracts(2)	$(227,661)	$(227,661)	$—	$—

Total	$(227,661)	$(227,661)	$—	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Common Stocks	Preferred Stocks	Asset and Commerical Mortgage Backed Securities	Total
Beginning balance	$1,163,828	$1,766,645	$309,712	$3,240,185
Conversion	1,766,645	(1,766,645)	—	—
Purchases	—	—	540,000	540,000
Sales	—	—	(310,000)	(310,000)
Accrued discounts/(premiums)	—	—	—	—
Total realized gain/(loss)	—	—	—	—
Net change in unrealized appreciation/depreciation	653,604	—	288	653,892
Transfers into Level 3(1)	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—

Ending balance	$3,584,077	$—	$540,000	$4,124,077

(1)	For the year ended October 31, 2016, there were no transfers into or out of Level 3.

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $653,604.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

58

The Hartford Balanced Income Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 45.5%
	Banks - 5.7%
1,002,330	BB&T Corp.	$39,291,336
2,232,660	JP Morgan Chase & Co.	154,634,032
808,150	M&T Bank Corp.	99,184,249
565,160	National Bank of Canada	20,174,354
943,670	US Bancorp	42,238,669
3,287,810	Wells Fargo & Co.	151,272,138

		506,794,778

	Capital Goods - 3.5%
267,580	3M Co.	44,230,974
500,780	Caterpillar, Inc.	41,795,099
1,211,830	Eaton Corp. plc	77,278,399
3,728,280	General Electric Co.	108,492,948
150,870	Lockheed Martin Corp.	37,171,350

		308,968,770

	Consumer Durables & Apparel - 0.4%
625,700	VF Corp.	33,919,197

	Consumer Services - 0.6%
495,510	McDonald’s Corp.	55,779,561

	Diversified Financials - 1.7%
232,760	BlackRock, Inc.	79,427,022
1,287,250	Invesco Ltd.	36,158,853
960,960	Thomson Reuters Corp.	37,871,434

		153,457,309

	Energy - 6.8%
1,665,160	Canadian Natural Resources Ltd.	52,802,224
987,280	Chevron Corp.	103,417,580
919,090	Enbridge, Inc.	39,677,115
971,250	Exxon Mobil Corp.	80,924,550
898,690	Marathon Petroleum Corp.	39,173,897
945,950	Occidental Petroleum Corp.	68,969,215
604,590	Phillips 66	49,062,479
1,568,706	Royal Dutch Shell plc Class B	40,460,853
2,932,450	Suncor Energy, Inc.	88,032,149
1,118,820	TransCanada Corp.	50,648,438

		613,168,500

	Food, Beverage & Tobacco - 4.7%
508,770	Altria Group, Inc.	33,639,872
993,174	British American Tobacco plc	56,921,716
1,490,090	Coca-Cola Co.	63,179,816
272,440	Diageo plc ADR	29,295,473
684,530	Kraft Heinz Co.	60,888,944
357,360	PepsiCo, Inc.	38,308,992
1,409,450	Philip Morris International, Inc.	135,927,358

		418,162,171

	Household & Personal Products - 0.7%
313,950	Procter & Gamble Co.	27,250,860
904,150	Unilever N.V.	37,811,553

		65,062,413

	Insurance - 2.0%
482,340	Chubb Ltd.	61,257,180
1,317,050	MetLife, Inc.	61,848,668
977,930	Principal Financial Group, Inc.	53,394,978

		176,500,826

	Materials - 1.6%
469,710	Agrium, Inc.	43,128,772

Shares or Principal Amount			Market Value†
COMMON STOCKS - 45.5% - (continued)
		Materials - 1.6% - (continued)
	1,227,300	Dow Chemical Co.	$66,041,013
	120,890	Nucor Corp.	5,905,477
	323,920	Packaging Corp. of America	26,723,400

			141,798,662

		Pharmaceuticals, Biotechnology & Life Sciences - 5.8%
	1,609,170	AstraZeneca plc ADR	45,571,694
	645,900	Bristol-Myers Squibb Co.	32,882,769
	1,159,550	Johnson & Johnson	134,496,205
	1,653,680	Merck & Co., Inc.	97,104,090
	745,071	Novartis AG	52,875,887
	3,793,585	Pfizer, Inc.	120,294,580
	158,933	Roche Holding AG	36,503,977

			519,729,202

		Real Estate - 0.2%
	111,240	Simon Property Group, Inc. REIT	20,686,190

		Semiconductors & Semiconductor Equipment - 2.2%
	934,971	Analog Devices, Inc.	59,931,641
	2,792,770	Intel Corp.	97,383,890
	850,470	Maxim Integrated Products, Inc.	33,704,126
	121,900	QUALCOMM, Inc.	8,376,968

			199,396,625

		Software & Services - 2.2%
	48,820	IBM Corp.	7,503,146
	3,092,790	Microsoft Corp.	185,319,977

			192,823,123

		Technology Hardware & Equipment - 1.4%
	4,167,510	Cisco Systems, Inc.	127,859,207

		Telecommunication Services - 1.7%
	1,240,740	BCE, Inc.	56,371,204
	2,068,949	Verizon Communications, Inc.	99,516,447

			155,887,651

		Transportation - 1.1%
	752,490	Union Pacific Corp.	66,354,568
	317,360	United Parcel Service, Inc. Class B	34,198,714

			100,553,282

		Utilities - 3.2%
	1,229,940	Dominion Resources, Inc.	92,491,488
	502,330	Duke Energy Corp.	40,196,447
	910,910	Eversource Energy	50,154,704
	1,926,918	National Grid plc	25,064,918
	291,490	NextEra Energy, Inc.	37,310,720
	3,799,308	TCEH Corp.*(1)	—
	93,317	Vistra Energy Corp.*	1,418,418
	978,500	Xcel Energy, Inc.	40,656,675

			287,293,370

		Total Common Stocks (cost $3,644,896,560)	$4,077,840,837

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.5%
		Asset-Backed - Automobile - 0.0%
$	2,586,565	Westlake Automobile Receivables Trust 1.28%, 07/16/2018(2)	$2,586,728

The accompanying notes are an integral part of these financial statements.

59

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.5% - (continued)
		Asset-Backed - Finance & Insurance - 0.1%
$	368,047	Countrywide Asset-Backed Certificates 0.92%, 06/25/2036(3)	$354,803
		First Franklin Mortgage Loan Trust
	1,602,261	0.77%, 04/25/2036(3)	1,070,230
	4,125,000	0.84%, 09/25/2036(3)	2,888,306
	1,060,000	HSI Asset Securitization Corp. Trust 0.80%, 02/25/2036(3)	948,406
	882,464	Lehman XS Trust 1.05%, 11/25/2035(3)	593,740
	931,171	Securitized Asset Backed Receivables LLC 0.62%, 07/25/2036(3)	459,331

			6,314,816

		Asset-Backed - Home Equity - 0.2%
	249,811	Asset-Backed Funding Certificates 0.75%, 01/25/2037(3)	162,945
		GSAA Home Equity Trust
	1,115,995	0.58%, 12/25/2046(3)	697,749
	847,909	0.60%, 12/25/2046(3)	461,048
	1,899,535	0.61%, 02/25/2037(3)	1,061,058
	1,192,771	0.62%, 12/25/2036(3)	574,891
	3,934,255	0.63%, 03/25/2037(3)	2,120,410
	2,370,865	0.71%, 11/25/2036(3)	1,176,861
	724,921	0.76%, 04/25/2047(3)	482,095
	310,990	0.83%, 03/25/2036(3)	207,055
	1,037,752	0.85%, 04/25/2047(3)	711,018
	1,361,491	5.99%, 06/25/2036(3)	684,834
	4,445,266	6.00%, 11/25/2036	2,776,430
	571,377	6.30%, 06/25/2036	287,256
	1,441,556	Morgan Stanley Mortgage Loan Trust 0.70%, 11/25/2036(3)	637,924
		Renaissance Home Equity Loan Trust
	2,508,241	5.91%, 04/25/2037(4)	1,274,285
	1,283,396	6.12%, 11/25/2036(4)	790,191
	1,995,000	Soundview Home Loan Trust 0.78%, 11/25/2036(3)	1,421,320

			15,527,370

		Commercial Mortgage - Backed Securities - 0.1%
	27,459	Bear Stearns Commercial Mortgage Securities Trust 5.20%, 12/11/2038	27,445
		Commercial Mortgage Pass-Through Certificates
	270,000	4.75%, 10/15/2045(2)(3)	167,041
	1,130,000	4.77%, 10/15/2045(2)(3)	1,081,271
		Commercial Mortgage Trust
	815,000	4.26%, 07/10/2045(2)(3)	728,276
	380,000	4.33%, 12/10/2045(2)(3)	350,662
	2,070,000	4.57%, 10/15/2045(2)(3)	1,726,379
	855,000	GS Mortgage Securities Corp. II 4.85%, 11/10/2045(2)(3)	793,039
	1,000,000	GS Mortgage Securities Trust 4.87%, 04/10/2047(2)(3)	704,827
		JP Morgan Chase Commercial Mortgage Securities Trust
	500,000	2.73%, 10/15/2045(2)(3)	280,035
	1,000,000	4.00%, 08/15/2046(2)(3)	817,506
	1,247,998	4.66%, 10/15/2045(2)(3)	1,136,700
	850,000	5.39%, 08/15/2046(2)(3)	871,999

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.5% - (continued)
		Commercial Mortgage - Backed Securities - 0.1% - (continued)
$	960,000	Morgan Stanley Bank of America Merrill Lynch Trust 4.50%, 08/15/2045(2)	$691,847
	605,000	UBS-Barclays Commercial Mortgage Trust 4.09%, 03/10/2046(2)(3)	421,966
	360,000	Wells Fargo Commercial Mortgage Trust 4.78%, 10/15/2045(2)(3)	347,706
		WF-RBS Commercial Mortgage Trust
	1,085,599	3.02%, 11/15/2047(2)	491,808
	440,505	5.00%, 04/15/2045(2)(3)	261,290

			10,899,797

		Whole Loan Collateral CMO - 1.1%
		Adjustable Rate Mortgage Trust
	743,417	0.79%, 01/25/2036(3)	618,253
	595,811	0.80%, 11/25/2035(3)	550,348
	740,043	1.03%, 01/25/2036(3)	635,027
	2,680,742	3.98%, 11/25/2037(2)(3)	2,244,091
		Alternative Loan Trust
	3,211,054	0.80%, 01/25/2036(3)	2,644,408
	196,483	0.85%, 11/25/2035(3)	157,855
	1,207,689	0.93%, 10/25/2036(3)	745,566
	775,455	5.50%, 12/25/2035	649,667
	897,594	5.75%, 05/25/2036	694,166
	207,515	6.00%, 05/25/2036	157,265
	607,138	6.00%, 12/25/2036	382,836
	1,162,161	6.50%, 08/25/2037	755,498
		American Home Mortgage Assets Trust
	733,174	0.72%, 09/25/2046(3)	552,352
	282,936	1.46%, 10/25/2046(3)	197,592
		Banc of America Funding Trust
	1,445,572	0.76%, 02/20/2047(3)	1,272,401
	785,602	0.83%, 05/20/2047(3)	646,143
	2,159,444	3.19%, 04/20/2036(3)	1,814,990
	834,786	5.77%, 05/25/2037(3)	746,298
	178,240	5.85%, 01/25/2037(4)	151,306
	441,843	BCAP LLC Trust 0.70%, 01/25/2037(3)	355,867
		Bear Stearns Adjustable Rate Mortgage Trust
	841,313	2.83%, 10/25/2035(3)	809,615
	559,400	3.12%, 02/25/2036(3)	469,527
	385,736	4.66%, 06/25/2047(3)	350,783
		Bear Stearns Alt-A Trust
	1,793,129	0.85%, 08/25/2036(3)	1,365,701
	1,273,528	1.01%, 02/25/2036(3)	1,091,345
	1,694,893	Bear Stearns Mortgage Funding Trust 0.71%, 10/25/2036(3)	1,375,906
	585,000	Chase Mortgage Finance Trust 5.50%, 11/25/2035	556,925
		CHL Mortgage Pass-Through Trust
	1,829,441	1.21%, 03/25/2035(3)	1,430,881
	807,337	2.82%, 03/20/2036(3)	656,848
	2,777,725	2.93%, 06/20/2035(3)	2,591,728
	550,417	3.04%, 04/25/2037(3)	497,836
	580,748	3.13%, 09/25/2047(3)	514,402
	445,192	Citigroup Mortgage Loan Trust 3.00%, 07/25/2036(3)	315,657
		Countrywide Home Loans, Inc.
	3,198,409	2.80%, 11/20/2035(3)	2,670,306
	255,898	3.00%, 04/20/2036(3)	183,659

The accompanying notes are an integral part of these financial statements.

60

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.5% - (continued)
		Whole Loan Collateral CMO - 1.1% - (continued)
$	416,680	Credit Suisse First Boston Mortgage Securities Corp. 5.50%, 06/25/2035	$387,691
	496,269	Deutsche Alt-A Securities Mortgage Loan Trust 0.68%, 03/25/2037(3)	365,746
	2,298,604	Deutsche Mortgage Sec, Inc. Mortgage Loan Trust 5.66%, 12/25/2033	2,330,737
	3,432,705	DSLA Mortgage Loan Trust 1.43%, 03/19/2046(3)	2,790,767
	220,153	GMAC Mortgage Corp. Loan Trust 3.41%, 04/19/2036(3)	195,713
		GSR Mortgage Loan Trust
	6,371,091	0.83%, 01/25/2037(3)	3,927,989
	200,851	1.03%, 11/25/2035(3)	132,496
	1,928,920	2.97%, 01/25/2036(3)	1,781,210
	891,631	3.19%, 10/25/2035(3)	780,824
		HarborView Mortgage Loan Trust
	341,167	0.72%, 01/19/2038(3)	292,981
	2,600,828	0.77%, 12/19/2036(3)	1,932,921
	375,275	0.86%, 09/19/2035(3)	301,013
	431,045	1.23%, 01/19/2035(3)	282,193
	2,603,593	1.53%, 10/25/2037(3)	1,882,725
	3,344,063	IndyMac IMSC Mortgage Loan Trust 0.68%, 03/25/2047(3)	2,118,871
		IndyMac INDA Mortgage Loan Trust
	853,641	3.10%, 12/25/2036(3)	753,081
	438,810	3.35%, 09/25/2036(3)	347,887
		IndyMac Index Mortgage Loan Trust
	809,731	0.72%, 04/25/2037(3)	591,917
	317,347	0.73%, 10/25/2036(3)	269,024
	346,983	0.77%, 07/25/2035(3)	302,889
	573,547	0.81%, 07/25/2035(3)	461,312
	203,349	0.82%, 01/25/2036(3)	128,589
	777,877	0.93%, 07/25/2046(3)	466,757
	224,509	2.88%, 01/25/2036(3)	209,328
	392,925	3.04%, 08/25/2035(3)	314,310
	472,313	3.06%, 02/25/2036(3)	403,791
	2,788,622	3.14%, 04/25/2037(3)	1,779,679
	3,537,901	IndyMac INDX Mortgage Loan Trust 3.33%, 07/25/2037(3)	2,362,181
		JP Morgan Mortgage Trust
	265,866	2.98%, 04/25/2037(3)	234,944
	3,260,224	2.99%, 05/25/2036(3)	2,929,812
		Lehman XS Trust
	817,060	0.72%, 11/25/2046(3)	673,758
	268,606	0.74%, 07/25/2046(3)	213,972
	1,020,996	0.77%, 06/25/2047(3)	698,580
	409,975	1.38%, 09/25/2047(3)	335,778
	754,143	Luminent Mortgage Trust 0.73%, 10/25/2046(3)	643,847
	277,564	Merrill Lynch Mortgage Investors Trust 3.10%, 07/25/2035(3)	215,310
	640,630	Morgan Stanley Mortgage Loan Trust 3.09%, 05/25/2036(3)	447,802
	966,185	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.54%, 06/25/2036(3)	724,576

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.5% - (continued)
		Whole Loan Collateral CMO - 1.1% - (continued)
$	759,687	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	$716,269
		Residential Accredit Loans, Inc.
	3,329,312	0.72%, 05/25/2046(3)	3,117,951
	2,383,554	0.83%, 04/25/2036(3)	1,711,774
	880,923	1.32%, 09/25/2046(3)	624,655
	2,337,559	1.83%, 11/25/2037(3)	1,594,583
	1,727,107	6.00%, 12/25/2035	1,491,733
	1,355,262	Residential Asset Securitization Trust 0.98%, 03/25/2035(3)	1,064,876
		Residential Funding Mortgage Securities, Inc.
	4,134,385	3.25%, 08/25/2035(3)	3,059,957
	268,033	3.47%, 04/25/2037(3)	227,799
	284,590	5.75%, 01/25/2036	228,358
	860,517	6.00%, 07/25/2037	794,665
	283,814	Sequoia Mortgage Trust 3.09%, 07/20/2037(3)	229,179
		Structured Adjustable Rate Mortgage Loan Trust
	1,097,418	0.72%, 07/25/2037(3)	844,533
	620,831	0.83%, 09/25/2034(3)	537,624
	2,190,898	Structured Asset Mortgage Investments II Trust 0.76%, 02/25/2036(3)	1,757,557
	796,563	Structured Asset Securities Corp. 5.75%, 06/25/2035	749,205
	2,706,443	TBW Mortgage-Backed Trust 6.00%, 07/25/2036	2,163,622
		WaMu Mortgage Pass-Through Certificates Trust
	683,948	0.95%, 06/25/2044(3)	633,737
	1,738,238	1.33%, 12/25/2046(3)	1,346,612
	1,458,161	1.50%, 07/25/2046(3)	1,178,061
	2,251,223	2.00%, 01/25/2037(3)	1,876,237
	1,210,170	2.20%, 11/25/2046(3)	1,087,012
	2,596,565	2.55%, 06/25/2037(3)	2,332,901
	2,655,180	2.57%, 06/25/2037(3)	2,372,554
		Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
	709,772	0.69%, 02/25/2037(3)	535,991
	768,063	1.48%, 08/25/2046(3)	511,346
	928,068	Wells Fargo Alternative Loan Trust 3.15%, 12/28/2037(3)	808,193

			99,463,033

		Whole Loan Collateral PAC - 0.0%
	548,005	Alternative Loan Trust 1.03%, 12/25/2035(3)	360,345

		Total Asset & Commercial Mortgage Backed Securities (cost $138,219,136)	$135,152,089

CORPORATE BONDS - 43.7%
		Advertising - 0.0%
		Lamar Media Corp.
$	625,000	5.00%, 05/01/2023	$654,687
	190,000	5.75%, 02/01/2026	203,424

The accompanying notes are an integral part of these financial statements.

61

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Advertising - 0.0% - (continued)
$	95,000	5.88%, 02/01/2022	$98,325

			956,436

		Aerospace/Defense - 0.3%
		BAE Systems Holdings, Inc.
	630,000	2.85%, 12/15/2020(2)	640,183
	4,085,000	3.80%, 10/07/2024(2)	4,283,265
	4,220,000	BAE Systems plc 4.75%, 10/11/2021(2)	4,665,569
		Lockheed Martin Corp.
	5,250,000	3.55%, 01/15/2026	5,577,306
	1,025,000	3.80%, 03/01/2045	1,014,459
	1,025,000	4.50%, 05/15/2036	1,147,811
	2,710,000	4.70%, 05/15/2046	3,073,346
	480,000	4.85%, 09/15/2041	550,561
		Raytheon Co.
	2,600,000	4.70%, 12/15/2041	3,018,699
	1,250,000	4.88%, 10/15/2040	1,478,608
		United Technologies Corp.
	1,925,000	4.50%, 06/01/2042	2,108,703
	950,000	6.13%, 07/15/2038	1,260,989

			28,819,499

		Agriculture - 0.6%
		Altria Group, Inc.
	5,055,000	2.63%, 09/16/2026	5,012,523
	3,800,000	2.85%, 08/09/2022	3,909,140
	445,000	3.88%, 09/16/2046	438,102
	1,560,000	4.25%, 08/09/2042	1,620,483
	1,640,000	5.38%, 01/31/2044	2,000,498
	2,425,000	Cargill, Inc. 4.10%, 11/01/2042(2)	2,500,134
		Imperial Brands Finance plc
	5,525,000	2.05%, 02/11/2018(2)	5,547,625
	2,350,000	2.95%, 07/21/2020(2)	2,413,032
	6,090,000	3.75%, 07/21/2022(2)	6,424,755
		Philip Morris International, Inc.
	7,065,000	4.25%, 11/10/2044	7,406,967
	4,000,000	4.50%, 03/20/2042	4,318,044
		Reynolds American, Inc.
	1,733,000	3.25%, 06/12/2020	1,809,621
	4,170,000	5.70%, 08/15/2035	5,041,901
	1,535,000	6.15%, 09/15/2043	1,959,108

			50,401,933

		Airlines - 0.0%
	1,450,000	Aircastle Ltd. 5.00%, 04/01/2023	1,500,750
	4,936	Continental Airlines Class B Pass-Through Trust 6.90%, 10/19/2023	5,245

			1,505,995

		Apparel - 0.0%
	1,940,000	NIKE, Inc. 3.63%, 05/01/2043	1,951,458

		Auto Manufacturers - 1.1%
	6,750,000	American Honda Finance Corp. 1.70%, 09/09/2021	6,679,098
		Ford Motor Co.
	3,350,000	4.75%, 01/15/2043	3,351,307
	2,370,000	7.45%, 07/16/2031	3,114,028

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Auto Manufacturers - 1.1% - (continued)
		Ford Motor Credit Co. LLC
$	6,000,000	1.68%, 09/08/2017	$6,004,860
	5,440,000	2.24%, 06/15/2018	5,471,835
	9,365,000	2.38%, 03/12/2019	9,445,342
	4,220,000	2.60%, 11/04/2019	4,272,539
	2,160,000	3.20%, 01/15/2021	2,206,753
	2,010,000	4.13%, 08/04/2025	2,088,840
	240,000	5.00%, 05/15/2018	251,230
		General Motors Co.
	1,405,000	4.88%, 10/02/2023	1,512,813
	6,975,000	6.25%, 10/02/2043	7,986,347
	1,470,000	6.60%, 04/01/2036	1,737,618
		General Motors Financial Co., Inc.
	3,675,000	2.40%, 04/10/2018	3,695,190
	4,830,000	3.10%, 01/15/2019	4,914,911
	14,310,000	3.20%, 07/06/2021	14,446,346
	4,510,000	3.70%, 11/24/2020	4,647,961
	8,245,000	3.70%, 05/09/2023	8,352,845
	6,620,000	4.00%, 10/06/2026	6,600,471
	1,755,000	5.25%, 03/01/2026	1,911,327

			98,691,661

		Auto Parts & Equipment - 0.0%
	295,000	American Axle & Manufacturing, Inc. 6.63%, 10/15/2022	311,225
	520,000	ZF North America Capital, Inc. 4.50%, 04/29/2022(2)	550,550

			861,775

		Beverages - 1.4%
		Anheuser-Busch InBev Finance, Inc.
	34,235,000	3.30%, 02/01/2023	35,730,761
	22,880,000	3.65%, 02/01/2026	24,075,755
	9,065,000	4.70%, 02/01/2036	10,048,888
	21,425,000	4.90%, 02/01/2046	24,500,280
		Anheuser-Busch InBev Worldwide, Inc.
	2,280,000	2.50%, 07/15/2022	2,305,258
	4,960,000	3.75%, 07/15/2042	4,854,178
	500,000	8.20%, 01/15/2039	790,133
		Constellation Brands, Inc.
	190,000	4.25%, 05/01/2023	200,963
	585,000	6.00%, 05/01/2022	678,600
		Molson Coors Brewing Co.
	3,500,000	4.20%, 07/15/2046	3,499,066
	1,355,000	5.00%, 05/01/2042	1,521,444
		PepsiCo, Inc.
	11,000,000	1.70%, 10/06/2021	10,942,976
	1,975,000	3.45%, 10/06/2046	1,873,349
	4,330,000	Pernod Ricard S.A. 3.25%, 06/08/2026(2)	4,349,342
		SABMiller Holdings, Inc.
	1,475,000	3.75%, 01/15/2022(2)	1,588,551
	800,000	4.95%, 01/15/2042(2)	907,793

			127,867,337

		Biotechnology - 0.4%
		Amgen, Inc.
	5,035,000	3.63%, 05/22/2024	5,291,775
	2,000,000	4.56%, 06/15/2048(2)	2,042,414
	4,855,000	4.66%, 06/15/2051(2)	4,965,145
		Celgene Corp.
	2,945,000	3.63%, 05/15/2024	3,034,722

The accompanying notes are an integral part of these financial statements.

62

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Biotechnology - 0.4% - (continued)
$	3,365,000	4.63%, 05/15/2044	$3,388,111
		Gilead Sciences, Inc.
	3,095,000	2.50%, 09/01/2023	3,076,120
	5,845,000	4.15%, 03/01/2047	5,801,981
	1,375,000	4.60%, 09/01/2035	1,476,148
	2,465,000	4.75%, 03/01/2046	2,661,880

			31,738,296

		Chemicals - 0.4%
		Agrium, Inc.
	1,650,000	3.15%, 10/01/2022	1,691,950
	2,800,000	4.13%, 03/15/2035	2,738,408
		Air Liquide Finance S.A.
	5,250,000	1.75%, 09/27/2021(2)	5,183,341
	1,140,000	2.50%, 09/27/2026(2)	1,120,964
	775,000	Axalta Coating Systems LLC 4.88%, 08/15/2024(2)	786,625
	185,000	CF Industries, Inc. 5.38%, 03/15/2044	158,239
		Chemours Co.
	2,595,000	6.63%, 05/15/2023	2,517,150
	440,000	7.00%, 05/15/2025	427,900
		Methanex Corp.
	6,395,000	4.25%, 12/01/2024	6,181,727
	1,655,000	5.65%, 12/01/2044	1,425,499
	1,090,000	Mexichem S.A.B. de C.V. 5.88%, 09/17/2044(5)	1,057,409
	2,900,000	Monsanto Co. 4.20%, 07/15/2034	2,874,871
		OCP S.A.
	2,990,000	4.50%, 10/22/2025(5)	3,012,425
	545,000	5.63%, 04/25/2024(5)	585,984
	1,047,000	6.88%, 04/25/2044(5)	1,147,512
	595,000	Platform Specialty Products Corp. 6.50%, 02/01/2022(2)	577,150
	950,000	Sherwin-Williams Co. 4.55%, 08/01/2045	988,007
	545,000	Versum Materials, Inc. 5.50%, 09/30/2024(2)	557,263

			33,032,424

		Commercial Banks - 10.5%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	400,000	6.75%, 02/18/2020(3)(5)(6)	423,183
	2,800,000	7.00%, 02/19/2019(3)(5)(6)	2,970,148
	600,000	8.88%, 04/14/2021(3)(5)(6)	709,696
$	800,000	9.00%, 05/09/2018(3)(5)(6)	831,000
		Bank of America Corp.
	8,700,000	2.50%, 10/21/2022	8,679,198
	12,000,000	2.63%, 04/19/2021	12,143,892
	7,000,000	3.25%, 10/21/2027	7,002,618
	310,000	3.95%, 04/21/2025	318,244
	12,380,000	4.00%, 01/22/2025	12,729,029
	4,260,000	4.10%, 07/24/2023	4,578,946
	2,635,000	4.20%, 08/26/2024	2,753,517
	4,000,000	4.88%, 04/01/2044	4,516,740
	1,760,000	5.00%, 01/21/2044	2,015,351
	3,675,000	5.63%, 07/01/2020	4,113,181
	2,496,000	5.70%, 05/02/2017	2,550,038
	4,960,000	6.00%, 09/01/2017	5,146,952
	4,515,000	6.88%, 04/25/2018	4,857,056

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Commercial Banks - 10.5% - (continued)
$	3,970,000	7.63%, 06/01/2019	$4,532,525
	9,525,000	7.75%, 05/14/2038	13,529,329
		Bank of America NA
	7,100,000	1.65%, 03/26/2018	7,119,220
	5,790,000	2.05%, 12/07/2018	5,854,362
		Bank of New York Mellon Corp.
	13,335,000	1.94%, 10/30/2023(3)	13,335,547
	15,645,000	2.20%, 08/16/2023	15,418,398
	3,190,000	2.60%, 08/17/2020	3,273,543
	4,235,000	Bank of Nova Scotia 4.50%, 12/16/2025	4,469,318
	5,116,000	Barclays Bank plc 6.05%, 12/04/2017(2)	5,328,928
		Barclays plc
	535,000	3.65%, 03/16/2025	525,279
EUR	375,000	8.00%, 12/15/2020(3)(6)	421,433
$	1,615,000	8.25%, 12/15/2018(3)(6)	1,635,188
	13,405,000	BB&T Corp. 2.63%, 06/29/2020	13,754,616
	1,325,000	BBVA Bancomer S.A. 6.75%, 09/30/2022(5)	1,490,029
	275,000	BBVA International Preferred SAU 5.92%, 04/18/2017(3)(6)	275,688
	1,555,000	BNP Paribas S.A. 7.63%, 03/30/2021(2)(3)(6)	1,624,975
		BPCE S.A.
	4,745,000	5.15%, 07/21/2024(2)	4,999,683
	3,525,000	5.70%, 10/22/2023(2)	3,819,221
		Capital One Financial Corp.
	13,675,000	3.75%, 07/28/2026	13,658,467
	5,150,000	4.20%, 10/29/2025	5,347,672
	4,000,000	Capital One NA/Mclean VA 2.40%, 09/05/2019	4,059,408
	2,775,000	CIT Group, Inc. 5.38%, 05/15/2020	2,965,781
		Citigroup, Inc.
	7,565,000	2.05%, 06/07/2019	7,599,436
	9,875,000	2.40%, 02/18/2020	9,973,710
	6,275,000	2.50%, 09/26/2018	6,360,842
	5,000,000	2.55%, 04/08/2019	5,090,305
	10,150,000	2.65%, 10/26/2020	10,312,481
	5,130,000	2.70%, 03/30/2021	5,218,462
	11,510,000	3.20%, 10/21/2026	11,483,044
	3,780,000	4.13%, 07/25/2028	3,873,933
	7,450,000	4.30%, 11/20/2026	7,774,537
	9,315,000	4.45%, 09/29/2027	9,814,396
	3,090,000	4.60%, 03/09/2026	3,297,620
	7,000,000	4.65%, 07/30/2045	7,659,099
	4,795,000	5.50%, 09/13/2025	5,399,491
	7,105,000	Citizens Bank NA 2.55%, 05/13/2021	7,194,978
	1,815,000	Citizens Financial Group, Inc. 4.30%, 12/03/2025	1,892,845
		Cooperatieve Rabobank UA
	6,375,000	3.75%, 07/21/2026	6,403,044
	3,830,000	5.25%, 08/04/2045	4,316,092
	3,835,000	5.75%, 12/01/2043	4,618,360
		Credit Agricole S.A.
	3,485,000	4.38%, 03/17/2025(2)	3,556,903
	890,000	7.88%, 01/23/2024(2)(3)(6)	901,819
	1,030,000	8.13%, 12/23/2025(2)(3)(6)	1,106,055

The accompanying notes are an integral part of these financial statements.

63

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Commercial Banks - 10.5% - (continued)
$	3,685,000	Credit Suisse AG 5.40%, 01/14/2020	$3,994,308
	3,425,000	Credit Suisse Group AG 6.25%, 12/18/2024(3)(5)(6)	3,305,125
		Credit Suisse Group Funding Guernsey Ltd.
	5,650,000	3.13%, 12/10/2020	5,706,596
	3,520,000	3.75%, 03/26/2025	3,491,453
	10,410,000	3.80%, 09/15/2022	10,581,911
	1,615,000	Development Bank of Kazakhstan JSC 4.13%, 12/10/2022(5)	1,574,948
	6,520,000	Discover Bank/Greenwood DE 4.20%, 08/08/2023	6,950,235
	2,780,000	Fifth Third Bancorp 4.30%, 01/16/2024	2,970,096
		Goldman Sachs Group, Inc.
	18,720,000	2.35%, 11/15/2021	18,606,295
	6,425,000	2.43%, 11/29/2023(3)	6,520,398
	3,940,000	2.60%, 04/23/2020	4,004,998
	9,290,000	2.63%, 04/25/2021	9,389,161
	6,190,000	2.75%, 09/15/2020	6,312,321
	6,345,000	3.50%, 01/23/2025	6,507,210
	3,315,000	4.00%, 03/03/2024	3,533,889
	3,750,000	4.75%, 10/21/2045	4,124,329
	2,625,000	4.80%, 07/08/2044	2,859,749
	3,830,000	5.15%, 05/22/2045	4,138,032
	4,200,000	5.38%, 03/15/2020	4,636,972
	4,740,000	5.75%, 01/24/2022	5,480,232
	4,550,000	6.15%, 04/01/2018	4,830,025
	3,149,000	6.25%, 02/01/2041	4,033,236
	3,470,000	6.45%, 05/01/2036	4,218,260
	7,545,000	6.75%, 10/01/2037	9,516,048
	2,921,000	7.50%, 02/15/2019	3,284,034
	750,000	HBOS Capital Funding L.P. 6.85%, 12/23/2016(5)(6)	757,500
		HSBC Holdings plc
	5,300,000	2.65%, 01/05/2022	5,273,367
	5,055,000	3.60%, 05/25/2023	5,221,310
	4,550,000	3.90%, 05/25/2026	4,709,660
	7,655,000	4.25%, 03/14/2024	7,846,834
	6,800,000	4.25%, 08/18/2025	6,978,514
	4,755,000	4.30%, 03/08/2026	5,057,342
	1,665,000	5.10%, 04/05/2021	1,834,698
	1,000,000	6.50%, 09/15/2037	1,251,698
	4,440,000	6.80%, 06/01/2038	5,754,133
	1,730,000	HSBC USA, Inc. 2.35%, 03/05/2020	1,735,214
	780,000	Intesa Sanpaolo S.p.A. 7.70%, 09/17/2025(2)(3)(6)	712,725
		JP Morgan Chase & Co.
	8,000,000	2.11%, 10/24/2023(3)	7,968,520
	10,760,000	2.30%, 08/15/2021	10,768,436
	13,375,000	2.40%, 06/07/2021	13,487,765
	18,005,000	2.70%, 05/18/2023	18,058,637
	11,205,000	2.95%, 10/01/2026	11,089,230
	2,270,000	3.25%, 09/23/2022	2,360,124
	25,000,000	3.30%, 04/01/2026	25,470,900
	9,275,000	4.25%, 10/01/2027	9,864,834
	5,300,000	4.35%, 08/15/2021	5,787,823
	2,970,000	5.63%, 08/16/2043	3,484,303
	1,000,000	6.40%, 05/15/2038	1,347,766

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Commercial Banks - 10.5% - (continued)
$	16,045,000	JP Morgan Chase Bank NA 1.45%, 09/21/2018	$16,046,348
		KeyCorp
	5,000,000	2.30%, 12/13/2018	5,064,795
	10,000,000	2.90%, 09/15/2020	10,296,150
	165,000	Lloyds Bank plc 6.50%, 09/14/2020(2)	186,221
GBP	1,450,000	Lloyds Banking Group plc 7.00%, 06/27/2019(3)(5)(6)	1,773,914
		Morgan Stanley
$	5,735,000	2.13%, 04/25/2018	5,776,923
	7,125,000	2.28%, 10/24/2023(3)	7,116,450
	6,260,000	2.45%, 02/01/2019	6,356,404
	7,450,000	2.50%, 01/24/2019	7,567,166
	12,945,000	2.50%, 04/21/2021	13,047,395
	8,000,000	2.65%, 01/27/2020	8,140,296
	8,790,000	3.13%, 07/27/2026	8,748,107
	9,230,000	3.70%, 10/23/2024	9,668,582
	2,270,000	3.88%, 01/27/2026	2,393,434
	6,320,000	3.95%, 04/23/2027	6,501,928
	9,690,000	4.00%, 07/23/2025	10,325,422
	2,590,000	4.35%, 09/08/2026	2,749,790
	1,250,000	6.38%, 07/24/2042	1,669,970
	2,460,000	6.63%, 04/01/2018	2,626,522
	2,600,000	7.30%, 05/13/2019	2,939,903
		PNC Bank NA
	5,785,000	1.45%, 07/29/2019	5,761,374
	2,465,000	2.70%, 11/01/2022	2,485,837
	4,310,000	PNC Financial Services Group, Inc. 3.90%, 04/29/2024	4,574,518
	2,860,000	Radian Group, Inc. 7.00%, 03/15/2021	3,205,888
		Royal Bank of Scotland Group plc
	11,290,000	3.88%, 09/12/2023	11,053,599
	1,260,000	6.99%, 10/05/2017(2)(3)(6)	1,408,050
	1,400,000	7.64%, 09/30/2017(3)(6)	1,358,000
	645,000	8.63%, 08/15/2021(3)(6)	641,775
	725,000	9.50%, 03/16/2022(3)(5)	743,681
	4,840,000	Santander Bank NA 2.00%, 01/12/2018	4,838,296
		Santander Holdings USA, Inc.
	4,900,000	2.65%, 04/17/2020	4,896,340
	6,070,000	2.70%, 05/24/2019	6,129,085
	5,975,000	4.50%, 07/17/2025	6,100,111
	4,600,000	Santander Issuances SAU 5.18%, 11/19/2025	4,765,683
	3,285,000	Santander UK Group Holdings plc 5.63%, 09/15/2045(2)	3,264,567
	2,515,000	Santander UK plc 5.00%, 11/07/2023(2)	2,605,346
	1,055,000	Societe Generale S.A. 8.25%, 11/29/2018(3)(5)(6)	1,085,331
		State Street Corp.
	1,445,000	3.10%, 05/15/2023	1,485,131
	3,340,000	3.70%, 11/20/2023	3,614,164
	21,500,000	UBS Group Funding Jersey Ltd. 2.65%, 02/01/2022(2)	21,384,889
	1,800,000	VTB Bank OJSC Via VTB Capital S.A. 6.95%, 10/17/2022(5)	1,879,502
	2,850,000	Wachovia Corp. 5.50%, 08/01/2035	3,250,513

The accompanying notes are an integral part of these financial statements.

64

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Commercial Banks - 10.5% - (continued)
		Wells Fargo & Co.
$	20,560,000	1.50%, 01/16/2018	$20,557,327
	17,500,000	2.10%, 07/26/2021	17,409,700
	7,100,000	2.12%, 10/31/2023(3)	7,081,540
	12,300,000	2.50%, 03/04/2021	12,437,379
	5,855,000	3.00%, 04/22/2026	5,828,014
	5,770,000	3.00%, 10/23/2026	5,730,389
	4,965,000	3.45%, 02/13/2023	5,096,294
	4,080,000	4.13%, 08/15/2023	4,351,952
	2,986,000	4.90%, 11/17/2045	3,209,857
	7,023,000	5.61%, 01/15/2044	8,235,198

			940,481,095

		Commercial Services - 0.4%
	1,575,000	APX Group, Inc. 7.88%, 12/01/2022	1,657,703
	725,000	Aramark Services, Inc. 5.13%, 01/15/2024	759,438
	4,250,000	Automatic Data Processing, Inc. 3.38%, 09/15/2025	4,565,388
		ERAC USA Finance LLC
	1,370,000	3.30%, 10/15/2022(2)	1,424,714
	6,280,000	3.85%, 11/15/2024(2)	6,668,355
	265,000	4.50%, 02/15/2045(2)	271,397
	2,735,000	5.63%, 03/15/2042(2)	3,216,319
		Hertz Corp.
	1,465,000	5.50%, 10/15/2024(2)	1,422,369
	1,290,000	5.88%, 10/15/2020	1,325,475
	1,830,000	6.25%, 10/15/2022	1,875,750
	216,000	Lender Processing Services, Inc. / Black Knight Lending Solutions, Inc. 5.75%, 04/15/2023	226,800
	8,525,000	MasterCard, Inc. 3.38%, 04/01/2024	9,076,303
	3,205,000	Quad/Graphics, Inc. 7.00%, 05/01/2022	3,076,800
	2,065,000	Service Corp. International 5.38%, 01/15/2022	2,142,437

			37,709,248

		Construction Materials - 0.2%
	2,100,000	BMC East LLC 5.50%, 10/01/2024(2)	2,131,500
	1,915,000	Builders FirstSource, Inc. 5.63%, 09/01/2024(2)	1,934,150
	2,070,000	Cemex Finance LLC 6.00%, 04/01/2024(2)	2,142,450
		Cemex S.A.B. de C.V.
	2,115,000	5.70%, 01/11/2025(2)	2,152,013
	460,000	6.13%, 05/05/2025(2)	476,100
	800,000	7.75%, 04/16/2026(2)	896,480
		Masco Corp.
	775,000	6.50%, 08/15/2032	864,125
	310,000	7.13%, 03/15/2020	354,950
	160,000	7.75%, 08/01/2029	193,600
	2,200,000	Ply Gem Industries, Inc. 6.50%, 02/01/2022	2,295,920
		Standard Industries, Inc.
	190,000	5.13%, 02/15/2021(2)	199,500
	4,550,000	5.38%, 11/15/2024(2)	4,703,562

			18,344,350

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Distribution/Wholesale - 0.0%
		American Builders & Contractors Supply Co., Inc.
$	190,000	5.63%, 04/15/2021(2)	$196,175
	2,255,000	5.75%, 12/15/2023(2)	2,350,838
	415,000	HD Supply, Inc. 5.75%, 04/15/2024(2)	435,750

			2,982,763

		Diversified Financial Services - 1.4%
		AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust
	1,180,000	4.50%, 05/15/2021	1,226,610
	1,090,000	4.63%, 10/30/2020	1,147,225
	625,000	Air Lease Corp. 5.63%, 04/01/2017(4)	635,119
	5,127,000	American Express Co. 2.65%, 12/02/2022	5,213,267
	9,120,000	American Express Credit Corp. 2.25%, 05/05/2021	9,204,032
	7,000,000	Credit Agricole S.A. 2.38%, 07/01/2021(2)	7,049,672
	1,115,000	FBM Finance, Inc. 8.25%, 08/15/2021(2)	1,165,175
	2,230,000	FMR LLC 4.95%, 02/01/2033(2)	2,434,072
	13,589,000	GE Capital International Funding Co. 4.42%, 11/15/2035	14,822,297
		General Electric Co.
	1,210,000	5.88%, 01/14/2038	1,580,374
	1,297,000	6.75%, 03/15/2032	1,783,850
	1,469,000	6.88%, 01/10/2039	2,151,414
		International Lease Finance Corp.
	455,000	5.88%, 04/01/2019	488,979
	3,545,000	5.88%, 08/15/2022	3,904,038
	3,350,000	6.25%, 05/15/2019	3,622,187
	350,000	7.13%, 09/01/2018(2)	381,062
	380,000	8.75%, 03/15/2017(4)	389,439
	399,000	MassMutual Global Funding II 2.10%, 08/02/2018(2)	404,624
	1,980,000	Nasdaq, Inc. 3.85%, 06/30/2026	2,040,958
		National Rural Utilities Cooperative Finance Corp.
	4,725,000	1.50%, 11/01/2019	4,731,190
	6,625,000	3.25%, 11/01/2025	6,994,708
		Nationstar Mortgage LLC / Nationstar Capital Corp.
	1,765,000	6.50%, 08/01/2018	1,785,959
	3,660,000	6.50%, 07/01/2021	3,632,550
	420,000	OneMain Financial Holdings LLC 6.75%, 12/15/2019(2)	434,700
		Springleaf Finance Corp.
	830,000	5.25%, 12/15/2019	833,112
	1,080,000	7.75%, 10/01/2021	1,125,252
	2,815,000	8.25%, 12/15/2020	3,054,275
		Synchrony Financial
	2,400,000	2.70%, 02/03/2020	2,426,186
	3,810,000	3.00%, 08/15/2019	3,893,519
	5,610,000	3.70%, 08/04/2026	5,526,439
	5,410,000	3.75%, 08/15/2021	5,676,226
	12,005,000	4.50%, 07/23/2025	12,570,315

The accompanying notes are an integral part of these financial statements.

65

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Diversified Financial Services - 1.4% - (continued)
		Visa, Inc.
$	3,905,000	3.15%, 12/14/2025	$4,073,552
	2,500,000	4.15%, 12/14/2035	2,764,465
	3,635,000	4.30%, 12/14/2045	4,054,483

			123,221,325

		Electric - 2.5%
		Abu Dhabi National Energy Co. PJSC
	785,000	3.63%, 01/12/2023(5)	799,951
	527,000	5.88%, 12/13/2021(5)	597,692
	5,210,000	Baltimore Gas & Electric Co. 3.50%, 11/15/2021	5,586,412
	500,000	Berkshire Hathaway Energy Co. 5.95%, 05/15/2037	643,145
		Centrais Electricas Brasileiras S.A.
	1,355,000	5.75%, 10/27/2021(5)	1,353,306
	150,000	6.88%, 07/30/2019(5)	157,500
	4,840,000	Cleco Corporate Holdings LLC 3.74%, 05/01/2026(2)	4,994,807
	465,000	Comision Federal de Electricidad 4.75%, 02/23/2027(2)	473,137
		Commonwealth Edison Co.
	605,000	3.65%, 06/15/2046	603,642
	620,000	4.35%, 11/15/2045	684,399
		Consolidated Edison Co. of New York, Inc.
	1,400,000	4.20%, 03/15/2042	1,486,507
	1,195,000	4.50%, 12/01/2045	1,333,522
	2,135,000	4.63%, 12/01/2054	2,388,916
		Dominion Resources, Inc.
	3,140,000	2.85%, 08/15/2026	3,092,162
	11,710,000	3.90%, 10/01/2025	12,484,324
	2,895,000	4.70%, 12/01/2044	3,168,033
	3,390,000	7.00%, 06/15/2038	4,484,862
		Duke Energy Carolinas LLC
	3,225,000	2.50%, 03/15/2023	3,310,256
	3,270,000	3.75%, 06/01/2045	3,296,801
	3,305,000	3.88%, 03/15/2046	3,417,506
	3,000,000	5.30%, 02/15/2040	3,697,656
		Duke Energy Corp.
	2,940,000	2.65%, 09/01/2026	2,860,688
	2,935,000	3.75%, 04/15/2024	3,115,332
	705,000	3.75%, 09/01/2046	667,170
	3,000,000	3.95%, 10/15/2023	3,254,649
		Duke Energy Progress LLC
	2,060,000	4.10%, 05/15/2042	2,166,383
	1,940,000	4.15%, 12/01/2044	2,072,036
	4,345,000	4.20%, 08/15/2045	4,692,935
	2,730,000	4.38%, 03/30/2044	3,008,684
	8,375,000	Electricite de France S.A. 4.95%, 10/13/2045(2)	8,922,725
		Emera US Finance L.P.
	1,580,000	2.70%, 06/15/2021(2)	1,607,991
	3,460,000	4.75%, 06/15/2046(2)	3,676,932
	3,935,000	Entergy Corp. 2.95%, 09/01/2026	3,891,990
	2,775,000	Eversource Energy 2.80%, 05/01/2023	2,806,147
		Exelon Corp.
	1,190,000	2.45%, 04/15/2021	1,202,355
	2,105,000	3.40%, 04/15/2026	2,173,596

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Electric - 2.5% - (continued)
$	9,580,000	FirstEnergy Corp. 7.38%, 11/15/2031	$12,456,127
		Fortis, Inc.
	4,960,000	2.10%, 10/04/2021(2)	4,919,254
	7,060,000	3.06%, 10/04/2026(2)	6,947,315
		Georgia Power Co.
	4,570,000	2.40%, 04/01/2021	4,674,854
	6,410,000	4.30%, 03/15/2042	6,792,959
	6,355,000	ITC Holdings Corp. 3.25%, 06/30/2026	6,407,111
		MidAmerican Energy Co.
	4,910,000	3.50%, 10/15/2024	5,282,561
	2,598,000	4.40%, 10/15/2044	2,923,072
	3,260,000	NextEra Energy Capital Holdings, Inc. 1.65%, 09/01/2018	3,267,289
	3,450,000	NiSource Finance Corp. 4.80%, 02/15/2044	3,785,012
		Oncor Electric Delivery Co. LLC
	5,666,000	2.95%, 04/01/2025	5,824,586
	3,915,000	4.10%, 06/01/2022	4,289,940
	115,000	4.55%, 12/01/2041	129,252
	591,000	5.25%, 09/30/2040	724,226
		Pacific Gas & Electric Co.
	6,000,000	3.50%, 06/15/2025	6,404,298
	2,525,000	4.30%, 03/15/2045	2,756,267
	2,400,000	6.05%, 03/01/2034	3,150,432
	3,500,000	PacifiCorp 4.10%, 02/01/2042	3,752,525
	2,700,000	Potomac Electric Power Co. 4.15%, 03/15/2043	2,887,464
		Progress Energy, Inc.
	1,750,000	7.00%, 10/30/2031	2,329,551
	3,051,000	7.05%, 03/15/2019	3,431,521
	540,000	7.75%, 03/01/2031	744,628
	1,930,000	Public Service Co. of Colorado 3.60%, 09/15/2042	1,917,364
	4,770,000	San Diego Gas & Electric Co. 3.60%, 09/01/2023	5,171,214
	3,220,000	South Carolina Electric & Gas Co. 4.10%, 06/15/2046	3,350,310
	1,010,000	Southern California Edison Co. 6.05%, 03/15/2039	1,356,015
		Southern Co.
	5,000,000	1.85%, 07/01/2019	5,028,920
	4,055,000	2.95%, 07/01/2023	4,168,674
	5,000,000	4.40%, 07/01/2046	5,280,610
	1,615,000	Southern Power Co. 5.25%, 07/15/2043	1,727,297
	1,750,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020(1)(2)	—

			226,054,797

		Electronics - 0.1%
	7,690,000	Fortive Corp. 2.35%, 06/15/2021(2)	7,709,694

		Engineering & Construction - 0.0%
	500,000	Mexico City Airport Trust 5.50%, 10/31/2046(2)	488,125
	1,050,000	SBA Tower Trust 2.93%, 12/15/2042(2)	1,052,453

			1,540,578

The accompanying notes are an integral part of these financial statements.

66

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Entertainment - 0.1%
		GLP Capital L.P. / GLP Financing II, Inc.
$	110,000	4.38%, 04/15/2021	$115,775
	2,010,000	5.38%, 04/15/2026	2,135,625
	3,015,000	Pinnacle Entertainment, Inc. 5.63%, 05/01/2024(2)	3,037,613
	910,000	Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 6.13%, 08/15/2021(2)	939,575
	550,000	WMG Acquisition Corp. 5.00%, 08/01/2023(2)	556,875

			6,785,463

		Environmental Control - 0.3%
		Clean Harbors, Inc.
	1,975,000	5.13%, 06/01/2021	2,021,906
	150,000	5.25%, 08/01/2020	153,000
		Republic Services, Inc.
	6,550,000	3.55%, 06/01/2022	7,014,146
	8,000,000	5.00%, 03/01/2020	8,810,128
	6,000,000	Waste Management, Inc. 3.50%, 05/15/2024	6,359,874

			24,359,054

		Food - 0.9%
		Danone S.A.
	5,785,000	1.69%, 10/30/2019(2)	5,791,352
	6,705,000	2.59%, 11/02/2023(2)	6,701,225
		JM Smucker Co.
	1,605,000	3.50%, 03/15/2025	1,688,166
	1,675,000	4.38%, 03/15/2045	1,784,233
		Kraft Heinz Foods Co.
	3,780,000	3.50%, 07/15/2022	3,982,839
	4,115,000	3.95%, 07/15/2025	4,399,412
	7,590,000	4.38%, 06/01/2046	7,697,657
	1,870,000	5.00%, 07/15/2035	2,100,895
	2,190,000	5.20%, 07/15/2045	2,455,277
		Kroger Co.
	8,110,000	2.65%, 10/15/2026	7,866,716
	2,725,000	3.88%, 10/15/2046	2,604,678
	765,000	Minerva Luxembourg S.A. 6.50%, 09/20/2026(2)	749,241
	11,000,000	Mondelez International Holdings Netherlands B.V. 1.63%, 10/28/2019(2)	10,961,291
	2,480,000	Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. 5.88%, 01/15/2024	2,659,800
		Post Holdings, Inc.
	3,910,000	5.00%, 08/15/2026(2)	3,792,700
	665,000	6.00%, 12/15/2022(2)	701,575
	4,376,000	Sigma Alimentos S.A. de CV 4.13%, 05/02/2026(2)	4,402,256
		Sysco Corp.
	1,050,000	2.50%, 07/15/2021	1,066,052
	3,140,000	3.30%, 07/15/2026	3,201,393
	960,000	4.50%, 04/01/2046	1,008,558
		TreeHouse Foods, Inc.
	3,520,000	4.88%, 03/15/2022	3,652,000
	605,000	6.00%, 02/15/2024(2)	649,770

			79,917,086

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Food Service - 0.0%
$	850,000	Aramark Services, Inc. 5.75%, 03/15/2020	$874,438

		Forest Products & Paper - 0.1%
	9,650,000	International Paper Co. 3.65%, 06/15/2024	10,035,633

		Gas - 0.1%
		Sempra Energy
	8,760,000	1.63%, 10/07/2019	8,750,355
	2,940,000	2.85%, 11/15/2020	3,025,933
	1,195,000	Southern Co. Gas Capital Corp. 2.45%, 10/01/2023	1,194,877

			12,971,165

		Healthcare-Products - 0.5%
		Alere, Inc.
	3,280,000	6.38%, 07/01/2023(2)	3,378,400
	2,815,000	6.50%, 06/15/2020	2,851,342
	7,000,000	Boston Scientific Corp. 3.38%, 05/15/2022	7,305,025
	8,023,000	Medtronic, Inc. 4.38%, 03/15/2035	8,801,183
	4,330,000	St. Jude Medical, Inc. 2.80%, 09/15/2020	4,425,940
	3,090,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023(2)	3,174,975
		Stryker Corp.
	1,400,000	2.63%, 03/15/2021	1,426,411
	1,495,000	3.50%, 03/15/2026	1,556,619
	2,535,000	4.63%, 03/15/2046	2,705,709
		Thermo Fisher Scientific, Inc.
	4,485,000	2.95%, 09/19/2026	4,416,998
	4,055,000	3.00%, 04/15/2023	4,115,935

			44,158,537

		Healthcare-Services - 1.5%
		Aetna, Inc.
	3,515,000	2.80%, 06/15/2023	3,561,883
	10,245,000	3.20%, 06/15/2026	10,281,103
	3,240,000	4.25%, 06/15/2036	3,287,589
	4,130,000	4.38%, 06/15/2046	4,188,109
	2,760,000	Amsurg Corp. 5.63%, 07/15/2022	2,815,200
		Anthem, Inc.
	4,760,000	3.13%, 05/15/2022	4,915,252
	3,100,000	3.30%, 01/15/2023	3,200,307
	3,175,000	3.50%, 08/15/2024	3,289,725
	3,315,000	4.63%, 05/15/2042	3,461,291
	1,000,000	5.85%, 01/15/2036	1,181,522
	2,330,000	6.38%, 06/15/2037	2,974,748
	11,440,000	Cigna Corp. 3.25%, 04/15/2025	11,562,751
		Community Health Systems, Inc.
	110,000	5.13%, 08/15/2018	109,038
	1,125,000	5.13%, 08/01/2021	1,049,063
	7,445,000	6.88%, 02/01/2022	5,676,812
	1,440,000	7.13%, 07/15/2020	1,162,800
	2,060,000	Coventry Health Care, Inc. 5.45%, 06/15/2021	2,330,972
	1,305,000	Envision Healthcare Corp. 5.13%, 07/01/2022(2)	1,305,000

The accompanying notes are an integral part of these financial statements.

67

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Healthcare-Services - 1.5% - (continued)
$	3,335,000	HCA Holdings, Inc. 6.25%, 02/15/2021	$3,597,631
		HCA, Inc.
	2,335,000	4.50%, 02/15/2027	2,305,813
	665,000	5.25%, 06/15/2026	694,925
	4,605,000	5.38%, 02/01/2025	4,700,323
	175,000	5.88%, 03/15/2022	192,500
	2,125,000	5.88%, 05/01/2023	2,254,498
	2,240,000	5.88%, 02/15/2026	2,352,000
	1,670,000	6.50%, 02/15/2020	1,849,525
	1,627,000	7.50%, 11/15/2095	1,635,135
		Humana, Inc.
	3,555,000	3.85%, 10/01/2024	3,758,989
	2,700,000	4.95%, 10/01/2044	2,915,638
	340,000	inVentiv Health, Inc. 9.00%, 01/15/2018(2)	344,675
		Laboratory Corp. of America Holdings
	1,000,000	3.20%, 02/01/2022	1,040,164
	2,240,000	4.70%, 02/01/2045	2,369,882
	1,050,000	LifePoint Health, Inc. 5.88%, 12/01/2023	1,065,750
	1,235,000	MEDNAX, Inc. 5.25%, 12/01/2023(2)	1,290,575
	1,100,000	Memorial Sloan-Kettering Cancer Center 4.20%, 07/01/2055	1,169,868
	540,000	MPH Acquisition Holdings LLC 7.13%, 06/01/2024(2)	577,746
	6,610,000	Providence St Joseph Health Obligated Group 2.75%, 10/01/2026	6,549,776
		Tenet Healthcare Corp.
	345,000	4.75%, 06/01/2020	352,763
	6,135,000	5.00%, 03/01/2019(4)	5,949,048
	315,000	6.25%, 11/01/2018	333,113
	480,000	6.75%, 06/15/2023	441,000
	3,055,000	8.13%, 04/01/2022	2,986,263
		UnitedHealth Group, Inc.
	1,605,000	3.10%, 03/15/2026	1,650,210
	9,750,000	4.63%, 07/15/2035	11,121,123
	2,690,000	4.75%, 07/15/2045	3,114,323
	1,981,000	6.88%, 02/15/2038	2,771,116
	1,565,000	Wellcare Health Plans, Inc. 5.75%, 11/15/2020	1,611,950

			137,349,487

		Home Builders - 0.2%
	1,950,000	Beazer Homes USA, Inc. 8.75%, 03/15/2022(2)	2,071,875
	150,000	CalAtlantic Group, Inc. 5.38%, 10/01/2022	157,688
		DR Horton, Inc.
	1,120,000	4.38%, 09/15/2022	1,176,000
	280,000	5.75%, 08/15/2023	311,329
		KB Home
	340,000	4.75%, 05/15/2019	347,650
	1,450,000	7.00%, 12/15/2021	1,555,125
	1,095,000	7.50%, 09/15/2022	1,185,337
	1,225,000	7.63%, 05/15/2023	1,304,625
	1,586,000	8.00%, 03/15/2020	1,760,460
		Lennar Corp.
	2,720,000	4.75%, 12/15/2017	2,774,400

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Home Builders - 0.2% - (continued)
$	600,000	4.75%, 04/01/2021	$635,628
	1,355,000	4.75%, 11/15/2022(4)	1,409,200
	320,000	4.88%, 12/15/2023	326,400
	3,170,000	M/I Homes, Inc. 6.75%, 01/15/2021	3,336,425
	130,000	PulteGroup, Inc. 6.38%, 05/15/2033	134,225

			18,486,367

		Household Products - 0.1%
	2,105,000	Avon International Operations, Inc. 7.88%, 08/15/2022(2)	2,262,875
	1,200,000	Procter & Gamble Co. 5.55%, 03/05/2037	1,632,437
	3,455,000	Revlon Consumer Products Corp. 6.25%, 08/01/2024(2)	3,558,650

			7,453,962

		Household Products/Wares - 0.1%
		S.C. Johnson & Son, Inc.
	2,520,000	4.00%, 05/15/2043(2)	2,507,854
	1,840,000	4.75%, 10/15/2046(2)	2,109,203

			4,617,057

		Insurance - 0.6%
	1,905,000	ACE Capital Trust II 9.70%, 04/01/2030	2,876,550
		American International Group, Inc.
	2,725,000	3.88%, 01/15/2035	2,647,163
	2,005,000	4.50%, 07/16/2044	2,039,259
	2,680,000	4.70%, 07/10/2035	2,869,731
		Aon plc
	4,775,000	3.50%, 06/14/2024	4,960,136
	6,075,000	3.88%, 12/15/2025	6,444,743
	2,300,000	4.25%, 12/12/2042	2,215,848
	3,460,000	Berkshire Hathaway Finance Corp. 4.40%, 05/15/2042	3,827,071
	3,715,000	Berkshire Hathaway, Inc. 3.13%, 03/15/2026	3,855,460
		Marsh & McLennan Cos., Inc.
	2,105,000	3.75%, 03/14/2026	2,245,905
	3,900,000	4.05%, 10/15/2023	4,227,631
	3,350,000	Massachusetts Mutual Life Insurance Co. 8.88%, 06/01/2039(2)	5,174,129
	2,010,000	MetLife, Inc. 4.60%, 05/13/2046	2,180,631
	700,000	MGIC Investment Corp. 5.75%, 08/15/2023	738,500
	4,940,000	Nationwide Mutual Insurance Co. 9.38%, 08/15/2039(2)	7,552,361
	3,000,000	Teachers Insurance & Annuity Association of America 6.85%, 12/16/2039(2)	4,036,638

			57,891,756

		Internet - 0.2%
		Amazon.com, Inc.
	2,940,000	4.80%, 12/05/2034	3,355,772
	5,535,000	4.95%, 12/05/2044	6,458,393
	250,000	Match Group, Inc. 6.75%, 12/15/2022	265,938

The accompanying notes are an integral part of these financial statements.

68

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Internet - 0.2% - (continued)
$	4,990,000	Netflix, Inc. 5.88%, 02/15/2025	$5,532,662
		Zayo Group LLC / Zayo Capital, Inc.
	1,955,000	6.00%, 04/01/2023	2,057,637
	2,500,000	6.38%, 05/15/2025	2,632,050

			20,302,452

		Iron/Steel - 0.2%
		AK Steel Corp.
	1,095,000	7.63%, 05/15/2020	1,100,475
	1,375,000	7.63%, 10/01/2021	1,368,125
	1,095,000	8.38%, 04/01/2022	1,105,950
	1,035,000	ArcelorMittal 7.25%, 02/25/2022	1,174,725
	965,000	Signode Industrial Group U.S., Inc. 6.38%, 05/01/2022(2)	974,650
		Steel Dynamics, Inc.
	665,000	5.13%, 10/01/2021	693,263
	1,770,000	5.50%, 10/01/2024	1,867,350
		United States Steel Corp.
	287,000	6.88%, 04/01/2021	283,501
	1,060,000	7.38%, 04/01/2020	1,054,700
	465,000	7.50%, 03/15/2022	445,238
	2,540,000	8.38%, 07/01/2021(2)	2,698,750
	1,205,000	Vale S.A. 5.63%, 09/11/2042	1,047,663

			13,814,390

		IT Services - 0.5%
		Apple, Inc.
	8,210,000	2.85%, 02/23/2023	8,514,730
	4,230,000	3.85%, 08/04/2046	4,119,115
	3,990,000	4.38%, 05/13/2045	4,239,080
	1,500,000	4.45%, 05/06/2044	1,609,159
	4,085,000	4.65%, 02/23/2046	4,502,258
		Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
	3,375,000	3.48%, 06/01/2019(2)	3,462,747
	4,465,000	4.42%, 06/15/2021(2)	4,669,082
	8,895,000	6.02%, 06/15/2026(2)	9,696,039

			40,812,210

		Lodging - 0.1%
	3,650,000	Boyd Gaming Corp. 6.38%, 04/01/2026(2)	3,905,500
	1,745,000	FelCor Lodging L.P. 6.00%, 06/01/2025	1,810,438

			5,715,938

		Machinery - Construction & Mining - 0.0%
	1,500,000	Caterpillar, Inc. 3.80%, 08/15/2042	1,517,096

		Machinery-Diversified - 0.1%
	442,000	Case New Holland Industrial, Inc. 7.88%, 12/01/2017	467,968
	2,780,000	Cloud Crane LLC 10.13%, 08/01/2024(2)	2,898,150
		CNH Industrial Capital LLC
	1,565,000	4.38%, 11/06/2020	1,600,212
	1,070,000	6.25%, 11/01/2016	1,070,000

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Machinery-Diversified - 0.1% - (continued)
$	760,000	Gardner Denver, Inc. 6.88%, 08/15/2021(2)	$744,800

			6,781,130

		Media - 3.1%
		21st Century Fox America, Inc.
	7,290,000	4.95%, 10/15/2045	8,002,670
	850,000	6.15%, 02/15/2041	1,055,156
	1,865,000	6.40%, 12/15/2035	2,339,857
	2,450,000	6.90%, 03/01/2019	2,739,884
		CBS Corp.
	2,980,000	2.90%, 01/15/2027	2,903,497
	3,725,000	4.60%, 01/15/2045	3,778,904
	2,815,000	4.90%, 08/15/2044	2,948,659
	1,130,000	CBS Radio, Inc. 7.25%, 11/01/2024(2)	1,173,788
		CCO Holdings LLC / CCO Holdings Capital Corp.
	90,000	5.13%, 02/15/2023	93,150
	2,610,000	5.13%, 05/01/2023(2)	2,694,825
	1,600,000	5.25%, 09/30/2022	1,666,000
	3,870,000	5.75%, 09/01/2023	4,082,850
	205,000	5.75%, 01/15/2024	216,788
	1,635,000	5.75%, 02/15/2026(2)	1,703,466
	500,000	6.63%, 01/31/2022	521,250
	7,490,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 5.13%, 12/15/2021(2)	7,293,525
	11,148,000	Charter Communications Operating LLC / Charter Communications Operating Capital 6.48%, 10/23/2045(2)	13,063,784
		Charter Communications Operating LLC / Charter Communications Operating Capital
	5,455,000	3.58%, 07/23/2020(2)	5,656,066
	6,075,000	4.46%, 07/23/2022(2)	6,470,956
	3,505,000	4.91%, 07/23/2025(2)	3,780,321
	7,335,000	6.38%, 10/23/2035(2)	8,455,289
		Comcast Corp.
	9,580,000	3.15%, 03/01/2026	9,930,417
	5,965,000	3.20%, 07/15/2036	5,682,951
	2,425,000	3.40%, 07/15/2046	2,237,642
	4,975,000	4.25%, 01/15/2033	5,351,244
	8,600,000	4.60%, 08/15/2045	9,548,030
	2,725,000	4.75%, 03/01/2044	3,082,763
	975,000	5.65%, 06/15/2035	1,218,668
	1,980,000	6.45%, 03/15/2037	2,651,976
	4,200,000	6.95%, 08/15/2037	5,967,146
	510,000	7.05%, 03/15/2033	709,181
		Cox Communications, Inc.
	1,485,000	2.95%, 06/30/2023(2)	1,442,052
	1,675,000	3.35%, 09/15/2026(2)	1,651,776
	6,485,000	4.50%, 06/30/2043(2)	5,807,292
	7,875,000	4.80%, 02/01/2035(2)	7,618,905
	1,354,000	6.45%, 12/01/2036(2)	1,454,314
	1,275,000	8.38%, 03/01/2039(2)	1,652,803
		CSC Holdings LLC
	2,310,000	5.25%, 06/01/2024	2,159,850
	2,860,000	10.13%, 01/15/2023(2)	3,224,650
	1,050,000	10.88%, 10/15/2025(2)	1,207,500

The accompanying notes are an integral part of these financial statements.

69

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Media - 3.1% - (continued)
		DISH DBS Corp.
$	2,840,000	5.00%, 03/15/2023	$2,797,400
	1,825,000	5.88%, 07/15/2022	1,884,313
	455,000	5.88%, 11/15/2024	458,128
	3,620,000	6.75%, 06/01/2021	3,889,256
	1,260,000	7.88%, 09/01/2019	1,404,900
		Gray Television, Inc.
	880,000	5.13%, 10/15/2024(2)	853,600
	630,000	5.88%, 07/15/2026(2)	626,850
	205,000	Grupo Televisa S.A.B. 5.00%, 05/13/2045	194,013
	3,740,000	Liberty Interactive LLC 8.25%, 02/01/2030	4,001,800
	1,350,000	NBC Universal Media LLC 5.95%, 04/01/2041	1,758,110
	600,000	NBCUniversal Enterprise, Inc. 5.25%, 03/29/2049(2)(6)	639,180
	335,000	Quebecor Media, Inc. 5.75%, 01/15/2023	350,075
	3,485,000	SFR Group S.A. 7.38%, 05/01/2026(2)	3,519,850
		Sinclair Television Group, Inc.
	570,000	5.13%, 02/15/2027(2)	545,775
	675,000	5.88%, 03/15/2026(2)	696,938
	2,205,000	6.13%, 10/01/2022	2,329,119
		Sirius XM Radio, Inc.
	1,305,000	4.25%, 05/15/2020(2)	1,333,710
	1,085,000	4.63%, 05/15/2023(2)	1,091,781
	5,770,000	Sky plc 3.13%, 11/26/2022(2)	5,865,176
		TEGNA, Inc.
	2,305,000	4.88%, 09/15/2021(2)	2,402,963
	1,880,000	5.13%, 10/15/2019	1,934,050
	1,285,000	5.50%, 09/15/2024(2)	1,317,125
	2,610,000	6.38%, 10/15/2023	2,760,075
		Time Warner Cable, Inc.
	540,000	4.00%, 09/01/2021	565,585
	1,875,000	4.50%, 09/15/2042	1,763,216
	1,300,000	5.50%, 09/01/2041	1,373,485
	10,340,000	5.88%, 11/15/2040	11,324,647
	14,780,000	6.75%, 07/01/2018	15,968,445
	2,825,000	6.75%, 06/15/2039	3,386,545
	2,450,000	8.25%, 04/01/2019	2,801,051
	535,000	8.75%, 02/14/2019	614,475
	1,565,000	Time Warner Entertainment Co. L.P. 8.38%, 07/15/2033	2,132,253
		Time Warner, Inc.
	3,625,000	2.95%, 07/15/2026	3,573,402
	3,115,000	4.85%, 07/15/2045	3,308,195
	7,145,000	5.35%, 12/15/2043	8,074,793
	1,985,000	6.10%, 07/15/2040	2,374,328
	1,090,000	6.50%, 11/15/2036	1,356,028
	1,010,000	7.63%, 04/15/2031	1,411,372
	6,065,000	Tribune Media Co. 5.88%, 07/15/2022	6,065,000
	4,455,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.50%, 01/15/2023(2)	4,616,494
	2,145,000	Viacom, Inc. 3.45%, 10/04/2026	2,130,459

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Media - 3.1% - (continued)
		Videotron Ltd.
$	1,320,000	5.00%, 07/15/2022	$1,377,750
	2,340,000	5.38%, 06/15/2024(2)	2,448,225
	4,075,000	Virgin Media Secured Finance plc 5.50%, 08/15/2026(2)	4,110,656
	3,320,000	Walt Disney Co. 1.85%, 07/30/2026	3,106,504

			279,776,940

		Metal Fabricate/Hardware - 0.0%
		Novelis Corp.
	1,045,000	5.88%, 09/30/2026(2)	1,058,063
	1,880,000	6.25%, 08/15/2024(2)	1,955,200

			3,013,263

		Mining - 0.3%
		Anglo American Capital plc
	320,000	3.63%, 05/14/2020(2)	321,600
	580,000	4.13%, 04/15/2021(2)	586,307
	535,000	4.13%, 09/27/2022(2)	529,650
	480,000	4.88%, 05/14/2025(2)	488,400
	871,000	9.38%, 04/08/2019(2)	997,295
	2,365,000	Barrick North America Finance LLC 5.75%, 05/01/2043	2,759,986
	1,825,000	BHP Billiton Finance USA Ltd. 5.00%, 09/30/2043	2,078,257
	2,520,000	Constellium N.V. 7.88%, 04/01/2021(2)	2,683,800
	7,000,000	Goldcorp, Inc. 3.63%, 06/09/2021	7,305,690
	1,940,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	2,049,125
	155,000	New Gold, Inc. 6.25%, 11/15/2022(2)	156,550
	205,000	Newmont Mining Corp. 4.88%, 03/15/2042	212,081
		Rio Tinto Finance USA Ltd.
	554,000	2.88%, 08/21/2022	573,002
	905,000	3.75%, 06/15/2025	963,865
		Teck Resources Ltd.
	715,000	8.00%, 06/01/2021(2)	781,137
	1,480,000	8.50%, 06/01/2024(2)	1,713,100

			24,199,845

		Miscellaneous Manufacturing - 0.2%
	4,000,000	Bombardier, Inc. 6.13%, 01/15/2023(2)	3,472,080
		General Electric Co.
	795,000	4.13%, 10/09/2042	843,909
	8,310,000	4.50%, 03/11/2044	9,346,033
	5,380,000	Siemens Financieringsmaatschappij N.V. 2.35%, 10/15/2026(2)	5,200,270

			18,862,292

		Office/Business Equipment - 0.1%
		CDW LLC / CDW Finance Corp.
	1,495,000	5.00%, 09/01/2023	1,535,215
	725,000	5.50%, 12/01/2024	761,475
	2,740,000	6.00%, 08/15/2022	2,904,400

			5,201,090

The accompanying notes are an integral part of these financial statements.

70

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Oil & Gas - 4.3%
		Anadarko Petroleum Corp.
$	1,250,000	4.50%, 07/15/2044	$1,176,752
	9,670,000	4.85%, 03/15/2021	10,497,984
	2,000,000	5.55%, 03/15/2026	2,273,586
	3,900,000	6.38%, 09/15/2017	4,063,800
	1,300,000	6.45%, 09/15/2036	1,542,681
	5,185,000	6.60%, 03/15/2046	6,409,013
	2,275,000	6.95%, 06/15/2019	2,539,087
	2,110,000	8.70%, 03/15/2019	2,418,450
		Antero Resources Corp.
	340,000	5.38%, 11/01/2021	345,100
	875,000	5.63%, 06/01/2023	892,500
	2,080,000	6.00%, 12/01/2020	2,139,800
	880,000	Apache Corp. 3.63%, 02/01/2021	919,301
	3,865,000	BG Energy Capital plc 4.00%, 10/15/2021(2)	4,205,835
	3,380,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(2)	3,303,950
	1,880,000	Bonanza Creek Energy, Inc. 6.75%, 04/15/2021	1,142,100
		BP Capital Markets plc
	4,510,000	2.11%, 09/16/2021	4,516,201
	3,670,000	2.75%, 05/10/2023	3,706,072
	11,505,000	3.06%, 03/17/2022	11,989,188
	4,915,000	3.25%, 05/06/2022	5,128,070
	2,840,000	3.81%, 02/10/2024	3,035,986
	1,730,000	3.99%, 09/26/2023	1,880,029
	6,540,000	California Resources Corp. 8.00%, 12/15/2022(2)	4,414,500
	600,000	Callon Petroleum Co. 6.13%, 10/01/2024(2)	618,000
		Canadian Natural Resources Ltd.
	6,860,000	3.45%, 11/15/2021	7,066,747
	4,324,000	3.80%, 04/15/2024	4,397,863
	4,626,000	3.90%, 02/01/2025	4,718,571
	2,385,000	6.25%, 03/15/2038	2,717,157
		Cenovus Energy, Inc.
	9,005,000	3.80%, 09/15/2023	8,880,749
	1,902,000	5.70%, 10/15/2019	2,055,286
		Concho Resources, Inc.
	1,290,000	5.50%, 10/01/2022	1,325,475
	1,415,000	5.50%, 04/01/2023	1,447,545
		ConocoPhillips Co.
	1,085,000	1.50%, 05/15/2018	1,085,839
	1,500,000	4.30%, 11/15/2044	1,498,344
	840,000	4.95%, 03/15/2026	942,304
	2,895,000	5.95%, 03/15/2046	3,619,839
	135,000	6.50%, 02/01/2039	172,337
		Continental Resources, Inc.
	585,000	3.80%, 06/01/2024	538,200
	391,000	4.50%, 04/15/2023	372,428
	3,565,000	4.90%, 06/01/2044	3,034,706
	1,489,000	5.00%, 09/15/2022	1,459,220
	4,010,000	Denbury Resources, Inc. 9.00%, 05/15/2021(2)	4,130,300
		Devon Energy Corp.
	10,875,000	3.25%, 05/15/2022	10,918,935
	565,000	5.00%, 06/15/2045	546,819
	3,695,000	5.60%, 07/15/2041	3,824,761

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Oil & Gas - 4.3% - (continued)
$	3,060,000	5.85%, 12/15/2025	$3,507,562
	444,000	7.95%, 04/15/2032	560,266
	1,085,000	Devon Financing Corp. LLC 7.88%, 09/30/2031	1,381,305
		Diamondback Energy, Inc.
	341,000	4.75%, 11/01/2024(2)	341,000
	3,670,000	7.63%, 10/01/2021	3,886,530
	1,695,000	Ecopetrol S.A. 5.88%, 09/18/2023	1,817,887
		EnCana Corp.
	7,735,000	3.90%, 11/15/2021	7,826,273
	4,015,000	6.50%, 05/15/2019	4,375,816
	2,830,000	6.50%, 08/15/2034	3,052,919
		Encana Corp.
	570,000	6.63%, 08/15/2037	619,562
	575,000	7.20%, 11/01/2031	647,633
	2,055,000	Energen Corp. 4.63%, 09/01/2021	2,075,550
	2,600,000	Ensco plc 5.75%, 10/01/2044	1,735,500
		EOG Resources, Inc.
	3,075,000	3.90%, 04/01/2035	3,023,512
	7,175,000	4.15%, 01/15/2026	7,793,872
		Exxon Mobil Corp.
	4,860,000	2.22%, 03/01/2021	4,928,045
	4,085,000	2.73%, 03/01/2023	4,176,708
	1,655,000	3.04%, 03/01/2026	1,711,303
	1,505,000	4.11%, 03/01/2046	1,624,033
		Gazprom OAO Via Gaz Capital S.A.
	1,205,000	3.85%, 02/06/2020(5)	1,206,518
	825,000	7.29%, 08/16/2037(5)	938,437
	1,625,000	9.25%, 04/23/2019(5)	1,854,284
		Hess Corp.
	1,850,000	3.50%, 07/15/2024	1,802,005
	6,830,000	4.30%, 04/01/2027	6,799,381
	5,270,000	5.60%, 02/15/2041	5,213,205
	3,130,000	5.80%, 04/01/2047	3,226,448
	3,835,000	6.00%, 01/15/2040	3,983,833
	1,325,000	7.30%, 08/15/2031	1,551,273
	700,000	7.88%, 10/01/2029	859,029
	3,470,000	Kerr-McGee Corp. 6.95%, 07/01/2024	4,160,586
		Laredo Petroleum, Inc.
	2,365,000	5.63%, 01/15/2022	2,305,875
	1,290,000	6.25%, 03/15/2023	1,296,450
	1,540,000	7.38%, 05/01/2022	1,586,200
	1,150,000	Lukoil International Finance B.V. 4.75%, 11/02/2026(2)	1,149,597
		Marathon Oil Corp.
	11,540,000	2.80%, 11/01/2022	10,965,008
	7,610,000	5.20%, 06/01/2045	7,137,168
	3,240,000	5.90%, 03/15/2018	3,403,487
	2,055,000	Matador Resources Co. 6.88%, 04/15/2023	2,157,750
		MEG Energy Corp.
	3,320,000	6.38%, 01/30/2023(2)	2,739,000
	1,995,000	7.00%, 03/31/2024(2)	1,635,900
	5,825,000	Noble Energy, Inc. 5.25%, 11/15/2043	6,137,867
	2,060,000	Noble Holding International Ltd. 6.20%, 08/01/2040	1,210,250

The accompanying notes are an integral part of these financial statements.

71

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Oil & Gas - 4.3% - (continued)
$	675,000	PDC Energy, Inc. 6.13%, 09/15/2024(2)	$702,000
		Petrobras Global Finance B.V.
	1,260,000	4.88%, 03/17/2020	1,269,135
	750,000	5.38%, 01/27/2021	742,650
	1,950,000	5.75%, 01/20/2020	2,012,400
	2,395,000	6.75%, 01/27/2041	2,121,850
	125,000	6.88%, 01/20/2040	111,875
	655,000	8.38%, 05/23/2021	724,627
	510,000	8.75%, 05/23/2026	574,515
		Petroleos de Venezuela S.A.
	645,000	5.50%, 04/12/2037(5)	236,393
	454,000	6.00%, 05/16/2024(5)	170,250
	1,846,000	6.00%, 11/15/2026(5)	685,734
	210,000	8.50%, 10/27/2020(2)	152,250
		Petroleos Mexicanos
	435,000	2.90%, 07/18/2018(3)	438,915
	1,867,000	5.50%, 01/21/2021	1,981,354
	660,000	5.50%, 06/27/2044	568,524
	1,620,000	5.63%, 01/23/2046	1,400,895
	120,000	6.50%, 06/02/2041	116,640
	4,230,000	6.75%, 09/21/2047(2)	4,192,987
		Pioneer Natural Resources Co.
	3,580,000	3.45%, 01/15/2021	3,729,644
	1,140,000	3.95%, 07/15/2022	1,216,863
	1,640,000	6.88%, 05/01/2018	1,758,047
		QEP Resources, Inc.
	4,015,000	5.25%, 05/01/2023	3,944,737
	205,000	5.38%, 10/01/2022	202,950
	230,000	6.80%, 03/01/2020	237,188
		Rice Energy, Inc.
	1,235,000	6.25%, 05/01/2022	1,256,612
	510,000	7.25%, 05/01/2023	540,600
	1,460,000	Rowan Cos., Inc. 5.85%, 01/15/2044	1,029,300
	1,725,000	RSP Permian, Inc. 6.63%, 10/01/2022	1,817,719
		Shell International Finance B.V.
	9,250,000	2.50%, 09/12/2026	8,992,489
	4,820,000	2.88%, 05/10/2026	4,828,951
	5,840,000	4.38%, 05/11/2045	6,087,961
	3,250,000	4.55%, 08/12/2043	3,457,197
		SM Energy Co.
	2,590,000	5.00%, 01/15/2024	2,408,700
	25,000	5.63%, 06/01/2025	23,813
	355,000	6.13%, 11/15/2022	356,775
	170,000	6.50%, 11/15/2021	172,550
	395,000	6.75%, 09/15/2026	404,875
		Statoil ASA
	7,305,000	2.65%, 01/15/2024	7,377,188
	1,095,000	2.75%, 11/10/2021	1,133,748
	1,315,000	3.95%, 05/15/2043	1,322,695
	1,080,000	4.25%, 11/23/2041	1,124,524
	455,000	5.10%, 08/17/2040	531,095
	1,520,000	Suncor Energy, Inc. 6.10%, 06/01/2018	1,625,324
	500,000	Tosco Corp. 8.13%, 02/15/2030	685,000
	5,065,000	Total Capital International S.A. 2.88%, 02/17/2022	5,253,393

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Oil & Gas - 4.3% - (continued)
		Tullow Oil plc
$	2,140,000	6.00%, 11/01/2020(2)	$1,990,200
	3,181,000	6.25%, 04/15/2022(2)	2,918,567
		Valero Energy Corp.
	11,778,000	3.40%, 09/15/2026	11,527,505
	8,900,000	4.90%, 03/15/2045	8,719,125
	1,015,000	6.63%, 06/15/2037	1,187,860
		WPX Energy, Inc.
	3,370,000	5.25%, 09/15/2024	3,201,500
	3,305,000	6.00%, 01/15/2022	3,296,737
	1,240,000	8.25%, 08/01/2023	1,339,200
	1,755,000	YPF S.A. 8.75%, 04/04/2024(2)	1,932,167

			388,152,030

		Packaging & Containers - 0.3%
	2,940,000	ARD Finance S.A. (cash) 7.13%, 09/15/2023(2)(7)	2,910,600
		Ardagh Packaging Finance plc
	2,975,000	6.00%, 06/30/2021(2)	3,049,375
	1,125,000	6.75%, 01/31/2021(2)	1,158,750
	72,353	7.00%, 11/15/2020(2)	74,524
	570,000	7.25%, 05/15/2024(2)	601,350
		Ball Corp.
EUR	1,425,000	3.50%, 12/15/2020	1,725,776
	535,000	4.38%, 12/15/2023	660,180
$	135,000	5.00%, 03/15/2022	145,125
	3,135,000	Berry Plastics Corp. 6.00%, 10/15/2022	3,315,263
		Owens-Brockway Glass Container, Inc.
	2,610,000	5.88%, 08/15/2023(2)	2,781,281
	4,475,000	6.38%, 08/15/2025(2)	4,911,312
		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
	3,240,000	5.13%, 07/15/2023(2)	3,326,054
	1,155,000	7.00%, 07/15/2024(2)	1,234,406
	1,520,000	8.25%, 02/15/2021	1,588,022
	500,000	Silgan Holdings, Inc. 5.00%, 04/01/2020	510,000

			27,992,018

		Pharmaceuticals - 2.0%
	15,260,000	Abbott Laboratories 2.55%, 03/15/2022	15,541,654
		AbbVie, Inc.
	1,370,000	3.20%, 11/06/2022	1,409,359
	7,705,000	3.20%, 05/14/2026	7,576,981
		Actavis Funding SCS
	6,480,000	3.00%, 03/12/2020	6,671,802
	4,235,000	3.45%, 03/15/2022	4,396,781
	4,370,000	3.80%, 03/15/2025	4,535,247
	3,825,000	3.85%, 06/15/2024	3,978,784
	2,845,000	4.55%, 03/15/2035	2,937,485
	7,435,000	4.75%, 03/15/2045	7,798,809
		AstraZeneca plc
	2,800,000	2.38%, 11/16/2020	2,850,291
	5,000,000	3.38%, 11/16/2025	5,205,750
	1,310,000	Baxalta, Inc. 3.60%, 06/23/2022	1,364,377
	6,420,000	Bayer US Finance LLC 3.00%, 10/08/2021(2)	6,620,214

The accompanying notes are an integral part of these financial statements.

72

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Pharmaceuticals - 2.0% - (continued)
$	4,505,000	Cardinal Health, Inc. 3.50%, 11/15/2024	$4,727,853
		EMD Finance LLC
	3,265,000	2.95%, 03/19/2022(2)	3,346,090
	7,025,000	3.25%, 03/19/2025(2)	7,164,798
		Endo Finance LLC
	3,555,000	6.00%, 07/15/2023(2)	3,092,850
	4,905,000	6.50%, 02/01/2025(2)	4,132,463
	4,540,000	Express Scripts Holding Co. 3.00%, 07/15/2023	4,515,139
	245,000	Grifols Worldwide Operations Ltd. 5.25%, 04/01/2022	255,413
	4,040,000	Merck & Co., Inc. 3.70%, 02/10/2045	4,145,210
		Mylan N.V.
	3,325,000	3.00%, 12/15/2018(2)	3,395,829
	13,000,000	3.15%, 06/15/2021(2)	13,208,793
	2,655,000	3.75%, 12/15/2020(2)	2,772,351
	970,000	5.25%, 06/15/2046(2)	982,050
		Mylan, Inc.
	1,548,000	2.55%, 03/28/2019	1,568,009
	1,635,000	5.40%, 11/29/2043	1,749,718
		Perrigo Finance Unlimited Co.
	2,430,000	3.90%, 12/15/2024	2,457,772
	780,000	4.38%, 03/15/2026	818,451
		Pfizer, Inc.
	1,000,000	4.30%, 06/15/2043	1,104,729
	1,450,000	7.20%, 03/15/2039	2,168,642
	1,869,000	PRA Holdings, Inc. 9.50%, 10/01/2023(2)	2,046,555
	3,260,000	Quintiles IMS, Inc. 4.88%, 05/15/2023(2)	3,361,875
	16,415,000	Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/2021	16,287,685
		Teva Pharmaceutical Finance Netherlands III B.V.
	7,180,000	1.70%, 07/19/2019	7,124,298
	9,755,000	2.20%, 07/21/2021	9,637,247
		Valeant Pharmaceuticals International, Inc.
	3,390,000	5.50%, 03/01/2023(2)	2,661,150
	7,800,000	5.88%, 05/15/2023(2)	6,142,500
	615,000	6.13%, 04/15/2025(2)	485,850
	740,000	Vizient, Inc. 10.38%, 03/01/2024(2)	825,100

			181,065,954

		Pipelines - 1.3%
		Energy Transfer Equity L.P.
	3,900,000	5.50%, 06/01/2027	3,802,500
	425,000	7.50%, 10/15/2020	463,250
		Energy Transfer Partners L.P.
	3,655,000	3.60%, 02/01/2023	3,644,324
	2,275,000	4.90%, 03/15/2035	2,133,991
	4,650,000	5.15%, 03/15/2045	4,329,652
	5,305,000	5.20%, 02/01/2022	5,814,211
	90,000	6.63%, 10/15/2036	99,315
	2,000,000	6.70%, 07/01/2018	2,139,314
	680,000	7.50%, 07/01/2038	795,552
		Enterprise Products Operating LLC
	4,910,000	3.95%, 02/15/2027	5,101,627

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Pipelines - 1.3% - (continued)
$	730,000	4.45%, 02/15/2043	$700,682
	1,516,000	4.85%, 08/15/2042	1,537,650
	3,310,000	4.85%, 03/15/2044	3,347,999
	809,000	4.90%, 05/15/2046	832,404
	1,025,000	5.10%, 02/15/2045	1,087,891
	1,300,000	5.95%, 02/01/2041	1,501,894
	565,000	6.30%, 09/15/2017	588,331
		Kinder Morgan Energy Partners L.P.
	3,725,000	3.50%, 09/01/2023	3,717,159
	960,000	5.30%, 09/15/2020	1,048,313
	3,155,000	5.80%, 03/15/2035	3,310,904
	45,000	Kinder Morgan Finance Co. LLC 6.00%, 01/15/2018(2)	47,088
		Kinder Morgan, Inc.
	1,729,000	5.00%, 02/15/2021(2)	1,872,011
	7,915,000	5.05%, 02/15/2046	7,667,268
	380,000	5.30%, 12/01/2034	385,293
	2,615,000	5.55%, 06/01/2045	2,714,297
	494,000	7.00%, 06/15/2017	510,292
	15,000	7.25%, 06/01/2018	16,190
		Magellan Midstream Partners L.P.
	1,010,000	4.25%, 09/15/2046	980,996
	2,255,000	5.00%, 03/01/2026	2,557,680
	175,000	MPLX L.P. 5.50%, 02/15/2023	182,327
	7,020,000	Phillips 66 Partners L.P. 3.55%, 10/01/2026	6,994,180
		Plains All American Pipeline L.P.
	2,190,000	2.60%, 12/15/2019	2,216,057
	2,420,000	3.60%, 11/01/2024	2,384,980
	2,325,000	4.90%, 02/15/2045	2,207,966
	6,405,000	Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.00%, 10/01/2022	6,872,847
	1,145,000	Southern Gas Corridor CJSC 6.88%, 03/24/2026(2)	1,291,652
	6,450,000	Spectra Energy Partners L.P. 3.38%, 10/15/2026	6,408,578
		Sunoco Logistics Partners Operations L.P.
	1,840,000	3.90%, 07/15/2026	1,864,051
	1,890,000	4.25%, 04/01/2024	1,977,161
	2,100,000	5.30%, 04/01/2044	2,106,004
	845,000	5.35%, 05/15/2045	852,614
	1,590,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.75%, 03/15/2024	1,701,300
		TransCanada PipeLines Ltd.
	485,000	4.88%, 01/15/2026	556,141
	1,080,000	6.20%, 10/15/2037	1,379,797
		Williams Partners L.P.
	1,165,000	3.60%, 03/15/2022	1,185,772
	5,435,000	4.00%, 11/15/2021	5,694,054
	2,015,000	4.13%, 11/15/2020	2,102,501
	1,160,000	4.30%, 03/04/2024	1,191,018
	5,155,000	4.50%, 11/15/2023	5,390,553
	1,300,000	5.10%, 09/15/2045	1,249,251
	970,000	5.40%, 03/04/2044	964,481

			119,521,363

The accompanying notes are an integral part of these financial statements.

73

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Real Estate Investment Trusts - 1.0%
		American Tower Corp.
$	10,485,000	2.25%, 01/15/2022	$10,344,931
	5,881,000	3.30%, 02/15/2021	6,108,612
	2,610,000	5.00%, 02/15/2024	2,907,329
		Brandywine Operating Partnership L.P.
	3,325,000	3.95%, 02/15/2023	3,398,246
	1,100,000	4.95%, 04/15/2018	1,145,530
		Crown Castle International Corp.
	625,000	3.40%, 02/15/2021	649,458
	2,325,000	3.70%, 06/15/2026	2,381,372
		DDR Corp.
	6,925,000	3.50%, 01/15/2021	7,147,660
	3,385,000	3.63%, 02/01/2025	3,395,778
	4,240,000	4.25%, 02/01/2026	4,420,989
	5,250,000	Duke Realty L.P. 3.88%, 02/15/2021	5,569,478
	1,385,000	Equinix, Inc. 5.88%, 01/15/2026	1,480,454
	9,015,000	ERP Operating L.P. 2.85%, 11/01/2026	8,904,089
		HCP, Inc.
	6,750,000	4.00%, 12/01/2022	7,112,846
	6,065,000	4.25%, 11/15/2023	6,380,974
		Kimco Realty Corp.
	880,000	3.40%, 11/01/2022	920,125
	2,075,000	4.25%, 04/01/2045	2,071,842
	3,740,000	National Retail Properties, Inc. 4.00%, 11/15/2025	3,963,760
	2,676,000	Realty Income Corp. 3.25%, 10/15/2022	2,777,948
	3,975,000	Ventas Realty L.P. / Ventas Capital Corp. 3.25%, 08/15/2022	4,114,550

			85,195,971

		Retail - 1.6%
	4,115,000	AutoNation, Inc. 3.35%, 01/15/2021	4,215,089
		AutoZone, Inc.
	3,281,000	2.50%, 04/15/2021	3,321,629
	8,450,000	3.25%, 04/15/2025	8,648,575
	1,823,000	3.70%, 04/15/2022	1,942,962
	2,930,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	2,944,650
	1,579,387	Chinos Intermediate Holdings A, Inc. (cash) 7.75%, 05/01/2019(2)(7)	647,549
		CVS Health Corp.
	1,730,000	2.75%, 12/01/2022	1,759,625
	5,575,000	3.50%, 07/20/2022	5,890,283
	9,617,000	3.88%, 07/20/2025	10,262,358
	4,000,000	4.00%, 12/05/2023	4,332,980
	7,705,000	5.13%, 07/20/2045	8,988,584
		CVS Pass-Through Trust
	14,097	6.04%, 12/10/2028	16,369
	30,716	6.94%, 01/10/2030	37,302
	1,130,000	Dollar Tree, Inc. 5.75%, 03/01/2023	1,203,450
		Home Depot, Inc.
	4,087,000	3.50%, 09/15/2056	3,797,207
	7,230,000	4.25%, 04/01/2046	7,935,460
	1,265,000	4.88%, 02/15/2044	1,496,963

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Retail - 1.6% - (continued)
$	2,050,000	5.88%, 12/16/2036	$2,716,525
	2,920,000	L Brands, Inc. 6.88%, 11/01/2035	3,095,200
		Lowe’s Cos., Inc.
	9,595,000	2.50%, 04/15/2026	9,482,911
	7,440,000	3.70%, 04/15/2046	7,335,022
	5,515,000	McDonald’s Corp. 3.70%, 01/30/2026	5,836,872
	3,450,000	Michaels Stores, Inc. 5.88%, 12/15/2020(2)	3,549,187
	1,830,000	O’Reilly Automotive Inc. 3.55%, 03/15/2026	1,896,594
	2,240,000	Party City Holdings, Inc. 6.13%, 08/15/2023(2)	2,377,200
		Wal-Mart Stores, Inc.
	6,500,000	4.00%, 04/11/2043	6,947,642
	6,170,000	4.30%, 04/22/2044	6,922,796
	1,000,000	5.00%, 10/25/2040	1,208,066
	2,000,000	6.20%, 04/15/2038	2,771,630
	2,800,000	6.50%, 08/15/2037	3,997,809
		Walgreens Boots Alliance, Inc.
	4,190,000	2.60%, 06/01/2021	4,241,411
	8,990,000	3.45%, 06/01/2026	9,163,615

			138,983,515

		Semiconductors - 0.3%
	2,710,000	Entegris, Inc. 6.00%, 04/01/2022(2)	2,804,850
		Intel Corp.
	2,150,000	4.10%, 05/19/2046	2,211,907
	3,630,000	4.90%, 07/29/2045	4,170,042
	2,355,000	Lam Research Corp. 2.80%, 06/15/2021	2,397,927
	3,165,000	Micron Technology, Inc. 5.50%, 02/01/2025	3,102,681
		NXP B.V. / NXP Funding LLC
	3,375,000	3.88%, 09/01/2022(2)	3,569,063
	1,705,000	4.13%, 06/15/2020(2)	1,798,775
		Sensata Technologies B.V.
	1,440,000	5.00%, 10/01/2025(2)	1,476,000
	1,475,000	5.63%, 11/01/2024(2)	1,563,500

			23,094,745

		Shipbuilding - 0.0%
	530,000	Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025(2)	557,496

		Software - 1.4%
	2,570,000	Activision Blizzard, Inc. 6.13%, 09/15/2023(2)	2,830,213
	1,876,000	Camelot Finance S.A. 7.88%, 10/15/2024(2)	1,918,210
		Change Healthcare Holdings, Inc.
	1,295,000	6.00%, 02/15/2021(2)	1,359,750
	1,621,000	11.00%, 12/31/2019	1,702,050
		Fidelity National Information Services, Inc.
	2,755,000	2.25%, 08/15/2021	2,754,512
	4,435,000	3.00%, 08/15/2026	4,334,747
		First Data Corp.
	4,490,000	5.38%, 08/15/2023(2)	4,647,150
	4,960,000	5.75%, 01/15/2024(2)	5,034,400
	298,000	6.75%, 11/01/2020(2)	308,430

The accompanying notes are an integral part of these financial statements.

74

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Software - 1.4% - (continued)
$	2,180,000	7.00%, 12/01/2023(2)	$2,283,550
		Hewlett Packard Enterprise Co.
	5,015,000	2.70%, 10/05/2017(2)	5,078,510
	5,015,000	3.10%, 10/05/2018(2)	5,127,461
	510,000	Infor Software Parent LLC (cash) 7.13%, 05/01/2021(2)(7)	516,375
		Infor US, Inc.
	155,000	5.75%, 08/15/2020(2)	162,169
	3,650,000	6.50%, 05/15/2022	3,773,188
	790,000	JDA Escrow LLC / JDA Bond Finance, Inc. 7.38%, 10/15/2024(2)	815,675
		Microsoft Corp.
	11,870,000	1.55%, 08/08/2021	11,749,365
	4,760,000	2.40%, 08/08/2026	4,668,560
	7,375,000	2.65%, 11/03/2022	7,626,310
	5,575,000	3.13%, 11/03/2025	5,841,351
	3,805,000	3.50%, 02/12/2035	3,808,782
	7,750,000	3.70%, 08/08/2046	7,573,083
	1,980,000	3.75%, 02/12/2045	1,973,375
	6,750,000	3.95%, 08/08/2056	6,588,985
	3,490,000	4.45%, 11/03/2045	3,837,283
	1,210,000	4.75%, 11/03/2055	1,356,402
		MSCI, Inc.
	1,445,000	5.25%, 11/15/2024(2)	1,517,250
	450,000	5.75%, 08/15/2025(2)	478,418
		Oracle Corp.
	7,000,000	1.90%, 09/15/2021	6,972,539
	8,000,000	2.65%, 07/15/2026	7,891,416
	2,100,000	3.85%, 07/15/2036	2,119,324
	10,105,000	3.90%, 05/15/2035	10,292,872
	490,000	SS&C Technologies Holdings, Inc. 5.88%, 07/15/2023	513,275

			127,454,980

		Telecommunications - 2.2%
		Alcatel-Lucent USA, Inc.
	6,665,000	6.45%, 03/15/2029	7,348,162
	1,015,000	6.50%, 01/15/2028	1,080,975
		Altice Financing S.A.
	1,625,000	6.50%, 01/15/2022(2)	1,698,531
	1,715,000	6.63%, 02/15/2023(2)	1,766,450
	3,280,000	7.50%, 05/15/2026(2)	3,378,400
		AT&T, Inc.
	2,825,000	3.00%, 06/30/2022	2,864,522
	18,120,000	3.60%, 02/17/2023	18,655,754
	5,000,000	3.95%, 01/15/2025	5,193,075
	3,615,000	4.13%, 02/17/2026	3,784,634
	4,790,000	4.30%, 12/15/2042	4,410,287
	1,725,000	4.50%, 05/15/2035	1,712,389
	3,740,000	4.50%, 03/09/2048(2)	3,507,709
	1,425,000	4.55%, 03/09/2049(2)	1,342,054
	4,700,000	4.75%, 05/15/2046	4,599,307
	7,600,000	4.80%, 06/15/2044	7,482,154
	6,975,000	5.15%, 03/15/2042	7,198,821
	137,000	5.35%, 09/01/2040	144,034
	90,000	5.65%, 02/15/2047	99,105
	400,000	6.38%, 03/01/2041	471,789
	2,360,000	Cisco Systems, Inc. 5.50%, 01/15/2040	2,993,287
	1,250,000	Deutsche Telekom International Finance B.V. 8.75%, 06/15/2030	1,907,385

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Telecommunications - 2.2% - (continued)
		Frontier Communications Corp.
$	985,000	10.50%, 09/15/2022	$1,024,400
	2,255,000	11.00%, 09/15/2025	2,308,894
		Level 3 Financing, Inc.
	2,260,000	5.13%, 05/01/2023	2,282,600
	3,300,000	5.25%, 03/15/2026(2)	3,349,500
	1,545,000	5.38%, 08/15/2022	1,587,488
	490,000	5.63%, 02/01/2023	503,475
	2,610,000	SoftBank Group Corp. 4.50%, 04/15/2020(2)	2,681,775
		Sprint Communications, Inc.
	2,110,000	7.00%, 03/01/2020(2)	2,294,625
	1,945,000	9.00%, 11/15/2018(2)	2,139,500
		Sprint Corp.
	4,345,000	7.13%, 06/15/2024	4,084,300
	3,180,000	7.25%, 09/15/2021	3,255,525
	2,800,000	7.88%, 09/15/2023	2,772,000
		Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC
	11,635,000	3.36%, 03/20/2023(2)	11,726,800
		T-Mobile USA, Inc.
	210,000	5.25%, 09/01/2018	213,116
	890,000	6.46%, 04/28/2019	904,463
	1,450,000	6.63%, 11/15/2020	1,489,875
	2,875,000	Telefonica Emisiones SAU 7.05%, 06/20/2036	3,635,153
		Verizon Communications, Inc.
	4,575,000	3.45%, 03/15/2021	4,812,946
	10,400,000	3.50%, 11/01/2024	10,840,201
	9,397,000	4.27%, 01/15/2036	9,435,462
	11,292,000	4.52%, 09/15/2048	11,229,115
	9,883,000	4.67%, 03/15/2055	9,634,541
	10,538,000	4.86%, 08/21/2046	11,161,607
	8,560,000	5.01%, 08/21/2054	8,826,413
		Wind Acquisition Finance S.A.
EUR	3,855,000	4.00%, 07/15/2020(2)	4,295,305
$	1,975,000	6.50%, 04/30/2020(2)	2,058,937

			200,186,840

		Transportation - 0.7%
	8,215,000	Burlington Northern Santa Fe LLC 4.55%, 09/01/2044	9,085,946
	1,415,000	Canadian Pacific Railway Co. 4.50%, 01/15/2022	1,545,205
		CSX Corp.
	1,615,000	4.10%, 03/15/2044	1,654,495
	1,000,000	4.75%, 05/30/2042	1,112,783
		FedEx Corp.
	825,000	3.25%, 04/01/2026	856,545
	4,900,000	3.88%, 08/01/2042	4,689,560
	895,000	4.10%, 02/01/2045	881,673
	1,640,000	4.55%, 04/01/2046	1,756,742
	3,160,000	4.75%, 11/15/2045	3,436,342
	2,930,000	Kansas City Southern 4.95%, 08/15/2045	3,215,060
	4,355,000	Norfolk Southern Corp. 2.90%, 06/15/2026	4,393,076
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	3,575,000	3.05%, 01/09/2020(2)	3,659,134

The accompanying notes are an integral part of these financial statements.

75

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 43.7% - (continued)
		Transportation - 0.7% - (continued)
$	11,745,000	3.40%, 11/15/2026(2)	$11,731,857
	9,895,000	4.88%, 07/11/2022(2)	10,953,320
EUR	800,000	Russian Railways via RZD Capital plc 4.60%, 03/06/2023(5)	961,320
$	1,970,000	Union Pacific Corp. 4.38%, 11/15/2065	2,102,681

			62,035,739

		Total Corporate Bonds (cost $3,799,163,586)	$3,913,007,966

FOREIGN GOVERNMENT OBLIGATIONS - 4.5%
		Angola - 0.0%
$	620,000	Angolan Government International Bond 9.50%, 11/12/2025(5)	$606,639
	680,000	Republic of Angola 9.50%, 11/12/2025(2)	665,346

			1,271,985

		Argentina - 0.4%
	3,430,000	Argentina Bonar Bonds 7.00%, 04/17/2017	3,495,149
		Argentine Republic Government International Bond
EUR	8,585,000	2.26%, 12/31/2038(3)	5,956,086
$	3,275,000	2.50%, 12/31/2038(3)	2,238,462
	1,000,000	6.25%, 04/22/2019(2)	1,060,000
	525,000	6.63%, 07/06/2028(2)	539,963
	3,350,000	6.88%, 04/22/2021(2)	3,624,700
	525,000	7.13%, 07/06/2036(2)	541,275
	1,700,000	7.50%, 04/22/2026(2)	1,857,250
	3,465,000	7.50%, 04/22/2026(5)	3,785,512
EUR	1,183,449	7.82%, 12/31/2033	1,388,772
$	2,278,312	8.28%, 12/31/2033	2,478,803
		City of Buenos Aires Argentina
	1,350,000	7.50%, 06/01/2027(2)	1,454,625
	1,251,000	8.95%, 02/19/2021(2)	1,410,502
	515,000	Province of Salta 9.13%, 07/07/2024(2)	549,763
		Provincia de Buenos Aires
	1,065,000	7.88%, 06/15/2027(2)	1,094,288
	840,000	9.13%, 03/16/2024(2)	930,300
	745,000	9.95%, 06/09/2021(2)	849,300
	765,000	Provincia de Cordoba 7.13%, 06/10/2021(2)	791,775
	1,050,000	Provincia del Chubut Argentina 7.75%, 07/26/2026(2)	1,060,500

			35,107,025

		Azerbaijan - 0.0%
	2,270,000	Republic of Azerbaijan International Bond 4.75%, 03/18/2024(5)	2,344,729
	755,000	Southern Gas Corridor CJSC 6.88%, 03/24/2026(5)	851,700

			3,196,429

		Bahrain - 0.0%
	1,135,000	Bahrain Government International Bond 7.00%, 10/12/2028(2)	1,169,050

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.5% - (continued)
		Brazil - 0.4%
		Brazil Minas SPE via State of Minas Gerais
$	1,010,000	5.33%, 02/15/2028(2)	$989,800
	1,195,000	5.33%, 02/15/2028(5)	1,171,100
BRL	3,590,055	Brazil Notas do Tesouro Nacional 6.00%, 08/15/2050(8)	1,167,315
		Brazilian Government International Bond
$	15,746,000	2.63%, 01/05/2023	14,549,304
	740,000	5.00%, 01/27/2045	653,050
	1,144,000	5.63%, 02/21/2047	1,095,380
	9,065,000	6.00%, 04/07/2026	9,994,163
	540,000	7.13%, 01/20/2037	615,600
	364,167	8.00%, 01/15/2018	379,917
	2,869,000	8.25%, 01/20/2034	3,600,595

			34,216,224

		Bulgaria - 0.1%
		Bulgaria Government International Bond
EUR	5,090,000	2.95%, 09/03/2024(5)	6,188,210
	3,420,000	3.13%, 03/26/2035(5)	3,853,044

			10,041,254

		Cameroon - 0.0%
$	1,740,000	Republic of Cameroon International Bond 9.50%, 11/19/2025(2)	1,936,307

		Colombia - 0.1%
		Colombia Government International Bond
	3,195,000	7.38%, 09/18/2037	4,089,600
COP	1,450,000,000	7.75%, 04/14/2021	508,752
	10,000,000	9.85%, 06/28/2027	4,012
$	85,000	10.38%, 01/28/2033	131,750

			4,734,114

		Croatia - 0.1%
		Croatia Government International Bond
EUR	2,460,000	3.00%, 03/11/2025(5)	2,751,099
	2,595,000	3.88%, 05/30/2022(5)	3,074,020
$	735,000	6.38%, 03/24/2021(5)	815,850

			6,640,969

		Dominican Republic - 0.1%
		Dominican Republic International Bond
	1,840,000	5.50%, 01/27/2025(2)	1,872,200
	2,780,000	5.88%, 04/18/2024(5)	2,884,584
	595,000	6.60%, 01/28/2024(2)	645,575
	1,020,000	6.88%, 01/29/2026(2)	1,129,650
	100,000	7.45%, 04/30/2044(5)	111,000
	360,000	7.50%, 05/06/2021(5)	396,072

			7,039,081

		Ecuador - 0.0%
	1,935,000	Ecuador Government International Bond 10.75%, 03/28/2022(2)	2,046,262

		Ghana - 0.0%
		Ghana Government International Bond
	415,000	8.13%, 01/18/2026(5)	397,475
	841,000	9.25%, 09/15/2022(2)	871,789
	850,000	10.75%, 10/14/2030(2)	1,000,705

			2,269,969

The accompanying notes are an integral part of these financial statements.

76

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.5% - (continued)
		Hungary - 0.5%
		Hungary Government International Bond
$	6,650,000	5.38%, 02/21/2023	$7,546,420
	6,718,000	5.75%, 11/22/2023	7,838,227
	5,809,000	6.25%, 01/29/2020	6,506,080
	16,630,000	6.38%, 03/29/2021	19,185,199

			41,075,926

		Indonesia - 0.3%
		Indonesia Government International Bond
EUR	1,750,000	3.75%, 06/14/2028(2)	2,061,934
$	310,000	4.13%, 01/15/2025(5)	325,156
	720,000	4.75%, 01/08/2026(2)	784,876
	695,000	5.88%, 01/15/2024(5)	806,258
	5,480,000	7.75%, 01/17/2038(5)	7,682,253
	8,877,000	8.50%, 10/12/2035(5)	13,131,631

			24,792,108

		Israel - 0.0%
	1,200,000	Israel Government International Bond 4.50%, 01/30/2043	1,320,000

		Ivory Coast - 0.1%
		Ivory Coast Government International Bond
	3,015,000	5.38%, 07/23/2024(5)	3,040,688
	5,109,390	5.75%, 12/31/2032(5)	5,004,954
	2,005,000	6.38%, 03/03/2028(5)	2,091,676

			10,137,318

		Kazakhstan - 0.0%
	1,385,000	Kazakhstan Government International Bond 5.13%, 07/21/2025(5)	1,534,261

		Mexico - 0.2%
		Mexico Government International Bond
EUR	1,465,000	3.00%, 03/06/2045	1,516,536
	785,000	3.38%, 02/23/2031	946,759
$	1,895,000	3.60%, 01/30/2025	1,932,900
EUR	2,000,000	4.00%, 03/15/2115	1,982,537
$	1,340,000	4.60%, 01/23/2046	1,309,850
	3,414,000	4.75%, 03/08/2044	3,405,465
	7,722,000	5.75%, 10/12/2110	7,895,745

			18,989,792

		Mongolia - 0.0%
		Mongolia Government International Bond
$	425,000	4.13%, 01/05/2018(5)	408,000
	1,355,000	10.88%, 04/06/2021(2)	1,463,441

			1,871,441

		Panama - 0.1%
		Panama Government International Bond
	1,079,000	8.88%, 09/30/2027	1,591,525
	2,632,000	9.38%, 04/01/2029	4,003,930

			5,595,455

		Peru - 0.1%
		Peru Government Bond
PEN	3,325,000	5.20%, 09/12/2023	997,565
	2,295,000	6.95%, 08/12/2031	741,665
$	4,099,000	Peruvian Government International Bond 8.75%, 11/21/2033	6,466,173

			8,205,403

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.5% - (continued)
		Philippines - 0.1%
		Philippine Government International Bond
$	1,690,000	3.95%, 01/20/2040	$1,820,002
	280,000	6.38%, 01/15/2032	380,383
	240,000	6.38%, 10/23/2034	334,311
	275,000	7.75%, 01/14/2031	415,335
	275,000	9.50%, 02/02/2030	459,687

			3,409,718

		Qatar - 0.0%
		Qatar Government International Bond
	1,505,000	4.63%, 06/02/2046(2)	1,584,374
	1,125,000	4.63%, 06/02/2046(5)	1,184,332

			2,768,706

		Romania - 0.2%
		Romanian Government International Bond
EUR	1,650,000	2.75%, 10/29/2025(5)	1,937,187
	170,000	2.75%, 10/29/2025(2)	199,589
	525,000	2.88%, 05/26/2028(2)	607,613
	6,575,000	3.63%, 04/24/2024(5)	8,253,449
	430,000	3.88%, 10/29/2035(2)	520,846
	6,587,000	3.88%, 10/29/2035(5)	7,978,626

			19,497,310

		Russia - 0.4%
		Russian Foreign Bond - Eurobond
$	1,000,000	4.75%, 05/27/2026(5)	1,058,380
	1,600,000	4.88%, 09/16/2023(5)	1,719,936
	21,100,000	5.00%, 04/29/2020(5)	22,511,168
	3,600,000	5.63%, 04/04/2042(5)	3,972,960
	3,600,000	5.88%, 09/16/2043(5)	4,108,320
	481,000	12.75%, 06/24/2028(5)	841,442

			34,212,206

		Saudi Arabia - 0.3%
		Saudi Government International Bond
	7,040,000	2.38%, 10/26/2021(2)	7,022,400
	2,285,000	3.25%, 10/26/2026(2)	2,253,330
	13,580,000	4.50%, 10/26/2046(2)	13,359,325

			22,635,055

		South Africa - 0.0%
	3,280,000	South Africa Government International Bond 4.30%, 10/12/2028	3,180,616

		Sri Lanka - 0.0%
		Sri Lanka Government International Bond
	761,000	6.83%, 07/18/2026(2)	802,930
	275,000	6.85%, 11/03/2025(5)	289,463

			1,092,393

		Turkey - 0.6%
		Turkey Government International Bond
	1,340,000	4.88%, 10/09/2026	1,335,980
	4,180,000	4.88%, 04/16/2043	3,713,596
	2,735,000	5.13%, 03/25/2022	2,824,877
	1,835,000	5.63%, 03/30/2021	1,937,888
	5,520,000	5.75%, 03/22/2024	5,867,385
	8,310,000	6.00%, 01/14/2041	8,575,172
	8,605,000	6.25%, 09/26/2022	9,360,416
	4,030,000	6.63%, 02/17/2045	4,517,267
	4,840,000	6.75%, 04/03/2018	5,100,150

The accompanying notes are an integral part of these financial statements.

77

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.5% - (continued)
		Turkey - 0.6% - (continued)
$	1,233,000	6.88%, 03/17/2036	$1,401,798
	2,780,000	7.00%, 03/11/2019	3,005,875
	3,170,000	7.00%, 06/05/2020	3,484,223
	3,552,000	7.38%, 02/05/2025	4,160,383

			55,285,010

		Ukraine - 0.2%
		Ukraine Government International Bond
	1,414,000	0.00%, 05/31/2040(2)(3)	446,923
	4,015,000	7.75%, 09/01/2019(5)	4,002,955
	707,000	7.75%, 09/01/2019(2)	704,879
	1,137,000	7.75%, 09/01/2020(2)	1,126,824
	1,365,000	7.75%, 09/01/2020(5)	1,352,783
	757,000	7.75%, 09/01/2021(2)	745,645
	620,000	7.75%, 09/01/2022(2)	606,050
	550,000	7.75%, 09/01/2022(5)	537,625
	620,000	7.75%, 09/01/2023(2)	601,462
	1,025,000	7.75%, 09/01/2023(5)	994,353
	620,000	7.75%, 09/01/2024(2)	596,856
	620,000	7.75%, 09/01/2025(2)	593,476
	300,000	7.75%, 09/01/2025(5)	287,166
	620,000	7.75%, 09/01/2026(2)	591,046
	510,000	7.75%, 09/01/2026(5)	486,183
	1,602,000	7.75%, 09/01/2027(2)	1,522,060
	2,980,000	7.75%, 09/01/2027(5)	2,831,298

			18,027,584

		Venezuela - 0.2%
		Venezuela Government International Bond
	1,395,000	7.00%, 12/01/2018(5)	816,075
	3,170,000	7.00%, 03/31/2038(5)	1,326,645
	5,285,000	7.65%, 04/21/2025(5)	2,283,120
	3,790,000	7.75%, 10/13/2019(5)	1,923,425
	10,145,000	8.25%, 10/13/2024(5)	4,473,945
	7,922,200	9.00%, 05/07/2023(5)	3,636,290
	8,620,000	9.25%, 05/07/2028(5)	3,995,370

			18,454,870

		Vietnam - 0.0%
	253,000	Vietnam Government International Bond 4.80%, 11/19/2024(5)	267,527

		Total Foreign Government Obligations (cost $388,444,599)	$402,021,368

MUNICIPAL BONDS - 0.4%
		Development - 0.2%
		State of California
$	725,000	7.30%, 10/01/2039	$1,068,592
	12,785,000	7.60%, 11/01/2040	20,087,920
	550,000	7.63%, 03/01/2040	847,253

			22,003,765

		General - 0.0%
	1,505,000	Chicago Transit Authority 6.90%, 12/01/2040	1,947,827

		General Obligation - 0.1%
	2,795,000	California State, GO Taxable 7.55%, 04/01/2039	4,329,902

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 0.4% - (continued)
		General Obligation - 0.1% - (continued)
$	585,000	Illinois State, GO 5.67%, 03/01/2018	$611,003

			4,940,905

		Transportation - 0.1%
		Port Auth of New York & New Jersey
	1,850,000	4.46%, 10/01/2062	2,015,205
	15,000	4.93%, 10/01/2051	17,953
	900,000	4.96%, 08/01/2046	1,076,922
	4,165,000	5.31%, 08/01/2046	4,641,476

			7,751,556

		Total Municipal Bonds (cost $33,855,238)	$36,644,053

SENIOR FLOATING RATE INTERESTS - 0.1%(9)
		Insurance - 0.0%
$	455,000	Asurion LLC 8.50%, 03/03/2021	$458,221

		Internet - 0.0%
	1,049,542	Lands’ End, Inc. 4.25%, 04/04/2021	801,147

		Machinery-Diversified - 0.1%
	1,889,638	Gardner Denver, Inc. 4.25%, 07/30/2020	1,832,515

		Media - 0.0%
	1,160,000	Virgin Media Investment Holdings Ltd. 3.50%, 06/30/2023	1,164,501

		Semiconductors - 0.0%
	311,922	NXP B.V. 3.41%, 12/07/2020	312,877

		Total Senior Floating Rate Interests (cost $4,829,677)	$4,569,261

U.S. GOVERNMENT SECURITIES - 0.1%
		U.S. Treasury Securities - 0.1%
		U.S. Treasury Bonds - 0.0%
$	500,000	U.S. Treasury Bonds 3.00%, 11/15/2044	$543,086

			543,086

		U.S. Treasury Notes - 0.1%
	3,375,000	1.63%, 12/31/2019	3,435,250
	520,000	2.25%, 11/15/2024	540,638
	1,250,000	2.38%, 08/15/2024	1,312,060

			5,287,948

		Total U.S. Government Securities (cost $5,731,561)	$5,831,034

CONVERTIBLE BONDS - 0.0%
		Home Builders - 0.0%
$	180,000	M/I Homes, Inc. 3.00%, 03/01/2018	$179,888

The accompanying notes are an integral part of these financial statements.

78

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CONVERTIBLE BONDS - 0.0% - (continued)
		Insurance - 0.0%
$	1,000,000	MGIC Investment Corp. 2.00%, 04/01/2020	$1,277,500

		Oil & Gas - 0.0%
	1,415,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	650,900

		Total Convertible Bonds (cost $2,727,642)	$2,108,288

		Total Long-Term Investments (cost $8,017,867,999)	$8,577,174,896

SHORT-TERM INVESTMENTS - 3.6%
		Other Investment Pools & Funds - 3.6%
$	321,521,227	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$321,521,227

		Total Short-Term Investments (cost $321,521,227)	$321,521,227

Total Investments (cost $8,339,389,226)^	99.4%	$8,898,696,123
Other Assets and Liabilities	0.6%	54,587,547

Total Net Assets	100.0%	$8,953,283,670

The accompanying notes are an integral part of these financial statements.

79

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $8,336,810,232 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$655,437,458
Unrealized Depreciation	(93,551,567)

Net Unrealized Appreciation	$561,885,891

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of these securities was $0, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $731,245,904, which represents 8.2% of total net assets.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(5)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $178,634,706, which represents 2.0% of total net assets.

(6)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(7)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(8)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(9)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2016.

Futures Contracts Outstanding at October 31, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	1,233	12/30/2016	$269,374,287	$268,967,392	$(406,895)
U.S. Treasury 5-Year Note Future	4,198	12/30/2016	509,717,281	507,105,281	(2,612,000)
U.S. Treasury Long Bond Future	334	12/20/2016	56,372,189	54,348,063	(2,024,126)

Total					$(5,043,021)

The accompanying notes are an integral part of these financial statements.

80

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2016

Futures Contracts Outstanding at October 31, 2016 - (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Short position contracts:
Euro BUXL 30-Year Bond Future	44	12/08/2016	$9,246,316	$8,688,386	$557,930
Euro-BOBL Future	69	12/08/2016	9,985,435	9,930,897	54,538
Euro-Bund Future	141	12/08/2016	25,531,243	25,101,125	430,118
U.S. Treasury 10-Year Note Future	4,193	12/20/2016	548,744,893	543,517,625	5,227,268
U.S. Treasury Ultra Bond Future	295	12/20/2016	54,973,190	51,901,562	3,071,628

Total					$9,341,482

Total futures contracts					$4,298,461

OTC Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/ Receive Fixed Rate /Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Buy protection:
Venezuela Government International Bond	BOA	USD	745,000	(5.00%)/41.20%	03/20/19	$138,287	$—	$348,687	$210,400
Venezuela Government International Bond	DEUT	USD	585,000	(5.00%)/41.20%	03/20/19	106,318	—	273,801	167,483

Total						$244,605	$—	$622,488	$377,883

Credit default swaps on single-name issues:
Sell protection:
Russian Foreign Bond - Eurobond	BOA	USD	4,155,000	1.00%/1.83%	12/20/20	$—	$(409,253)	$(132,267)	$276,986
Russian Foreign Bond - Eurobond	BNP	USD	2,630,000	1.00%/1.83%	12/20/20	—	(270,109)	(83,722)	186,387
Russian Foreign Bond - Eurobond	GSC	USD	915,000	1.00%/1.83%	12/20/20	—	(63,431)	(29,116)	34,315
Russian Foreign Bond - Eurobond	BOA	USD	1,220,000	1.00%/2.22%	12/20/21	—	(78,130)	(69,756)	8,374
Russian Foreign Bond - Eurobond	BNP	USD	655,000	1.00%/2.22%	12/20/21	—	(41,498)	(37,451)	4,047
Russian Foreign Bond - Eurobond	BNP	USD	590,000	1.00%/2.22%	12/20/21	—	(36,056)	(33,734)	2,322

Total						$—	$(898,477)	$(386,046)	$512,431

Total single-name issues						$244,605	$(898,477)	$236,442	$890,314

Total OTC contracts						$244,605	$(898,477)	$236,442	$890,314

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate		Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CDX.NA.HY.27	USD	18,070,000	(5.00%	)	12/20/21	$785,356	$701,199	$(84,157)

Total						$785,356	$701,199	$(84,157)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

81

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
COP	Sell	12/21/16	SSG	$507,448	$506,360	$1,088
EUR	Buy	12/21/16	BOA	587,088	592,019	4,931
EUR	Buy	12/21/16	GSC	436,382	440,162	3,780
EUR	Buy	12/21/16	BCLY	461,181	464,371	3,190
EUR	Buy	12/21/16	MSC	553,174	555,705	2,531
EUR	Buy	12/21/16	HSBC	488,836	489,681	845
EUR	Buy	12/21/16	BCLY	577,966	577,714	(252)
EUR	Buy	12/21/16	BOA	270,575	268,499	(2,076)
EUR	Buy	12/21/16	CBK	111,562	108,940	(2,622)
EUR	Buy	12/21/16	CBK	555,885	552,404	(3,481)
EUR	Sell	11/30/16	CBK	10,882,568	10,972,018	(89,450)
EUR	Sell	12/21/16	CSFB	12,098,666	11,816,166	282,500
EUR	Sell	12/21/16	CBA	12,098,182	11,816,165	282,017
EUR	Sell	12/21/16	SSG	12,096,947	11,817,267	279,680
EUR	Sell	12/21/16	RBC	12,093,866	11,816,166	277,700
EUR	Sell	12/21/16	MSC	3,153,576	3,078,937	74,639
EUR	Sell	12/21/16	MSC	1,787,655	1,747,445	40,210
EUR	Sell	12/21/16	JPM	890,800	869,321	21,479
EUR	Sell	12/21/16	JPM	352,832	346,629	6,203
EUR	Sell	12/21/16	SSG	1,096,121	1,091,603	4,518
EUR	Sell	12/21/16	CSFB	934,021	929,844	4,177
EUR	Sell	12/21/16	GSC	261,829	264,097	(2,268)
GBP	Sell	11/30/16	CBK	1,840,620	1,852,987	(12,367)
PEN	Sell	12/21/16	SCB	1,524,652	1,553,625	(28,973)

Total						$1,147,999

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC

Currency Abbreviations:
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
GBP	British Pound
PEN	Peruvian Nuevo Sol

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield

Other Abbreviations:
ADR	American Depositary Receipt
CJSC	Closed Joint Stock Company
CMO	Collateralized Mortgage Obligation
JSC	Joint Stock Company
MSCI	Morgan Stanley Capital International
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
PAC	Planned Amortization Class
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

Municipal Abbreviations:
GO	General Obligation

The accompanying notes are an integral part of these financial statements.

82

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$506,794,778	$506,794,778	$—	$—
Capital Goods	308,968,770	308,968,770	—	—
Consumer Durables & Apparel	33,919,197	33,919,197	—	—
Consumer Services	55,779,561	55,779,561	—	—
Diversified Financials	153,457,309	153,457,309	—	—
Energy	613,168,500	572,707,647	40,460,853	—
Food, Beverage & Tobacco	418,162,171	361,240,455	56,921,716	—
Household & Personal Products	65,062,413	65,062,413	—	—
Insurance	176,500,826	176,500,826	—	—
Materials	141,798,662	141,798,662	—	—
Pharmaceuticals, Biotechnology & Life Sciences	519,729,202	430,349,338	89,379,864	—
Real Estate	20,686,190	20,686,190	—	—
Semiconductors & Semiconductor Equipment	199,396,625	199,396,625	—	—
Software & Services	192,823,123	192,823,123	—	—
Technology Hardware & Equipment	127,859,207	127,859,207	—	—
Telecommunication Services	155,887,651	155,887,651	—	—
Transportation	100,553,282	100,553,282	—	—
Utilities	287,293,370	262,228,452	25,064,918	—
Asset & Commercial Mortgage Backed Securities	135,152,089	—	135,152,089	—
Corporate Bonds	3,913,007,966	—	3,913,007,966	—
Foreign Government Obligations	402,021,368	—	402,021,368	—
Municipal Bonds	36,644,053	—	36,644,053	—
Senior Floating Rate Interests	4,569,261	—	4,569,261	—
U.S. Government Securities	5,831,034	—	5,831,034	—
Convertible Bonds	2,108,288	—	2,108,288	—
Short-Term Investments	321,521,227	321,521,227	—	—
Foreign Currency Contracts(2)	1,289,488	—	1,289,488	—
Futures Contracts(2)	9,341,482	9,341,482	—	—
Swaps - Credit Default(2)	890,314	—	890,314	—

Total	$8,910,217,407	$4,196,876,195	$4,713,341,212	$—

Liabilities
Foreign Currency Contracts(2)	$(141,489)	$—	$(141,489)	$—
Futures Contracts(2)	(5,043,021)	(5,043,021)	—	—
Swaps - Credit Default(2)	(84,157)	—	(84,157)	—

Total	$(5,268,667)	$(5,043,021)	$(225,646)	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

83

The Hartford Checks and Balances Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 100.2%
	Domestic Equity Funds - 66.7%
15,277,356	The Hartford Capital Appreciation Fund, Class Y	$601,316,720
25,110,976	The Hartford Dividend and Growth Fund, Class Y	601,910,084

	Total Domestic Equity Funds (cost $1,106,433,265)	1,203,226,804

	Taxable Fixed Income Funds - 33.5%
56,773,951	The Hartford Total Return Bond Fund, Class Y	604,642,581

	Total Taxable Fixed Income Funds (cost $613,131,662)	604,642,581

	Total Affiliated Investment Companies (cost $1,719,564,927)	$1,807,869,385

	Total Long-Term Investments (cost $1,719,564,927)	$1,807,869,385

Total Investments (cost $1,719,564,927)^	100.2%	$1,807,869,385
Other Assets and Liabilities	(0.2)%	(4,197,302)

Total Net Assets	100.0%	$1,803,672,083

The accompanying notes are an integral part of these financial statements.

84

The Hartford Checks and Balances Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $1,776,858,840 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$39,499,626
Unrealized Depreciation	(8,489,081)

Net Unrealized Appreciation	$31,010,545

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

85

The Hartford Checks and Balances Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Affiliated Investment Companies	$1,807,869,385	$1,807,869,385	$—	$—

Total	$1,807,869,385	$1,807,869,385	$—	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

86

The Hartford Conservative Allocation Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 100.2%
	Alternative Funds - 4.0%
645,858	Hartford Real Total Return Fund, Class Y	$5,702,928

	Total Alternative Funds (cost $6,569,135)	5,702,928

	Domestic Equity Funds - 27.8%
469,453	Hartford Core Equity Fund, Class Y	11,360,771
347,912	Hartford Small Cap Core Fund, Class Y	4,174,942
633,220	The Hartford Equity Income Fund, Class Y	11,480,286
101,446	The Hartford Growth Opportunities Fund, Class Y	4,182,623
298,312	The Hartford MidCap Fund, Class Y	8,484,002

	Total Domestic Equity Funds (cost $38,082,109)	39,682,624

	International/Global Equity Funds - 8.0%
470,624	The Hartford International Opportunities Fund, Class Y	7,092,301
304,519	The Hartford International Small Company Fund, Class Y	4,226,720

	Total International/Global Equity Funds (cost $11,683,505)	11,319,021

	Multi-Strategy Funds - 5.0%
673,650	The Hartford Global All-Asset Fund, Class Y	7,133,955

	Total Multi-Strategy Funds (cost $6,708,471)	7,133,955

	Taxable Fixed Income Funds - 55.4%
254,665	The Hartford Inflation Plus Fund*, Class Y	2,872,620
1,803,516	The Hartford Quality Bond Fund, Class Y	18,684,423
1,166,500	The Hartford Short Duration Fund, Class Y	11,501,688
1,633,264	The Hartford Strategic Income Fund, Class Y	14,291,059
1,080,426	The Hartford Total Return Bond Fund, Class Y	11,506,542
1,931,779	The Hartford World Bond Fund, Class Y	20,090,500

	Total Taxable Fixed Income Funds (cost $78,221,012)	78,946,832

	Total Affiliated Investment Companies (cost $141,264,232)	$142,785,360

	Total Long-Term Investments (cost $141,264,232)	$142,785,360

Total Investments (cost $141,264,232)^	100.2%	$142,785,360
Other Assets and Liabilities	(0.2)%	(232,791)

Total Net Assets	100.0%	$142,552,569

The accompanying notes are an integral part of these financial statements.

87

The Hartford Conservative Allocation Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $141,685,682 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,979,781
Unrealized Depreciation	(1,880,103)

Net Unrealized Appreciation	$1,099,678

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

88

The Hartford Conservative Allocation Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Affiliated Investment Companies	$142,785,360	$142,785,360	$—	$—

Total	$142,785,360	$142,785,360	$—	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

89

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 8.0%
		Canada - 0.4%
$	250,000	CARDS II Trust 1.24%, 07/15/2021(1)(2)	$250,903
	400,000	Evergreen Credit Card Trust 1.26%, 04/15/2020(1)(2)	402,071
		Golden Credit Card Trust
	400,000	0.96%, 07/15/2019(1)(2)	400,480
	105,000	0.98%, 02/15/2020(1)(2)	105,162
	200,000	0.99%, 03/15/2021(1)(2)	200,139

			1,358,755

		Cayman Islands - 1.0%
	255,000	Ares CLO Ltd. 2.33%, 04/20/2023(1)(2)	253,215
	250,000	Atlas Senior Loan Fund Ltd. 2.30%, 07/16/2026(1)(2)	249,875
		BlueMountain CLO Ltd.
	305,000	2.23%, 11/20/2024(1)(2)	305,296
	500,000	2.54%, 07/15/2018(1)(2)	496,321
	250,000	Carlyle Global Market Strategies Ltd. 2.40%, 04/17/2025(1)(2)	251,062
	200,000	CIFC Funding Ltd. 2.63%, 01/29/2025(1)(2)	200,000
	350,000	Dryden Senior Loan Fund 2.36%, 07/15/2026(1)(2)	350,687
	363,670	LCM XVII L.P. 2.24%, 10/15/2026(1)(2)(3)	363,670
	204,000	LSTAR Securities Investment Trust 2.53%, 10/01/2021(1)(2)(4)	201,217
		Madison Park Funding Ltd.
	300,000	2.16%, 10/23/2025(1)(2)	299,711
	250,000	3.29%, 01/27/2026(1)(2)	250,136
	250,000	Marine Park CLO Ltd. 2.60%, 05/18/2023(1)(2)	246,730

			3,467,920

		United States - 6.6%
		Ally Auto Receivables Trust
	139,855	0.97%, 10/15/2018	139,819
	315,000	1.49%, 11/15/2019	316,100
		Ally Master Owner Trust
	100,000	1.43%, 06/17/2019	100,164
	100,000	1.54%, 09/15/2019	100,316
	85,000	Americredit Automobile Receivables Trust 1.53%, 07/08/2021	84,973
		AmeriCredit Automobile Receivables Trust
	50,000	1.68%, 07/08/2019	50,109
	75,000	1.81%, 10/08/2020	75,401
	65,000	2.21%, 05/10/2021	65,702
	60,000	2.72%, 09/09/2019	60,561
	120,000	2.86%, 12/09/2019	122,026
	280,000	3.41%, 10/08/2020(1)	283,095
	282,790	Asset Backed Securities Corp. Home Equity Loan Trust 1.04%, 08/25/2034(2)	241,517
	53,628	Banc of America Mortgage Trust 3.20%, 04/25/2034(2)	53,307
	534,157	Bear Stearns Asset Backed Securities I Trust 6.00%, 11/25/2035	538,342
	125,235	Bear Stearns Commercial Mortgage Securities Trust 5.33%, 02/11/2044	125,857

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 8.0% - (continued)
		United States - 6.6% - (continued)
$	234,724	Bear Stearns Commercial Mortgage Securities, Inc. 5.72%, 06/11/2040(2)	$237,788
		Cabela’s Credit Card Master Note Trust
	180,000	0.99%, 07/15/2022(2)	179,064
	195,000	1.08%, 03/15/2023(2)	195,008
		Capital Auto Receivables Asset Trust
	345,628	1.23%, 11/20/2018(2)	346,316
	125,000	1.46%, 06/22/2020	124,892
	15,000	2.22%, 01/22/2019	15,079
	370,000	Capital One Multi-Asset Execution Trust 1.34%, 04/15/2022	370,023
	400,000	Carmax Auto Owner Trust 1.17%, 08/15/2019	400,151
	287,758	CHL Mortgage Pass-Through Trust 3.13%, 09/25/2047(2)	254,884
	39,671	Chrysler Capital Auto Receivables Trust 1.31%, 05/15/2019(1)	39,690
	394,000	Citigroup Commercial Mortgage Trust 5.71%, 12/10/2049(2)	399,301
	137,705	COLT Mortgage Loan Trust 2.75%, 09/25/2046(1)(2)	138,561
		Connecticut Avenue Securities
	113,406	1.98%, 01/25/2029(2)	113,975
	385,000	4.83%, 02/25/2025(2)	400,226
	469,978	5.08%, 02/25/2025(2)	488,778
	775,000	5.43%, 11/25/2024(2)	830,243
	375,000	5.53%, 11/25/2024(2)	401,112
	800,000	5.53%, 07/25/2025(2)	852,260
	387,801	Countrywide Alternative Loan Trust 5.25%, 08/25/2035	349,005
	1,605	Credit Suisse Commercial Mortgage Trust 5.54%, 01/15/2049(2)	1,603
	155,000	CSAIL Commercial Mortgage Trust 4.36%, 08/15/2048(2)	156,791
	142,548	Drive Auto Receivables Trust 2.12%, 06/17/2019(1)	143,009
		Fannie Mae Connecticut Avenue Securities
	250,000	4.78%, 01/25/2029(2)	252,697
	540,000	4.98%, 01/25/2029(2)	550,357
		First Investors Auto Owner Trust
	235,052	1.92%, 05/15/2020(1)	235,919
	95,000	2.91%, 01/15/2020(1)	95,965
	400,000	Ford Credit Floorplan Master Owner Trust 0.94%, 02/15/2019(2)	400,191
		FREMF Mortgage Trust
	45,000	3.04%, 03/25/2045(1)(2)	45,146
	55,597	3.28%, 11/25/2046(1)(2)	55,526
	185,000	3.37%, 05/25/2045(1)(2)	189,502
	165,000	3.82%, 06/25/2047(1)(2)	170,462
	500,000	3.94%, 07/25/2045(1)(2)	531,724
	215,000	4.22%, 06/25/2047(1)(2)	230,046
	464,283	GE Commercial Mortgage Corp. 4.41%, 06/10/2048(2)	463,750
	97,099	GLS Auto Receivables Trust 2.73%, 10/15/2020(1)	97,192
	385,000	GM Financial Automobile Leasing Trust 1.68%, 12/20/2018	387,007
	50,000	Green Tree Agency Advance Funding Trust I 2.38%, 10/15/2048(1)	49,894

The accompanying notes are an integral part of these financial statements.

90

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 8.0% - (continued)
		United States - 6.6% - (continued)
		GSR Mortgage Loan Trust
$	85,874	2.48%, 01/25/2035(2)	$81,694
	130,988	2.94%, 09/25/2035(2)	134,883
	205,000	Honda Auto Receivables Owner Trust 1.01%, 10/18/2018	204,950
	294,160	Huntington Auto Trust 1.24%, 09/16/2019	294,492
	145,000	JP Morgan Chase Commercial Mortgage Securities Trust 4.74%, 01/15/2049(2)	150,487
	106,387	JP Morgan Mortgage Acquisition Trust 5.03%, 11/25/2036	106,546
	88,694	JP Morgan Mortgage Trust 3.00%, 09/25/2044(1)(2)	90,664
		LB-UBS Commercial Mortgage Trust
	280,699	5.43%, 02/15/2040	282,329
	293,249	6.11%, 04/15/2041(2)	305,947
		LSTAR Securities Investment Trust
	170,357	2.53%, 01/01/2020(1)(2)	169,505
	162,327	2.53%, 04/01/2020(1)(2)	160,095
	242,746	2.53%, 05/01/2020(1)(2)	238,677
	231,605	2.53%, 08/01/2020(1)(2)	231,256
	109,185	2.53%, 10/01/2020(1)(2)	108,707
	166,935	2.53%, 12/01/2021(1)(2)	166,255
	329,655	MASTR Adjustable Rate Mortgages Trust 1.16%, 03/25/2035(2)	325,896
	60,000	Mercedes-Benz Auto Receivables Trust 1.31%, 11/16/2020	60,136
	19,363	Merrill Lynch/Countrywide Commercial Mortgage Trust 5.38%, 08/12/2048	19,402
	96,873	Mill City Mortgage Loan Trust 2.50%, 04/25/2057(1)(2)	97,617
	2,521	Morgan Stanley Capital I Trust 5.51%, 11/12/2049(2)	2,522
		MortgageIT Trust
	220,131	0.83%, 08/25/2035(2)	207,167
	211,305	1.17%, 02/25/2035(2)	203,319
		Nationstar HECM Loan Trust
	96,580	2.01%, 08/25/2026(1)	96,083
	59,012	2.88%, 11/25/2025(1)	59,036
	142,151	New Residential Mortgage Loan Trust 3.25%, 09/25/2056(1)(2)	145,859
		NRZ Advance Receivables Trust
	303,000	2.58%, 10/15/2049(1)	303,000
	340,000	3.30%, 08/17/2048(1)	341,793
	410,000	Opteum Mortgage Acceptance Corp. 0.96%, 04/25/2035(2)	392,195
	55,393	Option One Mortgage Loan Trust 1.03%, 02/25/2035(2)	54,941
		Santander Drive Auto Receivables Trust
	155,000	1.50%, 08/17/2020	154,955
	100,000	1.58%, 09/16/2019	100,188
	32,378	1.62%, 02/15/2019	32,398
	400,000	2.33%, 11/15/2019	402,943
	390,000	2.65%, 08/17/2020	395,271
	35,879	Skopos Auto Receivables Trust 3.10%, 12/15/2023(1)	35,839
	70,374	Springleaf Funding Trust 2.41%, 12/15/2022(1)	70,454

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 8.0% - (continued)
		United States - 6.6% - (continued)
$	388,276	Structured Agency Credit Risk Debt Notes 2.18%, 04/25/2024(2)	$390,536
	180,923	Thornburg Mortgage Securities Trust 2.37%, 04/25/2045(2)	181,214
		Towd Point Mortgage Trust
	204,902	2.25%, 08/25/2055(1)(2)	205,209
	169,686	2.75%, 02/25/2055(1)(2)	172,794
	139,969	2.75%, 04/25/2055(1)(2)	141,758
	119,668	2.75%, 05/25/2055(1)(2)	121,252
	184,594	3.00%, 03/25/2054(1)(2)	188,236
	199,000	3.75%, 04/25/2055(1)(2)	203,277
	210,000	Volkswagen Auto Loan Enhanced Trust 1.16%, 03/20/2020	209,767
	195,000	Wachovia Bank Commercial Mortgage Trust 5.29%, 10/15/2044(1)(2)	192,874
		Wells Fargo Dealer Floorplan Master Note Trust
	96,000	1.03%, 01/20/2020(2)	95,952
	400,000	1.28%, 04/22/2019(2)	400,739
		Westlake Automobile Receivables Trust
	6,138	1.17%, 03/15/2018(1)	6,138
	97,324	1.47%, 05/17/2021(1)(2)	97,475
	258,401	1.82%, 01/15/2019(1)	259,052
	250,000	3.40%, 01/15/2021(1)	251,640

			21,895,840

		Total Asset & Commercial Mortgage Backed Securities (cost $26,567,901)	$26,722,515

CORPORATE BONDS - 3.8%
		Argentina - 0.1%
$	160,000	YPF S.A. 26.33%, 07/07/2020(2)(5)	$181,000

		Austria - 0.1%
EUR	200,000	BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG 8.13%, 10/30/2023(5)	277,654
$	200,000	Erste Group Bank AG 5.50%, 05/26/2025(2)(5)	206,500

			484,154

		Belgium - 0.0%
EUR	125,000	KBC Groep N.V. 5.63%, 03/19/2019(2)(5)(6)	137,219

		Colombia - 0.1%
$	225,000	Colombia Telecomunicaciones S.A. ESP 8.50%, 12/29/2049(2)(5)(6)	199,350

		Denmark - 0.1%
EUR	200,000	Danske Bank AS 5.75%, 04/06/2020(2)(5)(6)	227,783

		France - 0.7%
$	225,000	AXA S.A. 6.46%, 12/14/2018(2)(5)(6)	234,607
		BNP Paribas S.A.
EUR	225,000	2.25%, 01/13/2021(5)	267,685
$	200,000	7.38%, 08/19/2025(2)(5)(6)	205,250
	250,000	7.63%, 03/30/2021(2)(5)(6)	261,250

The accompanying notes are an integral part of these financial statements.

91

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 3.8% - (continued)
		France - 0.7% - (continued)
$	250,000	BPCE S.A. 4.00%, 04/15/2024	$271,607
EUR	100,000	Credit Agricole Assurances S.A. 4.25%, 01/13/2025(2)(5)(6)	108,815
		Credit Agricole S.A.
	100,000	0.88%, 01/19/2022(5)	112,710
$	350,000	3.88%, 04/15/2024(5)	378,020
	225,000	6.63%, 09/23/2019(2)(5)(6)	218,812
	250,000	Societe Generale S.A. 7.88%, 12/18/2023(2)(5)(6)	247,500

			2,306,256

		Guernsey - 0.2%
		Credit Suisse Group Funding Guernsey Ltd.
EUR	175,000	1.25%, 04/14/2022(5)	191,911
$	350,000	3.13%, 12/10/2020	353,506
	285,000	4.88%, 05/15/2045	299,335

			844,752

		Hong Kong - 0.1%
	355,000	AIA Group Ltd. 3.20%, 03/11/2025(5)	357,064

		Ireland - 0.1%
	300,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 4.50%, 05/15/2021	311,850
	200,000	Aquarius & Investments plc for Swiss Reinsurance Co., Ltd. 6.38%, 09/01/2024(2)(5)	209,981

			521,831

		Italy - 0.1%
EUR	200,000	Intesa Sanpaolo Vita S.p.A. 4.75%, 12/17/2024(2)(5)(6)	216,282

		Luxembourg - 0.1%
$	295,000	Wind Acquisition Finance S.A. 7.38%, 04/23/2021(5)	303,112

		Mauritius - 0.1%
	300,000	MTN Mauritius Investment Ltd. 4.76%, 11/11/2024(5)	282,387

		Netherlands - 0.3%
EUR	200,000	ABN Amro Bank N.V. 5.75%, 09/22/2020(2)(5)(6)	223,251
	100,000	Achmea B.V. 6.00%, 04/04/2043(2)(5)	120,339
$	250,000	Cooperatieve Rabobank UA 3.38%, 05/21/2025	263,490
	250,000	ING Groep N.V. 6.50%, 04/16/2025(2)(6)	247,500

			854,580

		Spain - 0.1%
EUR	200,000	Banco Bilbao Vizcaya Argentaria S.A. 7.00%, 02/19/2019(2)(5)(6)	212,153
	300,000	Banco Santander S.A. 6.25%, 03/12/2019(2)(5)(6)	306,091

			518,244

		Switzerland - 0.4%
	200,000	Credit Suisse AG 5.75%, 09/18/2025(2)(5)	238,807

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 3.8% - (continued)
		Switzerland - 0.4% - (continued)
		UBS AG
$	275,000	4.75%, 05/22/2023(2)(5)	$280,500
	250,000	5.13%, 05/15/2024(5)	260,000
		UBS Group AG
	275,000	6.88%, 08/07/2025(2)(5)(6)	272,141
	200,000	7.13%, 02/19/2020(2)(5)(6)	204,750

			1,256,198

		United Kingdom - 0.7%
	450,000	Barclays plc 3.20%, 08/10/2021	453,096
		HSBC Holdings plc
	200,000	3.60%, 05/25/2023	206,580
	275,000	3.90%, 05/25/2026	284,650
	265,000	6.88%, 06/01/2021(2)(6)	278,912
EUR	200,000	Lloyds Banking Group plc 6.38%, 06/27/2020(2)(5)(6)	220,593
GBP	100,000	Nationwide Building Society 6.88%, 06/20/2019(2)(5)(6)	120,319
$	315,000	Royal Bank of Scotland Group plc 8.63%, 08/15/2021(2)(6)	313,425
	200,000	Santander UK plc 4.00%, 03/13/2024	215,577
	200,000	Standard Chartered plc 6.41%, 01/29/2049(2)(5)(6)	194,250

			2,287,402

		United States - 0.5%
	125,000	Concho Resources, Inc. 5.50%, 04/01/2023	127,875
	175,000	Continental Resources, Inc. 4.90%, 06/01/2044	148,969
	125,000	Diamondback Energy, Inc. 7.63%, 10/01/2021	132,375
	350,000	Eagle Materials, Inc. 4.50%, 08/01/2026	352,788
	125,000	Matador Resources Co. 6.88%, 04/15/2023	131,250
	325,000	Navient Corp. 7.25%, 09/25/2023	323,781
	125,000	Noble Energy, Inc. 5.05%, 11/15/2044	126,131
	150,000	QEP Resources, Inc. 5.38%, 10/01/2022	148,500
	125,000	RSP Permian, Inc. 6.63%, 10/01/2022	131,719

			1,623,388

		Total Corporate Bonds (cost $12,497,714)	$12,601,002

FOREIGN GOVERNMENT OBLIGATIONS - 9.7%
		Argentina - 0.4%
$	1,000,000	Argentina Bonar Bonds 7.00%, 04/17/2017	$1,018,994
	350,000	Provincia del Chubut Argentina 7.75%, 07/26/2026(1)	353,500

			1,372,494

The accompanying notes are an integral part of these financial statements.

92

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 9.7% - (continued)
		Australia - 0.2%
AUD	950,000	Australia Government Bond 3.25%, 06/21/2039(5)	$748,698

		Brazil - 0.5%
BRL	5,245,420	Brazil Notas do Tesouro Nacional 6.00%, 08/15/2022(7)	1,643,005

		Greece - 0.2%
		Hellenic Republic Government Bond
EUR	96,000,000	0.00%, 10/15/2042(2)	243,437
	300,000	3.00%, 02/24/2027(5)	225,621
	325,000	3.00%, 02/24/2041(5)	204,321

			673,379

		Iceland - 0.4%
ISK	112,400,000	Iceland Rikisbref 8.00%, 06/12/2025	1,189,460

		India - 0.4%
INR	80,000,000	India Government Bond 8.79%, 11/08/2021	1,298,628

		Japan - 2.9%
JPY	510,000,000	Japan Treasury Discount Bill 0.00%, 11/21/2016	4,863,790
		Japanese Government CPI Linked Bond
	147,723,600	0.10%, 09/10/2023(7)	1,469,122
	314,700,400	0.10%, 09/10/2024(7)	3,158,227

			9,491,139

		Mexico - 0.5%
MXN	21,727,453	Mexican Udibonos 4.50%, 11/22/2035(7)	1,329,463
$	476,000	Mexico Government International Bond 5.75%, 10/12/2110	486,710

			1,816,173

		New Zealand - 0.4%
		New Zealand Government Bond
NZD	828,400	2.00%, 09/20/2025(5)(7)	610,189
	1,052,060	3.00%, 09/20/2030(5)(7)	867,273

			1,477,462

		Norway - 0.2%
NOK	5,865,000	Norway Government Bond 1.50%, 02/19/2026(1)(5)	717,243

		Poland - 1.1%
		Poland Government Bond
PLN	5,500,000	1.75%, 07/25/2021	1,356,768
	9,025,000	2.50%, 07/25/2026	2,183,069

			3,539,837

		Portugal - 0.8%
$	2,025,000	Portugal Government International Bond 5.13%, 10/15/2024(5)	2,004,750
EUR	600,000	Portugal Obrigacoes do Tesouro OT 2.88%, 07/21/2026(1)(5)	633,093

			2,637,843

		Russia - 0.7%
RUB	86,025,000	Russian Federal Bond - OFZ 6.40%, 05/27/2020	1,263,893
	66,368,455	Russian Federal Inflation Linked Bond 2.50%, 08/16/2023(7)	1,024,837

			2,288,730

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 9.7% - (continued)
		Singapore - 0.4%
SGD	1,950,000	Singapore Government Bond 2.13%, 06/01/2026	$1,429,117

		Thailand - 0.2%
THB	22,589,515	Thailand Government Bond 1.25%, 03/12/2028(5)(7)	602,816

		Turkey - 0.4%
TRY	3,678,616	Turkey Government Bond 3.00%, 02/23/2022(7)	1,214,416

		Total Foreign Government Obligations (cost $33,852,772)	$32,140,440

U.S. GOVERNMENT AGENCIES - 12.9%
		United States - 12.9%
		FHLMC - 3.1%
$	350,000	4.78%, 11/25/2023(2)	$368,512
	396,000	2.53%, 12/25/2028(2)	400,228
	475,000	3.00%, 12/01/2046(3)(8)	488,025
	925,000	4.50%, 11/01/2046(3)(8)	1,010,815
	637,717	3.50%, 03/15/2041(9)	76,806
	569,378	2.50%, 03/15/2028(9)	50,380
	2,305,648	0.26%, 06/25/2025(2)(9)	44,476
	392,000	3.43%, 07/25/2028(2)	403,555
	350,000	3.50%, 11/01/2046(3)(8)	367,322
	4,936,000	4.00%, 11/01/2046(3)(8)	5,279,784
	379,000	4.00%, 12/01/2046(3)(8)	404,990
	67,075	3.00%, 03/15/2033(9)	7,995
	250,000	5.08%, 10/25/2024(2)	264,382
	250,000	5.28%, 10/25/2024(2)	266,580
	500,000	5.33%, 05/25/2028(2)	527,632
	168,122	3.93%, 07/25/2023(2)	170,766
	250,000	2.48%, 05/25/2025(2)	254,576
	39,726	4.00%, 07/15/2027(9)	4,344

			10,391,168

		FNMA - 7.0%
	271,839	5.14%, 10/01/2024	325,931
	4,740	2.78%, 04/01/2022	4,954
	4,679	3.20%, 04/01/2022	4,981
	260,574	7.27%, 02/01/2031	347,805
	14,506	3.67%, 08/01/2023	15,860
	288,122	3.78%, 10/01/2023	315,504
	25,000	3.93%, 10/01/2023	27,641
	333,190	3.37%, 07/01/2025	358,374
	191,691	3.81%, 11/01/2023	211,577
	5,000	3.70%, 10/01/2023	5,495
	190,431	3.65%, 08/01/2023	207,963
	19,132	3.87%, 10/01/2025	21,262
	5,000	3.86%, 11/01/2023	5,560
	14,061	4.06%, 10/01/2028	15,996
	10,000	3.86%, 12/01/2025	11,133
	4,869	3.45%, 01/01/2024	5,274
	4,869	3.47%, 01/01/2024	5,280
	5,000	3.76%, 03/01/2024	5,513
	4,972	3.97%, 05/01/2029	5,586
	19,853	3.34%, 04/01/2024	21,410
	30,000	2.76%, 05/01/2021	31,284
	129,958	3.42%, 04/01/2024	140,688
	29,284	3.89%, 05/01/2030	32,402
	9,671	3.96%, 05/01/2034	10,769

The accompanying notes are an integral part of these financial statements.

93

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 12.9% - (continued)
		United States - 12.9% - (continued)
		FNMA - 7.0% - (continued)
$	478,038	3.50%, 04/25/2027(9)	$51,182
	134,048	3.50%, 10/25/2027(9)	15,354
	8,950,000	2.50%, 11/01/2031(3)(8)	9,209,410
	3,675,000	3.00%, 11/01/2046(3)(8)	3,783,527
	4,700,000	4.50%, 11/01/2046(3)(8)	5,136,953
	100,000	6.00%, 11/01/2046(3)(8)	114,639
	41,651	5.46%, 05/25/2042(2)(9)	4,957
	313,929	4.50%, 02/25/2043(9)	56,460
	694,161	3.00%, 10/01/2029	726,739
	769,282	3.00%, 12/01/2030	805,522
	887,802	3.00%, 01/01/2031	929,630
	207,069	2.04%, 06/25/2055(2)(9)	14,413
	578,037	1.95%, 08/25/2044(2)(9)	47,500
	393,906	1.89%, 05/25/2046(2)(9)	23,006
	69,714	3.00%, 09/25/2027(9)	7,054

			23,064,588

		GNMA - 2.7%
	87,358	3.50%, 02/16/2030(9)	9,145
	116,763	3.50%, 05/16/2042(9)	19,504
	425,558	3.00%, 07/20/2028(9)	39,507
	1,533,500	4.00%, 11/01/2046(3)(8)	1,642,582
	304,993	3.50%, 07/20/2029(9)	32,672
	400,171	3.00%, 08/20/2027(9)	39,755
	437,621	3.00%, 08/15/2045	455,671
	1,000,000	6.00%, 11/01/2046(3)(8)	1,142,793
	5,412,500	3.00%, 11/01/2046(3)(8)	5,638,303
	50,000	3.50%, 11/01/2046(3)(8)	52,953
	369,296	4.00%, 04/16/2026(9)	41,502

			9,114,387

		Other - 0.1%
	186,455	SLM Student Loan Trust 1.05%, 07/25/2023(2)	185,427

		Total U.S. Government Agencies (cost $42,556,893)	$42,755,570

U.S. GOVERNMENT SECURITIES - 3.5%
		United States - 3.5%
		U.S. Treasury Bonds - 1.3%
$	664,807	0.75%, 02/15/2045(7)	$667,889
	2,578,072	3.38%, 04/15/2032(7)	3,736,165

			4,404,054

		U.S. Treasury Notes - 2.2%
	4,788,540	0.13%, 01/15/2022(7)	4,882,956
	2,269,460	0.13%, 01/15/2023(7)	2,301,975

			7,184,931

		Total U.S. Government Securities (cost $11,496,997)	$11,588,985

COMMON STOCKS - 55.0%
		Argentina - 0.0%
	2,585	YPF Sociedad Anonima ADR	$45,910

		Australia - 1.1%
	7,622	BHP Billiton plc	114,612
	19,159	Buru Energy Ltd.*	2,974
	5,909	Caltex Australia Ltd.	137,545

Shares or Principal Amount		Market Value†
COMMON STOCKS - 55.0% - (continued)
	Australia - 1.1% - (continued)
981	Domino’s Pizza Enterprises Ltd.	$47,790
44,160	Eureka Group Holdings Ltd.*	24,019
388,771	Evolution Mining Ltd.	685,587
8,336	Goodman Group REIT	42,968
334,216	Kingsgate Consolidated Ltd.*	51,669
948,010	Mirabela Nickel Ltd.*(4)(10)	29,928
30,995	New South Resources Ltd.*	34,115
16,980	NEXTDC Ltd.*	47,443
184,270	Northern Star Resources Ltd.	596,010
8,669	Nufarm Ltd.	58,195
279,765	OceanaGold Corp.	855,168
20,025	Orora Ltd.	44,127
797,233	Perseus Mining Ltd.*	374,748
29,562	QBE Insurance Group Ltd.	223,976
3,858	Viva Energy REIT*	6,628
24,475	Western Areas Ltd.*	45,906
8,341	Westfield Corp. REIT	56,367
2,582	Woolworths Ltd.	46,337

		3,526,112

	Austria - 0.3%
602	Schoeller-Bleckmann Oilfield Equipment AG	42,653
3,844	Strabag SE	129,017
1,117	Voestalpine AG	39,571
42,925	Wienerberger AG	685,967

		897,208

	Belgium - 0.3%
10,566	Ageas	386,012
1,268	Anheuser-Busch InBev N.V. ADR	146,441
6,986	Melexis N.V.	457,384
1,574	UCB S.A.	106,515
313	Umicore S.A.	19,025

		1,115,377

	Bermuda - 0.2%
17,384	Bank of NT Butterfield & Son Ltd.*	439,815
10,854	XL Group Ltd.	376,634

		816,449

	Brazil - 0.1%
5,200	BR Malls Participacoes S.A.*	20,820
8,710	BRF S.A.	145,712
1,959	Petroleo Brasileiro S.A. ADR*	22,861
5,900	Telefonica Brasil S.A. (Preference Shares)	85,358

		274,751

	British Virgin Islands - 0.1%
70,696	Atlas Mara Ltd.*	205,018

	Canada - 1.2%
1,248	Agnico Eagle Mines Ltd.	63,398
6,110	Bank of Montreal	388,839
10,280	Bank of Nova Scotia	552,436
1,109	BCE, Inc.	50,386
776	Canadian Apartment Properties REIT	16,963
9,097	Canadian Imperial Bank of Commerce	681,614
2,305	Canadian Natural Resources Ltd.	73,156
115,526	Centerra Gold, Inc.	583,960
32,570	Dundee Precious Metals, Inc.*	66,534
8,210	EcoSynthetix, Inc.*	14,568
2,439	Enbridge, Inc.	105,292
1,566	Imperial Oil Ltd.	50,864

The accompanying notes are an integral part of these financial statements.

94

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 55.0% - (continued)
	Canada - 1.2% - (continued)
2,570	Killam Apartment REIT	$22,724
1,600	Magna International, Inc.	65,691
1,165	Methanex Corp.	42,348
62	PrairieSky Royalty Ltd.	1,348
8,720	Royal Bank of Canada	544,797
45,342	Strad Energy Services Ltd.	55,777
6,300	Suncor Energy, Inc.	189,052
181,149	Timmins Gold Corp.*	81,033
4,978	TransCanada Corp.	225,364
935	Waste Connections, Inc.	70,321

		3,946,465

	China - 1.6%
1,903	58.com, Inc. ADR*	79,641
31,565	AAC Technologies Holdings, Inc.	300,750
11,786	Alibaba Group Holding Ltd. ADR*	1,198,518
118,950	ANTA Sports Products Ltd.	343,031
3,389	Baidu, Inc. ADR*	599,378
2,857	Bitauto Holdings Ltd. ADR*	72,939
108,760	China Longyuan Power Group Corp. Ltd. Class H	82,924
48,508	China Oilfield Services Ltd. Class H	46,557
8,578	ChinaCache International Holdings Ltd.*	28,822
182,581	Cowell e Holdings, Inc.*	55,648
6,665	ENN Energy Holdings Ltd.	31,334
141,700	Greatview Aseptic Packaging Co., Ltd.	71,938
477	Hollysys Automation Technologies Ltd.	9,497
126,400	Li Ning Co., Ltd.*	90,111
1,063,000	Semiconductor Manufacturing International Corp.*	128,737
233,683	Sunny Optical Technology Group Co., Ltd.	1,139,636
40,194	Tencent Holdings Ltd.	1,065,234

		5,344,695

	Denmark - 0.3%
31	AP Moeller - Maersk A/S Class A	45,312
11,174	DSV A/S	541,043
701	GronlandsBANKEN A/S	62,591
14,125	Nets A/S*(1)	269,750

		918,696

	Egypt - 0.2%
337,647	Centamin plc	653,984

	Finland - 0.0%
522	Elisa Oyj	17,587
1,125	Kemira Oyj	13,408
1,023	Tikkurila Oyj	19,696

		50,691

	France - 1.9%
1,948	Airbus Group SE	115,672
21,172	Alstom S.A.*	568,927
12,421	Amundi S.A.(1)	609,120
347	Arkema S.A.	32,903
11,334	BNP Paribas S.A.	657,182
19,389	Cie de Saint-Gobain	860,933
4,262	Engie S.A.	61,465
872	Essilor International S.A.	97,990
153	Gecina S.A. REIT	22,308
1,882	JCDecaux S.A.	57,556
555	Kering	123,137
1,217	Legrand S.A.	68,757

Shares or Principal Amount		Market Value†
COMMON STOCKS - 55.0% - (continued)
	France - 1.9% - (continued)
673	LVMH Moet Hennessy Louis Vuitton SE	$122,527
6,170	Rexel S.A.	85,573
10,767	Schneider Electric SE	724,082
9,018	Societe Generale S.A.	351,770
207	Total S.A. ADR	9,882
175	Unibail-Rodamco SE REIT	41,539
1,338	Valeo S.A.	77,209
31,153	Veolia Environnement S.A.	680,612
12,423	Vinci S.A.	899,667
5,887	Vivendi S.A.	119,156

		6,387,967

	Germany - 1.3%
433	adidas AG	71,139
613	ADO Properties S.A.(1)	22,407
4,644	Bayerische Motoren Werke AG	405,168
3,122	Beiersdorf AG	275,235
1,643	Brenntag AG	87,835
23,153	Deutsche Wohnen AG	756,449
16,544	E.ON SE	121,249
1,000	HeidelbergCement AG	94,598
7,339	Hornbach Holding AG & Co. KGaA	516,424
400	Innogy SE*(1)	15,884
8,004	LEG Immobilien AG*	675,154
211	Puma SE	52,586
10,004	Rheinmetall AG	694,456
24,625	TUI AG	313,322
3,411	Zalando SE*(1)	149,998

		4,251,904

	Greece - 1.0%
39,806	Aegean Airlines S.A.	256,429
137,273	Alpha Bank A.E.*	234,718
166,708	Ellaktor S.A.*	226,585
77,497	Frigoglass SAIC*	13,442
98,955	Grivalia Properties REIC A.E. REIT	762,395
56,474	Hellenic Exchanges - Athens Stock Exchange S.A. Holding	278,833
94,841	Hellenic Telecommunications Organization S.A.	869,716
6,150	Korres Natural Products*	20,861
88,277	OPAP S.A.	752,919

		3,415,898

	Hong Kong - 0.3%
203,235	AMVIG Holdings Ltd.	68,604
5,890	Beijing Enterprises Holdings Ltd.	29,437
11,000	Cheung Kong Infrastructure Holdings Ltd.	90,022
74,685	Guangdong Investment Ltd.	112,605
51,000	HKT Trust & HKT Ltd.	70,100
1,650	Melco Crown Entertainment Ltd. ADR	27,621
42,650	MGM China Holdings Ltd.	70,365
21,060	Nine Dragons Paper Holdings Ltd.	17,122
24,000	Sino Biopharmaceutical Ltd.	16,775
44,744	SmarTone Telecommunications Holdings Ltd.	67,542
304,600	SUNeVision Holdings Ltd.	149,529
1,329,366	Tongda Group Holdings Ltd.	350,787

		1,070,509

	India - 4.8%
161,012	Apollo Tyres Ltd.	486,155

The accompanying notes are an integral part of these financial statements.

95

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 55.0% - (continued)
	India - 4.8% - (continued)
11,867	Bajaj Auto Ltd.	$503,481
401,546	Bank of Baroda*	937,669
34,559	Bharat Electronics Ltd.	687,396
213,048	Bharat Heavy Electricals Ltd.	443,802
118,397	Bharti Infratel Ltd.	616,682
13,579	Canara Bank*	63,984
123,193	Coal India Ltd.	600,899
32,492	Container Corp. Of India Ltd.	668,490
35,286	Engineers India Ltd.	143,400
178,155	Exide Industries Ltd.	530,833
28,890	Gateway Distriparks Ltd.	108,296
31,796	Godrej Properties Ltd.*	173,270
9,812	Hero MotoCorp Ltd.	492,497
87,310	Hindustan Zinc Ltd.	330,866
74,101	ICICI Bank Ltd.	308,218
51,334	Indraprastha Gas Ltd.	659,285
12,712	InterGlobe Aviation Ltd.(1)	178,549
173,760	IRB Infrastructure Developers Ltd.	613,393
170,084	ITC Ltd.	615,851
230,856	Jammu & Kashmir Bank Ltd.	235,608
28,943	Larsen & Toubro Ltd.	640,037
6,208	Maruti Suzuki India Ltd.	548,793
788	MRF Ltd.	566,162
192,404	NMDC Ltd.	383,944
278,800	NTPC Ltd.	630,812
56,900	Oberoi Realty Ltd.	306,847
107,712	Petronet LNG Ltd.	625,076
262,434	Power Grid Corp. of India Ltd.	688,260
205,669	Redington India Ltd.	324,425
100,141	State Bank of India	386,838
22,745	TAKE Solutions Ltd.	55,578
39,225	Tata Chemicals Ltd.	318,542
457,276	Tata Power Co., Ltd.	535,087
29,227	Union Bank of India	64,356
128,712	Vedanta Ltd.	391,851

		15,865,232

	Indonesia - 0.1%
1,380,169	Bank Tabungan Pensiunan Nasional Tbk PT*	303,578
129,100	Link Net Tbk PT	49,471
106,500	Surya Citra Media Tbk PT	21,629
277,500	Telekomunikasi Indonesia Persero Tbk PT	89,598

		464,276

	Ireland - 1.5%
1,472,910	Bank of Ireland*	315,280
140,027	C&C Group plc	538,001
715,128	Cairn Homes plc*	925,211
33,431	CRH plc	1,082,113
28,990	Greencore Group plc	116,986
461,937	Hibernia plc REIT	650,598
260,229	Irish Residential Properties plc REIT	335,658
115,586	Permanent TSB Group Holdings plc*	314,674
26,724	Smurfit Kappa Group plc	585,552

		4,864,073

	Israel - 0.2%
6,744	Azrieli Group Ltd.	287,105
53,528	Bezeq The Israeli Telecommunication Corp. Ltd.	97,228
10,732	Mobileye N.V.*	399,016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 55.0% - (continued)
	Israel - 0.2% - (continued)
633	Wix.com Ltd.*	$25,320

		808,669

	Italy - 0.9%
117,203	Anima Holding S.p.A.(1)	570,984
16,195	Banca Generali S.p.A.	360,122
40,532	Buzzi Unicem S.p.A.	788,254
15,132	Cerved Information Solutions S.p.A.	121,797
23,698	Enel S.p.A.	101,886
9,509	Eni S.p.A.	137,997
48,594	FinecoBank Banca Fineco S.p.A.	283,981
51,557	Leonardo-Finmeccanica S.p.A.*	627,781
6,270	Massimo Zanetti Beverage Group S.p.A.(1)	50,073
9,598	Snam S.p.A.	50,570

		3,093,445

	Japan - 6.2%
10,240	Aeon Delight Co., Ltd.	302,701
20,850	Aizawa Securities Co., Ltd.	115,206
7,520	Alpine Electronics, Inc.	100,379
31,116	Alps Electric Co., Ltd.	746,400
5,275	Amano Corp.	98,144
6,930	Aoyama Trading Co., Ltd.	244,136
2,198	Arealink Co., Ltd.	25,041
5,485	Bandai Namco Holdings, Inc.	164,309
3,634	Capcom Co., Ltd.	93,878
1,080	Chugai Pharmaceutical Co., Ltd.	36,804
3,850	Ci:z Holdings Co., Ltd.	110,383
6,853	CYBERDYNE, Inc.*	102,839
8,345	Daifuku Co., Ltd.	150,784
1,959	Daito Trust Construction Co., Ltd.	328,287
6,357	Dena Co., Ltd.	204,517
9,660	Descente Ltd.	133,951
1,227	Disco Corp.	148,299
5,635	Doshisha Co., Ltd.	116,608
5,085	DTS Corp.	112,653
2,901	Eiken Chemical Co., Ltd.	79,266
2,900	Eisai Co., Ltd.	184,810
251	FANUC Corp.	45,955
6,535	Fuji Heavy Industries Ltd.	255,365
1,030	Fujimi, Inc.	16,022
2,944	GMO Payment Gateway, Inc.	135,223
4,130	Hakuhodo DY Holdings, Inc.	49,637
6,539	Harmonic Drive Systems, Inc.	184,156
35,810	Hazama Ando Corp.	230,849
5,400	HI-LEX Corp.	147,626
1,876	Hikari Tsushin, Inc.	172,208
5,139	HIS Co., Ltd.	140,258
9,330	Hitachi Transport System Ltd.	192,333
11,800	Hosiden Corp.	87,512
5,070	Inaba Denki Sangyo Co., Ltd.	183,947
11,950	Inpex Corp.	111,479
3,567	Iriso Electronics Co., Ltd.	196,348
12,300	Isuzu Motors Ltd.	152,141
4,970	ITOCHU Corp.	62,765
8,978	Japan Aviation Electronics Industry Ltd.	128,565
6,120	Japan Petroleum Exploration Co., Ltd.	133,905
8,895	JGC Corp.	157,244
1,330	JSR Corp.	20,211
4,395	Kao Corp.	226,151
3,630	KDDI Corp.	110,327
10,898	Kenedix, Inc.	45,821

The accompanying notes are an integral part of these financial statements.

96

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 55.0% - (continued)
	Japan - 6.2% - (continued)
897	Keyence Corp.	$657,583
21,055	Kinden Corp.	253,568
3,960	Kissei Pharmaceutical Co., Ltd.	103,495
5,920	Kuroda Electric Co., Ltd.	115,185
6,053	M3, Inc.	184,199
3,356	Mabuchi Motor Co., Ltd.	195,086
150	Mandom Corp.	7,009
10,740	Medipal Holdings Corp.	183,506
5,188	Melco Holdings, Inc.	140,462
5,170	Mimasu Semiconductor Industry Co., Ltd.	65,795
34,725	Minebea Co., Ltd.	354,351
3,230	Mitsubishi Chemical Holdings Corp.	21,208
4,870	Mitsubishi Corp.	105,995
5,710	Mitsubishi Electric Corp.	77,252
3,881	Mitsubishi Heavy Industries Ltd.	16,602
59,275	Mitsubishi UFJ Financial Group, Inc.	305,848
1,397	Mitsui Fudosan Co., Ltd.	31,815
9,830	MS&AD Insurance Group Holdings, Inc.	291,821
7,067	Murata Manufacturing Co., Ltd.	986,846
10,332	Nexon Co., Ltd.	175,882
13,044	Nidec Corp.	1,262,138
1,003	Nintendo Co., Ltd.	241,783
7,600	Nippo Corp.	146,606
6,885	Nippon Ceramic Co., Ltd.	127,040
1,475	Nippon Paint Holdings Co., Ltd.	50,153
315	Nippon Shokubai Co., Ltd.	21,738
1,899	Nippon Telegraph & Telephone Corp. ADR	84,297
15,220	Nippon Television Holdings, Inc.	269,739
4,080	NSD Co., Ltd.	65,664
9,295	NTT DoCoMo, Inc.	233,434
1,950	Olympus Corp.	69,509
7,440	Ono Pharmaceutical Co., Ltd.	188,631
4,325	Optex Co., Ltd.	110,160
6,925	PAL GROUP Holdings Co., Ltd.	171,567
19,585	PanaHome Corp.	145,663
507	Park24 Co., Ltd.	15,666
217,089	Pioneer Corp.*	532,438
32,770	San-In Godo Bank Ltd.	235,778
2,860	Sankyo Co., Ltd.	100,755
2,880	SCREEN Holdings Co., Ltd.	197,019
12,725	SCSK Corp.	474,679
2,734	Seven & I Holdings Co., Ltd.	114,115
7,580	Shikoku Electric Power Co., Inc.*	71,279
620	Shin-Etsu Chemical Co., Ltd.	47,009
2,010	Shionogi & Co., Ltd.	98,988
352	SHO-BOND Holdings Co., Ltd.	16,975
5,064	Sony Corp.	159,608
6,930	Sumco Corp.	72,505
11,690	Sumitomo Real Estate Sales Co., Ltd. REIT	264,215
3,775	Suzuki Motor Corp.	134,603
7,370	T&D Holdings, Inc.	89,124
6,525	Tachi-S Co., Ltd.	108,296
14,830	Taihei Dengyo Kaisha Ltd.	153,721
20,510	Taisei Corp.	153,723
4,394	Takara Leben Co., Ltd.	29,806
1,000	Takeda Pharmaceutical Co., Ltd.	44,725
25,210	Takuma Co., Ltd.	231,752
10,149	TDK Corp.	700,742
7,140	Tenma Corp.	123,667
4,430	Tocalo Co., Ltd.	99,381
8,323	Tokai Rika Co., Ltd.	156,078

Shares or Principal Amount		Market Value†
COMMON STOCKS - 55.0% - (continued)
	Japan - 6.2% - (continued)
9,010	Tokyo Gas Co., Ltd.	$40,883
2,610	Tokyo Ohka Kogyo Co., Ltd.	92,675
41,189	Toshiba Corp.*	149,138
8,495	Toyota Industries Corp.	389,779
1,980	Toyota Motor Corp.	114,853
5,340	TS Tech Co., Ltd.	143,174
13,915	TV Asahi Holdings Corp.	261,046
12,685	Ushio, Inc.	153,030
5,295	W-Scope Corp.	94,737
4,195	Yamato Kogyo Co., Ltd.	118,109
10,700	Yamazen Corp.	85,322
6,950	Yondoshi Holdings, Inc.	173,629

		20,490,095

	Jersey - 0.2%
330,765	Highland Gold Mining Ltd.	649,795

	Kenya - 0.0%
174,700	Safaricom Ltd.	34,115

	Luxembourg - 0.4%
30,957	BRAAS Monier Building Group S.A.	892,157
2,726	Millicom International Cellular S.A.	119,772
6,180	SES S.A.	142,035
2,221	Tenaris S.A.	30,476

		1,184,440

	Malaysia - 0.1%
246,097	Inari Amertron Bhd	196,526

	Mauritius - 0.2%
786,845	CIEL Ltd.	133,959
65,030	MCB Group Ltd.	386,586

		520,545

	Mexico - 0.0%
89,500	America Movil S.A.B. de C.V. Series L	59,285
1,900	Infraestructura Energetica Nova, S.A.B. de C.V.	8,394
4,490	Mexichem S.A.B. de C.V.	10,730

		78,409

	Netherlands - 1.3%
8,818	Akzo Nobel N.V.	569,740
1,829	Corbion N.V.	42,192
6,644	Heineken N.V.	547,254
1,036	IMCD Group N.V.	44,814
50,795	ING Groep N.V.	666,787
465	InterXion Holding N.V.*	17,312
5,935	NXP Semiconductors N.V.*	593,500
600	Patheon N.V.*	15,234
10,892	Royal Dutch Shell plc Class A	271,287
28,053	Van Lanschot N.V.	575,141
21,825	Wolters Kluwer N.V.	843,979

		4,187,240

	New Zealand - 0.0%
20,086	New Zealand Refining Co., Ltd.	32,164
7,097	Z Energy Ltd.	39,666

		71,830

	Norway - 0.1%
2,129	Entra ASA(1)	22,820
6,127	Statoil ASA	100,030

The accompanying notes are an integral part of these financial statements.

97

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 55.0% - (continued)
	Norway - 0.1% - (continued)
2,600	TGS Nopec Geophysical Co. ASA	$52,591

		175,441

	Peru - 0.1%
18,150	Cia de Minas Buenaventura SAA ADR*	241,214

	Philippines - 0.0%
108,000	Cemex Holdings Philippines*(1)	25,471

	Romania - 0.0%
18,394	Fondul Proprietatea SA/Fund GDR*	186,699

	Russia - 0.5%
8,195	Etalon Group Ltd. GDR	23,356
37,956	Lenta Ltd. GDR*	274,931
15,364	Magnit PJSC GDR	609,797
25,993	X5 Retail Group N.V. GDR*	775,631

		1,683,715

	Singapore - 0.7%
89,311	Ascendas REIT	152,199
867	Broadcom Ltd.	147,633
356,451	CapitaLand Commerical Trust REIT	403,368
20,026	Fortune REIT	24,263
150,600	Genting Singapore plc	80,589
318,545	Keppel REIT	249,844
136,037	Mapletree Commercial Trust REIT	149,604
147,037	Singapore Exchange Ltd.	749,152
93,590	Suntec REIT	113,038
23,240	United Overseas Bank Ltd.	313,522

		2,383,212

	South Africa - 0.2%
40,295	AngloGold Ashanti Ltd.*	548,644
495	Naspers Ltd. Class N	82,903
807	Sasol Ltd. ADR	22,200

		653,747

	South Korea - 0.4%
20,869	Finetex EnE, Inc.*	125,962
3,649	G-SMATT GLOBAL Co., Ltd.*	80,546
1,297	Koh Young Technology, Inc.	50,715
3,805	KT Corp. ADR	60,842
104	Samsung Biologics Co., Ltd.*	12,361
718	Samsung Electronics Co., Ltd.	1,026,976

		1,357,402

	Spain - 0.1%
1,012	Axiare Patrimonio SOCIMI S.A. REIT	14,378
1,042	Hispania Activos Inmobiliarios SOCIMI S.A. REIT	12,797
22,364	Iberdrola S.A.	152,197
2,262	Industria de Diseno Textil S.A.	78,926
7,394	Repsol S.A.	103,239

		361,537

	Sweden - 0.1%
1,943	BillerudKorsnas AB	31,907
25,811	Cloetta AB Class B	91,446
1,905	D Carnegie & Co. AB*	21,404
715	Fastighets AB Balder Class B*	16,240
677	Hufvudstaden AB Class A	10,478
8,415	Sandvik AB	95,606

		267,081

Shares or Principal Amount		Market Value†
COMMON STOCKS - 55.0% - (continued)
	Switzerland - 0.7%
4,169	ABB Ltd. ADR*	$86,090
338	Actelion Ltd.*	48,839
256	Cie Financiere Richemont S.A.	16,458
116	Flughafen Zuerich AG	21,324
12,685	Julius Baer Group Ltd.*	513,509
12,388	LafargeHolcim Ltd.*	660,785
507	Novartis AG	35,980
1,370	Roche Holding AG	314,664
42	Swisscom AG	19,199
3,379	TE Connectivity Ltd.	212,438
27,954	UBS Group AG	395,204

		2,324,490

	Taiwan - 2.6%
43,603	Accton Technology Corp.	69,628
13,967	Advanced Ceramic X Corp.	111,687
26,334	Advantech Co., Ltd.	214,018
82,061	Aerospace Industrial Development Corp.	103,881
25,905	Airtac International Group	205,994
5,337	ASPEED Technology, Inc.	76,879
43,797	Catcher Technology Co., Ltd.	342,841
45,694	Chicony Electronics Co., Ltd.	116,746
66,791	Chroma ATE, Inc.	169,293
3,582	Chunghwa Precision Test Tech Co., Ltd.	119,051
30,343	Delta Electronics, Inc.	159,743
142,219	E Ink Holdings, Inc.	120,538
79,234	Globalwafers Co., Ltd.	195,291
23,183	Himax Technologies, Inc. ADR	181,987
200,754	Hota Industrial Manufacturing Co., Ltd.	838,971
40,575	Kingpak Technology, Inc.	231,831
34,522	Land Mark Optoelectronics Corp.	309,419
4,697	Largan Precision Co., Ltd.	554,129
8,125	Nanoplus Ltd.*	28,113
17,249	Parade Technologies Ltd.	194,088
14,234	PChome Online, Inc.	154,555
42,750	Realtek Semiconductor Corp.	144,800
13,468	Silergy Corp.	196,226
4,536	Silicon Motion Technology Corp. ADR	184,207
25,152	Sinbon Electronics Co., Ltd.	56,541
1	Sporton International, Inc.	5
88,387	Superalloy Industrial Co., Ltd.	549,565
203,784	Taiwan Semiconductor Manufacturing Co., Ltd.	1,222,979
86,792	Tung Thih Electronic Co., Ltd.	1,266,320
66,700	Vanguard International Semiconductor Corp.	135,794
10,928	Voltronic Power Technology Corp.	163,859
67,331	Win Semiconductors Corp.	186,989

		8,605,968

	Thailand - 0.4%
71,771	Delta Electronics Thailand PCL	160,984
383,897	KCE Electronics PCL	1,228,558

		1,389,542

	United Kingdom - 2.8%
10,577	Acacia Mining plc	67,126
7,871	Anglo American plc*	109,243
352	ASOS plc*	22,596
11,133	AstraZeneca plc	623,393
9,530	AstraZeneca plc ADR	269,890
16,358	BAE Systems plc	108,384
186,309	Balfour Beatty plc	617,709

The accompanying notes are an integral part of these financial statements.

98

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 55.0% - (continued)
	United Kingdom - 2.8% - (continued)
22,600	BBA Aviation plc	$71,462
576	Big Yellow Group plc REIT	4,873
14,965	BP plc	88,469
9,099	British American Tobacco plc	521,490
25,060	BT Group plc	115,026
869	Cardtronics plc Class A*	43,450
329,532	Cobham plc	574,950
3,138	Coca-Cola European Partners plc	120,625
4,300	ConvaTec Group plc*(1)	13,158
456	Croda International plc	19,501
6,143	Delphi Automotive plc	399,725
4,361	Diageo plc	116,075
35,362	Domino’s Pizza Group plc	147,031
161	Ensco plc Class A	1,259
35,011	Glencore plc*	107,172
33,746	Hunting plc	207,390
61,131	Ibstock plc(1)	124,732
3,755	Informa plc	30,893
156,720	Intu Properties plc REIT	528,182
8,189	Just Eat plc*	56,253
169	Liberty Global plc LiLAC Class A*	4,671
11,408	National Grid plc	148,393
1,484	Nielsen Holdings plc	66,810
92,641	QinetiQ Group plc	260,890
2,901	RELX N.V.	48,918
1,127	RELX plc	20,117
3,022	Rio Tinto plc	105,091
4,958	RPC Group plc	57,496
3,013	Safestore Holdings plc REIT	13,225
13,355	Sky plc	133,513
5,830	Smith & Nephew plc	84,280
56,032	Tesco plc*	144,321
11,549	Tritax Big Box plc REIT	19,197
5,282	UBM plc	46,375
20,156	Ultra Electronics Holdings plc	457,979
10,563	Unilever plc	440,997
2,561	UNITE Group plc	17,348
15,550	Willis Towers Watson plc	1,957,745
5,568	Zegona Communications plc	7,906

		9,145,329

	United States - 20.5%
3,805	Abbott Laboratories	149,308
817	Acadia Healthcare Co., Inc.*	29,379
324	Acadia Realty Trust REIT	10,916
1,446	Accenture plc Class A	168,083
91,340	ACCO Brands Corp.*	1,013,874
382	Acuity Brands, Inc.	85,404
17,946	Advance Auto Parts, Inc.	2,513,876
945	AdvanSix, Inc.*	15,082
588	Aetna, Inc.	63,122
272,907	Alacer Gold Corp.*	551,389
431	Alexandria Real Estate Equities, Inc. REIT	46,466
3,620	Alkermes plc*	182,484
2,810	Alleghany Corp.*	1,450,550
833	Allegion plc	53,179
1,992	Allergan plc*	416,208
1,144	Alliance Data Systems Corp.*	233,914
2,497	Alliant Energy Corp.	95,011
816	Alnylam Pharmaceuticals, Inc.*	29,050
1,224	Alphabet, Inc. Class A*	991,318

Shares or Principal Amount		Market Value†
COMMON STOCKS - 55.0% - (continued)
	United States - 20.5% - (continued)
1,540	Alphabet, Inc. Class C*	$1,208,192
7,609	Altria Group, Inc.	503,107
1,488	Amazon.com, Inc.*	1,175,252
4,881	American Express Co.	324,196
1,520	American Tower Corp. REIT	178,129
4,513	AMETEK, Inc.	199,023
2,430	Anadarko Petroleum Corp.	144,439
1,026	Apartment Investment & Management Co. Class A, REIT	45,216
7,711	Apple, Inc.	875,507
37,610	Aramark	1,400,220
715	Arch Coal, Inc.*	52,467
16,584	Arena Pharmaceuticals, Inc.*	24,544
273,674	Argonaut Gold, Inc.*	552,939
1,230	Arista Networks, Inc.*	104,242
313	athenahealth, Inc.*	32,339
1,545	Automatic Data Processing, Inc.	134,508
331	AvalonBay Communities, Inc. REIT	56,661
2,494	Avangrid, Inc.	98,289
176,290	Avon Products, Inc.	1,154,699
4,575	Baker Hughes, Inc.	253,455
1,240	Ball Corp.	95,567
32,227	Bank of America Corp.	531,745
2,379	Baxter International, Inc.	113,217
881	Becton Dickinson and Co.	147,929
16,890	Belden, Inc.	1,094,641
3,530	Berkshire Hathaway, Inc. Class B*	509,379
153,589	Bizlink Holding, Inc.	777,518
1,250	Boeing Co.	178,037
3,294	Boise Cascade Co.*	63,410
315	Boston Properties, Inc. REIT	37,951
11,232	Boston Scientific Corp.*	247,104
8,575	Bristol-Myers Squibb Co.	436,553
627	Cabot Corp.	32,692
2,368	Cabot Oil & Gas Corp.	49,444
646	CACI International, Inc. Class A*	63,211
9,421	Capital One Financial Corp.	697,531
951	Cardinal Health, Inc.	65,324
4,202	Carlisle Cos., Inc.	440,580
976	Celanese Corp. Series A	71,170
2,240	Celgene Corp.*	228,883
1,480	Cerner Corp.*	86,698
1,504	Charter Communications, Inc. Class A*	375,835
718	Cheniere Energy, Inc.*	27,069
3,728	Chevron Corp.	390,508
485	Cigna Corp.	57,633
14,066	Citigroup, Inc.	691,344
5,370	Cognizant Technology Solutions Corp. Class A*	275,749
855	Coherent, Inc.*	89,023
3,239	Colfax Corp.*	102,968
1,959	Colgate-Palmolive Co.	139,794
8,465	Comcast Corp. Class A	523,306
2,270	Community Health Systems, Inc.*	11,986
2,873	ConocoPhillips Co.	124,832
1,010	Constellation Brands, Inc. Class A	168,791
13,830	Conyers Park Acquisition Corp. UNIT*	147,704
2,271	Costco Wholesale Corp.	335,813
40,005	Coty, Inc. Class A*	919,715
755	Cousins Properties, Inc. REIT	5,866
1,183	Crown Holdings, Inc.*	64,178

The accompanying notes are an integral part of these financial statements.

99

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 55.0% - (continued)
	United States - 20.5% - (continued)
26,260	CST Brands, Inc.	$1,261,005
3,616	CSX Corp.	110,324
15,910	Danaher Corp.	1,249,730
5,510	Deltic Timber Corp.	309,552
2,293	Devon Energy Corp.	86,882
34,950	Dorian LPG Ltd.*	196,768
1,194	Douglas Emmett, Inc. REIT	43,581
2,658	Dow Chemical Co.	143,027
4,112	Dr Pepper Snapple Group, Inc.	360,992
1,613	Duke Energy Corp.	129,072
1,758	Duke Realty Corp. REIT	45,972
2,403	Eaton Corp. plc	153,239
402	Edison International	29,539
1,333	Electronic Arts, Inc.*	104,667
4,763	Eli Lilly & Co.	351,700
1,160	Empire State Realty Trust, Inc. Class A, REIT	22,701
682	Energen Corp.	34,189
2,591	Envision Healthcare Holdings, Inc.*	51,250
1,525	EOG Resources, Inc.	137,890
907	Equifax, Inc.	112,441
92	Equinix, Inc. REIT	32,870
479	Equity LifeStyle Properties, Inc. REIT	36,327
1,687	Equity One, Inc. REIT	48,080
18,930	Era Group, Inc.*	142,921
115	Essex Property Trust, Inc. REIT	24,620
3,162	Estee Lauder Cos., Inc. Class A	275,505
835	Esterline Technologies Corp.*	61,331
2,164	Eversource Energy	119,150
3,586	Expedia, Inc.	463,419
355	Extra Space Storage, Inc. REIT	25,968
6,762	Exxon Mobil Corp.	563,410
2,717	Facebook, Inc. Class A*	355,900
2,496	FedEx Corp.	435,103
2,150	First Solar, Inc.*	87,054
11,080	Fiserv, Inc.*	1,091,158
657	FleetCor Technologies, Inc.*	115,172
2,013	FMC Technologies, Inc.*	64,960
1,474	Forest City Realty Trust, Inc. Class A REIT	31,824
1,746	Fortive Corp.	89,133
2,456	Fortune Brands Home & Security, Inc.	134,171
19,190	GATX Corp.	839,946
915	General Dynamics Corp.	137,927
855	General Growth Properties, Inc. REIT	21,332
8,465	General Motors Co.	267,494
2,016	Genesee & Wyoming, Inc. Class A*	136,967
6,687	Genpact Ltd.*	153,734
4,741	Global Payments, Inc.	343,817
1,552	GoDaddy, Inc. Class A*	55,546
5,615	Gores Holdings, Inc. Class A*	63,955
8,041	Graphic Packaging Holding Co.	100,512
953	Halliburton Co.	43,838
1,799	HCA Holdings, Inc.*	137,677
755	HCP, Inc. REIT	25,859
1,582	HD Supply Holdings, Inc.*	52,206
704	Healthcare Trust of America, Inc. Class A, REIT	21,542
800	Heico Corp. Class A	48,000
4,075	Helix Energy Solutions Group, Inc.*	35,534
865	Hess Corp.	41,494
738	Highwoods Properties, Inc. REIT	36,627

Shares or Principal Amount		Market Value†
COMMON STOCKS - 55.0% - (continued)
	United States - 20.5% - (continued)
5,945	Hilltop Holdings, Inc.*	$146,841
4,826	Hilton Worldwide Holdings, Inc.	109,068
2,780	HollyFrontier Corp.	69,361
2,384	Honeywell International, Inc.	261,477
768	Host Hotels & Resorts, Inc. REIT	11,889
2,106	Illinois Tool Works, Inc.	239,178
583	Illumina, Inc.*	79,370
2,650	Incyte Corp.*	230,470
2,421	Ingersoll-Rand plc	162,909
44	Ingevity Corp.*	1,822
9,945	Intel Corp.	346,782
1,246	International Paper Co.	56,107
1,969	Interpublic Group of Cos., Inc.	44,086
4,870	Invesco Ltd.	136,798
3,484	Ironwood Pharmaceuticals, Inc.*	44,491
1,412	J.B. Hunt Transport Services, Inc.	115,233
790	j2 Global, Inc.	56,209
1,764	Johnson & Johnson	204,606
8,044	JP Morgan Chase & Co.	557,127
841	Kansas City Southern	73,806
554	Kennedy-Wilson Holdings, Inc. REIT	11,412
5,649	Kinder Morgan, Inc.	115,409
404	Kirby Corp.*	23,816
14,975	Knight Transportation, Inc.	438,019
5,776	Kroger Co.	178,940
1,824	Las Vegas Sands Corp.	105,573
635	LaSalle Hotel Properties REIT	15,081
8,550	Legg Mason, Inc.	245,556
3,479	Liberty Global plc Class A*	113,415
37,427	Liberty Global plc Series C*	1,190,179
1,525	Liberty Media Corp-Liberty Braves Class A*	25,849
1,110	Liberty Media Corp-Liberty Media*	30,425
520	LifePoint Health, Inc.*	31,122
783	Lockheed Martin Corp.	192,916
2,087	Louisiana-Pacific Corp.*	38,296
4,560	Lowe’s Cos., Inc.	303,924
2,096	Lumentum Holdings, Inc.*	70,426
831	LyondellBasell Industries N.V. Class A	66,106
2,997	Martin Marietta Materials, Inc.	555,584
28,130	Maxim Integrated Products, Inc.	1,114,792
796	MaxLinear, Inc. Class A*	14,893
989	McKesson Corp.	125,771
2,441	Medicines Co.*	80,431
4,421	Medtronic plc	362,610
5,702	Merck & Co., Inc.	334,821
665	MGM Resorts International*	17,403
753	Microchip Technology, Inc.	45,594
3,043	Micron Technology, Inc.*	52,218
471	MKS Instruments, Inc.	23,762
11,138	Molson Coors Brewing Co. Class B	1,156,236
10,423	Mondelez International, Inc. Class A	468,410
1,067	Monsanto Co.	107,522
1,681	Monster Beverage Corp.*	242,636
740	Moog, Inc. Class A*	42,972
670	Mosaic Co.	15,765
23,380	Motorola Solutions, Inc.	1,696,920
4,305	Mylan N.V.*	157,132
3,384	National CineMedia, Inc.	46,936
291	National Health Investors, Inc. REIT	22,046
5,203	Netflix, Inc.*	649,699
667	Newmont Mining Corp.	24,706

The accompanying notes are an integral part of these financial statements.

100

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value*
COMMON STOCKS - 55.0% - (continued)
	United States - 20.5% - (continued)
2,678	NextEra Energy, Inc.	$342,784
2,140	NIKE, Inc. Class B	107,385
543	Northrop Grumman Corp.	124,347
1,725	NOW, Inc.*	37,191
9,994	NVIDIA Corp.	711,173
924	O’Reilly Automotive, Inc.*	244,343
1,851	Occidental Petroleum Corp.	134,956
1,365	Oceaneering International, Inc.	32,487
11,055	Oclaro, Inc.*	80,812
3,190	OGE Energy Corp.	99,018
2,595	OMNOVA Solutions, Inc.*	19,722
3,180	Outfront Media, Inc. REIT	68,402
1,002	Owens-Illinois, Inc.*	19,339
743	Packaging Corp. of America	61,298
2,268	Pattern Energy Group, Inc.	50,690
1,837	Patterson-UTI Energy, Inc.	41,296
4,158	PayPal Holdings, Inc.*	173,222
17,782	Pentair plc	980,322
4,907	PepsiCo, Inc.	526,030
1,098	Physicians Realty Trust REIT	21,707
350	Pioneer Natural Resources Co.	62,657
7,261	PNC Financial Services Group, Inc.	694,152
15,769	Post Holdings, Inc.*	1,202,071
355	PPG Industries, Inc.	33,061
212	PS Business Parks, Inc. REIT	23,275
225	Public Storage REIT	48,087
8,770	Pure Storage, Inc. Class A*	108,222
560	QTS Realty Trust, Inc. Class A, REIT	25,738
2,500	QUALCOMM, Inc.	171,800
12,440	Quanta Services, Inc.*	357,650
721	Regeneron Pharmaceuticals, Inc.*	248,759
187	Reinsurance Group of America, Inc.	20,170
1,045	Retail Opportunity Investments Corp. REIT	21,015
1,720	Rexford Industrial Realty, Inc. REIT	36,223
4,717	Reynolds American, Inc.	259,812
687	Rogers Corp.*	37,393
27,540	Samsonite International S.A.	86,587
2,793	Schlumberger Ltd.	218,496
110,575	Scorpio Tankers, Inc.	423,502
10,730	SEACOR Holdings, Inc.*	529,096
7,615	Seagate Technology plc	261,271
495	Sempra Energy	53,015
1,087	ServiceNow, Inc.*	95,558
484	Sherwin-Williams Co.	118,512
2,516	Signature Bank*	303,329
540	Simon Property Group, Inc. REIT	100,418
1,680	Southwestern Energy Co.*	17,458
9,425	SS&C Technologies Holdings, Inc.	300,940
1,437	St. Jude Medical, Inc.	111,856
3,195	Steel Dynamics, Inc.	87,735
1,457	STORE Capital Corp. REIT	39,762
1,080	Stryker Corp.	124,578
840	Summit Hotel Properties, Inc. REIT	10,912
299	Sun Communities, Inc. REIT	23,002
2,859	SunPower Corp.*	20,699
405	Taubman Centers, Inc. REIT	29,346
1,470	Team Health Holdings, Inc.*	62,990
16,606	Tesco Corp.	113,751
821	Thermo Fisher Scientific, Inc.	120,712
692	TJX Cos., Inc.	51,035
3,795	TransUnion*	118,556

Shares or Principal Amount		Market Value*
COMMON STOCKS - 55.0% - (continued)
	United States - 20.5% - (continued)
26,479	Tutor Perini Corp.*	$504,425
5,959	Twenty-First Century Fox, Inc. Class A	156,543
1,340	Twenty-First Century Fox, Inc. Class B	35,363
1,569	UGI Corp.	72,629
2,055	Ultragenyx Pharmaceutical, Inc.*	121,224
2,329	UnitedHealth Group, Inc.	329,158
183	Vail Resorts, Inc.	29,178
1,762	Valero Energy Corp.	104,381
952	Vantiv, Inc. Class A*	55,559
3,313	VEREIT, Inc. REIT	31,142
4,227	VeriFone Systems, Inc.*	65,434
1,288	Verizon Communications, Inc.	61,953
5,982	Visa, Inc. Class A	493,575
8,750	Vulcan Materials Co.	990,500
1,430	WageWorks, Inc.*	84,299
410	Walgreens Boots Alliance, Inc.	33,919
1,090	Walt Disney Co.	101,032
675	WellCare Health Plans, Inc.*	76,619
21,960	Wells Fargo & Co.	1,010,380
1,306	WESCO International, Inc.*	70,785
1,369	Western Refining, Inc.	39,496
212	Westlake Chemical Corp.	10,979
192	WestRock Co.	8,868
1,557	WEX, Inc.*	169,869
1,213	Workday, Inc. Class A*	105,143
15,951	XPO Logistics, Inc.*	525,266

		68,173,736

	Total Common Stocks (cost $168,694,624)	$182,404,908

SENIOR FLOATING RATE INTERESTS - 0.1%(11)
	Coal - 0.1%
300,000	Arch Coal, Inc. 0.00%, 06/15/2021(12)	$306,249

	Total Senior Floating Rate Interests (cost $306,750)	$306,249

CONVERTIBLE BONDS - 0.2%
	Electrical Components & Equipment - 0.1%
544,000	SunPower Corp. 0.88%, 06/01/2021	$405,280

	Oil & Gas - 0.1%
239,000	PDC Energy, Inc. 1.13%, 09/15/2021	242,884

	Total Convertible Bonds (cost $670,264)	$648,164

EXCHANGE TRADED FUNDS - 8.9%
	Other Investment Pools & Funds - 8.9%
65,900	iShares JP Morgan USD Emerging Markets Bond ETF	$7,558,071
10,399	iShares MSCI EAFE ETF	601,270
162,775	iShares S&P/TSX Capped Financials Index ETF	3,968,346
664,420	PowerShares Senior Loan Portfolio	15,401,256

The accompanying notes are an integral part of these financial statements.

101

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value*
EXCHANGE TRADED FUNDS - 8.9% - (continued)
	Other Investment Pools & Funds - 8.9% - (continued)
26,400	SPDR Barclays Convertible Securities ETF	$1,205,952
2,833	SPDR S&P 500 ETF Trust	602,154
13,360	TOPIX Exchange Traded Fund	181,612

	Total Exchange Traded Funds (cost $30,255,978)	$29,518,661

PREFERRED STOCKS - 0.2%
	United States - 0.2%
655	Airbnb, Inc. Series E*(1)(4)(10)	$68,775
4,710	Nutanix, Inc.*(1)(4)(10)	105,843
8,725	Pinterest, Inc. Series G*(1)(4)(10)	53,048
6,334	Southwestern Energy Co. Series B 6.25%	158,793
4,556	Uber Technologies, Inc.*(1)(4)(10)	222,206

	Total Preferred Stocks (cost $558,154)	$608,665

CONVERTIBLE PREFERRED STOCKS - 0.1%
	United States - 0.1%
4,200	Hess Corp. 8.00%	$248,430
4,150	WPX Energy, Inc. Series A 6.25%	213,476

		461,906

	Total Convertible Preferred Stocks (cost $489,258)	$461,906

WARRANTS - 0.0%
	British Virgin Islands - 0.0%
59,200	Atlas Mara Ltd., Expires 8/21/17*	$888

	Greece - 0.0%
149,022	Alpha Bank A.E., Expires 12/10/17*	163

	United States - 0.0%
40,500	Hangzhou Hikvision Digital Technology Co., Ltd. , Expires 7/13/19*	146,788

	Total Warrants (cost $445,743)	$147,839

	Total Long-Term Investments (cost $328,393,048)	$339,904,904

SHORT-TERM INVESTMENTS - 3.8%
	Other Investment Pools & Funds - 3.8%
12,507,524	Morgan Stanley Institutional Liquidity Funds,Institutional Class	$12,507,524

	Total Short-Term Investments (cost $12,507,524)	$12,507,524

Shares or Principal Amount	Market Value*

Total Investments Excluding Purchased Options (cost $340,900,572)	106.2%	$352,412,428

Total Purchased Options (cost $447,190)	0.0%	$48,175

Total Investments (cost $341,347,762)^	106.2%	$352,460,603
Other Assets and Liabilities	(6.2)%	(20,606,252)

Total Net Assets	100.0%	$331,854,351

SECURITIES SOLD SHORT - ( 0.0%)
	Common Stocks - ( 0.0%)
	Real Estate - (0.0%)
(136)	Quality Care Properties, Inc.	$(2,089)

	Total Common Stocks (Proceeds $(2,307))	$(2,089)

The accompanying notes are an integral part of these financial statements.

102

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Consolidated Schedule of Investments includes investments held by The Hartford Cayman Global All-Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of October 31, 2016, the Fund invested 1.2% of its total assets in the Subsidiary.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $345,055,540 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$20,347,870
Unrealized Depreciation	(12,619,413)

Net Unrealized Appreciation	$7,728,457

For federal income tax purposes the Cayman Islands subsidiary is a controlled foreign corporation (CFC) and it is treated as a separate investment. Therefore, the CFC’s tax cost and fair market value are considered on the tax cost and unrealized appreciation/depreciation presented above.

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $15,493,605, which represents 4.7% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(3)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $29,390,016 at October 31, 2016.

(4)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of these securities was $681,017, which represents 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(5)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $14,092,090, which represents 4.2% of total net assets.

(6)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(7)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(8)	Represents or includes a TBA transaction.

(9)	Securities disclosed are interest-only strips.

(10)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost
07/2015	655	Airbnb, Inc. Series E Preferred	$60,977
04/2015	948,010	Mirabela Nickel Ltd.	96,780
08/2014	4,710	Nutanix, Inc. Preferred	63,097
03/2015	8,725	Pinterest, Inc. Series G Preferred	62,638
06/2014	4,556	Uber Technologies, Inc. Preferred	70,677

			$354,169

The accompanying notes are an integral part of these financial statements.

103

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

At October 31, 2016, the aggregate value of these securities was $479,800, which represents 0.1% of total net assets.

(11)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2016.

(12)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

OTC Option Contracts Outstanding at October 31, 2016
Description	Counterparty	Exercise Price /FX Rate/Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Puts
USD Put/CNY Call	DEUT	6.15 CNY per USD	11/17/16	USD	18,308,748	$18	$120,837	$(120,819)
USD Put/INR Call	JPM	66.00 INR per USD	02/02/17	USD	14,596,774	34,463	79,406	(44,943)
USD Put/NOK Call	BNP	7.72 NOK per USD	11/07/16	USD	2,940,250	3	37,723	(37,720)

Total Puts					35,845,772	$34,484	$237,966	$(203,482)

Total purchased option contracts					35,845,772	$34,484	$237,966	$(203,482)

Written option contracts:
Calls
iPath S&P 500 Vix Short-Term	MSC	70.00 USD	03/17/17	USD	(45)	$(6,615)	$(14,173)	$7,558

Puts
NIKKEI 225 Index Option	BOA	16,625.00 JPY	12/09/16	JPY	(2,106)	$(2,954)	$(3,678)	$724

Total written option contracts					(2,151)	$(9,569)	$(17,851)	$8,282

OTC Swaption Contracts Outstanding at October 31, 2016

Description	Counterparty	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Puts
Interest Rate Swaption USD	BOA	0.68%	01/24/17	JPY	1,002,640,000	$608	$182,113	$(181,505)

Total purchased swaption contracts					1,002,640,000	$608	$182,113	$(181,505)

Exchange Traded Option Contracts Outstanding at October 31, 2016

Description	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
CBOE SPX Volatility Index	25.00 USD	01/18/17	USD	41	$5,043	$5,414	$(371)
CBOE SPX Volatility Index	26.00 USD	11/16/16	USD	41	2,050	4,572	(2,522)
CBOE SPX Volatility Index	27.00 USD	12/21/16	USD	44	2,860	6,470	(3,610)
SPDR S&P 500 ETF Trust Index Option	225.00 USD	12/16/16	USD	17	340	4,489	(4,149)
SPDR S&P 500 ETF Trust Index Option	230.00 USD	12/16/16	USD	17	102	2,007	(1,905)

Total Calls				160	$10,395	$22,952	$(12,557)

The accompanying notes are an integral part of these financial statements.

104

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

Exchange Traded Option Contracts Outstanding at October 31, 2016 - (continued)

Description	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts: - (continued)
Puts
SPDR S&P 500 ETF Trust Index Option	165.00 USD	11/18/16	USD	50	$150	$1,402	$(1,252)
SPDR S&P 500 ETF Trust Index Option	160.00 USD	12/16/16	USD	52	676	795	(119)
SPDR S&P 500 ETF Trust Index Option	165.00 USD	01/20/17	USD	49	1,862	1,962	(100)

Total Puts				151	$2,688	$4,159	$(1,471)

Total purchased option contracts				311	$13,083	$27,111	$(14,028)

Written option contracts
Puts
SPDR S&P 500 ETF Trust Index Option	201.00 USD	11/18/16	USD	(50)	$(3,700)	$(9,948)	$6,248
SPDR S&P 500 ETF Trust Index Option	197.00 USD	12/16/16	USD	(52)	(6,864)	(14,402)	7,538
SPDR S&P 500 ETF Trust Index Option	170.00 USD	12/16/16	USD	(41)	(779)	(31,568)	30,789
SPDR S&P 500 ETF Trust Index Option	190.00 USD	12/16/16	USD	(37)	(2,812)	(23,113)	20,301
SPDR S&P 500 ETF Trust Index Option	199.00 USD	01/20/17	USD	(49)	(12,936)	(12,199)	(737)
SPDR S&P 500 ETF Trust Index Option	200.00 USD	03/17/17	USD	(34)	(16,218)	(19,718)	3,500
SPDR S&P 500 ETF Trust Index Option	205.00 USD	03/17/17	USD	(17)	(10,353)	(11,100)	747
SPDR S&P 500 ETF Trust Index Option	202.00 USD	03/17/17	USD	(17)	(9,112)	(10,471)	1,359
SPDR S&P 500 ETF Trust Index Option	197.00 USD	06/16/17	USD	(32)	(21,568)	(21,534)	(34)

Total Puts				(329)	$(84,342)	$(154,053)	$69,711

Total written option contracts				(329)	$(84,342)	$(154,053)	$69,711

Futures Contracts Outstanding at October 31, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
Long position contracts:
10-Year Mini JGB Future	106	12/12/2016	$15,343,932	$15,332,450	$(11,482)
Australian 3-Year Bond Future	9	12/15/2016	774,581	770,592	(3,989)
CAC40 10 Euro Future	72	11/18/2016	3,558,394	3,561,848	3,454
Emerging Market (mini MSCI) Index Future	42	12/16/2016	1,951,426	1,897,350	(54,076)
Euro-BOBL Future	1	12/08/2016	145,124	143,926	(1,198)
Euro-BTP Future	20	12/08/2016	3,046,638	3,042,086	(4,552)
Euro-BUXL 30-Year Bond Future	7	12/08/2016	1,470,645	1,382,243	(88,402)
Euro-Bund Future	12	12/08/2016	2,171,638	2,136,266	(35,372)
Euro-Oat Future	13	12/08/2016	2,286,049	2,230,519	(55,530)
Euro-Schatz Future	2	12/08/2016	246,216	245,852	(364)
Japan 10-Year Bond Future	3	12/13/2016	4,342,539	4,339,945	(2,594)
Long Gilt Future	54	12/28/2016	8,569,276	8,284,477	(284,799)
S&P 500 (E-Mini) Future	210	12/16/2016	22,328,614	22,261,050	(67,564)
S&P/TSX 60 Index Future	43	12/15/2016	5,410,910	5,555,730	144,820
U.S. Treasury 10-Year Note Future	131	12/20/2016	17,109,744	16,980,875	(128,869)
U.S. Treasury 10-Year Ultra Note Future	1	12/20/2016	144,455	141,516	(2,939)
U.S. Ultra Bond Future	51	12/20/2016	9,472,029	8,972,812	(499,217)
WTI Crude Future	61	06/20/2017	3,063,096	3,059,760	(3,336)

Total					$(1,096,009)

Short position contracts:
Australian 10-Year Bond Future	25	12/15/2016	$2,579,847	$2,522,146	$57,701
BIST 30 Index Future	976	12/30/2016	3,085,332	3,052,514	32,818
Canadian Government 10-Year Bond Future	31	12/19/2016	3,339,136	3,342,444	(3,308)
Nikkei 225 Index Future	30	12/08/2016	2,534,879	2,613,000	(78,121)
Nikkei 225 Index Future	18	12/08/2016	2,905,403	2,993,420	(88,017)
U.S. Treasury 2-Year Note Future	54	12/30/2016	11,777,766	11,779,594	(1,828)

Total					$(80,755)

Total futures contracts					$(1,176,764)

The accompanying notes are an integral part of these financial statements.

105

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

TBA Sale Commitments Outstanding at October 31, 2016

Description	Principal Amount	Maturity Date	Market Value †	Unrealized Appreciation/ (Depreciation)
FNMA, 3.00%	$960,000	11/01/2031	$(1,004,625)	$(1,200)
FNMA, 3.00%	3,675,000	11/01/2046	(3,783,527)	13,844
FNMA, 3.00%	3,050,000	12/01/2046	(3,133,994)	(238)
FNMA, 3.50%	4,275,000	11/01/2046	(4,488,082)	6,757
FNMA, 3.50%	2,000,000	12/01/2046	(2,097,578)	859
FNMA, 4.00%	750,000	11/01/2046	(803,086)	176
FNMA, 4.50%	9,593,000	11/01/2046	(10,484,850)	5,373
FNMA, 4.50%	4,700,000	12/01/2046	(5,133,281)	(735)
GNMA, 3.00%	5,412,500	11/01/2046	(5,638,303)	6,517
GNMA, 3.00%	637,500	12/01/2046	(662,788)	137
GNMA, 3.50%	2,275,000	11/01/2046	(2,409,367)	2,518
GNMA, 4.00%	2,625,000	11/01/2046	(2,811,724)	718

Total (proceeds $42,485,931)			$(42,451,205)	$34,726

At October 31, 2016, the aggregate market value of TBA sale commitments outstanding represents (12.8)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CMBX.NA.AAA.6	MSC	USD	849,752	(0.50%)	05/11/63	$5,548	$—	$4,538	$(1,010)

Sell protection:
CDX-EMS26V1-5Y	BNP	USD	3,425,000	1.00%	12/20/21	$—	$(216,556)	$(215,705)	$851
CMBX.NA.BBB.6	MSC	USD	350,000	3.00%	05/11/63	—	(33,089)	(28,471)	4,618
CMBX.NA.BBB.6	CSI	USD	700,000	3.00%	05/11/63	—	(60,767)	(57,001)	3,766

Total						$—	$(310,412)	$(301,177)	$9,235

Total traded indices						$5,548	$(310,412)	$(296,639)	$8,225

Credit default swaps on single-name issues:
Sell protection:
General Motors Co.	JPM	USD	275,000	5.00%/1.77%	12/20/21	$41,617	$—	$44,094	$2,477
Italy Republic	JPM	USD	525,000	1.00%/1.48%	12/20/21	—	(10,741)	(11,572)	(831)
MetLife, Inc.	JPM	USD	385,000	1.00%/0.95%	06/20/21	—	(4,030)	1,338	5,368
Nordstrom, Inc.	GSC	USD	175,000	1.00%/1.39%	06/20/21	—	(5,734)	(2,847)	2,887

Total						$41,617	$(20,505)	$31,013	$9,901

Total single-name issues						$41,617	$(20,505)	$31,013	$9,901

Total OTC contracts						$47,165	$(330,917)	$(265,626)	$18,126

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

The accompanying notes are an integral part of these financial statements.

106

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2016

Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CDX.NA.HY.27	USD	3,675,000	5.00%	12/20/21	$151,929	$142,607	$(9,322)

Credit default swaps on indices:
Buy protection:
CDX.NA.IG.27	USD	6,050,000	(1.00%)	12/20/21	$(71,617)	$(69,491)	$2,126

Total					$80,312	$73,116	$(7,196)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2016

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
DEUT	0.35% Fixed	6M CHF LIBOR	CHF	2,400,000	09/21/26	$—	$—	$59,054	$59,054
DEUT	0.35% Fixed	6M CHF LIBOR	CHF	2,400,000	09/21/26	—	—	(846)	(846)
HSBC	2.05% Fixed	6M THBFIX	THB	11,900,000	08/15/26	—	—	5,465	5,465
HSBC	2.06% Fixed	6M THBFIX	THB	13,950,000	08/15/26	—	—	5,864	5,864
JPM	6M CHF LIBOR	0.11% Fixed	CHF	1,730,000	03/16/26	—	—	43,691	43,691
JPM	6M CHF LIBOR	0.11% Fixed	CHF	1,730,000	03/16/26	—	—	1,525	1,525

Total						$—	$—	$114,753	$114,753

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2016

Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
3M USD LIBOR	1.75% Fixed	USD	1,050,000	03/15/27	$—	$(30,052)	$(23,710)	$6,342

OTC Total Return Swap Contracts Outstanding at October 31, 2016
Reference Entity	Counterparty	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Alliance Resource Partners	GSC	USD	141,800	1M LIBOR - 2.50%	09/29/17	$—	$—	$—	$0
GSCBWRE2	GSC	USD	1,944,903	1M LIBOR - 0.50%	08/31/17	—	—	—	0
GSCBWRE2	GSC	USD	315,007	1M LIBOR - 0.50%	08/31/17	—	—	—	0
GSCBWRE2	GSC	USD	837,831	1M LIBOR - 0.50%	08/31/17	—	—	—	0
GSCBWRE2	GSC	USD	837,924	1M LIBOR - 0.50%	08/31/17	—	—	—	0
GSCBWSEW	GSC	USD	212,859	1M LIBOR - 0.40%	07/31/17	—	—	—	0
GSCBWSEW	GSC	USD	3,529,999	1M LIBOR - 0.40%	07/31/17	—	—	—	0
GSGLWIIN	GSC	CHF	570,575	1M LIBOR - 0.40%	12/16/16	—	—	(23,632)	(23,632)
GSGLWIIN	GSC	USD	475,104	1M LIBOR - 0.40%	04/28/17	—	—	(544)	(544)
GSGLWIIN	GSC	USD	658,848	1M LIBOR - 0.40%	04/28/17	—	—	(755)	(755)
GSGLWIIN	GSC	USD	1,422,816	1M LIBOR - 0.40%	04/28/17	—	—	(1,630)	(1,630)
GSGLWIIN	GSC	USD	1,441,632	1M LIBOR - 0.40%	04/28/17	—	—	(1,652)	(1,652)
GSGLWIIN	GSC	USD	1,458,432	1M LIBOR - 0.40%	04/28/17	—	—	(1,671)	(1,671)
iPath S&P 500 VIX	DEUT	USD	31,036	1M LIBOR - 2.65%	01/12/17	—	—	208	208
iPath S&P 500 VIX	MSC	USD	50,985	1M LIBOR - 3.00%	08/05/17	—	—	(1,318)	(1,318)
iPath S&P 500 VIX	DEUT	USD	12,323	1M LIBOR - 2.95%	09/13/17	—	—	442	442
iPath S&P 500 VIX	MSC	USD	29,707	1M LIBOR - 3.00%	09/21/17	—	—	(2,418)	(2,418)

The accompanying notes are an integral part of these financial statements.

107

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

OTC Total Return Swap Contracts Outstanding at October 31, 2016 - (continued)
Reference Entity	Counterparty	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
iPath S&P 500 VIX	MSC	USD	36,188	1M LIBOR - 3.00%	09/29/17	$—	$—	$—	$0
iPath S&P 500 VIX	MSC	USD	44,484	1M LIBOR - 3.00%	09/29/17	—	—	—	0
iPath S&P 500 VIX	MSC	USD	115,053	1M LIBOR - 3.00%	10/11/17	—	—	4,064	4,064
MSCI Daily TR Gross Emerging Markets	GSC	USD	463,900	1M LIBOR - 0.25%	09/29/17	—	—	9,959	9,959
MSCI Daily TR Gross Emerging Markets	GSC	USD	495,192	1M LIBOR - 0.25%	09/29/17	—	—	3,340	3,340
MSCI Daily TR Gross Emerging Markets	GSC	USD	697,752	1M LIBOR - 0.25%	09/29/17	—	—	(4,060)	(4,060)
MSCI Daily TR Gross Emerging Markets	GSC	USD	655,008	1M LIBOR - 0.25%	09/29/17	—	—	(11,811)	(11,811)
MSCI South Africa Index	GSC	USD	2,356,593	(1M LIBOR + 0.33%)	09/29/17	—	—	—	0
MSCI South Africa Index	GSC	USD	1,804,659	(1M LIBOR + 0.33%)	09/29/17	—	—	—	0
Vaneck Vectors Russia ETF	BOA	USD	187,101	1M LIBOR - 0.20%	05/31/17	—	—	—	0
Vaneck Vectors Russia ETF	BOA	USD	1,222,490	1M LIBOR - 0.20%	05/31/17	—	—	—	0
VelocityShares Daily Inverse	DEUT	USD	278,976	1M LIBOR - 2.95%	01/12/17	—	—	302	302
Viper Energy Partners LP	BOA	USD	5,329	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	5,534	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	5,534	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	5,534	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	2,833	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	6,547	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	5,006	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	1,820	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	6,415	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	6,268	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	6,415	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	5,857	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	573	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	7,472	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	2,334	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	7,281	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	998	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	8,749	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	2,628	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	499	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	7,883	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	7,296	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	7,090	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	3,347	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	4,022	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	4,492	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0

Total						$—	$—	$(31,176)	$(31,176)

Foreign Currency Contracts Outstanding at October 31, 2016

Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/30/16	HSBC	$2,560,494	$2,567,618	$7,124
AUD	Buy	11/30/16	SSG	2,291,447	2,293,982	2,535
AUD	Buy	11/30/16	HSBC	4,138,223	4,128,863	(9,360)
AUD	Buy	11/30/16	SSG	2,565,541	2,548,614	(16,927)
AUD	Sell	11/30/16	HSBC	2,443,114	2,421,678	21,436
AUD	Sell	11/30/16	DEUT	1,217,355	1,210,839	6,516
AUD	Sell	11/30/16	CSFB	1,216,579	1,210,079	6,500
AUD	Sell	11/30/16	HSBC	766,394	764,660	1,734
AUD	Sell	11/30/16	RBC	292,738	292,638	100
BRL	Buy	11/03/16	GSC	1,364,513	1,395,268	30,755
BRL	Buy	11/03/16	SCB	1,401,402	1,395,268	(6,134)
BRL	Buy	11/03/16	GSC	1,651,630	1,644,400	(7,230)

The accompanying notes are an integral part of these financial statements.

108

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)

Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
BRL	Buy	11/03/16	SCB	$1,672,450	$1,644,401	$(28,049)
BRL	Buy	12/02/16	SCB	1,406,886	1,382,763	(24,123)
BRL	Sell	11/03/16	SCB	1,419,067	1,395,267	23,800
BRL	Sell	11/03/16	SCB	1,651,630	1,644,400	7,230
BRL	Sell	11/03/16	GSC	1,401,402	1,395,268	6,134
BRL	Sell	11/03/16	GSC	1,608,154	1,644,400	(36,246)
BRL	Sell	12/02/16	SCB	1,658,093	1,629,663	28,430
BRL	Sell	12/02/16	JPM	94,269	93,363	906
CAD	Buy	11/30/16	MSC	1,599,249	1,595,031	(4,218)
CAD	Buy	11/30/16	BMO	8,841,014	8,788,701	(52,313)
CAD	Sell	11/30/16	BMO	1,436,496	1,427,996	8,500
CAD	Sell	11/30/16	RBC	87,317	87,246	71
CHF	Buy	11/30/16	SCB	6,092,208	6,131,269	39,061
CHF	Sell	11/30/16	CSFB	1,293,241	1,290,420	2,821
CHF	Sell	11/30/16	CSFB	1,292,096	1,289,409	2,687
CHF	Sell	11/30/16	RBC	449,576	449,370	206
CHF	Sell	11/30/16	BNP	2,567,796	2,579,829	(12,033)
CLP	Buy	11/30/16	SCB	1,061,620	1,071,235	9,615
CLP	Sell	11/30/16	JPM	77,256	77,065	191
CNY	Buy	11/30/16	JPM	219,149	219,469	320
CNY	Sell	11/30/16	JPM	3,432,248	3,442,626	(10,378)
COP	Buy	11/30/16	SCB	1,347,314	1,318,625	(28,689)
COP	Sell	11/30/16	JPM	88,635	88,329	306
DKK	Buy	11/30/16	SCB	3,178,699	3,210,790	32,091
DKK	Sell	11/30/16	RBC	213,762	214,121	(359)
EUR	Buy	11/30/16	HSBC	2,570,144	2,596,004	25,860
EUR	Buy	11/30/16	CBK	2,563,692	2,566,329	2,637
EUR	Buy	11/30/16	RBC	1,597,883	1,600,246	2,363
EUR	Sell	11/30/16	RBC	27,436	27,477	(41)
EUR	Sell	11/30/16	BOA	2,580,522	2,580,617	(95)
EUR	Sell	11/30/16	BNP	1,284,228	1,291,408	(7,180)
EUR	Sell	11/30/16	CSFB	1,283,817	1,291,408	(7,591)
EUR	Sell	11/30/16	HSBC	2,582,493	2,596,004	(13,511)
EUR	Sell	11/30/16	CBK	34,204,381	34,485,527	(281,146)
GBP	Buy	11/30/16	SSG	3,858,005	3,877,434	19,429
GBP	Buy	11/30/16	CBK	2,369,814	2,385,736	15,922
GBP	Buy	11/30/16	RBC	282,177	282,908	731
GBP	Sell	11/30/16	HSBC	1,284,130	1,287,171	(3,041)
GBP	Sell	11/30/16	GSC	3,854,510	3,872,536	(18,026)
GBP	Sell	11/30/16	CBK	9,198,236	9,260,037	(61,801)
HKD	Buy	01/25/17	BOA	10,832,581	10,835,970	3,389
HKD	Buy	01/25/17	RBC	57,418	57,415	(3)
HKD	Buy	01/25/17	RBC	68,425	68,382	(43)
HKD	Sell	01/25/17	JPM	4,781,190	4,839,254	(58,064)
HKD	Sell	01/25/17	SCB	6,660,146	6,764,917	(104,771)
IDR	Buy	11/30/16	UBS	334,698	334,730	32
IDR	Sell	11/30/16	JPM	27,657	27,655	2
ILS	Buy	11/30/16	CBK	1,819,911	1,822,802	2,891
ILS	Buy	11/30/16	HSBC	1,456,572	1,459,180	2,608
ILS	Sell	11/30/16	RBC	92,742	92,862	(120)
ILS	Sell	11/30/16	CBK	1,495,410	1,497,785	(2,375)
INR	Buy	11/30/16	JPM	694,608	693,433	(1,175)
INR	Sell	11/30/16	BCLY	10,639,818	10,646,717	(6,899)
JPY	Buy	11/30/16	GSC	2,784,532	2,796,000	11,468
JPY	Buy	11/30/16	RBC	559,639	560,852	1,213
JPY	Sell	11/21/16	JPM	5,107,564	4,866,491	241,073
JPY	Sell	11/30/16	CBK	17,830,922	17,713,862	117,060
JPY	Sell	11/30/16	CSFB	1,419,054	1,417,005	2,049

The accompanying notes are an integral part of these financial statements.

109

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)

Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
JPY	Sell	11/30/16	GSC	$1,418,992	$1,416,994	$1,998
KRW	Buy	11/30/16	JPM	50,086	50,137	51
KRW	Sell	11/30/16	BOA	541,214	535,695	5,519
MXN	Buy	11/30/16	BCLY	1,447,118	1,416,258	(30,860)
MXN	Sell	11/30/16	BCLY	972,556	951,816	20,740
MXN	Sell	11/30/16	RBC	45,591	45,337	254
MYR	Buy	11/30/16	JPM	35,708	35,694	(14)
MYR	Sell	11/30/16	UBS	358,802	356,471	2,331
NOK	Buy	11/30/16	CBK	8,041,818	8,048,758	6,940
NOK	Sell	11/30/16	RBC	581,470	580,729	741
NOK	Sell	11/30/16	CBK	655,811	656,377	(566)
NZD	Buy	11/30/16	RBC	415,177	414,961	(216)
NZD	Sell	11/30/16	CBA	7,560,109	7,576,444	(16,335)
PEN	Buy	11/30/16	GSC	921,025	920,616	(409)
PHP	Buy	11/29/16	HSBC	636,483	638,356	1,873
PHP	Buy	11/29/16	JPM	692,774	693,883	1,109
PHP	Buy	11/29/16	JPM	481,535	481,958	423
PHP	Buy	11/29/16	NOM	510,450	508,369	(2,081)
PHP	Buy	11/29/16	JPM	1,312,140	1,307,874	(4,266)
PHP	Sell	11/29/16	JPM	265,456	266,172	(716)
PLN	Buy	11/30/16	SCB	935,995	947,731	11,736
PLN	Sell	11/30/16	RBC	66,018	66,221	(203)
PLN	Sell	11/30/16	SCB	2,950,861	2,987,861	(37,000)
RUB	Sell	11/30/16	BCLY	1,037,812	1,019,189	18,623
SEK	Buy	11/30/16	CBK	10,505,750	10,390,794	(114,956)
SEK	Sell	11/30/16	RBC	656,777	656,090	687
SGD	Buy	11/30/16	SCB	2,424,335	2,424,295	(40)
SGD	Sell	11/30/16	SCB	1,409,163	1,409,140	23
SGD	Sell	11/30/16	RBC	148,013	148,104	(91)
THB	Buy	11/30/16	JPM	62,582	62,533	(49)
THB	Sell	11/30/16	JPM	1,666,495	1,664,104	2,391
TRY	Buy	11/30/16	RBC	286,011	286,127	116
TRY	Sell	11/30/16	CBK	4,235,302	4,212,589	22,713
TRY	Sell	11/30/16	SCB	582,993	587,669	(4,676)
TWD	Buy	11/30/16	JPM	117,425	117,539	114
TWD	Sell	11/30/16	SCB	1,975,079	1,985,193	(10,114)
ZAR	Buy	11/30/16	CBK	2,705,129	2,774,741	69,612
ZAR	Sell	11/30/16	RBC	196,638	196,547	91

Total						$(168,652)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

110

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NOM	Nomura International
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
ISK	Icelandic Krona
JPY	Japanese Yen
KRW	South Korean Won
MUR	Mauritian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwanese Dollar
ZAR	South African Rand

Index Abbreviations:
CBOE	Chicago Board Options Exchange
CDX.NA.HY	Credit Derivatives North American High Yield
MSCI	Morgan Stanley Capital International
S&P	Standard & Poors
SPX	Standard and Poor’s 500 Index
TSX	Toronto Stock Exchange

Other Abbreviations:
ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OTC	Over-the-Counter
PJSC	Private Joint Stock Company
REIC	Real Estate Investment Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt
TBA	To Be Announced
THBFIX	Thai Baht Interest Rate Fixing

The accompanying notes are an integral part of these financial statements.

111

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$26,722,515	$—	$26,521,298	$201,217
Corporate Bonds	12,601,002	—	12,601,002	—
Foreign Government Obligations	32,140,440	—	32,140,440	—
U.S. Government Agencies	42,755,570	—	42,755,570	—
U.S. Government Securities	11,588,985	—	11,588,985	—
Common Stocks
Argentina	45,910	45,910	—	—
Australia	3,526,112	879,187	2,616,997	29,928
Austria	897,208	—	897,208	—
Belgium	1,115,377	146,441	968,936	—
Bermuda	816,449	816,449	—	—
Brazil	274,751	274,751	—	—
British Virgin Islands	205,018	205,018	—	—
Canada	3,946,465	3,946,465	—	—
China	5,344,695	1,988,795	3,355,900	—
Denmark	918,696	332,341	586,355	—
Egypt	653,984	—	653,984	—
Finland	50,691	—	50,691	—
France	6,387,967	9,882	6,378,085	—
Germany	4,251,904	15,884	4,236,020	—
Greece	3,415,898	34,303	3,381,595	—
Hong Kong	1,070,509	97,721	972,788	—
India	15,865,232	324,425	15,540,807	—
Indonesia	464,276	353,049	111,227	—
Ireland	4,864,073	2,424,483	2,439,590	—
Israel	808,669	424,336	384,333	—
Italy	3,093,445	50,073	3,043,372	—
Japan	20,490,095	91,306	20,398,789	—
Jersey	649,795	649,795	—	—
Kenya	34,115	34,115	—	—
Luxembourg	1,184,440	93,232	1,091,208	—
Malaysia	196,526	196,526	—	—
Mauritius	520,545	520,545	—	—
Mexico	78,409	78,409	—	—
Netherlands	4,187,240	670,860	3,516,380	—
New Zealand	71,830	—	71,830	—
Norway	175,441	—	175,441	—
Peru	241,214	241,214	—	—
Philippines	25,471	25,471	—	—
Romania	165,384	165,384	—	—
Russia	1,683,715	1,408,784	274,931	—
Singapore	2,383,212	297,237	2,085,975	—
South Africa	653,747	22,200	631,547	—
South Korea	1,357,402	73,203	1,284,199	—
Spain	361,537	—	361,537	—
Sweden	267,081	91,446	175,635	—
Switzerland	2,324,490	298,528	2,025,962	—
Taiwan	8,605,968	394,307	8,211,661	—
Thailand	1,389,542	1,389,542	—	—
United Kingdom	9,145,329	3,096,294	6,049,035	—
United States	68,173,736	67,309,631	864,105	—
Senior Floating Rate Interests	306,249	—	306,249	—
Convertible Bonds	648,164	—	648,164	—
Exchange Traded Funds	29,518,661	29,337,049	181,612	—
Preferred Stocks	608,665	158,793	—	449,872
Convertible Preferred Stocks	461,906	461,906	—	—
Warrants	147,839	1,051	146,788	—
Short-Term Investments	12,507,524	12,507,524	—	—

The accompanying notes are an integral part of these financial statements.

112

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

October 31, 2016

	Total	Level 1 (1)	Level 2 (1)	Level 3
Purchased Options	$48,175	$13,083	$35,092	$—
Foreign Currency Contracts(2)	855,881	—	855,881	—
Futures Contracts(2)	238,793	238,793	—	—
Swaps - Credit Default(2)	22,093	—	22,093	—
Swaps - Interest Rate(2)	121,941	—	121,941	—
Swaps - Total Return(2)	18,315	—	18,315	—

Total	$353,696,311	$132,235,741	$220,779,553	$681,017

Liabilities
Securities Sold Short Real Estate	$(2,089)	$(2,089)	$—	$—
Foreign Currency Contracts(2)	(1,024,533)	—	(1,024,533)	—
Futures Contracts(2)	(1,415,557)	(1,415,557)	—	—
Swaps - Credit Default(2)	(11,163)	—	(11,163)	—
Swaps - Interest Rate(2)	(846)	—	(846)	—
Swaps - Total Return(2)	(49,491)	—	(49,491)	—
TBA Sale Commitments	(42,451,205)	—	(42,451,205)	—
Written Options	(93,911)	(90,957)	(2,954)	—

Total	$(45,048,795)	$(1,508,603)	$(43,540,192)	$—

(1)	For the year ended October 31, 2016, investments valued at $2,766,339 were transferred from Level 1 to Level 2 due to the application of a systematic fair valuation model factor, and investments valued at $3,305,360 were transferred from Level 2 to Level 1 due to the discontinuation of a systematic fair valuation model factor.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Asset & Commercial Mortgage Backed Securities	Common Stocks	Preferred Stocks	Total
Beginning balance	$294,220	$118,589	$358,567	$771,376
Purchases	201,216	—	—	201,216
Sales	(100,000)	(39,288)	—	(139,288)
Accrued discounts/(premiums)	20	—	—	20
Total realized gain/(loss)	—	(47,035)	—	(47,035)
Net change in unrealized appreciation/depreciation	74	(2,338)	91,305	89,041
Transfers into Level 3	—	—	—	—
Transfers out of Level 3(1)	(194,313)	—	—	(194,313)

Ending balance	$201,217	$29,928	$449,872	$681,017

(1)	For the year ended October 31, 2016, investments valued at $194,313 were transferred from Level 3 to Level 2 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable inputs.

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $65,103.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

113

The Hartford Growth Allocation Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 100.1%
	Alternative Funds - 3.0%
2,397,549	Hartford Real Total Return Fund, Class Y	$21,170,356

	Total Alternative Funds (cost $24,629,991)	21,170,356

	Domestic Equity Funds - 59.0%
4,691,155	Hartford Core Equity Fund, Class Y	113,525,941
5,808,521	Hartford Small Cap Core Fund, Class Y	69,702,247
4,308,528	The Hartford Equity Income Fund, Class Y	78,113,607
1,524,148	The Hartford Growth Opportunities Fund, Class Y	62,840,626
3,244,259	The Hartford MidCap Fund, Class Y	92,266,737

	Total Domestic Equity Funds (cost $407,153,080)	416,449,158

	International/Global Equity Funds - 20.0%
5,179,942	The Hartford International Opportunities Fund, Class Y	78,061,726
4,565,872	The Hartford International Small Company Fund, Class Y	63,374,299

	Total International/Global Equity Funds (cost $142,823,743)	141,436,025

	Multi-Strategy Funds - 4.0%
2,679,708	The Hartford Global All-Asset Fund, Class Y	28,378,106

	Total Multi-Strategy Funds (cost $26,689,909)	28,378,106

	Taxable Fixed Income Funds - 14.1%
2,746,083	The Hartford Quality Bond Fund, Class Y	28,449,420
1,443,121	The Hartford Short Duration Fund, Class Y	14,229,168
3,242,566	The Hartford Strategic Income Fund, Class Y	28,372,450
2,731,245	The Hartford World Bond Fund, Class Y	28,404,948

	Total Taxable Fixed Income Funds (cost $97,793,469)	99,455,986

	Total Affiliated Investment Companies (cost $699,090,192)	706,889,631

	Total Long-Term Investments (cost $699,090,192)	706,889,631

Total Investments (cost $699,090,192)^	100.1%	$706,889,631
Other Assets and Liabilities	(0.1)%	(1,044,522)

Total Net Assets	100.0%	$705,845,109

The accompanying notes are an integral part of these financial statements.

114

The Hartford Growth Allocation Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $699,820,283 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$14,282,962
Unrealized Depreciation	(7,213,614)

Net Unrealized Appreciation	$7,069,348

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

115

The Hartford Growth Allocation Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Affiliated Investment Companies	$706,889,631	$706,889,631	$—	$—

Total	$706,889,631	$706,889,631	$—	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

116

Hartford Moderate Allocation Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 100.2%
	Alternative Funds - 4.0%
2,339,464	Hartford Real Total Return Fund, Class Y	$20,657,465

	Total Alternative Funds (cost $24,038,202)	20,657,465

	Domestic Equity Funds - 43.9%
2,981,197	Hartford Core Equity Fund, Class Y	72,144,958
2,937,153	Hartford Small Cap Core Fund, Class Y	35,245,832
2,568,591	The Hartford Equity Income Fund, Class Y	46,568,551
613,542	The Hartford Growth Opportunities Fund, Class Y	25,296,338
1,627,782	The Hartford MidCap Fund, Class Y	46,294,108

	Total Domestic Equity Funds (cost $217,418,339)	225,549,787

	International/Global Equity Funds - 16.0%
3,083,033	The Hartford International Opportunities Fund, Class Y	46,461,302
2,573,309	The Hartford International Small Company Fund, Class Y	35,717,527

	Total International/Global Equity Funds (cost $86,128,378)	82,178,829

	Multi-Strategy Funds - 5.0%
2,440,137	The Hartford Global All-Asset Fund, Class Y	25,841,048

	Total Multi-Strategy Funds (cost $24,303,762)	25,841,048

	Taxable Fixed Income Funds - 31.3%
4,502,052	The Hartford Quality Bond Fund, Class Y	46,641,259
1,051,518	The Hartford Short Duration Fund, Class Y	10,367,970
5,316,039	The Hartford Strategic Income Fund, Class Y	46,515,338
5,472,800	The Hartford World Bond Fund, Class Y	56,917,118

	Total Taxable Fixed Income Funds (cost $159,705,784)	160,441,685

	Total Affiliated Investment Companies (cost $511,594,465)	514,668,814

	Total Long-Term Investments (cost $511,594,465)	514,668,814

Total Investments (cost $511,594,465)^	100.2%	$514,668,814
Other Assets and Liabilities	(0.2)%	(954,513)

Total Net Assets	100.0%	$513,714,301

The accompanying notes are an integral part of these financial statements.

117

Hartford Moderate Allocation Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $512,879,765 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$10,408,353
Unrealized Depreciation	(8,619,304)

Net Unrealized Appreciation	$1,789,049

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

118

Hartford Moderate Allocation Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Affiliated Investment Companies	$514,668,814	$514,668,814	$—	$—

Total	$514,668,814	$514,668,814	$—	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

119

Hartford Multi-Asset Income Fund

Schedule of Investments

October 31, 2016

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 4.9%
		Asset-Backed - Finance & Insurance - 0.4%
$	36,283	Lehman XS Trust 1.05%, 11/25/2035(1)	$24,412
	38,864	Long Beach Mortgage Loan Trust 0.70%, 12/25/2036(1)	18,614
	250,000	Sound Point CLO Ltd. 5.48%, 07/15/2025(1)(2)	225,776

			268,802

		Asset-Backed - Home Equity - 0.7%
		GSAA Home Equity Trust
	139,574	0.62%, 12/25/2036(1)	67,272
	110,999	0.63%, 03/25/2037(1)	59,824
	46,890	0.71%, 11/25/2036(1)	23,275
	52,402	0.75%, 05/25/2047(1)	39,853
	60,160	0.85%, 04/25/2047(1)	41,218
	59,602	5.88%, 09/25/2036	31,115
	69,293	Merrill Lynch Mortgage Investors Trust 0.68%, 08/25/2037(1)	44,363
	15,508	Nomura Home Equity Loan, Inc. Home Equity Loan Trust 0.69%, 02/25/2037(1)	11,829
	371,944	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037	188,962
	40,000	Soundview Home Loan Trust 0.78%, 11/25/2036(1)	28,498

			536,209

		Commercial Mortgage - Backed Securities - 0.8%
	140,750	Carrington Mortgage Loan Trust 0.77%, 10/25/2036(1)	83,239
	70,000	Citigroup Commercial Mortgage Trust 4.40%, 03/10/2047(1)(2)	48,787
	175,000	Commercial Mortgage Trust 4.57%, 10/15/2045(1)(2)	119,031
		GS Mortgage Securities Trust
	65,000	3.58%, 06/10/2047(2)	38,276
	105,000	3.72%, 01/10/2047(2)	58,895
		JP Morgan Chase Commercial Mortgage Securities Trust
	140,000	2.73%, 10/15/2045(1)(2)	78,410
	100,000	4.00%, 08/15/2046(1)(2)	81,751
	15,000	Wells Fargo Commercial Mortgage Trust 4.10%, 05/15/2048(1)	12,136
		WF-RBS Commercial Mortgage Trust
	115,599	3.02%, 11/15/2047(2)	52,370
	45,505	5.00%, 04/15/2045(1)(2)	26,992

			599,887

		Whole Loan Collateral CMO - 3.0%
		Adjustable Rate Mortgage Trust
	23,212	0.79%, 01/25/2036(1)	19,304
	28,323	1.03%, 01/25/2036(1)	24,304
		Alternative Loan Trust
	50,555	0.69%, 02/25/2047(1)	42,312
	295,405	0.93%, 10/25/2036(1)	182,368
		American Home Mortgage Assets Trust
	79,183	0.72%, 09/25/2046(1)	59,654
	46,006	1.46%, 10/25/2046(1)	32,129
	6,062	Banc of America Funding Trust 0.72%, 10/20/2036(1)	5,070

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 4.9% - (continued)
		Whole Loan Collateral CMO - 3.0% - (continued)
		Bear Stearns Alt-A Trust
$	74,594	0.85%, 08/25/2036(1)	$56,813
	63,311	1.05%, 11/25/2035(1)	55,942
	48,224	3.18%, 09/25/2035(1)	43,235
	29,627	CHL Mortgage Pass-Through Trust 2.82%, 03/20/2036(1)	24,105
	71,098	Countrywide Alternative Loan Trust 0.67%, 04/25/2047(1)	60,646
	72,043	DSLA Mortgage Loan Trust 1.43%, 03/19/2046(1)	58,570
	46,011	GreenPoint Mortgage Funding Trust 0.69%, 02/25/2037(1)	41,325
	103,087	HarborView Mortgage Loan Trust 0.77%, 03/19/2036(1)	74,957
	92,431	IndyMac Index Mortgage Loan Trust 0.82%, 01/25/2036(1)	58,450
	111,423	JP Morgan Mortgage Trust 0.91%, 01/25/2037(1)	58,423
	54,255	Luminent Mortgage Trust 0.73%, 10/25/2046(1)	46,320
	182,369	Morgan Stanley Mortgage Loan Trust 3.09%, 05/25/2036(1)	127,476
	135,311	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.54%, 06/25/2036(1)	101,474
		Residential Accredit Loans, Inc.
	42,532	0.70%, 01/25/2037(1)	32,831
	118,897	0.78%, 02/25/2036(1)	79,477
	90,426	0.78%, 08/25/2037(1)	70,056
	142,524	Residential Asset Securitization Trust 0.98%, 03/25/2035(1)	111,986
	98,515	Residential Funding Mortgage Securities, Inc. 3.25%, 08/25/2035(1)	72,913
		Structured Adjustable Rate Mortgage Loan Trust
	16,369	0.69%, 01/25/2037(1)	12,908
	75,063	0.72%, 07/25/2037(1)	57,766
		WaMu Mortgage Pass-Through Certificates Trust
	46,989	0.95%, 06/25/2044(1)	43,539
	84,183	1.22%, 03/25/2047(1)	63,646
	89,861	1.27%, 06/25/2047(1)	79,027
	44,440	1.33%, 12/25/2046(1)	34,428
	49,035	2.20%, 09/25/2046(1)	46,561
	36,026	2.20%, 11/25/2046(1)	32,360
	92,782	2.55%, 06/25/2037(1)	83,361
	83,521	2.81%, 08/25/2036(1)	74,226
	27,843	Washington Mutual Mortgage Pass-Through Certificates Trust 0.70%, 12/25/2036(1)	22,484
	105,000	Wells Fargo Commercial Mortgage Trust 2.88%, 05/15/2048(1)(2)	53,479

			2,143,925

		Total Asset & Commercial Mortgage Backed Securities (cost $3,770,373)	$3,548,823

The accompanying notes are an integral part of these financial statements.

120

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.6%
		Advertising - 0.1%
		WPP Finance 2010
$	30,000	3.63%, 09/07/2022	$31,981
	25,000	4.75%, 11/21/2021	27,935

			59,916

		Aerospace/Defense - 0.2%
		L-3 Communications Corp.
	25,000	3.95%, 05/28/2024	26,189
	25,000	5.20%, 10/15/2019	27,256
	50,000	Lockheed Martin Corp. 3.35%, 09/15/2021	53,078

			106,523

		Agriculture - 0.3%
	50,000	Altria Group, Inc. 4.75%, 05/05/2021	55,782
	75,000	BAT International Finance plc 2.75%, 06/15/2020(2)	76,857
		Reynolds American, Inc.
	50,000	3.25%, 06/12/2020	52,211
	50,000	4.45%, 06/12/2025	54,885

			239,735

		Airlines - 0.0%
	5,000	Aircastle Ltd. 5.00%, 04/01/2023	5,175

		Apparel - 0.0%
	25,000	Hanesbrands, Inc. 4.88%, 05/15/2026(2)	25,438

		Auto Manufacturers - 0.2%
	10,000	General Motors Co. 6.60%, 04/01/2036	11,821
		General Motors Financial Co., Inc.
	50,000	3.70%, 11/24/2020	51,529
	50,000	4.00%, 10/06/2026	49,853

			113,203

		Auto Parts & Equipment - 0.1%
	50,000	Delphi Corp. 4.15%, 03/15/2024	53,540
	25,000	MPG Holdco I, Inc. 7.38%, 10/15/2022	25,469
	10,000	Titan International, Inc. 6.88%, 10/01/2020	9,600

			88,609

		Beverages - 0.1%
	75,000	Anheuser-Busch InBev Worldwide, Inc. 3.75%, 07/15/2042	73,400

		Biotechnology - 0.2%
	30,000	Biogen, Inc. 6.88%, 03/01/2018	32,122
	75,000	Celgene Corp. 3.25%, 08/15/2022	77,890

			110,012

		Chemicals - 0.2%
		Agrium, Inc.
	25,000	3.38%, 03/15/2025	25,374
	40,000	4.13%, 03/15/2035	39,120
	25,000	Chemours Co. 6.63%, 05/15/2023	24,250

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.6% - (continued)
		Chemicals - 0.2% - (continued)
$	25,000	Dow Chemical Co. 4.25%, 10/01/2034	$25,762
	10,000	Hexion, Inc. 6.63%, 04/15/2020	8,750
	25,000	LYB International Finance B.V. 4.00%, 07/15/2023	26,766
	10,000	Platform Specialty Products Corp. 6.50%, 02/01/2022(2)	9,700
	10,000	Tronox Finance LLC 6.38%, 08/15/2020	8,975
	5,000	Versum Materials, Inc. 5.50%, 09/30/2024(2)	5,113

			173,810

		Commercial Banks - 4.2%
EUR	200,000	Banco Bilbao Vizcaya Argentaria S.A. 7.00%, 02/19/2019(1)(3)(4)	212,154
	100,000	Banco Santander S.A. 6.25%, 09/11/2021(1)(3)(4)	102,366
		Bank of America Corp.
$	25,000	4.00%, 01/22/2025	25,705
	50,000	4.75%, 04/21/2045	52,055
EUR	200,000	Barclays plc 8.00%, 12/15/2020(1)(4)	224,764
		Capital One Financial Corp.
$	25,000	2.45%, 04/24/2019	25,423
	30,000	3.20%, 02/05/2025	30,300
	30,000	CIT Group, Inc. 5.00%, 05/15/2017	30,375
	30,000	Citigroup, Inc. 3.50%, 05/15/2023	30,736
	400,000	Credit Agricole S.A. 8.13%, 12/23/2025(1)(2)(4)	429,536
	25,000	Credit Suisse AG 6.00%, 02/15/2018	26,209
	200,000	Credit Suisse Group AG 6.25%, 12/18/2024(1)(3)(4)	193,000
	75,000	Goldman Sachs Group, Inc. 6.45%, 05/01/2036	91,173
	200,000	Intesa Sanpaolo S.p.A. 7.70%, 09/17/2025(1)(2)(4)	182,750
	50,000	JP Morgan Chase & Co. 6.30%, 04/23/2019	55,424
	75,000	Morgan Stanley 3.95%, 04/23/2027	77,159
	20,000	Radian Group, Inc. 7.00%, 03/15/2021	22,419
		Royal Bank of Scotland Group plc
	30,000	6.13%, 12/15/2022	31,675
	320,000	7.50%, 08/10/2020(1)(4)	293,600
	50,000	Santander UK Group Holdings plc 2.88%, 10/16/2020	50,203
	25,000	Santander UK plc 2.35%, 09/10/2019	25,201
	200,000	Sberbank of Russia Via SB Capital S.A. 5.13%, 10/29/2022(3)	201,278
	200,000	Societe Generale S.A. 8.25%, 11/29/2018(1)(3)(4)	205,750
		UBS Group AG
	200,000	6.88%, 03/22/2021(1)(3)(4)	200,577
	200,000	7.13%, 02/19/2020(1)(3)(4)	204,750

			3,024,582

The accompanying notes are an integral part of these financial statements.

121

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.6% - (continued)
		Commercial Services - 0.4%
		APX Group, Inc.
$	25,000	6.38%, 12/01/2019	$25,781
	20,000	7.88%, 12/01/2022	21,050
	15,000	Aramark Services, Inc. 5.13%, 01/15/2024	15,713
	25,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.25%, 03/15/2025(2)	23,750
	25,000	Deluxe Corp. 6.00%, 11/15/2020	25,776
	25,000	ERAC USA Finance LLC 3.85%, 11/15/2024(2)	26,546
	10,000	Hertz Corp. 5.50%, 10/15/2024(2)	9,709
	95,000	Quad/Graphics, Inc. 7.00%, 05/01/2022	91,200
	60,000	United Rentals North America, Inc. 4.63%, 07/15/2023	61,950

			301,475

		Construction Materials - 0.4%
	10,000	BMC East LLC 5.50%, 10/01/2024(2)	10,150
	25,000	Builders FirstSource, Inc. 5.63%, 09/01/2024(2)	25,250
	50,000	CRH America, Inc. 5.75%, 01/15/2021	56,555
	30,000	Owens Corning 4.20%, 12/01/2024	31,721
	30,000	Ply Gem Industries, Inc. 6.50%, 02/01/2022	31,308
		Standard Industries, Inc.
	80,000	5.38%, 11/15/2024(2)	82,700
	25,000	6.00%, 10/15/2025(2)	26,686

			264,370

		Distribution/Wholesale - 0.1%
		American Builders & Contractors Supply Co., Inc.
	25,000	5.63%, 04/15/2021(2)	25,813
	25,000	5.75%, 12/15/2023(2)	26,062
	5,000	HD Supply, Inc. 5.75%, 04/15/2024(2)	5,250

			57,125

		Diversified Financial Services - 1.0%
	200,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 4.50%, 05/15/2021	207,900
	75,000	Ally Financial, Inc. 8.00%, 12/31/2018	82,312
	50,000	Discover Financial Services 3.75%, 03/04/2025	50,389
	15,000	FBM Finance, Inc. 8.25%, 08/15/2021(2)	15,675
	50,000	International Lease Finance Corp. 7.13%, 09/01/2018(2)	54,437
		Nationstar Mortgage LLC / Nationstar Capital Corp.
	25,000	6.50%, 07/01/2021	24,812
	55,000	7.88%, 10/01/2020	56,100

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.6% - (continued)
		Diversified Financial Services - 1.0% - (continued)
		Navient Corp.
$	25,000	5.50%, 01/25/2023	$22,688
	25,000	5.63%, 08/01/2033	19,813
	25,000	OneMain Financial Holdings LLC 6.75%, 12/15/2019(2)	25,875
	15,000	PHH Corp. 6.38%, 08/15/2021	14,588
		Springleaf Finance Corp.
	15,000	5.25%, 12/15/2019	15,056
	15,000	7.75%, 10/01/2021	15,629
	20,000	8.25%, 12/15/2020	21,700
	30,000	Synchrony Financial 3.00%, 08/15/2019	30,658
	50,000	Visa, Inc. 1.20%, 12/14/2017	50,094

			707,726

		Electric - 0.3%
	25,000	AES Corp. 5.50%, 03/15/2024	25,375
	25,000	American Electric Power Co., Inc. 1.65%, 12/15/2017	25,065
	10,000	Berkshire Hathaway Energy Co. 2.40%, 02/01/2020	10,183
	10,000	Calpine Corp. 5.75%, 01/15/2025	9,725
	15,000	CMS Energy Corp. 3.88%, 03/01/2024	16,094
	50,000	Dominion Resources, Inc. 2.50%, 12/01/2019	51,245
	25,000	Duke Energy Corp. 1.63%, 08/15/2017	25,069
	25,000	Dynegy, Inc. 6.75%, 11/01/2019	25,302
	10,000	NRG Energy, Inc. 7.25%, 05/15/2026(2)	9,839
	25,000	Southern Power Co. 5.15%, 09/15/2041	26,680
	80,000	Texas Competitive Electric Holdings Co., LLC 11.50%, 10/01/2020(3)(5)(6)	—

			224,577

		Electrical Components & Equipment - 0.0%
	10,000	EnerSys 5.00%, 04/30/2023(2)	10,250
	10,000	WESCO Distribution, Inc. 5.38%, 12/15/2021	10,213

			20,463

		Electronics - 0.0%
	25,000	Tyco Electronics Group S.A. 2.35%, 08/01/2019	25,278

		Entertainment - 0.1%
	10,000	GLP Capital L.P. / GLP Financing II, Inc. 5.38%, 04/15/2026	10,625
	25,000	Pinnacle Entertainment, Inc. 5.63%, 05/01/2024(2)	25,188
	10,000	Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 6.13%, 08/15/2021(2)	10,325

			46,138

The accompanying notes are an integral part of these financial statements.

122

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.6% - (continued)
		Environmental Control - 0.1%
$	15,000	Clean Harbors, Inc. 5.13%, 06/01/2021	$15,356
	30,000	Waste Management, Inc. 4.75%, 06/30/2020	33,108

			48,464

		Food - 0.6%
	30,000	JM Smucker Co. 4.25%, 03/15/2035	31,825
	75,000	Kraft Foods Group, Inc. 3.50%, 06/06/2022	79,196
	25,000	Kraft Heinz Foods Co. 2.00%, 07/02/2018	25,180
		Kroger Co.
	50,000	3.30%, 01/15/2021	52,422
	30,000	4.00%, 02/01/2024	32,276
		Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp.
	10,000	4.88%, 05/01/2021	10,275
	5,000	5.88%, 01/15/2024	5,363
		Post Holdings, Inc.
	30,000	5.00%, 08/15/2026(2)	29,100
	20,000	6.00%, 12/15/2022(2)	21,100
	25,000	7.75%, 03/15/2024(2)	27,630
	10,000	Safeway, Inc. 7.25%, 02/01/2031	9,975
		TreeHouse Foods, Inc.
	60,000	4.88%, 03/15/2022	62,250
	15,000	6.00%, 02/15/2024(2)	16,110
	25,000	US Foods, Inc. 5.88%, 06/15/2024(2)	26,000

			428,702

		Food Service - 0.0%
	15,000	Aramark Services, Inc. 5.75%, 03/15/2020	15,431

		Forest Products & Paper - 0.1%
	30,000	Georgia-Pacific LLC 7.38%, 12/01/2025	39,015
	30,000	International Paper Co. 3.80%, 01/15/2026	31,614

			70,629

		Gas - 0.1%
	50,000	Sempra Energy 6.00%, 10/15/2039	62,661

		Healthcare-Products - 0.4%
		Alere, Inc.
	70,000	6.50%, 06/15/2020	70,904
	50,000	7.25%, 07/01/2018	50,875
	15,000	Hologic, Inc. 5.25%, 07/15/2022(2)	15,864
	80,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023(2)	82,200
	30,000	Zimmer Biomet Holdings, Inc. 3.55%, 04/01/2025	30,522

			250,365

		Healthcare-Services - 1.2%
	50,000	Aetna, Inc. 3.95%, 09/01/2020	53,452

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.6% - (continued)
		Healthcare-Services - 1.2% - (continued)
		Amsurg Corp.
$	25,000	5.63%, 11/30/2020	$25,625
	50,000	5.63%, 07/15/2022	51,000
	50,000	Anthem, Inc. 3.30%, 01/15/2023	51,618
		Cigna Corp.
	20,000	3.25%, 04/15/2025	20,215
	10,000	4.38%, 12/15/2020	10,808
		Community Health Systems, Inc.
	20,000	5.13%, 08/01/2021	18,650
	50,000	6.88%, 02/01/2022	38,125
	100,000	7.13%, 07/15/2020	80,750
	25,000	Envision Healthcare Corp. 5.13%, 07/01/2022(2)	25,000
	35,000	HCA Holdings, Inc. 6.25%, 02/15/2021	37,756
		HCA, Inc.
	25,000	5.00%, 03/15/2024	26,037
	5,000	5.25%, 06/15/2026	5,225
	55,000	5.38%, 02/01/2025	56,138
	50,000	6.50%, 02/15/2020	55,375
	10,000	7.05%, 12/01/2027	10,675
	35,000	7.50%, 11/15/2095	35,175
	5,000	inVentiv Health, Inc. 9.00%, 01/15/2018(2)	5,069
	20,000	LifePoint Health, Inc. 5.88%, 12/01/2023	20,300
	40,000	MEDNAX, Inc. 5.25%, 12/01/2023(2)	41,800
	5,000	MPH Acquisition Holdings LLC 7.13%, 06/01/2024(2)	5,350
		Tenet Healthcare Corp.
	50,000	4.38%, 10/01/2021	49,750
	75,000	5.00%, 03/01/2019	72,727
	5,000	6.75%, 06/15/2023	4,594
	55,000	8.13%, 04/01/2022	53,762
	25,000	Wellcare Health Plans, Inc. 5.75%, 11/15/2020	25,750

			880,726

		Home Builders - 0.6%
		Beazer Homes USA, Inc.
	20,000	8.75%, 03/15/2022(2)	21,250
	25,000	9.13%, 05/15/2019	25,031
		DR Horton, Inc.
	10,000	3.75%, 03/01/2019	10,300
	30,000	4.38%, 09/15/2022	31,500
		KB Home
	100,000	7.00%, 12/15/2021	107,250
	15,000	7.63%, 05/15/2023	15,975
	40,000	8.00%, 03/15/2020	44,400
		Lennar Corp.
	20,000	4.75%, 11/15/2022	20,800
	40,000	4.88%, 12/15/2023	40,800
	50,000	M/I Homes, Inc. 6.75%, 01/15/2021	52,625
	30,000	NVR, Inc. 3.95%, 09/15/2022	31,612
	20,000	Toll Brothers Finance Corp. 4.38%, 04/15/2023	20,300

			421,843

The accompanying notes are an integral part of these financial statements.

123

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.6% - (continued)
		Home Furnishings - 0.1%
		Whirlpool Corp.
$	25,000	1.65%, 11/01/2017	$25,068
	50,000	3.70%, 05/01/2025	51,905

			76,973

		Household Products - 0.1%
	25,000	Avon International Operations, Inc. 7.88%, 08/15/2022(2)	26,875
		Revlon Consumer Products Corp.
	25,000	5.75%, 02/15/2021	25,250
	30,000	6.25%, 08/01/2024(2)	30,900

			83,025

		Insurance - 0.2%
	30,000	Aon plc 4.75%, 05/15/2045	31,597
	50,000	CNA Financial Corp. 3.95%, 05/15/2024	52,109
	10,000	CNO Financial Group, Inc. 5.25%, 05/30/2025	10,100
	25,000	MetLife, Inc. 3.60%, 04/10/2024	26,483
	5,000	MGIC Investment Corp. 5.75%, 08/15/2023	5,275

			125,564

		Internet - 0.2%
	55,000	Netflix, Inc. 5.88%, 02/15/2025	60,981
		Zayo Group LLC / Zayo Capital, Inc.
	30,000	6.00%, 04/01/2023	31,575
	55,000	6.38%, 05/15/2025	57,905

			150,461

		Iron/Steel - 0.3%
		AK Steel Corp.
	20,000	7.50%, 07/15/2023	21,550
	40,000	7.63%, 05/15/2020	40,200
		ArcelorMittal
	5,000	7.25%, 02/25/2022	5,675
	10,000	7.75%, 03/01/2041	10,500
	15,000	Nucor Corp. 4.00%, 08/01/2023	16,119
	5,000	Signode Industrial Group U.S., Inc. 6.38%, 05/01/2022(2)	5,050
	20,000	Steel Dynamics, Inc. 5.13%, 10/01/2021	20,850
		United States Steel Corp.
	5,000	6.88%, 04/01/2021	4,939
	40,000	7.38%, 04/01/2020	39,800
	5,000	7.50%, 03/15/2022	4,788
	25,000	8.38%, 07/01/2021(2)	26,562

			196,033

		IT Services - 0.1%
	50,000	HP, Inc. 6.00%, 09/15/2041	50,888

		Leisure Time - 0.2%
EUR	100,000	Cirsa Funding Luxembourg S.A. 5.88%, 05/15/2023(3)	114,440

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.6% - (continued)
		Lodging - 0.1%
$	15,000	Boyd Gaming Corp. 6.38%, 04/01/2026(2)	$16,050
	25,000	FelCor Lodging L.P. 6.00%, 06/01/2025	25,937
	10,000	MGM Growth Properties Operating Partnership L.P. / MGP Escrow Co-Issuer, Inc. 5.63%, 05/01/2024(2)	10,644
	25,000	Wyndham Worldwide Corp. 4.25%, 03/01/2022	26,408

			79,039

		Machinery - Construction & Mining - 0.0%
	10,000	BlueLine Rental Finance Corp. 7.00%, 02/01/2019(2)	8,725

		Machinery-Diversified - 0.1%
	10,000	Case New Holland Industrial, Inc. 7.88%, 12/01/2017	10,588
	40,000	Cloud Crane LLC 10.13%, 08/01/2024(2)	41,700
	30,000	CNH Industrial Capital LLC 4.38%, 11/06/2020	30,675
	20,000	Gardner Denver, Inc. 6.88%, 08/15/2021(2)	19,600

			102,563

		Media - 1.9%
		21st Century Fox America, Inc.
	50,000	3.70%, 09/15/2024	52,786
	25,000	7.25%, 05/18/2018	27,159
	25,000	Cablevision Systems Corp. 5.88%, 09/15/2022	23,062
		CBS Corp.
	25,000	3.50%, 01/15/2025	25,722
	25,000	4.30%, 02/15/2021	27,032
	10,000	CBS Radio, Inc. 7.25%, 11/01/2024(2)	10,388
		CCO Holdings LLC / CCO Holdings Capital Corp.
	50,000	5.13%, 02/15/2023	51,750
	15,000	5.13%, 05/01/2023(2)	15,488
	5,000	5.25%, 09/30/2022	5,206
	20,000	5.75%, 02/15/2026(2)	20,837
		Cequel Communications Holdings I LLC / Cequel Capital Corp.
	25,000	5.13%, 12/15/2021(3)	24,625
	85,000	5.13%, 12/15/2021(2)	82,850
	125,000	Charter Communications Operating LLC / Charter Communications Operating Capital 3.58%, 07/23/2020(2)	129,607
	50,000	Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/2022	50,925
	15,000	Cox Communications, Inc. 3.35%, 09/15/2026(2)	14,792
	40,000	CSC Holdings LLC 5.25%, 06/01/2024	37,400
	20,000	DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc. 1.75%, 01/15/2018	20,039
	25,000	Discovery Communications LLC 3.30%, 05/15/2022	25,620

The accompanying notes are an integral part of these financial statements.

124

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.6% - (continued)
		Media - 1.9% - (continued)
		DISH DBS Corp.
$	50,000	5.88%, 07/15/2022	$51,625
	70,000	6.75%, 06/01/2021	75,207
	25,000	7.88%, 09/01/2019	27,875
	5,000	Gray Television, Inc. 5.13%, 10/15/2024(2)	4,850
	60,000	Liberty Interactive LLC 8.25%, 02/01/2030	64,200
	75,000	Scripps Networks Interactive, Inc. 2.80%, 06/15/2020	76,506
		Sinclair Television Group, Inc.
	5,000	5.13%, 02/15/2027(2)	4,788
	25,000	5.63%, 08/01/2024(2)	25,312
		TEGNA, Inc.
	30,000	4.88%, 09/15/2021(2)	31,275
	90,000	6.38%, 10/15/2023	95,175
	75,000	Time Warner Cable LLC 5.00%, 02/01/2020	80,910
	60,000	Tribune Media Co. 5.88%, 07/15/2022	60,000
EUR	81,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.75%, 01/15/2023(3)	94,475

			1,337,486

		Metal Fabricate/Hardware - 0.0%
$	15,000	Novelis Corp. 5.88%, 09/30/2026(2)	15,188

		Mining - 0.1%
	10,000	Alamos Gold, Inc. 7.75%, 04/01/2020(2)	10,350
	10,000	Barrick Gold Corp. 5.25%, 04/01/2042	10,950
	25,000	BHP Billiton Finance USA Ltd. 2.88%, 02/24/2022	26,014
	5,000	Freeport-McMoRan, Inc. 5.45%, 03/15/2043	4,150
	10,000	Goldcorp, Inc. 3.63%, 06/09/2021	10,437
	15,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	15,844
	2,000	Rio Tinto Finance USA plc 3.50%, 03/22/2022	2,124
		Teck Resources Ltd.
	10,000	8.00%, 06/01/2021(2)	10,925
	10,000	8.50%, 06/01/2024(2)	11,575

			102,369

		Miscellaneous Manufacturing - 0.3%
		Bombardier, Inc.
	50,000	5.75%, 03/15/2022(2)	44,375
	35,000	6.13%, 01/15/2023(2)	30,381
	30,000	Carlisle Cos., Inc. 3.75%, 11/15/2022	30,743
	25,000	Illinois Tool Works, Inc. 3.50%, 03/01/2024	26,950
	50,000	Ingersoll-Rand Global Holding Co., Ltd. 4.25%, 06/15/2023	54,517
	25,000	Tyco International Finance S.A. 3.90%, 02/14/2026	26,845

			213,811

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.6% - (continued)
		Multi-National - 0.0%
INR	600,000	International Finance Corp. 7.10%, 03/21/2031	$9,570

		Office/Business Equipment - 0.2%
		CDW LLC / CDW Finance Corp.
$	25,000	5.00%, 09/01/2023	25,673
	20,000	5.50%, 12/01/2024	21,006
	65,000	6.00%, 08/15/2022	68,900
	50,000	Pitney Bowes, Inc. 4.63%, 03/15/2024	51,439

			167,018

		Oil & Gas - 3.8%
		Antero Resources Corp.
	30,000	5.63%, 06/01/2023	30,600
	15,000	6.00%, 12/01/2020	15,431
	40,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(2)	39,100
	30,000	Bonanza Creek Energy, Inc. 6.75%, 04/15/2021	18,225
	80,000	California Resources Corp. 8.00%, 12/15/2022(2)	54,000
	5,000	Callon Petroleum Co. 6.13%, 10/01/2024(2)	5,150
	15,000	Canadian Natural Resources Ltd. 5.70%, 05/15/2017	15,324
		Concho Resources, Inc.
	10,000	5.50%, 10/01/2022	10,275
	115,000	5.50%, 04/01/2023	117,645
	50,000	ConocoPhillips Co. 4.95%, 03/15/2026	56,089
		Continental Resources, Inc.
	25,000	3.80%, 06/01/2024	23,000
	55,000	4.90%, 06/01/2044	46,819
	10,000	5.00%, 09/15/2022	9,800
	40,000	Denbury Resources, Inc. 9.00%, 05/15/2021(2)	41,200
	40,000	Devon Energy Corp. 3.25%, 05/15/2022	40,162
	25,000	Diamond Offshore Drilling, Inc. 4.88%, 11/01/2043	18,314
	45,000	Diamondback Energy, Inc. 7.63%, 10/01/2021	47,655
	25,000	Energen Corp. 4.63%, 09/01/2021	25,250
		Ensco plc
	25,000	4.70%, 03/15/2021	23,087
	20,000	5.75%, 10/01/2044	13,350
		Hess Corp.
	25,000	4.30%, 04/01/2027	24,888
	25,000	6.00%, 01/15/2040	25,970
		Laredo Petroleum, Inc.
	15,000	5.63%, 01/15/2022	14,625
	30,000	6.25%, 03/15/2023	30,150
	15,000	7.38%, 05/01/2022	15,450
	50,000	Marathon Oil Corp. 2.70%, 06/01/2020	49,306
	45,000	Matador Resources Co. 6.88%, 04/15/2023	47,250

The accompanying notes are an integral part of these financial statements.

125

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.6% - (continued)
		Oil & Gas - 3.8% - (continued)
		MEG Energy Corp.
$	10,000	6.38%, 01/30/2023(2)	$8,250
	45,000	7.00%, 03/31/2024(2)	36,900
	25,000	Murphy Oil Corp. 4.00%, 06/01/2022	23,599
		Noble Holding International Ltd.
	10,000	6.05%, 03/01/2041	5,838
	20,000	6.20%, 08/01/2040	11,750
	35,000	PDC Energy, Inc. 6.13%, 09/15/2024(2)	36,400
		Petrobras Global Finance B.V.
	150,000	4.38%, 05/20/2023	135,937
	850,000	5.38%, 01/27/2021	841,670
	40,000	5.63%, 05/20/2043	31,428
	50,000	Petroleos de Venezuela S.A. 6.00%, 11/15/2026(3)	18,573
		Petroleos Mexicanos
	150,000	4.63%, 09/21/2023(2)	149,595
	150,000	6.38%, 02/04/2021(2)	164,100
	30,000	Pioneer Natural Resources Co. 3.95%, 07/15/2022	32,023
		QEP Resources, Inc.
	35,000	5.25%, 05/01/2023	34,387
	5,000	5.38%, 10/01/2022	4,950
	15,000	6.88%, 03/01/2021	15,788
		Rice Energy, Inc.
	15,000	6.25%, 05/01/2022	15,263
	10,000	7.25%, 05/01/2023	10,600
		Rowan Cos., Inc.
	65,000	4.88%, 06/01/2022	55,900
	10,000	5.85%, 01/15/2044	7,050
	50,000	Shell International Finance B.V. 1.38%, 09/12/2019	49,582
		SM Energy Co.
	30,000	5.00%, 01/15/2024	27,900
	10,000	6.75%, 09/15/2026	10,250
	15,000	Southwestern Energy Co. 4.10%, 03/15/2022	13,425
	10,000	Tesoro Corp. 4.25%, 10/01/2017	10,188
	10,000	Whiting Petroleum Corp. 6.25%, 04/01/2023	9,225
		WPX Energy, Inc.
	30,000	5.25%, 09/15/2024	28,500
	45,000	6.00%, 01/15/2022	44,887
	20,000	8.25%, 08/01/2023	21,600

			2,713,673

		Packaging & Containers - 0.8%
EUR	100,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 6.75%, 05/15/2024(2)	116,910
$	15,000	Ball Corp. 4.00%, 11/15/2023	15,173
	50,000	Berry Plastics Corp. 6.00%, 10/15/2022	52,875
	25,000	Crown Americas LLC / Crown Americas Capital Corp. 4.25%, 09/30/2026(2)	24,531
EUR	100,000	Crown European Holdings S.A. 3.38%, 05/15/2025(3)	112,552

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.6% - (continued)
		Packaging & Containers - 0.8% - (continued)
		Owens-Brockway Glass Container, Inc.
$	30,000	5.88%, 08/15/2023(2)	$31,969
	55,000	6.38%, 08/15/2025(2)	60,363
		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
	85,000	5.13%, 07/15/2023(2)	87,258
	25,000	7.00%, 07/15/2024(2)	26,719
	30,000	WestRock MWV LLC 7.38%, 09/01/2019	34,185

			562,535

		Pharmaceuticals - 0.8%
	75,000	Actavis Funding SCS 4.55%, 03/15/2035	77,438
	25,000	Allergan, Inc. 2.80%, 03/15/2023	24,774
		AmerisourceBergen Corp.
	25,000	1.15%, 05/15/2017	25,013
	30,000	3.40%, 05/15/2024	30,953
		Cardinal Health, Inc.
	25,000	1.95%, 06/15/2018	25,197
	50,000	3.20%, 03/15/2023	51,997
	50,000	Endo Finance LLC 5.75%, 01/15/2022(2)	45,000
	95,000	Endo Finance LLC / Endo Finco, Inc. 5.38%, 01/15/2023(2)	80,750
	25,000	McKesson Corp. 3.80%, 03/15/2024	26,642
	30,000	Mylan, Inc. 2.55%, 03/28/2019	30,388
	16,000	PRA Holdings, Inc. 9.50%, 10/01/2023(2)	17,520
	20,000	Quintiles IMS, Inc. 4.88%, 05/15/2023(2)	20,625
EUR	25,000	Roche Finance Europe B.V. 0.88%, 02/25/2025(3)	28,358
$	10,000	Valeant Pharmaceuticals International 6.38%, 10/15/2020(2)	8,625
	120,000	Valeant Pharmaceuticals International, Inc. 5.88%, 05/15/2023(2)	94,500
	10,000	Vizient, Inc. 10.38%, 03/01/2024(2)	11,150

			598,930

		Pipelines - 0.6%
	25,000	DCP Midstream LLC 5.85%, 05/21/2043(1)(2)	21,250
	25,000	DCP Midstream Operating L.P. 3.88%, 03/15/2023	24,312
		Energy Transfer Equity L.P.
	25,000	5.50%, 06/01/2027	24,375
	40,000	7.50%, 10/15/2020	43,600
	25,000	Energy Transfer Partners L.P. 5.20%, 02/01/2022	27,400
	25,000	Kinder Morgan Energy Partners L.P. 3.45%, 02/15/2023	25,021
	25,000	Kinder Morgan, Inc. 5.05%, 02/15/2046	24,217
	100,000	NGPL PipeCo LLC 7.12%, 12/15/2017(2)	104,500

The accompanying notes are an integral part of these financial statements.

126

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.6% - (continued)
		Pipelines - 0.6% - (continued)
$	25,000	Sabine Pass Liquefaction LLC 5.63%, 03/01/2025	$26,454
	25,000	Sunoco Logistics Partners Operations L.P. 5.95%, 12/01/2025	28,793
		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
	50,000	4.25%, 11/15/2023	47,000
	10,000	6.75%, 03/15/2024	10,700
	50,000	Williams Cos., Inc. 3.70%, 01/15/2023	48,375

			455,997

		Real Estate Investment Trusts - 0.2%
	75,000	American Tower Corp. 3.40%, 02/15/2019	77,729
	30,000	DDR Corp. 3.63%, 02/01/2025	30,096
	30,000	HCP, Inc. 5.38%, 02/01/2021	33,448

			141,273

		Retail - 1.0%
	50,000	1011778 BC ULC / New Red Finance, Inc. 4.63%, 01/15/2022(2)	51,625
		AutoZone, Inc.
	50,000	3.70%, 04/15/2022	53,290
	25,000	4.00%, 11/15/2020	26,705
	40,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	40,200
	26,062	Chinos Intermediate Holdings A, Inc. (Cash) 7.75%, 05/01/2019(2)(7)	10,685
		CVS Health Corp.
	25,000	2.80%, 07/20/2020	25,760
	50,000	5.13%, 07/20/2045	58,330
	25,000	Dollar General Corp. 3.25%, 04/15/2023	25,558
		Dollar Tree, Inc.
	110,000	5.25%, 03/01/2020	114,125
	30,000	5.75%, 03/01/2023	31,950
	25,000	Home Depot, Inc. 2.63%, 06/01/2022	25,805
		L Brands, Inc.
	25,000	6.75%, 07/01/2036	26,537
	30,000	6.88%, 11/01/2035	31,800
	30,000	Michaels Stores, Inc. 5.88%, 12/15/2020(2)	30,862
	95,000	Party City Holdings, Inc. 6.13%, 08/15/2023(2)	100,819
	50,000	QVC, Inc. 5.13%, 07/02/2022	52,393

			706,444

		Savings & Loans - 0.3%
GBP	195,000	Nationwide Building Society 6.88%, 06/20/2019(1)(3)(4)	234,623

		Semiconductors - 0.3%
$	45,000	Entegris, Inc. 6.00%, 04/01/2022(2)	46,575
	30,000	KLA-Tencor Corp. 5.65%, 11/01/2034	32,869

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.6% - (continued)
		Semiconductors - 0.3% - (continued)
		Micron Technology, Inc.
$	45,000	5.50%, 02/01/2025	$44,114
	25,000	5.88%, 02/15/2022	25,822
		Sensata Technologies B.V.
	55,000	5.00%, 10/01/2025(2)	56,375
	10,000	5.63%, 11/01/2024(2)	10,600

			216,355

		Shipbuilding - 0.0%
	15,000	Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025(2)	15,778

		Software - 0.7%
	70,000	Activision Blizzard, Inc. 6.13%, 09/15/2023(2)	77,088
	20,000	Camelot Finance S.A. 7.88%, 10/15/2024(2)	20,450
	65,000	Change Healthcare Holdings, Inc. 6.00%, 02/15/2021(2)	68,250
	50,000	Fidelity National Information Services, Inc. 3.50%, 04/15/2023	52,059
		First Data Corp.
	45,000	5.38%, 08/15/2023(2)	46,575
	15,000	5.75%, 01/15/2024(2)	15,225
	25,000	6.75%, 11/01/2020(2)	25,875
	70,000	7.00%, 12/01/2023(2)	73,325
	80,000	Infor US, Inc. 6.50%, 05/15/2022	82,700
	10,000	JDA Escrow LLC / JDA Bond Finance, Inc. 7.38%, 10/15/2024(2)	10,325
	35,000	MSCI, Inc. 5.25%, 11/15/2024(2)	36,750

			508,622

		Telecommunications - 1.1%
	116,000	Alcatel-Lucent USA, Inc. 6.45%, 03/15/2029	127,890
		AT&T, Inc.
	30,000	1.75%, 01/15/2018	30,059
	50,000	3.00%, 06/30/2022	50,699
	25,000	Embarq Corp. 8.00%, 06/01/2036	25,375
		Frontier Communications Corp.
	30,000	6.88%, 01/15/2025	25,125
	15,000	10.50%, 09/15/2022	15,600
	10,000	11.00%, 09/15/2025	10,239
	25,000	Level 3 Communications, Inc. 5.75%, 12/01/2022	25,750
	95,000	Level 3 Financing, Inc. 5.38%, 08/15/2022	97,612
	25,000	Qwest Capital Funding, Inc. 6.88%, 07/15/2028	23,625
		Sprint Capital Corp.
	10,000	6.88%, 11/15/2028	9,200
	15,000	6.90%, 05/01/2019	15,788
		Sprint Communications, Inc.
	15,000	6.00%, 11/15/2022	13,978
	65,000	9.00%, 11/15/2018(2)	71,500
		Sprint Corp.
	30,000	7.13%, 06/15/2024	28,200
	25,000	7.25%, 09/15/2021	25,594
	20,000	T-Mobile USA, Inc. 6.63%, 11/15/2020	20,550

The accompanying notes are an integral part of these financial statements.

127

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.6% - (continued)
		Telecommunications - 1.1% - (continued)
		Verizon Communications, Inc.
$	25,000	3.85%, 11/01/2042	$22,880
	25,000	4.13%, 08/15/2046	23,867
	5,000	4.67%, 03/15/2055	4,874
EUR	100,000	Wind Acquisition Finance S.A. 4.00%, 07/15/2020(2)	111,422

			779,827

		Transportation - 0.1%
$	25,000	Burlington Northern Santa Fe LLC 3.00%, 03/15/2023	25,983
	25,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.38%, 02/01/2022(2)	25,840
	25,000	Ryder System, Inc. 2.50%, 03/01/2018	25,322

			77,145

		Total Corporate Bonds (cost $17,235,277)	$17,690,731

FOREIGN GOVERNMENT OBLIGATIONS - 4.2%
		Argentina - 0.1%
EUR	90,000	Argentine Republic Government International Bond 2.26%, 12/31/2038	$62,440

		Brazil - 0.9%
		Brazil Notas do Tesouro Nacional
BRL	999,688	6.00%, 05/15/2017(8)	312,192
	332,249	6.00%, 08/15/2022(8)	104,069
	883,000	10.00%, 01/01/2021	265,559

			681,820

		Colombia - 0.2%
		Colombian TES
COP	242,518,000	4.25%, 05/17/2017(8)	81,468
	169,100,000	7.00%, 05/04/2022	56,495
	33,200,000	10.00%, 07/24/2024	12,976

			150,939

		Hungary - 0.1%
HUF	6,410,000	Hungary Government Bond 5.50%, 06/24/2025	27,416
$	10,000	Hungary Government International Bond 6.38%, 03/29/2021	11,536

			38,952

		India - 0.0%
INR	1,350,000	International Finance Corp. 7.80%, 06/03/2019	21,015

		Indonesia - 0.6%
		Indonesia Treasury Bond
IDR	1,266,000,000	8.25%, 07/15/2021	101,684
	1,315,000,000	8.38%, 03/15/2024	107,030
	288,000,000	8.38%, 09/15/2026	23,484
	2,175,000,000	8.38%, 03/15/2034	174,610

			406,808

		Japan - 0.5%
JPY	40,000,000	Japan Treasury Discount Bill 0.32%, 01/11/2017(9)	381,595

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.2% - (continued)
		Malaysia - 0.2%
		Malaysia Government Bond
MYR	455,000	3.49%, 03/31/2020	$109,222
	80,000	3.80%, 09/30/2022	19,349

			128,571

		Mexico - 0.2%
MXN	2,129,300	Mexican Bonos 10.00%, 12/05/2024	140,101

		Peru - 0.0%
PEN	10,000	Peru Government Bond 8.20%, 08/12/2026	3,521

		Poland - 0.1%
		Poland Government Bond
PLN	105,000	2.00%, 04/25/2021	26,327
	286,000	3.25%, 07/25/2025	74,116

			100,443

		Romania - 0.5%
		Romania Government Bond
RON	20,000	5.75%, 04/29/2020	5,506
	90,000	5.85%, 04/26/2023	25,864
		Romania Treasury Bills
	445,000	0.55%, 08/28/2017(9)	107,898
	900,000	0.57%, 06/26/2017(9)	218,447

			357,715

		Russia - 0.1%
RUB	4,940,000	Russian Federal Bond - OFZ 7.50%, 02/27/2019	76,252

		South Africa - 0.2%
		South Africa Government Bond
ZAR	385,000	7.00%, 02/28/2031	23,754
	2,015,000	7.75%, 02/28/2023	144,794

			168,548

		Thailand - 0.4%
THB	5,215,000	Bank of Thailand 1.49%, 02/23/2018	148,832
		Thailand Government Bond
	555,000	3.63%, 06/16/2023	17,465
	2,566,000	3.85%, 12/12/2025	83,485

			249,782

		Turkey - 0.1%
		Turkey Government Bond
TRY	240,000	7.10%, 03/08/2023	67,907
	60,000	9.40%, 07/08/2020	19,303

			87,210

		Total Foreign Government Obligations (cost $3,017,614)	$3,055,712

MUNICIPAL BONDS - 0.3%
		General - 0.3%
		Puerto Rico Commonwealth Government Employees Retirement System
$	175,000	6.15%, 07/01/2038	$63,875
	300,000	6.20%, 07/01/2039	109,500
	120,000	6.55%, 07/01/2058	43,800

		Total Municipal Bonds (cost $289,708)	$217,175

The accompanying notes are an integral part of these financial statements.

128

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 17.1%(10)
		Advertising - 0.4%
$	279,321	Acosta Holdco, Inc. 4.25%, 09/26/2021	$268,428

		Aerospace/Defense - 0.3%
	225,000	TransDigm, Inc. 0.00%, 06/09/2023(11)	224,017

		Beverages - 0.3%
	217,447	Oak Tea, Inc. 4.25%, 07/02/2022	217,584

		Chemicals - 0.5%
	251,768	Chemours Co. 3.75%, 05/12/2022	248,495
	114,713	Nexeo Solutions LLC 5.25%, 06/09/2023	115,430

			363,925

		Coal - 0.4%
	89,157	Arch Coal, Inc. 10.00%, 06/15/2021(11)	91,014
	375,000	Ascent Resources - Marcellus LLC 5.25%, 08/04/2020	211,174

			302,188

		Commercial Services - 0.7%
	134,663	Russell Investment Group 6.75%, 06/01/2023	135,336
	341,263	ServiceMaster Co. 4.25%, 07/01/2021	341,478

			476,814

		Diversified Financial Services - 0.2%
	156,815	Infinity Acquisition LLC 4.25%, 08/06/2021	150,281

		Electric - 1.1%
	264,338	Calpine Corp. 3.84%, 05/31/2023	265,924
	315,000	Energy Future Intermediate Holding Co. LLC 4.25%, 06/30/2017	316,773
	262,674	Seadrill Partners Finco LLC 4.00%, 02/21/2021	145,949
	90,000	Texas Competitive Electric Holdings Co. LLC 5.00%, 10/17/2017	90,774

			819,420

		Food - 0.5%
	99,000	Hostess Brands LLC 4.50%, 08/03/2022	99,650
	258,050	JBS USA LLC 4.00%, 10/30/2022	257,469

			357,119

		Healthcare-Products - 0.4%
	198,992	Alere, Inc. 4.25%, 06/18/2022	198,135
	103,950	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	103,430

			301,565

		Healthcare-Services - 1.4%
	156,800	CDRH Parent, Inc. 5.25%, 07/01/2021	123,088
	129,025	Envision Healthcare Corp. 4.50%, 10/28/2022	129,429

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 17.1%(10) - (continued)
		Healthcare-Services - 1.4% - (continued)
$	150,000	inVentiv Health, Inc. 0.00%, 09/28/2023(11)	$149,919
	129,164	MPH Acquisition Holdings LLC 5.00%, 06/07/2023	130,496
	135,109	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	131,843
	142,463	Surgery Center Holdings, Inc. 4.75%, 11/03/2020	142,819
	218,350	U.S. Renal Care, Inc. 5.25%, 12/31/2022	208,865

			1,016,459

		Household Products/Wares - 0.1%
	90,000	Galleria Co. 3.75%, 01/26/2023	90,535

		Insurance - 1.3%
	240,870	Asurion LLC 4.34%, 07/08/2020	240,971
	453,375	Sedgwick Claims Management Services, Inc. 3.75%, 03/01/2021	449,834
	232,010	USI, Inc. 4.25%, 12/27/2019	231,961

			922,766

		Internet - 0.4%
	394,580	Lands’ End, Inc. 4.25%, 04/04/2021	301,194

		Leisure Time - 0.3%
	200,000	Delta 2 (LUX) S.a.r.l. 7.75%, 07/31/2022	201,334

		Lodging - 0.2%
	120,000	Boyd Gaming Corp. 3.53%, 09/15/2023	120,833

		Machinery-Construction & Mining - 1.0%
	602,086	American Rock Salt Holdings LLC 4.75%, 05/20/2021	582,067
	103,402	Neff Rental LLC 7.25%, 06/09/2021	100,473

			682,540

		Media - 0.5%
	108,553	CSC Holdings LLC 3.88%, 10/11/2024	108,892
	5,000	Mission Broadcasting, Inc. 0.00%, 09/26/2023(11)	5,019
	60,000	Nexstar Broadcasting, Inc. 0.00%, 09/21/2023(11)	60,225
	105,000	UPC Financing Partnership 4.08%, 08/31/2024	105,481
	100,000	Virgin Media Investment Holdings Ltd. 3.50%, 06/30/2023	100,388

			380,005

		Miscellaneous Manufacturing - 0.9%
	633,053	Sram LLC 4.01%, 04/10/2020	617,227

		Oil & Gas - 0.5%
	115,000	California Resources Corp. 11.38%, 12/31/2021	123,481

The accompanying notes are an integral part of these financial statements.

129

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 17.1%(10) - (continued)
		Oil & Gas - 0.5% - (continued)
$	100,000	Chesapeake Energy Corp. 8.50%, 08/23/2021	$106,813
	185,725	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	131,666

			361,960

		Oil & Gas Services - 0.4%
	336,398	Pacific Drilling S.A. 4.50%, 06/03/2018	94,612
	459,188	Paragon Offshore Finance Co. 5.25%, 07/18/2021	158,994

			253,606

		Packaging & Containers - 0.8%
	278,786	Coveris Holdings S.A. 4.50%, 05/08/2019	278,786
	312,102	Reynolds Group Holdings, Inc. 4.25%, 02/05/2023	312,798

			591,584

		Pharmaceuticals - 1.2%
	198,998	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	198,675
	428,048	PRA Holdings, Inc. 4.50%, 09/23/2020	429,653
	136,274	Valeant Pharmaceuticals International, Inc. 5.50%, 04/01/2022	135,763
	96,784	Vizient, Inc. 5.00%, 02/13/2023	97,782

			861,873

		Real Estate - 0.3%
	197,500	DTZ U.S. Borrower LLC 4.25%, 11/04/2021	196,923

		REITS - 0.1%
	104,475	MGM Growth Properties Operating Partnership L.P. 4.00%, 04/25/2023	104,671

		Retail - 0.4%
	275,000	Rite Aid Corp. 4.88%, 06/21/2021	275,803

		Software - 1.6%
	327,244	Emdeon Business Services LLC 3.75%, 11/02/2018	327,859
		First Data Corp.
	317,440	3.52%, 03/24/2021	318,710
	115,000	4.27%, 07/08/2022	115,791
	418,950	WEX, Inc. 4.25%, 07/01/2023	423,403

			1,185,763

		Telecommunications - 0.3%
	125,000	Level 3 Financing, Inc. 4.00%, 08/01/2019	125,537
	98,725	LTS Buyer LLC 4.09%, 04/13/2020	98,823

			224,360

		Transportation - 0.2%
		Kenan Advantage Group, Inc.
	5,267	1.50%, 01/31/2017(12)	5,240
	128,470	4.00%, 07/31/2022	127,828

			133,068

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 17.1%(10) - (continued)
		Trucking & Leasing - 0.4%
$	316,052	Consolidated Container Co. LLC 5.00%, 07/03/2019	$313,944

		Total Senior Floating Rate Interests (cost $13,291,774)	$12,317,789

U.S. GOVERNMENT AGENCIES - 5.0%
		FNMA - 5.0%
$	1,800,000	3.00%, 11/01/2046(13)	$1,853,156
	1,700,000	3.00%, 12/01/2046(13)	1,746,816

		Total U.S. Government Agencies (cost $3,608,767)	$3,599,972

EQUITY LINKED SECURITIES - 7.7%
		Banks - 7.7%
$	2,948	Broadcom Ltd. (Merrill Lynch International Co. C.V) 12.00%, 11/23/2016(2)	$507,557
	4,387	Edward Lifesciences Corp. (Merrill Lynch International Co. C.V) 12.00%, 12/21/2016(2)	427,996
	6,411	Electronic Arts, Inc. (Societe Generale) 12.00%,11/23/2016(2)	501,070
	6,628	Eli Lilly & Co. (Societe Generale) 12.00%, 01/25/2017(2)	490,157
	3,967	Facebook ,Inc. (BNP Paribas) 12.00%, 12/21/2016(2)	513,290
	35,245	HP, Inc. (BNP Paribas) 12.00%, 11/23/2016(2)	512,462
	8,931	Microsoft Corp. (BNP Paribas) 12.00%, 12/21/2016(2)	522,106
	6,132	Post Holdings, Inc. (Societe Generale) 12.00%, 11/23/2016(2)	469,151
	6,143	Prudential Financial, Inc.(Merrill Lynch International Co. C.V) 12.00%, 01/25/2017(2)	516,872
	4,815	PVH Corp. (Merrill Lynch International Co. C.V) 12.00%, 01/25/2017(2)	511,160
	6,576	ServiceNow, Inc. (Merrill Lynch International Co. C.V) 12.00%, 12/21/2016(2)	554,094

		Total Equity Linked Securities (cost $5,633,365)	$5,525,915

U.S. GOVERNMENT SECURITIES - 3.7%
		U.S. Treasury Securities - 3.7%
		U.S. Treasury Notes - 3.7%
$	871,000	0.75%, 01/31/2018	$870,898
	1,137,000	0.75%, 07/15/2019	1,130,339
	626,000	2.25%, 11/15/2025	649,230

			2,650,467

		Total U.S. Government Securities (cost $2,664,917)	$2,650,467

The accompanying notes are an integral part of these financial statements.

130

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 24.5%
	Automobiles & Components - 1.1%
1,905	General Motors Co.	$60,198
36,657	Hota Industrial Manufacturing Co., Ltd.	153,193
2,673	Keihin Corp.	43,696
5,990	Nissan Motor Co., Ltd.	60,933
4,514	Showa Corp.	29,545
28,566	Superalloy Industrial Co., Ltd.	177,615
12,131	Tung Thih Electronic Co., Ltd.	176,995
840	Visteon Corp.	59,312
41,997	Xinyi Glass Holdings Ltd.*	36,111

		797,598

	Banks - 0.8%
9,763	Bank Hapoalim BM	56,310
2,518	BNP Paribas S.A.	146,002
300	Canadian Imperial Bank of Commerce	22,478
2,068	Industrial Bank of Korea	23,805
3,986	National Bank of Canada	142,287
3,294	Sberbank of Russia PJSC ADR	31,198
1,130	Societe Generale S.A.	44,079
39,322	Thanachart Capital PCL	44,381
7,506	Woori Bank	81,801

		592,341

	Capital Goods - 1.3%
1,748	ACS Actividades de Construccion y Servicios S.A.	53,469
10,567	Asahi Glass Co., Ltd.	73,904
16,836	BAE Systems plc	111,551
55,367	Cobham plc	96,602
194	Cummins, Inc.	24,797
2,216	Daifuku Co., Ltd.	40,040
1,184	Glory Ltd.	39,142
4,148	ITOCHU Corp.	52,384
1,652	Kurita Water Industries Ltd.	39,097
1,854	LIXIL Group Corp.	42,583
8,299	Sumitomo Corp.	95,410
6,254	Weir Group plc (The)	129,913
2,201	Wolseley plc	114,165

		913,057

	Commercial & Professional Services - 0.9%
18,998	Dai Nippon Printing Co., Ltd.	190,555
6,136	Experian plc	117,962
2,514	Intertek Group plc	104,889
3,327	RR Donnelley & Sons Co.	59,054
9,840	Toppan Printing Co., Ltd.	92,536
2,787	Wolters Kluwer N.V.	107,774

		672,770

	Consumer Durables & Apparel - 0.2%
1,243	Heiwa Corp.	29,200
5,859	Onward Holdings Co., Ltd.	39,218
19,407	OVS S.p.A.(2)	106,313

		174,731

	Consumer Services - 0.4%
2,505	Colowide Co., Ltd.	48,669
2,058	Darden Restaurants, Inc.	133,338
2,281	Doutor Nichires Holdings Co., Ltd.	45,656
1,460	OPAP S.A.	12,452
2,283	Saizeriya Co., Ltd.	60,132

		300,247

Shares or Principal Amount		Market Value†
COMMON STOCKS - 24.5% - (continued)
	Diversified Financials - 0.9%
14,570	Annaly Capital Management, Inc. REIT	$150,945
13,842	Cerved Information Solutions S.p.A.	111,413
8,976	Chimera Investment Corp. REIT	140,654
15,414	MFA Financial, Inc. REIT	112,676
14,177	Two Harbors Investment Corp. REIT	118,095

		633,783

	Energy - 2.6%
6,417	Arch Coal, Inc.*	470,879
321	Baker Hughes, Inc.	17,783
784	Boardwalk Pipeline Partners L.P.	13,493
814	Buckeye Partners L.P.	52,536
350	Columbia Pipeline Partners L.P.	5,600
363	Core Laboratories N.V.	35,200
362	Crestwood Equity Partners LP	7,240
4,377	CVR Energy, Inc.	58,039
626	DCP Midstream Partners L.P.	20,877
1,376	Enbridge Energy Partners L.P.	33,918
2,982	Energy Transfer Partners L.P.	104,310
887	EnLink Midstream Partners L.P.	14,715
7,837	Enterprise Products Partners L.P.	197,806
328	EQT Midstream Partners L.P.	24,557
1,159	Galp Energia SGPS S.A.	15,714
596	Genesis Energy L.P.	20,818
116,273	IRPC PCL	15,881
340	Koninklijke Vopak N.V.	17,161
1,439	Magellan Midstream Partners L.P.	96,744
1,376	Memorial Production Partners L.P.	777
1,330	MPLX L.P.	45,247
527	NGL Energy Partners L.P.	9,381
422	NuStar Energy L.P.	19,914
1,069	ONEOK Partners L.P.	42,482
120	Phillips 66 Partners L.P.	5,304
2,434	Plains All American Pipeline L.P.	73,896
12,864	PTT Exploration & Production PCL	30,600
1,685	Royal Dutch Shell plc Class B	43,460
513	SemGroup Corp. Class A	16,544
365	Shell Midstream Partners L.P.	9,902
365	Spectra Energy Partners L.P.	15,564
56,852	Star Petroleum Refining PCL	20,410
1,156	Sunoco Logistics Partners L.P.	29,640
255	Tallgrass Energy Partners L.P.	11,534
660	Targa Resources Corp.	28,974
308	TC PipeLines L.P.	16,065
517	Teekay Corp.	3,376
375	Tesoro Logistics L.P.	17,903
4,180	TonenGeneral Sekiyu KK	41,159
484	Valero Energy Corp.	28,672
4,421	Veresen, Inc.	40,047
465	Western Gas Partners L.P.	25,645
1,580	Williams Partners L.P.	56,596

		1,856,363

	Food & Staples Retailing - 0.5%
331	Casino Guichard Perrachon S.A.	16,477
1,778	Kesko Oyj Class B	88,349
783	Kusuri No Aoki Co., Ltd.	39,964
2,748	Wal-Mart Stores, Inc.	192,415
15,717	WM Morrison Supermarkets plc	43,509

		380,714

The accompanying notes are an integral part of these financial statements.

131

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 24.5% - (continued)
	Food, Beverage & Tobacco - 0.9%
880	Anheuser-Busch InBev N.V.	$100,997
32,562	Charoen Pokphand Foods plc	29,308
34,653	Cloetta AB Class B	122,772
2,421	Coca-Cola East Japan Co., Ltd.	53,363
4,152	Diageo plc	110,512
2,131	Imperial Brands plc	103,080
932	Suntory Beverage & Food Ltd.	40,751
811	Swedish Match AB	28,223
61,403	WH Group Ltd.(2)	49,730

		638,736

	Health Care Equipment & Services - 0.3%
97	Anthem, Inc.	11,820
804	Asahi Intecc Co., Ltd.	34,820
4,040	Nipro Corp.	49,890
6,795	Smith & Nephew plc	98,231
753	St Shine Optical Co., Ltd.	15,825

		210,586

	Household & Personal Products - 0.2%
500	Pola Orbis Holdings, Inc.	41,605
2,409	Unilever plc	100,574

		142,179

	Insurance - 1.2%
5,338	CNA Financial Corp.	195,210
12,752	CNP Assurances	220,842
15,745	Mapfre S.A.	46,706
3,040	NN Group N.V.	91,573
514	Prudential Financial, Inc.	43,582
17,597	RSA Insurance Group plc	118,809
1,424	Swiss Re AG	132,164

		848,886

	Materials - 0.2%
5,200	Bradespar S.A. (Preference Shares)	21,145
4,719	Kaneka Corp.	39,044
665	LyondellBasell Industries N.V. Class A	52,901
652	Steel Dynamics, Inc.	17,904

		130,994

	Media - 0.3%
1,434	Mediaset Espana Comunicacion S.A.	16,002
10,604	Vivendi S.A.	214,631

		230,633

	Pharmaceuticals, Biotechnology & Life Sciences - 1.2%
473	AbbVie, Inc.	26,384
262	Amgen, Inc.	36,984
1,924	AstraZeneca plc	107,734
4,850	Daiichi Sankyo Co., Ltd.	116,542
251	Gilead Sciences, Inc.	18,481
1,771	Johnson & Johnson	205,418
1,032	Merck & Co., Inc.	60,599
369	Otsuka Holdings Co., Ltd.	16,150
5,101	Pfizer, Inc.	161,753
1,519	Recordati S.p.A.	42,956
3,000	Sumitomo Dainippon Pharma Co., Ltd.	51,959
866	Towa Pharmaceutical Co., Ltd.	32,302

		877,262

	Real Estate - 1.5%
3,290	Deutsche Wohnen AG	107,490

Shares or Principal Amount		Market Value†
COMMON STOCKS - 24.5% - (continued)
	Real Estate - 1.5% - (continued)
6,243	Dexus Property Group REIT	$42,410
56,910	Guangzhou R&F Properties Co., Ltd. Class H	80,205
6,278	Henderson Land Development Co., Ltd.	37,136
38,759	Highwealth Construction Corp.	57,401
91,170	Irish Residential Properties plc REIT	117,596
7,740	Link REIT	55,062
14,990	Mirvac Group REIT	23,779
71,697	New World Development Co., Ltd.	89,137
2,213	Nexity S.A.*	111,111
941	Omega Healthcare Investors, Inc. REIT	29,952
2,774	Sun Hung Kai Properties Ltd.	41,308
3,377	Swire Pacific Ltd. Class A	35,100
7,717	Swire Properties Ltd.	22,161
3,649	VEREIT, Inc. REIT	34,301
16,529	Wharf Holdings Ltd.	123,930
12,647	Wheelock & Co., Ltd.	77,831

		1,085,910

	Retailing - 0.6%
1,182	Adastria Co., Ltd.	30,942
1,087	Aoyama Trading Co., Ltd.	38,294
1,005	ASKUL Corp.	41,384
2,100	Best Buy Co., Inc.	81,711
505	Gap, Inc.	13,933
2,367	H2O Retailing Corp.	35,151
4,107	IDOM, Inc.	21,434
1,813	Inchcape plc	14,415
1,112	Jin Co., Ltd.	57,734
1,027	K’s Holdings Corp.	17,773
2,139	Nordstrom, Inc.	111,228

		463,999

	Semiconductors & Semiconductor Equipment - 1.2%
4,355	Hermes Microvision, Inc.	191,981
2,881	Intel Corp.	100,460
201,086	King Yuan Electronics Co., Ltd.	176,873
1,273	NVIDIA Corp.	90,587
557	QUALCOMM, Inc.	38,277
32,250	Taiwan Semiconductor Manufacturing Co., Ltd.	193,544
1,903	Tokyo Seimitsu Co., Ltd.	51,919

		843,641

	Software & Services - 2.1%
1,835	Alibaba Group Holding Ltd. ADR*	186,601
100	Alphabet, Inc. Class A*	80,990
1,005	Baidu, Inc. ADR*	177,744
1,731	Capcom Co., Ltd.	44,717
1,652	Gurunavi, Inc.	45,236
1,268	Konami Holdings Corp.	50,076
1,082	Microsoft Corp.	64,834
237	NAVER Corp.	177,315
853	NetEase, Inc. ADR	219,213
16,214	PChome Online, Inc.	176,054
2,327	SimCorp AS	128,505
6,806	Tencent Holdings Ltd.	180,375

		1,531,660

	Technology Hardware & Equipment - 2.3%
20,528	Advantech Co., Ltd.	166,832
1,526	Azbil Corp.	45,255
24,489	Catcher Technology Co., Ltd.	191,699
470,557	Cowell e Holdings, Inc.*	143,419

The accompanying notes are an integral part of these financial statements.

132

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2016

Shares or Principal Amount		Market Value†
COMMON STOCKS - 24.5% - (continued)
	Technology Hardware & Equipment - 2.3% - (continued)
458	F5 Networks, Inc.*	$63,300
20,443	Hon Hai Precision Industry Co., Ltd.	55,220
4,553	HP, Inc.	65,973
60,893	Inventec Corp.	47,541
1,601	Largan Precision Co., Ltd.	188,878
15,960	Micro-Star International Co., Ltd.	45,914
128,862	Primax Electronics Ltd.	203,798
297	Seagate Technology plc	10,190
2,554	Shimadzu Corp.	37,162
860,843	Tongda Group Holdings Ltd.	227,155
89,152	Yageo Corp.	179,423

		1,671,759

	Telecommunication Services - 1.2%
5,192	AT&T, Inc.	191,014
5,983	CenturyLink, Inc.	159,028
5,771	Emirates Telecommunications Group Co. PJSC	29,608
20,817	HKT Trust & HKT Ltd.	28,613
593	KT Corp.	16,728
10,686	MegaFon PJSC GDR	101,838
1,851	Mobile TeleSystems PJSC ADR	14,271
1,227	Ooredoo QSC	32,656
8,173	Spark New Zealand Ltd.	21,375
62,178	Telekomunikasi Indonesia Persero Tbk PT	20,076
15,510	Telia Co., AB	61,960
1,851	TELUS Corp.	59,934
2,134	Verizon Communications, Inc.	102,645

		839,746

	Transportation - 0.9%
140	Aena S.A.(2)	20,515
27,262	Air New Zealand Ltd.	37,605
286	Alaska Air Group, Inc.	20,655
4,537	Atlantia S.p.A.	111,084
31,214	Hutchison Port Holdings Trust	13,865
21,380	Irish Continental Group plc UNIT	99,700
5,537	Japan Airlines Co., Ltd.	163,407
11,849	MISC Bhd	21,241
22,916	Royal Mail plc	137,484

		625,556

	Utilities - 1.7%
331	Ameren Corp.	16,534
407	AmeriGas Partners L.P.	19,434
7,522	CenterPoint Energy, Inc.	171,502
6,178	CEZ AS	116,524
27,028	China Resources Power Holdings Co., Ltd.	45,795
308	DTE Energy Co.	29,571
1,940	Entergy Corp.	142,939
733	Exelon Corp.	24,973
2,037	FirstEnergy Corp.	69,849
7,247	Fortum Oyj	120,800
64,497	HK Electric Investments & HK Electric Investments Ltd.(2)	63,877
2,865	Hokuriku Electric Power Co.	32,542
17,122	Iberdrola S.A.	116,523
1,708	Korea Electric Power Corp.	73,889
214	Pinnacle West Capital Corp.	16,292
559	Public Service Enterprise Group, Inc.	23,523
2,539	Transmissora Alianca de Energia Eletrica S.A. UNIT	16,505

Shares or Principal Amount		Market Value†
COMMON STOCKS - 24.5% - (continued)
	Utilities - 1.7% - (continued)
1,370	Vistra Energy Corp.*	$20,825
1,817	Xcel Energy, Inc.	75,496

		1,197,393

	Total Common Stocks (cost $17,274,868)	$17,660,544

Convertible Bonds - 0.0%
	Insurance - 0.0%
10,000	MGIC Investment Corp. 2.00%, 04/01/2020	$12,775

	Oil & Gas - 0.0%
20,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	9,200

	Total Convertible Bonds (cost $28,736)	$21,975

EXCHANGE TRADED FUNDS - 4.8%
	Other Investment Pools & Funds - 4.8%
32,100	iShares iBoxx $ High Yield Corporate Bond ETF	$2,761,242
6,600	PowerShares Senior Loan Portfolio	152,988
14,300	SPDR Barclays High Yield Bond ETF	518,518

	Total Exchange Traded Funds (cost $3,223,209)	$3,432,748

	Total Long-Term Investments (cost $70,038,608)	$69,721,851

SHORT-TERM INVESTMENTS - 5.1%
	Other Investment Pools & Funds - 5.1%
3,659,960	Morgan Stanley Institutional Liquidity Funds, Institutional Class	$3,659,960

	Total Short-Term Investments (cost $3,659,960)	$3,659,960

Total Investments Excluding Purchased Options (cost $73,698,568)	101.9%	$73,381,811

Total Purchased Options (cost $40,028)	0.1%	$35,125

Total Investments (cost $73,738,596)^	102.0%	$73,416,936
Other Assets and Liabilities	(2.0)%	(1,407,398)

Total Net Assets	100.0%	$72,009,538

The accompanying notes are an integral part of these financial statements.

133

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2016

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At October 31, 2016, the cost of securities for federal income tax purposes was $75,788,784 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,427,449
Unrealized Depreciation	(4,799,297)

Net Unrealized Depreciation	$(2,371,848)

*	Non-income producing.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2016.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $10,850,885, which represents 15.1% of total net assets.

(3)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2016, the aggregate value of these securities was $1,947,521, which represents 2.7% of total net assets.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2016, the aggregate fair value of this security was $0, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(6)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis
06/2015	$80,000	Texas Competitive Electric Holdings Co., LLC	$—

At October 31, 2016, the aggregate value of these securities was $0, which represents 0.0% of total net assets.

(7)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(8)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(9)	The rate shown represents current yield to maturity.

(10)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2016.

(11)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

The accompanying notes are an integral part of these financial statements.

134

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2016

(12)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2016, the aggregate value of the unfunded commitment was $5,240, which rounds to zero percent of total net assets.

(13)	Represents or includes a TBA transaction.

OTC Option Contracts Outstanding at October 31, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
NIKKEI 225 Index Future	GSC	18,800.00 JPY	02/10/17	JPY	21,724	$34,666	$34,377	$289

Puts
CNH Put/JPY Call	GSC	14.93 JPY per CNH	11/10/16	CNH	574,000	$34	$1,586	$(1,552)

Total purchased option contracts					595,724	$34,700	$35,963	$(1,263)

Written option contracts:
Calls
NIKKEI 225 Index Future	GSC	20,204.76 JPY	02/10/17	JPY	(21,724)	$(6,067)	$(5,954)	$(113)

Puts
NIKKEI 225 Index Future	GSC	15,000.00 JPY	02/10/17	JPY	(21,724)	$(26,577)	$(28,423)	$1,846

Total written option contracts					(43,448)	$(32,644)	$(34,377)	$1,733

Exchange Traded Option Contracts Outstanding at October 31, 2016
Description	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
S&P 500 Index Option	2,275.00 USD	11/18/16	USD	17	$85	$2,160	$(2,075)
S&P 500 Index Option	2,250.00 USD	11/18/16	USD	17	340	1,904	(1,564)

Total Calls				34	$425	$4,064	$(3,639)

Total purchased option contracts				34	$425	$4,064	$(3,639)

Futures Contracts Outstanding at October 31, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Eurodollar 3-Month Future	27	12/18/2017	$6,675,971	$6,673,050	$(2,921)
FTSE 100 Index Future	42	12/16/2016	3,561,079	3,562,062	983
SGX Nifty 50 Index	207	11/24/2016	3,630,523	3,562,056	(68,467)
U.S. Treasury 10-Year Note Future	35	12/20/2016	4,539,052	4,536,875	(2,177)
U.S. Treasury Long Bond Future	8	12/20/2016	1,352,504	1,301,750	(50,754)
U.S. Ultra Bond Future	8	12/20/2016	1,494,826	1,407,500	(87,326)

Total					$(210,662)

Short position contracts:
Euro-Bund Future	5	12/08/2016	$897,290	$890,111	$7,179
Eurodollar 3-Month Future	27	09/17/2018	6,669,436	6,664,612	4,824
FTSE 250 Index Future	83	12/16/2016	3,565,668	3,549,423	16,245
MSCI Taiwan Index Future	70	11/29/2016	2,461,358	2,447,200	14,158
Mini MSCI EAFE Index	21	12/16/2016	1,754,487	1,748,985	5,502
Mini MSCI Emerging Market Future	25	12/16/2016	1,132,026	1,129,375	2,651
S&P 500 (E-Mini) Future	38	12/16/2016	4,100,415	4,028,190	72,225
STOXX Europe 600 Future	154	12/16/2016	2,876,996	2,860,386	16,610

The accompanying notes are an integral part of these financial statements.

135

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2016

Futures Contracts Outstanding at October 31, 2016 - (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
Short position contracts: - (continued)
U.S. Treasury 2-Year Note Future	30	12/30/2016	$6,541,323	$6,544,219	$(2,896)
U.S. Treasury 5-Year Note Future	15	12/30/2016	1,820,371	1,811,953	8,418
Yen Denom NIKKEI Future	9	12/08/2016	721,495	746,424	(24,929)

Total					$119,987

Total futures contracts					$(90,675)

TBA Sale Commitments Outstanding at October 31, 2016
Description	Principal Amount	Maturity Date	Market Value †	Unrealized Appreciation/ (Depreciation)
FNMA, 3.50%	$1,100,000	11/01/2046	$(1,154,828)	$1,781
FNMA, 3.50%	400,000	12/01/2046	(419,516)	281

Total (proceeds $1,576,406)			$(1,574,344)	$2,062

At October 31, 2016, the aggregate market value of TBA sale commitments outstanding represents (2.2)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at October 31, 2016
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AAA.6	JPM	USD	6,294	(0.18%)	07/25/45	$140	$—	$141	$1
ABX.HE.AAA.7	MSC	USD	260,086	(0.09%)	08/25/37	63,778	—	62,881	(897)
CMBX.NA.A.7	JPM	USD	175,000	(2.00%)	01/17/47	6,862	—	7,404	542
CMBX.NA.AA.2	CSI	USD	59,254	(0.15%)	03/15/49	22,527	—	22,275	(252)
CMBX.NA.AA.7	CSI	USD	30,000	(1.50%)	01/17/47	948	—	732	(216)
CMBX.NA.AA.7	CSI	USD	85,000	(1.50%)	01/17/47	2,687	—	2,074	(613)
CMBX.NA.AA.7	CSI	USD	90,000	(1.50%)	01/17/47	2,845	—	2,196	(649)
CMBX.NA.AA.7	CSI	USD	100,000	(1.50%)	01/17/47	3,161	—	2,440	(721)
CMBX.NA.AA.8	MSC	USD	35,000	(1.50%)	10/17/57	1,424	—	1,448	24
CMBX.NA.AJ.4	JPM	USD	358,134	(0.96%)	02/17/51	88,979	—	89,915	936
CMBX.NA.AJ.4	GSC	USD	34,531	(0.96%)	02/17/51	9,187	—	8,669	(518)
CMBX.NA.AS.6	CSI	USD	90,000	(1.00%)	05/11/63	972	—	300	(672)
CMBX.NA.AS.6	CSI	USD	105,000	(1.00%)	05/11/63	1,134	—	350	(784)
CMBX.NA.AS.7	CSI	USD	135,000	(1.00%)	01/17/47	2,491	—	1,324	(1,167)
CMBX.NA.AS.7	GSC	USD	275,000	(1.00%)	01/17/47	7,864	—	2,475	(5,389)
CMBX.NA.AS.8	DEUT	USD	30,000	(1.00%)	10/17/57	2,219	—	692	(1,527)
CMBX.NA.BBB.7	GSC	USD	35,000	(3.00%)	01/17/47	3,055	—	2,955	(100)
CMBX.NA.BBB.7	MSC	USD	60,000	(3.00%)	01/17/47	6,243	—	5,071	(1,172)
CMBX.NA.BBB.7	CSI	USD	150,000	(3.00%)	01/17/47	14,740	—	12,677	(2,063)
CMBX.NA.BBB.7	CSI	USD	160,000	(3.00%)	01/17/47	15,722	—	13,521	(2,201)
CMBX.NA.BBB.7	DEUT	USD	25,000	(3.00%)	01/17/47	1,847	—	2,110	263
CMBX.NA.BBB.7	GSC	USD	15,000	(3.00%)	01/17/47	1,056	—	1,267	211
CMBX.NA.BBB.7	MSC	USD	35,000	(3.00%)	01/17/47	2,935	—	2,958	23
CMBX.NA.BBB.7	CSI	USD	80,000	(3.00%)	01/17/47	6,917	—	6,754	(163)
CMBX.NA.BBB.7	GSC	USD	20,000	(3.00%)	01/17/47	1,825	—	1,641	(184)
CMBX.NA.BBB.7	DEUT	USD	25,000	(3.00%)	01/17/47	2,410	—	2,110	(300)
CMBX.NA.BBB.7	GSC	USD	40,000	(3.00%)	01/17/47	3,863	—	3,377	(486)
CMBX.NA.BBB.7	DEUT	USD	25,000	(3.00%)	01/17/47	3,144	—	2,110	(1,034)

The accompanying notes are an integral part of these financial statements.

136

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Credit Default Swap Contracts Outstanding at October 31, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Buy protection: - (continued)
CMBX.NA.BBB.7	GSC	USD	25,000	(3.00%)	01/17/47	$3,527	$—	$2,111	$(1,416)
CMBX.NA.BBB.7	MSC	USD	425,000	(3.00%)	01/17/47	41,766	—	35,916	(5,850)

Total						$326,268	$—	$299,894	$(26,374)

Sell protection:
CDX.EMS.26	GSC	USD	470,000	1.00%	12/20/21	$—	$(29,576)	$(29,600)	$(24)
CDX.EMS.26	BCLY	USD	489,000	1.00%	12/20/21	—	(29,774)	(30,797)	(1,023)
CDX.EMS.26	BCLY	USD	310,000	1.00%	12/20/21	—	(18,411)	(19,523)	(1,112)
CMBX.NA.AA.2	MLI	USD	59,254	0.15%	03/15/49	—	(21,822)	(22,275)	(453)
CMBX.NA.AAA.6	MLI	USD	301,912	0.50%	05/11/63	—	(9,666)	(1,612)	8,054
CMBX.NA.AAA.6	CSI	USD	319,906	0.50%	05/11/63	—	(3,450)	(1,713)	1,737
CMBX.NA.AAA.6	CSI	USD	279,918	0.50%	05/11/63	—	(3,019)	(1,499)	1,520
CMBX.NA.AAA.6	CSI	USD	274,920	0.50%	05/11/63	—	(2,965)	(1,472)	1,493
CMBX.NA.AAA.6	DEUT	USD	104,969	0.50%	05/11/63	—	(1,628)	(561)	1,067
CMBX.NA.AAA.6	MSC	USD	18,994	0.50%	05/11/63	—	(131)	(102)	29
CMBX.NA.BB.6	MSC	USD	170,000	5.00%	05/11/63	—	(31,575)	(26,113)	5,462
CMBX.NA.BB.6	CSI	USD	90,000	5.00%	05/11/63	—	(16,715)	(13,824)	2,891
CMBX.NA.BB.6	CSI	USD	85,000	5.00%	05/11/63	—	(15,787)	(13,057)	2,730
CMBX.NA.BB.6	CSI	USD	85,000	5.00%	05/11/63	—	(15,787)	(13,057)	2,730
CMBX.NA.BB.6	CSI	USD	85,000	5.00%	05/11/63	—	(15,787)	(13,057)	2,730
CMBX.NA.BB.6	CSI	USD	47,000	5.00%	05/11/63	—	(8,729)	(7,219)	1,510
CMBX.NA.BB.6	CSI	USD	40,000	5.00%	05/11/63	—	(7,139)	(6,144)	995
CMBX.NA.BB.6	GSC	USD	80,000	5.00%	05/11/63	—	(8,834)	(12,277)	(3,443)
CMBX.NA.BB.8	MSC	USD	306,000	5.00%	10/17/57	—	(86,619)	(83,119)	3,500
CMBX.NA.BB.8	MSC	USD	60,000	5.00%	10/17/57	—	(17,462)	(16,289)	1,173
CMBX.NA.BB.8	MSC	USD	50,000	5.00%	10/17/57	—	(14,531)	(13,575)	956
CMBX.NA.BB.8	GSC	USD	30,000	5.00%	10/17/57	—	(8,972)	(8,145)	827
CMBX.NA.BB.8	GSC	USD	60,000	5.00%	10/17/57	—	(16,906)	(16,289)	617
CMBX.NA.BB.8	GSC	USD	5,000	5.00%	10/17/57	—	(1,675)	(1,357)	318
CMBX.NA.BB.8	GSC	USD	125,000	5.00%	10/17/57	—	(26,177)	(33,937)	(7,760)
CMBX.NA.BB.8	BOA	USD	115,000	5.00%	10/17/57	—	(10,507)	(31,221)	(20,714)
CMBX.NA.BB.8	GSC	USD	110,000	5.00%	10/17/57	—	(5,686)	(29,864)	(24,178)
CMBX.NA.BB.9	CSI	USD	270,000	5.00%	09/17/58	—	(74,023)	(65,913)	8,110
CMBX.NA.BB.9	MSC	USD	270,000	5.00%	09/17/58	—	(74,023)	(65,913)	8,110
CMBX.NA.BB.9	GSC	USD	275,000	5.00%	09/17/58	—	(74,869)	(67,134)	7,735
CMBX.NA.BB.9	CSI	USD	270,000	5.00%	09/17/58	—	(73,245)	(65,913)	7,332
CMBX.NA.BB.9	GSC	USD	171,000	5.00%	09/17/58	—	(47,676)	(41,745)	5,931
CMBX.NA.BB.9	GSC	USD	35,000	5.00%	09/17/58	—	(9,730)	(8,544)	1,186
CMBX.NA.BB.9	JPM	USD	20,000	5.00%	09/17/58	—	(5,466)	(4,882)	584
CMBX.NA.BB.9	BOA	USD	15,000	5.00%	09/17/58	—	(4,213)	(3,662)	551
CMBX.NA.BB.9	GSC	USD	15,000	5.00%	09/17/58	—	(4,170)	(3,662)	508
CMBX.NA.BB.9	GSC	USD	15,000	5.00%	09/17/58	—	(4,134)	(3,662)	472
CMBX.NA.BB.9	BOA	USD	15,000	5.00%	09/17/58	—	(4,100)	(3,662)	438
CMBX.NA.BBB.8	GSC	USD	80,000	3.00%	10/17/57	—	(11,723)	(13,475)	(1,752)
PrimeX.ARM.2	JPM	USD	273,172	4.58%	12/25/37	11,646	—	3,778	(7,868)

Total						$11,646	$(816,702)	$(792,087)	$12,969

Total traded indices						$337,914	$(816,702)	$(492,193)	$(13,405)

Credit default swaps on single-name issues:
Buy protection:
Brazil (Federated Republic of)	BCLY	USD	850,000	(1.00%)/2.68%	12/20/21	$67,756	$—	$66,742	$(1,014)
United Mexican States	BNP	USD	150,000	(1.00%)/1.54%	12/20/21	4,807	—	3,745	(1,062)

Total						$72,563	$—	$70,487	$(2,076)

The accompanying notes are an integral part of these financial statements.

137

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Credit Default Swap Contracts Outstanding at October 31, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Sell protection:
Russian Government International Bond	BCLY	USD	90,000	1.00%/2.04%	06/20/21	$—	$(4,687)	$(4,001)	$686
South Africa Government International Bond	BOA	USD	95,000	1.00%/2.40%	12/20/21	—	(6,531)	(6,248)	283

Total						$—	$(11,218)	$(10,249)	$969

Total single-name issues						$72,563	$(11,218)	$60,238	$(1,107)

Total OTC contracts						$410,477	$(827,920)	$(431,955)	$(14,512)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2016

Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.26	USD	15,000	(5.00%)	06/20/21	$(349)	$(721)	$(372)
CDX.NA.HY.26	USD	2,865,000	(5.00%)	06/20/21	(44,961)	(137,700)	(92,739)
CDX.NA.HY.27	USD	1,670,000	(5.00%)	12/20/21	(60,257)	(64,790)	(4,533)
CDX.NA.HY.27	USD	10,720,000	(5.00%)	12/20/21	398,043	415,299	17,256
CDX.NA.IG.26	USD	709,000	(1.00%)	06/20/21	(5,728)	(9,757)	(4,029)
ITRAXX.EUR.26	EUR	9,975,000	(1.00%)	12/20/21	(145,294)	(160,879)	(15,585)
ITRAXX.EUR.26	EUR	13,300,000	(1.00%)	12/20/26	(143,425)	(122,408)	21,017
ITRAXX.XOV.26	EUR	453,000	(5.00%)	12/20/21	40,090	40,416	326

Total					$38,119	$(40,540)	$(78,659)

Total					$38,119	$(40,540)	$(78,659)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2016
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
BCLY	1.90% Fixed	CPURNSA	USD	1,731,000	07/15/24	$—	$—	$18,269	$18,269
GSC	6M MIBOR	6.26% Fixed	INR	8,100,000	09/12/21	—	—	(531)	(531)

Total						$—	$—	$17,738	$17,738

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2016
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
12M Federal Funds Rate	1.00% Fixed	USD	1,547,000	09/29/26	$18,376	$—	$33,668	$15,292

The accompanying notes are an integral part of these financial statements.

138

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2016

OTC Total Return Swap Contracts Outstanding at October 31, 2016
Reference Entity	Counterparty	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
iShares JP Morgan USD Emerging Markets Bond ETF	BOA	USD	2,799,009	(1M LIBOR - 0.60%)	03/31/17	$—	$—	$—	$0
Russel 1000 Growth Index	BOA	USD	2,102,665	1M LIBOR - 0.25%	05/31/17	—	—	184	184
Russel 1000 Growth Index	BOA	USD	2,081,386	1M LIBOR - 0.25%	05/31/17	—	—	182	182
Russel 1000 Value Index	BOA	USD	2,095,863	(1M LIBOR + 0.23%)	05/31/17	—	—	(2,875)	(2,875)
Russel 1000 Value Index	BOA	USD	2,114,756	(1M LIBOR + 0.23%)	05/31/17	—	—	(2,901)	(2,901)
S&P 500 Consumer Staples Index	BOA	USD	1,262,783	1M LIBOR + 0.35%	01/31/17	—	—	—	0
S&P 500 Health Care index	BOA	USD	1,210,987	(1M LIBOR - 0.35%)	01/31/17	—	—	—	0

Total						$—	$—	$(5,410)	$(5,410)

Cross Currency Swap Contracts Outstanding at October 31, 2016
Receive	Pay	Maturity Date (1)	Counter- party	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Fixed Rate equal to 3.12% based on the notional amount of currency received	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	03/16/22	DEUT	USD 34,244	CNH 232,000	$—	$(542)	$22	$564
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 3.12% based on the notional amount of currency received	03/16/22	DEUT	CNH 232,000	USD 34,244	542	—	911	369

Total						$542	$(542)	$933	$933

(1)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Foreign Currency Contracts Outstanding at October 31, 2016

Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
BRL	Sell	12/02/16	GSC	$103,604	$107,011	$(3,407)
BRL	Sell	12/02/16	TDB	224,068	230,151	(6,083)
BRL	Sell	12/02/16	MSC	301,533	310,486	(8,953)
CHF	Sell	11/30/16	SCB	617,467	621,426	(3,959)
CNY	Buy	12/21/16	RBS	28,923	28,739	(184)
COP	Sell	12/21/16	SSG	50,814	49,452	1,362
COP	Sell	12/21/16	SSG	86,928	86,741	187
EUR	Buy	11/30/16	CBK	244,185	246,192	2,007
EUR	Buy	03/15/17	BOA	104,928	104,941	13
EUR	Buy	03/15/17	JPM	5,605	5,523	(82)
EUR	Buy	03/15/17	CBK	22,200	22,093	(107)
EUR	Buy	03/15/17	UBS	68,797	66,278	(2,519)
EUR	Buy	03/15/17	BOA	108,861	104,940	(3,921)
EUR	Buy	03/15/17	DEUT	1,099,656	1,085,857	(13,799)
EUR	Sell	11/30/16	CBK	534,154	538,545	(4,391)
EUR	Sell	12/05/16	CBK	554,968	559,589	(4,621)
EUR	Sell	12/21/16	BOA	61,864	60,522	1,342
EUR	Sell	03/15/17	BOA	924,421	914,638	9,783
EUR	Sell	03/15/17	BOA	179,602	176,742	2,860
EUR	Sell	03/15/17	BOA	290,269	298,251	(7,982)
GBP	Sell	11/30/16	CBK	785,883	791,163	(5,280)
HUF	Buy	12/21/16	SCB	11,244	11,031	(213)
HUF	Sell	12/21/16	SCB	27,659	27,135	524
IDR	Sell	12/21/16	HSBC	51,055	52,097	(1,042)

The accompanying notes are an integral part of these financial statements.

139

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2016

Foreign Currency Contracts Outstanding at October 31, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
IDR	Sell	12/21/16	JPM	$156,881	$158,724	$(1,843)
IDR	Sell	12/21/16	SCB	170,646	173,298	(2,652)
JPY	Sell	11/30/16	CBK	1,985,267	1,972,234	13,033
JPY	Sell	01/11/17	CBK	386,380	382,633	3,747
MXN	Sell	12/21/16	UBS	118,628	120,464	(1,836)
MYR	Sell	12/21/16	SCB	110,371	108,412	1,959
NOK	Sell	11/30/16	CBK	118,392	118,494	(102)
PHP	Buy	12/21/16	RBS	833	826	(7)
PLN	Sell	12/21/16	RBS	77,554	76,646	908
RON	Sell	12/21/16	SCB	26,781	25,852	929
RON	Sell	06/26/17	CBK	224,694	220,187	4,507
RON	Sell	08/28/17	JPM	70,189	67,330	2,859
RON	Sell	08/28/17	BNP	43,340	41,622	1,718
RUB	Buy	06/21/17	CBK	9,798	10,156	358
RUB	Sell	06/21/17	CBK	68,156	70,647	(2,491)
THB	Sell	12/21/16	RBS	237,316	236,744	572
TRY	Sell	12/21/16	RBS	69,351	67,113	2,238
TRY	Sell	12/21/16	BOA	52,055	51,134	921
ZAR	Buy	12/21/16	GSC	84,911	88,792	3,881
ZAR	Sell	12/21/16	GSC	20,861	22,161	(1,300)
ZAR	Sell	12/21/16	GSC	62,829	66,631	(3,802)
ZAR	Sell	12/21/16	CBK	131,741	141,113	(9,372)

Total						$(34,240)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
CHF	Swiss Franc
CNH	Chinese Renminbi
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.

140

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2016

GLOSSARY: (abbreviations used in preceding Schedule of Investments) - (continued)

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
ITRAXX.EUR	Markit iTraxx - Europe
ITRAXX.XOV	Markit iTraxx Index - Europe Crossover
MSCI	Morgan Stanley Capital International
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
S&P	Standard & Poors

Other Abbreviations:
ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
ETF	Exchange Traded Fund
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OTC	Over-the-Counter
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

141

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2016

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$3,548,823	$—	$3,548,823	$—
Corporate Bonds	17,690,731	—	17,690,731	—
Foreign Government Obligations	3,055,712	—	3,055,712	—
Municipal Bonds	217,175	—	217,175	—
Senior Floating Rate Interests	12,317,789	—	12,317,789	—
U.S. Government Agencies	3,599,972	—	3,599,972	—
Equity Linked Securities	5,525,915	—	—	5,525,915
U.S. Government Securities	2,650,467	—	2,650,467	—
Common Stocks
Automobiles & Components	797,598	119,510	678,088	—
Banks	592,341	209,146	383,195	—
Capital Goods	913,057	24,797	888,260	—
Commercial & Professional Services	672,770	59,054	613,716	—
Consumer Durables & Apparel	174,731	—	174,731	—
Consumer Services	300,247	133,338	166,909	—
Diversified Financials	633,783	522,370	111,413	—
Energy	1,856,363	1,718,459	137,904	—
Food & Staples Retailing	380,714	192,415	188,299	—
Food, Beverage & Tobacco	638,736	253,077	385,659	—
Health Care Equipment & Services	210,586	11,820	198,766	—
Household & Personal Products	142,179	—	142,179	—
Insurance	848,886	238,792	610,094	—
Materials	130,994	91,950	39,044	—
Media	230,633	—	230,633	—
Pharmaceuticals, Biotechnology & Life Sciences	877,262	509,619	367,643	—
Real Estate	1,085,910	181,849	904,061	—
Retailing	463,999	206,872	257,127	—
Semiconductors & Semiconductor Equipment	843,641	229,324	614,317	—
Software & Services	1,531,660	729,382	802,278	—
Technology Hardware & Equipment	1,671,759	139,463	1,532,296	—
Telecommunication Services	839,746	657,343	182,403	—
Transportation	625,556	141,596	483,960	—
Utilities	1,197,393	627,443	569,950	—
Convertible Bonds	21,975	—	21,975	—
Exchange Traded Funds	3,432,748	3,432,748	—	—
Short-Term Investments	3,659,960	3,659,960	—	—
Purchased Options	35,125	425	34,700	—
Foreign Currency Contracts(2)	55,708	—	55,708	—
Futures Contracts(2)	148,795	148,795	—	—
Swaps - Credit Default(2)	122,864	—	122,864	—
Swaps - Cross Currency(2)	933	—	933	—
Swaps - Interest Rate(2)	33,561	—	33,561	—
Swaps - Total Return(2)	366	—	366	—

Total	$73,779,163	$14,239,547	$54,013,701	$5,525,915

Liabilities
Foreign Currency Contracts(2)	$(89,948)	$—	$(89,948)	$—
Futures Contracts(2)	(239,470)	(239,470)	—	—
Swaps - Credit Default(2)	(216,035)	—	(216,035)	—
Swaps - Interest Rate(2)	(531)	—	(531)	—
Swaps - Total Return(2)	(5,776)	—	(5,776)	—
TBA Sale Commitments	(1,574,344)	—	(1,574,344)	—
Written Options	(32,644)	—	(32,644)	—

Total	$(2,158,748)	$(239,470)	$(1,919,278)	$—

(1)	For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

142

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

October 31, 2016

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2016:

	Equity Linked Securities	Total
Beginning balance	$—	$—
Purchases	5,633,365	5,633,365
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	(107,450)	(107,450)
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$5,525,915	$5,525,915

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2016 was $(107,450).

(1)	For the year ended October 31, 2016, there were no transfers into or out of Level 3.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

143

Multi-Strategy Funds

Statements of Assets and Liabilities

October 31, 2016

	The Hartford Balanced Fund	The Hartford Balanced Income Fund	The Hartford Checks and Balances Fund
Assets:
Investments in securities, at market value	$801,847,801	$8,898,696,123	$—
Investments in affiliated investment companies, at market value	—	—	1,807,869,385
Cash	—	—	—
Cash collateral due from broker	—	5,231,987	—
Foreign currency	—	760,305	—
Unrealized appreciation on OTC swap contracts	—	890,314	—
Unrealized appreciation on foreign currency contracts	—	1,289,488	—
Receivables:
Investment securities sold	6,241,702	33,759,649	1,872,577
Fund shares sold	1,661,362	51,179,424	1,064,842
Dividends and interest	2,558,920	48,489,101	1,450,020
Variation margin on financial derivative instruments	18,116	418,243	—
OTC swap premiums paid	—	244,605	—
Other assets	61,204	276,264	52,123

Total assets	812,389,105	9,041,235,503	1,812,308,947

Liabilities:
Unrealized depreciation on foreign currency contracts	—	141,489	—
Bank overdraft	—	1,285	—
Bank overdraft - foreign cash	—	—	—
Unrealized depreciation on OTC swap contracts	—	—	—
Cash collateral due to broker	—	605,000	—
TBA sale commitments, at market value	—	—	—
Securities sold short, at market value	—	—	—
Unfunded loan commitments	—	—	—
Payables:
Investment securities purchased	2,621,386	60,100,398	1,450,020
Fund shares redeemed	1,628,520	17,413,679	6,254,902
Investment management fees	461,454	4,164,701	—
Transfer agent fees	99,588	589,048	163,468
Board of Directors’ fees	1,389	7,380	3,336
Accounting services fees	12,497	133,950	18,688
Variation margin on financial derivative instruments	—	—	—
Foreign taxes	—	—	—
Distribution fees	271,948	3,435,565	613,628
Written options	—	—	—
Accrued expenses	86,137	460,861	132,822
OTC swap premiums received	—	898,477	—

Total liabilities	5,182,919	87,951,833	8,636,864

Net assets	$807,206,186	$8,953,283,670	$1,803,672,083

Summary of Net Assets:
Capital stock and paid-in-capital	$765,039,551	$8,273,121,930	$1,649,868,978
Undistributed (distributions in excess of) net investment income	—	14,125,715	476,506
Accumulated net realized gain (loss)	(69,391,966)	100,543,761	65,022,141
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	111,558,601	565,492,264	88,304,458

Net assets	$807,206,186	$8,953,283,670	$1,803,672,083

The accompanying notes are an integral part of these financial statements.

144

Multi-Strategy Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

The Hartford Conservative Allocation Fund	The Hartford Global All-Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund

$—	$352,460,603	$—	$—	$73,416,936
142,785,360	—	706,889,631	514,668,814	—
—	—	—	—	6,909
—	5,401,714	—	—	2,610,537
—	126,911	—	—	—
—	153,881	—	—	103,833
—	855,881	—	—	55,708

79,703	69,617,103	726,891	525,279	4,951,974
65,184	60,504	199,968	247,000	37,997
77,884	982,812	71,167	92,111	469,853
—	—	—	—	—
—	47,165	—	—	411,019
50,472	88,520	43,777	42,118	51,531

143,058,603	429,795,094	707,931,434	515,575,322	82,116,297

—	1,024,533	—	—	89,948
—	326,487	—	—	—
—	—	—	—	1,919
—	52,178	—	—	105,084
—	290,000	—	—	35,000
—	42,451,205	—	—	1,574,344
—	2,089	—	—	—
—	—	—	—	5,267

77,884	51,391,485	71,167	92,111	7,279,875
318,038	1,090,708	1,512,400	1,410,016	27,073
12,282	272,308	60,343	44,388	45,781
12,784	28,484	89,638	51,349	1,998
1,474	7,205	7,354	5,339	1,221
405	847	1,479	1,164	252
—	122,208	—	—	34,408
—	126,040	—	—	3,372
52,824	89,109	258,678	187,361	8,018
—	93,911	—	—	32,644
30,343	241,029	85,266	69,293	32,093
—	330,917	—	—	828,462

506,034	97,940,743	2,086,325	1,861,021	10,106,759

$142,552,569	$331,854,351	$705,845,109	$513,714,301	$72,009,538

$154,318,201	$322,276,838	$803,819,329	$533,038,752	$88,569,614
686,596	4,791,960	2,005,127	456,740	(509,195)
(13,973,356)	(5,042,581)	(107,778,786)	(22,855,540)	(15,536,623)
1,521,128	9,828,134	7,799,439	3,074,349	(514,258)

$142,552,569	$331,854,351	$705,845,109	$513,714,301	$72,009,538

The accompanying notes are an integral part of these financial statements.

145

Multi-Strategy Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

	The Hartford Balanced Fund	The Hartford Balanced Income Fund	The Hartford Checks and Balances Fund
Shares authorized	960,000,000	1,600,000,000	1,000,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$20.76	$13.80	$9.85

Maximum offering price per share	$21.97	$14.60	$10.42

Shares outstanding	28,965,451	222,983,443	140,829,703

Net Assets	$601,415,276	$3,076,341,932	$1,386,747,716

Class B: Net asset value per share	$20.68	$13.77	$9.81

Shares outstanding	107,733	474,242	3,266,222

Net Assets	$2,228,082	$6,529,424	$32,027,452

Class C: Net asset value per share	$20.76	$13.61	$9.78

Shares outstanding	7,764,620	232,987,425	32,850,637

Net Assets	$161,160,348	$3,171,408,033	$321,436,436

Class I: Net asset value per share	$20.76	$13.80	$9.86

Shares outstanding	1,506,049	166,008,575	4,011,139

Net Assets	$31,259,883	$2,290,722,977	$39,556,960

Class R3: Net asset value per share	$20.97	$13.84	$9.81

Shares outstanding	151,372	12,595,466	1,483,439

Net Assets	$3,173,545	$174,319,325	$14,554,241

Class R4: Net asset value per share	$21.02	$13.85	$9.82

Shares outstanding	32,498	7,688,340	453,701

Net Assets	$683,081	$106,451,069	$4,456,763

Class R5: Net asset value per share	$21.04	$13.86	$9.86

Shares outstanding	11,497	2,286,462	496,258

Net Assets	$241,867	$31,698,397	$4,892,515

Class R6: Net asset value per share	$—	$13.93	$—

Shares outstanding	—	691,917	—

Net Assets	$—	$9,635,748	$—

Class Y: Net asset value per share	$21.05	$13.93	$—

Shares outstanding	334,655	6,187,055	—

Net Assets	$7,044,104	$86,176,765	$—

Cost of investments	$690,049,366	$8,339,389,226	$—
Cost of investments in affiliated investment companies	$—	$—	$1,719,564,927
Cost of foreign currency	$—	$759,576	$—
Cost of bank overdraft - foreign cash	$—	$—	$—
Proceeds of TBA sale commitments	$—	$—	$—
Proceeds of securities sold short	$—	$—	$—
Proceeds of written option contracts	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

146

Multi-Strategy Funds

Statements of Assets and Liabilities – (continued)

October 31, 2016

The Hartford Conservative Allocation Fund	The Hartford Global All-Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund
450,000,000	700,000,000	450,000,000	450,000,000	500,000,000

$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

$9.81	$10.51	$10.35	$10.90	$9.04

$10.38	$11.12	$10.95	$11.53	$9.47

9,770,394	11,416,218	48,997,084	32,489,607	1,476,980

$95,802,202	$120,010,208	$507,110,820	$354,058,085	$13,352,341

$9.63	$—	$10.25	$10.66	$—

146,979	—	721,578	412,440	—

$1,415,672	$—	$7,398,748	$4,394,709	$—

$9.62	$10.33	$10.17	$10.66	$9.04

3,232,872	6,884,956	15,232,160	10,344,051	515,381

$31,115,387	$71,094,290	$154,928,591	$110,315,941	$4,659,293

$9.83	$10.57	$10.31	$10.95	$9.04

110,605	4,527,228	726,834	741,937	1,385,518

$1,087,339	$47,856,460	$7,490,326	$8,123,417	$12,529,984

$9.79	$10.50	$10.09	$10.73	$9.04

874,833	178,955	1,199,969	2,083,434	223,130

$8,560,689	$1,879,107	$12,110,414	$22,353,867	$2,018,107

$9.82	$10.65	$10.29	$10.89	$9.04

238,354	103,603	1,143,604	723,927	224,302

$2,339,786	$1,102,856	$11,769,204	$7,884,281	$2,028,445

$9.86	$10.51	$10.37	$10.95	$9.04

226,369	1,006	485,643	601,140	225,392

$2,231,494	$10,572	$5,037,006	$6,584,001	$2,038,118

$—	$—	$—	$—	$—

—	—	—	—	—

$—	$—	$—	$—	$—

$—	$10.59	$—	$—	$9.04

—	8,490,960	—	—	3,913,637

$—	$89,900,858	$—	$—	$35,383,250

$—	$341,347,762	$—	$—	$73,738,596
$141,264,232	$—	$699,090,192	$511,594,465	$—
$—	$127,521	$—	$—	$—
$—	$—	$—	$—	$1,370
$—	$42,485,931	$—	$—	$1,576,406
$—	$2,307	$—	$—	$—
$—	$171,904	$—	$—	$34,377

The accompanying notes are an integral part of these financial statements.

147

Multi-Strategy Funds

Statements of Operations

For the Year Ended October 31, 2016

	The Hartford Balanced Fund	The Hartford Balanced Income Fund	The Hartford Checks and Balances Fund
Investment Income:
Dividends	$13,230,308	$113,297,061	$—
Dividends from affiliated investment companies	—	—	35,042,334
Interest	7,638,370	163,762,020	4
Less: Foreign tax withheld	(101,242)	(1,985,278)	—

Total investment income, net	20,767,436	275,073,803	35,042,338

Expenses:
Investment management fees	5,354,619	41,758,157	—
Administrative services fees
Class R3	4,245	305,950	28,346
Class R4	989	121,657	6,698
Class R5	181	27,740	5,092
Transfer agent fees
Class A	951,327	2,542,184	1,430,499
Class B	23,227	21,036	93,261
Class C	161,496	2,022,558	330,087
Class I	15,180	1,363,659	48,887
Class R3	519	3,450	1,200
Class R4	217	1,856	370
Class R5	54	653	55
Class R6	—	266	—
Class Y	193	666	—
Distribution fees
Class A	1,526,959	7,096,011	3,543,724
Class B	36,023	24,832	609,574
Class C	1,591,718	27,273,514	3,354,210
Class R3	10,614	764,874	70,865
Class R4	1,649	202,762	11,164
Custodian fees	7,535	156,736	1,055
Registration and filing fees	137,028	431,587	155,775
Accounting services fees	144,853	1,371,693	224,969
Board of Directors’ fees	25,404	220,891	58,470
Audit fees	19,544	47,694	21,131
Other expenses	319,198	2,179,792	673,825

Total expenses (before waivers and fees paid indirectly)	10,332,772	87,940,218	10,669,257
Expense waivers	(1,734)	(165,722)	—
Management fee waivers	—	—	—
Transfer agent fee waivers	(12,418)	—	—
Commission recapture	(3,932)	(9,877)	—

Total waivers and fees paid indirectly	(18,084)	(175,599)	—

Total expenses, net	10,314,688	87,764,619	10,669,257

Net Investment Income (Loss)	10,452,748	187,309,184	24,373,081

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Capital gain distributions received from underlying funds	—	—	98,680,940
Net realized gain (loss) on investments	25,378,707	108,669,994	—
Less: Foreign taxes paid on realized capital gains	—	—	—
Net realized gain (loss) on investments in affiliated investment companies	—	—	35,338,945
Net realized gain (loss) on purchased options contracts	—	—	—
Net realized gain (loss) on futures contracts	483,993	(14,769,760)	—
Net realized gain (loss) on written options contracts	—	—	—
Net realized gain (loss) on swap contracts	—	(79,942)	—
Net realized gain (loss) on foreign currency contracts	—	1,469,850	—
Net realized gain (loss) on other foreign currency transactions	(3,243)	(377,417)	—

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	25,859,457	94,912,725	134,019,885

The accompanying notes are an integral part of these financial statements.

148

Multi-Strategy Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2016

The Hartford Conservative Allocation Fund	The Hartford Global All-Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund

$—	$6,196,130	$—	$—	$2,013,814
2,197,380	—	7,081,963	6,208,503	—
—	3,205,623	2	2,002	2,432,325
—	(352,855)	—	—	(26,637)

2,197,380	9,048,898	7,081,965	6,210,505	4,419,502

152,432	3,441,138	743,249	553,765	561,952

16,402	3,970	26,344	45,936	3,850
3,586	1,976	18,885	12,053	2,904
2,271	86	5,069	6,735	1,944

111,927	212,435	770,253	446,683	13,281
5,988	—	45,377	23,456	—
34,843	100,742	217,744	123,400	2,039
816	54,528	6,766	5,889	6,059
385	400	592	893	5
187	282	319	314	5
93	3	84	128	5
—	—	—	—	—
—	1,302	—	—	654

254,567	350,240	1,343,764	952,777	36,214
23,752	—	134,068	80,408	—
342,158	821,461	1,659,471	1,207,367	43,557
41,004	9,924	65,859	114,840	9,625
5,976	3,293	31,475	20,088	4,840
1,044	84,409	1,053	1,047	21,429
89,028	87,125	107,966	99,538	83,113
18,292	91,743	90,726	66,792	14,985
5,461	11,927	24,085	17,930	3,370
23,744	74,831	22,873	38,242	47,988
69,679	139,097	328,581	218,600	33,110

1,203,635	5,490,912	5,644,603	4,036,881	890,929
(90,589)	(645,207)	—	(867)	(154,895)
—	(13,396)	—	—	—
—	—	(5,195)	—	—
—	(4,122)	—	—	(8,264)

(90,589)	(662,725)	(5,195)	(867)	(163,159)

1,113,046	4,828,187	5,639,408	4,036,014	727,770

1,084,334	4,220,711	1,442,557	2,174,491	3,691,732

2,258,842	—	25,934,606	14,952,311	—
—	(277,613)	—	—	(9,137,202)
—	(21,779)	—	—	(408)
(14,938,761)	—	(121,870,191)	(33,278,263)	—
—	(628,977)	—	—	(76,044)
—	2,241,079	—	—	(846,410)
—	207,258	—	—	378,360
—	1,513,600	—	—	(157,504)
—	(3,858,246)	—	—	(116,742)
—	961,025	—	—	(92,247)

(12,679,919)	136,347	(95,935,585)	(18,325,952)	(10,048,197)

The accompanying notes are an integral part of these financial statements.

149

Multi-Strategy Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2016

	The Hartford Balanced Fund	The Hartford Balanced Income Fund	The Hartford Checks and Balances Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$(25,305,676)	$217,287,472	$—
Net unrealized appreciation (depreciation) of investments in affiliated investment companies	—	—	(111,061,222)
Net unrealized appreciation (depreciation) of purchased options contracts	—	—	—
Net unrealized appreciation (depreciation) of futures contracts	(220,954)	5,407,765	—
Net unrealized appreciation (depreciation) of securities sold short	—	—	—
Net unrealized appreciation (depreciation) of written options contracts	—	—	—
Net unrealized appreciation (depreciation) of swap contracts	—	115,850	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	641,503	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	2,954	(7,626)	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(25,523,676)	223,444,964	(111,061,222)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	335,781	318,357,689	22,958,663

Net Increase (Decrease) in Net Assets Resulting from Operations	$10,788,529	$505,666,873	$47,331,744

The accompanying notes are an integral part of these financial statements.

150

Multi-Strategy Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2016

The Hartford Conservative Allocation Fund	The Hartford Global All-Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund

$—	$8,661,143	$—	$—	$7,471,378
12,844,063	—	80,920,337	14,324,742	—
—	(179,137)	—	—	22,503
—	(1,928,024)	—	—	(132,948)
—	218	—	—	—
—	58,118	—	—	11,058
—	(284,142)	—	—	(455,730)
—	(530,019)	—	—	33,312
—	10,927	—	—	44,313

12,844,063	5,809,084	80,920,337	14,324,742	6,993,886

164,144	5,945,431	(15,015,248)	(4,001,210)	(3,054,311)

$1,248,478	$10,166,142	$(13,572,691)	$(1,826,719)	$637,421

The accompanying notes are an integral part of these financial statements.

151

Multi-Strategy Funds

Statements of Changes in Net Assets

	The Hartford Balanced Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$10,452,748	$8,149,955
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	25,859,457	44,290,083
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(25,523,676)	(33,167,565)

Net Increase (Decrease) in Net Assets Resulting from Operations	10,788,529	19,272,473

Distributions to Shareholders:
From net investment income
Class A	(12,001,702)	(7,132,953)
Class B	(41,767)	(14,371)
Class C	(2,015,715)	(768,419)
Class I	(313,831)	(59,253)
Class R3	(33,696)	(8,285)
Class R4	(13,036)	(8,106)
Class R5	(3,904)	(2,432)
Class R6	—	—
Class Y	(280,833)	(69,580)

Total from net investment income	(14,704,484)	(8,063,399)

From net realized gain on investments
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Class R3	—	—
Class R4	—	—
Class R5	—	—
Class R6	—	—
Class Y	—	—

Total from net realized gain on investments	—	—

From tax return of capital
Class A	—	—
Class C	—	—
Class I	—	—
Class R3	—	—
Class R4	—	—
Class R5	—	—
Class R6	—	—
Class Y	—	—

Total from tax return of capital	—	—

Total distributions	(14,704,484)	(8,063,399)

Capital Share Transactions:
Sold	184,453,221	145,195,971
Issued on reinvestment of distributions	14,198,368	7,818,050
Redeemed	(171,082,040)	(104,978,744)

Net increase (decrease) from capital share transactions	27,569,549	48,035,277

Net Increase (Decrease) in Net Assets	23,653,594	59,244,351

Net Assets:
Beginning of period	783,552,592	724,308,241

End of period	$807,206,186	$783,552,592

Undistributed (distributions in excess of) net investment income	$—	$4,758,269

The accompanying notes are an integral part of these financial statements.

152

Multi-Strategy Funds

Statements of Changes in Net Assets – (continued)

The Hartford Balanced Income Fund		The Hartford Checks and Balances Fund		The Hartford Conservative Allocation Fund		The Hartford Global All-Asset Fund (consolidated)
For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

$187,309,184	$143,835,059	$24,373,081	$21,057,982	$1,084,334	$1,446,519	$4,220,711	$2,324,595
94,912,725	110,379,036	134,019,885	238,129,795	(12,679,919)	3,121,223	136,347	17,297,792
223,444,964	(166,880,903)	(111,061,222)	(217,035,474)	12,844,063	(10,422,136)	5,809,084	(17,310,485)

505,666,873	87,333,192	47,331,744	42,152,303	1,248,478	(5,854,394)	10,166,142	2,311,902

(70,946,627)	(62,458,924)	(27,177,306)	(55,713,483)	(380,010)	(1,875,342)	—	(5,409,754)
(232,684)	(370,397)	(714,398)	(3,294,011)	(4,779)	(77,881)	—	—
(49,939,045)	(39,854,450)	(3,983,068)	(10,837,330)	(56,755)	(592,198)	—	(2,460,431)
(44,419,166)	(33,050,873)	(816,611)	(1,460,103)	(4,464)	(26,812)	—	(3,050,630)
(3,415,937)	(2,543,674)	(217,443)	(396,054)	(23,699)	(135,696)	—	(57,126)
(2,039,147)	(1,508,471)	(84,107)	(156,199)	(9,340)	(50,543)	—	(40,973)
(758,307)	(586,494)	(110,986)	(44,562)	(10,864)	(47,613)	—	(85,423)
(179,631)	(22,022)	—	—	—	—	—	—
(1,415,323)	(842,848)	—	—	—	—	—	(982,763)

(173,345,867)	(141,238,153)	(33,103,919)	(71,901,742)	(489,911)	(2,806,085)	—	(12,087,100)

(43,597,114)	(36,282,177)	(135,452,125)	(106,653,342)	(1,369,661)	(5,655,677)	(10,264,499)	(22,409,257)
(205,848)	(283,645)	(7,828,280)	(8,153,285)	(40,118)	(279,328)	—	—
(40,662,736)	(30,309,242)	(33,070,353)	(25,529,842)	(472,352)	(1,983,497)	(6,290,683)	(14,348,050)
(21,482,203)	(16,546,445)	(3,515,155)	(2,661,651)	(12,446)	(78,230)	(4,288,931)	(11,542,413)
(2,198,274)	(1,648,138)	(1,244,237)	(799,514)	(102,693)	(438,171)	(146,653)	(351,411)
(1,104,289)	(822,583)	(426,209)	(300,849)	(31,144)	(151,915)	(85,232)	(154,842)
(372,175)	(312,399)	(494,166)	(12,362)	(31,087)	(141,981)	(40,375)	(305,906)
(100,762)	(151)	—	—	—	—	—	—
(530,425)	(393,249)	—	—	—	—	(1,923,547)	(3,542,170)

(110,253,826)	(86,598,029)	(182,030,525)	(144,110,845)	(2,059,501)	(8,728,799)	(23,039,920)	(52,654,049)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

(283,599,693)	(227,836,182)	(215,134,444)	(216,012,587)	(2,549,412)	(11,534,884)	(23,039,920)	(64,741,149)

3,598,650,705	2,309,266,868	231,229,857	286,161,470	20,162,248	20,192,610	93,451,937	43,638,377
260,503,595	210,288,237	212,845,217	213,144,250	2,480,305	11,252,714	19,689,920	56,822,068
(1,721,508,430)	(1,236,883,493)	(414,402,370)	(280,875,143)	(43,083,139)	(58,025,946)	(136,041,638)	(163,335,579)

2,137,645,870	1,282,671,612	29,672,704	218,430,577	(20,440,586)	(26,580,622)	(22,899,781)	(62,875,134)

2,359,713,050	1,142,168,622	(138,129,996)	44,570,293	(21,741,520)	(43,969,900)	(35,773,559)	(125,304,381)

6,593,570,620	5,451,401,998	1,941,802,079	1,897,231,786	164,294,089	208,263,989	367,627,910	492,932,291

$8,953,283,670	$6,593,570,620	$1,803,672,083	$1,941,802,079	$142,552,569	$164,294,089	$331,854,351	$367,627,910

$14,125,715	$6,628,052	$476,506	$480,790	$686,596	$—	$4,791,960	$(837,724)

The accompanying notes are an integral part of these financial statements.

153

Multi-Strategy Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Growth Allocation Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$1,442,557	$9,319,391
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(95,935,585)	67,285,581
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	80,920,337	(91,173,941)

Net Increase (Decrease) in Net Assets Resulting from Operations	(13,572,691)	(14,568,969)

Distributions to Shareholders:
From net investment income
Class A	(8,630,634)	(18,087,464)
Class B	(27,787)	(645,388)
Class C	(1,302,257)	(4,477,434)
Class I	(159,034)	(204,078)
Class R3	(167,136)	(527,573)
Class R4	(204,185)	(470,558)
Class R5	(104,622)	(208,845)
Class R6	—	—
Class Y	—	—

Total from net investment income	(10,595,655)	(24,621,340)

From net realized gain on investments
Class A	(29,027,151)	(134,407,182)
Class B	(1,027,873)	(8,457,837)
Class C	(9,288,804)	(45,122,326)
Class I	(433,903)	(1,699,581)
Class R3	(741,109)	(4,311,184)
Class R4	(689,283)	(3,491,529)
Class R5	(287,934)	(1,392,515)
Class R6	—	—
Class Y	—	—

Total from net realized gain on investments	(41,496,057)	(198,882,154)

From tax return of capital
Class A	—	—
Class C	—	—
Class I	—	—
Class R3	—	—
Class R4	—	—
Class R5	—	—
Class R6	—	—
Class Y	—	—

Total from tax return of capital	—	—

Total distributions	(52,091,712)	(223,503,494)

Capital Share Transactions:
Sold	59,226,370	86,162,026
Issued on reinvestment of distributions	51,050,803	218,337,450
Redeemed	(167,620,052)	(165,906,798)

Net increase (decrease) from capital share transactions	(57,342,879)	138,592,678

Net Increase (Decrease) in Net Assets	(123,007,282)	(99,479,785)

Net Assets:
Beginning of period	828,852,391	928,332,176

End of period	$705,845,109	$828,852,391

Undistributed (distributions in excess of) net investment income	$2,005,127	$7,883,703

The accompanying notes are an integral part of these financial statements.

154

Multi-Strategy Funds

Statements of Changes in Net Assets – (continued)

Hartford Moderate Allocation Fund		Hartford Multi-Asset Income Fund
For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

$2,174,491	$4,926,437	$3,691,732	$5,870,424
(18,325,952)	45,203,085	(10,048,197)	(6,695,083)
14,324,742	(63,156,679)	6,993,886	(3,940,842)

(1,826,719)	(13,027,157)	637,421	(4,765,501)

(1,963,784)	(8,794,684)	(648,489)	(501,033)
(29,946)	(393,255)	—	—
(396,213)	(2,794,746)	(159,093)	(168,813)
(54,973)	(233,842)	(299,645)	(120,728)
(97,212)	(666,596)	(77,922)	(82,529)
(39,823)	(342,393)	(83,319)	(88,272)
(38,448)	(173,311)	(86,788)	(91,927)
—	—	—	—
—	—	(1,822,007)	(5,444,597)

(2,620,399)	(13,398,827)	(3,177,263)	(6,497,899)

(25,459,622)	(34,416,160)	—	—
(762,041)	(1,823,645)	—	—
(8,397,808)	(12,237,856)	—	—
(602,808)	(901,536)	—	—
(1,528,981)	(2,777,103)	—	—
(566,418)	(1,358,839)	—	—
(505,580)	(653,612)	—	—
—	—	—	—
—	—	—	—

(37,823,258)	(54,168,751)	—	—

—	—	(150,724)	(45,724)
—	—	(36,977)	(15,405)
—	—	(69,644)	(11,017)
—	—	(18,111)	(7,531)
—	—	(19,365)	(8,056)
—	—	(20,171)	(8,389)
—	—	—	—
—	—	(423,477)	(496,860)

—	—	(738,469)	(592,982)

(40,443,657)	(67,567,578)	(3,915,732)	(7,090,881)

39,489,568	53,431,753	45,803,657	11,133,911
39,632,924	66,074,717	3,895,839	7,072,706
(135,455,292)	(160,828,090)	(107,733,203)	(14,612,615)

(56,332,800)	(41,321,620)	(58,033,707)	3,594,002

(98,603,176)	(121,916,355)	(61,312,018)	(8,262,380)

612,317,477	734,233,832	133,321,556	141,583,936

$513,714,301	$612,317,477	$72,009,538	$133,321,556

$456,740	$—	$(509,195)	$(617,802)

The accompanying notes are an integral part of these financial statements.

155

Multi-Strategy Funds

Financial Highlights

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest ments		Total from Invest ment Operations	Dividends from Net Invest ment Income	Distri butions from Capital Gains	Total Dividends and Distri butions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Invest ment Income (Loss) to Average Net Assets(4)		Port folio Turn over
The Hartford Balanced Fund
For the Year Ended October 31, 2016
A	$20.87	$0.30	$(0.01	)(5)	$0.29	$(0.40)	$—	$(0.40)	$20.76	1.43%		$601,415	1.15%		1.15	%(6)	1.43%		26%
B	20.78	0.12	(0.02	)(5)	0.10	(0.20)	—	(0.20)	20.68	0.50		2,228	2.39		2.05	(6)	0.59		26
C	20.87	0.15	—	(7)	0.15	(0.26)	—	(0.26)	20.76	0.74		161,160	1.85		1.85	(6)	0.73		26
I	20.86	0.33	0.04		0.37	(0.47)	—	(0.47)	20.76	1.80		31,260	0.85		0.85	(6)	1.59		26
R3	21.09	0.24	0.01		0.25	(0.37)	—	(0.37)	20.97	1.18		3,174	1.47		1.41	(6)	1.13		26
R4	21.13	0.31	—	(7)	0.31	(0.42)	—	(0.42)	21.02	1.47		683	1.18		1.11	(6)	1.47		26
R5	21.14	0.36	0.02		0.38	(0.48)	—	(0.48)	21.04	1.81		242	0.88		0.81	(6)	1.74		26
Y	21.15	0.39	—	(7)	0.39	(0.49)	—	(0.49)	21.05	1.87		7,044	0.75		0.75	(6)	1.87		26

For the Year Ended October 31, 2015
A	$20.54	$0.25	$0.33		$0.58	$(0.25)	$—	$(0.25)	$20.87	2.84%		$607,698	1.15%		1.15%		1.20%		22%
B	20.42	0.07	0.33		0.40	(0.04)	—	(0.04)	20.78	1.98		5,246	2.27		1.99		0.35		22
C	20.54	0.11	0.33		0.44	(0.11)	—	(0.11)	20.87	2.15		153,455	1.84		1.84		0.52		22
I(8)	21.08	0.19	(0.24)		(0.05)	(0.17)	—	(0.17)	20.86	(0.19	)(9)	7,436	0.86	(10)	0.86	(10)	1.59	(10)	22
R3	20.75	0.20	0.34		0.54	(0.20)	—	(0.20)	21.09	2.62		1,361	1.49		1.40		0.97		22
R4	20.78	0.26	0.34		0.60	(0.25)	—	(0.25)	21.13	2.90		594	1.16		1.10		1.25		22
R5	20.80	0.33	0.33		0.66	(0.32)	—	(0.32)	21.14	3.19		164	0.87		0.80		1.56		22
Y	20.82	0.35	0.31		0.66	(0.33)	—	(0.33)	21.15	3.22		7,600	0.74		0.74		1.65		22

For the Year Ended October 31, 2014
A	$18.62	$0.23	$1.92		$2.15	$(0.23)	$—	$(0.23)	$20.54	11.60%		$585,217	1.17%		1.17%		1.17%		39%
B	18.50	0.06	1.91		1.97	(0.05)	—	(0.05)	20.42	10.64		8,635	2.27		2.04		0.33		39
C	18.63	0.09	1.92		2.01	(0.10)	—	(0.10)	20.54	10.82		126,773	1.86		1.86		0.47		39
R3	18.81	0.18	1.94		2.12	(0.18)	—	(0.18)	20.75	11.32		593	1.50		1.40		0.93		39
R4	18.83	0.24	1.95		2.19	(0.24)	—	(0.24)	20.78	11.67		786	1.16		1.10		1.22		39
R5	18.85	0.30	1.95		2.25	(0.30)	—	(0.30)	20.80	12.02		157	0.86		0.80		1.53		39
Y	18.87	0.32	1.95		2.27	(0.32)	—	(0.32)	20.82	12.08		2,147	0.74		0.74		1.59		39

For the Year Ended October 31, 2013
A	$16.06	$0.22	$2.56		$2.78	$(0.22)	$—	$(0.22)	$18.62	17.40%		$542,452	1.21%		1.18%		1.24%		27%
B	15.94	0.07	2.54		2.61	(0.05)	—	(0.05)	18.50	16.43		12,206	2.27		2.04		0.42		27
C	16.07	0.09	2.57		2.66	(0.10)	—	(0.10)	18.63	16.58		100,230	1.89		1.89		0.52		27
R3	16.23	0.17	2.59		2.76	(0.18)	—	(0.18)	18.81	17.11		641	1.51		1.40		0.98		27
R4	16.23	0.24	2.59		2.83	(0.23)	—	(0.23)	18.83	17.55		531	1.15		1.10		1.35		27
R5	16.26	0.28	2.59		2.87	(0.28)	—	(0.28)	18.85	17.81		140	0.86		0.80		1.62		27
Y	16.27	0.30	2.59		2.89	(0.29)	—	(0.29)	18.87	17.92		1,979	0.74		0.74		1.69		27

For the Year Ended October 31, 2012(11)
A	$14.63	$0.22	$1.44		$1.66	$(0.23)	$—	$(0.23)	$16.06	11.42%		$483,041	1.24%		1.18%		1.40%		29%
B	14.51	0.09	1.42		1.51	(0.08)	—	(0.08)	15.94	10.43		15,803	2.24		2.05		0.55		29
C	14.64	0.10	1.45		1.55	(0.12)	—	(0.12)	16.07	10.60		78,414	1.92		1.92		0.67		29
R3	14.78	0.18	1.47		1.65	(0.20)	—	(0.20)	16.23	11.22		378	1.56		1.40		1.17		29
R4	14.79	0.24	1.44		1.68	(0.24)	—	(0.24)	16.23	11.44		1,456	1.16		1.10		1.59		29
R5	14.81	0.28	1.46		1.74	(0.29)	—	(0.29)	16.26	11.84		121	0.88		0.80		1.78		29
Y	14.82	0.29	1.46		1.75	(0.30)	—	(0.30)	16.27	11.89		1,804	0.75		0.75		1.83		29

The accompanying notes are an integral part of these financial statements.

156

Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest ments	Total from Invest ment Operations	Dividends from Net Invest ment Income	Distri butions from Capital Gains	Total Dividends and Distri butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Invest ment Income (Loss) to Average Net Assets(4)		Port folio Turn over
The Hartford Balanced Income Fund
For the Year Ended October 31, 2016
A	$13.41	$0.37	$0.57	$0.94	$(0.33)	$(0.22)	$(0.55)	$13.80	7.29%	$3,076,342	0.96%		0.96	%(12)	2.73%		36%
B	13.37	0.37	0.57	0.94	(0.32)	(0.22)	(0.54)	13.77	7.30	6,529	1.08		1.00	(12)	2.74		36
C	13.24	0.26	0.57	0.83	(0.24)	(0.22)	(0.46)	13.61	6.48	3,171,408	1.69		1.69	(12)	1.99		36
I	13.41	0.40	0.58	0.98	(0.37)	(0.22)	(0.59)	13.80	7.57	2,290,723	0.70		0.70	(12)	2.95		36
R3	13.45	0.33	0.58	0.91	(0.30)	(0.22)	(0.52)	13.84	6.98	174,319	1.32		1.25	(12)	2.43		36
R4	13.45	0.37	0.59	0.96	(0.34)	(0.22)	(0.56)	13.85	7.36	106,451	1.02		0.95	(12)	2.71		36
R5	13.47	0.40	0.58	0.98	(0.37)	(0.22)	(0.59)	13.86	7.53	31,698	0.72		0.70	(12)	2.97		36
R6	13.53	0.41	0.59	1.00	(0.38)	(0.22)	(0.60)	13.93	7.65	9,636	0.62		0.62	(12)	3.04		36
Y	13.53	0.41	0.59	1.00	(0.38)	(0.22)	(0.60)	13.93	7.65	86,177	0.62		0.62	(12)	3.00		36

For the Year Ended October 31, 2015
A	$13.72	$0.33	$(0.10)	$0.23	$(0.33)	$(0.21)	$(0.54)	$13.41	1.77%	$2,635,923	0.95%		0.95%		2.48%		39%
B	13.69	0.35	(0.14)	0.21	(0.32)	(0.21)	(0.53)	13.37	1.63	12,811	1.06		0.99		2.56		39
C	13.56	0.25	(0.12)	0.13	(0.24)	(0.21)	(0.45)	13.24	1.01	2,414,291	1.69		1.69		1.84		39
I	13.72	0.38	(0.11)	0.27	(0.37)	(0.21)	(0.58)	13.41	2.04	1,274,683	0.69		0.69		2.85		39
R3	13.77	0.31	(0.13)	0.18	(0.29)	(0.21)	(0.50)	13.45	1.40	127,608	1.31		1.24		2.30		39
R4	13.77	0.35	(0.13)	0.22	(0.33)	(0.21)	(0.54)	13.45	1.70	66,468	1.01		0.94		2.60		39
R5	13.78	0.38	(0.11)	0.27	(0.37)	(0.21)	(0.58)	13.47	2.03	22,907	0.71		0.69		2.84		39
R6(13)	13.90	0.33	(0.12)	0.21	(0.37)	(0.21)	(0.58)	13.53	1.65 (9)	6,072	0.67	(10)	0.64	(10)	2.50	(10)	39
Y	13.84	0.40	(0.12)	0.28	(0.38)	(0.21)	(0.59)	13.53	2.10	32,808	0.61		0.61		2.92		39

For the Year Ended October 31, 2014
A	$13.05	$0.34	$0.83	$1.17	$(0.32)	$(0.18)	$(0.50)	$13.72	9.19%	$2,317,429	0.97%		0.97%		2.56%		40%
B	13.01	0.34	0.84	1.18	(0.32)	(0.18)	(0.50)	13.69	9.25	18,846	1.07		0.99		2.56		40
C	12.91	0.24	0.82	1.06	(0.23)	(0.18)	(0.41)	13.56	8.39	1,884,930	1.70		1.70		1.81		40
I	13.05	0.38	0.83	1.21	(0.36)	(0.18)	(0.54)	13.72	9.47	1,031,554	0.70		0.70		2.80		40
R3	13.10	0.30	0.84	1.14	(0.29)	(0.18)	(0.47)	13.77	8.90	106,894	1.32		1.24		2.26		40
R4	13.10	0.35	0.83	1.18	(0.33)	(0.18)	(0.51)	13.77	9.19	54,196	1.02		0.94		2.58		40
R5	13.11	0.38	0.83	1.21	(0.36)	(0.18)	(0.54)	13.78	9.44	13,069	0.73		0.69		2.83		40
Y	13.16	0.39	0.84	1.23	(0.37)	(0.18)	(0.55)	13.84	9.55	24,484	0.62		0.62		2.89		40

For the Year Ended October 31, 2013
A	$12.24	$0.32	$0.94	$1.26	$(0.30)	$(0.15)	$(0.45)	$13.05	10.57%	$1,879,401	0.99%		0.96%		2.53%		32%
B	12.20	0.32	0.94	1.26	(0.30)	(0.15)	(0.45)	13.01	10.60	20,966	1.10		0.96		2.55		32
C	12.13	0.22	0.93	1.15	(0.22)	(0.15)	(0.37)	12.91	9.70	1,326,973	1.72		1.70		1.78		32
I	12.24	0.35	0.94	1.29	(0.33)	(0.15)	(0.48)	13.05	10.84	598,310	0.73		0.71		2.77		32
R3	12.29	0.29	0.94	1.23	(0.27)	(0.15)	(0.42)	13.10	10.27	59,155	1.33		1.22		2.26		32
R4	12.28	0.32	0.95	1.27	(0.30)	(0.15)	(0.45)	13.10	10.64	37,128	1.03		0.91		2.55		32
R5	12.29	0.36	0.94	1.30	(0.33)	(0.15)	(0.48)	13.11	10.90	9,269	0.73		0.69		2.80		32
Y	12.34	0.36	0.95	1.31	(0.34)	(0.15)	(0.49)	13.16	10.91	14,384	0.63		0.62		2.81		32

For the Year Ended October 31, 2012
A	$11.02	$0.35	$1.18	$1.53	$(0.31)	$—	$(0.31)	$12.24	14.05%	$1,131,250	1.04%		0.83%		2.98%		30%
B	10.98	0.30	1.16	1.46	(0.24)	—	(0.24)	12.20	13.44	16,451	1.54		1.30		2.55		30
C	10.94	0.25	1.18	1.43	(0.24)	—	(0.24)	12.13	13.22	649,208	1.79		1.58		2.19		30
I	11.02	0.37	1.18	1.55	(0.33)	—	(0.33)	12.24	14.31	307,422	0.81		0.59		3.19		30
R3	11.06	0.31	1.20	1.51	(0.28)	—	(0.28)	12.29	13.84	27,888	1.41		1.11		2.64		30
R4	11.06	0.33	1.21	1.54	(0.32)	—	(0.32)	12.28	14.08	14,568	1.17		0.83		2.77		30
R5	11.06	0.38	1.18	1.56	(0.33)	—	(0.33)	12.29	14.33	164	0.76		0.56		3.29		30
Y	11.05	0.37	1.26	1.63	(0.34)	—	(0.34)	12.34	14.98	1,829	0.74		0.56		3.14		30

The accompanying notes are an integral part of these financial statements.

157

Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest ments	Total from Invest ment Operations	Dividends from Net Invest ment Income	Distri butions from Capital Gains	Total Dividends and Distri butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Invest ment Income (Loss) to Average Net Assets(4)	Port folio Turn over
The Hartford Checks and Balances Fund
For the Year Ended October 31, 2016
A	$10.81	$0.14	$0.11	$0.25	$(0.19)	$(1.02)	$(1.21)	$9.85	2.78%	$1,386,748	0.41%	0.41%	1.46%	8%
B	10.76	0.07	0.09	0.16	(0.09)	(1.02)	(1.11)	9.81	1.93	32,027	1.21	1.21	0.72	8
C	10.75	0.07	0.09	0.16	(0.11)	(1.02)	(1.13)	9.78	1.94	321,436	1.16	1.16	0.71	8
I	10.83	0.17	0.09	0.26	(0.21)	(1.02)	(1.23)	9.86	2.97	39,557	0.19	0.19	1.69	8
R3	10.78	0.10	0.10	0.20	(0.15)	(1.02)	(1.17)	9.81	2.35	14,554	0.77	0.77	1.05	8
R4	10.79	0.13	0.10	0.23	(0.18)	(1.02)	(1.20)	9.82	2.64	4,457	0.47	0.47	1.38	8
R5	10.82	0.16	0.11	0.27	(0.21)	(1.02)	(1.23)	9.86	3.04	4,893	0.16	0.16	1.69	8

For the Year Ended October 31, 2015
A	$11.89	$0.14	$0.11	$0.25	$(0.43)	$(0.90)	$(1.33)	$10.81	2.38%	$1,443,659	0.39%	0.39%	1.26%	7%
B	11.83	0.07	0.10	0.17	(0.34)	(0.90)	(1.24)	10.76	1.64	87,066	1.20	1.20	0.64	7
C	11.83	0.05	0.12	0.17	(0.35)	(0.90)	(1.25)	10.75	1.64	351,257	1.14	1.14	0.47	7
I	11.90	0.21	0.07	0.28	(0.45)	(0.90)	(1.35)	10.83	2.64	36,770	0.16	0.16	1.93	7
R3	11.86	0.08	0.13	0.21	(0.39)	(0.90)	(1.29)	10.78	2.03	13,247	0.75	0.75	0.73	7
R4	11.87	0.12	0.13	0.25	(0.43)	(0.90)	(1.33)	10.79	2.33	4,652	0.45	0.45	1.13	7
R5	11.90	0.15	0.13	0.28	(0.46)	(0.90)	(1.36)	10.82	2.65	5,150	0.14	0.14	1.37	7

For the Year Ended October 31, 2014
A	$11.75	$0.14	$1.07	$1.21	$(0.21)	$(0.86)	$(1.07)	$11.89	11.07%	$1,404,632	0.39%	0.39%	1.25%	15%
B	11.64	0.05	1.05	1.10	(0.05)	(0.86)	(0.91)	11.83	10.09	108,791	1.19	1.19	0.46	15
C	11.65	0.06	1.04	1.10	(0.06)	(0.86)	(0.92)	11.83	10.17	334,810	1.14	1.14	0.50	15
I	11.78	0.18	1.06	1.24	(0.26)	(0.86)	(1.12)	11.90	11.35	34,269	0.14	0.14	1.53	15
R3	11.69	0.10	1.06	1.16	(0.13)	(0.86)	(0.99)	11.86	10.70	10,635	0.75	0.75	0.88	15
R4	11.73	0.13	1.07	1.20	(0.20)	(0.86)	(1.06)	11.87	11.06	3,932	0.45	0.45	1.14	15
R5	11.78	0.17	1.07	1.24	(0.26)	(0.86)	(1.12)	11.90	11.34	163	0.15	0.15	1.48	15

For the Year Ended October 31, 2013
A	$9.92	$0.16	$1.88	$2.04	$(0.18)	$(0.03)	$(0.21)	$11.75	20.89%	$1,354,101	0.41%	0.41%	1.51%	12%
B	9.88	0.08	1.86	1.94	(0.15)	(0.03)	(0.18)	11.64	20.01	117,550	1.21	1.21	0.72	12
C	9.89	0.08	1.87	1.95	(0.16)	(0.03)	(0.19)	11.65	20.00	308,250	1.16	1.16	0.76	12
I	9.93	0.18	1.88	2.06	(0.18)	(0.03)	(0.21)	11.78	21.15	29,305	0.15	0.15	1.70	12
R3	9.90	0.13	1.86	1.99	(0.17)	(0.03)	(0.20)	11.69	20.43	10,875	0.75	0.75	1.19	12
R4	9.91	0.16	1.86	2.02	(0.17)	(0.03)	(0.20)	11.73	20.79	1,535	0.46	0.46	1.46	12
R5	9.93	0.19	1.87	2.06	(0.18)	(0.03)	(0.21)	11.78	21.16	144	0.15	0.15	1.74	12

For the Year Ended October 31, 2012(11)
A	$9.22	$0.20	$0.74	$0.94	$(0.20)	$(0.04)	$(0.24)	$9.92	10.43%	$1,277,312	0.41%	0.41%	2.15%	12%
B	9.19	0.13	0.72	0.85	(0.12)	(0.04)	(0.16)	9.88	9.45	114,693	1.22	1.22	1.35	12
C	9.19	0.13	0.74	0.87	(0.13)	(0.04)	(0.17)	9.89	9.63	284,190	1.16	1.16	1.41	12
I	9.23	0.23	0.74	0.97	(0.23)	(0.04)	(0.27)	9.93	10.70	21,254	0.16	0.16	2.38	12
R3	9.20	0.17	0.74	0.91	(0.17)	(0.04)	(0.21)	9.90	10.08	10,764	0.76	0.76	1.71	12
R4	9.22	0.20	0.73	0.93	(0.20)	(0.04)	(0.24)	9.91	10.29	1,375	0.47	0.47	1.92	12
R5	9.23	0.23	0.74	0.97	(0.23)	(0.04)	(0.27)	9.93	10.70	119	0.16	0.16	2.37	12

The accompanying notes are an integral part of these financial statements.

158

Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest ments	Total from Invest ment Operations	Dividends from Net Invest ment Income	Distri butions from Capital Gains	Total Dividends and Distri butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Invest ment Income (Loss) to Average Net Assets(4)	Port folio Turn over
The Hartford Conservative Allocation Fund
For the Year Ended October 31, 2016
A	$9.85	$0.09	$0.02	$0.11	$(0.03)	$(0.12)	$(0.15)	$9.81	1.26%	$95,802	0.60%	0.54%	0.90%	80%
B	9.73	0.02	0.02	0.04	(0.02)	(0.12)	(0.14)	9.63	0.44	1,416	1.49	1.29	0.16	80
C	9.73	0.01	0.01	0.02	(0.01)	(0.12)	(0.13)	9.62	0.34	31,115	1.34	1.29	0.15	80
I	9.86	0.11	0.02	0.13	(0.04)	(0.12)	(0.16)	9.83	1.45	1,087	0.32	0.27	1.18	80
R3	9.85	0.06	0.03	0.09	(0.03)	(0.12)	(0.15)	9.79	0.99	8,561	0.94	0.79	0.64	80
R4	9.86	0.09	0.03	0.12	(0.04)	(0.12)	(0.16)	9.82	1.28	2,340	0.64	0.49	0.94	80
R5	9.88	0.12	0.02	0.14	(0.04)	(0.12)	(0.16)	9.86	1.56	2,231	0.34	0.19	1.25	80

For the Year Ended October 31, 2015
A	$10.78	$0.10	$(0.42)	$(0.32)	$(0.15)	$(0.46)	$(0.61)	$9.85	(3.01)%	$108,907	0.60%	0.60%	0.98%	15%
B	10.72	0.04	(0.44)	(0.40)	(0.13)	(0.46)	(0.59)	9.73	(3.83)	3,371	1.47	1.41	0.41	15
C	10.71	0.02	(0.41)	(0.39)	(0.13)	(0.46)	(0.59)	9.73	(3.70)	37,732	1.34	1.34	0.22	15
I	10.77	0.16	(0.45)	(0.29)	(0.16)	(0.46)	(0.62)	9.86	(2.74)	1,064	0.31	0.31	1.53	15
R3	10.81	0.07	(0.43)	(0.36)	(0.14)	(0.46)	(0.60)	9.85	(3.36)	8,256	0.94	0.91	0.72	15
R4	10.79	0.10	(0.42)	(0.32)	(0.15)	(0.46)	(0.61)	9.86	(3.02)	2,461	0.65	0.61	0.94	15
R5	10.79	0.14	(0.43)	(0.29)	(0.16)	(0.46)	(0.62)	9.88	(2.73)	2,504	0.34	0.31	1.37	15

For the Year Ended October 31, 2014
A	$11.05	$0.07	$0.09	$0.16	$(0.09)	$(0.34)	$(0.43)	$10.78	1.50%	$134,286	0.59%	0.59%	0.64%	27%
B	10.99	(0.01)	0.08	0.07	—	(0.34)	(0.34)	10.72	0.71	6,872	1.43	1.40	(0.13)	27
C	10.98	(0.01)	0.08	0.07	—	(0.34)	(0.34)	10.71	0.71	46,745	1.34	1.34	(0.09)	27
I	11.06	0.10	0.08	0.18	(0.13)	(0.34)	(0.47)	10.77	1.76	1,829	0.32	0.32	0.91	27
R3	11.06	0.03	0.09	0.12	(0.03)	(0.34)	(0.37)	10.81	1.17	10,141	0.94	0.90	0.31	27
R4	11.04	0.07	0.08	0.15	(0.06)	(0.34)	(0.40)	10.79	1.45	4,806	0.64	0.60	0.65	27
R5	11.08	0.10	0.08	0.18	(0.13)	(0.34)	(0.47)	10.79	1.74	3,585	0.34	0.30	0.92	27

For the Year Ended October 31, 2013
A	$11.35	$0.10	$0.15	$0.25	$(0.32)	$(0.23)	$(0.55)	$11.05	2.26%	$147,617	0.58%	0.58%	0.93%	22%
B	11.33	0.03	0.13	0.16	(0.27)	(0.23)	(0.50)	10.99	1.42	11,240	1.40	1.40	0.27	22
C	11.32	0.02	0.15	0.17	(0.28)	(0.23)	(0.51)	10.98	1.51	53,554	1.32	1.32	0.17	22
I	11.34	0.12	0.16	0.28	(0.33)	(0.23)	(0.56)	11.06	2.60	1,397	0.30	0.30	1.13	22
R3	11.37	0.05	0.17	0.22	(0.30)	(0.23)	(0.53)	11.06	1.99	10,496	0.93	0.93	0.48	22
R4	11.33	0.12	0.13	0.25	(0.31)	(0.23)	(0.54)	11.04	2.29	7,620	0.62	0.62	1.08	22
R5	11.36	0.15	0.13	0.28	(0.33)	(0.23)	(0.56)	11.08	2.57	3,378	0.32	0.32	1.35	22

For the Year Ended October 31, 2012(11)
A	$10.71	$0.12	$0.68	$0.80	$(0.16)	$—	$(0.16)	$11.35	7.55%	$166,842	0.58%	0.58%	1.13%	83%
B	10.71	0.03	0.68	0.71	(0.09)	—	(0.09)	11.33	6.69	17,538	1.39	1.39	0.38	83
C	10.70	0.04	0.68	0.72	(0.10)	—	(0.10)	11.32	6.78	59,053	1.33	1.33	0.37	83
I	10.69	0.16	0.67	0.83	(0.18)	—	(0.18)	11.34	7.89	1,481	0.30	0.30	1.39	83
R3	10.74	0.08	0.68	0.76	(0.13)	—	(0.13)	11.37	7.18	9,608	0.93	0.93	0.62	83
R4	10.69	0.11	0.69	0.80	(0.16)	—	(0.16)	11.33	7.55	14,196	0.63	0.63	1.00	83
R5	10.71	0.15	0.68	0.83	(0.18)	—	(0.18)	11.36	7.86	4,192	0.33	0.33	1.43	83

The accompanying notes are an integral part of these financial statements.

159

Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest ments	Total from Invest ment Operations	Dividends from Net Invest ment Income	Distri butions from Capital Gains	Total Dividends and Distri butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Invest ment Income (Loss) to Average Net Assets(4)	Port folio Turn over
The Hartford Global All-Asset Fund (consolidated)
For the Year Ended October 31, 2016
A	$10.95	$0.12	$0.15	$0.27	$—	$(0.71)	$(0.71)	$10.51	2.85%	$120,010	1.47%	1.27	%(14)	1.18%	95%
C	10.85	0.04	0.15	0.19	—	(0.71)	(0.71)	10.33	2.09	71,094	2.19	2.02	(14)	0.43	95
I	10.98	0.15	0.15	0.30	—	(0.71)	(0.71)	10.57	3.12	47,856	1.17	1.02	(14)	1.43	95
R3	10.97	0.09	0.15	0.24	—	(0.71)	(0.71)	10.50	2.55	1,879	1.79	1.52	(14)	0.93	95
R4	11.08	0.13	0.15	0.28	—	(0.71)	(0.71)	10.65	2.91	1,103	1.49	1.22	(14)	1.28	95
R5	10.98	0.09	0.15	0.24	—	(0.71)	(0.71)	10.51	2.64	11	1.17	0.97	(14)	0.86	95
Y	10.99	0.16	0.15	0.31	—	(0.71)	(0.71)	10.59	3.22	89,901	1.07	0.92	(14)	1.61	95

For the Year Ended October 31, 2015
A	$12.68	$0.08	$(0.08)	$—	$(0.31)	$(1.42)	$(1.73)	$10.95	0.33%	$162,691	1.46%	1.25%		0.68%	63%
C	12.56	—	(0.07)	(0.07)	(0.22)	(1.42)	(1.64)	10.85	(0.31)	99,973	2.18	2.00		(0.02)	63
I	12.72	0.10	(0.07)	0.03	(0.35)	(1.42)	(1.77)	10.98	0.58	70,837	1.15	1.00		0.88	63
R3	12.67	0.05	(0.07)	(0.02)	(0.26)	(1.42)	(1.68)	10.97	0.16	2,385	1.78	1.50		0.43	63
R4	12.80	0.10	(0.08)	0.02	(0.32)	(1.42)	(1.74)	11.08	0.51	1,381	1.49	1.20		0.85	63
R5	12.72	0.13	(0.10)	0.03	(0.35)	(1.42)	(1.77)	10.98	0.61	624	1.16	0.95		1.12	63
Y	12.72	0.13	(0.08)	0.05	(0.36)	(1.42)	(1.78)	10.99	0.76	29,736	1.07	0.90		1.12	63

For the Year Ended October 31, 2014
A	$12.34	$0.11	$0.40	$0.51	$(0.13)	$(0.04)	$(0.17)	$12.68	4.18%	$206,595	1.40%	1.25%		0.85%	75%
C	12.23	0.01	0.39	0.40	(0.03)	(0.04)	(0.07)	12.56	3.30	130,260	2.13	2.00		0.10	75
I	12.38	0.14	0.40	0.54	(0.16)	(0.04)	(0.20)	12.72	4.43	117,499	1.10	0.98		1.11	75
R3	12.34	0.08	0.39	0.47	(0.10)	(0.04)	(0.14)	12.67	3.86	3,340	1.73	1.50		0.61	75
R4	12.47	0.11	0.41	0.52	(0.15)	(0.04)	(0.19)	12.80	4.18	1,363	1.44	1.20		0.90	75
R5	12.38	0.14	0.41	0.55	(0.17)	(0.04)	(0.21)	12.72	4.49	2,730	1.12	0.95		1.14	75
Y	12.38	0.15	0.41	0.56	(0.18)	(0.04)	(0.22)	12.72	4.54	31,145	1.02	0.90		1.18	75

For the Year Ended October 31, 2013
A	$11.30	$0.08	$1.25	$1.33	$(0.29)	$—	$(0.29)	$12.34	12.02%	$264,437	1.37%	1.22%		0.72%	47%
C	11.18	—	1.24	1.24	(0.19)	—	(0.19)	12.23	11.26	150,191	2.11	1.97		(0.03)	47
I	11.33	0.12	1.25	1.37	(0.32)	—	(0.32)	12.38	12.37	134,853	1.08	0.96		0.99	47
R3	11.29	0.05	1.26	1.31	(0.26)	—	(0.26)	12.34	11.78	3,504	1.70	1.47		0.45	47
R4	11.39	0.07	1.29	1.36	(0.28)	—	(0.28)	12.47	12.16	1,906	1.42	1.18		0.57	47
R5	11.34	0.12	1.25	1.37	(0.33)	—	(0.33)	12.38	12.30	2,615	1.09	0.93		0.99	47
Y	11.34	0.12	1.25	1.37	(0.33)	—	(0.33)	12.38	12.36	48,035	0.99	0.88		1.04	47

For the Year Ended October 31, 2012
A	$10.63	$0.06	$0.67	$0.73	$(0.06)	$—	$(0.06)	$11.30	6.97%	$293,773	1.38%	1.09%		0.58%	94%
C	10.53	(0.02)	0.67	0.65	—	—	—	11.18	6.17	169,673	2.12	1.84		(0.16)	94
I	10.66	0.09	0.68	0.77	(0.10)	—	(0.10)	11.33	7.28	180,463	1.09	0.83		0.84	94
R3	10.61	0.04	0.67	0.71	(0.03)	—	(0.03)	11.29	6.75	3,961	1.74	1.36		0.33	94
R4	10.64	0.07	0.68	0.75	—	—	—	11.39	7.05	1,378	1.45	1.06		0.62	94
R5	10.67	0.09	0.68	0.77	(0.10)	—	(0.10)	11.34	7.31	2,485	1.11	0.83		0.85	94
Y	10.67	0.10	0.68	0.78	(0.11)	—	(0.11)	11.34	7.38	84,780	1.01	0.77		0.91	94

The accompanying notes are an integral part of these financial statements.

160

Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest ments	Total from Invest ment Operations	Dividends from Net Invest ment Income	Distri butions from Capital Gains	Total Dividends and Distri butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Invest ment Income (Loss) to Average Net Assets(4)	Port folio Turn over
The Hartford Growth Allocation Fund
For the Year Ended October 31, 2016
A	$11.25	$0.04	$(0.21)	$(0.17)	$(0.16)	$(0.57)	$(0.73)	$10.35	(1.38)%	$507,111	0.57%	0.57%	0.37%	98%
B	11.10	(0.04)	(0.22)	(0.26)	(0.02)	(0.57)	(0.59)	10.25	(2.31)	7,399	1.51	1.47	(0.41)	98
C	11.06	(0.04)	(0.20)	(0.24)	(0.08)	(0.57)	(0.65)	10.17	(2.12)	154,929	1.30	1.30	(0.36)	98
I	11.21	0.06	(0.19)	(0.13)	(0.20)	(0.57)	(0.77)	10.31	(1.02)	7,490	0.26	0.26	0.63	98
R3	10.98	—	(0.20)	(0.20)	(0.12)	(0.57)	(0.69)	10.09	(1.68)	12,110	0.88	0.88	0.05	98
R4	11.19	0.04	(0.21)	(0.17)	(0.16)	(0.57)	(0.73)	10.29	(1.40)	11,769	0.58	0.58	0.36	98
R5	11.27	0.07	(0.21)	(0.14)	(0.19)	(0.57)	(0.76)	10.37	(1.06)	5,037	0.28	0.28	0.67	98

For the Year Ended October 31, 2015
A	$15.10	$0.14	$(0.41)	$(0.27)	$(0.34)	$(3.24)	$(3.58)	$11.25	(1.57)%	$582,205	0.57%	0.55%	1.19%	14%
B	14.91	0.11	(0.48)	(0.37)	(0.20)	(3.24)	(3.44)	11.10	(2.45)	21,236	1.47	1.39	0.89	14
C	14.90	0.06	(0.41)	(0.35)	(0.25)	(3.24)	(3.49)	11.06	(2.26)	183,173	1.30	1.29	0.55	14
I	15.06	0.39	(0.62)	(0.23)	(0.38)	(3.24)	(3.62)	11.21	(1.23)	8,310	0.25	0.23	3.33	14
R3	14.83	0.13	(0.43)	(0.30)	(0.31)	(3.24)	(3.55)	10.98	(1.91)	14,233	0.89	0.84	1.08	14
R4	15.04	0.14	(0.41)	(0.27)	(0.34)	(3.24)	(3.58)	11.19	(1.60)	14,014	0.59	0.54	1.18	14
R5	15.13	0.17	(0.41)	(0.24)	(0.38)	(3.24)	(3.62)	11.27	(1.35)	5,681	0.29	0.24	1.43	14

For the Year Ended October 31, 2014
A	$14.27	$0.10	$0.81	$0.91	$(0.08)	$—	$(0.08)	$15.10	6.40%	$628,969	0.57%	0.56%	0.66%	103%
B	14.13	(0.01)	0.79	0.78	—	—	—	14.91	5.52	40,575	1.42	1.42	(0.07)	103
C	14.11	(0.01)	0.80	0.79	—	—	—	14.90	5.60	209,438	1.30	1.29	(0.06)	103
I	14.23	0.14	0.82	0.96	(0.13)	—	(0.13)	15.06	6.74	6,553	0.25	0.24	0.92	103
R3	14.02	0.05	0.80	0.85	(0.04)	—	(0.04)	14.83	6.09	19,608	0.87	0.87	0.36	103
R4	14.22	0.10	0.81	0.91	(0.09)	—	(0.09)	15.04	6.39	16,704	0.57	0.57	0.67	103
R5	14.29	0.14	0.82	0.96	(0.12)	—	(0.12)	15.13	6.75	6,485	0.27	0.27	0.96	103

For the Year Ended October 31, 2013
A	$12.21	$0.13	$2.26	$2.39	$(0.33)	$—	$(0.33)	$14.27	20.02%	$610,007	0.59%	0.59%	0.97%	20%
B	12.09	0.04	2.22	2.26	(0.22)	—	(0.22)	14.13	19.00	64,592	1.42	1.42	0.35	20
C	12.08	0.04	2.24	2.28	(0.25)	—	(0.25)	14.11	19.17	212,687	1.32	1.32	0.28	20
I	12.17	0.15	2.28	2.43	(0.37)	—	(0.37)	14.23	20.46	4,648	0.27	0.27	1.18	20
R3	12.01	0.09	2.23	2.32	(0.31)	—	(0.31)	14.02	19.71	19,453	0.88	0.88	0.71	20
R4	12.15	0.14	2.25	2.39	(0.32)	—	(0.32)	14.22	20.11	17,221	0.58	0.58	1.07	20
R5	12.22	0.19	2.25	2.44	(0.37)	—	(0.37)	14.29	20.44	6,569	0.28	0.28	1.48	20

For the Year Ended October 31, 2012
A	$11.24	$0.07	$1.01	$1.08	$(0.11)	$—	$(0.11)	$12.21	9.75%	$520,278	0.61%	0.61%	0.58%	95	%(15)
B	11.11	(0.02)	1.01	0.99	(0.01)	—	(0.01)	12.09	8.93	89,586	1.41	1.41	(0.20)	95	(15)
C	11.11	(0.02)	1.01	0.99	(0.02)	—	(0.02)	12.08	8.97	196,748	1.34	1.34	(0.15)	95	(15)
I	11.21	0.11	1.00	1.11	(0.15)	—	(0.15)	12.17	10.08	3,268	0.29	0.29	0.91	95	(15)
R3	11.07	0.02	1.01	1.03	(0.09)	—	(0.09)	12.01	9.43	17,513	0.89	0.89	0.21	95	(15)
R4	11.18	0.07	1.02	1.09	(0.12)	—	(0.12)	12.15	9.83	17,299	0.59	0.59	0.60	95	(15)
R5	11.25	0.10	1.02	1.12	(0.15)	—	(0.15)	12.22	10.11	7,954	0.29	0.29	0.82	95	(15)

The accompanying notes are an integral part of these financial statements.

161

Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest ments	Total from Invest ment Operations	Dividends from Net Invest ment Income	Distri butions from Capital Gains	Total Dividends and Distri butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Invest ment Income (Loss) to Average Net Assets(4)	Port folio Turn over
Hartford Moderate Allocation Fund
For the Year Ended October 31, 2016
A	$11.69	$0.06	$(0.07)	$(0.01)	$(0.05)	$(0.73)	$(0.78)	$10.90	0.14%	$354,058	0.55%	0.55%	0.57%	81%
B	11.53	(0.03)	(0.08)	(0.11)	(0.03)	(0.73)	(0.76)	10.66	(0.83)	4,395	1.47	1.46	(0.26)	81
C	11.52	(0.02)	(0.08)	(0.10)	(0.03)	(0.73)	(0.76)	10.66	(0.70)	110,316	1.28	1.28	(0.16)	81
I	11.72	0.10	(0.08)	0.02	(0.06)	(0.73)	(0.79)	10.95	0.41	8,123	0.25	0.25	0.90	81
R3	11.55	0.02	(0.07)	(0.05)	(0.04)	(0.73)	(0.77)	10.73	(0.22)	22,354	0.88	0.88	0.21	81
R4	11.69	0.06	(0.08)	(0.02)	(0.05)	(0.73)	(0.78)	10.89	0.03	7,884	0.58	0.58	0.52	81
R5	11.72	0.09	(0.07)	0.02	(0.06)	(0.73)	(0.79)	10.95	0.38	6,584	0.28	0.28	0.81	81

For the Year Ended October 31, 2015
A	$13.16	$0.11	$(0.36)	$(0.25)	$(0.23)	$(0.99)	$(1.22)	$11.69	(1.88)%	$412,907	0.55%	0.55%	0.88%	16%
B	13.06	0.05	(0.38)	(0.33)	(0.21)	(0.99)	(1.20)	11.53	(2.64)	12,812	1.43	1.40	0.39	16
C	13.05	0.03	(0.36)	(0.33)	(0.21)	(0.99)	(1.20)	11.52	(2.59)	135,008	1.29	1.29	0.23	16
I	13.16	0.17	(0.38)	(0.21)	(0.24)	(0.99)	(1.23)	11.72	(1.56)	9,269	0.24	0.24	1.42	16
R3	13.04	0.11	(0.39)	(0.28)	(0.22)	(0.99)	(1.21)	11.55	(2.17)	24,956	0.89	0.89	0.91	16
R4	13.16	0.10	(0.35)	(0.25)	(0.23)	(0.99)	(1.22)	11.69	(1.91)	9,198	0.59	0.59	0.86	16
R5	13.17	0.13	(0.35)	(0.22)	(0.24)	(0.99)	(1.23)	11.72	(1.65)	8,166	0.29	0.29	1.09	16

For the Year Ended October 31, 2014
A	$12.86	$0.09	$0.36	$0.45	$(0.13)	$(0.02)	$(0.15)	$13.16	3.54%	$462,724	0.55%	0.55%	0.69%	28%
B	12.75	(0.01)	0.34	0.33	—	(0.02)	(0.02)	13.06	2.62	25,234	1.39	1.39	(0.06)	28
C	12.74	(0.01)	0.37	0.36	(0.03)	(0.02)	(0.05)	13.05	2.79	164,473	1.28	1.28	(0.04)	28
I	12.88	0.13	0.37	0.50	(0.20)	(0.02)	(0.22)	13.16	3.87	11,868	0.24	0.24	0.95	28
R3	12.74	0.04	0.35	0.39	(0.07)	(0.02)	(0.09)	13.04	3.11	38,607	0.88	0.88	0.34	28
R4	12.86	0.08	0.36	0.44	(0.12)	(0.02)	(0.14)	13.16	3.44	22,195	0.58	0.58	0.64	28
R5	12.89	0.13	0.36	0.49	(0.19)	(0.02)	(0.21)	13.17	3.79	9,133	0.28	0.28	0.97	28

For the Year Ended October 31, 2013
A	$12.00	$0.12	$1.07	$1.19	$(0.33)	$—	$(0.33)	$12.86	10.13%	$484,156	0.55%	0.55%	1.01%	21%
B	11.93	0.05	1.04	1.09	(0.27)	—	(0.27)	12.75	9.31	42,407	1.37	1.37	0.38	21
C	11.93	0.03	1.06	1.09	(0.28)	—	(0.28)	12.74	9.34	174,647	1.28	1.28	0.27	21
I	11.99	0.14	1.10	1.24	(0.35)	—	(0.35)	12.88	10.53	9,649	0.24	0.24	1.18	21
R3	11.90	0.08	1.07	1.15	(0.31)	—	(0.31)	12.74	9.87	41,503	0.88	0.88	0.65	21
R4	11.99	0.17	1.02	1.19	(0.32)	—	(0.32)	12.86	10.18	22,776	0.58	0.58	1.36	21
R5	12.00	0.17	1.07	1.24	(0.35)	—	(0.35)	12.89	10.53	10,161	0.28	0.28	1.37	21

For the Year Ended October 31, 2012(11)
A	$11.21	$0.11	$0.82	$0.93	$(0.14)	$—	$(0.14)	$12.00	8.41%	$473,562	0.55%	0.55%	0.99%	79%
B	11.19	0.01	0.81	0.82	(0.08)	—	(0.08)	11.93	7.42	64,262	1.35	1.35	0.22	79
C	11.18	0.02	0.82	0.84	(0.09)	—	(0.09)	11.93	7.54	171,252	1.29	1.29	0.23	79
I	11.21	0.14	0.81	0.95	(0.17)	—	(0.17)	11.99	8.57	8,563	0.27	0.27	1.11	79
R3	11.14	0.07	0.81	0.88	(0.12)	—	(0.12)	11.90	7.94	38,637	0.89	0.89	0.57	79
R4	11.21	0.11	0.81	0.92	(0.14)	—	(0.14)	11.99	8.31	35,982	0.58	0.58	0.93	79
R5	11.21	0.14	0.82	0.96	(0.17)	—	(0.17)	12.00	8.63	11,846	0.28	0.28	1.25	79

The accompanying notes are an integral part of these financial statements.

162

Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
Hartford Multi-Asset Income Fund
For the Year Ended October 31, 2016
A	$9.14	$0.43	$(0.06)	$0.37	$(0.38)	$—	$(0.09)	$(0.47)	$9.04	4.31%		$13,352	1.37%		1.13	%(16)	4.88%		80%
C	9.14	0.36	(0.06)	0.30	(0.32)	—	(0.08)	(0.40)	9.04	3.49		4,659	2.07		1.88	(16)	4.06		80
I	9.14	0.44	(0.05)	0.39	(0.40)	—	(0.09)	(0.49)	9.04	4.46		12,530	1.10		0.87	(16)	4.91		80
R3	9.14	0.40	(0.06)	0.34	(0.36)	—	(0.08)	(0.44)	9.04	3.87		2,018	1.72		1.43	(16)	4.51		80
R4	9.14	0.43	(0.04)	0.37	(0.38)	—	(0.09)	(0.47)	9.04	4.19		2,028	1.42		1.13	(16)	4.81		80
R5	9.14	0.44	(0.05)	0.39	(0.40)	—	(0.09)	(0.49)	9.04	4.40		2,038	1.12		0.94	(16)	5.00		80
Y	9.15	0.45	(0.06)	0.39	(0.41)	—	(0.09)	(0.50)	9.04	4.55		35,383	1.02		0.84	(16)	5.06		80

For the Year Ended October 31, 2015
A	$9.95	$0.38	$(0.72)	$(0.34)	$(0.43)	$—	$(0.04)	$(0.47)	$9.14	(3.55)%		$12,061	1.22%		1.12%		3.98%		86%
C	9.94	0.31	(0.72)	(0.41)	(0.36)	—	(0.03)	(0.39)	9.14	(4.18)		4,426	1.94		1.87		3.27		86
I	9.95	0.41	(0.73)	(0.32)	(0.45)	—	(0.04)	(0.49)	9.14	(3.18)		2,891	0.92		0.85		4.33		86
R3	9.95	0.36	(0.73)	(0.37)	(0.40)	—	(0.04)	(0.44)	9.14	(3.75)		1,936	1.60		1.42		3.73		86
R4	9.95	0.39	(0.73)	(0.34)	(0.43)	—	(0.04)	(0.47)	9.14	(3.45)		1,945	1.30		1.12		4.03		86
R5	9.95	0.40	(0.73)	(0.33)	(0.44)	—	(0.04)	(0.48)	9.14	(3.27)		1,950	1.00		0.93		4.22		86
Y	9.95	0.41	(0.72)	(0.31)	(0.45)	—	(0.04)	(0.49)	9.15	(3.17)		108,112	0.90		0.83		4.26		86

For the Period Ended October 31, 2014
A(17)	$10.00	$0.18	$(0.10)	$0.08	$(0.13)	$—	$—	$(0.13)	$9.95	0.80	%(9)	$10,514	1.17	%(10)	1.12	%(10)	3.37	%(10)	26	%(9)
C(17)	10.00	0.14	(0.10)	0.04	(0.10)	—	—	(0.10)	9.94	0.37	(9)	4,350	1.93	(10)	1.87	(10)	2.68	(10)	26	(9)
I(17)	10.00	0.18	(0.09)	0.09	(0.14)	—	—	(0.14)	9.95	0.92	(9)	2,238	0.93	(10)	0.87	(10)	3.49	(10)	26	(9)
R3(17)	10.00	0.16	(0.09)	0.07	(0.12)	—	—	(0.12)	9.95	0.64	(9)	2,012	1.62	(10)	1.42	(10)	2.93	(10)	26	(9)
R4(17)	10.00	0.17	(0.09)	0.08	(0.13)	—	—	(0.13)	9.95	0.78	(9)	2,016	1.32	(10)	1.12	(10)	3.23	(10)	26	(9)
R5(17)	10.00	0.18	(0.09)	0.09	(0.14)	—	—	(0.14)	9.95	0.88	(9)	2,017	1.02	(10)	0.93	(10)	3.42	(10)	26	(9)
Y(17)	10.00	0.20	(0.10)	0.10	(0.15)	—	—	(0.15)	9.95	0.93	(9)	118,437	0.88	(10)	0.83	(10)	3.74	(10)	26	(9)

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.
(5)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
(6)	Excluding the expenses not subject to cap, the ratios would have been 1.14%, 2.04%, 1.84%, 0.84%, 1.40%, 1.10%, 0.80% and 0.74% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(7)	Per share amount is less than $0.005.
(8)	Commenced operations on March 31, 2015.
(9)	Not annualized.
(10)	Annualized.
(11)	Net investment income (loss) per share amounts have been calculated using the Securities and Exchange Commission method.
(12)	Excluding the expenses not subject to cap, the ratios would have been 0.95%, 0.99%, 1.68%, 0.69%, 1.24%, 0.94%, 0.69%, 0.61% and 0.61% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(13)	Commenced operations on November 7, 2014.
(14)	Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 1.00%, 1.50%, 1.20%, 0.95% and 0.90% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(15)	During the year ended October 31, 2012, the Fund incurred $36.1 million in sales of securities held associated with the transition of assets from The Hartford Equity Growth Allocation Fund, which merged into the Growth Allocation Fund on May 25, 2012. These sales are excluded from the portfolio turnover calculation.
(16)	Excluding the expenses not subject to cap, the ratios would have been 1.12%, 1.87%, 0.87%, 1.42%, 1.12%, 0.93% and 0.83% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(17)	Commenced operations on April 30, 2014.

The accompanying notes are an integral part of these financial statements.

163

Multi-Strategy Funds

Notes to Financial Statements

October 31, 2016

1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end registered management investment company comprised of forty-three series, as of October 31, 2016. Financial statements for the series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Balanced Fund (the “Balanced Fund”)

The Hartford Balanced Income Fund (the “Balanced Income Fund”)

The Hartford Checks and Balances Fund (the “Checks and Balances Fund”)

The Hartford Conservative Allocation Fund (the “Conservative Allocation Fund”)

The Hartford Global All-Asset Fund (the “Global All-Asset Fund”)

The Hartford Growth Allocation Fund (the “Growth Allocation Fund”)

Hartford Moderate Allocation Fund (the “Moderate Allocation Fund”)

Hartford Multi-Asset Income Fund (the “Multi-Asset Income Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund offers Class A, Class C, Class I, Class R3, Class R4 and Class R5 shares. Balanced Income Fund offers Class R6 shares. In addition, each Fund, except Multi-Asset Income Fund and Global All-Asset Fund, offers Class B shares. Also, each Fund, except Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund, offers Class Y shares. Each Fund’s Class A shares are sold with a front-end sales charge of up to 5.50%, except Multi-Asset Income Fund for which Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from 5.00% to zero, depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4, R5 and R6 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

Each of Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund, as a “fund of funds,” invests the majority of its assets in Class Y shares of other Hartford Funds (“Affiliated Investment Companies”) and may also invest in one or more unaffiliated money market funds (together with the Affiliated Investment Companies, the “Underlying Funds”), certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Checks and Balances Fund, as a “fund of funds”, invests in Class Y shares of the following Affiliated Investment Companies: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund and The Hartford Total Return Bond Fund (each an “Underlying Fund”).

No new or additional investments are allowed in Class B shares (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the prospectus. Reinstatement privileges with respect to Class B shares are set forth in the prospectus. For investors electing to reinvest gains and dividends, any such gains or dividends on Class B shares will continue to be reinvested in Class B shares of the applicable Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

164

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2016

2.	Significant Accounting Policies:

The significant accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at www.sec.gov.The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the Company. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available.

In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as

165

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2016

of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of options privately negotiated in the OTC market (“OTC options”) and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund as determined as of the NYSE Close on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee, which is chaired by the Company’s Treasurer, is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of

166

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2016

Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of the Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

Following is quantitative information about Level 3 fair value measurements:

Multi-Asset Income Fund

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at October 31, 2016
Equity Linked Note
Broker Quote	Offered Quote	$14.54 to $172.17	$5,525,915

Total			$5,525,915

*	The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statements of Operations, as applicable. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. The amount of foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

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Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of Balanced Fund, Balanced Income Fund and Checks and Balances Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year. The policy of Conservative Allocation Fund, Global All-Asset Fund, Growth Allocation Fund and Moderate Allocation Fund is to pay dividends from net investment income and realized gains, if any; at least once a year. Normally, dividends from net investment income of Multi-Asset Income Fund are declared and paid monthly and dividends from realized gains, if any, are paid at least once a year.

Long-term capital gains distributions received from Underlying Funds, if applicable, are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions from a Fund will be automatically reinvested in additional full or fractional shares of the Fund.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

h)	Basis for Consolidation – The Global All-Asset Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Global All-Asset Fund (the “Subsidiary”). The Subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Global All-Asset Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to enter into certain investments (primarily commodities) for the Global All-Asset Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

3.	Securities and Other Investments:

a)	Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of October 31, 2016.

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b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2016.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

c)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of October 31, 2016.

d)	Inflation Indexed Bonds – A Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation indexed bonds as of October 31, 2016.

e)

Mortgage Related and Other Asset Backed Securities – A Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely

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payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage related and other asset backed securities as of October 31, 2016.

f)	Equity Linked Securities – Certain Funds may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity. See each Fund’s Schedule of Investments, if applicable, for equity linked securities as of October 31, 2016.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the fiscal year ended October 31, 2016, Balanced Income Fund, Global All-Asset Fund and Multi-Asset Income Fund had engaged in Foreign Currency Contracts.

b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the fiscal year ended October 31, 2016, Balanced Fund, Balanced Income Fund and Global All-Asset Fund had engaged in Futures Contracts.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either OTC options or executed in a registered exchange (“exchange traded options”). A Fund

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may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and for written put options, a value equal to the exercise price. A Fund may trade in options to manage risk for investment purposes. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

During the fiscal year ended October 31, 2016, Global All-Asset Fund and Multi-Asset Income Fund had engaged in Options Contracts.

Transactions involving written option contracts during the year ended October 31, 2016, are summarized below:

Global All-Asset Fund (consolidated)

Options Activity During the Year Ended October 31, 2016

Call Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	—	$—
Written	3,500	208,076
Expired	(352)	(8,734)
Closed	(3,103)	(185,169)
Exercised	—	—

End of Period	45	$14,173

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	4,530	$46,999
Written	39,142,781	907,652
Expired	(56)	(13,157)
Closed	(39,144,820)	(783,763)
Exercised	—	—

End of Period	2,435	$157,731

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October 31, 2016

Multi-Asset Income Fund

Options Activity During the Year Ended October 31, 2016

Call Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	4,135,000	$60,732
Written	29,236,724	373,796
Expired	(12,415,000)	(140,254)
Closed	—	—
Exercised	(20,935,000)	(288,320)

End of Period	21,724	$5,954

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	4,135,000	$48,021
Written	32,259,869	503,145
Expired	(21,419,034)	(266,973)
Closed	(2,539,111)	(152,119)
Exercised	(12,415,000)	(103,651)

End of Period	21,724	$28,423

d)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well

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as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

During the fiscal year ended October 31, 2016, Balanced Income Fund, Global All-Asset Fund and Multi-Asset Income Fund had engaged in Credit Default Swap Contracts.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

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During the fiscal year ended October 31, 2016, Global All-Asset Fund and Multi-Asset Income Fund had engaged in Interest Rate Swap Contracts.

Total Return Swap Contracts – Certain Funds may invest in total return swap contracts in pursuit of the Funds investment objective or for hedging purposes. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying reference assets. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying reference assets and based on a fixed or variable interest rate. One party receives payments based on the price appreciation or depreciation of the underlying reference asset, in exchange for paying to or receiving from the counterparty seller an agreed-upon interest rate. A variable interest rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which is defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. If the Fund is a payer in a total return swap, it may be subject to unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

During the fiscal year ended October 31, 2016, Balanced Income Fund, Global All-Asset Fund and Multi-Asset Income Fund had engaged in Total Return Swap Contracts.

Cross Currency Swaps – Certain Funds may enter into cross currency swap agreements to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a cross currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

During the fiscal year ended October 31, 2016, Multi-Asset Income Fund had engaged in Cross Currency Swaps.

f)	Additional Derivative Instrument Information:

Balanced Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$—	$—	$—	$—

Total	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Unrealized depreciation on futures contracts(1)	$227,661	$—	$—	$—	$—	$—	$227,661

Total	$227,661	$—	$—	$—	$—	$—	$227,661

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October 31, 2016

Balanced Fund (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$483,993	$—	$—	$—	$—	$—	$483,993

Total	$483,993	$—	$—	$—	$—	$—	$483,993

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(220,954)	$—	$—	$—	$—	$—	$(220,954)

Total	$(220,954)	$—	$—	$—	$—	$—	$(220,954)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	49

Balanced Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$9,341,482	$—	$—	$—	$—	$—	$9,341,482
Unrealized appreciation on foreign currency contracts	—	1,289,488	—	—	—	—	1,289,488
Unrealized appreciation on swap contracts(2)	—	—	890,314	—	—	—	890,314

Total	$9,341,482	$1,289,488	$890,314	$—	$—	$—	$11,521,284

Liabilities:
Unrealized depreciation on futures contracts(1)	$5,043,021	$—	$—	$—	$—	$—	$5,043,021
Unrealized depreciation on foreign currency contracts	—	141,489	—	—	—	—	141,489
Unrealized depreciation on swap contracts(2)	—	—	84,157	—	—	—	84,157

Total	$5,043,021	$141,489	$84,157	$—	$—	$—	$5,268,667

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$—	$—	$—	$—	$—	$—	$—
Net realized gain (loss) on futures contracts	(14,769,760)	—	—	—	—	—	(14,769,760)
Net realized gain (loss) on written options contracts	—	—	—	—	—	—	—
Net realized gain (loss) on swap contracts	(15,443)	—	(64,499)	—	—	—	(79,942)
Net realized gain (loss) on foreign currency contracts	—	1,469,850	—	—	—	—	1,469,850

Total	$(14,785,203)	$1,469,850	$(64,499)	$—	$—	$—	$(13,379,852)

175

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2016

Balanced Income Fund (continued)

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$—	$—	$—	$—	$—	$—	$—
Net change in unrealized appreciation (depreciation) of futures contracts	5,407,765	—	—	—	—	—	5,407,765
Net change in unrealized appreciation (depreciation) of written options contracts	—	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of swap contracts	—	—	115,850	—	—	—	115,850
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	641,503	—	—	—	—	641,503

Total	$5,407,765	$641,503	$115,850	$—	$—	$—	$6,165,118

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	6,026
Futures Contracts Short	(4,976)
Swap Contracts	$183,327,258
Foreign Currency Contracts Purchased	$6,034,848
Foreign Currency Contracts Sold	$63,203,172

Global All-Asset Fund (consolidated)

Fair Value of Derivative Instruments on the (consolidated) Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$608	$34,484	$—	$13,083	$—	$—	$48,175
Unrealized appreciation on futures contracts(1)	57,701	—	—	181,092	—	—	238,793
Unrealized appreciation on foreign currency contracts	—	855,881	—	—	—	—	855,881
Unrealized appreciation on swap contracts(2)	121,941	—	22,093	18,315	—	—	162,349

Total	$180,250	$890,365	$22,093	$212,490	$—	$—	$1,305,198

Liabilities:
Unrealized depreciation on futures contracts(1)	$1,124,443	$—	$—	$287,778	$3,336	$—	$1,415,557
Unrealized depreciation on foreign currency contracts	—	1,024,533	—	—	—	—	1,024,533
Written options, market value	—	—	—	93,911	—	—	93,911
Unrealized depreciation on swap contracts(2)	846	—	11,163	49,491	—	—	61,500

Total	$1,125,289	$1,024,533	$11,163	$431,180	$3,336	$—	$2,595,501

176

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2016

Global All-Asset Fund (consolidated) (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(6,634)	$(161,437)	$—	$(415,951)	$(44,955)	$—	$(628,977)
Net realized gain (loss) on futures contracts	3,464,566	—	—	(1,186,457)	(37,030)	—	2,241,079
Net realized gain (loss) on written options contracts	—	—	—	207,258	—	—	207,258
Net realized gain (loss) on swap contracts	317,298	—	1,173,308	22,994	—	—	1,513,600
Net realized gain (loss) on foreign currency contracts	—	(3,858,246)	—	—	—	—	(3,858,246)

Total	$3,775,230	$(4,019,683)	$1,173,308	$(1,372,156)	$(81,985)	$—	$(525,286)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(97,981)	$(113,728)	$—	$(16,531)	$49,103	$—	$(179,137)
Net change in unrealized appreciation (depreciation) of futures contracts	(1,899,759)	—	—	(24,929)	(3,336)	—	(1,928,024)
Net change in unrealized appreciation (depreciation) of written options contracts	—	—	—	58,118	—	—	58,118
Net change in unrealized appreciation (depreciation) of swap contracts	129,187	—	(274,526)	(138,803)	—	—	(284,142)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(530,019)	—	—	—	—	(530,019)

Total	$(1,868,553)	$(643,747)	$(274,526)	$(122,145)	$45,767	$—	$(2,863,204)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	1,047,186,734
Futures Contracts Long	645
Futures Contracts Short	(853)
Written Options Contracts	(6,523,613)
Swap Contracts	$87,905,509
Foreign Currency Contracts Purchased	$88,166,102
Foreign Currency Contracts Sold	$171,836,431

Multi-Asset Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$34	$—	$35,091	$—	$—	$35,125
Unrealized appreciation on futures contracts(1)	20,422	—	—	128,373	—	—	148,795
Unrealized appreciation on foreign currency contracts	—	55,708	—	—	—	—	55,708
Unrealized appreciation on swap contracts(2)	33,561	933	122,864	366	—	—	157,724

Total	$53,983	$56,675	$122,864	$163,830	$—	$—	$397,352

Liabilities:
Unrealized depreciation on futures contracts(1)	$146,074	$—	$—	$93,396	$—	$—	$239,470
Unrealized depreciation on foreign currency contracts	—	89,948	—	—	—	—	89,948
Written options, market value	—	—	—	32,644	—	—	32,644
Unrealized depreciation on swap contracts(2)	531	—	216,035	5,776	—	—	222,342

Total	$146,605	$89,948	$216,035	$131,816	$—	$—	$584,404

177

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2016

Multi-Asset Income Fund (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(13,135)	$(32,064)	$—	$(30,845)	$—	$—	$(76,044)
Net realized gain (loss) on futures contracts	432,130	—	—	(1,278,540)	—	—	(846,410)
Net realized gain (loss) on written options contracts	352,992	980	48,020	(23,632)	—	—	378,360
Net realized gain (loss) on swap contracts	(383,193)	(7,148)	(960,423)	1,193,260	—	—	(157,504)
Net realized gain (loss) on foreign currency contracts	—	(116,742)	—	—	—	—	(116,742)

Total	$388,794	$(154,974)	$(912,403)	$(139,757)	$—	$—	$(818,340)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$—	$25,853	$—	$(3,350)	$—	$—	$22,503
Net change in unrealized appreciation (depreciation) of futures contracts	(167,925)	—	—	34,977	—	—	(132,948)
Net change in unrealized appreciation (depreciation) of written options contracts	51,841	—	(42,516)	1,733	—	—	11,058
Net change in unrealized appreciation (depreciation) of swap contracts	66,755	(2,632)	(415,003)	(104,850)	—	—	(455,730)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	33,312	—	—	—	—	33,312

Total	$(49,329)	$56,533	$(457,519)	$(71,490)	$—	$—	$(521,805)

For the year ended October 31, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	2,236,726
Futures Contracts Long	85
Futures Contracts Short	(188)
Written Options Contracts	(5,324,345)
Swap Contracts	$44,906,396
Foreign Currency Contracts Purchased	$5,728,314
Foreign Currency Contracts Sold	$12,875,622

(1)	Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation (depreciation) on centrally cleared swaps, if applicable, is disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

g)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

178

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2016

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of October 31, 2016:

Balanced Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(227,661)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(227,661)

Derivatives not subject to a MNA	—	227,661

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Balanced Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$1,289,488	$(141,489)
Futures contracts	9,341,482	(5,043,021)
Swap contracts	1,323,687	(386,046)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	11,954,657	(5,570,556)

Derivatives not subject to a MNA	(10,042,681)	5,043,021

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,911,976	$(527,535)

Balanced Income Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$353,618	$(204,099)	$—	$(149,519)	$—
Barclays	3,190	(252)	—	—	2,938
Commonwealth Bank of Australia	282,017	—	—	—	282,017
Credit Suisse First Boston Corp.	286,677	—	—	—	286,677
Deutsche Bank Securities, Inc.	273,801	—	—	(273,801)	—
Goldman Sachs & Co.	3,780	(3,780)	—	—	—
HSBC Bank USA	845	—	—	—	845
JP Morgan Chase & Co.	27,682	—	—	—	27,682
Morgan Stanley	117,380	—	—	—	117,380
RBC Dominion Securities, Inc.	277,700	—	—	—	277,700
State Street Global Markets LLC	285,286	—	—	—	285,286

Total	$1,911,976	$(208,131)	$—	$(423,320)	$1,280,525

179

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2016

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(204,099)	$204,099	$—	$—	$—
Barclays	(252)	252	—	—	—
BNP Paribas Securities Services	(154,907)	—	—	116,000	(38,907)
Citibank NA	(107,920)	—	—	—	(107,920)
Goldman Sachs & Co.	(31,384)	3,780	—	27,604	—
Standard Chartered Bank	(28,973)	—	—	—	(28,973)

Total	$(527,535)	$208,131	$—	$143,604	$(175,800)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Global All-Asset Fund (consolidated)
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$855,881	$(1,024,533)
Futures contracts	238,793	(1,415,557)
Purchased options	48,175	—
Swap contracts	326,491	(459,134)
Written options	—	(93,911)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,469,340	(2,993,135)

Derivatives not subject to a MNA	(394,483)	1,593,100

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,074,857	$(1,400,035)

Global All-Asset Fund (consolidated)
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$9,516	$(3,049)	$—	$—	$6,467
Bank of Montreal	8,500	(8,500)	—	—	—
Barclays	39,363	(37,759)	—	—	1,604
BNP Paribas Securities Services	3	(3)	—	—	—
Citibank NA	237,775	(237,775)	—	—	—
Credit Suisse First Boston Corp.	14,057	(7,591)	—	—	6,466
Deutsche Bank Securities, Inc.	66,540	(846)	—	—	65,694
Goldman Sachs & Co.	63,654	(63,654)	—	—	—
HSBC Bank USA	71,964	(25,912)	—	—	46,052
JP Morgan Chase & Co.	371,997	(86,234)	—	—	285,763
Morgan Stanley	8,602	(8,602)	—	—	—
RBC Dominion Securities, Inc.	6,573	(1,076)	—	—	5,497
Standard Chartered Bank	151,986	(151,986)	—	—	—
State Street Global Markets LLC	21,964	(16,927)	—	—	5,037
UBS AG	2,363	—	—	—	2,363

Total	$1,074,857	$(649,914)	$—	$—	$424,943

180

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2016

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(3,049)	$3,049	$—	$—	$—
Bank of Montreal	(52,313)	8,500	—	—	(43,813)
Barclays	(37,759)	37,759	—	—	—
BNP Paribas Securities Services	(234,918)	3	—	—	(234,915)
Citibank NA	(460,844)	237,775	—	—	(223,069)
Commonwealth Bank of Australia	(16,335)	—	—	—	(16,335)
Credit Suisse First Boston Corp.	(7,591)	7,591	—	—	—
Credit Suisse International	(57,001)	—	—	—	(57,001)
Deutsche Bank Securities, Inc.	(846)	846	—	—	—
Goldman Sachs & Co.	(110,513)	63,654	—	—	(46,859)
HSBC Bank USA	(25,912)	25,912	—	—	—
JP Morgan Chase & Co.	(86,234)	86,234	—	—	—
Morgan Stanley	(43,040)	8,602	—	34,438	—
Nomura International	(2,081)	—	—	—	(2,081)
RBC Dominion Securities, Inc.	(1,076)	1,076	—	—	—
Standard Chartered Bank	(243,596)	151,986	—	—	(91,610)
State Street Global Markets LLC	(16,927)	16,927	—	—	—

Total	$(1,400,035)	$649,914	$—	$34,438	$(715,683)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Multi-Asset Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$55,708	$(89,948)
Futures contracts	148,795	(239,470)
Purchased options	35,125	—
Swap contracts	883,110	(1,308,676)
Written options	—	(32,644)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,122,738	(1,670,738)

Derivatives not subject to a MNA	(638,603)	735,725

Total gross amount of assets and liabilities subject to MNA or similar agreements	$484,135	$(935,013)

181

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2016

Multi-Asset Income Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$15,285	$(15,285)	$—	$—	$—
Barclays	85,011	(54,321)	—	—	30,690
BNP Paribas Securities Services	5,463	—	—	—	5,463
Citibank NA	23,652	(23,652)	—	—	—
Credit Suisse International	64,643	(64,643)	—	—	—
Deutsche Bank Securities, Inc.	7,955	(7,955)	—	—	—
Goldman Sachs & Co.	61,076	(61,076)	—	—	—
JP Morgan Chase & Co.	104,097	(6,807)	—	—	97,290
Morgan Stanley	108,274	(108,274)	—	—	—
RBS Greenwich Capital	3,718	(191)	—	—	3,527
Standard Chartered Bank	3,412	(3,412)	—	—	—
State Street Global Markets LLC	1,549	—	—	—	1,549

Total	$484,135	$(345,616)	$—	$—	$138,519

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(62,472)	$15,285	$—	$—	$(47,187)
Barclays	(54,321)	54,321	—	—	—
Citibank NA	(26,364)	23,652	—	—	(2,712)
Credit Suisse International	(202,868)	64,643	—	—	(138,225)
Deutsche Bank Securities, Inc.	(14,360)	7,955	—	—	(6,405)
Goldman Sachs & Co.	(311,375)	61,076	—	65,000	(185,299)
HSBC Bank USA	(1,042)	—	—	—	(1,042)
JP Morgan Chase & Co.	(6,807)	6,807	—	—	—
Merrill Lynch International	(23,887)	—	—	—	(23,887)
Morgan Stanley	(214,064)	108,274	—	105,790	—
RBS Greenwich Capital	(191)	191	—	—	—
Standard Chartered Bank	(6,824)	3,412	—	—	(3,412)
Toronto-Dominion Bank	(6,083)	—	—	—	(6,083)
UBS AG	(4,355)	—	—	—	(4,355)

Total	$(935,013)	$345,616	$—	$170,790	$(418,607)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

182

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2016

Certain Funds are exposed to the risks of the Underlying Funds and/or ETFs/ETNs in direct proportion to the amount of assets those Funds allocate to each Underlying Fund and/or ETF/ETN. The market values of the Underlying Funds and/or ETFs/ETNs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF/ETN invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs/ETNs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns, if applicable, of the Fund.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2016. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

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October 31, 2016

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2016 and October 31, 2015 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2016			For the Year Ended October 31, 2015
Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital
Balanced Fund	$14,704,484	$—	$—	$8,063,399	$—	$—
Balanced Income Fund	173,345,867	110,253,826	—	158,195,671	69,640,511	—
Checks and Balances Fund	33,103,919	182,030,525	—	71,901,742	144,110,845	—
Conservative Allocation Fund	490,016	2,059,396	—	2,740,452	8,794,432	—
Global All-Asset Fund (consolidated)	—	23,039,920	—	20,741,066	44,000,083	—
Growth Allocation Fund	10,578,110	41,513,602	—	24,621,340	198,882,154	—
Moderate Allocation Fund	2,620,752	37,822,905	—	13,354,460	54,213,118	—
Multi-Asset Income Fund	3,177,263	—	738,469	6,497,899	—	592,982

As of October 31, 2016, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Unrealized Appreciation (Depreciation) on Investments(2)	Total Accumulated Earnings (Deficit)
Balanced Fund	$—	$—	$(64,904,010)	$107,224,898	$42,320,888
Balanced Income Fund	34,381,003	84,094,734	—	561,787,506	680,263,243
Checks and Balances Fund	476,506	122,316,054	—	31,010,545	153,803,105
Conservative Allocation Fund	686,597	—	(13,551,907)	1,099,678	(11,765,632)
Global All-Asset Fund (consolidated)	5,120,822	—	(3,584,680)	8,041,884	9,578,026
Growth Allocation Fund	2,005,127	—	(107,048,695)	7,069,348	(97,974,220)
Moderate Allocation Fund	456,740	—	(21,570,240)	1,789,049	(19,324,451)
Multi-Asset Income Fund	—	—	(14,174,523)	(2,385,553)	(16,560,076)

(1)	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, paydowns, swaps, disallowed losses from the Subsidiary, corporate actions on underlying investments, investments in publicly traded partnerships, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from

184

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October 31, 2016

undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2016, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Balanced Fund	$(152,989)	$(506,533)	$659,522
Balanced Income Fund	(1,929)	(6,465,654)	6,467,583
Checks and Balances Fund	—	8,726,554	(8,726,554)
Conservative Allocation Fund	(26,054)	92,173	(66,119)
Global All-Asset Fund (consolidated)	(96,293)	1,408,973	(1,312,680)
Growth Allocation Fund	(1)	3,274,522	(3,274,521)
Moderate Allocation Fund	1	902,648	(902,649)
Multi-Asset Income Fund	137,528	(405,862)	268,334

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2016 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration	Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
Fund	2017
Balanced Fund	$64,904,010	$—	$—
Conservative Allocation Fund	—	496,969	13,054,938
Global All-Asset Fund (consolidated)	—	3,584,680	—
Growth Allocation Fund	6,775,989	576,117	99,696,589
Moderate Allocation Fund	—	982,398	20,587,842
Multi-Asset Income Fund	—	9,941,670	4,232,853

During the year ended October 31, 2016, the Balanced Fund utilized prior year capital loss rollforwards of $25,051,330.

As a result of prior period mergers involving the Conservative Allocation Fund and the Growth Allocation Fund, certain provisions in the IRC may limit the future utilization of capital losses. During the year ended October 31, 2016, the Conservative Allocation Fund had expired $26,054 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, HFMC reviews each Fund’s tax positions for all open tax years. As of October 31, 2016, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

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October 31, 2016

7.	Expenses:

a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund, except Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund, in accordance with the Fund’s investment objective and policies. Each Fund, except Checks and Balances Fund, pays a fee to HFMC under the Investment Management Agreement. With respect to Balanced Fund, Balanced Income Fund, Global All-Asset Fund, and Multi-Asset Income Fund, HFMC pays a sub-advisory fee to Wellington Management out of its advisory fee. HFMC is responsible for the day-to-day management of Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2016; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Balanced Fund	0.6900% on first $500 million and;
0.6250% on next $500 million and;
0.5750% on next $4 billion and;
0.5725% on next $5 billion and;
0.5700% over $10 billion

Balanced Income Fund	0.7000% on first $250 million and;
0.6300% on next $250 million and;
0.6000% on next $500 million and;
0.5700% on next $1.5 billion and;
0.5500% on next $2.5 billion and;
0.5300% on next $5 billion and;
0.5250% over $10 billion

Checks and Balances Fund	N/A

Conservative Allocation Fund	0.1000% on first $500 million and;
0.0950% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion

Global All-Asset Fund	0.9500% on first $250 million and;
0.9000% on next $250 million and;
0.8000% on next $500 million and;
0.7300% on next $1.5 billion and;
0.7000% on next $2.5 billion and;
0.6600% on next $5 billion and;
0.6550% over $10 billion

Growth Allocation Fund	0.1000% on first $500 million and;
0.0950% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion

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October 31, 2016

Fund	Management Fee Rates
Moderate Allocation Fund	0.1000% on first $500 million and;
0.0950% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion

Multi-Asset Income Fund	0.7500% on first $250 million and;
0.7000% on next $250 million and;
0.6800% on next $500 million and;
0.6600% on next $1.5 billion and;
0.6500% on next $2.5 billion and;
0.6400% on next $5 billion and;
0.6350% over $10 billion

The Global All Asset Fund’s Cayman Subsidiary pays HFMC a management fee at the annual rate of 0.655% of average daily net assets attributable to the Cayman Subsidiary. HFMC has contractually agreed to waive the management fee it receives from the Global All Asset Fund in an amount equal to the management fee paid to it by the Subsidiary. This waiver will remain in effect for as long as the Investment Manager’s agreement with the Subsidiary is in place.

c)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Balanced Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Balanced Income Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Checks and Balances Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Conservative Allocation Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Global All-Asset Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

Growth Allocation Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Moderate Allocation Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Multi-Asset Income Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

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October 31, 2016

d)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund, as applicable, and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund. As of October 31, 2016, HFMC contractually limited the total operating expenses of each Fund through February 28, 2017 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Balanced Fund(1)	1.18%	N/A	N/A	0.93%	1.40%	1.10%	0.80%	N/A	N/A
Balanced Income Fund(1)	0.99%	1.74%*	1.74%	0.74%	1.24%	0.94%	0.69%	0.64%	0.64%
Checks and Balances Fund(2)	1.25%	2.00%	2.00%	1.00%	1.40%	1.10%	0.80%	N/A	N/A
Conservative Allocation Fund(2)	1.19%	1.94%	1.94%	0.94%	1.44%	1.14%	0.84%	N/A	N/A
Global All-Asset Fund(3)	1.25%	N/A	2.00%	1.00%	1.50%	1.20%	0.95%	N/A	0.90%
Growth Allocation Fund(2)	1.50%	2.25%	2.25%	1.25%	1.70%	1.40%	1.10%	N/A	N/A
Moderate Allocation Fund(2)	1.40%	2.15%	2.15%	1.15%	1.65%	1.35%	1.05%	N/A	N/A
Multi-Asset Income Fund(1)	1.12%	N/A	1.87%	0.87%	1.42%	1.12%	0.93%	N/A	0.83%

(1)	HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided.
(2)	HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided.
(3)	HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided.
*	The reduction in amounts charged in connection with the Balanced Income Fund’s Class B Distribution and Service Plan (12b-1) fees that took effect June 30, 2012, in order to comply with applicable Financial Industry Regulatory Authority rules, caused the effective limit on net operating expenses attributable to the Balanced Income Fund’s Class B shares to be 0.99%.

e)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2016, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Balanced Fund	1.15%	2.05%	1.85%	0.85%	1.41%	1.11%	0.81%	—	0.75%
Balanced Income Fund	0.96%	1.00%	1.69%	0.70%	1.25%	0.95%	0.70%	0.62%	0.62%
Checks and Balances Fund	0.41%	1.21%	1.16%	0.19%	0.77%	0.47%	0.16%	—	—
Conservative Allocation Fund	0.54%	1.29%	1.29%	0.27%	0.79%	0.49%	0.19%	—	—
Global All-Asset Fund (consolidated)	1.27%	—	2.02%	1.01%	1.52%	1.22%	0.97%	—	0.92%
Growth Allocation Fund	0.57%	1.47%	1.30%	0.26%	0.88%	0.58%	0.28%	—	—
Moderate Allocation Fund	0.55%	1.46%	1.28%	0.25%	0.88%	0.58%	0.28%	—	—
Multi-Asset Income Fund	1.12%	—	1.87%	0.87%	1.42%	1.12%	0.93%	—	0.83%

188

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Notes to Financial Statements – (continued)

October 31, 2016

f)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2016, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Balanced Fund	$1,319,770	$35,666
Balanced Income Fund	18,677,521	512,509
Checks and Balances Fund	4,339,052	55,210
Conservative Allocation Fund	174,064	3,681
Global All-Asset Fund (consolidated)	118,328	6,865
Growth Allocation Fund	1,007,719	17,917
Moderate Allocation Fund	459,438	11,101
Multi-Asset Income Fund	38,918	222

The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, B, C, R3 and R4 shares. Under a Plan, Class A, Class B, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class B Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class B Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class B shares. Effective June 30, 2012, there was a reduction in the amount charged in connection with the Balanced Income Fund’s Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules, although it is possible that such fees may be increased in the future. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine.

g)	Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2016, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Balanced Fund	$1,964
Balanced Income Fund	18,250
Checks and Balances Fund	4,575
Conservative Allocation Fund	372
Global All-Asset Fund	896
Growth Allocation Fund	1,845
Moderate Allocation Fund	1,358
Multi-Asset Income Fund	183

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except

189

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October 31, 2016

with respect to Class Y, for which it is compensated based on average daily net assets, subject to a cap. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Funds. The amount paid to HASCO can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

For the year ended October 31, 2016, the rate of compensation paid to HASCO for transfer agency services as a percentage of each Fund’s average daily net assets is as follows:

Fund	Percent of Average Daily Net Assets
Balanced Fund	0.14%
Balanced Income Fund	0.08%
Checks and Balances Fund	0.10%
Conservative Allocation Fund	0.10%
Global All-Asset Fund (consolidated)	0.10%
Growth Allocation Fund	0.14%
Moderate Allocation Fund	0.11%
Multi-Asset Income Fund	0.03%

Administrative services fees for third-party recordkeeping services are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2016, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Balanced Fund	—	—	—	—	—	—	68%	—	—
Balanced Income Fund	—	—	—	—	—	—	—	—	—
Checks and Balances Fund	—	—	—	—	—	—	2%	—	—
Conservative Allocation Fund	—	—	—	—	—	—	—	—	—
Global All-Asset Fund (consolidated)	—	—	—	—	—	—	100%	—	—
Growth Allocation Fund	—	—	—	—	—	—	—	—	—
Moderate Allocation Fund	—	—	—	—	—	—	—	—	—
Multi-Asset Income Fund	46%	—	43%	16%	100%	100%	100%	—	100%

Percentage of Fund by Class:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5		Class R6	Class Y
Balanced Fund	—	—	—	—	—	—	—	%*	—	—
Balanced Income Fund	—	—	—	—	—	—	—		—	—
Checks and Balances Fund	—	—	—	—	—	—	—	%*	—	—
Conservative Allocation Fund	—	—	—	—	—	—	—		—	—
Global All-Asset Fund (consolidated)	—	—	—	—	—	—	—	%*	—	—
Growth Allocation Fund	—	—	—	—	—	—	—		—	—
Moderate Allocation Fund	—	—	—	—	—	—	—		—	—
Multi-Asset Income Fund	8%	—	3%	3%	3%	3%	3%		—	49%

*	Percentage rounds to zero.

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Notes to Financial Statements – (continued)

October 31, 2016

As of October 31, 2016, the Funds’ shares were owned in aggregate by affiliated fund of funds. Therefore, the Funds may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in each Fund as follows:

Fund	Percentage of Fund(1)
Balanced Income Fund	—	%*
Global All-Asset Fund (consolidated)	19%

(1)	Affiliated Funds invest in Class Y shares.
*	Percentage rounds to zero.

9.	Affiliate Fund Transactions:

A summary of affiliate fund transactions for the Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund for the year ended October 31, 2016 follows:

Checks and Balances Fund

Affiliated Investment Companies	Beginning Value as of October 31, 2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appre ciation/ Depre ciation	Ending Value as of October 31, 2016	Shares as of October 31, 2016	Dividend Income	Capital Gain Distri butions
The Hartford Capital Appreciation Fund	$645,624,576	$55,009,927	$46,031,671	$6,609,694	$(59,895,806)	$601,316,720	15,277,356	$4,268,723	$46,311,953
The Hartford Dividend and Growth Fund	649,845,115	62,841,928	76,628,629	29,377,887	(63,526,217)	601,910,084	25,110,976	11,408,911	51,273,874
The Hartford Total Return Bond Fund	646,870,267	25,865,650	79,805,501	(648,636)	12,360,801	604,642,581	56,773,951	19,364,700	1,095,113

Total	$1,942,339,958	$143,717,505	$202,465,801	$35,338,945	$(111,061,222)	$1,807,869,385	97,162,283	$35,042,334	$98,680,940

Conservative Allocation Fund

Affiliated Investment Companies	Beginning Value as of October 31, 2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appre ciation/ Depre ciation	Ending Value as of October 31, 2016	Shares as of October 31, 2016	Dividend Income	Capital Gain Distri butions
Hartford Core Equity Fund	$—	$12,842,256	$1,775,562	$38,667	$255,410	$11,360,771	469,453	$39,906	$—
Hartford Emerging Markets Equity Fund	3,671,205	113,438	3,424,808	(948,765)	588,932	—	—	—	48,048
Hartford Real Total Return Fund	16,473,233	419,148	10,767,130	(1,108,561)	686,238	5,702,928	645,858	—	25,419
Hartford Small Cap Core Fund	—	5,097,972	1,171,515	40,553	207,931	4,174,942	347,912	23,758	—
The Hartford Capital Appreciation Fund	4,460,857	314,160	4,322,810	(397,284)	(54,923)	—	—	—	309,772
The Hartford Dividend and Growth Fund	7,066,077	553,350	6,876,230	(341,294)	(401,902)	—	—	—	544,711
The Hartford Equity Income Fund	—	12,835,599	2,127,303	98,156	673,834	11,480,286	633,220	244,157	—
The Hartford Global All-Asset Fund	—	7,974,848	1,315,134	48,757	425,484	7,133,955	673,650	—	—
The Hartford Global Real Asset Fund	15,243,567	95,823	14,091,441	(4,900,213)	3,652,264	—	—	—	—
The Hartford Growth Opportunities Fund	—	11,281,624	6,651,712	(521,729)	74,440	4,182,623	101,446	28,740	—
The Hartford Inflation Plus Fund	37,402,934	3,201,607	37,389,979	(4,220,467)	3,878,525	2,872,620	254,665	—	—

191

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2016

Conservative Allocation Fund – (continued)
Affiliated Investment Companies	Beginning Value as of October 31, 2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appre ciation/ Depre ciation	Ending Value as of October 31, 2016	Shares as of October 31, 2016	Dividend Income	Capital Gain Distri butions
The Hartford International Growth Fund	$3,148,916	$10,671	$3,070,138	$(196,407)	$106,958	$—	—	$—	$—
The Hartford International Opportunities	6,299,955	4,508,732	3,461,201	(655,973)	400,788	7,092,301	470,624	106,484	92,143
The Hartford International Small Company	3,092,081	2,435,765	1,056,255	59,676	(304,547)	4,226,720	304,519	38,360	24,147
The Hartford International Value Fund	3,123,968	57,025	3,003,522	(358,234)	180,763	—	—	—	53,921
The Hartford MidCap Fund	—	9,849,324	1,822,754	68,533	388,899	8,484,002	298,312	—	—
The Hartford MidCap Value Fund	1,486,609	99,990	1,431,384	42,081	(197,296)	—	—	—	98,503
The Hartford Quality Bond Fund	—	20,703,438	2,502,620	53,393	430,211	18,684,423	1,803,516	303,850	—
The Hartford Short Duration Fund	—	14,172,887	2,861,109	15,980	173,930	11,501,688	1,166,500	226,130	—
The Hartford Small Company Fund	1,488,070	165,806	1,436,072	(245,770)	27,966	—	—	—	164,340
The Hartford Strategic Income Fund	3,304,642	13,644,363	3,365,757	(294,643)	1,002,454	14,291,059	1,633,264	649,120	—
The Hartford Total Return Bond Fund	23,104,662	694,707	12,384,653	(717,066)	808,892	11,506,542	1,080,426	414,178	38,892
The Hartford World Bond Fund	35,518,221	1,344,631	16,113,013	(498,151)	(161,188)	20,090,500	1,931,779	122,697	858,946

Total	$164,884,997	$122,417,164	$142,422,102	$(14,938,761)	$12,844,063	$142,785,360	11,815,144	$2,197,380	$2,258,842

Growth Allocation Fund

Affiliated Investment Companies	Beginning Value as of October 31, 2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appre ciation/ Depre ciation	Ending Value as of October 31, 2016	Shares as of October 31, 2016	Dividend Income	Capital Gain Distributions
Hartford Core Equity Fund	$—	$125,717,017	$14,980,917	$265,234	$2,524,607	$113,525,941	4,691,155	$395,601	$—
Hartford Emerging Markets Equity Fund	77,898,607	1,040,776	71,906,563	(17,948,798)	10,915,978	—	—	—	1,034,913
Hartford Global Capital Appreciation Fund	186,329,236	9,058,067	179,478,091	(44,588,434)	28,679,222	—	—	—	9,056,751
Hartford Global Equity Income Fund	170,316,570	—	162,955,283	(22,942,259)	15,580,972	—	—	—	—
Hartford Multi-Asset Income Fund	99,355,695	1,106,584	96,292,159	(14,696,859)	10,526,739	—	—	456,848	—
Hartford Real Total Return Fund	40,926,803	173,741	18,441,759	(1,933,848)	445,419	21,170,356	2,397,549	—	95,440
Hartford Small Cap Core Fund	—	79,731,452	13,121,644	676,327	2,416,112	69,702,247	5,808,521	395,244	—
The Hartford Equity Income Fund	—	86,953,332	13,412,494	552,952	4,019,817	78,113,607	4,308,528	1,727,778	—

192

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2016

Growth Allocation Fund – (continued)
Affiliated Investment Companies	Beginning Value as of October 31, 2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appre ciation/ Depre ciation	Ending Value as of October 31, 2016	Shares as of October 31, 2016	Dividend Income	Capital Gain Distributions
The Hartford Global All-Asset Fund	$—	$31,330,354	$4,818,860	$178,415	$1,688,197	$28,378,106	2,679,708	$—	$—
The Hartford Growth Opportunities Fund	—	94,696,051	31,285,007	(1,689,592)	1,119,174	62,840,626	1,524,148	244,723	—
The Hartford International Opportunities Fund	—	102,975,663	25,891,072	23,954	953,181	78,061,726	5,179,942	1,152,013	—
The Hartford International Small Company Fund	—	71,608,961	5,885,622	(8,142)	(2,340,898)	63,374,299	4,565,872	574,616	—
The Hartford MidCap Fund	59,832,388	48,335,817	13,610,201	(1,037,648)	(1,253,619)	92,266,737	3,244,259	—	3,734,110
The Hartford MidCap Value Fund	59,584,454	3,854,533	57,381,636	(2,707,972)	(3,349,379)	—	—	—	3,854,533
The Hartford Quality Bond Fund	—	31,598,190	3,685,767	21,737	515,260	28,449,420	2,746,083	464,289	163,693
The Hartford Short Duration Fund	—	14,978,804	999,047	10,638	238,773	14,229,168	1,443,121	236,853	—
The Hartford Small Company Fund	53,702,908	6,103,400	52,447,885	(12,671,905)	5,313,482	—	—	—	6,008,272
The Hartford Strategic Income Fund	—	32,769,603	6,116,184	181,097	1,537,934	28,372,450	3,242,566	1,235,681	—
The Hartford World Bond Fund	81,674,638	2,932,110	54,036,078	(3,555,088)	1,389,366	28,404,948	2,731,245	198,317	1,986,894

Total	$829,621,299	$744,964,455	$826,746,269	$(121,870,191)	$80,920,337	$706,889,631	44,562,697	$7,081,963	$25,934,606

Moderate Allocation Fund

Affiliated Investment Companies	Beginning Value as of October 31, 2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appre ciation/ Depre ciation	Ending Value as of October 31, 2016	Shares as of October 31, 2016	Dividend Income	Capital Gain Distributions
Hartford Core Equity Fund	$—	$81,982,687	$11,639,630	$197,579	$1,604,322	$72,144,958	2,981,197	$256,874	$—
Hartford Emerging Markets Equity Fund	32,430,041	429,296	30,190,016	(7,136,004)	4,466,684	—	—	—	429,296
Hartford Real Total Return Fund	60,710,913	326,341	38,826,181	(3,889,435)	2,335,827	20,657,465	2,339,464	—	92,942
Hartford Small Cap Core Fund	—	41,452,609	7,859,416	391,463	1,261,176	35,245,832	2,937,153	204,498	—
The Hartford Capital Appreciation Fund	43,687,168	2,993,747	42,308,226	1,433,882	(5,806,571)	—	—	—	2,993,747
The Hartford Dividend and Growth Fund	79,998,448	6,054,756	77,794,986	3,285,338	(11,543,557)	—	—	—	6,054,756
The Hartford Equity Income Fund	—	52,660,276	9,270,185	384,457	2,794,003	46,568,551	2,568,591	1,020,970	—
The Hartford Global All-Asset Fund	—	29,187,790	5,061,458	177,430	1,537,286	25,841,048	2,440,137	—	—
The Hartford Global Real Asset Fund	30,647,095	19,461	28,137,322	(9,623,442)	7,094,205	—	—	—	—
The Hartford Growth Opportunities Fund	—	52,800,893	25,951,092	(1,909,293)	355,831	25,296,338	613,542	136,373	—
The Hartford Inflation Plus Fund	78,700,196	109,687	77,940,496	(7,489,679)	6,620,293	—	—	—	—

193

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2016

Moderate Allocation Fund – (continued)
Affiliated Investment Companies	Beginning Value as of October 31, 2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appre ciation/ Depre ciation	Ending Value as of October 31, 2016	Shares as of October 31, 2016	Dividend Income	Capital Gain Distributions
The Hartford International Growth Fund	$23,380,372	$—	$22,723,085	$(1,669,672)	$1,012,385	$—	—	$—	$—
The Hartford International Opportunities Fund	45,220,884	16,719,948	13,360,557	(992,853)	(1,126,120)	46,461,302	3,083,033	657,856	677,476
The Hartford International Small Company Fund	28,313,884	15,282,372	5,496,905	1,032,642	(3,414,465)	35,717,527	2,573,309	331,397	208,712
The Hartford International Value Fund	23,099,863	400,712	22,179,546	(3,023,077)	1,702,048	—	—	—	400,712
The Hartford MidCap Fund	—	52,538,022	8,701,103	341,072	2,116,116	46,294,108	1,627,782	—	—
The Hartford MidCap Value Fund	13,909,703	891,891	13,404,090	1,267,640	(2,665,145)	—	—	—	891,891
The Hartford Quality Bond Fund	—	51,575,385	6,080,588	84,397	1,062,064	46,641,259	4,502,052	761,340	80,839
The Hartford Short Duration Fund	—	11,082,871	917,581	15,899	186,781	10,367,970	1,051,518	172,545	—
The Hartford Small Company Fund	12,544,344	1,396,969	12,090,155	(1,894,093)	42,936	—	—	—	1,396,969
The Hartford Strategic Income Fund	24,616,148	31,916,353	11,889,883	(1,171,554)	3,044,274	46,515,338	5,316,039	2,187,932	—
The Hartford Total Return Bond Fund	48,768,764	374,515	48,423,765	(2,805,595)	2,086,081	—	—	183,591	82,291
The Hartford World Bond Fund	67,020,215	2,282,105	11,658,127	(285,365)	(441,712)	56,917,118	5,472,800	295,127	1,642,680

Total	$613,048,038	$452,478,686	$531,904,393	$(33,278,263)	$14,324,742	$514,668,814	37,506,617	$6,208,503	$14,952,311

10.	Investment Transactions:

For the year ended October 31, 2016, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Balanced Fund	$206,820,286	$148,847,148
Balanced Income Fund	4,555,252,430	2,604,674,609
Checks and Balances Fund	143,717,505	202,465,801
Conservative Allocation Fund	122,417,164	142,422,102
Global All-Asset Fund (consolidated)	304,233,153	324,717,661
Growth Allocation Fund	744,964,455	826,746,269
Moderate Allocation Fund	452,478,686	531,904,393
Multi-Asset Income Fund	47,339,532	73,773,883

194

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2016

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Balanced Fund	$41,471,345	$52,334,962
Balanced Income Fund	3,060,938	3,133,488
Checks and Balances Fund	—	—
Conservative Allocation Fund	—	—
Global All-Asset Fund (consolidated)	29,854,388	36,211,600
Growth Allocation Fund	—	—
Moderate Allocation Fund	—	—
Multi-Asset Income Fund	5,095,894	2,513,123

Fund	Total Cost of Purchases	Total Sales Proceeds
Balanced Fund	$248,291,631	$201,182,110
Balanced Income Fund	4,558,313,368	2,607,808,097
Checks and Balances Fund	143,717,504	202,465,801
Conservative Allocation Fund	122,417,164	142,422,102
Global All-Asset Fund (consolidated)	334,087,541	360,929,261
Growth Allocation Fund	744,964,455	826,746,269
Moderate Allocation Fund	452,478,686	531,904,393
Multi-Asset Income Fund	52,435,426	76,287,006

For the year ended October 31, 2016, Multi-Asset Income Fund engaged in security transactions with the Strategic Income Fund. These amounted to $13,533,384 in sales of investments, which are excluded from the above, pursuant to Rule 17a-7 under the Investment Company Act of 1940.

11.	Capital Share Transactions:

The following information is for the year ended October 31, 2016, and the year ended October 31, 2015:

Balanced Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	4,436,572	$91,535,711	4,163,777	$87,022,977
Shares Issued for Reinvested Dividends	566,609	11,715,790	337,757	6,951,777
Shares Redeemed	(5,221,032)	(107,666,519)	(3,966,821)	(82,794,423)
Shares converted (from) Class B into Class A	68,128	1,399,633	91,739	1,931,726

Net Increase (Decrease)	(149,723)	(3,015,385)	626,452	13,112,057

Class B
Shares Sold	12,433	$254,092	24,012	$502,334
Shares Issued for Reinvested Dividends	1,993	40,877	688	14,007
Shares Redeemed	(90,719)	(1,864,327)	(102,791)	(2,153,393)
Shares converted (from) Class B into Class A	(68,477)	(1,399,633)	(92,307)	(1,931,726)

Net Increase (Decrease)	(144,770)	(2,968,991)	(170,398)	(3,568,778)

195

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2016

Balanced Fund – ( continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class C
Shares Sold	1,773,119	$36,703,461	1,967,215	$41,204,514
Shares Issued for Reinvested Dividends	90,511	1,869,219	34,951	717,349
Shares Redeemed	(1,453,060)	(29,988,357)	(819,516)	(17,044,268)

Net Increase (Decrease)	410,570	8,584,323	1,182,650	24,877,595

Class I(1)
Shares Sold	1,911,279	$40,115,152	423,105	$8,980,125
Shares Issued for Reinvested Dividends	11,793	245,389	2,460	49,375
Shares Redeemed	(773,411)	(16,078,335)	(69,177)	(1,429,057)

Net Increase (Decrease)	1,149,661	24,282,206	356,388	7,600,443

Class R3
Shares Sold	97,011	$2,029,837	39,065	$817,569
Shares Issued for Reinvested Dividends	1,526	31,963	388	8,045
Shares Redeemed	(11,713)	(247,535)	(3,465)	(73,812)

Net Increase (Decrease)	86,824	1,814,265	35,988	751,802

Class R4
Shares Sold	9,695	$197,903	10,199	$215,584
Shares Issued for Reinvested Dividends	526	11,012	330	6,908
Shares Redeemed	(5,838)	(122,009)	(20,237)	(434,994)

Net Increase (Decrease)	4,383	86,906	(9,708)	(212,502)

Class R5
Shares Sold	4,090	$86,716	65	$1,389
Shares Issued for Reinvested Dividends	186	3,904	118	2,432
Shares Redeemed	(525)	(11,094)	(4)	(92)

Net Increase (Decrease)	3,751	79,526	179	3,729

Balanced Fund – (continued)
Class Y
Shares Sold	661,935	$13,530,349	303,907	$6,451,479
Shares Issued for Reinvested Dividends	13,385	280,214	3,359	68,157
Shares Redeemed	(699,954)	(15,103,864)	(51,099)	(1,048,705)

Net Increase (Decrease)	(24,634)	(1,293,301)	256,167	5,470,931

Total Net Increase (Decrease)	1,336,062	$27,569,549	2,277,718	$48,035,277

(1)	Commenced operations on March 31, 2015.

196

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2016

Balanced Income Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	65,249,034	$879,754,533	54,356,236	$734,140,473
Shares Issued for Reinvested Dividends	8,358,906	110,645,355	7,210,455	96,055,103
Shares Redeemed	(47,290,887)	(638,104,152)	(33,899,754)	(455,342,882)
Shares converted (from) Class B into Class A	50,470	674,002	70,741	959,314

Net Increase (Decrease)	26,367,523	352,969,738	27,737,678	375,812,008

Class B
Shares Sold	82,824	$1,108,595	109,970	$1,482,372
Shares Issued for Reinvested Dividends	31,378	411,538	45,237	602,310
Shares Redeemed	(547,208)	(7,336,801)	(503,474)	(6,769,592)
Shares converted (from) Class B into Class A	(50,587)	(674,002)	(70,933)	(959,314)

Net Increase (Decrease)	(483,593)	(6,490,670)	(419,200)	(5,644,224)

Class C
Shares Sold	78,992,141	$1,051,406,805	62,103,149	$828,910,419
Shares Issued for Reinvested Dividends	6,230,416	81,208,571	4,752,943	62,551,178
Shares Redeemed	(34,602,657)	(458,426,436)	(23,473,682)	(311,258,467)

Net Increase (Decrease)	50,619,900	674,188,940	43,382,410	580,203,130

Class I
Shares Sold	108,186,392	$1,469,307,833	46,538,622	$628,820,080
Shares Issued for Reinvested Dividends	4,236,413	56,334,701	3,199,376	42,593,790
Shares Redeemed	(41,476,177)	(551,325,870)	(29,846,418)	(401,162,355)

Net Increase (Decrease)	70,946,628	974,316,664	19,891,580	270,251,515

Class R3
Shares Sold	4,406,089	$59,145,422	3,668,682	$49,536,866
Shares Issued for Reinvested Dividends	418,914	5,561,495	311,145	4,157,968
Shares Redeemed	(1,716,566)	(23,094,272)	(2,258,022)	(30,481,304)

Net Increase (Decrease)	3,108,437	41,612,645	1,721,805	23,213,530

Class R4
Shares Sold	3,965,348	$54,329,992	2,036,927	$27,463,243
Shares Issued for Reinvested Dividends	225,411	3,004,248	164,371	2,195,288
Shares Redeemed	(1,442,552)	(19,708,165)	(1,197,473)	(16,051,624)

Net Increase (Decrease)	2,748,207	37,626,075	1,003,825	13,606,907

Class R5
Shares Sold	986,174	$13,228,497	1,039,902	$14,218,758
Shares Issued for Reinvested Dividends	84,719	1,130,482	67,222	898,893
Shares Redeemed	(485,109)	(6,560,020)	(354,704)	(4,786,313)

Net Increase (Decrease)	585,784	7,798,959	752,420	10,331,338

Class R6(1)
Shares Sold	373,289	$5,174,575	534,822	$7,121,197
Shares Issued for Reinvested Dividends	20,969	280,393	1,688	22,174
Shares Redeemed	(151,162)	(2,064,366)	(87,689)	(1,192,315)

Net Increase (Decrease)	243,096	3,390,602	448,821	5,951,056

197

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2016

Balanced Income Fund – ( continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	4,706,627	$65,194,453	1,290,260	$17,573,460
Shares Issued for Reinvested Dividends	142,798	1,926,812	90,259	1,211,533
Shares Redeemed	(1,087,242)	(14,888,348)	(724,521)	(9,838,641)

Net Increase (Decrease)	3,762,183	52,232,917	655,998	8,946,352

Total Net Increase (Decrease)	157,898,165	$2,137,645,870	95,175,337	$1,282,671,612

(1)	Commenced operations on November 7, 2014.

Checks and Balances Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	17,992,878	$174,817,823	18,461,876	$202,794,654
Shares Issued for Reinvested Dividends	16,916,849	161,724,599	14,816,238	161,250,025
Shares Redeemed	(28,273,266)	(276,456,615)	(18,043,883)	(197,899,881)
Shares converted (from) Class B into Class A	676,941	6,608,714	131,795	1,437,356

Net Increase (Decrease)	7,313,402	66,694,521	15,366,026	167,582,154

Class B
Shares Sold	34,687	$338,305	52,005	$571,162
Shares Issued for Reinvested Dividends	887,718	8,413,065	1,037,347	11,237,725
Shares Redeemed	(5,069,233)	(49,066,239)	(2,057,706)	(22,373,536)
Shares converted (from) Class B into Class A	(680,807)	(6,608,714)	(132,523)	(1,437,356)

Net Increase (Decrease)	(4,827,635)	(46,923,583)	(1,100,877)	(12,002,005)

Class C
Shares Sold	3,529,405	$33,995,678	5,239,521	$57,171,349
Shares Issued for Reinvested Dividends	3,810,070	36,124,146	3,267,227	35,382,558
Shares Redeemed	(7,155,628)	(69,099,663)	(4,138,982)	(45,095,236)

Net Increase (Decrease)	183,847	1,020,161	4,367,766	47,458,671

Class I
Shares Sold	1,592,637	$15,637,440	1,216,217	$13,406,256
Shares Issued for Reinvested Dividends	418,313	4,008,434	327,416	3,566,954
Shares Redeemed	(1,393,957)	(13,504,847)	(1,029,146)	(11,258,472)

Net Increase (Decrease)	616,993	6,141,027	514,487	5,714,738

Class R3
Shares Sold	396,101	$3,763,982	463,096	$5,030,636
Shares Issued for Reinvested Dividends	153,479	1,460,884	109,909	1,193,203
Shares Redeemed	(294,965)	(2,880,014)	(241,029)	(2,642,339)

Net Increase (Decrease)	254,615	2,344,852	331,976	3,581,500

198

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2016

Checks and Balances Fund – (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	184,981	$1,724,888	125,015	$1,367,140
Shares Issued for Reinvested Dividends	53,356	508,937	42,071	456,861
Shares Redeemed	(215,744)	(2,043,268)	(67,371)	(740,958)

Net Increase (Decrease)	22,593	190,557	99,715	1,083,043

Class R5
Shares Sold	96,271	$951,741	536,593	$5,820,273
Shares Issued for Reinvested Dividends	63,221	605,152	5,320	56,924
Shares Redeemed	(139,004)	(1,351,724)	(79,801)	(864,721)

Net Increase (Decrease)	20,488	205,169	462,112	5,012,476

Total Net Increase (Decrease)	3,584,303	$29,672,704	20,041,205	$218,430,577

Conservative Allocation Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,257,696	$12,080,817	1,346,691	$13,616,138
Shares Issued for Reinvested Dividends	179,431	1,707,553	732,961	7,391,886
Shares Redeemed	(2,758,816)	(26,578,728)	(3,518,454)	(35,643,221)
Shares converted (from) Class B into Class A	40,053	386,748	38,050	385,880

Net Increase (Decrease)	(1,281,636)	(12,403,610)	(1,400,752)	(14,249,317)

Class B
Shares Sold	7,856	$72,886	9,963	$99,614
Shares Issued for Reinvested Dividends	4,746	44,585	34,942	349,851
Shares Redeemed	(171,210)	(1,628,743)	(301,281)	(3,034,353)
Shares converted (from) Class B into Class A	(40,652)	(386,748)	(38,388)	(385,880)

Net Increase (Decrease)	(199,260)	(1,898,020)	(294,764)	(2,970,768)

Class C
Shares Sold	382,324	$3,589,709	388,368	$3,891,965
Shares Issued for Reinvested Dividends	53,711	504,093	244,378	2,446,031
Shares Redeemed	(1,081,953)	(10,251,324)	(1,118,640)	(11,203,567)

Net Increase (Decrease)	(645,918)	(6,157,522)	(485,894)	(4,865,571)

Class I
Shares Sold	99,116	$972,769	23,653	$240,775
Shares Issued for Reinvested Dividends	1,662	15,846	10,022	100,936
Shares Redeemed	(98,049)	(960,498)	(95,640)	(960,748)

Net Increase (Decrease)	2,729	28,117	(61,965)	(619,037)

Class R3
Shares Sold	267,501	$2,576,798	115,970	$1,183,060
Shares Issued for Reinvested Dividends	13,283	126,392	56,784	573,867
Shares Redeemed	(243,837)	(2,346,460)	(273,282)	(2,770,561)

Net Increase (Decrease)	36,947	356,730	(100,528)	(1,013,634)

199

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2016

Conservative Allocation Fund – (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	64,691	$620,143	73,692	$747,096
Shares Issued for Reinvested Dividends	4,187	39,885	19,881	200,549
Shares Redeemed	(80,007)	(768,503)	(289,492)	(2,983,292)

Net Increase (Decrease)	(11,129)	(108,475)	(195,919)	(2,035,647)

Class R5
Shares Sold	25,743	$249,126	41,154	$413,962
Shares Issued for Reinvested Dividends	4,394	41,951	18,786	189,594
Shares Redeemed	(57,144)	(548,883)	(138,795)	(1,430,204)

Net Increase (Decrease)	(27,007)	(257,806)	(78,855)	(826,648)

Total Net Increase (Decrease)	(2,125,274)	$(20,440,586)	(2,618,677)	$(26,580,622)

Global All-Asset Fund (consolidated)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	670,209	$6,748,511	863,892	$9,700,983
Shares Issued for Reinvested Dividends	1,007,454	10,004,019	2,448,331	26,859,377
Shares Redeemed	(5,115,865)	(52,291,306)	(4,756,932)	(53,684,340)

Net Increase (Decrease)	(3,438,202)	(35,538,776)	(1,444,709)	(17,123,980)

Class C
Shares Sold	292,043	$2,915,090	654,261	$7,241,748
Shares Issued for Reinvested Dividends	523,116	5,137,001	1,254,781	13,644,178
Shares Redeemed	(3,146,278)	(31,635,565)	(3,062,308)	(34,209,455)

Net Increase (Decrease)	(2,331,119)	(23,583,474)	(1,153,266)	(13,323,529)

Class I
Shares Sold	1,326,890	$13,568,916	2,185,330	$23,859,148
Shares Issued for Reinvested Dividends	273,425	2,726,048	1,063,020	11,702,511
Shares Redeemed	(3,522,842)	(36,158,943)	(6,039,462)	(68,970,228)

Net Increase (Decrease)	(1,922,527)	(19,863,979)	(2,791,112)	(33,408,569)

Class R3
Shares Sold	34,754	$351,468	52,542	$592,420
Shares Issued for Reinvested Dividends	14,719	146,310	37,147	407,834
Shares Redeemed	(87,966)	(901,597)	(135,911)	(1,531,485)

Net Increase (Decrease)	(38,493)	(403,819)	(46,222)	(531,231)

Class R4
Shares Sold	42,493	$439,358	27,103	$307,829
Shares Issued for Reinvested Dividends	3,653	36,710	7,789	86,422
Shares Redeemed	(67,264)	(716,854)	(16,631)	(187,277)

Net Increase (Decrease)	(21,118)	(240,786)	18,261	206,974

200

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2016

Global All-Asset Fund (consolidated) – (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	—	$—	261	$3,000
Shares Issued for Reinvested Dividends	4,054	40,375	35,554	391,329
Shares Redeemed	(59,903)	(596,039)	(193,643)	(2,016,419)

Net Increase (Decrease)	(55,849)	(555,664)	(157,828)	(1,622,090)

Class Y
Shares Sold	6,968,596	$69,428,594	167,372	$1,933,249
Shares Issued for Reinvested Dividends	160,427	1,599,457	338,937	3,730,417
Shares Redeemed	(1,344,783)	(13,741,334)	(248,457)	(2,736,375)

Net Increase (Decrease)	5,784,240	57,286,717	257,852	2,927,291

Total Net Increase (Decrease)	(2,023,068)	$(22,899,781)	(5,317,024)	$(62,875,134)

Growth Allocation Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	3,948,534	$40,309,533	4,769,564	$56,751,783
Shares Issued for Reinvested Dividends	3,637,332	37,234,854	13,139,872	150,609,050
Shares Redeemed	(10,780,005)	(110,944,319)	(8,292,408)	(98,193,630)
Shares converted (from) Class B into Class A	420,004	4,242,604	501,446	5,976,289

Net Increase (Decrease)	(2,774,135)	(29,157,328)	10,118,474	115,143,492

Class B
Shares Sold	15,078	$151,684	38,102	$487,694
Shares Issued for Reinvested Dividends	103,732	1,046,079	794,813	8,964,931
Shares Redeemed	(888,059)	(9,003,504)	(1,135,026)	(13,403,439)
Shares converted (from) Class B into Class A	(422,495)	(4,242,604)	(506,645)	(5,976,289)

Net Increase (Decrease)	(1,191,744)	(12,048,345)	(808,756)	(9,927,103)

Class C
Shares Sold	1,034,490	$10,325,633	1,457,404	$17,046,041
Shares Issued for Reinvested Dividends	1,004,280	10,095,228	4,166,071	46,928,907
Shares Redeemed	(3,375,001)	(34,112,433)	(3,107,714)	(36,270,739)

Net Increase (Decrease)	(1,336,231)	(13,691,572)	2,515,761	27,704,209

Class I
Shares Sold	444,241	$4,526,796	484,484	$5,892,897
Shares Issued for Reinvested Dividends	47,306	482,397	131,577	1,502,743
Shares Redeemed	(506,312)	(5,162,078)	(309,617)	(3,621,470)

Net Increase (Decrease)	(14,765)	(152,885)	306,444	3,774,170

Class R3
Shares Sold	164,628	$1,625,677	203,190	$2,366,117
Shares Issued for Reinvested Dividends	90,937	907,640	432,154	4,838,742
Shares Redeemed	(351,967)	(3,525,003)	(661,425)	(7,605,364)

Net Increase (Decrease)	(96,402)	(991,686)	(26,081)	(400,505)

201

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2016

Growth Allocation Fund – (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	165,082	$1,648,529	205,857	$2,610,051
Shares Issued for Reinvested Dividends	87,588	892,049	341,320	3,891,717
Shares Redeemed	(361,866)	(3,696,527)	(405,367)	(5,077,736)

Net Increase (Decrease)	(109,196)	(1,155,949)	141,810	1,424,032

Class R5
Shares Sold	62,067	$638,518	84,633	$1,007,443
Shares Issued for Reinvested Dividends	38,261	392,556	139,416	1,601,360
Shares Redeemed	(118,679)	(1,176,188)	(148,746)	(1,734,420)

Net Increase (Decrease)	(18,351)	(145,114)	75,303	874,383

Total Net Increase (Decrease)	(5,540,824)	$(57,342,879)	12,322,955	$138,592,678

Moderate Allocation Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,203,920	$23,641,178	2,776,576	$33,550,914
Shares Issued for Reinvested Dividends	2,547,557	27,074,933	3,593,851	42,613,944
Shares Redeemed	(7,738,163)	(83,631,320)	(6,443,669)	(77,558,348)
Shares converted (from) Class B into Class A	158,056	1,681,715	227,005	2,754,822

Net Increase (Decrease)	(2,828,630)	(31,233,494)	153,763	1,361,332

Class B
Shares Sold	12,039	$128,694	10,491	$125,647
Shares Issued for Reinvested Dividends	74,188	775,594	183,751	2,161,636
Shares Redeemed	(624,688)	(6,579,239)	(785,049)	(9,389,989)
Shares converted (from) Class B into Class A	(160,794)	(1,681,715)	(229,311)	(2,754,822)

Net Increase (Decrease)	(699,255)	(7,356,666)	(820,118)	(9,857,528)

Class C
Shares Sold	669,210	$7,078,379	833,115	$9,948,792
Shares Issued for Reinvested Dividends	805,430	8,420,700	1,222,308	14,353,654
Shares Redeemed	(2,853,669)	(30,141,942)	(2,939,981)	(34,928,992)

Net Increase (Decrease)	(1,379,029)	(14,642,863)	(884,558)	(10,626,546)

Class I
Shares Sold	279,536	$3,051,866	204,604	$2,504,434
Shares Issued for Reinvested Dividends	55,100	587,276	87,018	1,032,473
Shares Redeemed	(383,787)	(4,154,194)	(402,650)	(4,839,213)

Net Increase (Decrease)	(49,151)	(515,052)	(111,028)	(1,302,306)

Class R3
Shares Sold	263,313	$2,799,352	304,674	$3,584,941
Shares Issued for Reinvested Dividends	154,880	1,624,152	289,367	3,400,212
Shares Redeemed	(495,407)	(5,316,058)	(1,393,125)	(16,739,088)

Net Increase (Decrease)	(77,214)	(892,554)	(799,084)	(9,753,935)

202

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2016

Moderate Allocation Fund – (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	176,453	$1,874,405	232,223	$2,792,109
Shares Issued for Reinvested Dividends	57,050	606,241	142,151	1,685,875
Shares Redeemed	(296,619)	(3,158,989)	(1,274,173)	(15,621,785)

Net Increase (Decrease)	(63,116)	(678,343)	(899,799)	(11,143,801)

Class R5
Shares Sold	84,307	$915,694	76,850	$924,916
Shares Issued for Reinvested Dividends	51,001	544,028	69,638	826,923
Shares Redeemed	(230,674)	(2,473,550)	(143,572)	(1,750,675)

Net Increase (Decrease)	(95,366)	(1,013,828)	2,916	1,164

Total Net Increase (Decrease)	(5,191,761)	$(56,332,800)	(3,357,908)	$(41,321,620)

Multi-Asset Income Fund
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,223,586	$10,612,812	269,360	$2,585,369
Shares Issued for Reinvested Dividends	90,299	794,927	57,283	545,239
Shares Redeemed	(1,156,397)	(10,174,601)	(64,185)	(608,485)

Net Increase (Decrease)	157,488	1,233,138	262,458	2,522,123

Class C
Shares Sold	94,044	$832,682	78,602	$748,444
Shares Issued for Reinvested Dividends	20,733	183,060	17,792	169,598
Shares Redeemed	(83,772)	(742,075)	(49,502)	(469,494)

Net Increase (Decrease)	31,005	273,667	46,892	448,548

Class I
Shares Sold	1,086,496	$9,597,284	87,316	$841,595
Shares Issued for Reinvested Dividends	41,034	366,692	13,627	129,708
Shares Redeemed	(58,166)	(524,319)	(9,728)	(93,815)

Net Increase (Decrease)	1,069,364	9,439,657	91,215	877,488

Class R3
Shares Sold	529	$4,800	—	$—
Shares Issued for Reinvested Dividends	10,867	96,033	9,445	90,060
Shares Redeemed	—	—	(1)	(10)

Net Increase (Decrease)	11,396	100,833	9,444	90,050

Class R4
Shares Issued for Reinvested Dividends	11,617	$102,684	10,103	$96,328
Shares Redeemed	—	—	(1)	(10)

Net Increase (Decrease)	11,617	102,684	10,102	96,318

203

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2016

Multi-Asset Income Fund – (continued)
	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R5
Shares Issued for Reinvested Dividends	12,102	$106,959	10,520	$100,316

Net Increase (Decrease)	12,102	106,959	10,520	100,316

Class Y
Shares Sold	2,821,404	$24,756,079	709,152	$6,958,503
Shares Issued for Reinvested Dividends	253,260	2,245,484	622,486	5,941,457
Shares Redeemed	(10,980,863)	(96,292,208)	(1,412,725)	(13,440,801)

Net Increase (Decrease)	(7,906,199)	(69,290,645)	(81,087)	(540,841)

Total Net Increase (Decrease)	(6,613,227)	$(58,033,707)	349,544	$3,594,002

12.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $330 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During the year ended October 31, 2016, none of the Funds had borrowings under this facility.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. HFMC and HIFSCO dispute the allegations and intend to defend vigorously. As of October 31, 2016, the trial was scheduled for November 2016.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

204

Multi-Strategy Funds

Notes to Financial Statements – (continued)

October 31, 2016

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Subsequent Events:

Effective November 1, 2016, the contractual management fee rate for Global All-Asset Fund was reduced, and the expense reimbursements arrangements were revised.

In addition, effective November 1, 2016, the fee rates pursuant to the fund accounting agreement for each Fund are changing and the per account fee paid to HASCO for transfer agency services for all Classes, except Class Y, is also changing.

205

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Balanced Fund, The Hartford Balanced Income Fund, The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Global All-Asset Fund (Consolidated), The Hartford Growth Allocation Fund, Hartford Moderate Allocation Fund and Hartford Multi-Asset Income Fund (eight of the series comprising The Hartford Mutual Funds, Inc. (the Company)) as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Balanced Fund, The Hartford Balanced Income Fund, The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Global All-Asset Fund (Consolidated), The Hartford Growth Allocation Fund, Hartford Moderate Allocation Fund, and Hartford Multi-Asset Income Fund at October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2016

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Shareholder Meeting Results (Unaudited):

A Joint Annual Meeting of Shareholders (“Meeting”) was held on March 14, 2016 and shareholders were asked to consider the proposals listed below. The Meeting was adjourned for certain funds until April 19, 2016 with respect to proposals 2 through 6 listed below.

Proposal No.	Description of Proposal

1.	The election of nominees to the Board of Directors of The Hartford Mutual Funds, Inc.

2.	The approval of a new Investment Management Agreement between Hartford Funds Management Company, LLC (“HFMC”) and The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (collectively, the “Companies”), on behalf of the Funds.

3.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

4.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

5.	The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

6.	The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

All shareholders of record at the close of business on December 23, 2015 (“Record Date”) were entitled to attend or submit proxies. As of the Record Date, each Fund had the following number of shares outstanding:

Fund	Outstanding Shares
The Hartford Balanced Fund	38,729,582.9930
The Hartford Balanced Income Fund	514,729,549.7730
The Hartford Checks and Balances Fund	197,413,929.4430
The Hartford Conservative Allocation Fund	16,654,902.7760
The Hartford Global All-Asset Fund	40,780,235.3740
The Hartford Growth Allocation Fund	76,892,837.4140
Hartford Moderate Allocation Fund	54,881,464.3570
Hartford Multi-Asset Income Fund	6,940,688.1740

Proposal One:	The election of nominees to the Board of Directors of The Hartford Mutual Funds, Inc.

Approval of Board of Directors for The Hartford Mutual Funds, Inc.
Name(1)	For	Withheld
Hilary E. Ackermann	2,179,706,725.8944	42,734,167.7165
Lynn S. Birdsong	2,180,563,045.6502	41,877,847.9607
James E. Davey	2,181,118,226.9968	41,322,666.6141
Christine Detrick	2,181,014,822.3680	41,426,071.2429
Duane E. Hill	2,179,870,593.2057	42,570,300.4052
Sandra S. Jaffee	2,179,682,910.1968	42,757,983.4141
William P. Johnston	2,179,896,424.5899	42,544,469.0210
Phillip O. Peterson	2,179,760,892.2321	42,680,001.3788
Lemma W. Senbet	2,179,956,972.5800	42,483,921.0309

(1)	Shareholders approved the election of each nominee at the Meeting.

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Shareholder Meeting Results (Unaudited) – (continued)

Proposal Two:	The approval of a new Investment Management Agreement between HFMC and the Companies, on behalf of the Funds.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Balanced Fund(1)	14,570,791.8012	502,821.6439	818,505.8589	3,987,597.0000
The Hartford Balanced Income Fund(2)	181,128,009.7890	4,608,962.2630	8,979,336.4500	64,901,148.0000
The Hartford Checks and Balances Fund(2)	68,462,890.6230	2,037,492.6160	3,645,535.6660	24,790,914.0000
The Hartford Conservative Allocation Fund(1)	6,074,021.1911	76,666.1846	517,509.6563	2,086,668.0000
The Hartford Global All-Asset Fund(1)	16,064,793.4713	370,907.4338	709,784.0449	4,595,456.0000
The Hartford Growth Allocation Fund(1)	27,517,682.6549	924,724.6223	1,512,288.6778	9,488,742.1000
Hartford Moderate Allocation Fund(1)	19,550,256.9914	601,188.2545	1,163,526.3101	6,396,383.0000
Hartford Multi-Asset Income Fund(1)	5,709,443.7813	687.4707	28,457.2760	1,077,993.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Three:	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Balanced Fund(1)	14,247,602.8006	814,748.9086	829,767.5948	3,987,597.0000
The Hartford Balanced Income Fund(2)	178,220,374.8430	7,312,484.3000	9,183,449.3590	64,901,148.0000
The Hartford Checks and Balances Fund(2)	67,300,133.4401	2,934,765.2710	3,911,020.1940	24,790,914.0000
The Hartford Conservative Allocation Fund(1)	6,134,036.0818	125,264.7206	408,896.2296	2,086,668.0000
The Hartford Global All-Asset Fund(1)	15,796,334.5306	639,824.4013	709,326.0181	4,595,456.0000
The Hartford Growth Allocation Fund(1)	26,515,399.4822	1,886,363.4509	1,552,933.0219	9,488,742.1000
Hartford Moderate Allocation Fund(1)	19,166,830.3547	898,666.8050	1,249,474.3963	6,396,383.0000
Hartford Multi-Asset Income Fund(1)	5,709,160.7641	970.4879	28,457.2760	1,077,993.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Four:	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Balanced Fund(1)	14,321,275.1420	726,317.7969	844,526.3651	3,987,597.0000
The Hartford Balanced Income Fund(2)	178,010,249.5050	7,370,289.8900	9,335,769.1070	64,901,148.0000
The Hartford Checks and Balances Fund(2)	67,301,505.5960	2,941,284.2890	3,903,129.0200	24,790,914.0000
The Hartford Conservative Allocation Fund(1)	6,105,529.5625	129,669.8670	432,997.6025	2,086,668.0000
The Hartford Global All-Asset Fund(1)	15,824,669.2091	577,026.0878	743,789.6531	4,595,456.0000
The Hartford Growth Allocation Fund(1)	26,446,986.1715	1,927,875.7517	1,579,834.0318	9,488,742.1000
Hartford Moderate Allocation Fund(1)	19,085,389.4127	944,878.3757	1,284,703.7676	6,396,383.0000
Hartford Multi-Asset Income Fund(1)	5,703,937.9934	5,359.2612	29,291.2734	1,077,993.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

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Shareholder Meeting Results (Unaudited) – (continued)

Proposal Five:	The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Balanced Fund(1)	14,293,887.6860	755,180.0806	843,051.5374	3,987,597.0000
The Hartford Balanced Income Fund(2)	178,345,048.7870	7,176,927.7200	9,194,331.9950	64,901,148.0000
The Hartford Checks and Balances Fund(2)	67,427,913.9780	2,787,847.1890	3,930,157.7370	24,790,914.0000
The Hartford Conservative Allocation Fund(1)	6,137,810.5448	114,977.6496	415,408.8376	2,086,668.0000
The Hartford Global All-Asset Fund(1)	15,764,117.4304	657,125.1550	724,242.3646	4,595,456.0000
The Hartford Growth Allocation Fund(1)	26,659,799.2256	1,694,175.6643	1,600,721.0651	9,488,742.1000
Hartford Moderate Allocation Fund(1)	19,237,447.8204	840,959.4030	1,236,564.3326	6,396,383.0000
Hartford Multi-Asset Income Fund(1)	5,704,413.7031	5,717.5489	28,457.2760	1,077,993.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Six:	The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Balanced Fund(1)	13,733,797.4819	1,256,003.5842	902,318.2379	3,987,597.0000
The Hartford Balanced Income Fund(2)	151,007,299.4950	34,192,519.5530	9,516,489.4540	64,901,148.0000
The Hartford Checks and Balances Fund(2)	64,660,042.2730	5,349,097.8540	4,136,778.7780	24,790,914.0000
The Hartford Conservative Allocation Fund(1)	5,800,195.4632	420,682.1064	447,319.4624	2,086,668.0000
The Hartford Global All-Asset Fund(1)	13,081,029.3875	3,272,465.7858	791,989.7767	4,595,456.0000
The Hartford Growth Allocation Fund(1)	24,968,245.0079	3,251,639.4017	1,734,811.5454	9,488,742.1000
Hartford Moderate Allocation Fund(1)	18,500,178.5311	1,577,164.6367	1,237,628.3882	6,396,383.0000
Hartford Multi-Asset Income Fund(1)	5,704,757.9402	7,305.2552	26,525.3326	1,077,993.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

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Directors and Officers of the Company

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS
HILARY E. ACKERMANN (1956) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and has served as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present.	76	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present).

LYNN S. BIRDSONG (1946) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2003	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	76	None

CHRISTINE DETRICK (1958) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Enterprises (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Partner/Senior Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	76	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and Forest City Enterprises (a real estate company) (November 2014 to present).

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Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
DUANE E. HILL (1945) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2001	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	76	None

SANDRA S. JAFFEE(3) (1941) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2005	Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairwoman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Corps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).	76	None

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Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
WILLIAM P. JOHNSTON (1944) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	76	None

PHILLIP O. PETERSON (1944) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2002	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	76	Mr. Peterson is a Trustee of the William Blair Funds (February 2007 to current) (22 funds overseen).

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Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
LEMMA W. SENBET (1946) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2005	Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	76	None

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Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
OFFICERS AND INTERESTED DIRECTORS
JAMES E. DAVEY(4) (1964) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board, President and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also currently serves as Chairman of the Board, President and Manager of Lattice Strategies LLC. Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	76	N/A

ANDREW S. DECKER (1963) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	AML Compliance Officer	Since 2015	Mr. Decker currently serves as the AML Compliance Officer for HFD and as Chief Compliance Officer and AML Compliance Officer for HASCO. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

MICHAEL FLOOK (1965) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President, Treasurer and Controller	Since 2015	Mr. Flook served as Assistant Treasurer for the Company, The Hartford Mutual Funds II, Inc., The Hartford Alternative Strategies Fund, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014. Mr. Flook currently serves as an employee of HFMC.	N/A	N/A

214

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Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
WALTER F. GARGER (1965) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Chief Legal Officer	Since 2016	Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

JOSEPH G. MELCHER (1973) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. He also serves as Chief Compliance Officer and Executive Vice President of Lattice Strategies LLC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

VERNON J. MEYER (1964) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President	Since 2006	Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

LAURA S. QUADE (1969) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President	Since 2012	Ms. Quade currently serves as Senior Vice President of HLIC and Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A

215

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Directors and Officers of the Company – (continued)

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
ALICE A. PELLEGRINO (1960) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Secretary	Since 2016	Ms. Pellegrino currently serves as Vice President of HLIC and HFMG. Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

(1)	Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.
(2)	The portfolios are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
(3)	Ms. Jaffee will retire as a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc. effective December 18, 2016.
(4)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

For more information regarding the Directors and Officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-888-843-7824.

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Multi-Strategy Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

217

Multi-Strategy Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc.

The Hartford Balanced Fund

The Hartford Balanced Income Fund

The Hartford Checks and Balances Fund

The Hartford Conservative Allocation Fund

The Hartford Global All-Asset Fund

The Hartford Growth Allocation Fund

Hartford Moderate Allocation Fund

Hartford Multi-Asset Income Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At a Joint Annual Meeting of Shareholders held on March 14, 2016 and adjourned to April 19, 2016 with respect to certain funds, shareholders of each of the funds listed above (each a “Fund” and collectively, the “Funds”) voted to approve a new investment management agreement (the “Management Agreement”) by and between The Hartford Mutual Funds, Inc. (“HMF”), on behalf of each of its Funds, The Hartford Mutual Funds II, Inc. (“HMF II”) and Hartford Funds Management Company, LLC (“HFMC”).

At their meeting held on August 2-3, 2016, the Boards of Directors (collectively, the “Board”) of HMF and HMF II, including each of the Independent Directors, unanimously voted to approve (i) the continuation of the Management Agreement; and (ii) for each Fund that is sub-advised (each a “Sub-Advised Fund” and collectively, the “Sub-Advised Funds”), the continuation of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and collectively with the Management Agreement, the “Agreements”) between HFMC and the Sub-Advised Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”).

In the months preceding the August 2-3, 2016 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2016 and August 2-3, 2016. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 21-22, 2016 and August 2-3, 2016 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Funds’ respective management fees, sub-advisory fees, if any, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the Management Agreement.

In determining whether to continue the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

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Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of HFMC and its affiliates to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ approximately 65 portfolio managers. The Board noted that HFMC terminated the then-existing sub-advisory agreement with the Sub-adviser with respect to The Hartford Conservative Allocation Fund and Hartford Moderate Allocation Fund in 2015 and also noted that HFMC appointed Ms. Allison Mortensen as co-portfolio manager for The Hartford Conservative Allocation Fund, Hartford Moderate Allocation Fund, and The Hartford Growth Allocation Fund in 2015. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered HFMC’s day-to-day oversight of compliance with each Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with the launch of new funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Sub-Advised Funds, subject to oversight by HFMC, the Board considered, among other things, the quality of each Sub-Advised Fund’s portfolio manager(s), the Sub-adviser’s other investment personnel, its investment philosophy and process, its investment research capabilities and resources, its performance record, its trade execution capabilities and its experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s).

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and, as applicable, the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. For details regarding each Fund’s performance, see the fund-by-fund synopsis below.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year, including in connection with the annual approval of the Agreements. These reports include, among other things, information on each Fund’s

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gross returns and with respect to certain reports, net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the Management Agreement, noting the Consultant’s view that Hartford Funds’ process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 21-22, 2016 and August 2-3, 2016 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Sub-Advised Fund, taking into account that HFMC compensates the Sub-adviser out of the management fee paid by the Fund to HFMC. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Sub-Advised Fund, and total operating expenses for each Fund. With respect to each Sub-Advised Fund’s sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Broadridge, in consultation with the Consultant, and a broader universe of funds selected by Broadridge. For details regarding each Fund’s expenses, see the fund-by-fund synopsis below.

While the Board recognized that comparisons between a Fund and its peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s management and sub-advisory fees, as applicable, and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s management and sub-advisory fees, as applicable, and total operating expenses.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce each Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders

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and provide protection from an increase in expenses if the Fund’s assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. In addition, the Board considered that initially setting competitive fee rates and pricing the Funds to scale at inception are other means of sharing potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower operating expenses.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board considered that it had approved an increase in the Funds’ fund accounting fee rate. The Board reviewed information from Broadridge comparing the new accounting fee rate with relevant industry data and considered that the new fund accounting fee schedule more properly aligned with HFMC’s actual costs for those services. The Board considered that, while the new fee schedule is projected to result in a reasonable increase in overall profitability to HFMC, HFMC expected that it would continue to operate at a net loss with respect to fund accounting services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds. The Board considered that it had approved the implementation of a uniform transfer agency fee across all distribution channels for all classes of the Funds, except Class Y shares, in light of the reduction in revenue earned by HASCO associated with a decline in the use of directly-held accounts and a corresponding increase in the use of omnibus accounts. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function, including the anticipated impact of the new fee schedule on transfer agent profit margins. The Board considered information provided by HASCO indicating that, after giving effect to the new fee schedule, the transfer agent fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. As principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Funds and receive compensation in that regard.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser does not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family and the ability to combine holdings in a Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the fund family with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

Fund-by-Fund factors

The Hartford Balanced Fund

•

The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 5-year periods and the 1st quintile for the 3-year period. The Board also noted that the Fund’s performance was below its blended custom benchmark for the 1-year

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period, above its blended custom benchmark for the 3-year period and in line with its blended custom benchmark for the 5-year period. The Board also considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy.

•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile of its expense group and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Balanced Income Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 5-year periods and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its blended custom benchmark for the 1-, 3- and 5-year periods. The Board and HFMC noted that the performance of the Fund was within expectations.

•	The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Checks and Balances Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 5-year periods and the 1st quintile for the 3-year period. The Board also noted that the Fund’s performance was below its blended custom benchmark for the 1-, 3- and 5-year periods. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy. The Board also noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Conservative Allocation Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its blended custom benchmark for the 1-, 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to the Sub-adviser in 2012. The Board noted that HFMC terminated the Fund’s sub-advisory agreement with the Sub-adviser and appointed Ms. Allison Mortensen as co-portfolio manager in 2015. The Board also noted that certain changes had recently been made to the Fund’s principal investment strategy.

•	The Board noted that the Fund’s actual management fee was in the 1st quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction implemented in 2015. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

The Hartford Global All-Asset Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its blended custom benchmark for the 1-, 3- and 5-year periods. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy.

•	The Board noted that the Fund’s contractual management fee was in the 5th quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class. In response to a request from the Board, HFMC agreed to provide a proposal at the August 2016 meeting which would reduce the expenses of the Fund.

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The Hartford Growth Allocation Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its blended custom benchmark for the 1-, 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to the Sub-adviser in 2012. The Board noted that HFMC terminated the Fund’s sub-advisory agreement with the Sub-adviser in 2014 and appointed Ms. Allison Mortensen as co-portfolio manager in 2015. The Board also noted that certain changes had recently been made to the Fund’s principal investment strategy.

•	The Board noted that the Fund’s actual management fee was in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction implemented in 2015. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

Hartford Moderate Allocation Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1-, 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to the Sub-adviser in 2012. The Board noted that HFMC terminated the Fund’s sub-advisory agreement with the Sub-adviser and appointed Ms. Allison Mortensen as co-portfolio manager in 2015. The Board also noted that certain changes had recently been made to the Fund’s principal investment strategy.

•	The Board noted that the Fund’s actual management fee was in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction implemented in 2015. The Board also noted that the Fund has an automatically renewable contractual expense cap on each share class.

Hartford Multi-Asset Income Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was below its blended custom benchmark for the 1-year period. The Board also noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, its actual management fee was in the 3rd quintile of its expense group, and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile. The Board noted that the Fund has an automatically renewable contractual expense cap on each share class.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Management Agreement and, with respect to the Sub-Advised Funds, the Sub-Advisory Agreement for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

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THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

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b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

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to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

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c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

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For more information, please see our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, which is available at Online Privacy Policy.

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Our employees have access to Personal Information in the course of doing their jobs, such as:

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Some techniques we use to protect Personal Information include:

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We are responsible for and must:

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Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

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We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

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d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

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You means an individual who has given us Personal Information in conjunction with:

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a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.: 1stAGChoice, Inc.; Access CoverageCorp, Inc.;

Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; ; Lanidex R, LLC (Delaware); MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2016

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Hartford Balanced Fund, The Hartford Balanced Income Fund, The Hartford Global All-Asset Fund and Hartford Multi-Asset Income Fund are sub-advised by Wellington Management Company LLP (Wellington). HFD and HFMC are not affiliated with Wellington.

MFAR-MS16    12/16    117965-3    Printed in U.S.A.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the code of ethics is filed herewith.

(c)	The registrant amended the code of ethics on May 3, 2016. The key changes to the code of ethics are as follows: (1) simplify the code provisions, (2) simplify the waiver process, and (3) require that the specified officers in the code of ethics complete an initial and annual certification.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant (the “Board”) has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$928,500 for the fiscal year ended October 31, 2015; $1,000,180 for the fiscal year ended October 31, 2016.

(b)	Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$29,118 for the fiscal year ended October 31, 2015; $22,632 for the fiscal year ended October 31, 2016. Audit-related services principally in connection with Rule 17Ad-13 under the Securities Exchange Act of 1934.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$258,820 for the fiscal year ended October 31, 2015; $244,308 for the fiscal year ended October 31, 2016. Tax-related services are principally in connection with, but not limited to, general tax services, excise tax and Passive Foreign Investment Company (PFIC) analysis.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended October 31, 2015; $0 for the fiscal year ended October 31, 2016.

(e)	(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the Registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the Registrant may be pre-approved. The following are some main provisions from the Policy.

1.	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

2.	The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

3.	The Audit Committee shall pre-approve certain non-audit services to the Fund and its Service Affiliates pursuant to procedures set forth in the Policy.

4.	The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

5.	The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)	(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended October 31, 2016, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

Non-Audit Fees: $2,134,034 for the fiscal year ended October 31, 2015; $1,577,993 for the fiscal year ended October 31, 2016.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS, INC.
Date: January 9, 2017	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 9, 2017	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Date: January 9, 2017	By:	/s/ Michael Flook
Michael Flook, Vice President,
Treasurer and Controller